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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-05629
ING Investors Trust
(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd., Scottsdale, AZ (Address of principal executive offices)	85258 (Zip code)
CT Corporation System, 101 Federal Street, Boston, MA 02110
(Name and address of agent for service)
Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end:	December 31

Date of reporting period:	January 1, 2010 to December 31, 2010

Item 1. Reports to Stockholders.
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):
Annual Report

December 31, 2010

Adviser (“ADV”), Institutional (“I”), Service (“S”) and Service 2 (“S2”) Classes

ING Investors Trust
■	ING Artio Foreign Portfolio
■	ING Clarion Global Real Estate Portfolio
■	ING FMRSM Diversified Mid Cap Portfolio
■	ING Global Resources Portfolio
■	ING Janus Contrarian Portfolio
■	ING JPMorgan Emerging Markets Equity Portfolio
■	ING Liquid Assets Portfolio
■	ING Marsico Growth Portfolio
■	ING Marsico International Opportunities Portfolio
■	ING MFS Total Return Portfolio
■	ING MFS Utilities Portfolio
■	ING Morgan Stanley Global Franchise Portfolio
■	ING Morgan Stanley Global Tactical Asset Allocation Portfolio
■	ING PIMCO Total Return Bond Portfolio
■	ING Pioneer Mid Cap Value Portfolio
■	ING T. Rowe Price Capital Appreciation Portfolio
■	ING T. Rowe Price Equity Income Portfolio
■	ING Van Kampen Growth and Income Portfolio
■	ING Wells Fargo Health Care Portfolio

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

MUTUAL FUNDS

President’s Letter	2
Market Perspective	3
Portfolio Managers’ Reports	5
Shareholder Expense Examples	42
Report of Independent Registered Public Accounting Firm	45
Statements of Assets and Liabilities	46
Statements of Operations	55
Statements of Changes in Net Assets	60
Financial Highlights	70
Notes to Financial Statements	80
Summary Portfolios of Investments	108
Tax Information	192
Trustee and Officer Information	194
Advisory Contract Approval Discussion	198

PROXY VOTING INFORMATION

A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the ING Funds’ website at www.ingfunds.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the ING Funds’ website at www.ingfunds.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a summary portfolio of investments for certain Portfolios. The Portfolios’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Portfolios’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Portfolios’ Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Portfolios by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

Big Picture vs. Details

Dear Shareholder,

On January 25, 2011, President Obama delivered his second State of the Union address. He called on Americans to put aside partisan differences and harness the nation’s creativity to adapt and thrive in a rapidly changing global economy. The president’s challenge is timely: the United States is approaching a nexus of intermediate- and long-term concerns, and the choices we make over the next two years could determine the nation’s competitiveness in the global economy for decades to come.

There are reasons to be optimistic — the International Monetary Fund (“IMF”) predicts the U.S. economy will grow about 3% in 2011. China and India are expected to grow at about 9% and even the euro zone appears to be recovering from crisis; this growth, however, is being accompanied by mounting inflation pressures in certain regions, suggesting that many economies are expanding at unsustainable rates.

As I write this, the World Economic Forum is getting underway in Davos, Switzerland, and there are numerous concerns to deal with. Chief among them are the still-present risk of sovereign debt defaults in the euro zone; high unemployment and banking problems in the advanced economies; and inflationary pressures in emerging markets, especially with regard to food, fuel and commodities.

As we’ve noted before, uncertainty is a defining characteristic of our age and, in our opinion, is likely to remain so beyond this year. How should you respond within your investment portfolio? Remember that the most important consideration is your long-term goals, not the outlook for 2011. With investment hazards and opportunities everywhere, we believe it makes sense to cast as broad a net as possible around the globe. In our opinion, you want your portfolio to be well diversified so that it is not harmed too much by the trouble spots, and has some exposure to positive trends.

As always, we believe the best approach is a well-diversified portfolio and a well-defined investment plan. As we’ve noted many times before, it’s important to discuss any proposed changes thoroughly with your advisor before taking any action. Thank you for your continued confidence in ING Funds. We look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews
President and Chief Executive Officer
ING Funds
January 26, 2011

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

MARKET PERSPECTIVE:  YEAR ENDED DECEMBER 31, 2010

In our semi-annual report we described how, after a 13-month advance through mid-April, a confluence of local and world issues sent global equities, in the form of the MSCI World IndexSM measured in local currencies, including net reinvested dividends (“MSCI” for regions discussed below), reeling to a loss for the first half of the fiscal year. In the second half of the year, the MSCI World IndexSM bounced back and for 2010 returned 10.01%. (The MSCI World IndexSM returned 11.76% for the one year ended December 31, 2010, measured in U.S. dollars.) By year end, investor sentiment had turned distinctly positive, despite the grave concerns that remained.

It was a bumpy ride. Markets from stocks to bonds to currencies were continually buffeted by news and events relating to three main themes: the stuttering U.S. economic recovery, the sovereign debt crisis in the Eurozone and growth dynamics in China.

In the U.S., quarterly gross domestic product (“GDP”) growth decelerated from 2.7% (annualized) in the first quarter of 2010 to 1.7% in the second, before recovering to 2.6% in the third. But attention was focused more on employment and housing. The 18-month recession which ended in June of 2009 had cost some 8.7 million jobs. But since then, the unemployment rate had been stuck between 9.4% and 10.1%, barely dented by private sector new jobs averaging 107,000 per month as 2010 ended.

The other weakening link was housing. Sales of new and existing homes collapsed after the expiry in April of a program of tax credits for home buyers and languished thereafter. House prices (based on the S&P/Case-Shiller 20-City Composite Home Price Index), having shown annual increases from February, resumed a downward trend in October with the index still 30% below the peak recorded in April 2006.

To be sure, there were some grounds for optimism as 2010 drew to a close. Consumer spending had risen for five straight months. Investment in equipment and software was growing at double-digit annual percentage rates. On December 30, new unemployment claims were reported below 400,000 for the first time since July 2008. The Federal Reserve in November announced a second round of quantitative easing and would buy $600 billion in Treasury notes and bonds. The mixed mid-term election results forced a “compromise” stimulus package worth an estimated $858 billion for 2011. In combination, these two measures increased the attractiveness of riskier asset classes like equities at the expense of high grade bonds, which sold off.

In the Eurozone, after default was narrowly averted on Greece’s maturing bonds, the creation in May of a European Financial Stabilization “mechanism”, funded with up to e750 billion seemed to calm nerves for a while. But in October, attention turned to Ireland, where the Irish government had injected huge sums into local banks, rendering its own fiscal position untenable. The November 29, 2010 European Union/International Monetary Fund bail-out worth e67.5 billion left markets unimpressed. Suddenly it was May again with downgrades, soaring yields on peripheral Eurozone bonds, fears of contagion, falling stock markets and doubts about the viability of the euro itself. The European Central Bank aggressively bought sovereign bonds and the mood settled. But with Spain’s banks needing to refinance e85 billion of debt in 2011, the issue remains unresolved.

Investors watched nervously as China, the source of much of the world’s growth, wrestled with inflation, which reached 5.1% in November, and a housing bubble. The authorities tightened mortgage requirements, raised banks’ reserve ratio requirements six times in 2010 and interest rates twice in the last quarter. More interest rate increases seem inevitable.

In U.S. fixed income markets, the Barclays Capital U.S. Aggregate Bond Index of investment grade bonds returned 6.54% in 2010. A slight balance towards risk aversion in the first half gave way to improved risk appetite in the second. For the whole year, the Barclays Capital U.S. Treasury index returned 5.87%, underperforming the Barclays Capital Corporate Investment Grade Bond Index with a return of 9.00%, but both fell well short of the Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index which gained 14.94% for the one year period.

U.S. equities, represented by the S&P 500® Index including dividends, rose 15.06% in 2010, including its best September, a return of 8.92%, since 1939 and best December, a return of 6.68%, since 1991. Prices were supported by strong earnings reports, with operating earnings per share for S&P 500® companies recording four straight quarters of annual growth. Equities also benefited from improved risk appetite through the quantitative easing initiative and stimulus package referred to above.

In currencies, the worst of the gloom about the Eurozone in early June was replaced by renewed pessimism about the dollar in a stalling economy, before markets were seized by another bout of Eurozone angst. For the year, the dollar gained 8.15% against the euro and 2.95% against the pound, but lost 11.59% to the yen, which was sold in the market by the Bank of Japan after breaching 15-year high levels.

In international markets, the MSCI Japan® Index returned just 0.57% for the year after a strong last quarter, as quarterly GDP growth bounced back to 1.1% and the yen retreated from multi-year peaks. The tone of the market was generally poor with household spending fragile and consumer prices down for 21 months. The MSCI Europe ex UK® Index returned 4.84%, with Germany up 15.97% and Portugal, Italy, Ireland, Greece and Spain all falling. This broadly reflected the two-tier economy that has developed, with economic statistics favoring more soundly based countries at the expense of the peripherals. The MSCI UK® Index advanced 12.18%, despite the prospect of severe public spending cuts intended to eliminate an 11% budget deficit. Supporting sentiment was resilient, if perhaps temporary, quarterly GDP growth averaging 0.9% in the second half of the year.

Parentheses denote a negative number.

All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Portfolios’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

BENCHMARK DESCRIPTIONS

Index	Description
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
S&P/Case-Shiller 20-City Composite Home Price Index	A composite index of the home price index for the top 20 Metropolitan Statistical Areas in the United States. The index is published monthly by Standard & Poor’s.
Barclays Capital U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Barclays Capital U.S. Treasury Index
An unmanaged index that includes public obligations of the U.S. Treasury. Treasury bills, certain special issues, such as state and local government series bonds (SLGs), as well as U.S. Treasury TIPS and STRIPS, are excluded.

Barclays Capital Corporate Investment Grade Bond Index
The corporate component of the Barclays Capital U.S. Credit Index. The U.S. Credit Index includes publicly-issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. The index includes both corporate and non-corporate sectors. The corporate sectors are industrial, utility and finance, which includes both U.S. and non-U.S. corporations.

Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
Russell 1000 Value® Index	An unmanaged index that measures the performance of those Russell 1000® securities with lower price-to-book ratios and lower forecasted growth values.
MSCI All Country World Index (ex U.S.)	A free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets.
S&P Developed Property Index
An unmanaged market-weighted total return index which consists of many companies from developed markets whose floats are larger than $100 million and derive more than half of their revenue from property-related activities.

S&P 1500 Supercomposite Healthcare Sector Index
An unmanaged capitalization-weighted index tracking the performance of healthcare stocks reported within the S&P 500®, S&P Midcap 400 and S&P SmallCap 600 Index (which includes large, medium and small companies).

S&P MidCap 400 Index	An unmanaged index that measures the performance of the mid-size company segment of the U.S. market.
S&P North American Natural Resources Sector Index
An unmanaged index and a market-capitalization-weighted index of 112 stocks designed to measure the performance of companies in the natural resources sector, which includes energy, precious metals, timber and other sub-sectors.

MSCI All Country World Index	A free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets.
MSCI Emerging Markets Index
An unmanaged index that measures the performance of securities listed on exchanges in developing nations throughout the world. It includes the reinvestment of dividends and distributions net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

iMoneyNet First Tier Retail Index	An unmanaged index that includes the most broadly based money market funds.
MSCI Europe, Australasia and Far East® Index
An unmanaged index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

S&P 500 Utilities Index	Measures the performance of the utilities sector.
Russell MidCap® Value Index	An unmanaged index that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values.
Barclays Capital U.S. Government/Credit Bond Index	A widely recognized index of publicly issued fixed rate U.S. Government and Corporate investment grade debt securities.

PORTFOLIO MANAGERS’ REPORT	ING ARTIO FOREIGN PORTFOLIO

Country Allocation as of December 31, 2010 (as a percent of net assets)
United Kingdom	13.4%
Japan	8.2%
Germany	7.1%
Hong Kong	6.4%
Switzerland	6.2%
Russia	6.0%
Canada	5.9%
India	5.4%
China	5.2%
France	5.0%
Netherlands	3.0%
Taiwan	2.7%
Countries between 1.5%–2.4%(1)	11.9%
Countries less than 1.5%(2)	11.7%
Other Assets and Liabilities — Net*	1.9%
Net Assets	100.0%

* Includes short-term investments related to Blackrock Liquidity Funds TempFund Portfolio — Class I and securities lending collateral.

(1) Includes six countries, which each represents 1.5%–2.4% of net assets.

(2) Includes twenty countries, which each represents less than 1.5% of net assets.

Portfolio holdings are subject to change daily.

ING Artio Foreign Portfolio (the “Portfolio”) seeks long-term growth of capital. The Portfolio is managed by Rudolph-Riad Younes, CFA, Managing Director and Head of International Equities and Richard C. Pell, Chief Investment Officer and Chief Executive Officer, of Artio Global Management LLC — the Sub-Adviser.

Performance: For the year ended December 31, 2010, the Portfolio’s Class S shares provided a total return of 6.85% compared to the MSCI All Country World ex-US Index (“MSCI ACWI ex-US”), which returned 11.15%, for the same period.

Portfolio Specifics: During the fiscal year ended December 31, 2010, the direction of market trends became increasingly apparent, enabling us to reposition the Portfolio with greater confidence, although for the period, the Portfolio underperformed its benchmark. Country and stock selection within emerging markets had the largest negative impact on relative results, although the decision to overweight emerging markets relative to developed markets had a positive impact. Additionally, stock selection within developed market and emerging market financials detracted from performance.

Focusing on emerging markets where we continue to be overweight, positioning in China detracted from returns. China’s move to curtail inflationary pressures by increasing reserve requirements and hiking interest rates led to concerns over the general macro picture for the country, resulting in the underperformance of some of our investments in China. China Construction Bank, one of China’s largest banks, was one of the larger relative detractors from returns. Several Hong Kong-listed stocks also underperformed including Hang Lung Properties Ltd., a real estate developer. Stock selection in India also detracted. Elsewhere, POSCO, a steel producer in South Korea, underperformed as did OTP Bank Nyrt in Hungary. Positively impacting performance within emerging markets was the position held in HTC Corp. (Taiwan), the world’s largest maker of mobile phones using the Android operating system. The overweight in Russia also had a positive impact with shares of Magnit and Sberbank notable outperformers.

Within developed Europe, the overweight to the consumer discretionary, materials and industrials sectors had a positive impact on results as did the underweight to utilities, and more than made up for the underperformance of consumer staples which detracted. The decision to hedge out of the euro into the U.S. dollar for part of the period also had a positive impact amid the sovereign debt crisis and fears over the sustainability of the euro. Stock selection in the United Kingdom had a positive impact, driven largely by the decision to underweight BP PLC during the height of the oil spill crisis. The Portfolio also benefitted from positions held in Rio Tinto PLC and Xstrata PLC. The underweight to Japan detracted due to the strength of the Japanese yen.

Top Ten Holdings as of December 31, 2010 (as a percent of net assets)
Rio Tinto PLC	3.1%
High Tech Computer Corp.	2.7%
Hang Lung Properties Ltd.	2.4%
Market Vectors — Gold Miners ETF	2.3%
Sberbank of Russian Federation	2.2%
Xstrata PLC	2.2%
Barrick Gold Corp.	1.9%
Fraport AG Frankfurt Airport Services Worldwide	1.7%
Lloyds TSB Group PLC	1.7%
BHP Billiton PLC	1.6%

Portfolio holdings are subject to change daily.

Current Strategy and Outlook: We’ve moved into the New Year with a high degree of conviction with respect to a number of key strategic themes. Capitalizing on emerging market consumption growth has become an important part of our current strategy, and we are currently focused on developed and emerging market companies we feel are best poised to exploit these long-term growth prospects. While China and India are expected to offer some of the greatest opportunities, we see similar trends unfolding in Russia, Brazil and sub-Saharan Africa. Across emerging markets, we hold positions in a wide range of companies involved in food retailing, food and beverage production, personal care products, pharmaceuticals and other consumption-related industries. Indian infrastructure is another area of interest.

While we believe Europe may face a decade or more of near-flat economic activity, we favor companies with significant exposure to emerging markets, such as mining companies and luxury goods makers. While we remain concerned about the financial system in Europe, there are some special situations in banks which we think offer attractive investment opportunities, and we prefer banks which operate in the U.K. over Europe. We remain underweight to Japan as it remains a slow growth story plagued by an aging population and very high levels of government debt.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

ING ARTIO FOREIGN PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2010
	1 Year	5 Year	Since Inception of Class ADV April 28, 2006		Since Inception of Class I December 3, 2004		Since Inception of Class S May 1, 2002	Since Inception of Class S2 September 9, 2002
Class ADV	6.48%	—	(2.03)%		—		—	—
Class I	7.16%	2.03%	—		4.71%		—	—
Class S	6.85%	1.73%	—		—		5.68%	—
Class S2	6.78%	1.60%	—		—		—	7.78%
MSCI ACWI ex-US	11.15%	4.82%	2.02	%(1)	7.34	%(2)	8.89%	11.07	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Artio Foreign Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. Total returns do not include charges imposed by the insurance company separate account. If these were included, performance would be lower.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	Since inception performance for the indices is shown from May 1, 2006.

(2)	Since inception performance for the indices is shown from December 1, 2004.

(3)	Since inception performance for the indices is shown from September 1, 2002.

Artio Global Management LLC has managed the Portfolio since September 2, 2003. Prior to this date, a different firm served as portfolio manager.

PORTFOLIO MANAGERS’ REPORT	ING CLARION GLOBAL REAL ESTATE PORTFOLIO

Country Allocation as of December 31, 2010 (as a percent of net assets)
United States	38.6%
Hong Kong	14.6%
Japan	13.4%
Australia	9.5%
Singapore	5.9%
France	5.5%
United Kingdom	5.2%
Canada	2.8%
Netherlands	0.9%
Sweden	0.8%
Switzerland	0.6%
China	0.3%
Norway	0.3%
Other Assets and Liabilities — Net*	1.6%
Net Assets	100.0%

* Includes short-term investments related to Blackrock Liquidity Funds TempFund Portfolio — Class I and securities lending collateral.

Portfolio holdings are subject to change daily.

ING Clarion Global Real Estate Portfolio (the “Portfolio”) seeks to provide investors with high total return consisting of capital appreciation and current income. The Portfolio is managed by T. Ritson Ferguson, Chief Investment Officer, CFA, Steven D. Burton, Managing Director, CFA, and Joseph P. Smith, CFA, Managing Director, Portfolio Managers of ING Clarion Real Estate Securities LLC — the Sub-Adviser.

Performance: For the year ended December 31, 2010, the Portfolio’s Class S shares provided a total return of 16.00% compared to the S&P Developed Property Index, which returned 21.52% for the same period.

Portfolio Specifics: The past twelve months have been a period of positive total returns for global real estate stocks, which have advanced as improving capital market conditions and economic conditions continue to benefit investors. North American property stocks posted the best performance over the past twelve months, followed by the Asia-Pacific and European regions. Mixed macro-economic news continues to remind investors that patience will be required in this recovery. In most Asia-Pacific markets, economic growth will likely meet or exceed its long-term average growth rates, while growth rates in many Western markets will remain challenged and fall short of average long-term growth rates. This has led to a bifurcation of central bank policies as policy in the Western economies continues to be accommodative, while central bankers in most Asia-Pacific markets are beginning to show a bias toward tightening.

Monetary policy that kept rates low in most parts of the world helped boost real estate values as 2010 proved to be a year characterized by an above-average involvement of the government hand in economic policy. Central bank policy remained generally accommodative globally, even in a handful of gradually tightening Asian and emerging market countries. Governments enacted sizeable and unprecedented spending programs, including quantitative easing in the U.S. and to a lesser extent Japan. In Europe, the European Union announced mechanisms to deal with sovereign debt issues which were surfacing in Southern Europe plus Ireland, most recently during the fourth quarter of 2010. Short-term interest rates have had the most upward pressure in the Asia-Pacific ex-Japan region, emerging markets and commodity-driven markets, such as Canada and Australia. A higher-than-expected November inflation number of 5% out of China versus the targeted 3% caused the Central Government to raise interest rates for the second time this year in December. Brazil’s Central Bank has provided a signal that it intends to raise policy rates following inflation numbers above its 4.75% target. Central banks in Canada and Australia both have raised rates multiple times this year, although they have recently put rates on hold following economic indicators which were softer than expected. The disparity of Western Central Banks which are largely on hold, and close to zero in the U.S. and Japan, highlights the growth divide between developing economies and developed economies.

A year ago, all the developed markets were mired in recession and looking hopefully for recovery in 2010. Now all regions of the world have seemingly emerged from recession and after a year of fragile recovery are anticipating a return to near normal levels of economic growth in 2011. This evolution has had a significantly positive effect on the outlook for commercial real estate assets. Combined with the continuing accommodative monetary policy that has kept absolute levels of interest rates low, we believe the implications for real estate values are positive.
Top Ten Holdings* as of December 31, 2010 (as a percent of net assets)
Sun Hung Kai Properties Ltd.	4.9%
Unibail	3.9%
Simon Property Group, Inc.	3.8%
Cheung Kong Holdings Ltd.	3.5%
Mitsubishi Estate Co., Ltd.	3.4%
Equity Residential	2.8%
Vornado Realty Trust	2.7%
Macerich Co.	2.4%
Mitsui Fudosan Co., Ltd.	2.1%
Sumitomo Realty & Development Co., Ltd.	2.1%

* Excludes short-term investments related to securities lending collateral.

Portfolio holdings are subject to change daily.

While absolute returns were strong during the period, it was a challenging year from a relative standpoint. Relative performance trailed benchmark returns primarily as a result of asset allocation, which proved difficult to underwrite in a post-credit crisis environment of increased government involvement in economic and regulatory policy. The drivers of the significantly different returns to real estate stocks by region were not necessarily due to differences in property fundamentals or earnings growth. Instead, returns were driven more by differences in fiscal and monetary policies. The primary drivers of the allocation shortfall were an underweight to the outperforming U.S. market during the first half of 2010, an overweight to the underperforming Hong Kong market during the first quarter of 2010, and an underweight to the European region during the second and third quarter of 2010. Stock selection played a lesser role in the relative underperformance for the year as positive stock selection in the U.S. was more than offset by sub-par stock selection in other regions during the period. The positioning of the U.S. portion of the Portfolio to the more cyclical property types early in the second quarter helped to add value during the period as the outperformance of the Portfolio’s holdings in the mall, hotels and apartment sectors was a notable bright spot. In the Asia-Pacific region, sub-par stock selection in Japan and Australia accounted for the majority of the relative shortfall within the region. In Europe, positions in French retail companies detracted from relative performance during the year.

Current Strategy and Outlook: The Portfolio continues to be positioned with a positive bias to the Asia-Pacific region, a neutral bias to the Americas and a cautious stance towards property companies in Europe, which we expect will continue to lag despite the outperformance in the third quarter of 2010. Favorable stock selection will reside in the ability of a company to more quickly reflect improving economic conditions via its cash flows. Portfolio strategy is therefore focused on the more cyclically-sensitive geographies and property types. This includes shorter lease length property types including apartments and lodging as well as office markets in the Asia-Pacific region. This also includes office markets which have longer lease lengths but are exposed to quickly improving fundamentals and changes in sentiment, including the financial districts of Mid-town Manhattan and London. Real estate companies with the ability to benefit from improved consumer spending also remain a focus, including dominant mall companies in the U.S. and to a lesser extent in Europe and the Asia-Pacific region. Regions and companies with above-average yield via the dividend and companies which we believe are likely to increase dividend payouts also remain important considerations in portfolio stock selection. Our outlook remains predicated on the assumption of gradual but steady global economic growth.

We believe 2011 will be the first normalized real estate investment and operating environment that we have seen in many years, in which companies can create value via a combination of managing existing portfolios while deploying and sourcing capital in a way that enhances shareholder value. The economic backdrop should prove to be conducive to improving real estate fundamentals which will be the key driver of listed property company returns as we look forward.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

ING CLARION GLOBAL REAL ESTATE PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2010
	1 Year	Since Inception of Class ADV April 28, 2006		Since Inception of Classes I and S January 3, 2006		Since Inception of Class S2 May 3, 2006
Class ADV	15.61%	0.60%		—		—
Class I	16.33%	—		3.27%		—
Class S	16.00%	—		3.00%		—
Class S2	15.77%	—		—		0.87%
S&P Developed Property Index	21.52%	0.25	%(1)	2.65	%(2)	0.25%	%(1)

Based on a $10,000 initial investment the graph and table above illustrate the total return of ING Clarion Global Real Estate Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales changes and incurs no operating expenses. An investor cannot invest directly in the index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost.

Please call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	Since inception performance for the index is shown from May 1, 2006.

(2)	Since Inception performance for the index is shown from January 1, 2006.

PORTFOLIO MANAGERS’ REPORT	ING FMRSM DIVERSIFIED MID CAP PORTFOLIO

Industry Allocation as of December 31, 2010 (as a percent of net assets)
Information Technology	19.7%
Consumer Discretionary	19.6%
Health Care	18.2%
Financials	11.0%
Materials	8.3%
Energy	6.8%
Industrials	2.9%
Consumer Staples	2.5%
Utilities	0.1%
Other Assets and Liabilities — Net*	10.9%
Net Assets	100.0%

* Includes short-term investments related to Blackrock Liquidity Funds TempFund Portfolio — Class I and securities lending collateral.

Portfolio holdings are subject to change daily.

ING FMRSM Diversified Mid Cap Portfolio (the “Portfolio”) seeks long-term growth of capital. The Portfolio is managed by Tom Allen, Vice President and Portfolio Manager, of Fidelity Management & Research Company LLC — the Sub-Adviser.

Performance: For the year ended December 31, 2010, the Portfolio’s Class S shares provided a total return of 28.36% compared to the S&P MidCap 400 Index, which returned 26.64% for the same period.

Portfolio Specifics: The Portfolio outperformed the S&P Mid Cap 400 Index in 2010. Stock selection and sector allocation contributed nearly equally to relative return, while the Portfolio’s cash position was a drag on relative performance in an up-market.

Stock selection within retail was the single greatest contributor to relative performance at the industry level. Sizeable overweights in Netflix, Inc. and Advance Auto Parts, Inc. and out-of-benchmark holdings Sally Beauty Holdings, Inc. and Ross Stores, Inc. were all top individual contributors for the Portfolio. The allocation effect from overweighting retailers provided an additional boost to returns. Elsewhere, the Portfolio’s performance benefited from stock picking and continued underweighting in financials, particularly regional banks and real estate. We overweighted insurance and got a boost from our position in Old Republic International Corp. The Portfolio has maintained little to no exposure to the utilities sector for quite some time, which was additive in 2010 as the defensively oriented sector trailed its more cyclical counterparts. Other notable individual contributors included out-of-benchmark holding Hasbro, Inc., Newcrest Mining Ltd., and Edward Lifesciences Corp.

Stock picking within the information technology sector was the main drag on relative performance in 2010. In fact, six of the Portfolio’s top ten individual detractors were members of the sector. Two out-of-benchmark international software company holdings were noteworthy, Shanda Interactive Entertainment Ltd. and Longtop Financial Technologies Ltd., as was the negative impact of not owning one of the benchmark’s top performers, F5 Networks, Inc. Elsewhere, we were significantly overweight healthcare, which detracted modestly, though stock selection had an even greater negative impact. Out-of-benchmark holding AMAG Pharmaceuticals, Inc., overweighting Vertex Pharmaceuticals, Inc. and the Portfolio’s failure to own Valeant Pharmaceuticals International, Inc. each hampered relative returns. Lastly, the Portfolio’s underweighted exposure to industrials marred performance as this was one of the benchmark’s top performing sectors in 2010.

Top Ten Holdings* as of December 31, 2010 (as a percent of net assets)
eBay, Inc.	6.2%
Advance Auto Parts, Inc.	5.1%
NetFlix, Inc.	4.7%
Cerner Corp.	3.8%
Hasbro, Inc.	2.9%
Allscripts Healthcare Solutions, Inc.	2.6%
Vertex Pharmaceuticals, Inc.	2.4%
Reinsurance Group of America, Inc.	2.3%
Patterson-UTI Energy, Inc.	2.3%
Newcrest Mining Ltd.	2.2%

* Excludes short-term investments related to Blackrock Liquidity Funds TempFund Portfolio — Class I and securities lending collateral.

Portfolio holdings are subject to change daily.

Current Strategy and Outlook: We continue to focus on companies with what we believe are attractive valuations that have the potential to produce solid earnings growth relative to the market even if economic growth remains sluggish. We trimmed the Portfolio ‘s weighting in the consumer discretionary and information technology sectors, though both remained overweight versus the benchmark at period end. The reduction in exposure was not a result of top-down sector views in either case, but rather the result of taking gains on select individual stocks. The Portfolio maintained its overweighted exposure to the healthcare sector, particularly within the healthcare IT segment, on the belief that earnings growth could be strong due to government support. Given our concerns about deteriorating credit quality and weak loan growth, we maintained underweighted exposure to financials, particularly banks and real estate. However, we continued to favor select insurance companies that, in our opinion, have strong franchises and compelling valuations. We maintained underweighted exposure to the industrials sector, particularly within capital goods, due to concerns about the strength of the overall economy. We maintained the Portfolio ‘s allocation to international equities, in both developed and emerging markets, on the belief that these markets, in aggregate, are attractively valued versus the U.S.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

ING FMRSM DIVERSIFIED MID CAP PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2010
	1 Year	5 Year	10 Year	Since Inception of Class ADV January 17, 2006		Since Inception of Class I August 15, 2005		Since Inception of Class S2 September 9, 2002
Class ADV	27.89%	—	—	5.38%		—		—
Class I	28.62%	7.12%	—	—		7.80%		—
Class S	28.36%	6.85%	7.34%	—		—		—
Class S2	28.17%	6.69%	—	—		—		11.93%
S&P MidCap 400 Index	26.64%	5.74%	7.16%	4.61	%(1)	6.17	%(2)	10.43	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING FMRSM Diversified Mid Cap Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio manager’s views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	Since inception performance of the index is shown from February 1, 2006.

(2)	Since inception performance of the index is shown from August 1, 2005.

(3)	Since inception performance of the index is shown from September 1, 2002.

PORTFOLIO MANAGERS’ REPORT	ING GLOBAL RESOURCES PORTFOLIO

Country Allocation as of December 31, 2010 (as a percent of net assets)
United States	65.2%
Canada	24.9%
Russia	2.1%
Netherlands	1.6%
United Kingdom	1.1%
China	1.0%
Brazil	0.7%
Australia	0.6%
Italy	0.6%
Japan	0.6%
Other Assets and Liabilities — Net*	1.6%
Net Assets	100.0%

* Includes short-term investments related to Blackrock Liquidity Funds TempFund Portfolio — Class I and securities lending collateral.

Portfolio holdings are subject to change daily.

ING Global Resources Portfolio (the “Portfolio”) seeks long-term capital appreciation. The Portfolio is managed by David Powers, CFA, and Joseph Bassett, Portfolio Managers of ING Investment Management Co. — the Sub-Adviser.*

Performance: For the year ended December 31, 2010, the Portfolio’s Class S shares provided a total return of 21.64% compared to the S&P 500® Index and the S&P North American Natural Resources Sector Index, which returned 15.06% and 23.88%, respectively, for the same period.

Portfolio Specifics: The natural resources sector posted strong returns in 2010. Materials did well for the majority of the year, while the energy sector picked up its performance mostly during the fourth quarter. The dollar saw continued depreciation, which was helpful for the sectors that had the most leverage to the economic recovery and a lower dollar. The sectors that most benefited from the prevailing environment in 2010 included metals and mining; oil and gas equipment services and refiners; and coal and consumable fuels. There was some weakness in energy names, particularly in the drillers (for example, Transocean, Ltd.), which underperformed due to the oil spill in the Gulf of Mexico.

The Portfolio underperformed the S&P North American Natural Resources Sector Index for the year, as security selection in a handful of stocks detracted from relative performance. Within materials, a below-benchmark weighting in metals and mining company Freeport-McMoran, Inc. hurt relative returns, as that stock performed well. We instead owned non-index Lundin Mining Corp., a smaller company that runs a project within Freeport-McMoran; we believed this company had more upside, and it performed well for the period. Our lack of ownership in strong-performing Silver Wheaton Corp. also hurt relative performance; we did not feel that the company’s earnings and financial reporting were completely transparent.

Top Ten Holdings as of December 31, 2010 (as a percent of net assets)
ExxonMobil Corp.	9.5%
Schlumberger Ltd.	8.2%
ConocoPhillips	6.9%
Suncor Energy, Inc.	4.8%
Chevron Corp.	4.7%
National Oilwell Varco, Inc.	3.8%
Apache Corp.	3.6%
Barrick Gold Corp.	3.6%
Canadian Natural Resources Ltd.	3.6%
Devon Energy Corp.	3.0%

Portfolio holdings are subject to change daily.

Within energy, we had an underweight in Occidental Petroleum Corp., which performed well in 2010 due to higher oil prices, particularly toward the end of the year. Another significant detractor was the Portfolio’s underweight of Cenovus Energy Inc. We instead invested in what we believe were more attractively priced stocks in the integrated oil and gas sub-industry, such as Chevron Corp., which added to returns. Also within energy, owning Transocean Ltd. detracted from returns, as the stock plunged with the explosion of the BP-owned Macondo oil well in the Gulf of Mexico. We had trimmed our position in Transocean significantly at the time of the explosion, but have since bought some more of it, and it has contributed to the Portfolio’s return.

The Portfolio benefited from its positions in the more highly leveraged sectors. Our position in Centerra Gold, Inc. was beneficial; this high-growth mid-cap company benefitted from the global economic recovery to rise sharply during 2010. Our position in iron ore company Cliffs Natural Resources, Inc. also added to returns, as it was another beneficiary of the economic recovery. Owning equipment and servicing company Smith International was very favorable for the strategy, as its takeover by Schlumberger Ltd. sent its price soaring.

Current Strategy and Outlook: We believe that the economy will continue to recover, albeit at a slower pace. In our opinion, with this recovery there will be increased demand for commodities, leading to further price appreciation and adding to the potential upside for natural resources companies. Within energy, we are currently overweight integrated oil and gas and oil and gas drilling companies, and are underweight in oil & gas exploration and production and storage and transportation names. In materials, we are overweight paper products and steel names and underweight what we believe to be overvalued gold companies.

*	Effective April 19, 2010, Christopher Corapi was removed as a Portfolio Manager to the Portfolio and Mr. Bassett was added as a Portfolio Manager to the Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

ING GLOBAL RESOURCES PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2010
	1 Year	5 Year	10 Year	Since Inception of Class ADV December 18, 2006		Since Inception of Class I July 2, 2003		Since Inception of Class S2 September 9, 2002
Class ADV	21.26%	—	—	6.51%		—		—
Class I	21.96%	10.08%	—	—		17.09%		—
Class S	21.64%	9.81%	12.17%	—		—		—
Class S2	21.46%	9.63%	—	—		—		16.22%
S&P 500® Index	15.06%	2.29%	1.41%	(0.83	%(1)	5.56	%(2)	5.96	%(3)
S&P North American Natural Resources Sector Index	23.88%	8.99%	9.96%	7.11	%(1)	16.69	%(2)	15.87	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of the ING Global Resources Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	Since inception performance of the indices is shown from January 1, 2007.

(2)	Since inception performance of the indices is shown from July 1, 2003.

(3)	Since inception performance of the indices is shown from September 1, 2002.

On April 30, 2007, the Portfolio changed its principal investment strategies. ING Investment Management Co. has managed the Portfolio since January 3, 2006. Prior to this date, a different firm served as portfolio manager.

PORTFOLIO MANAGERS’ REPORT	ING JANUS CONTRARIAN PORTFOLIO

Industry Allocation as of December 31, 2010 (as a percent of net assets)
Financials	18.9%
Consumer Discretionary	17.9%
Energy	16.4%
Materials	10.8%
Health Care	8.4%
Industrials	6.1%
Telecommunication Services	5.1%
Information Technology	4.0%
Utilities	2.2%
Consumer Staples	1.8%
Purchased Options	0.4%
Other Assets and Liabilities — Net*	8.0%
Net Assets	100.0%

* Includes short-term investments related to securities lending collateral.

Portfolio holdings are subject to change daily.

ING Janus Contrarian Portfolio (the “Portfolio”) seeks capital appreciation. The Portfolio is managed by David C. Decker, CFA, Portfolio Manager of Janus Capital Management LLC — the Sub-Adviser.

Performance: For the year ended December 31, 2010, the Portfolio’s Class S shares provided a total return of 13.98% compared to the S&P 500® Index and the MSCI All Country World IndexSM (“MSCI ACWISM), which returned 15.06% and 12.67% for the same period.

Portfolio Specifics: High correlations and volatility for much of the year created an environment where company fundamentals were overwhelmed by massive risk off/risk on trading. These dynamics made for a challenging performance environment for the Portfolio given our contrarian, research driven style of investing. While there is no guarantee that all of the stocks in the Portfolio will appreciate in value, we focus on identifying what we believe are high quality companies with long term value creation potential trading at an asymmetric risk/reward profile. Given that these businesses are typically misunderstood by the market, the opportunity to realize the benefit of our research can take time.

Heightened volatility in the market also has allowed us to be opportunistic in the Portfolio’s construction. We have been able to add to positions that have been under significant pressure at what we believe are compelling valuations. Conversely on the upside, the asymmetric nature of an individual company’s risk/reward profile can quickly change, resulting in a trim or a sell. For example, we purchased shares in global automakers such as Ford Motor Co. and Fiat S.p.A. and built a position in a dividend-paying energy pipeline company (Plains All American Pipeline L.P.) at what we believe are very reasonable valuations. We also sold shares in pharmaceutical firm Teva Pharmaceutical Industries Ltd. and supermarket chain Tesco PLC to fund new positions in an online gaming company (PartyGaming PLC), among other holdings.

Contributors to performance included energy pipeline company Kinder Morgan Management, LLC. The stock offers a relatively high dividend yield and we believe it can continue to return capital to shareholders and take advantage of potential new opportunities. Commercial real estate broker CB Richard Ellis Group, Inc. added significantly to performance as well. Our view that the company will benefit from a continued global recovery in real estate leasing and transaction volumes has become more reflected in the valuation so we trimmed the position in favor of better risk/reward opportunities. Another strong performer was Perrigo Co. (”Perrigo“), the largest over-the-counter generic pharmaceutical company. While we think Perrigo can continue to create shareholder value through its strong business model and product platform, we trimmed the position into strength.
Top Ten Holdings* as of December 31, 2010 (as a percent of net assets)
Kinder Morgan Management, LLC	4.5%
Telecom Italia S.p.A.	4.0%
St Joe Co.	3.9%
Visteon Corp.	3.7%
Assured Guaranty Ltd.	3.4%
Jsw Steel Ltd.	3.0%
Approach Resources, Inc.	2.9%
Newmont Mining Corp.	2.9%
Fiat S.p.A	2.7%
CB Richard Ellis Group, Inc.	2.4%

* Excludes short-term investments related to securities lending collateral.

Portfolio holdings are subject to change daily.

The largest detractor from performance for the year was The St. Joe Co., as the U.S. real estate holding company came under pressure from one-time events and news headlines. We maintained the position as we continue to see attractive value in the company’s land holdings. Another significant detractor was an Indian real estate company, DB Realty Ltd., which fell after the firm’s managing director was implicated in a bribery investigation related to another company. While a management change could have a modest negative impact on the company’s pipeline, we believe the immediate decline in valuation more than reflected the additional potential risk. Bond insurer Assured Guaranty Ltd. came under pressure as well. We believe the firm has been overly punished by the market on concerns over rising defaults among municipalities.

Derivatives, primarily options, are used in the Portfolio to generate income (through selling calls, and selling puts), to have exposure to a position without owning it (generally selling a put to buy a call — often referred to as stock replacement), and periodically to hedge market risk (generally by buying puts in market indices, such as the S&P 500® Index). The purpose of the option strategy is to attempt to generate income and reduce the risk in the Portfolio. During the period, this strategy aided relative results.

Current Strategy and Outlook: Our economic view is growing more sanguine with positives such as healthy corporate balance sheets and excess cash in the hands of company management driving our domestic outlook. Outside the U.S., demographic and economic trends in emerging markets continue to drive growth rates well above the developed world. While we expect there to be bumps in the road, we do not foresee the structural shift in growth abating over the longer term.

We remain focused on companies demonstrating discipline with cash and returning capital to shareholders through dividends. Another area of focus continues to be what we believe are high quality companies in the developed and developing world that are positioning themselves to take advantage of the structural shift in global growth. While the market’s volatility and unidirectional trading have proved challenging, we haven’t changed our fundamental focus or research criteria. We still look globally for opportunities where we believe a company’s potential to create value is underappreciated by the market. In these scenarios, we expect the stock price to vacillate around our estimates of intrinsic value but believe the business has limited downside and high upside potential.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

ING JANUS CONTRARIAN PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2010
	1 Year	5 Year	10 Year	Since Inception of Class ADV December 29, 2006		Since Inception of Class I April 28, 2006		Since Inception of Class S2 September 9, 2002
Class ADV	13.56%	—	—	(1.31)%		—		—
Class I	14.34%	—	—	—		1.92%		—
Class S	13.98%	3.36%	5.39%	—		—		—
Class S2	13.78%	3.21%	—	—		—		10.60%
S&P 500® Index	15.06%	2.29%	1.41%	(0.83	%(1)	1.27	%(2)	5.96	%(3)
MSCI ACWI*	12.67%	3.44%	3.20%	(0.53	%(1)	1.49	%(2)	8.30	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Janus Contrarian Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. Total returns do not include charges imposed by the insurance company separate account. If these were included, performance would be lower.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

*	Prior to December 31, 2001, the MSCI ACWISM did not include the deduction of withholding taxes.

(1)	Since inception performance of the indices is shown from January 1, 2007.

(2)	Since inception performance of the indices is shown from May 1, 2006.

(3)	Since inception performance of the indices is shown from September 1, 2002.

PORTFOLIO MANAGERS’ REPORT	ING JPMORGAN EMERGING MARKETS EQUITY PORTFOLIO

Country Allocation as of December 31, 2010 (as a percent of net assets)
Brazil	16.7%
India	13.3%
China	11.4%
Hong Kong	10.2%
South Korea	10.2%
South Africa	9.7%
Taiwan	5.3%
Mexico	5.2%
Russia	4.5%
Turkey	3.3%
Indonesia	2.6%
Italy	1.6%
Countries less than 1.6%(1)	5.6%
Other Assets and Liabilities — Net*	0.4%
Net Assets	100.0%

* Includes short-term investments related to securities lending collateral.

(1) Includes six countries, which each represents less than 1.6% of net assets.

Portfolio holdings are subject to change daily.

ING JPMorgan Emerging Markets Equity Portfolio (the “Portfolio”) seeks capital appreciation. The Portfolio is managed by Austin Forey, Managing Director, Ashraf el Ansary, Greg Mattiko, CFA, and Richard Titherington, Managing Director, each a Portfolio Manager of J.P. Morgan Investment Management Inc. — the Sub-Adviser.*

Performance: For the year ended December 31, 2010, the Portfolio’s Class S shares provided a total return of 20.29% compared to the MSCI Emerging Markets IndexSM (“MSCI EM Index SM”), which returned 18.88% for the same period.

Portfolio Specifics: For the year ended December 31, 2010, strong stock selection in China and India relative to the MSCI EM IndexSM contributed to Portfolio returns. An overweight in South Africa also aided performance. This was offset by the underperformance of investments in Taiwan and Malaysia as well as underweight exposure to Thailand during the year.

The Portfolio was buoyed during the period by strong stock selection in retail companies. Our holding in Massmart Holdings Ltd. (“Massmart”), a South Africa consumer staples business, contributed to returns during the year. Massmart comprises wholesale and retail chains focusing on high-volume, low-margin, low-cost distribution of mainly branded consumer goods for cash. The shares benefited from strong earnings results as well as an announcement that Massmart had received a non-binding cash offer from Wal-Mart Stores, Inc.

Top Ten Holdings* as of December 31, 2010 (as a percent of net assets)
Vale S.A. ADR	4.4%
Petroleo Brasileiro SA ADR	3.7%
HDFC Bank Ltd. ADR	3.2%
Infosys Technologies Ltd. ADR	3.2%
Samsung Electronics Co., Ltd.	2.9%
China Merchants Bank Co., Ltd.	2.7%
Turkiye Garanti Bankasi A/S	2.6%
CNOOC Ltd.	2.5%
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	2.5%
Sberbank of Russian Federation	2.4%

* Excludes short-term investments related to securities lending collateral.

Portfolio holdings are subject to change daily.

Our holding in OTP Bank Nyrt (“OTP”), a Hungarian financial services company, detracted from returns in the year. OTP is the largest bank in Hungary, with operations in adjacent countries such as the Ukraine, Bulgaria, Russia and Croatia. OTP suffered from heightened macro risks relating to the Hungarian economy and its austerity adjustment. Uncertainty over a special tax on the financial sector also weighted on the stock.

Among the major markets, we have progressively added to the Portfolio’s investments in China since 2008, as we felt valuations had returned to more normal levels after the euphoria of 2006 and 2007. This year, China began to look interesting again after a period of underperformance due to normalization of monetary policy, equity issuance by the banking sector and concerns about government measures to curb speculation in the property market.

Current Strategy and Outlook: We believe the sluggish expansion in the developed world has prompted a very supportive monetary environment. Since the end of the summer, the prospect of another round of quantitative easing (“QE2”) has kindled a rally in riskier assets like emerging market equities. We believe that QE2 forces certain choices on emerging market central banks, particularly in countries where growth is above trend. In countries with flexible exchange rates, local currency appreciation will help contain inflation. However, in high-growth countries that resist currency appreciation, we are likely to see upward pressure on asset prices or inflation. We believe that this is a medium-term risk for markets like China, India and Indonesia. For now, we do not expect aggressive rate tightening that would hurt markets. We will maintain our focus on stock-specific ideas and favor companies linked to domestic demand themes offering what we believe are growth opportunities at fair valuations.

*	Effective February 28, 2010, Luke Richdale is no longer a portfolio manager to the Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

ING JPMORGAN EMERGING MARKETS EQUITY PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2010
	1 Year	5 Year	10 Year	Since Inception of Class ADV March 23, 2006		Since Inception of Class I December 2, 2005		Since Inception of Class S2 September 9, 2002
Class ADV	19.87%	—	—	11.72%		—		—
Class I	20.63%	13.88%	—	—		14.25%		—
Class S	20.29%	13.58%	14.05%	—		—		—
Class S2	20.15%	13.42%	—	—		—		19.02%
MSCI EM IndexSM*	18.88%	12.78%	15.89%	10.82	%(1)	13.84	%(2)	20.39	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of the ING JPMorgan Emerging Markets Equity Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

*	Prior to December 31, 2001, the MSCI EM IndexSM did not include the deduction of withholding taxes.

(1)	Since inception performance for the index is shown from April 1, 2006.

(2)	Since inception performance for the index is shown from December 1, 2005.

(3)	Since inception performance for the index is shown from September 1, 2002.

Since April 29, 2005, J.P. Morgan Investment Management Inc. has served as a portfolio manager for the ING JPMorgan Emerging Markets Equity Portfolio. Prior to this date, a different firm served as portfolio manager.

PORTFOLIO MANAGERS’ REPORT	ING LIQUID ASSETS PORTFOLIO

Investment Type Allocation as of December 31, 2010 (as a percent of net assets)
Commercial Paper	47.7%
Repurchase Agreements	22.2%
Corporate Bonds/Notes	17.7%
Certificates of Deposit	7.7%
U.S. Government Agency Obligations	3.7%
U.S. Treasury Notes	0.7%
Other Assets and Liabilities — Net	0.3%
Net Assets	100.0%

Portfolio holdings are subject to change daily.

ING Liquid Assets Portfolio (the “Portfolio”) seeks a high level of current income consistent with the preservation of capital and liquidity. The Portfolio is managed by David S. Yealy, Portfolio Manager of ING Investment Management Co. — the Sub-Adviser.

Performance*: For the year ended December 31, 2010, the Portfolio’s Class S shares provided a total return of 0.00% compared to the iMoneyNet First Tier Retail Index, which returned 0.03% for the same period.

Portfolio Specifics: For money market investors, 2010 was a year characterized by a low interest rate environment, continued government support and both the U.S. economy and global economy struggling in the first half of the year, followed by stabilization and modest recovery in the second half of the year. Most money market funds were forced to waive a portion of their fees in order to maintain a yield at or above 0.00%.

Economic conditions improved modestly during the first quarter of 2010, building on the improvement seen in the second half of 2009, although portions of the economy such as housing continued to struggle. The unemployment rate remained elevated but declined to 9.7% at quarter-end, down from 10.0% as of December 31, 2009. The Federal Open Market Committee (“FOMC”) kept short-term rates extremely low versus historical standards and indicated that rates would remain low for an extended period of time. Short-term money market rates changed little during the quarter. Revisions to SEC Rule 2a-7 were announced late in the quarter seeking to reduce risks for money market funds; but the revisions also reduce potential yields going forward.

During the second quarter of 2010, the public finance problems faced by the Greek government gradually evolved into a full-blown fiscal crisis for the euro zone. This weighed heavily on the short-term money markets here in the United States as most of the large European banks fund a portion of their liquidity needs in our market. In light of the deteriorating outlook for Europe and implications for global economic growth, the stubbornly high U.S. unemployment, continuing weak housing market and below target inflation, the FOMC reiterated at both of the Federal Reserve (the “Fed”) meetings during the quarter its intent to maintain an “exceptionally low levels of the federal funds rate for an extended period.”

Economic reports during the third quarter of 2010 primarily painted a picture of a slowing recovery, continued high unemployment, below target inflation and continued difficulty in the housing sector. Market expectations for the Fed to start the next round of quantitative easing (“QE2”) as early as November increased as the quarter progressed. Short-term yields declined during the quarter with the two-year Treasury going from 0.61% as of the end of June to 0.43% at the end of September. Yield for the various money market securities declined as well, led by the money market securities of high quality European banks on improving credit outlook.

The fourth quarter of 2010 saw the implementation of QE2 and on balance an improving economic picture, albeit only a modest recovery and not one expected to pull the economy out of the ditch in the near term. Housing and unemployment continued to recover in the U.S. Unemployment ended the year at 9.4%. Longer-term U.S. Treasury yields rose as the economic outlook improved but short-term money market rates remained anchored by expectations that the FOMC would keep the federal funds rate within the current range well into 2011 or beyond.
Top Ten Holdings* as of December 31, 2010 (as a percent of net assets)
UBS Finance Delaware LLC, 0.160%, due 01/05/11	2.5%
Barclays US Funding LLC, 0.230%, due 01/04/11	2.1%
RBS Holdings USA, Inc., 0.310%, due 01/12/11	2.0%
ASB Finance Ltd., 0.376%, due 02/24/11	2.0%
Variable Funding Capital, 0.270%, due 01/21/11	1.8%
Federal Home Loan Bank, 0.500%, due 12/29/11	1.8%
Dexia Credit Local S.A. New York, 0.561%, due 06/29/11	1.8%
Westpac Banking Group, 0.358%, due 01/27/12	1.8%
Toyota Motor Credit Corp., 0.440%, due 12/14/11	1.8%
Natixis US Finance Co., 0.290%, due 01/10/11	1.8%

* Excludes short-term investments related to repurchase agreements.

Portfolio holdings are subject to change daily.

Our focus this past year was similar to 2009: not on maximizing yield and return but on preservation of capital, limiting credit risk and keeping an excess liquidity cushion against the still elevated risks in the market. We adjusted the overall makeup of the Portfolio to comply with SEC Rule 2a-7. The Portfolio’s return was slightly below its benchmark due to our risk reduction strategy. The Portfolio took on interest rate risk throughout the year, maintaining a weighted average maturity (“WAM”) at the longer end of its maturity range primarily by buying longer term Treasury and agency securities and selectively adding longer-term credit exposure later in the year. The Portfolio finished the year with a 54-day WAM, which is just shy of the new 60 day maximum WAM limit.

Current Strategy and Outlook: It is our opinion that the economy is positioned for a slow recovery in 2011 due to expected high continuing unemployment and the significant slack in the productive capacity. The lack of a sustained and significant housing recovery, constrained consumer spending and low inflation presents significant headwinds to a robust recovery. We believe the FOMC will be forced to keep the federal funds rate in the 0.00% to 0.25% range well into 2011 or beyond and that additional quantitative easing may be warranted. In our opinion, the potential for a significant increase in short-term money market yields and increase in the Portfolio’s yield remain very low.

The Portfolio continues to focus on maintaining an extended weighted average maturity posture with limited credit risk, though current yields reduce the incentive to do so. Preservation of capital and liquidity remain our top objectives. We plan to maintain above normal liquidity to give the Portfolio the flexibility to take advantage of any periods of temporary yield increases.

Principal Risk Factors: Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

*	Please see Note 6 for more information regarding the contractual waiver in place to reimburse certain expenses of the Portfolio to the extent necessary to assist the Portfolio in maintaining a net yield of not less than zero.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

ING MARSICO GROWTH PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Industry Allocation as of December 31, 2010 (as a percent of net assets)
Consumer Discretionary	24.4%
Materials	19.7%
Information Technology	17.0%
Financials	14.7%
Industrials	14.6%
Energy	5.7%
Consumer Staples	2.2%
Telecommunication Services	1.2%
Other Assets and Liabilities — Net*	0.5%
Net Assets	100.0%

* Includes short-term investments related to Blackrock LiquidityFunds TempFund Portfolio — Class I and securities lending collateral.

Portfolio holdings are subject to change daily.

ING Marsico Growth Portfolio (the “Portfolio”) seeks capital appreciation. The Portfolio is managed by Thomas F. Marsico, Chief Investment Officer, Douglas Rao and Coralie Witter, Portfolio Managers of Marsico Capital Management, LLC — the Sub-Adviser.*

Performance: For the year ended December 31, 2010, the Portfolio’s Class S shares provided a total return of 19.83% compared to the S&P 500® Index, which returned 15.06% for the same period.

Portfolio Specifics: Several factors emerged as primary positive contributors to the Portfolio’s performance results during the period. Stock selection in the information technology sector, including Baidu, Inc. ADS, Apple, Inc., Oracle Corp., and Broadcom Corp., was an area of strength. The strongest-performing sector for the benchmark index was consumer discretionary; therefore, the Portfolio’s substantially overweighted posture in this area helped results, as did holdings such as priceline.com Inc., Amazon.com, Inc., McDonald’s Corp., Nike, Inc., and Wynn Resorts Ltd. The materials sector was another market leader in the period and the Portfolio’s emphasis in this area aided performance, as did stock selection such as Monsanto Co., Dow Chemical Co., and BHP Billiton PLC ADS. Maintaining an overweighted posture in the strong-performing transportation industry group and underweighted postures in the weak-performing health care and utilities sectors and diversified financials industry group helped results. Other strong individual performers included Union Pacific Corp., Anadarko Petroleum Corp., PPG Industries, Inc., Tiffany & Co., and Praxair, Inc.

Other factors had a negative impact on performance results. The energy sector was an area of strength for the benchmark index; therefore, the Portfolio’s underweighted posture in the sector incurred an opportunity cost on performance. Energy holdings such as EOG Resources, Inc., Petroleo Brasileiro (prior to being sold by the Portfolio), and Transocean Ltd. (prior to being sold by the Portfolio) exacerbated the negative impact. An emphasis in the weak-performing banks industry group, including holdings in HSBC Holdings PLC ADS (prior to being sold by the Portfolio) and Wells Fargo & Co., hurt returns. Underweighted postures in strong-performing industry groups, such as capital goods and food, beverage & tobacco, also represented missed opportunities for the Portfolio in the period. Other individual detractors included Google, Inc., Cisco Systems, Inc., QUALCOMM, Inc., Home Depot, Inc., and MasterCard, Inc., all of which were sold from the Portfolio during the period.

Top Ten Holdings as of December 31, 2010 (as a percent of net assets)
Apple, Inc.	5.5%
Dow Chemical Co.	4.6%
Union Pacific Corp.	4.4%
Amazon.com, Inc.	4.3%
Monsanto Co.	4.0%
McDonald’s Corp.	3.9%
BHP Billiton PLC ADR	3.8%
US Bancorp.	3.7%
Oracle Corp.	3.7%
Nike, Inc.	3.6%

Portfolio holdings are subject to change daily.

Current Strategy and Outlook: A year ago, we believed the U.S. would stage a muted recovery from the steep 2008-2009 recession, shackled by consumers de-leveraging at a rapid pace, businesses slashing payroll and inventories and the potential for major regulatory reform in several important sectors of the economy. Today, we are feeling more constructive about the recovery both in terms of its magnitude and breadth. Overall, U.S. economic growth is accelerating. Importantly, we believe we are seeing consumer and business confidence starting to return and prospects for the small business arena, which historically has been the locomotive for job creation, are improving for the first time in several years. Offsetting these factors to a degree are still-weak labor markets and a housing industry that remains in the doldrums and is no longer benefiting from government support. As a result of what we believe is the overall improved glide path for the U.S. economy and concomitant sanguine corporate profit outlook, the Portfolio has incrementally become more tilted towards a U.S. recovery (and eventual expansion), with an emphasis on companies in the consumer discretionary, materials, industrials, financials and information technology sectors.

*	Effective February 1, 2010, Mr. Rao was added as a portfolio manager to the Portfolio and effective November 1, 2010, Ms. Witter was added as a portfolio manager to the Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT	ING MARSICO GROWTH PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2010
	1 Year	5 Year	10 Year	Since Inception of Class ADV August 1, 2003	Since Inception of Class I May 1, 2003	Since Inception of Class S2 September 9, 2002
Class ADV	19.35%	1.67%	—	3.81%	—	—
Class I	20.13%	2.27%	—	—	7.42%	—
Class S	19.83%	2.02%	(1.24)%	—	—	—
Class S2	19.58%	1.87%	—	—	—	7.03%
S&P 500® Index	15.06%	2.29%	1.41%	5.37%	6.32%	5.96	%(1)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Marsico Growth Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. Total returns do not include charges imposed by the insurance company separate account. If these were included, performance would be lower.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract and/or a variable universal life policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. For variable annuity contracts, please call (800) 992-0180 to get performance through the most recent month end. For variable universal life policies, please log on to www.ing.com/us to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	Since inception performance of the index is shown from September 1, 2002.

Since December 13, 2002, Marsico Capital Management, LLC has served as Portfolio Manager for the Portfolio. Prior to this date, a different firm served as portfolio manager.

ING MARSICO INTERNATIONAL OPPORTUNITIES PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Country Allocation as of December 31, 2010 (as a percent of net assets)
United Kingdom	8.2%
Japan	8.1%
Germany	7.5%
France	5.8%
Switzerland	5.7%
Brazil	5.6%
Hong Kong	3.8%
Denmark	2.9%
Canada	2.5%
China	2.1%
India	2.1%
South Africa	1.8%
Countries between 1.4%–1.7%(1)	6.2%
Countries less than 1.4%(2)	4.7%
Other Assets and Liabilities — Net*	33.0%
Net Assets	100.0%

* Includes short-term investments related to Blackrock Liquidity Funds TempFund Portfolio — Class I and securities lending collateral.

(1) Includes four countries, which each represents 1.4%–1.7% of net assets.

(2) Includes eight countries, which each represents less than 1.4% of net assets.

Portfolio holdings are subject to change daily.

ING Marsico International Opportunities Portfolio (the “Portfolio”) seeks long-term growth of capital. The Portfolio is managed by James G. Gendelman and Munish Malhotra, Portfolio Managers, of Marsico Capital Management, LLC — the Sub-Adviser.*

Performance: For the year ended December 31, 2010, the Portfolio’s Class I shares provided a total return of 13.92% compared to the MSCI Europe, Australasia and Far East® Index (“MSCI EAFE® Index”), which returned 7.75% for the same period.

Portfolio Specifics: The primary positive factors in the Portfolio’s performance results in the period included stock selection and an overweighted posture in the consumer discretionary sector. The positive return of holdings such as Swatch Group AG (the largest individual contributor in the period), Industria de Diseno Textil S.A. (“Inditex”), PDG Realty S/A, and Li & Fung Ltd. was amplified by a substantial overweight in the strong-performing sector. The energy sector was another area of strength, including holdings such as OGX Petroleo e Gas Participacoes S.A., Seadrill Ltd. (prior to being sold by the Portfolio), and CNOOC Ltd. As energy was a relatively weak-performing area of the benchmark index, the Portfolio benefited from maintaining an underweighted posture relative to the benchmark index’s allocation. Stock selection in the financials sector, such as ICICI Bank Ltd., ADR, BR Malls Participacoes S/A, and Ping An Insurance (Group) Co. of China Ltd., helped results. The financials sector was one of the weakest-performing sectors in the period. The Portfolio, therefore, preserved capital by maintaining a significantly underweighted posture in this area. Stock selection in the information technology sector and the pharmaceuticals industry also benefitted the Portfolio. Other strong performers on an individual stock level included Novo Nordisk A/S, HTC Corp., BASF SE, Schneider Electric S.A., and Siemens AG.

A few factors had a material negative impact on relative performance results. Fluctuations in world currencies can have an impact on performance and, in the period, the effect was materially negative, and primarily attributable to a lack of exposure to Japanese and Australian companies whose currencies rose substantially relative to the U.S. dollar in the period. The Portfolio’s allocation to the weak-performing telecommunication services sector hurt results, as did a holding in Telefonica S.A. (prior to being sold). On an individual stock level, the largest detractors included Research In Motion Ltd., Banco Bilbao Vizcaya Argentaria S.A., Syngenta AG, AXA S.A., and Credit Suisse Group AG, all of which were sold from the Portfolio in the period.

Top Ten Holdings* as of December 31, 2010 (as a percent of net assets)
OGX Petroleo e Gas Participacoes S.A.	2.5%
Li & Fung Ltd.	2.2%
ICICI Bank Ltd. ADR	2.1%
BASF AG	2.0%
Swatch Group AG — BR	1.9%
Nestle S.A.	1.8%
Teva Pharmaceutical Industries Ltd. ADR	1.7%
Inditex S.A.	1.7%
Komatsu Ltd.	1.6%
Schneider Electric S.A.	1.6%

* Excludes short-term investments related to Blackrock Liquidity Funds TempFund Portfolio — Class I.

Portfolio holdings are subject to change daily.

Current Strategy and Outlook: We believe global economic growth remains strong overall, propelled by rapidly-growing emerging markets. That said, the international investment environment is more complex as compared to a year ago. Monetary and fiscal policy is starting to become more asynchronous, with some countries/regions (e.g., Japan, the Eurozone) taking steps to stimulate economic activity, while others (e.g., China, Australia, Canada, Brazil and India) are undertaking policy steps geared at curbing inflationary pressures stoked by sharply-higher food and commodity prices. On a long-term basis, we remain “bullish” on emerging market growth. Meanwhile, however, a number of Eurozone constituents (including Germany) have demonstrated very strong growth and high levels of consumer and business confidence. We believe a number of European companies are poised to perform well even if the local economy improves only marginally and end demand trends upward. We believe that consolidation in the financials sector and market share growth opportunities present a compelling backdrop for leading banks and diversified financials companies. Urban expansion in developing economies and the emerging market consumer remain important themes in the Portfolio; infrastructure spending and domestic consumption in developing economies continues to increase markedly. Internet penetration and e-commerce are two additional sub-themes present in the Portfolio. Resource-rich countries, including some in Latin America, are another area of interest as demand for natural resources rises and serves as a catalyst for trade and investment. The Portfolio’s primary sector allocations favor areas such as consumer discretionary, financials, industrials and consumer staples.

*	Effective November 1, 2010, Mr. Malhotra was added as a portfolio manager to the Portfolio. Effective on or about January 21, 2011, T. Rowe Price Associates, Inc. began managing Marsico International Opportunities pursuant to a new subadvisory agreement. Additionally, the Portfolio’s principal investment strategies were changed and the Portfolio was renamed “ING T. Rowe Price International Stock Portfolio.”

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT	ING MARSICO INTERNATIONAL OPPORTUNITIES PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2010
	1 Year	5 Year	Since Inception of Class ADV January 20, 2006		Since Inception of Class I April 29, 2005		Since Inception of Class S May 2, 2005		Since Inception of Class S2 December 29, 2006
Class ADV	13.37%	—	2.40%		—		—		—
Class I	13.92%	3.65%	—		7.44%		—		—
Class S	13.78%	3.40%	—		—		7.18%		—
Class S2	13.87%	—	—		—		—		(1.29)%
MSCI EAFE® Index	7.75%	2.46%	1.27	%(1)	4.95	%(2)	4.95	%(2)	(2.77	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Marsico International Opportunities Portfolio against the index indicated. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	Since inception performance of the index is shown from February 1, 2006.

(2)	Since inception performance of the index is shown from May 1, 2005.

(3)	Since inception performance of the index is shown from January 1, 2007.

ING MFS TOTAL RETURN PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Investment Type Allocation as of December 31, 2010 (as a percent of net assets)
Common Stock	59.5%
U.S. Government Agency Obligations	13.2%
U.S. Treasury Obligations	12.9%
Corporate Bonds/Notes	9.3%
Collateralized Mortgage Obligations	2.3%
Asset-Backed Securities	0.9%
Preferred Stock	0.3%
Municipal Bonds	0.2%
Other Bonds	0.2%
Other Assets and Liabilities — Net*	1.2%
Net Assets	100.0%

* Includes short-term investments related to commercial paper and securities lending collateral.

Portfolio holdings are subject to change daily.

ING MFS Total Return Portfolio (the “Portfolio”) seeks above-average income (compared to a portfolio entirely invested in equity securities) consistent with the prudent employment of capital. A secondary objective is the reasonable opportunity for growth of capital and income. The Portfolio is managed by Brooks Taylor, Senior Vice President, Steven R. Gorham, Senior Vice President, Michael W. Roberge, Executive Vice President and Chief Investment Officer, William P. Douglas, Vice President, Richard O. Hawkins, CFA, Senior Vice President, Nevin P. Chitkara, Vice President, and Joshua P. Marston, Portfolio Managers, of Massachusetts Financial Services Company — the Sub-Adviser.

Performance: For the year ended December 31, 2010, the Portfolio’s Class S shares provided a total return of 9.85% compared to the S&P 500® Index, the Barclays Capital U.S. Aggregate Bond Index, and the Composite Index (60% S&P 500® Index/40% Barclays Capital U.S. Aggregate Bond Index), which returned 15.06%, 6.54% and 12.13%, respectively, for the same period.

Portfolio Specifics: The first quarter of the reporting period witnessed a continuation of the financial market and macroeconomic rebounds that began in early 2009. These recoveries in global activity and asset valuations were generally synchronized around the world, led importantly by emerging Asian economies, but broadening to include most of the global economy to varying degrees. Primary drivers of the recoveries included an unwinding of the inventory destocking that took place earlier, the production of manufacturing and capital goods, as well as massive fiscal and monetary stimulus. During most of the remainder of the period, heightened risk surrounding the public-debt profiles of several of the peripheral European countries impaired market sentiment. At the same time, the improving trend in global macroeconomic data began to weaken somewhat. These two dynamics caused many asset prices to retrench significantly, as many questioned the durability of the global recovery. Towards the end of the period, the U.S. Federal Reserve (the “Fed”) led markets to believe that further monetary loosening would be forthcoming if macroeconomic activity did not show signs of improvement. The prospects for more easing by the Fed improved market sentiment and drove risk-asset prices markedly higher. However, in a text-book case of “buy the rumor, sell the fact,” the weeks following the early November announcement of further quantitative easing saw a sell-off in U.S. Treasury bonds. This rise in Treasury yields occurred despite risk-off behavior in equities and credit markets (which would normally result in Treasury yield compression), and appears to have been the result of a few factors: signs of improved U.S. and global economic activity; opposition to quantitative easing from some quarters; and crowded long positions in U.S. Treasuries. The December agreement on an expansionary U.S. fiscal package also boosted sentiment, leading markets to reach near-term highs in risky asset valuations toward year end.

Within the equity portion of the Portfolio, stock selection and an overweight position in the financial services sector hurt relative performance. Our overweight in shares of financial services firms, JPMorgan Chase & Co. and Goldman Sachs Group, Inc., negatively impacted relative results as these stocks underperformed the benchmark. Not owning strong-performing Citigroup, Inc. also weighed on relative returns. Stock selection in the energy sector dampened relative performance. Holdings of integrated oil company Total SA (France), which is not represented in the benchmark, was among the Portfolio’s top detractors. Stock selection in the industrial goods & services sector was another negative factor for relative performance. Our holdings of weak-performing defense contractor Lockheed Martin Corp., and not owning strong-performing manufacturing equipment maker Caterpillar, Inc., held back relative results. Stocks in other sectors that detracted from relative performance included pharmaceutical company Abbott Laboratories and medical device maker Medtronic, Inc. Not owning consumer electronics maker Apple, Inc. and auto manufacturer Ford Motor Co. also had a negative impact on relative returns as both stocks outperformed the benchmark. Within the fixed income portion of the Portfolio, a lesser exposure to Government National Mortgage Association mortgage-backed securities held back relative performance as bonds in this sector performed well compared with the Barclays Capital U.S. Aggregate Bond Index.

Top Ten Holdings as of December 31, 2010 (as a percent of net assets)
JPMorgan Chase & Co.	2.1%
Philip Morris International, Inc.	1.7%
ExxonMobil Corp.	1.7%
Lockheed Martin Corp.	1.6%
Goldman Sachs Group, Inc.	1.6%
U.S. Treasury Note, 1.875%, due 04/30/14	1.5%
AT&T, Inc.	1.5%
U.S. Treasury Note, 3.750%, due 11/15/18	1.4%
Johnson & Johnson	1.4%
Bank of New York Mellon Corp.	1.4%

Portfolio holdings are subject to change daily.

Within the equity portion of the Portfolio, individual holdings that contributed to relative performance included chemical company PPG Industries, Inc., insurance company MetLife, Inc., industrial manufacturer Eaton Corp., tobacco company Philip Morris International, Inc., and automotive parts retailer Advance Auto Parts, Inc. Not owning software company Microsoft Corp., and our timing of ownership in shares of internet search engine Google, Inc., also benefited relative results as both stocks underperformed the benchmark during the reporting period. Within the fixed income portion of the Portfolio, a primary positive factor in relative performance was the Portfolio’s holdings in commercial mortgage-backed securities as these bonds significantly outperformed the Barclays Capital U.S. Aggregate Bond Index. The Portfolio’s return from yield, which was greater than that of the benchmark, had a positive impact on relative performance. Prepayment effect from our Federal National Mortgage Association mortgage-backed securities holdings also contributed to positive relative results. Other positive factors for relative performance included greater exposure to the financial sector and “BBB” rated securities.

Current Strategy and Outlook: The Portfolio has historically been allocated at approximately 60% equity weighting and 40% fixed income weighting. This is designed to remove the market timing element of portfolio management and allows us to focus on security selection. The equity portion of the Portfolio follows a value based approach which has historically led to an overweight, relative to the S&P 500® Index, in traditional value sectors such as financial services and utilities & communications. However, relative to more value oriented benchmarks we were underweight in these sectors. Additionally, we have historically shown a large underweight, relative to the S&P 500® Index, to technology despite being slightly overweight the Russell 1000® Value Index benchmark as of quarter end. During the quarter we reduced our relative exposure within energy, mostly within oil services as the price of oil increased to over $90/barrel. In contrast, we increased our exposure to financial services, mostly major banks and brokers & asset managers. Overall, our low volatility approach crafted with a bottom-up strategy of focusing on companies that we believe have sustainable, durable franchises, significant free cash flows, solid balance sheets and strong management teams trading at inexpensive valuations aims to provide investors with an attractive alternative to riskier assets.

The fixed income component of the Portfolio continues to emphasize a conservative, high quality approach. We are slightly overweight commercial mortgage backed securities as we believe valuations are attractive and commercial real estate markets are generally improving. In addition, we were underweight agencies, as we feel they are expensive compared to other fixed income opportunities. Lastly, we have a small position in emerging market debt, at the expense of international developed debt, as we generally feel emerging markets are fiscally sound and carry less sovereign risk.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT	ING MFS TOTAL RETURN PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2010
	1 Year	5 Year	10 Year	Since Inception of Class ADV August 1, 2003	Since Inception of Class I May 1, 2003	Since Inception of Class S2 September 9, 2002
Class ADV	9.49%	2.84%	—	4.06%	—	—
Class I	10.17%	3.46%	—	—	5.91%	—
Class S	9.85%	3.20%	4.07%	—	—	—
Class S2	9.70%	3.05%	—	—	—	5.50%
S&P 500® Index	15.06%	2.29%	1.41%	5.37%	6.32%	5.96	%(1)
Barclays Capital U.S. Aggregate Bond Index	6.54%	5.80%	5.84%	5.32%	4.90%	5.17	%(1)
Composite Index	12.13%	4.08%	3.53%	5.66%	6.05%	5.99	%(1)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING MFS Total Return Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. Total returns do not include charges imposed by the insurance company separate account. If these were included, performance would be lower.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolios distributions or the redemption of Portfolios shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract and/or a variable universal life policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. For variable annuity contracts, please call (800) 992-0180 to get performance through the most recent month end. For variable universal life policies, please log on to www.ing.com/us to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolios holdings are subject to change daily.

(1)	Since inception performance of the indices is shown from September 1, 2002.

ING MFS UTILITIES PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Industry Allocation as of December 31, 2010 (as a percent of net assets)
Utilities	49.7%
Telecommunication Services	23.6%
Energy	15.2%
Consumer Discretionary	9.2%
Industrials	0.0%
Other Assets and Liabilities — Net*	2.3%
Net Assets	100.0%

* Includes short-term investments related to commercial paper.

Portfolio holdings are subject to change daily.

ING MFS Utilities Portfolio (the “Portfolio”) seeks total return. The Portfolio is managed by a team of investment professionals led by Maura A. Shaughnessy, Senior Vice President and Robert D. Persons, CFA, Vice President, Portfolio Managers, of Massachusetts Financial Services Company — the Sub-Adviser.

Performance: For the year ended December 31, 2010, the Portfolio’s Class I shares provided a total return of 14.08% compared to the S&P 500® Utilities Index, which returned 5.46% for the same period.

Portfolio Specifics: The first quarter of the reporting period witnessed a continuation of the financial market and macroeconomic rebounds that had begun in early 2009. These recoveries in global activity and asset valuations were generally synchronized around the world, led importantly by emerging Asian economies, but broadening to include most of the global economy to varying degrees. Primary drivers of the recoveries included an unwinding of the inventory destocking that took place earlier, the production of manufacturing and capital goods, as well as massive fiscal and monetary stimulus. During most of the remainder of the period, heightened risk surrounding the public-debt profiles of several of the peripheral European countries impaired market sentiment. At the same time, the improving trend in global macroeconomic data began to weaken somewhat. These two dynamics caused many asset prices to retrench significantly, as many questioned the durability of the global recovery. Towards the end of the period, the U.S. Federal Reserve (the “Fed”) led markets to believe that further monetary loosening would be forthcoming if macroeconomic activity did not show signs of improvement. The prospects for more easing by the Fed improved market sentiment and drove risk-asset prices markedly higher. However, in a text-book case of “buy the rumor, sell the fact,” the weeks following the early November announcement of further quantitative easing saw a sell-off in U.S. Treasury bonds. This rise in Treasury yields occurred despite risk-off behavior in equities and credit markets (which would normally result in Treasury yield compression), and appears to have been the result of a few factors: signs of improved U.S. and global economic activity; opposition to quantitative easing from some quarters; and crowded long positions in U.S. Treasuries. The December agreement on an expansionary U.S. fiscal package also boosted sentiment, leading markets to reach near-term highs in risky asset valuations in to year end.

The Portfolio’s exposure to the cable television industry, which is not represented in the benchmark, boosted performance relative to the S&P 500® Utilities Index. Holdings of media and communications services company Virgin Media, Inc. media firm Time Warner Cable, Inc. , and cable services provider Comcast Corp. aided relative returns as these stocks significantly outperformed the benchmark over the reporting period. The Portfolio’s exposure to the telephone services industry, which is not represented in the benchmark, also bolstered relative results. Integrated communications company Centurylink and local phone provider Qwest Communications International, Inc. were among the Portfolio’s top relative contributors over the reporting period. The Portfolio’s exposure to the wireless communications and natural gas pipeline industries, which are not represented in the benchmark, were additional positive factors for relative performance. No individual securities within the wireless communications industry were among the Portfolio’s top relative contributors. Within the natural gas pipeline industry, gas pipeline company El Paso Corp. benefited relative returns.
Top Ten Holdings as of December 31, 2010 (as a percent of net assets)
Virgin Media, Inc.	3.5%
CMS Energy Corp.	3.4%
Williams Cos., Inc.	3.1%
Comcast Corp. — Special Class A	2.8%
QEP Resources, Inc.	2.8%
EQT Corp.	2.7%
Cellcom Israel Ltd.	2.6%
NextEra Energy, Inc.	2.4%
AES Corp.	2.3%
Public Service Enterprise Group, Inc.	2.2%

Portfolio holdings are subject to change daily.

Elsewhere, not holding poor-performing electricity company Exelon Corp., and the timing of our ownership in shares of power provider FirstEnergy Solutions Corp., aided relative results. The Portfolio’s holdings of strong-performing Brazil’s private supplier of energy Tractebel Energia S.A. and energy company CMS Energy Corp. also helped. Several individual securities that held back relative performance included power and gas company E.ON AG , integrated gas and electricity company Dominion Resources, Inc. , electricity distributor Consolidated Edison, Inc., and Spain’s power transmission system operator Red Electrica de Espana. Elsewhere, not holding strong-performing electric company Southern Co. also detracted from relative returns.

Current Strategy and Outlook: The utilities sector significantly underperformed the overall market, as measured by the S&P 500® Index, during the fourth quarter and for the full 2010 calendar year. While investors generally continued to seek higher yielding securities, improved economic data and the extension of the Bush era tax cuts drove investors away from more defensive sectors such as utilities and healthcare and into more economically sensitive sectors such as energy and materials over the quarter. From a commodity standpoint, oil was higher on a stronger global economic recovery and traded up to the low $90’s from the low $70’s per barrel. Natural gas traded up slightly throughout the quarter and finished modestly off its 2010 lows.

From an industry positioning standpoint, we added to telephone services and wireless communications at the expense of electric power and cable television. Within our largest industry, electric power, we have continued to favor integrated businesses versus fully regulated companies. From an investment strategy standpoint, we continued to maintain positions in a diversified group of industries within the utilities sector. This includes traditional electric power, telecommunications, natural gas and cable television companies on a global basis. We believe that our flexible, bottom-up approach in seeking companies with strong growth prospects, ability to generate free cash flow, and attractive valuations is the best way to serve our shareholders over the long-term.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT	ING MFS UTILITIES PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2010
	1 Year	5 Year	Since Inception of Class ADV July 18, 2006		Since Inception of Class I April 29, 2005		Since Inception of Class S May 2, 2005		Since Inception of Class S2 December 29, 2006
Class ADV	13.29%	—	8.50%		—		—		—
Class I	14.08%	9.67%	—		11.24%		—		—
Class S	13.68%	9.39%	—		—		10.82%		—
Class S2	13.02%	—	—		—		—		4.43%
S&P 500® Utilities Index	5.46%	3.90%	2.28	%(1)	4.76	%(2)	4.76	%(2)	0.01	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING MFS Utilities Portfolio against the index indicated. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager’s views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	Since inception performance for the index is shown from August 1, 2006.

(2)	Since inception performance for the index is shown from May 1, 2005.

(3)	Since inception performance for the index is shown from January 1, 2007.

ING MORGAN STANLEY GLOBAL FRANCHISE PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Country Allocation as of December 31, 2010 (as a percent of net assets)
United States	36.6%
United Kingdom	31.3%
Switzerland	9.3%
Sweden	4.8%
Ireland	4.3%
Japan	3.0%
Finland	2.9%
Netherlands	1.6%
Cayman Islands	1.4%
Italy	1.0%
France	0.3%
Other Assets and Liabilities — Net*	3.5%
Net Assets	100.0%

* Includes short-term investments related to securities lending collateral.

Portfolio holdings are subject to change daily.

ING Morgan Stanley Global Franchise Portfolio (the “Portfolio”) seeks long-term capital appreciation. The Portfolio is managed by William D. Lock, Walter B. Riddell, Peter J. Wright, John S. Goodacre and Christian Derold, Portfolio Managers*, of Morgan Stanley Investment Management, Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2010, the Portfolio’s Class S shares, provided a total return of 13.89% compared to the MSCI World IndexSM, which returned 11.76% for the same period.

Portfolio Specifics: The equity market “risk lever” lurched hard to “on” in December after the Obama stimulus and Irish debt packages were unveiled at the beginning of the month, leading the MSCI World Index SM to a strong finish for a manic-depressive “risk on, risk off” trading year.

2010 was also a year that experienced one of the highest levels of stock correlation ever — greater even than that during the Lehman Brothers crisis. Markets have largely responded to three themes — a second round of quantitative easing in the U.S., debt-ridden countries around the European periphery, and BRIC (Brazil, Russia, India, and China) growth — with stocks fluctuating according to their perceived interrelation with these themes, often in contrast to their actual relevance. This is both a source of frustration and opportunity for stock pickers. It is frustrating when, in our opinion, stocks are rewarded or punished when longer-term fundamentals do not justify such moves. On the other hand, market volatility can often present buying opportunities for investment candidates.

The Portfolio underperformed for the last quarter of the year, a period that clearly favored cyclicality over high quality or defensives. However, the Portfolio posted strong absolute and relative performance over the full year. Although stock selection in consumer discretionary and information technology and underweight allocations to the top-performing materials and industrials sectors detracted from performance for the year, this was more than offset by strong stock selection in and the allocation to consumer staples, and the underweight allocation to financials, one of the weakest-performing sectors. The Portfolio’s underweight in healthcare and no exposure to the worst-performing utilities sector also added to performance for the year.
Top Ten Holdings as of December 31, 2010 (as a percent of net assets)
British American Tobacco PLC	8.1%
Nestle S.A.	7.0%
Imperial Tobacco Group PLC	6.4%
Reckitt Benckiser PLC	6.3%
Dr Pepper Snapple Group, Inc.	5.9%
Microsoft Corp.	4.9%
Unilever PLC	4.9%
Swedish Match AB	4.8%
Kellogg Co.	4.6%
Procter & Gamble Co.	4.5%

Portfolio holdings are subject to change daily.

Current Strategy and Outlook: We do remain nervous about the potential contortions of markets subject to the macroeconomic pressures created from the titanic struggle between central banks’ quantitative easing and the Western world’s need to reduce debt. However, we also remain convinced that finding companies whose long-term fortunes are relatively free from such market disturbance — companies with, in our opinion, high return on invested capital, pricing power, high-quality management and a conservative financial structure — are important and vastly under-rated attributes in today’s hyper-competitive and unpredictable world.

We remain focused on the Global Franchise philosophy of investing. We look for companies with what we believe are high-quality franchises, built on dominant and durable intangible assets, which possess pricing power and low capital intensity. This involves investing in well-run companies that capitalize on their intangible assets to compound shareholder wealth at a superior rate over the long-term. We follow a disciplined investment process based on fundamental analysis and bottom-up stock selection with sector, industry and stock weights driven by an assessment of each stock’s quality and value characteristics. The end result is a concentrated portfolio aimed at earning attractive absolute returns with less volatility than the broader markets.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT	ING MORGAN STANLEY GLOBAL FRANCHISE PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2010
	1 Year	5 Year	Since Inception of Class ADV December 29, 2006		Since Inception of Class I April 28, 2006		Since Inception of Class S May 1, 2002	Since Inception of Class S2 September 9, 2002
Class ADV	13.40%	—	3.05%		—		—	—
Class I	14.32%	—	—		5.75%		—	—
Class S	13.89%	6.89%	—		—		8.15%	—
Class S2	13.82%	6.74%	—		—		—	9.25%
MSCI World IndexSM	11.76%	2.43%	(1.56	%(1)	0.56%	%(2)	5.25%	7.35	%(1)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Morgan Stanley Global Franchise Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	Since inception performance of the index is shown from January 1, 2007.

(2)	Since inception performance of the index is shown from May 1, 2006.

(3)	Since inception performance of the index is shown from September 1, 2002.

ING MORGAN STANLEY GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Investment Type Allocation as of December 31, 2010 (as a percent of net assets)
Common Stock	51.4%
Mutual Funds	7.0%
U.S. Government Agency Obligations	3.4%
U.S. Treasury Obligations	2.8%
Exchange-Traded Funds	1.0%
Real Estate Investment Trusts	0.4%
Preferred Stock	0.1%
Warrants	0.0%
Other Assets and Liabilities — Net	33.9%
Net Assets	100.0%

Portfolio holdings are subject to change daily.

ING Morgan Stanley Global Tactical Asset Allocation Portfolio (the “Portfolio”) seeks capital appreciation over time. The Portfolio is managed by Henry McVey, Portfolio Manager, of Morgan Stanley Investment Management, Inc. the Sub-Adviser.*

Performance: For the year ended December 31, 2010, the Portfolio’s Class S shares provided a total return of 7.67%, compared to the MSCI World IndexSM and a Composite Index (65% MSCI World Index/30% Barclays Capital U.S. Government/Credit Bond Index/5% Citi 3-month T-Bill Index), which returned 11.76% and 9.85%, respectively, for the same period.

Portfolio Specifics: Detractors from overall performance relative to the Composite Index included an average overweight position in global equities during the first half of the year. In addition, an average overweight to cash and average underweight to fixed income hampered relative performance. An average overweight position in both Europe and Japan, and an underweight position in Canada diminished returns.

Active currency selection also detracted from performance. Within active currency selection, the Portfolio’s average underweight positions in the Japanese yen, the Swiss franc, and the Swedish krona, as well as an average overweight position in the U.S. dollar, hampered performance. However, these losses were partially offset by an average overweight position in the South Korean won and tactical allocations in the Australian dollar.

An underweight position in fixed income negatively impacted returns for the year as U.S. Treasuries gained on increased uncertainty from the European sovereign debt crisis. During the year, risk aversion dominated the market, motivating investors to move into the least risky investments, causing Treasury yields to fall. As a result, 10-year Treasury yields dropped 130 basis points to roughly 2.5% from March to September of this year. However, this was partially offset in the fourth quarter, when yields reversed course.

Top Ten Holdings as of December 31, 2010 (as a percent of net assets)
Morgan Stanley Institutional Fund Trust — Core Plus Fixed Income Portfolio	4.0%
U.S. Treasury Note, 4.000%, due 08/15/18	2.8%
Federal National Mortgage Association, 4.875%, due 05/18/12	1.8%
Federal Home Loan Mortgage Corporation, 5.500%, due 08/20/12	1.6%
Morgan Stanley Institutional Fund, Inc. — Capital Growth Portfolio	1.6%
Morgan Stanley Institutional Fund, Inc. — Global Franchise Portfolio	1.4%
Financial Select Sector SPDR Fund	1.0%
Abbott Laboratories	0.8%
Norfolk Southern Corp.	0.8%
Philip Morris International, Inc.	0.8%

Portfolio holdings are subject to change daily.

U.S. sector selection detracted from relative returns. An overweight position in information technology and an underweight position in energy negatively impacted returns. On the other hand, an overweight to materials and tactical allocation to utilities added to relative returns. Defensive sectors underperformed the broader market for the year as sovereign debt concerns in Europe subsided and 2011 growth prospects improved.

Conversely, key contributors to the Portfolio’s overall performance relative to the Composite Index included emerging market equity exposure, as emerging market equities led the equity rally off of the summer lows. Investor sentiment for emerging markets was positive, as these markets were expected to lead the global recovery and appeared to have sustainable growth prospects for the long term.

European sector selection also added to performance. Within Europe, overweight positions in health care and consumer staples, and an underweight position in financials added to returns. In Europe, the financials sector lagged the broader market on the back of growing concern that the sovereign debt crisis would result in significant write downs to the sector.

Current Strategy and Outlook: The Portfolio uses a global strategy which invests in multiple asset classes, countries, sectors, currencies and opportunistic investments. It is actively managed to add value from multiple market inefficiencies. In our opinion, the most effective way to capture these market inefficiencies is through a combination of quantitative and fundamental analysis. The investment process follows a hierarchy of top-down decision-making.

*	Effective September 15, 2010, Francine Bovich retired as Portfolio Manager to the Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT	ING MORGAN STANLEY GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2010
	1 Year	Since Inception of Class ADV April 30, 2010		Since Inception of Class S September 17, 2008
Class ADV	—	5.25%		—
Class S	7.67%	—		3.17%
MSCI World IndexSM	11.76%	8.24	%(1)	5.85	%(2)
Composite Index	9.85%	6.83	%(1)	6.13	%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Morgan Stanley Global Tactical Asset Allocation Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end. For variable universal life policies, please log on to www.ing.com/us to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	Since inception of the indices is shown from May 1, 2010.

(2)	Since inception performance of the indices is shown from October 1, 2008.

ING PIMCO TOTAL RETURN BOND PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Investment Type Allocation as of December 31, 2010 (as a percent of net assets)
U.S. Government Agency Obligations	52.1%
Corporate Bonds/Notes	30.4%
U.S. Treasury Obligations	24.3%
Collateralized Mortgage Obligations	4.8%
Municipal Bonds	3.4%
Other Bonds	2.8%
Asset-Backed Securities	2.0%
Preferred Stock	1.2%
Purchased Options	0.0%
Other Assets and Liabilities — Net*	(21.0)%
Net Assets	100.0%

* Includes short-term investments related to securities lending collateral.

Portfolio holdings are subject to change daily.

ING PIMCO Total Return Bond Portfolio (the “Portfolio”) seeks maximum total return, consistent with preservation of capital and prudent investment management. The Portfolio is managed by William H. Gross, CFA, Managing Director, Co-Chief Investment Officer and Portfolio Manager, of Pacific Investment Management Company LLC — the Sub-Adviser.

Performance: For year ended December 31, 2010, the Portfolio’s Class S shares provided a total return of 7.69% compared to the Barclays Capital U.S. Aggregate Bond Index, which returned 6.54% for the same period.

Portfolio Specifics: Tactical duration positioning in the U.S. was positive for the Portfolio’s performance as rates fell after a volatile year in yields.

An overweight to agency mortgage-backed securities (“MBS”), which outperformed Treasuries on like-duration basis for the full year, was positive for performance as higher mortgage rates later in the year tended to mute prepayment risk and helped mortgages’ relative returns. An overweight to investment-grade corporate securities added to performance as this sector outperformed like-duration Treasuries as corporate credit fundamentals improved. A focus on financials augmented this contribution. Modest exposure to high yield bonds added to performance as the sector outperformed like-duration Treasuries amid investor shift towards riskier assets. Finally, a curve steepening position in the U.S., implemented via Eurodollar futures, added to returns.

Beyond core sectors, an overweight to emerging market (“EM”) local instruments was positive for performance. For the full year, both EM local and external bonds outpaced Treasuries. Exposure to a variety of foreign currencies, with an emphasis on the Brazilian real and a basket of Asian currencies, added to returns as these appreciated relative to the U.S. dollar. Additionally, exposure to Treasury Inflation-Protected Securities (“TIPS”) during 2010 outperformed their nominal counterparts for the full year. Breakeven inflation levels (the difference between nominal and real yields) for TIPS widened during the final period, a sign that the Fed’s QE2 program was having some success. An allocation to municipal bonds, both tax-exempt and taxable Build America Bonds (“BABs”), had a difficult fourth quarter, though the asset class overall managed a positive total return for the full year. A modest exposure to BABs detracted from returns as taxable municipal supply spiked amid the rush by local governments to tap the federal government subsidy before it expires at the end of this year.

Top Ten Holdings* as of December 31, 2010 (as a percent of net assets)
U.S. Treasury Note, 0.500%, due 10/15/13	16.1%
Federal National Mortgage Association, 4.500%, due 01/25/39	11.0%
Federal National Mortgage Association, 5.000%, due 01/13/40	3.8%
Federal National Mortgage Association, 0.750%, due 12/18/13	2.4%
U.S. Treasury Note, 1.000%, due 07/15/13	2.1%
Federal National Mortgage Association, 4.500%, due 09/01/40	2.0%
Federal National Mortgage Association, 6.000%, due 01/15/33	1.8%
Federal National Mortgage Association, 4.500%, due 01/25/24	1.8%
Federal National Mortgage Association, 5.500%, due 01/25/39	1.6%
Federal National Mortgage Association, 1.625%, due 10/26/15	1.4%

* Excludes short-term investments related to securities lending collateral.

Portfolio holdings are subject to change daily.

Current Strategy and Outlook: Our global cyclical forecast calls for differentiated growth and inflation across regions in 2011. We believe strong growth and the potential for rising inflation in emerging economies will likely be offset by weaker growth in most developed economies, especially peripheral Europe. We believe that the tax compromise between the Obama Administration and Congress, especially the payroll tax cut and business tax credit, could boost U.S. growth over a cyclical time frame.

With regard to the Portfolio’s strategy, we plan to focus on what we believe are high-quality income-producing strategies that are positively leveraged to the cyclical upswing that we expect in the U.S. in 2011. We plan to reduce U.S. duration exposure, targeting flat to slightly overweight duration overall with the intent to adjust duration tactically. We also plan to retain overweight agency mortgages as an important source of high quality yield in an effort to take advantage of relative value opportunities across mortgage coupons. We are targeting modest exposure to TIPS to obtain long term inflation protection as well as reap potential gains from “rolling down” the relatively steep real yield curve. Finally, we plan on taking EM currency exposure, including Brazil, China and other Asian currencies that could gain vs. the U.S. dollar.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT	ING PIMCO TOTAL RETURN BOND PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2010
	1 Year	5 Year	10 Year	Since Inception of Classes ADV and I April 28, 2006		Since Inception of Class S2 September 9, 2002
Class ADV	7.28%	—	—	8.08%		—
Class I	8.09%	—	—	8.80%		—
Class S	7.69%	7.86%	6.23%	—		—
Class S2	7.56%	7.71%	—	—		6.38%
Barclays Capital U.S. Aggregate Bond Index	6.54%	5.80%	5.84%	6.41	%(1)	5.17	%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING PIMCO Total Return Bond Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. Total returns do not include charges imposed by the insurance company separate account. If these were included, performance would be lower.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	Since inception performance of the index is shown from May 1, 2006.

(2)	Since inception performance of the index is shown from September 1, 2002.

Pacific Investment Management Company LLC has managed the Portfolio since May 1, 2001. Prior to this date, a different firm served as portfolio manager.

ING PIONEER MID CAP VALUE PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Industry Allocation as of December 31, 2010 (as a percent of net assets)
Financials	25.4%
Industrials	11.8%
Energy	11.1%
Consumer Discretionary	10.3%
Information Technology	9.9%
Utilities	9.4%
Health Care	7.1%
Materials	5.3%
Consumer Staples	4.8%
Telecommunication Services	2.2%
Other Assets and Liabilities — Net*	2.7%
Net Assets	100.0%

* Includes short-term investments related to Blackrock Liquidity Funds TempFund Portfolio — Class I and securities lending collateral.

Portfolio holdings are subject to change daily.

ING Pioneer Mid Cap Value Portfolio (the “Portfolio”) seeks capital appreciation. The Portfolio is managed by J. Rodman Wright, Senior Vice President and Lead Portfolio Manager and Timothy Horan, Assistant Portfolio Manager, of Pioneer Investments Management, Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2010, the Portfolio’s S Class shares provided a total return of 17.94% compared to the Russell Midcap® Value Index, which returned 24.75% for the same period.

Portfolio Specifics: Portfolio performance on an absolute basis was positively affected by a rise in the overall U.S. stock market, and by the outperformance of mid cap stocks relative to larger stocks. The Portfolio returned close to double the long term average for the sector. However, the Portfolio underperformed the benchmark for the period.

The primary factor behind the Portfolio’s underperformance relative to its benchmark was stock selection, which manifested itself in two principal ways. In the first half of the year, which accounted for the majority of the underperformance, more deeply cyclical, speculative, lower quality stocks outperformed. Typically, the Portfolio seeks higher quality, less speculative companies, and generally these stocks underperformed in the first half of the year. In the second half of the year, relative performace improved although it still lagged the benchmark. In the second half of the year smaller-capitalization stocks of all types strongly outperformed larger-capitalization stocks. The Portfolio has fewer smaller-capitalization holdings relative to the benchmark and thus underperformed.

Sector allocation decisions were positive overall for performance for the year. The Portfolio underperformed its peers on a relative basis during the period largely due to the factors illustrated above. On a sector basis, annual returns were impacted most negatively by stock selection in the financials, energy, and consumer discretionary sectors, and positively impacted by selections in materials and consumer staples. In financials, many of the beaten down names — those in our view less healthy and of lower quality due to balance sheet concerns — rallied considerably. In terms of individual holdings, Lazard, a diversified financial, underperformed for the year. Insurer Assured Guaranty also hurt returns for the year. In the energy sector, owning Consol Energy, Inc., (a coal company and a significant index component) early in the year, and not owning it in the 4th quarter, detracted for the year. One of the Portfolio’s strongest overall contributors for the year was Smith International, Inc., an oil and gas service company which was acquired by Sclumberger Ltd. early in the year. In the consumer discretionary sector, Best Buy Co., Inc. (“Best Buy”) was the biggest detractor in the Portfolio for the year due to lower-than-expected sales and pricing pressure from online competition. We continue to hold Best Buy, despite the setback.

Top Ten Holdings* as of December 31, 2010 (as a percent of net assets)
UnumProvident Corp.	2.3%
Moody’s Corp.	2.2%
Northern Trust Corp.	1.9%
Compuware Corp.	1.8%
Ingersoll-Rand PLC	1.8%
Noble Energy, Inc.	1.8%
Murphy Oil Corp.	1.7%
RenaissanceRe Holdings Ltd.	1.7%
Hartford Financial Services Group, Inc.	1.7%
Devon Energy Corp.	1.7%

* Excludes short-term investments related to Blackrock Liquidity Funds TempFund Portfolio — Class I.

Portfolio holdings are subject to change daily.

Current Strategy and Outlook: Despite the difficult relative performance of 2010, we are optimistic with regard to 2011, due to both our longer term outlook for equities and the Portfolio’s positioning. In general, we believe equities are attractively valued — on an absolute basis, relative to history, and relative to other asset classes. While we acknowledge there are many concerns in the marketplace, in our view, equities represent compelling long-term value, particularly in the U.S.

We anticipate continued, if slow, economic growth in 2011, coupled with some progress on unemployment and a more business-friendly attitude from Washington, D.C. We believe corporate profits will continue to grow in 2011. We believe these factors could lead to improved consumer confidence, and, collectively, combined with modest valuations, these factors could prove positive for equities. However, the increase in stock prices in 2009 and 2010 in anticipation of such economic and earnings growth suggests that dramatic stock market gains from here are less likely. Net, we believe we see continued if more moderate upside to the market over the course of the year.

We continue to believe that reform in the healthcare sector will not be as bad for industry participants as many had feared. We remain overweight the sector. In information technology, we continue to see good free cash flow and have taken advantage of what we believe are attractive valuations within the sector. Similarly, we believe we have identified a number of attractively valued securities in industrials, energy, consumer discretionary, and materials.

We see little evidence of inflation at this time but are closely monitoring that front due to current monetary policies and an economic rebound. At this juncture, inflation appears benign. Interest rates remain low amidst nascent signs of upward pressure, but a measured and limited increase in rates is not necessarily bearish for equities. Our biggest concern at present is the U.S. dollar, which we continue to monitor.

Our discipline of focusing on what we believe are higher quality businesses selling at attractive valuations provides us with a portfolio of fine businesses at advantageous risk/reward ratios. Over time, we believe such an investment approach can be rewarding. In our opinion, the value of our holdings will be recognized over time, providing us with satisfactory risk adjusted performance.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT	ING PIONEER MID CAP VALUE PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2010
	1 Year	5 Year	Since Inception of Classes ADV and S2 December 29, 2006		Since Inception of Class I May 2, 2005		Since Inception of Class S April 29, 2005
Class ADV	17.44%	—	0.56%		—		—
Class I	18.20%	3.45%	—		4.69%		—
Class S	17.94%	3.19%	—		—		4.53%
Class S2	17.42%	—	0.77%		—		—
Russell Midcap® Value Index	24.75%	4.08%	0.40	%(1)	6.15	%(2)	6.15	%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Pioneer Mid Cap Value Portfolio against the index indicated. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager’s views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	Since inception performance for the index is shown from January 1, 2007.

(2)	Since inception performance for the index is shown from May 1, 2005.

ING T. ROWE PRICE CAPITAL APPRECIATION PORTFOLO	PORTFOLIO MANAGERS’ REPORT

Investment Type Allocation as of December 31, 2010 (as a percent of net assets)
Common Stock	67.0%
Corporate Bonds/Notes	17.4%
Preferred Stock	2.1%
Real Estate Investment Trusts	0.0%
Other Assets and Liabilities — Net*	13.5%
Net Assets	100.0%

* Includes short-term investments related to T. Rowe Price Reserve Investment Fund and securities lending collateral.

Portfolio holdings are subject to change daily.

ING T. Rowe Price Capital Appreciation Portfolio (the “Portfolio”) seeks, over the long-term, a high total investment return, consistent with preservation of capital and with prudent investment risk. The Portfolio is managed by David R. Giroux, CFA and Vice President, of T. Rowe Price Associates, Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2010, the Portfolio’s Class S shares provided a total return of 14.03% compared to the S&P 500® Index, the Barclays Capital U.S. Government/Credit Bond Index, and the Composite Index (60% S&P 500® Index/40% Barclays Capital U.S. Government/Credit Bond Index), which returned 15.06%, 6.59% and 12.17%, respectively, for the same period.

Portfolio Specifics: The Portfolio generated strong returns in 2010 as all asset classes, with the exception of money market securities, produced double-digit returns. The Portfolio underperformed the all-stock S&P 500® Index due to its fixed income and cash allocations, which produced lower returns than equities.

Information technology was the top contributor to relative performance. Tyco Electronics Group SA, which was spun out of Tyco International three years ago, was the Portfolio’s top contributor. Since the spinoff, the company has significantly improved its operations, sales mix, and distributor relationships. Within IT services, IBM, which has an attractive portfolio of businesses, reported third-quarter earnings that beat consensus estimates and continued to repurchase shares of its stock. Accenture Ltd. also reported a strong quarter as consulting revenues rose due to strength in management consulting and systems integrations.

Consumer discretionary, industrials and business services, and financials also made sizeable contributions to absolute performance. Some of the top individual holdings in these sectors were Time Warner, Inc., Danaher Corp., Principal Financial Group, Inc., and US Bancorp.

In the second consecutive strong year for equities, most sectors contributed to absolute performance. However, individual names underperformed. We eliminated Bank of America Corp. — by far the largest detractor to Portfolio performance — in the fourth quarter as we believe it faces long-term earnings uncertainty and a hostile legal and regulatory environment. Healthcare company Baxter International, Inc., which we also eliminated, was another large detractor.

We lowered our convertible bond allocation over the past year. Convertibles were the best-performing asset class in the Portfolio for 2010, and our holdings outperformed their benchmark. We believe that the convertibles market is now essentially fairly valued, though select names are appealing from a risk/reward standpoint. The Portfolio’s allocation to fixed income assets has decreased slightly over the past year. Since loan spreads have tightened and Treasury yields are near historical lows, we have continued reducing our exposure to investment-grade debt and instead have focused on leveraged loans and noninvestment-grade bonds where we see a high recovery rate in the event of default. Over the past year, noninvestment-grade bonds outperformed higher-quality issues.

Top Ten Holdings* as of December 31, 2010 (as a percent of net assets)
US Bancorp.	3.3%
Thermo Fisher Scientific, Inc.	3.2%
International Business Machines Corp.	3.1%
Pfizer, Inc.	3.1%
Time Warner, Inc.	3.1%
Wells Fargo & Co.	3.1%
PepsiCo, Inc.	3.0%
United Technologies Corp.	2.6%
Danaher Corp.	2.6%
Procter & Gamble Co.	2.6%

* Excludes short-term investments related to T. Rowe Price Reserve Investment Fund.

Portfolio holdings are subject to change daily.

During the period, the Portfolio invested in equity options which, based on the Sub-Adviser’s internal performance systems, had a positive contribution to performance.

Current Strategy and Outlook: While we remain cautiously optimistic about the economic recovery, we believe the magnitude of equity market returns is likely to be more muted. We believe we have returned to a stock picker’s market, where identifying firms with good cash flows and the potential to increase dividends will play a large role in returns. Overall, equity valuations still appear reasonable but are less compelling than they were at the end of last year. The stocks with the best risk/reward tradeoff are currently some of the steadier, more consistent businesses whose valuations are compelling, whose dividends are attractive, and whose balance sheets are solid. We continue to actively evaluate convertible bond issues, but convertibles that fit our investment process are becoming harder to find. In fixed income, the floating rate feature of leveraged loans makes the asset class particularly attractive in a rising interest rate environment, which we started to see at the end of the fourth quarter.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT	ING T. ROWE PRICE CAPITAL APPRECIATION PORTFOLO

Average Annual Total Returns for the Periods Ended December 31, 2010
	1 Year	5 Year	10 Year	Since Inception of Class ADV December 16, 2003		Since Inception of Class I May 2, 2003		Since Inception of Class S2 September 9, 2002
Class ADV	13.63%	5.30%	—	7.56%		—		—
Class I	14.31%	5.94%	—	—		9.85%		—
Class S	14.03%	5.68%	8.64%	—		—		—
Class S2	13.86%	5.52%	—	—		—		9.14%
S&P 500® Index	15.06%	2.29%	1.41%	3.85	%(1)	6.32	%(2)	5.96	%(3)
Barclays Capital U.S. Government/Credit Bond Index	6.59%	5.56%	5.83%	4.90	%(1)	4.72	%(2)	5.16	%(3)
Composite Index	12.17%	3.99%	3.54%	4.59	%(1)	5.99	%(2)	6.00	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING T. Rowe Price Capital Appreciation Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. For variable annuity contracts, please call (800) 992-0180 to get performance through the most recent month end. For variable universal life policies, please log on to www.ing.com/us to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	Since inception performance of the indices is shown from January 1, 2004.

(2)	Since inception performance of the indices is shown from May 1, 2003.

(3)	Since inception performance of the indices is shown from September 1, 2002.

ING T. ROWE PRICE EQUITY INCOME PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Industry Allocation as of December 31, 2010 (as a percent of net assets)
Financials	19.3%
Consumer Discretionary	15.9%
Energy	14.0%
Industrials	12.9%
Utilities	8.1%
Information Technology	6.5%
Materials	6.4%
Health Care	5.4%
Telecommunication Services	4.1%
Consumer Staples	3.8%
Other Assets and Liabilities — Net*	3.6%
Net Assets	100.0%

* Includes short-term investments related to T. Rowe Price Reserve Investment Fund and securities lending collateral.

Portfolio holdings are subject to change daily.

ING T. Rowe Price Equity Income Portfolio (the “Portfolio”) seeks substantial dividend income as well as long-term growth of capital. The Portfolio is managed by Brian C. Rogers, CFA, Chairman, Chief Investment Officer, and Portfolio Manager of T. Rowe Price Associates, Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2010, the Portfolio’s Class S shares provided a total return of 14.94% compared to the S&P 500® Index, which returned 15.06% for the same period.

Portfolio Specifics: Positive performance relative to the benchmark (gross of expenses) was driven by an underweight position in healthcare, the weakest performing sector in the index. Stock selection also contributed. A lack of new products caused the market to concentrate on negative macroeconomic factors, such as health care reform, low utilization rates, and pricing pressures. The shares of Beckman Coulter, Inc. shot up after news that it was up for sale at a premium price.

A sizable overweight position to consumer discretionary, the index’s top performing sector, contributed to relative results. Cablevision Systems Corp. rallied on its decision to spin off its Rainbow collection of cable networks as well as its share buyback. Fortune Brands, Inc. rose on the announcement that it would focus on its distilled spirits business, which has a strong balance sheet and solid operating momentum. Marriott International, Inc. was positioned to benefit from the hotel sector’s recovery because it gained market share and started to push price increases in select markets.

Consumer staples shares contributed to relative performance due to stock selection and an underweight position. Hershey Co. was a leading contributor.

At the other end of the spectrum, the utilities sector was a relative detractor from performance as a result of our overweight position and stock selection. Weak natural gas prices and sluggish residential and commercial power demand continues to weigh on this sector.

Top Ten Holdings* as of December 31, 2010 (as a percent of net assets)
JPMorgan Chase & Co.	2.9%
Chevron Corp.	2.7%
General Electric Co.	2.6%
ExxonMobil Corp.	2.2%
American Express Co.	1.9%
Royal Dutch Shell PLC ADR — Class A	1.9%
AT&T, Inc.	1.9%
Wells Fargo & Co.	1.9%
Home Depot, Inc.	1.7%
Bank of America Corp.	1.6%

* Excludes short-term investments related to T. Rowe Price Reserve Investment Fund.

Portfolio holdings are subject to change daily.

The positive impact of our overweight position in the materials sector was outweighed by the negative impact of stock selection. Vulcan Materials Co. faced weaker-than-expected volumes and prices, largely driven by weak construction markets. Packaging and paper company International Paper Co. reported weaker-than expected earnings, largely due to high recycled fiber prices and extreme weather conditions that made it difficult to access wood. Nucor’s earnings suffered from low utilization levels in their steel mill due to weak construction activity.

Current Strategy and Outlook: Despite 2010’s volatility, we believe we are on the long and winding road toward both economic and equity market recovery. Many corporations are reporting strong earnings and free cash flow. Large-cap companies are also showing sharp improvements in profitability. Additionally, there is a lot of cash still on the sidelines. As a result, corporations are beginning to participate in share repurchases and raising their dividends. Overall, most economic indicators point to continued growth, albeit at a slightly slower rate than some had expected given the magnitude of the downturn. We remain positive about the market’s direction over the medium term because we believe equities are still attractively valued relative to many asset classes.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT	ING T. ROWE PRICE EQUITY INCOME PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2010
	1 Year	5 Year	10 Year	Since Inception of Class ADV January 15, 2004		Since Inception of Class I May 2, 2003		Since Inception of Class S2 September 9, 2002
Class ADV	14.51%	2.19%	—	3.80%		—		—
Class I	15.23%	2.82%	—	—		7.11%		—
Class S	14.94%	2.54%	4.07%	—		—		—
Class S2	14.72%	2.39%	—	—		—		6.35%
S&P 500® Index	15.06%	2.29%	1.41%	3.62	%(1)	6.32	%(2)	5.96	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING T. Rowe Price Equity Income Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. For variable annuity contracts, please call (800) 992-0180 to get performance through the most recent month end. For variable universal life policies, please log on to www.ing.com/us to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	Since inception performance of the index is shown from January 1, 2004.

(2)	Since inception performance of the index is shown from May 1, 2003.

(3)	Since inception performance of the index is shown from September 1, 2002.

T. Rowe Price Associates, Inc. has managed the Portfolio since March 1, 1999. Prior to this date, a different firm served as portfolio manager.

ING VAN KAMPEN GROWTH AND INCOME PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Industry Allocation as of December 31, 2010 (as a percent of net assets)
Financials	21.4%
Energy	14.4%
Consumer Discretionary	12.0%
Consumer Staples	10.6%
Industrials	10.4%
Information Technology	10.3%
Health Care	9.5%
Utilities	3.9%
Telecommunication Services	2.8%
Materials	2.2%
Other Assets and Liabilities — Net*	2.5%
Net Assets	100.0%

* Includes short-term investments related to Blackrock Liquidity Funds TempFund Portfolio — Class I and securities lending collateral.

Portfolio holdings are subject to change daily.

ING Van Kampen Growth and Income Portfolio (the “Portfolio”) seeks long-term growth of capital and income. The Portfolio is managed by Thomas B. Bastian, CFA and Mary Jayne Maly, CFA, Managing Directors, and James O. Roeder, CFA, Mark Laskin and Sergio Marcheli, Executive Directors, of Invesco Advisers, Inc. — the Sub-Adviser.*

Performance: For the year ended December 31, 2010, the Portfolio’s Class S shares provided a total return of 12.50%, compared to the Russell 1000® Value Index, which returned 15.51%, for the same period.

Portfolio Specifics: Equity markets were choppy during the fiscal year. Corporate earnings were largely positive, but often overshadowed by concerns about high unemployment, a lack of consumer spending, soft housing data and the possibility of additional Federal Reserve accommodation. After rising through April, the major equity indices sold off precipitously in May as the sovereign debt crisis unfolded in the Eurozone while U.S. economic indicators remained weak, prompting fears of a “double-dip” recession. Uncertainty created by the debt crisis combined with subdued employment, consumer spending and housing data added to concerns that the recovery was slowing to a sub-normal growth rate. Just as abruptly, however, the markets reversed course starting in September and rallied through the end of the year on modestly better economic news. The major equity indices garnered positive returns for the fiscal year, and all ten sectors within the S&P posted gains.

The Portfolio benefited from an overweight position and stock selection in the consumer discretionary sector. The Portfolio’s overweight in the sector was an emphasis mainly within the media stocks, which benefited from an increase in advertising revenue during the period. Viacom, Inc. a top holding, performed well throughout the period.

Stock selection in the telecom service sector also aided relative performance. Stock selection within the healthcare sector also contributed to relative performance. The Portfolio owned Genzyme Corp., a biotechnology company that received a takeover offer from Sanofi-Anentis (not held in the portfolio). The stock rose significantly on the news and the team eliminated the position.

Top Ten Holdings* as of December 31, 2010 (as a percent of net assets)
JPMorgan Chase & Co.	4.7%
General Electric Co.	3.8%
Marsh & McLennan Cos., Inc.	3.3%
Viacom — Class B	2.9%
Occidental Petroleum Corp.	2.6%
Anadarko Petroleum Corp.	2.3%
eBay, Inc.	2.2%
American Electric Power Co., Inc.	2.0%
Royal Dutch Shell PLC ADR — Class A	2.0%
Tyco International Ltd.	2.0%

* Excludes short-term investments related to Blackrock Liquidity Funds TempFund Portfolio — Class I and securities lending collateral.

Portfolio holdings are subject to change daily.

However, offsetting the positive results was the negative impact of the technology sector and the financial services sector. The Portfolio had an overweight in technology stocks throughout the period, most of the exposure was in hardware/equipment stocks and software services. Stock selection in hardware and equipment detracted the most from relative performance. Hewlett-Packard Co. was the notable stock in the sector. The stock sold off on the news the CEO was leaving the company due to expense related improprieties. The Portfolio’s holdings in the financials sector detracted from relative performance. The under weighting during the period was beneficial as the sector lagged the benchmark as a whole. But this was more than offset by the disadvantage of a zero weighting in real estate, the strongest industry group in the sector and adverse stock selection among the diversified financials.

Current Strategy and Outlook: Equity markets experienced a strong recovery during the period covered by this report. We believe that market volatility that occurred during 2010 will continue to create opportunities to invest in companies with attractive valuations and strong fundamentals. We believe that ultimately those valuations and fundamentals will be reflected in those companies’ stock prices.

*	Effective June 1, 2010, pursuant to a change of control from Morgan Stanley Investment Management Inc. (d/b/a/ “Van Kampen”) to Invesco Ltd. (“Invesco”), the Portfolio entered into a new sub-advisory agreement with Invesco Advisers, Inc., a direct subsidiary of Invesco, on the same terms, compensation structure and portfolio management teams as was in place under the Portfolio’s previous Sub-Advisory Agreement with Van Kampen.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT	ING VAN KAMPEN GROWTH AND INCOME PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2010
	1 Year	5 Year	10 Year	Since Inception of Class ADV February 22, 2004		Since Inception of Class I April 28, 2006		Since Inception of Class S2 September 9, 2002
Class ADV	12.14%	2.02%	—	4.26%		—		—
Class I	12.78%	—	—	—		1.59%		—
Class S	12.50%	2.37%	3.09%	—		—		—
Class S2	12.34%	2.22%	—	—		—		7.11%
Russell 1000® Value Index	15.51%	1.28%	3.26%	3.66	%(1)	(0.41	%(2)	6.40	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Van Kampen Growth and Income Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	Since inception performance of the index is shown from March 1, 2004.

(2)	Since inception performance of the index is shown from May 1, 2006.

(3)	Since inception performance of the index is shown from September 1, 2002.

ING WELLS FARGO HEALTH CARE PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Industry Allocation as of December 31, 2010 (as a percent of net assets)
Health Care	91.5%
Other Assets and Liabilities — Net*	8.5%
Net Assets	100.0%

* Includes short-term investments related to Blackrock Liquidity Funds TempFund Portfolio — Class I.

Portfolio holdings are subject to change daily.

ING Wells Fargo Health Care Portfolio (the “Portfolio”) seeks long-term capital growth. The Portfolio is managed by Robert Junkin, Portfolio Manager of Wells Capital Management, Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2010, the Portfolio’s Class S shares provided a total return of 7.00% compared to the S&P 500® Index and the S&P 1500 Supercomposite Healthcare Sector Index, which returned 15.06% and 5.20%, respectively, for the same period.

Portfolio Specifics: The economy and stock market have been characterized by an upward trajectory over the past year, but not without considerable volatility related to the residual effects of the financial collapse and the subsequent sovereign debt crisis emerging in Europe. During the past 12 months the healthcare sector performed largely in-line with the S&P 500® Index and the Dow Jones Industrial Average, but lagged the technology heavy NASDAQ Composite Index. Healthcare had to deal with both economic and policy headwinds, as high unemployment in conjunction with the passage of healthcare reform lead to reduced utilization of healthcare in general. As the economy has been progressively, albeit in a meandering fashion, improving, the healthcare sector has garnered some investor interest. The companies have built up cash reserves and with a new healthcare system looming on the horizon; consolidation has become a business optimization and research and development strategy.

Strong stock selection in the biotechnology and pharmaceutical sectors aided both the Portfolio’s absolute and relative performance versus the S&P 1500 Supercomposite Healthcare Sector Index during the period. Our stock selection in pharmaceuticals was strong as specialty pharmaceutical companies, Biovail Corp. (“Biovail”), Salix Pharmaceutical, Inc. (“Salix”) and Warner Chilcott Corp. (“Warner Chilcott”) led the way. Biovail merged with Valeant Pharmaceuticals to create a tax efficient, central nervous system focused company. Salix added a new FDA approved drug to its product offering that accelerated its growth rate. Finally, Warner-Chilcott continued to generate strong earnings and paid out a substantial dividend ($8.50 per share) in 2010.

In biotechnology, HIV-focused Theratechnologies, Inc. received a unanimous, favorable review from an FDA panel for its new drug. Incyte Corp. signed to sizable collaborations with two large pharmaceutical companies (Novartis and Eli Lilly) for their two lead compounds, receiving considerable cash up front and excellent deal terms. Alexion Pharmaceuticals, Inc., a cardiovascular and autoimmune focused company, continued to increase revenues and develop new indications for its lead drug Solaris.

The life science tools sector was a detractor during the year as demand for certain life science tests and equipment was impacted by the economic slowdown. Additionally, our overweight in medical equipment and supplies negatively impacted performance in the fiscal year. From a stock perspective, Alere, Inc. (“Alere”) and Qiagen N.V. (“Qiagen”) were among the largest detractors. Alere, which offers patient monitoring devices and tests, reported a series of disappointing quarters based on demand issues with their products. Qiagen also reported declines in demand for their biologic sampling and assay technologies which led to reduced revenues and earnings.

Top Ten Holdings* as of December 31, 2010 (as a percent of net assets)
Alexion Pharmaceuticals, Inc.	2.9%
Alere, Inc.	2.7%
Express Scripts, Inc.	2.7%
Pfizer, Inc.	2.5%
Amgen, Inc.	2.5%
Bristol-Myers Squibb Co.	2.4%
Gilead Sciences, Inc.	2.3%
Medco Health Solutions, Inc.	2.3%
Theratechnologies, Inc.	2.2%
Cardinal Health, Inc.	2.2%

* Excludes short-term investments related to Blackrock Liquidity Funds TempFund Portfolio — Class I.

Portfolio holdings are subject to change daily.

Current Strategy and Outlook: We have positioned the Portfolio to take advantage of increasing demand for healthcare products and the potential impact of healthcare reform. Our current investment approach continues to be diversified with respect to countries and market caps. Our process is research-driven, focusing on a bottom-up look at each company to determine its growth potential, underscored by valuation support prior to its inclusion in the Portfolio. We currently believe the combination of new-product development and rising demand from an aging population have the potential to result in strong, consistent growth. In addition, China and India and other emerging nations are expected to increase their spending on healthcare for their huge populations. We believe the recently approved U.S. health insurance reform presages the movement to government administered healthcare in the future. We currently believe this reform will likely create both opportunity and headwinds for the healthcare sector in the coming years. Facilities based service providers, generic pharmaceutical operators and more innovative product development companies appear to be well positioned to benefit under a larger government centric system.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT	ING WELLS FARGO HEALTH CARE PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2010
	1 Year	5 Year	Since Inception of Class ADV and S2 December 29, 2006		Since Inception of Class I April 28, 2006		Since Inception of Class S May 3, 2004
Class ADV	6.22%	—	(0.67)%		—		—
Class I	7.25%	—	—		1.87%		—
Class S	7.00%	2.53%	—		—		3.41%
Class S2	6.53%	—	(0.28)%		—		—
S&P 500® Index	15.06%	2.29%	(0.83	%(1)	1.27	%(2)	4.03	%(3)
S&P 1500 Supercomposite Healthcare Sector Index	5.20%	2.27%	1.13	%(1)	2.76	%(2)	2.85	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Wells Fargo Health Care Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio Shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	Since inception performance of the indices is shown from January 1, 2007.

(2)	Since inception performance of the indices is shown from May 1, 2006.

(3)	Since inception performance of the indices is shown from May 1, 2004.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in each class of a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2010 to December 31, 2010. The Portfolios’ expenses are shown without the imposition of any charges which are, or may be, imposed under your variable annuity contract, variable life insurance policy, qualified pension, or retirement plan. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Portfolio Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2010*	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2010*
ING Artio Foreign Portfolio
Class ADV	$1,000.00	$1,223.20	1.50%	$8.41	$1,000.00	$1,017.64	1.50%	$7.63
Class I	1,000.00	1,226.90	0.90	5.05	1,000.00	1,020.67	0.90	4.58
Class S	1,000.00	1,224.80	1.15	6.45	1,000.00	1,019.41	1.15	5.85
Class S2	1,000.00	1,224.90	1.30	7.29	1,000.00	1,018.65	1.30	6.61
ING Clarion Global Real Estate Portfolio
Class ADV	1,000.00	1,251.10	1.49	8.45	1,000.00	1,017.69	1.49	7.58
Class I	1,000.00	1,254.00	0.89	5.06	1,000.00	1,020.72	0.89	4.53
Class S	1,000.00	1,252.30	1.14	6.47	1,000.00	1,019.46	1.14	5.80
Class S2	1,000.00	1,250.90	1.29	7.32	1,000.00	1,018.70	1.29	6.56
ING FMRSM Diversified Mid Cap Portfolio
Class ADV	1,000.00	1,267.00	1.24	7.09	1,000.00	1,018.95	1.24	6.31
Class I	1,000.00	1,270.10	0.64	3.66	1,000.00	1,021.98	0.64	3.26
Class S	1,000.00	1,269.70	0.89	5.09	1,000.00	1,020.72	0.89	4.53
Class S2	1,000.00	1,267.70	1.04	5.94	1,000.00	1,019.96	1.04	5.30

*	Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Actual Portfolio Return					Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Annualized Expense Ratio		Expenses Paid During the Period Ended December 31, 2010*	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Annualized Expense Ratio		Expenses Paid During the Period Ended December 31, 2010*
ING Global Resources Portfolio
Class ADV	$1,000.00	$1,383.70	1.25%		$7.51	$1,000.00	$1,018.90	1.25%		$6.36
Class I	1,000.00	1,387.70	0.65		3.91	1,000.00	1,021.93	0.65		3.31
Class S	1,000.00	1,386.50	0.90		5.41	1,000.00	1,020.67	0.90		4.58
Class S2	1,000.00	1,384.80	1.05		6.31	1,000.00	1,019.91	1.05		5.35
ING Janus Contrarian Portfolio
Class ADV	1,000.00	1,199.00	1.39		7.70	1,000.00	1,018.20	1.39		7.07
Class I	1,000.00	1,203.60	0.79		4.39	1,000.00	1,021.22	0.79		4.02
Class S	1,000.00	1,201.00	1.04		5.77	1,000.00	1,019.96	1.04		5.30
Class S2	1,000.00	1,199.40	1.19		6.60	1,000.00	1,019.21	1.19		6.06
ING JPMorgan Emerging Markets Equity Portfolio
Class ADV	1,000.00	1,273.80	1.86		10.66	1,000.00	1,015.83	1.86		9.45
Class I	1,000.00	1,277.80	1.26		7.23	1,000.00	1,018.85	1.26		6.41
Class S	1,000.00	1,276.40	1.51		8.66	1,000.00	1,017.59	1.51		7.68
Class S2	1,000.00	1,275.40	1.66		9.52	1,000.00	1,016.84	1.66		8.44
ING Liquid Assets Portfolio
Class I	1,000.00	1,000.50	0.27	**	1.36	1,000.00	1,023.84	0.27	**	1.38
Class S	1,000.00	1,000.00	0.33	**	1.66	1,000.00	1,023.54	0.33	**	1.68
Class S2	1,000.00	1,000.00	0.34	**	1.71	1,000.00	1,023.49	0.34	**	1.73
ING Marsico Growth Portfolio
Class ADV	1,000.00	1,287.10	1.41		8.13	1,000.00	1,018.10	1.41		7.17
Class I	1,000.00	1,291.10	0.81		4.68	1,000.00	1,021.12	0.81		4.13
Class S	1,000.00	1,289.90	1.06		6.12	1,000.00	1,019.86	1.06		5.40
Class S2	1,000.00	1,288.80	1.21		6.98	1,000.00	1,019.11	1.21		6.16
ING Marsico International Opportunities Portfolio
Class ADV	1,000.00	1,292.80	1.33		7.69	1,000.00	1,018.50	1.33		6.77
Class I	1,000.00	1,295.30	0.73		4.22	1,000.00	1,021.53	0.73		3.72
Class S	1,000.00	1,294.50	0.98		5.67	1,000.00	1,020.27	0.98		4.99
Class S2	1,000.00	1,295.40	1.13		6.54	1,000.00	1,019.51	1.13		5.75
ING MFS Total Return Portfolio
Class ADV	1,000.00	1,125.30	1.30		6.96	1,000.00	1,018.65	1.30		6.61
Class I	1,000.00	1,128.20	0.70		3.75	1,000.00	1,021.68	0.70		3.57
Class S	1,000.00	1,127.30	0.95		5.09	1,000.00	1,020.42	0.95		4.84
Class S2	1,000.00	1,126.00	1.10		5.89	1,000.00	1,019.66	1.10		5.60
ING MFS Utilities Portfolio
Class ADV	1,000.00	1,226.10	1.37		7.69	1,000.00	1,018.30	1.37		6.97
Class I	1,000.00	1,229.70	0.77		4.33	1,000.00	1,021.32	0.77		3.92
Class S	1,000.00	1,227.90	1.02		5.73	1,000.00	1,020.06	1.02		5.19
Class S2	1,000.00	1,225.00	1.17		6.56	1,000.00	1,019.31	1.17		5.96

*	Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

**	Expense ratios reflect waivers of 0.00%, 0.19% and 0.33% of distribution and shareholder servicing fees for Classes I, S, and S2, respectively, in order to maintain a yield of not less than zero.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2010*	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2010*
ING Morgan Stanley Global Franchise Portfolio
Class ADV	$1,000.00	$1,172.70	1.58%	$8.65	$1,000.00	$1,017.24	1.58%	$8.03
Class I	1,000.00	1,177.00	0.98	5.38	1,000.00	1,020.27	0.98	4.99
Class S	1,000.00	1,175.40	1.23	6.74	1,000.00	1,019.00	1.23	6.26
Class S2	1,000.00	1,174.90	1.38	7.57	1,000.00	1,018.25	1.38	7.02
ING Morgan Stanley Global Tactical Asset Allocation Portfolio
Class ADV	1,000.00	1,145.70	1.53	8.27	1,000.00	1,017.49	1.53	7.78
Class S	1,000.00	1,148.20	1.18	6.39	1,000.00	1,019.26	1.18	6.01
ING PIMCO Total Return Bond Portfolio
Class ADV	1,000.00	1,019.40	1.11	5.65	1,000.00	1,019.61	1.11	5.65
Class I	1,000.00	1,022.30	0.55	2.80	1,000.00	1,022.43	0.55	2.80
Class S	1,000.00	1,021.00	0.80	4.08	1,000.00	1,021.17	0.80	4.08
Class S2	1,000.00	1,020.20	0.95	4.84	1,000.00	1,020.42	0.95	4.84
ING Pioneer Mid Cap Value Portfolio
Class ADV	1,000.00	1,228.90	1.24	6.97	1,000.00	1,018.95	1.24	6.31
Class I	1,000.00	1,233.20	0.64	3.60	1,000.00	1,021.98	0.64	3.26
Class S	1,000.00	1,231.90	0.89	5.01	1,000.00	1,020.72	0.89	4.53
Class S2	1,000.00	1,228.60	1.04	5.84	1,000.00	1,019.96	1.04	5.30
ING T. Rowe Price Capital Appreciation Portfolio
Class ADV	1,000.00	1,160.30	1.25	6.81	1,000.00	1,018.90	1.25	6.36
Class I	1,000.00	1,164.50	0.65	3.55	1,000.00	1,021.93	0.65	3.31
Class S	1,000.00	1,162.70	0.90	4.91	1,000.00	1,020.67	0.90	4.58
Class S2	1,000.00	1,161.70	1.05	5.72	1,000.00	1,019.91	1.05	5.35
ING T. Rowe Price Equity Income Portfolio
Class ADV	1,000.00	1,219.40	1.25	6.99	1,000.00	1,018.90	1.25	6.36
Class I	1,000.00	1,222.80	0.65	3.64	1,000.00	1,021.93	0.65	3.31
Class S	1,000.00	1,221.00	0.90	5.04	1,000.00	1,020.67	0.90	4.58
Class S2	1,000.00	1,220.30	1.05	5.88	1,000.00	1,019.91	1.05	5.35
ING Van Kampen Growth and Income Portfolio
Class ADV	1,000.00	1,226.70	1.25	7.02	1,000.00	1,018.90	1.25	6.36
Class I	1,000.00	1,230.80	0.65	3.65	1,000.00	1,021.93	0.65	3.31
Class S	1,000.00	1,229.20	0.90	5.06	1,000.00	1,020.67	0.90	4.58
Class S2	1,000.00	1,227.90	1.05	5.90	1,000.00	1,019.91	1.05	5.35
ING Wells Fargo Health Care Portfolio
Class ADV	1,000.00	1,133.80	1.35	7.26	1,000.00	1,018.40	1.35	6.87
Class I	1,000.00	1,138.60	0.75	4.04	1,000.00	1,021.42	0.75	3.82
Class S	1,000.00	1,137.40	1.00	5.39	1,000.00	1,020.16	1.00	5.09
Class S2	1,000.00	1,135.00	1.15	6.19	1,000.00	1,019.41	1.15	5.85

*	Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees
ING Investors Trust

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments or summary portfolios of investments, as indicated, of ING Artio Foreign Portfolio, ING Clarion Global Real Estate Portfolio, ING FMRSM Diversified Mid Cap Portfolio, ING Global Resources Portfolio, ING Janus Contrarian Portfolio, ING JPMorgan Emerging Markets Equity Portfolio, ING Liquid Assets Portfolio, ING Marsico Growth Portfolio, ING Marsico International Opportunities Portfolio, ING MFS Total Return Portfolio, ING MFS Utilities Portfolio, ING Morgan Stanley Global Franchise Portfolio (formerly, ING Van Kampen Global Franchise Portfolio), ING Morgan Stanley Global Tactical Asset Allocation Portfolio (formerly, ING Van Kampen Global Tactical Asset Allocation Portfolio), ING PIMCO Total Return Bond Portfolio, ING Pioneer Mid Cap Value Portfolio, ING T. Rowe Price Capital Appreciation Portfolio, ING T. Rowe Price Equity Income Portfolio, ING Van Kampen Growth and Income Portfolio, and ING Wells Fargo Health Care Portfolio (formerly, ING Evergreen Health Sciences Portfolio), each a series of ING Investors Trust, as of December 31, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian, transfer agent, and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned portfolios of ING Investors Trust as of December 31, 2010, and the results of their operations, the changes in their net assets, and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 24, 2011

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2010

	ING Artio Foreign Portfolio	ING Clarion Global Real Estate Portfolio	ING FMRSM Diversified Mid Cap Portfolio	ING Global Resources Portfolio
ASSETS:
Investments in securities at value+*	$1,002,872,257	$407,879,812	$1,247,420,651	$990,063,143
Investments in affiliates**	—	3,043,785	—	—
Short-term investments at value***	25,644,259	26,673,164	249,120,064	44,218,932
Cash	136,958	24,419	—	120,723
Cash collateral for equity forwards	9,105	—	—	—
Foreign currencies at value****	10,156,502	—	415,345	193,357
Receivables:
Investment securities sold	1,142,808	988,645	3,224	8,698,450
Fund shares sold	4,453,428	25,200	2,163,340	163,179
Dividends and interest	1,666,064	1,513,396	608,399	544,627
Unrealized appreciation on forward foreign currency contracts	282,971	—	—	—
Prepaid expenses	—	4,017	—	—
Reimbursement due from manager	—	1,959	—	—
Total assets	1,046,364,352	440,154,397	1,499,731,023	1,044,002,411

LIABILITIES:
Payable for investment securities purchased	6,760,384	950,578	1,640,392	9,315,670
Payable for fund shares redeemed	2,698,168	1,348,311	6,954,849	8,759,678
Payable upon receipt of securities loaned	13,115,163	19,605,546	89,632,075	19,426,797
Unrealized depreciation on forward foreign currency contracts	243,756	—	—	—
Payable to affiliates	917,475	347,172	1,042,009	739,541
Payable for trustee fees	—	3,105	—	494
Other accrued expenses and liabilities	—	169,944	—	—
Total liabilities	23,734,946	22,424,656	99,269,325	38,242,180
NET ASSETS	$1,022,629,406	$417,729,741	$1,400,461,698	$1,005,760,231

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$1,465,185,329	$588,265,093	$1,319,609,003	$1,015,747,864
Undistributed net investment income	11,002,438	14,319,853	2,453,169	5,882,597
Accumulated net realized loss	(593,524,961)	(308,066,780)	(309,175,133)	(230,030,617)
Net unrealized appreciation	139,966,600	123,211,575	387,574,659	214,160,387
NET ASSETS	$1,022,629,406	$417,729,741	$1,400,461,698	$1,005,760,231

+ Including securities loaned at value	$9,615,779	$18,647,354	$87,403,414	$18,986,604
* Cost of investments in securities	$862,533,017	$284,846,962	$859,515,224	$775,749,312
** Cost of investments in affiliates	$—	$2,802,919	$—	$—
*** Cost of short-term investments	$26,136,614	$26,747,713	$249,469,824	$44,375,797
**** Cost of foreign currencies	$10,129,402	$—	$397,848	$190,516

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2010 (CONTINUED)

	ING Artio Foreign Portfolio	ING Clarion Global Real Estate Portfolio	ING FMRSM Diversified Mid Cap Portfolio	ING Global Resources Portfolio
Class ADV:
Net assets	$3,730,038	$5,303,948	$38,961,096	$20,655,418
Shares outstanding(1)	324,070	550,400	2,593,582	981,854
Net asset value and redemption price per share	$11.51	$9.64	$15.02	$21.04

Class I:
Net assets	$319,124,784	$222,983,449	$93,325,262	$46,812,704
Shares outstanding(1)	27,324,567	22,877,351	6,122,210	2,160,605
Net asset value and redemption price per share	$11.68	$9.75	$15.24	$21.67

Class S:
Net assets	$651,993,498	$187,177,279	$1,196,633,075	$907,754,819
Shares outstanding(1)	56,432,085	19,291,291	78,787,586	42,228,889
Net asset value and redemption price per share	$11.55	$9.70	$15.19	$21.50

Class S2:
Net assets	$47,781,086	$2,265,065	$71,542,265	$30,537,290
Shares outstanding(1)	4,159,461	232,491	4,727,778	1,430,310
Net asset value and redemption price per share	$11.49	$9.74	$15.13	$21.35

(1) Unlimited shares authorized; $0.001 par value.

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2010

	ING Janus Contrarian Portfolio	ING JPMorgan Emerging Markets Equity Portfolio	ING Liquid Assets Portfolio	ING Marsico Growth Portfolio
ASSETS:
Investments in securities at value+*	$512,804,265	$1,083,285,777	$—	$820,430,901
Repurchase agreements	—	—	327,621,000	—
Short-term investments at value**	24,046,172	46,357,666	—	27,228,742
Short-term investments at amortized cost	—	—	1,141,142,159	—
Cash	20,904,124	8,726,831	394	—
Foreign currencies at value***	2,173,001	695,083	—	—
Derivatives collateral (Note 2)	21,324,975	—	—	—
Receivables:
Investment securities sold	145	—	—	3,576,477
Fund shares sold	1,269,755	31,703	4,671,621	24,202
Dividends and interest	257,193	255,632	864,807	473,078
Unrealized appreciation on forward foreign currency contracts	240,756	—	—	—
Prepaid expenses	—	—	3,868	—
Total assets	583,020,386	1,139,352,692	1,474,303,849	851,733,400

LIABILITIES:
Payable for investment securities purchased	—	—	—	1,727,002
Payable for fund shares redeemed	3,509	2,944,004	1,044,538	5,576,009
Payable upon receipt of securities loaned	24,369,931	46,997,179	—	18,753,283
Unrealized depreciation on forward foreign currency contracts	74,285	—	—	—
Payable to affiliates	495,381	1,316,028	414,508	707,332
Payable for trustee fees	—	67,984	37,098	—
Written optionsˆ	669,013	—	—	—
Accrued foreign taxes on capital gains	—	529,286	—	—
Total liabilities	25,612,119	51,854,481	1,496,144	26,763,626
NET ASSETS	$557,408,267	$1,087,498,211	$1,472,807,705	$824,969,774

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$815,358,235	$726,949,488	$1,472,516,212	$896,365,520
Undistributed net investment income	2,823,571	9,841,567	—	2,075,693
Accumulated net realized gain (loss)	(321,438,766)	14,628,094	291,493	(285,333,616)
Net unrealized appreciation	60,665,227	336,079,062	—	211,862,177
NET ASSETS	$557,408,267	$1,087,498,211	$1,472,807,705	$824,969,774

+ Including securities loaned at value	$23,739,374	$45,222,761	$—	$18,294,142
* Cost of investments in securities	$452,614,729	$746,577,346	$—	$608,088,202
** Cost of short-term investments	$24,369,931	$46,997,179	$—	$27,709,264
*** Cost of foreign currencies	$2,056,503	$685,436	$—	$—
ˆ Premiums received for options written	$1,174,159	$—	$—	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2010 (CONTINUED)

	ING Janus Contrarian Portfolio	ING JPMorgan Emerging Markets Equity Portfolio	ING Liquid Assets Portfolio	ING Marsico Growth Portfolio
Class ADV:
Net assets	$778,545	$26,579,382	n/a	$8,140,203
Shares outstanding(1)	65,937	1,188,437	n/a	478,786
Net asset value and redemption price per share	$11.81	$22.36	n/a	$17.00

Class I:
Net assets	$18,195,616	$261,289,843	$129,360,414	$188,224,341
Shares outstanding(1)	1,501,145	11,402,380	129,328,791	10,885,346
Net asset value and redemption price per share	$12.12	$22.92	$1.00	$17.29

Class S:
Net assets	$515,937,059	$764,106,242	$1,157,897,634	$609,780,145
Shares outstanding(1)	42,742,370	33,444,315	1,157,576,611	35,616,591
Net asset value and redemption price per share	$12.07	$22.85	$1.00	$17.12

Class S2:
Net assets	$22,497,047	$35,522,744	$185,549,657	$18,825,085
Shares outstanding(1)	1,878,802	1,566,559	185,519,010	1,107,181
Net asset value and redemption price per share	$11.97	$22.68	$1.00	$17.00

(1) Unlimited shares authorized; $0.001 par value, except for share classes not available.

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2010

	ING Marsico International Opportunities Portfolio	ING MFS Total Return Portfolio	ING MFS Utilities Portfolio	ING Morgan Stanley Global Franchise Portfolio
ASSETS:
Investments in securities at value+*	$269,041,809	$997,570,879	$514,323,506	$383,174,063
Short-term investments at value**	23,687,884	4,777,686	—	4,381,401
Short-term investments at amortized cost	—	14,165,882	7,561,905	—
Cash	50,517	10,080	991,335	12,187,233
Foreign currencies at value***	629,472	—	143	174,929
Receivables:
Investment securities sold	113,485,109	—	5,444,210	—
Fund shares sold	130,301	2,419,309	8,502	1,471,424
Dividends and interest	451,448	3,996,084	1,354,001	624,046
Unrealized appreciation on forward foreign currency contracts	—	—	705,590	—
Prepaid expenses	4,348	—	4,959	—
Total assets	407,480,888	1,022,939,920	530,394,151	402,013,096

LIABILITIES:
Payable for investment securities purchased	2,151,615	—	1,851,301	—
Payable for investment securities purchased on a delayed-delivery or when-issued basis	—	7,693,937	—	—
Payable for fund shares redeemed	1,255,892	150,431	658,433	—
Payable upon receipt of securities loaned	1,817,608	5,254,750	—	4,526,919
Unrealized depreciation on forward foreign currency contracts	—	—	726,394	—
Payable to affiliates	295,266	784,968	421,760	412,647
Payable for trustee fees	4,105	—	4,485	—
Other accrued expenses and liabilities	200,324	—	167,167	—
Total liabilities	5,724,810	13,884,086	3,829,540	4,939,566
NET ASSETS	$401,756,078	$1,009,055,834	$526,564,611	$397,073,530

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$516,324,570	$1,082,459,555	$575,988,038	$339,532,841
Undistributed net investment income	7,094,111	22,882,856	2,730,637	9,409,118
Accumulated net realized loss	(161,206,788)	(220,725,535)	(139,142,392)	(10,132,218)
Net unrealized appreciation	39,544,185	124,438,958	86,988,328	58,263,789
NET ASSETS	$401,756,078	$1,009,055,834	$526,564,611	$397,073,530

+ Including securities loaned at value	$1,765,534	$5,108,828	$—	$4,403,264
* Cost of investments in securities	$229,237,485	$872,662,385	$427,316,616	$324,790,646
** Cost of short-term investments	$23,868,154	$5,254,750	$—	$4,526,919
*** Cost of foreign currencies	$629,472	$—	$143	$174,410

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2010 (CONTINUED)

	ING Marsico International Opportunities Portfolio	ING MFS Total Return Portfolio	ING MFS Utilities Portfolio	ING Morgan Stanley Global Franchise Portfolio
Class ADV:
Net assets	$5,475,323	$4,360,753	$5,970,061	$2,567,178
Shares outstanding(1)	465,972	292,201	451,634	183,461
Net asset value and redemption price per share	$11.75	$14.92	$13.22	$13.99

Class I:
Net assets	$191,825,119	$122,406,330	$4,844,125	$945
Shares outstanding(1)	16,388,924	8,169,774	362,983	66
Net asset value and redemption price per share	$11.70	$14.98	$13.35	$14.24

Class S:
Net assets	$203,857,544	$847,130,686	$515,666,939	$331,749,688
Shares outstanding(1)	17,486,387	56,547,781	38,766,101	23,300,689
Net asset value and redemption price per share	$11.66	$14.98	$13.30	$14.24

Class S2:
Net assets	$598,092	$35,158,065	$83,486	$62,755,719
Shares outstanding(1)	50,938	2,367,425	6,242	4,433,055
Net asset value and redemption price per share	$11.74	$14.85	$13.37	$14.16

(1) Unlimited shares authorized; $0.001 par value.

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2010

	ING Morgan Stanley Global Tactical Asset Allocation Portfolio	ING PIMCO Total Return Bond Portfolio	ING Pioneer Mid Cap Value Portfolio	ING T. Rowe Price Capital Appreciation Portfolio
ASSETS:
Investments in securities at value+*	$54,956,640	$4,270,300,502	$860,457,073	$3,465,965,542
Short-term investments at value**	—	158,460,960	40,881,524	47,169,796
Short-term investments at amortized cost	—	—	—	532,453,300
Cash	6,802,659	156,926,008	—	11,259,990
Restricted cash (Note 2)	20,427,678	—	—	—
Cash collateral for futures	212,698	1,076,288	—	—
Foreign currencies at value***	94,733	3,450,024	—	—
Receivables:
Investment securities sold	—	871,340	—	4,171,198
Investment securities sold on a delayed-delivery or when-issued basis	—	880,625,667	—	—
Fund shares sold	72,376	22,356,483	256,206	584,149
Dividends and interest	119,342	26,391,479	1,303,472	8,571,631
Foreign cash collateral for futures****	553,953	67,705	—	—
Unrealized appreciation on forward foreign currency contracts	115,210	11,163,731	—	—
Upfront payments made on swap agreements	—	9,159,282	—	—
Unrealized appreciation on swap agreements	—	11,983,703	—	—
Unrealized appreciation on unfunded loan commitments	—	—	—	435,690
Prepaid expenses	785	—	—	—
Reimbursement due from manager	2,853	—	—	—
Total assets	83,358,927	5,552,833,172	902,898,275	4,070,611,296
LIABILITIES:
Payable for investment securities purchased	—	439,746	—	—
Payable for investment securities purchased on a delayed-delivery or when-issued basis	—	1,816,470,809	—	—
Payable for fund shares redeemed	35,160	2,578,902	3,531,540	3,426,682
Payable upon receipt of securities loaned	—	158,917,083	14,533,579	47,680,220
Unrealized depreciation on forward foreign currency contracts	61,242	3,827,576	—	—
Upfront payments received on swap agreements	—	2,030,843	—	—
Unrealized depreciation on swap agreements	—	2,699,261	—	—
Payable for collateral due to counterparties	—	19,037,000	—	—
Payable to affiliates	74,209	2,387,903	604,249	2,920,360
Payable for trustee fees	492	—	—	—
Other accrued expenses and liabilities	74,921	—	—	—
Written optionsˆ	—	15,126,666	—	11,887,630
Total liabilities	246,024	2,023,515,789	18,669,368	65,914,892
NET ASSETS	$83,112,903	$3,529,317,383	$884,228,907	$4,004,696,404
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$78,437,363	$3,193,766,269	$969,791,688	$3,683,358,782
Undistributed (distributions in excess of) net investment income	(46,943)	127,788,488	1,510,751	17,286,155
Accumulated net realized gain (loss)	428,257	117,708,159	(209,339,159)	(202,789,668)
Net unrealized appreciation	4,294,226	90,054,467	122,265,627	506,841,135
NET ASSETS	$83,112,903	$3,529,317,383	$884,228,907	$4,004,696,404

+ Including securities loaned at value	$—	$155,529,717	$14,116,689	$46,562,855
* Cost of investments in securities	$50,420,119	$4,188,249,324	$738,148,574	$2,956,218,478
** Cost of short-term investments	$—	$158,917,083	$40,924,396	$47,680,220
*** Cost of foreign currencies	$82,661	$3,404,198	$—	$—
**** Cost of foreign cash collateral for futures	$552,740	$67,705	$—	$—
ˆ Premiums received for options written	$—	$10,172,010	$—	$9,056,435

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2010 (CONTINUED)

	ING Morgan Stanley Global Tactical Asset Allocation Portfolio	ING PIMCO Total Return Bond Portfolio	ING Pioneer Mid Cap Value Portfolio	ING T. Rowe Price Capital Appreciation Portfolio
Class ADV:
Net assets	$93,906	$68,383,848	$3,275,081	$88,819,300
Shares outstanding(1)	9,543	5,748,503	303,439	3,989,477
Net asset value and redemption price per share	$9.84	$11.90	$10.79	$22.26

Class I:
Net assets	n/a	$323,398,079	$285,618,026	$454,379,541
Shares outstanding(1)	n/a	26,487,906	26,011,144	20,062,457
Net asset value and redemption price per share	n/a	$12.21	$10.98	$22.65

Class S:
Net assets	$83,018,997	$3,064,265,876	$595,334,899	$3,376,296,516
Shares outstanding(1)	8,415,363	251,082,546	54,255,791	148,954,507
Net asset value and redemption price per share	$9.87	$12.20	$10.97	$22.67

Class S2:
Net assets	n/a	$73,269,580	$901	$85,201,047
Shares outstanding(1)	n/a	6,034,708	81	3,774,049
Net asset value and redemption price per share	n/a	$12.14	$11.08	$22.58

(1) Unlimited shares authorized; $0.001 par value, except for share classes not available.

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2010

	ING T. Rowe Price Equity Income Portfolio	ING Van Kampen Growth and Income Portfolio	ING Wells Fargo Health Care Portfolio
ASSETS:
Investments in securities at value+*	$1,457,137,870	$623,423,676	$178,931,299
Short-term investments at value**	12,661,880	42,352,749	8,355,274
Short-term investments at amortized cost	31,703,632	—	—
Cash	18,842,283	—	—
Receivables:
Investment securities sold	7,829,761	—	10,859,399
Fund shares sold	244,294	53,146	970,109
Dividends and interest	2,218,420	787,264	114,621
Total assets	1,530,638,140	666,616,835	199,230,702

LIABILITIES:
Payable for investment securities purchased	—	—	3,490,690
Payable for fund shares redeemed	4,726,886	656,471	—
Payable upon receipt of securities loaned	13,098,544	25,958,533	—
Payable to affiliates	1,047,957	482,163	163,052
Total liabilities	18,873,387	27,097,167	3,653,742
NET ASSETS	$1,511,764,753	$639,519,668	$195,576,960

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$1,489,710,829	$604,927,347	$193,330,282
Undistributed net investment income	4,546,108	7,094,993	1,147,470
Accumulated net realized loss	(133,219,219)	(65,869,635)	(23,308,723)
Net unrealized appreciation	150,727,035	93,366,963	24,407,931
NET ASSETS	$1,511,764,753	$639,519,668	$195,576,960

+ Including securities loaned at value	$12,763,898	$25,214,985	$—
* Cost of investments in securities	$1,305,972,231	$529,720,620	$154,518,511
** Cost of short-term investments	$13,098,544	$42,688,842	$8,355,274

Class ADV:
Net assets	$28,478,179	$7,565,441	$884
Shares outstanding(1)	2,438,364	349,971	82
Net asset value and redemption price per share	$11.68	$21.62	$10.76

Class I:
Net assets	$452,120,557	$20,244,373	$4,640,335
Shares outstanding(1)	38,427,098	935,998	418,310
Net asset value and redemption price per share	$11.77	$21.63	$11.09

Class S:
Net assets	$957,064,712	$559,031,068	$190,934,840
Shares outstanding(1)	81,242,860	25,758,626	17,345,660
Net asset value and redemption price per share	$11.78	$21.70	$11.01

Class S2:
Net assets	$74,101,305	$52,678,786	$901
Shares outstanding(1)	6,331,192	2,441,470	82
Net asset value and redemption price per share	$11.70	$21.58	$10.93

(1) Unlimited shares authorized; $0.001 par value.

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2010

	ING Artio Foreign Portfolio	ING Clarion Global Real Estate Portfolio	ING FMRSM Diversified Mid Cap Portfolio	ING Global Resources Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*(1)	$20,157,302	$10,600,993	$11,238,009	$13,763,167
Interest	25,012	—	299,034	630
Securities lending income, net	719,464	97,503	1,798,492	77,589
Total investment income	20,901,778	10,698,496	13,335,535	13,841,386

EXPENSES:
Investment management fees	—	3,017,743	—	—
Unified fees	8,731,590	—	7,589,654	5,744,156
Distribution and service fees:
Class ADV	20,167	12,855	179,700	70,198
Class S	1,615,187	444,478	2,591,745	2,055,953
Class S2	228,608	10,894	287,498	135,584
Transfer agent fees	—	574	—	—
Administrative service fees	—	381,318	—	—
Shareholder reporting expense	—	59,243	—	—
Professional fees	—	34,946	—	—
Custody and accounting expense	—	225,468	—	—
Trustee fees and expenses	47,343	11,323	55,905	41,620
Miscellaneous expense	—	20,829	—	—
Interest expense	5,467	209	6,737	624
Total expenses	10,648,362	4,219,880	10,711,239	8,048,135
Net waived and reimbursed fees	(55,663)	(357,171)	(126,774)	(50,739)
Brokerage commission recapture	(26,168)	—	(9)	—
Net expenses	10,566,531	3,862,709	10,584,456	7,997,396
Net investment income	10,335,247	6,835,787	2,751,079	5,843,990

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments (net of Indian capital gains tax withheld)**	30,212,565	16,418,232	94,629,045	50,429,671
Foreign currency related transactions	771,470	(89,731)	(170,700)	39,198
Equity forwards	(1,235,611)	—	—	—
Net realized gain	29,748,424	16,328,501	94,458,345	50,468,869
Net change in unrealized appreciation or depreciation on:
Investments	19,957,125	35,611,664	205,500,642	119,161,745
Foreign currency related transactions	721,243	13,617	53,980	4,447
Net change in unrealized appreciation or depreciation	20,678,368	35,625,281	205,554,622	119,166,192
Net realized and unrealized gain	50,426,792	51,953,782	300,012,967	169,635,061
Increase in net assets resulting from operations	$60,762,039	$58,789,569	$302,764,046	$175,479,051

* Foreign taxes withheld	$2,219,815	$550,563	$187,274	$589,241
** Foreign taxes on sale of Indian investments	$50,117	$—	$—	$—
(1) Dividends from affiliates	$12,629	$252,405	$55,640	$20,688

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2010

	ING Janus Contrarian Portfolio	ING JPMorgan Emerging Markets Equity Portfolio	ING Liquid Assets Portfolio	ING Marsico Growth Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*(1)	$6,057,357	$17,084,304	$—	$9,582,320
Interest	384,556	515	5,647,870	—
Securities lending income, net	235,107	88,510	368	14,799
Total investment income	6,677,020	17,173,329	5,648,238	9,597,119

EXPENSES:
Unified fees	4,307,784	12,502,795	4,529,359	6,055,487
Distribution and service fees:
Class ADV	5,913	83,508	—	37,732
Class S	1,268,171	1,825,466	3,489,086	1,363,903
Class S2	108,282	164,150	773,562	86,528
Trustee fees and expenses	16,528	47,953	114,461	34,904
Interest expense	14,137	12,863	—	—
Total expenses	5,720,815	14,636,735	8,906,468	7,578,554
Net waived and reimbursed fees	(22,839)	(49,532)	(3,343,072)	(51,885)
Brokerage commission recapture	(101,879)	(8,441)	—	—
Net expenses	5,596,097	14,578,762	5,563,396	7,526,669
Net investment income	1,080,923	2,594,567	84,842	2,070,450

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	92,899,216	44,375,214	292,251	57,537,916
Foreign currency related transactions	2,420,066	(1,062,442)	—	—
Written options	1,910,045	—	—	—
Net realized gain	97,229,327	43,312,772	292,251	57,537,916
Net change in unrealized appreciation or depreciation on:
Investments (net of Indian capital gains tax accrued)**	(27,387,883)	136,996,959	—	79,059,694
Foreign currency related transactions	(423,605)	(3,289)	—	—
Written options	505,146	—	—	—
Net change in unrealized appreciation or depreciation	(27,306,342)	136,993,670	—	79,059,694
Net realized and unrealized gain	69,922,985	180,306,442	292,251	136,597,610
Increase in net assets resulting from operations	$71,003,908	$182,901,009	$377,093	$138,668,060

* Foreign taxes withheld	$213,386	$1,108,699	$—	$—
** Foreign taxes accrued on Indian investments	$—	$529,286	$—	$—
(1) Dividends from affiliates	$—	$—	$—	$57,892

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2010

	ING Marsico International Opportunities Portfolio	ING MFS Total Return Portfolio	ING MFS Utilities Portfolio	ING Morgan Stanley Global Franchise Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*(1)	$6,916,549	$14,156,368	$19,852,029	$10,310,879
Interest	155	17,464,367	289,175	97
Securities lending income, net	255,778	52,942	—	195,376
Total investment income	7,172,482	31,673,677	20,141,204	10,506,352

EXPENSES:
Investment management fees	2,119,675	—	2,943,777	—
Unified fees	—	7,129,554	—	3,382,194
Distribution and service fees:
Class ADV	35,100	21,369	18,114	3,389
Class S	497,830	2,170,737	1,208,408	718,143
Class S2	566	172,466	86	301,552
Transfer agent fees	764	—	848	—
Administrative service fees	392,529	—	490,624	—
Shareholder reporting expense	79,335	—	63,372	—
Registration fees	—	—	53	—
Professional fees	47,402	—	42,162	—
Custody and accounting expense	291,262	—	199,120	—
Trustee fees and expenses	8,271	48,683	12,231	16,249
Miscellaneous expense	21,833	—	18,643	—
Interest expense	—	364	4,055	—
Total expenses	3,494,567	9,543,173	5,001,493	4,421,527
Net waived and reimbursed fees	(88,485)	(38,767)	(3,639)	(60,987)
Brokerage commission recapture	—	(47,892)	(47,950)	—
Net expenses	3,406,082	9,456,514	4,949,904	4,360,540
Net investment income	3,766,400	22,217,163	15,191,300	6,145,812

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	65,811,186	13,464,736	(968,228)	8,948,138
Foreign currency related transactions	(752,610)	6,351	1,036,537	4,387,933
Net realized gain	65,058,576	13,471,087	68,309	13,336,071
Net change in unrealized appreciation or depreciation on:
Investments	(11,594,562)	59,617,295	48,710,020	26,563,672
Foreign currency related transactions	(102,896)	10,796	(291,766)	(1,112,544)
Net change in unrealized appreciation or depreciation	(11,697,458)	59,628,091	48,418,254	25,451,128
Net realized and unrealized gain	53,361,118	73,099,178	48,486,563	38,787,199
Increase in net assets resulting from operations	$57,127,518	$95,316,341	$63,677,863	$44,933,011

* Foreign taxes withheld	$814,179	$153,616	$1,213,157	$486,290
(1) Dividends from affiliates	$22,573	$—	$—	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2010

	ING Morgan Stanley Global Tactical Asset Allocation Portfolio	ING PIMCO Total Return Bond Portfolio	ING Pioneer Mid Cap Value Portfolio	ING T. Rowe Price Capital Appreciation Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*(1)	$1,113,375	$3,706,775	$14,617,980	$54,099,026
Interest	169,150	115,653,695	—	39,524,621
Securities lending income, net	—	83,570	23,074	69,667
Total investment income	1,282,525	119,444,040	14,641,054	93,693,314

EXPENSES:
Investment management fees	547,435	—	—	—
Unified fees	—	20,445,345	5,303,157	23,876,533
Distribution and service fees:
Class ADV	406	158,376	10,807	421,346
Class S	182,343	8,187,559	1,430,767	7,996,400
Class S2	—	381,896	6	419,582
Transfer agent fees	187	—	—	—
Administrative service fees	72,991	—	—	—
Shareholder reporting expense	14,401	—	—	—
Professional fees	29,989	—	—	—
Custody and accounting expense	138,047	—	—	—
Trustee fees and expenses	2,156	171,339	38,813	172,105
Miscellaneous expense	5,044	—	—	—
Interest expense	—	1,052	—	188
Total expenses	992,999	29,345,567	6,783,550	32,886,154
Net waived and reimbursed fees	(130,668)	(473,952)	(14,601)	(168,186)
Brokerage commission recapture	—	—	(112,429)	(55,389)
Net expenses	862,331	28,871,615	6,656,520	32,662,579
Net investment income	420,194	90,572,425	7,984,534	61,030,735

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	1,668,145	66,500,371	79,529,450	290,981,907
Foreign currency related transactions	270,884	5,019,818	8	(22,195)
Futures	1,773,207	62,646,397	—	—
Swaps	—	24,769,654	—	—
Written options	—	18,516,193	—	10,293,514
Net realized gain	3,712,236	177,452,433	79,529,458	301,253,226
Net change in unrealized appreciation or depreciation on:
Investments	1,688,313	27,056,904	51,068,153	133,111,566
Foreign currency related transactions	106,137	5,214,720	—	—
Futures	(499,129)	(13,899,237)	—	—
Swaps	—	(2,022,523)	—	—
Written options	—	(11,899,458)	—	(3,184,684)
Sales commitments	—	(44,530)	—	—
Unfunded loan commitments	—	—	—	435,690
Net change in unrealized appreciation or depreciation	1,295,321	4,405,876	51,068,153	130,362,572
Net realized and unrealized gain	5,007,557	181,858,309	130,597,611	431,615,798
Increase in net assets resulting from operations	$5,427,751	$272,430,734	$138,582,145	$492,646,533

* Foreign taxes withheld	$45,410	$14,365	$—	$102,738
(1) Dividends from affiliates	$—	$—	$27,918	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2010

	ING T. Rowe Price Equity Income Portfolio	ING Van Kampen Growth and Income Portfolio	ING Wells Fargo Health Care Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*(1)	$35,863,297	$12,570,889	$3,138,014
Interest	41,208	1,415	—
Securities lending income, net	136,608	66,414	—
Total investment income	36,041,113	12,638,718	3,138,014

EXPENSES:
Unified fees	8,712,791	3,976,323	1,508,420
Distribution and service fees:
Class ADV	157,080	34,479	8
Class S	2,237,088	1,362,314	488,506
Class S2	308,132	250,890	8
Trustee fees and expenses	63,239	29,259	9,691
Interest expense	—	149	1,010
Total expenses	11,478,330	5,653,414	2,007,643
Net waived and reimbursed fees	(93,042)	(64,632)	(4,288)
Brokerage commission recapture	(6,117)	(42,275)	(29,985)
Net expenses	11,379,171	5,546,507	1,973,370
Net investment income	24,661,942	7,092,211	1,164,644

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(8,923,114)	31,708,199	11,969,185
Foreign currency related transactions	8,540	—	(18,201)
Net realized gain (loss)	(8,914,574)	31,708,199	11,950,984
Net change in unrealized appreciation or depreciation on:
Investments	182,439,549	33,807,238	(1,181,334)
Foreign currency related transactions	1,153	—	(10,554)
Net change in unrealized appreciation or depreciation	182,440,702	33,807,238	(1,191,888)
Net realized and unrealized gain	173,526,128	65,515,437	10,759,096
Increase in net assets resulting from operations	$198,188,070	$72,607,648	$11,923,740

* Foreign taxes withheld	$275,903	$229,218	$57,817
(1) Dividends from affiliates	$—	$18,426	$9,296

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Artio Foreign Portfolio		ING Clarion Global Real Estate Portfolio
	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2010	Year Ended December 31, 2009
FROM OPERATIONS:
Net investment income	$10,335,247	$28,305,478	$6,835,787	$11,704,872
Net realized gain (loss)	29,748,424	(115,386,740)	16,328,501	(149,792,477)
Net change in unrealized appreciation or depreciation	20,678,368	390,945,623	35,625,281	255,132,607
Increase in net assets resulting from operations	60,762,039	303,864,361	58,789,569	117,045,002

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	—	(29,459)	(127,771)	(12)
Class I	—	(39,344,498)	(18,347,163)	(6,266,937)
Class S	—	(21,498,700)	(15,744,535)	(3,949,862)
Class S2	—	(1,301,536)	(188,882)	(42,926)
Total distributions	—	(62,174,193)	(34,408,351)	(10,259,737)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	98,980,381	301,051,126	43,305,655	101,101,716
Proceeds from shares issued in merger (Note 14)	—	78,581,343	—	—
Reinvestment of distributions	—	62,174,193	34,408,351	10,259,725
	98,980,381	441,806,662	77,714,006	111,361,441
Cost of shares redeemed	(203,809,525)	(1,097,628,887)	(62,397,111)	(258,120,125)
Net increase (decrease) in net assets resulting from capital share transactions	(104,829,144)	(655,822,225)	15,316,895	(146,758,684)
Net increase (decrease) in net assets	(44,067,105)	(414,132,057)	39,698,113	(39,973,419)

NET ASSETS:
Beginning of year	1,066,696,511	1,480,828,568	378,031,628	418,005,047
End of year	$1,022,629,406	$1,066,696,511	$417,729,741	$378,031,628
Undistributed net investment income at end of year	$11,002,438	$46,282	$14,319,853	$34,408,403

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING FMRSM Diversified Mid Cap Portfolio		ING Global Resources Portfolio
	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2010	Year Ended December 31, 2009
FROM OPERATIONS:
Net investment income	$2,751,079	$4,257,255	$5,843,990	$8,482,296
Net realized gain (loss)	94,458,345	(71,970,642)	50,468,869	(146,481,892)
Net change in unrealized appreciation or depreciation	205,554,622	397,842,382	119,166,192	415,286,368
Increase in net assets resulting from operations	302,764,046	330,128,995	175,479,051	277,286,772

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(10,206)	(19,288)	(96,283)	(1,149)
Class I	(315,799)	(540,731)	(391,456)	(148,080)
Class S	(1,541,654)	(3,977,792)	(7,775,152)	(2,569,702)
Class S2	(24,088)	(145,353)	(227,870)	(10,643)
Total distributions	(1,891,747)	(4,683,164)	(8,490,761)	(2,729,574)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	156,498,079	132,255,795	61,346,947	105,623,966
Reinvestment of distributions	1,891,747	4,683,164	8,490,761	2,729,574
	158,389,826	136,938,959	69,837,708	108,353,540
Cost of shares redeemed	(178,734,623)	(229,483,732)	(195,615,847)	(158,387,653)
Net decrease in net assets resulting from capital share transactions	(20,344,797)	(92,544,773)	(125,778,139)	(50,034,113)
Net increase in net assets	280,527,502	232,901,058	41,210,151	224,523,085

NET ASSETS:
Beginning of year	1,119,934,196	887,033,138	964,550,080	740,026,995
End of year	$1,400,461,698	$1,119,934,196	$1,005,760,231	$964,550,080
Undistributed net investment income at end of year	$2,453,169	$463,054	$5,882,597	$8,487,257

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Janus Contrarian Portfolio		ING JPMorgan Emerging Markets Equity Portfolio
	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2010	Year Ended December 31, 2009
FROM OPERATIONS:
Net investment income	$1,080,923	$1,915,756	$2,594,567	$5,490,747
Net realized gain (loss)	97,229,327	(275,132,163)	43,312,772	117,573,159
Net change in unrealized appreciation or depreciation	(27,306,342)	457,009,168	136,993,670	372,089,216
Increase in net assets resulting from operations	71,003,908	183,792,761	182,901,009	495,153,122

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	—	(3,920)	(58,960)	(26,418)
Class I	—	(1,252,469)	(1,704,790)	(4,636,194)
Class S	—	(2,830,768)	(3,785,438)	(9,131,144)
Class S2	—	(62,166)	(140,178)	(309,405)
Net realized gains:
Class ADV	—	—	(585,045)	—
Class I	—	—	(12,929,047)	—
Class S	—	—	(40,780,399)	—
Class S2	—	—	(1,878,544)	—
Total distributions	—	(4,149,323)	(61,862,401)	(14,103,161)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	16,740,248	60,505,996	99,931,990	210,885,294
Reinvestment of distributions	—	4,149,323	61,862,401	14,103,161
	16,740,248	64,655,319	161,794,391	224,988,455
Cost of shares redeemed	(94,558,431)	(303,521,715)	(221,794,336)	(370,984,188)
Net decrease in net assets resulting from capital share transactions	(77,818,183)	(238,866,396)	(59,999,945)	(145,995,733)
Net increase (decrease) in net assets	(6,814,275)	(59,222,958)	61,038,663	335,054,228

NET ASSETS:
Beginning of year	564,222,542	623,445,500	1,026,459,548	691,405,320
End of year	$557,408,267	$564,222,542	$1,087,498,211	$1,026,459,548
Undistributed (distributions in excess of) net investment income at end of year	$2,823,571	$(677,419)	$9,841,567	$5,687,070

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Liquid Assets Portfolio		ING Marsico Growth Portfolio
	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2010	Year Ended December 31, 2009
FROM OPERATIONS:
Net investment income	$84,842	$2,851,331	$2,070,450	$4,423,965
Net realized gain (loss)	292,251	1,946,597	57,537,916	(16,525,857)
Net change in unrealized appreciation or depreciation	—	—	79,059,694	193,708,102
Increase in net assets resulting from operations	377,093	4,797,928	138,668,060	181,606,210

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	—	—	(15,467)	(338)
Class I	(85,550)	(593,492)	(1,381,948)	(2,709,502)
Class S	—	(2,258,532)	(2,997,442)	(4,239,273)
Class S2	—	(80,687)	(73,088)	(109,645)
Net realized gains:
Class I	(5,014)	(416,571)	—	—
Class S	(49,655)	(4,358,164)	—	—
Class S2	(5,349)	(320,466)	—	—
Total distributions	(145,568)	(8,027,912)	(4,467,945)	(7,058,758)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	628,460,866	649,924,501	90,049,516	88,619,159
Reinvestment of distributions	145,568	8,027,912	4,467,945	7,058,758
	628,606,434	657,952,413	94,517,461	95,677,917
Cost of shares redeemed	(1,054,396,885)	(1,593,926,118)	(154,187,540)	(242,128,705)
Net decrease in net assets resulting from capital share transactions	(425,790,451)	(935,973,705)	(59,670,079)	(146,450,788)
Net increase (decrease) in net assets	(425,558,926)	(939,203,689)	74,530,036	28,096,664

NET ASSETS:
Beginning of year	1,898,366,631	2,837,570,320	750,439,738	722,343,074
End of year	$1,472,807,705	$1,898,366,631	$824,969,774	$750,439,738
Undistributed net investment income at end of year	$—	$—	$2,075,693	$4,465,123

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Marsico International Opportunities Portfolio		ING MFS Total Return Portfolio
	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2010	Year Ended December 31, 2009
FROM OPERATIONS:
Net investment income	$3,766,400	$4,843,485	$22,217,163	$27,495,089
Net realized gain (loss)	65,058,576	(48,451,184)	13,471,087	(72,748,850)
Net change in unrealized appreciation or depreciation	(11,697,458)	189,946,132	59,628,091	210,169,348
Increase in net assets resulting from operations	57,127,518	146,338,433	95,316,341	164,915,587

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(43,156)	(26,436)	(13,111)	(45,051)
Class I	(3,023,830)	(3,790,387)	(551,595)	(3,291,532)
Class S	(2,938,875)	(2,534,412)	(3,933,509)	(21,266,755)
Class S2	(12)	(2)	(156,131)	(786,743)
Total distributions	(6,005,873)	(6,351,237)	(4,654,346)	(25,390,081)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	103,363,341	55,615,773	37,873,984	61,821,883
Reinvestment of distributions	6,005,873	6,351,235	4,654,346	25,390,081
	109,369,214	61,967,008	42,528,330	87,211,964
Cost of shares redeemed	(146,774,549)	(222,951,184)	(193,497,351)	(150,738,563)
Net decrease in net assets resulting from capital share transactions	(37,405,335)	(160,984,176)	(150,969,021)	(63,526,599)
Net increase (decrease) in net assets	13,716,310	(20,996,980)	(60,307,026)	75,998,907

NET ASSETS:
Beginning of year	388,039,768	409,036,748	1,069,362,860	993,363,953
End of year	$401,756,078	$388,039,768	$1,009,055,834	$1,069,362,860
Undistributed net investment income at end of year	$7,094,111	$5,943,438	$22,882,856	$4,652,322

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING MFS Utilities Portfolio		ING Morgan Stanley Global Franchise Portfolio
	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2010	Year Ended December 31, 2009
FROM OPERATIONS:
Net investment income	$15,191,300	$20,441,782	$6,145,812	$4,434,840
Net realized gain (loss)	68,309	(86,333,592)	13,336,071	(20,796,790)
Net change in unrealized appreciation or depreciation on	48,418,254	190,456,602	25,451,128	91,160,526
Increase in net assets resulting from operations	63,677,863	124,564,792	44,933,011	74,798,576

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(149,035)	(29,699)	(762)	(50)
Class I	(131,351)	(258,769)	(6)	(60)
Class S	(12,932,316)	(23,268,684)	(1,246,933)	(16,533,341)
Class S2	(2,200)	(42)	(186,281)	(3,805,165)
Net realized gains:
Class ADV	—	—	—	(23)
Class I	—	—	—	(25)
Class S	—	—	—	(7,154,892)
Class S2	—	—	—	(1,694,957)
Return of capital:
Class ADV	—	(855)	—	—
Class I	—	(6,398)	—	—
Class S	—	(613,261)	—	—
Class S2	—	(1)	—	—
Total distributions	(13,214,902)	(24,177,709)	(1,433,982)	(29,188,513)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	38,127,136	33,503,162	62,662,067	34,027,488
Reinvestment of distributions	13,214,902	24,177,666	1,433,982	29,188,357
	51,342,038	57,680,828	64,096,049	63,215,845
Cost of shares redeemed	(74,207,500)	(69,462,115)	(49,237,189)	(42,623,149)
Net increase (decrease) in net assets resulting from capital share transactions	(22,865,462)	(11,781,287)	14,858,860	20,592,696
Net increase in net assets	27,597,499	88,605,796	58,357,889	66,202,759

NET ASSETS:
Beginning of year	498,967,112	410,361,316	338,715,641	272,512,882
End of year	$526,564,611	$498,967,112	$397,073,530	$338,715,641
Undistributed (distributions in excess of) net investment income at end of year	$2,730,637	$(282,298)	$9,409,118	$309,355

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Morgan Stanley Global Tactical Asset Allocation Portfolio		ING PIMCO Total Return Bond Portfolio
	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2010	Year Ended December 31, 2009
FROM OPERATIONS:
Net investment income	$420,194	$241,001	$90,572,425	$142,445,228
Net realized gain	3,712,236	3,708,595	177,452,433	161,778,595
Net change in unrealized appreciation or depreciation	1,295,321	4,700,170	4,405,876	201,360,291
Increase in net assets resulting from operations	5,427,751	8,649,766	272,430,734	505,584,114

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(1,112)	—	(773,973)	(40)
Class I	—	—	(16,321,396)	(42,033,776)
Class S	(745,100)	(1,027,574)	(158,143,812)	(106,049,253)
Class S2	—	—	(3,498,739)	(2,475,980)
Net realized gains:
Class ADV	(4,428)	—	(407,030)	(37)
Class I	—	—	(8,583,456)	(32,756,473)
Class S	(3,264,520)	(1,071,063)	(86,663,534)	(86,086,513)
Class S2	—	—	(1,982,769)	(2,109,392)
Total distributions	(4,015,160)	(2,098,637)	(276,374,709)	(271,511,464)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	30,043,358	40,087,976	924,159,542	1,115,482,816
Reinvestment of distributions	3,246,921	1,437,491	276,374,709	271,511,388
	33,290,279	41,525,467	1,200,534,251	1,386,994,204
Cost of shares redeemed	(13,502,159)	(10,398,727)	(1,052,627,500)	(1,226,719,962)
Net increase in net assets resulting from capital share transactions	19,788,120	31,126,740	147,906,751	160,274,242
Net increase in net assets	21,200,711	37,677,869	143,962,776	394,346,892

NET ASSETS:
Beginning of year	61,912,192	24,234,323	3,385,354,607	2,991,007,715
End of year	$83,112,903	$61,912,192	$3,529,317,383	$3,385,354,607
Undistributed (distributions in excess of) net investment income at end of year	$(46,943)	$(13,103)	$127,788,488	$160,363,523

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Pioneer Mid Cap Value Portfolio		ING T. Rowe Price Capital Appreciation Portfolio
	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2010	Year Ended December 31, 2009
FROM OPERATIONS:
Net investment income	$7,984,534	$11,225,206	$61,030,735	$73,080,157
Net realized gain (loss)	79,529,458	(96,730,240)	301,253,226	(207,023,797)
Net change in unrealized appreciation or depreciation	51,068,153	286,314,951	130,362,572	1,000,832,362
Increase in net assets resulting from operations	138,582,145	200,809,917	492,646,533	866,888,722

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(20,956)	(5,285)	(1,120,961)	(540,701)
Class I	(3,006,025)	(3,362,117)	(7,767,901)	(5,674,503)
Class S	(4,891,933)	(6,485,491)	(52,294,597)	(52,594,413)
Class S2	(4)	(8)	(1,209,755)	(1,311,433)
Total distributions	(7,918,918)	(9,852,901)	(62,393,214)	(60,121,050)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	71,187,437	123,698,321	426,990,306	337,850,104
Reinvestment of distributions	7,918,918	9,852,893	62,393,214	60,121,050
	79,106,355	133,551,214	489,383,520	397,971,154
Cost of shares redeemed	(145,827,416)	(322,432,866)	(485,188,533)	(284,167,233)
Net increase (decrease) in net assets resulting from capital share transactions	(66,721,061)	(188,881,652)	4,194,987	113,803,921
Net increase in net assets	63,942,166	2,075,364	434,448,306	920,571,593

NET ASSETS:
Beginning of year	820,286,741	818,211,377	3,570,248,098	2,649,676,505
End of year	$884,228,907	$820,286,741	$4,004,696,404	$3,570,248,098
Undistributed net investment income at end of year	$1,510,751	$1,988,220	$17,286,155	$18,386,359

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING T. Rowe Price Equity Income Portfolio		ING Van Kampen Growth and Income Portfolio
	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2010	Year Ended December 31, 2009
FROM OPERATIONS:
Net investment income	$24,661,942	$22,233,878	$7,092,211	$7,967,190
Net realized gain (loss)	(8,914,574)	(72,974,874)	31,708,199	(54,799,127)
Net change in unrealized appreciation or depreciation	182,440,702	321,359,690	33,807,238	171,291,761
Increase in net assets resulting from operations	198,188,070	270,618,694	72,607,648	124,459,824

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(359,907)	(231,679)	(12,166)	(24,538)
Class I	(7,869,777)	(5,852,076)	(42,757)	(228,312)
Class S	(14,666,809)	(13,678,234)	(1,351,434)	(6,619,227)
Class S2	(1,040,339)	(782,644)	(125,744)	(532,094)
Total distributions	(23,936,832)	(20,544,633)	(1,532,101)	(7,404,171)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	228,375,675	225,539,978	37,042,713	37,476,309
Proceeds from shares issued in merger (Note 14)	—	13,545,424	—	—
Reinvestment of distributions	23,936,832	20,544,633	1,532,101	7,404,171
	252,312,507	259,630,035	38,574,814	44,880,480
Cost of shares redeemed	(216,059,622)	(143,149,450)	(111,495,870)	(79,435,949)
Net increase (decrease) in net assets resulting from capital share transactions	36,252,885	116,480,585	(72,921,056)	(34,555,469)
Net increase (decrease) in net assets	210,504,123	366,554,646	(1,845,509)	82,500,184

NET ASSETS:
Beginning of year	1,301,260,630	934,705,984	641,365,177	558,864,993
End of year	$1,511,764,753	$1,301,260,630	$639,519,668	$641,365,177
Undistributed net investment income at end of year	$4,546,108	$3,812,458	$7,094,993	$1,532,079

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Wells Fargo Health Care Portfolio
	Year Ended December 31, 2010	Year Ended December 31, 2009
FROM OPERATIONS:
Net investment income (loss)	$1,164,644	$(116,564)
Net realized gain (loss)	11,950,984	(16,982,368)
Net change in unrealized appreciation or depreciation	(1,191,888)	51,805,432
Increase in net assets resulting from operations	11,923,740	34,706,500

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	23,025,957	35,241,844
Cost of shares redeemed	(49,428,775)	(46,754,190)
Net decrease in net assets resulting from capital share transactions	(26,402,818)	(11,512,346)
Net increase (decrease) in net assets	(14,479,078)	23,194,154

NET ASSETS:
Beginning of year	210,056,038	186,861,884
End of year	$195,576,960	$210,056,038
Undistributed net investment income at end of year	$1,147,470	$—

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions								Ratios to average net assets							Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains		From return of capital	Total distributions		Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)	Expenses net of fee waivers and/or recoupments, if any(2)(3)		Expenses net of all reductions/ additions(2)(3)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)		($)	($)		($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
ING Artio Foreign Portfolio
Class ADV
12-31-10	10.81	0.04		0.66	0.70	—	—		—	—		11.51	6.48	1.65	1.50	†	1.49	†	0.45	†	3,730	135
12-31-09	9.18	0.12	•	1.69	1.81	0.18	—		—	0.18		10.81	20.12	1.64	1.48	†	1.48	†	1.28	†	1,707	179
12-31-08	18.22	0.21	•	(7.71)	(7.50)	—	1.54		—	1.54		9.18	(43.95)	1.62	1.47	†	1.47	†	1.45	†	1,372	138
12-31-07	16.81	0.01		2.66	2.67	0.05	1.21		—	1.26		18.22	16.04	1.62	1.47		1.47		0.08		6,491	77
04-28-06(4)–12-31-06	15.39	(0.04	)•	1.46	1.42	—	0.00	*	—	0.00	*	16.81	9.24	1.64	1.49		1.49		(0.52)		460	62
Class I
12-31-10	10.90	0.13		0.65	0.78	—	—		—	—		11.68	7.16	0.90	0.90	†	0.89	†	1.23	†	319,125	135
12-31-09	9.40	0.21	•	1.67	1.88	0.38	—		—	0.38		10.90	20.77	0.89	0.88	†	0.88	†	2.25	†	275,235	179
12-31-08	18.48	0.28	•	(7.82)	(7.54)	—	1.54		—	1.54		9.40	(43.53)	0.87	0.87	†	0.87	†	2.03	†	821,760	138
12-31-07	16.94	0.21		2.59	2.80	0.05	1.21		—	1.26		18.48	16.74	0.87	0.87		0.87		1.30		1,259,238	77
12-31-06	13.07	0.18	•	3.69	3.87	—	0.00	*	—	0.00	*	16.94	29.63	0.89	0.89		0.88		1.20		864,923	62
Class S
12-31-10	10.81	0.11		0.63	0.74	—	—		—	—		11.55	6.85	1.15	1.15	†	1.14	†	1.00	†	651,993	135
12-31-09	9.32	0.16		1.67	1.83	0.34	—		—	0.34		10.81	20.37	1.14	1.13	†	1.13	†	1.62	†	740,140	179
12-31-08	18.39	0.26		(7.79)	(7.53)	—	1.54		—	1.54		9.32	(43.69)	1.12	1.12	†	1.12	†	1.87	†	616,030	138
12-31-07	16.87	0.19	•	2.56	2.75	0.02	1.21		—	1.23		18.39	16.47	1.12	1.12		1.12		1.05		1,083,647	77
12-31-06	13.06	0.13		3.68	3.81	—	0.00	*	—	0.00	*	16.87	29.19	1.14	1.14		1.13		0.89		727,745	62
Class S2
12-31-10	10.76	0.09		0.64	0.73	—	—		—	—		11.49	6.78	1.40	1.30	†	1.29	†	0.84	†	47,781	135
12-31-09	9.27	0.14	•	1.66	1.80	0.31	—		—	0.31		10.76	20.14	1.39	1.28	†	1.28	†	1.47	†	49,614	179
12-31-08	18.32	0.24		(7.75)	(7.51)	—	1.54		—	1.54		9.27	(43.76)	1.37	1.27	†	1.27	†	1.69	†	41,667	138
12-31-07	16.83	0.17		2.53	2.70	—	1.21		—	1.21		18.32	16.23	1.37	1.27		1.27		0.96		83,194	77
12-31-06	13.04	0.13	•	3.66	3.79	—	0.00	*	—	0.00	*	16.83	29.08	1.39	1.29		1.28		0.90		73,497	62

ING Clarion Global Real Estate Portfolio
Class ADV
12-31-10	9.22	0.13	•	1.15	1.28	0.86	—		—	0.86		9.64	15.61	1.73	1.49	†	1.49	†	1.39	†	5,304	56
12-31-09	7.07	0.18		2.10	2.28	0.13	—		—	0.13		9.22	32.88	1.76	1.49	†	1.49	†	2.36	†	1	76
12-31-08	12.08	0.19		(5.20)	(5.01)	—	—		—	—		7.07	(41.47)	1.72	1.50	†	1.50	†	1.79	†	1	53
12-31-07	13.34	0.07	•	(1.08)	(1.01)	0.20	0.01		0.04	0.25		12.08	(7.63)	1.72	1.50		1.50		0.50		1	58
04-28-06(4)–12-31-06	11.05	0.09	•	2.54	2.63	0.24	0.10		—	0.34		13.34	23.82	1.83	1.52		1.52		1.08		1	37
Class I
12-31-10	9.26	0.17	•	1.18	1.35	0.86	—		—	0.86		9.75	16.33	0.98	0.89	†	0.89	†	1.92	†	222,983	56
12-31-09	7.12	0.23	•	2.11	2.34	0.20	—		—	0.20		9.26	33.75	1.01	0.89	†	0.89	†	3.20	†	190,880	76
12-31-08	12.08	0.26	•	(5.22)	(4.96)	—	—		—	—		7.12	(41.06)	0.97	0.90	†	0.90	†	2.73	†	272,111	53
12-31-07	13.42	0.22	•	(1.16)	(0.94)	0.35	0.01		0.04	0.40		12.08	(7.03)	0.97	0.90		0.90		1.65		141,367	58
01-03-06(4)–12-31-06	10.00	0.15		3.62	3.77	0.25	0.10		—	0.35		13.42	37.77	1.08	0.92		0.92		1.54		44,706	37
Class S
12-31-10	9.22	0.15	•	1.17	1.32	0.84	—		—	0.84		9.70	16.00	1.23	1.14	†	1.14	†	1.66	†	187,177	56
12-31-09	7.09	0.21		2.10	2.31	0.18	—		—	0.18		9.22	33.42	1.26	1.14	†	1.14	†	2.79	†	184,853	76
12-31-08	12.07	0.23	•	(5.21)	(4.98)	—	—		—	—		7.09	(41.26)	1.22	1.15	†	1.15	†	2.33	†	144,199	53
12-31-07	13.41	0.17	•	(1.14)	(0.97)	0.32	0.01		0.04	0.37		12.07	(7.29)	1.22	1.15		1.15		1.26		151,893	58
01-03-06(4)–12-31-06	10.00	0.16	•	3.59	3.75	0.24	0.10		—	0.34		13.41	37.54	1.33	1.17		1.17		1.37		80,218	37
Class S2
12-31-10	9.26	0.14	•	1.17	1.31	0.83	—		—	0.83		9.74	15.77	1.48	1.29	†	1.29	†	1.51	†	2,265	56
12-31-09	7.11	0.18		2.14	2.32	0.17	—		—	0.17		9.26	33.26	1.51	1.29	†	1.29	†	2.62	†	2,298	76
12-31-08	12.12	0.21	•	(5.22)	(5.01)	—	—		—	—		7.11	(41.34)	1.47	1.30	†	1.30	†	2.02	†	1,695	53
12-31-07	13.45	0.14	•	(1.13)	(0.99)	0.29	0.01		0.04	0.34		12.12	(7.39)	1.47	1.30		1.30		1.04		2,736	58
05-03-06(4)–12-31-06	11.05	0.08	•	2.60	2.68	0.18	0.10		—	0.28		13.45	24.25	1.58	1.32		1.32		1.02		1,807	37

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions							Ratios to average net assets							Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income		From net realized gains	From return of capital	Total distributions	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)	Expenses net of fee waivers and/or recoupments, if any(2)(3)		Expenses net of all reductions/ additions(2)(3)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)		($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
ING FMRSM Diversified Mid Cap Portfolio
Class ADV
12-31-10	11.75	(0.01)		3.29	3.28	0.01		—	—	0.01	15.02	27.89	1.39	1.24	†	1.24	†	(0.11	)†	38,961	34
12-31-09	8.49	0.00	*	3.28	3.28	0.02		—	—	0.02	11.75	38.65	1.40	1.24		1.24		0.05		11,364	59
12-31-08	15.09	0.01		(5.64)	(5.63)	0.02		0.95	—	0.97	8.49	(39.35)	1.39	1.24	†	1.24	†	0.11	†	6,321	146
12-31-07	13.28	(0.04)		1.92	1.88	0.01		0.06	—	0.07	15.09	14.16	1.38	1.23		1.23		(0.22)		9,615	147
01-17-06(4)–12-31-06	13.92	(0.02)		0.75	0.73	—		1.37	—	1.37	13.28	5.62	1.40	1.25		1.25		(0.17)		3,276	160
Class I
12-31-10	11.89	0.06		3.34	3.40	0.05		—	—	0.05	15.24	28.62	0.64	0.64	†	0.64	†	0.48	†	93,325	34
12-31-09	8.57	0.07	•	3.32	3.39	0.07		—	—	0.07	11.89	39.61	0.65	0.64		0.64		0.68		74,080	59
12-31-08	15.33	0.11		(5.77)	(5.66)	0.15		0.95	—	1.10	8.57	(39.02)	0.64	0.64	†	0.64	†	0.70	†	158,268	146
12-31-07	13.44	0.05	•	1.94	1.99	0.04		0.06	—	0.10	15.33	14.81	0.63	0.63		0.63		0.36		345,200	147
12-31-06	13.25	0.07	•	1.49	1.56	—		1.37	—	1.37	13.44	12.21	0.65	0.65		0.65		0.50		84,973	160
Class S
12-31-10	11.85	0.03		3.33	3.36	0.02		—	—	0.02	15.19	28.36	0.89	0.89	†	0.89	†	0.23	†	1,196,633	34
12-31-09	8.55	0.04		3.31	3.35	0.05		—	—	0.05	11.85	39.18	0.90	0.89		0.89		0.40		984,825	59
12-31-08	15.24	0.06		(5.71)	(5.65)	0.09		0.95	—	1.04	8.55	(39.14)	0.89	0.89	†	0.89	†	0.46	†	688,119	146
12-31-07	13.38	0.01		1.93	1.94	0.02		0.06	—	0.08	15.24	14.49	0.88	0.88		0.88		0.14		1,140,647	147
12-31-06	13.23	0.02		1.50	1.52	—		1.37	—	1.37	13.38	11.91	0.90	0.90		0.90		0.16		665,138	160
Class S2
12-31-10	11.81	0.01		3.32	3.33	0.01		—	—	0.01	15.13	28.17	1.14	1.04	†	1.04	†	0.08	†	71,542	34
12-31-09	8.52	0.02		3.31	3.33	0.04		—	—	0.04	11.81	39.05	1.15	1.04		1.04		0.25		49,665	59
12-31-08	15.16	0.04		(5.68)	(5.64)	0.05		0.95	—	1.00	8.52	(39.26)	1.14	1.04	†	1.04	†	0.30	†	34,326	146
12-31-07	13.32	(0.01)		1.91	1.90	0.00	*	0.06	—	0.06	15.16	14.28	1.13	1.03		1.03		(0.02)		59,534	147
12-31-06	13.19	0.00	*	1.50	1.50	—		1.37	—	1.37	13.32	11.79	1.15	1.05		1.05		0.02		42,398	160

ING Global Resources Portfolio
Class ADV
12-31-10	17.55	0.06	•	3.61	3.67	0.18		—	—	0.18	21.04	21.26	1.40	1.25	†	1.25	†	0.33	†	20,655	45
12-31-09	12.82	0.09	•	4.65	4.74	0.01		—	—	0.01	17.55	36.96	1.41	1.26	†	1.26	†	0.64	†	4,007	77
12-31-08	25.93	0.09	•	(8.99)	(8.90)	0.38		3.83	—	4.21	12.82	(41.22)	1.39	1.24	†	1.24	†	0.46	†	1,983	85
12-31-07	21.64	0.30	•	6.51	6.81	0.03		2.49	—	2.52	25.93	32.81	1.39	1.24	†	1.24	†	1.26	†	1,880	166
12-18-06(4)–12-31-06	21.75	(0.00	)*	(0.11)	(0.11)	—		—	—	—	21.64	(0.51)	1.40	1.25		1.25		(0.79)		181	159
Class I
12-31-10	18.00	0.16	•	3.73	3.89	0.22		—	—	0.22	21.67	21.96	0.65	0.65	†	0.65	†	0.90	†	46,813	45
12-31-09	13.14	0.19	•	4.76	4.95	0.09		—	—	0.09	18.00	37.87	0.66	0.66	†	0.66	†	1.25	†	29,788	77
12-31-08	26.36	0.21	•	(9.18)	(8.97)	0.42		3.83	—	4.25	13.14	(40.86)	0.64	0.64	†	0.64	†	0.97	†	23,664	85
12-31-07	21.84	0.32	•	6.72	7.04	0.03		2.49	—	2.52	26.36	33.60	0.64	0.64	†	0.64	†	1.32	†	35,734	166
12-31-06	20.41	0.10	•	4.21	4.31	0.07		2.81	—	2.88	21.84	21.72	0.65	0.65		0.65		0.48		19,960	159
Class S
12-31-10	17.86	0.12	•	3.69	3.81	0.17		—	—	0.17	21.50	21.64	0.90	0.90	†	0.90	†	0.65	†	907,755	45
12-31-09	13.03	0.15		4.73	4.88	0.05		—	—	0.05	17.86	37.51	0.91	0.91	†	0.91	†	1.00	†	902,260	77
12-31-08	26.19	0.16	•	(9.11)	(8.95)	0.38		3.83	—	4.21	13.03	(41.00)	0.89	0.89	†	0.89	†	0.74	†	691,845	85
12-31-07	21.74	0.25	•	6.69	6.94	0.00	*	2.49	—	2.49	26.19	33.27	0.89	0.89	†	0.89	†	1.07	†	1,039,716	166
12-31-06	20.35	0.05	•	4.19	4.24	0.04		2.81	—	2.85	21.74	21.41	0.90	0.90		0.90		0.23		540,037	159
Class S2
12-31-10	17.74	0.09	•	3.67	3.76	0.15		—	—	0.15	21.35	21.46	1.15	1.05	†	1.05	†	0.51	†	30,537	45
12-31-09	12.93	0.12	•	4.70	4.82	0.01		—	—	0.01	17.74	37.26	1.16	1.06	†	1.06	†	0.85	†	28,494	77
12-31-08	26.01	0.12		(9.04)	(8.92)	0.33		3.83	—	4.16	12.93	(41.09)	1.14	1.04	†	1.04	†	0.58	†	22,534	85
12-31-07	21.63	0.20		6.67	6.87	—		2.49	—	2.49	26.01	33.09	1.14	1.04	†	1.04	†	0.85	†	41,174	166
12-31-06	20.28	0.02	•	4.16	4.18	0.02		2.81	—	2.83	21.63	21.19	1.15	1.05		1.05		0.08		31,793	159

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions						Ratios to average net assets				Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)	Expenses net of fee waivers and/or recoupments, if any(2)(3)	Expenses net of all reductions/ additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
ING Janus Contrarian Portfolio
Class ADV
12-31-10	10.40	(0.02)		1.43	1.41	—	—	—	—	11.81	13.56	1.54	1.39	1.38	(0.18)	779	111
12-31-09	7.70	(0.00	)*	2.76	2.76	0.06	—	—	0.06	10.40	36.05	1.54	1.38	1.36	(0.12)	805	99
12-31-08	17.58	(0.05	)•	(7.86)	(7.91)	0.11	1.86	—	1.97	7.70	(49.18)	1.50	1.34	1.33	(0.46)	501	48
12-31-07	14.81	0.00	•,*	3.07	3.07	—	0.30	—	0.30	17.58	20.80	1.49	1.34	1.32	0.01	2	112
12-29-06(4)–12-31-06	14.81	(0.00	)*	—	(0.00)*	—	—	—	—	14.81	—	1.53	1.38	1.38	(1.38)	1	34
Class I
12-31-10	10.60	0.05		1.47	1.52	—	—	—	—	12.12	14.34	0.79	0.79	0.78	0.44	18,196	111
12-31-09	7.84	(0.06)		2.91	2.85	0.09	—	—	0.09	10.60	36.55	0.79	0.78	0.76	0.82	15,845	99
12-31-08	17.75	0.11	•	(8.05)	(7.94)	0.11	1.86	—	1.97	7.84	(48.85)	0.75	0.74	0.73	0.92	156,515	48
12-31-07	14.89	0.09		3.07	3.16	—	0.30	—	0.30	17.75	21.30	0.74	0.74	0.72	0.67	2	112
04-28-06(4)–12-31-06	13.88	0.09	•	1.58	1.67	0.08	0.58	—	0.66	14.89	12.85	0.78	0.78	0.78	0.72	1	34
Class S
12-31-10	10.59	0.02		1.46	1.48	—	—	—	—	12.07	13.98	1.04	1.04	1.03	0.20	515,937	111
12-31-09	7.81	0.02		2.81	2.83	0.05	—	—	0.05	10.59	36.44	1.04	1.03	1.01	0.24	525,708	99
12-31-08	17.70	0.08		(8.03)	(7.95)	0.08	1.86	—	1.94	7.81	(48.98)	1.00	0.99	0.98	0.66	447,678	48
12-31-07	14.90	0.06	•	3.04	3.10	—	0.30	—	0.30	17.70	20.88	0.99	0.99	0.97	0.34	810,064	112
12-31-06	12.72	0.07	•	2.75	2.82	0.06	0.58	—	0.64	14.90	23.04	1.03	1.03	1.03	0.51	150,930	34
Class S2
12-31-10	10.52	0.00	*	1.45	1.45	—	—	—	—	11.97	13.78	1.29	1.19	1.18	0.04	22,497	111
12-31-09	7.75	0.01		2.79	2.80	0.03	—	—	0.03	10.52	36.20	1.29	1.18	1.16	0.08	21,864	99
12-31-08	17.58	0.07		(7.99)	(7.92)	0.05	1.86	—	1.91	7.75	(49.07)	1.25	1.14	1.13	0.53	18,751	48
12-31-07	14.81	0.02		3.05	3.07	—	0.30	—	0.30	17.58	20.81	1.24	1.14	1.12	0.19	39,409	112
12-31-06	12.66	0.05		2.73	2.78	0.05	0.58	—	0.63	14.81	22.81	1.28	1.18	1.18	0.37	7,238	34

ING JPMorgan Emerging Markets Equity Portfolio
Class ADV
12-31-10	20.00	(0.05)		3.75	3.70	0.12	1.22	—	1.34	22.36	19.87	2.01	1.86	1.86	(0.29)	26,579	13
12-31-09	11.80	0.01		8.32	8.33	0.13	—	—	0.13	20.00	70.91	2.01	1.86	1.86	0.15	4,140	34
12-31-08	26.43	0.25	•	(13.17)	(12.92)	0.48	1.23	—	1.71	11.80	(51.46)	2.00	1.85	1.85	1.27	2,318	14
12-31-07	19.42	(0.00	)•,*	7.33	7.33	0.27	0.05	—	0.32	26.43	38.02	2.00	1.85	1.85	(0.00)*	5,040	15
03-23-06(4)–12-31-06	15.99	(0.02)		3.75	3.73	0.11	0.19	—	0.30	19.42	23.74	2.01	1.86	1.86	(0.36)	431	5
Class I
12-31-10	20.38	0.09		3.83	3.92	0.16	1.22	—	1.38	22.92	20.63	1.26	1.26	1.26	0.46	261,290	13
12-31-09	12.03	0.13	•	8.48	8.61	0.26	—	—	0.26	20.38	72.16	1.26	1.26	1.26	0.86	202,720	34
12-31-08	26.85	0.36	•	(13.40)	(13.04)	0.55	1.23	—	1.78	12.03	(51.21)	1.25	1.25	1.25	1.86	203,797	14
12-31-07	19.61	0.16	•	7.40	7.56	0.27	0.05	—	0.32	26.85	38.86	1.25	1.25	1.25	0.72	333,429	15
12-31-06	14.67	0.12	•	5.12	5.24	0.11	0.19	—	0.30	19.61	36.18	1.26	1.26	1.26	0.72	193,413	5
Class S
12-31-10	20.33	0.06		3.79	3.85	0.11	1.22	—	1.33	22.85	20.29	1.51	1.51	1.51	0.22	764,106	13
12-31-09	12.00	0.08	•	8.46	8.54	0.21	—	—	0.21	20.33	71.70	1.51	1.51	1.51	0.52	786,256	34
12-31-08	26.79	0.32	•	(13.38)	(13.06)	0.50	1.23	—	1.73	12.00	(51.32)	1.50	1.50	1.50	1.61	464,609	14
12-31-07	19.58	0.10	•	7.39	7.49	0.23	0.05	—	0.28	26.79	38.53	1.50	1.50	1.50	0.45	974,312	15
12-31-06	14.67	0.10		5.09	5.19	0.09	0.19	—	0.28	19.58	35.79	1.51	1.51	1.51	0.69	556,576	5
Class S2
12-31-10	20.19	0.02		3.78	3.80	0.09	1.22	—	1.31	22.68	20.15	1.76	1.66	1.66	0.06	35,523	13
12-31-09	11.92	0.06		8.39	8.45	0.18	—	—	0.18	20.19	71.27	1.76	1.66	1.66	0.37	33,343	34
12-31-08	26.59	0.30	•	(13.29)	(12.99)	0.45	1.23	—	1.68	11.92	(51.37)	1.75	1.65	1.65	1.48	20,682	14
12-31-07	19.45	0.08		7.32	7.40	0.21	0.05	—	0.26	26.59	38.29	1.75	1.65	1.65	0.34	47,835	15
12-31-06	14.58	0.08	•	5.06	5.14	0.08	0.19	—	0.27	19.45	35.68	1.76	1.66	1.66	0.50	35,282	5

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations						Less distributions									Ratios to average net assets							Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)		Total from investment operations		From net investment income		From net realized gains		From return of capital	Total distributions		Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)	Expenses net of fee waivers and/or recoupments, if any(2)(3)		Expenses net of all reductions/ additions(2)(3)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)		($)		($)		($)		($)	($)		($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
ING Liquid Assets Portfolio
Class I
12-31-10	1.00	0.00	*	0.00	*	0.00	*	0.00	*	0.00	*	—	0.00	*	1.00	0.06	0.27	0.27		0.27		0.06		129,360	—
12-31-09	1.00	0.00	*	0.00	*	0.00	*	0.00	*	0.00	*	—	0.00	*	1.00	0.52	0.29	0.29		0.29		0.31		153,190	—
12-31-08	1.00	0.03		0.00	*	0.03		0.03		—		—	0.03		1.00	2.70	0.28	0.28		0.28		2.64		204,155	—
12-31-07	1.00	0.05		(0.00	)*	0.05		0.05		—		—	0.05		1.00	5.22	0.28	0.28		0.28		5.10		184,187	—
12-31-06	1.00	0.05		—		0.05		0.05		—		—	0.05		1.00	4.93	0.29	0.29		0.29		4.89		204,662	—
Class S
12-31-10	1.00	(0.00	)*	0.00	*	0.00	*	—		0.00	*	—	0.00	*	1.00	0.00	0.52	0.33		0.33		0.00	*	1,157,898	—
12-31-09	1.00	0.00	*	0.00	*	0.00	*	0.00	*	0.00	*	—	0.00	*	1.00	0.31	0.54	0.51		0.51		0.10		1,610,786	—
12-31-08	1.00	0.02		0.00	*	0.02		0.02		—			0.02		1.00	2.44	0.53	0.53		0.53		2.28		2,461,486	—
12-31-07	1.00	0.05		0.00	*	0.05		0.05		—		—	0.05		1.00	4.96	0.53	0.53		0.53		4.85		1,136,300	—
12-31-06	1.00	0.05		—		0.05		0.05		—		—	0.05		1.00	4.67	0.54	0.54		0.54		4.60		767,059	—
Class S2
12-31-10	1.00	(0.00	)*	0.00	*	0.00	*	—		0.00	*	—	0.00	*	1.00	0.00	0.77	0.34		0.34		0.00	*	185,550	—
12-31-09	1.00	0.00	*	0.00	*	0.00	*	0.00	*	0.00	*	—	0.00	*	1.00	0.27	0.79	0.55		0.55		0.05		134,392	—
12-31-08	1.00	0.02		0.00	*	0.02		0.02		—		—	0.02		1.00	2.29	0.78	0.68		0.68		2.06		171,930	—
12-31-07	1.00	0.05		—		0.05		0.05		—		—	0.05		1.00	4.80	0.78	0.68		0.68		4.70		55,304	—
12-31-06	1.00	0.05		—		0.05		0.05		—		—	0.05		1.00	4.51	0.79	0.69		0.69		4.48		20,509	—

ING Marsico Growth Portfolio
Class ADV
12-31-10	14.29	(0.01	)•	2.77		2.76		0.05		—		—	0.05		17.00	19.35	1.56	1.41	†	1.41	†	(0.10	)†	8,140	79
12-31-09	11.11	0.02	•	3.16		3.18		0.00	*	—		—	0.00	*	14.29	28.63	1.56	1.41	†	1.41	†	0.19	†	4,313	74
12-31-08	18.68	0.04	•	(7.61)		(7.57)		—		—		—	—		11.11	(40.52)	1.53	1.38	†	1.38	†	0.24	†	3,818	76
12-31-07	16.42	0.06		2.20		2.26		—		—		—	—		18.68	13.76	1.52	1.37		1.37		0.34		14,649	51
12-31-06	15.70	(0.04)		0.76		0.72		—		—		—	—		16.42	4.59	1.52	1.37		1.36		(0.34)		11,394	64
Class I
12-31-10	14.51	0.08		2.82		2.90		0.12		—		—	0.12		17.29	20.13	0.81	0.81	†	0.81	†	0.47	†	188,224	79
12-31-09	11.36	0.10	•	3.20		3.30		0.15		—		—	0.15		14.51	29.30	0.81	0.81	†	0.81	†	0.80	†	182,448	74
12-31-08	19.14	0.15	•	(7.80)		(7.65)		0.13		—		—	0.13		11.36	(40.16)	0.78	0.78	†	0.78	†	0.95	†	249,020	76
12-31-07	16.73	0.17	•	2.24		2.41		0.00	*	—		—	0.00	*	19.14	14.43	0.77	0.77		0.77		0.96		145,442	51
12-31-06	15.90	0.05	•	0.78		0.83		—		—		—	—		16.73	5.22	0.77	0.77		0.76		0.30		75,920	64
Class S
12-31-10	14.37	0.04		2.79		2.83		0.08		—		—	0.08		17.12	19.83	1.06	1.06	†	1.06	†	0.22	†	609,780	79
12-31-09	11.24	0.07		3.17		3.24		0.11		—		—	0.11		14.37	29.00	1.06	1.06	†	1.06	†	0.54	†	546,201	74
12-31-08	18.93	0.11		(7.72)		(7.61)		0.08		—		—	0.08		11.24	(40.31)	1.03	1.03	†	1.03	†	0.65	†	455,225	76
12-31-07	16.58	0.12		2.23		2.35		—		—		—	—		18.93	14.17	1.02	1.02		1.02		0.64		833,885	51
12-31-06	15.80	(0.00	)*	0.78		0.78		—		—		—	—		16.58	4.94	1.02	1.02		1.01		(0.00	)*	801,219	64
Class S2
12-31-10	14.28	0.02		2.76		2.78		0.06		—		—	0.06		17.00	19.58	1.31	1.21	†	1.21	†	0.07	†	18,825	79
12-31-09	11.16	0.05		3.16		3.21		0.09		—		—	0.09		14.28	28.88	1.31	1.21	†	1.21	†	0.39	†	17,478	74
12-31-08	18.79	0.08	•	(7.66)		(7.58)		0.05		—		—	0.05		11.16	(40.42)	1.28	1.18	†	1.18	†	0.49	†	14,280	76
12-31-07	16.48	0.09		2.22		2.31		—		—		—	—		18.79	14.02	1.27	1.17		1.17		0.49		26,473	51
12-31-06	15.73	(0.02)		0.77		0.75		—		—		—	—		16.48	4.77	1.27	1.17		1.16		(0.15)		24,805	64

ING Marsico International Opportunities Portfolio
Class ADV
12-31-10	10.48	0.07		1.31		1.38		0.11		—		—	0.11		11.75	13.37	1.50	1.33	†	1.33	†	0.60	†	5,475	132
12-31-09	7.69	0.05	•	2.79		2.84		0.05		—		—	0.05		10.48	37.02	1.50	1.29	†	1.29	†	0.58	†	4,737	110
12-31-08	16.99	0.11	•	(8.01)		(7.90)		—		1.40		—	1.40		7.69	(49.65)	1.49	1.28	†	1.28	†	0.85	†	4,326	122
12-31-07	15.22	0.14	•	2.81		2.95		0.11		1.07		—	1.18		16.99	20.19	1.47	1.28		1.28		0.88		15,698	111
01-20-06(4)–12-31-06	12.77	0.04		2.46		2.50		0.01		0.04		—	0.05		15.22	19.63	1.48	1.28		1.28		0.34		17,507	103

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions						Ratios to average net assets							Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)	Expenses net of fee waivers and/or recoupments, if any(2)(3)		Expenses net of all reductions/ additions(2)(3)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
ING Marsico International Opportunities Portfolio (continued)
Class I
12-31-10	10.46	0.11		1.31	1.42	0.18	—	—	0.18	11.70	13.92	0.75	0.73	†	0.73	†	1.03	†	191,825	132
12-31-09	7.70	0.11	•	2.79	2.90	0.14	—	—	0.14	10.46	38.03	0.75	0.69	†	0.69	†	1.31	†	162,601	110
12-31-08	17.11	0.20	•	(8.05)	(7.85)	0.16	1.40	—	1.56	7.70	(49.34)	0.74	0.68	†	0.68	†	1.62	†	210,871	122
12-31-07	15.32	0.23	•	2.84	3.07	0.21	1.07	—	1.28	17.11	20.88	0.72	0.68		0.68		1.42		204,729	111
12-31-06	12.38	0.12	•	2.87	2.99	0.01	0.04	—	0.05	15.32	24.21	0.73	0.68		0.68		0.90		137,712	103
Class S
12-31-10	10.41	0.09	•	1.31	1.40	0.15	—	—	0.15	11.66	13.78	1.00	0.98	†	0.98	†	0.90	†	203,858	132
12-31-09	7.66	0.08	•	2.78	2.86	0.11	—	—	0.11	10.41	37.60	1.00	0.94	†	0.94	†	0.94	†	220,701	110
12-31-08	17.05	0.16	•	(8.02)	(7.86)	0.13	1.40	—	1.53	7.66	(49.51)	0.99	0.93	†	0.93	†	1.25	†	193,839	122
12-31-07	15.28	0.18	•	2.84	3.02	0.18	1.07	—	1.25	17.05	20.58	0.97	0.93		0.93		1.10		362,903	111
12-31-06	12.36	0.08		2.88	2.96	0.00 *	0.04	—	0.04	15.28	24.02	0.98	0.93		0.93		0.64		222,639	103
Class S2
12-31-10	10.50	(0.05	)•	1.47	1.42	0.18	—	—	0.18	11.74	13.87	1.25	1.13	†	1.13	†	(0.44	)†	598	132
12-31-09	7.64	0.07		2.82	2.89	0.03	—	—	0.03	10.50	37.84	1.25	1.09	†	1.09	†	0.79	†	1	110
12-31-08	16.95	0.13		(8.00)	(7.87)	0.04	1.40	—	1.44	7.64	(49.66)	1.24	1.08	†	1.08	†	1.01	†	1	122
12-31-07	15.28	0.15		2.80	2.95	0.21	1.07	—	1.28	16.95	20.13	1.22	1.08		1.08		0.97		1	111
12-29-06(4)–12-31-06	15.28	(0.00	)*	—	(0.00)*	—	—	—	—	15.28	—	1.23	1.08		1.08		(1.08)		1	103

ING MFS Total Return Portfolio
Class ADV
12-31-10	13.69	0.25	•	1.04	1.29	0.06	—	—	0.06	14.92	9.49	1.45	1.30		1.29		1.78		4,361	30
12-31-09	11.90	0.29		1.79	2.08	0.29	—	—	0.29	13.69	17.48	1.45	1.30		1.29		2.39		2,184	44
12-31-08	17.99	0.37	•	(4.17)	(3.80)	0.68	1.61	—	2.29	11.90	(22.63)	1.41	1.26		1.25		2.40		1,960	59
12-31-07	18.78	0.40		0.31	0.71	0.48	1.02	—	1.50	17.99	3.61	1.39	1.24		1.23		2.12		6,428	60
12-31-06	18.05	0.40	•	1.57	1.97	0.40	0.84	—	1.24	18.78	11.55	1.39	1.24		1.23		2.28		6,428	44
Class I
12-31-10	13.66	0.34	•	1.04	1.38	0.06	—	—	0.06	14.98	10.17	0.70	0.70		0.69		2.39		122,406	30
12-31-09	11.87	0.37	•	1.78	2.15	0.36	—	—	0.36	13.66	18.14	0.70	0.70		0.69		3.00		127,025	44
12-31-08	18.26	0.48	•	(4.23)	(3.75)	1.03	1.61	—	2.64	11.87	(22.17)	0.66	0.66		0.65		3.06		121,270	59
12-31-07	19.03	0.51		0.34	0.85	0.60	1.02	—	1.62	18.26	4.27	0.64	0.64		0.63		2.75		200,345	60
12-31-06	18.26	0.53	•	1.57	2.10	0.49	0.84	—	1.33	19.03	12.22	0.64	0.64		0.63		2.86		151,940	44
Class S
12-31-10	13.70	0.30	•	1.04	1.34	0.06	—	—	0.06	14.98	9.85	0.95	0.95		0.94		2.14		847,131	30
12-31-09	11.90	0.34	•	1.79	2.13	0.33	—	—	0.33	13.70	17.91	0.95	0.95		0.94		2.74		904,853	44
12-31-08	18.23	0.44	•	(4.22)	(3.78)	0.94	1.61	—	2.55	11.90	(22.35)	0.91	0.91		0.90		2.82		836,604	59
12-31-07	19.00	0.47	•	0.33	0.80	0.55	1.02	—	1.57	18.23	4.01	0.89	0.89		0.88		2.47		1,265,296	60
12-31-06	18.23	0.48	•	1.57	2.05	0.44	0.84	—	1.28	19.00	11.93	0.89	0.89		0.88		2.62		1,400,960	44
Class S2
12-31-10	13.60	0.28	•	1.03	1.31	0.06	—	—	0.06	14.85	9.70	1.20	1.10		1.09		1.99		35,158	30
12-31-09	11.82	0.32	•	1.77	2.09	0.31	—	—	0.31	13.60	17.69	1.20	1.10		1.09		2.60		35,301	44
12-31-08	18.08	0.41	•	(4.18)	(3.77)	0.88	1.61	—	2.49	11.82	(22.44)	1.16	1.06		1.05		2.67		33,529	59
12-31-07	18.87	0.45		0.31	0.76	0.53	1.02	—	1.55	18.08	3.82	1.14	1.04		1.03		2.32		51,016	60
12-31-06	18.12	0.45		1.56	2.01	0.42	0.84	—	1.26	18.87	11.79	1.14	1.04		1.03		2.48		54,492	44

ING MFS Utilities Portfolio
Class ADV
12-31-10	11.97	0.35	•	1.24	1.59	0.34	—	—	0.34	13.22	13.29	1.52	1.37		1.36		2.79		5,970	56
12-31-09	9.49	0.48	•	2.57	3.05	0.55	—	0.02	0.57	11.97	32.35	1.55	1.40		1.38		4.61		658	71
12-31-08	17.74	0.30		(6.42)	(6.12)	0.38	1.75	—	2.13	9.49	(37.91)	1.53	1.38		1.36		2.13		618	67
12-31-07	14.54	0.29	•	3.59	3.88	0.14	0.54	—	0.68	17.74	26.97	1.52	1.37		1.34		1.73		987	81
07-18-06(4)–12-31-06	11.95	0.05		2.54	2.59	—	—	—	—	14.54	21.67	1.54	1.39		1.37		1.23		86	93

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions						Ratios to average net assets							Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)	Expenses net of fee waivers and/or recoupments, if any(2)(3)		Expenses net of all reductions/ additions(2)(3)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
ING MFS Utilities Portfolio (continued)
Class I
12-31-10	12.03	0.41	•	1.28	1.69	0.37	—	—	0.37	13.35	14.08	0.77	0.77		0.76		3.35		4,844	56
12-31-09	9.53	0.53	•	2.60	3.13	0.61	—	0.02	0.63	12.03	33.11	0.80	0.80		0.78		5.11		5,180	71
12-31-08	17.92	0.40	•	(6.52)	(6.12)	0.52	1.75	—	2.27	9.53	(37.56)	0.78	0.78		0.76		2.73		4,858	67
12-31-07	14.60	0.37		3.63	4.00	0.14	0.54	—	0.68	17.92	27.72	0.77	0.77		0.74		2.24		9,192	81
12-31-06	11.22	0.28		3.18	3.46	0.02	0.06	—	0.08	14.60	31.04	0.79	0.79		0.77		2.34		7,489	93
Class S
12-31-10	12.00	0.38	•	1.26	1.64	0.34	—	—	0.34	13.30	13.68	1.02	1.02		1.01		3.10		515,667	56
12-31-09	9.51	0.50	•	2.59	3.09	0.58	—	0.02	0.60	12.00	32.80	1.05	1.05		1.03		4.75		493,128	71
12-31-08	17.84	0.36	•	(6.48)	(6.12)	0.46	1.75	—	2.21	9.51	(37.70)	1.03	1.03		1.01		2.55		404,884	67
12-31-07	14.56	0.33	•	3.61	3.94	0.12	0.54	—	0.66	17.84	27.38	1.02	1.02		0.99		1.99		587,399	81
12-31-06	11.20	0.26	•	3.17	3.43	0.01	0.06	—	0.07	14.56	30.81	1.04	1.04		1.02		2.07		306,300	93
Class S2
12-31-10	12.15	0.41	•	1.17	1.58	0.36	—	—	0.36	13.37	13.02	1.27	1.17		1.16		3.08		83	56
12-31-09	9.67	0.51	•	2.60	3.11	0.61	—	0.02	0.63	12.15	32.42	1.30	1.20		1.18		4.83		1	71
12-31-08	17.83	0.35		(6.50)	(6.15)	0.26	1.75	—	2.01	9.67	(37.71)	1.28	1.18		1.16		2.42		1	67
12-31-07	14.54	0.30		3.67	3.97	0.14	0.54	—	0.68	17.83	27.61	1.27	1.17		1.14		1.88		1	81
12-29-06(4)–12-31-06	14.54	(0.00	)*	—	(0.00)*	—	—	—	—	14.54	—	1.29	1.19		1.17		(1.17)		1	93

ING Morgan Stanley Global Franchise Portfolio
Class ADV
12-31-10	12.42	0.03	•	1.63	1.66	0.09	—	—	0.09	13.99	13.40	1.73	1.58		1.58		0.22		2,567	47
12-31-09	10.78	0.15		2.65	2.80	0.79	0.37	—	1.16	12.42	28.15	1.74	1.59		1.59		1.29		1	21
12-31-08	16.80	0.30		(4.98)	(4.68)	0.22	1.12	—	1.34	10.78	(28.87)	1.72	1.57		1.57		2.13		1	28
12-31-07	15.85	0.23		1.21	1.44	—	0.49	—	0.49	16.80	9.11	1.71	1.56		1.56		1.44		1	26
12-29-06(4)–12-31-06	15.85	(0.00	)*	—	(0.00)*	—	—	—	—	15.85	—	1.73	1.58		1.58		(1.58)		1	16
Class I
12-31-10	12.54	0.26		1.53	1.79	0.09	—	—	0.09	14.24	14.32	0.98	0.98		0.98		2.02		1	47
12-31-09	10.89	0.21		2.70	2.91	0.89	0.37	—	1.26	12.54	29.14	0.99	0.99		0.99		1.83		1	21
12-31-08	16.98	0.37		(5.01)	(4.64)	0.33	1.12	—	1.45	10.89	(28.38)	0.97	0.97		0.97		2.60		1	28
12-31-07	15.90	0.35		1.22	1.57	—	0.49	—	0.49	16.98	9.91	0.96	0.96		0.96		2.12		1	26
04-28-06(4)–12-31-06	15.08	0.11	•	1.56	1.67	0.29	0.56	—	0.85	15.90	11.75	0.98	0.98		0.98		1.08		1	16
Class S
12-31-10	12.56	0.23		1.51	1.74	0.06	—	—	0.06	14.24	13.89	1.23	1.23		1.23		1.79		331,750	47
12-31-09	10.89	0.17	•	2.72	2.89	0.85	0.37	—	1.22	12.56	28.90	1.24	1.24		1.24		1.57		277,784	21
12-31-08	16.97	0.35		(5.03)	(4.68)	0.28	1.12	—	1.40	10.89	(28.57)	1.22	1.22		1.22		2.43		219,215	28
12-31-07	15.92	0.31		1.23	1.54	—	0.49	—	0.49	16.97	9.71	1.21	1.21		1.21		1.86		345,262	26
12-31-06	13.88	0.19		2.67	2.86	0.26	0.56	—	0.82	15.92	21.33	1.23	1.23		1.23		1.41		310,365	16
Class S2
12-31-10	12.48	0.22	•	1.50	1.72	0.04	—	—	0.04	14.16	13.82	1.48	1.38		1.38		1.67		62,756	47
12-31-09	10.83	0.16	•	2.69	2.85	0.83	0.37	—	1.20	12.48	28.58	1.49	1.39		1.39		1.46		60,930	21
12-31-08	16.87	0.34		(5.01)	(4.67)	0.25	1.12	—	1.37	10.83	(28.66)	1.47	1.37		1.37		2.28		53,297	28
12-31-07	15.85	0.29	•	1.22	1.51	—	0.49	—	0.49	16.87	9.56	1.46	1.36		1.36		1.73		86,796	26
12-31-06	13.83	0.18		2.65	2.83	0.25	0.56	—	0.81	15.85	21.13	1.48	1.38		1.38		1.30		84,086	16

ING Morgan Stanley Global Tactical Asset Allocation Portfolio
Class ADV
04-30-10(4)-12-31-10	9.83	0.01	•	0.50	0.51	0.09	0.41	—	0.50	9.84	5.25	1.86	1.53		1.53		0.14		94	118
Class S
12-31-10	9.64	0.05		0.68	0.73	0.09	0.41	—	0.50	9.87	7.67	1.36	1.18		1.18		0.58		83,019	118
12-31-09	8.60	0.06		1.32	1.38	0.17	0.17	—	0.34	9.64	16.00	1.38	1.18	†	1.18	†	0.56	†	61,912	62
09-17-08(4)–12-31-08	10.00	0.02		(1.42)	(1.40)	—	—	—	—	8.60	(14.00)	1.39	1.18	†	1.18	†	1.00	†	24,234	4

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions						Ratios to average net assets							Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)	Expenses net of fee waivers and/or recoupments, if any(2)(3)		Expenses net of all reductions/ additions(2)(3)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
ING PIMCO Total Return Bond Portfolio
Class ADV
12-31-10	12.01	0.27	•	0.58	0.85	0.63	0.33	—	0.96	11.90	7.28	1.31	1.11		1.11		2.27		68,384	553
12-31-09	11.30	0.42	•	1.09	1.51	0.42	0.38	—	0.80	12.01	13.84	1.31	1.16		1.16		3.63		1	585
12-31-08	11.29	0.52	•	(0.11)	0.41	0.30	0.10	—	0.40	11.30	3.70	1.31	1.16		1.16		4.63		1	537
12-31-07	10.82	0.44		0.43	0.87	0.40	—	—	0.40	11.29	8.32	1.32	1.17		1.17		4.08		1	803
04-28-06(4)–12-31-06	10.63	0.28	•	0.22	0.50	0.31	—	—	0.31	10.82	4.84	1.33	1.18		1.18		3.53		1	750
Class I
12-31-10	12.21	0.34	•	0.62	0.96	0.63	0.33	—	0.96	12.21	8.09	0.56	0.55		0.55		2.72		323,398	553
12-31-09	11.47	0.52	•	1.09	1.61	0.49	0.38	—	0.87	12.21	14.63	0.56	0.56		0.56		4.41		266,881	585
12-31-08	11.45	0.59	•	(0.09)	0.50	0.38	0.10	—	0.48	11.47	4.42	0.56	0.56		0.56		5.13		778,611	537
12-31-07	10.88	0.49		0.48	0.97	0.40	—	—	0.40	11.45	9.22	0.57	0.57		0.57		4.63		932,677	803
04-28-06(4)–12-31-06	10.67	0.30	•	0.22	0.52	0.31	—	—	0.31	10.88	5.01	0.58	0.58		0.58		4.17		795,704	750
Class S
12-31-10	12.22	0.31	•	0.61	0.92	0.61	0.33	—	0.94	12.20	7.69	0.81	0.80		0.80		2.46		3,064,266	553
12-31-09	11.48	0.47	•	1.12	1.59	0.47	0.38	—	0.85	12.22	14.44	0.81	0.81		0.81		3.96		3,044,602	585
12-31-08	11.47	0.57	•	(0.09)	0.48	0.37	0.10	—	0.47	11.48	4.21	0.81	0.81		0.81		5.00		2,150,994	537
12-31-07	10.89	0.48	•	0.47	0.95	0.37	—	—	0.37	11.47	8.99	0.82	0.82		0.82		4.39		979,690	803
12-31-06	10.71	0.41	•	0.04	0.45	0.27	—	—	0.27	10.89	4.32	0.85	0.85		0.85		3.84		643,131	750
Class S2
12-31-10	12.16	0.29	•	0.61	0.90	0.59	0.33	—	0.92	12.14	7.56	1.06	0.95		0.95		2.31		73,270	553
12-31-09	11.42	0.45	•	1.12	1.57	0.45	0.38	—	0.83	12.16	14.30	1.06	0.96		0.96		3.82		73,871	585
12-31-08	11.41	0.55	•	(0.10)	0.45	0.34	0.10	—	0.44	11.42	4.02	1.06	0.96		0.96		4.80		61,402	537
12-31-07	10.85	0.46	•	0.46	0.92	0.36	—	—	0.36	11.41	8.77	1.07	0.97		0.97		4.23		47,666	803
12-31-06	10.68	0.40	•	0.04	0.44	0.27	—	—	0.27	10.85	4.26	1.10	1.00		1.00		3.72		41,980	750

ING Pioneer Mid Cap Value Portfolio
Class ADV
12-31-10	9.26	0.07	•	1.54	1.61	0.08	—	—	0.08	10.79	17.44	1.39	1.24	†	1.23	†	0.68	†	3,275	93
12-31-09	7.51	0.08	•	1.78	1.86	0.11	—	—	0.11	9.26	24.78	1.40	1.25	†	1.23	†	1.00	†	462	95
12-31-08	12.22	0.15	•	(4.09)	(3.94)	0.11	0.66	—	0.77	7.51	(33.48)	1.39	1.24	†	1.22	†	1.88	†	44	91
12-31-07	12.30	0.03	•	0.64	0.67	0.10	0.65	—	0.75	12.22	4.91	1.39	1.24		1.24		0.26		1	65
12-29-06(4)–12-31-06	12.30	(0.00	)*	—	(0.00)*	—	—	—	—	12.30	—	1.39	1.24		1.24		(1.24)		1	109
Class I
12-31-10	9.39	0.11		1.60	1.71	0.12	—	—	0.12	10.98	18.20	0.64	0.64	†	0.63	†	1.15	†	285,618	93
12-31-09	7.59	0.12	•	1.81	1.93	0.13	—	—	0.13	9.39	25.39	0.65	0.65	†	0.63	†	1.51	†	237,581	95
12-31-08	12.37	0.15	•	(4.05)	(3.90)	0.22	0.66	—	0.88	7.59	(32.90)	0.64	0.64	†	0.62	†	1.47	†	311,831	91
12-31-07	12.35	0.14	•	0.63	0.77	0.10	0.65	—	0.75	12.37	5.72	0.64	0.64		0.64		1.08		356,457	65
12-31-06	11.02	0.12		1.27	1.39	0.03	0.03	—	0.06	12.35	12.70	0.64	0.64		0.64		1.02		135,708	109
Class S
12-31-10	9.38	0.09		1.59	1.68	0.09	—	—	0.09	10.97	17.94	0.89	0.89	†	0.88	†	0.88	†	595,335	93
12-31-09	7.58	0.10		1.81	1.91	0.11	—	—	0.11	9.38	25.15	0.90	0.90	†	0.88	†	1.23	†	582,243	95
12-31-08	12.32	0.12	•	(4.04)	(3.92)	0.16	0.66	—	0.82	7.58	(33.12)	0.89	0.89	†	0.87	†	1.22	†	506,336	91
12-31-07	12.30	0.09		0.65	0.74	0.07	0.65	—	0.72	12.32	5.52	0.89	0.89		0.89		0.70		656,802	65
12-31-06	11.00	0.08		1.27	1.35	0.02	0.03	—	0.05	12.30	12.35	0.89	0.89		0.89		0.69		632,504	109
Class S2
12-31-10	9.48	0.08		1.57	1.65	0.05	—	—	0.05	11.08	17.42	1.14	1.04	†	1.03	†	0.77	†	1	93
12-31-09	7.65	0.10		1.83	1.93	0.10	—	—	0.10	9.48	25.24	1.15	1.05	†	1.03	†	1.17	†	1	95
12-31-08	12.26	0.11	•	(4.05)	(3.94)	0.01	0.66	—	0.67	7.65	(33.38)	1.14	1.04	†	1.02	†	1.03	†	1	91
12-31-07	12.30	0.08		0.63	0.71	0.10	0.65	—	0.75	12.26	5.25	1.14	1.04		1.04		0.64		1	65
12-29-06(4)–12-31-06	12.30	(0.00	)*	—	(0.00)*	—	—	—	—	12.30	—	1.14	1.04		1.04		(1.04)		1	109

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions						Ratios to average net assets				Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)	Expenses net of fee waivers and/or recoupments, if any(2)(3)	Expenses net of all reductions/ additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
ING T. Rowe Price Capital Appreciation Portfolio
Class ADV
12-31-10	19.88	0.27	•	2.43	2.70	0.32	—	—	0.32	22.26	13.63	1.40	1.25	1.25	1.33	88,819	71
12-31-09	15.19	0.36	•	4.61	4.97	0.28	—	—	0.28	19.88	32.74	1.41	1.26	1.26	2.08	37,968	96
12-31-08	24.12	0.36	•	(6.54)	(6.18)	0.61	2.14	—	2.75	15.19	(27.77)	1.40	1.25	1.24	1.70	34,503	98
12-31-07	26.11	0.50		0.67	1.17	0.46	2.70	—	3.16	24.12	4.05	1.39	1.24	1.24	1.91	62,600	60
12-31-06	24.86	0.45	•	2.88	3.33	0.40	1.68	—	2.08	26.11	14.25	1.40	1.25	1.24	1.81	70,012	58
Class I
12-31-10	20.18	0.40	•	2.48	2.88	0.41	—	—	0.41	22.65	14.31	0.65	0.65	0.65	1.90	454,380	71
12-31-09	15.40	0.47	•	4.70	5.17	0.39	—	—	0.39	20.18	33.57	0.66	0.66	0.66	2.65	306,468	96
12-31-08	24.74	0.49	•	(6.69)	(6.20)	1.00	2.14	—	3.14	15.40	(27.33)	0.65	0.65	0.64	2.36	167,666	98
12-31-07	26.64	0.66	•	0.70	1.36	0.56	2.70	—	3.26	24.74	4.69	0.64	0.64	0.64	2.52	187,709	60
12-31-06	25.17	0.61	•	2.93	3.54	0.39	1.68	—	2.07	26.64	14.91	0.65	0.65	0.64	2.40	111,625	58
Class S
12-31-10	20.20	0.34	•	2.48	2.82	0.35	—	—	0.35	22.67	14.03	0.90	0.90	0.90	1.63	3,376,297	71
12-31-09	15.42	0.42		4.70	5.12	0.34	—	—	0.34	20.20	33.24	0.91	0.91	0.91	2.43	3,140,972	96
12-31-08	24.69	0.44	•	(6.67)	(6.23)	0.90	2.14	—	3.04	15.42	(27.51)	0.90	0.90	0.89	2.10	2,376,765	98
12-31-07	26.61	0.59	•	0.69	1.28	0.50	2.70	—	3.20	24.69	4.39	0.89	0.89	0.89	2.26	3,159,850	60
12-31-06	25.13	0.55	•	2.92	3.47	0.31	1.68	—	1.99	26.61	14.64	0.90	0.90	0.89	2.15	2,843,235	58
Class S2
12-31-10	20.12	0.31	•	2.47	2.78	0.32	—	—	0.32	22.58	13.86	1.15	1.05	1.05	1.47	85,201	71
12-31-09	15.36	0.40	•	4.67	5.07	0.31	—	—	0.31	20.12	33.05	1.16	1.06	1.06	2.30	84,840	96
12-31-08	24.54	0.41	•	(6.64)	(6.23)	0.81	2.14	—	2.95	15.36	(27.64)	1.15	1.05	1.04	1.93	70,744	98
12-31-07	26.46	0.55	•	0.69	1.24	0.46	2.70	—	3.16	24.54	4.27	1.14	1.04	1.04	2.10	113,774	60
12-31-06	25.03	0.51	•	2.90	3.41	0.30	1.68	—	1.98	26.46	14.45	1.15	1.05	1.04	2.00	115,617	58

ING T. Rowe Price Equity Income Portfolio
Class ADV
12-31-10	10.34	0.15	•	1.35	1.50	0.16	—	—	0.16	11.68	14.51	1.40	1.25	1.25	1.42	28,478	16
12-31-09	8.41	0.14		1.93	2.07	0.14	—	—	0.14	10.34	24.59	1.41	1.26	1.26	1.67	17,601	14
12-31-08	15.00	0.26	•	(5.40)	(5.14)	0.38	1.07	—	1.45	8.41	(35.91)	1.40	1.25	1.24	2.10	12,589	33
12-31-07	15.28	0.21	•	0.24	0.45	0.16	0.57	—	0.73	15.00	2.71	1.39	1.24	1.24	1.35	24,913	27
12-31-06	13.65	0.18	•	2.27	2.45	0.20	0.62	—	0.82	15.28	18.66	1.40	1.24	1.24	1.23	31,856	19
Class I
12-31-10	10.40	0.20		1.38	1.58	0.21	—	—	0.21	11.77	15.23	0.65	0.65	0.65	2.01	452,121	16
12-31-09	8.45	0.20	•	1.93	2.13	0.18	—	—	0.18	10.40	25.28	0.66	0.66	0.66	2.22	337,251	14
12-31-08	15.26	0.33	•	(5.48)	(5.15)	0.59	1.07	—	1.66	8.45	(35.50)	0.65	0.65	0.64	2.80	154,488	33
12-31-07	15.52	0.31	•	0.25	0.56	0.25	0.57	—	0.82	15.26	3.34	0.64	0.64	0.64	2.00	135,616	27
12-31-06	13.80	0.26	•	2.31	2.57	0.23	0.62	—	0.85	15.52	19.42	0.65	0.64	0.64	1.84	31,382	19
Class S
12-31-10	10.41	0.19	•	1.36	1.55	0.18	—	—	0.18	11.78	14.94	0.90	0.90	0.90	1.77	957,065	16
12-31-09	8.46	0.18		1.93	2.11	0.16	—	—	0.16	10.41	24.99	0.91	0.91	0.91	2.07	891,492	14
12-31-08	15.22	0.30	•	(5.48)	(5.18)	0.51	1.07	—	1.58	8.46	(35.69)	0.90	0.90	0.89	2.48	726,076	33
12-31-07	15.49	0.27	•	0.25	0.52	0.22	0.57	—	0.79	15.22	3.06	0.89	0.89	0.89	1.70	1,192,368	27
12-31-06	13.78	0.23		2.30	2.53	0.20	0.62	—	0.82	15.49	19.09	0.90	0.89	0.89	1.58	1,244,743	19
Class S2
12-31-10	10.35	0.16		1.36	1.52	0.17	—	—	0.17	11.70	14.72	1.15	1.05	1.05	1.62	74,101	16
12-31-09	8.42	0.16		1.92	2.08	0.15	—	—	0.15	10.35	24.74	1.16	1.06	1.06	1.91	54,916	14
12-31-08	15.12	0.28		(5.43)	(5.15)	0.48	1.07	—	1.55	8.42	(35.76)	1.15	1.05	1.04	2.33	41,553	33
12-31-07	15.40	0.24	•	0.26	0.50	0.21	0.57	—	0.78	15.12	2.95	1.14	1.04	1.04	1.56	69,427	27
12-31-06	13.72	0.21	•	2.29	2.50	0.20	0.62	—	0.82	15.40	18.93	1.15	1.04	1.04	1.43	61,853	19

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions								Ratios to average net assets							Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains		From return of capital	Total distributions		Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)	Expenses net of fee waivers and/or recoupments, if any(2)(3)		Expenses net of all reductions/ additions(2)(3)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)		($)	($)		($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
ING Van Kampen Growth and Income Portfolio
Class ADV
12-31-10	19.33	0.16	•	2.18	2.34	0.05	—		—	0.05		21.62	12.14	1.40	1.25	†	1.24	†	0.80	†	7,565	27
12-31-09	15.80	0.17	•	3.55	3.72	0.19	—		—	0.19		19.33	23.57	1.41	1.26	†	1.26	†	1.03	†	2,692	52
12-31-08	26.40	0.32	•	(8.51)	(8.19)	0.41	2.00		—	2.41		15.80	(32.49)	1.40	1.25		1.25		1.48		1,886	43
12-31-07	27.87	0.32	•	0.43	0.75	0.35	1.87		—	2.22		26.40	2.20	1.39	1.24		1.24		1.14		5,264	25
12-31-06	26.86	0.33	•	3.53	3.86	0.38	2.47		—	2.85		27.87	15.59	1.40	1.25		1.24		1.22		8,391	30
Class I
12-31-10	19.23	0.28	•	2.17	2.45	0.05	—		—	0.05		21.63	12.78	0.65	0.65	†	0.64	†	1.40	†	20,244	27
12-31-09	15.69	0.27		3.54	3.81	0.27	—		—	0.27		19.23	24.30	0.66	0.66	†	0.66	†	1.67	†	16,614	52
12-31-08	26.82	0.45	•	(8.59)	(8.14)	0.99	2.00		—	2.99		15.69	(32.08)	0.65	0.65		0.65		2.11		12,953	43
12-31-07	28.24	0.49	•	0.46	0.95	0.50	1.87		—	2.37		26.82	2.87	0.64	0.64		0.64		1.72		13,860	25
04-28-06(4)–12-31-06	28.61	0.31	•	2.19	2.50	0.40	2.47		—	2.87		28.24	9.90	0.65	0.65		0.65		1.73		13,217	30
Class S
12-31-10	19.34	0.23	•	2.18	2.41	0.05	—		—	0.05		21.70	12.50	0.90	0.90	†	0.89	†	1.16	†	559,031	27
12-31-09	15.78	0.23	•	3.56	3.79	0.23	—		—	0.23		19.34	24.02	0.91	0.91	†	0.91	†	1.43	†	570,662	52
12-31-08	26.84	0.45		(8.66)	(8.21)	0.85	2.00		—	2.85		15.78	(32.26)	0.90	0.90		0.90		1.86		499,353	43
12-31-07	28.27	0.42	•	0.45	0.87	0.43	1.87		—	2.30		26.84	2.59	0.89	0.88		0.88		1.49		857,470	25
12-31-06	27.07	0.42	•	3.58	4.00	0.33	2.47		—	2.80		28.27	15.99	0.90	0.90		0.89		1.56		976,161	30
Class S2
12-31-10	19.26	0.20	•	2.17	2.37	0.05	—		—	0.05		21.58	12.34	1.15	1.05	†	1.04	†	1.01	†	52,679	27
12-31-09	15.72	0.21	•	3.53	3.74	0.20	—		—	0.20		19.26	23.83	1.16	1.06	†	1.06	†	1.28	†	51,397	52
12-31-08	26.69	0.41		(8.60)	(8.19)	0.78	2.00		—	2.78		15.72	(32.36)	1.15	1.05		1.05		1.71		44,674	43
12-31-07	28.13	0.37	•	0.45	0.82	0.39	1.87		—	2.26		26.69	2.43	1.14	1.04		1.04		1.32		77,135	25
12-31-06	26.96	0.38	•	3.56	3.94	0.30	2.47		—	2.77		28.13	15.81	1.15	1.05		1.04		1.40		80,628	30

ING Wells Fargo Health Care Portfolio
Class ADV
12-31-10	10.13	0.03		0.60	0.63	—	—		—	—		10.76	6.22	1.50	1.35	†	1.34	†	0.32	†	1	60
12-31-09	8.47	(0.03)		1.69	1.66	—	—		—	—		10.13	19.60	1.51	1.35		1.34		(0.38)		1	56
12-31-08	12.64	(0.07)		(3.48)	(3.55)	—	0.62		—	0.62		8.47	(29.14)	1.50	1.35	†	1.34	†	(0.62	)†	1	56
12-31-07	12.17	(0.02)		0.99	0.97	0.04	0.46		—	0.50		12.64	8.13	1.50	1.35		1.33		(0.16)		1	81
12-29-06(4)–12-31-06	12.17	(0.00	)*	—	(0.00)*	—	—		—	—		12.17	—	1.52	1.37		1.35		(1.35)		1	37
Class I
12-31-10	10.34	0.08	•	0.67	0.75	—	—		—	—		11.09	7.25	0.75	0.75	†	0.74	†	0.74	†	4,640	60
12-31-09	8.59	0.01		1.74	1.75	—	—		—	—		10.34	20.37	0.76	0.75		0.74		0.17		7,890	56
12-31-08	12.75	0.01		(3.50)	(3.49)	0.05	0.62		—	0.67		8.59	(28.49)	0.75	0.75	†	0.74	†	0.11	†	5,626	56
12-31-07	12.20	0.04		1.01	1.05	0.04	0.46		—	0.50		12.75	8.78	0.75	0.75		0.73		0.37		4,857	81
04-28-06(4)–12-31-06	11.24	0.02		0.94	0.96	—	0.00	*	—	0.00	*	12.20	8.59	0.77	0.77		0.75		0.29		3,963	37
Class S
12-31-10	10.29	0.06		0.66	0.72	—	—		—	—		11.01	7.00	1.00	1.00	†	0.99	†	0.57	†	190,935	60
12-31-09	8.57	(0.01)		1.73	1.72	—	—		—	—		10.29	20.07	1.01	1.00		0.99		(0.07)		202,164	56
12-31-08	12.72	(0.01)		(3.50)	(3.51)	0.02	0.62		—	0.64		8.57	(28.68)	1.00	1.00	†	0.99	†	(0.08	)†	181,234	56
12-31-07	12.17	0.02		1.01	1.03	0.02	0.46		—	0.48		12.72	8.56	1.00	1.00		0.98		0.14		219,634	81
12-31-06	10.69	0.02		1.46	1.48	—	0.00	*	—	0.00	*	12.17	13.89	1.02	1.02		1.00		0.14		202,218	37
Class S2
12-31-10	10.26	0.05		0.62	0.67	—	—		—	—		10.93	6.53	1.25	1.15	†	1.14	†	0.49	†	1	60
12-31-09	8.54	(0.02)		1.74	1.72	—	—		—	—		10.26	20.14	1.26	1.15		1.14		(0.19)		1	56
12-31-08	12.67	(0.01	)•	(3.49)	(3.50)	0.01	0.62		—	0.63		8.54	(28.71)	1.25	1.15	†	1.14	†	(0.06	)†	1	56
12-31-07	12.17	0.00	•,*	1.00	1.00	0.04	0.46		—	0.50		12.67	8.38	1.25	1.15		1.13		0.01		1	81
12-29-06(4)–12-31-06	12.17	(0.00	)*	—	(0.00)*	—	—		—	—		12.17	—	1.27	1.17		1.15		(1.15)		1	37

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(2)	Annualized for periods less than one year.

(3)	Expense ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed by an Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.

(4)	Commencement of operations.

•	Calculated using average number of shares outstanding throughout the period.

*	Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income or loss ratio (Note 4).

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2010

NOTE 1 — ORGANIZATION

ING Investors Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act” or the “Act”) as an open-end management investment company. The Trust was organized as a Massachusetts business trust on August 3, 1988 with an unlimited number of shares of beneficial interest with a par value of $0.001 each. The Trust consists of fifty-one active separate investment series. There are nineteen portfolios included in this report (each a “Portfolio” and collectively, the “Portfolios”) and they are: ING Artio Foreign Portfolio (“Artio Foreign”), ING Clarion Global Real Estate Portfolio (“Clarion Global Real Estate”), ING FMRSM Diversified Mid Cap Portfolio (“FMRSM Diversified Mid Cap”), ING Global Resources Portfolio (“Global Resources”), ING Janus Contrarian Portfolio (“Janus Contrarian”), ING JPMorgan Emerging Markets Equity Portfolio (“JPMorgan Emerging Markets Equity”), ING Liquid Assets Portfolio (“Liquid Assets”), ING Marsico Growth Portfolio (“Marsico Growth”), ING Marsico International Opportunities Portfolio (“Marsico International Opportunities”), ING MFS Total Return Portfolio (“MFS Total Return”), ING MFS Utilities Portfolio (“MFS Utilities”), ING Morgan Stanley Global Franchise Portfolio (“Morgan Stanley Global Franchise”), ING Morgan Stanley Global Tactical Asset Allocation Portfolio (“Morgan Stanley Global Tactical Asset Allocation”), ING PIMCO Total Return Bond Portfolio (“PIMCO Total Return Bond”), ING Pioneer Mid Cap Value Portfolio (“Pioneer Mid Cap Value”), ING T. Rowe Price Capital Appreciation Portfolio (“T. Rowe Price Capital Appreciation”), ING T. Rowe Price Equity Income Portfolio (“T. Rowe Price Equity Income”), ING Van Kampen Growth and Income Portfolio (“Van Kampen Growth and Income”), and ING Wells Fargo Health Care Portfolio (“Wells Fargo Health Care”).

All of the Portfolios are diversified except for Global Resources, Janus Contrarian, and Morgan Stanley Global Franchise, which are non-diversified Portfolios. The Trust is authorized to offer four classes of shares (Adviser (“Class ADV”), Institutional (“Class I”), Service (“Class S”) and Service 2 (“Class S2”)); however, not all Portfolios currently offer all classes. Each class has equal rights as to class and voting privileges. The classes differ principally in the applicable distribution and shareholder service fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Portfolios and earn income and realized gains/losses from the Portfolios pro rata based on the average daily net assets of each class, without distinction between share classes. Expenses that are specific to a Portfolio or a class are charged directly to that Portfolio or class. Other operating expenses shared by several Portfolios are generally allocated among those Portfolios based on average net assets. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if applicable.

Each Portfolio’s shares may be offered to variable annuity and variable life insurance separate accounts, qualified pension and retirement plans outside the separate account context, custodial accounts, certain investment advisers and their affiliates in connection with the creation or management of the Portfolios and certain other investment management companies.

Directed Services LLC (“DSL”) serves as the investment adviser to all of the Portfolios except Clarion Global Real Estate. ING Investments, LLC (“ING Investments”) serves as the investment adviser (collectively with DSL, the “Investment Advisers”) to Clarion Global Real Estate. ING Investment Management Co. (“ING IM”) serves as the sub-adviser to Global Resources and Liquid Assets. ING Funds Services, LLC serves as the administrator (“IFS” or the “Administrator”) for certain Portfolios. ING Investments Distributor, LLC (“IID” or the “Distributor”) serves as the principal underwriter to the Portfolios.

DSL, ING Investments, ING IM, IFS and IID are indirect, wholly-owned subsidiaries of ING Groep N.V. (“ING Groep”). ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services.

ING Groep has adopted a formal restructuring plan that was approved by the European Commission in November 2009 under which the ING life insurance businesses, including the retirement services and investment management businesses, which include the Investment Advisers and their affiliates, would be divested by ING Groep by the end of 2013. While there can be no assurance that it will be carried out, the restructuring plan presents certain risks, including uncertainty about the effect on the businesses of the ING entities that service the Portfolios and potential termination of the Portfolios’ existing advisory agreement, which may trigger the need for shareholder approval of new agreements.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

NOTE 1 — ORGANIZATION (continued)

The Trust is also an investment medium for contracts offered by the Security Equity Life Insurance Company, which is not an affiliate of ING and other non-affiliated life insurance companies.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Such policies are in conformity with U.S. generally accepted accounting principles for investment companies.

A.  Security Valuation. All investments in securities are recorded at their estimated fair value, as described below. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ are valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies are valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities with more than 60 days to maturity are valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as yields, maturities, liquidity, ratings and traded prices in similar or identical securities. Investments in open-end mutual funds are valued at net asset value. Investments in securities of sufficient credit quality maturing in 60 days or less, as well as all securities in Liquid Assets, are valued at amortized cost which approximates fair value. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates or the market value of the security.

Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of fair market value obtained from yield data relating to investments or securities with similar characteristics. U.S. government obligations are valued by using market quotations or independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values, as defined by the 1940 Act, and as determined in good faith by or under the supervision of the Portfolios’ Board of Trustees (“Board”), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Portfolio calculates its net asset value (“NAV”) may also be valued at their fair values, as defined by the 1940 Act, as determined in good faith by or under the supervision of the Board, in accordance with methods that are specifically authorized by the Board. All such fair valuations are made in accordance with valuation procedures of the Portfolios (the “Valuation Procedures”) which have been approved by the Board. The valuation techniques applied in any specific instance are set forth in the Valuation Procedures and may vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Portfolios related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies’ securities. If a significant event which is likely to impact the value of one or more foreign securities held by a Portfolio occurs after the time at which the foreign market for such security(ies) closes but before the time that a Portfolio’s NAV is calculated on any business day, such event may be taken into account in determining the fair value of such security(ies) at the time a Portfolio calculates its NAV. For these purposes, significant events after the close of trading on a foreign market may include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis, the Board has authorized the use of one or more research services to assist with the determination of the fair value of foreign securities in light of significant events. Research services use statistical analyses and quantitative models to help determine fair value as of the time a Portfolio calculates its net asset value. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment, and the fair value assigned to a security

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

may not represent the actual value that a Portfolio could obtain if it were to sell the security at the time of the close of the New York Stock Exchange.

Fair value is defined as the price that the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each investment asset or liability of the Portfolios is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the sub-adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality which are valued at amortized cost, which approximates fair value, are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Portfolios’ investments under these levels of classification is included following the Summary Portfolio of Investments.

For the year ended December 31, 2010, there have been no significant changes to the fair valuation methodologies.

B.  Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Portfolios. Premium amortization and discount accretion are determined by the effective yield method.

C.  Foreign Currency Translation. The books and records of the Portfolios are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Portfolios do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolios’ books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and the U.S. government. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

D.  Distributions to Shareholders. The Portfolios record distributions to their shareholders on the ex-dividend date. Dividends from net investment income and capital gains, if any, are declared daily and paid monthly by Liquid Assets. For all other Portfolios, net investment income and net capital gain distributions, if any, will be declared and paid annually. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

E.  Federal Income Taxes. It is the policy of the Portfolios to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Portfolios’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.

Portfolios may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.

F.  Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

G.  Risk Exposures and the use of Derivative Instruments. The Portfolios’ investment objectives permit the Portfolios to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, a Portfolio will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to market risk factors. This may allow a Portfolio to pursue its objectives more quickly, and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Market Risk Factors. In pursuit of its investment objectives, a Portfolio may seek to use derivatives to increase or decrease its exposure to the following market risk factors:

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer durations, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter durations.

Risks of Investing in Derivatives. A Portfolio’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where a Portfolio is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by a Portfolio, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of a Portfolio to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Portfolio is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments. Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and a Portfolio. Associated risks are not the risks that a Portfolio is attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that a Portfolio will not be able to sell the derivative in the

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to a Portfolio. Associated risks can be different for each type of derivative and are discussed by each derivative type in the following notes.

Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to a Portfolio. Each Portfolio’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. A Portfolio intends to enter into financial transactions with counterparties that it believes to be creditworthy at the time of the transaction. To reduce this risk, a Portfolio enters into master netting arrangements, established within each Portfolio’s International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain over-the-counter (“OTC”) derivative and forward foreign currency contracts, entered into by a Portfolio and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.

A Portfolio may also enter into collateral agreements with certain counterparties to further mitigate counterparty risk on OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to or from a Portfolio is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.

As of December 31, 2010, the maximum amount of loss the below Portfolios would incur if the counterparties to their derivative transactions failed to perform and they were to be unwound is disclosed below by derivative type:

	Forward foreign currency contracts	Swaps
Artio Foreign	$282,971	$—
Janus Contrarian	240,756	—
MFS Utilities	705,590	—
Morgan Stanley Global Tactical Asset Allocation	115,210	—
PIMCO Total Return Bond	11,163,731	19,211,608

To reduce the amount of potential loss to PIMCO Total Return Bond, various counterparties have posted $19,037,000 in cash collateral and $470,000 principal amount in U.S. Treasury Bills as collateral for open OTC transactions.

Each Portfolio has credit related contingent features that if triggered would allow its derivative counterparties to close out and demand payment or additional collateral to cover their exposure from a Portfolio. Credit related contingent features are established between each Portfolio and its derivatives counterparties to reduce the risk that a Portfolio will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in a Portfolio’s net assets and or a percentage decrease in a Portfolio’s NAV, which could cause a Portfolio to accelerate payment of any net liability owed to the counterparty. The contingent features are established within each Portfolio’s Master Agreements.

As of December 31, 2010, the following Portfolios had derivatives in a net liability position with credit related contingent features as disclosed below by derivative type:

Forward foreign currency contracts
Artio Foreign	$243,756
Janus Contrarian	74,285
MFS Utilities	726,394
Morgan Stanley Global Tactical Asset Allocation	61,242

In addition to the above Portfolios, PIMCO Total Return Bond had a net liability with credit related contingent features on the following derivatives:

Forward foreign currency contract	Swaps	Written options
$3,827,576	$2,798,727	$14,160,103

If a contingent feature would have been triggered as of December 31, 2010, the Portfolios could have been required to pay this amount in cash to their counterparties. As of December 31, 2010, there was no collateral posted by any of the above Portfolios.

H. Forward Foreign Currency Contracts and Equity Forward Contracts. Certain Portfolios may enter into forward foreign currency contracts primarily to hedge

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

against foreign currency exchange rate risks on their non-U.S. dollar denominated investment securities. When entering into a forward currency contract, a Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and a Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the Statements of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statements of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statements of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Open forward foreign currency contracts are presented following the respective Summary Portfolio of Investments.

During the year ended December 31, 2010, the following Portfolios had average contract amounts on forward foreign currency contracts to buy and sell as disclosed below:

	Buy	Sell
Artio Foreign*	$42,332,552	$77,479,164
Janus Contrarian*	9,816,823	20,893,669
MFS Utilities*	6,661,881	56,181,227
Morgan Stanley Global Franchise**	25,514,166	23,294,001
Morgan Stanley Global Tactical Asset Allocation*	10,518,580	2,419,617
Pimco Total Return Bond**	185,689,269	204,161,838

*	For the year ended December 31, 2010, the Portfolios used forward foreign currency contracts primarily to protect their non-U.S. dollar-denominated holdings from adverse currency movements. Please refer to the table following the Summary Portfolio of Investments for open forward foreign currency contract at December 31, 2010.

**	For the year ended December 31, 2010, the Portfolios used forward foreign currency contracts to protect their non-U.S. dollar-denominated holdings from adverse currency movements and to gain exposure to currencies for the purposes of risk management or enhanced return. Please refer to the table following the Summary Portfolio of Investments for open forward foreign currency contract at December 31, 2010.

Certain Portfolios may enter in equity forward contracts. An equity forward contract is an OTC agreement between two counterparties to buy or sell a specific quantity of an agreed equity stock, stock index, future or basket of equity stocks at a given price on a given date. The contract is marked-to-market daily and the change in market value is recorded by a Portfolio as an unrealized gain or loss. These contracts are counterparty agreements and do not require daily variation margin payments to be directly paid to the counterparty, however they do require hard segregation of cash. These amounts are included on the Statements of Assets and Liabilities as cash collateral for equity forwards. When the contract is closed, a Portfolio records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. Equity forward contracts are cash settled in most cases. The use of equity forward contracts involves the risk that counterparties may not meet the terms of the agreement and/or the risk of an imperfect correlation in the movement of the contracts price. Artio Foreign entered into the equity forward to decrease exposure to equity risk of various indicies. During the year ended December 31, 2010, Artio Foreign had an average market value on equity forwards sold of $1,943,726. There were no open equity forwards at December 31, 2010.

I.  Futures Contracts. Each Portfolio may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. Each Portfolio may buy and sell futures contracts. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Portfolio’s assets are valued.

Upon entering into a futures contract, each Portfolio is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. Open futures contracts are reported on a table following each Portfolio’s Summary Portfolio of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are footnoted in the Summary Portfolio of Investments. Cash collateral held by the broker to cover initial margin requirements on open futures contracts are noted in each Portfolio’s Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in each Portfolio’s Statement of Operations. Realized gains (losses) are reported in

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

each Portfolio’s Statement of Operations at the closing or expiration of futures contracts.

At December 31, 2010, PIMCO Total Return Bond had posted $8,219,000 principal value in U.S. Treasury Bills for open future contracts.

Morgan Stanley Global Tactical Asset Allocation holds $20,427,678 in restricted cash for futures contracts as reported on the Statements of Assets and Liabilities.

Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the year ended December 31, 2010, Morgan Stanley Global Tactical Asset Allocation purchased and sold futures contracts on various equity indices, bonds and notes to maintain passive positions across multiple asset classes to add value from market inefficiencies. PIMCO Total Return Bond also purchased or sold futures contracts on various bonds and notes as part of its duration strategy. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where each Portfolio is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of each Portfolio’s securities. With futures, there is minimal counterparty credit risk to the Portfolios since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

During the year ended December 31, 2010, the Portfolios had average notional values on futures contracts purchased and sold as disclosed below:

	Buy	Sell
Morgan Stanley Global Tactical Asset Allocation	$23,695,167	$1,467,813
PIMCO Total Return Bond	2,136,080,296	—

J.  Options Contracts. Certain Portfolios may purchase put and call options and may write (sell) put options and covered call options. The Portfolios may engage in option transactions as a hedge against adverse movements in the value of portfolio holdings or to increase market exposure. Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. An amount equal to the proceeds of the premium received by the Portfolios upon the writing of a put or call option is included in the Statements of Assets and Liabilities as an asset and equivalent liability which is subsequently marked-to-market until it is exercised or closed, or it expires. The Portfolios will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements. The risk in writing a covered call option is that the Portfolios give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Portfolios may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolios pay a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

During the year ended December 31, 2010, Janus Contrarian had purchased and written exchange-traded equity options to gain additional exposure to the equity markets and to generate income. Please refer to the Summary Portfolio of Investments for open purchased exchange-traded equity options and the table following for open written exchange-traded equity options at December 31, 2010. At December 31, 2010, Janus Contrarian has posted $21,324,975 in cash collateral for option transactions as reported on the Statement of Assets and Liabilities.

During the year ended December 31, 2010, PIMCO Total Return Bond had purchased and written foreign currency options to gain exposure to currencies and to generate income. Please refer to the Summary Portfolio of Investments for open purchased foreign currency options at December 31, 2010. There were no open purchased or written foreign currency options at December 31, 2010.

During the year ended December 31, 2010, PIMCO Total Return Bond had purchased and written options on exchange-traded futures contracts on various bonds and notes as part of their duration strategy and to generate income. Please refer to the Summary Portfolio of Investments for open purchased options on exchange-traded futures contracts and the table following for open written options on exchange-traded futures contracts at December 31, 2010.

During the year ended December 31, 2010, PIMCO Total Return Bond had written swaptions on interest rate swaps to generate income. Please refer to the table following the Summary Portfolio of Investments for

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

open written interest rate swaptions at December 31, 2010.

During the year ended December 31, 2010, PIMCO Total Return Bond had written swaptions on credit default swap indices “CDX” to generate income. Please refer to the table following the Summary Portfolio of Investments for open written CDX swaptions at December 31, 2010.

During the year ended December 31, 2010, PIMCO Total Return Bond had written inflation floors to generate income. Please refer to the table following the Summary Portfolio of Investments for open written inflation floors at December 31, 2010.

During the year ended December 31, 2010, PIMCO Total Return Bond had written forward volatility options to generate income. Please refer to the table following the Summary Portfolio of Investments for open written forward volatility options at December 31, 2010.

During the year ended December 31, 2010, T. Rowe Price Capital Appreciation had purchased and written exchange-traded equity options to gain additional exposure to the equity markets and to generate income. Please refer to the table following the Summary Portfolio of Investments for open written exchange-traded equity options at December 31, 2010. There were no open purchased exchange-traded equity options at December 31, 2010.

Please refer to Note 10 for the volume of both purchased and written option activity during the year ended December 31, 2010.

K.  Swap Agreements. Certain Portfolios may enter into swap agreements. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other at specified future intervals based on the return of an asset (such as a stock, bond or currency) or non-asset reference (such as an interest rate or index). The swap agreement will specify the “notional” amount of the asset or non-asset reference to which the contract relates. Subsequent changes in fair value, if any, are calculated based upon changes in the performance of the asset or non-asset reference multiplied by the notional value of the contract. A Portfolio may enter into credit default, interest rate, total return and currency swaps to manage its exposure to credit, currency and interest rate risk. All outstanding swap agreements are reported following each Portfolio’s Summary Portfolio of Investments.

Swaps are marked to market daily using quotations primarily from third party pricing services, counterparties or brokers. The value of the swap contract is recorded on the Statements of Assets and Liabilities. During the term of the swap, changes in the value of the swap, if any, are recorded as unrealized gains or losses on the Statements of Operations. Upfront payments made and/or received by a Portfolio when entering into the agreements are reported on the Statements of Assets and Liabilities and as a component of the changes in unrealized gains or losses on the Statements of Operations until termination. These upfront payments represent the amounts paid or received when initially entering into the contract to offset the differences between the swap agreements and the prevailing market conditions at time of contract. Upon termination, these upfront payments are recorded as a realized gain or loss on the Statement of Operations. A Portfolio also records periodic payments made or received on the swap contract as a realized gain or loss on the Statements of Operations.

Entering into swap agreements involves the risk that the maximum potential loss of an investment exceeds the current value of the investment as reported on the Statements of Assets and Liabilities. Other risks involve the possibility that the counterparty to the agreements may default on its obligation to perform, that there will be no liquid market for these investments and that unfavorable changes in the market will have a negative impact on the value of the index or securities underlying the respective swap agreement.

Credit Default Swap Contracts. A credit default swap is a bilateral agreement between counterparties in which the buyer of the protection agrees to make a stream of periodic payments to the seller of protection in exchange for the right to receive a specified return in the event of a default or other credit event for a referenced entity, obligation or index. As a seller of protection on credit default swaps, a Portfolio will generally receive from the buyer a fixed payment stream based on the notional amount of the swap contract. This fixed payment stream will continue until the swap contract expires or a defined credit event occurs.

A Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. As a seller of protection in a credit default swap, a Portfolio may execute these contracts to manage its exposure to the market or certain sectors of the market. Certain Portfolios may also enter into credit default swaps to speculate on changes in an issuer’s credit quality, to take advantage of perceived spread advantages, or to

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

offset an existing short equivalent (i.e. buying protection on an equivalent reference entity).

Certain Portfolios may sell credit default swaps which expose these Portfolios to the risk of loss from credit risk- related events specified in the contract. Although contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/ moratorium. If a Portfolio is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index. If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

In assessing the status of payment or performance risk for a seller of protection, unrealized losses imply widening credit spreads when selling protection. A decrease in fair value and a resulting unrealized loss position suggests a deterioration of the referenced entity’s credit soundness. As the notional amount represents the total obligation that would be due upon a credit event, fair values that approach this loss, offset by any upfront payments received, serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Unrealized losses, fair values, and upfront payments for all credit default swap agreements in which a Portfolio is a seller of protection have been disclosed in the Summary Portfolio of Investments.

The maximum amount of future payments (undiscounted) that a Portfolio as seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2010, for which a Portfolio is seller of protection are disclosed in a table following each Portfolio’s Summary Portfolio of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreements, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Portfolio for the same referenced entity or entities.

For the year ended December 31, 2010, PIMCO Total Return Bond has purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual securities and to hedge against anticipated potential credit events.

For the year ended December 31, 2010, PIMCO Total Return Bond has sold credit protection through credit default swaps to gain exposure to the credit risk of individual securities that are either unavailable or considered to be less attractive in the bond market. The Portfolio also sold credit protection on CDX indices during the year ended December 31, 2010.

For the year ended December 31, 2010, PIMCO Total Return Bond had average notional amounts of $11,291,200 and $278,935,551 on credit default swaps to buy protection and credit default swaps to sell protection, respectively.

Interest Rate Swap Contracts. An interest rate swap involves the agreement between counterparties to exchange periodic payments based on interest rates. One payment will be based on a floating rate of a specified interest rate while the other will be a fixed rate. Risks involve the future fluctuations of interest rates in which a Portfolio may make payments that are greater than what a Portfolio received from the counterparty. Other risks include credit, liquidity and market risk.

For the year ended December 31, 2010, PIMCO Total Return Bond had entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate (“Long interest rate swap”) in order

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

to increase exposure to interest rate risk. Average notional amounts on long interest rate swaps was $676,355,430.

For the year ended December 31, 2010, PIMCO Total Return Bond had entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate (“Short interest rate swap”) in order to decrease exposure to interest rate risk. Average notional amounts on short interest rate swaps was $11,120,000.

PIMCO Total Return Bond entered into interest rate swaps to adjust interest rate and yield curve exposures and to substitute for physical fixed-income securities. Please refer to the table following the Summary Portfolio of Investments for open interest rate swaps at December 31, 2010.

Structured Products. Certain Portfolios invest in structured products which are specially-designed derivative investments whose principal payments or interest payments are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The terms and conditions of these products may be ’structured’ by the purchaser and the borrower issuing the note. The market value of these products will increase or decrease based on the performance of the underlying asset or reference. A Portfolio records the changes in the market value of these structured products as an unrealized gain or loss in the accompanying Portfolio’s Statement of Operations. A Portfolio records a realized gain or loss when a structured product is sold or matures.

Risks associated with structured products include credit risk (if the counterparty fails to meet its obligation) and risk associated with the underlying asset or reference. Since a Portfolio enters into the transaction with the borrower at par value, a Portfolio could receive more or less than it originally invested when a note matures. The prices of the notes may also be very volatile and may have limited liquidity in the market which can make it difficult for a Portfolio to value or sell at an advantageous price. There were no structured products open at December 31, 2010.

L.  Repurchase Agreements. Each Portfolio may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Portfolio will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreement, plus accrued interest, being invested by the Portfolio. The underlying collateral is valued daily on a mark-to-market basis to assure that the value, including accrued interest, is at least equal to the repurchase price. If the seller defaults, a Portfolio might incur a loss or delay in the realization of proceeds if the value of the security collateralizing the repurchase agreement declines, and may incur disposition costs in liquidating the collateral.

M.  Securities Lending. Certain Portfolios have the option to temporarily loan up to 33-1/3% (except for JPMorgan Emerging Markets Equity which has the option to temporarily loan up to 30%) of their total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. The borrower is required to fully collateralize the loans with cash or U.S. government securities. Generally, in the event of counterparty default, the Portfolio has the right to use collateral to offset losses incurred. There would be potential loss to the Portfolio in the event the Portfolio is delayed or prevented from exercising its right to dispose of the collateral. The Portfolio bears the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Portfolio.

N.  Restricted Securities. The Portfolios may invest in restricted securities, which include those sold under Rule 144A of the Securities Act of 1933 (“1933 Act”) or securities offered pursuant to Section 4(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value, as defined by the Act, determined under procedures approved by the Board.

O.  Delayed-Delivery Transactions. Each Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

market value of such securities is identified in each Portfolio’s Summary Portfolio of Investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolios are required to identify liquid assets sufficient to cover the purchase price.

P.  Mortgage Dollar Roll Transactions. In connection with a Portfolio’s ability to purchase or sell securities on a when-issued basis, certain Portfolios may engage in dollar roll transactions with respect to mortgage-backed securities issued by Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corp. In a dollar roll transaction, a Portfolio sells a mortgage-backed security to a financial institution, such as a bank or broker/dealer, and simultaneously agrees to repurchase a substantially similar (i.e., same type, coupon, and maturity) security from the institution on a delayed delivery basis at an agreed upon price. In return, the Portfolio is compensated with fee income or receives an advantageous repurchase price (“drop in price”). The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. The Portfolios account for dollar roll transactions as purchases and sales. Fees received from fee based mortgage dollar rolls are recorded as income.

Q.  Sales Commitments. Sales commitments involve commitments to sell fixed income securities where the unit price and the estimated principal amount are established upon entering into the contract, with the actual principal amount being within a specified range of the estimate. A Portfolio will enter into sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of sale commitments are not received until the contractual settlement date. During the time a sale commitment is outstanding, except for delayed delivery transactions, the Portfolio will maintain, in a segregated account, cash or marketable securities in an amount sufficient to meet the purchase price. Unsettled sale commitments are valued at current market value of the underlying securities. If the sale commitment is closed through the acquisition of an offsetting purchase commitment, the Portfolio realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If the Portfolio delivers securities under the commitment, the Portfolio realizes a gain or loss from the sale of the securities, based upon the unit price established at the date the commitment was entered into. PIMCO Total Return had no open sales commitments at December 31, 2010, which are disclosed following the Summary Portfolio of Investments.

R. Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the year ended December 31, 2010, the cost of purchases and the proceeds from the sales of securities, excluding U.S. government and short-term securities, were as follows:

	Purchases	Sales
Artio Foreign	$1,286,360,581	$1,380,548,958
Clarion Global Real Estate	209,975,652	223,047,046
FMRSM Diversified Mid Cap	386,907,933	455,119,266
Global Resources	394,360,736	536,233,145
Janus Contrarian	583,436,501	696,140,198
JPMorgan Emerging Markets Equity	128,886,706	250,614,105
Marsico Growth	561,429,477	597,450,847
Marsico International Opportunities	477,263,830	640,427,678
MFS Total Return	188,989,030	298,039,251
MFS Utilities	266,057,801	282,290,678
Morgan Stanley Global Franchise	180,167,941	157,629,737
Morgan Stanley Global Tactical Asset Allocation	70,020,651	52,845,067
PIMCO Total Return Bond	2,003,073,193	1,861,646,019
Pioneer Mid Cap Value	744,941,852	823,160,489
T. Rowe Price Capital Appreciation	2,319,426,079	2,468,306,468
T. Rowe Price Equity Income	227,560,372	200,372,981
Van Kampen Growth and Income	163,537,840	228,524,205
Wells Fargo Health Care	115,988,900	152,694,703

U.S. government securities not included above were as follows:

	Purchases	Sales
MFS Total Return	$113,875,866	$130,359,131
PIMCO Total Return Bond	18,851,171,591	17,276,539,965

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

Clarion Global Real Estate has entered into an investment management agreement (“Investment Management Agreement”) with ING Investments, LLC (“ING Investments”), an Arizona limited liability

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES (continued)

company, which is an indirect, wholly-owned subsidiary of ING Groep. The Investment Management Agreement compensates ING Investments with a fee, computed daily and payable monthly, based on the average daily net assets of Clarion Global Real Estate, based on 0.80% of the first $250 million; 0.775% of the next $250 million; and 0.70% of the amount in excess of $500 million of the average daily net assets of the portfolio.

Marsico International Opportunities, MFS Utilities and Morgan Stanley Global Tactical Asset Allocation have entered into investment management agreements (“Investment Management Agreements”) with Directed Services LLC (“DSL”). The Investment Management Agreements compensate DSL with a fee, computed daily and payable monthly, based on the average daily net assets of each Portfolio, at the following annual rates:

Portfolio	Fee
Marsico International Opportunities(1)	0.54% of the first $4 billion; 0.53% thereafter
MFS Utilities(1)	0.60% of the first $1 billion; 0.55% of the next $500 million; 0.50% of the next $1 billion; 0.47% of the next $1 billion; 0.45% of the next $1 billion; 0.44% of the next $1 billion; 0.43% thereafter
Morgan Stanley Global Tactical Asset Allocation	0.75% of the first $500 million; 0.725% thereafter

(1)	Effective January 1, 2010, the advisory fee breakpoints for purposes of calculating the advisory fee were modified.

Except for the above Portfolios, DSL an indirect, wholly-owned subsidiary of ING Groep, provides the Portfolios with advisory and administrative services under a Management Agreement (the “Unified Agreement”).

Under the Unified Agreement, the Investment Adviser has overall responsibility for engaging managers and for monitoring and evaluating the management of the assets of each Portfolio. Portfolio managers have full investment discretion and make all determinations with respect to the investment of a Portfolio’s assets and the purchase and sale of portfolio securities and other investments. Pursuant to this Unified Agreement, the Investment Adviser also is responsible for providing or procuring, at the Investment Adviser’s expense, the services reasonably necessary for the ordinary operation of each Portfolio, including, among other things, custodial, administrative, transfer agency, portfolio accounting, and auditing. As compensation for its services under the Unified Agreement, the Trust pays the Investment Adviser a monthly fee (a “Unified Fee”) based on the following annual rates of the average daily net assets of the Portfolios:

Portfolio	Fee
Artio Foreign	1.00% of the first $50 million; 0.95% of the next $200 million; 0.90% of the next $250 million; 0.85% of the amount in excess of $500 million.
FMRSM Diversified Mid Cap	0.65% of the first $800 million; 0.60% of the next $700 million; and 0.58% of the amount in excess of $1.5 billion
Global Resources,	0.75% of the first $750 million;
T. Rowe Price Capital Appreciation,	0.70% of the next $1.25 billion;
T. Rowe Price Equity Income and Van Kampen Growth and Income(1)	0.65% of the next $1.5 billion; and 0.60% of the amount in excess of $3.5 billion
Janus Contrarian	0.81% of the first $250 million; 0.77% of the next $400 million; 0.73% of the next $450 million; 0.67% of the amount in excess of $1.1 billion
JPMorgan Emerging Markets Equity	1.25%
Liquid Assets(2)	0.35% of the first $200 million; 0.30% of the next $300 million; 0.25% of the amount in excess of $500 million
Marsico Growth	0.85% of the first $250 million; 0.80% of the next $400 million; 0.75% of the next $450 million; 0.70% of the amount in excess of $1.1 billion
MFS Total Return	0.75% of the first $250 million; 0.70% of the next $400 million; 0.65% of the next $450 million; 0.60% of the amount in excess of $1.1 billion
Morgan Stanley Global Franchise	1.00% of the first $250 million; 0.90% of the next $250 million; and 0.75% of the amount in excess of $500 million
PIMCO Total Return Bond	0.75% of the first $100 million; 0.65% of the next $100 million; 0.55% of the amount in excess of $200 million
Pioneer Mid Cap Value	0.64%
Wells Fargo Health Care	0.75% of the first $500 million; 0.70% of the amount in excess of $500 million

(1)	The assets of these Portfolios are aggregated with those of ING Clarion Real Estate Portfolio, which is not included in this report, to determine the Unified Fee.

(2)	The assets of Liquid Assets are aggregated with those of ING Limited Maturity Bond Portfolio, which is not included in this report, to determine the Unified Fee.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES (continued)

Each Investment Advisor has contractually agreed to waive a portion of the advisory fee for each of Clarion Global Real Estate(1), PIMCO Total Return Bond, Pioneer Mid Cap Value and T. Rowe Price Equity Income(2). The waiver is calculated as follows:

Waiver = 50% X (former sub-advisory fee minus new sub-advisory fee)

For the year ended December 31, 2010, ING Investments or DSL waived $36,087, $357,452, $347 and $0 for Clarion Global Real Estate, PIMCO Total Return Bond, Pioneer Mid Cap Value and T. Rowe Price Equity Income, respectively.

The waivers will continue through at least May 1, 2011 except for T. Rowe Price Equity Income which is through May 1, 2012. There is no guarantee that these waivers will continue after said date. The agreements will only renew if ING Investments or DSL elects to renew them.

Morgan Stanley Global Tactical Asset Allocation may invest its assets in registered investment companies advised by Morgan Stanley or an affiliate of Morgan Stanley (“Underlying Funds”). Morgan Stanley Global Tactical Asset Allocation’s purchase of shares of Underlying Funds will result in Morgan Stanley Global Tactical Asset Allocation paying a proportionate share of the expenses of the Underlying Funds. DSL waives its fee in an amount equal to the advisory fee received by the adviser(s) of the Underlying Funds resulting from Morgan Stanley Global Tactical Asset Allocation’s investment into the Underlying Funds. For the year ended December 31, 2010, the DSL waived $26,303 of such management fees. These fees are not subject to recoupment.

(1)	ING Investments has contractually agreed to waive a portion of the advisory fee for the Portfolio. The waiver for Clarion Global Real Estate is limited to an annual 50% of the savings based on the Portfolio’s assets as of May 1, 2009.

(2)	Effective June 1, 2010, DSL has contractually agreed to waive a portion of the advisory fee for the Portfolio. The waiver for T. Rowe Price Equity Income is based on the total aggregated savings in excess of $500,000 as a result of the sub-advisory fee schedule effective June 1, 2010 with respect to T. Rowe Price Equity Income and ING T. Rowe Price Growth Equity Portfolio, which is not in this book, pro rata based on each Portfolio’s contribution to the amount saved.

During the period, the Portfolios were permitted to invest end-of-day cash balances into ING Institutional Prime Money Market Fund. Investment management fees paid by the Portfolios were reduced by an amount equal to the management fees paid indirectly to the ING Institutional Prime Money Market Fund with respect to assets invested by the Portfolios. For the year ended December 31, 2010, the Portfolios’ Investment Advisers waived the following amounts of such fees, which are not subject to recoupment:

Portfolio	Amount
Artio Foreign	$5,909
Clarion Global Real Estate	3,466
FMRSM Diversified Mid Cap	33,335
Global Resources	9,582
Marsico Growth	27,034
Marsico International Opportunities	10,410
Pioneer Mid Cap Value	12,439
Van Kampen Growth and Income	7,558
Wells Fargo Health Care	4,288

Effective December 20, 2010, ING Institutional Prime Money Market Fund was liquidated. As a result of this liquidation, the Portfolios will no longer invest end-of-day cash balances into ING Institutional Prime Money Market Fund.

ING Funds Services, LLC (the “Administrator”), an indirect, wholly-owned subsidiary of ING Groep, acts as administrator and provides certain administrative and shareholder services necessary for Clarion Global Real Estate, Marsico International Opportunities, MFS Utilities and Morgan Stanley Global Tactical Asset Allocation Portfolios’ operations and is responsible for the supervision of other service providers. For its services, the Administrator is entitled to receive from each Portfolio a fee at an annual rate of 0.10% of the Portfolio’s average daily net assets.

The Trust and ING Investments or DSL (collectively, “Investment Advisers”) have entered into Portfolio Management Agreements with each sub-adviser. These sub-advisers provide investment advice for the various Portfolios and are paid by the respective Investment Adviser based on the average daily net assets of the respective Portfolios. The sub-adviser of each of the Portfolios are as follows (*denotes a related party adviser):

Portfolio	Sub-Adviser
Artio Foreign	Artio Global Management, LLC
Clarion Global Real Estate	ING Clarion Real Estate Securities, LLC*
FMRSM Diversified Mid Cap	Fidelity Management & Research Company
Global Resources	ING Investment Management Co.*
Janus Contrarian	Janus Capital Management LLC
JPMorgan Emerging Markets Equity	J.P. Morgan Investment Management Inc.
Liquid Assets	ING Investment Management Co.*
Marsico Growth	Marsico Capital Management, LLC
Marsico International Opportunities	Marsico Capital Management, LLC
MFS Total Return	Massachusetts Financial Services Company

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES (continued)

Portfolio	Sub-Adviser
MFS Utilities	Massachusetts Financial Services Company
Morgan Stanley Global Franchise	Morgan Stanley Investment Management, Inc.
Morgan Stanley Global Tactical Asset Allocation	Morgan Stanley Investment Management, Inc.
PIMCO Total Return Bond	Pacific Investment Management Company LLC
Pioneer Mid Cap Value	Pioneer Investment Management, Inc.
T. Rowe Price Capital Appreciation	T. Rowe Price Associates, Inc.
T. Rowe Price Equity Income	T. Rowe Price Associates, Inc.
Van Kampen Growth & Income	Invesco Adviser, Inc.
Wells Fargo Health Care	Wells Capital Management Inc.

In placing equity security transactions, each sub-adviser is required to use its best efforts to choose a broker capable of providing brokerage services necessary to obtain the best execution for each transaction. Subject to this requirement, each sub-adviser may allocate equity security transactions through certain designated broker-dealers. Some of these broker-dealers participate in commission recapture programs that have been established for the benefit of the Portfolios. Under these programs, the participating broker-dealers will return to a Portfolio a portion of the brokerage commissions (in the form of a credit to the Portfolio) paid to the broker-dealers to pay certain expenses of a Portfolio. These commission recapture payments benefit the Portfolios and not the sub-adviser. Any amount credited to a Portfolio is recognized as brokerage commission recapture in the Statements of Operations.

NOTE 5 — EXPENSE LIMITATION AGREEMENTS

Each Investment Adviser has entered into written expense limitation agreements with certain of the Portfolios, whereby each Investment Adviser has agreed to limit expenses, excluding interest, taxes, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses to the levels listed below:

Portfolio	Class ADV	Class I	Class S	Class S2
Clarion Global Real Estate	1.50%	0.90%	1.15%	1.30%
Marsico International Opportunities(1)	1.40%	0.80%	1.05%	1.20%
MFS Utilities	1.40%	0.80%	1.05%	1.20%
Morgan Stanley Global Tactical Asset Allocation	1.53%	N/A	1.18%	N/A
Pioneer Mid Cap Value	1.25%	0.65%	0.90%	1.05%

(1)	Prior to April 30, 2010, the expense limits were 1.30%, 0.70%, 0.95% and 1.10% for Classes ADV, I, S and S2 shares, respectively.

The Investment Advisers may at a later date recoup from a Portfolio management fees waived and other expenses assumed by the Investment Advisers during the previous 36 months, but only if, after such recoupment, the Portfolio’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees and any recoupment by the Investment Advisers of such waived and reimbursed fees are recognized in the accompanying Statements of Operations for each Portfolio in the period during which such waiver, reimbursement or recoupment occurs.

The expense limitation agreements are contractual and shall renew automatically unless ING Investments or DSL provides written notice of the termination of the Expense Limitation Agreement within 90 days of the end of the then current term.

As of December 31, 2010, the amounts of waived and reimbursed fees that are subject to possible recoupment by the Investment Advisers, and the related expiration dates are as follows:

	December 31,
	2011	2012	2013	Total
Clarion Global Real Estate	$298,739	$409,481	$312,868	$1,021,088
Marsico International Opportunities	318,590	228,500	70,932	618,022
Morgan Stanley Global Tactical Asset Allocation	12,429	75,957	104,284	192,670

NOTE 6 — DISTRIBUTION AND SERVICE FEES

The Trust has entered into a Shareholder Service Plan (the “Plan”) for the Class S and Class S2 shares of each Portfolio. The agreement compensates IID for the provision of shareholder services and/or account maintenance services to direct or indirect beneficial owners of Class S and Class S2 shares. Under the Plan, each Portfolio makes payments to the Distributor at an annual rate of 0.25% of the Portfolio’s average daily net assets attributable to Class S and Class S2. Each Portfolio has entered into a Rule 12b-1 Distribution Plan (the “Class S2 Plan”) with IID on behalf of the Class S2 shares of the Portfolio. The Class S2 Plan provides that the Class S2 shares shall pay a 12b-1 distribution fee for distribution services, including payments to IID at an annual rate of 0.25% of the average daily net assets. IID has contractually agreed to waive a portion of its fee equal to 0.10% of the average daily net assets attributable to the distribution fee paid by Class S2 of the Portfolios, so that the actual fee paid by Class S2 shares of a Portfolio is an annual rate of 0.15%. The expense waiver will continue through at least May 1, 2011.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

NOTE 6 — DISTRIBUTION AND SERVICE FEES (continued)

Class ADV has a Rule 12b-1 Service and Distribution Plan. Class ADV shares pay a service fee of 0.25% and a distribution fee of 0.50% of each Portfolio’s average daily net assets attributable to Class ADV shares. IID has contractually agreed to waive a portion of its fee equal to 0.15% of each Portfolio’s average daily net assets attributable to the distribution fee paid by Class ADV shares so that the actual fee paid by Class ADV shares of a Portfolio is an annual rate of 0.35%. The expense waiver will continue through at least May 1, 2011. Effective April 30, 2010, the Distributor agreed to waive 0.04% of the distribution fee attributable to Class ADV for PIMCO Total Return Bond through May 1, 2011.

IID and DSL have contractually agreed to waive a portion of their distribution and/or shareholder servicing fees and advisory fees, as applicable, and to reimburse certain expenses to the extent necessary to assist Liquid Assets in maintaining a yield of not less than zero. There is no guarantee that Liquid Assets will maintain such a yield. Management fees waived or expenses reimbursed are subject to possible recoupment by DSL and/or IID, as applicable, within three years. In no event will the amount of the recoupment on any day exceed 20% of the yield (net of all expenses) of Liquid Assets on that day. Distribution and Servicing fees waived are not subject to recoupment. For the year ended December 31, 2010, IID and/or DSL waived $344, $2,669,684 and $518,332 for Classes I, S and S2 of Liquid Assets, respectively, of Distribution and Servicing fees. This expense waiver or reimbursement may be discontinued at any time. Please note that these waivers or reimbursements are in addition to existing contractual expense limitations, if any.

NOTE 7 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

The Trust has adopted a Deferred Compensation Plan (the “Plan”), which allows eligible non-affiliated trustees as described in the Plan to defer the receipt of all or a portion of the trustee fees payable. Amounts deferred are treated as though invested in various “notional” funds advised by DSL until distribution in accordance with the Plan.

At December 31, 2010, the following ING Portfolios or indirect, wholly-owned subsidiaries of ING Groep owned more than 5% of the following Portfolios in separate accounts or seed money:

Subsidiary/ING Portfolio	Portfolio	Percentage
ING Life Insurance and Annuity Company	Artio Foreign	7.77%
	Clarion Global Real Estate	16.78%
	FMRSM Diversified Mid Cap	19.06%
	Global Resources	20.44%
	Janus Contrarian	13.99%
	JPMorgan Emerging Markets Equity	11.05%
	Marsico Growth	10.88%
	Marsico International Opportunities	7.78%
	MFS Total Return	14.69%
	MFS Utilities	10.37%
	Pioneer Mid Cap Value	13.21%
	T. Rowe Price Capital Appreciation	17.62%
	T. Rowe Price Equity Income	19.55%
	Van Kampen Growth and Income	7.62%
	Wells Fargo Health Care	9.33%

ING National Trust	FMRSM Diversified Mid Cap	10.26%
	Liquid Assets	10.96%
	T. Rowe Price Capital Appreciation	5.77%
	T. Rowe Price Equity Income	7.53%

ING Solution 2025 Portfolio	Artio Foreign	9.22%
	Clarion Global Real Estate	10.52%
	Marsico Growth	6.77%
	Marsico International Opportunities	9.37%
	T. Rowe Price Equity Income	6.33%

ING Solution 2035 Portfolio	Artio Foreign	7.85%
	Clarion Global Real Estate	8.95%
	Marsico Growth	6.41%
	Marsico International Opportunities	10.64%
	T. Rowe Price Equity Income	7.19%

ING Solution 2045 Portfolio	Artio Foreign	6.04%
	Clarion Global Real Estate	8.20%
	Marsico International Opportunities	8.53%
ING USA Annuity and Life Insurance	Artio Foreign	58.12%
	Clarion Global Real Estate	36.20%
	FMRSM Diversified Mid Cap	66.70%
	Global Resources	68.67%
	Janus Contrarian	83.12%
	JPMorgan Emerging Markets Equity	64.22%
	Liquid Assets	74.97%
	Marsico Growth	65.77%
	Marsico International Opportunities	41.44%
	MFS Total Return	81.81%
	MFS Utilities	82.32%
	Morgan Stanley Global Franchise	98.08%
	Morgan Stanley Global Tactical Asset Allocation	98.86%
	PIMCO Total Return Bond	87.11%
	Pioneer Mid Cap Value	65.13%
	T. Rowe Price Capital Appreciation	68.44%
	T. Rowe Price Equity Income	47.18%
	Van Kampen Growth and Income	83.10%
	Wells Fargo Health Care	85.68%
Reliastar Life Insurance Company	Marsico International Opportunities	10.55%
Security Life Insurance Company	JPMorgan Emerging Markets Equity	5.65%
	Liquid Assets	9.43%
	Marsico International Opportunities	5.31%

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

NOTE 7 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES (continued)

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control. Therefore, because certain of the Portfolios have a common owner that owns over 25% of the outstanding securities of the Portfolios, those Portfolios may be deemed to be affiliates of each other. Investment activities of these shareholders could have a material impact on the Portfolios.

At December 31, 2010, the Portfolios had the following amounts recorded as payable to affiliates on the accompanying Statements of Assets and Liabilities:

Portfolio	Accrued Unified/ Investment Management Fees	Accrued Administrative Fees	Accrued Shareholder Service and Distribution Fees	Total
Artio Foreign	$762,556	$—	$154,919	$917,475
Clarion Global Real Estate	270,204	34,552	42,416	347,172
FMRSM Diversified Mid Cap	745,216	—	296,793	1,042,009
Global Resources	531,162	—	208,379	739,541
Janus Contrarian	379,303	—	116,078	495,381
JPMorgan Emerging Markets Equity	1,131,520	—	184,508	1,316,028
Liquid Assets	104,243	—	310,265	414,508
Marsico Growth	567,507	—	139,825	707,332
Marsico International Opportunities	210,390	39,001	45,875	295,266
MFS Total Return	592,143	—	192,825	784,968
MFS Utilities	265,973	44,328	111,459	421,760
Morgan Stanley Global Franchise	320,844	—	91,803	412,647
Morgan Stanley Global Tactical Asset Allocation	49,716	6,988	17,505	74,209
PIMCO Total Return Bond	1,668,949	—	718,954	2,387,903
Pioneer Mid Cap Value	477,344	—	126,905	604,249
T. Rowe Price Capital Appreciation	2,143,579	—	776,781	2,920,360
T. Rowe Price Equity Income	810,275	—	237,682	1,047,957
Van Kampen Growth and Income	343,564	—	138,599	482,163
Wells Fargo Health Care	123,009	—	40,043	163,052

NOTE 8 — OTHER ACCRUED EXPENSES & LIABILITIES

At December 31, 2010, the following Portfolio had the below payables included in Other Accrued Expenses and Liabilities on the Statements of Assets and Liabilities that exceeded 5% of total liabilities:

Portfolio	Accrued Expenses	Amount
Morgan Stanley Global Tactical Asset Allocation	Custody	$53,945
	Postage	13,378

NOTE 9 — LINE OF CREDIT

The Portfolios, in addition to certain other funds managed by the Investment Adviser, have entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon for an aggregate amount of $125,000,000. The proceeds may be used to: (1) temporarily finance the purchase and sale of securities; and (2) finance the redemption of shares of an investor in the funds. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Generally, borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally mush be made within 60 days after the date of a revolving credit advance.

The following Portfolios utilized the line of credit during year ended December 31, 2010 as follows:

Portfolio	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Artio Foreign	53	$2,633,019	1.43%
Clarion Global Real Estate	6	887,500	1.43%
FMRSM Diversified Mid Cap	56	3,070,625	1.43%
Global Resources	16	1,017,188	1.40%
Janus Contrarian	83	4,409,036	1.41%
JPMorgan Emerging Markets Equity	77	4,293,831	1.42%
MFS Total Return	5	1,860,000	1.43%
MFS Utilities	35	2,916,429	1.45%
PIMCO Total Return Bond	6	4,445,000	1.44%
T. Rowe Price Capital Appreciation	1	4,940,000	1.39%
Van Kampen Growth and Income	1	3,745,000	1.45%
Wells Fargo Health Care	20	1,270,750	1.45%

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

NOTE 10 — PURCHASED AND WRITTEN OPTIONS

Transactions in purchased equity options for Janus Contrarian during the year ended December 31, 2010 were as follows:

	Number of Contracts	Cost
Balance at 12/31/09	—	$—
Options Purchased	141,670	15,306,246
Options Terminated in Closing Sell Transactions	(117,319)	(11,492,724)
Options Exercised	—	—
Options Expired	(764)	(160,173)
Balance at 12/31/10	23,587	$3,653,349

Transactions in written equity options for Janus Contrarian during the year ended December 31, 2010 were as follows:

	Number of Contracts	Premiums Received
Balance at 12/31/09	—	$—
Options Written	84,640	5,570,492
Options Terminated in Closing Purchase Transactions	(41,603)	(2,479,130)
Options Exercised	(3,327)	(281,560)
Options Expired	(30,321)	(1,635,643)
Balance at 12/31/10	9,389	$1,174,159

Transactions in purchased options on exchange-traded futures contracts for PIMCO Total Return Bond during the year ended December 31, 2010 were as follows:

	Number of Contracts	Cost
Balance at 12/31/09	2,192	$36,822
Options Purchased	6,627	82,206
Options Terminated in Closing Sell Transactions	—	—
Options Exercised	—	—
Options Expired	(5,907)	(93,548)
Balance at 12/31/10	2,912	$25,480

Transactions in purchased foreign currency options for PIMCO Total Return Bond during the year ended December 31, 2010 were as follows:

	USD Notional	Cost
Balance at 12/31/09	22,800,000	$971,166
Options Purchased	—	—
Options Terminated in Closing Sell Transactions	—	—
Options Exercised	—	—
Options Expired	(22,800,000)	(971,166)
Balance at 12/31/10	—	$—

Transactions in written interest rate swaptions for PIMCO Total Return Bond during the year ended December 31, 2010 were as follows:

	USD Notional	EUR Notional	Premiums Received
Balance at 12/31/09	996,000,000	5,800,000	$11,663,492
Options Written	2,347,200,000	—	14,517,200
Options Terminated in Closing Purchase Transactions	(138,000,000)	—	(596,552)
Options Exercised	(552,100,000)	—	(2,274,238)
Options Expired	(1,825,200,000)	(5,800,000)	(15,765,732)
Balance at 12/31/10	827,900,000	—	$7,544,170

Transactions in written swaptions on CDX indices for PIMCO Total Return Bond during the year ended December 31, 2010 were as follows:

	USD Notional	EUR Notional	Premiums Received
Balance at 12/31/09	—	—	$—
Options Written	21,800,000	9,000,000	72,319
Options Terminated in Closing Purchase Transactions	—	—	—
Options Exercised	—	—	—
Options Expired	(21,800,000)	(7,000,000)	(61,744)
Balance at 12/31/10	—	2,000,000	$10,575

Transactions in written inflation floors for PIMCO Total Return Bond during the year ended December 31, 2010 were as follows:

	USD Notional	Premiums Received
Balance at 12/31/09	—	$—
Options Written	32,900,000	320,570
Options Terminated in Closing Purchase Transactions	—	—
Options Exercised	—	—
Options Expired	—	—
Balance at 12/31/10	32,900,000	$320,570

Transactions in written forward volatility options for PIMCO Total Return Bond during the year ended December 31, 2010 were as follows:

	USD Notional	Premiums Received
Balance at 12/31/09	—	$—
Options Written	164,000,000	1,661,382
Options Terminated in Closing Purchase Transactions	—	—
Options Exercised	—	—
Options Expired	—	—
Balance at 12/31/10	164,000,000	$1,661,382

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

NOTE 10 — PURCHASED AND WRITTEN OPTIONS (continued)

Transactions in written options on exchange-traded futures contracts for PIMCO Total Return Bond during the year ended December 31, 2010 were as follows:

	Number of Contracts	Premiums Received
Balance at 12/31/09	561	$219,769
Options Written	5,940	2,282,604
Options Terminated in Closing Purchase Transactions	(135)	(50,457)
Options Exercised	(833)	(385,994)
Options Expired	(4,297)	(1,430,609)
Balance at 12/31/10	1,236	$635,313

Transactions in written foreign currency options for PIMCO Total Return Bond during the year ended December 31, 2010 were as follows:

	USD Notional	Premiums Received
Balance at 12/31/09	5,800,000	$45,820
Options Written	97,300,000	713,167
Options Terminated in Closing Purchase Transactions	—	—
Options Exercised	(28,100,000)	(255,409)
Options Expired	(75,000,000)	(503,578)
Balance at 12/31/10	—	$—

Transactions in purchased equity options for T. Rowe Price Capital Appreciation during the year ended December 31, 2010 were as follows:

	Number of Contracts	Cost
Balance at 12/31/09	1,833	$973,421
Options Purchased	—	—
Options Terminated in Closing Sell Transactions	(902)	(496,661)
Options Exercised	—	—
Options Expired	(931)	(476,760)
Balance at 12/31/10	—	$—

Transactions in written equity options for T. Rowe Price Capital Appreciation during the year ended December 31, 2010 were as follows:

	Number of Contracts	Premiums Received
Balance at 12/31/09	48,604	$9,146,395
Options Written	109,093	16,567,828
Options Terminated in Closing Purchase Transactions	(96,179)	(14,153,139)
Options Exercised	(10,283)	(1,819,576)
Options Expired	(2,683)	(685,073)
Balance at 12/31/10	48,552	$9,056,435

NOTE 11 — CAPITAL SHARES TRANSACTIONS

Transactions in capital shares and dollars were as follows:

Year or	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Artio Foreign
Class ADV
12-31-10	253,814	—	—	(87,758)	166,056	2,594,392	—	—	(933,573)	1,660,819
12-31-09	36,925	44	3,260	(31,717)	8,512	339,204	442	29,459	(316,558)	52,547
Class I
12-31-10	6,751,691	—	—	(4,676,372)	2,075,319	71,856,305	—	—	(49,082,932)	22,773,373
12-31-09	30,561,099	—	4,336,182	(97,074,036)	(62,176,755)	266,964,350	—	39,344,498	(988,977,745)	(682,668,897)
Class S
12-31-10	2,210,133	—	—	(14,243,066)	(12,032,933)	23,191,555	—	—	(147,763,114)	(124,571,559)
12-31-09	3,594,324	7,362,065	2,384,651	(10,970,677)	2,370,363	32,511,765	73,041,354	21,498,700	(101,737,950)	25,313,869
Class S2
12-31-10	126,498	—	—	(576,027)	(449,529)	1,338,129	—	—	(6,029,906)	(4,691,777)
12-31-09	130,942	560,396	144,834	(721,840)	114,332	1,235,807	5,539,547	1,301,536	(6,596,634)	1,480,256
Clarion Global Real Estate
Class ADV
12-31-10	553,781	—	15,639	(19,110)	550,310	5,055,600	—	127,771	(175,737)	5,007,634
12-31-09	—	—	—	(1)	(1)	—	—	—	(5)	(5)
Class I
12-31-10	3,128,508	—	2,226,597	(3,093,903)	2,261,202	28,933,591	—	18,347,163	(28,327,608)	18,953,146
12-31-09	11,152,563	—	880,188	(29,651,842)	(17,619,091)	79,206,100	—	6,266,937	(226,703,036)	(141,229,999)
Class S
12-31-10	1,031,154	—	1,915,394	(3,702,337)	(755,789)	9,311,404	—	15,744,535	(33,539,659)	(8,483,720)
12-31-09	3,332,834	—	556,319	(4,175,595)	(286,442)	21,647,566	—	3,949,862	(31,149,126)	(5,551,698)
Class S2
12-31-10	525	—	22,867	(39,133)	(15,741)	5,060	—	188,882	(354,107)	(160,165)
12-31-09	40,553	—	6,020	(36,715)	9,858	248,050	—	42,926	(267,958)	23,018

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

NOTE 11 — CAPITAL SHARES TRANSACTIONS (continued)

Year or	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
period ended	#	#	#	#	#	($)	($)	($)	($)	($)
FMRSM Diversified Mid Cap
Class ADV
12-31-10	1,821,563	—	818	(195,970)	1,626,411	23,988,301	—	10,206	(2,497,170)	21,501,337
12-31-09	657,042	—	1,789	(436,630)	222,201	6,368,875	—	19,288	(4,284,231)	2,103,932
Class I
12-31-10	829,636	—	21,101	(960,504)	(109,767)	11,103,574	—	315,799	(12,544,117)	(1,124,744)
12-31-09	1,537,415	—	47,651	(13,817,893)	(12,232,827)	14,197,330	—	540,731	(143,154,300)	(128,416,239)
Class S
12-31-10	7,806,825	—	107,077	(12,242,706)	(4,328,804)	107,115,096	—	1,541,654	(156,441,423)	(47,784,673)
12-31-09	10,607,392	—	346,318	(8,342,707)	2,611,003	105,329,327	—	3,977,792	(77,938,582)	31,368,537
Class S2
12-31-10	1,070,378	—	1,919	(549,109)	523,188	14,291,108	—	24,088	(7,251,913)	7,063,283
12-31-09	603,020	—	12,855	(437,986)	177,889	6,360,263	—	145,353	(4,106,619)	2,398,997
Global Resources
Class ADV
12-31-10	793,186	—	6,014	(45,609)	753,591	14,224,559	—	96,283	(883,038)	13,437,804
12-31-09	120,892	—	82	(47,433)	73,541	1,823,305	—	1,149	(681,231)	1,143,223
Class I
12-31-10	858,131	—	23,811	(376,291)	505,651	16,380,681	—	391,456	(6,661,915)	10,110,222
12-31-09	780,422	—	10,392	(936,615)	(145,801)	11,675,251	—	148,080	(13,654,135)	(1,830,804)
Class S
12-31-10	1,643,200	—	476,127	(10,416,855)	(8,297,528)	30,613,556	—	7,775,152	(184,493,414)	(146,104,706)
12-31-09	6,560,098	—	181,476	(9,311,048)	(2,569,474)	91,137,242	—	2,569,702	(141,088,145)	(47,381,201)
Class S2
12-31-10	7,898	—	14,040	(197,797)	(175,859)	128,151	—	227,870	(3,577,480)	(3,221,459)
12-31-09	71,557	—	756	(208,994)	(136,681)	988,168	—	10,643	(2,964,142)	(1,965,331)
Janus Contrarian
Class ADV
12-31-10	39,460	—	—	(50,987)	(11,527)	437,640	—	—	(546,625)	(108,985)
12-31-09	58,073	—	468	(46,106)	12,435	471,092	—	3,920	(341,318)	133,694
Class I
12-31-10	209,072	—	—	(202,500)	6,572	2,364,025	—	—	(2,216,235)	147,790
12-31-09	4,323,326	—	146,831	(22,950,107)	(18,479,950)	29,855,750	—	1,252,469	(199,152,313)	(168,044,094)
Class S
12-31-10	1,217,656	—	—	(8,109,604)	(6,891,948)	13,813,707	—	—	(89,486,387)	(75,672,680)
12-31-09	3,912,409	—	332,250	(11,921,479)	(7,676,820)	29,892,031	—	2,830,768	(100,832,579)	(68,109,780)
Class S2
12-31-10	10,820	—	—	(209,856)	(199,036)	124,876	—	—	(2,309,184)	(2,184,308)
12-31-09	38,430	—	7,340	(387,077)	(341,307)	287,123	—	62,166	(3,195,505)	(2,846,216)
JPMorgan Emerging Markets Equity
Class ADV
12-31-10	1,017,886	—	34,624	(71,037)	981,473	21,144,685	—	644,006	(1,478,544)	20,310,147
12-31-09	98,452	—	1,679	(89,632)	10,499	1,538,665	—	26,418	(1,332,326)	232,757
Class I
12-31-10	3,016,197	—	769,797	(2,329,679)	1,456,315	63,538,190	—	14,633,837	(48,083,083)	30,088,944
12-31-09	5,774,338	—	290,120	(13,053,555)	(6,989,097)	91,174,230	—	4,636,115	(226,697,731)	(130,887,386)
Class S
12-31-10	716,704	—	2,349,280	(8,301,702)	(5,235,718)	15,202,256	—	44,565,836	(168,252,250)	(108,484,158)
12-31-09	7,975,815	—	572,127	(8,575,668)	(27,726)	116,535,212	—	9,131,223	(139,518,541)	(13,852,106)
Class S2
12-31-10	2,125	—	107,151	(194,022)	(84,746)	46,859	—	2,018,722	(3,980,459)	(1,914,878)
12-31-09	112,668	—	19,496	(216,573)	(84,409)	1,637,187	—	309,405	(3,435,590)	(1,488,998)
Liquid Assets
Class I
12-31-10	78,917,751	—	90,564	(102,843,768)	(23,835,453)	78,917,751	—	90,564	(102,856,621)	(23,848,306)
12-31-09	135,294,526	—	1,008,343	(186,998,551)	(50,695,682)	135,292,825	—	1,010,063	(186,998,551)	(50,695,663)
Class S
12-31-10	432,248,619	—	49,655	(885,372,565)	(453,074,291)	432,248,619	—	49,655	(885,378,787)	(453,080,513)
12-31-09	478,760,929	—	6,616,676	(1,333,326,078)	(847,948,473)	478,761,132	—	6,616,696	(1,333,326,078)	(847,948,250)

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

NOTE 11 — CAPITAL SHARES TRANSACTIONS (continued)

Year or	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Liquid Assets (continued)
Class S2
12-31-10	117,275,264	—	5,349	(66,161,488)	51,119,125	117,294,496	—	5,349	(66,161,477)	51,138,368
12-31-09	35,870,529	—	401,153	(73,601,489)	(37,329,807)	35,870,544	—	401,153	(73,601,489)	(37,329,792)
Marsico Growth
Class ADV
12-31-10	398,902	—	1,096	(223,108)	176,890	5,998,915	—	15,467	(3,221,980)	2,792,402
12-31-09	110,941	—	28	(152,662)	(41,693)	1,355,762	—	338	(1,871,838)	(515,738)
Class I
12-31-10	2,028,682	—	96,572	(3,811,559)	(1,686,305)	30,618,318	—	1,381,948	(58,892,516)	(26,892,250)
12-31-09	3,874,857	—	224,297	(13,455,455)	(9,356,301)	45,416,820	—	2,709,502	(162,641,841)	(114,515,519)
Class S
12-31-10	3,415,146	—	211,236	(6,011,088)	(2,384,706)	52,886,232	—	2,997,442	(89,670,376)	(33,786,702)
12-31-09	3,408,171	—	353,863	(6,262,837)	(2,500,803)	40,860,759	—	4,239,273	(75,778,235)	(30,678,203)
Class S2
12-31-10	36,790	—	5,184	(159,035)	(117,061)	546,051	—	73,088	(2,402,668)	(1,783,529)
12-31-09	87,169	—	9,214	(151,631)	(55,248)	985,818	—	109,645	(1,836,791)	(741,328)
Marsico International Opportunities
Class ADV
12-31-10	308,924	—	4,390	(299,191)	14,123	3,234,359	—	43,156	(2,942,571)	334,944
12-31-09	136,100	—	2,970	(250,027)	(110,957)	1,229,250	—	26,436	(2,359,020)	(1,103,334)
Class I
12-31-10	9,241,246	—	309,502	(8,711,059)	839,689	94,863,743	—	3,023,842	(97,824,649)	62,936
12-31-09	5,408,538	—	428,292	(17,683,737)	(11,846,907)	44,507,963	—	3,790,387	(171,798,491)	(123,500,141)
Class S
12-31-10	462,855	—	301,733	(4,470,362)	(3,705,774)	4,697,473	—	2,938,875	(46,002,008)	(38,365,660)
12-31-09	1,199,967	—	287,023	(5,600,786)	(4,113,796)	9,878,560	—	2,534,412	(48,793,656)	(36,380,684)
Class S2
12-31-10	51,341	—	—	(468)	50,873	567,766	—	—	(5,321)	562,445
12-31-09	—	—	—	(2)	(2)	—	—	—	(17)	(17)
MFS Total Return
Class ADV
12-31-10	159,828	—	954	(28,056)	132,726	2,281,863	—	13,111	(400,426)	1,894,548
12-31-09	50,565	—	3,305	(59,080)	(5,210)	614,064	—	45,051	(719,718)	(60,603)
Class I
12-31-10	349,842	—	40,087	(1,515,891)	(1,125,962)	4,958,057	—	551,595	(21,285,309)	(15,775,657)
12-31-09	471,474	—	241,622	(1,632,373)	(919,277)	5,912,582	—	3,291,532	(19,974,466)	(10,770,352)
Class S
12-31-10	2,126,957	—	285,658	(11,927,197)	(9,514,582)	29,884,632	—	3,933,509	(167,728,795)	(133,910,654)
12-31-09	4,218,947	—	1,558,869	(10,011,675)	(4,233,859)	54,178,334	—	21,266,755	(125,380,267)	(49,935,178)
Class S2
12-31-10	52,995	—	11,430	(292,889)	(228,464)	749,432	—	156,131	(4,082,821)	(3,177,258)
12-31-09	86,809	—	58,128	(385,808)	(240,871)	1,116,903	—	786,743	(4,664,112)	(2,760,466)
MFS Utilities
Class ADV
12-31-10	430,760	—	11,291	(45,426)	396,625	5,329,412	—	149,035	(565,199)	4,913,248
12-31-09	39,025	—	2,652	(51,786)	(10,109)	419,290	—	30,554	(544,656)	(94,812)
Class I
12-31-10	38,354	—	9,854	(115,644)	(67,436)	457,102	—	131,351	(1,414,581)	(826,128)
12-31-09	21,023	—	22,846	(122,989)	(79,120)	205,553	—	265,167	(1,255,468)	(784,748)
Class S
12-31-10	2,685,190	—	973,086	(5,991,587)	(2,333,311)	32,260,664	—	12,932,316	(72,226,792)	(27,033,812)
12-31-09	3,194,104	—	2,064,273	(6,727,426)	(1,469,049)	32,878,319	—	23,881,945	(67,661,991)	(10,901,727)
Class S2
12-31-10	6,077	—	165	(69)	6,173	79,958	—	2,200	(928)	81,230
12-31-09	—	—	—	—	—	—	—	—	—	—
Morgan Stanley Global Franchise
Class ADV
12-31-10	191,092	—	60	(7,754)	183,398	2,594,317	—	762	(104,596)	2,490,483
12-31-09	—	—	—	(1)	(1)	—	—	—	(6)	(6)

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

NOTE 11 — CAPITAL SHARES TRANSACTIONS (continued)

Year or	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Morgan Stanley Global Franchise (continued)
Class I
12-31-10	—	—	—	—	—	—	—	—	—	—
12-31-09	—	—	—	(2)	(2)	—	—	2	(24)	(22)
Class S
12-31-10	4,415,724	—	96,363	(3,335,907)	1,176,180	59,102,064	—	1,246,939	(42,188,754)	18,160,249
12-31-09	2,981,666	—	2,277,715	(3,258,153)	2,001,228	33,546,000	—	23,688,233	(35,924,564)	21,309,669
Class S2
12-31-10	71,100	—	14,474	(533,061)	(447,487)	965,686	—	186,281	(6,943,839)	(5,791,872)
12-31-09	44,114	—	531,413	(615,710)	(40,183)	481,488	—	5,500,122	(6,698,555)	(716,945)
Morgan Stanley Global Tactical Asset Allocation
Class ADV
04-30-10(1)- 12-31-10	18,966	—	561	(9,984)	9,543	183,429	—	5,514	(98,841)	90,102
Class S
12-31-10	3,073,809	—	330,883	(1,409,155)	1,995,537	29,859,929	—	3,241,407	(13,403,318)	19,698,018
12-31-09	4,541,155	—	148,348	(1,086,226)	3,603,277	40,087,976	—	1,437,491	(10,398,727)	31,126,740
PIMCO Total Return Bond
Class ADV
12-31-10	5,752,936	—	100,940	(105,467)	5,748,409	69,556,581	—	1,181,003	(1,248,928)	69,488,656
12-31-09	—	—	—	(3)	(3)	—	—	1	(29)	(28)
Class I
12-31-10	23,495,506	—	2,080,606	(20,937,256)	4,638,856	294,655,703	—	24,904,853	(259,894,539)	59,666,017
12-31-09	31,271,933	—	6,560,548	(83,876,319)	(46,043,838)	364,785,527	—	74,790,249	(1,004,806,441)	(565,230,665)
Class S
12-31-10	44,269,391	—	20,434,670	(62,853,104)	1,850,957	551,480,474	—	244,807,344	(776,828,393)	19,459,425
12-31-09	63,172,515	—	16,839,243	(18,226,662)	61,785,096	739,149,851	—	192,135,766	(213,646,644)	717,638,973
Class S2
12-31-10	686,327	—	459,473	(1,187,942)	(42,142)	8,466,784	—	5,481,509	(14,655,640)	(707,347)
12-31-09	995,749	—	403,642	(700,017)	699,374	11,547,438	—	4,585,372	(8,266,848)	7,865,962
Pioneer Mid Cap Value
Class ADV
12-31-10	263,001	—	1,990	(11,503)	253,488	2,612,029	—	20,956	(112,667)	2,520,318
12-31-09	50,776	—	568	(7,253)	44,091	436,800	—	5,285	(57,636)	384,449
Class I
12-31-10	4,949,015	—	282,309	(4,521,631)	709,693	48,691,338	—	3,006,025	(45,203,734)	6,493,629
12-31-09	12,986,088	—	362,375	(29,151,494)	(15,803,031)	100,218,198	—	3,362,117	(256,868,345)	(153,288,030)
Class S
12-31-10	2,005,346	—	465,136	(10,257,788)	(7,787,306)	19,884,070	—	4,891,937	(100,511,015)	(75,735,008)
12-31-09	2,826,832	—	694,873	(8,253,308)	(4,731,603)	23,043,323	—	6,485,491	(65,506,866)	(35,978,052)
Class S2
12-31-10	—	—	—	—	—	—	—	—	—	—
12-31-09	—	—	—	(3)	(3)	—	—	—	(19)	(19)
T. Rowe Price Capital Appreciation
Class ADV
12-31-10	2,346,113	—	51,710	(317,743)	2,080,080	49,018,186	—	1,120,961	(6,528,382)	43,610,765
12-31-09	648,691	—	27,432	(1,037,691)	(361,568)	11,407,749	—	540,701	(18,031,900)	(6,083,450)
Class I
12-31-10	9,125,610	—	351,366	(4,603,034)	4,873,942	191,393,434	—	7,767,901	(96,422,070)	102,739,265
12-31-09	6,142,600	—	281,710	(2,123,080)	4,301,230	118,816,326	—	5,674,503	(37,997,738)	86,493,091
Class S
12-31-10	8,720,294	—	2,382,543	(17,657,261)	(6,554,424)	184,890,160	—	52,294,597	(370,073,074)	(132,888,317)
12-31-09	11,862,617	—	2,618,599	(13,085,659)	1,395,557	206,273,580	—	52,594,413	(219,078,983)	39,789,010
Class S2
12-31-10	80,180	—	55,591	(578,953)	(443,182)	1,688,526	—	1,209,755	(12,165,007)	(9,266,726)
12-31-09	77,254	—	65,665	(530,524)	(387,605)	1,352,449	—	1,311,433	(9,058,612)	(6,394,730)

(1)	Commencement of operations.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

NOTE 11 — CAPITAL SHARES TRANSACTIONS (continued)

Year or	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
period ended	#	#	#	#	#	($)	($)	($)	($)	($)
T. Rowe Price Equity Income
Class ADV
12-31-10	1,043,932	—	31,455	(339,121)	736,266	11,242,803	—	359,907	(3,563,057)	8,039,653
12-31-09	294,988	292,506	22,745	(404,710)	205,529	2,561,852	2,532,937	231,679	(3,628,346)	1,698,122
Class I
12-31-10	11,555,287	—	680,039	(6,236,477)	5,998,849	121,120,580	—	7,869,777	(68,963,285)	60,027,072
12-31-09	18,084,528	383,658	568,835	(4,897,547)	14,139,474	141,246,600	3,347,327	5,852,076	(44,289,708)	106,156,295
Class S
12-31-10	7,297,022	—	1,273,402	(12,930,984)	(4,360,560)	79,665,664	—	14,666,809	(137,252,647)	(42,920,174)
12-31-09	8,352,926	878,208	1,331,521	(10,760,021)	(197,366)	73,227,093	7,665,160	13,678,234	(90,078,972)	4,491,515
Class S2
12-31-10	1,522,747	—	90,869	(586,701)	1,026,915	16,346,628	—	1,040,339	(6,280,633)	11,106,334
12-31-09	915,532	—	76,637	(624,333)	367,836	8,504,433	—	782,644	(5,152,424)	4,134,653
Van Kampen Growth and Income
Class ADV
12-31-10	231,950	—	645	(21,851)	210,744	4,559,084	—	12,166	(434,538)	4,136,712
12-31-09	71,179	—	1,289	(52,567)	19,901	1,257,449	—	24,538	(837,754)	444,233
Class I
12-31-10	185,520	—	2,272	(115,799)	71,993	3,588,591	—	42,757	(2,307,744)	1,323,604
12-31-09	186,573	—	12,059	(160,378)	38,254	3,070,907	—	228,312	(2,693,859)	605,360
Class S
12-31-10	1,442,846	—	71,467	(5,258,569)	(3,744,256)	28,333,390	—	1,351,434	(103,558,654)	(73,873,830)
12-31-09	2,019,779	—	349,621	(4,506,591)	(2,137,191)	32,022,787	—	6,619,227	(71,552,219)	(32,910,205)
Class S2
12-31-10	30,493	—	6,685	(264,418)	(227,240)	561,648	—	125,744	(5,194,934)	(4,507,542)
12-31-09	69,193	—	28,327	(270,516)	(172,996)	1,125,166	—	532,094	(4,352,117)	(2,694,857)
Wells Fargo Health Care
Class ADV
12-31-10	—	—	—	—	—	—	—	—	—	—
12-31-09	—	—	—	(1)	(1)	—	—	—	(6)	(6)
Class I
12-31-10	146,035	—	—	(490,668)	(344,633)	1,527,226	—	—	(5,131,276)	(3,604,050)
12-31-09	551,513	—	—	(443,740)	107,773	5,173,853	—	—	(3,983,671)	1,190,182
Class S
12-31-10	2,025,948	—	—	(4,329,911)	(2,303,963)	21,498,731	—	—	(44,297,499)	(22,798,768)
12-31-09	3,422,085	—	—	(4,929,385)	(1,507,300)	30,067,991	—	—	(42,770,509)	(12,702,518)
Class S2
12-31-10	—	—	—	—	—	—	—	—	—	—
12-31-09	—	—	—	(1)	(1)	—	—	—	(4)	(4)

NOTE 12 — SECURITIES LENDING

Under an agreement with The Bank of New York Mellon (“BNY”), the Portfolios can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the close of business of the Portfolios at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Portfolios on the next business day. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the “Agreement”). The Portfolios bear the risk of loss with respect to the investment of collateral. Currently, the cash collateral is invested in the BNY Mellon Overnight Government Fund (formerly, The BNY Institutional Cash Reserves Fund — Series A) and the BNY Institutional Cash Reserves Fund — Series B (“BICR — Series B”), each a series within the BNY Institutional Cash Reserves Trust (collectively, the “BICR Fund”). BNY serves as investment manager, custodian and operational trustee of the BICR Fund. As of December 31, 2010, and throughout the period covered by this report, BICR — Series B held certain defaulted securities issued by Lehman Brothers Holdings, Inc. (the “Lehman Securities”). The Lehman Securities have market values significantly below amortized cost. On May 22, 2009, the Portfolios agreed to the terms of a capital support

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

NOTE 12 — SECURITIES LENDING (continued)

agreement (the “Capital Support Agreement”) extended by The Bank of New York Mellon Corporation (“BNYC”), an affiliated company of BNY, for the Lehman Securities held by BICR — Series B. Under the terms of the Capital Support Agreement, BNYC will support the value of the Lehman Securities up to 80% of the par value (the remaining 20% of the par value represents an unrealized loss to the Portfolios) and subject, in part, to the Portfolios’ continued participation in the BNY securities lending program through September 15, 2011. At September 15, 2011, if the Portfolios have complied with the requirements under the Capital Support Agreement to continue to participate in the BNY securities lending program and if such securities have not otherwise been sold, the Portfolios will have the right to sell the defaulted securities to BNYC at a price equal to 80% of par value. The recorded value of each Portfolio’s investment in BICR — Series B includes the value of the underlying securities held by BICR — Series B and the estimated value of the support to be provided by BNYC. The investments in the BNY Mellon Overnight Government Fund and in BICR — Series B are included in the Summary Portfolio of Investments under Securities Lending Collateral and the unrealized loss on BICR — Series B is included in Net Unrealized Appreciation on the Statements of Assets and Liabilities.

Generally, in the event of counterparty default, the Portfolios have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Portfolios in the event the Portfolios are delayed or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Portfolio. At December 31, 2010, the following Portfolios had securities on loan with the following market values:

Portfolio	Value of Securities Loaned	Cash Collateral Received*
Artio Foreign	$9,615,779	$13,115,163
Clarion Global Real Estate	18,647,354	19,605,546
FMRSM Diversified Mid Cap	87,403,414	89,632,075
Global Resources	18,986,604	19,426,797
Janus Contrarian	23,739,374	24,369,931
JPMorgan Emerging Markets Equity	45,222,761	46,997,179
Marsico Growth	18,294,142	18,753,283
Marsico International Opportunities	1,765,534	1,817,608
MFS Total Return	5,108,828	5,254,750
Morgan Stanley Global Franchise	$4,403,264	$4,526,919
PIMCO Total Return Bond	155,529,717	158,917,083
Pioneer Mid Cap Value	14,116,689	14,533,579
T. Rowe Price Capital Appreciation	46,562,855	47,680,220
T. Rowe Price Equity Income	12,763,898	13,098,544
Van Kampen Growth and Income	25,214,985	25,958,533

*	Cash collateral received was invested in the BICR Fund, the fair value of which is presented in the Portfolio’s Summary Portfolio of Investments.

NOTE 13 — CONCENTRATION OF INVESTMENT RISKS

All mutual funds involve risk—some more than others—and there is always the chance that you could lose money or not earn as much as you hope. Each Portfolio’s risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. For more information regarding the types of securities and investment techniques that may be used by each Portfolio and its corresponding risks, see the Portfolios’ most recent Prospectus and/or the Statement of Additional Information.

Non-Diversified. Certain Portfolios are classified as non-diversified investment companies under the 1940 Act, which means that each Portfolio is not limited by the 1940 Act in the proportion of assets that they may invest in the obligations of a single issuer. Declines in the value of that single company can significantly impact the value of a Portfolio. The investment of a large percentage of a Portfolio’s assets in the securities of a small number of issuers may cause a Portfolio’s share price to fluctuate more than that of a diversified investment company. Conversely, even though classified as nondiversified, a Portfolio may actually maintain a portfolio that is diversified with a large number of issuers. In such an event, a Portfolio would benefit less from appreciation in a single corporate issuer than if it had greater exposure to that issuer.

Concentration. Certain Portfolios concentrate (for purposes of the 1940 Act) their assets in securities related to a particular industry, which means that at least 25% of their assets will be invested in that particular industry at all times. As a result, a Portfolio may be subject to greater market fluctuation than a portfolio which has securities representing a broader range of investment alternatives.

Foreign Securities. Investments in foreign securities may entail risks not present in domestic investments. Since securities in which the Portfolios may invest are denominated in foreign currencies, changes in the relationship of these foreign currencies to the U.S.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

NOTE 13 — CONCENTRATION OF INVESTMENT RISKS (continued)

dollar can significantly affect the value of the investments and earnings of the Portfolios. Foreign investments may also subject the Portfolios to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, as well as changes vis-a-vis the U.S. dollar from movements in currency, and changes in security value and interest rate, all of which could affect the market and/or credit risk of the Portfolios’ investments.

Emerging Markets Risk. Emerging market countries are generally defined as countries in the initial stage of their industrialization cycles with low per capita income. Investment in emerging market countries presents risks in a greater degree than, and in addition to, those presented by investment in foreign issuers in general as these countries may be less politically and economically stable than other countries. A number of emerging market countries restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital, and proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar from time to time, and devaluation may occur after investments in those currencies by a Portfolio. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

NOTE 14 — REORGANIZATIONS

On July 18, 2009, T. Rowe Price Equity Income (“Acquiring Portfolio”) acquired all of the net assets of ING American Century Large Company Value Portfolio (“Acquired Portfolio”), an open-end investment company in a tax-free reorganization in exchange for shares of the Acquiring Portfolio, pursuant to a plan of reorganization approved by the Acquired Portfolio’s shareholders on June 30, 2009. The primary purposes of the transaction were to lower the overall net expense ratios of the Acquired Portfolio and combine comparable investment objectives, policies, restrictions, management and portfolio holdings of the Acquiring and Acquired Portfolios. For financial reporting purposes, assets received and shares issued by the Acquiring Portfolio were recorded at fair value; however, the cost basis of the investments received from the Acquired Portfolio was carried forward to align ongoing reporting of the Acquiring Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Assuming the acquisition had been completed on January 1, 2009, the beginning of the annual reporting period of the Acquiring Portfolio, the Acquiring Portfolio’s pro forma results of operations for the year ended December 31, 2009, are as follows:

Net investment income	$ 22,451,289
Net realized and unrealized gain on investments	$248,205,432
Net increase in net assets resulting from operations	$270,656,721

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Portfolio that have been included in the Acquiring Portfolio’s statement of operations since December 31, 2009. Net assets and unrealized depreciation as of the reorganization date were as follows:

Acquiring Portfolio	Acquired Portfolio	Total Net Assets of Acquired Portfolio (000s)	Total Net Assets of Acquiring Portfolio (000s)	Acquired Capital Loss Carryforwards (000s)	Acquired Portfolio Unrealized Depreciation (000s)	Conversion Ratio
T. Rowe Price Equity Income	ING American Century Large Company Value Portfolio	$13,545	$1,060,241	$14,025	$(3,096)	0.5284

The net assets of T. Rowe Price Equity Income after the acquisition were $1,073,785,613.

On August 8, 2009, Artio Foreign (“Acquiring Portfolio”) acquired all of the net assets of ING International Growth Opportunities Portfolio (“Acquired Portfolio”), an open-end investment company in a tax-free reorganization in exchange for shares of the Acquiring Portfolio, pursuant to a plan of reorganization approved by the Acquired Portfolio’s shareholders on July 30, 2009. The primary purposes of the transaction were to lower the overall net expense ratios of the Acquired Portfolio and combine comparable investment objectives of the Acquiring and Acquired Portfolios. For financial reporting purposes, assets received and shares issued by the Acquiring Portfolio

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

NOTE 14 — REORGANIZATIONS (continued)

were recorded at fair value; however, the cost basis of the investments received from the Acquired Portfolio was carried forward to align ongoing reporting of the Acquiring Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Assuming the acquisition had been completed on January 1, 2009, the beginning of the annual reporting period of the Acquiring Portfolio, the Acquiring Portfolio’s pro forma results of operations for the year ended December 31, 2009, are as follows:

Net investment income	$ 29,262,508
Net realized and unrealized gain on investments	$298,598,236
Net increase in net assets resulting from operations	$327,860,744

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Portfolio that have been included in the Acquiring Portfolio’s statement of operations since December 31, 2009. Net assets and unrealized appreciation as of the reorganization date were as follows:

Acquiring Portfolio	Acquired Portfolio	Total Net Assets of Acquired Portfolio (000s)	Total Net Assets of Acquiring Portfolio (000s)	Acquired Capital Loss Carryforwards (000s)	Acquired Portfolio Unrealized Appreciation (000s)	Conversion Ratio
Artio Foreign	ING International Growth
	Opportunities Portfolio	$78,581	$1,790,349	$47,454	$6,643	0.4739

The net assets of Artio Foreign after the acquisition were $1,868,930,051.

NOTE 15 — UNFUNDED LOAN COMMITMENTS

Certain Portfolios may enter in credit agreements, all or a portion of which may be unfunded. The Portfolios are obligated to fund these loan commitments at the borrower’s discretion. Funded portions of the credit agreements are presented in the Summary Portfolio of Investments.

At December 31, 2010, T. Rowe Price Capital Appreciation had the following unfunded loan commitments:

Loan	Unfunded Commitments	Unrealized Appreciation at 12/31/10*
Bausch & Lomb, Inc.	$3,274,624	$68,515
Intelsat Jackson Holdings Ltd.	23,942,468	323,164
Univision Communications, Inc.	1,173,439	17,186
Worldpay	1,435,500	26,825
	$29,826,031	$435,690

*	Unfunded loan commitments are marked to market daily and any unrealized appreciation or depreciation is included in the Portfolio’s Statement of Assets and Liabilities and Statement of Operations.

NOTE 16 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, income from passive foreign investment companies (PFICs), and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

The following permanent tax differences have been reclassified as of December 31, 2010:

	Paid-in Capital	Undistributed Net Investment Income	Accumulated Net Realized Gains/(Losses)
Artio Foreign	$—	$620,909	$(620,909)
Clarion Global Real Estate	—	7,484,014	(7,484,014)
FMRSM Diversified Mid Cap	—	1,130,783	(1,130,783)
Global Resources	—	42,111	(42,111)
Janus Contrarian	—	2,420,067	(2,420,067)
JPMorgan Emerging Markets Equity	—	7,249,296	(7,249,296)
Liquid Assets	—	708	(708)

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

NOTE 16 — FEDERAL INCOME TAXES (continued)

	Paid-in Capital	Undistributed Net Investment Income	Accumulated Net Realized Gains/(Losses)
Marsico Growth(1)	$(324,938,221)	$8,065	$324,930,156
Marsico International Opportunities	—	3,390,146	(3,390,146)
MFS Total Return	—	667,717	(667,717)
MFS Utilities	—	1,036,537	(1,036,537)
Morgan Stanley Global Franchise	—	4,387,933	(4,387,933)
Morgan Stanley Global Tactical Asset Allocation	—	292,178	(292,178)
PIMCO Total Return Bond (2)	—	55,590,460	(55,590,460)
Pioneer Mid Cap Value	—	(543,085)	543,085
T. Rowe Price Capital Appreciation	—	262,275	(262,275)
T. Rowe Price Equity Income	—	8,540	(8,540)
Van Kampen Growth and Income	—	2,804	(2,804)
Wells Fargo Health Care	—	(17,174)	17,174

(1)	$324,938,221 relates to the expiration of capital loss carryforwards.

(2)	$46,857,472 relates to the tax treatment of swaps, foreign currency transactions and paydowns.

Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended December 31, 2010			Year Ended December 31, 2009
	Ordinary Income	Long-Term Capital Gains	Return of Capital	Ordinary Income	Long-Term Capital Gains	Return of Capital	Dividends Paid Deduction on Redemptions
Artio Foreign	$—	$—	$—	$62,174,193	$—	$—	$—
Clarion Global Real Estate	34,408,351	—	—	10,259,737	—	—	—
FMRSM Diversified Mid Cap	1,891,747	—	—	4,683,164	—	—	—
Global Resources	8,490,761	—	—	2,729,574	—	—	—
Janus Contrarian	—	—	—	4,149,323	—	—	—
JPMorgan Emerging Markets Equity	5,689,366	56,173,035	—	14,103,161	—	—	—
Liquid Assets	145,568	—	—	8,027,912	—	—	—
Marsico Growth	4,467,945	—	—	7,058,758	—	—	—
Marsico International Opportunities	6,005,873	—	—	6,351,237	—	—	—
MFS Total Return	4,654,346	—	—	25,390,081	—	—	—
MFS Utilities	13,214,902	—	—	23,557,194	—	620,515	—
Morgan Stanley Global Franchise	1,433,982	—	—	20,348,723	8,839,790	—	—
Morgan Stanley Global Tactical Asset Allocation	2,473,297	1,541,863	—	1,580,501	518,136	—	161,448
PIMCO Total Return Bond	268,124,273	8,250,436	—	216,581,798	54,929,666	—	—
Pioneer Mid Cap Value	7,918,918	—	—	9,852,901	—	—	—
T. Rowe Price Capital Appreciation	62,393,214	—	—	60,121,050	—	—	—
T. Rowe Price Equity Income	23,936,832	—	—	20,544,633	—	—	—
Van Kampen Growth and Income	1,532,101	—	—	7,404,171	—	—	—

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2010 were:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Unrealized Appreciation/ (Depreciation)	Post-October Capital Loss Deferred	Post-October Currency Loss Deferred	Post-October PFIC Loss Deferred	Capital Loss Carryforwards	Expiration Dates
Artio Foreign	$11,699,843	$—	$135,608,946	$—	$(628,956)	$—	$(8,524,839)	2015
							(282,954,941)	2016
							(297,755,976)	2017
							$(589,235,756)*
Clarion Global Real Estate	14,319,188	—	60,295,569	—	—	—	(20,588,432)	2015
							(76,339,565)	2016
							(138,763,608)	2017
							(9,458,504)	2018
							$(245,150,109)*

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

NOTE 16 — FEDERAL INCOME TAXES (continued)

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Unrealized Appreciation/ (Depreciation)	Post-October Capital Loss Deferred	Post-October Currency Loss Deferred	Post-October PFIC Loss Deferred	Capital Loss Carryforwards	Expiration Dates
FMRSM Diversified Mid Cap	$2,495,935	$—	$372,350,078	$—	$(39,542)	$—	$(111,124,163)	2016
							(182,829,613)	2017
							$(293,953,776)*
Global Resources	5,902,004	—	175,276,563	—	(19,407)	—	(13,763,230)	2016
							(177,383,563)	2017
							$(191,146,793)
Janus Contrarian	3,397,985	—	44,306,547	—	(407,942)	—	(25,190,774)	2016
							(280,055,784)	2017
							$(305,246,558)
JPMorgan Emerging Markets Equity	9,841,567	35,076,027	315,631,129	—	—	—	—	—
Liquid Assets	292,515	—	(1,022)	—	—	—	—	—
Marsico Growth	2,075,693	—	205,418,052	—	—	—	(110,597,085)	2011
							(116,725,262)	2016
							(51,567,144)	2017
							$(278,889,491)
Marsico International Opportunities	8,810,385	—	35,292,913	—	(890,615)	(1,572,365)	(73,742,322)	2016
							(82,466,488)	2017
							$(156,208,810)
MFS Total Return	22,882,856	—	95,108,497	—	—	—	(58,090,117)	2016
							(133,304,957)	2017
							$(191,395,074)
MFS Utilities	2,713,619	—	77,557,752	—	—	—	(17,441,017)	2016
							(100,265,704)	2017
							(11,988,077)	2018
							$(129,694,798)
Morgan Stanley Global Franchise	9,409,118	—	56,057,164	—	—	—	$(7,925,593)	2017
Morgan Stanley Global Tactical Asset Allocation	838,871	—	4,072,516	(234,883)	—	(964)	—
PIMCO Total Return Bond	233,213,252	46,291,601	71,823,416	(15,777,156)	—	—	—
Pioneer Mid Cap Value	1,510,751	—	114,654,231	—	—	—	(63,136,820)	2016
							(138,590,943)	2017
							$(201,727,763)*
T. Rowe Price Capital Appreciation	17,343,096	—	486,224,046	—	(56,941)	—	$(182,172,579)	2017
T. Rowe Price Equity Income	4,546,108	—	133,925,148	(6,144,904)	—	—	(4,004,428)	2015
							(17,005,247)	2016
							(82,123,990)	2017
							(7,138,763)	2018
							$(110,272,428)*
Van Kampen Growth and Income	7,094,993	—	90,212,229	—	—	—	$(62,714,901)	2017
Wells Fargo Health Care	1,133,983	—	23,157,518	—	—	—	(5,366,145)	2016
							(16,678,678)	2017
							$(22,044,823)

*	Utilization of these capital losses is subject to annual limitations under Section 382 of the Internal Revenue Code. Amounts and years of expiration may be adjusted to reflect future gain/loss activity to comply with the limitation rules.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

NOTE 16 — FEDERAL INCOME TAXES (continued)

The Portfolios’ major tax jurisdictions are federal, Arizona, and Massachusetts. The earliest tax year that remains subject to examination by these jurisdictions is 2006.

As of December 31, 2010, no provisions for income tax would be required in the Portfolios’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Portfolios’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Portfolios. In general, the provisions of the Act will be effective for the Portfolios’ fiscal year ending December 31, 2011. Although the Act provides several benefits, including the unlimited carryforward of future capital losses, there may be a greater likelihood that all or a portion of each Portfolio’s pre-enactment capital loss carryforwards may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryforwards. Relevant information regarding the impact of the Act on the Portfolios, if any, will be contained within the Federal Income Taxes section of the notes to financial statements for the fiscal year ending December 31, 2011.

NOTE 17 — LITIGATION

On December 7, 2010, ING Investments (the “Adviser”), IFS, ING Variable Insurance Trust (collectively, “ING Entities”) and T. Rowe Price Equity Income, along with 28,000 other defendants, were additionally named in a putative class action complaint (the “Tribune Complaint”) filed in the United States Bankruptcy Court for the District of Delaware in the matter of Official Committee of Unsecured Creditors of the Tribune Company v. FitzSimons, et al.

The lawsuit arises out of a leverage buyout transaction (the “LBO”) by which Tribune Co. (“Tribune”) converted to a privately held company in 2007. The LBO happened in two steps. The first step occurred in June 2007 when Tribune executed a tender offer that resulted in beneficial owners tendering their shares in exchange for $34 per share. The second step occurred in December 2007 when the remaining Tribune shares held by beneficial owners were converted to a right to receive cash, again at $34 per share. The Tribune Complaint alleges that certain parties engaged in misconduct in connection with the LBO, and that the LBO damaged Tribune and ultimately forced Tribune to file for bankruptcy in December 2008. The Tribune Complaint seeks to recover payments made to beneficial owners in 2007 (“LBO Proceeds”) in connection with the LBO.

T. Rowe Price Equity Income received $18,125,400 from the sales of Tribune shares in connection with the LBO. To date, none of the ING Entities nor T.Rowe Price Equity Income has been served with the amended complaint. The Official Committee of the Unsecured Creditors has requested until September 1, 2011 to serve all of the defendants. Pending its consideration of the Tribune Company’s proposed plan of reorganization, the Bankruptcy Court has stayed all proceedings in this lawsuit through April 1, 2011. If and when served, the ING Entities and T.Rowe Price Equity Income intend to vigorously defend themselves against the claims alleged in the Tribune Complaint.

NOTE 18 — SUBSEQUENT EVENTS

Subsequent to December 31, 2010, the following Portfolios paid dividends and distributions of:

	Per Share Amount
	Net Investment Income	Short-Term Capital Gains	Long-Term Capital Gains	Payable Date	Record Date
Morgan Stanley Global Tactical Asset Allocation
Class ADV	$0.0073	$0.6935	$0.1399	January 21, 2011	January 19, 2011
Class S	$0.0093	$0.6935	$0.1399	January 21, 2011	January 19, 2011

Effective on our about January 21, 2011, T. Rowe Price Associates, Inc. began managing Marsico International Opportunities pursuant to a new sub-advisory agreement. Additionally, the Portfolio’s principal investment strategies were changed and the Portfolio was renamed “ING T. Rowe Price International Stock Portfolio.”

Effective January 21, 2011, Morgan Stanley Global Tactical Asset Allocation merged into ING American Funds World Allocation Portfolio, which is not included in this report. Effective January 21, 2011, ING BlackRock Large Cap Value Portfolio, which is not included in this report, merged into T. Rowe Price Equity Income.

The Portfolios have evaluated events occurring after the Statements of Assets and Liabilities date (subsequent events) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

ING ARTIO FOREIGN PORTFOLIO

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2010

Shares			Value	Percent of Net Assets

COMMON STOCK: 95.0%
		Australia: 2.2%
2,684,073		Macquarie Airports Management Ltd.	$8,204,115	0.8
297,146		Newcrest Mining Ltd.	12,325,175	1.2
		Other Securities	1,442,224	0.2
			21,971,514	2.2

		Austria: 1.0%
213,828		Erste Bank der Oesterreichischen Sparkassen AG	10,092,034	1.0

		Brazil: 1.7%
780,399	@	Hypermarcas S.A.	10,591,801	1.0
		Other Securities	6,654,965	0.7
			17,246,766	1.7

		Canada: 5.9%
360,001		Barrick Gold Corp.	19,232,881	1.9
67,133		First Quantum Minerals Ltd.	7,291,928	0.7
278,205	@	Ivanhoe Mines Ltd.	6,435,397	0.6
247,090	@	Silver Wheaton Corp.	9,686,783	1.0
		Other Securities	17,721,299	1.7
			60,368,288	5.9

		China: 5.2%
82,718	@	Baidu.com ADR	7,984,769	0.8
10,054,410		China Construction Bank	9,007,214	0.9
2,044,000		China Yurun Food Group Ltd.	6,711,385	0.6
		Other Securities	29,665,764	2.9
			53,369,132	5.2

		Czech Republic: 1.2%
53,626		Komercni Banka A/S	12,688,336	1.2

		Denmark: 1.7%
87,327		Novo-Nordisk A/S	9,838,655	1.0
		Other Securities	7,372,950	0.7
			17,211,605	1.7

		Finland: 1.2%
		Other Securities	12,658,610	1.2

		France: 5.0%
102,870		BNP Paribas	6,551,441	0.6
112,558		Cie Generale D’Optique Essilor International S.A.	7,252,221	0.7
60,430		LVMH Moet Hennessy Louis Vuitton S.A.	9,953,104	1.0
		Other Securities	27,328,980	2.7
			51,085,746	5.0

		Germany: 6.3%
166,729	@	DaimlerChrysler AG	11,281,702	1.1
281,998		Fraport AG Frankfurt Airport Services Worldwide	17,804,332	1.7
98,358		Fresenius AG	8,253,656	0.8

COMMON STOCK: (continued)
		Germany: (continued)
67,701		MAN AG	$8,063,590	0.8
		Other Securities	18,964,270	1.9
			64,367,550	6.3

		Greece: 0.7%
287,639		Coca-Cola Hellenic Bottling Co. S.A.	7,451,912	0.7

		Hong Kong: 6.4%
2,122,000		China Resources Enterprise	8,689,624	0.8
5,176,000		Hang Lung Properties Ltd.	24,192,742	2.4
1,390,000		Li & Fung Ltd.	8,064,818	0.8
		Other Securities	24,457,296	2.4
			65,404,480	6.4

		India: 5.4%
539,177		Adani Enterprises Ltd.	7,835,740	0.8
217,519		Larsen & Toubro Ltd.	9,627,051	0.9
		Other Securities	38,091,127	3.7
			55,553,918	5.4

		Indonesia: 0.1%
		Other Securities	975,991	0.1

		Ireland: 0.7%
859,945	@	Dragon Oil PLC	7,213,134	0.7

		Israel: 0.5%
		Other Securities	5,049,989	0.5

		Italy: 0.7%
		Other Securities	6,725,086	0.7

		Japan: 8.2%
223,528		Komatsu Ltd.	6,727,492	0.7
176,400		Uni-Charm Corp.	7,004,738	0.7
		Other Securities	69,997,943	6.8
			83,730,173	8.2

		Kenya: 0.1%
		Other Securities	704,293	0.1

		Lebanon: 0.2%
102,506	#	Solidere GDR	1,960,940	0.2

		Luxembourg: 0.7%
		Other Securities	7,075,402	0.7

		Macau: 0.4%
		Other Securities	3,900,296	0.4

		Malaysia: 0.0%
		Other Securities	484,130	0.0

		Mexico: 1.2%
117,963		Fomento Economico Mexicano SA de CV ADR	6,596,491	0.7
		Other Securities	5,189,270	0.5
			11,785,761	1.2

See Accompanying Notes to Financial Statements

ING ARTIO FOREIGN PORTFOLIO

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2010 (CONTINUED)

Shares			Value	Percent of Net Assets

COMMON STOCK: (continued)
		Netherlands: 3.0%
261,503		Royal Dutch Shell PLC — Class A	$8,731,162	0.9
		Other Securities	22,016,387	2.1
			30,747,549	3.0

		Nigeria: 0.4%
		Other Securities	3,951,787	0.4

		Norway: 0.5%
		Other Securities	4,839,263	0.5

		Portugal: 0.3%
		Other Securities	2,844,671	0.3

		Romania: 0.2%
		Other Securities	2,509,471	0.2

		Russia: 6.0%
10,948	@, #	Mail.ru Group Ltd. GDR	394,128	0.0
76,599	@	Pharmstandard	7,605,486	0.8
6,592,029		Sberbank of Russian Federation	22,520,845	2.2
1,405,693	L	VTB Bank OJSC GDR	9,273,230	0.9
		Other Securities	21,040,204	2.1
			60,833,893	6.0

		South Africa: 2.4%
697,023		Shoprite Holdings Ltd.	10,551,193	1.0
475,213		Standard Bank Group Ltd.	7,760,701	0.8
		Other Securities	6,380,239	0.6
			24,692,133	2.4

		South Korea: 1.5%
283,522	@	Celltrion, Inc.	8,357,543	0.8
46,401		Hyundai Motor Co.	7,084,482	0.7
			15,442,025	1.5

		Sweden: 1.4%
471,827	@	Volvo AB — B Shares	8,311,608	0.8
		Other Securities	6,270,525	0.6
			14,582,133	1.4

		Switzerland: 6.2%
57,882	@	Dufry Group	7,788,819	0.8
161,108		Nestle S.A.	9,438,298	0.9
943,157		Xstrata PLC	22,349,190	2.2
		Other Securities	23,873,686	2.3
			63,449,993	6.2

		Taiwan: 2.7%
904,450		High Tech Computer Corp.	27,883,124	2.7

		Ukraine: 0.2%
		Other Securities	1,650,215	0.2

COMMON STOCK: (continued)
		United Kingdom: 13.4%
732,322		BG Group PLC	$14,855,304	1.4
396,821		BHP Billiton PLC	15,964,774	1.6
16,972,781	@	Lloyds TSB Group PLC	17,520,996	1.7
211,394	@	Pharmstandard — Reg S GDR	6,029,450	0.6
439,523		Rio Tinto PLC	31,329,793	3.1
3,148,135		Vodafone Group PLC	8,264,291	0.8
		Other Securities	43,255,873	4.2
			137,220,481	13.4

		United States: 0.1%
		Other Securities	1,401,026	0.1

		Total Common Stock
		(Cost $837,330,644)	971,122,850	95.0

EXCHANGE-TRADED FUNDS: 2.3%
		United States: 2.3%
385,593		Market Vectors — Gold Miners ETF	23,702,402	2.3

		Total Exchange-Traded Funds
		(Cost $19,515,592)	23,702,402	2.3

PREFERRED STOCK: 0.8%
		Germany: 0.8%
47,187		Volkswagen AG	7,672,073	0.8

		Total Preferred Stock
		(Cost $5,686,781)	7,672,073	0.8

RIGHTS: 0.0%
		Canada: 0.0%
278,205		Ivanhoe Mines Ltd.	374,932	0.0

		Total Rights
		(Cost $—)	374,932	0.0

		Total Long-Term Investments
		(Cost $862,533,017)	1,002,872,257	98.1

SHORT-TERM INVESTMENTS: 2.5%
		Mutual Funds: 1.3%
13,021,451		Blackrock Liquidity Funds TempFund Portfolio — Class I	13,021,451	1.3

		Total Mutual Funds
		(Cost $13,021,451)	13,021,451	1.3

See Accompanying Notes to Financial Statements

ING ARTIO FOREIGN PORTFOLIO

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2010 (CONTINUED)

Shares			Value	Percent of Net Assets

SHORT-TERM INVESTMENTS: (continued)
		Securities Lending Collateralcc: 1.2%
10,653,388		BNY Mellon Overnight Government Fund(1)	$10,653,388	1.0
2,461,775	R	BNY Institutional Cash Reserves Fund, Series B(1)(2)	1,969,420	0.2

		Total Securities Lending Collateral
		(Cost $13,115,163)	12,622,808	1.2

		Total Short-Term Investments
		(Cost $26,136,614)	25,644,259	2.5

		Total Investments in Securities
		(Cost $888,669,631)*	$1,028,516,516	100.6
		Other Assets and Liabilities — Net	(5,887,110)	(0.6)
		Net Assets	$1,022,629,406	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2010.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

@	Non-income producing security
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, these securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.
cc	Securities purchased with cash collateral for securities loaned.
(1)	Collateral received from brokers for securities lending was invested in these short-term investments.
(2)	On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Portfolio’s position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.
R	Restricted security
L	Loaned security, a portion or all of the security is on loan at December 31, 2010.
*	Cost for federal income tax purposes is $892,958,836.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$158,166,285
Gross Unrealized Depreciation	(22,608,605)
Net Unrealized Appreciation	$135,557,680

Industry	Percentage of Net Assets
Consumer Discretionary	14.6%
Consumer Staples	15.2
Energy	4.4
Financials	17.4
Health Care	7.9
Industrials	13.3
Information Technology	4.4
Materials	16.2
Telecommunication Services	1.7
Utilities	0.7
Other Long-Term Investments	2.3
Short-Term Investments	2.5
Other Assets and Liabilities — Net	(0.6)
Net Assets	100.0%

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2010 in valuing the Portfolio’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2010
Asset Table
Investments, at value
Common Stock
Australia	$—	$21,971,514	$—	$21,971,514
Austria	—	10,092,034	—	10,092,034
Brazil	17,246,766	—	—	17,246,766
Canada	60,368,288	—	—	60,368,288
China	13,623,742	39,745,390	—	53,369,132
Czech Republic	—	12,688,336	—	12,688,336
Denmark	1,837,141	15,374,464	—	17,211,605
Finland	—	12,658,610	—	12,658,610
France	—	51,085,746	—	51,085,746
Germany	1,398,132	62,969,418	—	64,367,550
Greece	—	7,451,912	—	7,451,912

See Accompanying Notes to Financial Statements

ING ARTIO FOREIGN PORTFOLIO

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2010 (CONTINUED)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2010
Hong Kong	$—	$65,404,480	$—	$65,404,480
India	—	55,553,918	—	55,553,918
Indonesia	975,991	—	—	975,991
Ireland	7,213,134	—	—	7,213,134
Israel	5,049,989	—	—	5,049,989
Italy	—	6,725,086	—	6,725,086
Japan	—	83,730,173	—	83,730,173
Kenya	704,293	—	—	704,293
Lebanon	1,960,940	—	—	1,960,940
Luxembourg	—	7,075,402	—	7,075,402
Macau	—	3,900,296	—	3,900,296
Malaysia	—	484,130	—	484,130
Mexico	11,785,761	—	—	11,785,761
Netherlands	—	30,747,549	—	30,747,549
Nigeria	3,951,787	—	—	3,951,787
Norway	—	4,839,263	—	4,839,263
Portugal	—	2,844,671	—	2,844,671
Romania	—	2,509,471	—	2,509,471
Russia	41,314,245	19,519,648	—	60,833,893
South Africa	—	24,692,133	—	24,692,133
South Korea	—	15,442,025	—	15,442,025
Sweden	—	14,582,133	—	14,582,133
Switzerland	1,861,790	61,588,203	—	63,449,993
Taiwan	—	27,883,124	—	27,883,124
Ukraine	—	1,650,215	—	1,650,215
United Kingdom	—	137,220,481	—	137,220,481
United States	1,401,026	—	—	1,401,026
Total Common Stock	170,693,025	800,429,825	—	971,122,850
Exchange-Traded Funds	23,702,402	—	—	23,702,402
Preferred Stock	—	7,672,073	—	7,672,073
Rights	374,932	—	—	374,932
Short-Term Investments	23,674,839	—	1,969,420	25,644,259
Total Investments, at value	$218,445,198	$808,101,898	$1,969,420	$1,028,516,516
Other Financial Instruments+:
Forward foreign currency contracts	—	282,971	—	282,971
Total Assets	$218,445,198	$808,384,869	$1,969,420	$1,028,799,487
Liabilities Table
Other Financial Instruments+:
Forward foreign currency contracts	$—	$(243,756)	$—	$(243,756)
Total Liabilities	$—	$(243,756)	$—	$(243,756)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio’s assets and liabilities during the period ended December 31, 2010:

	Beginning Balance 12/31/2009	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 12/31/2010
Asset Table
Investments, at value
Short-Term Investments	$1,969,420	$—	$—	$—	$—	$—	$—	$—	$1,969,420
Total Investments, at value	$1,969,420	$—	$—	$—	$—	$—	$—	$—	$1,969,420

As of December 31, 2010, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $0.

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Summary Portfolio of Investments and may include open forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized

See Accompanying Notes to Financial Statements

ING ARTIO FOREIGN PORTFOLIO

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2010 (CONTINUED)

gain/loss at measurement date which represents the amount due to/from the Portfolio. Swaps and written options are reported at their market value at measurement date.

Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period. It is the policy of the Portfolio to recognize transfers at the end of the reporting period.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

At December 31, 2010 the following forward foreign currency contracts were outstanding for the ING Artio Foreign Portfolio:

Counterparty	Currency	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation/ (Depreciation)
JPMorgan Chase & Co.	Japanese Yen
	JPY 807,155,424	BUY	3/16/11	$9,666,532	$9,949,503	$282,971
						$282,971
Credit Suisse First Boston	EU Euro
	EUR 7,681,616	SELL	3/16/11	$10,142,276	$10,262,406	$(120,130)
Credit Suisse First Boston	EU Euro
	EUR 7,681,616	SELL	3/16/11	10,138,780	10,262,406	(123,626)
						$(243,756)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2010 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$282,971
Total Asset Derivatives		$282,971

Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$243,756
Total Liability Derivatives		$243,756

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2010 was as follows:

	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*	Equity forwards	Total
Equity contracts	$—	$(1,235,611)	$(1,235,611)
Foreign exchange contracts	3,993,545	—	3,993,545
Total	$3,993,545	$(1,235,611)	$2,757,934

	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*	Equity forwards	Total
Equity contracts	$—	$—	$—
Foreign exchange contracts	641,865	—	641,865
Total	$641,865	$—	$641,865

*	Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

See Accompanying Notes to Financial Statements

ING CLARION GLOBAL
REAL ESTATE PORTFOLIO

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2010

Shares			Value	Percent of Net Assets

COMMON STOCK: 31.3%
		Australia: 0.3%
		Other Securities	$1,306,466	0.3

		Canada: 0.9%
205,200		Brookfield Properties Co.	3,597,156	0.9

		China: 0.3%
		Other Securities	1,262,100	0.3

		France: 0.5%
		Other Securities	1,998,529	0.5

		Hong Kong: 13.9%
956,470		Cheung Kong Holdings Ltd.	14,740,615	3.5
496,000		Hang Lung Group Ltd.	3,258,802	0.8
676,700		Hang Lung Properties Ltd.	3,162,911	0.8
1,044,500	L	Hongkong Land Holdings Ltd.	7,539,585	1.8
1,245,400		Sun Hung Kai Properties Ltd.	20,663,184	4.9
422,175		Wharf Holdings Ltd.	3,245,868	0.8
		Other Securities	5,557,129	1.3
			58,168,094	13.9

		Japan: 8.7%
759,957		Mitsubishi Estate Co., Ltd.	14,044,926	3.4
447,482		Mitsui Fudosan Co., Ltd.	8,893,070	2.1
368,368		Sumitomo Realty & Development Co., Ltd.	8,763,339	2.1
		Other Securities	4,449,463	1.1
			36,150,798	8.7

		Norway: 0.3%
		Other Securities	1,349,740	0.3

		Singapore: 3.6%
2,592,750		CapitaLand Ltd.	7,499,558	1.8
2,999,500	@	Global Logistic Properties Ltd.	5,048,444	1.2
		Other Securities	2,343,761	0.6
			14,891,763	3.6

		Sweden: 0.8%
		Other Securities	3,203,284	0.8

		Switzerland: 0.6%
		Other Securities	2,662,724	0.6

		United Kingdom: 0.4%
		Other Securities	1,587,016	0.4

		United States: 1.0%
72,100		Starwood Hotels & Resorts Worldwide, Inc.	4,382,238	1.0

		Total Common Stock
		(Cost $96,069,103)	130,559,908	31.3

REAL ESTATE INVESTMENT TRUSTS: 67.1%
		Australia: 9.2%
5,936,871		Dexus Property Group	$4,826,128	1.2
6,130,700		Goodman Group	4,074,356	1.0
1,889,840		GPT Group	5,690,469	1.4
5,360,700	**	ING Office Fund	3,043,785	0.7
1,253,820		Stockland	4,618,451	1.1
867,420		Westfield Group	8,496,627	2.0
1,941,352	@	Westfield Retail Trust	5,103,021	1.2
		Other Securities	2,448,919	0.6
			38,301,756	9.2

		Canada: 1.9%
185,100	L	RioCan Real Estate Investment Trust	4,095,545	0.9
		Other Securities	4,097,965	1.0
			8,193,510	1.9

		France: 5.0%
82,499	@	Unibail	16,334,652	3.9
		Other Securities	4,436,412	1.1
			20,771,064	5.0

		Hong Kong: 0.7%
		Other Securities	2,951,561	0.7

		Japan: 4.7%
476		Japan Real Estate Investment Corp.	4,931,167	1.2
		Other Securities	14,559,731	3.5
			19,490,898	4.7

		Netherlands: 0.9%
		Other Securities	3,859,296	0.9

		Singapore: 2.3%
3,408,000	L	CapitaCommercial Trust	3,986,846	1.0
2,298,879		CapitaMall Trust	3,496,444	0.8
		Other Securities	2,091,876	0.5
			9,575,166	2.3

		United Kingdom: 4.8%
436,697		British Land Co. PLC	3,584,613	0.8
147,530		Derwent Valley Holdings PLC	3,602,181	0.9
617,273		Land Securities Group PLC	6,511,308	1.5
		Other Securities	6,591,503	1.6
			20,289,605	4.8

		United States: 37.6%
60,600		Alexandria Real Estate Equities, Inc.	4,439,556	1.1
169,200		Apartment Investment & Management Co.	4,372,128	1.1
64,725		AvalonBay Communities, Inc.	7,284,799	1.7
100,000		Boston Properties, Inc.	8,610,000	2.1
91,700		BRE Properties, Inc.	3,988,950	1.0

See Accompanying Notes to Financial Statements

ING CLARION GLOBAL
REAL ESTATE PORTFOLIO

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2010 (CONTINUED)

Shares			Value	Percent of Net Assets

REAL ESTATE INVESTMENT TRUSTS: (continued)
		United States: (continued)
268,000		Developers Diversified Realty Corp.	$3,776,120	0.9
227,200		Equity Residential	11,803,040	2.8
57,000		Federal Realty Investment Trust	4,442,010	1.1
433,600		General Growth Properties, Inc.	6,712,128	1.6
404,821		Host Hotels & Resorts, Inc.	7,234,151	1.7
157,300		Liberty Property Trust	5,021,016	1.2
214,265		Macerich Co.	10,149,733	2.4
140,000		Nationwide Health Properties, Inc.	5,093,200	1.2
415,800		Prologis	6,004,152	1.4
44,594		Public Storage, Inc.	4,522,723	1.1
148,500		Regency Centers Corp.	6,272,640	1.5
158,161		Simon Property Group, Inc.	15,735,438	3.8
74,600		SL Green Realty Corp.	5,036,246	1.2
65,500		Taubman Centers, Inc.	3,306,440	0.8
216,775		UDR, Inc.	5,098,548	1.2
88,200		Ventas, Inc.	4,628,736	1.1
133,131		Vornado Realty Trust	11,093,806	2.7
		Other Securities	12,305,273	2.9
			156,930,833	37.6
		Total Real Estate Investment Trusts
		(Cost $191,580,778)	280,363,689	67.1
		Total Long-Term Investments
		(Cost $287,649,881)	410,923,597	98.4

SHORT-TERM INVESTMENTS: 6.4%
		Mutual Funds: 1.7%
7,142,167		Blackrock Liquidity Funds TempFund Portfolio — Class I	7,142,167	1.7

		Total Mutual Funds
		(Cost $7,142,167)	7,142,167	1.7

		Securities Lending Collateralcc: 4.7%
19,232,803		BNY Mellon Overnight Government Fund(1)	$19,232,803	4.6
372,743	R	BNY Institutional Cash Reserves Fund, Series B(1)(2)	298,194	0.1

		Total Securities Lending Collateral
		(Cost $19,605,546)	19,530,997	4.7
		Total Short-Term Investments
		(Cost $26,747,713)	26,673,164	6.4
		Total Investments in Securities
		(Cost $314,397,594)*	$437,596,761	104.8
		Other Assets and Liabilities — Net	(19,867,020)	(4.8)
		Net Assets	$417,729,741	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2010.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

@	Non-income producing security
cc	Securities purchased with cash collateral for securities loaned.
(1)	Collateral received from brokers for securities lending was invested in these short-term investments.
(2)	On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Portfolio’s position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.
R	Restricted security
L	Loaned security, a portion or all of the security is on loan at December 31, 2010.
**	Investment in affiliate
*	Cost for federal income tax purposes is $377,314,265.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$102,250,883
Gross Unrealized Depreciation	(41,968,387)
Net Unrealized Appreciation	$60,282,496

Industry	Percentage of Net Assets
Consumer Discretionary	1.6%
Financials	96.8
Short-Term Investments	6.4
Other Assets and Liabilities — Net	(4.8)
Net Assets	100.0%

See Accompanying Notes to Financial Statements

ING CLARION GLOBAL
REAL ESTATE PORTFOLIO

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2010 (CONTINUED)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2010 in valuing the Portfolio’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2010
Asset Table
Investments, at value
Common Stock
Australia	$—	$1,306,466	$—	$1,306,466
Canada	3,597,156	—	—	3,597,156
China	—	1,262,100	—	1,262,100
France	—	1,998,529	—	1,998,529
Hong Kong	—	58,168,094	—	58,168,094
Japan	—	36,150,798	—	36,150,798
Norway	—	1,349,740	—	1,349,740
Singapore	5,048,444	9,843,319	—	14,891,763
Sweden	—	3,203,284	—	3,203,284
Switzerland	—	2,662,724	—	2,662,724
United Kingdom	—	1,587,016	—	1,587,016
United States	4,382,238	—	—	4,382,238
Total Common Stock	13,027,838	117,532,070	—	130,559,908
Real Estate Investment Trusts	171,506,587	108,857,102	—	280,363,689
Short-Term Investments	26,374,970	—	298,194	26,673,164
Total Investments, at value	$210,909,395	$226,389,172	$298,194	$437,596,761

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio’s assets and liabilities during the period ended December 31, 2010:

	Beginning Balance 12/31/2009	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 12/31/2010
Asset Table
Investments, at value
Short-Term Investments	$298,194	$—	$—	$—	$—	$—	$—	$—	$298,194
Total Investments, at value	$298,194	$—	$—	$—	$—	$—	$—	$—	$298,194

As of December 31, 2010, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $0.

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period. It is the policy of the Portfolio to recognize transfers at the end of the reporting period.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

ING FMRSM DIVERSIFIED MID CAP
PORTFOLIO

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2010

Shares			Value	Percent of Net Assets

COMMON STOCK: 89.1%
		Consumer Discretionary: 19.6%
1,071,951		Advance Auto Parts, Inc.	$70,909,559	5.1
229,559	@, L	Fuel Systems Solutions, Inc.	6,744,443	0.5
873,507	L	Hasbro, Inc.	41,212,060	2.9
373,035	@, L	NetFlix, Inc.	65,542,250	4.7
253,664		Ross Stores, Inc.	16,044,248	1.1
1,500,936	@, L	Sally Beauty Holdings, Inc.	21,808,600	1.5
147,209		TJX Cos., Inc.	6,534,608	0.5
512,933		Walt Disney Co.	19,240,117	1.4
		Other Securities	26,173,965	1.9
			274,209,850	19.6

		Consumer Staples: 2.5%
208,710		Molson Coors Brewing Co.	10,475,155	0.7
10,519,000		Want Want China Holdings Ltd.	9,212,161	0.7
		Other Securities	15,883,718	1.1
			35,571,034	2.5

		Energy: 6.8%
213,218	@	Dresser-Rand Group, Inc.	9,080,955	0.6
334,884		Ensco International PLC ADR	17,876,108	1.3
905,425	@	Nabors Industries Ltd.	21,241,271	1.5
1,461,935		Patterson-UTI Energy, Inc.	31,504,699	2.3
		Other Securities	15,480,165	1.1
			95,183,198	6.8

		Financials: 11.0%
207,375		Chubb Corp.	12,367,845	0.9
1,018,672		Janus Capital Group, Inc.	13,212,176	0.9
137,580		Northern Trust Corp.	7,623,308	0.6
1,790,842		Old Republic International Corp.	24,409,176	1.7
359,336		Progressive Corp.	7,140,006	0.5
355,316		Protective Life Corp.	9,465,618	0.7
610,041		Reinsurance Group of America, Inc.	32,765,302	2.3
1,244,989		Union Bank of India	9,658,335	0.7
		Other Securities	37,138,052	2.7
			153,779,818	11.0

		Health Care: 18.2%
1,891,169	@	Allscripts Healthcare Solutions, Inc.	36,442,827	2.6
466,739	@, L	Athenahealth, Inc.	19,126,964	1.4
555,637	@	Cerner Corp.	52,641,049	3.8
233,852	@	Edwards Lifesciences Corp.	18,904,596	1.3
295,980	@	Kinetic Concepts, Inc.	12,395,642	0.9
94,496	@	Laboratory Corp. of America Holdings	8,308,088	0.6
287,465	@	Myriad Genetics, Inc.	6,565,701	0.5
304,476	@	Thermo Fisher Scientific, Inc.	16,855,791	1.2

COMMON STOCK: (continued)
		Health Care: (continued)
957,631	@	Vertex Pharmaceuticals, Inc.	$33,545,814	2.4
		Other Securities	49,464,494	3.5
			254,250,966	18.2

		Industrials: 2.9%
155,442	@	AGCO Corp.	7,874,692	0.6
823,371		Michael Page International PLC	7,142,118	0.5
		Other Securities	25,623,082	1.8
			40,639,892	2.9

		Information Technology: 19.7%
303,470		Altera Corp.	10,797,463	0.8
3,124,113	@	eBay, Inc.	86,944,061	6.2
491,678	@	Electronic Arts, Inc.	8,053,686	0.6
443,954	L	Gemalto NV	18,912,146	1.3
257,576		Ingenico	9,334,439	0.7
283,319	@, L	Juniper Networks, Inc.	10,460,137	0.7
702,100	@, L	Longtop Financial Technologies Ltd. ADR	25,401,978	1.8
2,225,202	@	PMC—Sierra, Inc.	19,114,485	1.4
131,557	@	Rovi Corp.	8,157,850	0.6
891,959	@, L	UbiSoft Entertainment	9,543,516	0.7
910,193		Xerox Corp.	10,485,423	0.7
		Other Securities	58,936,910	4.2
			276,142,094	19.7

		Materials: 8.3%
1,142,700		Eldorado Gold Corp. (Canadian Denominated Security)	21,261,138	1.5
619,000		Iamgold Corp.	11,050,236	0.8
608,545		Kinross Gold Corp.	11,573,555	1.0
131,400		Kinross Gold Corp.	2,491,344
747,981		Newcrest Mining Ltd.	31,025,142	2.2
190,700		Newmont Mining Corp.	11,714,701	0.9
		Other Securities	26,450,149	1.9
			115,566,265	8.3

		Utilities: 0.1%
		Other Securities	2,023,817	0.1

		Total Common Stock
		(Cost $859,474,806)	1,247,366,934	89.1

WARRANTS: 0.0%
		Consumer Discretionary: 0.0%
		Other Securities	2,875	0.0

		Materials: 0.0%
5,973		Kinross Gold Corp.	28,174	0.0

		Total Warrants
		(Cost $22,539)	31,049	0.0

See Accompanying Notes to Financial Statements

ING FMRSM DIVERSIFIED MID CAP
PORTFOLIO

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2010 (CONTINUED)

Principal Amount		Value	Percent of Net Assets

CORPORATE BONDS/NOTES: 0.0%
	Consumer Staples: 0.0%
	Other Securities	$22,668	0.0

	Total Corporate Bonds/Notes
	(Cost $17,879)	22,668	0.0

	Total Long-Term Investments
	(Cost $859,515,224)	1,247,420,651	89.1

Shares			Value	Percent of Net Assets

SHORT-TERM INVESTMENTS: 17.8%
		Mutual Funds: 11.4%
159,837,749		Blackrock Liquidity Funds TempFund Portfolio — Class I	$159,837,749	11.4

		Total Mutual Funds
		(Cost $159,837,749)	159,837,749	11.4

		Securities Lending Collateralcc: 6.4%
87,883,276		BNY Mellon Overnight Government Fund(1)	87,883,276	6.3
1,748,799	R	BNY Institutional Cash Reserves Fund, Series B(1)(2)	1,399,039	0.1

		Total Securities Lending Collateral
		(Cost $89,632,075)	89,282,315	6.4

		Total Short-Term Investments
		(Cost $249,469,824)	249,120,064	17.8

		Total Investments in Securities
		(Cost $1,108,985,048)*	$1,496,540,715	106.9
		Other Assets and Liabilities — Net	(96,079,017)	(6.9)
		Net Assets	$1,400,461,698	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2010.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

@	Non-income producing security
ADR	American Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
(1)	Collateral received from brokers for securities lending was invested in these short-term investments.
(2)	On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Portfolio’s position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.
R	Restricted security
L	Loaned security, a portion or all of the security is on loan at December 31, 2010.
*	Cost for federal income tax purposes is $1,124,206,405.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$413,201,161
Gross Unrealized Depreciation	(40,866,851)
Net Unrealized Appreciation	$372,334,310

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2010 in valuing the Portfolio’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2010
Asset Table
Investments, at value
Common Stock
Consumer Discretionary	$261,676,678	$12,533,172	$—	$274,209,850
Consumer Staples	24,323,368	11,247,666	—	35,571,034
Energy	95,183,198	—	—	95,183,198
Financials	121,459,390	32,320,428	—	153,779,818
Health Care	236,842,026	17,408,940	—	254,250,966
Industrials	21,741,711	18,885,400	12,781	40,639,892
Information Technology	222,532,692	53,609,402	—	276,142,094
Materials	84,471,593	31,094,672	—	115,566,265
Utilities	2,023,817	—	—	2,023,817
Total Common Stock	1,070,254,473	177,099,680	12,781	1,247,366,934

See Accompanying Notes to Financial Statements

ING FMRSM DIVERSIFIED MID CAP
PORTFOLIO

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2010 (CONTINUED)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2010
Warrants	$31,049	$—	$—	$31,049
Corporate Bonds/Notes	—	22,668	—	22,668
Short-Term Investments	247,721,025	—	1,399,039	249,120,064
Total Investments, at value	$1,318,006,547	$177,122,348	$1,411,820	$1,496,540,715

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio’s assets and liabilities during the period ended December 31, 2010:

	Beginning Balance 12/31/2009	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 12/31/2010
Asset Table
Investments, at value
Common Stock	$13,219	$—	$—	$—	$—	$(438)	$—	$—	$12,781
Short-Term Investments	1,399,039	—	—	—	—	—	—	—	1,399,039
Total Investments, at value	$1,412,258	$—	$—	$—	$—	$(438)	$—	$—	$1,411,820

As of December 31, 2010, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $(438).

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period. It is the policy of the Portfolio to recognize transfers at the end of the reporting period.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

ING GLOBAL RESOURCES PORTFOLIO

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2010

Shares			Value	Percent of Net Assets

COMMON STOCK: 98.4%
		Australia: 0.6%
1,867,970	@	Mount Gibson Iron Ltd.	$4,062,452	0.4
		Other Securities	2,365,553	0.2
			6,428,005	0.6

		Brazil: 0.7%
196,600		Petroleo Brasileiro SA ADR	7,439,344	0.7

		Canada: 24.9%
237,300		Alamos Gold, Inc.	4,515,454	0.4
677,205		Barrick Gold Corp.	36,013,763	3.6
808,256		Canadian Natural Resources Ltd.	35,902,732	3.6
476,600		Centerra Gold, Inc.	9,509,951	0.9
156,000		Domtar Corp.	11,843,520	1.2
709,979		EnCana Corp.	20,674,588	2.1
389,200		Ensign Energy Services, Inc.	5,883,210	0.6
213,994		GoldCorp, Inc.	9,839,444	1.0
352,900	@	Harry Winston Diamond Corp.	4,106,460	0.4
1,562,900	@	Lundin Mining Corp.	11,411,701	1.1
857,329		Nexen, Inc.	19,632,834	1.9
852,588	@, L	Precision Drilling Corp.	8,261,578	0.8
1,255,539		Suncor Energy, Inc.	48,074,587	4.8
406,596		Teck Cominco Ltd. — Class B	25,139,831	2.5
			250,809,653	24.9

		China: 1.0%
10,142,784		China Petroleum & Chemical Corp.	9,704,498	1.0

		Italy: 0.6%
114,405		Tenaris S.A. ADR	5,603,557	0.6

		Japan: 0.6%
1,062		Inpex Holdings, Inc.	6,201,434	0.6

		Netherlands: 1.6%
231,942		Royal Dutch Shell PLC ADR — Class A	15,489,087	1.6

		Russia: 2.1%
456,157		Gazprom OAO ADR	11,604,634	1.1
172,894		Lukoil-Spon ADR	9,892,995	1.0
			21,497,629	2.1

		United Kingdom: 1.1%
152,888	L	Rio Tinto PLC ADR	10,955,954	1.1

		United States: 65.2%
352,749	@	Alpha Natural Resources, Inc.	21,175,522	2.1
115,100		Anadarko Petroleum Corp.	8,766,016	0.9
302,567		Apache Corp.	36,075,063	3.6
735,647		Arch Coal, Inc.	25,791,784	2.6
190,900	@	Bill Barrett Corp.	7,851,717	0.8
516,579		Chevron Corp.	47,137,834	4.7
77,200		Cliffs Natural Resources, Inc.	6,022,372	0.6

COMMON STOCK: (continued)
		United States: (continued)
360,900	@	Coeur d’Alene Mines Corp.	$9,859,788	1.0
1,025,639		ConocoPhillips	69,846,016	6.9
651,700	@	Denbury Resources, Inc.	12,440,953	1.2
380,680		Devon Energy Corp.	29,887,187	3.0
279,954		Ensco International PLC ADR	14,943,945	1.5
1,309,158		ExxonMobil Corp.	95,725,633	9.5
248,228		Halliburton Co.	10,135,149	1.0
352,100		Hess Corp.	26,949,734	2.7
627,139		International Paper Co.	17,083,266	1.7
99,200		Kaiser Aluminum Corp.	4,968,928	0.5
263,400		Murphy Oil Corp.	19,636,470	1.9
570,612		National Oilwell Varco, Inc.	38,373,657	3.8
290,700		Newmont Mining Corp.	17,857,701	1.8
510,600	@	PetroHawk Energy Corp.	9,318,450	0.9
991,925		Schlumberger Ltd.	82,825,738	8.2
109,534	@	Transocean Ltd.	7,613,708	0.8
166,436	L	United States Steel Corp.	9,723,191	1.0
309,700		Valero Energy Corp.	7,160,264	0.7
367,300	@	Weatherford International Ltd.	8,374,440	0.8
		Other Securities	10,389,456	1.0
			655,933,982	65.2
		Total Common Stock
		(Cost $775,749,312)	990,063,143	98.4

SHORT-TERM INVESTMENTS: 4.4%
		Mutual Funds: 2.5%
24,949,000		Blackrock Liquidity Funds TempFund Portfolio — Class I	24,949,000	2.5
		Total Mutual Funds
		(Cost $24,949,000)	24,949,000	2.5

		Securities Lending Collateralcc: 1.9%
18,642,473		BNY Mellon Overnight Government Fund(1)	18,642,473	1.8
784,324	R	BNY Institutional Cash Reserves Fund, Series B(1)(2)	627,459	0.1
		Total Securities Lending Collateral
		(Cost $19,426,797)	19,269,932	1.9
		Total Short-Term Investments
		(Cost $44,375,797)	44,218,932	4.4
		Total Investments in Securities
		(Cost $820,125,109)*	$1,034,282,075	102.8
		Other Assets and Liabilities — Net	(28,521,844)	(2.8)
		Net Assets	$1,005,760,231	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2010.

See Accompanying Notes to Financial Statements

ING GLOBAL RESOURCES PORTFOLIO

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2010 (CONTINUED)

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

@	Non-income producing security

ADR	American Depositary Receipt

cc	Securities purchased with cash collateral for securities loaned.

(1)	Collateral received from brokers for securities lending was invested in these short-term investments.

(2)	On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Portfolio’s position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.

R	Restricted security

L	Loaned security, a portion or all of the security is on loan at December 31, 2010.

*	Cost for federal income tax purposes is $859,008,933.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$221,643,418
Gross Unrealized Depreciation	(46,370,276)
Net Unrealized Appreciation	$175,273,142

Industry	Percentage of Net Assets
Energy	79.2%
Materials	19.2
Short-Term Investments	4.4
Other Assets and Liabilities — Net	(2.8)
Net Assets	100.0%

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2010 in valuing the Portfolio’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2010
Asset Table
Investments, at value
Common Stock
Australia	$—	$6,428,005	$—	$6,428,005
Brazil	7,439,344	—	—	7,439,344
Canada	250,809,653	—	—	250,809,653
China	—	9,704,498	—	9,704,498
Italy	5,603,557	—	—	5,603,557
Japan	—	6,201,434	—	6,201,434
Netherlands	15,489,087	—	—	15,489,087
Russia	21,497,629	—	—	21,497,629
United Kingdom	10,955,954	—	—	10,955,954
United States	655,933,982	—	—	655,933,982
Total Common Stock	967,729,206	22,333,937	—	990,063,143
Short-Term Investments	43,591,473	—	627,459	44,218,932
Total Investments, at value	$1,011,320,679	$22,333,937	$627,459	$1,034,282,075

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio’s assets and liabilities during the period ended December 31, 2010:

	Beginning Balance 12/31/2009	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 12/31/2010
Asset Table
Investments, at value
Short-Term Investments	$627,459	$—	$—	$—	$—	$—	$—	$—	$627,459
Total Investments, at value	$627,459	$—	$—	$—	$—	$—	$—	$—	$627,459

As of December 31, 2010, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $0.

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period. It is the policy of the Portfolio to recognize transfers at the end of the reporting period.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

ING JANUS CONTRARIAN PORTFOLIO

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2010

Shares			Value	Percent of Net Assets

COMMON STOCK: 88.9%
		Consumer Discretionary: 17.9%
959,159		Bharat Forge Ltd.	$8,129,172	1.5
34,700		Fast Retailing Co., Ltd.	5,504,165	1.0
732,049		Fiat S.p.A	15,139,603	2.7
726,168	@	Ford Motor Co.	12,192,361	2.2
256,760		Gap, Inc.	5,684,666	1.0
225,065		International Game Technology	3,981,400	0.7
718,096		Pantaloon Retail India Ltd.	5,890,569	1.1
41,575		Pantaloon Retail India Ltd.	293,810
1,526,783	@	PartyGaming PLC	4,917,539	0.9
137,875	@	Vail Resorts, Inc.	7,175,015	1.3
280,195	@, #	Visteon Corp.	20,804,479	3.7
69,829		Volkswagen AG	9,904,610	1.8
			99,617,389	17.9

		Consumer Staples: 1.8%
56,970		Nestle India Ltd.	4,858,981	0.9
		Other Securities	5,304,307	0.9
			10,163,288	1.8

		Energy: 16.4%
708,729	@	Approach Resources, Inc.	16,371,640	2.9
332,784	@	Denbury Resources, Inc.	6,352,847	1.1
188,987		Eurasia Drilling Co., Ltd. GDR	6,142,078	1.1
213,840		Halliburton Co.	8,731,087	1.6
12,700	@	HRT Participacoes em Petroleo SA	12,164,458	2.2
372,355	@	Kinder Morgan Management, LLC	24,903,102	4.5
103,610		Pioneer Natural Resources Co.	8,995,420	1.6
113,595		Plains All American Pipeline L.P.	7,132,630	1.3
		Other Securities	692,885	0.1
			91,486,147	16.4

		Financials: 16.2%
1,070,805		Assured Guaranty Ltd.	18,953,249	3.4
808,692		Banco Bilbao Vizcaya Argentaria S.A.	8,241,606	1.5
668,030	@	CB Richard Ellis Group, Inc.	13,681,254	2.4
2,744,000		Hang Lung Properties Ltd.	12,825,518	2.3
386,546		ICICI Bank Ltd.	9,892,108	1.8
983,475	@, L	St Joe Co.	21,488,929	3.9
		Other Securities	5,028,960	0.9
			90,111,624	16.2

		Health Care: 8.4%
122,850		Covidien PLC	5,609,331	1.0
115,710	@	Express Scripts, Inc.	6,254,126	1.1
381,235	@	Forest Laboratories, Inc.	12,191,895	2.2
572,115	@	Mylan Laboratories	12,088,790	2.2
115,070		Perrigo Co.	7,287,383	1.3
		Other Securities	3,596,266	0.6
			47,027,791	8.4

COMMON STOCK: (continued)
		Industrials: 6.1%
158,545		CSX Corp.	$10,243,592	1.8
64,110		Norfolk Southern Corp.	4,027,390	0.7
165,345		Tata Motors Ltd. ADR	4,851,222	0.9
572,348	@, L	United Continental Holdings, Inc.	13,633,329	2.4
		Other Securities	1,457,485	0.3
			34,213,018	6.1

		Information Technology: 4.0%
706,065	@	Motorola, Inc.	6,404,010	1.1
694,840		Taiwan Semiconductor Manufacturing Co., Ltd. ADR	8,713,294	1.6
625,345		Xerox Corp.	7,203,974	1.3
			22,321,278	4.0

		Materials: 10.8%
910,675	@	Boise, Inc.	7,221,653	1.3
540,277		Jindal Steel & Power Ltd.	8,599,117	1.6
632,808		Jsw Steel Ltd.	16,655,597	3.0
265,885		Newmont Mining Corp.	16,333,316	2.9
343,705	@	Smurfit-Stone Container Corp.	8,798,848	1.6
		Other Securities	2,460,529	0.4
			60,069,060	10.8

		Telecommunication Services: 5.1%
593,676		Freenet AG	6,299,943	1.1
17,182,022		Telecom Italia S.p.A.	22,292,911	4.0
			28,592,854	5.1

		Utilities: 2.2%
1,680,291		NTPC Ltd.	7,538,996	1.4
2,020,175		Power Grid Corp. of India Ltd.	4,440,684	0.8
			11,979,680	2.2

		Total Common Stock
		(Cost $435,681,324)	495,582,129	88.9

REAL ESTATE INVESTMENT TRUSTS: 2.7%
		Financials: 2.7%
124,360		Plum Creek Timber Co., Inc.	4,657,282	0.8
132,840		Potlatch Corp.	4,323,942	0.8
394,985		Prologis	5,703,583	1.0
		Other Securities	367,325	0.1
		Total Real Estate Investment Trusts
		(Cost $13,280,056)	15,052,132	2.7

See Accompanying Notes to Financial Statements

ING JANUS CONTRARIAN PORTFOLIO

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2010 (CONTINUED)

# of Contracts		Value	Percent of Net Assets

POSITIONS IN PURCHASED OPTIONS: 0.4%
	Exchange-Traded Call Options: 0.4%
23,587	Ford Motor Co.
	Strike @ 17.00 — Exp 03/11/11	$2,170,004	0.4

	Total Positions in Purchased Options
	(Cost $3,653,349)	2,170,004	0.4

	Total Long-Term Investments
	(Cost $452,614,729)	512,804,265	92.0

Shares			Value	Percent of Net Assets

SHORT-TERM INVESTMENTS: 4.3%
		Securities Lending Collateralcc: 4.3%
22,751,135		BNY Mellon Overnight Government Fund(1)	$22,751,135	4.1
1,618,796	R	BNY Institutional Cash Reserves Fund, Series B(1)(2)	1,295,037	0.2

		Total Short-Term Investments
		(Cost $24,369,931)	24,046,172	4.3

		Total Investments in Securities
		(Cost $476,984,660)*	$536,850,437	96.3
		Other Assets and Liabilities — Net	20,557,830	3.7
		Net Assets	$557,408,267	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2010.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

@	Non-income producing security

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, these securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.

cc	Securities purchased with cash collateral for securities loaned.

(1)	Collateral received from brokers for securities lending was invested in these short-term investments.

(2)	On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Portfolio’s position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.

R	Restricted security

L	Loaned security, a portion or all of the security is on loan at December 31, 2010.

*	Cost for federal income tax purposes is $493,111,127.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$65,520,112
Gross Unrealized Depreciation	(21,780,802)
Net Unrealized Appreciation	$43,739,310

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2010 in valuing the Portfolio’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2010
Asset Table
Investments, at value
Common Stock
Consumer Discretionary	$50,131,731	$49,485,658	$—	$99,617,389
Consumer Staples	4,858,981	5,304,307	—	10,163,288
Energy	91,486,147	—	—	91,486,147
Financials	54,232,079	35,879,545	—	90,111,624
Health Care	45,576,802	1,450,989	—	47,027,791
Industrials	34,213,018	—	—	34,213,018
Information Technology	22,321,278	—	—	22,321,278
Materials	34,814,346	25,254,714	—	60,069,060
Telecommunication Services	—	28,592,854	—	28,592,854
Utilities	—	11,979,680	—	11,979,680
Total Common Stock	337,634,382	157,947,747	—	495,582,129
Real Estate Investment Trusts	$15,052,132	$—	$—	$15,052,132
Positions In Purchased Options	2,170,004	—	—	2,170,004
Short-Term Investments	22,751,135	—	1,295,037	24,046,172
Total Investments, at value	$377,607,653	$157,947,747	$1,295,037	$536,850,437

See Accompanying Notes to Financial Statements

ING JANUS CONTRARIAN PORTFOLIO

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2010 (CONTINUED)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2010
Other Financial Instruments+:
Forward foreign currency contracts	$—	$240,756	$—	$240,756
Total Assets	$377,607,653	$158,188,503	$1,295,037	$537,091,193

Liabilities Table
Other Financial Instruments+:
Forward foreign currency contracts	$—	$(74,285)	$—	$(74,285)
Written options	(669,013)	—	—	(669,013)
Total Liabilities	$(669,013)	$(74,285)	$—	$(743,298)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio’s assets and liabilities during the period ended December 31, 2010:

	Beginning Balance 12/31/2009	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 12/31/2010
Asset Table
Investments, at value
Short-Term Investments	$1,295,037	$—	$—	$—	$—	$—	$—	$—	$1,295,037
Total Investments, at value	$1,295,037	$—	$—	$—	$—	$—	$—	$—	$1,295,037

As of December 31, 2010, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $0.

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Summary Portfolio of Investments and may include open forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at measurement date which represents the amount due to/from the Portfolio. Swaps and written options are reported at their market value at measurement date.

Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period. It is the policy of the Portfolio to recognize transfers at the end of the reporting period.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

At December 31, 2010 the following forward foreign currency contracts were outstanding for the ING Janus Contrarian Portfolio:

Counterparty	Currency	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation/ (Depreciation)
Credit Suisse First Boston	British Pound
	GBP 330,000	BUY	1/13/11	$517,836	$514,447	$(3,389)
Credit Suisse First Boston	British Pound
	GBP 1,000,000	BUY	1/13/11	1,594,080	1,558,931	(35,149)
JPMorgan Chase & Co.	British Pound
	GBP 1,000,000	BUY	1/6/11	1,593,260	1,559,017	(34,243)
JPMorgan Chase & Co.	British Pound
	GBP 275,000	BUY	1/6/11	424,361	428,730	4,369
						$(68,412)

Credit Suisse First Boston	British Pound
	GBP 825,000	SELL	1/13/11	$1,309,605	$1,286,119	$23,486
Credit Suisse First Boston	British Pound
	GBP 1,800,000	SELL	1/13/11	2,900,610	2,806,077	94,533
HSBC	British Pound
	GBP 470,000	SELL	1/27/11	731,137	732,618	(1,481)
HSBC	British Pound
	GBP 95,000	SELL	1/27/11	150,067	148,082	1,985
HSBC	British Pound
	GBP 200,000	SELL	1/27/11	312,156	311,752	404

See Accompanying Notes to Financial Statements

ING JANUS CONTRARIAN PORTFOLIO

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2010 (CONTINUED)

Counterparty	Currency	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation/ (Depreciation)
JPMorgan Chase & Co.	British Pound
	GBP 1,700,000	SELL	1/6/11	$2,766,308	$2,650,329	$115,979
JPMorgan Chase & Co.	British Pound
	GBP 1,400,000	SELL	1/6/11	2,182,600	2,182,623	(23)
						$234,883

ING Janus Contrarian Portfolio Written Options Open on December 31, 2010:

Exchange-Traded Put Options

Description/Name of Issuer	Exercise Price	Expiration Date	# of Contracts	Premiums Received	Value
Potlatch Corp.	30.00	01/22/11	1,189	$57,595	$(14,863)
United Continental Holdings, Inc.	25.00	01/22/11	2,200	285,854	(367,400)
St Joe Co.	19.00	01/22/11	1,475	151,922	(29,500)
St Joe Co.	20.00	01/22/11	1,475	233,046	(59,000)
Denbury Resources, Inc.	18.00	03/19/11	3,050	445,742	(198,250)
				$1,174,159	$(669,013)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2010 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Investments in securities at value*	$2,170,004
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	240,756
Total Asset Derivatives		$2,410,760
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$74,285
Equity contracts	Written options, at fair value	669,013
Total Liability Derivatives		$743,298

*	Includes purchased options.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2010 was as follows:

	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Foreign currency related transactions**	Written options	Total
Equity contracts	$5,315,890	$—	$1,910,045	$7,225,935
Foreign exchange contracts	—	2,928,430	—	2,928,430
Total	$5,315,890	$2,928,430	$1,910,045	$10,154,365

	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Foreign currency related transactions**	Written options	Total
Equity contracts	$(1,483,345)	$—	$505,146	$(978,199)
Foreign exchange contracts	—	(510,947)	—	(510,947)
Total	$(1,483,345)	$(510,947)	$505,146	$(1,489,146)

*	Amounts recognized for purchased options are included in net realized gain (loss) on investments and net change in unrealized appreciation or depreciation on investments.

**	Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

See Accompanying Notes to Financial Statements

ING JPMORGAN EMERGING
MARKETS EQUITY PORTFOLIO

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2010

Shares			Value	Percent of Net Assets

COMMON STOCK: 99.6%
		Belgium: 0.8%
		Other Securities	$8,845,697	0.8

		Brazil: 16.7%
1,051,033		All America Latina Logistica SA	9,497,286	0.9
754,235	L	Cia de Bebidas das Americas ADR	23,403,912	2.1
1,419,900		Cielo SA	11,504,611	1.1
998,323		Itau Unibanco Holding S.A.	23,929,682	2.2
1,634,300	@	OGX Petroleo e Gas Participacoes S.A.	19,690,361	1.8
1,178,487		Petroleo Brasileiro SA ADR	40,268,901	3.7
1,577,381		Vale S.A. ADR	47,668,454	4.4
		Other Securities	5,498,590	0.5
			181,461,797	16.7

		Chile: 1.5%
172,701	L	Banco Santander Chile S.A. ADR	16,142,362	1.5

		China: 11.4%
4,388,000		Anhui Conch Cement Co., Ltd.	20,546,138	1.9
11,794,537		China Merchants Bank Co., Ltd.	29,752,223	2.7
128,911	@	New Oriental Education & Technology Group ADR	13,565,305	1.3
2,280,000		Ping An Insurance Group Co. of China Ltd.	25,448,598	2.3
484,000		Tencent Holdings Ltd.	10,507,370	1.0
2,406,000		Tsingtao Brewery Co., Ltd.	12,587,047	1.2
		Other Securities	11,238,768	1.0
			123,645,449	11.4

		Egypt: 0.8%
		Other Securities	8,898,189	0.8

		Hong Kong: 10.2%
3,930,000	@	AIA Group Ltd.	11,047,563	1.0
1,763,500		China Mobile Ltd.	17,484,857	1.6
3,002,000		China Resources Enterprise	12,293,238	1.1
11,430,000		CNOOC Ltd.	27,207,142	2.5
2,530,000		Hang Lung Properties Ltd.	11,825,278	1.1
4,256,000		Li & Fung Ltd.	24,693,428	2.3
		Other Securities	5,912,016	0.6
			110,463,522	10.2

		Hungary: 0.8%
378,623	@, L	OTP Bank Nyrt	9,134,589	0.8

COMMON STOCK: (continued)
		India: 13.3%
503,406		ACC Ltd.	$12,106,802	1.1
2,411,222		Bharti Airtel Ltd.	19,344,282	1.8
208,398		HDFC Bank Ltd. ADR	34,825,390	3.2
455,084		Infosys Technologies Ltd. ADR	34,622,792	3.2
673,500		Jindal Steel & Power Ltd.	10,719,512	1.0
348,000		United Spirits Ltd.	11,390,581	1.0
		Other Securities	21,225,987	2.0
			144,235,346	13.3

		Indonesia: 2.6%
2,495,000		Astra International Tbk PT	15,078,344	1.4
8,150,000		Bank Rakyat Indonesia	9,480,360	0.9
		Other Securities	3,945,751	0.3
			28,504,455	2.6

		Italy: 1.6%
346,207	L	Tenaris S.A. ADR	16,957,219	1.6

		Malaysia: 0.5%
		Other Securities	5,780,304	0.5

		Mexico: 5.2%
196,628		America Movil SA de CV — Series L ADR	11,274,650	1.0
4,502,264		Grupo Financiero Banorte SA de CV	21,399,425	2.0
7,704,340	L	Wal-Mart de Mexico SA de CV	22,015,074	2.0
		Other Securities	1,762,065	0.2
			56,451,214	5.2

		Russia: 4.5%
480,500		Magnit OAO GDR	14,093,952	2.1
290,900	#	Magnit OJSC GDR	8,532,634
7,769,406		Sberbank of Russian Federation	26,543,203	2.4
			49,169,789	4.5

		South Africa: 9.7%
2,838,779		African Bank Investments Ltd.	16,705,675	1.5
658,328		Impala Platinum Holdings Ltd.	23,315,949	2.1
873,657		Massmart Holdings Ltd.	19,458,822	1.8
941,099		MTN Group Ltd.	19,206,715	1.8
199,700		Naspers Ltd.	11,773,777	1.1
		Other Securities	14,690,111	1.4
			105,151,049	9.7

See Accompanying Notes to Financial Statements

ING JPMORGAN EMERGING
MARKETS EQUITY PORTFOLIO

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2010 (CONTINUED)

Shares			Value	Percent of Net Assets

COMMON STOCK: (continued)
		South Korea: 10.2%
99,492	@	Hyundai Mobis	$24,910,426	2.3
111,798		Hyundai Motor Co.	17,069,112	1.6
219,143		KT&G Corp.	12,494,569	1.1
27,917		Posco	11,925,880	1.1
38,411		Samsung Electronics Co., Ltd.	32,078,417	2.9
24,067		Shinsegae Co., Ltd.	13,020,652	1.2
			111,499,056	10.2

		Taiwan: 5.3%
6,232,360		HON HAI Precision Industry Co., Ltd.	25,105,696	2.3
2,160,462		Taiwan Semiconductor Manufacturing Co., Ltd. ADR	27,092,193	3.0
2,483,223		Taiwan Semiconductor Manufacturing Co., Ltd.	6,044,909
			58,242,798	5.3

		Turkey: 3.3%
5,527,327		Turkiye Garanti Bankasi A/S	27,915,178	2.6
		Other Securities	7,842,572	0.7
			35,757,750	3.3

		United States: 1.2%
289,861	@	NII Holdings, Inc.	12,945,192	1.2

		Total Common Stock
		(Cost $746,577,346)	1,083,285,777	99.6

SHORT-TERM INVESTMENTS: 4.3%
		Securities Lending Collateralcc: 4.3%
43,799,616		BNY Mellon Overnight Government Fund(1)	43,799,616	4.0
3,197,563	R	BNY Institutional Cash Reserves Fund, Series B(1)(2)	2,558,050	0.3
		Total Short-Term Investments (Cost $46,997,179)	46,357,666	4.3
		Total Investments in Securities (Cost $793,574,525)*	$1,129,643,443	103.9
		Other Assets and Liabilities — Net	(42,145,232)	(3.9)
		Net Assets	$1,087,498,211	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2010.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

@	Non-income producing security

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, these securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.

cc	Securities purchased with cash collateral for securities loaned.

(1)	Collateral received from brokers for securities lending was invested in these short-term investments.

(2)	On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Portfolio’s position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.

R	Restricted security

L	Loaned security, a portion or all of the security is on loan at December 31, 2010.

*	Cost for federal income tax purposes is $814,022,458.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$331,655,563
Gross Unrealized Depreciation	(16,034,578)
Net Unrealized Appreciation	$315,620,985

Industry	Percentage of Net Assets
Consumer Discretionary	10.4%
Consumer Staples	16.0
Energy	9.6
Financials	27.6
Industrials	2.9
Information Technology	13.5
Materials	12.2
Telecommunication Services	7.4
Short-Term Investments	4.3
Other Assets and Liabilities — Net	(3.9)
Net Assets	100.0%

See Accompanying Notes to Financial Statements

ING JPMORGAN EMERGING
MARKETS EQUITY PORTFOLIO

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2010 (CONTINUED)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2010 in valuing the Portfolio’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2010
Asset Table
Investments, at value
Common Stock
Belgium	$—	$8,845,697	$—	$8,845,697
Brazil	181,461,797	—	—	181,461,797
Chile	16,142,362	—	—	16,142,362
China	13,565,305	110,080,144	—	123,645,449
Egypt	—	8,898,189	—	8,898,189
Hong Kong	11,047,563	99,415,959	—	110,463,522
Hungary	—	9,134,589	—	9,134,589
India	69,448,211	74,787,135	—	144,235,346
Indonesia	—	28,504,455	—	28,504,455
Italy	16,957,219	—	—	16,957,219
Malaysia	—	5,780,304	—	5,780,304
Mexico	56,451,214	—	—	56,451,214
Russia	26,543,203	22,626,586	—	49,169,789
South Africa	—	105,151,049	—	105,151,049
South Korea	13,020,652	98,478,404	—	111,499,056
Taiwan	27,092,193	31,150,605	—	58,242,798
Turkey	—	35,757,750	—	35,757,750
United States	12,945,192	—	—	12,945,192
Total Common Stock	444,674,911	638,610,866	—	1,083,285,777
Short-Term Investments	43,799,616	—	2,558,050	46,357,666
Total Investments, at value	$488,474,527	$638,610,866	$2,558,050	$1,129,643,443

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio’s assets and liabilities during the period ended December 31, 2010:

	Beginning Balance 12/31/2009	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 12/31/2010
Asset Table
Investments, at value
Short-Term Investments	$2,558,050	$—	$—	$—	$—	$—	$—	$—	$2,558,050
Total Investments, at value	$2,558,050	$—	$—	$—	$—	$—	$—	$—	$2,558,050

As of December 31, 2010, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $0.

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period. It is the policy of the Portfolio to recognize transfers at the end of the reporting period.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

ING LIQUID ASSETS PORTFOLIO(1)

PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2010

Principal Amount		Value

CERTIFICATES OF DEPOSIT: 7.7%
$5,000,000	BNP Paribas New York, 0.380%, due 04/19/11	$5,000,149
20,500,000	BNP Paribas New York, 0.520%, due 02/09/11	20,502,657
6,000,000	BNP Paribas New York, 0.630%, due 01/27/11	6,001,470
17,000,000	Credit Suisse New York, 0.250%, due 01/20/11	16,999,820
17,500,000	Deutsche Bank, 0.510%, due 05/25/11	17,500,693
1,650,000	Lloyds TSB Bank PLC, 0.500%, due 04/28/11	1,650,533
5,500,000	Lloyds TSB Bank PLC, 0.700%, due 01/21/11	5,501,372
13,000,000	Rabobank Nederland NV NY, 0.470%, due 11/16/11	13,000,000
5,250,000	Societe Generale NY, 0.340%, due 01/14/11	5,250,075
10,500,000	Svenska Handelsbanken AB, 0.280%, due 03/10/11	10,499,999
11,000,000	Toronto Dominion Bank NY, 0.620%, due 07/15/11	11,000,000

	Total Certificates of Deposit
	(Cost $112,906,768)	112,906,768

COMMERCIAL PAPER: 47.7%
700,000	ANZ National Int’l Ltd., 0.502%, due 09/13/11	697,521
14,000,000	ANZ National Int’l Ltd., 0.603%, due 04/20/11	13,974,567
28,750,000	ASB Finance Ltd., 0.376%, due 02/24/11	28,733,828
3,750,000	ASB Finance Ltd., 0.401%, due 06/01/11	3,743,708
30,750,000	Barclays US Funding LLC, 0.230%, due 01/04/11	30,749,411
4,750,000	Barton Capital LLC, 0.260%, due 01/04/11	4,749,897
500,000	Barton Capital LLC, 0.270%, due 01/05/11	499,985
15,839,000	Barton Capital LLC, 0.300%, due 02/01/11	15,834,908
20,500,000	Barton Capital LLC, 0.381%, due 01/14/11	20,497,250
5,000,000	BNP Paribas Finance, Inc., 0.240%, due 01/11/11	4,999,667
500,000	CAFCO LLC, 0.300%, due 02/10/11	499,844
12,850,000	CAFCO LLC, 0.330%, due 03/02/11	12,843,378
4,500,000	CAFCO LLC, 0.391%, due 02/17/11	4,497,709
9,750,000	CAFCO LLC, 0.602%, due 01/19/11	9,747,075
14,000,000	CAFCO LLC, 0.672%, due 01/14/11	13,996,613

COMMERCIAL PAPER: (continued)
$16,000,000	Ciesco LLC, 0.295%, due 02/22/11	$15,993,182
2,000,000	Ciesco LLC, 0.340%, due 02/14/11	1,999,169
9,500,000	Ciesco LLC, 0.672%, due 01/10/11	9,498,409
14,000,000	Ciesco LLC, 0.672%, due 01/13/11	13,996,873
17,250,000	Commonwealth Bank of Australia, 0.290%, due 03/03/11	17,241,524
11,250,000	Concord Minutemen Capital Co., 0.652%, due 08/15/11	11,204,094
7,500,000	Concord Minutemen Capital Co., 0.702%, due 03/24/11	7,488,042
23,000,000	Concord Minutemen Capital Co., 0.955%, due 01/11/11	22,995,014
6,250,000	Crown Point Capital Co., 0.310%, due 01/06/11	6,249,731
10,250,000	Crown Point Capital Co., 0.652%, due 08/15/11	10,208,174
8,250,000	Crown Point Capital Co., 0.702%, due 03/24/11	8,237,985
16,750,000	Crown Point Capital Co., 0.955%, due 01/11/11	16,745,580
6,500,000	Danske Corp., 0.250%, due 01/06/11	6,499,774
23,250,000	Danske Corp., 0.250%, due 01/11/11	23,248,241
6,750,000	Danske Corp., 0.300%, due 02/08/11	6,747,918
4,750,000	Deutsche Bank, 0.240%, due 01/10/11	4,749,715
10,250,000	Deutsche Bank, 0.280%, due 01/18/11	10,248,645
5,750,000	Dexia Delaware LLC, 0.370%, due 01/04/11	5,749,823
3,500,000	Dexia Delaware LLC, 0.440%, due 01/12/11	3,499,529
3,300,000	Jupiter Securitization Company LLC, 0.240%, due 01/27/11	3,299,428
7,300,000	Jupiter Securitization Company LLC, 0.240%, due 01/18/11	7,299,173
11,000,000	Jupiter Securitization Company LLC, 0.270%, due 01/10/11	10,999,258
4,000,000	Jupiter Securitization Company LLC, 0.270%, due 01/13/11	3,999,640
10,250,000	Jupiter Securitization Company LLC, 0.280%, due 03/11/11	10,244,499
5,250,000	Natixis US Finance Co., 0.260%, due 01/06/11	5,249,810

See Accompanying Notes to Financial Statements

ING LIQUID ASSETS PORTFOLIO(1)

PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2010 (CONTINUED)

Principal Amount			Value

COMMERCIAL PAPER: (continued)
$26,000,000		Natixis US Finance Co., 0.290%, due 01/10/11	$25,998,115
5,750,000		Natixis US Finance Co., 0.602%, due 02/08/11	5,746,358
16,250,000		Old Line Funding LLC, 0.270%, due 01/18/11	16,247,928
15,500,000		Old Line Funding LLC, 0.270%, due 02/22/11	15,493,955
11,350,000		Old Line Funding LLC, 0.280%, due 03/18/11	11,343,291
15,250,000		Rabobank USA Finance Corp., 0.280%, due 03/10/11	15,241,935
29,750,000		RBS Holdings USA, Inc., 0.310%, due 01/12/11	29,747,182
10,250,000		Societe Generale North America, 0.370%, due 02/04/11	10,246,418
7,500,000		Thunder Bay Funding LLC, 0.270%, due 03/07/11	7,496,344
3,500,000		Thunder Bay Funding LLC, 0.270%, due 02/08/11	3,499,003
851,000		Thunder Bay Funding LLC, 0.270%, due 02/11/11	850,738
5,000,000		Thunder Bay Funding LLC, 0.280%, due 03/14/11	4,997,200
24,541,000		Thunder Bay Funding LLC, 0.280%, due 03/10/11	24,527,982
36,500,000		UBS Finance Delaware LLC, 0.160%, due 01/05/11	36,499,351
750,000		Variable Funding Capital, 0.270%, due 01/25/11	749,865
27,250,000		Variable Funding Capital, 0.270%, due 01/21/11	27,245,912
2,500,000		Variable Funding Capital, 0.270%, due 01/14/11	2,499,756
6,000,000		Variable Funding Capital, 0.270%, due 01/13/11	5,999,460
1,250,000		Westpac Banking Group, 0.300%, due 03/21/11	1,249,177
8,750,000		Westpac Banking Group, 0.300%, due 01/06/11	8,749,635
2,750,000		Windmill Funding Group, 0.260%, due 01/10/11	2,749,821
16,750,000		Windmill Funding Group, 0.310%, due 04/14/11	16,735,144
19,000,000		Windmill Funding Group, 0.531%, due 01/18/11	18,995,859
		Total Commercial Paper
		(Cost $702,669,020)	702,669,020

CORPORATE BONDS/NOTES: 17.7%
$2,650,000	C	Abbott Laboratories, 3.750%, due 03/15/11	$2,666,235
11,000,000	#	ANZ National Int’l Ltd., 0.388%, due 07/25/11	11,000,000
1,090,000	#	ANZ National Int’l Ltd., 1.003%, due 09/23/11	1,094,128
14,000,000	#	Commonwealth Bank of Australia, 0.321%, due 06/20/11	14,000,000
13,000,000		Credit Suisse FB USA Inc., 0.490%, due 03/02/11	13,001,962
5,500,000		Credit Suisse FB USA Inc., 5.500%, due 08/16/11	5,666,201
2,450,000		Deutsche Bank, 0.350%, due 03/21/11	2,449,680
26,750,000		Dexia Credit Local S.A. New York, 0.561%, due 06/29/11	26,750,000
14,734,000		Federal National Mortgage Association, 5.375%, due 11/15/11	15,376,426
1,820,000		Kreditanstalt fuer Wiederaufbau, 0.575%, due 03/02/11	1,820,646
7,950,000		Kreditanstalt fuer Wiederaufbau, 1.875%, due 03/15/11	7,972,757
16,500,000		Kreditanstalt fuer Wiederaufbau, 3.250%, due 02/15/11	16,555,956
3,500,000		Kreditanstalt fuer Wiederaufbau, 3.250%, due 10/14/11	3,576,382
7,000,000	#	Rabobank Nederland NV NY, 0.354%, due 12/16/11	7,000,000
1,000,000	#	Rabobank Nederland NV NY, 0.486%, due 08/05/11	1,001,074
24,000,000	#, C	Royal Bank of Canada, 0.290%, due 02/01/12	24,000,000
9,500,000	C	Royal Bank of Canada, 0.630%, due 02/01/12	9,527,753
2,800,000	#	Royal Bank of Scottland PLC, 1.450%, due 10/20/11	2,818,527
21,000,000		Societe Generale NY, 0.350%, due 07/19/11	20,968,449
21,000,000	#, C	Svenska Handelsbanken AB, 0.386%, due 12/09/11	21,000,000
26,000,000		Toyota Motor Credit Corp., 0.440%, due 12/14/11	26,000,000
26,500,000	C	Westpac Banking Group, 0.358%, due 01/27/12	26,500,000

		Total Corporate Bonds/Notes
		(Cost $260,746,176)	260,746,176

See Accompanying Notes to Financial Statements

ING LIQUID ASSETS PORTFOLIO(1)

PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2010 (CONTINUED)

Principal Amount			Value

U.S. GOVERNMENT AGENCY OBLIGATIONS: 3.7%
$2,250,000	Federal Farm Credit Bank, 4.700%, due 01/03/12		$2,347,377
24,500,000	Federal Home Loan Bank, 0.450%, due 12/14/11		24,500,000
27,000,000	Federal Home Loan Bank, 0.500%, due 12/29/11		27,000,000

	Total U.S. Government Agency Obligations
	(Cost $53,847,377)		53,847,377

U.S. TREASURY NOTES: 0.7%
11,000,000	United States Treasury Bill, 0.280%, due 11/17/11		10,972,818

	Total U.S. Treasury Notes
	(Cost $10,972,818)		10,972,818

REPURCHASE AGREEMENTS: 22.2%
240,621,000	Deutsche Bank Repurchase Agreement dated 12/31/10, 0.220%, due 01/03/11, $240,625,411 to be received upon repurchase (Collateralized by $381,960,000 Resolution Funding Corporation, Discount Notes, Market Value plus accrued interest $245,433,940, due 01/15/11–10/15/29)		240,621,000
87,000,000	Goldman Sachs Repurchase Agreement dated 12/31/10, 0.150%, due 01/03/11, $87,001,088 to be received upon repurchase (Collateralized by $85,951,000 various U.S. Government Agency Obligations, Discount Notes — 6.280%, Market Value plus accrued interest $88,740,357, due 02/14/11–02/22/40)		$87,000,000

	Total Repurchase Agreement
	(Cost $327,621,000)		327,621,000

	Total Investments in Securities
	(Cost $1,468,763,159)*	99.7%	$1,468,763,159
	Other Assets and Liabilities — Net	0.3	4,044,546
	Net Assets	100.0%	$1,472,807,705

(1)	All securities with a maturity date of greater than 13 months have either a variable rate, a demand feature, prerefunded, optional or mandatory put resulting in a maturity of one year or less. Rate shown reflects current rate.

#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, these securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.

C	Bond may be called prior to maturity date.

*	Cost for federal income tax purposes $1,468,764,181.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$—
Gross Unrealized Depreciation	(1,022)
Net Unrealized Depreciation	$(1,022)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2010 in valuing the Portfolio’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 9/30/2010
Asset Table
Investments, at value
Certificates of Deposit	$—	$112,906,768	$—	$112,906,768
Commercial Paper	—	702,669,020	—	702,669,020
Corporate Bonds/Notes	—	260,746,176	—	260,746,176
U.S. Treasury Obligations	—	10,972,818	—	10,972,818
U.S. Government Agency Obligations	—	53,847,377	—	53,847,377
Repurchase Agreements	—	327,621,000	—	327,621,000
Total Investments, at value	$—	$1,468,763,159	$—	$1,468,763,159

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

ING MARSICO GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2010

Shares			Value	Percent of Net Assets

COMMON STOCK: 99.0%
		Consumer Discretionary: 24.4%
198,711	@	Amazon.com, Inc.	$35,767,980	4.3
606,242	@, L	Ford Motor Co.	10,178,803	1.2
423,285		McDonald’s Corp.	32,491,357	3.9
343,091	L	Nike, Inc.	29,306,833	3.6
257,386		Nordstrom, Inc.	10,908,019	1.3
51,109	@	Priceline.com, Inc.	20,420,601	2.5
76,566	L	Starbucks Corp.	2,460,066	0.3
248,105		Tiffany & Co.	15,449,498	1.9
366,698	L	TJX Cos., Inc.	16,277,724	2.0
123,148		Wynn Resorts Ltd.	12,787,688	1.5
314,911		Yum! Brands, Inc.	15,446,385	1.9
			201,494,954	24.4

		Consumer Staples: 2.2%
139,838		Estee Lauder Cos., Inc.	11,284,927	1.4
113,668		Mead Johnson Nutrition Co.	7,075,833	0.8
			18,360,760	2.2

		Energy: 5.7%
330,219		Anadarko Petroleum Corp.	25,149,479	3.1
164,620		EOG Resources, Inc.	15,047,914	1.8
166,166		Halliburton Co.	6,784,558	0.8
			46,981,951	5.7

		Financials: 14.2%
4,496,188	@	Citigroup, Inc.	21,266,969	2.6
141,347		Goldman Sachs Group, Inc.	23,768,912	2.9
354,955		PNC Financial Services Group, Inc.	21,552,868	2.6
1,139,715		US Bancorp.	30,738,114	3.7
624,203		Wells Fargo & Co.	19,344,051	2.4
			116,670,914	14.2

		Industrials: 14.6%
100,529	L	Cummins, Inc.	11,059,195	1.3
312,518		Danaher Corp.	14,741,474	1.8
134,604		Eaton Corp.	13,663,652	1.7
119,125	L	FedEx Corp.	11,079,816	1.3
294,204		General Dynamics Corp.	20,876,716	2.5
92,442	L	Precision Castparts Corp.	12,868,851	1.6
393,615		Union Pacific Corp.	36,472,366	4.4
			120,762,070	14.6

		Information Technology: 17.0%
141,411	@	Apple, Inc.	45,613,532	5.5
253,033	@, L	Baidu.com ADR	24,425,275	3.0
465,831		Broadcom Corp.	20,286,940	2.4
30,844	@, L	F5 Networks, Inc.	4,014,655	0.5
977,203		Oracle Corp.	30,586,454	3.7
117,030	@	Salesforce.com, Inc.	15,447,960	1.9
			140,374,816	17.0

COMMON STOCK: (continued)
		Materials: 19.7%
388,146		BHP Billiton PLC ADR	$31,245,753	3.8
1,114,529		Dow Chemical Co.	38,050,019	4.6
99,040		Freeport-McMoRan Copper & Gold, Inc.	11,893,714	1.4
468,321		Monsanto Co.	32,613,874	4.0
245,827	L	PPG Industries, Inc.	20,666,676	2.5
292,406		Praxair, Inc.	27,916,001	3.4
			162,386,037	19.7

		Telecommunication Services: 1.2%
190,249	@	American Tower Corp.	9,824,458	1.2

		Total Common Stock
		(Cost $605,571,553)	816,855,960	99.0

PREFERRED STOCK: 0.5%
		Financials: 0.5%
131,480	P	Wells Fargo & Co.	3,574,941	0.5

		Total Preferred Stock
		(Cost $2,516,649)	3,574,941	0.5

		Total Long-Term Investments
		(Cost $608,088,202)	820,430,901	99.5

SHORT-TERM INVESTMENTS: 3.3%
		Mutual Funds: 1.1%
8,955,981		Blackrock Liquidity Funds TempFund Portfolio — Class I	8,955,981	1.1

		Total Mutual Funds
		(Cost $8,955,981)	8,955,981	1.1

		Securities Lending Collateralcc: 2.2%
16,350,673		BNY Mellon Overnight Government Fund(1)	16,350,673	2.0
2,402,610	R	BNY Institutional Cash Reserves Fund, Series B(1)(2)	1,922,088	0.2

		Total Securities Lending Collateral
		(Cost $18,753,283)	18,272,761	2.2

		Total Short-Term Investments
		(Cost $27,709,264)	27,228,742	3.3

		Total Investments in Securities
		(Cost $635,797,466)*	$847,659,643	102.8
		Other Assets and Liabilities — Net	(22,689,869)	(2.8)
		Net Assets	$824,969,774	100.0

@	Non-income producing security

ADR	American Depositary Receipt

P	Preferred Stock may be called prior to convertible date.

cc	Securities purchased with cash collateral for securities loaned.

(1)	Collateral received from brokers for securities lending was invested in these short-term investments.

See Accompanying Notes to Financial Statements

ING MARSICO GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2010 (CONTINUED)

(2)	On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Portfolio’s position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.

R	Restricted security

L	Loaned security, a portion or all of the security is on loan at December 31, 2010.

*	Cost for federal income tax purposes is $642,241,591.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$213,799,251
Gross Unrealized Depreciation	(8,381,199)
Net Unrealized Appreciation	$205,418,052

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2010 in valuing the Portfolio’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2010
Asset Table
Investments, at value
Common Stock*	$816,855,960	$—	$—	$816,855,960
Preferred Stock	3,574,941	—	—	3,574,941
Short-Term Investments	25,306,654	—	1,922,088	27,228,742
Total Investments, at value	$845,737,555	$—	$1,922,088	$847,659,643

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio’s assets and liabilities during the period ended December 31, 2010:

	Beginning Balance 12/31/2009	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 12/31/2010
Asset Table
Investments, at value
Short-Term Investments	$1,922,088	$—	$—	$—	$—	$—	$—	$—	$1,922,088
Total Investments, at value	$1,922,088	$—	$—	$—	$—	$—	$—	$—	$1,922,088

As of December 31, 2010, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $0.

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period. It is the policy of the Portfolio to recognize transfers at the end of the reporting period.

*	For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

See Accompanying Notes to Financial Statements

ING MARSICO INTERNATIONAL
OPPORTUNITIES PORTFOLIO

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2010

Shares			Value	Percent of Net Assets

COMMON STOCK: 67.0%
		Argentina: 0.7%
43,195	@	Mercadolibre, Inc.	$2,878,947	0.7

		Belgium: 1.4%
100,207		Anheuser-Busch InBev NV	5,725,746	1.4

		Brazil: 5.6%
521,000		BR Malls Participacoes S.A.	5,366,928	1.3
834,900	@	OGX Petroleo e Gas Participacoes S.A.	10,059,036	2.5
884,800		PDG Realty SA Empreendimentos e Participacoes	5,415,402	1.4
		Other Securities	1,689,157	0.4
			22,530,523	5.6

		Canada: 2.5%
89,488		Canadian National Railway Co.	5,948,267	1.5
63,953		Teck Cominco Ltd. — Class B	3,974,309	1.0
			9,922,576	2.5

		China: 2.1%
553,500		Ping An Insurance Group Co. of China Ltd.	6,177,982	1.6
		Other Securities	2,112,173	0.5
			8,290,155	2.1

		Denmark: 2.9%
54,354		Novo-Nordisk A/S	6,123,768	1.5
49,713	@	Pandora A/S	2,994,517	0.7
		Other Securities	2,654,469	0.7
			11,772,754	2.9

		France: 5.8%
107,834		Accor S.A.	4,805,895	1.2
44,493		BNP Paribas	2,833,608	0.7
37,494		Pernod-Ricard S.A.	3,529,281	0.9
86,164		Publicis Groupe	4,496,151	1.1
42,414		Schneider Electric S.A.	6,359,388	1.6
		Other Securities	1,289,863	0.3
			23,314,186	5.8

		Germany: 7.5%
100,216		BASF AG	7,997,536	2.0
61,023	@	DaimlerChrysler AG	4,129,115	1.0
56,395		Metro AG	4,070,409	1.0
44,597		Siemens AG	5,524,437	1.4
103,185		ThyssenKrupp AG	4,286,806	1.1
		Other Securities	4,241,219	1.0
			30,249,522	7.5

COMMON STOCK: (continued)
		Hong Kong: 3.8%
1,197,400		CNOOC Ltd.	$2,850,204	0.7
741,000		Hang Lung Properties Ltd.	3,463,451	0.9
1,536,000		Li & Fung Ltd.	8,911,918	2.2
			15,225,573	3.8

		India: 2.1%
167,297		ICICI Bank Ltd. ADR	8,471,920	2.1

		Indonesia: 0.4%
		Other Securities	1,453,444	0.4

		Israel: 1.7%
133,745		Teva Pharmaceutical Industries Ltd. ADR	6,972,127	1.7

		Japan: 8.1%
93,100	L	Canon, Inc.	4,782,107	1.2
84,200		Dena Co., Ltd.	3,016,619	0.8
95,300		FamilyMart Co., Ltd.	3,585,431	0.9
135,100		Honda Motor Co., Ltd.	5,332,233	1.3
212,800		Komatsu Ltd.	6,404,613	1.6
588,000		Marubeni Corp.	4,116,464	1.0
		Other Securities	5,123,858	1.3
			32,361,325	8.1

		Luxembourg: 1.0%
41,630		Millicom International Cellular S.A.	3,979,828	1.0

		Malaysia: 0.4%
		Other Securities	1,606,512	0.4

		Russia: 0.4%
46,143	@, #	Mail.ru Group Ltd. GDR	1,661,148	0.4

		Singapore: 0.8%
1,154,500		CapitaLand Ltd.	3,339,404	0.8

		South Africa: 1.8%
217,974		MTN Group Ltd.	4,448,591	1.1
47,911		Naspers Ltd.	2,824,704	0.7
			7,273,295	1.8

		Spain: 1.7%
88,957		Inditex S.A.	6,658,747	1.7

		Sweden: 0.7%
		Other Securities	2,643,154	0.7

		Switzerland: 5.7%
104,690		Julius Baer Group Ltd.	4,901,905	1.2
121,083		Nestle S.A.	7,093,487	1.8
17,228		Swatch Group AG — BR	7,681,458	1.9
132,387		Xstrata PLC	3,137,062	0.8
			22,813,912	5.7

See Accompanying Notes to Financial Statements

ING MARSICO INTERNATIONAL
OPPORTUNITIES PORTFOLIO

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2010 (CONTINUED)

Shares			Value	Percent of Net Assets

COMMON STOCK: (continued)
		Taiwan: 0.3%
		Other Securities	$1,410,418	0.3

		United Kingdom: 8.2%
970,734		Barclays PLC	4,011,928	1.0
320,205		Compass Group PLC	2,906,151	0.7
396,128		HSBC Holdings PLC	4,048,473	1.0
81,966		Reckitt Benckiser PLC	4,509,335	1.1
287,163	@	Rolls-Royce Group PLC	2,797,895
30,115,392	@	Rolls-Royce Group PLC — C Shares	46,953	0.7
157,126		Standard Chartered PLC	4,241,708	1.1
699,087		Tesco PLC	4,635,657	1.1
217,420		Tullow Oil PLC	4,293,498	1.1
		Other Securities	1,472,006	0.4
			32,963,604	8.2

		United States: 1.4%
94,484	@	Sensata Technologies BV	2,844,913	0.7
		Other Securities	2,678,076	0.7
			5,522,989	1.4

		Total Common Stock
		(Cost $229,237,485)	269,041,809	67.0

SHORT-TERM INVESTMENTS: 5.9%
		Mutual Funds: 5.5%
22,050,546		Blackrock Liquidity Funds TempFund Portfolio — Class I	22,050,546	5.5

		Total Mutual Funds
		(Cost $22,050,546)	22,050,546	5.5

		Securities Lending Collateralcc: 0.4%
916,258		BNY Mellon Overnight Government Fund(1)	916,258	0.2
901,350	R	BNY Institutional Cash Reserves Fund, Series B(1)(2)	721,080	0.2

		Total Securities Lending Collateral
		(Cost $1,817,608)	1,637,338	0.4

		Total Short-Term Investments
		(Cost $23,868,154)	23,687,884	5.9

		Total Investments in Securities
		(Cost $253,105,639)*	$292,729,693	72.9
		Other Assets and Liabilities — Net	109,026,385	27.1
		Net Assets	$401,756,078	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2010.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

@	Non-income producing security

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, these securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.

cc	Securities purchased with cash collateral for securities loaned.

(1)	Collateral received from brokers for securities lending was invested in these short-term investments.

(2)	On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Portfolio’s position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.

R	Restricted security

L	Loaned security, a portion or all of the security is on loan at December 31, 2010.

*	Cost for federal income tax purposes is $258,103,617.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$35,408,893
Gross Unrealized Depreciation	(782,817)
Net Unrealized Appreciation	$34,626,076

Industry	Percentage of Net Assets
Consumer Discretionary	16.6%
Consumer Staples	8.3
Energy	4.6
Financials	12.0
Health Care	3.3
Industrials	10.4
Information Technology	3.9
Materials	5.8
Telecommunication Services	2.1
Short-Term Investments	5.9
Other Assets and Liabilities — Net	27.1
Net Assets	100.0%

See Accompanying Notes to Financial Statements

ING MARSICO INTERNATIONAL
OPPORTUNITIES PORTFOLIO

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2010 (CONTINUED)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2010 in valuing the Portfolio’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2010
Asset Table
Investments, at value
Common Stock
Argentina	$2,878,947	$—	$—	$2,878,947
Belgium	—	5,725,746	—	5,725,746
Brazil	22,530,523	—	—	22,530,523
Canada	9,922,576	—	—	9,922,576
China	2,112,173	6,177,982	—	8,290,155
Denmark	2,994,517	8,778,237	—	11,772,754
France	—	23,314,186	—	23,314,186
Germany	—	30,249,522	—	30,249,522
Hong Kong	—	15,225,573	—	15,225,573
India	8,471,920	—	—	8,471,920
Indonesia	—	1,453,444	—	1,453,444
Israel	6,972,127	—	—	6,972,127
Japan	—	32,361,325	—	32,361,325
Luxembourg	3,979,828	—	—	3,979,828
Malaysia	—	1,606,512	—	1,606,512
Russia	1,661,148	—	—	1,661,148
Singapore	—	3,339,404	—	3,339,404
South Africa	—	7,273,295	—	7,273,295
Spain	—	6,658,747	—	6,658,747
Sweden	—	2,643,154	—	2,643,154
Switzerland	—	22,813,912	—	22,813,912
Taiwan	—	1,410,418	—	1,410,418
United Kingdom	—	32,963,604	—	32,963,604
United States	5,522,989	—	—	5,522,989
Total Common Stock	67,046,748	201,995,061	—	269,041,809
Short-Term Investments	22,966,804	—	721,080	23,687,884
Total Investments, at value	$90,013,552	$201,995,061	$721,080	$292,729,693

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio’s assets and liabilities during the period ended December 31, 2010:

	Beginning Balance 12/31/2009	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 12/31/2010
Asset Table
Investments, at value
Short-Term Investments	$721,080	$—	$—	$—	$—	$—	$—	$—	$721,080
Total Investments, at value	$721,080	$—	$—	$—	$—	$—	$—	$—	$721,080

As of December 31, 2010, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $0.

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period. It is the policy of the Portfolio to recognize transfers at the end of the reporting period.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

ING MFS TOTAL RETURN PORTFOLIO

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2010

Shares			Value	Percent of Net Assets

COMMON STOCK: 59.5%
		Consumer Discretionary: 4.8%
120,040		Omnicom Group	$5,497,832	0.5
88,800		Target Corp.	5,339,544	0.5
203,650		Walt Disney Co.	7,638,912	0.8
		Other Securities	29,991,618	3.0
			48,467,906	4.8

		Consumer Staples: 7.6%
116,958		CVS Caremark Corp.	4,066,630	0.4
345,842		Diageo PLC	6,407,760	0.6
190,030		General Mills, Inc.	6,763,168	0.7
175,528		Nestle S.A.	10,283,075	1.0
118,140		PepsiCo, Inc.	7,718,086	0.8
287,920		Philip Morris International, Inc.	16,851,958	1.7
114,894		Procter & Gamble Co.	7,391,131	0.7
		Other Securities	16,717,866	1.7
			76,199,674	7.6

		Energy: 7.7%
110,100		Apache Corp.	13,127,223	1.3
122,827		Chevron Corp.	11,207,964	1.1
229,524		ExxonMobil Corp.	16,782,795	1.7
89,860		Hess Corp.	6,877,884	0.7
61,050		Occidental Petroleum Corp.	5,989,005	0.6
		Other Securities	23,807,639	2.3
			77,792,510	7.7

		Financials: 13.8%
114,270		AON Corp.	5,257,563	0.5
758,270		Bank of America Corp.	10,115,322	1.0
473,816		Bank of New York Mellon Corp.	14,309,243	1.4
92,920		Goldman Sachs Group, Inc.	15,625,427	1.6
507,520		JPMorgan Chase & Co.	21,528,986	2.1
289,050		Metlife, Inc.	12,845,382	1.3
147,570		Prudential Financial, Inc.	8,663,835	0.9
159,860		State Street Corp.	7,407,912	0.7
128,990		Travelers Cos., Inc.	7,186,033	0.7
364,390		Wells Fargo & Co.	11,292,446	1.1
		Other Securities	25,198,810	2.5
			139,430,959	13.8

		Health Care: 6.3%
180,900		Abbott Laboratories	8,666,919	0.8
61,030		Becton Dickinson & Co.	5,158,256	0.5
231,910		Johnson & Johnson	14,343,634	1.4
163,970		Medtronic, Inc.	6,081,647	0.6
623,438		Pfizer, Inc.	10,916,399	1.1
121,450	@	St. Jude Medical, Inc.	5,191,988	0.5
		Other Securities	13,716,733	1.4
			64,075,576	6.3

		Industrials: 7.3%
91,780		3M Co.	7,920,614	0.8

COMMON STOCK: (continued)
		Industrials: (continued)
183,940		Danaher Corp.	$8,676,450	0.8
232,100		Lockheed Martin Corp.	16,226,111	1.6
175,810		United Technologies Corp.	13,839,763	1.4
		Other Securities	26,961,719	2.7
			73,624,657	7.3

		Information Technology: 4.9%
150,470		Accenture PLC	7,296,290	0.7
249,890	@	Cisco Systems, Inc.	5,055,275	0.5
133,549		Hewlett-Packard Co.	5,622,413	0.6
267,470		Intel Corp.	5,624,894	0.6
63,080		International Business Machines Corp.	9,257,621	0.9
315,958		Oracle Corp.	9,889,485	1.0
		Other Securities	6,623,264	0.6
			49,369,242	4.9

		Materials: 2.2%
77,020		Air Products & Chemicals, Inc.	7,004,969	0.7
92,730		PPG Industries, Inc.	7,795,811	0.8
		Other Securities	7,061,667	0.7
			21,862,447	2.2

		Telecommunication Services: 2.6%
505,296		AT&T, Inc.	14,845,596	1.5
3,213,849		Vodafone Group PLC	8,436,800	0.8
		Other Securities	2,519,405	0.3
			25,801,801	2.6

		Utilities: 2.3%
		Other Securities	23,696,670	2.3

		Total Common Stock (Cost $488,529,597)	600,321,442	59.5

PREFERRED STOCK: 0.3%
		Consumer Discretionary: 0.2%
		Other Securities	1,709,876	0.2

		Energy: 0.1%
9,190		Apache Corp.	612,284	0.1

		Utilities: 0.0%
		Other Securities	525,680	0.0

		Total Preferred Stock (Cost $2,537,280)	2,847,840	0.3

Principal Amount			Value	Percent of Net Assets
CORPORATE BONDS/NOTES: 9.3%
		Consumer Discretionary: 0.7%
		Other Securities	6,824,823	0.7

		Consumer Staples: 0.7%
$1,090,000	#	Anheuser-Busch InBev Worldwide, Inc., 8.000%, due 11/15/39	1,461,150	0.2

See Accompanying Notes to Financial Statements

ING MFS TOTAL RETURN PORTFOLIO

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2010 (CONTINUED)

Principal Amount			Value	Percent of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Consumer Staples: (continued)
$952,000		CVS Caremark Corp., 6.125%, due 08/15/16	$1,081,422	0.1
965,000	#	Erac USA Finance Co., 7.000%, due 10/15/37	1,042,399	0.1
1,119,000	#	SABMiller PLC, 5.500%, due 08/15/13	1,215,303	0.1
		Other Securities	1,796,475	0.2
			6,596,749	0.7

		Energy: 1.1%
250,000		Hess Corp., 8.125%, due 02/15/19	316,334	0.0
825,285	#	Ras Laffan Liquefied Natural Gas Co., Ltd. II, 5.832%, due 09/30/16	888,266	0.1
		Other Securities	10,009,296	1.0
			11,213,896	1.1

		Financials: 4.3%
750,000	#	Achmea Hypotheekbank NV, 3.200%, due 11/03/14	781,021	0.1
521,000	#, L	Banco Bradesco S.A./Cayman Islands, 6.750%, due 09/29/19	557,470	0.1
1,627,000		Bank of America Corp., 5.490%–7.625%, due 05/15/14–06/01/19	1,750,474	0.2
558,000	#	BNP Paribas, 7.195%, due 12/31/49	538,470	0.1
1,125,000	#	BPCE S.A., 12.500%, due 08/29/49	1,295,987	0.1
610,000	#	Commonwealth Bank of Australia, 5.000%, due 10/15/19	639,633	0.1
353,000	#	Corp. Nacional del Cobre de Chile — CODELCO, 3.750%, due 11/04/20	335,835	0.0
320,000	#	Crown Castle Towers LLC, 4.883%, due 08/15/20	308,132	0.1
605,000	#	Crown Castle Towers LLC, 6.113%, due 01/15/20	632,312
837,000	#	DBS Capital Funding Corp., 7.657%, due 03/31/49	849,555	0.1
1,113,000		Goldman Sachs Group, Inc., 5.625%, due 01/15/17	1,178,432	0.1
1,400,000	#	Irish Life & Permanent Group Holdings PLC, 3.600%, due 01/14/13	1,256,416	0.1
1,638,000		JPMorgan Chase Capital XXII, 6.300%–7.000%, due 04/23/19–11/01/39	1,786,993	0.2
280,000		MetLife, Inc., 4.750%, due 02/08/21	286,457	0.0
480,000	#	Metropolitan Life Global Funding I, 5.125%, due 04/10/13	517,103	0.1
470,000	#	Metropolitan Life Global Funding I, 5.125%, due 06/10/14	511,645

CORPORATE BONDS/NOTES: (continued)
		Financials: (continued)
$497,000	#, L	Nordea Bank AB, 5.424%, due 12/29/49	$471,486	0.1
590,000		Prudential Financial, Inc., 5.375%–6.625%, due 06/21/20–06/21/40	644,582	0.1
1,960,000	#	Royal Bank of Scotland PLC, 2.625%, due 05/11/12	2,007,042	0.2
400,000	#	Santander US Debt SA Unipersonal, 3.781%, due 10/07/15	376,235	0.0
1,500,000	#	Svenska Handelsbanken AB, 4.875%, due 06/10/14	1,595,744	0.2
1,280,000	#	Unicredit Luxembourg Finance S.A., 6.000%, due 10/31/17	1,253,440	0.1
314,000	#	WEA Finance, LLC / WT Finance Aust Pty Ltd., 6.750%, due 09/02/19	350,385	0.0
2,157,000	#	Woori Bank, 6.125%, due 05/03/16	2,184,476	0.2
150,000	#	ZFS Finance USA Trust IV, 5.875%, due 05/09/32	146,945	0.0
430,000	#	ZFS Finance USA Trust V, 6.500%, due 05/09/37	421,400	0.0
		Other Securities	20,422,067	2.0
			43,099,737	4.3

		Health Care: 0.4%
460,000		Pfizer, Inc., 7.200%, due 03/15/39	597,318	0.0
1,510,000	#	Roche Holdings, Inc., 6.000%, due 03/01/19	1,758,779	0.2
		Other Securities	2,042,388	0.2
			4,398,485	0.4

		Industrials: 0.5%
873,000	#	Atlas Copco AB, 5.600%, due 05/22/17	941,858	0.1
1,754,000	#	BAE Systems Holdings, Inc., 5.200%, due 08/15/15	1,872,509	0.2
		Other Securities	2,698,185	0.2
			5,512,552	0.5

		Information Technology: 0.2%
		Other Securities	1,563,858	0.2

		Materials: 0.2%
		Other Securities	1,908,287	0.2

		Telecommunication Services: 0.5%
1,070,000		AT&T, Inc., 6.550%, due 02/15/39	1,168,550	0.1
160,000	#	Qtel International Finance Ltd., 7.875%, due 06/10/19	191,772	0.0
		Other Securities	4,140,140	0.4
			5,500,462	0.5

		Utilities: 0.7%
902,000	#	EDP Finance BV, 6.000%, due 02/02/18	844,263	0.1

See Accompanying Notes to Financial Statements

ING MFS TOTAL RETURN PORTFOLIO

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2010 (CONTINUED)

Principal Amount			Value	Percent of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Utilities: (continued)
$858,000	#	Enel Finance International S.A., 6.250%, due 09/15/17	$938,397	0.1
		Other Securities	5,808,896	0.5
			7,591,556	0.7

		Total Corporate Bonds/Notes (Cost $88,856,450)	94,210,405	9.3

U.S. GOVERNMENT AGENCY OBLIGATIONS: 13.2%
		Federal Home Loan Mortgage Corporation##: 4.5%
8,549,041		4.500%, due 08/01/18–06/01/39	8,884,576	4.5
9,922,075		5.000%, due 03/01/18–07/01/39	10,468,179
5,875,304		5.500%, due 01/01/19–02/01/37	6,325,436
6,680,314		6.000%, due 04/01/16–05/01/37	7,317,342
11,772,710	W	3.808%–6.500%, due 03/25/19–11/01/40	12,098,206
			45,093,739	4.5

		Federal National Mortgage Association##: 6.7%
12,424,362		5.000%, due 11/01/17–11/01/39	13,154,225	6.7
24,087,206		5.500%, due 11/01/17–08/01/38	25,990,719
13,463,984		6.000%, due 02/01/17–07/01/37	14,802,717
13,098,254		4.010%–7.500%, due 03/01/11–06/01/31	14,173,674
			68,121,335	6.7

		Government National Mortgage Association: 2.0%
18,781,750		4.000%–6.000%, due 09/15/32–09/20/40	19,905,990	2.0

		Other U.S. Agency Obligations: 0.0%
		Other Securities	612,116	0.0

		Total U.S. Government Agency Obligations (Cost $126,402,899)	133,733,180	13.2

U.S. TREASURY OBLIGATIONS: 12.9%
		U.S. Treasury Notes: 12.9%
19,946,500		1.375%, due 02/15/12–01/15/13	20,219,439	12.9
15,042,000		1.875%, due 04/30/14	15,386,326
13,496,000		2.125%, due 05/31/15	13,713,232
14,637,300		2.750%, due 10/31/13–02/15/19	14,926,441
13,602,000		3.750%, due 11/15/18	14,470,188
6,741,400	L	4.500%, due 08/15/39	6,923,627
5,949,000		5.000%, due 05/15/37	6,638,715
4,440,000		8.500%, due 02/15/20	6,353,365
28,629,000	L	1.500%–9.875%, due 06/30/11–02/15/36	31,179,825

		Total U.S. Treasury Obligations (Cost $128,319,060)	129,811,158	12.9

ASSET-BACKED SECURITIES: 0.9%
		Home Equity Asset-Backed Securities: 0.1%
$1,109,083	#	Bayview Financial Revolving Mortgage Loan Trust, 1.861%, due 12/28/40	$505,631	0.0
		Other Securities	934,357	0.1
			1,439,988	0.1

		Other Asset-Backed Securities: 0.8%
1,134,757	#	Anthracite CDO I Ltd., 0.711%, due 05/24/17	1,100,714	0.1
843,300	#	Capital Trust Re CDO Ltd., 5.160%, due 06/25/35	847,517	0.1
		Other Securities	5,678,416	0.6
			7,626,647	0.8

		Total Asset-Backed Securities (Cost $10,694,906)	9,066,635	0.9

COLLATERALIZED MORTGAGE OBLIGATIONS: 2.3%
29,856	#	BlackRock Capital Finance LP, 7.750%, due 09/25/26	25,734	0.0
359,641	#	GG1C Funding Corp., 5.129%, due 01/15/14	371,552	0.0
6,329,000		JPMorgan Chase Commercial Mortgage Securities Corp., 4.780%–5.872%, due 09/12/37–06/15/49	6,606,936	0.7
5,202,720	#, ˆ	Morgan Stanley Capital I, 1.008%, due 11/15/30	136,904	0.0
1,141,296	#	Spirit Master Funding, LLC, 5.050%, due 07/20/23	997,288	0.1
		Other Securities	14,744,898	1.5

		Total Collateralized Mortgage Obligations (Cost $22,639,570)	22,883,312	2.3

MUNICIPAL BONDS: 0.2%
		Massachusetts: 0.1%
		Other Securities	1,124,092	0.1

		New Jersey: 0.1%
		Other Securities	992,862	0.1

		Total Municipal Bonds (Cost $2,177,743)	2,116,954	0.2

OTHER BONDS: 0.2%
		Foreign Government Bonds: 0.2%
1,800,000	#	Russian Foreign Bond — Eurobond, 3.625%, due 04/29/15	1,811,340	0.2
611,000	#	Societe Financement de l’Economie Francaise, 3.375%, due 05/05/14	644,020	0.0
		Other Securities	124,593	0.0

		Total Other Bonds (Cost $2,504,880)	2,579,953	0.2

		Total Long-Term Investments (Cost $872,662,385)	997,570,879	98.8

See Accompanying Notes to Financial Statements

ING MFS TOTAL RETURN PORTFOLIO

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2010 (CONTINUED)

Principal Amount		Value	Percent of Net Assets

SHORT-TERM INVESTMENTS: 1.9%
	Commercial Paper: 1.4%
$14,166,000	BNP Paribas, 0.100%, due 01/03/11	$14,165,882	1.4

	Total Commercial Paper (Cost $14,165,882)	14,165,882	1.4

Shares			Value	Percent of Net Assets
		Securities Lending Collateralcc: 0.5%
2,869,427		BNY Mellon Overnight Government Fund(1)	2,869,427	0.3
2,385,323	R	BNY Institutional Cash Reserves Fund, Series B(1)(2)	1,908,259	0.2

		Total Securities Lending Collateral (Cost $5,254,750)	4,777,686	0.5

		Total Short-Term Investments (Cost $19,420,632)	18,943,568	1.9

		Total Investments in Securities (Cost $892,083,017)*	$1,016,514,447	100.7
		Other Assets and Liabilities — Net	(7,458,613)	(0.7)

		Net Assets	$1,009,055,834	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2010.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

@	Non-income producing security

#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, these securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.

cc	Securities purchased with cash collateral for securities loaned.

(1)	Collateral received from brokers for securities lending was invested in these short-term investments.

(2)	On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Portfolio’s position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.

##	On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship and the U.S. Treasury guaranteed the debt issued by those organizations.

W	Settlement is on a when-issued or delayed-delivery basis.

R	Restricted security

L	Loaned security, a portion or all of the security is on loan at December 31, 2010.

ˆ	Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

*	Cost for federal income tax purposes is $921,413,478.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$135,684,931
Gross Unrealized Depreciation	(40,583,962)
Net Unrealized Appreciation	$95,100,969

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2010 in valuing the Portfolio’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2010
Asset Table
Investments, at value
Common Stock
Consumer Discretionary	$48,467,906	$—	$—	$48,467,906
Consumer Staples	56,461,306	19,738,368	—	76,199,674
Energy	77,792,510	—	—	77,792,510
Financials	138,251,574	1,179,385	—	139,430,959
Health Care	59,982,104	4,093,472	—	64,075,576
Industrials	73,624,657	—	—	73,624,657
Information Technology	49,369,242	—	—	49,369,242
Materials	21,862,447	—	—	21,862,447
Telecommunication Services	17,365,001	8,436,800	—	25,801,801
Utilities	23,696,670	—	—	23,696,670
Total Common Stock	566,873,417	33,448,025	—	600,321,442

See Accompanying Notes to Financial Statements

ING MFS TOTAL RETURN PORTFOLIO

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2010 (CONTINUED)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2010
Preferred Stock	$—	$2,847,840	$—	$2,847,840
Corporate Bonds/Notes	—	94,210,405	—	94,210,405
U.S. Government Agency Obligations	—	133,733,180	—	133,733,180
U.S. Treasury Obligations	—	129,811,158	—	129,811,158
Asset-Backed Securities	—	6,612,773	2,453,862	9,066,635
Collateralized Mortgage Obligations	—	22,883,312	—	22,883,312
Municipal Bonds	—	2,116,954	—	2,116,954
Other Bonds	—	2,579,953	—	2,579,953
Short-Term Investments	2,869,427	14,165,882	1,908,259	18,943,568
Total Investments, at value	$569,742,844	$442,409,482	$4,362,121	$1,016,514,447

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio’s assets and liabilities during the period ended December 31, 2010:

	Beginning Balance 12/31/2009	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 12/31/2010
Asset Table
Investments, at value
Asset-Backed Securities	$509,497	$1,906,232	$(102,324)	$8,844	$399	$131,214	$—	$—	$2,453,862
Short-Term Investments	1,908,259	—	—	—	—	—	—	—	1,908,259
Total Investments, at value	$2,417,756	$1,906,232	$(102,324)	$8,844	$399	$131,214	$—	$—	$4,362,121

As of December 31, 2010, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $131,214.

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period. It is the policy of the Portfolio to recognize transfers at the end of the reporting period.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

ING MFS UTILITIES PORTFOLIO

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2010

Shares			Value	Percent of Net Assets

COMMON STOCK: 92.9%
		Consumer Discretionary: 8.2%
721,200		Comcast Corp. — Special Class A	$15,008,172	2.8
140,626		Time Warner Cable, Inc.	9,285,535	1.8
668,800		Virgin Media, Inc.	18,218,112	3.5
		Other Securities	532,267	0.1
			43,044,086	8.2

		Energy: 14.2%
825,710		El Paso Corp.	11,361,770	2.2
322,740		EQT Corp.	14,471,662	2.7
404,290		QEP Resources, Inc.	14,679,770	2.8
206,430		Spectra Energy Corp.	5,158,686	1.0
658,981		Williams Cos., Inc.	16,290,010	3.1
		Other Securities	12,927,957	2.4
			74,889,855	14.2

		Industrials: 0.0%
		Other Securities	93,249	0.0

		Telecommunication Services: 23.6%
96,700	@	American Tower Corp.	4,993,588	1.0
1,318,700		Bezeq Israeli Telecommunication Corp., Ltd.	4,014,674	0.8
416,760		Cellcom Israel Ltd.	13,623,884	2.6
170,630		CenturyTel, Inc.	7,877,987	1.5
418,868		Koninklijke KPN NV	6,117,947	1.2
234,765		Mobile Telesystems Finance SA ADR	4,899,546	0.9
257,600	@	NII Holdings, Inc.	11,504,416	2.2
284,670		Partner Communications ADR	5,784,494	1.1
547,304		Portugal Telecom SGPS S.A.	6,247,516	1.2
793,400		Qwest Communications International, Inc.	6,037,774	1.1
610,570	@	TDC A/S	5,298,699	1.0
164,262	@	Telenet Group Holding NV	6,471,718	1.2
293,900		Vivo Participacoes S.A. ADR	9,578,201	1.8
2,857,803		Vodafone Group PLC	7,502,129	1.4
		Other Securities	24,003,464	4.6
			123,956,037	23.6

		Utilities: 46.9%
981,880	@	AES Corp.	11,959,298	2.3
296,310		American Electric Power Co., Inc.	10,661,234	2.0
157,010		American Water Works Co., Inc.	3,970,783	0.8
530,690	@	Calpine Corp.	7,079,405	1.3
430,800		CenterPoint Energy, Inc.	6,772,176	1.3
167,638		CEZ A/S	6,999,913	1.3
161,000		Cia Paranaense de Energia ADR	4,040,572	0.8
953,020		CMS Energy Corp.	17,726,170	3.4
270,890		Constellation Energy Group, Inc.	8,297,361	1.6

COMMON STOCK: (continued)
		Utilities: (continued)
186,300		DPL, Inc.	$4,789,773	0.9
259,985		Enagas	5,199,809	1.0
2,891,915		Energias de Portugal S.A.	9,628,933	1.8
107,330		Entergy Corp.	7,602,184	1.4
255,263		Fortum OYJ	7,699,612	1.5
793,871		International Power PLC	5,436,737	1.0
1,080,480		National Grid PLC	9,338,843	1.8
243,500		NextEra Energy, Inc.	12,659,565	2.4
202,900		Northeast Utilities	6,468,452	1.2
275,014	@	NRG Energy, Inc.	5,373,774	1.0
134,900		OGE Energy Corp.	6,143,346	1.2
240,180		Pacific Gas & Electric Co.	11,490,211	2.2
299,610		PPL Corp.	7,885,735	1.5
369,090		Public Service Enterprise Group, Inc.	11,740,753	2.2
296,290		Questar Corp.	5,158,409	1.0
178,589		Red Electrica de Espana	8,418,981	1.6
131,020		Sempra Energy	6,875,930	1.3
454,700		Tractebel Energia S.A.	7,518,985	1.4
		Other Securities	30,145,370	5.7
			247,082,314	46.9

		Total Common Stock (Cost $404,386,526)	489,065,541	92.9

PREFERRED STOCK: 3.6%
		Energy: 1.0%
4,430		El Paso Corp.	5,211,895	1.0
		Utilities: 2.6%
145,190		NextEra Energy, Inc.	7,198,105	1.4
70,930		PPL Corp.	3,896,185	0.7
		Other Securities	2,532,307	0.5
			13,626,597	2.6

		Total Preferred Stock (Cost $18,846,623)	18,838,492	3.6

Principal Amount			Value	Percent of Net Assets

CORPORATE BONDS/NOTES: 1.2%
		Consumer Discretionary: 1.0%
$3,101,000		Virgin Media, Inc., 6.500%, due 11/15/16	5,147,660	1.0

		Utilities: 0.2%
1,275,000	#	GenOn Escrow Corp., 9.875%, due 10/15/20	1,271,813	0.2

		Total Corporate Bonds/Notes (Cost $4,083,467)	6,419,473	1.2

		Total Long-Term Investments (Cost $427,316,616)	514,323,506	97.7

See Accompanying Notes to Financial Statements

ING MFS UTILITIES PORTFOLIO

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2010 (CONTINUED)

Principal Amount		Value	Percent of Net Assets

SHORT-TERM INVESTMENTS: 1.4%
	Commercial Paper: 1.4%
$7,562,000	HSBC, 0.150%, due 01/03/11	$7,561,905	1.4

	Total Short-Term Investments (Cost $7,561,905)	7,561,905	1.4

	Total Investments in Securities (Cost $434,878,521)*	$521,885,411	99.1
	Other Assets and Liabilities — Net	4,679,200	0.9

	Net Assets	$526,564,611	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2010.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

@	Non-income producing security

ADR	American Depositary Receipt

#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, these securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.

*	Cost for federal income tax purposes is $444,326,115.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$94,020,084
Gross Unrealized Depreciation	(16,460,788)
Net Unrealized Appreciation	$77,559,296

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2010 in valuing the Portfolio’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2010
Asset Table
Investments, at value
Common Stock
Consumer Discretionary	$43,044,086	$—	$—	$43,044,086
Energy	74,889,855	—	—	74,889,855
Industrials	93,249	—	—	93,249
Telecommunication Services	75,223,903	48,732,134	—	123,956,037
Utilities	190,220,802	56,861,512	—	247,082,314
Total Common Stock	383,471,895	105,593,646	—	489,065,541
Preferred Stock	9,730,412	9,108,080	—	18,838,492
Corporate Bonds/Notes	—	6,419,473	—	6,419,473
Short-Term Investments	—	7,561,905	—	7,561,905
Total Investments, at value	$393,202,307	$128,683,104	$—	$521,885,411
Other Financial Instruments+:
Forward foreign currency contracts	—	705,590	—	705,590
Total Assets	$393,202,307	$129,388,694	$—	$522,591,001
Liabilities Table
Other Financial Instruments+:
Forward foreign currency contracts	$—	$(726,394)	$—	$(726,394)
Total Liabilities	$—	$(726,394)	$—	$(726,394)

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Summary Portfolio of Investments and may include open forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at measurement date which represents the amount due to/from the Portfolio. Swaps and written options are reported at their market value at measurement date.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

ING MFS UTILITIES PORTFOLIO

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2010 (CONTINUED)

At December 31, 2010 the following forward foreign currency contracts were outstanding for the ING MFS Utilities Portfolio:

Counterparty	Currency	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Barclays Bank PLC	British Pound
	GBP 59,805	BUY	1/12/11	$95,077	$93,233	$(1,844)
Credit Suisse First Boston	EU Euro
	EUR 342,493	BUY	1/12/11	477,767	457,666	(20,101)
Credit Suisse First Boston	EU Euro
	EUR 137,757	BUY	1/12/11	193,613	184,082	(9,531)
Credit Suisse First Boston	British Pound
	GBP 34,823	BUY	1/12/11	55,508	54,288	(1,220)
Credit Suisse First Boston	EU Euro
	EUR 802,892	BUY	1/12/11	1,051,467	1,072,888	21,421
Citigroup, Inc.	British Pound
	GBP 167,797	BUY	1/12/11	260,216	261,586	1,370
Deutsche Bank AG	EU Euro
	EUR 364,190	BUY	1/12/11	506,366	486,660	(19,706)
Deutsche Bank AG	EU Euro
	EUR 230,167	BUY	1/12/11	323,675	307,568	(16,107)
Deutsche Bank AG	EU Euro
	EUR 243,136	BUY	1/12/11	341,912	324,897	(17,015)
Deutsche Bank AG	EU Euro
	EUR 17,587	BUY	1/12/11	24,458	23,501	(957)
Deutsche Bank AG	British Pound
	GBP 116,078	BUY	1/12/11	186,046	180,958	(5,088)
Goldman Sachs & Co.	EU Euro
	EUR 44,280	BUY	1/12/11	61,601	59,171	(2,430)
Goldman Sachs & Co.	EU Euro
	EUR 22,764	BUY	1/12/11	30,193	30,419	226
HSBC	EU Euro
	EUR 202,654	BUY	1/12/11	281,676	270,802	(10,874)
HSBC	EU Euro
	EUR 371,786	BUY	1/12/11	518,448	496,811	(21,637)
HSBC	EU Euro
	EUR 443,979	BUY	1/12/11	619,118	593,280	(25,838)
HSBC	EU Euro
	EUR 219,342	BUY	1/12/11	306,493	293,102	(13,391)
HSBC	EU Euro
	EUR 332,367	BUY	1/12/11	463,512	444,135	(19,377)
HSBC	EU Euro
	EUR 208,954	BUY	1/12/11	289,136	279,221	(9,915)
HSBC	British Pound
	GBP 261,586	BUY	1/12/11	421,790	407,798	(13,992)
UBS Warburg LLC	EU Euro
	EUR 736,354	BUY	1/12/11	1,019,461	983,976	(35,485)
UBS Warburg LLC	EU Euro
	EUR 97,605	BUY	1/12/11	135,131	130,428	(4,703)
						$(226,194)
Barclays Bank PLC	British Pound
	GBP 7,975,991	SELL	1/12/11	$12,697,778	$12,434,121	$263,657
Barclays Bank PLC	EU Euro
	EUR 184,835	SELL	1/12/11	256,470	246,992	9,478
Barclays Bank PLC	British Pound
	GBP 106,155	SELL	1/12/11	166,962	165,490	1,472
Barclays Bank PLC	EU Euro
	EUR 401,621	SELL	1/12/11	542,610	536,678	5,932
Barclays Bank PLC	EU Euro
	EUR 717,570	SELL	1/12/11	941,560	958,875	(17,315)
BEST Direct Securities, LLC	British Pound
	GBP 117,811	SELL	1/12/11	185,992	183,661	2,331
Goldman Sachs	EU Euro
	EUR 441,063	SELL	1/12/11	586,182	589,384	(3,202)
Credit Suisse First Boston	British Pound
	GBP 244,088	SELL	1/12/11	385,127	380,520	4,607
Credit Suisse First Boston	EU Euro
	EUR 12,844	SELL	1/12/11	16,971	17,163	(192)

See Accompanying Notes to Financial Statements

ING MFS UTILITIES PORTFOLIO

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2010 (CONTINUED)

Counterparty	Currency	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Credit Suisse First Boston	EU Euro
	EUR 45,611	SELL	1/12/11	$62,051	$60,950	$1,101
Credit Suisse First Boston	EU Euro
	EUR 197,789	SELL	1/12/11	259,025	264,302	(5,277)
Citigroup, Inc.	EU Euro
	EUR 212,265	SELL	1/12/11	284,637	283,646	991
Citigroup, Inc.	EU Euro
	EUR 186,497	SELL	1/12/11	246,389	249,212	(2,823)
Credit Suisse First Boston	British Pound
	GBP 87,404	SELL	1/12/11	137,744	136,257	1,487
Credit Suisse First Boston	EU Euro
	EUR 77,400	SELL	1/12/11	102,237	103,428	(1,191)
Citigroup, Inc.	EU Euro
	EUR 64,958	SELL	1/12/11	88,440	86,801	1,639
Deutsche Bank AG	EU Euro
	EUR 245,750	SELL	1/12/11	335,279	328,391	6,888
Deutsche Bank AG	British Pound
	GBP 7,975,991	SELL	1/12/11	12,694,907	12,434,121	260,786
Deutsche Bank AG	British Pound
	GBP 93,213	SELL	1/12/11	146,481	145,314	1,167
Deutsche Bank AG	EU Euro
	EUR 120,126	SELL	1/12/11	167,146	160,522	6,624
Deutsche Bank AG	EU Euro
	EUR 22,417	SELL	1/12/11	29,379	29,956	(577)
Deutsche Bank AG	EU Euro
	EUR 287,984	SELL	1/12/11	382,563	384,827	(2,264)
Deutsche Bank AG	EU Euro
	EUR 121,401	SELL	1/12/11	161,272	162,226	(954)
HSBC	EU Euro
	EUR 228,811	SELL	1/12/11	318,033	305,756	12,277
HSBC	EU Euro
	EUR 515,667	SELL	1/12/11	718,190	689,075	29,115
HSBC	EU Euro
	EUR 63,163	SELL	1/12/11	86,408	84,403	2,005
HSBC	EU Euro
	EUR 178,254	SELL	1/12/11	239,785	238,197	1,588
HSBC	EU Euro
	EUR 103,539	SELL	1/12/11	139,076	138,357	719
HSBC	EU Euro
	EUR 80,826	SELL	1/12/11	106,341	108,006	(1,665)
JPMorgan Chase & Co.	EU Euro
	EUR 522,995	SELL	1/12/11	728,023	698,868	29,155
JPMorgan Chase & Co.	EU Euro
	EUR 51,179	SELL	1/12/11	67,431	68,389	(958)
Royal Bank of Scotland Group PLC	EU Euro
	EUR 134,333	SELL	1/12/11	177,722	179,506	(1,784)
The Bank of New York Mellon Corporation	British Pound GBP 123,759	SELL	1/12/11	192,414	192,933	(519)
The Bank of New York Mellon Corporation	British Pound GBP 129,739	SELL	1/12/11	201,950	202,256	(306)
The Bank of New York Mellon Corporation	EU Euro EUR 335,775	SELL	1/12/11	437,407	448,689	(11,282)
The Bank of New York Mellon Corporation	British Pound GBP 348,312	SELL	1/12/11	543,011	542,999	12
The Bank of New York Mellon Corporation	EU Euro EUR 172,545	SELL	1/12/11	228,344	230,568	(2,224)
The Bank of New York Mellon Corporation	British Pound GBP 73,795	SELL	1/12/11	116,305	115,043	1,262
UBS Warburg LLC	EU Euro
	EUR 26,042,653	SELL	3/15/11	34,398,177	34,792,348	(394,171)
UBS Warburg LLC	EU Euro
	EUR 89,781	SELL	1/12/11	123,841	119,973	3,868
UBS Warburg LLC	EU Euro
	EUR 103,339	SELL	1/12/11	146,697	138,090	8,607
UBS Warburg LLC	EU Euro
	EUR 236,122	SELL	1/12/11	325,261	315,526	9,735

See Accompanying Notes to Financial Statements

ING MFS UTILITIES PORTFOLIO

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2010 (CONTINUED)

Counterparty	Currency	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
UBS Warburg LLC	EU Euro
	EUR 34,874	SELL	1/12/11	$47,475	$46,602	$873
UBS Warburg LLC	EU Euro EUR 602,720	SELL	1/12/11	820,498	805,403	15,095
UBS Warburg LLC	EU Euro
	EUR 213,045	SELL	1/12/11	284,758	284,687	71
UBS Warburg LLC	EU Euro
	EUR 356,080	SELL	1/12/11	467,032	475,823	(8,791)
UBS Warburg LLC	EU Euro
	EUR 117,717	SELL	1/12/11	154,154	157,303	(3,149)
UBS Warburg LLC	EU Euro
	EUR 193,446	SELL	1/12/11	253,324	258,499	(5,175)
UBS Warburg LLC	EU Euro
	EUR 105,969	SELL	1/12/11	138,656	141,605	(2,949)
UBS Warburg LLC	EU Euro
	EUR 209,442	SELL	1/12/11	274,046	279,874	(5,828)
UBS Warburg LLC	EU Euro
	EUR 96,194	SELL	1/12/11	126,203	128,542	(2,339)
UBS Warburg LLC	EU Euro
	EUR 57,178	SELL	1/12/11	75,660	76,406	(746)
UBS Warburg LLC	EU Euro
	EUR 30,511	SELL	1/12/11	40,616	40,771	(155)
UBS Warburg LLC	EU Euro
	EUR 20,233	SELL	1/12/11	27,067	27,036	31
UBS Warburg LLC	EU Euro
	EUR 54,723	SELL	1/12/11	71,779	73,126	(1,347)
						$205,390

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2010 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$705,590
Total Asset Derivatives		$705,590
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$726,394
Total Liability Derivatives		$726,394

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2010 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*
Foreign exchange contracts	$1,145,623
Total	$1,145,623

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*
Foreign exchange contracts	$(303,103)
Total	$(303,103)

*	Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

See Accompanying Notes to Financial Statements

ING MORGAN STANLEY GLOBAL
FRANCHISE PORTFOLIO

PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2010

Shares			Value	Percent of Net Assets

COMMON STOCK: 96.5%
		Cayman Islands: 1.4%
79,236		Herbalife Ltd.	$5,417,365	1.4

		Finland: 2.9%
205,161		Kone OYJ	11,395,141	2.9

		France: 0.3%
18,664		Groupe Danone	1,173,539	0.3

		Ireland: 4.3%
350,785		Accenture PLC	17,009,565	4.3

		Italy: 1.0%
638,729		Davide Campari-Milano S.p.A.	4,160,738	1.0

		Japan: 3.0%
441,200		Kao Corp.	11,857,287	3.0

		Netherlands: 1.6%
505,294		Reed Elsevier NV	6,255,708	1.6

		Sweden: 4.8%
665,447		Swedish Match AB	19,283,502	4.8

		Switzerland: 9.3%
472,830		Nestle S.A.	27,700,117	7.0
154,254		Novartis AG	9,080,255	2.3
			36,780,372	9.3

		United Kingdom: 31.3%
370,734		Admiral Group PLC	8,768,743	2.2
840,899		British American Tobacco PLC	32,345,993	8.1
485,663		Diageo PLC	8,998,363	2.3
349,419		Experian Group Ltd.	4,352,076	1.1
831,939		Imperial Tobacco Group PLC	25,573,472	6.4
456,469		Reckitt Benckiser PLC	25,112,507	6.3
627,962		Unilever PLC	19,288,553	4.9
			124,439,707	31.3

		United States: 36.6%
59,281	L	Brown-Forman Corp.	4,127,143	1.0
665,456		Dr Pepper Snapple Group, Inc.	23,397,433	5.9
360,579		Kellogg Co.	18,418,375	4.6
125,223		Mead Johnson Nutrition Co.	7,795,132	2.0
695,739		Microsoft Corp.	19,425,033	4.9
412,432	L	Moody’s Corp.	10,945,945	2.7
303,774		Philip Morris International, Inc.	17,779,892	4.5
280,676		Procter & Gamble Co.	18,055,887	4.5
176,922		Scotts Miracle-Gro Co.	8,982,330	2.3

COMMON STOCK: (continued)
		United States: (continued)
200,669		Visa, Inc.	$14,123,084	3.6
62,707		Weight Watchers International, Inc.	2,350,885	0.6
			145,401,139	36.6
		Total Common Stock (Cost $324,790,646)	383,174,063	96.5

SHORT-TERM INVESTMENTS: 1.1%
		Securities Lending Collateralcc: 1.1%
3,799,332		BNY Mellon Overnight Government Fund(1)	3,799,332	1.0
727,587	R	BNY Institutional Cash Reserves Fund, Series B(1)(2)	582,069	0.1

		Total Short-Term Investments (Cost $4,526,919)	4,381,401	1.1

		Total Investments in Securities (Cost $329,317,565)*	$387,555,464	97.6
		Other Assets and Liabilities — Net	9,518,066	2.4

		Net Assets	$397,073,530	100.0

cc	Securities purchased with cash collateral for securities loaned.

(1)	Collateral received from brokers for securities lending was invested in these short-term investments.

(2)	On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Portfolio’s position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.

R	Restricted security

L	Loaned security, a portion or all of the security is on loan at December 31, 2010.

*	Cost for federal income tax purposes is $331,524,190.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$59,128,878
Gross Unrealized Depreciation	(3,097,604)
Net Unrealized Appreciation	$56,031,274

Industry	Percentage of Net Assets
Consumer Discretionary	2.2%
Consumer Staples	68.1
Financials	5.0
Health Care	2.3
Industrials	4.0
Information Technology	12.7
Materials	2.2
Short-Term Investments	1.1
Other Assets and Liabilities — Net	2.4
Net Assets	100.0%

See Accompanying Notes to Financial Statements

ING MORGAN STANLEY GLOBAL
FRANCHISE PORTFOLIO

PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2010 (CONTINUED)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2010 in valuing the Portfolio’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2010
Asset Table
Investments, at value
Common Stock
Cayman Islands	$5,417,365	$—	$—	$5,417,365
Finland	—	11,395,141	—	11,395,141
France	—	1,173,539	—	1,173,539
Ireland	17,009,565	—	—	17,009,565
Italy	—	4,160,738	—	4,160,738
Japan	—	11,857,287	—	11,857,287
Netherlands	—	6,255,708	—	6,255,708
Sweden	—	19,283,502	—	19,283,502
Switzerland	—	36,780,372	—	36,780,372
United Kingdom	—	124,439,707	—	124,439,707
United States	145,401,139	—	—	145,401,139
Total Common Stock	167,828,069	215,345,994	—	383,174,063
Short-Term Investments	3,799,332	—	582,069	4,381,401
Total Investments, at value	$171,627,401	$215,345,994	$582,069	$387,555,464

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio’s assets and liabilities during the period ended December 31, 2010:

	Beginning Balance 12/31/2009	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 12/31/2010
Asset Table
Investments, at value
Short-Term Investments	$582,069	$—	$—	$—	$—	$—	$—	$—	$582,069
Total Investments, at value	$582,069	$—	$—	$—	$—	$—	$—	$—	$582,069

As of December 31, 2010, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $0.

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period. It is the policy of the Portfolio to recognize transfers at the end of the reporting period.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

ING MORGAN STANLEY GLOBAL
TACTICAL ASSET ALLOCATION PORTFOLIO

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2010

Shares			Value	Percent of Net Assets

COMMON STOCK: 51.4%
		Austria: 0.0%
		Other Securities	$16,928	0.0

		Belgium: 0.2%
		Other Securities	162,113	0.2

		Bermuda: 0.3%
		Other Securities	238,330	0.3

		Denmark: 0.3%
		Other Securities	236,714	0.3

		Finland: 0.2%
		Other Securities	152,290	0.2

		France: 2.1%
4,417		Total S.A.	235,261	0.3
		Other Securities	1,486,888	1.8
			1,722,149	2.1

		Germany: 1.8%
		Other Securities	1,475,215	1.8

		Indonesia: 0.1%
		Other Securities	97,769	0.1

		Ireland: 0.1%
		Other Securities	78,874	0.1

		Israel: 0.5%
7,500		Teva Pharmaceutical Industries Ltd. ADR	390,975	0.5

		Italy: 0.6%
		Other Securities	490,919	0.6

		Japan: 6.8%
		Other Securities	5,618,551	6.8

		Luxembourg: 0.1%
		Other Securities	108,140	0.1

		Netherlands: 1.0%
12,971		Royal Dutch Shell PLC — Class B	431,398	0.5
		Other Securities	404,560	0.5
			835,958	1.0

		Norway: 0.2%
		Other Securities	152,876	0.2

		Portugal: 0.0%
		Other Securities	26,771	0.0

		Spain: 0.8%
		Other Securities	683,106	0.8

COMMON STOCK: (continued)
		Sweden: 0.8%
		Other Securities	$687,260	0.8

		Switzerland: 2.0%
6,426		Nestle S.A.	376,459	0.4
		Other Securities	1,301,051	1.6
			1,677,510	2.0

		United Kingdom: 4.6%
36,097		BP PLC	266,069	0.3
39,075		HSBC Holdings PLC	399,351	0.5
104,407		Vodafone Group PLC	274,083	0.3
		Other Securities	2,901,180	3.5
			3,840,683	4.6

		United States: 28.9%
13,520	S	Abbott Laboratories	647,728	0.8
21,711	S	Alcoa, Inc.	334,132	0.4
3,733	S	Allergan, Inc.	256,345	0.3
752	@, S	Apple, Inc.	242,565	0.3
31,503	S	Applied Materials, Inc.	442,617	0.5
12,551		Avon Products, Inc.	364,732	0.4
10,535		Bristol-Myers Squibb Co.	278,967	0.3
13,151	S	Broadcom Corp.	572,726	0.7
2,746	S	Caterpillar, Inc.	257,190	0.3
3,985		Chevron Corp.	363,631	0.4
3,902		Chubb Corp.	232,715	0.3
22,311	@, S	Cisco Systems, Inc.	451,352	0.5
4,550	S	Cliffs Natural Resources, Inc.	354,946	0.4
5,340		ConocoPhillips	363,654	0.4
21,252	S	Corning, Inc.	410,589	0.5
7,100		CSX Corp.	458,731	0.6
8,200		Emerson Electric Co.	468,794	0.6
12,250		Expedia, Inc.	307,353	0.4
3,639		ExxonMobil Corp.	266,084	0.3
29,252	@, S	Ford Motor Co.	491,141	0.6
3,701	S	Freeport-McMoRan Copper & Gold, Inc.	444,453	0.5
2,700		Goldman Sachs Group, Inc.	454,032	0.5
900	@, S	Google, Inc. — Class A	534,573	0.6
28,214	S	Intel Corp.	593,340	0.7
2,203	S	International Business Machines Corp.	323,312	0.4
6,568		JPMorgan Chase & Co.	278,615	0.3
11,074	S	Microsoft Corp.	309,186	0.4
5,400		Noble Energy, Inc.	464,832	0.6
10,139		Norfolk Southern Corp.	636,932	0.8
27,251	@, S	Nvidia Corp.	419,665	0.5
7,270	S	Peabody Energy Corp.	465,135	0.6
8,753		PepsiCo, Inc.	571,833	0.7
10,666		Philip Morris International, Inc.	624,281	0.8

See Accompanying Notes to Financial Statements

ING MORGAN STANLEY GLOBAL
TACTICAL ASSET ALLOCATION PORTFOLIO

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2010 (CONTINUED)

Shares			Value	Percent of Net Assets

COMMON STOCK: (continued)
		United States: (continued)
7,626	S	State Street Corp.	$353,389	0.4
10,600		Tidewater, Inc.	570,704	0.7
7,400	@	Watson Pharmaceuticals, Inc.	382,210	0.5
13,700	@, S	Western Digital Corp.	464,430	0.6
		Other Securities	8,587,165	10.3
			24,044,079	28.9

		Total Common Stock
		(Cost $39,124,214)	42,737,210	51.4

REAL ESTATE INVESTMENT TRUSTS: 0.4%
		France: 0.1%
		Other Securities	59,993	0.1

		United Kingdom: 0.0%
		Other Securities	43,881	0.0

		United States: 0.3%
		Other Securities	255,576	0.3

		Total Real Estate Investment Trusts
		(Cost $327,714)	359,450	0.4

EXCHANGE-TRADED FUNDS: 1.0%
		United States: 1.0%
53,200		Financial Select Sector SPDR Fund	848,540	1.0

		Total Exchange-Traded Funds
		(Cost $828,117)	848,540	1.0

MUTUAL FUNDS: 7.0%
		United States: 7.0%
346,471		Morgan Stanley Institutional Fund Trust — Core Plus Fixed Income Portfolio	3,353,835	4.0
52,658		Morgan Stanley Institutional Fund, Inc. — Capital Growth Portfolio	1,276,427	1.6
76,044		Morgan Stanley Institutional Fund, Inc. — Global Franchise Portfolio	1,162,709	1.4

		Total Mutual Funds
		(Cost $5,198,660)	5,792,971	7.0

PREFERRED STOCK: 0.1%
		Germany: 0.1%
		Other Securities	76,392	0.1

		Total Preferred Stock
		(Cost $50,202)	76,392	0.1

WARRANTS: 0.0%
		Italy: 0.0%
		Other Securities	4	0.0

		Total Warrants
		(Cost $6)	4	0.0

Principal Amount			Value	Percent of Net Assets

U.S. GOVERNMENT AGENCY OBLIGATIONS: 3.4%
		Federal Home Loan Mortgage Corporation##: 1.6%
$1,240,000	S	5.500%, due 08/20/12	$1,339,018	1.6

		Federal National Mortgage Association##: 1.8%
1,415,000	S	4.875%, due 05/18/12	1,499,920	1.8

		Total U.S. Government Agency Obligations
		(Cost $2,740,982)	2,838,938	3.4

U.S. TREASURY OBLIGATIONS: 2.8%
		U.S. Treasury Notes: 2.8%
2,125,000	S	4.000%, due 08/15/18	2,303,135	2.8

		Total U.S. Treasury Obligations
		(Cost $2,150,224)	2,303,135	2.8

		Total Investments in Securities
		(Cost $50,420,119)*	$54,956,640	66.1
		Other Assets and Liabilities — Net	28,156,263	33.9
		Net Assets	$83,112,903	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2010.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

@	Non-income producing security

ADR	American Depositary Receipt

##	On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship and the U.S. Treasury guaranteed the debt issued by those organizations.

S	All or a portion of this security has been identified by the Fund to cover future collateral requirements for applicable futures, options, swaps, foreign currency contracts and/or when-issued or delayed-delivery securities.

*	Cost for federal income tax purposes is $50,904,547.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$4,711,451
Gross Unrealized Depreciation	(659,358)
Net Unrealized Appreciation	$4,052,093

Industry	Percentage of Net Assets
Consumer Discretionary	5.6%
Consumer Staples	4.6
Energy	5.6
Federal Home Loan Mortgage Corporation##	1.6
Federal National Mortgage Association##	1.8
Financials	8.3
Health Care	5.2
Industrials	7.1
Information Technology	8.1

See Accompanying Notes to Financial Statements

ING MORGAN STANLEY GLOBAL
TACTICAL ASSET ALLOCATION PORTFOLIO

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2010 (CONTINUED)

Industry	Percentage of Net Assets
Materials	4.8%
Open-End Funds	7.0
Telecommunication Services	1.5
U.S. Treasury Notes	2.8
Utilities	1.1%
Other Long-Term Investments	1.0
Other Assets and Liabilities — Net	33.9
Net Assets	100.0%

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2010 in valuing the Portfolio’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2010
Asset Table
Investments, at value
Common Stock
Austria	$—	$16,928	$—	$16,928
Belgium	—	162,113	—	162,113
Bermuda	222,229	16,101	—	238,330
Denmark	—	236,714	—	236,714
Finland	—	152,290	—	152,290
France	2,533	1,719,616	—	1,722,149
Germany	8,601	1,466,614	—	1,475,215
Indonesia	12,794	84,975	—	97,769
Ireland	52,842	26,032	—	78,874
Israel	390,975	—	—	390,975
Italy	—	490,919	—	490,919
Japan	—	5,618,551	—	5,618,551
Luxembourg	—	108,140	—	108,140
Netherlands	—	835,958	—	835,958
Norway	—	152,876	—	152,876
Portugal	—	26,771	—	26,771
Spain	26,857	656,249	—	683,106
Sweden	—	687,260	—	687,260
Switzerland	7,502	1,670,008	—	1,677,510
United Kingdom	30,615	3,810,068	—	3,840,683
United States	24,044,079	—	—	24,044,079
Total Common Stock	24,799,027	17,938,183	—	42,737,210
Real Estate Investment Trusts	255,576	103,874	—	359,450
Exchange-Traded Funds	848,540	—	—	848,540
Mutual Funds	5,792,971	—	—	5,792,971
Preferred Stock	—	76,392	—	76,392
Warrants	4	—	—	4
U.S. Government Agency Obligations	—	2,838,938	—	2,838,938
U.S. Treasury Obligations	—	2,303,135	—	2,303,135
Total Investments, at value	$31,696,118	$23,260,522	$—	$54,956,640
Other Financial Instruments+:
Forward foreign currency contracts	—	115,210	—	115,210
Futures	95,851	—	—	95,851
Total Assets	$31,791,969	$23,375,732	$—	$55,167,701
Liabilities Table
Other Financial Instruments+:
Forward foreign currency contracts	$—	$(61,242)	$—	$(61,242)
Futures	(406,851)	—	—	(406,851)
Total Liabilities	$(406,851)	$(61,242)	$—	$(468,093)

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

ING MORGAN STANLEY GLOBAL
TACTICAL ASSET ALLOCATION PORTFOLIO

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2010 (CONTINUED)

+	Other Financial Instruments are derivatives not reflected in the Summary Portfolio of Investments and may include open forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at measurement date which represents the amount due to/from the Portfolio. Swaps and written options are reported at their market value at measurement date.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

At December 31, 2010 the following forward foreign currency contracts were outstanding for the ING Morgan Stanley Global Tactical Asset Allocation Portfolio:

Counterparty	Currency	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Bank of America	Canadian Dollar CAD 221,872	BUY	1/20/11	$221,768	$223,057	$1,289
Bank of America	Canadian Dollar CAD 777,730	BUY	1/20/11	773,715	781,993	8,278
Deutsche Bank AG	EU Euro EUR 1,339,552	BUY	1/20/11	1,792,749	1,789,991	(2,758)
Deutsche Bank AG	British Pound GBP 321,085	BUY	1/20/11	506,721	500,522	(6,199)
JPMorgan Chase & Co.	Norwegian Krone NOK 258,456	BUY	1/20/11	43,779	44,249	470
JPMorgan Chase & Co.	Swedish Krona SEK 426,605	BUY	1/20/11	62,521	63,386	865
JPMorgan Chase & Co.	Swedish Krona SEK 1,124,520	BUY	1/20/11	166,271	167,085	814
Royal Bank of Scotland Group PLC	Israeli New Shekel ILS 720,394	BUY	1/20/11	200,411	202,949	2,538
The Bank of New York Mellon Corporation	Australian Dollar AUD 1,565,116	BUY	1/20/11	1,557,055	1,596,449	39,394
The Bank of New York Mellon Corporation	Canadian Dollar CAD 2,082,558	BUY	1/20/11	2,067,445	2,093,683	26,238
The Bank of New York Mellon Corporation	EU Euro EUR 219,373	BUY	1/20/11	293,580	293,140	(440)
The Bank of New York Mellon Corporation	Hong Kong Sar Dollar HKD 3,755,032	BUY	1/20/11	483,202	483,194	(8)
The Bank of New York Mellon Corporation	Japanese Yen JPY 10,643,480	BUY	1/20/11	127,465	131,124	3,659
The Bank of New York Mellon Corporation	Singapore Dollar SGD 477,302	BUY	1/20/11	366,622	371,930	5,308
The Bank of New York Mellon Corporation	Singapore Dollar SGD 600,058	BUY	1/20/11	465,405	467,587	2,182
UBS Warburg LLC	Mexican Peso MXN 2,525,901	BUY	1/20/11	204,006	204,248	242
UBS Warburg LLC	Polish Zloty PLN 633,196	BUY	1/20/11	211,510	213,609	2,099
UBS Warburg LLC	Australian Dollar AUD 757,561	BUY	1/20/11	753,592	772,729	19,137
UBS Warburg LLC	British Pound GBP 128,434	BUY	1/20/11	202,686	200,208	(2,478)
UBS Warburg LLC	Mexican Peso MXN 67,540	BUY	1/20/11	5,446	5,461	15
						$100,645
Deutsche Bank AG	Australian Dollar AUD 205,142	SELL	1/20/11	$204,126	$209,249	$(5,123)
The Bank of New York Mellon Corporation	British Pound GBP 111,325	SELL	1/20/11	175,690	173,539	2,151
The Bank of New York Mellon Corporation	Norwegian Krone NOK 82,233	SELL	1/20/11	13,929	14,079	(150)
The Bank of New York Mellon Corporation	Japanese Yen JPY 27,187,860	SELL	1/20/11	332,335	334,947	(2,612)
UBS Warburg LLC	EU Euro EUR 294,504	SELL	1/20/11	390,829	393,535	(2,706)
UBS Warburg LLC	British Pound GBP 92,411	SELL	1/20/11	142,336	144,055	(1,719)

See Accompanying Notes to Financial Statements

ING MORGAN STANLEY GLOBAL
TACTICAL ASSET ALLOCATION PORTFOLIO

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2010 (CONTINUED)

Counterparty	Currency	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
UBS Warburg LLC	EU Euro EUR 106,140	SELL	1/20/11	$138,974	$141,830	$(2,856)
UBS Warburg LLC	Japanese Yen JPY 17,873,883	SELL	1/20/11	212,566	220,201	(7,635)
UBS Warburg LLC	EU Euro EUR 255,349	SELL	1/20/11	341,744	341,213	531
UBS Warburg LLC	Japanese Yen JPY 20,832,313	SELL	1/20/11	249,486	256,648	(7,162)
UBS Warburg LLC	Swiss Franc CHF 560,607	SELL	1/20/11	582,609	599,747	(17,138)
UBS Warburg LLC	Brazilian Real BRL 120,568	SELL	1/20/11	70,029	72,287	(2,258)
						$(46,677)

ING Morgan Stanley Global Tactical Asset Allocation Portfolio Open Futures Contracts on December 31, 2010:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
ASX SPI 200® Index	17	03/17/11	$2,056,080	$(18,278)
CAC40® 10 Euro	10	01/21/11	509,067	(11,274)
DAX Index	2	03/18/11	462,831	(5,056)
Euro STOXX 50®	20	03/18/11	746,729	(17,180)
FTSE 100 Index	6	03/18/11	551,263	5,054
FTSE/MIB Index	1	03/10/11	135,001	(664)
Hang Seng Index	9	01/28/11	1,332,724	18,814
H-Shares Index	3	01/28/11	244,352	6,588
KOSPI 200 Index	2	03/10/11	241,431	15,109
MSCI Singapore Index (SGX)	7	01/28/11	412,795	(1,777)
NIKKEI 225 (OSE)	2	03/10/11	251,509	1,101
OMXS30™ Index	8	01/21/11	137,622	857
S&P 500 E-Mini	14	03/18/11	877,100	3,986
S&P/TSX 60 Index	14	03/17/11	2,160,193	24,015
SGX S&P CNX Nifty Index	17	01/27/11	209,576	3,793
U.S. Treasury 10-Year Note	87	03/22/11	10,478,062	(275,684)
U.S. Treasury Long Bond	11	03/22/11	1,343,375	(48,664)
			$22,149,710	$(299,260)
Short Contracts
E-mini MSCI Emerging Markets Index	13	03/18/11	$751,335	$(28,274)
U.S. Treasury 5-Year Note	10	03/31/11	1,177,188	16,534
			$1,928,523	$(11,740)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2010 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$115,210
Equity contracts	Net Assets — Unrealized appreciation*	79,317
Interest rate contracts	Net Assets — Unrealized appreciation*	16,534
Total Asset Derivatives		$211,061
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$61,242
Equity contracts	Net Assets — Unrealized depreciation*	82,503
Interest rate contracts	Net Assets — Unrealized depreciation*	324,348
Total Liability Derivatives		$468,093

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

See Accompanying Notes to Financial Statements

ING MORGAN STANLEY GLOBAL
TACTICAL ASSET ALLOCATION PORTFOLIO

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2010 (CONTINUED)

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2010 was as follows:

	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*	Futures	Total
Equity contracts	$—	$1,124,048	$1,124,048
Foreign exchange contracts	221,188	—	221,188
Interest rate contracts	—	649,159	649,159
Total	$221,188	$1,773,207	$1,994,395

	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*	Futures	Total
Equity contracts	$—	$(372,227)	$(372,227)
Foreign exchange contracts	95,297	—	95,297
Interest rate contracts	—	(126,902)	(126,902)
Total	$95,297	$(499,129)	$(403,832)

*	Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

See Accompanying Notes to Financial Statements

ING PIMCO TOTAL RETURN
BOND PORTFOLIO

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2010

Principal Amount			Value	Percent of Net Assets

CORPORATE BONDS/NOTES: 30.4%
		Consumer Discretionary: 0.5%
$939,421		Ford Motor Co., 3.020%–3.040%, due 11/29/13	$936,939	0.0
		Other Securities	16,368,899	0.5
			17,305,838	0.5

		Consumer Staples: 1.8%
18,000,000	S	Duke University, 4.200%–5.150%, due 04/01/14–04/01/19	19,488,853	0.6
5,500,000	#, S	President and Fellows of Harvard College, 6.000%, due 01/15/19	6,381,942	0.9
21,500,000	#, S	President and Fellows of Harvard College, 6.500%, due 01/15/39	25,509,901
		Other Securities	11,786,958	0.3
			63,167,654	1.8

		Energy: 2.4%
13,500,000	S	Gaz Capital for Gazprom, 8.625%, due 04/28/34	16,264,800	0.5
11,300,000	S	Kinder Morgan Energy Partners LP, 5.950%, due 02/15/18	12,463,041	0.4
1,100,000	#, L	Odebrecht Drilling Norbe VIII/IX Ltd., 6.350%, due 06/30/21	1,149,500	0.0
21,100,000	S	Petrobras International Finance Co., 7.875%, due 03/15/19	25,049,287	0.7
14,900,000	S	Petroleos Mexicanos, 8.000%, due 05/03/19	18,029,000	0.5
		Other Securities	11,482,873	0.3
			84,438,501	2.4

		Financials: 22.4%
9,100,000	#	Ally Financial, Inc., 6.250%, due 12/01/17	9,111,375	0.9
3,600,000	#, S	Ally Financial, Inc., 7.500%, due 09/15/20	3,793,500
16,600,000	S	Ally Financial, Inc., 6.875%–7.500%, due 09/15/11–12/31/13	17,153,394
29,100,000	S, L	American General Finance Corp., 0.552%–7.250%, due 03/15/11–12/15/17	27,713,950	0.8
EUR 1,700,000	S	American International Group, Inc., 4.875%, due 03/15/67	1,794,663	0.6
CAD 4,000,000	S	American International Group, Inc., 4.900%, due 06/02/14	3,992,759
14,100,000	S	American International Group, Inc., 5.450%–8.250%, due 05/18/17–12/15/20	14,630,014

CORPORATE BONDS/NOTES: (continued)
		Financials: (continued)
$4,800,000	#, S	ANZ National International Ltd., 6.200%, due 07/19/13	$5,287,805	0.2
23,500,000	S	Bank of America Corp., 6.500%, due 08/01/16	25,529,601	0.7
13,600,000	S	Bank of America NA, 0.582%, due 06/15/16	12,154,320	0.4
1,200,000	#, L	Bank of China Hong Kong Ltd., 5.550%, due 02/11/20	1,255,936	0.0
2,300,000	#, S	Bank of Montreal, 2.850%, due 06/09/15	2,338,744	0.1
2,500,000	#	Bank of Nova Scotia, 1.650%, due 10/29/15	2,392,438	0.1
2,900,000	#, S	Barclays Bank PLC, 6.050%, due 12/04/17	2,979,005	0.1
9,300,000	S	Bear Stearns Cos., Inc., 6.950%–7.250%, due 08/10/12–02/01/18	10,912,782	0.3
11,990,000	#, S	BNP Paribas, 5.186%, due 06/29/49	11,000,825	0.3
1,000,000	#	BPCE S.A., 2.375%, due 10/04/13	997,670	0.0
16,043,535	S	CIT Group, Inc., 6.250%–7.000%, due 05/01/13–05/01/17	16,242,147	0.5
31,800,000	S	Citigroup Capital XXI, 8.300%, due 12/21/57	33,231,000	0.9
18,300,000	S	Citigroup, Inc., 5.500%, due 04/11/13	19,496,802	1.2
21,600,000	S	Citigroup, Inc., 0.427%–8.500%, due 03/16/12–05/22/19	23,492,671
4,700,000	#, S	Commonwealth Bank of Australia, 6.024%, due 03/29/49	4,605,445	0.1
2,137,000	#, S	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands, 11.000%,
		due 12/29/49	2,770,200	0.1
4,200,000	#, S	Corp. Nacional del Cobre de Chile — CODELCO, 7.500%, due 01/15/19	5,128,796	0.2
25,900,000	#, S	Dexia Credit Local/New York NY, 0.703%, due 03/05/13	25,830,200	0.7
19,200,000	S	Export-Import Bank of Korea, 5.875%, due 01/14/15	20,829,638	0.7
1,900,000	S	Export-Import Bank of Korea, 5.125%, due 06/29/20	1,963,699
18,462,207	S	Ford Motor Credit Co., LLC, 3.020%–8.000%, due 02/01/11–12/15/16	19,178,479	0.5
EUR 9,700,000	S	General Electric Capital Corp., 5.500%, due 09/15/67	11,277,110	0.6

See Accompanying Notes to Financial Statements

ING PIMCO TOTAL RETURN
BOND PORTFOLIO

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2010 (CONTINUED)

Principal Amount			Value	Percent of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Financials: (continued)
$7,500,000	S	General Electric Capital Corp., 5.875%–6.875%, due 01/14/38–01/10/39	$8,354,545
26,700,000	S	Goldman Sachs Group, Inc., 5.950%–6.875%, due 01/15/11–10/01/37	28,415,821	0.8
EUR 9,500,000	S	International Lease Finance Corp., 1.425%, due 08/15/11	12,496,360	0.8
2,300,000	#, S	International Lease Finance Corp., 6.750%, due 09/01/16	2,466,750
11,700,000	S	International Lease Finance Corp., 5.300%–5.450%, due 03/24/11–05/01/12	11,856,000
EUR 4,300,000		JPMorgan Chase & Co., 1.264%, due 09/26/13	5,617,036	1.4
14,000,000	S	JPMorgan Chase & Co., 7.900%, due 04/29/49	14,931,994
26,000,000	S	JPMorgan Chase & Co., 1.053%–6.000%, due 09/30/13–10/15/20	27,280,759
22,400,000	S	Merrill Lynch & Co., Inc., 6.050%–6.875%, due 08/15/12–04/25/18	24,050,879	0.7
EUR 14,000,000	S	Morgan Stanley, 1.300%, due 07/20/12	18,440,645	0.9
12,992,000	S	Morgan Stanley, 0.553%–6.250%, due 01/09/12–12/28/17	13,231,154
4,000,000	#	National Australia Bank Ltd., 5.350%, due 06/12/13	4,334,924	0.1
1,200,000	#	Pacific LifeCorp, 6.000%, due 02/10/20	1,263,408	0.0
4,900,000	#	Pricoa Global Funding I, 0.388%, due 01/30/12	4,873,285	0.2
2,000,000	#	Pricoa Global Funding I, 0.503%, due 09/27/13	1,971,198
1,500,000	#	Resona Bank Ltd., 5.850%, due 09/29/49	1,500,299	0.0
3,900,000	#, S	Royal Bank of Scotland Group PLC, 6.990%, due 10/29/49	3,022,500	0.1
11,800,000	#, S	Royal Bank of Scotland PLC, 1.450%, due 10/20/11	11,868,593	0.8
6,500,000	#, S	Royal Bank of Scotland PLC, 2.625%, due 05/11/12	6,656,007
11,300,000	#, S	Royal Bank of Scotland PLC, 3.000%, due 12/09/11	11,537,876
900,000	#, S	Royal Bank of Scotland PLC, 4.875%, due 08/25/14	922,517
22,800,000	#, S	Santander US Debt S.A. Unipersonal, 1.103%, due 03/30/12	22,543,386	0.6

CORPORATE BONDS/NOTES: (continued)
		Financials: (continued)
GBP 3,200,000	S	SLM Corp., 4.875%, due 12/17/12	$4,895,521	0.3
6,900,000	S	SLM Corp., 8.000%, due 03/25/20	7,007,261
6,500,000	#, S	Societe Generale, 5.922%, due 12/31/49	5,748,262	0.2
3,100,000	#, S	State Bank of India/London, 4.500%, due 07/27/15	3,172,277	0.1
600,000	#	Sydney Air, 5.125%, due 02/22/21	579,139	0.0
2,700,000	#, S	Temasek Financial I Ltd., 4.300%, due 10/25/19	2,760,896	0.1
1,700,000	#, S	TransCapitalInvest Ltd. for OJSC AK Transneft, 8.700%, due 08/07/18	2,107,881	0.1
10,700,000	S	UBS AG/Stamford CT, 1.384%-5.875%, due 02/23/12-04/25/18	11,342,001	0.3
1,200,000	#	Vnesheconombank Via VEB Finance Ltd., 5.450%, due 11/22/17	1,203,000	0.0
17,900,000	S	Wachovia Corp., 0.419%, due 10/15/11	17,916,933	0.9
13,115,000	S	Wachovia Corp., 0.628%–5.750%, due 10/28/15–02/01/18	13,640,268
27,092,000	S	Wells Fargo & Company, 7.980%, due 02/28/49	28,717,520	0.8
3,000,000	#, S	Westpac Banking Corp., 0.769%, due 07/16/14	3,016,929	0.5
14,100,000	#, S	Westpac Banking Corp., 3.585%, due 08/14/14	15,041,542
350,000	#, S	ZFS Finance USA Trust IV, 5.875%, due 05/09/32	342,871	0.0
		Other Securities(a)	96,824,899	2.7
			789,038,104	22.4

		Health Care: 0.8%
12,700,000	S	Amgen, Inc., 6.150%, due 06/01/18	14,833,956	0.4
10,600,000	S	Novartis Capital Corp., 4.125%, due 02/10/14	11,320,514	0.3
		Other Securities	2,982,504	0.1
			29,136,974	0.8

		Industrials: 0.3%
3,400,000	#, S	C8 Capital SPV Ltd., 6.640%, due 12/31/49	2,405,371	0.1
		Other Securities(a)	8,275,915	0.2
			10,681,286	0.3

		Information Technology: 0.6%
12,400,000	S	Oracle Corp., 5.750%, due 04/15/18	14,206,345	0.4
		Other Securities	7,677,747	0.2
			21,884,092	0.6

See Accompanying Notes to Financial Statements

ING PIMCO TOTAL RETURN
BOND PORTFOLIO

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2010 (CONTINUED)

Principal Amount			Value	Percent of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Materials: 0.2%
$2,200,000	#, S	Sealed Air Corp., 5.625%, due 07/15/13	$2,326,075	0.1
		Other Securities	5,265,545	0.1
			7,591,620	0.2

		Telecommunication Services: 1.0%
20,700,000	S	Cellco Partnership / Verizon Wireless Capital, LLC, 5.250%, due 02/01/12	21,671,555	0.6
200,000	#	Qtel International Finance Ltd., 3.375%, due 10/14/16	191,004	0.0
300,000	#	Qtel International Finance Ltd., 4.750%, due 02/16/21	287,352
		Other Securities	12,401,378	0.4
			34,551,289	1.0

		Utilities: 0.4%
3,700,000	#, S	EDF S.A., 5.500%, due 01/26/14	4,064,243	0.3
1,300,000	#, S	EDF S.A., 6.500%, due 01/26/19	1,519,229
3,700,000	#, S	Electricite de France SA, 6.950%, due 01/26/39	4,392,910
4,300,000	#, S	NRG Energy, Inc., 8.250%, due 09/01/20	4,429,000	0.1
			14,405,382	0.4
		Total Corporate Bonds/Notes
		(Cost $1,010,050,891)	1,072,200,740	30.4

U.S. GOVERNMENT AGENCY OBLIGATIONS: 52.1%
		Federal Home Loan Bank: 0.0%
		Other Securities	1,289,544	0.0

		Federal Home Loan Mortgage Corporation##: 6.7%
42,279,733		4.500%, due 01/15/13–09/01/40	44,343,075	6.7
54,129,473		5.500%, due 07/18/16–07/01/39	57,968,838
37,347,865	S	6.000%, due 01/01/22–09/01/39	40,557,827
89,576,299	W,S,L	0.515%–8.250%, due 11/26/12–10/25/44	92,976,700
			235,846,440	6.7

		Federal National Mortgage Association##: 45.3%
15,200,000	S	0.461%, due 10/27/37	15,177,382	45.3
84,800,000	L	0.750%, due 12/18/13	83,913,925
20,400,000		1.000%, due 09/23/13	20,382,782
27,700,000	S	1.125%, due 09/30/13	27,778,640
49,400,000	S, L	1.625%, due 10/26/15	48,204,471
15,000,000	W	4.000%, due 01/25/24	15,452,340
21,600,000		4.125%, due 04/15/14	23,575,687
436,800,000	W	4.500%, due 01/25/24–01/25/39	449,783,336

U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
		Federal National Mortgage Association##: (continued)
$37,620,100	S	4.500%, due 04/25/17–09/01/40	$38,672,672
195,890,746		4.500%, due 01/01/39–10/01/40	201,327,155
125,900,000	W	5.000%, due 01/13/40	132,372,015
18,123,508		5.000%, due 03/15/16–09/01/40	19,710,723
57,900,000	W	5.500%, due 02/25/24–01/25/39	61,976,436
72,852,867	S	5.500%, due 06/01/23–06/01/38	78,357,546
60,000,000	W	6.000%, due 01/15/33	65,221,920
173,785,467	S	6.000%, due 09/01/21–11/01/39	189,290,157
29,000,000	W	6.500%, due 01/15/32	32,230,774
90,361,328	S, L	0.500%–6.500%, due 09/24/12–08/01/42	95,049,560
			1,598,477,521	45.3

		Government National Mortgage Association: 0.1%
		Other Securities(b)	4,105,117	0.1

		Total U.S. Government Agency Obligations
		(Cost $1,837,513,625)	1,839,718,622	52.1

U.S. TREASURY OBLIGATIONS: 24.3%
		U.S. Treasury Notes: 22.9%
603,700,000		0.500%, due 10/15/13–11/15/13	597,001,425	22.9
21,900,000	L	0.750%, due 12/15/13	21,747,729
45,400,000		0.750%, due 09/15/13	45,261,666
74,500,000		1.000%, due 07/15/13	74,878,237
16,100,000		1.125%, due 06/15/13	16,234,532
23,800,000		2.500%, due 04/30/15	24,608,843
26,600,000		1.375%–2.625%, due 09/30/14–11/30/15	26,792,258
			806,524,690	22.9

		Treasury Inflation Indexed Protected Securitiesip: 1.4%
17,521,296	S	2.500%, due 01/15/29	19,935,958	1.4
28,173,833	S	1.250%–3.875%, due 07/15/20–04/15/29	31,211,973
			51,147,931	1.4
		Total U.S. Treasury Obligations
		(Cost $862,187,194)	857,672,621	24.3

ASSET-BACKED SECURITIES: 2.0%
		Automobile Asset-Backed Securities: 0.1%
1,767,979	#, S	Ally Auto Receivables Trust, 1.320%, due 03/15/12	1,770,825	0.0
		Other Securities	2,660,383	0.1
			4,431,208	0.1

		Home Equity Asset-Backed Securities: 0.0%
		Other Securities	560,201	0.0

See Accompanying Notes to Financial Statements

ING PIMCO TOTAL RETURN
BOND PORTFOLIO

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2010 (CONTINUED)

Principal Amount			Value	Percent of Net Assets

ASSET-BACKED SECURITIES: (continued)
		Other Asset-Backed Securities: 1.9%
$17,347,311	S	Small Business Administration, 5.160%, due 02/01/28	$18,440,197	1.8
15,457,814	S	Small Business Administration, 5.471%, due 03/10/18	16,807,918
23,935,610	S	Small Business Administration, 5.290%–5.902%, due 02/10/18–03/01/28	26,225,515
		Other Securities	4,886,444	0.1
			66,360,074	1.9

		Total Asset-Backed Securities
		(Cost $68,284,934)	71,351,483	2.0

COLLATERALIZED MORTGAGE OBLIGATIONS: 4.8%
997,093	#	Banc of America Large Loan, Inc., 2.010%, due 11/15/15	890,333	0.0
3,226,283	#, S	Countrywide Home Loan Mortgage Pass-through Trust, 0.601%, due 06/25/35	2,786,709	0.1
29,219	S	Countrywide Home Loan Mortgage Pass-through Trust, 5.750%, due 05/25/33	29,417
11,100,000	S	Credit Suisse Mortgage Capital Certificates, 5.659%–5.695%, due 03/15/39–09/15/40	11,426,034	0.3
2,089,549	S	JPMorgan Mortgage Trust, 5.420%–5.882%, due 01/25/36–02/15/51	2,175,457	0.1
24,470,000	S	Merrill Lynch/Countrywide Commercial Mortgage Trust, 5.378%–5.965%, due 08/12/48–03/12/51	25,734,798	0.7
16,500,000	S	Morgan Stanley Capital I, 5.809%, due 12/12/49	17,657,351	0.6
3,900,000	S	Morgan Stanley Capital I, 5.879%, due 06/11/49	4,182,426
1,400,000	#, S	Morgan Stanley Reremic Trust, 5.807%, due 08/12/45	1,499,179	0.1
60,259	#, S	Nomura Asset Acceptance Corp., 7.000%, due 02/19/30	60,130	0.0
25,465,670	S	SLM Student Loan Trust, 1.788%, due 04/25/23	26,319,425	1.0
1,000,000	#, S	SLM Student Loan Trust, 2.910%, due 12/16/19	1,001,155
5,615,720	S	SLM Student Loan Trust, 0.538%–0.968%, due 07/25/13–0/25/17	5,610,095

COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
$3,416,302	#, S	Wachovia Bank Commercial Mortgage Trust, 0.351%, due 09/15/21	$3,329,774	0.1
1,573,250	#,R,X,ˆ	Washington Mutual Mortgage Pass-through Certificates, 0.000%, due 12/25/27	86,529	0.1
5,490,699	S	Washington Mutual Mortgage Pass-through Certificates, 0.801%–3.154%, due 12/25/27–10/25/46	4,395,815
		Other Securities(d)	61,101,998	1.7

		Total Collateralized Mortgage Obligations
		(Cost $162,873,571)	168,286,625	4.8

MUNICIPAL BONDS: 3.4%
		Alaska: 0.2%
		Other Securities	5,704,390	0.2

		California: 1.6%
21,000,000		Southern California Public Power Authority, 5.943%, due 07/01/40	19,603,920	0.5
		Other Securities	37,615,578	1.1
			57,219,498	1.6

		Connecticut: 0.3%
		Other Securities	9,077,580	0.3

		Illinois: 0.4%
		Other Securities	13,455,483	0.4

		Nebraska: 0.0%
		Other Securities	1,482,765	0.0

		Nevada: 0.1%
		Other Securities	2,358,972	0.1

		New Jersey: 0.2%
		Other Securities	8,091,495	0.2

		New York: 0.4%
11,800,000		New York City Municipal Water Finance Authority, 5.882%–6.282%, due 06/15/42–06/15/44	11,778,642	0.4
		Other Securities	830,154	0.0
			12,608,796	0.4

		Pennsylvania: 0.2%
		Other Securities	6,717,728	0.2

		Texas: 0.0%
		Other Securities	1,289,158	0.0

See Accompanying Notes to Financial Statements

ING PIMCO TOTAL RETURN
BOND PORTFOLIO

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2010 (CONTINUED)

Principal Amount			Value	Percent of Net Assets

MUNICIPAL BONDS: (continued)
		Washington: 0.0%
		Other Securities	$1,044,342	0.0

		Total Municipal Bonds
		(Cost $122,026,189)	119,050,207	3.4

OTHER BONDS: 2.8%
		Foreign Government Bonds: 2.8%
EUR 1,100,000	#	Banco Nacional de Desenvolvimento Economico e Social, 4.125%, due 09/15/17	1,440,541	0.0
BRL 56,500,000		Brazil Notas do Tesouro Nacional Series F, 10.000%, due 01/01/17	31,225,610	0.9
CAD 4,800,000	S	Canadian Government International Bond, 2.000%–4.500%, due 12/01/14–06/01/15	4,813,764	0.5
CAD 10,600,000		Canadian Government International Bond, 2.500%–3.000%, due 09/01/13–12/01/15	10,848,340
2,400,000	#, S	Export-Import Bank of China, 4.875%, due 07/21/15	2,585,474	0.1
1,100,000	#, S	Korea Housing Finance Corp., 4.125%, due 12/15/15	1,111,455	0.0
CAD 28,500,000		Province of Ontario, 4.200%–6.500%, due 03/08/17–6/02/39	31,721,585	0.9
1,200,000	L	Province of Ontario, 1.875%, due 09/15/15	1,174,475
4,000,000	#, S	Societe Financement de l’Economie Francaise, 0.489%, due 07/16/12	4,011,080	0.1
		Other Securities	11,632,054	0.3

		Total Other Bonds
		(Cost $92,961,841)	100,564,378	2.8

Shares			Value	Percent of Net Assets

PREFERRED STOCK: 1.2%
		Consumer Discretionary: 0.1%
		Other Securities	1,586,400	0.1

		Financials: 1.1%
94,400	S	American International Group, Inc.	829,776	0.0
39,000	S	Wells Fargo & Co.	39,021,450	1.1
			39,851,226	1.1

		Total Preferred Stock
		(Cost $32,325,599)	41,437,626	1.2

# of Contracts		Value	Percent of Net Assets

POSITIONS IN PURCHASED OPTIONS: 0.0%
	Options on Exchange-Traded Futures Contracts: 0.0%
1,456	Put Option CME
	90-Day Eurodollar June Futures
	Strike @ $94.000 — Exp 06/13/11	$9,100	0.0
1,456	Put Option CME
	90-Day Eurodollar June Futures
	Strike @ $94.500 — Exp 06/13/11	9,100	0.0

	Total Purchased Options
	(Cost $25,480)	18,200	0.0
	Total Long-Term Investments
	(Cost $4,188,249,324)	4,270,300,502	121.0

Shares			Value	Percent of Net Assets

SHORT-TERM INVESTMENTS: 4.5%
		Securities Lending Collateralcc: 4.5%
156,636,467		BNY Mellon Overnight Government Fund(1)	156,636,467	4.4
2,280,616	R	BNY Institutional Cash Reserves Fund, Series B(1)(2)	1,824,493	0.1

		Total Short-Term Investments
		(Cost $158,917,083)	158,460,960	4.5

		Total Investments in Securities
		(Cost $4,347,166,407)*	$4,428,761,462	125.5
		Other Assets and Liabilities — Net	(899,444,079)	(25.5)
		Net Assets	$3,529,317,383	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2010.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, these securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.

cc	Securities purchased with cash collateral for securities loaned.

(1)	Collateral received from brokers for securities lending was invested in these short-term investments.

(2)	On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Portfolio’s position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.

See Accompanying Notes to Financial Statements

ING PIMCO TOTAL RETURN
BOND PORTFOLIO

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2010 (CONTINUED)

ip	Treasury inflation indexed protected security whose principal value is adjusted in accordance with changes to the Consumer Price Index.

##	On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship and the U.S. Treasury guaranteed the debt issued by those organizations.

W	Settlement is on a when-issued or delayed-delivery basis.

S	All or a portion of this security has been identified by the Fund to cover future collateral requirements for applicable futures, options, swaps, foreign currency contracts and/or when-issued or delayed-delivery securities.

R	Restricted security

L	Loaned security, a portion or all of the security is on loan at December 31, 2010.

X	Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.

ˆ	Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

BRL	Brazilian Real

CAD	Canadian Dollar

EUR	EU Euro

GBP	British Pound

(a)	The grouping contains securities in default.

(b)	The grouping contains when-issued securities.

(d)	The grouping contains Interest only securities.

*	Cost for federal income tax purposes is $4,354,080,372.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$142,750,054
Gross Unrealized Depreciation	(68,068,964)
Net Unrealized Appreciation	$74,681,090

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2010 in valuing the Portfolio’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2010
Asset Table
Investments, at value
Preferred Stock	$39,021,450	$2,416,176	$—	$41,437,626
Positions In Purchased Options	18,200	—	—	18,200
Corporate Bonds/Notes	8,648,702	1,063,552,038	—	1,072,200,740
U.S. Government Agency Obligations	—	1,839,718,622	—	1,839,718,622
U.S. Treasury Obligations	—	857,672,621	—	857,672,621
Asset-Backed Securities	—	71,351,483	—	71,351,483
Collateralized Mortgage Obligations	—	167,703,626	582,999	168,286,625
Municipal Bonds	—	119,050,207	—	119,050,207
Other Bonds	—	100,564,378	—	100,564,378
Short-Term Investments	156,636,467	—	1,824,493	158,460,960
Total Investments, at value	$204,324,819	$4,222,029,151	$2,407,492	$4,428,761,462
Other Financial Instruments+:
Forward foreign currency contracts	—	11,163,731	—	11,163,731
Futures	1,157,597	—	—	1,157,597
Swaps, at value	—	19,211,608	—	19,211,608
Total Assets	$205,482,416	$4,252,404,490	$2,407,492	$4,460,294,398
Liabilities Table
Other Financial Instruments+:
Forward foreign currency contracts	$—	$(3,827,576)	$—	$(3,827,576)
Futures	(4,427,660)	—	—	(4,427,660)
Swaps, at value	—	(2,798,727)	—	(2,798,727)
Written options	(966,563)	(14,160,103)	—	(15,126,666)
Total Liabilities	$(5,394,223)	$(20,786,406)	$—	$(26,180,629)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio’s assets and liabilities during the period ended December 31, 2010:

	Beginning Balance 12/31/2009	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 12/31/2010
Asset Table
Investments, at value
Collateralized Mortgage Obligations	$509,001	$86,530	$(13,836)	$(436)	$(478)	$2,218	$—	$—	$582,999
Other Bonds	3,997,016	—	—	—	—	14,064	—	(4,011,080)	—

See Accompanying Notes to Financial Statements

ING PIMCO TOTAL RETURN
BOND PORTFOLIO

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2010 (CONTINUED)

	Beginning Balance 12/31/2009	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 12/31/2010
Short-Term Investments	$1,824,493	$—	$—	$—	$—	$—	$—	$—	$1,824,493
Total Investments, at value	$6,330,510	$86,530	$(13,836)	$(436)	$(478)	$16,282	$—	$(4,011,080)	$2,407,492
Other Financial Instruments+:
Swaps, at fair value	1,174,660	—	(431,839)	—	431,839	(473,995)	—	(700,665)	—
Total Assets	$7,505,170	$86,530	$(445,675)	$(436)	$431,361	$(457,713)	$—	$(4,711,745)	$2,407,492
Liabilities Table
Other Financial Instruments+:
Swaps, at fair value	$(1,702)	$—	$—	$—	$17,681	$(17,681)	$—	$1,702	$—
Total Liabilities	$(1,702)	$—	$—	$—	$17,681	$(17,681)	$—	$1,702	$—

As of December 31, 2010, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $2,218.

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Summary Portfolio of Investments and may include open forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at measurement date which represents the amount due to/from the Portfolio. Swaps and written options are reported at their market value at measurement date.

Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period. It is the policy of the Portfolio to recognize transfers at the end of the reporting period.

At December 31, 2010 the following forward foreign currency contracts were outstanding for the ING PIMCO Total Return Bond Portfolio:

Counterparty	Currency	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Barclays Bank PLC	Japanese Yen
	JPY 74,380,000	BUY	1/14/11	$893,163	$916,274	$23,111
Barclays Bank PLC	Mexican Peso
	MXN 8,745,800	BUY	2/22/11	700,000	705,461	5,461
Barclays Bank PLC	South African Rand
	ZAR 4,560,900	BUY	9/13/11	600,000	667,710	67,710
Barclays Bank PLC	South African Rand
	ZAR 3,642,000	BUY	1/28/11	500,000	550,491	50,491
Barclays Bank PLC	Chinese Yuan
	CNY 10,148,460	BUY	4/7/11	1,533,000	1,539,899	6,899
Barclays Bank PLC	Chinese Yuan
	CNY 12,927,326	BUY	4/7/11	1,951,000	1,961,556	10,556
Barclays Bank PLC	Chinese Yuan
	CNY 13,294,368	BUY	4/7/11	2,007,000	2,017,250	10,250
Barclays Bank PLC	Chinese Yuan
	CNY 10,148,460	BUY	4/7/11	1,533,000	1,539,899	6,899
Barclays Bank PLC	Chinese Yuan
	CNY 3,859,000	BUY	11/15/11	600,623	588,600	(12,023)
Barclays Bank PLC	Chinese Yuan
	CNY 12,266,000	BUY	11/15/11	1,887,658	1,870,891	(16,767)
Barclays Bank PLC	Chinese Yuan
	CNY 3,385,089	BUY	2/13/12	529,450	516,871	(12,579)
Barclays Bank PLC	Indonesian Rupiah
	IDR 5,417,200,000	BUY	7/27/11	580,000	581,184	1,184
Barclays Bank PLC	Indonesian Rupiah
	IDR 11,843,974,500	BUY	7/27/11	1,282,509	1,270,681	(11,828)
Barclays Bank PLC	Indian Rupee
	INR 35,896,000	BUY	3/9/11	794,335	792,800	(1,535)
Barclays Bank PLC	Indian Rupee
	INR 182,340,000	BUY	5/9/11	3,935,679	3,981,540	45,861
Barclays Bank PLC	South Korean Won
	KRW 248,700,000	BUY	5/9/11	221,401	217,902	(3,499)
Barclays Bank PLC	South Korean Won
	KRW 447,600,000	BUY	5/9/11	400,000	392,171	(7,829)

See Accompanying Notes to Financial Statements

ING PIMCO TOTAL RETURN
BOND PORTFOLIO

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2010 (CONTINUED)

Counterparty	Currency	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Barclays Bank PLC	Mexican Peso
	MXN 2,682,577	BUY	2/22/11	$202,765	$216,384	$13,619
Barclays Bank PLC	Mexican Peso
	MXN 5,212,360	BUY	2/22/11	400,000	420,444	20,444
Barclays Bank PLC	Mexican Peso
	MXN 12,932,500	BUY	2/22/11	1,000,000	1,043,172	43,172
Barclays Bank PLC	Mexican Peso
	MXN 23,762,350	BUY	2/22/11	1,900,000	1,916,739	16,739
Barclays Bank PLC	Malaysian Ringgit
	MYR 2,850,000	BUY	2/7/11	917,372	921,813	4,441
Barclays Bank PLC	Malaysian Ringgit
	MYR 4,560,000	BUY	2/7/11	1,469,782	1,474,902	5,120
Barclays Bank PLC	Philippine Peso
	PHP 22,425,000	BUY	6/15/11	500,000	510,621	10,621
Barclays Bank PLC	Philippine Peso
	PHP 58,090,500	BUY	6/15/11	1,300,000	1,322,732	22,732
Barclays Bank PLC	Philippine Peso
	PHP 17,800,000	BUY	6/15/11	400,000	405,309	5,309
Barclays Bank PLC	Philippine Peso
	PHP 57,785,000	BUY	6/15/11	1,300,000	1,315,775	15,775
Barclays Bank PLC	Philippine Peso
	PHP 57,681,000	BUY	6/15/11	1,300,000	1,313,407	13,407
Barclays Bank PLC	Philippine Peso
	PHP 12,744,000	BUY	4/15/11	300,000	290,699	(9,301)
Barclays Bank PLC	Turkish Lira
	TRY 757,550	BUY	1/27/11	500,000	489,071	(10,929)
Barclays Bank PLC	Turkish Lira
	TRY 2,155,170	BUY	1/27/11	1,500,000	1,391,368	(108,632)
Barclays Bank PLC	Turkish Lira
	TRY 465,615	BUY	1/27/11	300,000	300,599	599
Barclays Bank PLC	Turkish Lira
	TRY 628,068	BUY	1/27/11	400,000	405,478	5,478
Citigroup, Inc.	Indonesian Rupiah
	IDR 3,335,500,000	BUY	7/27/11	350,000	357,849	7,849
Citigroup, Inc.	Indonesian Rupiah
	IDR 2,196,500,000	BUY	7/27/11	230,000	235,652	5,652
Citigroup, Inc.	Indonesian Rupiah
	IDR 5,883,520,000	BUY	4/15/11	640,000	642,298	2,298
Citigroup, Inc.	Indonesian Rupiah
	IDR 13,311,000,000	BUY	7/27/11	1,457,941	1,428,071	(29,870)
Citigroup, Inc.	South Korean Won
	KRW 869,000,000	BUY	5/9/11	774,648	761,387	(13,261)
Citigroup, Inc.	South Korean Won
	KRW 561,000,000	BUY	5/9/11	500,000	491,528	(8,472)
Citigroup, Inc.	South Korean Won
	KRW 389,410,000	BUY	5/9/11	350,000	341,187	(8,813)
Citigroup, Inc.	South Korean Won
	KRW 393,750,000	BUY	5/9/11	350,000	344,990	(5,010)
Citigroup, Inc.	South Korean Won
	KRW 570,100,000	BUY	5/9/11	500,000	499,501	(499)
Citigroup, Inc.	South Korean Won
	KRW 577,050,000	BUY	1/19/11	500,000	507,878	7,878
Citigroup, Inc.	Mexican Peso
	MXN 86,067,076	BUY	2/22/11	6,687,938	6,942,416	254,478
Citigroup, Inc.	Mexican Peso
	MXN 12,731,541	BUY	2/22/11	960,146	1,026,962	66,816
Citigroup, Inc.	Mexican Peso
	MXN 2,608,800	BUY	2/22/11	200,000	210,433	10,433
Citigroup, Inc.	Mexican Peso
	MXN 1,230,500	BUY	2/22/11	100,000	99,256	(744)
Citigroup, Inc.	Mexican Peso
	MXN 9,854,400	BUY	2/22/11	800,000	794,884	(5,116)
Citigroup, Inc.	Mexican Peso
	MXN 6,197,500	BUY	2/22/11	500,000	499,908	(92)

See Accompanying Notes to Financial Statements

ING PIMCO TOTAL RETURN
BOND PORTFOLIO

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2010 (CONTINUED)

Counterparty	Currency	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Citigroup, Inc.	Mexican Peso
	MXN 6,192,500	BUY	2/22/11	$500,000	$499,505	$(495)
Citigroup, Inc.	Mexican Peso
	MXN 3,771,300	BUY	2/22/11	300,000	304,204	4,204
Citigroup, Inc.	Philippine Peso
	PHP 8,550,000	BUY	4/15/11	200,000	195,031	(4,969)
Citigroup, Inc.	Philippine Peso
	PHP 51,560,200	BUY	6/15/11	1,208,631	1,174,036	(34,595)
Citigroup, Inc.	Philippine Peso
	PHP 12,810,000	BUY	6/15/11	300,000	291,686	(8,314)
Citigroup, Inc.	Philippine Peso
	PHP 12,930,000	BUY	11/15/11	300,000	293,602	(6,398)
Citigroup, Inc.	Philippine Peso
	PHP 17,358,000	BUY	11/15/11	400,000	394,149	(5,851)
Citigroup, Inc.	Philippine Peso
	PHP 21,750,000	BUY	11/15/11	500,000	493,878	(6,122)
Citigroup, Inc.	Philippine Peso
	PHP 21,805,000	BUY	4/15/11	500,000	497,387	(2,613)
Citigroup, Inc.	Philippine Peso
	PHP 26,334,000	BUY	11/15/11	600,000	597,968	(2,032)
Citigroup, Inc.	Philippine Peso
	PHP 26,730,000	BUY	11/15/11	600,000	606,960	6,960
Citigroup, Inc.	Philippine Peso
	PHP 22,050,000	BUY	2/7/11	500,000	503,436	3,436
Citigroup, Inc.	Philippine Peso
	PHP 22,065,000	BUY	2/7/11	500,000	503,779	3,779
Citigroup, Inc.	Philippine Peso
	PHP 22,105,000	BUY	11/15/11	500,000	501,939	1,939
Citigroup, Inc.	Singapore Dollar
	SGD 514,560	BUY	6/9/11	400,000	400,956	956
Citigroup, Inc.	Brazilian Real
	BRL 60,564,480	BUY	3/2/11	35,513,358	35,998,715	485,357
Citigroup, Inc.	Indonesian Rupiah
	IDR 12,143,100,000	BUY	7/27/11	1,306,131	1,302,772	(3,359)
Citigroup, Inc.	Indian Rupee
	INR 90,960,000	BUY	1/12/11	2,000,000	2,029,738	29,738
Citigroup, Inc.	South Korean Won
	KRW 964,100,000	BUY	5/9/11	853,564	844,710	(8,854)
Citigroup, Inc.	South Korean Won
	KRW 595,000,000	BUY	5/9/11	531,250	521,318	(9,932)
Citigroup, Inc.	Mexican Peso
	MXN 2,565,800	BUY	2/22/11	200,000	206,965	6,965
Citigroup, Inc.	Mexican Peso
	MXN 3,808,950	BUY	2/22/11	300,000	307,241	7,241
Citigroup, Inc.	Mexican Peso
	MXN 6,344,700	BUY	2/22/11	500,000	511,782	11,782
Citigroup, Inc.	Mexican Peso
	MXN 20,306,400	BUY	2/22/11	1,600,000	1,637,972	37,972
Citigroup, Inc.	Malaysian Ringgit
	MYR 2,600,000	BUY	2/7/11	838,710	840,953	2,243
Citigroup, Inc.	Philippine Peso
	PHP 20,940,000	BUY	6/15/11	476,234	476,808	574
Citigroup, Inc.	Philippine Peso
	PHP 22,200,000	BUY	6/15/11	505,464	505,498	34
Citigroup, Inc.	Philippine Peso
	PHP 17,000,000	BUY	6/15/11	391,164	387,093	(4,071)
Citigroup, Inc.	Turkish Lira
	TRY 917,280	BUY	1/27/11	600,000	592,192	(7,808)
Citigroup, Inc.	Turkish Lira
	TRY 909,000	BUY	1/27/11	600,000	586,846	(13,154)
Citigroup, Inc.	EU Euro
	EUR 48,223,000	BUY	1/6/11	65,316,125	64,440,133	(875,992)
Citigroup, Inc.	Japanese Yen
	JPY 75,751,000	BUY	1/14/11	904,755	933,163	28,408

See Accompanying Notes to Financial Statements

ING PIMCO TOTAL RETURN
BOND PORTFOLIO

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2010 (CONTINUED)

Counterparty	Currency	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Citigroup, Inc.	Japanese Yen
	JPY 184,334,000	BUY	1/14/11	$2,189,180	$2,270,778	$81,598
Citigroup, Inc.	Singapore Dollar
	SGD 660,800	BUY	3/9/11	500,000	514,928	14,928
Citigroup, Inc.	Singapore Dollar
	SGD 385,398	BUY	2/24/11	300,000	300,320	320
Credit Suisse First Boston	Japanese Yen
	JPY 388,867,000	BUY	1/14/11	4,617,495	4,790,384	172,889
Credit Suisse First Boston	Japanese Yen
	JPY 82,827,000	BUY	1/14/11	983,507	1,020,331	36,824
Credit Suisse First Boston	Australian Dollar
	AUD 9,753,000	BUY	1/28/11	9,273,230	9,937,415	664,185
Credit Suisse First Boston	Turkish Lira
	TRY 452,730	BUY	1/27/11	300,000	292,280	(7,720)
Deutsche Bank AG	Indonesian Rupiah
	IDR 13,469,000,000	BUY	10/31/11	1,452,183	1,423,135	(29,048)
Deutsche Bank AG	Philippine Peso
	PHP 21,030,000	BUY	6/15/11	479,480	478,857	(623)
Deutsche Bank AG	Taiwan New Dollar
	TWD 7,631,000	BUY	1/14/11	246,679	261,839	15,160
Deutsche Bank AG	Taiwan New Dollar
	TWD 2,323,772	BUY	1/14/11	73,817	79,734	5,917
Deutsche Bank AG	Taiwan New Dollar
	TWD 18,000,000	BUY	4/6/11	605,042	619,041	13,999
Deutsche Bank AG	Taiwan New Dollar
	TWD 12,512,772	BUY	4/6/11	422,087	430,329	8,242
Deutsche Bank AG	Chinese Yuan
	CNY 60,288,237	BUY	4/7/11	8,979,481	9,147,966	168,485
Deutsche Bank AG	Mexican Peso
	MXN 2,546,900	BUY	2/22/11	200,000	205,440	5,440
Deutsche Bank AG	Canadian Dollar
	CAD 45,069,000	BUY	2/17/11	44,747,711	45,283,194	535,483
Deutsche Bank AG	Malaysian Ringgit
	MYR 4,570,000	BUY	2/7/11	1,472,531	1,478,136	5,605
Deutsche Bank AG	Philippine Peso
	PHP 22,025,000	BUY	11/15/11	500,000	500,123	123
Deutsche Bank AG	Philippine Peso
	PHP 12,963,000	BUY	6/15/11	300,000	295,170	(4,830)
Deutsche Bank AG	Singapore Dollar
	SGD 1,880,000	BUY	6/9/11	1,441,033	1,464,934	23,901
Deutsche Bank AG	Singapore Dollar
	SGD 1,031,320	BUY	6/9/11	792,652	803,625	10,973
Deutsche Bank AG	Taiwan New Dollar
	TWD 12,600,000	BUY	4/6/11	410,758	433,329	22,571
Goldman Sachs & Co.	South Korean Won
	KRW 200,476,800	BUY	5/9/11	176,663	175,651	(1,012)
Goldman Sachs & Co.	Philippine Peso
	PHP 26,352,000	BUY	11/15/11	600,000	598,376	(1,624)
Goldman Sachs & Co.	Singapore Dollar
	SGD 642,650	BUY	3/9/11	500,000	500,784	784
Goldman Sachs & Co.	Singapore Dollar
	SGD 643,450	BUY	6/9/11	500,000	501,389	1,389
Goldman Sachs & Co.	Singapore Dollar
	SGD 520,000	BUY	6/9/11	400,000	405,194	5,194
Goldman Sachs & Co.	Singapore Dollar
	SGD 523,600	BUY	6/9/11	400,000	408,000	8,000
Goldman Sachs & Co.	South Korean Won
	KRW 447,600,000	BUY	5/9/11	400,000	392,171	(7,829)
Goldman Sachs & Co.	Singapore Dollar
	SGD 387,540	BUY	6/9/11	300,000	301,979	1,979
Goldman Sachs & Co.	Singapore Dollar
	SGD 518,320	BUY	6/9/11	400,000	403,885	3,885
Goldman Sachs & Co.	Singapore Dollar
	SGD 646,750	BUY	6/9/11	500,000	503,961	3,961

See Accompanying Notes to Financial Statements

ING PIMCO TOTAL RETURN
BOND PORTFOLIO

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2010 (CONTINUED)

Counterparty	Currency	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
HSBC	Chinese Yuan
	CNY 10,194,800	BUY	4/7/11	$1,540,000	$1,546,930	$6,930
HSBC	Chinese Yuan
	CNY 10,194,800	BUY	4/7/11	1,540,000	1,546,930	6,930
HSBC	Indonesian Rupiah
	IDR 5,801,100,000	BUY	7/27/11	610,000	622,371	12,371
HSBC	Indonesian Rupiah
	IDR 5,679,000,000	BUY	7/27/11	600,000	609,272	9,272
HSBC	Indonesian Rupiah
	IDR 5,394,000,000	BUY	7/27/11	580,000	578,695	(1,305)
HSBC	Indonesian Rupiah
	IDR 2,940,900,000	BUY	7/27/11	316,634	315,514	(1,120)
HSBC	Indonesian Rupiah
	IDR 12,493,100,000	BUY	7/27/11	1,347,110	1,340,322	(6,788)
HSBC	South Korean Won
	KRW 470,000,000	BUY	5/9/11	418,671	411,797	(6,874)
HSBC	South Korean Won
	KRW 803,250,000	BUY	5/9/11	700,000	703,779	3,779
HSBC	Malaysian Ringgit
	MYR 1,860,000	BUY	2/7/11	600,000	601,605	1,605
HSBC	Philippine Peso
	PHP 15,799,000	BUY	6/15/11	360,955	359,746	(1,209)
HSBC	Singapore Dollar
	SGD 660,850	BUY	3/9/11	500,000	514,967	14,967
HSBC	Singapore Dollar
	SGD 791,436	BUY	3/9/11	600,000	616,725	16,725
HSBC	Singapore Dollar
	SGD 786,780	BUY	2/24/11	600,000	613,096	13,096
HSBC	Singapore Dollar
	SGD 645,480	BUY	3/9/11	500,000	502,989	2,989
HSBC	Singapore Dollar
	SGD 520,720	BUY	2/24/11	400,000	405,770	5,770
HSBC	Singapore Dollar
	SGD 651,655	BUY	2/24/11	500,000	507,800	7,800
HSBC	Singapore Dollar
	SGD 394,520	BUY	3/9/11	300,000	307,429	7,429
HSBC	Turkish Lira
	TRY 452,550	BUY	1/27/11	300,000	292,164	(7,836)
HSBC	Turkish Lira
	TRY 604,480	BUY	1/27/11	400,000	390,250	(9,750)
HSBC	Turkish Lira
	TRY 748,475	BUY	1/27/11	500,000	483,212	(16,788)
HSBC	Turkish Lira
	TRY 737,750	BUY	1/27/11	500,000	476,288	(23,712)
HSBC	Turkish Lira
	TRY 310,300	BUY	1/27/11	200,000	200,328	328
HSBC	Turkish Lira
	TRY 785,585	BUY	1/27/11	500,000	507,170	7,170
HSBC	South African Rand
	ZAR 55,426,249	BUY	1/28/11	7,908,432	8,377,720	469,288
HSBC	South African Rand
	ZAR 9,070,100	BUY	1/28/11	1,300,000	1,370,952	70,952
JPMorgan Chase & Co.	Indonesian Rupiah
	IDR 2,454,400,000	BUY	7/27/11	260,000	263,320	3,320
JPMorgan Chase & Co.	Indonesian Rupiah
	IDR 4,615,000,000	BUY	4/15/11	500,000	503,815	3,815
JPMorgan Chase & Co.	Indian Rupee
	INR 45,680,000	BUY	1/12/11	1,000,000	1,019,332	19,332
JPMorgan Chase & Co.	Turkish Lira
	TRY 756,250	BUY	1/27/11	500,000	488,232	(11,768)
JPMorgan Chase & Co.	Turkish Lira
	TRY 755,650	BUY	1/27/11	500,000	487,844	(12,156)
JPMorgan Chase & Co.	Taiwan New Dollar
	TWD 6,095,000	BUY	1/14/11	193,002	209,135	16,133

See Accompanying Notes to Financial Statements

ING PIMCO TOTAL RETURN
BOND PORTFOLIO

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2010 (CONTINUED)

Counterparty	Currency	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
JPMorgan Chase & Co.	Chinese Yuan
	CNY 9,480,000	BUY	11/15/11	$1,475,946	$1,445,952	$(29,994)
JPMorgan Chase & Co.	Chinese Yuan
	CNY 1,517,000	BUY	11/15/11	235,779	231,383	(4,396)
JPMorgan Chase & Co.	Danish Krone
	DKK 1,724,000	BUY	2/7/11	320,912	309,036	(11,876)
JPMorgan Chase & Co.	Indonesian Rupiah
	IDR 6,946,000,000	BUY	7/27/11	756,727	745,202	(11,525)
JPMorgan Chase & Co.	Indian Rupee
	INR 64,380,400	BUY	5/9/11	1,400,000	1,405,797	5,797
JPMorgan Chase & Co.	South Korean Won
	KRW 1,083,400,000	BUY	5/9/11	955,352	949,236	(6,116)
JPMorgan Chase & Co.	South Korean Won
	KRW 558,200,000	BUY	5/9/11	500,000	489,075	(10,925)
JPMorgan Chase & Co.	South Korean Won
	KRW 445,240,000	BUY	5/9/11	400,000	390,103	(9,897)
JPMorgan Chase & Co.	South Korean Won
	KRW 685,560,000	BUY	5/9/11	600,000	600,663	663
JPMorgan Chase & Co.	South Korean Won
	KRW 681,600,000	BUY	5/9/11	600,000	597,193	(2,807)
JPMorgan Chase & Co.	South Korean Won
	KRW 680,220,000	BUY	5/9/11	600,000	595,984	(4,016)
JPMorgan Chase & Co.	South Korean Won
	KRW 463,880,000	BUY	5/9/11	400,000	406,435	6,435
JPMorgan Chase & Co.	South Korean Won
	KRW 575,650,000	BUY	1/19/11	500,000	506,646	6,646
JPMorgan Chase & Co.	South Korean Won
	KRW 573,000,000	BUY	1/19/11	500,000	504,314	4,314
JPMorgan Chase & Co.	South Korean Won
	KRW 580,000,000	BUY	1/19/11	500,000	510,475	10,475
JPMorgan Chase & Co.	South Korean Won
	KRW 12,996,614,000	BUY	5/9/11	11,221,390	11,387,165	165,775
JPMorgan Chase & Co.	Mexican Peso
	MXN 6,347,250	BUY	2/22/11	500,000	511,987	11,987
JPMorgan Chase & Co.	Mexican Peso
	MXN 1,400,000	BUY	2/22/11	113,278	112,928	(350)
JPMorgan Chase & Co.	Mexican Peso
	MXN 3,709,350	BUY	2/22/11	300,000	299,207	(793)
JPMorgan Chase & Co.	Malaysian Ringgit
	MYR 1,551,250	BUY	2/7/11	500,000	501,741	1,741
JPMorgan Chase & Co.	Malaysian Ringgit
	MYR 1,234,400	BUY	2/7/11	400,000	399,258	(742)
JPMorgan Chase & Co.	Malaysian Ringgit
	MYR 2,142,983	BUY	2/7/11	690,461	693,134	2,673
JPMorgan Chase & Co.	Philippine Peso
	PHP 22,400,000	BUY	6/15/11	500,000	510,052	10,052
JPMorgan Chase & Co.	Philippine Peso
	PHP 26,952,000	BUY	6/15/11	600,000	613,702	13,702
JPMorgan Chase & Co.	Philippine Peso
	PHP 21,604,000	BUY	6/15/11	492,680	491,927	(753)
JPMorgan Chase & Co.	Philippine Peso
	PHP 21,600,000	BUY	6/15/11	500,000	491,836	(8,164)
JPMorgan Chase & Co.	Philippine Peso
	PHP 8,536,000	BUY	4/15/11	200,000	194,712	(5,288)
JPMorgan Chase & Co.	Philippine Peso
	PHP 21,875,000	BUY	4/15/11	500,000	498,983	(1,017)
JPMorgan Chase & Co.	Philippine Peso
	PHP 35,280,000	BUY	11/15/11	800,000	801,105	1,105
JPMorgan Chase & Co.	Philippine Peso
	PHP 22,030,000	BUY	2/7/11	500,000	502,980	2,980
JPMorgan Chase & Co.	Philippine Peso
	PHP 22,185,000	BUY	11/15/11	500,000	503,756	3,756
JPMorgan Chase & Co.	Philippine Peso
	PHP 17,416,000	BUY	6/15/11	400,000	396,566	(3,434)

See Accompanying Notes to Financial Statements

ING PIMCO TOTAL RETURN
BOND PORTFOLIO

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2010 (CONTINUED)

Counterparty	Currency	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
JPMorgan Chase & Co.	Singapore Dollar
	SGD 644,100	BUY	6/9/11	$500,000	$501,896	$1,896
JPMorgan Chase & Co.	Singapore Dollar
	SGD 643,550	BUY	3/9/11	500,000	501,486	1,486
JPMorgan Chase & Co.	Singapore Dollar
	SGD 514,360	BUY	6/9/11	400,000	400,800	800
JPMorgan Chase & Co.	Singapore Dollar
	SGD 519,880	BUY	6/9/11	400,000	405,101	5,101
JPMorgan Chase & Co.	Singapore Dollar
	SGD 648,200	BUY	3/9/11	500,000	505,109	5,109
JPMorgan Chase & Co.	Singapore Dollar
	SGD 655,000	BUY	6/9/11	500,000	510,389	10,389
JPMorgan Chase & Co.	Singapore Dollar
	SGD 524,120	BUY	1/14/11	400,000	408,409	8,409
JPMorgan Chase & Co.	Singapore Dollar
	SGD 523,760	BUY	1/14/11	400,000	408,128	8,128
JPMorgan Chase & Co.	Singapore Dollar
	SGD 527,480	BUY	1/14/11	400,000	411,027	11,027
JPMorgan Chase & Co.	Singapore Dollar
	SGD 658,600	BUY	1/14/11	500,000	513,199	13,199
JPMorgan Chase & Co.	Turkish Lira
	TRY 917,520	BUY	1/27/11	600,000	592,347	(7,653)
JPMorgan Chase & Co.	Turkish Lira
	TRY 747,850	BUY	1/27/11	500,000	482,809	(17,191)
JPMorgan Chase & Co.	Turkish Lira
	TRY 737,800	BUY	1/27/11	500,000	476,320	(23,680)
JPMorgan Chase & Co.	Turkish Lira
	TRY 718,550	BUY	1/27/11	500,000	463,893	(36,107)
JPMorgan Chase & Co.	Taiwan New Dollar
	TWD 36,454,698	BUY	4/6/11	1,204,716	1,253,720	49,004
JPMorgan Chase & Co.	South African Rand
	ZAR 3,642,000	BUY	1/28/11	500,000	550,491	50,491
JPMorgan Chase & Co.	South African Rand
	ZAR 696,950	BUY	4/28/11	100,000	104,025	4,025
JPMorgan Chase & Co.	South Korean Won
	KRW 449,080,000	BUY	5/9/11	400,000	393,468	(6,532)
JPMorgan Chase & Co.	Philippine Peso
	PHP 12,930,000	BUY	11/15/11	300,000	293,602	(6,398)
Morgan Stanley	Brazilian Real
	BRL 1,115,700	BUY	9/2/11	600,000	636,584	36,584
Morgan Stanley	Chinese Yuan
	CNY 10,361,500	BUY	4/7/11	1,564,000	1,572,225	8,225
Morgan Stanley	Indonesian Rupiah
	IDR 1,842,000,000	BUY	4/15/11	200,000	201,089	1,089
Morgan Stanley	Indian Rupee
	INR 45,700,000	BUY	1/12/11	1,000,000	1,019,778	19,778
Morgan Stanley	Mexican Peso
	MXN 3,691,800	BUY	2/22/11	300,000	297,791	(2,209)
Morgan Stanley	South Korean Won
	KRW 1,151,100,000	BUY	1/19/11	1,000,000	1,013,116	13,116
Morgan Stanley	South Korean Won
	KRW 575,800,000	BUY	1/19/11	500,000	506,778	6,778
Morgan Stanley	South Korean Won
	KRW 575,550,000	BUY	1/19/11	500,000	506,558	6,558
Morgan Stanley	South Korean Won
	KRW 691,248,000	BUY	1/19/11	600,000	608,387	8,387
Morgan Stanley	South Korean Won
	KRW 1,259,060,000	BUY	1/19/11	1,100,000	1,108,135	8,135
Morgan Stanley	South Korean Won
	KRW 1,139,100,000	BUY	1/19/11	1,000,000	1,002,555	2,555
Morgan Stanley	South Korean Won
	KRW 565,300,000	BUY	1/19/11	500,000	497,537	(2,463)
Morgan Stanley	South Korean Won
	KRW 903,680,000	BUY	1/19/11	800,000	795,355	(4,645)

See Accompanying Notes to Financial Statements

ING PIMCO TOTAL RETURN
BOND PORTFOLIO

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2010 (CONTINUED)

Counterparty	Currency	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Morgan Stanley	South Korean Won
	KRW 1,130,400,000	BUY	1/19/11	$1,000,000	$994,898	$(5,102)
Morgan Stanley	South Korean Won
	KRW 1,695,375,000	BUY	1/19/11	1,500,000	1,492,149	(7,851)
Morgan Stanley	South Korean Won
	KRW 1,123,130,000	BUY	5/9/11	1,000,000	984,046	(15,954)
Morgan Stanley	South Korean Won
	KRW 1,121,130,000	BUY	5/9/11	1,000,000	982,294	(17,706)
Morgan Stanley	South Korean Won
	KRW 560,125,000	BUY	1/19/11	500,000	492,982	(7,018)
Morgan Stanley	South Korean Won
	KRW 444,176,000	BUY	1/19/11	400,000	390,932	(9,068)
Morgan Stanley	Mexican Peso
	MXN 2,606,440	BUY	2/22/11	200,000	210,243	10,243
Morgan Stanley	Mexican Peso
	MXN 2,568,200	BUY	2/22/11	200,000	207,158	7,158
Morgan Stanley	Mexican Peso
	MXN 2,567,200	BUY	2/22/11	200,000	207,078	7,078
Morgan Stanley	Mexican Peso
	MXN 6,371,750	BUY	2/22/11	500,000	513,964	13,964
Morgan Stanley	Mexican Peso
	MXN 3,809,820	BUY	2/22/11	300,000	307,311	7,311
Morgan Stanley	Mexican Peso
	MXN 7,598,100	BUY	2/22/11	600,000	612,884	12,884
Morgan Stanley	Mexican Peso
	MXN 11,390,850	BUY	2/22/11	900,000	918,818	18,818
Morgan Stanley	Mexican Peso
	MXN 5,075,800	BUY	2/22/11	400,000	409,429	9,429
Morgan Stanley	Mexican Peso
	MXN 6,346,000	BUY	2/22/11	500,000	511,886	11,886
Morgan Stanley	Mexican Peso
	MXN 23,907,700	BUY	2/22/11	1,900,000	1,928,463	28,463
Morgan Stanley	Mexican Peso
	MXN 2,486,000	BUY	2/22/11	200,000	200,528	528
Morgan Stanley	Mexican Peso
	MXN 2,485,800	BUY	2/22/11	200,000	200,512	512
Morgan Stanley	Mexican Peso
	MXN 3,713,550	BUY	2/22/11	300,000	299,546	(454)
Morgan Stanley	Mexican Peso
	MXN 3,712,050	BUY	2/22/11	300,000	299,425	(575)
Morgan Stanley	Mexican Peso
	MXN 4,932,800	BUY	2/22/11	400,000	397,894	(2,106)
Morgan Stanley	Mexican Peso
	MXN 2,494,700	BUY	2/22/11	200,000	201,230	1,230
Morgan Stanley	Mexican Peso
	MXN 2,494,300	BUY	2/22/11	200,000	201,197	1,197
Morgan Stanley	Mexican Peso
	MXN 3,744,900	BUY	2/22/11	300,000	302,074	2,074
Morgan Stanley	Mexican Peso
	MXN 6,194,500	BUY	2/22/11	500,000	499,666	(334)
Morgan Stanley	Mexican Peso
	MXN 6,203,150	BUY	2/22/11	500,000	500,364	364
Morgan Stanley	Mexican Peso
	MXN 10,064,000	BUY	2/22/11	800,000	811,791	11,791
Morgan Stanley	Mexican Peso
	MXN 3,771,960	BUY	2/22/11	300,000	304,257	4,257
Morgan Stanley	Turkish Lira
	TRY 310,300	BUY	1/27/11	200,000	200,328	328
Morgan Stanley	Taiwan New Dollar
	TWD 9,382,000	BUY	1/14/11	298,552	321,920	23,368
Morgan Stanley	Mexican Peso
	MXN 3,708,300	BUY	2/22/11	300,000	299,122	(878)
Morgan Stanley	Canadian Dollar
	CAD 407,000	BUY	2/17/11	401,056	408,934	7,878

See Accompanying Notes to Financial Statements

ING PIMCO TOTAL RETURN
BOND PORTFOLIO

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2010 (CONTINUED)

Counterparty	Currency	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Morgan Stanley	Mexican Peso
	MXN 5,012,600	BUY	2/22/11	$400,000	$404,331	$4,331
Morgan Stanley	Mexican Peso
	MXN 7,494,000	BUY	2/22/11	600,000	604,487	4,487
Morgan Stanley	Mexican Peso
	MXN 6,193,250	BUY	2/22/11	500,000	499,565	(435)
Morgan Stanley	Singapore Dollar
	SGD 396,510	BUY	3/9/11	300,000	308,980	8,980
Morgan Stanley	Singapore Dollar
	SGD 655,570	BUY	2/24/11	500,000	510,851	10,851
Morgan Stanley	Singapore Dollar
	SGD 257,073	BUY	2/24/11	200,000	200,323	323
Morgan Stanley	South African Rand
	ZAR 2,279,700	BUY	9/13/11	300,000	333,745	33,745
Morgan Stanley	South African Rand
	ZAR 8,361,000	BUY	1/28/11	1,200,000	1,263,771	63,771
Morgan Stanley	South African Rand
	ZAR 697,650	BUY	4/28/11	100,000	104,129	4,129
Royal Bank of Canada	Japanese Yen
	JPY 134,197,000	BUY	1/14/11	1,601,113	1,653,149	52,036
Royal Bank of Scotland Group PLC	Australian Dollar
	AUD 9,753,000	BUY	1/28/11	9,284,017	9,937,415	653,398
Royal Bank of Scotland Group PLC	Chinese Yuan CNY 10,944,707	BUY	11/15/11	1,691,347	1,669,358	(21,989)
Royal Bank of Scotland Group PLC	Indonesian Rupiah IDR 2,268,000,000	BUY	7/27/11	240,000	243,322	3,322
Royal Bank of Scotland Group PLC	Indonesian Rupiah IDR 28,433,200,000	BUY	10/31/11	3,063,262	3,004,252	(59,010)
Royal Bank of Scotland Group PLC	Indian Rupee INR 20,000,000	BUY	3/9/11	444,444	441,721	(2,723)
Royal Bank of Scotland Group PLC	South Korean Won KRW 942,000,000	BUY	5/9/11	832,634	825,346	(7,288)
Royal Bank of Scotland Group PLC	Malaysian Ringgit MYR 2,420,000	BUY	2/7/11	781,477	782,733	1,256
Royal Bank of Scotland Group PLC	Singapore Dollar SGD 2,233,960	BUY	6/9/11	1,697,190	1,740,747	43,557
UBS Warburg LLC	South Korean Won
	KRW 116,150,000	BUY	5/9/11	100,000	101,766	1,766
UBS Warburg LLC	Mexican Peso
	MXN 2,546,400	BUY	2/22/11	200,000	205,400	5,400
UBS Warburg LLC	Mexican Peso
	MXN 7,563,660	BUY	2/22/11	600,000	610,106	10,106
UBS Warburg LLC	Turkish Lira
	TRY 310,730	BUY	1/27/11	200,000	200,606	606
UBS Warburg LLC	Taiwan New Dollar
	TWD 5,081,000	BUY	1/14/11	160,309	174,342	14,033
UBS Warburg LLC	Japanese Yen
	JPY 25,125,300	BUY	1/14/11	300,000	309,514	9,514
UBS Warburg LLC	Japanese Yen
	JPY 75,444,000	BUY	1/14/11	910,617	929,381	18,764
UBS Warburg LLC	Japanese Yen
	JPY 100,212,000	BUY	1/14/11	1,209,570	1,234,494	24,924
UBS Warburg LLC	Mexican Peso
	MXN 9,979,200	BUY	2/22/11	800,000	804,951	4,951
UBS Warburg LLC	Mexican Peso
	MXN 6,191,750	BUY	2/22/11	500,000	499,444	(556)
UBS Warburg LLC	New Zealand Dollar
	NZD 1,693,000	BUY	1/28/11	1,250,941	1,316,044	65,103
UBS Warburg LLC	South African Rand
	ZAR 1,520,000	BUY	9/13/11	200,000	222,526	22,526
						$3,884,348

See Accompanying Notes to Financial Statements

ING PIMCO TOTAL RETURN
BOND PORTFOLIO

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2010 (CONTINUED)

Counterparty	Currency	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Barclays Bank PLC	Australian Dollar
	AUD 9,753,000	SELL	1/28/11	$9,361,661	$9,937,415	$(575,754)
Barclays Bank PLC	EU Euro
	EUR 195,000	SELL	1/25/11	255,442	260,569	(5,127)
Barclays Bank PLC	EU Euro
	EUR 3,880,000	SELL	1/25/11	5,082,645	5,184,647	(102,002)
Barclays Bank PLC	EU Euro
	EUR 700,000	SELL	1/25/11	935,745	935,375	370
Barclays Bank PLC	EU Euro EUR 600,000	SELL	1/25/11	787,178	801,750	(14,572)
Barclays Bank PLC	Indian Rupee
	INR 182,340,000	SELL	1/12/11	4,009,235	4,068,847	(59,612)
Citigroup, Inc.	EU Euro
	EUR 44,551,000	SELL	1/25/11	61,886,685	59,531,244	2,355,441
Citigroup, Inc.	EU Euro
	EUR 1,474,000	SELL	1/25/11	1,920,660	1,969,632	(48,972)
Citigroup, Inc.	EU Euro
	EUR 600,000	SELL	1/25/11	794,863	801,750	(6,887)
Credit Suisse First Boston	EU Euro
	EUR 425,000	SELL	1/25/11	567,715	567,906	(191)
Credit Suisse First Boston	EU Euro
	EUR 800,000	SELL	1/25/11	1,057,486	1,068,999	(11,513)
Credit Suisse First Boston	EU Euro
	EUR 2,100,000	SELL	1/25/11	2,816,541	2,806,124	10,417
Credit Suisse First Boston	Australian Dollar
	AUD 33,000	SELL	1/28/11	32,844	33,624	(780)
Credit Suisse First Boston	EU Euro
	EUR 788,000	SELL	1/25/11	1,045,089	1,052,964	(7,875)
Deutsche Bank AG	Taiwan New Dollar
	TWD 18,000,000	SELL	1/14/11	600,400	617,625	(17,225)
Deutsche Bank AG	Taiwan New Dollar
	TWD 12,512,772	SELL	1/14/11	418,838	429,345	(10,507)
Deutsche Bank AG	EU Euro
	EUR 44,551,000	SELL	1/25/11	61,931,370	59,531,244	2,400,126
Goldman Sachs & Co.	Japanese Yen
	JPY 662,292,000	SELL	1/14/11	7,868,411	8,158,659	(290,248)
JPMorgan Chase & Co.	South Korean Won
	KRW 12,996,614,000	SELL	1/19/11	11,255,403	11,438,697	(183,294)
Royal Bank of Canada	Danish Krone
	DKK 98,189,000	SELL	2/7/11	18,273,126	17,600,870	672,256
Royal Bank of Canada	Japanese Yen
	JPY 394,221,000	SELL	1/14/11	4,681,904	4,856,339	(174,435)
Royal Bank of Canada	Canadian Dollar
	CAD 3,466,000	SELL	2/17/11	3,400,556	3,482,472	(81,916)
Royal Bank of Canada	EU Euro
	EUR 534,000	SELL	1/25/11	698,731	713,557	(14,826)
Royal Bank of Scotland Group PLC	EU Euro EUR 276,000	SELL	1/25/11	382,363	368,805	13,558
Royal Bank of Scotland Group PLC	Japanese Yen JPY 788,443,000	SELL	1/14/11	9,380,531	9,712,691	(332,160)
Royal Bank of Scotland Group PLC	British Pound GBP 6,956,000	SELL	3/21/11	10,874,002	10,838,155	35,847
Royal Bank of Scotland Group PLC	Singapore Dollar SGD 2,233,960	SELL	1/14/11	1,697,280	1,740,763	(43,483)
Royal Bank of Scotland Group PLC	EU Euro EUR 1,291,000	SELL	1/25/11	1,698,340	1,725,098	(26,758)
UBS Warburg LLC	EU Euro
	EUR 900,000	SELL	1/25/11	1,189,838	1,202,624	(12,786)
UBS Warburg LLC	EU Euro
	EUR 611,000	SELL	1/25/11	801,163	816,448	(15,285)
						$3,451,807

See Accompanying Notes to Financial Statements

ING PIMCO TOTAL RETURN
BOND PORTFOLIO

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2010 (CONTINUED)

ING PIMCO Total Return Bond Portfolio Open Futures Contracts on December 31, 2010:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
90-Day Eurodollar	1,560	03/14/11	$388,576,500	$161,234
90-Day Eurodollar	2,163	06/13/11	538,370,700	652,460
90-Day Eurodollar	348	09/19/11	86,517,150	185,833
90-Day Eurodollar	596	12/19/11	147,912,300	(95,096)
90-Day Eurodollar	949	03/19/12	234,996,125	(411,990)
90-Day Eurodollar	690	06/18/12	170,395,500	(602,416)
90-Day Eurodollar	821	09/17/12	202,181,513	(1,356,600)
90-Day Eurodollar	290	12/17/12	71,205,875	(605,574)
90-Day Eurodollar	191	03/18/13	46,763,962	(461,539)
90-Day Eurodollar	29	06/17/13	7,079,625	(73,884)
90-Day Eurodollar	110	09/16/13	26,779,500	(307,866)
90-Day Sterling	61	12/21/11	11,739,457	(24,972)
90-Day Sterling	61	03/21/12	11,710,925	(38,875)
90-Day Sterling	61	06/20/12	11,678,828	(52,324)
90-Day Sterling	62	09/19/12	11,836,452	(67,704)
U.S. Treasury 2-Year Note	505	03/31/11	110,547,661	158,070
U.S. Treasury 5-Year Note	206	03/31/11	24,250,062	(328,820)
			$2,102,542,135	$(3,270,063)

ING PIMCO Total Return Bond Portfolio Credit Default Swap Agreements Outstanding on December 31, 2010:

Credit Default Swaps on Corporate and Sovereign Issues — Buy Protection (1)

Counterparty	Reference Entity/ Obligation	Buy/Sell Protection	(Pay)/Receive Fixed Rate (%)	Termination Date	Notional Amount (4)		Fair Value (5)	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Deutsche Bank AG	Lennar Corp. 5.950%, 10/17/11	Buy	(0.660)	12/20/11	USD	5,000,000	$30,492	$—	$ 30,492
Morgan Stanley	Sealed Air Corp. 5.625%, 07/15/13	Buy	(0.580)	09/20/13	USD	2,200,000	16,190	—	16,190
							$46,682	$—	$ 46,682

Credit Default Swaps on Credit Indices — Sell Protection (2)

Counterparty	Reference Entity/ Obligation	Buy/Sell Protection	(Pay)/Receive Fixed Rate (%)	Termination Date	Notional Amount (4)		Fair Value (5)	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Citigroup, Inc.	CDX.NA.HY.8 Index (35–100% Tranche)	Sell	0.355	06/20/12	USD	5,777,640	$24,040	$—	$ 24,040
Barclays Bank PLC	CDX.NA.IG.9 Index (30–100% Tranche)	Sell	0.758	12/20/12	USD	19,868,677	259,734	—	259,734
Deutsche Bank AG	CDX.NA.IG.9 Index (30–100% Tranche)	Sell	0.705	12/20/12	USD	13,117,185	157,880	—	157,880
Goldman Sachs & Co.	CDX.NA.IG.9 Index (30–100% Tranche)	Sell	0.548	12/20/17	USD	2,218,347	23,875	—	23,875
Deutsche Bank AG	CDX.NA.IG.10 Index (30–100% Tranche)	Sell	0.530	06/20/13	USD	2,989,946	27,206	—	27,206
Goldman Sachs & Co.	CDX.NA.IG.10 Index (30–100% Tranche)	Sell	0.463	06/20/13	USD	3,761,546	27,984	—	27,984
Deutsche Bank AG	CDX.EM.12 Index	Sell	5.000	12/20/14	USD	1,400,000	163,452	110,238	53,214
Barclays Bank PLC	CDX.EM.13 Index	Sell	5.000	06/20/15	USD	200,000	25,282	21,200	4,082
Barclays Bank PLC	CDX.EM.13 Index	Sell	5.000	06/20/15	USD	5,200,000	657,330	536,208	121,122
Credit Suisse First Boston	CDX.EM.13 Index	Sell	5.000	06/20/15	USD	1,800,000	227,537	208,250	19,287
Deutsche Bank AG	CDX.EM.13 Index	Sell	5.000	06/20/15	USD	19,800,000	2,502,910	2,124,986	377,924
Goldman Sachs & Co.	CDX.EM.13 Index	Sell	5.000	06/20/15	USD	100,000	12,641	10,797	1,844
Goldman Sachs & Co.	CDX.EM.13 Index	Sell	5.000	06/20/15	USD	100,000	12,641	10,557	2,084
HSBC Bank USA	CDX.EM.13 Index	Sell	5.000	06/20/15	USD	12,900,000	1,630,684	1,366,975	263,709
Morgan Stanley	CDX.EM.13 Index	Sell	5.000	06/20/15	USD	3,100,000	391,870	329,159	62,711
Barclays Bank PLC	CDX.EM.14 Index	Sell	5.000	12/20/15	USD	7,700,000	1,050,592	959,488	91,104
Deutsche Bank AG	CDX.EM.14 Index	Sell	5.000	12/20/15	USD	7,300,000	996,016	878,837	117,179

See Accompanying Notes to Financial Statements

ING PIMCO TOTAL RETURN
BOND PORTFOLIO

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2010 (CONTINUED)

Counterparty	Reference Entity/ Obligation	Buy/Sell Protection	(Pay)/Receive Fixed Rate (%)	Termination Date	Notional Amount (4)		Fair Value (5)	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
HSBC Bank USA	CDX.EM.14 Index	Sell	5.000	12/20/15	USD	1,600,000	$218,305	$198,409	$19,896
Morgan Stanley	CDX.EM.14 Index	Sell	5.000	12/20/15	USD	1,400,000	191,017	172,943	18,074
Citigroup, Inc.	CDX.EM.14 Index	Sell	5.000	12/20/15	USD	2,500,000	341,101	330,022	11,079
UBS Warburg LLC	CDX.EM.14 Index	Sell	5.000	12/20/15	USD	900,000	122,796	118,945	3,851
Barclays Bank PLC	CDX.NA.HY.15 Index	Sell	5.000	12/20/15	USD	21,500,000	632,999	499,698	133,301
Citigroup, Inc.	CDX.NA.HY.15 Index	Sell	5.000	12/20/15	USD	14,300,000	421,018	(69,663)	490,681
Credit Suisse First Boston	CDX.NA.HY.15 Index	Sell	5.000	12/20/15	USD	1,000,000	29,442	(4,779)	34,221
Morgan Stanley	CDX.NA.HY.15 Index	Sell	5.000	12/20/15	USD	1,000,000	29,442	(5,018)	34,460
Citigroup, Inc.	CDX.NA.IG.15 Index	Sell	1.000	12/20/15	USD	15,100,000	105,093	(31,252)	136,345
Credit Suisse First Boston	CDX.NA.IG.15 Index	Sell	1.000	12/20/15	USD	40,300,000	280,480	(145,979)	426,459
Deutsche Bank AG	CDX.NA.IG.15 Index	Sell	1.000	12/20/15	USD	24,400,000	169,819	(29,763)	199,582
Goldman Sachs & Co.	CDX.NA.IG.15 Index	Sell	1.000	12/20/15	USD	13,500,000	93,957	(24,197)	118,154
Morgan Stanley	CDX.NA.IG.15 Index	Sell	1.000	12/20/15	USD	5,400,000	37,583	7,628	29,955
UBS Warburg LLC	CDX.NA.IG.15 Index	Sell	1.000	12/20/15	USD	5,000,000	34,799	30,147	4,652
							$10,899,525	$7,603,836	$3,295,689

Credit Default Swaps on Corporate and Sovereign Issues — Sell Protection (2)

Counterparty	Reference Entity/ Obligation	Buy/Sell Protection	(Pay)/Receive Fixed Rate (%)	Termination Date	Implied Credit Spread at 12/31/10 (%) (3)	Notional Amount (4)		Fair Value (5)	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Deutsche Bank AG	Berkshire Hathaway Inc. 4.625%, 10/15/13	Sell	0.850	03/20/13	0.780	USD	2,200,000	$3,397	$—	$ 3,397
Goldman Sachs & Co.	Berkshire Hathaway Inc. 4.625%, 10/15/13	Sell	1.000	03/20/15	1.143	USD	1,500,000	(8,632)	(21,883)	13,251
UBS Warburg LLC	Berkshire Hathaway Inc. 4.625%, 10/15/13	Sell	1.000	03/20/15	1.143	USD	1,500,000	(8,632)	(22,450)	13,818
Barclays Bank PLC	Citigroup Inc. 6.500%, 01/18/11	Sell	1.000	03/20/11	0.538	USD	600,000	607	(677)	1,284
Goldman Sachs & Co.	Citigroup Inc. 6.500%, 01/18/11	Sell	1.000	03/20/11	0.538	USD	500,000	506	(533)	1,039
UBS Warburg LLC	Citigroup Inc. 6.500%, 01/18/11	Sell	1.000	03/20/11	0.538	USD	1,700,000	1,720	(1,811)	3,531
Barclays Bank PLC	Federative Republic of Brazil 12.250%, 03/06/30	Sell	1.000	06/20/15	1.033	USD	500,000	(712)	(6,150)	5,438
Citigroup, Inc.	Federative Republic of Brazil 12.250%, 03/06/30	Sell	1.000	09/20/15	1.061	USD	1,000,000	(2,734)	(14,656)	11,922
Credit Suisse First Boston	Federative Republic of Brazil 12.250%, 03/06/30	Sell	1.000	06/20/15	1.033	USD	2,000,000	(2,847)	(45,142)	42,295
Goldman Sachs & Co.	Federative Republic of Brazil 12.250%, 03/06/30	Sell	1.000	06/20/15	1.033	USD	500,000	(712)	(5,744)	5,032
HSBC Bank USA	Federative Republic of Brazil 12.250%, 03/06/30	Sell	1.000	06/20/15	1.033	USD	3,000,000	(4,270)	(71,336)	67,066
HSBC Bank USA	Federative Republic of Brazil 12.250%, 03/06/30	Sell	1.000	06/20/15	1.033	USD	5,700,000	(8,113)	(53,872)	45,759
HSBC Bank USA	Federative Republic of Brazil 12.250%, 03/06/30	Sell	1.000	09/20/15	1.061	USD	1,800,000	(4,922)	(16,855)	11,933
UBS Warburg LLC	Federative Republic of Brazil 12.250%, 03/06/30	Sell	1.000	09/20/15	1.061	USD	500,000	(1,367)	(4,450)	3,083
BNP Paribas Bank	General Electric Capital Corp. 5.625%, 09/15/17	Sell	4.700	12/20/13	1.079	USD	1,800,000	189,630	—	189,630
Citigroup, Inc.	General Electric Capital Corp. 5.625%, 09/15/17	Sell	4.000	12/20/13	1.079	USD	7,600,000	645,885	—	645,885
Citigroup, Inc.	General Electric Capital Corp. 5.625%, 09/15/17	Sell	4.200	12/20/13	1.079	USD	6,200,000	562,982	—	562,982
Citigroup, Inc.	General Electric Capital Corp. 5.625%, 09/15/17	Sell	4.325	12/20/13	1.079	USD	4,500,000	424,981	—	424,981
Citigroup, Inc.	General Electric Capital Corp. 5.625%, 09/15/17	Sell	4.850	12/20/13	1.079	USD	3,600,000	394,970	—	394,970
Citigroup, Inc.	General Electric Capital Corp. 5.625%, 09/15/17	Sell	3.850	03/20/14	1.111	USD	7,000,000	601,067	—	601,067
Deutsche Bank AG	General Electric Capital Corp. 5.625%, 09/15/17	Sell	1.000	03/20/11	0.520	USD	3,700,000	3,894	(4,543)	8,437

See Accompanying Notes to Financial Statements

ING PIMCO TOTAL RETURN
BOND PORTFOLIO

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2010 (CONTINUED)

Counterparty	Reference Entity/ Obligation	Buy/Sell Protection	(Pay)/Receive Fixed Rate (%)	Termination Date	Implied Credit Spread at 12/31/10 (%) (3)	Notional Amount (4)		Fair Value (5)	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Deutsche Bank AG	General Electric Capital Corp. 5.625%, 09/15/17	Sell	4.230	12/20/13	1.079	USD	4,200,000	$385,040	$—	$385,040
Deutsche Bank AG	General Electric Capital Corp. 5.625%, 09/15/17	Sell	4.750	12/20/13	1.079	USD	3,900,000	416,538	—	416,538
Goldman Sachs & Co.	General Electric Capital Corp. 5.625%, 09/15/17	Sell	8.000	03/20/11	0.529	USD	1,800,000	29,460	—	29,460
Barclays Bank PLC	General Electric Capital Corp. 6.000%, 06/15/12	Sell	0.620	03/20/11	0.529	USD	5,700,000	1,136	—	1,136
Barclays Bank PLC	General Electric Capital Corp. 6.000%, 06/15/12	Sell	0.640	12/20/12	0.890	USD	5,700,000	(28,009)	—	(28,009)
BNP Paribas Bank	General Electric Capital Corp. 6.000%, 06/15/12	Sell	0.780	03/20/11	0.529	USD	1,400,000	770	—	770
Deutsche Bank AG	General Electric Capital Corp. 6.000%, 06/15/12	Sell	0.800	06/20/11	0.529	USD	6,800,000	8,726	—	8,726
Citigroup, Inc.	Government of France O.A.T. 4.250%, 04/25/2019	Sell	0.250	03/20/15	0.968	USD	1,100,000	(32,024)	(14,851)	(17,173)
Goldman Sachs & Co.	Government of France O.A.T. 4.250%, 04/25/2019	Sell	0.250	03/20/15	0.968	USD	2,400,000	(69,870)	(34,704)	(35,166)
Goldman Sachs & Co.	Government of France O.A.T. 4.250%, 04/25/2019	Sell	0.250	12/20/15	1.062	USD	500,000	(19,056)	(9,421)	(9,635)
Royal Bank of Scotland Group PLC	Government of France O.A.T. 4.250%, 04/25/2019	Sell	0.250	03/20/15	0.968	USD	1,000,000	(29,113)	(14,283)	(14,830)
Royal Bank of Scotland Group PLC	Government of France O.A.T. 4.250%, 04/25/2019	Sell	0.250	12/20/15	1.062	USD	1,000,000	(38,112)	(19,076)	(19,036)
UBS Warburg LLC	Government of France O.A.T. 4.250%, 04/25/2019	Sell	0.250	09/20/15	1.034	USD	5,000,000	(175,926)	(123,407)	(52,519)
Deutsche Bank AG	Japanese Government 20-Year Issue 2.000%, 03/21/2022	Sell	1.000	03/20/15	0.590	USD	2,000,000	33,694	19,346	14,348
Deutsche Bank AG	Metlife Inc. 5.000%, 06/15/15	Sell	1.000	03/20/15	1.440	USD	13,500,000	(237,998)	(670,874)	432,876
Goldman Sachs & Co.	Morgan Stanley 6.600%, 04/01/12	Sell	1.000	03/20/11	0.768	USD	1,700,000	874	(368)	1,242
Citigroup, Inc.	People’s Republic of China 4.750%, 10/29/2013	Sell	1.000	06/20/15	0.608	USD	1,300,000	22,038	18,451	3,587
Royal Bank of Scotland Group PLC	People’s Republic of China 4.750%, 10/29/2013	Sell	1.000	06/20/15	0.608	USD	4,000,000	67,808	58,466	9,342
Deutsche Bank AG	Republic of Indonesia 6.750%, 03/10/14	Sell	1.000	09/20/15	1.219	USD	600,000	(5,920)	(12,971)	7,051
Citigroup, Inc.	Reynolds American Inc. 7.625%, 06/01/16	Sell	1.280	06/20/17	1.216	USD	2,600,000	9,838	—	9,838
Citigroup, Inc.	SLM Corp. 5.125%, 08/27/12	Sell	4.850	03/20/13	1.606	USD	3,100,000	219,389	—	219,389
Citigroup, Inc.	SLM Corp. 5.125%, 08/27/12	Sell	5.000	12/20/13	2.118	USD	700,000	57,695	(57,792)	115,487
Citigroup, Inc.	SLM Corp. 5.125%, 08/27/12	Sell	5.000	12/20/13	2.118	USD	1,800,000	148,358	(147,818)	296,176
BNP Paribas Bank	United Kingdom Gilt 4.250%, 06/07/2032	Sell	1.000	12/20/14	0.616	USD	600,000	8,924	3,552	5,372
Deutsche Bank AG	United Kingdom Gilt 4.250%, 06/07/2032	Sell	1.000	12/20/14	0.616	USD	200,000	2,975	1,111	1,864
Goldman Sachs & Co.	United Kingdom Gilt 4.250%, 06/07/2032	Sell	1.000	06/20/15	0.666	USD	16,300,000	234,916	128,270	106,646
Goldman Sachs & Co.	United Kingdom Gilt 4.250%, 06/07/2032	Sell	1.000	12/20/15	0.715	USD	2,800,000	37,937	61,785	(23,848)
Goldman Sachs & Co.	United Kingdom Gilt 4.250%, 06/07/2032	Sell	1.000	12/20/15	0.715	USD	1,000,000	13,550	22,285	(8,735)
Morgan Stanley	United Kingdom Gilt 4.250%, 06/07/2032	Sell	1.000	12/20/14	0.616	USD	600,000	8,924	3,552	5,372
Barclays Bank PLC	United Mexican States 7.500%, 04/08/33	Sell	1.000	03/20/15	1.017	USD	2,000,000	(1,407)	(37,052)	35,645
Citigroup, Inc.	United Mexican States 7.500%, 04/08/33	Sell	1.000	03/20/15	1.017	USD	2,000,000	(1,407)	(37,812)	36,405
Citigroup, Inc.	United Mexican States 7.500%, 04/08/33	Sell	1.000	09/20/15	1.080	USD	1,000,000	(3,618)	(14,182)	10,564
Deutsche Bank AG	United Mexican States 7.500%, 04/08/33	Sell	1.000	03/20/15	1.017	USD	1,000,000	(704)	(18,906)	18,202
UBS Warburg LLC	United States Treasury Note 4.875%, 08/15/16	Sell	0.250	09/20/15	0.384	EUR	13,700,000	(111,610)	(188,801)	77,191
Deutsche Bank AG	Wachovia Corp.	Sell	1.520	03/20/13	0.588	USD	1,300,000	26,798	—	26,798
								$3,767,312	$(1,355,602)	$5,122,914

See Accompanying Notes to Financial Statements

ING PIMCO TOTAL RETURN
BOND PORTFOLIO

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2010 (CONTINUED)

(1)	If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either 1.) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or 2.) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	If the Portfolio is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will generally either 1.) Pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or 2.) Pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index.

(3)	Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues are disclosed in each Portfolio’s Portfolio of Investment and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-backed securities or credit indices, the quoted fair prices and resulting fair values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing fair values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)	The maximum amount of future payments (undiscounted) that a Portfolio as a seller of protection could be required to make or receive as a buyer of credit protection under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

(5)	The fair values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Increasing fair values, in absolute terms, when compared to the notional amount of the agreement, represent a deterioration of the referenced obligation’s credit soundness and a greater likelihood or risk of default or other credit event occurring.

ING PIMCO Total Return Bond Portfolio Interest Rate Swap Agreements Outstanding on December 31, 2010:

	Termination Date	Notional Amount	Fair Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Receive a fixed rate equal to 4.500% and pay a floating rate based on 3-month AUD-BBR-BBSW
Counterparty: Deutsche Bank AG	06/15/11	AUD 3,200,000	$ (8,615)	$99	$(8,714)

Receive a fixed rate equal to 4.500% and pay a floating rate based on 3-month AUD-BBR-BBSW
Counterparty: UBS Warburg LLC	06/15/11	AUD 34,600,000	(93,149)	234	(93,383)

Receive a fixed rate equal to 6.000% and pay a floating rate based on 6-month AUD-BBR-BBSW
Counterparty: UBS Warburg LLC	09/15/12	AUD 28,800,000	297,805	—	297,805

Receive a fixed rate equal to 10.600% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized
Counterparty: Barclays Bank PLC, London	01/02/12	BRL 2,700,000	5,728	—	5,728

Receive a fixed rate equal to 11.910% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized
Counterparty: Barclays Bank PLC	01/02/13	BRL 13,700,000	50,189	24,408	25,781

Receive a fixed rate equal to 12.480% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized
Counterparty: Credit Suisse First Boston	01/02/13	BRL 134,600,000	1,015,170	70,471	944,699

Receive a fixed rate equal to 10.835% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized
Counterparty: Goldman Sachs Bank USA	01/02/12	BRL 33,000,000	179,743	11,508	168,235

Receive a fixed rate equal to 10.990% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized
Counterparty: Goldman Sachs Bank USA	01/02/12	BRL 7,100,000	36,993	6,434	30,559

Receive a fixed rate equal to 11.890% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized
Counterparty: Goldman Sachs Bank USA	01/02/13	BRL 78,300,000	338,020	14,725	323,295

See Accompanying Notes to Financial Statements

ING PIMCO TOTAL RETURN
BOND PORTFOLIO

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2010 (CONTINUED)

	Termination Date	Notional Amount	Fair Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)

Receive a fixed rate equal to 11.930% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized
Counterparty: Goldman Sachs Bank USA	01/02/13	BRL 11,900,000	$53,828	$(12,824)	$66,652

Receive a fixed rate equal to 12.650% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized
Counterparty: Goldman Sachs Bank USA	01/02/14	BRL 14,700,000	230,524	89,690	140,834

Receive a fixed rate equal to 10.610% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized
Counterparty: HSBC Bank USA	01/02/12	BRL 2,400,000	5,417	—	5,417

Receive a fixed rate equal to 11.140% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized
Counterparty: HSBC Bank USA	01/02/12	BRL 6,300,000	58,751	15,860	42,891

Receive a fixed rate equal to 11.360% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized
Counterparty: HSBC Bank USA	01/02/12	BRL 6,100,000	49,093	14,624	34,469

Receive a fixed rate equal to 11.880% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized
Counterparty: HSBC Bank USA	01/02/13	BRL 17,500,000	49,044	(10,178)	59,222

Receive a fixed rate equal to 11.890% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized
Counterparty: HSBC Bank USA	01/02/13	BRL 40,900,000	176,564	45,064	131,500

Receive a fixed rate equal to 12.300% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized
Counterparty: HSBC Bank USA	01/02/13	BRL 18,000,000	178,386	64,282	114,104

Receive a fixed rate equal to 12.540% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized
Counterparty: HSBC Bank USA	01/02/14	BRL 1,600,000	22,465	7,956	14,509

Receive a fixed rate equal to 12.540% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized
Counterparty: Merrill Lynch & Co., Inc.	01/02/12	BRL 12,500,000	362,207	(24,688)	386,895

Receive a fixed rate equal to 11.980% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized
Counterparty: Morgan Stanley	01/02/13	BRL 5,900,000	30,936	7,038	23,898

Receive a fixed rate equal to 12.590% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized
Counterparty: Morgan Stanley	01/02/13	BRL 1,100,000	9,689	1,129	8,560

Receive a fixed rate equal to 11.890% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized
Counterparty: Morgan Stanley	01/02/14	BRL 15,900,000	6,990	(82)	7,072

Receive a fixed rate equal to 12.510% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized
Counterparty: Morgan Stanley	01/02/14	BRL 5,200,000	70,760	19,650	51,110

Receive a fixed rate equal to 11.420% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized
Counterparty: UBS Warburg LLC	01/02/12	BRL 6,700,000	21,909	—	21,909

See Accompanying Notes to Financial Statements

ING PIMCO TOTAL RETURN
BOND PORTFOLIO

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2010 (CONTINUED)

	Termination Date	Notional Amount	Fair Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)

Receive a fixed rate equal to 12.070% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized
Counterparty: UBS Warburg LLC	01/02/13	BRL 7,900,000	$52,811	$13,716	$39,095

Receive a fixed rate equal to 12.250% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized
Counterparty: UBS Warburg LLC	01/02/14	BRL 9,600,000	91,262	20,466	70,796

Receive a fixed rate equal to 8.860% and pay a floating rate based on 28-day MXN-TIIE-BANXICO
Counterparty: Citigroup, Inc.	09/12/16	MXN 23,500,000	202,325	—	202,325

Receive a fixed rate equal to 7.330% and pay a floating rate based on 28-day MXN-TIIE-BANXICO
Counterparty: HSBC Bank USA	01/28/15	MXN 32,400,000	103,765	11,658	92,107

Receive a fixed rate equal to 1.250% and pay a floating rate based on 3-month USD-LIBOR-BBA
Counterparty: Goldman Sachs & Co.	12/19/13	USD 25,800,000	(226,928)	1,184	(228,112)

Receive a fixed rate equal to 1.700% and pay a floating rate based on 3-month USD-LIBOR-BBA
Counterparty: Citigroup, Inc.	12/15/15	USD 60,600,000	(1,293,503)	—	(1,293,503)

Receive a floating rate based on 3-month USD-LIBOR-BBA and pay a fixed rate equal to 4.250%
Counterparty: Barclays Bank PLC	06/15/41	USD 9,700,000	(66,089)	48,364	(114,453)

Receive a floating rate based on 3-month USD-LIBOR-BBA and pay a fixed rate equal to 4.250%
Counterparty: Morgan Stanley	06/15/41	USD 45,900,000	(312,728)	439,417	(752,145)
			$1,699,362	$880,205	$819,157

ING PIMCO Total Return Bond Portfolio Written Inflation Floors Outstanding on December 31, 2010:

Inflation Floors

Counterparty	Underlying Reference Entity	Strike Index	Floor Rate	Termination Date	Notional Amount		Premiums Received	Fair Value
Citigroup, Inc.	OTC Inflation Floor — CPURNSA Index	215.949	0.000%	03/12/20	USD	7,800,000	$66,000	$(76,423)
Citigroup, Inc.	OTC Inflation Floor — CPURNSA Index	216.687	0.000%	04/07/20	USD	7,600,000	66,880	(75,738)
Citigroup, Inc.	OTC Inflation Floor — CPURNSA Index	217.965	0.000%	09/29/20	USD	7,300,000	94,170	(74,314)
Deutsche Bank AG	OTC Inflation Floor — CPURNSA Index	215.949	0.000%	03/10/20	USD	2,800,000	21,000	(28,984)
Deutsche Bank AG	OTC Inflation Floor — CPURNSA Index	218.011	0.000%	10/13/20	USD	7,400,000	72,520	(77,701)
							$320,570	$(333,160)

ING PIMCO Total Return Bond Portfolio Written Options Open on December 31, 2010:

Options on Exchange-Traded Futures Contracts

Description/Name of Issuer	Exercise Price		Expiration Date	# of Contracts	Premiums Received	Value
Call Option CBOT
U.S. Treasury 10-Year Note January Futures	129.000	USD	01/21/11	132	$53,811	$(2,063)
Call Option CME
90-Day Eurodollar September Futures	99.375	USD	09/19/11	486	206,018	(285,525)
Put Option CBOT
U.S. Treasury 10-Year Note January Futures	124.000	USD	01/21/11	132	67,423	(478,500)
Put Option CME
90-Day Eurodollar September Futures	99.375	USD	09/19/11	486	308,061	(200,475)
					$635,313	$(966,563)

See Accompanying Notes to Financial Statements

ING PIMCO TOTAL RETURN
BOND PORTFOLIO

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2010 (CONTINUED)

ING PIMCO Total Return Bond Portfolio Written Forward Volatility Options Open on December 31, 2010:

Description	Counterparty	Exercise Price (4)	Expiration Date	Notional Amount		Premiums Received	Fair Value
Swaption Straddle — OTC 1-Year vs. 2-Year Forward Swap Rate (10/15/12–10/15/14) (1)	Morgan Stanley	0.000	10/11/12	USD	76,200,000	$846,893	$(1,281,782)
Swaption Straddle — OTC 1-Year vs. 2-Year Forward Swap Rate (11/16/12–11/16/14) (2)	Morgan Stanley	0.000	11/14/12	USD	62,700,000	681,956	(1,052,389)
Swaption Straddle — OTC 1-Year vs. 1-Year Forward Swap Rate (10/15/12–10/15/13) (3)	Goldman Sachs & Co.	0.000	10/11/12	USD	25,100,000	132,533	(203,456)
						$1,661,382	$(2,537,627)

(1)	The observation date ends October 11, 2011 on which date the Portfolio will enter into the swaption straddle with the counterparty. The swaption straddle expires October 11, 2012.

(2)	The observation date ends November 14, 2011 on which date the Portfolio will enter into the swaption straddle with the counterparty. The swaption straddle expires November 14, 2012.

(3)	The observation date ends October 11, 2011on which date the Portfolio will enter into the swaption straddle with the counterparty. The swaption straddle expires October 11, 2012.

(4)	Exercise price determined on the observation date, based upon implied volatility parameters.

ING PIMCO Total Return Bond Portfolio Written Swaptions Open on December 31, 2010:

Written Swaptions on CDS Indices

Description	Counterparty	Floating Rate Index/Underlying Reference Entity	Pay/Receive Floating	Strike Price	Expiration Date	Notional Amount		Premiums Received	Fair Value
Call OTC Swaption	Morgan Stanley	iTraxx Europe Series 14 Version 1	Receive	0.900%	03/16/11	EUR	1,000,000	$2,963	$(2,397)
Put OTC Swaption	Morgan Stanley	iTraxx Europe Series 14 Version 1	Pay	1.600%	03/16/11	EUR	1,000,000	7,612	(1,743)
								$10,575	$(4,140)

ING PIMCO Total Return Bond Portfolio Written Swaptions Open on December 31, 2010:

Written Interest Rate Swaptions

Description	Counterparty	Floating Rate Index/Underlying Reference Entity	Pay/Receive Floating	Exercise Rate	Expiration Date	Notional Amount		Premiums Received	Fair Value
Put OTC Swaption	Barclays Bank PLC	3-month USD-LIBOR-BBA	Pay	3.000%	06/18/12	USD	58,300,000	$527,833	$(736,085)
Put OTC Swaption	Barclays Bank PLC	3-month USD-LIBOR-BBA	Pay	4.000%	06/13/11	USD	5,700,000	80,085	(86,919)
Put OTC Swaption	Citigroup, Inc.	3-month USD-LIBOR-BBA	Pay	1.800%	02/14/11	USD	5,600,000	24,782	(133,079)
Put OTC Swaption	Royal Bank of Scotland Group PLC	3-month USD-LIBOR-BBA	Pay	1.750%	11/19/12	USD	62,700,000	236,692	(473,635)
Put OTC Swaption	Citigroup, Inc.	3-month USD-LIBOR-BBA	Pay	2.250%	09/24/12	USD	9,600,000	65,400	(130,074)
Put OTC Swaption	Citigroup, Inc.	3-month USD-LIBOR-BBA	Pay	3.000%	06/18/12	USD	50,900,000	554,017	(642,654)
Put OTC Swaption	Citigroup, Inc.	3-month USD-LIBOR-BBA	Pay	3.250%	07/16/12	USD	31,600,000	781,257	(974,481)
Put OTC Swaption	Deutsche Bank AG	3-month USD-LIBOR-BBA	Pay	2.750%	06/18/12	USD	68,600,000	712,109	(1,036,067)
Put OTC Swaption	Deutsche Bank AG	3-month USD-LIBOR-BBA	Pay	3.000%	06/18/12	USD	36,400,000	396,105	(459,580)
Put OTC Swaption	Deutsche Bank AG	3-month USD-LIBOR-BBA	Pay	4.000%	06/13/11	USD	21,000,000	286,650	(320,227)
Put OTC Swaption	Morgan Stanley	3-month USD-LIBOR-BBA	Pay	2.250%	09/24/12	USD	60,600,000	371,934	(821,094)
Put OTC Swaption	Morgan Stanley	3-month USD-LIBOR-BBA	Pay	10.000%	07/10/12	USD	19,400,000	116,885	(13,226)
Put OTC Swaption	Royal Bank of Scotland Group PLC	3-month USD-LIBOR-BBA	Pay	2.250%	09/24/12	USD	196,200,000	1,543,054	(2,658,392)
Put OTC Swaption	Royal Bank of Scotland Group PLC	3-month USD-LIBOR-BBA	Pay	2.750%	06/18/12	USD	51,200,000	501,760	(773,275)
Put OTC Swaption	Royal Bank of Scotland Group PLC	3-month USD-LIBOR-BBA	Pay	3.000%	06/18/12	USD	94,100,000	805,256	(1,188,090)
Put OTC Swaption	Royal Bank of Scotland Group PLC	3-month USD-LIBOR-BBA	Pay	3.250%	07/16/12	USD	10,500,000	263,655	(323,799)
Put OTC Swaption	Royal Bank of Scotland Group PLC	3-month USD-LIBOR-BBA	Pay	4.000%	06/13/11	USD	11,900,000	168,201	(181,462)
Put OTC Swaption	UBS Warburg LLC	3-month USD-LIBOR-BBA	Pay	1.800%	02/14/11	USD	14,000,000	68,600	(332,697)
Call OTC Swaption	Citigroup, Inc.	3-month USD-LIBOR-BBA	Receive	1.250%	02/14/11	USD	5,600,000	10,775	(97)
Call OTC Swaption	UBS Warburg LLC	3-month USD-LIBOR-BBA	Receive	1.250%	02/14/11	USD	14,000,000	29,120	(243)
								$7,544,170	$(11,285,176)

See Accompanying Notes to Financial Statements

ING PIMCO TOTAL RETURN
BOND PORTFOLIO

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2010 (CONTINUED)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2010 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Interest rate contracts	Investments in securities at value*	$18,200
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	11,163,731
Credit contracts	Swaps, at fair value	15,511,234
Interest rate contracts	Swaps, at fair value	3,700,374
Interest rate contracts	Net Assets — Unrealized appreciation**	1,157,597
Total Asset Derivatives		$31,551,136
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$3,827,576
Credit contracts	Swaps, at fair value	797,715
Interest rate contracts	Swaps, at fair value	2,001,012
Interest rate contracts	Net Assets — Unrealized depreciation**	4,427,660
Credit contracts	Written options, at fair value	4,140
Interest rate contracts	Written options, at fair value	15,122,526
Total Liability Derivatives		$26,180,629

*	Includes purchased options.

**	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2010 was as follows:

	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Foreign currency related transactions**	Futures	Swaps	Written options	Total
Credit contracts	$—	$—	$—	7,688,467	$61,744	$ 7,750,211
Foreign exchange contracts	(971,166)	7,436,314	—	—	758,987	7,224,135
Interest rate contracts	306,671	—	62,646,397	17,081,187	17,695,462	97,729,717
Total	$(664,495)	$7,436,314	$62,646,397	$24,769,654	$18,516,193	$ 112,704,063

	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Foreign currency related transactions**	Futures	Swaps	Written options	Total
Credit contracts	$—	$—	$—	$1,476,735	$6,435	$ 1,483,170
Foreign exchange contracts	(426,702)	5,342,322	—	—	1,426	4,917,046
Interest rate contracts	(490)	—	(13,899,237)	(3,499,258)	(11,907,319)	(29,306,304)
Total	$(427,192)	$5,342,322	$(13,899,237)	$(2,022,523)	$(11,899,458)	$ (22,906,088)

*	Amounts recognized for purchased options are included in net realized gain (loss) on investments and net change in unrealized appreciation or depreciation on investments.

**	Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

See Accompanying Notes to Financial Statements

ING PIONEER MID CAP VALUE PORTFOLIO

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2010

Shares			Value	Percent of Net Assets

COMMON STOCK: 91.1%
		Consumer Discretionary: 10.3%
383,525		Best Buy Co., Inc.	$13,151,072	1.5
744,100		CBS Corp. — Class B	14,175,105	1.6
202,480		Fortune Brands, Inc.	12,199,420	1.4
539,190	@	Toll Brothers, Inc.	10,244,610	1.2
		Other Securities	41,191,424	4.6
			90,961,631	10.3

		Consumer Staples: 4.8%
525,305	@	Constellation Brands, Inc.	11,635,506	1.3
		Other Securities	30,808,101	3.5
			42,443,607	4.8

		Energy: 11.1%
191,000	@	Cameron International Corp.	9,689,430	1.1
186,320		Devon Energy Corp.	14,627,983	1.7
205,000		Murphy Oil Corp.	15,282,750	1.7
520,255	@	Nabors Industries Ltd.	12,205,182	1.4
180,500		Noble Energy, Inc.	15,537,440	1.8
270,169		QEP Resources, Inc.	9,809,836	1.1
544,170		Valero Energy Corp.	12,581,210	1.4
		Other Securities	8,272,725	0.9
			98,006,556	11.1

		Financials: 19.2%
298,925		Axis Capital Holdings Ltd.	10,725,429	1.2
299,945		Comerica, Inc.	12,669,677	1.4
553,840		Hartford Financial Services Group, Inc.	14,671,222	1.7
1,088,681		Keycorp	9,634,827	1.1
480,100		Lincoln National Corp.	13,351,581	1.5
718,205		Moody’s Corp.	19,061,161	2.2
296,325		Northern Trust Corp.	16,419,368	1.9
163,355		PNC Financial Services Group, Inc.	9,918,916	1.1
3,173,310	@	Popular, Inc.	9,964,193	1.1
231,778		RenaissanceRe Holdings Ltd.	14,761,941	1.7
641,260		TD Ameritrade Holding Corp.	12,177,527	1.4
847,917		UnumProvident Corp.	20,536,550	2.3
		Other Securities	5,572,473	0.6
			169,464,865	19.2

		Health Care: 7.1%
335,967		Aetna, Inc.	10,250,353	1.2
273,800		Cigna Corp.	10,037,508	1.1
311,605	@	Forest Laboratories, Inc.	9,965,128	1.1
169,600	@	Humana, Inc.	9,283,904	1.1
182,500	@	Thermo Fisher Scientific, Inc.	10,103,200	1.1
		Other Securities	12,871,800	1.5
			62,511,893	7.1

COMMON STOCK: (continued)
		Industrials: 11.8%
205,300		Fluor Corp.	$13,603,178	1.5
339,655		Ingersoll-Rand PLC	15,994,354	1.8
234,422		Kennametal, Inc.	9,250,292	1.1
175,100		L-3 Communications Holdings, Inc.	12,342,799	1.4
178,000		Snap-On, Inc.	10,071,240	1.1
134,925	L	SPX Corp.	9,645,788	1.1
448,795	L	Textron, Inc.	10,609,514	1.2
		Other Securities	22,644,202	2.6
			104,161,367	11.8

		Information Technology: 9.9%
240,940		Analog Devices, Inc.	9,076,210	1.0
246,600		ASML Holding NV	9,454,644	1.1
231,983		Computer Sciences Corp.	11,506,357	1.3
1,370,961	@	Compuware Corp.	15,999,116	1.8
654,265	@	Dell, Inc.	8,865,291	1.0
994,210		Xerox Corp.	11,453,299	1.3
		Other Securities	21,268,882	2.4
			87,623,799	9.9

		Materials: 5.3%
324,640		International Paper Co.	8,843,194	1.0
367,300	@	Owens-Illinois, Inc.	11,276,110	1.3
		Other Securities	26,643,926	3.0
			46,763,230	5.3

		Telecommunication Services: 2.2%
246,765	L	CenturyTel, Inc.	11,393,140	1.3
		Other Securities	8,204,935	0.9
			19,598,075	2.2

		Utilities: 9.4%
341,150		Ameren Corp.	9,617,019	1.1
511,835		CMS Energy Corp.	9,520,131	1.1
206,295		Consolidated Edison, Inc.	10,226,043	1.1
464,710		PPL Corp.	12,231,167	1.4
326,631		Public Service Enterprise Group, Inc.	10,390,132	1.1
		Other Securities	31,706,656	3.6
			83,691,148	9.4
		Total Common Stock
		(Cost $689,782,023)	805,226,171	91.1

REAL ESTATE INVESTMENT TRUSTS: 6.2%
		Financials: 6.2%
510,396	L	Annaly Capital Management, Inc.	9,146,296	1.0
594,115		Host Hotels & Resorts, Inc.	10,616,835	1.2
		Other Securities	35,467,771	4.0

		Total Real Estate Investment Trusts
		(Cost $48,366,551)	55,230,902	6.2
		Total Long-Term Investments
		(Cost $738,148,574)	860,457,073	97.3

See Accompanying Notes to Financial Statements

ING PIONEER MID CAP VALUE PORTFOLIO

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2010 (CONTINUED)

Shares			Value	Percent of Net Assets

SHORT-TERM INVESTMENTS: 4.6%
		Mutual Funds: 3.0%
26,390,817		Blackrock Liquidity Funds TempFund Portfolio — Class I	$26,390,817	3.0

		Total Mutual Funds
		(Cost $26,390,817)	26,390,817	3.0

		Securities Lending Collateralcc: 1.6%
14,319,219		BNY Mellon Overnight Government Fund(1)	14,319,219	1.6
214,360	R	BNY Institutional Cash Reserves Fund, Series B(1)(2)	171,488	0.0

		Total Securities Lending Collateral
		(Cost $14,533,579)	14,490,707	1.6

		Total Short-Term Investments
		(Cost $40,924,396)	40,881,524	4.6

		Total Investments in Securities
		(Cost $779,072,970)*	$901,338,597	101.9
		Other Assets and Liabilities — Net	(17,109,690)	(1.9)
		Net Assets	$884,228,907	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2010.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

@	Non-income producing security

cc	Securities purchased with cash collateral for securities loaned.

(1)	Collateral received from brokers for securities lending was invested in these short-term investments.

(2)	On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Portfolio’s position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.

R	Restricted security

L	Loaned security, a portion or all of the security is on loan at December 31, 2010.

*	Cost for federal income tax purposes is $786,684,366.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$121,167,239
Gross Unrealized Depreciation	(6,513,008)
Net Unrealized Appreciation	$114,654,231

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2010 in valuing the Portfolio’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2010
Asset Table
Investments, at value
Common Stock*	$805,226,171	$—	$—	$805,226,171
Real Estate Investment Trusts	55,230,902	—	—	55,230,902
Short-Term Investments	40,710,036	—	171,488	40,881,524
Total Investments, at value	$901,167,109	$—	$171,488	$901,338,597

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio’s assets and liabilities during the period ended December 31, 2010:

	Beginning Balance 12/31/2009	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 12/31/2010
Asset Table
Investments, at value
Short-Term Investments	$171,488	$—	$—	$—	$—	$—	$—	$—	$171,488
Total Investments, at value	$171,488	$—	$—	$—	$—	$—	$—	$—	$171,488

As of December 31, 2010, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $0.

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period. It is the policy of the Portfolio to recognize transfers at the end of the reporting period.

*	For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

See Accompanying Notes to Financial Statements

ING T. ROWE PRICE
CAPITAL APPRECIATION PORTFOLIO

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2010

Shares			Value	Percent of Net Assets

COMMON STOCK: 67.0%
		Consumer Discretionary: 6.5%
599,145	@, L	Dollar General Corp.	$18,375,777	0.5
406,000	@	General Motors Co.	14,965,160	0.4
1,160,600		Lowe’s Cos., Inc.	29,107,848	0.7
473,500		McDonald’s Corp.	36,345,860	0.9
3,873,033		Time Warner, Inc.	124,595,472	3.1
		Other Securities	36,365,208	0.9
			259,755,325	6.5

		Consumer Staples: 10.8%
1,918,384		General Mills, Inc.	68,275,287	1.7
1,558,900		Kellogg Co.	79,628,612	2.0
312,673		Kimberly-Clark Corp.	19,710,906	0.5
1,827,400		PepsiCo, Inc.	119,384,042	3.0
552,300		Philip Morris International, Inc.	32,326,119	0.8
1,601,273	S	Procter & Gamble Co.	103,009,892	2.6
		Other Securities	10,640,988	0.2
			432,975,846	10.8

		Energy: 6.0%
796,800	S	ExxonMobil Corp.	58,262,016	1.5
3,523,400		Nexen, Inc.	80,685,860	2.0
1,621,700		Spectra Energy Corp.	40,526,283	1.0
1,928,100		Williams Cos., Inc.	47,662,632	1.2
		Other Securities	13,333,509	0.3
			240,470,300	6.0

		Financials: 11.6%
1,712,400		AON Corp.	78,787,524	2.0
1,265,000	S	JPMorgan Chase & Co.	53,661,300	1.3
1,880,100		Principal Financial Group, Inc.	61,216,056	1.5
4,954,900		US Bancorp.	133,633,653	3.3
3,967,300		Wells Fargo & Co.	122,946,627	3.1
		Other Securities	14,735,716	0.4
			464,980,876	11.6

		Health Care: 7.8%
333,102	@	Henry Schein, Inc.	20,449,132	0.5
7,127,237		Pfizer, Inc.	124,797,912	3.1
2,291,300	@	Thermo Fisher Scientific, Inc.	126,846,368	3.2
		Other Securities	40,071,771	1.0
			312,165,183	7.8

		Industrials: 8.8%
504,801		Cooper Industries PLC	29,424,850	0.7
2,194,762		Danaher Corp.	103,526,924	2.6
789,300		Illinois Tool Works, Inc.	42,148,620	1.1
1,836,200		Mitsubishi Corp.	49,488,787	1.2
723,282		Republic Services, Inc.	21,597,201	0.6
1,316,601		United Technologies Corp.	103,642,831	2.6
			349,829,213	8.8

COMMON STOCK: (continued)
		Information Technology: 10.9%
932,200		Accenture PLC	$45,202,378	1.1
1,389,000		CA, Inc.	33,947,160	0.9
598,100	@	Fiserv, Inc.	35,024,736	0.9
870,763		Hewlett-Packard Co.	36,659,122	0.9
858,500		International Business Machines Corp.	125,993,460	3.1
1,447,800		Texas Instruments, Inc.	47,053,500	1.2
2,258,508		Tyco Electronics Ltd.	79,951,183	2.0
		Other Securities	30,948,683	0.8
			434,780,222	10.9

		Materials: 0.9%
192,600		Air Products & Chemicals, Inc.	17,516,970	0.4
277,600		Monsanto Co.	19,332,064	0.5
			36,849,034	0.9

		Telecommunication Services: 1.4%
1,956,100	S	AT&T, Inc.	57,470,218	1.4

		Utilities: 2.3%
2,828,200		NV Energy, Inc.	39,736,210	1.0
892,800		OGE Energy Corp.	40,658,112	1.0
		Other Securities	11,813,648	0.3
			92,207,970	2.3

		Total Common Stock
		(Cost $2,233,977,541)	2,681,484,187	67.0

REAL ESTATE INVESTMENT TRUSTS: 0.0%
		Financials: 0.0%
		Other Securities	2,088,024	0.0

		Total Real Estate Investment Trusts
		(Cost $1,778,580)	2,088,024	0.0

PREFERRED STOCK: 2.1%
		Consumer Discretionary: 0.8%
354,700	@	General Motors Co.	19,192,817	0.5
		Other Securities	14,107,275	0.3
			33,300,092	0.8

		Consumer Staples: 0.1%
42	#	HJ Heinz Finance Co.	4,529,438	0.1

		Energy: 0.0%
		Other Securities	591,668	0.0

		Financials: 1.0%
385,100		Affiliated Managers Group, Inc.	19,327,206	0.5
		Other Securities	21,556,287	0.5
			40,883,493	1.0

See Accompanying Notes to Financial Statements

ING T. ROWE PRICE
CAPITAL APPRECIATION PORTFOLIO

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2010 (CONTINUED)

Shares		Value	Percent of Net Assets

PREFERRED STOCK: (continued)
	Utilities: 0.2%
	Other Securities	$5,471,028	0.2

	Total Preferred Stock
	(Cost $95,399,046)	84,775,719	2.1

Principal Amount			Value	Percent of Net Assets

CORPORATE BONDS/NOTES: 17.4%
		Consumer Discretionary: 5.0%
29,933,774		CSC Holdings, Inc., 1.003%-7.625%, due 04/01/11-03/30/16	30,179,113	0.7
24,897,482	&	Dollar General Corp., 3.006%–11.875%, due 07/07/14–07/15/17	26,044,660	0.6
27,567,300		Federal Mogul Corp., 2.198%, due 06/27/15	25,780,361
17,551,324		Federal Mogul Corp., 2.198%, due 12/27/15	16,413,629	1.1
21,924,000	+	Group 1 Automotive, Inc., 2.250% (step rate 2.000%), due 06/15/36	21,622,545
4,965,000	#	Group 1 Automotive, Inc., 3.000%, due 03/15/20	6,200,044	0.7
3,061,000	#	Hyatt Hotels Corp., 6.875%, due 08/15/19	3,351,810	0.1
1,650,000	#	MGM Resorts International, 9.000%, due 03/15/20	1,823,250
4,260,000		MGM Resorts International, 10.375%–13.000%, due 11/15/13–05/15/14	4,930,950	0.2
2,375,000	#	Sirius XM Radio, Inc., 9.750%, due 09/01/15	2,677,813	0.1
		Other Securities	60,567,249	1.5
			199,591,424	5.0

		Consumer Staples: 0.5%
		Other Securities	18,193,219	0.5

		Energy: 2.3%
11,950,000	#	Consol Energy, Inc., 8.000%, due 04/01/17	12,786,500	0.3
1,415,000	#	Gulfstream Natural Gas System LLC, 6.950%, due 06/01/16	1,653,017	0.1
30,474,000	L	Peabody Energy Corp., 4.750%, due 12/15/41	39,578,108	1.0
1,208,000	#	Southeast Supply Header LLC, 4.850%, due 08/15/14	1,267,674	0.0
		Other Securities	37,075,488	0.9
			92,360,787	2.3

CORPORATE BONDS/NOTES: (continued)
		Financials: 1.8%
15,463,000	#	Host Hotels & Resorts L.P., 2.625%, due 04/15/27	$15,385,685	0.4
10,200,000	#	International Lease Finance Corp., 6.500%, due 09/01/14	10,863,000
300,000	#	International Lease Finance Corp., 6.750%, due 09/01/16	321,750	0.3
600,000	#	International Lease Finance Corp., 7.125%, due 09/01/18	640,500
1,175,000		International Lease Finance Corp., 7.000%, due 03/05/16	1,197,031
		Other Securities	44,040,968	1.1
			72,448,934	1.8

		Health Care: 1.1%
20,562,595		HCA, Inc., 1.553%, due 11/18/12	20,289,504	0.5
		Other Securities	23,611,675	0.6
			43,901,179	1.1

		Industrials: 0.6%
		Other Securities	25,340,235	0.6

		Information Technology: 2.5%
9,825,000	#	CC Holdings GS V LLC/Crown Castle GS III Corp., 7.750%, due 05/01/17	10,782,938	0.3
34,196,093		First Data Corp., 3.003%, due 09/24/14	31,602,011	0.8
		Other Securities	56,483,066	1.4
			98,868,015	2.5

		Materials: 1.7%
17,858,016		Georgia-Pacific Corp., 2.300%, due 12/20/12	17,871,214
2,300,000	#	Georgia-Pacific Corp., 8.250%, due 05/01/16	2,607,625	0.8
11,173,461		Georgia-Pacific Corp., 3.550%, due 12/23/14	11,233,697
		Other Securities	36,032,449	0.9
			67,744,985	1.7

		Telecommunication Services: 1.1%
		Other Securities	45,241,082	1.1

		Utilities: 0.8%
7,875,000	#	Calpine Construction Finance Co. L.P., 8.000%, due 06/01/16	8,406,563	0.2
3,150,000	#	Calpine Corp., 7.500%, due 02/15/21	3,118,500	0.1
1,940,000	#	E.CL SA, 5.625%, due 01/15/21	1,931,580	0.0

See Accompanying Notes to Financial Statements

ING T. ROWE PRICE
CAPITAL APPRECIATION PORTFOLIO

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2010 (CONTINUED)

Principal Amount			Value	Percent of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Utilities: (continued)
1,135,000	#	Florida Gas Transmission Co. LLC, 4.000%, due 07/15/15	$1,172,719	0.0
		Other Securities	19,298,390	0.5
			33,927,752	0.8

		Total Corporate Bonds/Notes
		(Cost $625,063,311)	697,617,612	17.4

		Total Long-Term Investments
		(Cost $2,956,218,478)	3,465,965,542	86.5

Shares			Value	Percent of Net Assets

SHORT-TERM INVESTMENTS: 14.5%
		Mutual Funds: 13.3%
532,453,300		T. Rowe Price Reserve Investment Fund	532,453,300	13.3

		Total Mutual Funds
		(Cost $532,453,300)	532,453,300	13.3

		Securities Lending Collateralcc: 1.2%
45,128,098		BNY Mellon Overnight Government Fund(1)	45,128,098	1.1
2,552,122	R	BNY Institutional Cash Reserves Fund, Series B(1)(2)	2,041,698	0.1

		Total Securities Lending Collateral
		(Cost $47,680,220)	47,169,796	1.2

		Total Short-Term Investments
		(Cost $580,133,520)	579,623,096	14.5

		Total Investments in Securities
		(Cost $3,536,351,998)*	$4,045,588,638	101.0
		Other Assets and Liabilities — Net	(40,892,234)	(1.0)
		Net Assets	$4,004,696,404	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2010.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

@	Non-income producing security

&	Payment-in-kind

+	Step-up basis bonds. Interest rates shown reflect current and next coupon rates.

#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, these securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.

cc	Securities purchased with cash collateral for securities loaned.

(1)	Collateral received from brokers for securities lending was invested in these short-term investments.

(2)	On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Portfolio’s position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.

S	All or a portion of this security has been identified by the Fund to cover future collateral requirements for applicable futures, options, swaps, foreign currency contracts and/or when-issued or delayed-delivery securities.

R	Restricted security

L	Loaned security, a portion or all of the security is on loan at December 31, 2010.

*	Cost for federal income tax purposes is $3,556,969,087.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$526,465,970
Gross Unrealized Depreciation	(37,846,419)
Net Unrealized Appreciation	$488,619,551

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2010 in valuing the Portfolio’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2010
Asset Table
Investments, at value
Common Stock
Consumer Discretionary	$259,755,325	$—	$—	$259,755,325
Consumer Staples	432,975,846	—	—	432,975,846
Energy	240,470,300	—	—	240,470,300

See Accompanying Notes to Financial Statements

ING T. ROWE PRICE
CAPITAL APPRECIATION PORTFOLIO

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2010 (CONTINUED)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2010
Financials	$464,980,876	$—	$—	$464,980,876
Health Care	312,165,183	—	—	312,165,183
Industrials	300,340,426	49,488,787	—	349,829,213
Information Technology	434,780,222	—	—	434,780,222
Materials	36,849,034	—	—	36,849,034
Telecommunication Services	57,470,218	—	—	57,470,218
Utilities	92,207,970	—	—	92,207,970
Total Common Stock	2,631,995,400	49,488,787	—	2,681,484,187
Real Estate Investment Trusts	2,088,024	—	—	2,088,024
Preferred Stock	—	84,775,719	—	84,775,719
Corporate Bonds/Notes	—	697,617,612	—	697,617,612
Short-Term Investments	45,128,098	532,453,300	2,041,698	579,623,096
Total Investments, at value	$2,679,211,522	$1,364,335,418	$2,041,698	$4,045,588,638
Other Financial Instruments+:
Unfunded loan commitments	—	435,690	—	435,690
Total Assets	$2,679,211,522	$1,364,771,108	$2,041,698	$4,046,024,328
Liabilities Table
Other Financial Instruments+:
Written options	$(11,887,630)	$—	—	(11,887,630)
Total Liabilities	$(11,887,630)	$—	$—	$(11,887,630)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio’s assets and liabilities during the period ended December 31, 2010:

	Beginning Balance 12/31/2009	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 12/31/2010
Asset Table
Investments, at value
Short-Term Investments	$2,041,698	$—	$—	$—	$—	$—	$—	$—	$2,041,698
Total Investments, at value	$2,041,698	$—	$—	$—	$—	$—	$—	$—	$2,041,698

As of December 31, 2010, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $0.

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Summary Portfolio of Investments and may include open forward foreign currency contracts, futures, unfunded loan commitments, swaps, and written options. Forward foreign currency contracts, futures, and unfunded loan commitments are reported at their unrealized gain/loss at measurement date which represents the amount due to/from the Portfolio. Swaps and written options are reported at their market value at measurement date.

Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period. It is the policy of the Portfolio to recognize transfers at the end of the reporting period.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

ING T. Rowe Price Capital Appreciation Portfolio Written Options Open on December 31, 2010:

Exchange-Traded Options

Description/Name of Issuer	Exercise Price	Expiration Date	# of Contracts	Premiums Received	Value
AT&T, Inc.	25.00	01/22/11	53	$9,540	$(23,850)
AT&T, Inc.	30.00	01/21/12	19,508	2,394,297	(2,672,596)

See Accompanying Notes to Financial Statements

ING T. ROWE PRICE
CAPITAL APPRECIATION PORTFOLIO

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2010 (CONTINUED)

Description/Name of Issuer	Exercise Price	Expiration Date	# of Contracts	Premiums Received	Value
Chevron Corp.	90.00	01/21/12	1,217	$483,140	$(979,685)
ExxonMobil Corp.	70.00	01/21/12	6,711	1,697,553	(4,999,695)
JP Morgan Chase & Co.	50.00	01/21/12	3,134	881,830	(680,078)
McKesson Corp.	72.50	01/21/12	243	108,634	(148,230)
Pacific Gas & Electric Co.	50.00	03/19/11	952	75,207	(61,880)
Procter & Gamble Co.	65.00	01/22/11	6,156	1,448,989	(252,396)
Procter & Gamble Co.	65.00	01/21/12	998	232,530	(359,280)
Procter & Gamble Co.	70.00	01/21/12	8,134	1,548,306	(1,464,120)
Prologis	15.00	01/21/12	1,446	176,409	(245,820)
				$9,056,435	$(11,887,630)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2010 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Liability Derivatives
Equity contracts	Written options, at fair value	$11,887,630
Total Liability Derivatives		$11,887,630

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2010 was as follows:

	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Written options	Total
Equity contracts	$(831,532)	$10,293,514	$9,461,982
Total	$(831,532)	$10,293,514	$9,461,982

	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Written options	Total
Equity contracts	$158,502	$(3,184,684)	$(3,026,182)
Total	$158,502	$(3,184,684)	$(3,026,182)

*	Amounts recognized for purchased options are included in net realized gain (loss) on investments and net change in unrealized appreciation or depreciation on investments.

See Accompanying Notes to Financial Statements

ING T. ROWE PRICE
EQUITY INCOME PORTFOLIO

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2010

Shares			Value	Percent of Net Assets

COMMON STOCK: 95.5%
		Consumer Discretionary: 15.3%
289,800	@	Bed Bath & Beyond, Inc.	$14,243,670	0.9
360,300		Fortune Brands, Inc.	21,708,075	1.4
142,100	@	General Motors Co.	5,237,806	0.3
720,100		Home Depot, Inc.	25,246,706	1.7
300,425		Marriott International, Inc.	12,479,655	0.8
525,700		Mattel, Inc.	13,368,551	0.9
418,100		McGraw-Hill Cos., Inc.	15,223,021	1.0
634,366		Time Warner, Inc.	20,407,554	1.4
469,700		Walt Disney Co.	17,618,447	1.2
186,400		Whirlpool Corp.	16,557,912	1.1
		Other Securities	69,200,401	4.6
			231,291,798	15.3

		Consumer Staples: 3.8%
438,000		Hershey Co.	20,651,700	1.4
220,000		Kimberly-Clark Corp.	13,868,800	0.9
		Other Securities	22,464,324	1.5
			56,984,824	3.8

		Energy: 14.0%
239,800		Anadarko Petroleum Corp.	18,263,168	1.2
301,624		BP PLC ADR	13,322,732	0.9
440,390		Chevron Corp.	40,185,588	2.7
459,124		ExxonMobil Corp.	33,571,147	2.2
316,500		Murphy Oil Corp.	23,595,075	1.6
438,800		Royal Dutch Shell PLC ADR — Class A	29,303,064	1.9
258,300		Schlumberger Ltd.	21,568,050	1.4
		Other Securities	32,212,898	2.1
			212,021,722	14.0

		Financials: 19.0%
685,300		American Express Co.	29,413,076	1.9
1,854,419		Bank of America Corp.	24,737,949	1.6
458,000		Bank of New York Mellon Corp.	13,831,600	0.9
1,019,644		JPMorgan Chase & Co.	43,253,298	2.9
394,200		Legg Mason, Inc.	14,297,634	0.9
579,700		Marsh & McLennan Cos., Inc.	15,848,998	1.1
866,600		US Bancorp.	23,372,202	1.6
913,900		Wells Fargo & Co.	28,321,761	1.9
		Other Securities	94,022,693	6.2
			287,099,211	19.0

		Health Care: 5.4%
254,200		Johnson & Johnson	15,722,270	1.1
411,200		Merck & Co., Inc.	14,819,648	1.0
878,176		Pfizer, Inc.	15,376,862	1.0
		Other Securities	35,142,605	2.3
			81,061,385	5.4

COMMON STOCK: (continued)
		Industrials: 12.9%
278,400		3M Co.	$24,025,920	1.6
188,300		Boeing Co.	12,288,458	0.8
2,142,900		General Electric Co.	39,193,642	2.6
333,000		Honeywell International, Inc.	17,702,280	1.2
374,500		Illinois Tool Works, Inc.	19,998,300	1.3
229,600		United Parcel Service, Inc. — Class B	16,664,368	1.1
		Other Securities	65,559,099	4.3
			195,432,067	12.9

		Information Technology: 6.5%
397,500		Analog Devices, Inc.	14,973,825	1.0
279,600		Hewlett-Packard Co.	11,771,160	0.8
649,400		Microsoft Corp.	18,131,248	1.2
		Other Securities	53,151,760	3.5
			98,027,993	6.5

		Materials: 6.4%
287,700		EI Du Pont de Nemours & Co.	14,350,476	0.9
232,400		International Flavors & Fragrances, Inc.	12,919,116	0.8
655,293		International Paper Co.	17,850,181	1.2
253,300		Monsanto Co.	17,639,812	1.2
350,300		Nucor Corp.	15,350,146	1.0
		Other Securities	19,256,252	1.3
			97,365,983	6.4

		Telecommunication Services: 4.1%
981,003		AT&T, Inc.	28,821,868	1.9
1,700,100		Qwest Communications International, Inc.	12,937,761	0.9
379,150		Verizon Communications, Inc.	13,565,987	0.9
		Other Securities	5,938,326	0.4
			61,263,942	4.1

		Utilities: 8.1%
218,200		Entergy Corp.	15,455,106	1.0
379,900		Exelon Corp.	15,819,036	1.0
747,300		NiSource, Inc.	13,167,426	0.9
		Other Securities	78,065,784	5.2
			122,507,352	8.1

		Total Common Stock
		(Cost $1,291,435,749)	1,443,056,277	95.5

REAL ESTATE INVESTMENT TRUSTS: 0.3%
		Financials: 0.3%
		Other Securities	5,148,032	0.3

		Total Real Estate Investment Trusts
		(Cost $6,158,988)	5,148,032	0.3

See Accompanying Notes to Financial Statements

ING T. ROWE PRICE
EQUITY INCOME PORTFOLIO

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2010 (CONTINUED)

Shares			Value	Percent of Net Assets

PREFERRED STOCK: 0.6%
		Consumer Discretionary: 0.6%
165,100	@	General Motors Co.	$8,933,561	0.6

		Total Preferred Stock
		(Cost $8,377,494)	8,933,561	0.6

		Total Long-Term Investments
		(Cost $1,305,972,231)	1,457,137,870	96.4

SHORT-TERM INVESTMENTS: 2.9%
		Mutual Funds: 2.1%
31,703,632		T. Rowe Price Reserve Investment Fund	31,703,632	2.1

		Total Mutual Funds
		(Cost $31,703,632)	31,703,632	2.1

		Securities Lending Collateralcc: 0.8%
10,915,228		BNY Mellon Overnight Government Fund(1)	10,915,228	0.7
2,183,316	R	BNY Institutional Cash Reserves Fund, Series B(1)(2)	1,746,652	0.1

		Total Securities Lending Collateral
		(Cost $13,098,544)	12,661,880	0.8

		Total Short-Term Investments
		(Cost $44,802,176)	44,365,512	2.9

		Total Investments in Securities
		(Cost $1,350,774,407)*	$1,501,503,382	99.3
		Other Assets and Liabilities — Net	10,261,371	0.7
		Net Assets	$1,511,764,753	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2010.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

@	Non-income producing security

ADR	American Depositary Receipt

cc	Securities purchased with cash collateral for securities loaned.

(1)	Collateral received from brokers for securities lending was invested in these short-term investments.

(2)	On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Portfolio’s position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.

R	Restricted security

*	Cost for federal income tax purposes is $1,367,576,294.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$247,359,705
Gross Unrealized Depreciation	(113,432,617)
Net Unrealized Appreciation	$133,927,088

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2010 in valuing the Portfolio’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2010
Asset Table
Investments, at value
Common Stock
Consumer Discretionary	$226,516,139	$4,775,659	$—	$231,291,798
Consumer Staples	56,984,824	—	—	56,984,824
Energy	212,021,722	—	—	212,021,722
Financials	287,099,211	—	—	287,099,211
Health Care	81,061,385	—	—	81,061,385
Industrials	195,432,067	—	—	195,432,067
Information Technology	98,027,993	—	—	98,027,993
Materials	97,365,983	—	—	97,365,983
Telecommunication Services	55,325,616	5,938,326	—	61,263,942
Utilities	122,507,352	—	—	122,507,352
Total Common Stock	1,432,342,292	10,713,985	—	1,443,056,277

See Accompanying Notes to Financial Statements

ING T. ROWE PRICE
EQUITY INCOME PORTFOLIO

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2010 (CONTINUED)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2010
Real Estate Investment Trusts	$5,148,032	$—	$—	$5,148,032
Preferred Stock	—	8,933,561	—	8,933,561
Short-Term Investments	10,915,228	31,703,632	1,746,652	44,365,512
Total Investments, at value	$1,448,405,552	$51,351,178	$1,746,652	$1,501,503,382

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio’s assets and liabilities during the period ended December 31, 2010:

	Beginning Balance 12/31/2009	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 12/31/2010
Asset Table
Investments, at value
Short-Term Investments	$1,746,652	$—	$—	$—	$—	$—	$—	$—	$1,746,652
Total Investments, at value	$1,746,652	$—	$—	$—	$—	$—	$—	$—	$1,746,652

As of December 31, 2010, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $0.

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period. It is the policy of the Portfolio to recognize transfers at the end of the reporting period.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

ING VAN KAMPEN GROWTH AND
INCOME PORTFOLIO

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2010

Shares			Value	Percent of Net Assets

COMMON STOCK: 97.5%
		Consumer Discretionary: 12.0%
520,225		Comcast Corp. — Class A	$11,429,343	1.8
255,200		Home Depot, Inc.	8,947,312	1.4
207,162	L	Sony Corp. ADR	7,397,755	1.2
131,210		Time Warner Cable, Inc.	8,663,796	1.3
353,272		Time Warner, Inc.	11,364,760	1.8
465,189		Viacom — Class B	18,426,136	2.9
		Other Securities	10,324,956	1.6
			76,554,058	12.0

		Consumer Staples: 10.6%
333,554		Avon Products, Inc.	9,693,079	1.5
280,421		Kraft Foods, Inc.	8,836,066	1.4
184,012		Procter & Gamble Co.	11,837,492	1.9
200,013		Sysco Corp.	5,880,382	0.9
253,380		Unilever NV ADR	7,956,132	1.2
242,636		Walgreen Co.	9,453,099	1.5
115,437		Wal-Mart Stores, Inc.	6,225,517	1.0
		Other Securities	7,854,434	1.2
			67,736,201	10.6

		Energy: 14.4%
193,276		Anadarko Petroleum Corp.	14,719,900	2.3
87,133		Devon Energy Corp.	6,840,812	1.1
93,138		ExxonMobil Corp.	6,810,251	1.1
143,805		Hess Corp.	11,006,835	1.7
168,923		Occidental Petroleum Corp.	16,571,346	2.6
192,442		Royal Dutch Shell PLC ADR — Class A	12,851,277	2.0
127,118		Schlumberger Ltd.	10,614,353	1.6
		Other Securities	12,846,173	2.0
			92,260,947	14.4

		Financials: 21.4%
915,707		Bank of America Corp.	12,215,531	1.9
547,231		Charles Schwab Corp.	9,363,122	1.5
1,770,825	@	Citigroup, Inc.	8,376,002	1.3
706,321		JPMorgan Chase & Co.	29,962,137	4.7
776,778		Marsh & McLennan Cos., Inc.	21,237,111	3.3
308,692		Morgan Stanley	8,399,509	1.3
193,356		PNC Financial Services Group, Inc.	11,740,576	1.8
149,689		State Street Corp.	6,936,588	1.1
199,786		Wells Fargo & Co.	6,191,368	1.0
		Other Securities	22,306,283	3.5
			136,728,227	21.4

COMMON STOCK: (continued)
		Health Care: 9.5%
370,950		Bristol-Myers Squibb Co.	$9,822,756	1.5
174,877		Covidien PLC	7,984,884	1.3
636,973		Pfizer, Inc.	11,153,397	1.8
164,361	L	Roche Holding AG ADR	6,023,831	0.9
319,809		UnitedHealth Group, Inc.	11,548,303	1.8
		Other Securities	14,305,931	2.2
			60,839,102	9.5
		Industrials: 10.4%
1,334,702		General Electric Co.	24,411,700	3.8
156,114	L	Ingersoll-Rand PLC	7,351,408	1.2
303,624		Tyco International Ltd.	12,582,179	2.0
		Other Securities	22,021,918	3.4
			66,367,205	10.4

		Information Technology: 10.3%
326,478	@	Cisco Systems, Inc.	6,604,650	1.0
558,774	@, L	Dell, Inc.	7,571,388	1.2
512,000	@	eBay, Inc.	14,248,960	2.2
230,827		Hewlett-Packard Co.	9,717,817	1.5
287,198		Intel Corp.	6,039,774	1.0
369,653		Western Union Co.	6,864,456	1.1
436,780	@, L	Yahoo!, Inc.	7,263,651	1.2
		Other Securities	7,238,507	1.1
			65,549,203	10.3

		Materials: 2.2%
170,838		Dow Chemical Co.	5,832,409	0.9
70,760		PPG Industries, Inc.	5,948,793	0.9
		Other Securities	2,551,035	0.4
			14,332,237	2.2

		Telecommunication Services: 2.8%
200,001		Verizon Communications, Inc.	7,156,036	1.1
404,389		Vodafone Group PLC ADR	10,688,001	1.7
			17,844,037	2.8

		Utilities: 3.9%
361,693		American Electric Power Co., Inc.	13,013,714	2.0
		Other Securities	12,198,745	1.9
			25,212,459	3.9
		Total Common Stock
		(Cost $529,720,620)	623,423,676	97.5

See Accompanying Notes to Financial Statements

ING VAN KAMPEN GROWTH AND
INCOME PORTFOLIO

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2010 (CONTINUED)

Shares			Value	Percent of Net Assets

SHORT-TERM INVESTMENTS: 6.6%
		Mutual Funds: 2.6%
16,730,309		Blackrock Liquidity Funds TempFund Portfolio — Class I	$16,730,309	2.6
		Total Mutual Funds
		(Cost $16,730,309)	16,730,309	2.6

		Securities Lending Collateralcc: 4.0%
24,278,065		BNY Mellon Overnight Government Fund (1)	24,278,065	3.8
1,680,468	R	BNY Institutional Cash Reserves Fund, Series B (1)(2)	1,344,375	0.2
		Total Securities Lending Collateral
		(Cost $25,958,533)	25,622,440	4.0

		Total Short-Term Investments
		(Cost $42,688,842)	42,352,749	6.6

		Total Investments in Securities
		(Cost $572,409,462)*	$665,776,425	104.1
		Other Assets and Liabilities — Net	(26,256,757)	(4.1)
		Net Assets	$639,519,668	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2010.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

@	Non-income producing security

ADR	American Depositary Receipt

cc	Securities purchased with cash collateral for securities loaned.

(1)	Collateral received from brokers for securities lending was invested in these short-term investments.

(2)	On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Portfolio’s position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.

R	Restricted security

L	Loaned security, a portion or all of the security is on loan at December 31, 2010.

*	Cost for federal income tax purposes is $575,564,196.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$100,648,383
Gross Unrealized Depreciation	(10,436,154)
Net Unrealized Appreciation	$90,212,229

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2010 in valuing the Portfolio’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2010
Asset Table
Investments, at value
Common Stock*	$623,423,676	$—	$—	$623,423,676
Short-Term Investments	41,008,374	—	1,344,375	42,352,749
Total Investments, at value	$664,432,050	$—	$1,344,375	$665,776,425

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio’s assets and liabilities during the period ended December 31, 2010:

	Beginning Balance 12/31/2009	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 12/31/2010
Asset Table
Investments, at value
Short-Term Investments	$1,344,375	$—	$—	$—	$—	$—	$—	$—	$1,344,375
Total Investments, at value	$1,344,375	$—	$—	$—	$—	$—	$—	$—	$1,344,375

As of December 31, 2010, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $0.

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period. It is the policy of the Portfolio to recognize transfers at the end of the reporting period.

*	For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

See Accompanying Notes to Financial Statements

ING WELLS FARGO HEALTH CARE
PORTFOLIO

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2010

Shares			Value	Percent of Net Assets

COMMON STOCK: 91.4%
		Health Care: 91.4%
80,209		Abbott Laboratories	$3,842,813	2.0
99,734		Aetna, Inc.	3,042,884	1.6
142,730	@	Alere, Inc.	5,223,918	2.7
69,960	@	Alexion Pharmaceuticals, Inc.	5,635,278	2.9
42,508		Allergan, Inc.	2,919,024	1.5
88,041	@	Amgen, Inc.	4,833,451	2.5
198,758	@	Amylin Pharmaceuticals, Inc.	2,923,730	1.5
112,679	@	Arthrocare Corp.	3,499,810	1.8
115,042	@	Auxilium Pharmaceuticals, Inc.	2,427,386	1.2
66,955		Baxter International, Inc.	3,389,262	1.7
426,451	@	Boston Scientific Corp.	3,228,234	1.7
179,406		Bristol-Myers Squibb Co.	4,750,671	2.4
113,353		Cardinal Health, Inc.	4,342,553	2.2
156,332	@	CareFusion Corp.	4,017,732	2.1
2,419,383	@	CareView Communications, Inc.	3,798,431	1.9
57,367	@	Celgene Corp.	3,392,684	1.7
93,139		Cigna Corp.	3,414,476	1.7
171,549	@	Conceptus, Inc.	2,367,376	1.2
74,313	@	Dendreon Corp.	2,595,010	1.3
182,344	@	Eurand NV	2,157,130	1.1
95,942	@	Express Scripts, Inc.	5,185,665	2.7
29,264		Fresenius AG	2,455,672	1.3
35,550		Fresenius Medical Care AG & Co. KGaA	2,043,878	1.0
40,378	@	Genzyme Corp.	2,874,914	1.5
126,819	@	Gilead Sciences, Inc.	4,595,921	2.3
136,528	@	Hanger Orthopedic Group, Inc.	2,893,028	1.5
32,227	@	HeartWare International, Inc.	2,822,118	1.4
88,934	@	Human Genome Sciences, Inc.	2,124,633	1.1
127,024	@	Incyte Corp.	2,103,517	1.1
123,001	@	Jazz Pharmaceuticals, Inc.	2,420,660	1.2
61,818	@	Life Technologies Corp.	3,430,899	1.8
198,959	@	MAP Pharmaceuticals, Inc.	3,330,574	1.7
73,487	@	Medco Health Solutions, Inc.	4,502,548	2.3
81,462		Merck & Co., Inc.	2,935,890	1.5
155,806	@	Mylan Laboratories	3,292,181	1.7
125,429	@	Myriad Genetics, Inc.	2,864,798	1.5
76,771	@	NuVasive, Inc.	1,969,176	1.0
68,825	@	Par Pharmaceutical Cos., Inc.	2,650,451	1.4
279,049		Pfizer, Inc.	4,886,149	2.5
27,250		Roche Holding AG — Genusschein	3,994,655	2.0
62,537	@	Salix Pharmaceuticals Ltd.	2,936,738	1.5

COMMON STOCK: (continued)
		Health Care: (continued)
68,394	@	St. Jude Medical, Inc.	$2,923,844	1.5
56,628		Teva Pharmaceutical Industries Ltd. ADR	2,952,018	1.5
798,437	@	Theratechnologies, Inc.	4,392,488	2.2
99,071	@	Thoratec Corp.	2,805,691	1.4
86,211		UnitedHealth Group, Inc.	3,113,079	1.6
85,438	@	Valeant Pharmaceuticals International, Inc.	2,417,041	1.2
111,774	@	Vertex Pharmaceuticals, Inc.	3,915,443	2.0
164,590	@	Warner Chilcott PLC	3,713,150	1.9
		Other Securities	14,436,076	7.4
		Total Common Stock
		(Cost $154,518,511)	178,784,748	91.4

WARRANTS: 0.1%
		Health Care: 0.1%
		Other Securities	146,551	0.1
		Total Warrants
		(Cost $–)	146,551	0.1

		Total Long-Term Investments
		(Cost $154,518,511)	178,931,299	91.5

SHORT-TERM INVESTMENTS: 4.3%
		Mutual Funds: 4.3%
8,355,274		Blackrock Liquidity Funds TempFund Portfolio — Class I	8,355,274	4.3
		Total Short-Term Investments
		(Cost $8,355,274)	8,355,274	4.3

		Total Investments in Securities
		(Cost $162,873,785)*	$187,286,573	95.8
		Other Assets and Liabilities — Net	8,290,387	4.2
		Net Assets	$195,576,960	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2010.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

@	Non-income producing security

ADR	American Depositary Receipt

*	Cost for federal income tax purposes is $164,137,685.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$31,719,948
Gross Unrealized Depreciation	(8,571,060)
Net Unrealized Appreciation	$23,148,888

See Accompanying Notes to Financial Statements

ING WELLS FARGO HEALTH CARE
PORTFOLIO

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2010 (CONTINUED)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2010 in valuing the Portfolio’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2010
Asset Table
Investments, at value
Common Stock
Health Care	$170,290,543	$8,494,205	$—	$178,784,748
Total Common Stock	$170,290,543	$8,494,205	$—	$178,784,748
Warrants	—	146,551	—	146,551
Short-Term Investments	8,355,274	—	—	8,355,274
Total Investments, at value	$178,645,817	$8,640,756	$—	$187,286,573

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

TAX INFORMATION (UNAUDITED)

Dividends paid during the year ended December 31, 2010 were as follows:

Portfolio Name	Type	Per Share Amount
ING Clarion Global Real Estate Portfolio
Class ADV	NII	$0.8638
Class I	NII	$0.8638
Class S	NII	$0.8431
Class S2	NII	$0.8312
ING FMRSM Diversified Mid Cap Portfolio
Class ADV	NII	$0.0055
Class I	NII	$0.0516
Class S	NII	$0.0196
Class S2	NII	$0.0055
ING Global Resources Portfolio
Class ADV	NII	$0.1841
Class I	NII	$0.2150
Class S	NII	$0.1714
Class S2	NII	$0.1502
ING JPMorgan Emerging Markets Equity Portfolio
Class ADV	NII	$0.1229
Class I	NII	$0.1608
Class S	NII	$0.1132
Class S2	NII	$0.0910
All Classes	LTCG	$1.2195
ING Liquid Assets Portfolio
Class I	NII	$0.0006
Class S	NII	$—
Class S2	NII	$—
All Classes(1)	STCG	$0.0000
ING Marsico Growth Portfolio
Class ADV	NII	$0.0454
Class I	NII	$0.1161
Class S	NII	$0.0830
Class S2	NII	$0.0633
ING Marsico International Opportunities Portfolio
Class ADV	NII	$0.1096
Class I	NII	$0.1808
Class S	NII	$0.1541
Class S2	NII	$0.1808
ING MFS Total Return Portfolio
Class ADV	NII	$0.0636
Class I	NII	$0.0640
Class S	NII	$0.0638
Class S2	NII	$0.0637
ING MFS Utilities Portfolio
Class ADV	NII	$0.3402
Class I	NII	$0.3732
Class S	NII	$0.3414
Class S2	NII	$0.3620
ING Morgan Stanley Global Franchise Portfolio
Class ADV	NII	$0.0860
Class I	NII	$0.0865
Class S	NII	$0.0590
Class S2	NII	$0.0402
ING Morgan Stanley Global Tactical Asset Allocation Portfolio
Class ADV	NII	$0.0889
Class S	NII	$0.0917
All Classes	STCG	$0.2151
All Classes	LTCG	$0.1946
ING PIMCO Total Return Bond Portfolio
Class ADV	NII	$0.6346
Class I	NII	$0.6346
Class S	NII	$0.6090
Class S2	NII	$0.5889
All Classes	STCG	$0.3055
All Classes	LTCG	$0.0282
ING Pioneer Mid Cap Value Portfolio
Class ADV	NII	$0.0815
Class I	NII	$0.1153
Class S	NII	$0.0888
Class S2	NII	$0.0474
ING T. Rowe Price Capital Appreciation Portfolio
Class ADV	NII	$0.3183
Class I	NII	$0.4056
Class S	NII	$0.3512
Class S2	NII	$0.3162
ING T. Rowe Price Equity Income Portfolio
Class ADV	NII	$0.1562
Class I	NII	$0.2091
Class S	NII	$0.1812
Class S2	NII	$0.1693
ING Van Kampen Growth and Income Portfolio
Class ADV	NII	$0.0492
Class I	NII	$0.0496
Class S	NII	$0.0493
Class S2	NII	$0.0492

NII — Net investment income

STCG — Short-term capital gain

LTCG — Long-term capital gain

(1)    Amount is less than $0.00005.

Of the ordinary distributions made during the year ended December 31, 2010, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:

ING FMRSM Diversified Mid Cap Portfolio	100.00%
ING Global Resources Portfolio	100.00%
ING Marsico Growth Portfolio	100.00%
ING MFS Total Return Portfolio	55.15%
ING MFS Utilities Portfolio	63.91%
ING Morgan Stanley Global Franchise Portfolio	83.19%
ING Morgan Stanley Global Tactical Asset Allocation Portfolio	12.98%
ING PIMCO Total Return Bond Portfolio	1.46%
ING Pioneer Mid Cap Value Portfolio	100.00%
ING T. Rowe Price Capital Appreciation Portfolio	74.68%
ING T. Rowe Price Equity Income Portfolio	100.00%
ING Van Kampen Growth and Income Portfolio	100.00%

TAX INFORMATION (UNAUDITED) (CONTINUED)

Pursuant to Section 853 of the Internal Revenue Code, the Portfolios designate the following amounts as foreign taxes paid for the year ended December 31, 2010. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.

	Creditable Foreign Taxes Paid	Per Share Amount	Portion of Ordinary Income Distribution Derived from Foreign Sourced Income*
ING Artio Foreign Portfolio	$1,978,977	$0.0225	90.62%
ING Clarion Global Real Estate Portfolio	$287,413	$0.0067	34.07%
ING JPMorgan Emerging Markets Equity Portfolio	$902,232	$0.0189	70.93%
ING Marsico International Opportunities Portfolio	$752,817	$0.0218	60.87%
ING Morgan Stanley Global Franchise Portfolio	$479,759	$0.0172	73.90%

*	None of the Portfolios listed above derived any income from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. Shareholders are strongly advised to consult their own tax advisors regarding the appropriate treatment of foreign taxes paid.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Trust are managed under the direction of the Board. A Trustee who is not an interested person of the Registrants, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about trustees of the Trust and is available, without charge, upon request at (800) 992-0180.

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee

Independent Trustees:

Colleen D. Baldwin 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Trustee	November 2007–Present	President, Glantuam Partners, LLC (January 2009–Present); and Consultant (January 2005–Present).	138	None.

John V. Boyer(4) 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Trustee	January 2005–Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation, (January 2008–Present). Formerly, Consultant (July 2007–February 2008); President and Chief Executive Officer, Franklin and Eleanor Roosevelt Institute, a public policy foundation, (March 2006–July 2007); and Executive Director, The Mark Twain House & Museum (September 1989–March 2006).	138	None.

Patricia W. Chadwick 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Trustee	January 2006–Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000–Present).	138	Wisconsin Energy Corporation (June 2006–Present) and The Royce Fund (December 2009–Present).

Peter S. Drotch 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 68	Trustee	November 2007–Present	Retired. Formerly, Partner PricewaterhouseCoopers LLP, an accounting firm, until July 2000.	138	First Marblehead Corporation (September 2003–Present) and BlackRock Funds.

J. Michael Earley 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 65	Trustee	January 1997–Present	Retired. Formerly, Banking President and Chief Executive Officer, Bankers Trust Company, N.A., Des Moines (June 1992–December 2008).	138	None.

Patrick W. Kenny 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 67	Trustee	January 2005–Present	Retired. Formerly, President and Chief Executive Officer, International Insurance Society (June 2001–June 2009).	138	Assured Guaranty Ltd. (April 2004–Present).

Sheryl K. Pressler 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Trustee	January 2006–Present	Consultant (May 2001–Present).	138	Stillwater Mining Company (May 2002–Present).

Roger B. Vincent 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 65	Chairman and Trustee	January 1994–Present	President, Springwell Corporation, a corporate finance firm (March 1989–Present).	138	UGI Corporation (February 2006–Present) and UGI Utilities, Inc. (February 2006–Present).

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee

Trustees who are “Interested Persons”:

Robert W. Crispin(5) 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 64	Trustee	November 2007–Present	Retired. Chairman and Chief Executive Officer, ING Investment Management Co. (July 2001–December 2007).	138	Intact Financial Corporation (December 2004–Present) and PFM Group (November 2010–Present).

Shaun P. Mathews(3)(5) 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Trustee	November 2007–Present	President and Chief Executive Officer, ING Investments, LLC (November 2006–Present). Formerly, Head of ING Mutual Funds and Investment Products (November 2004–November 2006).	175
ING Retirement Holdings, Inc. (September 1998–Present); ING Services Holding Company, Inc. (May 2000–Present); ING Financial Advisers, LLC (April 2002–Present); Southland Life Insurance Company (June 2002–Present); ING Capital Corporation, LLC and ING Investments Distributor, LLC(7) (December 2005–Present); ING Funds Services, LLC(8), ING Investments, LLC and ING Pilgrim Funding, Inc. (March 2006–Present); and Directed Services LLC (December 2006–Present)(9).

(1)	The tenure of each Trustee is subject to the Board’s retirement policy, which states that each Independent Trustee shall retire from service as a Trustee at the conclusion of the first regularly scheduled meeting of the Board that is held after the Trustee reaches the age of 72. A unanimous vote of the Board may extend the retirement date of a Trustee for up to one year. An extension may be permitted if the retirement would trigger a requirement to hold a meeting of shareholders of the Fund under applicable law, whether for purposes of appointing a successor to the Trustee or if otherwise necessary under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer needed.

(2)	For the purposes of this table (except for Mr. Mathews),“Fund Complex” means the following investment companies: ING Asia Pacific High Dividend Equity Income Fund, ING Emerging Markets High Dividend Equity Fund; ING Emerging Markets Local Bond Fund; ING Equity Trust; ING Funds Trust; ING Global Equity Dividend and Premium Opportunity Fund; ING Global Advantage and Premium Opportunity Fund; ING Infrastructure, Industrials, and Materials Fund; ING International High Dividend Equity Income Fund; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Prime Rate Trust; ING Risk Managed Natural Resources Fund; ING Senior Income Fund; ING Separate Portfolios Trust; ING Variable Insurance Trust; ING Variable Products Trust; and ING Partners, Inc.

(3)	For Mr. Mathews, the Fund Complex also includes the following investment companies: ING Series Fund, Inc.; ING Strategic Allocation Portfolios, Inc.; ING Variable Funds; ING Variable Portfolios, Inc.; ING Balanced Portfolio, Inc.; ING Intermediate Bond Portfolio; and ING Money Market Portfolio.

(4)	Mr. Boyer held a seat on the Board of Directors of The Mark Twain House & Museum from September 1989 to November 2005. ING Groep N.V. makes non-material, charitable contributions to The Mark Twain House & Museum.

(5)	Messrs. Mathews and Crispin are deemed to be “interested persons” of the Fund as defined in the 1940 Act because of their relationship with ING Groep, N.V., the parent corporation of the Investment Advisers, ING Investments, LLC and Directed Services LLC and the Distributor, ING Investments Distributor, LLC.

(6)	ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before it was known as Pilgrim America Investments, Inc.

(7)	ING Investments Distributor, LLC was previously named ING Funds Distributor, LLC. ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that, was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

(8)	ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the successor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that, was known as Pilgrim America Group, Inc.

(9)	Directed Services LLC is the successor in interest to Directed Services, Inc.

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years

Shaun P. Mathews(5) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	President and Chief Executive Officer	November 2006–Present	President and Chief Executive Officer, ING Investments, LLC (November 2006–Present). Formerly, Head of ING Mutual Funds and Investment Products (November 2004–November 2006).

Michael J. Roland 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Executive Vice President	March 2003–Present
Executive Vice President and Chief Operating Officer, ING Investments, LLC(2) and ING Funds Services, LLC(3) (January 2007–Present). Formerly, Executive Vice President, Head of Product Management (January 2005–January 2007).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 60	Executive Vice President and Chief Investment Risk Officer	March 2003–Present September 2009–Present	Executive Vice President, ING Investments, LLC(2) (July 2000–Present) and Chief Investment Risk Officer, ING Investments, LLC(2) (January 2003–Present).

Joseph M. O’Donnell 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Executive Vice President and Chief Compliance Officer	March 2006–Present November 2004–Present
Chief Compliance Officer of the ING Funds (November 2004–Present); Executive Vice President of the ING Funds (March 2006–Present); Chief Compliance Officer of ING Investments, LLC(2) (March 2006–July 2008 and October 2009- Present); and Investment Advisor Chief Compliance Officer, Directed Services LLC(6) (March 2006–July 2008 and October 2009- Present). Formerly, Investment Advisor Chief Compliance Officer, ING Life Insurance and Annuity Company (March 2006–December 2006).

Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 43	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005–Present	Senior Vice President, ING Funds Services, LLC(3) (March 2005–Present).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Senior Vice President	November 2003–Present	Senior Vice President, ING Investments, LLC(2) (October 2003–Present).

Robert Terris 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 40	Senior Vice President	May 2006–Present	Senior Vice President, Head of Division Operations, ING Funds Services, LLC(3) (May 2006–Present). Formerly, Vice President of Administration, ING Funds Services, LLC(3) (October 2001–May 2006).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 43	Vice President and Treasurer	November 1999–Present	Vice President and Treasurer, ING Funds Services, LLC(3) (November 1995 – Present) and ING Investments, LLC(2) (August 1997–Present).

Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Vice President	February 2003–Present
Vice President, ING Investments, LLC(2) and ING Funds Services, LLC(3) (February 1996– Present); Director of Compliance, ING Investments, LLC(2) (October 2004–Present); and Vice President and Money Laundering Reporting Officer, ING Investments Distributor, LLC(4) (April 2010–Present). Formerly, Chief Compliance Officer, ING Investments Distributor, LLC(4) (August 1995–April 2010).

William Evans 10 State House Square Hartford, Connecticut 06103 Age: 38	Vice President	September 2007–Present
Senior Vice President (March 2010–Present) and Head of Manager Research and Selection Group (April 2007–Present). Formerly, Vice President, U.S. Mutual Funds and Investment Products (May 2005–April 2007).

Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Vice President	September 2004–Present	Vice President, ING Funds Services, LLC(3) (September 2004–Present).

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years

Denise Lewis 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Vice President	January 2007–Present	Vice President, ING Funds Services, LLC (December 2006–Present). Formerly, Senior Vice President, UMB Investment Services Group, LLC (November 2003–December 2006).

Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Vice President	March 2006–Present
Vice President, ING Investment Management — ING Funds (March 2010–Present); Vice President, ING Funds Services, LLC(3) (March 2006–Present) and Managing Paralegal, Registration Statements (June 2003–Present). Formerly, Assistant Vice President, ING Funds Services, LLC(3) (August 2004–March 2006).

Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 41	Assistant Vice President	May 2008–Present	Assistant Vice President — Director of Tax, ING Funds Services (March 2008–Present). Formerly, Tax Manager, ING Funds Services (March 2005–March 2008).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Secretary	August 2003–Present	Senior Vice President and Chief Counsel, ING Investment Management — ING Funds (March 2010- Present). Formerly, Chief Counsel, ING Americas, U.S. Legal Services (October 2003–March 2010).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Assistant Secretary	August 2003–Present
Vice President and Senior Counsel, ING Investment Management — ING Funds (March 2010-Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008–March 2010) and Counsel, ING Americas, U.S. Legal Services (April 2003–April 2008).

Kathleen Nichols 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 35	Assistant Secretary	May 2008–Present
Vice President and Counsel, ING Investment Management — ING Funds (March 2010–Present). Formerly, Counsel, ING Americas, U.S. Legal Services (February 2008–March 2010) and Associate, Ropes & Gray LLP (September 2005–February 2008).

Paul Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Assistant Secretary	June 2010–Present
Vice President and Senior Counsel, ING Investment Management — ING Funds (March 2010-Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008–March 2010) and Counsel, ING Americas, U.S. Legal Services (May 2005–April 2008).

(1)	The officers hold office until the next annual meeting of the Trustees and until their successors shall have been elected and qualified.

(2)	ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(3)	ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the successor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

(4)	ING Investments Distributor, LLC was previously named ING Funds Distributor, LLC. ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that, was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

(5)	Mr. Mathews commenced services as CEO and President of the ING Funds on November 11, 2006.

(6)	Directed Services LLC is the successor in interest to Directed Services, Inc.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

BOARD CONSIDERATION AND RE-APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) provides that, after an initial period, the Portfolios’ existing investment advisory and sub-advisory contracts will remain in effect only if the Board of Trustees (the “Board”) of ING Investors Trust (the “Trust”), including a majority of Board members who have no direct or indirect interest in the advisory and sub-advisory contracts, and who are not “interested persons” of the Portfolios, as such term is defined under the 1940 Act (the “Independent Trustees”), annually review and approve them. Thus, at a meeting held on November 18, 2010, the Board, including a majority of the Independent Trustees, considered whether to renew the investment advisory contracts (the “Advisory Contracts”) between ING Investments, LLC or Directed Services LLC, as applicable (each an “Adviser” and together, the “Adviser”) and the Portfolios and the sub-advisory contracts (“Sub-Advisory Contracts”) with the sub-adviser to each Portfolio (the “Sub-Advisers”).

The Independent Trustees also held separate meetings on October 21 and November 16, 2010 to consider the renewal of the Advisory Contracts and Sub-Advisory Contracts. As a result, subsequent references herein to factors considered and determinations made by the Independent Trustees include, as applicable, factors considered and determinations made on those earlier dates by the Independent Trustees.

At its November 18, 2010 meeting, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolios. In reaching these decisions, the Board took into account information furnished to it throughout the year at regular meetings of the Board and the Board’s committees, as well as information prepared specifically in connection with the annual renewal process. Determinations by the Independent Trustees also took into account various factors that they believed, in light of the legal advice furnished to them by K&L Gates LLP (“K&L Gates”), their independent legal counsel, and their own business judgment, to be relevant. Further, while the Advisory Contracts and Sub-Advisory Contracts for all the Portfolios were considered at the same Board meeting, the Trustees considered each Portfolio’s advisory and sub-advisory relationships separately.

Provided below is an overview of the Board’s contract approval process in general, as well as a discussion of certain specific factors that the Board considered at its renewal meeting. While the Board gave its attention to the information furnished, at its request, that was most relevant to its considerations, discussed below are a number of the primary factors relevant to the Board’s consideration as to whether to renew the Advisory and Sub-Advisory Contracts for the one-year period ending November 30, 2011. Each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to each Portfolio’s advisory and sub-advisory arrangements.

Overview of the Contract Renewal and Approval Process

Several years ago, the Independent Trustees instituted a revised process by which they seek and consider relevant information when they decide whether to approve new or existing advisory and sub-advisory arrangements for the investment companies in the ING Funds complex under their jurisdiction, including the Portfolios’ existing Advisory and Sub-Advisory Contracts. Among other actions, the Independent Trustees: retained the services of independent consultants with experience in the mutual fund industry to assist the Independent Trustees in working with the personnel employed by the Adviser or its affiliates who administer the Portfolios (“Management”) to identify the types of information presented to the Board to inform its deliberations with respect to advisory and sub-advisory relationships and to help evaluate that information; established a specific format in which certain requested information is provided to the Board; and determined the process for reviewing such information in connection with Advisory and Sub-Advisory Contract renewals and approvals. The end result was an enhanced process which is currently employed by the Independent Trustees to review and analyze information in connection with their annual renewal of the ING Funds’ advisory and sub-advisory contracts, as well as their review and approval of new advisory relationships.

Since the current renewal and approval process was first implemented, the Board’s membership has changed substantially through periodic retirements of some Trustees and the appointment and election of new Trustees. In addition, throughout this period the Independent Trustees have reviewed and refined the renewal and approval process at least annually. The Board also established a Contracts Committee and two Investment Review Committees (“IRCs”). Among other matters, the Contracts Committee provides oversight with respect to the contracts renewal and approval process, and each Portfolio is assigned to an IRC, which provides oversight regarding, among other matters, investment performance. The Investment Review Committees may apply a heightened level of scrutiny in cases where performance has lagged an ING Fund’s

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relevant benchmark and/or selected peer group of investment companies (“Selected Peer Groups”).

The type and format of the information provided to the Board or to legal counsel for the Independent Trustees in connection with the contract approval and renewal process has been codified in the ING Funds’ 15(c) Methodology Guide. This Guide was developed under the direction of the Independent Trustees and sets out a blueprint pursuant to which the Independent Trustees request certain information that they deem important to facilitate an informed review in connection with initial and annual approvals of advisory and sub-advisory contracts.

Management provides certain of the information requested by the 15(c) Methodology Guide in Fund Analysis and Comparison Tables (“FACT sheets”) prior to the Independent Trustees’ review of advisory and sub-advisory arrangements (including the Portfolios’ Advisory and Sub-Advisory Contracts). The Independent Trustees previously retained an independent firm to verify and test the accuracy of certain FACT sheet data for a representative sample of funds in the ING Funds complex. In addition, in recent years the Contracts Committee employed the services of an independent consultant to assist in its review and analysis of, among other matters, the 15(c) Methodology Guide, the content and format of the FACT sheets, and proposed Selected Peer Groups to be used by the Portfolios for certain comparison purposes during the renewal process. As part of an ongoing process, the Contracts Committee recommends or considers recommendations from Management for refinements to the 15(c) Methodology Guide and other aspects of the review process, and the Board’s IRCs review benchmarks used to assess the performance of funds in the ING Funds complex.

The Board employed its process for reviewing contracts when considering the renewals of the Portfolios’ Advisory and Sub-Advisory Contracts that would be effective through November 30, 2011. Set forth below is a discussion of many of the Board’s primary considerations and conclusions resulting from this process.

Nature, Extent and Quality of Service

In determining whether to approve the Advisory and Sub-Advisory Contracts for the Portfolios for the year ending November 30, 2011, the Independent Trustees received and evaluated such information as they deemed necessary regarding the nature, extent and quality of services provided to the Portfolios by the Adviser and Sub-Advisers. This included information regarding the Adviser and Sub-Advisers provided throughout the year at regular meetings of the Board and its committees, as well as information furnished in connection with the contract renewal meetings.

The materials requested by and provided to the Board and/or to K&L Gates prior to the November 18, 2010 Board meeting included, among other information, the following items for each Portfolio: (1) FACT sheets that provided information regarding the performance and expenses of the Portfolio and other similarly managed funds in its Selected Peer Group, as well as information regarding the Portfolio’s investment portfolio, objective and strategies; (2) reports providing risk and attribution analyses of the Portfolio; (3) the 15(c) Methodology Guide, which describes how the FACT sheets were prepared, including the manner in which each Portfolio’s benchmark and Selected Peer Group were selected and how profitability was determined; (4) responses from the Adviser and relevant Sub-Adviser or Sub-Advisers to a series of questions posed by K&L Gates on behalf of the Independent Trustees; (5) copies of the forms of Advisory and Sub-Advisory Contracts; (6) copies of the Forms ADV for the Adviser and Sub-Advisers; (7) financial statements for the Adviser and Sub-Adviser; (8) a draft of a narrative summary addressing key factors the Board customarily considers in evaluating the renewals of the ING Funds’ (including the Portfolio’s) advisory contracts and sub-advisory contracts, including a written analysis for the Portfolio of how performance, fees and expenses compare to its Selected Peer Group and/or designated benchmark; (9) independent analyses of Portfolio performance by the Trust’s Chief Investment Risk Officer; (10) information regarding net asset flows into and out of the Portfolio; and (11) other information relevant to the Board’s evaluations.

For each Portfolio, with the exception of ING Clarion Global Real Estate Portfolio, ING Marsico International Opportunities Portfolio, ING MFS Utilities Portfolio and ING PIMCO Total Return Bond Portfolios Service Class (“Class S”) shares were used for purposes of certain comparisons between the Portfolios and their Selected Peer Groups. Class S shares generally were selected so that a Portfolio’s share class with the longest performance history was compared to the analogous class of shares for each fund in its Selected Peer Group. Institutional Class (“Class I”) shares were used for ING Clarion Global Real Estate Portfolio, ING Marsico International Opportunities Portfolio, ING MFS Utilities Portfolio and ING PIMCO Total Return Bond Portfolio because this class has the longest performance history for the respective Portfolio, and at one time was the only class available for purposes of comparison with the Portfolios’ Selected Peer Group. The mutual funds

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included in the Portfolios’ Selected Peer Groups s were selected based upon criteria designed to mirror the Portfolio share class being compared to the Selected Peer Groups.

In arriving at its conclusions with respect to the Advisory Contracts, the Board was mindful of the “manager-of-managers” platform of the ING Funds that has been developed by Management. The Board also considered the techniques that the Adviser has developed, at the Board’s direction, to screen and perform due diligence on the Sub-Advisers that are recommended to the Board to manage the investment portfolios of the funds in the ING Funds complex. The Board noted the resources that the Adviser has committed to the Board and the IRCs to assist the Board and the IRCs with their assessment of the investment performance of the Portfolios on an on-going basis throughout the year. This includes the appointment of a Chief Investment Risk Officer and his staff, who report directly to the Board and who have developed attribution analyses and other metrics used by the Board’s Investment Review Committees to analyze the key factors underlying investment performance for the funds in the ING Funds complex.

The Board also noted the techniques used by the Adviser to monitor the performance of the Sub-Advisers and the proactive approach that the Adviser, working in cooperation with the I/B/F IRC, has taken to advocate or recommend, when it believed appropriate, changes designed to assist in improving the Portfolios’ performance.

In considering the Portfolios’ Advisory Contracts, the Board also considered the extent of benefits provided to the Portfolios’ shareholders, beyond advisory services, from being part of the ING family of funds. This includes, in most cases, the right to exchange or transfer investments, without a sales charge, between the same class of shares of such funds or among ING Funds available on a product platform, and the wide range of ING Funds available for exchange or transfer. The Board also took into account the Adviser’s efforts in recent years to reduce the expenses of the ING Funds through renegotiated arrangements with the ING Funds’ service providers. In addition, the Board considered the efforts of the Adviser and the expenses that it incurred in recent years to help make the ING Funds complex more efficient by combinations of similar funds.

Further, the Board received periodic reports showing that the investment policies and restrictions for each Portfolio were consistently complied with and other periodic reports covering matters such as compliance by Adviser and Sub-Adviser personnel with codes of ethics. The Board considered reports from the Trust’s Chief Compliance Officer (“CCO”) evaluating whether the regulatory compliance systems and procedures of the Adviser and each Sub-Adviser are reasonably designed to assure compliance with the federal securities laws, including those related to, among others, late trading and market timing, best execution, fair value pricing, proxy voting and trade allocation practices. The Board also took into account the CCO’s annual and periodic reports and recommendations with respect to service provider compliance programs. In this regard, the Board also considered the policies and procedures developed by the CCO in consultation with the Board’s Compliance Committee that guide the CCO’s compliance oversight function.

The Board reviewed the level of staffing, quality and experience of each Portfolio’s portfolio management team. The Board took into account the respective resources and reputations of the Adviser and Sub-Advisers, and evaluated the ability of the Adviser and the Sub-Advisers to attract and retain qualified investment advisory personnel. The Board also considered the adequacy of the resources committed to the Portfolios (and other relevant funds in the ING Funds complex) by the Adviser and Sub-Advisers, and whether those resources are commensurate with the needs of the Portfolios and are sufficient to sustain appropriate levels of performance and compliance needs. In this regard, the Board considered the financial stability of the Adviser and the Sub-Advisers.

Based on their deliberations and the materials presented to them, the Board concluded that the advisory and related services provided by the Adviser and each Sub-Adviser are appropriate in light of the Portfolios’ operations, the competitive landscape of the investment company business, and investor needs, and that the nature and quality of the overall services provided by the Adviser and the Sub-Advisers were appropriate.

Portfolio Performance

In assessing advisory and sub-advisory relationships, the Board placed emphasis on the net investment returns of each Portfolio. While the Board considered the performance reports and discussions with portfolio managers at Board and committee meetings during the year, particular attention in assessing performance was given to the FACT sheets furnished in connection with the renewal process. The FACT sheet prepared for each Portfolio included its investment performance compared to the Portfolio’s Morningstar category median and/or Lipper category median, Selected Peer Group and primary benchmark. The FACT sheet performance data was as of June 30, 2010. In addition,

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the Board also considered at its November 18, 2010 meeting certain additional data regarding performance and Portfolio asset levels as of September 30, 2010. The Board’s findings specific to each Portfolio’s performance are discussed under “Portfolio-by-Portfolio Analysis” below.

Economies of Scale

When evaluating the reasonableness of advisory fee rates, the Board also considered whether economies of scale will be realized by the Adviser and Sub-Adviser as a Portfolio grows larger and the extent to which any such economies are reflected in contractual fee rates. In this regard, the Board noted any breakpoints in advisory fee schedules that will result in a lower advisory fee rate when a Portfolio achieves sufficient asset levels to receive a breakpoint discount. In the case of sub-advisory fees, the Board considered that breakpoints would inure to the benefit of the Adviser, except to the extent that there are corresponding advisory fee breakpoints or waivers. The Board also considered that some of the Portfolios do not have advisory fee breakpoints do have fee waiver or expense reimbursement arrangements. In this connection, the Board considered the extent to which economies of scale could be realized through such fee waivers, expense reimbursements or other expense reductions. In evaluating fee breakpoint arrangements and economies of scale, the Independent Trustees also considered prior periodic management reports and industry information on this topic.

The Board considered that there has not been a full year recovery for many Portfolios from the substantial decline in assets caused by adverse economic conditions in recent years. As a result of these asset declines, the Board considered that there were fewer opportunities for certain of the Portfolios to realize economies of scale.

Information Regarding Services to Other Clients

The Board requested and considered information regarding the nature of services and fee rates offered by the Adviser and Sub-Advisers to other clients, including other registered investment companies and institutional accounts. When fee rates offered to other clients differed materially from those charged to the Portfolios, the Board considered any underlying rationale provided by the Adviser or a Sub-Adviser for these differences. For unaffiliated Sub-Advisers, the Board did not view this information as being a key factor in its deliberations because of the arms-length nature of negotiations between the Adviser and unaffiliated Sub-Advisers with respect to sub-advisory fee rates. The Board also noted that the fee rates charged to the Portfolios and other institutional clients of the Adviser or a Sub-Adviser (including other investment companies) may differ materially due to, among other reasons: differences in services; different regulatory requirements associated with registered investment companies, such as the Portfolios, as compared to non-registered investment company clients; market differences in fee rates that existed when a Portfolio first was organized; differences in the original sponsors of Portfolios that now are managed by the Adviser; investment capacity constraints that existed when certain contracts were first agreed upon or that might exist at present; and different pricing structures that are necessary to be competitive in different marketing channels.

Fee Rates and Profitability

The Board reviewed and considered each contractual investment advisory fee rate, combined with the administrative fee rate, payable by each Portfolio to the Adviser. The Board also considered the contractual sub-advisory fee rate payable by the Adviser to each Sub-Adviser for sub-advisory services for each Portfolio. In addition, the Board considered fee waivers and expense limitations applicable to the fees payable by the Portfolios.

The Board considered: (1) the fee structure of each Portfolio as it relates to the services provided under the contracts; and (2) the potential fall-out benefits to the Adviser and the Sub-Advisers and their respective affiliates from their association with the Portfolios. For each Portfolio, the Board determined that the fees payable to the Adviser and the Sub-Advisers are reasonable for the services that each performs, which were considered in light of the nature and quality of the services that each has performed and is expected to perform.

For each Portfolio, the Board considered information on revenues, costs and profits realized by the Adviser and each affiliated Sub-Adviser, which was prepared by Management in accordance with the allocation methodology (including related assumptions) specified in the 15(c) Methodology Guide. In analyzing the profitability of the Adviser in connection with its services to a Portfolio, the Board took into account the sub-advisory fee rate payable by the Adviser to each Sub-Adviser. The Board also considered that there has not yet been a full recovery for many Portfolios from the substantial decline in assets caused by adverse economic conditions in recent years, which, in many cases, has adversely impacted profits realized by the Adviser and Sub-Advisers affiliated with the Adviser. In addition, the Board considered information that it requested and was provided by Management with

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respect to the profitability of service providers affiliated with the Adviser. The Board did not request profitability data from the Sub-Advisers that were not affiliated with the Adviser because the Board did not view this data as imperative to its deliberations, given the arm’s-length nature of the relationship between the Adviser and these non-affiliated Sub-Advisers with respect to the negotiation of sub-advisory fee rates, as well as the fact that many of the Portfolios’ Sub-Advisers traditionally have not accounted for their profits on an account-by-account basis.

The Board recognized that profitability analysis is not an exact science and there is no uniform methodology for determining profitability for this purpose. In this context, the Board realized that Management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Portfolios’ operations may not be fully reflected in the expenses allocated to each Portfolio in determining profitability, and that the information presented may not portray all of the costs borne by Management or capture Management’s entrepreneurial risk associated with offering and managing a mutual fund complex in the current regulatory and market environment. In addition, the Board recognized that the use of different methodologies for purposes of calculating profit data can give rise to dramatically different profit and loss results.

At the request of the Board, the Adviser has from time to time agreed to implement remedial actions for certain Portfolios. These remedial actions have included, among others: reductions in fee rates; changes in Sub-Advisers or portfolio managers; and strategy modifications.

In making its determinations, the Board based its conclusions on the reasonableness of the advisory and sub-advisory fees of the Adviser and affiliated Sub-Adviser primarily on the factors described for each Portfolio below.

Portfolio-by-Portfolio Analysis

The following paragraphs outline certain of the specific factors that the Board considered, and the conclusions reached, at its November 18, 2010 meeting in relation to renewing each Portfolio’s current Advisory and Sub-Advisory Contracts. These specific factors are in addition to those considerations discussed above. In each case, the Portfolio’s performance was compared to its Morningstar category median and its primary benchmark, a broad-based securities market index that appears in the Portfolio’s prospectus. With respect to Morningstar quintile rankings, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. Each Portfolio’s management fee and expense ratio were compared to the fees and expense ratios of the funds in its Selected Peer Group.

ING Artio Foreign Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Artio Foreign Portfolio (formerly, ING Julius Baer Foreign Portfolio), the Board considered that, based on performance data for the periods ended June 30, 2010: (1) the Portfolio underperformed its Morningstar category median for all periods presented, with the exception of the most recent calendar quarter, during which it outperformed; (2) the Portfolio underperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the most recent calendar quarter, the third quintile for the year-to-date, one-year, and five-year periods, and the fourth quintile for the three-year period.

In analyzing this performance data, the Board took into account: (1) Management’s analysis of the negative effect that stock selection and sector allocation had on the Portfolio’s performance; and (2) that Management would continue to monitor, and the Board or its Investment Review Committee would periodically review, the Portfolio’s performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s advisory fee rates, which result in lower fees at higher asset levels; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) Management would continue to monitor, and the Board or its Investment Review Committee would periodically review, the Portfolio’s investment performance; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is

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reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2011. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Clarion Global Real Estate Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Clarion Global Real Estate Portfolio (formerly, ING Global Real Estate Portfolio), the Board considered that, based on performance data for the periods ended June 30, 2010: (1) the Portfolio outperformed its Morningstar category median for the one-year and three-year periods and underperformed for the most recent calendar quarter and year-to-date periods; (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the three-year period, during which it outperformed; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the three-year period, the second quintile for the one-year period, and the third quintile for the most recent calendar quarter and year-to-date periods.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s advisory fee rates, which result in lower fees at higher asset levels; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of a 0.10% administration fee) for the Portfolio is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2011. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING FMRSM Diversified Mid Cap Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING FMRSM Diversified Mid Cap Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2010: (1) the Portfolio outperformed its Morningstar category median for all periods presented; (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the one-year period, during which it underperformed; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the most recent calendar quarter, year-to-date, and five-year periods, and the second quintile for the one-year and three-year periods.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s advisory fee rates, which result in lower fees at higher asset levels; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2011. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

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ING Global Resources Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Global Resources Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2010: (1) the Portfolio outperformed its Morningstar category median for all periods presented, with the exception of the ten-year period, during which it underperformed; (2) the Portfolio outperformed its primary benchmark for the three-year, five-year, and ten-year periods, but underperformed for the most recent calendar quarter, year-to-date, and one-year periods; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the one-year, three-year, and five-year periods, the third quintile for the most recent calendar quarter and year-to-date periods, and the fourth quintile for the ten-year period.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s advisory fees, which result in lower fees at higher asset levels; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2011. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Janus Contrarian Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Janus Contrarian Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2010: (1) the Portfolio outperformed its Morningstar category median for all periods presented, with the exceptions of the most recent calendar quarter and three-year periods, during which it underperformed; (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exceptions of the most recent calendar quarter and three-year periods, during which it underperformed; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the year-to-date, one-year, and five-year periods, and the fifth (lowest) quintile for the most recent calendar quarter and three-year periods.

In analyzing this performance data, the Board took into account: (1) Management’s analysis of the negative effect that sector allocation had on the Portfolio’s performance during the 2008 market down turn; and (2) that Management would continue to monitor, and the Board or its Investment Review Committee would periodically review, the Portfolio’s performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s advisory fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) Management would continue to monitor, and the Board or its Investment Review Committee would periodically review, the Portfolio’s investment performance; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2011. During this renewal process, different Board members may have given

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different weight to different individual factors and related conclusions.

ING JPMorgan Emerging Markets Equity Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING JPMorgan Emerging Markets Equity Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2010: (1) the Portfolio outperformed its Morningstar category median for all periods presented, with the exceptions of the most recent calendar quarter and ten-year periods, during which it underperformed; (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exceptions of the most recent calendar quarter and one-year periods, during which it underperformed; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the three-year and five-year periods, the second quintile for the year-to-date and one-year periods, and the fourth quintile for the most recent calendar quarter and ten-year periods.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level advisory fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median and above the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2011. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Liquid Assets Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Liquid Assets Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2010: (1) the Portfolio outperformed its Lipper category median for all periods presented, with the exception of the most recent calendar quarter and year-to-date periods, during which it equaled the performance of its Lipper category median; (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the most recent calendar quarter and year-to-date periods, during which it underperformed; and (3) the Portfolio is ranked in the first (highest) quintile of its Lipper category for the one-year period, the second quintile for the most recent calendar quarter, three-year, five-year, and ten-year periods, and the third quintile for the year-to-date period.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s advisory fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2011. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

ING Marsico Growth Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Marsico Growth Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2010: (1) the Portfolio outperformed its Morningstar category median for the most recent calendar quarter, year-to-date, and one-year periods, but underperformed for the three-year, five-year, and ten-year periods; (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the three-year period, during which it outperformed; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the year-to-date and one-year periods, the third quintile for the most recent calendar quarter and three-year periods, the fourth quintile for the five-year period, and the fifth (lowest) quintile for the ten-year period.

In analyzing this performance data, the Board took into account: (1) that in February 2010, the Portfolio’s management team was modified and it is reasonable to permit the current management team time to establish a longer performance record for the purpose of evaluating performance; and (2) that Management would continue to monitor, and the Board or its Investment Review Committee would periodically review, the Portfolio’s investment performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s advisory fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is above the median and the average expense ratios of the funds in its Selected Peer Group.

In analyzing this fee data, the Board took into account Management’s representations with respect to the competitiveness of the Portfolio’s expense ratio.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) Management would continue to monitor, and the Board or its Investment Review Committee would periodically review, the Portfolio’s investment performance; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2011. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Marsico International Opportunities Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Marsico International Opportunities Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2010: (1) the Portfolio underperformed its Morningstar category median for all periods presented, with the exception of the five-year period, during which it outperformed; (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the one-year period, during which it underperformed; and (3) the Portfolio is ranked in the third quintile of its Morningstar category for the most recent calendar quarter, three-year, and five-year periods, the fourth quintile for the year-to-date period, and the fifth (lowest) quintile for the one-year period.

In analyzing this performance data, the Board took into account: that, at its September 2010 meeting, the Board had approved changes to the Portfolio’s sub-adviser and investment strategy, and such changes would be implemented during January 2011 if approved by the Portfolio’s shareholders.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee rate schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of a 0.10% administration fee) for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) assuming that the Portfolio’s shareholders approve the changes to the Portfolio’s sub-adviser and investment strategy, it is reasonable to permit the Portfolio time to establish a longer performance record for the purposes of evaluating performance; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2011. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

Board Consideration and Approval of New Sub-Advisory Contracts for ING Marsico International Opportunities Portfolio

ING Marsico International Opportunities Portfolio had been sub-advised by Marsico Capital Management, LLC (“Marsico”) since its inception in April 2005. At a meeting of the Board held on September 30, 2010 the Board, including a majority of the Independent Trustees, determined to: (1) terminate Marsico as sub-adviser to the Portfolio following a notice period; (2) appoint T. Rowe Price Associates, Inc. (“T. Rowe Price”) as a sub-adviser to the Portfolio; and (3) approve a Sub-Advisory Contract with T. Rowe Price under which it would serve as Sub-Adviser to the Portfolio. At a meeting of the Board held on November 18, 2010 the Board, including a majority of the Independent Trustees, determined to: (1) appoint T. Rowe Price International Ltd. TRPI Ltd“) and its Tokyo branch office, T. Rowe Price International Ltd. Tokyo Branch (TRPI Ltd-Tokyo”) as sub-sub-advisers to the Portfolio and (2) approve Sub-Sub-Advisory Contracts with TRPI Ltd and TRPI Ltd-Tokyo under which each would serve as a Sub-Sub-Adviser to the Portfolio. The Sub-Advisory Contract and Sub-Sub-Advisory Contracts are expected become effective on or about January 21, 2010.

In determining whether to approve the Sub-Advisory Contract with T. Rowe Price, the Board received and evaluated such information as it deemed necessary for an informed determination of whether the Sub-Advisory Contract should be approved for the Portfolio. The materials provided to the Board to inform its consideration of whether to approve the Sub-Advisory Contract with T. Rowe Price included the following: (1) T. Rowe Price’s presentation before the Joint Meeting of the Investment Review Committees at its September 29, 2010 meeting; (2) memoranda and related materials provided to the Board in advance of its September 30, 2010 meeting discussing: (a) Management’s rationale for recommending that T. Rowe Price serve as Sub-Adviser to the Portfolio, (b) the performance of T. Rowe Price in managing the T. Rowe Price International Stock Fund (the “T. Rowe Price Fund”), which is managed in an investment style that is similar to its proposed management of the Portfolio (with such performance being compared against relevant benchmark indices and Morningstar Category averages), and (c) T. Rowe Price’s considerable firm-wide resources, investment philosophy, and the firm’s overall investment process; (3) Portfolio Analysis and Comparison Tables for the Portfolio that provide information about the performance of the T. Rowe Price Fund and the performance of the Portfolio’s proposed Selected Peer Group; (4) T. Rowe Price’s responses to inquiries from K&L Gates LLP, counsel to the Independent Trustees; (5) supporting documentation, including copies of the forms of the Sub-Advisory Contract with T. Rowe Price; and (6) other information relevant to the Board’s evaluation.

In determining whether to approve the Sub-Sub-Advisory Contracts with TRPI Ltd and TRPI Ltd-Tokyo, the Board received and evaluated such information as it deemed necessary for an informed determination of whether the Sub-Sub-Advisory Contracts should be approved for the Portfolio. The materials provided to the Board to inform its consideration of whether to approve the Sub-Sub-Advisory Contracts with TRPI Ltd and TRPI Ltd-Tokyo included the following: (1) memoranda and related materials provided to the Board in advance of its September 30, 2010 meeting discussing Management’s rationale for recommending that TRPI Ltd and TRPI Ltd-Tokyo each serve as a Sub-Sub-Adviser to the Portfolio; (2) responses from each of TRPI Ltd and TRPI Ltd-Tokyo to inquiries from K&L Gates LLP; (3) supporting documentation, including copies of the forms of the Sub-Advisory Contracts TRPI Ltd and TRPI Ltd-Tokyo; and (4) other information relevant to the Board’s evaluation.

In reaching its decision to engage T. Rowe Price, TRPI Ltd and TRPI Ltd-Tokyo, the Board, including a majority of the Independent Trustees, considered a number of factors, including, but not limited to, the following: (1) the Adviser’s view with respect to the reputation of T. Rowe Price as a manager to other portfolios in the ING Funds complex; (2) the strength and reputation of T. Rowe Price,TRPI Ltd and TRPI Ltd-Tokyo in the industry; (3) the nature and quality of the services to be provided by T. Rowe Price under the proposed Sub-Advisory Contract and TRPI Ltd and TRPI Ltd-Tokyo under the Sub-Sub-Advisory Contracts; (4) the personnel, operations, financial condition, and investment

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

management capabilities, methodologies and resources of T. Rowe Price, TRPI Ltd and TRPI Ltd-Tokyo and their fit among the stable of managers in the ING Funds line-up; (5) the fairness of the compensation under the Sub-Advisory Contract and Sub-Sub-Advisory Contracts in light of the services to be provided by T. Rowe Price, TRPI Ltd and TRPI Ltd-Tokyo; (6) the costs for the services to be provided by T. Rowe Price, including that the management fee would be not change upon the appointment of T. Rowe Price, TRPI Ltd and TRPI Ltd-Tokyo; (7) the sub-advisory fee payable by the Adviser to T. Rowe Price; (8) T. Rowe Price, TRPI Ltd and TRPI Ltd-Tokyo’s operations and compliance programs, including the policies and procedures intended to assure compliance with the Federal securities laws; (9) the appropriateness of the selection of T. Rowe Price, TRPI Ltd and TRPI Ltd-Tokyo in light of the Portfolio’s proposed investment objective and investor base; and (10) T. Rowe Price’s Code of Ethics, which had previously been approved by the Board and TRPI Ltd and TRPI Ltd-Tokyo Codes of Ethics which were approved by the Board at its November 18, 2010 Meeting, and related procedures for complying with those Codes.

After its deliberation, the Board reached the following conclusions: (1) T. Rowe Price should be appointed to serve as a Sub-Adviser to the Portfolio under the Sub-Advisory Contracts with the Adviser; (1) TRPI Ltd and TRPI Ltd-Tokyo should each be appointed to serve as a Sub-Sub-Adviser to the Portfolio under the Sub-Sub-Advisory Contracts with T. Rowe Price; (2) the sub-advisory fee rate payable by the Adviser to T. Rowe Price is reasonable in the context of all factors considered by the Board; and (3) each of T. Rowe Price, TRPI Ltd and TRPI Ltd-Tokyo maintains an appropriate compliance program, with this conclusion based upon, among other things, a representation from the Portfolio’s CCO that their compliance policies and procedures are reasonably designed to assure compliance with the Federal securities laws. Based on these conclusions and other factors, the Board voted to approve the Sub-Advisory Contract and Sub-Sub-Advisory Contracts for the Portfolio. During their deliberations, different Board members may have given different weight to different individual factors and related conclusions.

ING MFS Total Return Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING MFS Total Return Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2010: (1) the Portfolio outperformed its Morningstar category median for all periods presented, with the exception of the one-year and five-year periods, during which it underperformed; (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the one-year period, during which it underperformed; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the ten-year period, the second quintile for the most recent calendar quarter and year-to-date periods, the third quintile for the three-year and five-year periods, and the fifth (lowest) quintile for the one-year period.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s advisory fee rates, which result in lower fees at higher asset levels; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is above the median and equal to the average expense ratios of the funds in its Selected Peer Group.

In analyzing this fee data, the Board took into account Management’s representations regarding the competitiveness of the Portfolio’s management fee and expense ratio.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance in reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2011. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING MFS Utilities Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING MFS Utilities Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2010:

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

(1) the Portfolio outperformed its Morningstar category median for all periods presented, with the exception of the most recent calendar quarter, during which it underperformed; (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the most recent calendar quarter and year-to-date periods, during which it underperformed; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the one-year, three-year, and five-year periods, the third quintile for the year-to-date period, and the fourth quintile for the most recent calendar quarter.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee rate schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the expense ratio to be borne by shareholders) the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of a 0.10% administration fee) for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2011. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Morgan Stanley Global Franchise Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Morgan Stanley Global Franchise Portfolio (formerly, ING Van Kampen Global Franchise Portfolio), the Board considered that, based on performance data for the periods ended June 30, 2010: (1) the Portfolio outperformed its Morningstar category median for all periods presented; (2) the Portfolio outperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for all periods presented.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s advisory fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is above the median and the average expense ratios of the funds in its Selected Peer Group.

In analyzing this fee data, the Board took into account Management’s representations regarding the competitiveness of the Portfolio’s management fee and expense ratio.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2011. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Morgan Stanley Global Tactical Asset Allocation Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Morgan Stanley Global Tactical Asset Allocation Portfolio (formerly, ING Van Kampen Global Tactical Asset Allocation Portfolio), the Board considered that, based on performance data for the periods ended January 30, 2010: (1) the Portfolio underperformed its Morningstar category median for all periods presented; (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the one-year period, during which it underperformed; and (3) the

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Portfolio is ranked in the fourth quintile of its Morningstar category for all periods presented.

In analyzing this performance data, the Board took into account that, in September 2010, the Board approved the merger of the Portfolio into the ING American Funds World Allocation Portfolio and this merger occurred January 21, 2011 upon approval by the Portfolio’s shareholders.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of a 0.10% administration fee) for the Portfolio is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is above the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) that the Portfolio will likely merge into the ING American Fund World Allocation Portfolio in January 2011; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2011. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING PIMCO Total Return Bond Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING PIMCO Total Return Bond Portfolio (formerly, ING PIMCO Core Bond Portfolio), the Board considered that, based on performance data for the periods ended June 30, 2010: (1) the Portfolio outperformed its Morningstar category median for all periods presented, with the exception of the most recent calendar quarter, during which it underperformed; (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exceptions of the most recent calendar quarter and ten-year periods, during which it underperformed; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the three-year and five-year periods, the second quintile for the year-to-date and ten-year periods, the third quintile for the one-year period, and the fourth quintile for the most recent calendar quarter.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s advisory fee rates, which result in lower fees at higher asset levels; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median and equal to the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2011. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Pioneer Mid Cap Value Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Pioneer Mid Cap Value Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2010: (1) the Portfolio underperformed its Morningstar category median for all periods presented, with the exception of the three-year period, during which it outperformed; (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the three-year period, during which it outperformed; and (3) the Portfolio is ranked in the third quintile of its Morningstar category for the most recent calendar quarter and three-year

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

periods, the fourth quintile for the year-to-date and five-year periods, and the fifth (lowest) quintile for the one-year period.

In analyzing this performance data, the Board took into account: (1) Management’s analysis of the negative effect that security selection had on the Portfolio’s performance during 2009; (2) that Management would continue to monitor, and the Board or its Investment Review Committee would periodically review, the Portfolio’s performance; and (3) Management’s expectation that the Portfolio’s longer-term performance will improve.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) Management would continue to monitor, and the Board or its Investment Review Committee would periodically review, the Portfolio’s investment performance; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2011. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING T. Rowe Price Capital Appreciation Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING T. Rowe Price Capital Appreciation Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2010: (1) the Portfolio outperformed its Morningstar category median for all periods presented, with the exception of the most recent calendar quarter, during which it underperformed; (2) the Portfolio outperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the year-to-date, three-year, five-year, and ten-year periods, the second quintile for the one-year period, and the fourth quintile for the most recent calendar quarter.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s advisory fee rates, which result in lower fees at higher asset levels; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2011. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING T. Rowe Price Equity Income Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING T. Rowe Price Equity Income Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2010: (1) the Portfolio outperformed its Morningstar category median for all periods presented; (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exceptions of the most recent calendar quarter and three-year periods, during which it underperformed; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the one-year period, the second quintile for the year-to-date, three-

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

year, five-year, and ten-year periods, and the third quintile for the most recent calendar quarter.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s advisory fee rates, which result in lower fees at higher asset levels; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2011. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Van Kampen Growth and Income Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Van Kampen Growth and Income Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2010: (1) the Portfolio outperformed its Morningstar category median for the one-year, three-year, and five-year periods, but underperformed for the most recent calendar quarter, year-to-date, and ten-year periods; (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exceptions of the three-year and five-year periods, during which it outperformed; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the one-year, three-year, and five-year periods, the fourth quintile for the ten-year period, and the fifth (lowest) quintile for the most recent calendar quarter and year-to-date periods.

In analyzing this performance data, the Board took into account that Management would continue to monitor, and the Board or its Investment Review Committee would periodically review, the Portfolio’s performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee rate schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) Management would continue to monitor, and the Board or its Investment Review Committee would periodically review, the Portfolio’s investment performance; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2011. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Wells Fargo Health Care Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Wells Fargo Health Care Portfolio (formerly, ING Evergreen Health Sciences Portfolio), the Board considered that, based on performance data for the periods ended June 30, 2010: (1) the Portfolio outperformed its Morningstar category median for all periods presented, with the exception of the one-year and three-year periods, during which it underperformed; (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the one-year period, during which it underperformed; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the most recent calendar

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

quarter and year-to-date periods, the third quintile for the one-year and five-year periods, and the fifth (lowest) quintile for the three-year period.

In analyzing this performance data, the Board took into account: (1) Management’s representations regarding the effect of stock selection and sector weightings on the Portfolio’s performance; (2) Management’s analysis of improved performance during more recent periods; and (3) that Management would continue to monitor, and the Board or its Investment Review Committee would periodically review, the Portfolio’s investment performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee rate schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) Management would continue to monitor, and the Board or its Investment Review Committee would periodically review, the Portfolio’s investment performance; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2011. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

Board Consideration and Approval of New Sub-Advisory Contract for ING Wells Fargo Health Care Portfolio

ING Wells Fargo Health Care Portfolio had been sub-advised by Wells Capital Management, Inc. or its predecessor companies (“Wells”) since its inception in May 2003. In late 2010, Management was informed of organizational changes at Wells and changes to the portfolio management team for the Portfolio. At a meeting of the Board held on January 14, 2011 the Board, including a majority of the Independent Trustees, determined to: (1) terminate Wells as sub-adviser to the Portfolio following a notice period; (2) appoint BlackRock Advisors, LLC (“BlackRock”) as sub-adviser to the Portfolio; and (3) approve a Sub-Advisory Contract with BlackRock under which it would serve as Sub-Adviser to the Portfolio. The Sub-Advisory Contract is expected to become effective on or about May 1, 2011.

In determining whether to approve the Sub-Advisory Contract with BlackRock, the Board received and evaluated such information as it deemed necessary for an informed determination of whether the Sub-Advisory Contract should be approved for the Portfolio. The materials provided to the Board to inform its consideration of whether to approve the Sub-Advisory Contract with BlackRock included the following: (1) BlackRock’s presentation before the Domestic Equity Funds Investment Review Committee at its January 13, 2011 meeting; (2) memoranda and related materials provided to the Board in advance of its January 14, 2011 meeting discussing: (a) Management’s rationale for recommending that BlackRock serve as Sub-Adviser to the Portfolio, (b) the performance of BlackRock in managing the BlackRock Health Sciences Opportunities Fund (the “BlackRock Fund”), a fund that is managed in an investment style that is similar to its proposed management of the Portfolio (with such performance being compared against relevant benchmark indices and Morningstar Category averages), and (c) BlackRock’s considerable firm-wide resources and the firm’s overall investment process; (3) Portfolio Analysis and Comparison Tables for the Portfolio that provide information about the performance of the BlackRock Fund and the performance of the Portfolio’s proposed Selected Peer Group; (4) BlackRock’s responses to inquiries from K&L Gates LLP, counsel to the Independent Trustees; (5) supporting documentation, including copies of the forms of the Sub-Advisory Contract with BlackRock; and (6) other information relevant to the Board’s evaluation.

In reaching its decision to engage BlackRock as Sub-Adviser to the Portfolio, the Board, including a majority of the Independent Trustees, considered a number of factors, including, but not limited to, the following: (1) the Adviser’s view with respect to the reputation of BlackRock as a manager to similar Portfolios; (2) BlackRock’s strength and reputation in the industry; (3) the nature and quality of the services to be provided by

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

BlackRock under the proposed Sub-Advisory Contract; (4) the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of BlackRock and its fit among the stable of managers in the ING Portfolios line-up; (5) the fairness of the compensation under the Sub-Advisory Contract in light of the services to be provided by BlackRock and the projected profitability of BlackRock as the Portfolio’s Sub-Adviser; (6) the costs for the services to be provided by BlackRock, including that the management fee would be not change upon the appointment of BlackRock; (7)the sub-advisory fee payable by the Adviser to BlackRock; (8) BlackRock’s operations and compliance program, including its policies and procedures intended to assure compliance with the Federal securities laws; (9) the appropriateness of the selection of BlackRock in light of the Portfolio’s proposed investment objective and investor base; and (10) BlackRock’s Code of Ethics, which had approved by the Board at its January 14, 2011 meeting, and related procedures for complying with that Code.

After its deliberation, the Board reached the following conclusions: (1) BlackRock should be appointed to serve as Sub-Adviser to the Portfolio under the Sub-Advisory Contract with BlackRock; (2) the sub-advisory fee rate payable by the Adviser to BlackRock is reasonable in the context of all factors considered by the Board; and (3) BlackRock maintains an appropriate compliance program, with this conclusion based upon, among other things, a representation from the Portfolio’s CCO that BlackRock’s compliance policies and procedures are reasonably designed to assure compliance with the Federal securities laws. Based on these conclusions and other factors, the Board voted to approve the Sub-Advisory Contract for the Portfolio. During their deliberations, different Board members may have given different weight to different individual factors and related conclusions.

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Investment Advisers
ING Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Directed Services LLC
1475 Dunwoody Drive
West Chester, Pennsylvania 19380

Distributor
ING Investments Distributor LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Administrator
ING Funds Services, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Independent Registered Public Accounting Firm
KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111

Custodian
The Bank of New York Mellon
One Wall Street
New York, New York 10286

Legal Counsel
Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable annuity contract and the underlying variable investment options. This and other information is contained in the prospectus for the variable annuity contract and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.

VPAR-UFIIT1AISS2     (1210-022411)

Annual Report

December 31, 2010

Adviser (“ADV”), Institutional (“I”), Service (“S”) and Service 2 (“S2”) Classes

ING Investors Trust

■	ING BlackRock Large Cap Growth Portfolio

■	ING BlackRock Large Cap Value Portfolio

■	ING Clarion Real Estate Portfolio

■	ING Franklin Income Portfolio

■	ING Franklin Mutual Shares Portfolio

■	ING JPMorgan Small Cap Core Equity Portfolio

■	ING Large Cap Growth Portfolio

■	ING Limited Maturity Bond Portfolio

■	ING Lord Abbett Growth and Income Portfolio

■	ING PIMCO High Yield Portfolio

■	ING Pioneer Equity Income Portfolio

■	ING Pioneer Fund Portfolio

■	ING Templeton Global Growth Portfolio

■	ING U.S. Stock Index Portfolio

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

MUTUAL FUNDS

PROXY VOTING INFORMATION

A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the ING Funds’ website at www.ingfunds.com; and (3) on the SEC’s website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the ING Funds’ website at www.ingfunds.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a summary portfolio of investments for certain Portfolios. The Portfolios’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Portfolios’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Portfolios’ Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Portfolios by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

Big Picture vs. Details

Dear Shareholder,

On January 25, 2011, President Obama delivered his second State of the Union address. He called on Americans to put aside partisan differences and harness the nation’s creativity to adapt and thrive in a rapidly changing global economy. The president’s challenge is timely: the United States is approaching a nexus of intermediate- and long-term concerns, and the choices we make over the next two years could determine the nation’s competitiveness in the global economy for decades to come.

There are reasons to be optimistic — the International Monetary Fund (“IMF”) predicts the U.S. economy will grow about 3% in 2011. China and India are expected to grow at about 9% and even the euro zone appears to be recovering from crisis; this growth, however, is being accompanied by mounting inflation pressures in certain regions, suggesting that many economies are expanding at unsustainable rates.

As I write this, the World Economic Forum is getting underway in Davos, Switzerland, and there are numerous concerns to deal with. Chief among them are the still-present risk of sovereign debt defaults in the euro zone; high unemployment and banking problems in the advanced economies; and inflationary pressures in emerging markets, especially with regard to food, fuel and commodities.

As we’ve noted before, uncertainty is a defining characteristic of our age and, in our opinion, is likely to remain so beyond this year. How should you respond within your investment portfolio? Remember that the most important consideration is your long-term goals, not the outlook for 2011. With investment hazards and opportunities everywhere, we believe it makes sense to cast as broad a net as possible around the globe. In our opinion, you want your portfolio to be well diversified so that it is not harmed too much by the trouble spots, and has some exposure to positive trends.

As always, we believe the best approach is a well-diversified portfolio and a well-defined investment plan. As we’ve noted many times before, it’s important to discuss any proposed changes thoroughly with your advisor before taking any action. Thank you for your continued confidence in ING Funds. We look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews

President and Chief Executive Officer

ING Funds

January 26, 2011

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice. Consider the fund’s investment objectives, risks, and charges and expenses carefully before investing. The prospectus contains this information and other information about the fund.

International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

1

MARKET PERSPECTIVE:  YEAR ENDED DECEMBER 31, 2010

In our semi-annual report we described how, after a 13-month advance through mid-April, a confluence of local and world issues sent global equities, in the form of the MSCI World IndexSM measured in local currencies, including net reinvested dividends (“MSCI” for regions discussed below), reeling to a loss for the first half of the fiscal year. In the second half of the year, the MSCI World IndexSM bounced back and for 2010 returned 10.01%. (The MSCI World IndexSM returned 11.76% for the one year ended December 31, 2010, measured in U.S. dollars.) By year end, investor sentiment had turned distinctly positive, despite the grave concerns that remained.

It was a bumpy ride. Markets from stocks to bonds to currencies were continually buffeted by news and events relating to three main themes: the stuttering U.S. economic recovery, the sovereign debt crisis in the Eurozone and growth dynamics in China.

In the U.S., quarterly gross domestic product (“GDP”) growth decelerated from 2.7% (annualized) in the first quarter of 2010 to 1.7% in the second, before recovering to 2.6% in the third. But attention was focused more on employment and housing. The 18-month recession which ended in June of 2009 had cost some 8.7 million jobs. But since then, the unemployment rate had been stuck between 9.4% and 10.1%, barely dented by private sector new jobs averaging 107,000 per month as 2010 ended.

The other weakening link was housing. Sales of new and existing homes collapsed after the expiry in April of a program of tax credits for home buyers and languished thereafter. House prices (based on the S&P/Case-Shiller 20-City Composite Home Price Index), having shown annual increases from February, resumed a downward trend in October with the index still 30% below the peak recorded in April 2006.

To be sure, there were some grounds for optimism as 2010 drew to a close. Consumer spending had risen for five straight months. Investment in equipment and software was growing at double-digit annual percentage rates. On December 30, new unemployment claims were reported below 400,000 for the first time since July 2008. The Federal Reserve in November announced a second round of quantitative easing and would buy $600 billion in Treasury notes and bonds. The mixed mid-term election results forced a “compromise” stimulus package worth an estimated $858 billion for 2011. In combination, these two measures increased the attractiveness of riskier asset classes like equities at the expense of high grade bonds, which sold off.

In the Eurozone, after default was narrowly averted on Greece’s maturing bonds, the creation in May of a European Financial Stabilization “mechanism”, funded with up to €750 billion seemed to calm nerves for a while. But in October, attention turned to Ireland, where the Irish government had injected huge sums into local banks, rendering its own fiscal position untenable. The November 29, 2010 European Union/International Monetary Fund bail-out worth €67.5 billion left markets unimpressed. Suddenly it was May again with downgrades, soaring yields on peripheral Eurozone bonds, fears of contagion, falling stock markets and doubts about the viability of the euro itself. The European Central Bank aggressively bought sovereign bonds and the mood settled. But with Spain’s banks needing to refinance €85 billion of debt in 2011, the issue remains unresolved.

Investors watched nervously as China, the source of much of the world’s growth, wrestled with inflation, which reached 5.1% in November, and a housing bubble. The authorities tightened mortgage requirements, raised banks’ reserve ratio requirements six times in 2010 and interest rates twice in the last quarter. More interest rate increases seem inevitable.

In U.S. fixed income markets, the Barclays Capital U.S. Aggregate Bond Index of investment grade bonds returned 6.54% in 2010. A slight balance towards risk aversion in the first half gave way to improved risk appetite in the second. For the whole year, the Barclays Capital U.S. Treasury index returned 5.87%, underperforming the Barclays Capital Corporate Investment Grade Bond Index with a return of 9.00%, but both fell well short of the Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index which gained 14.94% for the one year period.

U.S. equities, represented by the S&P 500® Index including dividends, rose 15.06% in 2010, including its best September, a return of 8.92%, since 1939 and best December, a return of 6.68%, since 1991. Prices were supported by strong earnings reports, with operating earnings per share for S&P 500® companies recording four straight quarters of annual growth. Equities also benefited from improved risk appetite through the quantitative easing initiative and stimulus package referred to above.

In currencies, the worst of the gloom about the Eurozone in early June was replaced by renewed pessimism about the dollar in a stalling economy, before markets were seized by another bout of Eurozone angst. For the year, the dollar gained 8.15% against the euro and 2.95% against the pound, but lost 11.59% to the yen, which was sold in the market by the Bank of Japan after breaching 15-year high levels.

In international markets, the MSCI Japan® Index returned just 0.57% for the year after a strong last quarter, as quarterly GDP growth bounced back to 1.1% and the yen retreated from multi-year peaks. The tone of the market was generally poor with household spending fragile and consumer prices down for 21 months. The MSCI Europe ex UK® Index returned 4.84%, with Germany up 15.97% and Portugal, Italy, Ireland, Greece and Spain all falling. This broadly reflected the two-tier economy that has developed, with economic statistics favoring more soundly based countries at the expense of the peripherals. The MSCI UK® Index advanced 12.18%, despite the prospect of severe public spending cuts intended to eliminate an 11% budget deficit. Supporting sentiment was resilient, if perhaps temporary, quarterly GDP growth averaging 0.9% in the second half of the year.

Parentheses denote a negative number.

All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Portfolios’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

2

BENCHMARK DESCRIPTIONS

Index	Description
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
S&P/Case-Shiller 20-City Composite Home Price Index	A composite index of the home price index for the top 20 Metropolitan Statistical Areas in the United States. The index is published monthly by Standard & Poor’s.
Barclays Capital U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Barclays Capital U.S. Treasury Index	An unmanaged index that includes public obligations of the U.S. Treasury. Treasury bills, certain special issues, such as state and local government series bonds (SLGs), as well as U.S. Treasury TIPS and STRIPS, are excluded.
Barclays Capital Corporate Investment Grade Bond Index

The corporate component of the Barclays Capital U.S. Credit Index. The U.S.

Credit Index includes publicly-issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity,

and quality requirements. The index includes both corporate and non-corporate sectors. The corporate sectors are industrial, utility and finance, which includes both U.S. and non-U.S. corporations.

Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
Russell 1000 Growth® Index	Measures the performance of the 1,000 largest companies in the Russell 3000® Index with higher price-to-book ratios and higher forecasted growth.
Russell 1000 Value® Index	An unmanaged index that measures the performance of those Russell 1000® securities with lower price-to-book ratios and lower forecasted growth values.
MSCI U.S. REIT® Index	A free float-adjusted market capitalization weighted index that is comprised of equity real estate investment trusts that are included in the MSCI U.S. Investable Market 2500 Index (with the exception of specialty REITs that do not generate a majority of their revenue and income from real estate rental and leasing obligations). The index represents approximately 85% of the U.S. REIT market.
Barclays Capital U.S. Intermediate Government/Credit Bond Index	An unmanaged index composed of securities including U.S. Government Treasury and agency securities.
Russell 2000® Index	An unmanaged index that measures the performance of securities of small U.S. companies.
Barclays Capital U.S. 1-3 Year Government/Credit Bond Index	A widely recognized index of publicly issued fixed rate, investment grade debt securities, including Treasuries, Agencies and credit securities with a maturity of one to three years.
Bank of America/Merrill Lynch U.S. High Yield, BB-B Rated, 2% Constrained

Tracks the performance of BB-B rated U.S. dollar denominated corporate bonds publicly issued in the U.S. domestic market. Qualifying bonds are capitalization-weighted provided the total allocation to an individual issuer (defined by

Bloomberg) does not exceed 2%.

Bank of America/Merrill Lynch U.S. High Yield BB-B Rated Index	Is an unmanaged index of bonds rated BB and B by Moody’s or S&P.

3

ING BLACKROCK LARGE CAP GROWTH PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Industry Allocation

as of December 31, 2010

(as a percent of net assets)

Information Technology	25.5%
Consumer Discretionary	23.6%
Health Care	14.6%
Industrials	13.0%
Energy	7.9%
Consumer Staples	4.9%
Financials	4.2%
Materials	3.3%
Utilities	1.7%
Telecommunication Services	1.1%
Other Assets and Liabilities — Net*	0.2%

Net Assets	100.0%

*	Includes short-term investments related to Blackrock Liquidity Funds TempFund Portfolio — Class I and securities lending collateral.

Portfolio holdings are subject to change daily.

ING BlackRock Large Cap Growth Portfolio (the ‘‘Portfolio’’) seeks long-term growth of capital. The Portfolio is managed by Robert C. Doll, Jr., CFA, Vice Chairman, Director, Daniel Hanson, CFA, Director, and Peter Stournaras, CFA, Director, Portfolio Managers of BlackRock Investment Management, LLC — the Sub-Adviser.*

Performance: For the year ended December 31, 2010, the Portfolio’s Class S shares provided a total return of 13.42% compared to the Russell 1000® Growth Index, which returned 16.71% for the same period.

Portfolio Specifics: For the 12-month period ended December 31, 2010, the Portfolio underperformed its benchmark, the Russell 1000® Growth Index. Detracting most notably from performance was security selection in the information technology (“IT”) sector along with an underweight and security selection in the energy sector. Within IT, holdings with exposure to the PC supply chain were the primary source of underperformance. It was our expectation that the enterprise refresh cycle would provide a stable source of PC demand that was significant enough to overshadow changes in consumer trends. However, the market was focused on the supply side of the equation and concerns about overcapacity in the PC supply chain pressured stock prices. In the energy sector, transaction timing drove underperformance. The Portfolio was overweight relative to the benchmark in the energy equipment & services industry when the oil spill occurred in the Gulf of Mexico. Though the stocks had already declined, we reduced exposure to oil services companies in the second quarter, as we were concerned that market prices were not fully factoring in a forthcoming regulatory response to the oil spill. However, early in the third quarter, investors became comfortable that the spill was contained and bid the previously beaten down stocks higher; as a result, the Portfolio’s underweight exposure detracted from relative performance.

On the positive side, the Portfolio’s overweight exposure and security selection in the consumer discretionary sector, as well as security selection in healthcare, were notable contributors to performance. In consumer discretionary, the Portfolio’s holdings in specialty retailers with encouraging inventory management practices and limited promotional activity performed well amid improving consumer spending trends and a better-than-expected holiday shopping season. Across the healthcare sector, the Portfolio benefited from increased levels of merger and acquisition activity as the Portfolio’s holdings, most notably in pharmaceuticals, traded higher amid prevalent consolidation.

Current Strategy and Outlook: Our outlook for 2011 is generally optimistic and we believe we will see continued improvement in U.S. economic growth. This trend along with improving business and consumer confidence and a less hostile attitude toward capital markets from Washington, DC, should lead to another reasonably good year for risk assets. While our expectations for market gains in 2011 are similar to what they were going into 2010, we believe that the risks have moved from the downside to the upside. The Portfolio continues to be positioned with an eye toward what we believe are the opportunities presented by the market recovery. At the end of the year, the Portfolio’s notable sector overweights relative to the benchmark were in the consumer discretionary and healthcare sectors, while it was underweight information technology and consumer staples.

*	Effective October 8, 2010, Mr. Stournaras was added as portfolio manager to the Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*

as of December 31, 2010

(as a percent of net assets)

ExxonMobil Corp.	3.3%
Apple, Inc.	2.6%
Philip Morris International, Inc.	2.3%
Intel Corp.	2.2%
Abbott Laboratories	1.9%
Ford Motor Co.	1.8%
DIRECTV	1.5%
Dell, Inc.	1.4%
TJX Cos., Inc.	1.3%
International Paper Co.	1.3%

*	Excludes short-term investments related to securities lending collateral.

Portfolio holdings are subject to change daily.

4

PORTFOLIO MANAGERS’ REPORT	ING BLACKROCK LARGE CAP GROWTH PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2010
	1 Year	5 Year	Since Inception of Class ADV March 17, 2004		Since Inception of Class I April 28, 2006		Since Inception of Class S May 1, 2002	Since Inception of Class S2 September 9, 2002
Class ADV	13.04%	0.21%	3.34%		—		—	—
Class I	13.60%	—	—		0.09%		—	—
Class S	13.42%	0.57%	—		—		2.97%	—
Class S2+	13.21%	0.28%	—		—		—	5.09%
Russell 1000® Growth Index	16.71%	3.75%	4.37	%(1)	3.38	%(2)	4.02%	6.40	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING BlackRock Large Cap Growth Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

+	On October 3, 2005, all outstanding shares of Class S2 were fully redeemed. On May 26, 2006, Class S2 recommenced operations. The returns for Class S2 include the performance of Class S, adjusted to reflect the higher expense of Class S2, for the period of October 4, 2005 to May 25, 2006.
(1)	Since inception performance of the index is shown from April 1, 2004.
(2)	Since inception performance of the index is shown from May 1, 2006.
(3)	Since inception performance of the index is shown from September 1, 2002.

5

ING BLACKROCK LARGE CAP VALUE PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Industry Allocation

as of December 31, 2010

(as a percent of net assets)

Financials	17.5%
Health Care	16.1%
Consumer Discretionary	11.7%
Utilities	10.9%
Information Technology	10.4%
Industrials	9.0%
Energy	7.5%
Telecommunication Services	7.4%
Materials	4.7%
Consumer Staples	4.6%
Other Assets and Liabilities — Net*	0.2%

Net Assets	100.0%

*	Includes short-term investments related to Blackrock Liquidity Funds TempFund Portfolio — Class I and securities lending collateral.

Portfolio holdings are subject to change daily.

ING BlackRock Large Cap Value Portfolio (the ‘‘Portfolio’’) seeks long-term growth of capital. The Portfolio is managed by Robert C. Doll, Jr., CFA, Vice Chairman, Director, Daniel Hanson, CFA, Director, and Peter Stournaras, CFA, Director, Portfolio Managers of BlackRock Investment Management, LLC — the Sub-Adviser.*

Performance: For the year ended December 31, 2010, the Portfolio’s Class S shares provided a total return of 11.01% compared to the Russell 1000® Value Index, which returned 15.51% for the same period.

Portfolio Specifics: For the 12-month period ended December 31, 2010, the Portfolio underperformed its benchmark, the Russell 1000® Value Index. Detracting most notably from performance was security selection in the financials sector, followed by an underweight relative to the benchmark index in the energy sector. Over the past few years, the financials sector has been faced with a number of challenges. Financial regulatory reform has posed significant issues for business models across the sector. In addition, the exceedingly high levels of leverage that fueled impressive earnings growth in the past are no longer supported by the credit markets. Earnings have rebounded from their recent lows; however, this growth was driven by declining loan loss reserves and a steep yield curve influenced by the Federal Reserve, neither of which can continue forever. In short, we continue to maintain an underweight in financials and we have found more attractive opportunities elsewhere. In the energy sector, transaction timing drove underperformance. The Portfolio was overweight relative to the benchmark in the energy equipment & services industry when the oil spill occurred in the Gulf of Mexico. Though the stocks had already declined, we reduced exposure to oil services companies in the second quarter, as we were concerned that market prices were not fully factoring in a forthcoming regulatory response to the oil spill. However, early in the third quarter, investors became comfortable that the spill was contained and bid the previously beaten down stocks higher; as a result, the Portfolio’s underweight exposure detracted from relative performance.

On the positive side, the Portfolio’s security selection in the consumer discretionary and healthcare sectors, were notable contributors to performance. In consumer discretionary, the Portfolio’s holdings in specialty retailers with encouraging inventory management practices and limited promotional activity performed well amid improving consumer spending trends and a better-than-expected holiday shopping season. Across the healthcare sector, the Portfolio benefited from increased levels of merger and acquisition activity. One of the Portfolio’s pharmaceutical holdings was tendered at a significant premium, while other sector holdings traded higher amid prevalent consolidation.

Current Strategy and Outlook: Our outlook for 2011 is generally optimistic and we believe we will see continued improvement in U.S. economic growth. This trend along with improving business and consumer confidence and a less hostile attitude toward capital markets from Washington, DC, should lead to another reasonably good year for risk assets. While our expectations for market gains in 2011 are similar to what they were going into 2010, we believe that the risks have moved from the downside to the upside. The Portfolio continues to be positioned with an eye toward what we believe are the opportunities presented by the market recovery. At the end of the year, the Portfolio’s notable sector overweights relative to the benchmark were in the information technology and utilities sectors, while it was underweight financials and consumer staples.

*	Effective October 8, 2010, Mr. Stournaras was added as portfolio manager to the Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*

as of December 31, 2010

(as a percent of net assets)

General Electric Co.	2.6%
Verizon Communications, Inc.	2.4%
Comcast Corp. — Class A	2.1%
Amgen, Inc.	1.8%
Bristol-Myers Squibb Co.	1.7%
UnitedHealth Group, Inc.	1.6%
Intel Corp.	1.5%
Corning, Inc.	1.5%
Eli Lilly & Co.	1.4%
Marathon Oil Corp.	1.4%

*	Excludes short-term investments related to securities lending collateral.

Portfolio holdings are subject to change daily.

6

PORTFOLIO MANAGERS’ REPORT	ING BLACKROCK LARGE CAP VALUE PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2010
	1 Year	5 Year	Since Inception of Class ADV April 28, 2006		Since Inception of Class I May 18, 2004		Since Inception of Class S May 1, 2002	Since Inception of Class S2 September 9, 2002
Class ADV	10.81%	—	(2.71)%		—		—	—
Class I	11.29%	(0.09)%	—		2.79%		—	—
Class S	11.01%	(0.34)%	—		—		2.89%	—
Class S2	10.88%	(0.48)%	—		—		—	5.33%
Russell 1000® Value Index	15.51%	1.28%	(0.41	)%(1)	4.17	%(2)	4.40%	6.40	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Black Rock Large Cap Value Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract.

The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	Since inception performance of the index is shown from May 1, 2006.
(2)	Since inception performance of the index is shown from June 1, 2004.
(3)	Since inception performance of the index is shown from September 1, 2002.

7

ING CLARION REAL ESTATE PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Industry Allocation

as of December 31, 2010

(as a percent of net assets)

Financials	97.8%
Consumer Discretionary	1.9%
Other Assets and Liabilities — Net*	0.3%

Net Assets	100.0%

*	Includes short-term investments related to Blackrock Liquidity Funds TempFund Portfolio - Class I and securities lending collateral.

Portfolio holdings are subject to change daily.

ING Clarion Real Estate Portfolio (the ‘‘Portfolio’’) seeks total return including capital appreciation and current income. The Portfolio is managed by T. Ritson Feguson, Chief Investment Officer, and Joseph P. Smith, Managing Director, of ING Clarion Real Estate Securities LLC (“ING CRES”) — the Sub-Adviser.

Performance: For the year ended December 31, 2010, the Portfolio’s Class S shares provided a total return of 27.98% compared to the MSCI U.S. REIT Index, which returned 26.97% for the same period.

Portfolio Specifics: Property companies generated positive returns for the year as they continued to emerge from the aftermath of the credit crisis. Positive performance was concentrated in the second half of the year as markets rallied on a combination of temporary relief from the sovereign debt crisis in Europe, news that the U.S. Federal Reserve Bank (the “Fed”) would introduce additional quantitative easing and indications that the economic outlook was improving. Returns were underpinned by earnings reports which on balance were in-line to ahead of expectations and reflected steadily improving real estate fundamentals.

The most notable factor that has continued to drive performance over the past year has been public companies’ continued access to the capital markets, as companies have been able to raise equity capital as well as issue both secured and unsecured debt. Almost as important has been the continued demand for yield by investors, which has resulted in lower interest rates. As a result, the cost of capital has come down for public companies, and yield spreads have stabilized at levels that are in-line with historic averages. Public companies have been able to raise the necessary capital to cover commitments and many of the higher-quality companies have also raised additional funds that will allow them to buy assets at what we believe will be attractive valuations, which will be accretive to earnings. As economic news continues to improve and the real estate fundamentals show marked improvement off of trough earnings, we believe stock prices for public real estate companies will reflect their improved earnings growth potential.

Relative outperformance was driven by a combination of stock selection and asset allocation decisions. Stock selection contributed a little more than half of the relative outperformance during the period as the Portfolio’s holdings in the mall, office, storage and healthcare sectors more than offset relative underperformance of stock selection in the industrial and hotel sectors. Sector allocation benefited performance during the period and was driven by the combination of an overweight to the outperforming apartment and mall sectors as well as an underweight to the underperforming office and healthcare sectors.

Current Strategy and Outlook: The Portfolio continues to maintain a core positioning in what we believe are high-quality companies. We remain overweight sectors and geographies offering long-term leases and high percentages of earnings from recurring sources (primarily contract lease rental income). We prefer companies offering, in our opinion, more transparency, strong balance sheets and good, experienced management teams. We remain disciplined investors in those companies which we believe to provide appropriate above average total return potential without exposing the Portfolio to excessive downside risk. We remain overweight sectors which stand to benefit from an economic recovery, including the shorter lease length apartment sector as well as certain office markets, such as New York City and Washington, D.C.

We remain underweight property types which conversely react more slowly to economic recovery including healthcare and most suburban office markets. Our outlook remains predicated on the assumption of gradual but steady economic growth.

We believe 2011 will be the first normalized real estate investment and operating environment that we have seen in many years, where companies can create value via a combination of managing existing portfolios while deploying and sourcing capital in a way that enhances shareholder value. We believe the economic backdrop could prove to be conducive to improving real estate fundamentals which will be the key driver of public property company returns as we look forward.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Portfolios. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings

as of December 31, 2010

(as a percent of net assets)

Simon Property Group, Inc.	9.8%
Equity Residential	6.0%
Vornado Realty Trust	5.7%
Host Hotels & Resorts, Inc.	5.3%
Boston Properties, Inc.	4.9%
AvalonBay Communities, Inc.	3.8%
HCP, Inc.	3.8%
Public Storage, Inc.	3.6%
Macerich Co.	3.6%
Prologis	3.5%

Portfolio holdings are subject to change daily.

8

PORTFOLIO MANAGERS’ REPORT	ING CLARION REAL ESTATE PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2010
	1 Year	5 Year	10 Year		Since Inception of Class ADV April 17, 2006		Since Inception of Class I May 19, 2003		Since Inception of Class S2 September 9, 2002
Class ADV	27.57%	—	—		2.16%		—		—
Class I	28.28%	4.16%	—		—		12.59%		—
Class S	27.98%	3.89%	11.25%		—		—		—
Class S2	27.75%	3.74%	—		—		—		11.96%
MSCI U.S. REIT Index	26.97%	1.50%	10.57	%*	(0.53	)%(1)	10.27	%(2)*	10.25	%(3)*

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Clarion Real Estate Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end. For variable universal life policies, please log on to www.ing.com/us to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	Since inception performance of the indices is shown from May 1, 2006.
(2)	Since inception performance of the indices is shown from June 1, 2003.
(3)	Since inception performance of the indices is shown from September 1, 2002.
*	Prior to July 1, 2005, the MSCI U.S. REIT Index did not include the deduction of withholding taxes.

9

ING FRANKLIN INCOME PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Investment Type Allocation

as of December 31, 2010

(as a percent of net assets)

Corporate Bonds/Notes	54.0%
Common Stock	37.3%
Preferred Stock	5.2%
Municipal Bonds	0.4%
Collateralized Mortgage Obligations	0.3%
Real Estate Investment Trusts	0.2%
Warrants	0.0%
Other Assets and Liabilities — Net*	2.6%

Net Assets	100.0%

*	Includes short-term investments related to securities lending collateral.

Portfolio holdings are subject to change daily.

ING Franklin Income Portfolio (the “Portfolio”) seeks to maximize income while maintaining prospects for capital appreciation. The Portfolio is managed by Edward D. Perks, Charles B. Johnson, Alex Peters and Matt Quinlan, Portfolio Managers of Franklin Advisers, Inc. — the Sub-Adviser.*

Performance: For the year ended December 31, 2010, the Portfolio’s Class S shares provided a total return of 12.97% compared to the S&P 500® Index, Barclays Capital U.S. Intermediate Government/Credit Bond Index and the Composite Index (60% of the S&P 500® Index and 40% of the Barclays Capital U.S. Intermediate Government/Credit Bond Index), which returned 15.06%, 5.89% and 11.84%, respectively, for the same period.

Portfolio Specifics: During the 12 months under review, the U.S. economy advanced unevenly. Domestic equity markets fluctuated as investor confidence shifted with each release of encouraging or discouraging economic, regulatory and political news. Ultimately, stock markets made solid gains for the year. In our opinion, fixed income markets experienced market volatility similar to that of equity markets as concerns about weak economic data and potential spillover effects of the European debt crisis affected investor sentiment. U.S. Treasury prices rose as yields fell to very low levels during the period. In addition, healthy equity market performance and an improving economic outlook supported the high yield corporate bond market, which also produced solid results for the year.

During the period, the Portfolio benefited from strong absolute performance from both equity and fixed income securities.

Within fixed income, we reduced holdings in the energy, communications, consumer non-cyclical and consumer discretionary sectors and increased holdings in financials and information technology. Within financials, we initiated a position in bank holding company CIT Group, Inc. In technology, we added investments across electronic payment company First Data Corp.’s capital structure by purchasing several senior secured and subordinated notes.

Fixed income contributors to performance included holdings in the financial, energy, technology, and consumer non-cyclical sectors. Individual contributors to performance included high yield bonds from Freescale Semiconductor, Inc., CIT Group, Inc., First Data Corp. and Ford Motor Credit Co. Power generation companies including Energy Future Holdings and Dynegy Holdings, Inc. detracted from performance largely due to the negative impact of lower power prices on profitability.

We increased the Portfolio’s equity weighting, which raised allocations in several sectors including energy and healthcare. Equity contributors to performance included holdings in the energy, utilities and financials sectors. Energy sector contributors included ConocoPhillips and ExxonMobil Corp. Financials contributors included Citigroup, Inc., iStar Financial, Inc. and Wells Fargo & Co. In the utilities sector, Southern Co. was a significant contributor to results. Dex One Corp., the successor company to publishing solutions provider R.H. Donnelley Corp., was a significant detractor from performance among equity investments.

Current Strategy and Outlook: The Portfolio generally invests in corporate, foreign and U.S. Treasury bonds as well as stocks and convertible securities with dividend yields we believe are attractive. Bonds and stocks are selected for the Portfolio on the basis of our assessment of their potential long-term value and on the basis of fundamental, bottom-up research.

Our strategy is to invest in bonds and stocks of companies we consider undervalued or out of favor. Looking forward, we continue to seek investment opportunities across a wide range of asset classes that could help the Portfolio achieve its investment objective to maximize income while maintaining prospects for capital appreciation. We remain optimistic about opportunities across the capital structure from bank debt and corporate bonds to convertible securities and common stocks.

*	Effective April 30, 2010, Mr. Peters and Mr. Quinlan were added as portfolio managers to the Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*

as of December 31, 2010

(as a percent of net assets)

ExxonMobil Corp.	2.1%
JPMorgan Chase & Co., 7.900%, due 04/29/49	1.7%
Merck & Co., Inc.	1.6%
Southern Co.	1.5%
CIT Group, Inc., 7.000%, due 05/01/15	1.5%
ConocoPhillips	1.3%
Texas Competitive Electric Holdings Co., LLC, 3.764%, due 10/10/14	1.2%
Duke Energy Corp.	1.2%
Canadian Oil Sands Trust	1.2%
Roche Holding AG — Genusschein	1.2%

*	Excludes short-term investments related to securities lending collateral.

Portfolio holdings are subject to change daily.

10

PORTFOLIO MANAGERS’ REPORT	ING FRANKLIN INCOME PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2010
	1 Year	Since Inception of Class ADV December 29, 2006		Since Inception of Class I and S April 28, 2006		Since Inception of Class S2 May 3, 2006
Class ADV	12.51%	1.48%		—		—
Class I	13.25%	—		4.13%		—
Class S	12.97%	—		3.87%		—
Class S2	12.80%	—		—		3.75%
S&P 500® Index	15.06%	(0.83	)%(1)	1.27	%(2)	1.27	%(2)
Barclays Capital U.S. Intermediate Government/Credit Bond Index	5.89%	5.90	%(1)	6.01	%(2)	6.01	%(2)
Composite Index	11.84%	2.30	%(1)	3.57	%(2)	3.57	%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Franklin Income Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. For variable annuity contracts, please call (800) 992-0180 to get performance through the most recent month end. For variable universal life policies, please log on to www.ing.com/us to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	Since inception performance of the indices is shown from January 1, 2007.
(2)	Since inception performance of the indices is shown from May 1, 2006.

11

ING FRANKLIN MUTUAL SHARES PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Industry Allocation

as of December 31, 2010

(as a percent of net assets)

Consumer Staples	22.0%
Financials	17.3%
Health Care	10.6%
Information Technology	10.2%
Consumer Discretionary	7.6%
Energy	6.7%
Utilities	4.9%
Industrials	4.2%
Telecommunication Services	3.5%
Materials	3.4%
Other Assets and Liabilities — Net*	9.6%

Net Assets	100.0%

*	Includes short-term investments related to U.S. government agency obligation and U.S. Treasury Bill.

Portfolio holdings are subject to change daily.

ING Franklin Mutual Shares Portfolio (the “Portfolio”) seeks capital appreciation, with income as a secondary goal. The Portfolio is managed by Peter A. Langerman, President, CEO, and Co-Portfolio Manager, F. David Segal, CFA, Co-Portfolio Manager and Deborah A. Turner, CFA, Assistant Portfolio Manager, of Franklin Mutual Advisers, LLC - the Sub-Adviser.

Performance: For the year ended December 31, 2010, the Portfolio’s Class S shares provided a total return of 11.54% compared to the S&P 500® Index, which returned 15.06% for the same period.

Portfolio Specifics: The year under review was characterized by an uneven global economic recovery. Emerging market regions primarily led growth, as they were generally unconstrained by the debt overhang burdening western economies and benefited from strong intrinsic demand and significant capital inflows. Developed economies grew at a more subdued pace, with demand recovery and asset price reflation heavily underpinned by government-sponsored liquidity-enhancing measures. Global equity markets responded favorably and made solid gains.

Many of the Portfolio’s investments increased in value. Three particularly strong performers were U.K.-based British American

Tobacco PLC (“BAT”), U.S. tobacco company Altria Group, Inc. (“Altria’) and German automaker Volkswagen AG (“Volkswagen”). BAT’s unit volume trends improved during the year, and the company was able to expand margins and deliver earnings growth that exceeded analyst expectations. Altria’s stock performed well due to some company-specific events and generally favorable market trends, while Volkswagen, Europe’s largest auto maker, announced its intention to merge its operations with Porsche, a move we believe may enhance the company’s sales and profit development.

Some of the Portfolio’s investments, however, lost value during 2010. These included Swiss-incorporated deepwater drilling contractor Transocean, Inc. (“Transocean”); German utility conglomerate E.ON AG (“E.ON”), and U.S.-based Bank of America Corp. (“Bank of America”). Transocean, the world’s largest offshore drilling contractor, suffered when its Deepwater Horizon rig caught fire and sank in the Gulf of Mexico. Shares of E.ON fell due to weak power fundamentals in some markets and lower natural gas prices during the period. Bank of America was hurt largely due to concerns about potential mortgage losses and new U.S. financial regulations that may pressure consumer-related fees.

During the year, the Portfolio held currency forwards to somewhat hedge the currency risk of the Portfolio’s non-U.S. dollar investments; the hedges aided the Portfolio’s absolute performance.

Current Strategy and Outlook: We are optimistic about the merger and acquisition space in 2011 due to ongoing economic and market strength, combined with continuing accumulation of cash on corporate balance sheets and strong corporate earnings. In the distressed debt arena, many leveraged buyouts from 2005-2007 appear to us to have unsustainable capital structures. We approach 2011 with our share of concerns: In the U.S., we see persistently high unemployment, significant budget deficits and rising interest rates. In Europe, the underlying stresses that led to liquidity crises in 2010 remain, and in Asia, growth continues, but at an uncertain pace. However, we believe such challenges can help create company-specific opportunities for us.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings

as of December 31, 2010

(as a percent of net assets)

CVS Caremark Corp.	3.0%
British American Tobacco PLC	2.2%
Kraft Foods, Inc.	2.1%
Microsoft Corp.	2.1%
UnitedHealth Group, Inc.	1.9%
Nestle S.A.	1.7%
Xerox Corp.	1.6%
Altria Group, Inc.	1.6%
Weyerhaeuser Co.	1.6%
Imperial Tobacco Group PLC	1.6%

Portfolio holdings are subject to change daily.

12

PORTFOLIO MANAGERS’ REPORT	ING FRANKLIN MUTUAL SHARES PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2010
	1 Year	Since Inception of Class ADV, I and S April 30, 2007
Class ADV	11.15%	(4.81)%
Class I	11.91%	(4.13)%
Class S	11.54%	(4.37)%
S&P 500® Index	15.06%	(2.24	)%(1)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Franklin Mutual Shares Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. For variable annuity contracts, please call (800) 992-0180 to get performance through the most recent month end. For variable universal life policies, please log on to www.ing.com/us to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	Since inception performance of the index is shown from May 1, 2007.

13

ING JPMORGAN SMALL CAP CORE EQUITY PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Industry Allocation

as of December 31, 2010

(as a percent of net assets)

Financials	21.5%
Consumer Discretionary	16.3%
Industrials	15.6%
Information Technology	12.8%
Health Care	11.2%
Materials	6.2%
Energy	6.0%
Utilities	2.6%
Consumer Staples	2.5%
Telecommunication Services	1.5%
U.S. Treasury Notes	0.1%
Other Assets and Liabilities — Net*	3.7%

Net Assets	100.0%

*	Includes short-term investments related to Blackrock Liquidity Funds TempFund Portfolio — Class I and securities lending collateral.

Portfolio holdings are subject to change daily.

ING JPMorgan Small Cap Core Equity Portfolio (the ‘‘Portfolio’’) seeks capital growth over the long term. The Portfolio is managed using two investment styles — quantitative and fundamental analysis. The Portfolio is managed by Christopher T. Blum, CFA, Managing Director, Dennis S. Ruhl, CFA, Vice President, and Glenn Gawronski, CFA, Vice President, Portfolio Managers of J.P. Morgan Investment Management Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2010, the Portfolio’s Class S shares provided a total return of 26.72% compared to the Russell 2000® Index, which returned 26.85% for the same period.

Portfolio Specifics: The Portfolio outperformed its benchmark, before the deduction of expenses, in 2010, as stock selection in the semiconductor and consumer cyclical sectors aided returns. At the stock level, BroadSoft, Inc. was among the top contributors to performance. The telecommunication services company rallied after reporting strong quarterly earnings and improved profit margins driven by demand for its communication applications. Deckers Outdoor Corp., a footwear producer and marketer, also aided returns. The stock price trended higher after the company reported better-than-expected earnings due to strong sales across all geographic regions.

Alternatively, stock selection in the systems hardware and health services and systems sectors weighed on results. The top detractor during the year was EXCO Resources, Inc. The stock declined along with falling prices of natural gas, which accounts for 90% of the company’s business. In addition, shares of Chiquita Brands International, Inc., a banana company, trended lower after the company posted quarterly losses due to lower pricing and declining demand in its European market.

Current Strategy and Outlook: We employ a bottom-up approach to stock selection, seeking to identify what we believe are undervalued small-cap companies that consistently generate cash flows and have improving business trends and superior market sentiment. Our hybrid investment process combines quantitative and qualitative research efforts to identify companies that exhibit the aforementioned characteristics, which we believe will outperform over time through complete market cycles. Potential investments are subjected to rigorous financial analysis and a disciplined approach to valuation.

We believe that the recent trends of an improving economy and confidence will continue in 2011. As major inflection points subside with macro risks, we believe we will see a more favorable environment for the Portfolio, which targets anomalies in momentum. In our opinion, the remarkable health of the corporate sector, with companies beating analysts’ earnings expectations, can be a positive catalyst to the momentum factor as well.

Specific to the valuation factor, we have begun to see increasing efficacy of free cash-flow-based valuation metrics. This is attributed to the fact that corporations have abundant cash and are looking to spend it on acquisitions, and free cash flow is something they target.

We remain disciplined in our investment process and believe the best way to generate consistent returns is through a process that blends quantitative and qualitative investing. As markets continue to normalize and with the aforementioned factors, we believe that our approach should be rewarded by the marketplace going forward.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*

as of December 31, 2010

(as a percent of net assets)

Silgan Holdings, Inc.	1.4%
ProAssurance Corp.	1.1%
IBERIABANK Corp.	1.1%
Jarden Corp.	1.1%
Waste Connections, Inc.	1.0%
TransDigm Group, Inc.	0.9%
Coventry Health Care, Inc.	0.9%
Regal-Beloit Corp.	0.8%
Papa John’s International, Inc.	0.8%
Aptargroup, Inc.	0.8%

*	Excludes short-term investments related to Blackrock Liquidity Funds TempFund Portfolio — Class I and securities lending collateral.

Portfolio holdings are subject to change daily.

14

PORTFOLIO MANAGERS’ REPORT	ING JPMORGAN SMALL CAP CORE EQUITY PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2010
	1 Year	5 Year	Since Inception of Class ADV August 12, 2004		Since Inception of Class I May 6, 2004		Since Inception of Class S May 1, 2002	Since Inception of Class S2 September 9, 2002
Class ADV	26.27%	4.93%	7.97%		—		—	—
Class I	27.07%	5.57%	—		7.71%		—	—
Class S	26.72%	5.32%	—		—		7.00%	—
Class S2	26.53%	5.15%	—		—		—	9.68%
Russell 2000® Index	26.85%	4.47%	7.03	%(1)	6.55	%(2)	6.44%	10.13	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING JPMorgan Small Cap Core Equity Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. Total returns do not include charges imposed by the insurance company separate account. If these were included, performance would be lower.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	Since inception performance of the index is shown from August 1, 2004.
(2)	Since inception performance of the index is shown from May 1, 2004.
(3)	Since inception performance of the index is shown from September 1, 2002.

15

ING LARGE CAP GROWTH PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Industry Allocation

as of December 31, 2010

(as a percent of net assets)

Information Technology	30.9%
Consumer Discretionary	15.0%
Industrials	10.9%
Energy	10.7%
Health Care	10.2%
Consumer Staples	9.6%
Financials	5.2%
Materials	4.3%
Exchange-Traded Funds	1.0%
Telecommunication Services	0.9%
Other Assets and Liabilities — Net*	1.3%

Net Assets	100.0%

*	Includes short-term investments related to Blackrock Liquidity Funds TempFund Portfolio — Class I.

Portfolio holdings are subject to change daily.

ING Large Cap Growth Portfolio (the ‘‘Portfolio’’) seeks long-term capital growth. The Portfolio is managed by Christopher Corapi and Jeffrey Bianchi, Portfolio Managers of ING Investment Management Co. — the Sub-Adviser.*

Performance: For the year ended December 31, 2010, the Portfolio’s Class S shares, provided a total return of 14.25% compared to the Russell 1000® Growth Index, which returned 16.71% for the same period.

Portfolio Specifics: Wells Capital Management, Inc. (January 1, 2010 through June 11, 2010) — In the first half of the year, equity markets continued their volatility with recovery in the first quarter and retrenchment in the second quarter of 2010. Market expectations were still looking for signs of stabilization and self-sustaining growth. Investor concerns centered on fears of a slowing Chinese economy due to government tightening policy, the potential of sovereign debt defaults in Europe and poorer than expected unemployment and housing data in the U.S., which raised fears of a possible “double dip” recession domestically.

Strong sector performance resulted from consumer staples, industrials, and financials. Within the financials sector, SEI Investments Co. (“SEI”) and Legg Mason, Inc. (“Legg Mason”) contributed strongly to performance. SEI was the best performing stock for the first half of the year. Legg Mason surged after announcing the return of strong profits for the fiscal fourth quarter after large losses from the year prior. Another notable performer was spice producer McCormick & Co., Inc. which delivered strong second quarter financials and announced a stock buy-back program.

Technology holdings delivered mixed performance, with strength from software holding FactSet Research Systems, Inc. and semi-conductor holding Altera Corp., but overall underperformance by the sector, in particular Google, Inc which was the single largest detractor to performance.

Other underperforming sectors include healthcare and consumer discretionary. On-line retailers Amazon.com, Inc. and Blue Nile, Inc. were leading detractors for the first half of 2010 but had contributed strongly to performance in 2009. Financial sector gains were tempered by underperformance in Visa, Inc. Visa, Inc. declined significantly in reaction to the decision to allow the Federal Reserve to regulate fees on debit cards.

ING Investment Management Co. (June 12, 2010 through December 31, 2010) — 2010 was another good year for global equities, although there was a clear performance division between the nations of the “old world” and those that comprise the “new world.” Asia and Latin America served as the world’s growth engine in 2010. Economic growth in developing nations was so strong that inflation started to reemerge as a policy problem. As a consequence of this strong economic activity, emerging markets and developing Asia posted the strongest returns.

After ING Investment Management Co. took over management of the Portfolio, it outperformed its benchmark due to stock selection. Strong stock selection was centered in the energy, consumer staples and industrials sectors. By contrast weak selection in materials and healthcare detracted from the result.

The top three performing stocks were priceline.com Inc. National Oilwell Varco, Inc. (“National Oilwell Varco”) and Qualcomm, Inc. (“Qualcomm”). Priceline.com, Inc. outperformed during the time frame amid continued positive earnings driven by strong results from its European website Bookings.com. National Oilwell Varco added significant value to the Portfolio, continuing to outperform as oil prices rose. Qualcomm benefited from increased popularity of CDMA smartphones. In addition, investors were optimistic about increased sales going forward as it became likely that Apple’s iPhone would become available on Verizon’s CDMA network.

Cisco Systems, Inc. (“Cisco”) and Visa, Inc. (“Visa”) weighed on performance during the time frame. Cisco underperformed during the latter stages of 2010 after the company announced lower guidance. Visa underperformed after the Federal Reserve lowered the interchange fee on debit cards by approximately 75%. Our and Street expectations were that price declines would be about 40-50%. Other significant detractors were the Portfolio’s underweights of energy company Schlumberger Ltd. and Coca-Cola Co.

Current Strategy and Outlook: We are optimistic regarding the prospects for U.S. equities in 2011. We believe easy monetary conditions, attractive valuations and strong corporate balance sheets should act as powerful catalysts for further appreciation. Based upon current relative valuations, we believe that equities will be an attractive target for investors in 2011. In addition, growth is trading at a discount to value. Against the backdrop of slower global growth we would argue that growth will trade at a premium as investors seek to exploit limited opportunities.

*	Prior to June 12, 2010, the Portfolio was managed by Wells Capital Management, Inc. Effective June 12, 2010, ING Investment Management Co. became the sub-adviser for the Portfolio and effective June 14, 2010, the Portfolio’s name and investment strategies were changed.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class..

Top Ten Holdings

as of December 31, 2010

(as a percent of net assets)

Apple, Inc.	5.6%
ExxonMobil Corp.	5.0%
Microsoft Corp.	3.6%
Google, Inc. — Class A	3.4%
Oracle Corp.	3.0%
Cisco Systems, Inc.	3.0%
Qualcomm, Inc.	2.9%
Philip Morris International, Inc.	2.7%
National Oilwell Varco, Inc.	2.1%
DIRECTV	2.1%

Portfolio holdings are subject to change daily.

16

PORTFOLIO MANAGERS’ REPORT	ING LARGE CAP GROWTH PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2010
	1 Year	5 Year	Since Inception of Class ADV December 29, 2006		Since Inception of Class I May 2, 2005		Since Inception of Class S May 3, 2004		Since Inception of Class S2 May 13, 2004
Class ADV	13.91%	—	6.61%		—		—		—
Class I	14.59%	7.09%	—		8.66%		—		—
Class S	14.25%	6.80%	—		—		6.59%		—
Class S2	14.11%	6.64%	—		—		—		6.45%
Russell 1000® Growth Index	16.71%	3.75%	2.47	%(1)	5.37	%(2)	4.61	%(3)	4.61	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Large Cap Growth Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio Shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	Since inception performance of the index is shown from January 1, 2007.
(2)	Since inception performance of the index is shown from May 1, 2005.
(3)	Since inception performance of the index is shown from May 1, 2004.

17

ING LIMITED MATURITY BOND PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Investment Type Allocation

as of December 31, 2010

(as a percent of net assets)

Corporate Bonds/Notes	49.8%
U.S. Treasury Obligations	31.9%
U.S. Government Agency Obligations	8.0%
Asset-Backed Securities	4.6%
Collateralized Mortgage Obligations	2.3%
Common Stock	0.0%
Other Assets and Liabilities — Net*	3.4%

Net Assets	100.0%

*	Includes short-term investments related to Blackrock Liquidity Funds TempFund Portfolio — Class I and securities lending collateral.

Portfolio holdings are subject to change daily.

ING Limited Maturity Bond Portfolio (the ‘‘Portfolio’’) seeks the highest current income consistent with low risk to principal and liquidity. As a secondary objective, the Portfolio seeks to enhance its total return through capital appreciation when market factors, such as falling interest rates and rising bond prices, indicate that capital appreciation may be available without significant risk to principal. The Portfolio is managed by Christine Hurtsellers, Matthew Toms and Michael Mata, Portfolio Managers of ING Investment Management Co. — the Sub-Adviser.*

Performance: For the year ended December 31, 2010, the Portfolio’s Class S shares provided a total return of 3.13% compared to the Barclays Capital U.S. 1-3 Year Government/Credit Bond Index, which returned 2.80% for the same period.

Portfolio Specifics: The Portfolio outperformed its benchmark for 2010. We saw dramatic shifts of interest rates throughout the year as the economy reacted to events such as the BP oil spill in the Gulf of Mexico, the European debt crisis, quantitative easing and tax policy changes. The Portfolio stayed close to the benchmark in terms of duration and yield curve positioning for most of the year, which slightly detracted from performance.

We saw the economy continue to heal and expand in 2010. Most non-Treasury or spread sectors within fixed income consequently outperformed. Our specific overweight positions to several spread sectors, e.g., corporate bonds, residential mortgage-backed securities (“RMBS”) and commercial mortgage-backed securities led our outperformance for the year. Our underweighting of U.S. Treasuries and agency debentures to fund the spread sector overweight positions also benefited the performance of the Portfolio.

As economic data improved through the year and consumer confidence and spending returned, investment grade credit outperformed along with our security selection within investment grade corporate bonds. Our favoring of issuers in a variety of subsectors in the financial services sector, and several industrials subsectors, helped the Portfolio outperform. Finally, our security selection decisions within RMBS and asset-backed securities also had a positive impact on Portfolio results for the year.

Our derivative usage was limited to interest rate futures and swaps for interest rate management. As stated above our interest rate management had a slight negative overall impact on the Portfolio’s relative performance. In addition, we had a small allocation to credit default swaps during the period as part of our investment grade corporate credit security selection process which helped relative performance.

Current Strategy and Outlook: In December, investors got several signs that economic growth for 2011 appears likely to be better than originally thought. Extension of the Bush-era tax rates along with reports showing increases in consumer sentiment and spending, durable goods orders picking up and service sector growth all helped to alleviate fears of a stagnating U.S. economy. On the flip side, persistently high unemployment and a housing market struggling to recover continue to temper our enthusiasm of economic growth going forward.

We begin 2011 with an economy that is absent any signs of inflation. We believe this allows the U.S. Federal Reserve ( the “Fed”) to remain overly accommodative, keeping short rates near zero and following its program of Treasury purchases out the yield curve. We expect interest rates to be somewhat contained given our tempered economic growth view and the Fed’s commitment to a second round of quantitative easing. Consequently, we remain close to neutral relative to the benchmark in our duration positioning.

We believe this base case of slow continued economic growth with low inflation will be supportive of risk assets and therefore remain overweight across most spread sectors. We continue to be positive on investment grade credit. We believe strong earnings and clean balance sheets and continued flows from investors seeking yield in high quality assets provide attractive technical support for the sector. Discussions about potentially more quantitative easing and the sovereign debt issues could keep investors seeking a safer trade for some time, which should be supportive for high quality fixed income assets. Even if interest rates drift modestly higher, we believe corporate bonds still could perform well under our base economic forecast.

We continue to overweight commercial mortgage-backed securities and non-agency RMBS, as we see the supply/demand factors remain supportive and we believe the underlying fundamentals are likely to continue to support current valuations.

In non-index sectors, we remain constructive but selective in high yield and see value in emerging market debt (“EMD”). We believe high yield returns are attractive relative to other asset classes; even if interest rates rise, high yield might deliver positive performance, as we also believe of investment grade corporate bonds. EMD held up well recently despite the issues in Europe, and we continue to favor this asset class. We see the greatest value and opportunity in local currency EMD as further dollar depreciation could benefit investments denominated in local currencies.

*	Effective August 2, 2010 Mike Hyman, Peter Guan and Chris Diaz were removed as Portfolio Managers to the Portfolio and Matthew Toms and Michael Mata were added as Portfolio Managers to the Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*

as of December 31, 2010

(as a percent of net assets)

U.S. Treasury Note, 0.625%, due 12/31/12	14.1%
U.S. Treasury Note, 0.750%, due 12/15/13	10.1%
U.S. Treasury Note, 2.125%, due 12/31/15	2.6%
Federal National Mortgage Association, 6.000%, due 05/15/11	2.5%
U.S. Treasury Note, 3.875%, due 08/15/40	2.4%
Federal Home Loan Bank, 1.375%, due 05/16/11	2.1%
Bank of America Corp., 2.100%, due 04/30/12	2.1%
Citigroup, Inc., 2.125%, due 04/30/12	2.0%
Ally Financial, Inc., 2.200%, due 12/19/12	1.6%
Federal Home Loan Bank, 3.625%, due 07/01/11	1.5%

*	Excludes short-term investments related to Blackrock Liquidity Funds TempFund Portfolio — Class I and securities lending collateral.

Portfolio holdings are subject to change daily.

18

PORTFOLIO MANAGERS’ REPORT	ING LIMITED MATURITY BOND PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2010
	1 Year	5 Year	10 Year	Since Inception of Class ADV and S2 April 28, 2006		Since Inception of Class I April 29, 2005
Class ADV	2.97%	—	—	3.52%		—
Class I	3.52%	4.19%	—	—		3.94%
Class S	3.13%	3.90%	4.12%	—		—
Barclays Capital U.S. 1-3 Year Government/Credit Bond Index(1)	2.80%	4.53%	4.34%	4.69	%(1)	4.25	%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Limited Maturity Bond Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. Total returns do not include charges imposed by the insurance company separate account. If these were included, performance would be lower.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract and/or a variable universal life policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. For variable annuity contracts, please call (800) 992-0180 to get performance through the most recent month end. For variable universal life policies, please log on to www.ing.com/us to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	Since inception performance of the index is shown from May 1, 2006.
(2)	Since inception performance of the index is shown from May 1, 2005.

19

ING LORD ABBETT GROWTH AND INCOME PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Industry Allocation

as of December 31, 2010

(as a percent of net assets)

Financials	24.2%
Energy	16.6%
Health Care	13.0%
Consumer Discretionary	12.2%
Industrials	9.3%
Materials	9.2%
Consumer Staples	5.0%
Information Technology	5.0%
Telecommunication Services	2.8%
Utilities	1.7%
Other Assets and Liabilities - Net*	1.0%

Net Assets	100.0%

*	Includes short-term investments related to securities lending collateral.

Portfolio holdings are subject to change daily.

ING Lord Abbett Growth and Income Portfolio (the ‘‘Portfolio’’) seeks long-term growth of capital. Current income is a secondary objective. The Portfolio is managed by Robert P. Fetch, Partner, Director and Portfolio Manager of Lord, Abbett & Co. LLC — the Sub-Adviser*.

Performance: For the year ended December 31, 2010, the Portfolio’s Class S shares, provided a total return of 17.12% compared to the Russell 1000® Value Index, which returned 15.51% for the same period.

Portfolio Specifics: Favorable stock selection and a beneficial overweight within materials combined to contribute markedly to relative performance. Cliffs Natural Resources, Inc. outperformed by delivering strong earnings throughout the period. The producer of iron ore pellets and supplier of metallurgical coal benefitted from rising iron ore prices. Elsewhere within the sector, the Portfolio benefited from solid returns from Freeport-McMoRan Copper & Gold, Inc. resulting from strong second quarter earnings which beat consensus expectations. Better-than-expected volumes for gold and copper drove outperformance. The company continued to outperform into the third quarter when it bettered analysts’ expectations for sales volumes, realized prices and copper cash costs. Also, the overweight materials sector and metals & mining industry contributed relatively.

Consumer discretionary contributed relatively during the period due to strong stock selection and a beneficial overweight. Ford Motor Co., one of the strongest performers for the year, continued to execute its strategy effectively. The fourth quarter was its fifth consecutive period of profitability for the North American segment. In the most recent quarter, the U.S. automaker exceeded consensus earnings estimates as a result of improved pricing in its North American segment and stronger-than-expected pre-tax profits in its financial services operations. In its efforts to improve its balance sheet, the company announced that it expects to be net-debt neutral by the end of 2010, a year earlier than previously expected.

Within healthcare, stock selection detracted from relative performance. Shares of biotechnology firm Gilead Sciences, Inc. tumbled following its first quarter earnings report. The company surpassed analysts’ expectations for earnings and revenue, but lowered full-year guidance based on weaker expectations for its HIV business. Also within the sector, the price of medical device manufacturer Boston Scientific Corp. declined throughout the period. While the company’s reported results were in line with analysts’ expectations early in the year, earnings guidance provided by management for the balance of the year was less than anticipated. Also, shipments of its implantable cardioverter defibrillator were suspended after regulators were not notified of changes in the manufacturing process.

Stock selection within financials detracted relatively. Brokerage firm Charles Schwab Corp. underperformed, as continued low short-term interest rates made it necessary for the firm to subsidize its money market fund businesses. Some of the unfavorable stock selection was offset by solid performance from regional banks Zions Bancorp., SunTrust Bank and Keycorp, all of which outperformed the sector and the market.

Current Strategy and Outlook: We believe that the Portfolio is positioned for a cyclical recovery in the economy, but exposure to the most cyclical parts of the market is down from last year.

Although we reduced exposure to materials, it remains the largest overweight in the Portfolio with an emphasis in metals & mining. During the period, we closed a position in Potash Corp., a fertilizer company and trimmed Barrick Gold Corp. and Newmont Mining Corp., two gold mining stocks which appreciated along with the price of gold.

Consumer discretionary is another large overweight and is concentrated generally within the hotels, restaurants & leisure area. We initiated positions in General Motors Co., an automobile manufacturer and Walt Disney Co., a media company; we also closed positions in Pulte Group, Inc., a household durables firm and J. Crew Group, Inc., a retailer.

Energy remains overweight with the energy equipment & services and the oil, gas, & consumable fuels industries being moderately overweight. We increased exposure in the sector by initiating positions in Devon Energy Corp. and Southwestern Energy Co., two exploration and production companies and terminating another in Marathon Oil Corp., an integrated oil company.

Utilities is the largest underweight; we continue to find a dearth of opportunities here. Consumer staples remains a large underweight although we newly invested in Bunge Ltd., a food products company.

*	Effective November 10, 2010, Eli M. Salzmann was replaced by Mr. Fetch as a portfolio manager to the Portfolio and Lawrence D. Sachs is no longer a portfolio manager to the Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*

as of December 31, 2010

(as a percent of net assets)

Wells Fargo & Co.	4.0%
Chevron Corp.	3.6%
JPMorgan Chase & Co.	3.4%
ExxonMobil Corp.	2.9%
Goldman Sachs Group, Inc.	2.6%
Schlumberger Ltd.	2.3%
Anadarko Petroleum Corp.	2.2%
UnitedHealth Group, Inc.	2.1%
State Street Corp.	2.1%
Hertz Global Holdings, Inc.	2.0%

*	Excludes short-term investments related to securities lending collateral.

Portfolio holdings are subject to change daily.

20

PORTFOLIO MANAGERS’ REPORT	ING LORD ABBETT GROWTH AND INCOME PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2010
	1 Year	5 Year	10 Year	Since Inception of Class ADV April 28, 2006		Since Inception of Class I June 24, 2003		Since Inception of Class S February 1, 2000	Since Inception of Class S2 September 9, 2002
Class ADV	16.97%	—	—	(0.39)%		—		—	—
Class I	17.52%	1.83%	—	—		5.22%		—	—
Class S	17.12%	1.56%	1.95%	—		—		3.01%	—
Class S2	17.06%	1.41%	—	—		—		—	5.91%
Russell 1000® Value Index	15.51%	1.28%	3.26%	(0.41	)%(1)	6.00	%(2)	3.94%	6.40	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Lord Abbett Growth and Income Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. For variable annuity contracts, please call (800) 992-0180 to get performance through the most recent month end. For variable universal life policies, please log on to www.ing.com/us to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	Since inception performance of the index is shown from May 1, 2006.
(2)	Since inception performance of the index is shown from July 1, 2003.
(3)	Since inception performance of the index is shown from September 1, 2002.

21

ING PIMCO HIGH YIELD PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Investment Type Allocation

as of December 31, 2010

(as a percent of net assets)

Corporate Bonds/Notes	90.1%
Collateralized Mortgage Obligations	2.3%
Preferred Stock	0.5%
Asset-Backed Securities	0.4%
Common Stock	0.1%
Municipal Bonds	0.0%
Warrants	0.0%
Other Assets and Liabilities — Net*	6.6%

Net Assets	100.0%

*	Includes short-term investments related to securities lending collateral and U.S. Treasury Bill.

Portfolio holdings are subject to change daily.

ING PIMCO High Yield Portfolio (the ‘‘Portfolio’’) seeks maximum total return, consistent with the preservation of capital and prudent investment management. The Portfolio is managed by Andrew Jessop, Portfolio Manager, of Pacific Investment Management Company LLC — the Sub-Adviser.*

Performance: For the year ended December 31, 2010, the Portfolio’s Class S shares provided a total return 14.25% compared to the Bank of America/Merrill Lynch U.S. High Yield, BB-B Rated, 2% Constrained (‘‘Merrill Lynch U.S. High Yield Constrained’’) Index and the Bank of America/Merrill Lynch U.S. High Yield BB-B Rated Index, which returned 14.26% and 14.50% respectively, for the same period.

Portfolio Specifics: The Portfolio was positioned with a quality focus in 2010 amidst uncertainty in financial markets. An overweight allocation to investment grade bonds detracted from returns, as investment grade fixed income underperformed high yield for the year. Portfolio performance benefitted from security selection in the consumer cyclical sector, where automotive bonds outperformed the broader category.

Additionally, an overweight to financials and insurance names, which were among the top performers for the year, was positive for performance; however, a high quality bias within the finance sector detracted from performance as high grade banks underperformed high yield banks. An underweight allocation within the consumer noncyclicals sector benefitted performance, as these defensive names fell short of the broader index returns. An underweight to consumer noncyclicals benefitted performance, as these defensive names fell short of the broader index returns. Within the media sector, security selection detracted from performance, as broadcasting bonds outperformed cable issuers.

Current Strategy and Outlook: Our global cyclical forecast calls for differentiated growth and inflation across regions in 2011. We believe strong growth and the potential for rising inflation in emerging economies will likely be offset by weaker growth in most developed economies, especially peripheral Europe. We believe that the tax compromise between the Obama Administration and Congress, especially the payroll tax cut and business tax credit, should boost U.S. growth over a cyclical time frame. With an expectation for supportive technicals, improving fundamentals, and fair valuations, we believe the high yield market will continue to perform well especially in light of an improved economic backdrop and supportive monetary policy.

With respect to Portfolio strategy, we plan to increase exposure to more cyclical names on a selective basis, and opportunistically investing in higher beta names where we see value. We are targeting what we believe is average credit quality with a bias towards secured debt, where recoveries should be more attractive over the long term and seeking select opportunities among lower rated tiers of high yield, where rating agencies lag improved credit situations. Generally, we plan to reduce exposure to high grade, particularly among financials, that have appreciated and we believe no longer represent compelling value relative to more traditional high yield credits.

*	Effective January 1, 2010, Mr. Jessop replaced Mr. Gross as portfolio manager to the Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*

as of December 31, 2010

(as a percent of net assets)

HCA, Inc., 9.250%, due 11/15/16	1.6%
Georgia-Pacific Corp., 8.000%, due 01/15/24	1.3%
Biomet, Inc., 11.625%, due 10/15/17	1.3%
Ford Motor Credit Co., LLC, 8.000%, due 12/15/16	1.1%
Community Health Systems, Inc., 8.875%, due 07/15/15	0.8%
DISH DBS Corp., 7.125%, due 02/01/16	0.8%
Sprint Capital Corp., 8.750%, due 03/15/32	0.8%
Kinder Morgan Finance Co. ULC, 5.700%, due 01/05/16	0.7%
American International Group, Inc., 8.250%, due 08/15/18	0.7%
Qwest Communications International, Inc., 7.500%, due 02/15/14	0.7%

*	Excludes short-term investments related to securities lending collateral and U.S. Treasury Bill.

Portfolio holdings are subject to change daily.

22

PORTFOLIO MANAGERS’ REPORT	ING PIMCO HIGH YIELD PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2010
	1 Year	5 Year	Since Inception of Class ADV May 22, 2006		Since Inception of Class I April 29, 2005		Since Inception of Class S May 3, 2004		Since Inception of Class S2 December 29, 2006
Class ADV	13.87%	—	7.88%		—		—		—
Class I	14.53%	8.44%	—		8.60%		—		—
Class S	14.25%	8.18%	—		—		8.21%		—
Class S2	13.65%	—	—		—		—		7.83%
Bank of America/Merrill Lynch US High Yield BB-B Rated 2% — Constrained Index	14.26%	7.61%	7.81	%(1)	7.66	%(2)	7.45	%(3)	7.19	%(4)
Bank of America/Merrill Lynch US High Yield BB-B Rated Index	14.50%	7.73%	7.82	%(1)	7.77	%(2)	7.54	%(3)	7.00	%(4)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING PIMCO High Yield Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. Total returns do not include charges imposed by the insurance company separate account. If these were included, performance would be lower.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	Since inception performance of the indices is shown from June 1, 2006.
(2)	Since inception performance of the indices is shown from May 1, 2005.
(3)	Since inception performance of the indices is shown from May 1, 2004.
(4)	Since inception performance of the indices is shown from January 1, 2007.

23

ING PIONEER EQUITY INCOME PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Industry Allocation

as of December 31, 2010

(as a percent of net assets)

Financials	15.6%
Industrials	14.7%
Energy	11.7%
Consumer Staples	11.4%
Consumer Discretionary	9.1%
Health Care	9.0%
Materials	8.7%
Utilities	7.4%
Information Technology	6.5%
Telecommunication Services	4.2%
Other Assets and Liabilities — Net*	1.7%

Net Assets	100.0%

*	Includes short-term investments related to Blackrock Liquidity Funds TempFund Portfolio — Class I.

Portfolio holdings are subject to change daily.

ING Pioneer Equity Income Portfolio (the “Portfolio”) seeks current income and long-term growth of capital from a portfolio consisting primarily of equity securities of U.S. corporations that are expected to produce income. The Portfolio is managed by John A. Carey, Executive Vice President and Portfolio Manager, and Walter Hunnewell, Jr., Vice President and Assistant Portfolio Manager, of Pioneer Investment Management, Inc.* — the Sub-Adviser.

Performance: For the year ended December 31, 2010, the Portfolio’s Class S shares provided a total return of 19.22% compared to the Russell 1000® Value Index, which returned 15.51% for the same period.

Portfolio Specifics: The U.S. stock market advanced modestly in early January, backed off, then rallied to new cycle highs in February-April. The European sovereign debt crisis and slowdown in U.S. economic growth contributed to a significant April-June sell-off, but improving sentiment and conditions in the US helped the market rally strongly to new highs at year-end. Over the full year, the Russell 1000® Value Index’s best-performing sectors were consumer discretionary, energy, materials and industrials. Healthcare and utilities were notably weak.

Both security selection and sector weighting decisions significantly contributed to above-index returns, with these decisions adding value in most market sectors. Benchmark-relative returns benefited most from good stock selection in the financials and industrials sectors; selection in the utilities, materials, and telecom services sectors also added value. The positive impact of strong stock selection in industrials and materials was boosted by overweights of those sectors. Underweights of the energy and financial sectors also added value.

A number of factors contributed to strong results in the financials sector. Our underweighting of money center banks added value, as did security selection among smaller banks. Results were also boosted by stock-picking in the capital markets and insurance sectors. Our emphasis on cyclically-sensitive machinery companies like truckmaker Paccar, Inc. and bearing and power transmission component producer Timken Co. were the key to strong returns in the industrials sector.

Returns in the utilities sector were helped by our emphasis on gas utilities; in telecom services, our rural landline holdings outperformed larger firms, and our auto industry holdings drove outperformance in the consumer discretionary sector.

Returns were held back by stock selection in consumer staples, energy, and healthcare. Results in the consumer staples sector were held back by Colgate-Palmolive Co., which is facing increased competition in international markets. In energy, we were underweight the equipment and services group. In healthcare, Baxter International, Inc. and Abbott Laboratories, which is facing the risk of increased competition in its core rheumatoid arthritis drug franchise, declined.

Current Strategy and Outlook: We believe the U.S. economic outlook continues to improve, with 2011 gross domestic product growth estimates generally being increased and the mid-term election results foreshadowing either gridlock or a more centrist policy coming out of Washington. There are certainly causes for concern, but we believe the path of least resistance is for the economy and corporate profits to grow in 2011. Given current valuations, we consider this an attractive environment for equity investors.

Over the course of the past year, we have reduced exposure to the consumer staples and energy sectors while adding to information technology and industrials exposure. Our trades, while always driven primarily by bottom-up security selection, have incrementally increased the Portfolio’s sensitivity to U.S. economic growth. As always, though, our overriding focus is on making long-term investments in what we believe are high quality, well-managed companies with attractive prospects and valuations.

At year-end, the Portfolio had above-market exposure to the cyclically-sensitive industrials (emphasizing machinery suppliers and railroads) and materials (emphasizing chemical and mining) sectors while having below-market exposure to financials (largely driven by our underweight of money center banks).

*	Effective January 21, 2011, ING Investment Management Co. began managing Pioneer Equity Income pursuant to a new sub-advisory agreement and the Portfolio’s name was changed to “ING Large Cap Value Portfolio.” The Portfolio’s principal investment strategies and investment objective were also changed.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings

as of December 31, 2010

(as a percent of net assets)

Johnson Controls, Inc.	3.3%
Valspar Corp.	3.0%
Emerson Electric Co.	3.0%
HJ Heinz Co.	2.9%
Paccar, Inc.	2.7%
Chubb Corp.	2.5%
QEP Resources, Inc.	2.5%
Compass Minerals International, Inc.	2.4%
NSTAR	2.3%
CenturyTel, Inc.	2.0%

Portfolio holdings are subject to change daily.

24

PORTFOLIO MANAGERS’ REPORT	ING PIONEER EQUITY INCOME PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2010
	1 Year	Since Inception of Class ADV, I and S May 11, 2007
Class ADV	18.96%	(4.09)%
Class I	19.37%	(3.61)%
Class S	19.22%	(3.86)%
Russell 1000® Value Index	15.51%	(4.95	)%(1)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Pioneer Equity Income Portfolio against the index indicated. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service provides, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	Since inception performance of the index is shown from May 1, 2007.

25

ING PIONEER FUND PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Industry Allocation

as of December 31, 2010

(as a percent of net assets)

Industrials	15.2%
Information Technology	14.0%
Financials	13.4%
Consumer Discretionary	12.9%
Energy	11.8%
Consumer Staples	11.3%
Health Care	10.3%
Materials	7.0%
Telecommunication Services	1.5%
Utilities	1.2%
Other Assets and Liabilities — Net*	1.4%

Net Assets	100.0%

*	Includes short-term investments related to Blackrock Liquidity Funds TempFund Portfolio — Class I.

Portfolio holdings are subject to change daily.

ING Pioneer Fund Portfolio (the ‘‘Portfolio’’) seeks reasonable income and capital growth. The Portfolio is managed by John A. Carey, Executive Vice President and Portfolio Manager, and Walter Hunnewell, Jr., Vice President and Assistant Portfolio Manager, of Pioneer Investment Management, Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2010, the Portfolio’s Class I shares provided a total return of 16.13% compared to the S&P 500® Index, which returned 15.06% for the same period.

Portfolio Specifics: Both security selection and sector weighting decisions contributed to above-index 2010 returns.

While our discipline of generally keeping sector weights within five percentage points of the corresponding sector weights generally limits the impact of sector weighting decisions, the interaction of weighting and successful selection decisions — notably our profitable commitments to machinery companies in the industrials sector, mining companies in the materials sector, and auto-related names in the consumer discretionary sector — meant weighting decisions had a larger-than-usual positive impact on benchmark-relative returns in 2010.

Our commitment to automobile-linked names Ford Motor Co., BorgWarner, Inc., and Johnson Controls, Inc. drove consumer discretionary sector returns in 2010. Portfolio returns also benefited from exposure to luxury goods supplier Coach, Inc.

Returns in the industrials sector were boosted by exposure to manufacturers PACCAR, Inc., Deere & Co., and Caterpillar, Inc. Our exposure to railroads was a strong secondary contributor to returns in the sector.

Strong relative performance in the materials sector was driven by our emphasis on mining companies, notably Freeport-McMoRan Copper & Gold, Inc. and Rio Tinto Ltd., which were boosted by rising metal prices and signs of strengthening global economic growth.

Security selection was least successful in the consumer staples, healthcare, and information technology sectors, but none was a material drag on performance. The primary driver of below-benchmark returns in the consumer staples sector was our lack of exposure to tobacco companies (we never invest in the group for a mix of fundamental and ethical reasons): tobacco stocks led the index sector for the year. In healthcare, we had good security selection results in equipment and device companies (notably C.R. Bard, Inc. and Becton Dickinson & Co.), but our positions in Abbott Laboratories and Teva Pharmaceutical Industries Ltd. pulled down results in the pharmaceuticals industry.

Selection results were mixed in information technology: we had a number of winners, but positions in Nokia and Hewlett-Packard Co. pulled overall results below those of the benchmark sectors.

Current Strategy and Outlook: We believe the U.S. economic outlook continues to improve, with 2011 gross domestic product growth estimates generally being increased. There are certainly causes for concern, including European banks and sovereign debt, Korea, the Middle East, and the risk that the Federal Reserve might stay too accommodative for too long, but we believe the path of least resistance is for the economy and corporate profits to grow in 2011. Given current valuations, we consider this an attractive environment for equity investors.

Over the course of the past year, we have reduced our energy and information technology underweights and trimmed our overweights of the consumer staples, industrial, and materials sectors, bringing sector weights more in line with those of the S&P 500® Index. As always, our primary focus remains on making long-term investments in what we believe are high quality, well-managed companies with attractive prospects and valuations.

At year-end, the Portfolio had modestly above-market exposure to the cyclically-sensitive industrials and materials sectors (emphasizing machinery suppliers and railroads) while having below-market exposure to information technology (largely because we have no exposure to Apple, Inc. or Google, Inc.), and financials (we are overweight asset managers but underweight money center banks, life insurers, and real estate investment trusts).

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings

as of December 31, 2010

(as a percent of net assets)

Chevron Corp.	2.9%
Norfolk Southern Corp.	2.6%
Rio Tinto PLC	2.5%
Paccar, Inc.	2.4%
Johnson Controls, Inc.	2.2%
Chubb Corp.	2.1%
Target Corp.	1.9%
Becton Dickinson & Co.	1.9%
Apache Corp.	1.9%
Walgreen Co.	1.6%

*	Excludes short-term investments related to Blackrock Liquidity Funds TempFund Portfolio — Class I.

Portfolio holdings are subject to change daily.

26

PORTFOLIO MANAGERS’ REPORT	ING PIONEER FUND PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2010
	1 Year	5 Year	Since Inception of Class ADV and S2 December 29, 2006		Since Inception of Class I April 29, 2005		Since Inception of Class S May 3, 2005
Class ADV	15.41%	—	(0.75)%		—		—
Class I	16.13%	3.13%	—		4.54%		—
Class S	15.85%	2.87%	—		—		4.10%
S&P 500® Index	15.06%	2.29%	(0.83	)%(1)	3.63	%(2)	3.63	%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Pioneer Fund Portfolio against the index indicated. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager’s views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	Since inception performance for the index is shown from January 1, 2007.
(2)	Since inception performance for the index is shown from May 1, 2005.

27

ING TEMPLETON GLOBAL GROWTH PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Country Allocation

as of December 31, 2010

(as a percent of net assets)

United States	35.6%
United Kingdom	12.2%
France	7.0%
Switzerland	6.5%
Germany	5.0%
Ireland	4.6%
Netherlands	3.8%
South Korea	3.8%
Japan	3.3%
Bermuda	2.9%
Singapore	2.8%
Italy	2.1%
Countries between 1.2% — 1.7%(1)	5.4%
Countries less than 1.2%(2)	3.8%
Other Assets and Liabilities — Net*	1.2%

Net Assets	100.0%

*	Includes short-term investments related to securities lending collateral and U.S. government agency obligation.
(1)	Includes four countries, which each represents 1.2% — 1.7% of net assets.
(2)	Includes seven countries, which each represents less than 1.2% of net assets.

Portfolio holdings are subject to change daily.

ING Templeton Global Growth Portfolio (the ‘‘Portfolio’’) seeks capital appreciation. Current income is only an incidental consideration. The Portfolio is managed by Cynthia L. Sweeting, CFA, President, Tucker Scott, CFA, Executive Vice President and Lisa F. Myers, CFA and Executive Vice President, of Templeton Global Advisors Limited — the Sub-Adviser.

Performance: For the year ended December 31, 2010, the Portfolio’s Class S shares provided a total return of 7.75% compared to the MSCI World® Index which returned 11.76% for the same period.

Portfolio Specifics: Global equity markets responded favorably to signs of uneven economic recovery in 2010 with solid gains. Emerging market regions led growth, as they were generally unconstrained by the debt overhang and benefited from strong intrinsic demand and capital inflows. Developed markets grew at a more subdued pace, underpinned by government-sponsored liquidity-enhancing measures.

From a geographic perspective, the Portfolio’s Asian position contributed to relative performance, particularly presence in non-index India and South Korea. Holdings in Germany and Spain were also leading contributors.

The Portfolio’s overweighted position in the traditionally cyclical consumer discretionary sector contributed to relative performance, led by U.S. media holdings (Comcast Corp., Time Warner Cable, Inc., Walt Disney Co. and Viacom, Inc.), which benefited from improving advertising markets and growing broadband penetration, and global auto makers (BMW and Hyundai Motor Co.), which rallied due to increasing international car demand.

The Portfolio’s financials holdings also added to relative returns, primarily as a result of an underweighted position in a sector pressured by European sovereign debt risk, capital adequacy concerns and regulatory tightening. Information technology holdings delivered mixed returns; software manufacturer Oracle Corp. was among the Portfolio’s leading performance contributors, realizing earnings well in excess of analyst expectations, but software giant Microsoft Corp. and networking solutions provider Cisco Systems, Inc. succumbed to concerns about the fragility of the global economic recovery.

Key detractors included an underweighting in the U.S., where growth exceeded expectations, and an overweighting in the European region, notably France, Italy and Ireland, where sovereign debt concerns and austerity programs pressured the economic recovery.

An overweighted position and stock selection in the healthcare sector was a detractor from performance during a period when European governments undertaking fiscal austerity measures considered reducing pharmaceutical industry reimbursements and U.S. politicians debated sweeping health care reforms. French pharmaceuticals manufacturer Sanofi-Aventis lagged despite delivering strong earnings as investors focused on impending patent expirations and the company’s hostile bid for biotechnology firm Genzyme Corp.

We had less conviction in the materials sector, and our underweighting and stock selection pressured relative returns as supply constraints, emerging market demand increases, and inflation concerns supported commodity prices during the year. The energy sector also dampened relative performance.

Current Strategy and Outlook: As bottom-up, long-term, value investors, we continue to focus on stocks trading at what we believe are significant discounts to the company’s longer term business value based on earnings power, cash flow generation potential and asset value. We remain favorable toward our holdings in Europe, in our view the world’s cheapest major equity region and home to fundamentally strong corporate entities with globally diversified revenues. We also remain positive toward the healthcare sector in general, which we believe is the world’s cheapest despite strengthening corporate fundamentals, significant restructuring potential and advantageous global demographics. In our view, however, the materials sector’s current valuations leave little room for continued outperformance over our long-term investment horizon.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings

as of December 31, 2010

(as a percent of net assets)

Oracle Corp.	2.4%
Microsoft Corp.	2.4%
Accenture PLC	2.3%
Amgen, Inc.	2.3%
Sanofi-Aventis	2.0%
Samsung Electronics Co., Ltd.	1.8%
Comcast Corp. — Class A	1.8%
Vodafone Group PLC	1.8%
Pfizer, Inc.	1.7%
Siemens AG	1.7%

Portfolio holdings are subject to change daily.

28

PORTFOLIO MANAGERS’ REPORT	ING TEMPLETON GLOBAL GROWTH PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2010
	1 Year	5 Year	10 Year	Since Inception of Class ADV December 29, 2006		Since Inception of Class I April 28, 2006		Since Inception of Class S2 September 9, 2002
Class ADV	7.14%	—	—	(3.59)%		—		—
Class I	8.04%	—	—	—		(0.06)%		—
Class S	7.75%	1.43%	2.29%	—		—		—
Class S2	7.56%	1.28%	—	—		—		7.44%
MSCI World IndexSM	11.76%	2.43%	2.31%	(1.56	)%(1)	0.56	%(2)	7.35	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Templeton Global Growth Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract.

The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	Since inception performance of the index is shown from January 1, 2007.
(2)	Since inception performance of the index is shown from May 1, 2006.
(3)	Since inception performance of the index is shown from September 1, 2002.

29

ING U.S. STOCK INDEX PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Industry Allocation

as of December 31, 2010

(as a percent of net assets)

Information Technology	18.6%
Financials	16.0%
Energy	12.0%
Industrials	10.9%
Health Care	10.8%
Consumer Discretionary	10.6%
Consumer Staples	10.6%
Materials	3.7%
Utilities	3.3%
Telecommunication Services	3.1%
Other Assets and Liabilities - Net*	0.4%

Net Assets	100.0%

*	Includes short-term investments related to Blackrock Liquidity Funds TempFund Portfolio — Class I and securities lending collateral.

Portfolio holdings are subject to change daily.

ING U.S. Stock Index Portfolio (the ‘‘Portfolio’’) seeks total return. The Portfolio is managed by Vincent Costa, Portfolio Manager of ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended December 31, 2010, the Portfolio’s Class I shares provided a total return of 14.74% compared to the S&P 500® Index, which returned 15.06% for the same period.

Portfolio Specifics: The Portfolio employs a “passive management” approach designed to track the performance of the S&P 500® Index. The Portfolio attempts to replicate the S&P 500® Index by investing all, or substantially all, of its assets in stocks that make up that S&P 500® Index. The Portfolio may not always hold all of the same securities as the S&P 500® Index.

All sectors of the benchmark saw positive returns for the year, led by consumer discretionary and industrials. Within consumer discretionary, all industries were strong with the exception of diversified consumer services; among industrials, building services posted a negative return. Conversely, healthcare and utilities were the worst-performing sectors, with notable weakness in the healthcare & equipment and independent power producers industries.

Current Strategy and Outlook: We believe the base-case scenario for

2011 is that the global economy continues to muddle through an unclear and ever-shifting environment. We believe the divergence between developed and emerging economies will continue, with the former continuing to rebuild while the latter increases its influence on the global stage. However, in our opinion, while the economic expansion is unlikely to feel strong to observers — particularly given recent experiences of more robust post-recession growth — it will be enough to grow earnings and to keep default rates for corporate borrowers low, supporting a variety of risky assets.

As such, we believe 2011 will be a positive year for equities, with performance driven by earnings growth, attractive valuations, abundant liquidity and a pickup in corporate spending.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings

as of December 31, 2010

(as a percent of net assets)

ExxonMobil Corp.	3.2%
Apple, Inc.	2.6%
Microsoft Corp.	1.8%
General Electric Co.	1.7%
Chevron Corp.	1.6%
International Business Machines Corp.	1.6%
Procter & Gamble Co.	1.6%
AT&T, Inc.	1.5%
Johnson & Johnson	1.5%
JPMorgan Chase & Co.	1.4%

Portfolio holdings are subject to change daily.

30

PORTFOLIO MANAGERS’ REPORT	ING U.S. STOCK INDEX PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2010
	1 Year	5 Year	Since Inception of Class ADV May 28, 2009		Since Inception of Class I May 3, 2004		Since Inception of Class S April 30, 2007		Since Inception of Class S2 August 1, 2007
Class ADV	14.06%	—	24.28%		—		—		—
Class I	14.74%	2.06%	—		3.78%		—		—
Class S	14.42%	—	—		—		(2.73)%		—
Class S2	14.26%	—	—		—		—		(2.83)%
S&P 500® Index	15.06%	2.29%	24.42	%(1)	4.03	%(2)	(2.24	)%(3)	(2.00)%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING U.S. Stock Index Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. Total returns do not include charges imposed by the insurance company separate account. If these were included, performance would be lower.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	Since inception performance of the index is shown from June 1, 2009.
(2)	Since inception performance of the index is shown from May 1, 2004.
(3)	Since inception performance of the index is shown from May 1, 2007.

31

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2010 to December 31, 2010. The Portfolios’ expenses are shown without the imposition of any charges which are, or may be, imposed under your variable annuity contract, variable life insurance policy, qualified pension, or retirement plan. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Portfolio Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2010*	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2010*
ING BlackRock Large Cap Growth Portfolio
Class ADV	$1,000.00	$1,215.30	1.41%	$7.87	$1,000.00	$1,018.10	1.41%	$7.17
Class I	1,000.00	1,219.00	0.81	4.53	1,000.00	1,021.12	0.81	4.13
Class S	1,000.00	1,218.90	1.04	5.82	1,000.00	1,019.96	1.04	5.30
Class S2	1,000.00	1,217.70	1.21	6.76	1,000.00	1,019.11	1.21	6.16
ING BlackRock Large Cap Value Portfolio
Class ADV	$1,000.00	$1,223.70	1.34%	$7.51	$1,000.00	$1,018.45	1.34%	$6.82
Class I	1,000.00	1,227.30	0.74	4.15	1,000.00	1,021.48	0.74	3.77
Class S	1,000.00	1,225.80	0.99	5.55	1,000.00	1,020.21	0.99	5.04
Class S2	1,000.00	1,225.00	1.14	6.39	1,000.00	1,019.46	1.14	5.80
ING Clarion Real Estate Portfolio
Class ADV	$1,000.00	$1,214.10	1.21%	$6.75	$1,000.00	$1,019.11	1.21%	$6.16
Class I	1,000.00	1,217.80	0.61	3.41	1,000.00	1,022.13	0.61	3.11
Class S	1,000.00	1,216.00	0.86	4.80	1,000.00	1,020.87	0.86	4.38
Class S2	1,000.00	1,215.60	1.01	5.64	1,000.00	1,020.11	1.01	5.14

32

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2010*	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2010*
ING Franklin Income Portfolio
Class ADV	$1,000.00	$1,128.70	1.36%	$7.30	$1,000.00	$1,018.35	1.36%	$6.92
Class I	1,000.00	1,131.30	0.76	4.08	1,000.00	1,021.37	0.76	3.87
Class S	1,000.00	1,130.90	1.01	5.42	1,000.00	1,020.11	1.01	5.14
Class S2	1,000.00	1,129.20	1.16	6.23	1,000.00	1,019.36	1.16	5.90
ING Franklin Mutual Shares Portfolio
Class ADV	$1,000.00	$1,170.00	1.38%	$7.55	$1,000.00	$1,018.25	1.38%	$7.02
Class I	1,000.00	1,172.40	0.78	4.27	1,000.00	1,021.27	0.78	3.97
Class S	1,000.00	1,170.40	1.03	5.63	1,000.00	1,020.01	1.03	5.24
ING JPMorgan Small Cap Core Equity Portfolio
Class ADV	$1,000.00	$1,271.40	1.48%	$8.47	$1,000.00	$1,017.74	1.48%	$7.53
Class I	1,000.00	1,275.60	0.88	5.05	1,000.00	1,020.77	0.88	4.48
Class S	1,000.00	1,274.60	1.13	6.48	1,000.00	1,019.51	1.13	5.75
Class S2	1,000.00	1,272.70	1.28	7.33	1,000.00	1,018.75	1.28	6.51
ING Large Cap Growth Portfolio
Class ADV	$1,000.00	$1,262.70	1.20%	$6.84	$1,000.00	$1,019.16	1.20%	$6.11
Class I	1,000.00	1,266.80	0.60	3.43	1,000.00	1,022.18	0.60	3.06
Class S	1,000.00	1,265.30	0.85	4.85	1,000.00	1,020.92	0.85	4.33
Class S2	1,000.00	1,264.10	1.00	5.71	1,000.00	1,020.16	1.00	5.09
ING Limited Maturity Bond Portfolio
Class ADV	$1,000.00	$1,011.00	0.87%	$4.41	$1,000.00	$1,020.82	0.87%	$4.43
Class I	1,000.00	1,013.80	0.27	1.37	1,000.00	1,023.84	0.27	1.38
Class S	1,000.00	1,011.90	0.52	2.64	1,000.00	1,022.58	0.52	2.65
ING Lord Abbett Growth and Income Portfolio
Class ADV	$1,000.00	$1,235.90	1.35%	$7.61	$1,000.00	$1,018.40	1.35%	$6.87
Class I	1,000.00	1,239.60	0.75	4.23	1,000.00	1,021.42	0.75	3.82
Class S	1,000.00	1,238.30	1.00	5.64	1,000.00	1,020.16	1.00	5.09
Class S2	1,000.00	1,238.10	1.15	6.49	1,000.00	1,019.41	1.15	5.85
ING PIMCO High Yield Portfolio
Class ADV	$1,000.00	$1,090.10	1.09%	$5.74	$1,000.00	$1,019.71	1.09%	$5.55
Class I	1,000.00	1,093.30	0.49	2.59	1,000.00	1,022.74	0.49	2.50
Class S	1,000.00	1,092.10	0.74	3.90	1,000.00	1,021.48	0.74	3.77
Class S2	1,000.00	1,089.30	0.89	4.69	1,000.00	1,020.72	0.89	4.53
ING Pioneer Equity Income Portfolio
Class ADV	$1,000.00	$1,214.20	1.29%	$7.20	$1,000.00	$1,018.70	1.29%	$6.56
Class I	1,000.00	1,216.50	0.69	3.85	1,000.00	1,021.73	0.69	3.52
Class S	1,000.00	1,215.00	0.94	5.25	1,000.00	1,020.47	0.94	4.79
ING Pioneer Fund Portfolio
Class ADV	$1,000.00	$1,256.00	1.33%	$7.56	$1,000.00	$1,018.50	1.33%	$6.77
Class I	1,000.00	1,259.70	0.73	4.16	1,000.00	1,021.53	0.73	3.72
Class S	1,000.00	1,258.00	0.98	5.58	1,000.00	1,020.27	0.98	4.99

33

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2010*	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2010*
ING Templeton Global Growth Portfolio
Class ADV	$1,000.00	$1,221.10	1.50%	$8.40	$1,000.00	$1,017.64	1.50%	$7.63
Class I	1,000.00	1,227.30	0.90	5.05	1,000.00	1,020.67	0.90	4.58
Class S	1,000.00	1,224.90	1.15	6.45	1,000.00	1,019.41	1.15	5.85
Class S2	1,000.00	1,223.70	1.30	7.29	1,000.00	1,018.65	1.30	6.61
ING U.S. Stock Index Portfolio
Class ADV	$1,000.00	$1,226.60	0.79%	$4.43	$1,000.00	$1,021.22	0.79%	$4.02
Class I	1,000.00	1,231.50	0.26	1.46	1,000.00	1,023.89	0.26	1.33
Class S	1,000.00	1,229.80	0.51	2.87	1,000.00	1,022.63	0.51	2.60
Class S2	1,000.00	1,228.40	0.66	3.71	1,000.00	1,021.88	0.66	3.36

*	Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

34

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees

ING Investors Trust

We have audited the accompanying statements of assets and liabilities, including the portfolio of investments or summary portfolios of investments, as indicated, of ING BlackRock Large Cap Growth Portfolio, ING BlackRock Large Cap Value Portfolio, ING Clarion Real Estate Portfolio, ING Franklin Income Portfolio, ING Franklin Mutual Shares Portfolio, ING JPMorgan Small Cap Core Equity Portfolio, ING Large Cap Growth Portfolio (formerly, ING Wells Fargo Omega Growth, formerly, ING Evergreen Omega Portfolio), ING Limited Maturity Bond Portfolio, ING Lord Abbett Growth and Income Portfolio (formerly, ING Lord Abbett Affiliated Portfolio), ING PIMCO High Yield Portfolio, ING Pioneer Equity Income Portfolio, ING Pioneer Fund Portfolio, ING Templeton Global Growth Portfolio, and ING U.S. Stock Index Portfolio (formerly, ING Stock Index Portfolio), each a series of ING Investors Trust, as of December 31, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian, transfer agent, and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned portfolios of ING Investors Trust as of December 31, 2010, and the results of their operations, the changes in their net assets, and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 24, 2011

35

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2010

	ING BlackRock Large Cap Growth Portfolio	ING BlackRock Large Cap Value Portfolio	ING Clarion Real Estate Portfolio	ING Franklin Income Portfolio
ASSETS:
Investments in securities at value+*	$329,355,880	$42,496,563	$545,124,000	$785,277,896
Short-term investments at value**	8,476,883	3,632,977	22,826,292	57,092,801
Cash	—	—	40,686	15,726,582
Foreign currencies at value***	14,575	—	—	112,838
Receivables:
Fund shares sold	199,774	39,388	261,997	899,885
Dividends and interest	271,240	31,140	1,885,839	7,671,182
Prepaid expenses	—	—	—	7,721

Total assets	338,318,352	46,200,068	570,138,814	866,788,905

LIABILITIES:
Payable for investment securities purchased	—	—	—	2,831,575
Payable for fund shares redeemed	615,398	16,226	3,798,788	83,085
Payable upon receipt of securities loaned	7,454,474	3,557,106	19,253,844	57,145,252
Payable to affiliates	251,517	33,559	382,763	600,018
Payable for trustee fees	—	—	—	5,437
Other accrued expenses and liabilities	—	—	—	159,952

Total liabilities	8,321,389	3,606,891	23,435,395	60,825,319

NET ASSETS	$329,996,963	$42,593,177	$546,703,419	$805,963,586

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$372,442,704	$71,158,900	$820,612,697	$849,719,108
Undistributed net investment income	1,758,417	1,418,102	7,471,915	46,455,360
Accumulated net realized loss	(86,472,821)	(34,361,525)	(440,261,483)	(80,507,412)
Net unrealized appreciation or depreciation	42,268,663	4,377,700	158,880,290	(9,703,470)

NET ASSETS	$329,996,963	$42,593,177	$546,703,419	$805,963,586

+ Including securities loaned at value	$7,232,345	$3,442,152	$18,837,826	$54,445,903
* Cost of investments in securities	$286,994,484	$38,065,619	$385,491,934	$794,931,072
** Cost of short-term investments	$8,570,599	$3,686,221	$23,578,068	$57,145,252
*** Cost of foreign currencies	$13,592	$—	$—	$103,968

See Accompanying Notes to Financial Statements

36

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2010 (CONTINUED)

	ING BlackRock Large Cap Growth Portfolio	ING BlackRock Large Cap Value Portfolio	ING Clarion Real Estate Portfolio	ING Franklin Income Portfolio
Class ADV:
Net assets	$5,695,378	$1,373,275	$11,044,507	$7,830,190
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	596,436	132,485	517,994	790,406
Net asset value and redemption price per share	$9.55	$10.37	$21.32	$9.91
Class I:
Net assets	$172,450,998	$11,631,260	$56,758,774	$308,235,706
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	17,592,880	1,101,590	2,583,036	30,572,153
Net asset value and redemption price per share	$9.80	$10.56	$21.97	$10.08
Class S:
Net assets	$146,391,950	$27,499,541	$457,720,740	$480,911,425
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	15,006,491	2,606,350	20,877,291	47,949,013
Net asset value and redemption price per share	$9.76	$10.55	$21.92	$10.03
Class S2:
Net assets	$5,458,637	$2,089,101	$21,179,398	$8,986,265
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	566,297	198,929	970,489	897,487
Net asset value and redemption price per share	$9.64	$10.50	$21.82	$10.01

See Accompanying Notes to Financial Statements

37

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2010

	ING Franklin Mutual Shares Portfolio	ING JPMorgan Small Cap Core Equity Portfolio	ING Large Cap Growth Portfolio	ING Limited Maturity Bond Portfolio
ASSETS:
Investments in securities at value+*	$457,543,444	$409,341,787	$434,099,715	$240,335,181
Short-term investments at value**	21,988,607	35,118,788	4,130,000	45,713,710
Short-term investments at amortized cost	15,499,127	—	—	—
Cash	9,722,549	120,300	734	24,065
Cash collateral for futures	—	—	—	579,468
Foreign currencies at value***	1,445,153	—	—	—
Receivables:
Investment securities sold	4,384,317	203,743	3,506,324	140
Fund shares sold	657,673	4,662,857	822,813	797,653
Dividends and interest	1,075,460	315,418	253,175	1,322,125
Unrealized appreciation on forward foreign currency contracts	1,441,348	—	—	—
Unrealized appreciation on swap agreements	—	—	—	19,314
Prepaid expenses	4,028	—	—	—

Reimbursement due from manager	—	—	44,175	—

Total assets	513,761,706	449,762,893	442,856,936	288,791,656

LIABILITIES:
Payable for investment securities purchased	4,066,013	184,540	—	5,468,464
Payable for fund shares redeemed	65	775,709	2,619,402	597,962
Payable for futures variation margin	—	37,740	—	—
Payable upon receipt of securities loaned	—	23,376,247	—	33,808,316
Upfront payments received on swap agreements	—	—	—	12,491
Unrealized depreciation on forward foreign currency contracts	3,086,077	—	—	—
Unrealized depreciation on swap agreements	—	—	—	160,862
Payable to affiliates	376,635	378,814	274,510	99,105
Payable for trustee fees	—	—	3,786	—
Other accrued expenses and liabilities	—	—	28,735	—

Total liabilities	7,528,790	24,753,050	2,926,433	40,147,200

NET ASSETS	$506,232,916	$425,009,843	$439,930,503	$248,644,456

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$572,801,814	$402,880,431	$322,752,545	$247,992,928
Undistributed net investment income	18,902,231	1,512,310	2,461,434	7,426,905
Accumulated net realized gain (loss)	(102,706,365)	(46,390,199)	57,993,086	(9,074,441)
Net unrealized appreciation	17,235,236	67,007,301	56,723,438	2,299,064

NET ASSETS	$506,232,916	$425,009,843	$439,930,503	$248,644,456

+ Including securities loaned at value	$—	$22,699,772	$—	$33,085,430
* Cost of investments in securities	$438,699,366	$342,161,949	$377,376,277	$238,187,871
** Cost of short-term investments	$21,986,405	$35,343,042	$4,130,000	$45,883,316
*** Cost of foreign currencies	$1,421,010	$—	$—	—

See Accompanying Notes to Financial Statements

38

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2010 (CONTINUED)

	ING Franklin Mutual Shares Portfolio	ING JPMorgan Small Cap Core Equity Portfolio	ING Large Cap Growth Portfolio	ING Limited Maturity Bond Portfolio
Class ADV:
Net assets	$3,717,234	$7,586,879	$8,617,605	$9,294,479
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	467,760	587,908	670,119	915,833
Net asset value and redemption price per share	$7.95	$12.90	$12.86	$10.15
Class I:
Net assets	$292,796,326	$87,386,578	$299,169,768	$60,019,796
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	36,335,194	6,603,422	22,552,009	5,814,329
Net asset value and redemption price per share	$8.06	$13.23	$13.27	$10.32
Class S:
Net assets	$209,719,356	$291,400,247	$131,155,454	$179,330,181
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	26,086,764	22,180,397	9,980,014	17,318,397
Net asset value and redemption price per share	$8.04	$13.14	$13.14	$10.35
Class S2:
Net assets	n/a	$38,636,139	$987,676	n/a
Shares authorized	n/a	unlimited	unlimited	n/a
Par value	n/a	$0.001	$0.001	n/a
Shares outstanding	n/a	2,964,250	75,212	n/a
Net asset value and redemption price per share	n/a	$13.03	$13.13	n/a

See Accompanying Notes to Financial Statements

39

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2010

	ING Lord Abbett Growth and Income Portfolio	ING PIMCO High Yield Portfolio	ING Pioneer Equity Income Portfolio	ING Pioneer Fund Portfolio
ASSETS:
Investments in securities at value+*	$153,644,799	$864,280,904	$140,554,831	$95,839,668
Short-term investments at value**	14,945,538	37,936,146	2,579,858	4,407,615
Short-term investments at amortized cost	—	10,070,697	—	—
Cash	1,569,892	11,512,733	—	—
Foreign currencies at value***	—	2,298,124	—	—
Receivables:
Investment securities sold	1,073,937	—	—	520,068
Fund shares sold	209,397	7,344,812	116	11,392
Dividends and interest	76,642	15,869,790	210,495	96,699
Unrealized appreciation on forward foreign currency contracts	—	1,088,675	—	—
Upfront payments made on swap agreements		8,258	—	—
Unrealized appreciation on swap agreements	—	4,878,766	—	—
Prepaid expenses	—	—	1,299	—
Reimbursement due from manager	—	—	5,142	—

Total assets	171,520,205	955,288,905	143,351,741	100,875,442

LIABILITIES:
Payable for investment securities purchased	919,097	1,263,525	—	3,380,948
Payable for fund shares redeemed	279,845	2,869,679	237,872	216,875
Payable upon receipt of securities loaned	14,973,528	17,783,743	—	—
Payable for derivatives collateral received from counterparty		2,390,000	—	—
Unrealized depreciation on forward foreign currency contracts	—	54,189	—	—
Upfront payments received on swap agreements	—	3,928,950	—	—
Unrealized depreciation on swap agreements	—	1,043,424	—	—
Payable to affiliates	110,506	519,649	89,960	71,086
Payable for trustee fees	—	—	1,532	—
Other accrued expenses and liabilities	—	—	35,970	—

Total liabilities	16,282,976	29,853,159	365,334	3,668,909

NET ASSETS	$155,237,229	$925,435,746	$142,986,407	$97,206,533

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$195,618,146	$948,862,916	$166,191,229	$94,629,745
Undistributed net investment income	161,069	1,783,967	2,981,265	221,123
Accumulated net realized loss	(71,491,563)	(91,116,780)	(45,487,671)	(11,639,402)
Net unrealized appreciation	30,949,577	65,905,643	19,301,584	13,995,067

NET ASSETS	$155,237,229	$925,435,746	$142,986,407	$97,206,533

+ Including securities loaned at value	$14,490,731	$17,021,088	$—	$—
* Cost of investments in securities	$122,667,232	$803,026,493	$121,253,247	$81,845,261
** Cost of short-term investments	$14,973,528	$38,167,924	$2,579,858	$4,407,615
*** Cost of foreign currencies	$—	$2,280,281	$—	$—

See Accompanying Notes to Financial Statements

40

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2010 (CONTINUED)

	ING Lord Abbett Growth and Income Portfolio	ING PIMCO High Yield Portfolio	ING Pioneer Equity Income Portfolio	ING Pioneer Fund Portfolio
Class ADV:
Net assets	$1,683,517	$26,662,670	$805	$611,470
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	189,012	2,609,396	100	54,972
Net asset value and redemption price per share	$8.91	$10.22	$8.05	$11.12
Class I:
Net assets	$92,983,214	$267,671,309	$142,982,772	$34,622,716
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	10,358,062	26,193,756	17,729,124	3,102,176
Net asset value and redemption price per share	$8.98	$10.22	$8.06	$11.16
Class S:
Net assets	$58,438,138	$631,091,623	$2,830	$61,972,347
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	6,468,283	61,770,194	353	5,546,856
Net asset value and redemption price per share	$9.03	$10.22	$8.01	$11.17
Class S2:
Net assets	$2,132,360	$10,144	n/a	n/a
Shares authorized	unlimited	unlimited	n/a	n/a
Par value	$0.001	$0.001	n/a	n/a
Shares outstanding	237,247	993	n/a	n/a
Net asset value and redemption price per share	$8.99	$10.22	n/a	n/a

See Accompanying Notes to Financial Statements

41

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2010

	ING Templeton Global Growth Portfolio	ING U.S. Stock Index Portfolio
ASSETS:
Investments in securities at value+*	$588,507,000	$3,696,294,374
Short-term investments**	1,831,642	37,965,797
Short-term investments at amortized cost	5,300,000	—
Cash	76,360	—
Cash collateral for futures	—	1,424,850
Foreign currencies at value***	343,052	—
Receivables:
Investment securities sold	168,139	1,243,404
Fund shares sold	1,068,694	925,182
Dividends and interest	971,944	4,351,002

Total assets	598,266,831	3,742,204,609

LIABILITIES:
Payable for fund shares redeemed	—	3,357,643
Payable upon receipt of securities loaned	1,975,885	25,014,815
Payable to affiliates	508,173	839,745
Payable to custodian due to bank overdraft	—	444

Total liabilities	2,484,058	29,212,647

NET ASSETS	$595,782,773	$3,712,991,962

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$667,269,247	$3,045,883,742
Undistributed net investment income	9,391,510	14,421,560
Accumulated net realized gain (loss)	(83,738,961)	97,497,581
Net unrealized appreciation	2,860,977	555,189,079

NET ASSETS	$595,782,773	$3,712,991,962

+ Including securities loaned at value	$1,913,008	$24,385,080
* Cost of investments in securities	$585,532,577	$3,141,267,207
** Cost of short-term investments	$1,975,885	$38,050,815
*** Cost of foreign currencies	$336,145	$—

See Accompanying Notes to Financial Statements

42

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2010 (CONTINUED)

	ING Templeton Global Growth Portfolio	ING U.S. Stock Index Portfolio
Class ADV:
Net assets	$772	$10,553,615
Shares authorized	unlimited	unlimited
Par value	$0.001	$0.001
Shares outstanding	69	980,395
Net asset value and redemption price per share	$11.12	$10.76
Class I:
Net assets	$292,127,246	$3,645,771,635
Shares authorized	unlimited	unlimited
Par value	$0.001	$0.001
Shares outstanding	25,976,945	333,935,438
Net asset value and redemption price per share	$11.25	$10.92
Class S:
Net assets	$298,921,995	$24,781,432
Shares authorized	unlimited	unlimited
Par value	$0.001	$0.001
Shares outstanding	26,499,379	2,279,626
Net asset value and redemption price per share	$11.28	$10.87
Class S2:
Net assets	$4,732,760	$31,885,280
Shares authorized	unlimited	unlimited
Par value	$0.001	$0.001
Shares outstanding	422,119	2,944,216
Net asset value and redemption price per share	$11.21	$10.83

See Accompanying Notes to Financial Statements

43

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2010

	ING BlackRock Large Cap Growth Portfolio	ING BlackRock Large Cap Value Portfolio	ING Clarion Real Estate Portfolio	ING Franklin Income Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*(1)	$4,635,726	$2,486,641	$11,651,154	$12,301,810
Interest	—	—	—	37,582,723
Securities lending income, net	13,052	6,107	12,090	300,992

Total investment income	4,648,778	2,492,748	11,663,244	50,185,525

EXPENSES:
Investment management fees	—	—	—	4,907,674
Unified fees	2,502,639	1,071,067	3,214,180	—
Distribution and service fees:
Class ADV	31,872	4,042	30,747	18,578
Class S	351,083	68,624	1,062,673	1,166,739
Class S2	21,388	10,100	98,786	38,090
Transfer agent fees	—	—	—	1,155
Administrative service fees	—	—	—	776,271
Shareholder reporting expense	—	—	—	96,698
Professional fees	—	—	—	80,863
Custody and accounting expense	—	—	—	108,948
Trustee fees	14,601	6,628	23,394	21,258
Miscellaneous expense	—	—	—	31,375
Interest expense	1,380	249	—	750

Total expenses	2,922,963	1,160,710	4,429,780	7,248,399
Net waived and reimbursed fees	(31,230)	(87,024)	(237,863)	(112,164)
Brokerage commission recapture	—	—	—	(799)

Net expenses	2,891,733	1,073,686	4,191,917	7,135,436

Net investment income	1,757,045	1,419,062	7,471,327	43,050,089

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	29,536,217	10,858,092	84,245,156	12,477,886
Foreign currency related transactions	2,488	—	—	(32,979)

Net realized gain	29,538,705	10,858,092	84,245,156	12,444,907

Net change in unrealized appreciation or depreciation on:
Investments	7,509,665	(14,997,563)	30,799,302	39,726,473
Foreign currency related transactions	(1,087)	—	—	(3,252)

Net change in unrealized appreciation or depreciation	7,508,578	(14,997,563)	30,799,302	39,723,221

Net realized and unrealized gain (loss)	37,047,283	(4,139,471)	115,044,458	52,168,128

Increase (decrease) in net assets resulting from operations	$38,804,328	$(2,720,409)	$122,515,785	$95,218,217

* Foreign taxes withheld	$—	$—	$17,957	$103,247
(1) Dividends from affiliates	$1,511	$1,122	$11,182	$376

See Accompanying Notes to Financial Statements

44

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2010

	ING Franklin Mutual Shares Portfolio	ING JPMorgan Small Cap Core Equity Portfolio	ING Large Cap Growth Portfolio	ING Limited Maturity Bond Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*(1)	$15,880,097	$5,151,716	$5,148,205	$22,577
Interest	2,757,826	1,512	—	8,654,265
Securities lending income, net	—	244,286	—	19,898

Total investment income	18,637,923	5,397,514	5,148,205	8,696,740

EXPENSES:
Investment management fees	—	—	394,203	—
Unified fees	3,756,513	2,943,335	1,954,090	797,414
Distribution and service fees:
Class ADV	9,255	33,420	18,677	18,781
Class S	495,943	543,010	282,749	469,911
Class S2	—	175,688	4,296	2
Transfer agent fees	—	—	116
Administrative service fees	—	—	71,673	—
Shareholder reporting expense	—	—	12,580	—
Professional fees	—	—	9,308	—
Custody and accounting expense	—	—	6,728	—
Trustee fees	18,721	15,203	20,737	13,697
Miscellaneous expense	—	—	4,573	—
Interest expense	376	—	714	214

Total expenses	4,280,808	3,710,656	2,780,444	1,300,019
Net waived and reimbursed fees	(1,851)	(49,398)	(87,271)	(14,456)
Brokerage commission recapture	—	—	(7,178)	—

Net expenses	4,278,957	3,661,258	2,685,995	1,285,563

Net investment income	14,358,966	1,736,256	2,462,210	7,411,177

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(1,985,966)	10,922,654	63,725,481	4,538,720
Foreign currency related transactions	6,901,268	—	382	—
Futures	—	667,956	—	(840,984)
Swaps	—	—	—	(17,075)

Net realized gain	4,915,302	11,590,610	63,725,863	3,680,661

Net change in unrealized appreciation or depreciation on:
Investments	39,014,424	67,798,193	(10,697,604)	(685,125)
Foreign currency related transactions	(4,443,933)	—	—	—
Futures	—	(71,150)	—	(31,554)
Swaps	—	—	—	(346,361)

Net change in unrealized appreciation or depreciation	34,570,491	67,727,043	(10,697,604)	(1,063,040)

Net realized and unrealized gain	39,485,793	79,317,653	53,028,259	2,617,621

Increase in net assets resulting from operations	$53,844,759	$81,053,909	$55,490,469	$10,028,798

* Foreign taxes withheld	$494,859	$—	$58,574	$—
(1) Dividends from affiliates	$—	$—	$10,758	$22,013

See Accompanying Notes to Financial Statements

45

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2010

	ING Lord Abbett Growth and Income Portfolio	ING PIMCO High Yield Portfolio	ING Pioneer Equity Income Portfolio	ING Pioneer Fund Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*(1)	$2,158,647	$573,731	$3,905,835	$1,751,473
Interest	640	53,801,108	—	—
Securities lending income, net	9,061	38,541	—	—

Total investment income	2,168,348	54,413,380	3,905,835	1,751,473

EXPENSES:
Investment management fees	—	—	842,903	—
Unified fees	1,094,752	3,544,050	—	605,401
Distribution and service fees:
Class ADV	4,029	77,381	5	1,253
Class S	143,724	1,342,565	8	136,018
Class S2	9,954	18	—	2
Transfer agent fees	—	—	174	—
Administrative service fees	—	—	129,676	—
Shareholder reporting expense	—	—	18,888	—
Professional fees	—	—	14,209	—
Custody and accounting expense	—	—	13,456	—
Trustee fees	6,852	33,634	3,116	3,904
Miscellaneous expense	—	—	6,974	—
Interest expense	—	142	—	285

Total expenses	1,259,311	4,997,790	1,029,409	746,863
Net waived and reimbursed fees	(2,796)	(15,479)	(132,597)	(762)
Brokerage commission recapture	(7,491)	—	(3,402)	(2,166)

Net expenses	1,249,024	4,982,311	893,410	743,935

Net investment income	919,324	49,431,069	3,012,425	1,007,538

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain on:
Investments	3,761,785	20,971,854	752,096	2,142,464
Foreign currency related transactions	113	1,259,813	—	947
Swaps	—	1,840,487	—	—
Written options	—	952,108	—	—

Net realized gain	3,761,898	25,024,262	752,096	2,143,411

Net change in unrealized appreciation or depreciation on:
Investments	18,765,803	17,141,453	19,914,896	9,520,855
Foreign currency related transactions	—	501,595	—	434
Swaps	—	3,344,918	—	—
Written options	—	14,004	—	—

Net change in unrealized appreciation or depreciation	18,765,803	21,001,970	19,914,896	9,521,289

Net realized and unrealized gain	22,527,701	46,026,232	20,666,992	11,664,700

Increase in net assets resulting from operations	$23,447,025	$95,457,301	$23,679,417	$12,672,238

* Foreign taxes withheld	$12,586	$—	$3,854	$16,586
(1) Dividends from affiliates	$—	$—	$1,825	$1,110

See Accompanying Notes to Financial Statements

46

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2010

	ING Templeton Global Growth Portfolio	ING U.S. Stock Index Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*(1)	$14,236,224	$74,334,304
Interest	6,836	1,076
Securities lending income, net	531,108	333,383

Total investment income	14,774,168	74,668,763

EXPENSES:
Unified fees	5,110,980	9,452,857
Distribution and service fees:
Class ADV	6	24,336
Class S	719,154	61,908
Class S2	22,188	127,824
Trustee fees	27,188	169,485
Interest expense	450	3,142

Total expenses	5,879,966	9,839,552
Net waived and reimbursed fees	(4,437)	(93,702)
Brokerage commission recapture	(8,389)	—

Net expenses	5,867,140	9,745,850

Net investment income	8,907,028	64,922,913

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	6,248,512	95,248,067
Foreign currency related transactions	(97,656)	—
Futures	—	18,029,479

Net realized gain	6,150,856	113,277,546

Net change in unrealized appreciation or depreciation on:
Investments	28,082,606	327,394,289
Foreign currency related transactions	48,593	—
Futures	—	156,713

Net change in unrealized appreciation or depreciation	28,131,199	327,551,002

Net realized and unrealized gain	34,282,055	440,828,548

Increase in net assets resulting from operations	$43,189,083	$505,751,461

* Foreign taxes withheld	$953,546	$—
(1) Dividends from affiliates	$—	$146,230

See Accompanying Notes to Financial Statements

47

STATEMENTS OF CHANGES IN NET ASSETS

	ING BlackRock Large Cap Growth Portfolio		ING BlackRock Large Cap Value Portfolio
	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2010	Year Ended December 31, 2009
FROM OPERATIONS:
Net investment income	$1,757,045	$1,187,621	$1,419,062	$2,826,537
Net realized gain (loss)	29,538,705	(8,478,690)	10,858,092	(7,537,626)
Net change in unrealized appreciation or depreciation	7,508,578	82,706,701	(14,997,563)	47,914,368

Increase (decrease) in net assets resulting from operations	38,804,328	75,415,632	(2,720,409)	43,203,279

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(772)	—	(9,869)	—
Class I	(784,136)	(885,048)	(2,414,022)	(1,659,953)
Class S	(387,850)	(390,902)	(370,372)	(114,838)
Class S2	(6,889)	—	(23,849)	(4,682)

Total distributions	(1,179,647)	(1,275,950)	(2,818,112)	(1,779,473)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	46,183,135	42,878,741	22,711,335	95,386,679
Reinvestment of distributions	1,179,647	1,275,950	2,818,112	1,779,473

	47,362,782	44,154,691	25,529,447	97,166,152
Cost of shares redeemed	(73,993,412)	(47,266,748)	(212,074,263)	(49,173,791)

Net increase (decrease) in net assets resulting from capital share transactions	(26,630,630)	(3,112,057)	(186,544,816)	47,992,361

Net increase (decrease) in net assets	10,994,051	71,027,625	(192,083,337)	89,416,167

NET ASSETS:
Beginning of year	319,002,912	247,975,287	234,676,514	145,260,347

End of year	$329,996,963	$319,002,912	$42,593,177	$234,676,514

Undistributed net investment income at end of year	$1,758,417	$1,178,441	$1,418,102	$2,817,152

See Accompanying Notes to Financial Statements

48

STATEMENTS OF CHANGES IN NET ASSETS

	ING Clarion Real Estate Portfolio		ING Franklin Income Portfolio
	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2010	Year Ended December 31, 2009
FROM OPERATIONS:
Net investment income	$7,471,327	$17,317,566	$43,050,089	$39,793,232
Net realized gain (loss)	84,245,156	(345,066,174)	12,444,907	(29,024,964)
Net change in unrealized appreciation or depreciation	30,799,302	492,618,694	39,723,221	172,307,947

Increase in net assets resulting from operations	122,515,785	164,870,086	95,218,217	183,076,215

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(125,823)	(33,355)	(112,964)	(48)
Class I	(1,770,221)	(12,826,211)	(16,067,843)	(18,194,815)
Class S	(14,439,641)	(12,603,759)	(24,449,479)	(25,329,375)
Class S2	(646,490)	(577,947)	(386,467)	(462,107)
Net realized gains:
Class ADV	—	(22,450)	—	—
Class I	—	(7,082,767)	—	—
Class S	—	(7,699,229)	—	—
Class S2	—	(375,213)	—	—

Total distributions	(16,982,175)	(41,220,931)	(41,016,753)	(43,986,345)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	60,967,850	136,969,415	71,749,681	117,172,299
Reinvestment of distributions	16,982,175	41,220,930	41,016,753	43,986,297

	77,950,025	178,190,345	112,766,434	161,158,596
Cost of shares redeemed	(97,926,435)	(553,254,635)	(140,888,721)	(88,662,790)

Net increase (decrease) in net assets resulting from capital share transactions	(19,976,410)	(375,064,290)	(28,122,287)	72,495,806

Net increase (decrease) in net assets	85,557,200	(251,415,135)	26,079,177	211,585,676

NET ASSETS:
Beginning of year	461,146,219	712,561,354	779,884,409	568,298,733

End of year	$546,703,419	$461,146,219	$805,963,586	$779,884,409

Undistributed net investment income at end of year	$7,471,915	$16,981,235	$46,455,360	$40,448,605

See Accompanying Notes to Financial Statements

49

STATEMENTS OF CHANGES IN NET ASSETS

	ING Franklin Mutual Shares Portfolio		ING JPMorgan Small Cap Core Equity Portfolio
	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2010	Year Ended December 31, 2009
FROM OPERATIONS:
Net investment income	$14,358,966	$7,395,304	$1,736,256	$1,254,300
Net realized gain (loss)	4,915,302	(57,981,573)	11,590,610	(45,083,029)
Net change in unrealized appreciation or depreciation	34,570,491	153,979,816	67,727,043	111,301,374

Increase in net assets resulting from operations	53,844,759	103,393,547	81,053,909	67,472,645

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(7,479)	(1)	(10,739)	(3,377)
Class I	(1,778,481)	(333,572)	(349,094)	(842,165)
Class S	(863,481)	(218,739)	(622,810)	(629,675)
Class S2	—	—	(39,312)	(71,528)
Net realized gains:
Class ADV	—	—	—	(48,040)
Class I	—	—	—	(2,490,759)
Class S	—	—	—	(3,341,755)
Class S2	—	—	—	(705,495)

Total distributions	(2,649,441)	(552,312)	(1,021,955)	(8,132,794)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	35,231,202	47,037,941	121,248,937	27,894,143
Reinvestment of distributions	2,649,441	552,311	1,021,955	8,132,794

	37,880,643	47,590,252	122,270,892	36,026,937
Cost of shares redeemed	(69,034,426)	(46,422,543)	(62,913,753)	(93,209,693)

Net increase (decrease) in net assets resulting from capital share transactions	(31,153,783)	1,167,709	59,357,139	(57,182,756)

Net increase in net assets	20,041,535	104,008,944	139,389,093	2,157,095

NET ASSETS:
Beginning of year	486,191,381	382,182,437	285,620,750	283,463,655

End of year	$506,232,916	$486,191,381	$425,009,843	$285,620,750

Undistributed (distribution in excess of) net investment income at end of year	$18,902,231	$(215,222)	$1,512,310	$1,020,349

See Accompanying Notes to Financial Statements

50

STATEMENTS OF CHANGES IN NET ASSETS

	ING Large Cap Growth Portfolio		ING Limited Maturity Bond Portfolio
	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2010	Year Ended December 31, 2009
FROM OPERATIONS:
Net investment income	$2,462,210	$1,549,534	7,411,177	$13,158,321
Net realized gain (loss)	63,725,863	(4,406,560)	3,680,661	(9,229,852)
Net change in unrealized appreciation or depreciation	(10,697,604)	99,240,244	(1,063,040)	23,437,954

Increase in net assets resulting from operations	55,490,469	96,383,218	10,028,798	27,366,423

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(10,633)	—	(45,473)	(45)
Class I	(1,158,628)	(1,196,338)	(6,577,039)	(12,895,715)
Class S	(377,920)	(223,847)	(6,943,808)	(9,447,837)
Class S2	(267)	(64)	—	(49)
Net realized gains:
Class ADV	—	—	—	(9)
Class I	—	—	—	(2,104,759)
Class S	—	—	—	(1,637,288)
Class S2	—	—	—	(9)

Total distributions	(1,547,448)	(1,420,249)	(13,566,320)	(26,085,711)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	93,747,734	199,747,835	126,970,145	174,268,522
Reinvestment of distributions	1,547,448	1,420,249	13,566,320	26,085,599

	95,295,182	201,168,084	140,536,465	200,354,121
Cost of shares redeemed	(88,630,119)	(46,778,667)	(198,353,684)	(311,050,828)

Net increase (decrease) in net assets resulting from capital share transactions	6,665,063	154,389,417	(57,817,219)	(110,696,707)

Net increase (decrease) in net assets	60,608,084	249,352,386	(61,354,741)	(109,415,995)

NET ASSETS:
Beginning of year	379,322,419	129,970,033	309,999,197	419,415,192

End of year	$439,930,503	$379,322,419	$248,644,456	$309,999,197

Undistributed net investment income at end of year	$2,461,434	$1,545,601	$7,426,905	$13,360,211

See Accompanying Notes to Financial Statements

51

STATEMENTS OF CHANGES IN NET ASSETS

	ING Lord Abbett Growth and Income Portfolio		ING PIMCO High Yield Portfolio
	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2010	Year Ended December 31, 2009
FROM OPERATIONS:
Net investment income	$919,324	$1,304,178	$49,431,069	$54,741,023
Net realized gain (loss)	3,761,898	(34,559,624)	25,024,262	(97,176,511)
Net change in unrealized appreciation or depreciation	18,765,803	56,319,633	21,001,970	258,033,300

Increase in net assets resulting from operations	23,447,025	23,064,187	95,457,301	215,597,812

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(6,604)	(4)	(684,672)	(43,496)
Class I	(694,868)	(786,480)	(13,219,158)	(15,408,026)
Class S	(298,422)	(412,179)	(40,340,031)	(34,201,804)
Class S2	(8,054)	(11,170)	(215)	(68)

Total distributions	(1,007,948)	(1,209,833)	(54,244,076)	(49,653,394)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	6,105,640	3,586,688	419,763,161	56,357,219
Reinvestment of distributions	1,007,948	1,209,829	54,244,020	49,151,561

	7,113,588	4,796,517	474,007,181	105,508,780
Cost of shares redeemed	(20,753,016)	(21,355,596)	(119,469,074)	(506,112,368)

Net increase (decrease) in net assets resulting from capital share transactions	(13,639,428)	(16,559,079)	354,538,107	(400,603,588)

Net increase (decrease) in net assets	8,799,649	5,295,275	395,751,332	(234,659,170)

NET ASSETS:
Beginning of year	146,437,580	141,142,305	529,684,414	764,343,584

End of year	$155,237,229	$146,437,580	$925,435,746	$529,684,414

Undistributed net investment income at end of year	$161,069	$249,580	$1,783,967	$3,701,130

See Accompanying Notes to Financial Statements

52

STATEMENTS OF CHANGES IN NET ASSETS

	ING Pioneer Equity Income Portfolio		ING Pioneer Fund Portfolio
	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2010	Year Ended December 31, 2009
FROM OPERATIONS:
Net investment income	$3,012,425	$3,470,085	$1,007,538	$1,195,013
Net realized gain (loss)	752,096	(26,958,129)	2,143,411	(7,403,072)
Net change in unrealized appreciation or depreciation	19,914,896	39,001,625	9,521,289	22,898,367

Increase in net assets resulting from operations	23,679,417	15,513,581	12,672,238	16,690,308

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(16)	—	(5,227)	(6)
Class I	(3,391,333)	—	(404,143)	(375,025)
Class S	(65)	—	(599,617)	(594,694)
Class S2	—	—	—	(9)

Total distributions	(3,391,414)	—	(1,008,987)	(969,734)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	4,430,306	9,680,529	14,881,130	9,147,235
Reinvestment of distributions	3,391,398	—	1,008,987	969,719

	7,821,704	9,680,529	15,890,117	10,116,954
Cost of shares redeemed	(14,496,288)	(12,277,263)	(14,372,252)	(14,265,948)

Net increase (decrease) in net assets resulting from capital share transactions	(6,674,584)	(2,596,734)	1,517,865	(4,148,994)

Net increase in net assets	13,613,419	12,916,847	13,181,116	11,571,580

NET ASSETS:
Beginning of year	129,372,988	116,456,141	84,025,417	72,453,837

End of year	$142,986,407	$129,372,988	$97,206,533	$84,025,417

Undistributed net investment income at end of year	$2,981,265	$3,389,687	$221,123	$221,421

See Accompanying Notes to Financial Statements

53

STATEMENTS OF CHANGES IN NET ASSETS

	ING Templeton Global Growth Portfolio		ING U.S. Stock Index Portfolio
	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2010	Year Ended December 31, 2009
FROM OPERATIONS:
Net investment income	$8,907,028	$9,144,941	$64,922,913	$24,123,008
Net realized gain (loss)	6,150,856	(44,355,166)	113,277,546	(944,203)
Net change in unrealized appreciation or depreciation	28,131,199	184,953,942	327,551,002	343,024,831

Increase in net assets resulting from operations	43,189,083	149,743,717	505,751,461	366,203,636

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(9)	(10)	(119,240)	(677)
Class I	(5,119,746)	(6,662,051)	(54,309,046)	(19,039,079)
Class S	(4,378,354)	(5,758,627)	(310,993)	(113,476)
Class S2	(64,119)	(81,628)	(351,089)	(79,644)

Total distributions	(9,562,228)	(12,502,316)	(55,090,368)	(19,232,876)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	39,174,573	44,496,188	1,090,864,203	3,044,296,310
Reinvestment of distributions	9,562,219	12,502,306	55,090,368	19,232,857

	48,736,792	56,998,494	1,145,954,571	3,063,529,167
Cost of shares redeemed	(92,448,473)	(65,558,659)	(1,411,163,486)	(243,715,013)

Net increase (decrease) in net assets resulting from capital share transactions	(43,711,681)	(8,560,165)	(265,208,915)	2,819,814,154

Net increase (decrease) in net assets	(10,084,826)	128,681,236	185,452,178	3,166,784,914

NET ASSETS:
Beginning of year	605,867,599	477,186,363	3,527,539,784	360,754,870

End of year	$595,782,773	$605,867,599	$3,712,991,962	$3,527,539,784

Undistributed net investment income at end of year	$9,391,510	$9,558,359	$14,421,560	$5,264,498

See Accompanying Notes to Financial Statements

54

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations			Less distributions								Ratios to average net assets							Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income		From net realized gains	From return of capital	Total distributions		Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments, if any(2)(3)		Expenses net of all reductions/additions(2)(3)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate

Year or period ended	($)	($)	($)	($)	($)		($)	($)	($)		($)	(%)	(%)	(%)		(%)		(%)		($000's)	(%)
ING BlackRock Large Cap Growth Portfolio
Class ADV
12-31-10	8.45	0.00 *	1.10	1.10	(0.00	)*	—	—	(0.00	)*	9.55	13.04	1.56	1.41	†	1.41	†	0.13	†	5,695	200
12-31-09	6.52	(0.00)*	1.93	1.93	—		—	—	—		8.45	29.60	1.56	1.36	†	1.36	†	(0.05	)†	3,849	231
12-31-08	12.15	(0.01)	(4.44)	(4.45)	—		1.18	—	1.18		6.52	(39.24)	1.56	1.26	†	1.26	†	(0.13	)†	2,962	156
12-31-07	11.42	(0.04)	0.77	0.73	—		—	—	—		12.15	6.39	1.55	1.29		1.29		(0.33)		5,943	195
12-31-06	11.48	(0.03)	0.79	0.76	—		0.82	—	0.82		11.42	6.73	1.55	1.36		1.36		(0.39)		4,825	139
Class I
12-31-10	8.67	0.06	1.11	1.17	0.04		—	—	0.04		9.80	13.60	0.81	0.81	†	0.81	†	0.68	†	172,451	200
12-31-09	6.68	0.04	1.99	2.03	0.04		—	—	0.04		8.67	30.58	0.81	0.76	†	0.76	†	0.55	†	167,466	231
12-31-08	12.38	0.05	(4.55)	(4.50)	0.02		1.18	—	1.20		6.68	(38.94)	0.81	0.66	†	0.66	†	0.48	†	137,725	156
12-31-07	11.56	0.02	0.80	0.82	—		—	—	—		12.38	7.09	0.80	0.66		0.66		0.27		264,011	195
04-28-06(4) - 12-31-06	11.97	0.02	0.39	0.41	—		0.82	—	0.82		11.56	3.54	0.80	0.76		0.76		0.21		1,464	139
Class S
12-31-10	8.63	0.04	1.11	1.15	0.02		—	—	0.02		9.76	13.42	1.06	1.04	†	1.04	†	0.44	†	146,392	200
12-31-09	6.65	0.02	1.98	2.00	0.02		—	—	0.02		8.63	30.20	1.06	1.01	†	1.01	†	0.31	†	143,730	231
12-31-08	12.33	0.02	(4.52)	(4.50)	—		1.18	—	1.18		6.65	(39.06)	1.06	0.91	†	0.91	†	0.25	†	104,114	156
12-31-07	11.55	0.00 *	0.78	0.78	—		—	—	—		12.33	6.75	1.05	0.94		0.94		0.02		165,538	195
12-31-06	11.56	(0.01)	0.82	0.81	—		0.82	—	0.82		11.55	7.12	1.05	1.01		1.01		(0.08)		153,064	139
Class S2
12-31-10	8.53	0.02	1.10	1.12	0.01		—	—	0.01		9.64	13.21	1.31	1.21	†	1.21	†	0.32	†	5,459	200
12-31-09	6.56	0.01	1.96	1.97	—		—	—	—		8.53	30.03	1.31	1.16	†	1.16	†	0.16	†	3,957	231
12-31-08	12.21	0.01	(4.48)	(4.47)	—		1.18	—	1.18		6.56	(39.21)	1.31	1.06	†	1.06	†	0.06	†	3,174	156
12-31-07	11.45	(0.01)	0.77	0.76	—		—	—	—		12.21	6.64	1.30	1.06		1.06		(0.14)		8,280	195
05-26-06(5) - 12-31-06	11.37	(0.01)	0.91	0.90	—		0.82	—	0.82		11.45	8.03	1.30	1.16		1.16		(0.12)		12	139
01-01-05(5) - 10-03-05	10.44	(0.04)	0.52	0.48	—		—	—	—		10.92	4.60	1.32	1.20		1.20		(0.52)		2,294	78

ING BlackRock Large Cap Value Portfolio
Class ADV
12-31-10	9.52	0.07 •	0.93	1.00	0.15		—	—	0.15		10.37	10.81	1.56	1.34	†	1.34	†	0.73	†	1,373	154
12-31-09	8.46	0.08	0.98	1.06	—		—	—	—		9.52	12.53	1.56	1.34	†	1.34	†	0.88	†	1	207
12-31-08	13.85	0.06	(4.86)	(4.80)	—		0.59	—	0.59		8.46	(35.61)	1.55	1.34	†	1.34	†	0.53	†	1	129
12-31-07	13.75	0.03 •	0.53	0.56	0.02		0.44	—	0.46		13.85	3.87	1.55	1.34		1.34		0.23		1	110
04-28-06(4) - 12-31-06	13.48	0.04 •	0.66	0.70	0.10		0.33	—	0.43		13.75	5.45	1.55	1.35		1.35		0.47		1	103

See Accompanying Notes to Financial Statements

55

FINANCIAL HIGHLIGHTS  (CONTINUED)

		Income (loss) from investment operations				Less distributions						Ratios to average net assets							Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Net asset value, end of year or period	Total Return (1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments, if any(2)(3)		Expenses net of all reductions/additions(2)(3)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate

Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000's)	(%)
ING BlackRock Large Cap Value Portfolio (Continued)
Class I
12-31-10	9.65	0.11	•	0.95	1.06	0.15	—	—	0.15	10.56	11.29	0.81	0.74	†	0.74	†	1.09	†	11,631	154
12-31-09	8.60	0.12	•	1.00	1.12	0.07	—	—	0.07	9.65	13.19	0.81	0.74	†	0.74	†	1.37	†	203,859	207
12-31-08	14.08	0.13	•	(4.94)	(4.81)	0.08	0.59	—	0.67	8.60	(35.19)	0.80	0.74	†	0.74	†	1.12	†	112,925	129
12-31-07	13.94	0.11	•	0.55	0.66	0.08	0.44	—	0.52	14.08	4.55	0.80	0.74		0.74		0.77		114,103	110
12-31-06	12.35	0.12	•	1.90	2.02	0.10	0.33	—	0.43	13.94	16.65	0.80	0.75		0.75		0.90		43,567	103
Class S
12-31-10	9.64	0.09	•	0.95	1.04	0.13	—	—	0.13	10.55	11.01	1.06	0.99	†	0.99	†	0.96	†	27,500	154
12-31-09	8.58	0.10	•	1.00	1.10	0.04	—	—	0.04	9.64	12.85	1.06	0.99	†	0.99	†	1.20	†	28,628	207
12-31-08	14.02	0.12		(4.93)	(4.81)	0.04	0.59	—	0.63	8.58	(35.32)	1.05	0.99	†	0.99	†	0.82	†	30,122	129
12-31-07	13.89	0.08	•	0.54	0.62	0.05	0.44	—	0.49	14.02	4.30	1.05	0.99		0.99		0.55		60,977	110
12-31-06	12.31	0.09	•	1.89	1.98	0.07	0.33	—	0.40	13.89	16.36	1.05	1.00		1.00		0.69		71,171	103
Class S2
12-31-10	9.59	0.09		0.94	1.03	0.12	—	—	0.12	10.50	10.88	1.31	1.14	†	1.14	†	0.81	†	2,089	154
12-31-09	8.53	0.09	•	0.99	1.08	0.02	—	—	0.02	9.59	12.69	1.31	1.14	†	1.14	†	1.04	†	2,189	207
12-31-08	13.94	0.10		(4.90)	(4.80)	0.02	0.59	—	0.61	8.53	(35.42)	1.30	1.14	†	1.14	†	0.67	†	2,213	129
12-31-07	13.82	0.06	•	0.53	0.59	0.03	0.44	—	0.47	13.94	4.11	1.30	1.14		1.14		0.40		4,304	110
12-31-06	12.26	0.07	•	1.89	1.96	0.07	0.33	—	0.40	13.82	16.20	1.30	1.15		1.15		0.53		4,560	103

ING Clarion Real Estate Portfolio
Class ADV
12-31-10	17.34	0.27	•	4.40	4.67	0.69	—	—	0.69	21.32	27.57	1.40	1.21	†	1.21	†	1.37	†	11,045	49
12-31-09	13.77	0.37	•	4.07	4.44	0.52	0.35	—	0.87	17.34	35.38	1.41	1.23	†	1.23	†	2.79	†	1,391	91
12-31-08	28.02	0.47	•	(9.82)	(9.35)	0.32	4.58	—	4.90	13.77	(38.73)	1.40	1.24	†	1.24	†	2.08	†	931	53
12-31-07	38.58	0.42	•	(6.66)	(6.24)	0.45	3.87	—	4.32	28.02	(18.02)	1.39	1.24		1.24		1.23		848	40
04-17-06(4) - 12-31-06	33.28	0.22	•	8.33	8.55	0.52	2.73	—	3.25	38.58	27.48	1.40	1.25		1.25		0.88		548	28
Class I
12-31-10	17.78	0.35	•	4.56	4.91	0.72	—	—	0.72	21.97	28.28	0.65	0.61	†	0.61	†	1.75	†	56,759	49
12-31-09	14.13	0.46	•	4.17	4.63	0.63	0.35	—	0.98	17.78	36.29	0.66	0.63	†	0.63	†	3.59	†	44,956	91
12-31-08	28.55	0.58	•	(10.01)	(9.43)	0.41	4.58	—	4.99	14.13	(38.36)	0.65	0.64	†	0.64	†	2.58	†	370,871	53
12-31-07	39.06	0.72	•	(6.85)	(6.13)	0.51	3.87	—	4.38	28.55	(17.52)	0.64	0.64		0.64		2.05		337,942	40
12-31-06	31.11	0.65	•	10.55	11.20	0.52	2.73	—	3.25	39.06	37.95	0.65	0.65		0.65		1.84		224,507	28

See Accompanying Notes to Financial Statements

56

FINANCIAL HIGHLIGHTS  (CONTINUED)

		Income (loss) from investment operations				Less distributions						Ratios to average net assets							Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments, if any(2)(3)		Expenses net of all reductions/additions(2)(3)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate

Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000's)	(%)
ING Clarion Real Estate Portfolio (Continued)
Class S
12-31-10	17.75	0.29	•	4.57	4.86	0.69	—	—	0.69	21.92	27.98	0.90	0.86	†	0.86	†	1.48	†	457,721	49
12-31-09	14.08	0.46		4.13	4.59	0.57	0.35	—	0.92	17.75	35.89	0.91	0.88	†	0.88	†	3.14	†	395,965	91
12-31-08	28.41	0.52	•	(9.97)	(9.45)	0.30	4.58	—	4.88	14.08	(38.51)	0.90	0.89	†	0.89	†	2.17	†	324,906	53
12-31-07	38.89	0.44	•	(6.64)	(6.20)	0.41	3.87	—	4.28	28.41	(17.74)	0.89	0.89		0.89		1.22		644,502	40
12-31-06	30.98	0.41	•	10.67	11.08	0.44	2.73	—	3.17	38.89	37.63	0.90	0.90		0.90		1.19		1,025,126	28
Class S2
12-31-10	17.68	0.26	•	4.54	4.80	0.66	—	—	0.66	21.82	27.75	1.15	1.01	†	1.01	†	1.33	†	21,179	49
12-31-09	14.01	0.40	•	4.16	4.56	0.54	0.35	—	0.89	17.68	35.70	1.16	1.03	†	1.03	†	3.00	†	18,835	91
12-31-08	28.28	0.48	•	(9.92)	(9.44)	0.25	4.58	—	4.83	14.01	(38.60)	1.15	1.04	†	1.04	†	2.03	†	15,855	53
12-31-07	38.74	0.41	•	(6.63)	(6.22)	0.37	3.87	—	4.24	28.28	(17.85)	1.14	1.04		1.04		1.16		30,577	40
12-31-06	30.91	0.38	•	10.61	10.99	0.43	2.73	—	3.16	38.74	37.41	1.15	1.05		1.05		1.09		40,991	28

ING Franklin Income Portfolio
Class ADV
12-31-10	9.33	0.48	•	0.64	1.12	0.54	—	—	0.54	9.91	12.51	1.53	1.36	†	1.36	†	5.12	†	7,830	48
12-31-09	7.58	0.46	•	1.81	2.27	0.52	—	—	0.52	9.33	31.13	1.55	1.34		1.34		5.64		1	48
12-31-08	11.12	0.63		(3.85)	(3.22)	0.24	0.08	—	0.32	7.58	(29.64)	1.53	1.34		1.34		6.48		1	38
12-31-07	11.02	0.55		(0.31)	0.24	0.12	0.02	—	0.14	11.12	2.17	1.53	1.34		1.34		5.03		1	30
12-29-06(4) - 12-31-06	11.02	(0.00	)*	—	(0.00)*	—	—	—	—	11.02	—	1.55	1.34		1.34		(1.34)		1	9
Class I
12-31-10	9.42	0.55	•	0.65	1.20	0.54	—	—	0.54	10.08	13.25	0.78	0.76	†	0.76	†	5.70	†	308,236	48
12-31-09	7.67	0.53	•	1.82	2.35	0.60	—	—	0.60	9.42	32.03	0.80	0.74		0.74		6.32		306,057	48
12-31-08	11.23	0.69	•	(3.85)	(3.16)	0.32	0.08	—	0.40	7.67	(28.92)	0.78	0.74		0.74		7.17		252,264	38
12-31-07	11.05	0.67	•	(0.35)	0.32	0.12	0.02	—	0.14	11.23	2.89	0.78	0.74		0.74		5.90		197,597	30
04-28-06(4) - 12-31-06	10.00	0.35	•	0.70	1.05	—	—	—	—	11.05	10.50	0.80	0.74		0.74		5.01		25,465	9
Class S
12-31-10	9.38	0.52	•	0.65	1.17	0.52	—	—	0.52	10.03	12.97	1.03	1.01	†	1.01	†	5.45	†	480,911	48
12-31-09	7.65	0.50	•	1.81	2.31	0.58	—	—	0.58	9.38	31.51	1.05	0.99		0.99		6.06		465,967	48
12-31-08	11.19	0.66	•	(3.82)	(3.16)	0.30	0.08	—	0.38	7.65	(28.98)	1.03	0.99		0.99		6.81		310,156	38
12-31-07	11.03	0.62	•	(0.32)	0.30	0.12	0.02	—	0.14	11.19	2.66	1.03	0.99		0.99		5.44		372,497	30
04-28-06(4) - 12-31-06	10.00	0.35	•	0.68	1.03	—	—	—	—	11.03	10.30	1.05	0.99		0.99		4.82		177,754	9
Class S2
12-31-10	9.36	0.49		0.66	1.15	0.50	—	—	0.50	10.01	12.80	1.28	1.16	†	1.16	†	5.30	†	8,986	48
12-31-09	7.63	0.45		1.84	2.29	0.56	—	—	0.56	9.36	31.27	1.30	1.14		1.14		5.90		7,860	48
12-31-08	11.17	0.72		(3.89)	(3.17)	0.29	0.08	—	0.37	7.63	(29.11)	1.28	1.14		1.14		6.57		5,878	38
12-31-07	11.02	0.60	•	(0.31)	0.29	0.12	0.02	—	0.14	11.17	2.56	1.28	1.14		1.14		5.32		9,017	30
05-03-06(4) - 12-31-06	9.99	0.33	•	0.70	1.03	—	—	—	—	11.02	10.31	1.30	1.14		1.14		4.57		2,917	9

See Accompanying Notes to Financial Statements

57

FINANCIAL HIGHLIGHTS  (CONTINUED)

		Income (loss) from investment operations				Less distributions									Ratios to average net assets							Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income		From net realized gains		From return of capital	Total distributions		Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments, if any(2)(3)		Expenses net of all reductions/additions(2)(3)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)		($)		($)	($)		($)	(%)	(%)	(%)		(%)		(%)		($000's)	(%)
ING Franklin Mutual Shares Portfolio
Class ADV
12-31-10	7.20	0.18	•	0.62	0.80	0.05		—		—	0.05		7.95	11.15	1.53	1.38		1.38		2.46		3,717	34
12-31-09	5.73	0.06		1.42	1.48	0.01		—		—	0.01		7.20	25.82	1.54	1.39		1.39		1.07		1	57
12-31-08	9.63	0.10		(3.77)	(3.67)	0.22		0.01		—	0.23		5.73	(38.07)	1.53	1.38		1.38		1.25		1	43
04-30-07(4) - 12-31-07	10.00	0.07	•	(0.44)	(0.37)	—		0.00	*	—	0.00	*	9.63	(3.67)	1.53	1.38		1.38		0.98		1	17
Class I
12-31-10	7.25	0.23	•	0.63	0.86	0.05		—		—	0.05		8.06	11.91	0.78	0.78		0.78		3.08		292,796	34
12-31-09	5.73	0.12		1.41	1.53	0.01		—		—	0.01		7.25	26.70	0.79	0.79		0.79		1.88		290,087	57
12-31-08	9.67	0.15	•	(3.79)	(3.64)	0.29		0.01		—	0.30		5.73	(37.61)	0.78	0.78		0.78		1.88		229,057	43
04-30-07(4) - 12-31-07	10.00	0.10	•	(0.42)	(0.32)	0.01		—		—	0.01		9.67	(3.19)	0.78	0.78		0.78		1.48		175,811	17
Class S
12-31-10	7.24	0.21	•	0.62	0.83	0.03		—		—	0.03		8.04	11.54	1.03	1.03		1.03		2.84		209,719	34
12-31-09	5.73	0.10		1.42	1.52	0.01		—		—	0.01		7.24	26.52	1.04	1.04		1.04		1.63		196,104	57
12-31-08	9.66	0.13		(3.78)	(3.65)	0.27		0.01		—	0.28		5.73	(37.77)	1.03	1.03		1.03		1.64		153,125	43
04-30-07(4) - 12-31-07	10.00	0.05	•	(0.39)	(0.34)	—		0.00	*	—	0.00	*	9.66	(3.37)	1.03	1.03		1.03		0.81		217,507	17

ING JPMorgan Small Cap Core Equity Portfolio
Class ADV
12-31-10	10.24	0.03	•	2.65	2.68	0.02		—		—	0.02		12.90	26.27	1.63	1.48	†	1.48	†	0.29	†	7,587	42
12-31-09	8.29	(0.00	)*	2.17	2.17	0.01		0.21		—	0.22		10.24	26.74	1.64	1.48	†	1.48	†	0.07	†	2,523	46
12-31-08	13.09	0.02		(3.72)	(3.70)	0.00	*	1.10		—	1.10		8.29	(30.14)	1.63	1.46	†	1.46	†	0.15	†	1,619	62
12-31-07	14.10	0.03	•	(0.23)	(0.20)	0.02		0.79		—	0.81		13.09	(2.09)	1.63	1.45		1.45		0.23		2,602	47
12-31-06	12.44	(0.01)		2.00	1.99	—		0.33		—	0.33		14.10	16.24	1.63	1.46		1.46		(0.04)		1,954	43
Class I
12-31-10	10.46	0.08		2.74	2.82	0.05		—		—	0.05		13.23	27.07	0.88	0.88	†	0.88	†	0.68	†	87,387	42
12-31-09	8.46	0.05	•	2.23	2.28	0.07		0.21		—	0.28		10.46	27.59	0.89	0.88	†	0.88	†	0.59	†	75,550	46
12-31-08	13.36	0.06		(3.77)	(3.71)	0.09		1.10		—	1.19		8.46	(29.74)	0.88	0.86	†	0.86	†	0.77	†	113,694	62
12-31-07	14.33	0.12		(0.25)	(0.13)	0.05		0.79		—	0.84		13.36	(1.56)	0.88	0.85		0.85		0.81		117,034	47
12-31-06	12.57	0.06		2.04	2.10	0.01		0.33		—	0.34		14.33	16.95	0.88	0.86		0.86		0.50		131,532	43
Class S
12-31-10	10.40	0.04		2.73	2.77	0.03		—		—	0.03		13.14	26.72	1.13	1.13	†	1.13	†	0.50	†	291,400	42
12-31-09	8.40	0.04		2.21	2.25	0.04		0.21		—	0.25		10.40	27.34	1.14	1.13	†	1.13	†	0.41	†	173,314	46
12-31-08	13.27	0.07		(3.79)	(3.72)	0.05		1.10		—	1.15		8.40	(29.95)	1.13	1.11	†	1.11	†	0.49	†	138,139	62
12-31-07	14.23	0.08		(0.23)	(0.15)	0.02		0.79		—	0.81		13.27	(1.69)	1.13	1.10		1.10		0.56		251,078	47
12-31-06	12.51	0.03		2.02	2.05	—		0.33		—	0.33		14.23	16.63	1.13	1.11		1.11		0.25		248,675	43

See Accompanying Notes to Financial Statements

58

FINANCIAL HIGHLIGHTS  (CONTINUED)

		Income (loss) from investment operations				Less distributions							Ratios to average net assets							Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income		From net realized gains	From return of capital	Total distributions	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments, if any(2)(3)		Expenses net of all reductions/additions(2)(3)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate

Year or period ended	($)	($)		($)	($)	($)		($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000's)	(%)
ING JPMorgan Small Cap Core Equity Portfolio (Continued)
Class S2
12-31-10	10.31	0.04		2.69	2.73	0.01		—	—	0.01	13.03	26.53	1.38	1.28	†	1.28	†	0.28	†	38,636	42
12-31-09	8.33	0.03		2.18	2.21	0.02		0.21	—	0.23	10.31	27.06	1.39	1.28	†	1.28	†	0.25	†	34,234	46
12-31-08	13.16	0.05		(3.75)	(3.70)	0.03		1.10	—	1.13	8.33	(30.03)	1.38	1.26	†	1.26	†	0.34	†	30,011	62
12-31-07	14.13	0.06		(0.24)	(0.18)	—		0.79	—	0.79	13.16	(1.90)	1.38	1.25		1.25		0.41		50,954	47
12-31-06	12.44	0.01		2.01	2.02	—		0.33	—	0.33	14.13	16.48	1.38	1.26		1.26		0.09		54,106	43

ING Large Cap Growth Portfolio
Class ADV
12-31-10	11.34	0.04	•	1.53	1.57	0.05		—	—	0.05	12.86	13.91	1.37	1.20	†	1.20	†	0.32	†	8,618	134
12-31-09	8.01	0.02		3.31	3.33	—		—	—	—	11.34	41.57	1.36	1.20	†	1.20	†	0.17	†	1	19
12-31-08	12.65	0.03		(3.32)	(3.29)	—		1.35	—	1.35	8.01	(27.86)	1.35	1.20	†	1.19	†	0.33	†	1	46
12-31-07	11.52	(0.03	)•	1.31	1.28	0.04		0.11	—	0.15	12.65	11.09	1.35	1.20		1.19		(0.20)		1	30
12-29-06(4) - 12-31-06	11.52	(0.00	)*	—	(0.00)*	—		—	—	—	11.52	—	1.35	1.20		1.18		(1.18)		1	123
Class I
12-31-10	11.63	0.09		1.60	1.69	0.05		—	—	0.05	13.27	14.59	0.62	0.60	†	0.60	†	0.69	†	299,170	134
12-31-09	8.19	0.07	•	3.42	3.49	0.05		—	—	0.05	11.63	42.73	0.61	0.60	†	0.60	†	0.68	†	282,862	19
12-31-08	12.88	0.10		(3.38)	(3.28)	0.06		1.35	—	1.41	8.19	(27.34)	0.60	0.60	†	0.59	†	0.89	†	120,012	46
12-31-07	11.64	0.05	•	1.34	1.39	0.04		0.11	—	0.15	12.88	11.92	0.60	0.60		0.59		0.41		186,021	30
12-31-06	10.99	0.04		0.61	0.65	—		—	—	—	11.64	5.91	0.60	0.60		0.58		0.31		190,233	123
Class S
12-31-10	11.54	0.04		1.60	1.64	0.04		—	—	0.04	13.14	14.25	0.87	0.85	†	0.85	†	0.45	†	131,155	134
12-31-09	8.14	0.04	•	3.40	3.44	0.04		—	—	0.04	11.54	42.45	0.86	0.85	†	0.85	†	0.41	†	95,580	19
12-31-08	12.80	0.07	•	(3.36)	(3.29)	0.02		1.35	—	1.37	8.14	(27.55)	0.85	0.85	†	0.84	†	0.67	†	9,156	46
12-31-07	11.57	0.03		1.32	1.35	0.01		0.11	—	0.12	12.80	11.65	0.85	0.85		0.84		0.17		8,688	30
12-31-06	10.96	0.01		0.60	0.61	—		—	—	—	11.57	5.57	0.85	0.85		0.83		0.07		10,618	123
Class S2
12-31-10	11.51	0.04		1.58	1.62	—		—	—	—	13.13	14.11	1.12	1.00	†	1.00	†	0.30	†	988	134
12-31-09	8.10	0.03	•	3.38	3.41	0.00	*	—	—	—	11.51	42.11	1.11	1.00	†	1.00	†	0.37	†	879	19
12-31-08	12.74	0.06		(3.35)	(3.29)	0.00	*	1.35	—	1.35	8.10	(27.63)	1.10	1.00	†	0.99	†	0.49	†	802	46
12-31-07	11.52	0.00	•*	1.33	1.33	—		0.11	—	0.11	12.74	11.52	1.10	1.00		0.99		0.02		1,301	30
12-31-06	10.93	(0.01)		0.60	0.59	—		—	—	—	11.52	5.40	1.10	1.00		0.98		(0.08)		1,331	123

See Accompanying Notes to Financial Statements

59

FINANCIAL HIGHLIGHTS  (CONTINUED)

		Income (loss) from investment operations				Less distributions						Ratios to average net assets							Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments, if any(2)(3)		Expenses net of all reductions/additions(2)(3)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate

Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000's)	(%)

ING Limited Maturity Bond Portfolio
Class ADV
12-31-10	10.27	0.14	•	0.16	0.30	0.42	—	—	0.42	10.15	2.97	1.02	0.87	†	0.87	†	1.36	†	9,294	434
12-31-09	10.19	0.31		0.34	0.65	0.48	0.09	—	0.57	10.27	6.48	1.02	0.87	†	0.87	†	2.92	†	1	460
12-31-08	11.01	0.41		(0.47)	(0.06)	0.68	0.08	—	0.76	10.19	(0.73)	1.02	0.87	†	0.87	†	3.83	†	1	310
12-31-07	10.66	0.45		0.10	0.55	0.20	—	—	0.20	11.01	5.23	1.02	0.87	†	0.87	†	4.19	†	1	439
04-28-06(4) - 12-31-06	10.80	0.28	•	0.00 *	0.28	0.42	—	—	0.42	10.66	2.68	1.03	0.88	†	0.88	†	3.84	†	1	352
Class I
12-31-10	10.38	0.29	•	0.07	0.36	0.42	—	—	0.42	10.32	3.52	0.27	0.27	†	0.27	†	2.77	†	60,020	434
12-31-09	10.28	0.37	•	0.38	0.75	0.56	0.09	—	0.65	10.38	7.41	0.27	0.27	†	0.27	†	3.52	†	113,672	460
12-31-08	11.09	0.49	•	(0.46)	0.03	0.76	0.08	—	0.84	10.28	0.06	0.27	0.27	†	0.27	†	4.45	†	213,975	310
12-31-07	10.70	0.52	•	0.12	0.64	0.25	—	—	0.25	11.09	6.09	0.27	0.27	†	0.27	†	4.78	†	487,841	439
12-31-06	10.70	0.49	•	(0.07)	0.42	0.42	—	—	0.42	10.70	4.02	0.28	0.28	†	0.28	†	4.64	†	118,858	352
Class S
12-31-10	10.42	0.24	•	0.08	0.32	0.39	—	—	0.39	10.35	3.13	0.52	0.52	†	0.52	†	2.32	†	179,330	434
12-31-09	10.31	0.34	•	0.38	0.72	0.52	0.09	—	0.61	10.42	7.16	0.52	0.52	†	0.52	†	3.30	†	196,325	460
12-31-08	11.12	0.45	•	(0.45)	(0.00)*	0.73	0.08	—	0.81	10.31	(0.23)	0.52	0.52	†	0.52	†	4.13	†	205,438	310
12-31-07	10.73	0.50	•	0.11	0.61	0.22	—	—	0.22	11.12	5.77	0.52	0.52	†	0.52	†	4.55	†	251,309	439
12-31-06	10.72	0.46	•	(0.06)	0.40	0.39	—	—	0.39	10.73	3.83	0.53	0.53	†	0.53	†	4.27	†	295,289	352

ING Lord Abbett Growth and Income Portfolio
Class ADV
12-31-10	7.66	0.01	•	1.29	1.30	0.05	—	—	0.05	8.91	16.97	1.50	1.35		1.35		0.12		1,684	53
12-31-09	6.49	0.04	•	1.18	1.22	0.05	—	—	0.05	7.66	18.78	1.51	1.36	†	1.35	†	0.63	†	1	70
12-31-08	12.48	0.11		(4.42)	(4.31)	0.16	1.52	—	1.68	6.49	(36.86)	1.50	1.35	†	1.35	†	1.16	†	1	108
12-31-07	12.51	0.09		0.38	0.47	0.19	0.31	—	0.50	12.48	3.67	1.50	1.35		1.34		0.72		1	131
04-28-06(4) - 12-31-06	12.92	0.08	•	0.82	0.90	0.16	1.15	—	1.31	12.51	7.95	1.50	1.35		1.34		1.00		1	48
Class I
12-31-10	7.70	0.06		1.29	1.35	0.07	—	—	0.07	8.98	17.52	0.75	0.75		0.75		0.74		92,983	53
12-31-09	6.53	0.08		1.16	1.24	0.07	—	—	0.07	7.70	19.03	0.76	0.76	†	0.75	†	1.08	†	84,790	70
12-31-08	12.68	0.17		(4.48)	(4.31)	0.32	1.52	—	1.84	6.53	(36.39)	0.75	0.75	†	0.75	†	1.70	†	78,882	108
12-31-07	12.68	0.16	•	0.40	0.56	0.25	0.31	—	0.56	12.68	4.35	0.75	0.75		0.74		1.25		142,519	131
12-31-06	11.98	0.19	•	1.82	2.01	0.16	1.15	—	1.31	12.68	17.92	0.75	0.75		0.74		1.56		91,058	48

See Accompanying Notes to Financial Statements

60

FINANCIAL HIGHLIGHTS  (CONTINUED)

		Income (loss) from investment operations				Less distributions							Ratios to average net assets							Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains		From return of capital	Total distributions	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments, if any(2)(3)		Expenses net of all reductions/additions(2)(3)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate

Year or period ended	($)	($)		($)	($)	($)	($)		($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000's)	(%)

ING Lord Abbett Growth and Income Portfolio (Continued)
Class S
12-31-10	7.75	0.04		1.28	1.32	0.04	—		—	0.04	9.03	17.12	1.00	1.00		1.00		0.49		58,438	53
12-31-09	6.57	0.06		1.17	1.23	0.05	—		—	0.05	7.75	18.79	1.01	1.01	†	1.00	†	0.85	†	59,656	70
12-31-08	12.68	0.17		(4.51)	(4.34)	0.25	1.52		—	1.77	6.57	(36.58)	1.00	1.00	†	1.00	†	1.46	†	60,368	108
12-31-07	12.67	0.14	•	0.40	0.54	0.22	0.31		—	0.53	12.68	4.15	1.00	1.00		0.99		1.07		127,090	131
12-31-06	11.96	0.15	•	1.82	1.97	0.11	1.15		—	1.26	12.67	17.60	1.00	1.00		0.99		1.25		161,230	48
Class S2
12-31-10	7.71	0.03		1.28	1.31	0.03	—		—	0.03	8.99	17.06	1.25	1.15		1.15		0.34		2,132	53
12-31-09	6.54	0.05		1.16	1.21	0.04	—		—	0.04	7.71	18.57	1.26	1.16	†	1.15	†	0.69	†	1,992	70
12-31-08	12.61	0.13		(4.45)	(4.32)	0.23	1.52		—	1.75	6.54	(36.67)	1.25	1.15	†	1.15	†	1.31	†	1,891	108
12-31-07	12.61	0.12	•	0.40	0.52	0.21	0.31		—	0.52	12.61	4.03	1.25	1.15		1.14		0.91		3,429	131
12-31-06	11.94	0.14	•	1.79	1.93	0.11	1.15		—	1.26	12.61	17.31	1.25	1.15		1.14		1.12		3,688	48
ING PIMCO High Yield Portfolio
Class ADV
12-31-10	9.64	0.63	•	0.66	1.29	0.71	—		—	0.71	10.22	13.87	1.24	1.09		1.09		6.34		26,663	28
12-31-09	7.01	0.62		2.67	3.29	0.66	—		—	0.66	9.64	48.93	1.25	1.10		1.10		8.54		1,464	70
12-31-08	9.88	0.64	•	(2.80)	(2.16)	0.65	0.00	*	0.06	0.71	7.01	(22.84)	1.24	1.09		1.09		7.24		211	416
12-31-07	10.32	0.66		(0.41)	0.25	0.64	0.05		—	0.69	9.88	2.46	1.25	1.10		1.10		6.49		315	153
05-22-06(4) - 12-31-06	10.14	0.39		0.19	0.58	0.31	0.09		—	0.40	10.32	5.83	1.25	1.10		1.10		6.47		3	72
Class I
12-31-10	9.65	0.69		0.66	1.35	0.78	—		—	0.78	10.22	14.53	0.49	0.49		0.49		6.97		267,671	28
12-31-09	7.02	0.75	•	2.59	3.34	0.71	—		—	0.71	9.65	49.77	0.50	0.50		0.50		9.84		57,950	70
12-31-08	9.88	0.66		(2.76)	(2.10)	0.70	0.00	*	0.06	0.76	7.02	(22.37)	0.49	0.49		0.49		8.50		405,134	416
12-31-07	10.31	0.71		(0.39)	0.32	0.70	0.05		—	0.75	9.88	3.12	0.50	0.50		0.50		6.93		45,773	153
12-31-06	10.20	0.72	•	0.18	0.90	0.70	0.09		—	0.79	10.31	9.22	0.50	0.50		0.50		7.11		162,093	72
Class S
12-31-10	9.65	0.68	•	0.65	1.33	0.76	—		—	0.76	10.22	14.25	0.74	0.74		0.74		6.80		631,092	28
12-31-09	7.02	0.76		2.56	3.32	0.69	—		—	0.69	9.65	49.37	0.75	0.75		0.75		9.18		470,270	70
12-31-08	9.89	0.67	•	(2.80)	(2.13)	0.68	0.00	*	0.06	0.74	7.02	(22.53)	0.74	0.74		0.74		7.58		358,998	416
12-31-07	10.32	0.69	•	(0.40)	0.29	0.67	0.05		—	0.72	9.89	2.86	0.75	0.75		0.75		6.76		614,158	153
12-31-06	10.21	0.70		0.17	0.87	0.67	0.09		—	0.76	10.32	8.95	0.75	0.75		0.75		6.85		689,288	72
Class S2
12-31-10	9.66	0.65		0.62	1.27	0.71	—		—	0.71	10.22	13.65	0.99	0.89		0.89		6.50		10	28
12-31-09	7.02	0.74		2.59	3.33	0.69	—		—	0.69	9.66	49.57	1.00	0.90		0.90		9.01		1	70
12-31-08	9.90	0.66	•	(2.80)	(2.14)	0.68	0.00	*	0.06	0.74	7.02	(22.60)	0.99	0.89		0.89		7.48		1	416
12-31-07	10.32	0.67		(0.38)	0.29	0.66	0.05		—	0.71	9.90	2.84	1.00	0.90		0.90		6.57		1	153
12-29-06(4) - 12-31-06	10.32	(0.00	)*	—	(0.00)*	—	—		—	—	10.32	—	1.00	0.90		0.90		(0.90)		1	72

See Accompanying Notes to Financial Statements

61

FINANCIAL HIGHLIGHTS  (CONTINUED)

		Income (loss) from investment operations				Less distributions						Ratios to average net assets							Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments, if any(2)(3)		Expenses net of all reductions/additions(2)(3)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate

Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000's)	(%)

ING Pioneer Equity Income Portfolio
Class ADV
12-31-10	6.92	0.12		1.17	1.29	0.16	—	—	0.16	8.05	18.96	1.54	1.29	†	1.29	†	1.61	†	1	19
12-31-09	6.18	0.14		0.60	0.74	—	—	—	—	6.92	11.97	1.58	1.29	†	1.28	†	2.37	†	1	34
12-31-08	9.18	0.20		(3.00)	(2.80)	0.19	—	0.01	0.20	6.18	(30.38)	1.56	1.29	†	1.29	†	2.44	†	1	23
05-11-07(4) - 12-31-07	10.00	0.15		(0.89)	(0.74)	0.08	—	—	0.08	9.18	(7.39)	1.53	1.29		1.28		2.35		1	20
Class I
12-31-10	6.94	0.18		1.14	1.32	0.20	—	—	0.20	8.06	19.37	0.79	0.69	†	0.69	†	2.32	†	142,983	19
12-31-09	6.16	0.19		0.59	0.78	—	—	—	—	6.94	12.66	0.83	0.69	†	0.68	†	2.98	†	129,369	34
12-31-08	9.18	0.24		(3.02)	(2.78)	0.23	—	0.01	0.24	6.16	(30.12)	0.81	0.69	†	0.69	†	3.06	†	116,455	23
05-11-07(4) - 12-31-07	10.00	0.19	•	(0.88)	(0.69)	0.13	—	—	0.13	9.18	(6.94)	0.78	0.69		0.68		3.16		165,905	20
Class S
12-31-10	6.90	0.15	•	1.15	1.30	0.19	—	—	0.19	8.01	19.22	1.04	0.94	†	0.94	†	2.07	†	3	19
12-31-09	6.14	0.15	•	0.61	0.76	—	—	—	—	6.90	12.38	1.08	0.94	†	0.93	†	2.45	†	3	34
12-31-08	9.18	0.22		(3.02)	(2.80)	0.23	—	0.01	0.24	6.14	(30.34)	1.06	0.94	†	0.94	†	2.70	†	1	23
05-11-07(4) - 12-31-07	10.00	0.17	•	(0.89)	(0.72)	0.10	—	—	0.10	9.18	(7.17)	1.03	0.94		0.93		2.73		1	20

ING Pioneer Fund Portfolio
Class ADV
12-31-10	9.74	0.08	•	1.42	1.50	0.12	—	—	0.12	11.12	15.41	1.48	1.33	†	1.33	†	0.74	†	611	19
12-31-09	7.93	0.11	•	1.77	1.88	0.07	—	—	0.07	9.74	23.74	1.48	1.31	†	1.30	†	1.32	†	1	19
12-31-08	13.02	0.13		(4.56)	(4.43)	0.20	0.45	0.01	0.66	7.93	(34.98)	1.48	1.29	†	1.28	†	1.12	†	1	13
12-31-07	12.89	0.08	•	0.52	0.60	0.16	0.31	—	0.47	13.02	4.51	1.49	1.29		1.29		0.61		1	24
12-29-06(4) - 12-31-06	12.89	(0.00	)*	—	(0.00)*	—	—	—	—	12.89	—	1.51	1.31		1.31		(1.31)		1	19
Class I
12-31-10	9.73	0.13		1.43	1.56	0.13	—	—	0.13	11.16	16.13	0.73	0.73	†	0.73	†	1.37	†	34,623	19
12-31-09	7.92	0.15		1.79	1.94	0.13	—	—	0.13	9.73	24.45	0.73	0.71	†	0.70	†	1.79	†	28,964	19
12-31-08	13.16	0.22		(4.62)	(4.40)	0.38	0.45	0.01	0.84	7.92	(34.53)	0.73	0.69	†	0.68	†	1.75	†	23,411	13
12-31-07	12.92	0.16		0.55	0.71	0.16	0.31	—	0.47	13.16	5.36	0.74	0.69		0.69		1.24		41,028	24
12-31-06	11.04	0.16		1.72	1.88	—	—	—	—	12.92	17.03	0.76	0.71		0.71		1.33		31,524	19
Class S
12-31-10	9.74	0.11		1.43	1.54	0.11	—	—	0.11	11.17	15.85	0.98	0.98	†	0.98	†	1.12	†	61,972	19
12-31-09	7.93	0.13	•	1.79	1.92	0.11	—	—	0.11	9.74	24.15	0.98	0.96	†	0.95	†	1.54	†	55,060	19
12-31-08	13.12	0.20		(4.62)	(4.42)	0.31	0.45	0.01	0.77	7.93	(34.72)	0.98	0.94	†	0.93	†	1.50	†	49,041	13
12-31-07	12.89	0.14		0.53	0.67	0.13	0.31	—	0.44	13.12	5.07	0.99	0.94		0.94		0.98		94,535	24
12-31-06	11.04	0.12		1.73	1.85	—	—	—	—	12.89	16.76	1.01	0.96		0.96		1.08		98,788	19

See Accompanying Notes to Financial Statements

62

FINANCIAL HIGHLIGHTS  (CONTINUED)

		Income (loss) from investment operations				Less distributions						Ratios to average net assets							Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments, if any(2)(3)		Expenses net of all reductions/additions(2)(3)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate

Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000's)	(%)

ING Templeton Global Growth Portfolio
Class ADV
12-31-10	10.52	0.12		0.61	0.73	0.13	—	—	0.13	11.12	7.14	1.65	1.50		1.49		1.16		1	7
12-31-09	8.11	0.11	•	2.44	2.55	0.14	—	—	0.14	10.52	31.87	1.66	1.51		1.51		1.22		1	10
12-31-08	14.20	0.18	•	(5.72)	(5.54)	0.05	0.50	—	0.55	8.11	(40.06)	1.64	1.49		1.49		1.60		1	12
12-31-07	14.39	0.13	•	0.19	0.32	0.18	0.33	—	0.51	14.20	2.01	1.66	1.50		1.50		0.89		1	23
12-29-06(4) - 12-31-06	14.39	(0.00	)*	—	(0.00)*	—	—	—	—	14.39	—	1.68	1.53		1.53		(1.53)		1	20
Class I
12-31-10	10.61	0.18		0.65	0.83	0.19	—	—	0.19	11.25	8.04	0.90	0.90		0.89		1.68		292,127	7
12-31-09	8.21	0.17	•	2.47	2.64	0.24	—	—	0.24	10.61	32.73	0.91	0.91		0.91		1.93		289,255	10
12-31-08	14.38	0.24	•	(5.75)	(5.51)	0.16	0.50	—	0.66	8.21	(39.57)	0.89	0.89		0.89		2.19		229,007	12
12-31-07	14.47	0.12	•	0.30	0.42	0.18	0.33	—	0.51	14.38	2.69	0.90	0.90		0.90		0.82		177,447	23
04-28-06(4) - 12-31-06	14.83	0.15	•	1.37	1.52	0.17	1.71	—	1.88	14.47	12.03	0.93	0.93		0.93		1.58		1	20
Class S
12-31-10	10.64	0.15	•	0.65	0.80	0.16	—	—	0.16	11.28	7.75	1.15	1.15		1.14		1.43		298,922	7
12-31-09	8.23	0.15	•	2.46	2.61	0.20	—	—	0.20	10.64	32.30	1.16	1.16		1.16		1.64		311,920	10
12-31-08	14.39	0.26		(5.80)	(5.54)	0.12	0.50	—	0.62	8.23	(39.68)	1.14	1.14		1.14		2.07		244,440	12
12-31-07	14.49	0.18	•	0.20	0.38	0.15	0.33	—	0.48	14.39	2.41	1.15	1.15		1.15		1.22		466,444	23
12-31-06	13.61	0.17		2.56	2.73	0.14	1.71	—	1.85	14.49	21.92	1.18	1.18		1.17		1.28		478,331	20
Class S2
12-31-10	10.58	0.14		0.64	0.78	0.15	—	—	0.15	11.21	7.56	1.40	1.30		1.29		1.28		4,733	7
12-31-09	8.18	0.13	•	2.45	2.58	0.18	—	—	0.18	10.58	32.08	1.41	1.31		1.31		1.50		4,692	10
12-31-08	14.29	0.27		(5.79)	(5.52)	0.09	0.50	—	0.59	8.18	(39.77)	1.39	1.29		1.29		1.93		3,738	12
12-31-07	14.39	0.17		0.19	0.36	0.13	0.33	—	0.46	14.29	2.31	1.40	1.30		1.30		1.08		8,171	23
12-31-06	13.54	0.14		2.55	2.69	0.13	1.71	—	1.84	14.39	21.71	1.43	1.33		1.32		1.11		8,480	20

ING U.S. Stock Index Portfolio
Class ADV
12-31-10	9.56	0.13	•	1.21	1.34	0.14	—	—	0.14	10.76	14.06	1.01	0.79	†	0.79	†	1.29	†	10,554	24
05-28-09(4) - 12-31-09	7.75	0.12	•	1.74	1.86	0.05	—	—	0.05	9.56	23.99	1.01	0.79	†	0.79	†	2.20	†	155	12
Class I
12-31-10	9.66	0.18	•	1.24	1.42	0.16	—	—	0.16	10.92	14.74	0.26	0.26	†	0.26	†	1.79	†	3,645,772	24
12-31-09	7.70	0.18	•	1.84	2.02	0.06	—	—	0.06	9.66	26.22	0.26	0.26	†	0.26	†	1.99	†	3,475,342	12
12-31-08	12.94	0.23	•	(4.97)	(4.74)	0.39	0.11	—	0.50	7.70	(37.12)	0.26	0.26	†	0.26	†	2.14	†	333,552	3
12-31-07	12.85	0.23		0.46	0.69	0.22	0.38	—	0.60	12.94	5.28	0.26	0.26	†	0.26	†	1.90	†	481,091	4
12-31-06	11.40	0.21	•	1.52	1.73	0.19	0.09	—	0.28	12.85	15.52	0.27	0.27	†	0.27	†	1.74	†	405,602	9

See Accompanying Notes to Financial Statements

63

FINANCIAL HIGHLIGHTS  (CONTINUED)

		Income (loss) from investment operations				Less distributions						Ratios to average net assets							Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments, if any(2)(3)		Expenses net of all reductions/additions(2)(3)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate

Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000's)	(%)

ING U.S. Stock Index Portfolio (Continued)
Class S
12-31-10	9.62	0.15	•	1.23	1.38	0.13	—	—	0.13	10.87	14.42	0.51	0.50	†	0.50	†	1.54	†	24,781	24
12-31-09	7.67	0.15	•	1.84	1.99	0.04	—	—	0.04	9.62	25.97	0.51	0.51	†	0.51	†	1.82	†	26,732	12
12-31-08	12.91	0.21	•	(4.96)	(4.75)	0.38	0.11	—	0.49	7.67	(37.35)	0.51	0.51	†	0.51	†	2.03	†	14,414	3
04-30-07(4) - 12-31-07	13.49	0.18	•	(0.16)	0.02	0.22	0.38	—	0.60	12.91	0.06	0.51	0.51	†	0.51	†	2.03	†	5,358	4
Class S2
12-31-10	9.59	0.14	•	1.23	1.37	0.13	—	—	0.13	10.83	14.26	0.76	0.66	†	0.66	†	1.40	†	31,885	24
12-31-09	7.65	0.14	•	1.83	1.97	0.03	—	—	0.03	9.59	25.79	0.76	0.66	†	0.66	†	1.69	†	25,311	12
12-31-08	12.89	0.19	•	(4.95)	(4.76)	0.37	0.11	—	0.48	7.65	(37.42)	0.76	0.66	†	0.66	†	1.96	†	12,788	3
08-01-07(4) - 12-31-07	12.79	0.14	•	(0.04)	0.10	—	—	—	—	12.89	0.78	0.76	0.66	†	0.66	†	2.62	†	2,005	4

(1)

Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(2)	Annualized for periods less than one year.
(3)

Expense ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage commission recapture arrangements, if any, or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage commission recapture arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.

(4)	Commencement of operations.
(5)	Class S2 was fully redeemed on October 3, 2005 and recommenced operations on May 26, 2006.
•	Calculated using average number of shares outstanding throughout the period.
*	Amount is less than $0.005 or more than $(0.005) or more than (0.005)%.
†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income or loss ratio (Note 4).

See Accompanying Notes to Financial Statements

64

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2010

NOTE 1 — ORGANIZATION

ING Investors Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act” or the “Act”) as an open-end management investment company. The Trust was organized as a Massachusetts business trust on August 3, 1988 with an unlimited number of shares of beneficial interest with a par value of $0.001 each. The Trust consists of fifty-one active separate investment series. There are fourteen series included in this report (each a “Portfolio” and collectively, the “Portfolios”) and they are: ING BlackRock Large Cap Growth Portfolio (“BlackRock Large Cap Growth”), ING BlackRock Large Cap Value Portfolio (“BlackRock Large Cap Value”), ING Clarion Real Estate Portfolio (“Clarion Real Estate”), ING Franklin Income Portfolio (“Franklin Income”), ING Franklin Mutual Shares Portfolio (“Franklin Mutual Shares”), ING JPMorgan Small Cap Core Equity Portfolio (“JPMorgan Small Cap Core Equity”), ING Large Cap Growth Portfolio (“Large Cap Growth”) ING Limited Maturity Bond Portfolio (“Limited Maturity Bond”), ING Lord Abbett Growth and Income Portfolio (“Lord Abbett Growth and Income”), ING PIMCO High Yield Portfolio (“PIMCO High Yield”), ING Pioneer Equity Income Portfolio (“Pioneer Equity Income”), ING Pioneer Fund Portfolio (“Pioneer Fund”), ING Templeton Global Growth Portfolio (“Templeton Global Growth”), and ING U.S. Stock Index Portfolio (“U.S. Stock Index”).

All of the Portfolios are diversified except for Clarion Real Estate, which is a non-diversified Portfolio. All of the Portfolios except Franklin Mutual Shares, Limited maturity Bond, Pioneer Equity Income and Pioneer Fund are authorized to offer four classes of shares (Adviser (“ADV”), Institutional (“I”), Service (“S”), and Service 2 (“S2”)); Franklin Mutual Shares, Limited Maturity Bond, Pioneer Equity Income and Pioneer Fund are not authorized to offer S2 Class shares; however, not all Portfolios currently offer all classes. Each class has equal rights as to class and voting privileges. The classes differ principally in the applicable distribution and shareholder service fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Portfolios and earn income and realized gains/losses from the Portfolios pro rata based on the average daily net assets of each class, without distinction between share classes. Expenses that are specific to a Portfolio or a class are charged directly to that Portfolio or class. Other operating expenses shared by several Portfolios are generally allocated among those Portfolios based on average net assets. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if applicable.

Each Portfolio’s shares may be offered to variable annuity and variable life insurance separate accounts, qualified pension and retirement plans outside the separate account context, custodial accounts, certain investment advisers and their affiliates in connection with the creation or management of the Portfolios and certain other investment management companies.

Directed Services LLC serves as the investment adviser (“DSL” or the “Investment Adviser”) to the Portfolios. ING Investment Management Co. (“ING IM”) serves as the sub-adviser (“IIM” or the “Consultant”) to Large Cap Growth, Limited Maturity Bond, and U.S. Stock Index. ING Funds Services, LLC serves as the administrator (“IFS” or the “Administrator”) for certain Portfolios. ING Investments Distributor, LLC (“IID” or the “Distributor”) serves as the principal underwriter to the Portfolios.

The Investment Adviser, ING IM, IFS and IID are indirect, wholly-owned subsidiaries of ING Groep N.V. (“ING Groep”). ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services.

ING Groep has adopted a formal restructuring plan that was approved by the European Commission in November 2009 under which the ING life insurance businesses, including the retirement services and investment management businesses, which include the Investment Adviser and its affiliates, would be divested by ING Groep by the end of 2013. While there can be no assurance that it will be carried out, the restructuring plan presents certain risks, including uncertainty about the effect on the businesses of the ING entities that service the Portfolios and potential termination of the Portfolios’ existing advisory agreement, which may trigger the need for shareholder approval of new agreements.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Such policies are in conformity with U.S. generally accepted accounting principles for investment companies.

65

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

(continued)

A. Security Valuation. All investments in securities are recorded at their estimated fair value, as described below. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ are valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities with more than 60 days to maturity are valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as yields, maturities, liquidity, ratings and traded prices in similar or identical securities. Investments in open-end mutual funds are valued at net asset value. Investments in securities, of sufficient credit quality, maturing in 60 days or less are valued at amortized cost which approximates fair value.

Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of fair market value obtained from yield data relating to investments or securities with similar characteristics. U.S. government obligations are valued by using market quotations or independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values, as defined by the 1940 Act, and as determined in good faith by or under the supervision of the Portfolios’ Board of Trustees (“Board”), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Portfolio calculates its net asset value (“NAV”) may also be valued at their fair values, as defined by the Act, as determined in good faith by or under the supervision of a Portfolio’s Board, in accordance with methods that are specifically authorized by the Board. All such fair valuations are made in accordance with valuation procedures of the Portfolios (the “Valuation Procedures”) which have been approved by the Board. The valuation techniques applied in any specific instance are set forth in the Valuation Procedures and may vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Portfolios related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies’ securities. If a significant event which is likely to impact the value of one or more foreign securities held by a Portfolio occurs after the time at which the foreign market for such security(ies) closes but before the time that a Portfolio’s NAV is calculated on any business day, such event may be taken into account in determining the fair value of such security(ies) at the time a Portfolio calculates its net asset value. For these purposes, significant events after the close of trading on a foreign market may include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis, the Board has authorized the use of one or more research services to assist with the determination of the fair value of foreign securities in light of significant events. Research services use statistical analyses and quantitative models to help determine fair value as of the time a Portfolio calculates its net asset value. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment, and the fair value assigned to a security may not represent the actual value that a Portfolio could obtain if it were to sell the security at the time of the close of the NYSE. The price of silver and gold bullion is determined by measuring the mean between the closing bid and asked quotations of silver and gold bullion set at the time of the close of the NYSE, as supplied by a Portfolio’s custodian bank or other broker-dealers or banks approved by the Trust, on each date that the NYSE is open for business.

Fair value is defined as the price that the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each investment asset or liability of the Portfolios is assigned a level at measurement date based on the significance and

66

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

(continued)

source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the adviser’s or sub-adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality which are valued at amortized cost, which approximates fair value, are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Portfolios’ investments under these levels of classification is included following the Summary Portfolios of Investments.

For the year ended December 31, 2010, there have been no significant changes to the fair valuation methodologies.

B. Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Portfolios. Premium amortization and discount accretion are determined by the effective yield method.

C. Foreign Currency Translation. The books and records of the Portfolios are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1) Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2) Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Portfolios do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolios’ books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and the U.S. government. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

D. Distributions to Shareholders. The Portfolios record distributions to their shareholders on the ex-dividend date. Dividends from net investment income, if any, are declared daily and paid monthly by PIMCO High Yield. Limited Maturity Bond may declare a dividend monthly or quarterly. For all other Portfolios, net investment income and net capital gain distributions, if any, will be declared and paid annually. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

E. Federal Income Taxes. It is the policy of the Portfolios to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Portfolios’ tax positions taken on

67

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

(continued)

federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expired.

F. Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

G. Risk Exposures and the use of Derivative Instruments. The Portfolios’ investment objectives permit the Portfolios to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, a Portfolio will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to market risk factors. This may allow a Portfolio to pursue its objectives more quickly, and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Market Risk Factors. In pursuit of its investment objectives, a Portfolio may seek to use derivatives to increase or decrease its exposure to the following market risk factors:

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer durations, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter durations.

Risks of Investing in Derivatives. A Portfolio’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where a Portfolio is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by a Portfolio, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of a Portfolio to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Portfolio is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments. Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and a Portfolio. Associated risks are not the risks that a Portfolio is attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that a Portfolio will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to a Portfolio. Associated risks can be different for each type of derivative and are discussed by each derivative type in the following notes.

68

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

(continued)

Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to a Portfolio. Each Portfolio’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. A Portfolio intends to enter into financial transactions with counterparties that they believe to be creditworthy at the time of the transaction. To reduce this risk, a Portfolio has entered into master netting arrangements, established within each Portfolio’s International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain over-the-counter (“OTC”) derivative and forward foreign currency contracts, entered into by a Portfolio and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.

A Portfolio may also enter into collateral agreements with certain counterparties to further mitigate counterparty risk on OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to or from a Portfolio is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.

As of December 31, 2010, the maximum amount of loss that Franklin Mutual Shares, Limited Maturity Bond, and PIMCO High Yield would incur if the counterparties to its derivative transactions failed to perform would be $1,441,348, $6,823, and $3,345,328, respectively, which represents the gross payments to be received by the Portfolios on open credit default swaps, interest rate swaps and forward foreign currency transactions were they to be unwound as of December 31, 2010. As of December 31, 2010, PIMCO High Yield received $2,390,000 in cash collateral and $430,000 principal value in U.S. Treasury Bills from various counterparties to mitigate counterparty credit risk.

Each Portfolio has credit related contingent features that if triggered would allow its derivative counterparties to close out and demand payment or additional collateral to cover their exposure from a Portfolio. Credit related contingent features are established between each Portfolio and their derivatives counterparties to reduce the risk that a Portfolio will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in a Portfolio’s net assets and or a percentage decrease in a Portfolio’s NAV, which could cause a Portfolio to accelerate payment of any net liability owed to the counterparty. The contingent features are established within each Portfolio’s Master Agreements.

As of December 31, 2010, Franklin Mutual Shares, Limited Maturity Bond, and PIMCO High Yield had a net liability position of $3,086,077, $160,862, and $2,396,192, respectively, on open credit default swaps, interest rate swaps and forward foreign currency contracts with credit related contingent features. If a contingent feature would have been triggered as of December 31, 2010, the Portfolios could have been required to pay this amount in cash to its counterparties. As of December 31, 2010, PIMCO High Yield had segregated $878,000 principal value in U.S. Treasury Bills for open OTC derivative transactions with its custodian which is footnoted in the Summary Portfolio of Investments.

H. Forward Foreign Currency Contracts. Certain Portfolios may enter into forward foreign currency contracts primarily to hedge against foreign currency exchange rate risks on their non-U.S. dollar denominated investment securities. When entering into a forward foreign currency contract, a Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and a Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the Statements of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statements of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statements of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Open forward foreign currency contracts are presented following the respective Summary Portfolio of Investments.

69

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

During the year ended December 31, 2010, the following Portfolios had average contract amounts on forward foreign currency contracts to buy and sell as disclosed below:

	Purchased	Sold
Franklin Mutual Shares	$10,095,579	$115,210,102
Pimco High Yield	6,246,772	32,754,673

Both Franklin Mutual Shares and PIMCO High Yield used forward foreign currency contracts primarily to protect its non-U.S. dollar denominated holdings from adverse currency movements. Please refer to the table following the Summary Portfolio of Investments for each respective Portfolio for open forward foreign currency contracts at December 31, 2010.

I. Futures Contracts. Each Portfolio may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. Each Portfolio may buy and sell futures contracts. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Portfolio’s assets are valued.

Upon entering into a futures contract, each Portfolio is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. Open futures contracts are reported on a table following each Portfolio’s Summary Portfolio of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are footnoted in the Summary Portfolio of Investments. Cash collateral held by the broker to cover initial margin requirements on open futures contracts are noted in each Portfolio’s Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in each Portfolio’s Statement of Operations. Realized gains (losses) are reported in each Portfolio’s Statement of Operations at the closing or expiration of futures contracts.

As of December 31, 2010, JPMorgan Small Cap Core Equity has posted $600,000 principal value in U.S. Treasury Bills to the broker for open futures contracts.

Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the year ended December 31, 2010, JPMorgan Small Cap Core Equity and U.S. Stock Index have purchased futures contracts on various equity indexes to increase exposure to equity risk. In addition, Limited Maturity Bond has purchased and sold futures contracts on various bonds and notes to increase exposure to interest rate risk. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where each Portfolio is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of each Porfolio’s securities. With futures, there is minimal counterparty credit risk to the Portfolios since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

During the year ended December 31, 2010, the Portfolios had average notional values on futures contracts purchased and sold as disclosed below:

	Buy	Sell
JPMorgan Small Cap Core Equity	$4,350,735	—
Limited Maturity Bond	56,957,703	34,157,873
U.S. Stock Index	65,756,463	—

J. Options Contracts. Certain Portfolios may purchase put and call options and may write (sell) put options and covered call options on futures, swaps (“swaptions”), securities, commodities or foreign currencies it owns or in which it may invest. The Portfolios may engage in option transactions as a hedge against adverse movements in the value of portfolio holdings or to increase market exposure. Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. An amount equal to the premium received by the Portfolios upon the writing of a put or call option is included in the Statements of Assets and Liabilities as a liability which is subsequently marked-to-market until it is exercised or closed, or it expires. The Portfolios will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted

70

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

(continued)

by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements. The risk in writing a covered call option is that the Portfolios give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Portfolios may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolios pay a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

During the year ended December 31, 2010, PIMCO High Yield has written swaptions on interest rate swaps to generate income. There were no open interest rate swaptions at December 31, 2010. Please refer to Note 10 for the volume of written option activity during the year ended December 31, 2010.

K. Swap Agreements. Certain Portfolios may enter into swap agreements. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other at specified future intervals based on the return of an asset (such as a stock, bond or currency) or non-asset reference (such as an interest rate or index).

The swap agreement will specify the “notional” amount of the asset or non-asset reference to which the contract relates. Subsequent changes in fair value, if any, are calculated based upon changes in the performance of the asset or non-asset reference multiplied by the notional value of the contract. A Portfolio may enter into credit default, interest rate, total return and currency swaps to manage its exposure to credit, currency and interest rate risk. All outstanding swap agreements are reported following each Portfolio’s Summary Portfolio of Investments.

Swaps are marked to market daily using quotations primarily from third party pricing services, counterparties or brokers. The value of the swap contract is recorded on each Portfolio’s Statements of Assets and Liabilities. During the term of the swap, changes in the value of the swap, if any, are recorded as unrealized gains or losses on the Statements of Operations. Upfront payments paid or received by a Portfolio when entering into the agreements are reported on the Statements of Assets and Liabilities and as a component of the changes in unrealized gains or losses on the Statements of

Operations. These upfront payments represent the amounts paid or received when initially entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and the prevailing market conditions. The upfront payments are included as a component in the realized gains or losses on each Portfolio’s Statement of Operations upon termination or maturity of the swap. A Portfolio also records net periodic payments paid or received on the swap contract as a realized gain or loss on the Statements of Operations.

Entering into swap agreements involves the risk that the maximum potential loss of an investment exceeds the current value of the investment as reported on each Portfolio’s Statements of Assets and Liabilities. Other risks involve the possibility that the counterparty to the agreements may default on its obligation to perform, that there will be no liquid market for these investments and that unfavorable changes in the market will have a negative impact on the value of the index or securities underlying the respective swap agreement.

Credit Default Swap Contracts. A credit default swap is a bilateral agreement between counterparties in which the buyer of the protection agrees to make a stream of periodic payments to the seller of protection in exchange for the right to receive a specified return in the event of a default or other credit event for a referenced entity, obligation or index. As a seller of protection on credit default swaps, a Portfolio will generally receive from the buyer a fixed payment stream based on the notional amount of the swap contract. This fixed payment stream will continue until the swap contract expires or a defined credit event occurs.

A Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. As a seller of protection in a credit default swap, a Portfolio may execute these contracts to manage its exposure to the market or certain sectors of the market. Certain Portfolios may also enter into credit default swaps to speculate on changes in an issuer’s credit quality, to take advantage of perceived spread advantages, or to offset an existing short equivalent (i.e. buying protection on an equivalent reference entity).

Certain Portfolios may sell credit default swaps which expose these Portfolios to the risk of loss from credit risk- related events specified in the contract. Although contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation

71

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

(continued)

acceleration, obligation default or repudiation/ moratorium. If a Portfolio is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index. If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues are disclosed following the Summary Portfolio of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-backed securities or credit indices, the quoted market prices and resulting fair values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing fair values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum amount of future payments (undiscounted) that a Portfolio as seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2010, for which a Portfolio is seller of protection are disclosed following the Summary Portfolio of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreements, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Portfolio for the same referenced entity or entities.

For the year ended December 31, 2010, certain Portfolios have purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual securities or credit indices and to hedge against anticipated potential credit events.

For the year ended December 31, 2010, certain Portfolios have sold credit protection through credit default swaps to gain exposure to the credit risk of individual securities or credit indices that are either unavailable or considered to be less attractive in the bond market.

For the year ended December 31, 2010, Limited Maturity Bond and PIMCO High Yield had average notional amounts of $— and $9,877,800 on credit default swaps to buy protection and average notional amounts of $4,200,000 and $45,568,067 on credit default swaps to sell protection, respectively.

Interest Rate Swap Contracts. An interest rate swap involves the agreement between counterparties to exchange periodic payments based on interest rates. One payment will be based on a floating rate of a specified interest rate while the other will be a fixed rate. Risks involve the future fluctuations of interest rates in which a Portfolio may make payments that are greater than what a Portfolio received from the counterparty. Other risks include credit, liquidity and market risk.

For the year ended December 31, 2010, PIMCO High Yield has entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate (“Long interest rate swap”) in order to

72

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

(continued)

increase exposure to interest rate risk. Average notional amounts on long interest rate swaps was $31,292,409.

For the year ended December 31, 2010, Limited Maturity Bond has entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate (“Short interest rate swap”) in order to decrease exposure to interest rate risk. Average notional amounts on short interest rate swaps were $5,539,800.

Limited Maturity Bond and PIMCO High Yield have entered into interest rate swaps to adjust interest rate and yield curve exposures and to substitute for physical fixed-income securities. Please refer to the tables following the Summary Portfolio of Investments for open interest rate swaps for each Portfolio at December 31, 2010.

L. Repurchase Agreements. Each Portfolio may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Portfolio will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreement, plus accrued interest, being invested by a Portfolio. The underlying collateral is valued daily on a mark-to-market basis to assure that the value, including accrued interest, is at least equal to the repurchase price. If the seller defaults, a Portfolio might incur a loss or delay in the realization of proceeds if the value of the security collateralizing the repurchase agreement declines, and may incur disposition costs in liquidating the collateral.

M. Securities Lending. The Portfolios have the option to loan up to 33 1/3% of their total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. The borrower is required to fully collateralize the loans with cash or U.S. government securities. Generally, in the event of counterparty default, a Portfolio has the right to use collateral to offset losses incurred. There would be potential loss to a Portfolio in the event the Portfolio is delayed or prevented from exercising its right to dispose of the collateral. A Portfolio bears the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Portfolio.

N. Restricted Securities. The Portfolios may invest in restricted securities, which include those sold under Rule 144A of the Securities Act of 1933 (“1933 Act”) or securities offered pursuant to Section 4(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value, as defined by the Act, determined under procedures approved by the Board.

O. Delayed-Delivery Transactions. Each Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of such securities is identified in each Portfolio’s Portfolio of Investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolios are required to identify liquid assets sufficient to cover the purchase price.

P. Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, considers the risk of loss from such claims remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the year ended December 31, the cost of purchases and the proceeds from the sales of securities, excluding U.S. government and short-term securities, were as follows:

	Purchases	Sales
BlackRock Large Cap Growth	$617,652,232	$644,426,468
BlackRock Large Cap Value	205,703,247	393,550,860
Clarion Real Estate	241,343,647	265,041,304
Franklin Income	366,956,627	358,602,075
Franklin Mutual Shares	147,802,047	156,242,843
JPMorgan Small Cap Core Equity	184,711,400	134,495,277
Large Cap Growth	527,926,109	515,636,901

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NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

NOTE 3 — INVESTMENT TRANSACTIONS

(continued)

	Purchases	Sales
Limited Maturity Bond	$181,169,721	$217,917,016
Lord Abbett Growth and Income	74,557,523	87,476,483
PIMCO High Yield	492,842,709	190,920,611
Pioneer Equity Income	24,007,668	32,126,194
Pioneer Fund	15,812,261	15,263,592
Templeton Global Growth	38,914,783	77,900,106
U.S. Stock Index	826,950,784	1,052,982,416

U.S. government securities not included above were as follows:

	Purchases	Sales
JPMorgan Small Cap Core Equity	$467,145	$325,000
Limited Maturity Bond	1,023,058,690	1,026,692,876

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

Franklin Income, Large Cap Growth, and Pioneer Equity Income have entered into an investment management agreement (“Investment Management Agreement”) with DSL.

Each Investment Management Agreement compensates the Investment Adviser (collectively, the “Investment Advisers”) with a fee, computed daily and payable monthly, based on the average daily net assets of each Portfolio, at the following annual rates:

Portfolio	Fee
Franklin Income	0.65% of the first $500 million; and 0.60% of the amount in excess of $500 million

Large Cap Growth(1)	0.55% on all assets

Pioneer Equity Income	0.65% of the first $500 million; and 0.60% of the amount in excess of $500 million

(1)	Effective November 2, 2010, the advisory fee breakpoints for purposes of calculating the advisory fee were removed, and the Portfolio was removed from the Unified Agreement.

With the exception of the Portfolios in the table above, DSL, an indirect, wholly-owned subsidiary of ING Groep, provides the Portfolios with advisory and administrative services under a management agreement (the “Unified Agreement”). Under the Unified Agreement, DSL has overall responsibility for engaging sub-advisers and for monitoring and evaluating the management of the assets of each Portfolio. Sub-Advisers have full investment discretion and make all determinations with respect to the investment of a Portfolio’s assets and the purchase and sale of portfolio securities and other investments. Pursuant to this Unified Agreement, DSL also is responsible for providing or procuring at DSL’s expense, the services reasonably necessary for the ordinary operation of the Portfolio, including, among other things, custodial, administrative, transfer agency, portfolio accounting, dividend reimbursing and auditing. As compensation for its services under the Unified Agreement, the Trust pays the Investment Adviser a monthly fee (a “Unified Fee”) based on the following annual rates of the average daily net assets of the Portfolios:

Portfolio	Fee
BlackRock Large Cap Growth	0.80% of the first $500 million;
0.75% of the next $250 million;
0.70% of the next $500 million; 0.65% of the next $750 million; and 0.60% of the amount in excess of $2 billion

BlackRock Large Cap Value	0.80% of the first $500 million;
0.75% of the first $250 million;
0.70% of the first $500 million;
0.65% of the first $750 million; and 0.60% of the amount in excess of $2 billion

Clarion Real Estate(1)	0.75% of the first $750 million;
0.70% of the next $1.25 billion;
0.65% of the next $1.5 billion; and 0.60% of the amount in excess of $3.5 billion

Franklin Mutual Shares(2)	0.78% of the first $4 billion;
0.75% of the next $1 billion;
0.73% of the next $1 billion;
0.71% of the next $1 billion; and 0.69% of the amount in excess of $7 billion

JPMorgan Small Cap Core Equity	0.900% of the first $200 million
0.850% of the next $300 million
0.800% of the next $250 million
0.750% of the amount in excess of $750 million

Limited Maturity Bond(3)	0.350% of the first $200 million;
0.300% of the next $300 million; and 0.250% of the amount in excess of $500 million

Lord Abbett Growth and Income	0.75% of the first $500 million;
0.70% of the next $250 million;
0.65% of the next $500 million; and 0.60% of the amount in excess of $1.25 billion

PIMCO High Yield	0.490%

Pioneer Fund	0.725% of the first $500 million
0.675% of the next $500 million
0.625% of the amount in excess of $1 billion

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NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES (continued)

Portfolio	Fee
U.S. Stock Index	0.26%

Templeton Global Growth	0.96% of the first $250 million;
0.86% of the next $250 million; and 0.76% of the amount in excess of $500 million

(1)

The assets of Clarion Real Estate are aggregated with those of ING Global Resources Portfolio, ING T. Rowe Price Capital Appreciation Portfolio, ING T. Rowe Price Equity and Income Portfolio and ING Van Kampen Growth and Income Portfolio, which are not included in this report, to determine the Unified Fee.

(2)	Effective January 1, 2010, the advisory fee breakpoints for purposes of calculating the advisory fee were modified.
(3)	The assets of Limited Maturity Bond are aggregated with those of ING Liquid Assets Portfolio, which is not included in this report, to determine the Unified Fee.

DSL has contractually agreed to waive a portion of the advisory fee for BlackRock Large Cap Value and Clarion Real Estate. The waiver is calculated as follows:

Waiver = 50% x (former sub-advisory fee minus new sub-advisory fee)

For the year ended December 31, DSL waived $83,677 and $206,869 for BlackRock Large Cap Value and Clarion Real Estate.

The waivers will continue through at least May 1, 2011 for BlackRock Large Cap Value and Clarion Real Estate. There is no guarantee that these waivers will continue after said dates. The agreements will only renew if DSL elects to renew them.

During the period, ING Portfolios were permitted to invest end-of-day cash balances into ING Institutional Prime Money Market Fund. Investment management fees paid by the Portfolios will be reduced by an amount equal to the management fees paid indirectly to the ING Institutional Prime Money Market Fund with respect to assets invested by the Portfolios. These fees are not subject to recoupment. For the year ended December 31, the Portfolios waived the following of such management fees:

Portfolio	Amount
BlackRock Large Cap Growth	$799
BlackRock Large Cap Value	518
Clarion Real Estate	5,087
Franklin Income	493
JPMorgan Small Cap Core Equity	7,577
Large Cap Growth	5,418
Limited Maturity Bond	10,700
Pioneer Equity Income	822
Pioneer Fund	512
U.S. Stock Index	59,041

Effective December 20, 2010, ING Institutional Prime Money Market Fund was liquidated. As a result of this liquidation, the Portfolios will no longer invest end-of-day cash balances into ING Institutional Prime Money Market Fund.

ING Funds Services, LLC (the “Administrator”), an indirect, wholly-owned subsidiary of ING Groep, acts as administrator and provides certain administrative and shareholder services necessary for Franklin Income, Large Cap Growth and Pioneer Equity Income operations and is responsible for the supervision of other service providers. For its services, the Administrator is entitled to receive from these Portfolios a fee at an annual rate of 0.10% of each Portfolio’s average daily net assets.

The Trust and the Investment Adviser have entered into portfolio management agreements with each sub-adviser. These sub-advisers provide investment advice for the various Portfolios and are paid by the Investment Adviser based on the average daily net assets of the respective Portfolios. The sub-advisers of each of the Portfolios are as follows (*denotes a Related Party adviser):

Portfolio	Sub-Adviser
BlackRock Large Cap Growth	BlackRock Investment Management, LLC

BlackRock Large Cap Value	BlackRock Investment Management, LLC

Clarion Real Estate	ING Clarion Real Estate Securities LLC*
Large Cap Growth(1)	ING Investment Management Co.*
Franklin Income	Franklin Advisers, Inc.
Franklin Mutual Shares	Franklin Mutual Advisers LLC
JPMorgan Small Cap Core Equity	J.P. Morgan Investment Management Inc.
Limited Maturity Bond	ING Investment Management Co.*
Lord Abbett Growth and Income	Lord, Abbett & Co. LLC
PIMCO High Yield	Pacific Investment Management Company LLC
Pioneer Equity Income	Pioneer Investment Management, Inc.
Pioneer Fund	Pioneer Investment Management, Inc.
U.S. Stock Index	ING Investment Management Co.*
Templeton Global Growth	Templeton Global Advisors Limited

(1)	Prior to June 12, 2010, the Portfolio was managed by a different sub-adviser. Effective June 12, 2010, pursuant to an interim

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NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES (continued)

sub-advisory agreement, ING IM took over as the interim sub-advisor until the sub-advisor change was approved by shareholders and became effective November 2, 2010. In conjunction with the sub-adviser change, the Portfolio changed its name.

In placing equity security transactions, each sub-adviser is required to use its best efforts to choose a broker capable of providing brokerage services necessary to obtain the best execution for each transaction. Subject to this requirement, a sub-adviser may allocate equity security transactions through certain designated broker-dealers. Some of these broker-dealers participate in commission recapture programs that have been established for the benefit of the Portfolios. Under these programs, the participating broker-dealers will return to a Portfolio a portion of the brokerage commissions (in the form of a credit to the Portfolio) paid to the broker-dealers to pay certain expenses of a Portfolio. These commission recapture payments benefit the Portfolios and not the portfolio manager or sub-adviser. Any amount credited to a Portfolio is reflected as brokerage commission recapture in the Statements of Operations.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

The Trust has entered into a Shareholder Service Plan (the “Plan”) for the Class S and Class S2 shares of each Portfolio. The Plan compensates IID for the provision of shareholder services and/or account maintenance services to direct or indirect beneficial owners of Class S and Class S2 shares. Under the Plan, each Portfolio makes payments to the Distributor at an annual rate of 0.25% of the Portfolio’s average daily net assets attributable to Class S and Class S2, respectively. Each Portfolio has entered into a Rule 12b-1 Distribution Plan (the “Class S2 Plan”) with IID on behalf of the Class S2 shares of the Portfolio. The Class S2 Plan provides that the Class S2 shares shall pay a 12b-1 distribution fee, for distribution services including payments to IID at an annual rate of 0.25% of the average daily net assets. IID has contractually agreed to waive a portion of its fee equal to 0.10% of the average daily net assets attributable to the distribution fee paid by Class S2 of the Portfolios, so that the actual fee paid by a Portfolio is an annual rate of 0.15%. The expense waiver will continue through at least May 1, 2011. Pursuant to a side agreement dated March 15, 2010, the Distributor agreed to waive 0.01% of the shareholder service fee for Class S shares of U.S. Stock Index through May 1, 2011.

Each Class ADV share of the respective Portfolios has a Rule 12b-1 Service and Distribution Plan. Class ADV shares pay IID a service fee of 0.25% and a distribution fee of 0.50% of each Portfolio’s average daily net assets attributable to Class ADV shares. IID has contractually agreed to waive 0.15% of the Portfolios’ average daily net assets attributable to Class ADV shares so that the actual fee paid by a Portfolio is a rate of 0.35%. The expense waiver will continue through at least May 1, 2011. Pursuant to a side agreement the Distributor agreed to waive 0.22% of the distribution fee for U.S. Stock Index Class ADV shares through May 1, 2011.

Pursuant to an agreement effective September 23, 2005, as amended and restated January 30, 2009, the Distributor will limit Class S expenses, so that the operating expense limit for BlackRock Large Cap Growth does not exceed 1.04%. The Distributor may, at a later date, recoup from BlackRock Large Cap Growth shareholder service fees waived during the previous 36 months, but only if, after such recoupment, BlackRock Large Cap Growth’s expense ratio does not exceed 1.04%. As of December 31, 2010, $19,779 of such fees are subject to possible recoupment expiring December 31, 2013.

NOTE 6 — EXPENSE LIMITATION AGREEMENTS

Each Investment Adviser has entered into written expense limitation agreements with certain of the Portfolios, whereby each Investment Adviser has agreed to limit expenses, excluding interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses to the levels listed below:

	Class ADV	Class I	Class S	Class S2
Franklin Income(1)	1.39%	0.79%	1.04%	1.19%
Large Cap Growth(2)	1.20%	0.60%	0.85%	1.00%
Pioneer Equity Income	1.29%	0.69%	0.94%	N/A

(1)	Prior to April 30, 2010, the expense limits were 1.44%, 0.74%, 0.99% and 1.24% for classes ADV, I, S, and S2 shares, respectively.
(2)	Prior to November 2, 2010, the Portfolio did not have an expense limitation agreement.

Each Investment Adviser may, at a later date, recoup from a Portfolio management fees waived and other expenses assumed by each Investment Adviser during the previous 36 months, but only if, after such recoupment, a Portfolio’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees by, and any recoupment to each Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations for each Portfolio.

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NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

NOTE 6 — EXPENSE LIMITATION AGREEMENTS (continued)

The expense limitation agreements are contractual and shall renew automatically unless ING Investments or DSL provides written notice of the termination of the expense limitation agreement within 90 days of the end of the then current term.

As of December 31, 2010, the amounts of waived and reimbursed fees that are subject to possible recoupment by each Investment Adviser, and the related expiration dates are as follows:

	December 31,
	2011	2012	2013	Total
Franklin Income	$262,331	$355,016	$100,338	$717,685
Large Cap Growth	—	—	77,258	77,258
Pioneer Equity Income	177,161	162,095	131,774	471,030

NOTE 7 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

The Trust has adopted a Deferred Compensation Plan (the “Plan”), which allows eligible non-affiliated trustees as described in the Plan to defer the receipt of all or a portion of the trustees fees payable. Amounts deferred are treated as though invested in various “notional” funds advised by DSL until distribution in accordance with the Plan.

At December 31, 2010, the following ING Portfolios or indirect, wholly-owned subsidiaries of ING Groep owned more than 5% of the following Portfolios:

Subsidiary	Fund	Percentage
ING Franklin Templeton Founding Strategy Portfolio	Franklin Income	36.31%
	Franklin Mutual Shares	57.81%
	Templeton Global Growth	49.04%

ING Life Insurance & Annuity Company	BlackRock Large Cap Growth	49.42%
	BlackRock Large Cap Value	6.18%
	Clarion Real Estate	24.43%
	JPMorgan Small Cap Core Equity	6.66%
	Lord Abbett Growth and Income	59.64%
	PIMCO High Yield	10.09%
	Pioneer Equity Income	98.75%
	Pioneer Fund	33.26%
	U.S. Stock Index	7.90%

ING Retirement Growth Portfolio	U.S. Stock Index	41.89%

ING Retirement Moderate Growth Portfolio	U.S. Stock Index	27.20%
ING Retirement Moderate Portfolio	U.S. Stock Index	12.65%

Subsidiary	Fund	Percentage
ING Solution 2015 Portfolio	Limited Maturity Bond	11.47%
	PIMCO High Yield	8.00%

ING Solution 2025 Portfolio	Large Cap Growth	11.34%
	PIMCO High Yield	11.04%

ING Solution 2035 Portfolio	Large Cap Growth	12.07%
	PIMCO High Yield	7.05%

ING Solution 2045 Portfolio	Large Cap Growth	7.74%

ING Solution Income Portfolio	Limited Maturity Bond	12.32%

ING USA Annuity and Life Insurance Company	BlackRock Large Cap Growth	40.25%
	BlackRock Large Cap Value	62.18%
	Clarion Real Estate	63.41%
	Franklin Income	57.04%
	Franklin Mutual Shares	39.72%
	JPMorgan Small Cap Core Equity	69.59%
	Large Cap Growth	28.36%
	Limited Maturity Bond	40.12%
	Lord Abbett Growth and Income	38.05%
	PIMCO High Yield	56.19%
	Pioneer Fund	59.98%
	Templeton Global Growth	49.20%

Reliastar Life Insurance Company	BlackRock Large Cap Growth	5.12%
	BlackRock Large Cap Value	12.05%
	JPMorgan Small Cap Core Equity	12.32%
	Large Cap Growth	23.30%
	Limited Maturity Bond	14.11%

Security Life Insurance Company	BlackRock Large Cap Value	16.17%
	JPMorgan Small Cap Core Equity	8.85%
	Large Cap Growth	7.69%
	Limited Maturity Bond	12.23%

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control. Therefore, because the Portfolios have a common owner that owns over 25% of the outstanding securities of the Portfolios, they may be deemed to be affiliates of each other. Investment activities of these shareholders could have a material impact on the Portfolios.

77

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

NOTE 7 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES (continued)

At December 31, 2010, the Portfolios had the following amounts recorded as payable to affiliates on the accompanying Statements of Assets and Liabilities (see Notes 4 and 5):

Portfolio	Accrued Unified/ Investment Management Fees	Accrued Administrative Fees	Accrued Shareholder Service and Distribution Fees	Total
BlackRock Large Cap Growth	$223,747	$—	$27,770	$251,517
BlackRock Large Cap Value	26,437	—	7,122	33,559
Clarion Real Estate	274,964	—	107,799	382,763
Franklin Income	425,395	67,359	107,264	600,018
Franklin Mutual Shares	331,105	—	45,530	376,635
JPMorgan Small Cap Core Equity	303,111	—	75,703	378,814
Large Cap Growth	206,309	36,389	31,812	274,510
Limited Maturity Bond	56,560	—	42,545	99,105
Lord Abbett Growth and Income	96,848	—	13,658	110,506
PIMCO High Yield	375,357	—	144,292	519,649
Pioneer Equity Income	77,959	12,000	1	89,960
Pioneer Fund	58,069	—	13,017	71,086
Templeton Global Growth	443,886	—	64,287	508,173
U.S. Stock Index	820,339	—	19,406	839,745

NOTE 8 — OTHER ACCRUED EXPENSES AND LIABILITIES

At December 31, 2010, the following Portfolios had the following payables included in Other Accrued Expenses and Liabilities on the Statements of Assets and Liabilities that exceeded 5% of total liabilities:

Portfolio	Accrued Expenses	Amount
Pioneer Equity Income	Postage	$19,962

NOTE 9 — LINE OF CREDIT

The Portfolios, in addition to certain other funds managed by the Investment Adviser, have entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon for an aggregate amount of $125,000,000. The proceeds may be used to: (1) temporarily finance the purchase and sale of securities; and (2) finance the redemption of shares of an investor in the funds. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.

Generally, borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.

The following Portfolios utilized the line of credit during the year ended December 31, 2010, as follows:

Portfolio	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
BlackRock Large Cap Growth	25	$1,399,600	1.44%
BlackRock Large Cap Value	5	1,280,000	1.42%
Franklin Income	5	3,884,000	1.41%
Franklin Mutual Shares	7	1,380,000	1.42%
Large Cap Growth	13	1,391,923	1.44%
Limited Maturity Bond	6	910,833	1.43%
PIMCO High Yield	2	1,827,500	1.42%
Pioneer Fund	10	716,500	1.45%
Templeton Global Growth	6	1,890,000	1.45%
US Stock Index	11	7,240,909	1.44%

NOTE 10 — WRITTEN OPTIONS

Transactions in written interest rate swaptions for PIMCO High Yield during the year ended December 31, 2010 were as follows:

	USD Notional	Premiums Received
Balance at 12/31/09	107,400,000	$952,108
Options Written	—	—
Options Terminated in Closing Purchase Transactions	—	—
Options Exercised	—	—
Options Expired	(107,400,000)	(952,108)

Balance at 12/31/10	—	$—

78

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

NOTE 11 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Reinvestment of distributions	Shares redeemed		Net increase (decrease)
Year or period ended	#	#	#	#	($)	($)	($)		($)
BlackRock Large Cap Growth
Class ADV
12-31-10	233,358	93	(92,440)	141,011	2,046,371	772	(809,189)		1,237,954
12-31-09	68,130	—	(67,218)	912	476,319	—	(475,493)		826
Class I
12-31-10	1,127,566	92,360	(2,950,303)	(1,730,377)	9,876,564	784,136	(25,971,514)		(15,310,814)
12-31-09	1,177,481	121,239	(2,587,267)	(1,288,547)	8,518,542	885,048	(18,658,756)		(9,255,166)
Class S
12-31-10	3,584,500	45,845	(5,284,411)	(1,654,066)	32,186,655	387,850	(46,038,966)		(13,464,461)
12-31-09	4,671,807	53,769	(3,722,943)	1,002,633	32,749,524	390,902	(26,878,933)		6,261,493
Class S2
12-31-10	235,945	823	(134,503)	102,265	2,073,545	6,889	(1,173,743)		906,691
12-31-09	158,853	—	(178,454)	(19,601)	1,134,356	—	(1,253,566)		(119,210)
BlackRock Large Cap Value
Class ADV
12-31-10	140,805	1,099	(9,493)	132,411	1,344,914	9,869	(89,418)		1,265,365
12-31-09	—	—	(2)	(2)	—	—	(18)		(18)
Class I
12-31-10	2,061,075	264,405	(22,359,078)	(20,033,598)	19,717,601	2,414,022	(206,076,109	)(3)	(183,944,486)
12-31-09	12,427,424	200,963	(4,624,471)	8,003,916	93,675,433	1,659,953	(42,699,824)		52,635,562
Class S
12-31-10	171,027	40,567	(576,443)	(364,849)	1,641,085	370,372	(5,590,228)		(3,578,771)
12-31-09	195,233	13,903	(750,188)	(541,052)	1,687,180	114,838	(6,186,180)		(4,384,162)
Class S2
12-31-10	814	2,624	(32,760)	(29,322)	7,735	23,849	(318,508)		(286,924)
12-31-09	2,756	569	(34,443)	(31,118)	24,066	4,682	(287,769)		(259,021)
Clarion Real Estate
Class ADV
12-31-10	482,614	6,820	(51,636)	437,798	9,660,299	125,823	(975,993)		8,810,129
12-31-09	41,656	4,836	(33,867)	12,625	542,524	55,805	(436,909)		161,420
Class I
12-31-10	853,021	93,366	(892,023)	54,364	17,063,871	1,770,221	(17,863,559)		970,533
12-31-09	9,687,137	1,688,633	(35,093,832)	(23,718,062)	112,393,340	19,908,978	(491,050,712)		(358,748,394)
Class S
12-31-10	1,692,244	762,389	(3,884,235)	(1,429,602)	34,007,198	14,439,641	(76,374,621)		(27,927,782)
12-31-09	1,852,786	1,722,051	(4,349,047)	(774,210)	23,487,786	20,302,987	(59,008,055)		(15,217,282)
Class S2
12-31-10	11,010	34,260	(140,355)	(95,085)	236,482	646,490	(2,712,262)		(1,829,290)
12-31-09	53,813	81,120	(201,330)	(66,397)	545,765	953,160	(2,758,959)		(1,260,034)

79

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

NOTE 11 — CAPITAL SHARES (continued)

	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	($)	($)	($)	($)
Franklin Income
Class ADV
12-31-10	803,658	12,455	(25,798)	790,315	7,630,961	112,964	(241,007)	7,502,918
12-31-09	—	—	(2)	(2)	—	—	(15)	(15)
Class I
12-31-10	2,155,754	1,744,608	(5,814,011)	(1,913,649)	20,766,640	16,067,843	(55,336,092)	(18,501,609)
12-31-09	3,499,446	2,274,352	(6,162,399)	(388,601)	28,561,745	18,194,815	(49,669,519)	(2,912,959)
Class S
12-31-10	4,317,862	2,666,246	(8,719,419)	(1,735,311)	41,136,033	24,449,479	(83,279,942)	(17,694,430)
12-31-09	10,589,510	3,174,107	(4,645,228)	9,118,389	86,492,752	25,329,375	(36,887,641)	74,934,486
Class S2
12-31-10	228,238	42,191	(212,511)	57,918	2,216,047	386,467	(2,031,680)	570,834
12-31-09	268,153	57,981	(256,715)	69,419	2,117,802	462,107	(2,105,614)	474,295
Franklin Mutual Shares
Class ADV
12-31-10	469,555	1,040	(2,935)	467,660	3,498,836	7,479	(21,451)	3,484,864
12-31-09	—	—	(1)	(1)	—	—	(5)	(5)
Class I
12-31-10	1,957,459	244,633	(5,870,368)	(3,668,276)	14,494,840	1,778,481	(43,526,983)	(27,253,662)
12-31-09	3,984,464	55,045	(4,027,881)	11,628	23,620,208	333,572	(24,697,197)	(743,417)
Class S
12-31-10	2,314,396	118,937	(3,442,602)	(1,009,269)	17,237,526	863,481	(25,485,992)	(7,384,985)
12-31-09	4,008,215	36,095	(3,672,215)	372,095	23,417,733	218,739	(21,725,341)	1,911,131
JPMorgan Small Cap Core Equity
Class ADV
12-31-10	421,306	1,004	(80,825)	341,485	4,781,817	10,739	(894,120)	3,898,436
12-31-09	139,897	5,979	(94,835)	51,041	1,197,059	51,417	(808,988)	439,488
Class I
12-31-10	670,944	31,910	(1,319,744)	(616,890)	8,271,809	349,094	(14,664,090)	(6,043,187)
12-31-09	575,466	380,471	(7,171,011)	(6,215,074)	4,802,970	3,332,924	(66,995,437)	(58,859,543)
Class S
12-31-10	9,334,932	57,296	(3,882,683)	5,509,545	108,077,889	622,810	(43,184,369)	65,516,330
12-31-09	2,377,212	455,962	(2,606,024)	227,150	21,703,100	3,971,430	(22,010,372)	3,664,158
Class S2
12-31-10	10,193	3,643	(369,765)	(355,929)	117,422	39,312	(4,171,174)	(4,014,440)
12-31-09	20,952	89,829	(393,678)	(282,897)	191,014	777,023	(3,394,896)	(2,426,859)
Large Cap Growth
Class ADV
12-31-10	689,948	983	(20,899)	670,032	8,212,008	10,633	(256,024)	7,966,617
12-31-09	—	—	(1)	(1)	—	—	(8)	(8)
Class I
12-31-10	2,382,874	104,006	(4,255,538)	(1,768,658)	27,821,961	1,158,628	(51,277,875)	(22,297,286)
12-31-09	13,601,921	128,225	(4,063,589)	9,666,557	123,119,675	1,196,338	(38,526,338)	85,789,675

80

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

NOTE 11 — CAPITAL SHARES (continued)

	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	($)	($)	($)	($)
Large Cap Growth (continued)
Class S
12-31-10	4,887,870	34,232	(3,225,416)	1,696,686	57,612,905	377,920	(36,990,443)	21,000,382
12-31-09	8,000,604	24,174	(865,878)	7,158,900	76,623,006	223,847	(8,037,099)	68,809,754
Class S2
12-31-10	8,102	24	(9,245)	(1,119)	100,860	267	(105,777)	(4,650)
12-31-09	565	7	(23,243)	(22,671)	5,154	64	(215,222)	(210,004)
Limited Maturity Bond
Class ADV
12-31-10	1,017,709	4,520	(106,489)	915,740	10,360,209	45,473	(1,084,250)	9,321,432
12-31-09	—	—	(2)	(2)	—	—	(20)	(20)
Class I
12-31-10	9,273,686	644,808	(15,053,219)	(5,134,725)	97,192,137	6,577,039	(154,811,913)	(51,042,737)
12-31-09	14,552,751	1,480,797	(25,889,925)	(9,856,377)	153,311,065	15,000,474	(267,411,956)	(99,100,417)
Class S
12-31-10	1,851,677	677,445	(4,058,810)	(1,529,688)	19,417,799	6,943,808	(42,456,523)	(16,094,916)
12-31-09	2,017,846	1,089,983	(4,184,854)	(1,077,025)	20,957,457	11,085,125	(43,638,816)	(11,596,234)
Class S2(2)
12-31-10	—	—	(93)	(93)	—	—	(998)	(998)
12-31-09	—	—	(2)	(2)	—	—	(20)	(20)
Lord Abbett Growth and Income
Class ADV
12-31-10	195,508	760	(7,333)	188,935	1,598,933	6,604	(57,538)	1,547,999
12-31-09	—	—	(3)	(3)	—	—	(16)	(16)
Class I
12-31-10	505,752	80,109	(1,237,589)	(651,728)	4,192,751	694,868	(9,888,097)	(5,000,478)
12-31-09	436,081	103,579	(1,617,340)	(1,077,680)	2,810,088	786,480	(10,612,145)	(7,015,577)
Class S
12-31-10	39,077	34,774	(1,302,260)	(1,228,409)	306,100	298,422	(10,623,133)	(10,018,611)
12-31-09	113,432	54,325	(1,661,092)	(1,493,335)	743,331	412,179	(10,498,837)	(9,343,327)
Class S2
12-31-10	1,054	957	(22,966)	(20,955)	7,856	8,054	(184,248)	(168,338)
12-31-09	5,123	1,488	(37,645)	(31,034)	33,269	11,170	(244,598)	(200,159)
PIMCO High Yield
Class ADV
12-31-10	2,575,069	68,174	(185,664)	2,457,579	25,781,929	684,672	(1,839,481)	24,627,120
12-31-09	155,356	4,978	(38,572)	121,762	1,395,636	43,496	(340,982)	1,098,150
Class I
12-31-10	22,453,185	1,323,654	(3,585,837)	20,191,002	222,434,427	13,219,158	(35,728,231)	199,925,354
12-31-09	3,994,875	1,989,030	(57,732,832)	(51,748,927)	29,408,351	14,906,254	(427,388,328)	(383,073,723)
Class S
12-31-10	17,214,011	4,058,106	(8,228,500)	13,043,617	171,536,909	40,340,032	(81,900,359)	129,976,582
12-31-09	3,091,866	4,136,266	(9,674,777)	(2,446,645)	25,553,232	34,201,805	(78,383,040)	(18,628,003)
Class S2
12-31-10	977	16	(98)	895	9,896	158	(1,003)	9,051
12-31-09	—	1	(2)	(1)	—	6	(18)	(12)

81

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

NOTE 11 — CAPITAL SHARES (continued)

	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	($)	($)	($)	($)
Pioneer Equity Income
Class ADV
12-31-10	—	—	—	—	—	—	—	—
12-31-09	—	—	(2)	(2)	—	—	(11)	(11)
Class I
12-31-10	602,358	484,476	(2,008,205)	(921,371)	4,430,306	3,391,333	(14,495,216)	(6,673,577)
12-31-09	1,709,187	—	(1,954,564)	(245,377)	9,678,029	—	(12,277,237)	(2,599,208)
Class S
12-31-10	—	9	(148)	(139)	—	65	(1,072)	(1,007)
12-31-09	393	—	(2)	391	2,500	—	(15)	2,485
Pioneer Fund
Class ADV
12-31-10	56,603	475	(2,184)	54,894	578,925	5,227	(22,670)	561,482
12-31-09	—	—	(1)	(1)	—	—	(15)	(15)
Class I
12-31-10	633,205	37,357	(544,881)	125,681	6,430,253	404,143	(5,307,438)	1,526,958
12-31-09	494,759	38,229	(512,942)	20,046	4,007,131	375,025	(4,171,149)	211,007
Class S
12-31-10	754,579	55,902	(914,566)	(104,085)	7,871,952	599,617	(9,041,139)	(569,570)
12-31-09	595,386	60,559	(1,188,395)	(532,450)	5,140,104	594,694	(10,094,769)	(4,359,971)
Class S2(2)
12-31-10	—	—	(78)	(78)	—	—	(1,005)	(1,005)
12-31-09	—	—	(1)	(1)	—	—	(15)	(15)
Templeton Global Growth
Class ADV
12-31-10	—	—	—	—	—	—	—	—
12-31-09	—	—	(1)	(1)	—	—	(5)	(5)
Class I
12-31-10	2,685,871	519,244	(4,496,584)	(1,291,469)	27,410,195	5,119,746	(46,752,319)	(14,222,378)
12-31-09	3,112,293	763,121	(4,492,249)	(616,835)	25,297,015	6,662,051	(39,457,620)	(7,498,554)
Class S
12-31-10	1,101,649	441,812	(4,357,803)	(2,814,342)	11,386,036	4,378,354	(45,041,950)	(29,277,560)
12-31-09	1,996,428	656,628	(3,039,630)	(386,574)	18,989,427	5,758,627	(25,698,914)	(950,860)
Class S2
12-31-10	35,647	6,510	(63,515)	(21,358)	378,342	64,119	(654,204)	(211,743)
12-31-09	22,994	9,361	(45,929)	(13,574)	209,746	81,628	(402,120)	(110,746)
U.S. Stock Index
Class ADV
12-31-10	1,052,758	11,091	(99,664)	964,185	10,226,935	119,240	(1,018,136)	9,328,039
05-28-09(1)-12-31-09	31,033	68	(14,891)	16,210	277,807	658	(140,726)	137,739
Class I
12-31-10	107,946,334	5,033,070	(138,839,828)	(25,860,424)	1,063,620,371	54,309,046	(1,390,913,453)	(272,984,036)
12-31-09	340,668,587	1,963,479	(26,173,560)	316,458,506	3,020,309,949	19,039,079	(234,802,980)	2,804,546,048

82

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

NOTE 11 — CAPITAL SHARES (continued)

	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	($)	($)	($)	($)
U.S. Stock Index (continued)
Class S
12-31-10	374,104	29,095	(902,931)	(499,732)	3,650,755	310,993	(8,754,330)	(4,792,582)
12-31-09	1,595,111	12,086	(706,547)	900,650	12,962,951	113,476	(5,971,367)	7,105,060
Class S2
12-31-10	1,359,813	32,875	(1,088,184)	304,504	13,366,142	351,089	(10,477,567)	3,239,664
12-31-09	1,303,543	8,485	(343,538)	968,490	10,745,603	79,644	(2,799,940)	8,025,307

(1)	Commencement of operations.
(2)	Class S2 liquidated on April 6, 2010.
(3)	Redemption by affiliate.

NOTE 12 — SECURITIES LENDING

Under an agreement with The Bank of New York Mellon (“BNY”), the Funds may lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the close of business of the Funds at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Funds on the next business day. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the “Agreement”). The Funds bear the risk of loss with respect to the investment of collateral. Currently, the cash collateral is invested in the BNY Mellon Overnight Government Fund (formerly, The BNY Institutional Cash Reserves Fund —  Series A) and the BNY Institutional Cash Reserves Fund — Series B (“BICR — Series B”), each a series within the BNY Institutional Cash Reserves Trust (collectively, the “BICR Fund”). BNY serves as investment manager, custodian and operational trustee of the BICR Fund. As of December 31, 2010, and throughout the period covered by this report, BICR — Series B held certain defaulted securities issued by Lehman Brothers Holdings, Inc. (the “Lehman Securities”). The Lehman Securities have market values significantly below amortized cost. On May 22, 2009, the Funds agreed to the terms of a capital support agreement (the “Capital Support Agreement”) extended by The Bank of New York Mellon Corporation (“BNYC”), an affiliated company of BNY, for the Lehman Securities held by BICR - Series B. Under the terms of the Capital Support Agreement, BNYC will support the value of the Lehman Securities up to 80% of the par value (the remaining 20%

of the par value represents an unrealized loss to the Funds) and subject, in part, to the Funds’ continued participation in the BNY securities lending program through September 15, 2011. At September 15, 2011, if the Funds have complied with the requirements under the Capital Support Agreement to continue to participate in the BNY securities lending program and if such securities have not otherwise been sold, the Funds will have the right to sell the defaulted securities to BNYC at a price equal to 80% of par value. The recorded value of each Fund’s investment in BICR — Series B includes the value of the underlying securities held by BICR — Series B and the estimated value of the support to be provided by BNYC. The investments in the BNY Mellon Overnight Government Fund and in BICR — Series B are included in the Summary Portfolio of Investments under Securities Lending Collateral and the unrealized loss on BICR — Series B is included in Net Unrealized Depreciation on the Statements of Assets and Liabilities.

Generally, in the event of counterparty default, the Portfolios have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Portfolios in the event the Portfolios are delayed or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in the Portfolios. At December 31, 2010, the following Portfolios had securities on loan with the following market values:

Portfolio	Value of Securities Loaned	Cash Collateral Received*
BlackRock Large Cap Growth	$7,232,345	$7,454,474
BlackRock Large Cap Value	3,442,152	3,557,106

83

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

NOTE 12 — SECURITIES LENDING (continued)

Portfolio	Value of Securities Loaned	Cash Collateral Received*
Clarion Real Estate	$18,837,826	$19,253,844
Franklin Income	54,445,903	57,145,252
JPMorgan Small Cap Core Equity	22,699,772	23,376,247
Limited Maturity Bond	33,085,430	33,808,316
Lord Abbett Growth and Income	14,490,731	14,973,528
PIMCO High Yield	17,021,088	17,783,743
Templeton Global Growth	1,913,008	1,975,885
U.S. Stock Index	24,385,080	25,014,815

*	Cash collateral received was invested in the BICR Fund, the fair value of which is presented in the respective Funds’ Summary Portfolio of Investments.

NOTE 13 — CONCENTRATION OF INVESTMENT RISKS

All mutual funds involve risk — some more than others — and there is always the chance that you could lose money or not earn as much as you hope. Each Portfolio’s risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. For more information regarding the types of securities and investment techniques that may be used by each Portfolio and its corresponding risks, see the Portfolios’ most recent Prospectus and/or the Statement of Additional Information.

Non-Diversified. Clarion Real Estate is classified as a non-diversified investment company under the 1940 Act, which means that the Portfolio is not limited by the 1940 Act in the proportion of assets that it may invest in the obligations of a single issuer. Declines in the value of that single company can significantly impact the value of the Portfolio. The investment of a large percentage of the Portfolio’s assets in the securities of a small number of issuers may cause the Portfolio’s share price to fluctuate more than that of a diversified investment company. Conversely, even though classified as nondiversified, the Portfolio may actually maintain a portfolio that is diversified with a large number of issuers. In such an event, the Portfolio would benefit less from appreciation in a single corporate issuer than if it had greater exposure to that issuer.

Concentration. Certain Portfolios concentrate (for purposes of the 1940 Act) their assets in securities related to a particular industry, which means that at least 25% of their assets will be invested in that particular industry at all times. As a result, a Portfolio may be subject to greater market fluctuation than a portfolio which has securities representing a broader range of investment alternatives.

Foreign Securities. Investments in foreign securities may entail risks not present in domestic investments. Since securities in which the Portfolios may invest are denominated in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolios. Foreign investments may also subject the Portfolios to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, as well as changes vis-a-vis the U.S. dollar from movements in currency, and changes in security value and interest rate, all of which could affect the market and/or credit risk of the Portfolios investments.

Emerging Markets Risk. Emerging market countries are generally defined as countries in the initial stage of their industrialization cycles with low per capita income. Investment in emerging market countries presents risks in a greater degree than, and in addition to, those presented by investment in foreign issuers in general as these countries may be less politically and economically stable than other countries. A number of emerging market countries restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital, and proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar from time to time, and devaluation may occur after investments in those currencies by a Portfolio. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Investment by Funds-of-Funds (Franklin Mutual Shares. Templeton Global Growth, U.S. Stock Index). As an underlying fund (“Underlying Fund”) of a fund-of-fund. Shares of each Portfolio may be purchased by other investment companies. In some cases an Underlying Fund may experience large inflows or redemptions due to allocations or rebalancings. While it is impossible to predict the overall impact of these transactions over time there could be adverse effects on portfolio management. The Investment Adviser will monitor transactions by each Underlying Fund and will attempt to minimize any adverse effects on the Underlying Funds and the fund-of-fund as a result of these transactions. So long as an Underlying Fund accepts investments by other investment companies. It will not purchase securities of other investment

84

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

NOTE 13 — CONCENTRATION OF INVESTMENT RISKS (continued)

companies except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the SEC.

NOTE 14 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, income from passive foreign investment companies (PFICs), and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

The following permanent tax differences have been reclassified as of December 31, 2010:

	Undistributed Net Investment Income	Accumulated Net Realized Gains / (Losses)
BlackRock Large Cap Growth	$2,578	$(2,578)
Clarion Real Estate	1,528	(1,528)
Franklin Income	3,973,419	(3,973,419)
Franklin Mutual Shares	7,407,928	(7,407,928)
JPMorgan Small Cap Core Equity	(222,340)	222,340
Large Cap Growth	1,071	(1,071)
Limited Maturity Bond	221,837	(221,837)
Lord Abbett Growth and Income	113	(113)
PIMCO High Yield	2,895,844	(2,895,844)
Pioneer Equity Income	(29,433)	29,433
Pioneer Fund	1,151	(1,151)
Templeton Global Growth	488,351	(488,351)
U.S. Stock Index	(675,483)	675,483

Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended December 31, 2010	Year Ended December 31, 2009
	Ordinary Income	Ordinary Income	Long-Term Capital Gains
BlackRock Large Cap Growth	$1,179,647	$1,275,950	$—
BlackRock Large Cap Value	2,818,112	1,779,473	—
Clarion Real Estate	16,982,175	26,051,544	15,169,387
Franklin Income	41,016,753	43,986,345	—
Franklin Mutual Shares	2,649,441	552,312	—
JPMorgan Small Cap Core Equity	1,021,955	3,105,915	5,026,879
Large Cap Growth	1,547,448	1,420,249	—
Limited Maturity Bond	13,566,320	26,085,711	—
Lord Abbett Growth and Income	1,007,948	1,209,833	—
PIMCO High Yield	54,244,076	49,653,410	—
Pioneer Equity Income	3,391,414	—	—
Pioneer Fund	1,008,987	969,734	—
Templeton Global Growth	9,562,228	12,502,316	—
U.S. Stock Index	55,090,368	19,232,876	—

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2010 were:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Unrealized Appreciation/ (Depreciation)	Post-October Capital Loss Deferred	Post-October Currency Loss Deferred	Capital Loss Carryforwards	Expiration Dates
BlackRock Large Cap Growth	$1,758,417	$—	$41,541,071	$—	$—	$(76,581,588)	2016
						(9,163,641)	2017

						$(85,745,229)

85

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

NOTE 14 — FEDERAL INCOME TAXES (continued)

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Unrealized Appreciation/ (Depreciation)	Post-October Capital Loss Deferred	Post-October Currency Loss Deferred	Capital Loss Carryforwards	Expiration Dates
BlackRock Large Cap Value	$1,418,102	$—	$3,795,859	$—	$—	$(27,208,726)	2016
						(6,570,958)	2017

						$(33,779,684)

Clarion Real Estate	7,471,915	—	109,234,432	—	—	$(390,615,625)	2017

Franklin Income	46,456,162	—	(9,704,505)	(1,456,925)	(802)	(37,124,084)	2016
						(41,925,368)	2017

						$(79,049,452)

Franklin Mutual Shares	17,373,056	—	14,247,202	—	—	(46,094,609)	2016
						(52,094,547)	2017

						$(98,189,156)

JPMorgan Small Cap Core Equity	1,512,310	—	60,254,375	—	—	$(39,637,273)	2017

Large Cap Growth	28,373,665	32,716,253	56,088,040	—	—	—
Limited Maturity Bond	7,446,219	—	1,712,722	(480,919)	—	$(8,026,494)	2017

Lord Abbett Growth and Income	161,069	—	28,154,840	—	—	(23,572,526)	2016
						(45,124,300)	2017

						$(68,696,826)

PIMCO High Yield	7,594,017	—	58,886,000	—	—	$(89,907,187)	2017

Pioneer Equity Income	2,981,265	—	18,768,047	—	—	(18,343,125)	2016
						(26,611,009)	2017

						$(44,954,134)

Pioneer Fund	223,178	—	13,475,241	—	—	(3,646,488)	2016
						(7,475,143)	2017

						$(11,121,631)

Templeton Global Growth	9,391,510	—	726,158	—	—	(21,876,517)	2016
						(59,727,625)	2017

						$(81,604,142)

U.S. Stock Index	51,862,257	127,301,381	487,944,582	—	—	—

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Portfolios. In general, the provisions of the Act will be effective for the Portfolios’ fiscal year ending December 31, 2011. Although the Act provides several benefits, including the unlimited carryforward of future capital losses, there may be a greater likelihood that all or a portion of each Portfolio’s pre-enactment capital loss carryforwards may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryforwards. Relevant information regarding the impact of the Act on the Portfolios, if any, will be contained within the Federal Income Taxes section of the notes to financial statements for the fiscal year ending December 31, 2011.

The Portfolios’ major tax jurisdictions are federal, Arizona, and Massachusetts. The earliest tax year that remains subject to examination by these jurisdictions is 2006.

As of December 31, 2010, no provisions for income tax would be required in the Portfolios’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Portfolios’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

86

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

NOTE 15 — SUBSEQUENT EVENTS

Subsequent to December 31, 2010, the following Portfolios paid dividends from net investment income:

	Per Share Amount	Payable Date	Record Date
BlackRock Large Cap Value
Class ADV	$0.3507	January 21, 2011	January 19, 2011
Class I	$0.3734	January 21, 2011	January 19, 2011
Class S	$0.3469	January 21, 2011	January 19, 2011
Class S2	$0.3327	January 21, 2011	January 19, 2011

Lord Abbett Growth and Income
Class ADV	$0.0039	January 21, 2011	January 19, 2011
Class I	$0.0231	January 21, 2011	January 19, 2011
Class S	$0.0000	January 21, 2011	January 19, 2011
Class S2	$0.0000	January 21, 2011	January 19, 2011

PIMCO High Yield
Class ADV	$0.0607	February 1, 2011	Daily
Class I	$0.0660	February 1, 2011	Daily
Class S	$0.0638	February 1, 2011	Daily
Class S2	$0.0626	February 1, 2011	Daily

Effective January 21, 2011, Large Cap Growth acquired ING Legg Mason ClearBridge Aggressive Growth Portfolio, which is not included in this report. Effective January 21, 2011, BlackRock Large Cap Value merged into ING T. Rowe Price Equity Income Portfolio, which is not included in this report. Effective January 21, 2011, Lord Abbett Growth and Income merged into Pioneer Equity Income. Effective January 21, 2011, ING Investment Management Co. began managing Pioneer Equity Income pursuant to a new sub-advisory agreement and the Portfolio’s name was changed to ING Large Cap Value Portfolio. The Portfolio’s principal investment strategies and investment objective were also changed.

The Portfolios have evaluated events occurring after the Statements of Assets and Liabilities date (subsequent events) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

87

ING BLACKROCK LARGE CAP GROWTH PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2010

Shares			Value	Percent of Net Assets

COMMON STOCK: 99.8%
		Consumer Discretionary: 23.6%
54,000		Advance Auto Parts, Inc.	$3,572,100	1.1
167,000	@, L	Career Education Corp.	3,461,910	1.0
121,000	@	DIRECTV	4,831,530	1.5
74,000		Family Dollar Stores, Inc.	3,678,540	1.1
354,000	@	Ford Motor Co.	5,943,660	1.8
337,000	@	Goodyear Tire & Rubber Co.	3,993,450	1.2
340,000	@	Interpublic Group of Cos., Inc.	3,610,800	1.1
52,000	@, L	ITT Educational Services, Inc.	3,311,880	1.0
115,000		Limited Brands, Inc.	3,533,950	1.1
263,000		News Corp. - Class A	3,829,280	1.1
89,000		Petsmart, Inc.	3,543,980	1.1
57,000		Ross Stores, Inc.	3,605,250	1.1
107,000		Starbucks Corp.	3,437,910	1.0
94,000		TJX Cos., Inc.	4,172,660	1.3
102,000		Williams-Sonoma, Inc.	3,640,380	1.1
		Other Securities	19,771,590	6.0
			77,938,870	23.6
		Consumer Staples: 4.9%
95,000		Dr Pepper Snapple Group, Inc.	3,340,200	1.0
129,000		Philip Morris International, Inc.	7,550,370	2.3
		Other Securities	5,374,430	1.6
			16,265,000	4.9
		Energy: 7.9%
146,000	@, L	Exterran Holdings, Inc.	3,496,700	1.1
147,300		ExxonMobil Corp.	10,770,576	3.3
105,000		Marathon Oil Corp.	3,888,150	1.2
180,000	@	McDermott International, Inc.	3,724,200	1.1
		Other Securities	4,102,280	1.2
			25,981,906	7.9
		Financials: 4.2%
93,000		Axis Capital Holdings Ltd.	3,336,840	1.0
74,000		Endurance Specialty Holdings Ltd.	3,409,180	1.1
		Other Securities	7,014,310	2.1
			13,760,330	4.2
		Health Care: 14.6%
127,000		Abbott Laboratories	6,084,570	1.9

Shares			Value	Percent of Net Assets

COMMON STOCK: (continued)
		Health Care: (continued)
97,000		Cardinal Health, Inc.	$3,716,070	1.1
107,000		Eli Lilly & Co.	3,749,280	1.1
355,000	@	Health Management Associates, Inc.	3,386,700	1.0
64,000	@	Illumina, Inc.	4,053,760	1.2
153,000	@	Myriad Genetics, Inc.	3,494,520	1.1
136,000		Pharmaceutical Product Development, Inc.	3,691,040	1.1
		Other Securities	20,038,520	6.1
			48,214,460	14.6
		Industrials: 13.0%
76,000	@	CNH Global NV	3,628,240	1.1
117,000		KBR, Inc.	3,564,990	1.1
255,000		Manitowoc Co., Inc.	3,343,050	1.0
96,000	@	Oshkosh Truck Corp.	3,383,040	1.0
263,000		Southwest Airlines Co.	3,413,740	1.0
152,100		Textron, Inc.	3,595,644	1.1
130,000		Waste Connections, Inc.	3,578,900	1.1
		Other Securities	18,521,700	5.6
			43,029,304	13.0
		Information Technology: 25.5%
104,000		Altera Corp.	3,700,320	1.1
26,000	@	Apple, Inc.	8,386,560	2.6
303,000	@	Atmel Corp.	3,732,960	1.1
98,000	@	Autodesk, Inc.	3,743,600	1.1
159,000		CA, Inc.	3,885,960	1.2
182,000		Corning, Inc.	3,516,240	1.1
335,000	@	Dell, Inc.	4,539,250	1.4
107,000	@	Gartner, Inc.	3,552,400	1.1
348,000		Intel Corp.	7,318,440	2.2
246,000		National Semiconductor Corp.	3,384,960	1.0
80,000	@	Sandisk Corp.	3,988,800	1.2
245,000	@	Seagate Technology, Inc.	3,682,350	1.1
102,000	@	VeriSign, Inc.	3,332,340	1.0
205,000		Western Union Co.	3,806,850	1.2
		Other Securities	23,442,290	7.1
			84,013,320	25.5
		Materials: 3.3%
112,000	@	Crown Holdings, Inc.	3,738,560	1.1
153,000		International Paper Co.	4,167,720	1.3
		Other Securities	3,090,600	0.9
			10,996,880	3.3

See Accompanying Notes to Financial Statements

88

ING BLACKROCK LARGE CAP GROWTH PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

Shares			Value	Percent of Net Assets

COMMON STOCK: (continued)
		Telecommunication Services: 1.1%
282,000	@	MetroPCS Communications, Inc.	$3,561,660	1.1

		Utilities: 1.7%
		Other Securities	5,594,150	1.7
		Total Common Stock (Cost $286,994,484)	329,355,880	99.8

SHORT-TERM INVESTMENTS: 2.6%
		Mutual Funds: 0.4%
1,116,125		Blackrock Liquidity Funds TempFund Portfolio - Class I	1,116,125	0.4
		Total Mutual Funds (Cost $1,116,125)	1,116,125	0.4

		Securities Lending Collateralcc: 2.2%
6,985,894		BNY Mellon Overnight Government Fund(1)	6,985,894	2.1
468,580	R	BNY Institutional Cash Reserves Fund, Series B(1)(2)	374,864	0.1
		Total Securities Lending Collateral (Cost $7,454,474)	7,360,758	2.2
		Total Short-Term Investments (Cost $8,570,599)	8,476,883	2.6

		Total Investments in Securities (Cost $295,565,083)*	$337,832,763	102.4
		Other Assets and Liabilities - Net	(7,835,800)	(2.4)

		Net Assets	$329,996,963	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2010.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

@	Non-income producing security
cc	Securities purchased with cash collateral for securities loaned.
(1)	Collateral received from brokers for securities lending was invested in these short-term investments.
(2)

On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Portfolio’s position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.

R	Restricted security
L	Loaned security, a portion or all of the security is on loan at December 31, 2010.
*	Cost for federal income tax purposes is $296,292,675.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$46,402,081
Gross Unrealized Depreciation	(4,861,993)

Net Unrealized Appreciation	$41,540,088

See Accompanying Notes to Financial Statements

89

ING BLACKROCK LARGE CAP GROWTH PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2010 in valuing the Portfolio’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2010
Asset Table
Investments, at value
Common Stock*	$329,355,880	$—	$—	$329,355,880
Short-Term Investments	8,102,019	—	374,864	8,476,883

Total Investments, at value	$337,457,899	$—	$374,864	$337,832,763

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio’s assets and liabilities during the period ended December 31, 2010:

	Beginning Balance 12/31/2009	Purchases	Sales		Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 12/31/2010
Asset Table
Investments, at value
Short-Term Investments	$374,864	$—		$—	$—	$—	$—	$—	$—	$374,864

Total Investments, at value	$374,864	$—	$—		$—	$—	$—	$—	$—	$374,864

As of December 31, 2010, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $0.

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period. It is the policy of the Portfolio to recognize transfers at the end of the reporting period.
*	For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

See Accompanying Notes to Financial Statements

90

ING BLACKROCK LARGE CAP VALUE PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2010

Shares			Value	Percent of Net Assets

COMMON STOCK: 99.8%
		Consumer Discretionary: 11.7%
28,400		CBS Corp. - Class B	$541,020	1.3
40,100		Comcast Corp. - Class A	880,997	2.1
23,900	@	Dish Network Corp.	469,874	1.1
22,900		Foot Locker, Inc.	449,298	1.1
30,500	@	Liberty Media Corp. - Interactive - Class A	480,985	1.1
18,300		Macy’s, Inc.	462,990	1.1
23,300		RadioShack Corp.	430,817	1.0
		Other Securities	1,258,383	2.9
			4,974,364	11.7
		Consumer Staples: 4.6%
12,700		Dr Pepper Snapple Group, Inc.	446,532	1.0
22,500		Kroger Co.	503,100	1.2
26,900		Tyson Foods, Inc.	463,218	1.1
		Other Securities	556,250	1.3
			1,969,100	4.6
		Energy: 7.5%
16,300		Marathon Oil Corp.	603,589	1.4
22,700	@	McDermott International, Inc.	469,663	1.1
6,600		Murphy Oil Corp.	492,030	1.2
12,000	L	Sunoco, Inc.	483,720	1.1
24,400		Valero Energy Corp.	564,128	1.3
		Other Securities	600,500	1.4
			3,213,630	7.5
		Financials: 17.5%
15,000		American Financial Group, Inc.	484,350	1.1
11,900		Assurant, Inc.	458,388	1.1
25,900		Discover Financial Services	479,927	1.1
34,500		Fifth Third Bancorp.	506,460	1.2
59,800		Keycorp	529,230	1.2
44,400	@	MBIA, Inc.	532,356	1.3
20,200	@	Nasdaq Stock Market, Inc.	478,942	1.1
144,200	@	Popular, Inc.	452,788	1.1
10,400		Travelers Cos., Inc.	579,384	1.4
		Other Securities	2,938,072	6.9
			7,439,897	17.5
		Health Care: 16.1%
16,200		Aetna, Inc.	494,262	1.2
13,800	@	Amgen, Inc.	757,620	1.8
27,500		Bristol-Myers Squibb Co.	728,200	1.7

Shares			Value	Percent of Net Assets

COMMON STOCK: (continued)
		Health Care: (continued)
13,600		Cardinal Health, Inc.	$521,016	1.2
13,500		Cigna Corp.	494,910	1.2
17,000	@	Coventry Health Care, Inc.	448,800	1.1
17,600	L	Eli Lilly & Co.	616,704	1.4
14,800	@	Forest Laboratories, Inc.	473,304	1.1
8,300	@	Humana, Inc.	454,342	1.1
31,300	@	King Pharmaceuticals, Inc.	439,765	1.0
19,100		UnitedHealth Group, Inc.	689,701	1.6
		Other Securities	733,911	1.7
			6,852,535	16.1
		Industrials: 9.0%
60,900		General Electric Co.	1,113,861	2.6
15,300		KBR, Inc.	466,191	1.1
9,100		Ryder System, Inc.	479,024	1.1
37,100		Southwest Airlines Co.	481,558	1.2
9,600		Timken Co.	458,208	1.1
		Other Securities	820,252	1.9
			3,819,094	9.0
		Information Technology: 10.4%
33,000		Corning, Inc.	637,560	1.5
31,000		Intel Corp.	651,930	1.5
30,700	@	Seagate Technology, Inc.	461,421	1.1
31,700	@, L	Vishay Intertechnology, Inc.	465,356	1.1
		Other Securities	2,203,667	5.2
			4,419,934	10.4
		Materials: 4.7%
17,200	L	International Paper Co.	468,528	1.1
16,800		MeadWestvaco Corp.	439,488	1.0
19,800		Sealed Air Corp.	503,910	1.2
		Other Securities	591,664	1.4
			2,003,590	4.7
		Telecommunication Services: 7.4%
38,500	@	MetroPCS Communications, Inc.	486,255	1.2
74,000		Qwest Communications International, Inc.	563,140	1.3
119,500	@, L	Sprint Nextel Corp.	505,485	1.2
28,900		Verizon Communications, Inc.	1,034,042	2.4
		Other Securities	569,062	1.3
			3,157,984	7.4

See Accompanying Notes to Financial Statements

91

ING BLACKROCK LARGE CAP VALUE PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

Shares			Value	Percent of Net Assets

COMMON STOCK: (continued)
		Utilities: 10.9%
41,200	@	AES Corp.	$501,816	1.2
16,000		Ameren Corp.	451,040	1.1
24,700	L	CMS Energy Corp.	459,420	1.1
13,400		Edison International	517,240	1.2
113,400	@, L	GenOn Energy, Inc.	432,054	1.0
26,700		NiSource, Inc.	470,454	1.1
23,700	@	NRG Energy, Inc.	463,098	1.1
31,400		NV Energy, Inc.	441,170	1.0
25,300		Questar Corp.	440,473	1.0
		Other Securities	469,670	1.1
			4,646,435	10.9
		Total Common Stock (Cost $38,065,619)	42,496,563	99.8

SHORT-TERM INVESTMENTS: 8.5%
		Mutual Funds: 0.3%
129,115		Blackrock Liquidity Funds TempFund Portfolio - Class I	129,115	0.3
		Total Mutual Funds (Cost $129,115)	129,115	0.3

		Securities Lending Collateralcc: 8.2%
3,290,885		BNY Mellon Overnight Government Fund(1)	3,290,885	7.7
266,221	R	BNY Institutional Cash Reserves Fund, Series B(1)(2)	212,977	0.5
		Total Securities Lending Collateral (Cost $3,557,106)	3,503,862	8.2

		Total Short-Term Investments (Cost $3,686,221)	3,632,977	8.5
		Total Investments in Securities (Cost $41,751,840)*	$46,129,540	108.3
		Other Assets and Liabilities - Net	(3,536,363)	(8.3)

		Net Assets	$42,593,177	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2010.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

@	Non-income producing security
cc	Securities purchased with cash collateral for securities loaned.
(1)	Collateral received from brokers for securities lending was invested in these short-term investments.
(2)

On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Portfolio’s position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.

R	Restricted security
L	Loaned security, a portion or all of the security is on loan at December 31, 2010.
*	Cost for federal income tax purposes is $42,333,681.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$4,781,303
Gross Unrealized Depreciation	(985,444)

Net Unrealized Appreciation	$3,795,859

See Accompanying Notes to Financial Statements

92

ING BLACKROCK LARGE CAP VALUE PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2010 in valuing the Portfolio’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2010
Asset Table
Investments, at value
Common Stock*	$42,496,563	$—	$—	$42,496,563
Short-Term Investments	3,420,000	—	212,977	3,632,977

Total Investments, at value	$45,916,563	$—	$212,977	$46,129,540

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio’s assets and liabilities during the period ended December 31, 2010:

	Beginning Balance 12/31/2009	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/ (Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 12/31/2010
Asset Table
Investments, at value
Short-Term Investments	$212,977	$—	$—	$—	$—	$—	$—	$—	$212,977

Total Investments, at value	$212,977	$—	$—	$—	$—	$—	$—	$—	$212,977

As of December 31, 2010, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $0.

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period. It is the policy of the Portfolio to recognize transfers at the end of the reporting period.
*	For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

See Accompanying Notes to Financial Statements

93

ING CLARION REAL ESTATE PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2010

Shares			Value	Percent of Net Assets

COMMON STOCK: 3.0%
		Consumer Discretionary: 1.9%
40,300	@	Hyatt Hotels Corp.	$1,844,128	0.3
138,900		Starwood Hotels & Resorts Worldwide, Inc.	8,442,342	1.6
			10,286,470	1.9
		Financials: 1.1%
348,400		Brookfield Properties Co.	6,107,452	1.1
		Total Common Stock (Cost $12,691,931 )	16,393,922	3.0

REAL ESTATE INVESTMENT TRUSTS: 96.7%
		Financials: 96.7%
176,360		Acadia Realty Trust	3,216,806	0.6
144,971		Alexandria Real Estate Equities, Inc.	10,620,575	1.9
377,878		AMB Property Corp.	11,982,511	2.2
244,400		American Campus Communities, Inc.	7,762,143	1.4
406,378	L	Apartment Investment & Management Co.	10,500,808	1.9
179,300		Associated Estates Realty Corp.	2,741,497	0.5
185,092		AvalonBay Communities, Inc.	20,832,105	3.8
309,296		Boston Properties, Inc.	26,630,386	4.9
258,920		BRE Properties, Inc.	11,263,020	2.1
122,800		CBL & Associates Properties, Inc.	2,149,000	0.4
271,100		Colonial Properties Trust	4,893,355	0.9
593,400		Developers Diversified Realty Corp.	8,361,006	1.5
151,057	L	Digital Realty Trust, Inc.	7,785,478	1.4
117,066		Equity Lifestyle Properties, Inc.	6,547,501	1.2
636,571	L	Equity Residential	33,069,863	6.0
203,788		Federal Realty Investment Trust	15,881,199	2.9
950,800		General Growth Properties, Inc.	14,718,384	2.7
563,252		HCP, Inc.	20,722,041	3.8
260,847	L	Highwoods Properties, Inc.	8,307,977	1.5
1,612,768		Host Hotels & Resorts, Inc.	28,820,164	5.3

Shares			Value	Percent of Net Assets

REAL ESTATE INVESTMENT TRUSTS: (continued)
		Financials: (continued)
198,900		Hudson Pacific Properties, Inc.	$2,993,445	0.5
197,000		Kilroy Realty Corp.	7,184,590	1.3
776,778		Kimco Realty Corp.	14,013,075	2.6
397,545		Liberty Property Trust	12,689,636	2.3
410,123		Macerich Co.	19,427,527	3.6
465,619		Nationwide Health Properties, Inc.	16,939,219	3.1
114,200		Pebblebrook Hotel Trust	2,320,544	0.4
1,330,163	L	Prologis	19,207,554	3.5
194,064		Public Storage, Inc.	19,681,971	3.6
286,003		Regency Centers Corp.	12,080,767	2.2
538,211		Simon Property Group, Inc.	53,546,612	9.8
174,154		SL Green Realty Corp.	11,757,137	2.2
116,749		Tanger Factory Outlet Centers, Inc.	5,976,381	1.1
177,374		Taubman Centers, Inc.	8,953,840	1.6
567,503		UDR, Inc.	13,347,671	2.4
436,600		U-Store-It Trust	4,160,798	0.8
318,540		Ventas, Inc.	16,716,979	3.1
371,133		Vornado Realty Trust	30,926,513	5.7
		Total Real Estate Investment Trusts (Cost $372,800,003)	528,730,078	96.7

		Total Long-Term Investments (Cost $385,491,934)	545,124,000	99.7

SHORT-TERM INVESTMENTS: 4.2%
		Mutual Funds: 0.8%
4,324,224		Blackrock Liquidity Funds TempFund Portfolio - Class I	4,324,224	0.8
		Total Mutual Funds (Cost $4,324,224)	4,324,224	0.8

		Securities Lending Collateralcc: 3.4%
15,494,961		BNY Mellon Overnight Government Fund(1)	15,494,961	2.8

See Accompanying Notes to Financial Statements

94

ING CLARION REAL ESTATE PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

Shares			Value	Percent of Net Assets

SHORT-TERM INVESTMENTS: (continued)
		Securities Lending Collateralcc: (continued)
3,758,883	R	BNY Institutional Cash Reserves Fund, Series B(1)(2)	$3,007,107	0.6
		Total Securities Lending Collateral (Cost $19,253,844)	18,502,068	3.4
		Total Short-Term Investments (Cost $23,578,068)	22,826,292	4.2

		Total Investments in Securities (Cost $409,070,002)*	$567,950,292	103.9
		Other Assets and Liabilities - Net	(21,246,873)	(3.9)

		Net Assets	$546,703,419	100.0

@	Non-income producing security
cc	Securities purchased with cash collateral for securities loaned.
(1)	Collateral received from brokers for securities lending was invested in these short-term investments.
(2)

On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Portfolio’s position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.

R	Restricted security
L	Loaned security, a portion or all of the security is on loan at December 31, 2010.
*	Cost for federal income tax purposes is $458,715,860.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$110,827,282
Gross Unrealized Depreciation	(1,592,850)

Net Unrealized Appreciation	$109,234,432

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2010 in valuing the Portfolio’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2010
Asset Table
Investments, at value
Common Stock*	$16,393,922	$—	$—	$16,393,922
Real Estate Investment Trusts	528,730,078	—	—	528,730,078
Short-Term Investments	19,819,185	—	3,007,107	22,826,292

Total Investments, at value	$564,943,185	$—	$3,007,107	$567,950,292

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio’s assets and liabilities during the period ended December 31, 2010:

	Beginning Balance 12/31/2009	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 12/31/2010
Asset Table
Investments, at value
Short-Term Investments	$3,007,107	$—	$—	$—	$—	$—	$—	$—	$3,007,107

Total Investments, at value	$3,007,107	$—	$—	$—	$—	$—	$—	$—	$3,007,107

As of December 31, 2010, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $0.

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information. Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period. It is the policy of the Portfolio to recognize transfers at the end of the reporting period.
*	For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

See Accompanying Notes to Financial Statements

95

ING FRANKLIN INCOME PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2010

Shares			Value	Percent of Net Assets

COMMON STOCK: 37.3%
		Consumer Discretionary: 1.2%
		Other Securities	$9,503,711	1.2

		Consumer Staples: 0.8%
		Other Securities	6,699,000	0.8

		Energy: 7.6%
120,000		BP PLC ADR	5,300,400	0.7
365,000	L	Canadian Oil Sands Trust	9,709,595	1.2
100,000		Chesapeake Energy Corp.	2,591,000	0.3
160,000		ConocoPhillips	10,896,000	1.3
226,235		ExxonMobil Corp.	16,542,303	2.1
		Other Securities	16,489,322	2.0
			61,528,620	7.6
		Financials: 4.6%
550,000		Bank of America Corp.	7,337,000	0.9
45,000	@	CIT Group, Inc.	2,119,500	0.3
465,075	@	Citigroup, Inc.	2,199,805	0.3
200,000		JPMorgan Chase & Co.	8,484,000	1.0
299,600		Wells Fargo & Co.	9,284,604	1.1
		Other Securities	7,907,401	1.0
			37,332,310	4.6
		Health Care: 4.4%
150,000		Johnson & Johnson	9,277,500	1.1
350,000		Merck & Co., Inc.	12,614,000	1.6
65,000		Roche Holding AG - Genusschein	9,528,535	1.2
		Other Securities	4,377,500	0.5
			35,797,535	4.4
		Industrials: 0.5%
		Other Securities	3,658,000	0.5

		Information Technology: 1.6%
300,000		Intel Corp.	6,309,000	0.8
		Other Securities	6,555,600	0.8
			12,864,600	1.6
		Materials: 1.8%
110,000		Barrick Gold Corp.	5,849,800	0.8
120,000		Newmont Mining Corp.	7,371,600	0.9
		Other Securities	876,400	0.1
			14,097,800	1.8
		Telecommunication Services: 3.2%
275,000		AT&T, Inc.	8,079,500	1.0

Shares			Value	Percent of Net Assets

COMMON STOCK: (continued)
		Telecommunication Services: (continued)
130,000		Verizon Communications, Inc.	$4,651,400	0.6
2,750,000		Vodafone Group PLC	7,219,132	0.9
		Other Securities	5,575,557	0.7
			25,525,589	3.2
		Utilities: 11.6%
150,000		American Electric Power Co., Inc.	5,397,000	0.7
160,000		Dominion Resources, Inc.	6,835,200	0.8
550,000		Duke Energy Corp.	9,795,500	1.2
102,000		NextEra Energy, Inc.	5,302,980	0.7
172,000		Pacific Gas & Electric Co.	8,228,480	1.0
120,000		Progress Energy, Inc.	5,217,600	0.6
175,000		Public Service Enterprise Group, Inc.	5,566,750	0.7
102,000		Sempra Energy	5,352,960	0.7
325,000		Southern Co.	12,424,750	1.5
300,000		Xcel Energy, Inc.	7,065,000	0.9
		Other Securities	22,659,338	2.8
			93,845,558	11.6
		Total Common Stock (Cost $302,767,809)	300,852,723	37.3

REAL ESTATE INVESTMENT TRUSTS: 0.2%
		Financials: 0.2%
		Other Securities	1,669,681	0.2
		Total Real Estate Investment Trusts (Cost $1,718,767)	1,669,681	0.2

PREFERRED STOCK: 5.2%
		Consumer Discretionary: 0.3%
		Other Securities	2,605,745	0.3

		Energy: 0.9%
3,500	#	Chesapeake Energy Corp.	3,898,125	0.5
30,000	@, #	SandRidge Energy, Inc.	3,585,000	0.4
			7,483,125	0.9
		Financials: 3.3%
1,839	#, P	Ally Financial, Inc.	1,738,142	0.2
9,300		Bank of America Corp.	8,899,821	1.1

See Accompanying Notes to Financial Statements

96

ING FRANKLIN INCOME PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

Shares			Value	Percent of Net Assets

PREFERRED STOCK: (continued)
		Financials: (continued)
40,000		Citigroup, Inc.	$5,467,600	0.7
8,000		Wells Fargo & Co.	8,004,400	1.0
		Other Securities	2,720,540	0.3
			26,830,503	3.3
		Health Care: 0.4%
2,500		Tenet Healthcare Corp.	2,731,250	0.4

		Materials: 0.2%
		Other Securities	1,276,040	0.2

		Utilities: 0.1%
20,000		NextEra Energy, Inc.	992,800	0.1
		Total Preferred Stock (Cost $60,941,702)	41,919,463	5.2

WARRANTS: 0.0%
		Consumer Discretionary: 0.0%
		Other Securities	208,568	0.0
		Total Warrants (Cost $9,030,960)	208,568	0.0

Principal Amount			Value	Percent of Net Assets

CORPORATE BONDS/NOTES: 54.0%
		Consumer Discretionary: 6.0%
$7,000,000		Cablevision Systems Corp., 7.750% - 8.625%, due 09/15/17 - 04/15/20	$7,476,250	0.9
5,867,024		CCH II, LLC / CCH II Capital Corp., 13.500%, due 11/30/16	7,025,761	0.9
2,000,000	#	Cequel Communications Holdings I, LLC and Cequel Capital Corp., 8.625%, due 11/15/17	2,100,000	0.3
8,469,075		Clear Channel Communications, Inc., 3.911%, due 11/13/15	7,281,889	0.9
3,000,000	#	ClubCorp Club Operations, Inc., 10.000%, due 12/01/18	2,865,000	0.3

Principal Amount			Value	Percent of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Consumer Discretionary: (continued)
$1,500,000	#, L	MGM Resorts International, 10.000%, due 11/01/16	$1,545,000	0.2
2,647,970	&, #	Umbrella Acquisition, Inc., 9.750%, due 03/15/15	2,873,048	0.4
1,900,000	#	Visant Corp., 10.000%, due 10/01/17	2,023,500	0.2
		Other Securities	15,405,964	1.9
			48,596,412	6.0
		Consumer Staples: 2.6%
1,300,000	#, L	Dean Foods Co., 9.750%, due 12/15/18	1,316,250	0.2
5,000,000		Diversey, Inc., 8.250%, due 11/15/19	5,450,000	0.7
8,000,000		Hertz Corp., 8.875%, due 01/01/14	8,220,000	1.0
		Other Securities	6,085,000	0.7
			21,071,250	2.6
		Energy: 6.9%
1,500,000	#, L	ATP Oil & Gas Corp., 11.875%, due 05/01/15	1,425,000	0.2
6,000,000		Chesapeake Energy Corp., 7.250%, due 12/15/18	6,240,000	1.6
6,300,000		Chesapeake Energy Corp., 6.875%, due 08/15/18-11/15/20	6,418,500
1,400,000	#	Consol Energy, Inc., 8.250%, due 04/01/20	1,519,000	0.2
7,000,000		Dynegy Holdings, Inc., 7.500%, due 06/01/15	5,320,000	0.9
3,300,000		Dynegy Holdings, Inc., 7.750% - 8.375%, due 05/01/16 - 06/01/19	2,283,250

See Accompanying Notes to Financial Statements

97

ING FRANKLIN INCOME PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

Principal Amount			Value	Percent of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Energy: (continued)
$1,500,000	#, L	Energy XXI Gulf Coast, Inc., 9.250%, due 12/15/17	$1,563,750	0.2
2,000,000	#	Linn Energy LLC/Linn Energy Finance Corp., 8.625%, due 04/15/20	2,165,000	0.3
4,000,000	#, L	SandRidge Energy, Inc., 8.000%, due 06/01/18	4,080,000	0.9
3,200,000	#	SandRidge Energy, Inc., 9.875%, due 05/15/16	3,400,000
3,000,000	#	W&T Offshore, Inc., 8.250%, due 06/15/14	2,932,500	0.3
		Other Securities	18,253,074	2.3
			55,600,074	6.9
		Financials: 12.8%
1,500,000	L	Bank of America Corp., 8.125%, due 12/29/49	1,513,575	0.2
1,100,000	#	CEVA Group PLC, 8.375%, due 12/01/17	1,116,500	0.6
3,600,000	#	CEVA Group PLC, 11.500%, due 04/01/18	3,906,000
12,000,000		CIT Group, Inc., 7.000%, due 05/01/15	12,060,000	3.8
7,500,000		CIT Group, Inc., 7.000%, due 05/01/16	7,546,875
8,500,000		CIT Group, Inc., 7.000%, due 05/01/17	8,542,500
2,500,000		CIT Group, Inc., 7.000%, due 05/01/14	2,531,250
5,000,000		Ford Motor Credit Co., LLC, 12.000%, due 05/15/15	6,295,250	1.1
2,500,000		Ford Motor Credit Co., LLC, 8.000%, due 06/01/14	2,756,330

Principal Amount			Value	Percent of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Financials: (continued)
$3,500,000	#	International Lease Finance Corp., 7.125%, due 09/01/18	$3,736,250	0.8
700,000	#	International Lease Finance Corp., 8.625%, due 09/15/15	754,250
2,000,000		International Lease Finance Corp., 8.875%, due 09/01/17	2,167,500
9,500,000		iStar Financial, Inc., 0.803% - 8.625%, due 10/01/12 - 06/01/13	8,705,000	1.1
12,500,000		JPMorgan Chase & Co., 7.900%, due 04/29/49	13,332,138	1.7
2,000,000	#	Liberty Mutual Group, Inc., 10.750%, due 06/15/58	2,440,000	0.3
1,000,000	#	Petroplus Finance Ltd., 6.750%, due 05/01/14	925,000	0.5
1,500,000	#	Petroplus Finance Ltd., 7.000%, due 05/01/17	1,335,000
1,500,000	#	Petroplus Finance Ltd., 9.375%, due 09/15/19	1,395,000
600,000	#	Pinafore LLC/Pinafore, Inc., 9.000%, due 10/01/18	651,000	0.1
2,100,000	#	Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, 8.125%, due 12/01/17	2,205,000	0.3
6,500,000		Wells Fargo Capital XV, 9.750%, due 09/26/44	7,263,750	0.9
		Other Securities	11,526,067	1.4
			102,704,235	12.8

See Accompanying Notes to Financial Statements

98

ING FRANKLIN INCOME PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

Principal Amount			Value	Percent of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Health Care: 6.2%
$5,000,000		Community Health Systems, Inc., 8.875%, due 07/15/15	$5,262,500	0.6
6,500,000		HCA, Inc., 8.500%, due 04/15/19	7,150,000	2.2
10,000,000		HCA, Inc., 6.500% - 9.250%, due 02/15/16 - 02/15/20	10,450,000
3,000,000	#	Mylan, Inc., 6.000%, due 11/15/18	2,955,000	0.4
4,000,000	&, #	Quintiles Transnational Corp., 9.500%, due 12/30/14	4,110,000	0.5
1,500,000	#, L	Tenet Healthcare Corp., 8.000%, due 08/01/20	1,526,250	1.6
5,000,000		Tenet Healthcare Corp., 9.250%, due 02/01/15	5,350,000
5,250,000		Tenet Healthcare Corp., 9.000% - 10.000%, due 05/01/15 - 05/01/18	6,005,000
		Other Securities	7,058,450	0.9
			49,867,200	6.2
		Industrials: 2.6%
1,600,000	#	Abengoa Finance SAU, 8.875%, due 11/01/17	1,488,000	0.2
2,900,000	#	Case New Holland, Inc., 7.875%, due 12/01/17	3,182,750	0.4
3,000,000	#, L	CHC Helicopter S.A., 9.250%, due 10/15/20	3,120,000	0.4
2,500,000	#	Niska Gas Storage US LLC/Niska Gas Storage Canada ULC, 8.875%, due 03/15/18	2,687,500	0.3
		Other Securities	10,249,500	1.3
			20,727,750	2.6

Principal Amount			Value	Percent of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Information Technology: 6.7%
$7,590,086		First Data Corp., 3.011%, due 09/24/14	$7,018,968	2.6
3,179,000	#, L	First Data Corp., 8.250%, due 01/15/21	3,067,735
3,187,000	&, #, L	First Data Corp., 8.750%, due 01/15/22	3,099,358
6,368,000	#, L	First Data Corp., 12.625%, due 01/15/21	6,113,280
2,213,000	&, L	First Data Corp., 9.875% - 11.250%, due 09/24/15 - 03/31/16	2,000,523
3,000,000	#	Freescale Semiconductor, Inc., 9.250%, due 04/15/18	3,315,000	2.1
5,000,000	#, L	Freescale Semiconductor, Inc., 10.125%, due 03/15/18	5,650,000
6,000,000	#, L	Freescale Semiconductor, Inc., 10.750%, due 08/01/20	6,570,000
1,000,000	L	Freescale Semiconductor, Inc., 10.125%, due 12/15/16	1,057,500
500,000	#	Interactive Data Corp., 10.250%, due 08/01/18	550,000	0.1
1,000,000	#	NXP BV/NXP Funding, LLC, 9.750%, due 08/01/18	1,130,000	0.1
1,000,000	#	Seagate HDD Cayman, 7.750%, due 12/15/18	1,017,500	0.1
1,000,000	#	SunGard Data Systems, Inc., 7.625%, due 11/15/20	1,017,500	0.6
3,300,000		SunGard Data Systems, Inc., 10.250% -10.625%, due 05/15/15 - 08/15/15	3,611,750
		Other Securities	8,965,502	1.1
			54,184,616	6.7
		Materials: 2.2%
1,000,000	#	Berry Plastics Corp., 9.750%, due 01/15/21	995,000	0.1
1,500,000	#	FMG Resources August 2006 Pty Ltd., 6.875%, due 02/01/18	1,500,000	0.3
1,100,000	#	FMG Resources August 2006 Pty Ltd., 7.000%, due 11/01/15	1,133,000

See Accompanying Notes to Financial Statements

99

ING FRANKLIN INCOME PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

Principal Amount			Value	Percent of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Materials: (continued)
EUR 3,220,000	#	Ineos Group Holdings PLC, 7.875%, due 02/15/16	$3,872,623	0.5
EUR 2,500,000	#	Kerling PLC, 10.625%, due 02/01/17	3,624,738	0.5
		Other Securities	6,735,000	0.8
			17,860,361	2.2
		Telecommunication Services: 2.6%
$3,500,000	#	Clearwire Communications, LLC/Clearwire Finance, Inc., 12.000%, due 12/01/15	3,791,250	0.5
3,500,000	#, L	Cricket Communications, Inc., 7.750%, due 10/15/20	3,342,500	0.4
2,750,000	#	UPC Germany GmbH, 8.125%, due 12/01/17	3,909,121	0.8
1,500,000		UPC Germany GmbH, 9.625%, due 12/01/19	2,209,921
GBP		Other Securities	7,437,084	0.9
			20,689,876	2.6
		Utilities: 5.4%
1,750,000	#	Calpine Construction Finance Co. L.P., 8.000%, due 06/01/16	1,868,125	0.2
1,000,000	#	Calpine Corp., 7.500%, due 02/15/21	990,000	0.2
800,000	#	Calpine Corp., 7.875%, due 07/31/20	814,000
5,600,000	L	GenOn Energy, Inc., 7.625% - 7.875%, due 06/15/14 - 06/15/17	5,512,500	0.7
1,500,000	#	Intergen NV, 9.000%, due 06/30/17	1,597,500	0.2
12,953,675		Texas Competitive Electric Holdings Co., LLC, 3.764%, due 10/10/14	10,031,008	3.8
14,000,000	L	Texas Competitive Electric Holdings Co., LLC, 10.250%, due 11/01/15	7,980,000
6,860,000	#	Texas Competitive Electric Holdings Co., LLC, 15.000%, due 04/01/21	6,036,800

Principal Amount			Value	Percent of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Utilities: (continued)
$8,670,863	&	Texas Competitive Electric Holdings Co., LLC, 3.764% - 10.500%, due 10/10/14 - 11/01/16	$6,625,467	3.8
		Other Securities	2,119,459	0.3
			43,574,859	5.4
		Total Corporate Bonds/Notes (Cost $414,858,348 )	$434,876,633	54.0

COLLATERALIZED MORTGAGE OBLIGATIONS: 0.3%
2,991,278	#	Banc of America Large Loan, Inc., 2.010%, due 11/15/15	2,670,998	0.3
		Total Collateralized Mortgage Obligations (Cost $2,609,979 )	2,670,998	0.3

MUNICIPAL BONDS: 0.4%
		California: 0.4%
		Other Securities	3,079,830	0.4
		Total Municipal Bonds (Cost $ 3,003,507)	3,079,830	0.4
		Total Long-Term Investments (Cost $794,931,072 )	785,277,896	97.4

Shares			Value	Percent of Net Assets

SHORT-TERM INVESTMENTS: 7.1%
		Securities Lending Collateralcc: 7.1%
56,883,001		BNY Mellon Overnight Government Fund (1)	$56,883,001	7.1
262,251	R	BNY Institutional Cash Reserves Fund, Series B (1)(2)	209,800	0.0
		Total Short-Term Investments (Cost $57,145,252)	57,092,801	7.1

		Total Investments in Securities (Cost $852,076,324)*	$842,370,697	104.5
		Other Assets and Liabilities - Net	(36,407,111)	(4.5)

		Net Assets	$805,963,586	100.0

See Accompanying Notes to Financial Statements

100

ING FRANKLIN INCOME PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2010.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

@	Non-income producing security
&	Payment-in-kind
ADR	American Depositary Receipt
#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, these securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.
P	Preferred Stock may be called prior to convertible date.
cc	Securities purchased with cash collateral for securities loaned.
(1)	Collateral received from brokers for securities lending was invested in these short-term investments.
(2)	On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Portfolio’s position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.
R	Restricted security
L	Loaned security, a portion or all of the security is on loan at December 31, 2010.
EUR	EU Euro
GBP	British Pound
*	Cost for federal income tax purposes is $852,077,359.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$67,900,623
Gross Unrealized Depreciation	(77,607,285)

Net Unrealized Depreciation	$(9,706,662)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2010 in valuing the Portfolio’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2010
Asset Table
Investments, at value
Common Stock
Consumer Discretionary	$9,503,711	$—	$—	$9,503,711
Consumer Staples	3,919,800	2,779,200	—	6,699,000
Energy	61,528,620	—	—	61,528,620
Financials	32,906,909	4,425,401	—	37,332,310
Health Care	26,269,000	9,528,535	—	35,797,535
Industrials	3,658,000	—	—	3,658,000
Information Technology	12,864,600	—	—	12,864,600
Materials	14,097,800	—	—	14,097,800
Telecommunication Services	16,024,125	9,501,464	—	25,525,589
Utilities	93,845,558	—	—	93,845,558

Total Common Stock	$274,618,123	$26,234,600	$—	$300,852,723

Real Estate Investment Trusts	1,669,681	—	—	1,669,681
Preferred Stock	10,328,240	31,591,223	—	41,919,463
Warrants	—	208,568	—	208,568
Corporate Bonds/Notes	—	434,876,633	—	434,876,633
Collateralized Mortgage Obligations	—	2,670,998	—	2,670,998
Municipal Bonds	—	3,079,830	—	3,079,830
Short-Term Investments	56,883,001	—	209,800	57,092,801

Total Investments, at value	$343,499,045	$498,661,852	$209,800	$842,370,697

See Accompanying Notes to Financial Statements

101

ING FRANKLIN INCOME PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio’s assets and liabilities during the period ended December 31, 2010:

	Beginning Balance 12/31/2009	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 12/31/2010
Asset Table
Investments, at value
Preferred Stock	$4,374,781	$—	$(96,441)	$—	$—	$23,031	$—	$(4,301,371)	$—
Corporate Bonds/Notes	3,047,231	—	(3,000,000)	—	500,000	(547,231)	—	—	—
Short-Term Investments	209,800	—	—	—	—	—	—	—	209,800

Total Investments, at value	$7,631,812	$—	$(3,096,441)	$—	$500,000	$(524,200)	$—	$(4,301,371)	$209,800

As of December 31, 2010, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $0.

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period. It is the policy of the Portfolio to recognize transfers at the end of the reporting period.
#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

102

ING FRANKLIN MUTUAL SHARES PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2010

Shares			Value	Percent of Net Assets

COMMON STOCK: 83.4%

		Consumer Discretionary: 7.5%
351,622		British Sky Broadcasting PLC	$4,034,827	0.8
397,084		News Corp. - Class A	5,781,543	1.1
74,734		Time Warner Cable, Inc.	4,934,686	1.0
165,362		Time Warner, Inc.	5,319,696	1.1
186,263		Virgin Media, Inc.	5,073,804	1.0
		Other Securities	12,666,575	2.5
			37,811,131	7.5
		Consumer Staples: 22.0%
333,508		Altria Group, Inc.	8,210,967	1.6
290,873		British American Tobacco PLC	11,188,711	2.2
82		British American Tobacco PLC ADR	6,371
433,960		CVS Caremark Corp.	15,088,789	3.0
122,278		Dr Pepper Snapple Group, Inc.	4,299,294	0.9
263,957		Imperial Tobacco Group PLC	8,113,932	1.6
344,058		Kraft Foods, Inc.	10,841,268	2.1
263,928		Kroger Co.	5,901,430	1.2
142,323		Nestle S.A.	8,337,804	1.7
74,479		Pernod-Ricard S.A.	7,010,651	1.4
127,592		Reynolds American, Inc.	4,162,051	0.8
		Other Securities	27,963,124	5.5
			111,124,392	22.0
		Energy: 6.7%
208,139		Marathon Oil Corp.	7,707,387	1.5
209,169		Royal Dutch Shell PLC	6,931,019	1.4
92,015	@	Transocean Ltd.	6,395,963	1.2
		Other Securities	13,072,797	2.6
			34,107,166	6.7
		Financials: 12.0%
80,913		ACE Ltd.	5,036,834	1.0
380,645		Bank of America Corp.	5,077,804	1.0
974,744		Barclays PLC	4,028,501	0.8
48,247	@, #	Bond Street Holdings, LLC	979,414	0.2
197,790		Morgan Stanley	5,381,866	1.1
92,090		PNC Financial Services Group, Inc.	5,591,705	1.1
234,564		Wells Fargo & Co.	7,269,138	1.4

Shares			Value	Percent of Net Assets

COMMON STOCK: (continued)
		Financials: (continued)
20,198	@	White Mountains Insurance Group Ltd.	$6,778,449	1.3
		Other Securities	20,836,067	4.1
			60,979,778	12.0
		Health Care: 10.6%
218,924		Eli Lilly & Co.	7,671,097	1.5
72,020	@	Genzyme Corp.	5,127,824	1.0
112,670		Medtronic, Inc.	4,178,930	0.8
443,762		Pfizer, Inc.	7,770,273	1.6
851,195	@	Tenet Healthcare Corp.	5,694,495	1.1
263,542		UnitedHealth Group, Inc.	9,516,502	1.9
		Other Securities	13,443,887	2.7
			53,403,008	10.6
		Industrials: 4.2%
681		AP Moller - Maersk A/S - Class B	6,165,532	1.2
624,754		Orkla ASA	6,094,118	1.2
		Other Securities	9,111,532	1.8
			21,371,182	4.2
		Information Technology: 9.7%
136,526		Hewlett-Packard Co.	5,747,745	1.1
774,866	@	LSI Logic Corp.	4,641,447	0.9
173,124		Maxim Integrated Products	4,089,189	0.8
376,221		Microsoft Corp.	10,504,091	2.1
481,564	@	Motorola, Inc.	4,367,785	0.9
722,282		Xerox Corp.	8,320,689	1.6
		Other Securities	11,669,438	2.3
			49,340,384	9.7
		Materials: 3.2%
230,943		International Paper Co.	6,290,887	1.2
41,231		Linde AG	6,237,399	1.2
		Other Securities	3,877,441	0.8
			16,405,727	3.2
		Telecommunication Services: 3.5%
266,134		Telefonica S.A.	6,075,851	1.2
3,024,624		Vodafone Group PLC	7,940,058	1.6
		Other Securities	3,577,422	0.7
			17,593,331	3.5
		Utilities: 4.0%
177,712		E.ON AG	5,427,119	1.1
98,032		Exelon Corp.	4,082,052	0.8

See Accompanying Notes to Financial Statements

103

ING FRANKLIN MUTUAL SHARES PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

Shares		Value	Percent of Net Assets

COMMON STOCK: (continued)
	Utilities: (continued)
	Other Securities	$10,700,969	2.1
		20,210,140	4.0
	Total Common Stock (Cost $404,788,453)	422,346,239	83.4

REAL ESTATE INVESTMENT TRUSTS: 2.8%
	Financials: 2.8%
9,488	Alexander’s, Inc.	3,911,713	0.8
429,329	Weyerhaeuser Co.	8,127,198	1.6
	Other Securities	1,812,552	0.4

	Total Real Estate Investment Trusts
	(Cost $12,788,930)	13,851,463	2.8

RIGHTS: 0.0%
	Consumer Discretionary: 0.0%
	Other Securities	—	0.0
	Total Rights ( Cost $208,547 )	—	0.0

Principal Amount		Value	Percent of Net Assets

CORPORATE BONDS/NOTES: 4.2%

	Consumer Discretionary: 0.1%
	Other Securities(a)	742,775	0.1

	Financials: 2.5%
$4,969,830	CIT Group, Inc., 7.000%, due 08/11/15-05/01/17	5,012,581	1.0
6,375,645	Realogy Corp., 3.286%, due 10/10/13	5,996,696	1.5
1,491,329	Realogy Corp., 2.250%-13.500%, due 04/10/13-10/15/17	1,395,098
	Other Securities(a)	1,380	0.0
		12,405,755	2.5
	Information Technology: 0.5%
	Other Securities	2,683,849	0.5

	Materials: 0.2%
	Other Securities	906,777	0.2

Shares			Value	Percent of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Utilities: 0.9%
5,439,613		Texas Competitive Electric Holdings Co., LLC, 3.753%-3.760%, due 10/10/14	$4,200,511	0.8
		Other Securities	406,075	0.1
			4,606,586	0.9
		Total Corporate Bonds/Notes ( Cost $20,913,436 )	21,345,742	4.2
		Total Long-Term Investments ( Cost $438,699,366 )	457,543,444	90.4

Shares			Value	Percent of Net Assets

SHORT-TERM INVESTMENTS: 7.4%

		U.S. Government Agency Obligations: 0.7%
		Other Securities	3,500,000	0.7

		Total U.S. Government Agency Obligations ( Cost $3,500,000 )	3,500,000	0.7

		U.S. Treasury Bills: 6.7%
5,000,000	Z	0.020%, due 01/06/11	4,999,927	6.7
5,000,000	Z	0.160%, due 06/16/11	4,996,310
24,000,000	Z	0.030%-0.170%, due 01/20/11-06/23/11	23,991,497
		Total U.S. Treasury Bills (Cost $33,985,532)	33,987,734	6.7
		Total Short-Term Investments (Cost $37,485,532)	37,487,734	7.4
		Total Investments in Securities (Cost $476,184,898)*	$495,031,178	97.8
		Other Assets and Liabilities - Net	11,201,738	2.2

		Net Assets	$506,232,916	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2010.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

@	Non-income producing security

ADR American Depositary Receipt

See Accompanying Notes to Financial Statements

104

ING FRANKLIN MUTUAL SHARES PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, these securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.
Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.
(a)	The grouping contains securities in default.
*	Cost for federal income tax purposes is $480,702,107.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$49,879,649
Gross Unrealized Depreciation	(35,550,578)

Net Unrealized Appreciation	$14,329,071

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2010 in valuing the Portfolio’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2010
Asset Table
Investments, at value
Common Stock
Consumer Discretionary	$33,267,536	$3,591,649	$951,946	$37,811,131
Consumer Staples	69,052,057	42,072,335	—	111,124,392
Energy	22,181,825	11,925,341	—	34,107,166
Financials	43,812,081	17,167,697	—	60,979,778
Health Care	53,403,008	—	—	53,403,008
Industrials	4,702,271	16,668,911	—	21,371,182
Information Technology	46,312,845	3,027,539	—	49,340,384
Materials	10,059,813	6,345,914	—	16,405,727
Telecommunication Services	2,053,324	15,540,007	—	17,593,331
Utilities	11,444,849	8,765,291	—	20,210,140

Total Common Stock	296,289,609	125,104,684	951,946	422,346,239

Real Estate Investment Trusts	12,038,911	1,812,552	—	13,851,463
Corporate Bonds/Notes	—	20,602,967	742,775	21,345,742
Short-Term Investments	—	37,487,734	—	37,487,734

Total Investments, at value	$308,328,520	$185,007,937	$1,694,721	$495,031,178

Other Financial Instruments+:
Forward foreign currency contracts	—	1,441,348	—	1,441,348

Total Assets	$308,328,520	$186,449,285	$1,694,721	$496,472,526

Liabilities Table
Other Financial Instruments+:
Forward foreign currency contracts	$—	$(3,086,077)	$—	$(3,086,077)

Total Liabilities	$—	$(3,086,077)	$—	$(3,086,077)

See Accompanying Notes to Financial Statements

105

ING FRANKLIN MUTUAL SHARES PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio’s assets and liabilities during the period ended December 31, 2010:

	Beginning Balance 12/31/2009	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/ (Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 12/31/2010
Asset Table
Investments, at value	$243,454	$144,733	$—	$—	$—	$563,759	$—	$—	$951,946
Common Stock	450	—	—	13,270	—	(13,720)	—	—	—
Rights	213,675	—	—	4,516	—	524,584	—	—	742,775
Corporate Bonds/Notes

Total Investments, at value	$457,579	$144,733	$—	$17,786	$—	$1,074,623	$—	$—	$1,694,721

As of December 31, 2010, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $1,088,343.

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
‘+	Other Financial Instruments are derivatives not reflected in the Summary Portfolio of Investments and may include open forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at measurement date which represents the amount due to/from the Portfolio. Swaps and written options are reported at their market value at measurement date.

Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period. It is the policy of the Portfolio to recognize transfers at the end of the reporting period.

#

The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

At December 31, 2010 the following forward foreign currency contracts were outstanding for the ING Franklin Mutual Shares Portfolio:

Counterparty	Currency			Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Bank of America	Swiss Franc	CHF	289,135	BUY	5/10/11	$300,947	$309,776	$8,829
Bank of America	Swiss Franc	CHF	181,200	BUY	5/10/11	187,870	194,136	6,266
Bank of America	Swiss Franc	CHF	148,403	BUY	5/10/11	158,604	158,997	393
Bank of America	Danish Krone	DKK	979,000	BUY	1/24/11	179,435	175,498	(3,937)
Bank of America	EU Euro	EUR	288,313	BUY	1/18/11	394,821	385,263	(9,558)
Bank of America	EU Euro	EUR	210,229	BUY	1/18/11	288,075	280,922	(7,153)
Bank of America	EU Euro	EUR	249,234	BUY	1/18/11	338,998	333,042	(5,956)
Bank of America	EU Euro	EUR	280,000	BUY	1/18/11	379,862	374,154	(5,708)
Bank of America	EU Euro	EUR	280,000	BUY	1/18/11	380,142	374,154	(5,988)
Bank of America	EU Euro	EUR	210,748	BUY	1/18/11	284,559	281,616	(2,943)
Bank of America	EU Euro	EUR	341,341	BUY	1/18/11	461,066	456,122	(4,944)
Bank of America	EU Euro	EUR	280,000	BUY	1/18/11	379,047	374,154	(4,893)
Bank of America	EU Euro	EUR	142,611	BUY	1/18/11	193,238	190,566	(2,672)
Bank of America	EU Euro	EUR	148,500	BUY	1/18/11	193,046	198,436	5,390
Bank of America	British Pound	GBP	190,000	BUY	2/14/11	303,544	296,123	(7,421)
Barclays Bank PLC	EU Euro	EUR	420,000	BUY	1/18/11	565,459	561,232	(4,227)
Barclays Bank PLC	British Pound	GBP	95,000	BUY	2/14/11	151,307	148,062	(3,245)
Deutsche Bank AG	Swiss Franc	CHF	161,683	BUY	5/10/11	161,958	173,226	11,268
Deutsche Bank AG	Swiss Franc	CHF	353,000	BUY	5/10/11	353,814	378,201	24,387
Deutsche Bank AG	Swiss Franc	CHF	254,967	BUY	5/10/11	260,324	273,169	12,845
Deutsche Bank AG	Swiss Franc	CHF	162,965	BUY	5/10/11	169,773	174,599	4,826
Deutsche Bank AG	Swiss Franc	CHF	135,000	BUY	5/10/11	144,509	144,638	129
Deutsche Bank AG	Danish Krone	DKK	700,000	BUY	1/24/11	121,107	125,484	4,377
Deutsche Bank AG	Danish Krone	DKK	612,656	BUY	1/24/11	110,786	109,827	(959)

See Accompanying Notes to Financial Statements

106

ING FRANKLIN MUTUAL SHARES PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

Counterparty	Currency			Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Deutsche Bank AG	EU Euro	EUR	643,894	BUY	1/18/11	$892,358	$860,413	$(31,945)
Deutsche Bank AG	EU Euro	EUR	566,721	BUY	1/18/11	788,071	757,291	(30,780)
Deutsche Bank AG	EU Euro	EUR	397,752	BUY	1/18/11	551,542	531,502	(20,040)
Deutsche Bank AG	EU Euro	EUR	1,275,046	BUY	1/18/11	1,789,834	1,703,801	(86,033)
Deutsche Bank AG	EU Euro	EUR	453,089	BUY	1/18/11	631,321	605,448	(25,873)
Deutsche Bank AG	EU Euro	EUR	281,823	BUY	1/18/11	383,437	376,590	(6,847)
Deutsche Bank AG	EU Euro	EUR	560,000	BUY	1/18/11	760,424	748,309	(12,115)
Deutsche Bank AG	EU Euro	EUR	190,842	BUY	1/18/11	257,073	255,016	(2,057)
Deutsche Bank AG	EU Euro	EUR	560,000	BUY	1/18/11	759,343	748,309	(11,034)
Deutsche Bank AG	EU Euro	EUR	743,054	BUY	1/18/11	1,004,162	992,917	(11,245)
Deutsche Bank AG	EU Euro	EUR	121,803	BUY	1/18/11	165,615	162,761	(2,854)
Deutsche Bank AG	EU Euro	EUR	878,683	BUY	1/18/11	1,198,251	1,174,154	(24,097)
Deutsche Bank AG	EU Euro	EUR	853,953	BUY	1/18/11	1,163,415	1,141,109	(22,306)
Deutsche Bank AG	EU Euro	EUR	40,000	BUY	1/18/11	52,270	53,451	1,181
Deutsche Bank AG	EU Euro	EUR	90,000	BUY	1/18/11	117,014	120,264	3,250
Deutsche Bank AG	British Pound	GBP	190,000	BUY	2/14/11	301,245	296,123	(5,122)
Deutsche Bank AG	British Pound	GBP	760,000	BUY	2/14/11	1,213,150	1,184,493	(28,657)
Deutsche Bank AG	Norwegian Krone	NOK	565,900	BUY	2/16/11	96,109	96,758	649
Deutsche Bank AG	Norwegian Krone	NOK	767,700	BUY	2/16/11	129,482	131,262	1,780
Deutsche Bank AG	Norwegian Krone	NOK	650,735	BUY	2/16/11	109,782	111,263	1,481
Deutsche Bank AG	Norwegian Krone	NOK	634,704	BUY	2/16/11	107,317	108,522	1,205
Deutsche Bank AG	Norwegian Krone	NOK	977,856	BUY	2/16/11	165,114	167,194	2,080
Deutsche Bank AG	Norwegian Krone	NOK	797,963	BUY	2/16/11	130,717	136,436	5,719
Deutsche Bank AG	Norwegian Krone	NOK	2,100,000	BUY	2/16/11	336,927	359,059	22,132
State Street Bank	Danish Krone	DKK	442,722	BUY	1/24/11	80,695	79,364	(1,331)
State Street Bank	Danish Krone	DKK	424,560	BUY	1/24/11	78,000	76,108	(1,892)
State Street Bank	Danish Krone	DKK	915,000	BUY	1/24/11	171,854	164,025	(7,829)
State Street Bank	Danish Krone	DKK	290,000	BUY	1/24/11	53,909	51,986	(1,923)
State Street Bank	Danish Krone	DKK	532,000	BUY	1/24/11	93,092	95,368	2,276
State Street Bank	EU Euro	EUR	284,756	BUY	1/18/11	387,371	380,510	(6,861)
State Street Bank	EU Euro	EUR	204,139	BUY	1/18/11	277,764	272,784	(4,980)
State Street Bank	EU Euro	EUR	194,041	BUY	1/18/11	262,061	259,290	(2,771)
State Street Bank	EU Euro	EUR	489,075	BUY	1/18/11	660,941	653,535	(7,406)
State Street Bank	EU Euro	EUR	53,299	BUY	1/18/11	71,295	71,221	(74)
State Street Bank	Norwegian Krone	NOK	800,000	BUY	2/16/11	125,429	136,784	11,355
State Street Bank	Norwegian Krone	NOK	612,638	BUY	2/16/11	104,778	104,749	(29)
State Street Bank	Norwegian Krone	NOK	1,074,810	BUY	2/16/11	182,785	183,771	986
State Street Bank	Norwegian Krone	NOK	1,068,230	BUY	2/16/11	182,231	182,646	415
State Street Bank	Norwegian Krone	NOK	600,412	BUY	2/16/11	102,815	102,659	(156)

								$(292,642)

Bank of America	Danish Krone	DKK	13,772,366	SELL	1/24/11	2,370,540	2,468,873	(98,333)
Bank of America	Norwegian Krone	NOK	1,459,372	SELL	2/16/11	237,791	249,524	(11,733)
Bank of America	EU Euro	EUR	366,773	SELL	1/18/11	478,606	490,106	(11,500)
Bank of America	Norwegian Krone	NOK	1,940,000	SELL	2/16/11	331,064	331,702	(638)
Bank of America	British Pound	GBP	225,000	SELL	2/14/11	365,677	350,672	15,005
Bank of America	Japanese Yen	JPY	2,886,275	SELL	4/20/11	35,000	35,594	(594)
Barclays Bank PLC	Japanese Yen	JPY	188,091,177	SELL	4/20/11	2,320,509	2,319,589	920
Deutsche Bank AG	Danish Krone	DKK	814,000	SELL	1/24/11	144,017	145,920	(1,903)
Deutsche Bank AG	EU Euro	EUR	19,680,000	SELL	1/18/11	25,737,504	26,297,715	(560,211)
Deutsche Bank AG	Norwegian Krone	NOK	34,934,437	SELL	2/16/11	5,596,808	5,973,106	(376,298)
Deutsche Bank AG	Norwegian Krone	NOK	1,890,000	SELL	2/16/11	302,938	323,153	(20,215)
Deutsche Bank AG	Japanese Yen	JPY	9,700,000	SELL	4/20/11	120,094	119,623	471
Deutsche Bank AG	British Pound	GBP	165,000	SELL	2/14/11	266,252	257,160	9,092
Deutsche Bank AG	Swiss Franc	CHF	5,751,418	SELL	5/10/11	5,965,582	6,162,009	(196,427)

See Accompanying Notes to Financial Statements

107

ING FRANKLIN MUTUAL SHARES PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

Counterparty	Currency			Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Deutsche Bank AG	Japanese Yen	JPY	5,730,060	SELL	4/20/11	$70,000	$70,665	$(665)
Deutsche Bank AG	Japanese Yen	JPY	6,761,510	SELL	4/20/11	81,210	83,385	(2,175)
Deutsche Bank AG	Japanese Yen	JPY	3,359,853	SELL	4/20/11	40,600	41,435	(835)
Deutsche Bank AG	Norwegian Krone	NOK	1,500,000	SELL	2/16/11	253,610	256,471	(2,861)
Deutsche Bank AG	Japanese Yen	JPY	7,043,100	SELL	4/20/11	85,000	86,857	(1,857)
State Street Bank	EU Euro	EUR	19,044,348	SELL	1/18/11	24,209,175	25,448,314	(1,239,139)
State Street Bank	Danish Krone	DKK	500,000	SELL	1/24/11	85,024	89,631	(4,607)
State Street Bank	EU Euro	EUR	163,292	SELL	1/18/11	212,039	218,202	(6,163)
State Street Bank	Swiss Franc	CHF	3,598,577	SELL	5/10/11	3,731,416	3,855,478	(124,062)
State Street Bank	British Pound	GBP	23,020,542	SELL	2/14/11	37,161,141	35,878,500	1,282,641

								$(1,352,087)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2010 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$1,441,348

Total Asset Derivatives		$1,441,348

Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$3,086,077

Total Liability Derivatives		$3,086,077

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2010 was as follows:

Derivatives not accounted for as hedging instruments	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income Foreign currency related transactions*
Foreign exchange contracts	$7,771,711

Total	$7,771,711

Derivatives not accounted for as hedging instruments	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income Foreign currency related transactions*
Foreign exchange contracts	$(4,587,301)

Total	$(4,587,301)

*	Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

See Accompanying Notes to Financial Statements

108

ING JPMORGAN SMALL CAP CORE EQUITY PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2010

Shares			Value	Percent of Net Assets

COMMON STOCK: 90.9%
		Consumer Discretionary: 16.3%
110,380		Brinker International, Inc.	$2,304,734	0.5
74,170	@	Dick’s Sporting Goods, Inc.	2,781,375	0.7
152,831		Jarden Corp.	4,717,888	1.1
39,767		Morningstar, Inc.	2,110,832	0.5
123,230	@	Papa John’s International, Inc.	3,413,471	0.8
89,480	@	Penn National Gaming, Inc.	3,145,222	0.7
91,850		Pool Corp.	2,070,299	0.5
60,760		Williams-Sonoma, Inc.	2,168,524	0.5
		Other Securities	46,522,520	11.0
			69,234,865	16.3
		Consumer Staples: 2.5%
58,900	@	Hansen Natural Corp.	3,079,292	0.7
		Other Securities	7,442,669	1.8
			10,521,961	2.5
		Energy: 6.0%
94,183	@, L	Exterran Holdings, Inc.	2,255,683	0.5
120,450		Patterson-UTI Energy, Inc.	2,595,698	0.6
52,770		Tidewater, Inc.	2,841,137	0.7
		Other Securities	17,794,491	4.2
			25,487,009	6.0
		Financials: 16.2%
146,905		Calamos Asset Management, Inc.	2,056,670	0.5
160,442		First Financial Bancorp.	2,964,968	0.7
225,527	L	First Niagara Financial Group, Inc.	3,152,867	0.8
80,459		IBERIABANK Corp.	4,757,541	1.1
88,726		KBW, Inc.	2,477,230	0.6
169,690		OptionsXpress Holdings, Inc.	2,659,042	0.6
79,550	@	ProAssurance Corp.	4,820,730	1.1
256,363		Umpqua Holdings Corp.	3,122,501	0.7
		Other Securities	42,663,459	10.1
			68,675,008	16.2
		Health Care: 11.2%
51,520	@	Catalyst Health Solutions, Inc.	2,395,165	0.6
146,370	@	Coventry Health Care, Inc.	3,864,168	0.9

Shares			Value	Percent of Net Assets

COMMON STOCK: (continued)
		Health Care: (continued)
33,760	@, L	Idexx Laboratories, Inc.	$2,336,867	0.5
47,620	@	MWI Veterinary Supply, Inc.	3,007,203	0.7
95,870	@	Myriad Genetics, Inc.	2,189,671	0.5
131,030	@	PSS World Medical, Inc.	2,961,278	0.7
88,440	@	VCA Antech, Inc.	2,059,768	0.5
		Other Securities	28,760,928	6.8
			47,575,048	11.2
		Industrials: 15.6%
253,370	@	ACCO Brands Corp.	2,158,712	0.5
118,887		Herman Miller, Inc.	3,007,841	0.7
78,880		Kaydon Corp.	3,211,994	0.8
72,161	@	RBC Bearings, Inc.	2,820,052	0.7
52,700	S	Regal-Beloit Corp.	3,518,252	0.8
54,190	@	TransDigm Group, Inc.	3,902,222	0.9
147,620		Waste Connections, Inc.	4,063,979	1.0
		Other Securities	43,527,822	10.2
			66,210,874	15.6
		Information Technology: 12.8%
45,990	@	Anixter International, Inc.	2,746,983	0.6
75,988	@, S	JDA Software Group, Inc.	2,127,664	0.5
55,770	@	Micros Systems, Inc.	2,446,072	0.6
73,900	@, S, L	Skyworks Solutions, Inc.	2,115,757	0.5
62,220		Solera Holdings, Inc.	3,193,130	0.8
		Other Securities	41,843,668	9.8
			54,473,274	12.8
		Materials: 6.2%
71,460		Aptargroup, Inc.	3,399,352	0.8
85,150	@	Crown Holdings, Inc.	2,842,307	0.7
43,720		Scotts Miracle-Gro Co.	2,219,664	0.5
162,390		Silgan Holdings, Inc.	5,815,186	1.4
		Other Securities	12,086,878	2.8
			26,363,387	6.2
		Telecommunication Services: 1.5%
108,661		NTELOS Holdings Corp.	2,069,992	0.5
		Other Securities	4,532,395	1.0
			6,602,387	1.5

See Accompanying Notes to Financial Statements

109

ING JPMORGAN SMALL CAP CORE EQUITY PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

Shares			Value	Percent of Net Assets

COMMON STOCK: (continued)
		Utilities: 2.6%
51,820	L	Northwest Natural Gas Co.	$2,408,075	0.6
89,310		NorthWestern Corp.	2,574,807	0.6
		Other Securities	6,053,197	1.4
			11,036,079	2.6
		Total Common Stock (Cost $321,417,085)	386,179,892	90.9

REAL ESTATE INVESTMENT TRUSTS: 5.3%
		Financials: 5.3%
73,391		EastGroup Properties, Inc.	3,105,907	0.7
45,680		Mid-America Apartment Communities, Inc.	2,900,223	0.7
117,320	L	National Retail Properties, Inc.	3,108,980	0.7
		Other Securities	13,444,325	3.2

		Total Real Estate Investment Trusts (Cost $20,142,404)	22,559,435	5.3

Principal Amount			Value	Percent of Net Assets

U.S. TREASURY OBLIGATIONS: 0.1%
		U.S. Treasury Notes: 0.1%
		Other Securities	$602,460	0.1
		Total U.S. Treasury Obligations (Cost $602,460)	602,460	0.1
		Total Long-Term Investments (Cost $342,161,949)	409,341,787	96.3

Shares			Value	Percent of Net Assets

SHORT-TERM INVESTMENTS: 8.3%
		Mutual Funds: 2.8%
11,966,795		Blackrock Liquidity Funds TempFund Portfolio - Class I	$11,966,795	2.8
		Total Mutual Funds (Cost $11,966,795)	11,966,795	2.8

Shares			Value	Percent of Net Assets

SHORT-TERM INVESTMENTS: (continued)
		Securities Lending Collateralcc: 5.5%
22,254,978		BNY Mellon Overnight Government Fund(1)	$22,254,978	5.3
1,121,269	R	BNY Institutional Cash Reserves Fund, Series B(1)(2)	897,015	0.2

		Total Securities Lending Collateral (Cost $23,376,247)	23,151,993	5.5
		Total Short-Term Investments (Cost $35,343,042)	35,118,788	8.3

		Total Investments in Securities (Cost $377,504,991)*	$444,460,575	104.6
		Other Assets and Liabilities - Net	(19,450,732)	(4.6)

		Net Assets	$425,009,843	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2010.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

@	Non-income producing security
cc	Securities purchased with cash collateral for securities loaned.
(1)	Collateral received from brokers for securities lending was invested in these short-term investments.
(2)

On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Portfolio’s position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.

S	All or a portion of this security has been identified by the Fund to cover future collateral requirements for applicable futures, options, swaps, foreign currency contracts and/or when-issued or delayed-delivery securities.
R	Restricted security
L	Loaned security, a portion or all of the security is on loan at December 31, 2010.
*	Cost for federal income tax purposes is $384, 206,200.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$75,415,131
Gross Unrealized Depreciation	(15,160,756)

Net Unrealized Appreciation	$60,254,375

See Accompanying Notes to Financial Statements

110

ING JPMORGAN SMALL CAP CORE EQUITY PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2010 in valuing the Portfolio’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2010
Asset Table
Investments, at value
Common Stock*	$386,179,892	$—	$—	$386,179,892
Real Estate Investment Trusts	22,559,435	—	—	22,559,435
U.S. Treasury Obligations	—	602,460	—	602,460
Short-Term Investments	34,221,773	—	897,015	35,118,788

Total Investments, at value	$442,961,100	$602,460	$897,015	$444,460,575

Other Financial Instruments+:
Futures	51,717	—	—	51,717

Total Assets	$443,012,817	$602,460	$897,015	$444,512,292

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio’s assets and liabilities during the period ended December 31, 2010:

	Beginning Balance 12/31/2009	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 12/31/2010
Asset Table
Investments, at value
Short-Term Investments	$897,015	$—	$—	$—	$—	$—	$—	$—	$897,015

Total Investments, at value	$897,015	$—	$—	$—	$—	$—	$—	$—	$897,015

As of December 31, 2010, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $0.

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
+	Other Financial Instruments are derivatives not reflected in the Summary Portfolio of Investments and may include open forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at measurement date which represents the amount due to/from the Portfolio. Swaps and written options are reported at their market value at measurement date.
Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period. It is the policy of the Portfolio to recognize transfers at the end of the reporting period.
*	For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

ING JPMorgan Small Cap Core Equity Portfolio Open Futures Contracts on December 31, 2010:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation
Long Contracts
Russell 2000® Mini Index	74	03/18/11	$5,789,020	$51,717

			$5,789,020	$51,717

See Accompanying Notes to Financial Statements

111

ING JPMORGAN SMALL CAP CORE EQUITY PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2010 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets - Unrealized appreciation*	$51,717

Total Asset Derivatives		$51,717

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2010 was as follows:

Derivatives not accounted for as hedging instruments	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Futures
Equity contracts	$667,956

Total	$667,956

Derivatives not accounted for as hedging instruments	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Futures
Equity contracts	$(71,150)

Total	$(71,150)

See Accompanying Notes to Financial Statements

112

ING LARGE CAP GROWTH PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2010

Shares			Value	Percent of Net Assets

COMMON STOCK: 97.7%
		Consumer Discretionary: 15.0%
144,380	@	Bed Bath & Beyond, Inc.	$7,096,277	1.6
231,350	@	DIRECTV	9,237,806	2.1
195,540		Harley-Davidson, Inc.	6,779,372	1.5
111,460	@	Kohl’s Corp.	6,056,736	1.4
171,860		Marriott International, Inc.	7,139,064	1.6
108,690		McDonald’s Corp.	8,343,044	1.9
16,350	@	Priceline.com, Inc.	6,532,643	1.5
79,200		Ross Stores, Inc.	5,009,400	1.1
201,159		Wyndham Worldwide Corp.	6,026,724	1.4
		Other Securities	3,901,567	0.9
			66,122,633	15.0
		Consumer Staples: 9.6%
267,330		Coca-Cola Enterprises, Inc.	6,691,270	1.5
200,601		ConAgra Foods, Inc.	4,529,571	1.0
102,660		PepsiCo, Inc.	6,706,778	1.5
203,480		Philip Morris International, Inc.	11,909,684	2.7
142,890		Wal-Mart Stores, Inc.	7,706,058	1.8
		Other Securities	4,639,161	1.1
			42,182,522	9.6
		Energy: 10.7%
186,731		Arch Coal, Inc.	6,546,789	1.5
303,350		ExxonMobil Corp.	22,180,952	5.0
138,430		National Oilwell Varco, Inc.	9,309,418	2.1
47,330		Occidental Petroleum Corp.	4,643,073	1.1
115,700		Suncor Energy, Inc.	4,430,153	1.0
			47,110,385	10.7
		Financials: 5.2%
204,738		American Express Co.	8,787,355	2.0
124,520		JPMorgan Chase & Co.	5,282,138	1.2
76,370		Prudential Financial, Inc.	4,483,683	1.0
		Other Securities	4,365,841	1.0
			22,919,017	5.2
		Health Care: 10.2%
157,610		AmerisourceBergen Corp.	5,377,653	1.2
129,930		Covidien PLC	5,932,604	1.3
168,840	@	Gilead Sciences, Inc.	6,118,762	1.4
117,140	@	Hospira, Inc.	6,523,527	1.5

Shares			Value	Percent of Net Assets

COMMON STOCK: (continued)
		Health Care: (continued)
113,710	@	Medco Health Solutions, Inc.	$6,967,012	1.6
80,790	@	Waters Corp.	6,278,191	1.4
		Other Securities	7,694,642	1.8
			44,892,391	10.2
		Industrials: 10.9%
82,010		Caterpillar, Inc.	7,681,057	1.8
171,300		Danaher Corp.	8,080,221	1.8
121,610		Emerson Electric Co.	6,952,444	1.6
105,870		Roper Industries, Inc.	8,091,644	1.8
107,050		United Technologies Corp.	8,426,976	1.9
130,750	@	Verisk Analytics, Inc.	4,455,960	1.0
		Other Securities	4,134,883	1.0
			47,823,185	10.9
		Information Technology: 30.9%
86,020	@	Ansys, Inc.	4,479,061	1.0
76,420	@	Apple, Inc.	24,650,035	5.6
94,360	@	BMC Software, Inc.	4,448,130	1.0
136,610		Broadcom Corp.	5,949,366	1.4
658,950	@	Cisco Systems, Inc.	13,330,559	3.0
90,060	@	Citrix Systems, Inc.	6,161,005	1.4
24,845	@	Google, Inc. - Class A	14,757,185	3.4
114,900		KLA-Tencor Corp.	4,439,736	1.0
254,970	@	Marvell Technology Group Ltd.	4,729,694	1.1
572,180		Microsoft Corp.	15,975,260	3.6
128,390	@	NetApp, Inc.	7,056,314	1.6
425,987		Oracle Corp.	13,333,393	3.0
254,480		Qualcomm, Inc.	12,594,215	2.9
		Other Securities	4,013,510	0.9
			135,917,463	30.9
		Materials: 4.3%
147,210		EI Du Pont de Nemours & Co.	7,342,835	1.7
51,490		Freeport-McMoRan Copper & Gold, Inc.	6,183,434	1.4
82,830		Sigma-Aldrich Corp.	5,513,165	1.2
			19,039,434	4.3
		Telecommunication Services: 0.9%
		Other Securities	3,695,117	0.9
		Total Common Stock (Cost $373,449,418)	429,702,147	97.7

See Accompanying Notes to Financial Statements

113

ING LARGE CAP GROWTH PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

Shares		Value	Percent of Net Assets

EXCHANGE-TRADED FUNDS: 1.0%
	Exchange-Traded Funds: 1.0%
	Other Securities	4,397,568	1.0
	Total Exchange-Traded Funds (Cost $3,926,859)	4,397,568	1.0
	Total Long-Term Investments (Cost $377,376,277)	434,099,715	98.7

SHORT-TERM INVESTMENTS: 0.9%
	Mutual Funds: 0.9%
4,130,000	Blackrock Liquidity Funds TempFund Portfolio - Class I	4,130,000	0.9
	Total Short-Term Investments (Cost $4,130,000)	4,130,000	0.9

	Total Investments in Securities (Cost $381,506,277)*	$438,229,715	99.6
	Other Assets and Liabilities - Net	1,700,788	0.4

	Net Assets	$439,930,503	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2010.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

@	Non-income producing security
*	Cost for federal income tax purposes is $382,141,675.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$59,287,431
Gross Unrealized Depreciation	(3,199,391)

Net Unrealized Appreciation	$56,088,040

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2010 in valuing the Portfolio’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2010
Asset Table
Investments, at value
Common Stock*	$429,702,147	$—	$—	$429,702,147
Exchange-Traded Funds	4,397,568	—	—	4,397,568
Short-Term Investments	4,130,000	—	—	4,130,000

Total Investments, at value	$438,229,715	$—	$—	$438,229,715

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
*	For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

See Accompanying Notes to Financial Statements

114

ING LIMITED MATURITY BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2010

Principal Amount			Value	Percent of Net Assets

CORPORATE BONDS/NOTES: 49.8%
		Consumer Discretionary: 1.8%
		Other Securities	$4,550,471	1.8

		Consumer Staples: 3.1%
$991,000		Colgate-Palmolive Co., 4.200%, due 05/15/13	1,064,390	0.4
942,000		Diageo Capital PLC, 5.200%, due 01/30/13	1,016,362	0.4
1,040,000		Philip Morris International, Inc., 4.875%, due 05/16/13	1,126,487	0.4
988,000	S	Wal-Mart Stores, Inc., 0.750% - 1.500%, due 10/25/13 - 10/25/15	963,406	0.4
		Other Securities	3,626,292	1.5
			7,796,937	3.1
		Energy: 2.4%
1,013,000		Spectra Energy Capital LLC, 5.900%, due 09/15/13	1,115,049	0.5
		Other Securities	4,787,164	1.9
			5,902,213	2.4
		Financials: 30.3%
3,980,000	S	Ally Financial, Inc., 2.200%, due 12/19/12	4,095,535	1.6
885,000	#	ANZ National Int’l Ltd., 2.375%, due 12/21/12	899,084	0.4
5,107,000	S	Bank of America Corp., 2.100%, due 04/30/12	5,214,742	2.1
954,000	#	Bank of Tokyo-Mitsubishi UFJ Ltd., 2.600%, due 01/22/13	974,493	0.4
1,250,000	S	Barclays Bank PLC, 2.500%, due 01/23/13	1,270,928	0.5
1,050,000	S	BNP Paribas, 2.125%, due 12/21/12	1,067,436	0.4
667,000	#	BNP Paribas Home Loan Covered Bonds SA, 2.200%, due 11/02/15	639,523	0.3
1,241,000	S	BP Capital Markets PLC, 3.125% - 5.250%, due 03/10/12 - 11/07/13	1,307,888	0.5
624,000	#	BPCE S.A., 2.375%, due 10/04/13	622,546	0.3
817,000	#	Caisse Centrale Desjardins du Quebec, 1.700%, due 09/16/13	816,564	0.3
946,000	#	Canadian Imperial Bank of Commerce/Canada, 2.000%, due 02/04/13	963,403	0.4

Principal Amount			Value	Percent of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Financials: (continued)
$4,769,000	S	Citigroup, Inc., 2.125%, due 04/30/12	$4,867,356	3.2
1,400,000		Citigroup, Inc., 6.000%, due 12/13/13	1,530,865
1,428,000		Citigroup, Inc., 5.125% - 5.500%, due 04/11/13 - 05/05/14	1,518,618
1,200,000		Credit Suisse New York, 5.000%, due 05/15/13	1,292,262	0.5
2,275,000		General Electric Capital Corp., 2.200%, due 06/08/12	2,326,749	3.0
2,311,000		General Electric Capital Corp., 2.250%, due 03/12/12	2,360,596
1,200,000	S	General Electric Capital Corp., 2.800%, due 01/08/13	1,227,360
1,000,000		General Electric Capital Corp., 3.750%, due 11/14/14	1,034,645
400,000		General Electric Capital Corp., 4.750%, due 09/15/14	428,056
1,478,000	S	Goldman Sachs Group, Inc., 3.625% - 6.000%, due 08/01/12 - 05/01/14	1,573,360	0.6
1,250,000		Hartford Financial Services Group, Inc., 5.250%, due 10/15/11	1,287,109	0.5
1,153,000		HSBC Finance Corp., 4.750%, due 07/15/13	1,216,764	0.7
366,000		HSBC Finance Corp., 7.000%, due 05/15/12	392,827
1,171,000	L	JPMorgan Chase & Co., 1.650%, due 09/30/13	1,172,574	0.7
425,000		JPMorgan Chase & Co., 5.375%, due 10/01/12	456,221
498,000	#	MassMutual Global Funding II, 3.625%, due 07/16/12	516,297	0.2
1,625,000		Merrill Lynch & Co., Inc., 6.050%, due 08/15/12	1,721,376	0.7
650,000	#	Metropolitan Life Global Funding I, 2.500%, due 01/11/13	664,522	0.3
1,000,000		Morgan Stanley, 2.250%, due 03/13/12	1,020,096	1.1
982,000		Morgan Stanley, 5.750%, due 08/31/12	1,050,497

See Accompanying Notes to Financial Statements

115

ING LIMITED MATURITY BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

Principal Amount			Value	Percent of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Financials: (continued)
$565,000		Morgan Stanley, 5.300%, due 03/01/13	$602,383
1,246,000	#	National Australia Bank Ltd., 1.700%, due 12/10/13	1,236,108	0.5
586,000	#	Nordea Bank AB, 1.750%, due 10/04/13	583,496	0.2
85,516	#	Power Receivable Finance, LLC, 6.290%, due 01/01/12	85,584	0.0
381,000	#	Societe Generale, 2.200%, due 09/14/13	379,709	0.5
952,000	#	Societe Generale, 2.500%, due 01/15/14	951,720
2,374,000		State Street Corp., 2.150%, due 04/30/12	2,424,376	1.0
750,000	#	TIAA Global Markets, Inc., 5.125%, due 10/10/12	803,069	0.3
961,000		Toyota Motor Credit Corp., 1.375%, due 08/12/13	965,555	0.4
1,070,000	S	UBS AG/Stamford CT, 2.250%, due 08/12/13	1,079,810	0.4
1,110,000	S	US Bancorp, 1.125% - 2.000%, due 06/14/13 - 10/30/13	1,112,323	0.4
1,680,000	S	Wachovia Corp., 5.500%, due 05/01/13	1,829,176	0.7
		Other Securities	17,993,355	7.2
			75,576,956	30.3
		Health Care: 3.0%
980,000	S	Novartis Capital Corp., 1.900%, due 04/24/13	996,201	0.4
986,000	S	St. Jude Medical, Inc., 2.200%, due 09/15/13	1,002,264	0.4
1,213,000	S	Teva Pharmaceutical Finance III LLC, 1.500%, due 06/15/12	1,224,590	0.5
		Other Securities	4,261,458	1.7
			7,484,513	3.0
		Industrials: 0.9%
		Other Securities	2,098,471	0.9

		Information Technology: 1.7%
1,141,000		Oracle Corp., 3.750%, due 07/08/14	1,213,740	0.5
		Other Securities	3,087,540	1.2
			4,301,280	1.7

Principal Amount			Value	Percent of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Materials: 0.6%
		Other Securities	$1,359,736	0.6

		Telecommunication Services: 3.6%
$1,082,000		AT&T, Inc., 5.875%, due 08/15/12	1,166,206	0.5
940,000	S	BellSouth Corp., 4.750%, due 11/15/12	1,003,148	0.4
875,000		Cellco Partnership/ Verizon Wireless Capital, LLC, 7.375%, due 11/15/13	1,014,406	0.6
500,000		Cellco Partnership/ Verizon Wireless Capital, LLC, 5.550%, due 02/01/14	551,746
1,075,000		France Telecom S.A., 4.375%, due 07/08/14	1,149,545	0.5
943,000		Verizon Communications, Inc., 4.375%, due 06/01/13	1,008,660	0.7
656,000		Verizon Communications, Inc., 4.350%, due 02/15/13	697,949
		Other Securities	2,222,340	0.9
			8,814,000	3.6
		Utilities: 2.4%
500,000	#	EDP Finance BV, 5.375%, due 11/02/12	506,736	0.2
987,000		PSEG Power, LLC, 2.500%, due 04/15/13	1,007,448	0.4
901,000		Public Service Co. of Colorado, 7.875%, due 10/01/12	1,004,280	0.4
		Other Securities	3,469,848	1.4
			5,988,312	2.4
		Total Corporate Bonds/Notes (Cost $122,061,390)	123,872,889	49.8

U.S. GOVERNMENT AGENCY OBLIGATIONS: 8.0%
		Federal Home Loan Bank: 3.6%
5,245,000	L	1.375%, due 05/16/11	5,268,445	3.6
3,665,000	S	3.625%, due 07/01/11	3,727,690
			8,996,135	3.6

See Accompanying Notes to Financial Statements

116

ING LIMITED MATURITY BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

Principal Amount			Value	Percent of Net Assets

U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
		Federal Home Loan Mortgage Corporation##: 1.5%
$3,500,000		1.750%, due 06/15/12	$3,562,860	1.5
41,642	S	2.125% - 6.000%, due 04/01/13 - 01/01/17	42,659
			3,605,519	1.5
		Federal National Mortgage Association##: 2.9%
6,106,342	S	6.000%, due 05/15/11 - 09/01/17	6,252,726	2.9
938,594	S	2.141% - 7.500%, due 12/01/17 - 10/01/32	1,050,699
			7,303,425	2.9
		Government National Mortgage Association: 0.0%
		Other Securities	61,061	0.0
		Total U.S. Government Agency Obligations (Cost $19,639,362)	19,966,140	8.0

U.S. TREASURY OBLIGATIONS: 31.9%
		U.S. Treasury Notes: 31.9%
34,914,000		0.625%, due 12/31/12	34,938,545	31.9
25,373,000	L	0.750%, due 12/15/13	25,196,582
3,522,000	L	1.250%, due 08/31/15	3,425,973
6,459,000		2.125%, due 12/31/15	6,494,324
3,247,000	L	2.625%, due 11/15/20	3,063,343
6,343,000	S	3.875%, due 08/15/40	5,843,489
420,000	S	2.250%, due 11/30/17	408,483
				31.9
		Total U.S. Treasury Obligations (Cost $79,392,759)	79,370,739	31.9

ASSET-BACKED SECURITIES: 4.6%
		Automobile Asset-Backed Securities: 1.1%
1,050,000	S	CarMax Auto Owner Trust, 2.400% - 2.820%, due 12/15/14 - 04/15/15	1,081,258	0.4
1,110,000		Harley-Davidson Motorcycle Trust, 3.320%, due 02/15/17	1,147,156	0.5
		Other Securities	438,000	0.2
			2,666,414	1.1

Principal Amount			Value	Percent of Net Assets

ASSET-BACKED SECURITIES: (continued)
		Credit Card Asset-Backed Securities: 2.4%
$1,116,000		Capital One Multi-Asset Execution Trust, 0.550% - 5.750%, due 03/17/14 - 07/15/20	$1,153,930	0.5
1,474,000		Citibank Credit Card Issuance Trust, 5.700%, due 05/15/13	1,505,285	1.6
1,033,000		Citibank Credit Card Issuance Trust, 6.950%, due 02/18/14	1,088,092
1,339,000		Citibank Credit Card Issuance Trust, 0.670% - 6.300%, due 07/15/13 - 07/15/14	1,372,495
135,000	#	MBNA Master Credit Card Trust, 7.100%, due 09/15/13	137,158	0.0
		Other Securities	824,545	0.3
			6,081,505	2.4
		Other Asset-Backed Securities: 1.1%
595,616	#	Atrium CDO Corp., 0.622%, due 10/27/16	562,858	0.2
427,554	#	Callidus Debt Partners Fund Ltd., 0.786%, due 05/15/15	412,590	0.2
479,126	#	Carlyle High Yield Partners, 0.656%, due 08/11/16	448,784	0.2
412,467	#	First CLO Ltd., 0.638%, due 07/27/16	402,774	0.2
569,786	#	GSC Partners CDO Fund Ltd., 0.664%, due 11/20/16	545,570	0.2
		Other Securities	263,900	0.1
			2,636,476	1.1
		Total Asset-Backed Securities (Cost $11,339,550)	11,384,395	4.6

COLLATERALIZED MORTGAGE OBLIGATIONS: 2.3%
1,168,336		Bear Stearns Commercial Mortgage Securities, 7.000%, due 05/20/30	1,217,556	0.5
91,764		Bear Stearns Commercial Mortgage Securities, 5.270%, due 12/11/40	91,875
964,074		Greenwich Capital Commercial Funding Corp., 5.381%, due 03/10/39	990,730	0.4

See Accompanying Notes to Financial Statements

117

ING LIMITED MATURITY BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

Principal Amount		Value	Percent of Net Assets

COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
$361,755	JPMorgan Chase Commercial Mortgage Securities Corp., 4.625%, due 03/15/46	$367,077	0.1
2,430,796	NCUA Guaranteed Notes, 1.600%, due 10/29/20	2,383,740	1.0
	Other Securities	689,883	0.3
	Total Collateralized Mortgage Obligations (Cost $5,754,810)	5,740,861	2.3

Shares		Value	Percent of Net Assets

COMMON STOCK: 0.0%
	Utilities: 0.0%
	Other Securities	$157	0.0
	Total Common Stock (Cost $—)	157	0.0
	Total Long-Term Investments (Cost $238,187,871)	240,335,181	96.6

SHORT-TERM INVESTMENTS: 18.4%
	Mutual Funds: 4.9%
12,075,000	Blackrock Liquidity Funds TempFund Portfolio - Class I	12,075,000	4.9
	Total Mutual Funds (Cost $12,075,000)	12,075,000	4.9

	Securities Lending Collateralcc: 13.5%
32,960,289	BNY Mellon Overnight Government Fund(1)	32,960,289	13.2

Shares			Value	Percent of Net Assets

SHORT-TERM INVESTMENTS: (continued)
		Securities Lending Collateralcc: (continued)
848,027	R	BNY Institutional Cash Reserves Fund, Series B(1)(2)	$678,421	0.3
		Total Securities Lending Collateral (Cost $33,808,316)	33,638,710	13.5
		Total Short-Term Investments (Cost $45,883,316)	45,713,710	18.4

		Total Investments in Securities (Cost $284,071,187)*	$286,048,891	115.0
		Other Assets and Liabilities - Net	(37,404,435)	(15.0)

		Net Assets	$248,644,456	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2010.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, these securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.
cc	Securities purchased with cash collateral for securities loaned.
(1)	Collateral received from brokers for securities lending was invested in these short-term investments.
(2)

On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Portfolio’s position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.

##	On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship and the U.S. Treasury guaranteed the debt issued by those organizations.
S	All or a portion of this security has been identified by the Fund to cover future collateral requirements for applicable futures, options, swaps, foreign currency contracts and/or when-issued or delayed-delivery securities.
R	Restricted security
L	Loaned security, a portion or all of the security is on loan at December 31, 2010.

See Accompanying Notes to Financial Statements

118

ING LIMITED MATURITY BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

*	Cost for federal income tax purposes is $284,175,307.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$2,919,983
Gross Unrealized Depreciation	(1,046,399)

Net Unrealized Appreciation	$1,873,584

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2010 in valuing the Portfolio’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2010
Asset Table
Investments, at value
Common Stock*	$157	$—	$—	$157
Corporate Bonds/Notes	—	123,872,889	—	123,872,889
U.S. Government Agency Obligations	—	19,966,140	—	19,966,140
U.S. Treasury Obligations	—	79,370,739	—	79,370,739
Asset-Backed Securities	—	9,460,603	1,923,792	11,384,395
Collateralized Mortgage Obligations	—	5,740,861	—	5,740,861
Short-Term Investments	45,035,289	—	678,421	45,713,710

Total Investments, at value	$45,035,446	$238,411,232	$2,602,213	$286,048,891

Other Financial Instruments+:
Futures	752,101	—	—	752,101
Swaps, at fair value	—	6,823	—	6,823

Total Assets	$45,787,547	$238,418,055	$2,602,213	$286,807,815

Liabilities Table
Other Financial Instruments+:
Futures	(289,193)	—	—	(289,193)
Swaps, at fair value	—	(160,862)	—	(160,862)

Total Liabilities	$(289,193)	$(160,862)	$—	$(450,055)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio’s assets and liabilities during the period ended December 31, 2010:

	Beginning Balance 12/31/2009	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 12/31/2010
Asset Table
Investments, at value
Corporate Bonds/Notes	$1,296,958	$—	$(1,082,060)	$(3)	$—	$2,705	$—	$(217,600)	$—
Asset-Backed Securities	—	2,108,847	(222,363)	5,502	13,513	18,293	—	—	1,923,792
Short-Term Investments	678,421	—	—	—	—	—	—	—	678,421

Total Investments, at value	$1,975,379	$2,108,847	$(1,304,423)	$5,499	$13,513	$20,998	$—	$(217,600)	$2,602,213

As of December 31, 2010, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $18,293.

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
+

Other Financial Instruments are derivatives not reflected in the Summary Portfolio of Investments and may include open forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized

See Accompanying Notes to Financial Statements

119

ING LIMITED MATURITY BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

gain/loss at measurement date which represents the amount due to/from the Portfolio. Swaps and written options are reported at their market value at measurement date.
Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period. It is the policy of the Portfolio to recognize transfers at the end of the reporting period.
*	For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

ING Limited Maturity Bond Portfolio Open Futures Contracts on December 31, 2010:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
U.S. Treasury 2-Year Note	198	03/31/11	$43,343,439	$(25,243)
U.S. Treasury 10-Year Note	80	03/22/11	9,635,000	(263,950)

			$52,978,439	$(289,193)

Short Contracts
U.S. Treasury 5-Year Note	207	03/31/11	$24,367,781	$373,053
U.S. Treasury Long Bond	87	03/22/11	10,624,875	379,048

			$34,992,656	$752,101

ING Limited Maturity Bond Portfolio Credit Default Swap Agreements Outstanding on December 31, 2010:

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (1)

Counterparty	Reference Entity/ Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate (%)	Termination Date	Implied Credit Spread at 12/31/10 (%)(2)		Notional Amount(3)	Fair Value(4)	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	General Electric Capital Corp. 5.625%, 09/15/17	Sell	1.000	06/20/11	0.520	USD	3,000,000	$6,823	$(12,491)	$19,314

								$6,823	$(12,491)	$19,314

(1)

If the Portfolio is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will generally either 1.) Pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or 2.) Pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues are disclosed in each Portfolio’s Portfolio of Investment and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-backed securities or credit indices, the quoted fair prices and resulting fair values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing fair values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)	The maximum amount of future payments (undiscounted) that a Portfolio as a seller of protection could be required to make would be an amount equal to the notional amount of the agreement.
(4)

The fair values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Increasing fair values, in absolute terms, when compared to the notional amount of the agreement, represent a deterioration of the referenced obligation’s credit soundness and a greater likelihood or risk of default or other credit event occurring.

See Accompanying Notes to Financial Statements

120

ING LIMITED MATURITY BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

ING Limited Maturity Bond Portfolio Interest Rate Swap Agreements Outstanding on December 31, 2010:

	Termination Date		Notional Amount	Fair Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Receive a floating rate based on 3-month USD-LIBOR-BBA and pay a fixed rate equal to 3.478% Counterparty: Citigroup, Inc.	05/11/20	USD	9,233,000	$(160,862)	$—	$(160,862)

				$(160,862)	$—	$(160,862)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2010 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Interest rate contracts	Net Assets - Unrealized appreciation*	$752,101
Credit contracts	Swaps, at fair value	6,823

Total Asset Derivatives		$758,924

Liability Derivatives
Interest rate contracts	Net Assets - Unrealized depreciation*	$289,193
Interest rate contracts	Swaps, at fair value	160,862

Total Liability Derivatives		$450,055

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2010 was as follows:

Derivatives not accounted for as hedging instruments	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
	Futures	Swaps	Total
Credit contracts	$—	$166,180	$166,180
Interest rate contracts	(840,984)	(183,255)	(1,024,239)

Total	$(840,984)	$(17,075)	$(858,059)

Derivatives not accounted for as hedging instruments	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
	Futures	Swaps	Total
Credit contracts	$—	$(185,499)	$(185,499)
Interest rate contracts	(31,554)	(160,862)	(192,416)

Total	$(31,554)	$(346,361)	$(377,915)

See Accompanying Notes to Financial Statements

121

ING LORD ABBETT GROWTH AND INCOME PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2010

Shares			Value	Percent of Net Assets

COMMON STOCK: 99.0%
		Consumer Discretionary: 12.2%
36,100		Carnival Corp.	$1,664,571	1.1
141,300		Comcast Corp. - Class A	3,104,361	2.0
170,600	@, L	Ford Motor Co.	2,864,374	1.8
97,031	@	HSN, Inc.	2,973,030	1.9
35,200	@	Hyatt Hotels Corp.	1,610,752	1.0
47,627	L	Marriott International, Inc.	1,978,426	1.3
		Other Securities	4,782,160	3.1
			18,977,674	12.2
		Consumer Staples: 5.0%
67,100		Archer-Daniels-Midland Co.	2,018,368	1.3
29,400	@	Bunge Ltd.	1,926,288	1.2
76,165		Kroger Co.	1,703,049	1.1
		Other Securities	2,109,642	1.4
			7,757,347	5.0
		Energy: 16.6%
44,700		Anadarko Petroleum Corp.	3,404,352	2.2
60,900		Chevron Corp.	5,557,125	3.6
102,200	L	El Paso Corp.	1,406,272	0.9
61,055		ExxonMobil Corp.	4,464,342	2.9
35,600		Halliburton Co.	1,453,548	0.9
20,600		Hess Corp.	1,576,724	1.0
43,050		Schlumberger Ltd.	3,594,675	2.3
		Other Securities	4,349,596	2.8
			25,806,634	16.6
		Financials: 24.2%
149,987		Bank of America Corp.	2,000,827	1.3
16,700	@, L	Berkshire Hathaway, Inc.	1,337,837	0.9
95,200		Charles Schwab Corp.	1,628,872	1.1
638,600	@	Citigroup, Inc.	3,020,578	1.9
24,000		Goldman Sachs Group, Inc.	4,035,840	2.6
125,297		JPMorgan Chase & Co.	5,315,099	3.4
178,100		Keycorp	1,576,185	1.0
34,750		Metlife, Inc.	1,544,290	1.0
31,400		PNC Financial Services Group, Inc.	1,906,608	1.2
70,800		State Street Corp.	3,280,872	2.1
56,268		SunTrust Bank	1,660,469	1.1
198,600		Wells Fargo & Co.	6,154,612	4.0
		Other Securities	4,022,524	2.6
			37,484,613	24.2

Shares			Value	Percent of Net Assets

COMMON STOCK: (continued)
		Health Care: 13.0%
29,500		Abbott Laboratories	$1,413,345	0.9
46,900	@	Amgen, Inc.	2,574,810	1.7
40,300		Teva Pharmaceutical Industries Ltd. ADR	2,100,839	1.4
23,500	@	Thermo Fisher Scientific, Inc.	1,300,960	0.8
91,900		UnitedHealth Group, Inc.	3,318,509	2.1
		Other Securities	9,511,551	6.1
			20,220,014	13.0
		Industrials: 9.3%
20,800		Caterpillar, Inc.	1,948,128	1.2
157,657	@	Delta Airlines, Inc.	1,986,478	1.3
26,945	L	Eaton Corp.	2,735,187	1.8
26,100		Emerson Electric Co.	1,492,137	1.0
219,826	@, L	Hertz Global Holdings, Inc.	3,185,279	2.0
		Other Securities	3,089,266	2.0
			14,436,475	9.3
		Information Technology: 5.0%
57,700	@	EMC Corp.	1,321,330	0.9
84,400		Intel Corp.	1,774,932	1.1
54,500		Oracle Corp.	1,705,850	1.1
		Other Securities	2,880,358	1.9
			7,682,470	5.0
		Materials: 9.2%
52,900		Barrick Gold Corp.	2,813,222	1.8
18,100		Cliffs Natural Resources, Inc.	1,411,981	0.9
49,200		Dow Chemical Co.	1,679,688	1.1
76,000		International Paper Co.	2,070,240	1.3
30,200	L	Mosaic Co.	2,306,072	1.5
35,600		Newmont Mining Corp.	2,186,908	1.4
		Other Securities	1,809,427	1.2
			14,277,538	9.2
		Telecommunication Services: 2.8%
81,980		AT&T, Inc.	2,408,572	1.5
54,500		Verizon Communications, Inc.	1,950,010	1.3
			4,358,582	2.8

See Accompanying Notes to Financial Statements

122

ING LORD ABBETT GROWTH AND INCOME PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

Shares			Value	Percent of Net Assets

COMMON STOCK: (continued)
		Utilities: 1.7%
31,200		Pacific Gas & Electric Co.	$1,492,608	1.0
		Other Securities	1,150,844	0.7
			2,643,452	1.7
		Total Common Stock (Cost $122,667,232)	153,644,799	99.0

SHORT-TERM INVESTMENTS: 9.6%
		Securities Lending Collateralcc: 9.6%
14,833,578		BNY Mellon Overnight Government Fund(1)	14,833,578	9.5
139,950	R	BNY Institutional Cash Reserves Fund, Series B(1)(2)	111,960	0.1
		Total Short-Term Investments (Cost $14,973,528)	14,945,538	9.6

		Total Investments in Securities (Cost $137,640,760)*	$168,590,337	108.6
		Other Assets and Liabilities - Net	(13,353,108)	(8.6)

		Net Assets	$155,237,229	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2010.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

@	Non-income producing security
ADR	American Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
(1)	Collateral received from brokers for securities lending was invested in these short-term investments.
(2)

On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Portfolio’s position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.

R	Restricted security
L	Loaned security, a portion or all of the security is on loan at December 31, 2010.
*	Cost for federal income tax purposes is $140,435,497.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$31,976,436
Gross Unrealized Depreciation	(3,821,596)

Net Unrealized Appreciation	$28,154,840

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2010 in valuing the Portfolio’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2010
Asset Table
Investments, at value
Common Stock*	$153,644,799	$—	$—	$153,644,799
Short-Term Investments	14,833,578	—	111,960	14,945,538

Total Investments, at value	$168,478,377	$—	$111,960	$168,590,337

See Accompanying Notes to Financial Statements

123

ING LORD ABBETT GROWTH AND INCOME PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio’s assets and liabilities during the period ended December 31, 2010:

	Beginning Balance 12/31/2009	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 12/31/2010
Asset Table
Investments, at value
Short-Term Investments	$111,960	$—	$—	$—	$—	$—	$—	$—	$111,960

Total Investments, at value	$111,960	$—	$—	$—	$—	$—	$—	$—	$111,960

As of December 31, 2010, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $0.

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period. It is the policy of the Portfolio to recognize transfers at the end of the reporting period.
*	For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

See Accompanying Notes to Financial Statements

124

ING PIMCO HIGH YIELD PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2010

Principal Amount			Value	Percent of Net Assets

CORPORATE BONDS/NOTES: 90.1%
		Consumer Discretionary: 13.9%
$2,325,000	#	Affinion Group, Inc., 7.875%, due 12/15/18	$2,278,500	0.2
1,500,000	#, S	Allison Transmission, Inc., 11.000%, due 11/01/15	1,642,500	0.2
600,000	#	American Achievement Corp., 10.875%, due 04/15/16	616,500	0.1
750,000	#, S	American Tire Distributors, Inc., 9.750%, due 06/01/17	813,750	0.1
4,500,000	S, L	Caesars Entertainment Operating Co., Inc., 10.000%-11.250%, due 06/01/17-12/15/18	4,606,875	0.5
4,250,000	S	Clear Channel Worldwide Holdings, Inc., 9.250%, due 12/15/17	4,663,750	0.5
2,000,000	#, S	Cooper-Standard Automotive, Inc., 8.500%, due 05/01/18	2,130,000	0.2
4,550,000	S	CSC Holdings, Inc., 8.625%, due 02/15/19	5,164,250	1.4
6,750,000	S	CSC Holdings, Inc., 7.625%-8.500%, due 06/15/15-07/15/18	7,440,000
7,150,000	S	DISH DBS Corp., 7.125%, due 02/01/16	7,418,125	1.2
3,900,000	S	DISH DBS Corp., 6.625%-7.875%, due 10/01/14-09/01/19	4,080,000
2,300,000	#	Dunkin Finance Corp., 9.625%, due 12/01/18	2,334,500	0.3
2,000,000	#, S	Entravision Communications Corp., 8.750%, due 08/01/17	2,120,000	0.2

Principal Amount			Value	Percent of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Consumer Discretionary: (continued)
$1,406,079		Ford Motor Co., 3.020%-3.040%, due 11/29/13	$1,402,364	0.2
806,853		Harrah’s Operating Co., Inc., 3.290%, due 01/28/15	730,643	0.1
750,000	#, S	Inergy L.P./Inergy Finance Corp., 7.000%, due 10/01/18	759,375	0.1
750,000	#, S	inVentiv Health, Inc., 10.000%, due 08/15/18	753,750	0.1
300,000	#, L	Marina District Finance Co., Inc., 9.500%, due 10/15/15	296,250	0.1
750,000	#, L, S	Marina District Finance Co., Inc., 9.875%, due 08/15/18	742,500
1,000,000	#, S	McJunkin Red Man Corp., 9.500%, due 12/15/16	950,000	0.1
500,000	#, S	MGM Resorts International, 9.000%, due 03/15/20	552,500	0.7
2,000,000	#, L	MGM Resorts International, 10.000%, due 11/01/16	2,060,000
3,675,000	S	MGM Resorts International, 10.375%-11.125%, due 05/15/14-11/15/17	4,192,375
1,750,000	#, S	Michaels Stores, Inc., 7.750%, due 11/01/18	1,754,375	0.2
3,000,000	#, S	Nielsen Finance LLC/Nielsen Finance Co., 7.750%, due 10/15/18	3,120,000	0.6
2,000,000	S	Nielsen Finance LLC/Nielsen Finance Co., 11.500%, due 05/01/16	2,320,000

See Accompanying Notes to Financial Statements

125

ING PIMCO HIGH YIELD PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

Principal Amount			Value	Percent of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Consumer Discretionary: (continued)
$1,250,000	#	Petco Animal Supplies, Inc., 9.250%, due 12/01/18	$1,323,438	0.1
1,150,000	#	Prestige Brands, Inc., 8.250%, due 04/01/18	1,196,000	0.1
5,975,000	S	Quebecor Media, Inc., 7.750%, due 03/15/16	6,199,063	0.7
700,000	#, S	QVC, Inc., 7.125%, due 04/15/17	736,750	0.4
1,500,000	#, S	QVC, Inc., 7.375%, due 10/15/20	1,578,750
1,500,000	#, S	QVC, Inc., 7.500%, due 10/01/19	1,586,250
1,250,000	#	Rent-A-Center, Inc., 6.625%, due 11/15/20	1,250,000	0.1
1,000,000	#, S	Roadhouse Financing, Inc., 10.750%, due 10/15/17	1,085,000	0.1
750,000	#, S	Scientific Games Corp., 8.125%, due 09/15/18	759,375	0.1
425,000	#	Seminole Indian Tribe of Florida, 7.750%, due 10/01/17	440,938	0.0
675,000	#	Seneca Gaming Corp., 8.250%, due 12/01/18	680,063	0.1
750,000	#, S	Tenneco, Inc., 7.750%, due 08/15/18	798,750	0.2
550,000	S	Tenneco, Inc., 8.125%, due 11/15/15	585,750
50,000	#, S	TRW Automotive, Inc., 7.000%, due 03/15/14	53,750	0.6
4,780,000	#, S	TRW Automotive, Inc., 7.250%, due 03/15/17	5,174,350

Principal Amount			Value	Percent of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Consumer Discretionary: (continued)
$2,000,000	#, S	Univision Communications, Inc., 7.875%, due 11/01/20	$2,110,000	0.2
2,000,000	#, S	Visant Corp., 10.000%, due 10/01/17	2,130,000	0.2
		Other Securities	35,826,720	3.9
			128,457,829	13.9
		Consumer Staples: 3.1%
1,500,000	#	Bumble Bee Acquisition Corp., 9.000%, due 12/15/17	1,567,500	0.2
750,000	#	Darling International, Inc., 8.500%, due 12/15/18	785,625	0.1
1,500,000	#	Hertz Corp., 7.375%, due 01/15/21	1,522,500	0.2
1,050,000	#, S	Live Nation Entertainment, Inc., 8.125%, due 05/15/18	1,068,375	0.1
2,500,000	#, S	Michael Foods, Inc., 9.750%, due 07/15/18	2,743,750	0.3
2,000,000	#, S	NBTY, Inc., 9.000%, due 10/01/18	2,145,000	0.2
1,250,000	#	Pilgrim’s Pride Corp., 7.875%, due 12/15/18	1,250,000	0.1
750,000	#	Simmons Foods, Inc., 10.500%, due 11/01/17	804,375	0.1
2,000,000	#, S	Spectrum Brands Holdings, Inc., 9.500%, due 06/15/18	2,200,000	0.2
		Other Securities	14,792,250	1.6
			28,879,375	3.1
		Energy: 9.3%
4,275,000	S	Chesapeake Energy Corp., 9.500%, due 02/15/15	4,841,438	0.9

See Accompanying Notes to Financial Statements

126

ING PIMCO HIGH YIELD PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

Principal Amount			Value	Percent of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Energy: (continued)
$4,175,000	S	Chesapeake Energy Corp., 2.250%-7.250%, due 12/15/18-12/15/38	$3,740,438
276,000	#, S	Coffeyville Resources LLC/Coffeyville Finance, Inc., 9.000%, due 04/01/15	296,700	0.0
3,000,000	#, S	Consol Energy, Inc., 8.000%, due 04/01/17	3,210,000	0.6
1,750,000	#, S	Consol Energy, Inc., 8.250%, due 04/01/20	1,898,750
1,500,000	#, S	Continental Resources, Inc., 7.125%, due 04/01/21	1,582,500	0.2
325,000	S	Continental Resources, Inc., 7.375%-8.250%, due 10/01/19-10/01/20	348,625
4,500,000	S	Enterprise Products Operating L.P., 8.375%, due 08/01/66	4,837,262	0.6
300,000	S	Enterprise Products Operating L.P., 7.034%, due 01/15/68	311,680
1,250,000	#	Expro Finance Luxembourg SCA, 8.500%, due 12/15/16	1,200,000	0.1
600,000	#	Frac Tech Services LLC / Frac Tech Finance, Inc., 7.125%, due 11/15/18	610,500	0.1
1,000,000	#, S	Harvest Operations Corp., 6.875%, due 10/01/17	1,035,000	0.1

Principal Amount			Value	Percent of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Energy: (continued)
$6,725,000	S	Kinder Morgan Finance Co. ULC, 5.700%, due 01/05/16	$6,842,688	0.7
500,000	#, S	Linn Energy LLC/Linn Energy Finance Corp., 7.750%, due 02/01/21	515,000	0.3
2,050,000	#, S	Linn Energy LLC/Linn Energy Finance Corp., 8.625%, due 04/15/20	2,219,125
4,150,000	S	Newfield Exploration Co., 6.625%-7.125%, due 04/15/16-02/01/20	4,367,375	0.5
2,000,000	#, S	NFR Energy LLC/NFR Energy Finance Corp., 9.750%, due 02/15/17	1,985,000	0.2
750,000	#	Precision Drilling Corp., 6.625%, due 11/15/20	765,000	0.1
4,300,000	&, S	SandRidge Energy, Inc., 8.625%, due 04/01/15	4,423,625	0.5
4,000,000	S	Sonat, Inc., 7.000%, due 02/01/18	4,211,672	0.5
1,250,000	#, S	Targa Resources Partners L.P./Targa Resources Partners Finance Corp., 7.875%, due 10/15/18	1,318,750	0.1
450,000	#, S	Thermon Industries, Inc., 9.500%, due 05/01/17	481,500	0.0
		Other Securities(a)	34,926,369	3.8
			85,968,997	9.3
		Financials: 21.6%
1,500,000	#, S	Ally Financial, Inc., 7.500%, due 09/15/20	1,580,625	1.4
4,000,000	S	Ally Financial, Inc., 8.000%, due 11/01/31	4,289,976
7,000,000	S	Ally Financial, Inc., 6.625%-8.300%, due 05/15/12-02/12/15	7,547,500

See Accompanying Notes to Financial Statements

127

ING PIMCO HIGH YIELD PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

Principal Amount				Value	Percent of Net Assets

	CORPORATE BONDS/NOTES: (continued)
			Financials: (continued)
	$4,000,000	S	American International Group, Inc., 8.175%, due 05/15/58	$4,289,236	1.8
	5,725,000	S	American International Group, Inc., 8.250%, due 08/15/18	6,614,665
GBP	1,000,000	L	American International Group, Inc., 8.625%, due 05/22/38	1,543,499
	$4,325,000	S	American International Group, Inc., 0.399%-5.850%, due 10/18/11-01/16/18	4,448,126
	450,000	#, S	Barclays Bank PLC, 7.434%, due 09/29/49	444,375	0.5
GBP	2,000,000		Barclays Bank PLC, 14.000%, due 11/29/49	3,757,406
	$1,250,000	#, S	Brickman Group Holdings, Inc., 9.125%, due 11/01/18	1,271,875	0.1
	1,000,000	#, S	Celanese US Holdings LLC, 6.625%, due 10/15/18	1,035,000	0.1
	6,249,632	S	CIT Group, Inc., 7.000%, due 05/01/15	6,280,880	2.1
	5,000,387	S	CIT Group, Inc., 7.000%, due 05/01/16	5,031,639
	7,685,231	S	CIT Group, Inc., 6.250%-7.000%, due 05/01/13-05/01/17	7,778,439
EUR	1,750,000	#	Conti-Gummi Finance B.V., 7.125%, due 10/15/18	2,399,927	0.4
EUR	500,000	#	Conti-Gummi Finance B.V., 7.500%, due 09/15/17	696,043
EUR	375,000	#	Conti-Gummi Finance B.V., 8.500%, due 07/15/15	547,469

Principal Amount			Value	Percent of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Financials: (continued)
$4,000,000	#, S	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands, 11.000%, due 12/29/49	$5,185,212	0.6
2,525,000	#, S	El Paso Performance-Linked Trust, 7.750%, due 07/15/11	2,597,412	0.3
1,196,000	#, S	Fibria Overseas Finance Ltd., 7.500%, due 05/04/20	1,261,780	0.1
4,475,000	S	Ford Motor Credit Co., LLC, 8.000%, due 06/01/14	4,933,831	3.4
9,325,000	S	Ford Motor Credit Co., LLC, 8.000%, due 12/15/16	10,432,763
14,907,930	S	Ford Motor Credit Co., LLC, 3.020%-12.000%, due 08/10/11-01/15/20	15,912,977
1,375,000	#, S	Fresenius US Finance II, Inc., 9.000%, due 07/15/15	1,581,250	0.2
1,250,000	#	Hexion US Finance Corp./Hexion Nova Scotia Finance ULC, 9.000%, due 11/15/20	1,325,000	0.1
2,500,000	#, S	Host Hotels & Resorts, Inc., 6.000%, due 11/01/20	2,475,000	0.3
1,250,000	#, S	International Lease Finance Corp., 6.750%, due 09/01/16	1,340,625	1.3
2,250,000	#, S	International Lease Finance Corp., 7.125%, due 09/01/18	2,401,875
2,000,000	#, S	International Lease Finance Corp., 8.625%, due 09/15/15	2,155,000
2,300,000	#, S	International Lease Finance Corp., 8.750%, due 03/15/17	2,472,500

See Accompanying Notes to Financial Statements

128

ING PIMCO HIGH YIELD PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

Principal Amount				Value	Percent of Net Assets

	CORPORATE BONDS/NOTES: (continued)
			Financials: (continued)
	$3,200,000	S	International Lease Finance Corp., 5.450%-8.250%, due 03/24/11-12/15/20	$3,268,375
EUR	1,150,000		LBG Capital No.1 PLC, 6.439%, due 05/23/20	1,244,772	0.6
GBP	550,000		LBG Capital No.1 PLC, 7.869%, due 08/25/20	754,599
	$500,000	#	LBG Capital No.1 PLC, 8.000%, due 12/29/49	440,000
	3,350,000	L	LBG Capital No.1 PLC, 7.875%, due 11/01/20	3,065,250
	3,050,000	#, S	LBI Escrow Corp., 8.000%, due 11/01/17	3,381,688	0.4
	499,200	#, ±	Lehman Brothers Holdings, Inc., 8.160%, due 05/30/09	64,305	0.0
	2,000,000	#, S	Metlife Capital Trust IV, 7.875%, due 12/15/37	2,125,000	0.2
	2,800,000	#, S	NSG Holdings, LLC, 7.750%, due 12/15/25	2,618,000	0.3
	1,250,000	#, S	OXEA Finance, 9.500%, due 07/15/17	1,360,938	0.3
	1,000,000		OXEA Finance, 9.625%, due 07/15/17	1,489,984
	500,000	#, S	PHH Corp., 9.250%, due 03/01/16	530,000	0.1
	2,250,000	#, S	Pinafore LLC/Pinafore, Inc., 9.000%, due 10/01/18	2,441,250	0.3
	5,000,000		Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp., 8.250%, due 09/01/17	5,137,500	0.6

Principal Amount				Value	Percent of Net Assets

	CORPORATE BONDS/NOTES: (continued)
			Financials: (continued)
	$2,000,000	#, S	Reynolds Group DL Escrow, Inc./Reynolds Group Escrow LLC, 7.750%, due 10/15/16	$2,125,000	1.2
	2,500,000	#, S	Reynolds Group Issuer, Inc., 7.125%, due 04/15/19	2,556,250
	1,500,000	#, S	Reynolds Group Issuer, Inc., 9.000%, due 04/15/19	1,561,875
EUR	1,000,000		Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC/Reynolds Group Issuer Lu, 8.000%, due 12/15/16	1,344,661
	$3,700,000	#, S	Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu, 8.500%, due 05/15/18	3,737,000
	1,750,000	#, S	Royal Bank of Scotland Group PLC, 6.990%, due 10/29/49	1,356,250	0.4
	3,100,000	S	Royal Bank of Scotland Group PLC, 7.640%, due 03/31/49	2,077,000
EUR	500,000		SLM Corp., 1.300%, due 11/15/11	644,351	0.6
	$5,200,000	S	SLM Corp., 0.518%-8.450%, due 10/25/11-03/25/20	5,272,730
	375,000	#, S	Societe Generale, 5.922%, due 12/31/49	331,631	0.0
	93,201		TXU Bank, 3.764%, due 10/10/14	71,890	0.0
EUR	1,500,000	#	UPCB Finance Ltd., 7.625%, due 01/15/20	2,114,709	0.2
	$1,000,000	#	Viking Acquisition, Inc., 9.250%, due 11/01/18	997,500	0.1

See Accompanying Notes to Financial Statements

129

ING PIMCO HIGH YIELD PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

Principal Amount				Value	Percent of Net Assets

	CORPORATE BONDS/NOTES: (continued)
			Financials: (continued)
	$925,000	S	Wells Fargo & Company, 7.980%, due 02/28/49	$980,500	0.1
EUR	950,000	#	Ziggo Finance BV, 6.125%, due 11/15/17	1,263,146	0.1
			Other Securities(a)	31,666,910	3.4
				199,654,969	21.6
			Health Care: 9.6%
	$1,800,000	#, S	Alere, Inc., 8.625%, due 10/01/18	1,831,500	0.2
	450,000	#, S	American Renal Holdings, 8.375%, due 05/15/18	463,500	0.1
	10,585,000	S	Biomet, Inc., 11.625%, due 10/15/17	11,749,350	1.5
	2,000,000	&, S	Biomet, Inc., 10.375%, due 10/15/17	2,195,000
	1,000,000	#, S	Capella Healthcare, Inc., 9.250%, due 07/01/17	1,062,500	0.1
	7,310,000	S	Community Health Systems, Inc., 8.875%, due 07/15/15	7,693,775	0.9
	1,000,000		Community Health Systems, Inc., 2.511%, due 07/25/14	976,688
	5,025,000	S	DaVita, Inc., 4.500%-6.625%, due 09/28/16-11/01/20	5,029,046	0.5
	1,500,000	#, L	HCA Holdings, Inc., 7.750%, due 05/15/21	1,503,750	0.2
	3,500,000	S	HCA, Inc., 8.500%, due 04/15/19	3,850,000	2.7
	14,195,000	S	HCA, Inc., 9.250%, due 11/15/16	15,179,757
	5,516,000	&, S	HCA, Inc., 7.250%-9.625%, due 11/15/16-09/15/20	5,860,493

Principal Amount			Value	Percent of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Health Care: (continued)
$2,000,000	#, S	LifePoint Hospitals, Inc., 6.625%, due 10/01/20	$1,995,000	0.2
1,250,000	#	MedAssets, Inc., 8.000%, due 11/15/18	1,262,500	0.1
1,000,000	#, S	Multiplan, Inc., 9.875%, due 09/01/18	1,065,000	0.1
875,000	#, S	Mylan, Inc./PA, 7.625%, due 07/15/17	935,156	0.3
2,000,000	#, S	Mylan, Inc./PA, 7.875%, due 07/15/20	2,165,000
1,075,000	#, S	Patheon, Inc., 8.625%, due 04/15/17	1,072,313	0.1
1,500,000	&, #, S	Quintiles Transnational Corp., 9.500%, due 12/30/14	1,541,250	0.2
1,000,000	#, S, L	Tenet Healthcare Corp., 8.000%, due 08/01/20	1,017,500	0.4
2,020,000	S	Tenet Healthcare Corp., 10.000%, due 05/01/18	2,363,400
1,000,000	#, S	UHS Escrow Corp., 7.000%, due 10/01/18	1,030,000	0.1
525,000	#, S	Valeant Pharmaceuticals International, 6.750%, due 10/01/17	523,688	0.6
2,150,000	#	Valeant Pharmaceuticals International, 6.875%, due 12/01/18	2,144,625
2,500,000	#, S	Valeant Pharmaceuticals International, 7.000%, due 10/01/20	2,475,000
2,000,000	#, S	Vanguard Health Holding Co. II LLC/Vanguard Holding Co. II, Inc., 8.000%, due 02/01/18	2,050,000	0.2

See Accompanying Notes to Financial Statements

130

ING PIMCO HIGH YIELD PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

Principal Amount				Value	Percent of Net Assets

	CORPORATE BONDS/NOTES: (continued)
			Health Care: (continued)
	$4,000,000	#, S	Warner Chilcott Co. LLC/Warner Chilcott Finance LLC, 7.750%, due 09/15/18	$4,060,000	0.4
			Other Securities	6,046,750	0.7
				89,142,541	9.6
			Industrials: 5.7%
	1,250,000	#, S	AMGH Merger Sub, Inc., 9.250%, due 11/01/18	1,318,750	0.1
	500,000	#, S	Amsted Industries, Inc., 8.125%, due 03/15/18	533,125	0.1
	2,000,000	#, S	Aviation Capital, 7.125%, due 10/15/20	2,040,586	0.2
EUR	1,400,000	#	Bombardier, Inc., 6.125%, due 05/15/21	1,819,385	0.4
	$1,400,000	#, S	Bombardier, Inc., 7.500%, due 03/15/18	1,508,500
	1,125,000	#, S	Building Materials Corp. of America, 6.875%, due 08/15/18	1,119,375	0.3
	1,000,000	#, S	Building Materials Corp. of America, 7.000%, due 02/15/20	1,032,500
	375,000	#, S	Building Materials Corp. of America, 7.500%, due 03/15/20	383,438
	1,600,000	#, S	C8 Capital SPV Ltd., 6.640%, due 12/31/49	1,131,939	0.1
	1,500,000	#, S	Case New Holland, Inc., 7.875%, due 12/01/17	1,646,250	0.2
	2,000,000	#, S	Esterline Technologies Corp., 7.000%, due 08/01/20	2,070,000	0.2
	375,000	#	Interline Brands, Inc., 7.000%, due 11/15/18	382,500	0.0

Principal Amount			Value	Percent of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Industrials: (continued)
$1,000,000	#	Polypore International, Inc., 7.500%, due 11/15/17	$1,025,000	0.1
5,000,000	S	RBS Global, Inc. and Rexnord Corp., 8.500%, due 05/01/18	5,337,500	0.7
750,000	L	RBS Global, Inc. and Rexnord Corp., 11.750%, due 08/01/16	808,125
1,000,000	#, S	SPX Corp., 6.875%, due 09/01/17	1,067,500	0.1
3,500,000	#	TransDigm, Inc., 7.750%, due 12/15/18	3,640,000	0.4
1,050,000	#	USG Corp., 8.375%, due 10/15/18	1,034,250	0.1
		Other Securities	24,877,511	2.7
			52,776,234	5.7
		Information Technology: 2.8%
2,000,000	#, S	Advanced Micro Devices, Inc., 7.750%, due 08/01/20	2,085,000	0.2
1,250,000	#, S	Fidelity National Information Services, Inc., 7.625%, due 07/15/17	1,321,875	0.2
337,000	#, L	First Data Corp., 8.250%, due 01/15/21	325,205	0.1
337,000	#, L	First Data Corp., 12.625%, due 01/15/21	323,520
76,000		First Data Corp., 9.875%, due 09/24/15	72,770
2,000,000	#, S	Insight.com, 9.375%, due 07/15/18	2,140,000	0.2
1,750,000	#, S	Interactive Data Corp., 10.250%, due 08/01/18	1,925,000	0.2
2,000,000	#, S	Seagate HDD Cayman, 6.875%, due 05/01/20	1,920,000	0.2

See Accompanying Notes to Financial Statements

131

ING PIMCO HIGH YIELD PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

Principal Amount				Value	Percent of Net Assets

	CORPORATE BONDS/NOTES: (continued)
			Information Technology: (continued)
	$1,800,000	#	SunGard Data Systems, Inc., 7.375%, due 11/15/18	$1,818,000	0.4
	1,500,000	#	SunGard Data Systems, Inc., 7.625%, due 11/15/20	1,526,250
	500,000	S	SunGard Data Systems, Inc., 10.625%, due 05/15/15	553,750
EUR	1,000,000		UPC Holding BV, 8.000%, due 11/01/16	1,396,443	0.5
EUR	2,250,000		UPC Holding BV, 8.375%, due 08/15/20	3,121,325
			Other Securities	7,728,355	0.8
				26,257,493	2.8
			Materials: 8.5%
	$450,000	#, S	Ardagh Packaging Finance PLC, 9.125%, due 10/15/20	470,250	0.1
	300,000		Ardagh Packaging Finance PLC, 9.250%, due 10/15/20	412,919
	2,000,000	#, S	Associated Materials LLC, 9.125%, due 11/01/17	2,095,000	0.2
	2,000,000	#	Berry Plastics Corp., 9.750%, due 01/15/21	1,990,000	0.2
	1,000,000	#, S	Chemtura Corp., 7.875%, due 09/01/18	1,065,000	0.1
	450,000	#, S	Clearwater Paper Corp., 7.125%, due 11/01/18	466,875	0.1
EUR	225,000	#	Crown European Holdings S.A., 7.125%, due 08/15/18	314,951	0.0
	$700,000	#	FMG Resources August 2006 Pty Ltd., 7.000%, due 11/01/15	721,000	0.1
	1,250,000	#, S	Georgia-Pacific Corp., 7.125%, due 01/15/17	1,337,500	2.1

Principal Amount			Value	Percent of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Materials: (continued)
$3,615,000	S	Georgia-Pacific Corp., 7.375%, due 12/01/25	$3,922,275
10,605,000	S	Georgia-Pacific Corp., 8.000%, due 01/15/24	12,169,238
550,000	#, S	Georgia-Pacific Corp., 8.250%, due 05/01/16	623,563
1,200,000	#	Georgia-Pacific LLC, 5.400%, due 11/01/20	1,188,650
1,250,000	#, S	Huntsman International, LLC, 8.625%, due 03/15/21	1,356,250	0.1
1,000,000	#, S	Ineos Finance PLC, 9.000%, due 05/15/15	1,068,750	0.2
500,000		Ineos Finance PLC, 9.250%, due 05/15/15	713,255
2,375,000	#, S	Ineos Group Holdings PLC, 8.500%, due 02/15/16	2,274,063	0.2
4,125,000	S	Lyondell Chemical Co., 11.000%, due 05/01/18	4,692,188	0.5
700,000	#	Momentive Performance Materials, Inc., 9.000%, due 01/15/21	740,250	0.1
1,250,000	#, L	Nalco Co., 6.625%, due 01/15/19	1,284,375	0.1
3,250,000	#	Novelis, Inc., 8.375%, due 12/15/17	3,380,000	0.8
4,250,000	#	Novelis, Inc., 8.750%, due 12/15/20	4,430,625
900,000	#, L	Rain CII Carbon LLC and CII Carbon Corp., 8.000%, due 12/01/18	927,000	0.1
1,950,000	#, S	Rhodia S.A., 6.875%, due 09/15/20	1,986,563	0.2
750,000	#	Roofing Supply Group LLC / Roofing Supply Finance, Inc., 8.625%, due 12/01/17	776,250	0.1

See Accompanying Notes to Financial Statements

132

ING PIMCO HIGH YIELD PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

Principal Amount			Value	Percent of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Materials: (continued)
$250,000	#, S	Steel Dynamics, Inc., 7.625%, due 03/15/20	$268,750	0.1
200,000	S	Steel Dynamics, Inc., 7.750%, due 04/15/16	211,500
4,000,000		Teck Resources Ltd., 10.750%, due 05/15/19	5,207,672	0.6
359,000		Teck Resources Ltd., 10.250%, due 05/15/16	444,737
575,000	#, S	Texas Industries, Inc., 9.250%, due 08/15/20	613,813	0.1
650,000	#, S	Vertellus Specialties, Inc., 9.375%, due 10/01/15	690,625	0.1
		Other Securities	20,980,503	2.3
			78,824,390	8.5
		Telecommunication Services: 10.0%
1,000,000	#	Buccaneer Merger Sub, Inc., 9.125%, due 01/15/19	1,037,500	0.1
5,750,000	#, S	Digicel Ltd., 8.250%, due 09/01/17	5,922,500	0.6
9,560,000	S	Frontier Communications Corp., 7.000%-9.000%, due 04/15/15-07/01/35	9,662,013	1.1
2,500,000	#, S	Intelsat Jackson Holdings Ltd., 7.250%, due 10/15/20	2,537,500	1.1
3,650,000	#, S	Intelsat Jackson Holdings Ltd., 8.500%, due 11/01/19	3,987,625
3,250,000	S	Intelsat Jackson Holdings Ltd., 9.500%, due 06/15/16	3,445,000
1,500,000	#, S	Qwest Communications International, Inc., 7.125%, due 04/01/18	1,560,000	0.9
6,253,000	S	Qwest Communications International, Inc., 7.500%, due 02/15/14	6,362,428

Principal Amount			Value	Percent of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Telecommunication Services: (continued)
$150,000	S	Qwest Communications International, Inc., 8.000%, due 10/01/15	$162,000
4,500,000	S	Sprint Capital Corp., 6.900%, due 05/01/19	4,466,250	1.2
6,925,000	S	Sprint Capital Corp., 8.750%, due 03/15/32	7,028,875
4,915,000	S	Sprint Nextel Corp., 6.000%-8.375%, due 12/01/16-08/15/17	4,924,038	0.5
500,000	#, S	West Corp., 8.625%, due 10/01/18	532,500	0.1
1,650,000	#	Wind Acquisition Finance S.A., 7.250%, due 02/15/18	1,683,000	0.7
4,200,000	#	Wind Acquisition Finance S.A., 11.750%, due 07/15/17	4,756,500
5,565,000	S	Windstream Corp., 8.625%, due 08/01/16	5,884,988	0.9
2,500,000	S, L	Windstream Corp., 7.750%-7.875%, due 11/01/17-10/15/20	2,608,750
		Other Securities	25,550,771	2.8
			92,112,238	10.0
		Utilities: 5.6%
4,500,000	S	AES Corp., 7.750%-8.000%, due 03/01/14-06/01/20	4,805,000	0.5
2,500,000	#, S	Calpine Corp., 7.500%, due 02/15/21	2,475,000	0.5
2,000,000	#, S	Calpine Corp., 7.875%, due 07/31/20	2,035,000
249,187		Calpine Corp., 3.150%, due 03/29/14	249,320
1,500,000	#, S	Energy Future Holdings Corp., 10.000%, due 01/15/20	1,550,660	0.2

See Accompanying Notes to Financial Statements

133

ING PIMCO HIGH YIELD PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

Principal Amount			Value	Percent of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Utilities: (continued)
$3,125,000	#, S	Intergen NV, 9.000%, due 06/30/17	$3,328,125	0.4
1,935,000	#, S	Ipalco Enterprises, Inc., 7.250%, due 04/01/16	2,075,288	0.2
50,000	S	Ipalco Enterprises, Inc., 8.625%, due 11/14/11	52,125
5,075,000	S	NRG Energy, Inc., 7.375%, due 01/15/17	5,239,938	1.7
4,000,000	#, S	NRG Energy, Inc., 8.250%, due 09/01/20	4,120,000
6,150,000	S	NRG Energy, Inc., 7.250%-8.500%, due 02/01/14-06/15/19	6,309,375
4,000,000	S	NV Energy, Inc., 6.750%, due 08/15/17	4,147,764	0.4
2,707,705	#, S	Tenaska Alabama Partners LP, 7.000%, due 06/30/21	2,897,244	0.3
7,080,155		Texas Competitive Electric Holdings Co., LLC, 3.764%, due 10/10/14	5,476,259	1.1
5,732,439		Texas Competitive Electric Holdings Co., LLC, 3.760%-3.790%, due 01/10/14-10/10/14	4,425,630
		Other Securities	2,686,261	0.3
			51,872,989	5.6
		Total Corporate Bonds/Notes ( Cost $ 772,156,822 )	833,947,055	90.1

ASSET-BACKED SECURITIES: 0.4%
		Home Equity Asset-Backed Securities: 0.1%
		Other Securities	568,266	0.1

		Other Asset-Backed Securities: 0.3%
578,356	#, S	Structured Asset Securities Corp., 0.411%, due 05/25/37	528,963	0.2

Principal Amount			Value	Percent of Net Assets

ASSET-BACKED SECURITIES: (continued)
		Other Asset-Backed Securities: (continued)
$1,716,554	S	Structured Asset Securities Corp., 0.561%, due 06/25/35	$1,206,758
		Other Securities	1,403,002	0.1
			3,138,723	0.3
		Total Asset-Backed Securities (Cost $3,570,825)	3,706,989	0.4

COLLATERALIZED MORTGAGE OBLIGATIONS: 2.3%
4,500,000	S	Bear Stearns Adjustable Rate Mortgage Trust, 2.871%, due 10/25/35	4,311,475	0.5
69,361	S	Bear Stearns Adjustable Rate Mortgage Trust, 5.326%, due 05/25/47	52,556
		Other Securities	16,491,781	1.8
				2.3
		Total Collateralized Mortgage Obligations (Cost $20,825,373)	20,855,812	2.3

MUNICIPAL BONDS: 0.0%
		Puerto Rico: 0.0%
		Other Securities	82,368	0.0
		Total Municipal Bonds (Cost $235,813)	82,368	0.0

Shares			Value	Percent of Net Assets

COMMON STOCK: 0.1%
		Consumer Discretionary: 0.1%
		Other Securities	$841,495	0.1

		Energy: 0.0%
		Other Securities	369,784	0.0
		Total Common Stock (Cost $2,787,343)	1,211,279	0.1

See Accompanying Notes to Financial Statements

134

ING PIMCO HIGH YIELD PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

Shares			Value	Percent of Net Assets

PREFERRED STOCK: 0.5%
		Financials: 0.5%
900	#, P, S	ABN AMRO North America Capital Funding Trust I	546,469	0.1
3,800	S	Wells Fargo & Co.	3,802,090	0.4

		Total Preferred Stock (Cost $3,368,035)	4,348,559	0.5

WARRANTS: 0.0%
		Energy: 0.0%
		Other Securities	111,027	0.0
		Telecommunication Services: 0.0%
		Other Securities	17,815	0.0
		Total Warrants (Cost $82,282)	128,842	0.0
		Total Long-Term Investments (Cost $803,026,493)	864,280,904	93.4

Principal Amount			Value	Percent of Net Assets

SHORT-TERM INVESTMENTS: 5.2%
		U.S. Treasury Bills: 3.3%
$7,771,000	S, Z	0.100%, due 01/13/11	$7,770,709	3.3
7,500,000	Z	0.140%, due 06/02/11	7,495,470
6,800,000	Z	0.150%, due 06/09/11	6,795,403
6,100,000	Z	0.160%, due 06/16/11	6,095,498
2,300,000	Z	0.020%-0.030%, due 01/06/11-01/20/11	2,299,988

		Total U.S. Treasury Bills (Cost $30,454,878)	30,457,068	3.3

		Securities Lending Collateralcc: 1.9%
$16,613,903		BNY Mellon Overnight Government Fund (1)	$16,613,903	1.8

Shares			Value	Percent of Net Assets

SHORT-TERM INVESTMENTS: (continued)
		Securities Lending Collateralcc: (continued)
1,169,840	R	BNY Institutional Cash Reserves Fund, Series B (1)(2)	$935,872	0.1

		Total Securities Lending Collateral (Cost $17,783,743)	17,549,775	1.9
		Total Short-Term Investments (Cost $48,238,621)	48,006,843	5.2
		Total Investments in Securities (Cost $851,265,114)*	$912,287,747	98.6
		Other Assets and Liabilities - Net	13,147,999	1.4

		Net Assets	$925,435,746	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2010.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

&	Payment-in-kind
#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, these securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.
P	Preferred Stock may be called prior to convertible date.
cc	Securities purchased with cash collateral for securities loaned.
(1)	Collateral received from brokers for securities lending was invested in these short-term investments.
(2)

On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Portfolio’s position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.

S	All or a portion of this security has been identified by the Portfolio to cover future collateral requirements for applicable futures, options, swaps, foreign currency contracts and/or when-issued or delayed-delivery securities.
R	Restricted security
L	Loaned security, a portion or all of the security is on loan at December 31, 2010.
±	Defaulted security
Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.
EUR	Euro

135

ING PIMCO HIGH YIELD PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

GBP	British Pound
(a)	The grouping contains securities in default.
*	Cost for federal income tax purposes is $852,474,707.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$75,764,525
Gross Unrealized Depreciation	(15,951,485)

Net Unrealized Appreciation	$59,813,040

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2010 in valuing the Portfolio’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2010
Asset Table
Investments, at value
Common Stock*	$1,211,279	$—	$—	$1,211,279
Preferred Stock	3,802,090	546,469	—	4,348,559
Warrants	—	128,842	—	128,842
Corporate Bonds/Notes	—	833,419,345	527,710	833,947,055
Asset-Backed Securities	—	3,706,989	—	3,706,989
Collateralized Mortgage Obligations	—	20,754,295	101,517	20,855,812
Municipal Bonds	—	82,368	—	82,368
Short-Term Investments	16,613,903	30,457,068	935,872	48,006,843

Total Investments, at value	$21,627,272	$889,095,376	$1,565,099	$912,287,747

Other Financial Instruments+:
Forward foreign currency contracts	—	1,088,675	—	1,088,675
Swaps, at fair value	—	2,256,653	—	2,256,653

Total Assets	$21,627,272	$892,440,704	$1,565,099	$915,633,075

Liabilities Table
Other Financial Instruments+:
Forward foreign currency contracts	$—	$(54,189)	$—	$(54,189)
Swaps, at fair value	—	(2,342,003)	—	(2,342,003)

Total Liabilities	$—	$(2,396,192)	$—	$(2,396,192)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio’s assets and liabilities during the period ended December 31, 2010:

	Beginning Balance 12/31/2009	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 12/31/2010
Asset Table
Investments, at value
Corporate Bonds/Notes	$747,409	$—	$(271,417)	$—	$2,714	$49,004	$—	$—	$527,710
Collateralized Mortgage Obligations	107,811	—	(16,441)	1,080	7,888	1,179	—	—	101,517
Short-Term Investments	935,872	—	—	—	—	—	—	—	935,872

Total Investments, at value	$1,791,092	$—	$(287,858)	$1,080	$10,602	$50,183	$—	$—	$1,565,099

Other Financial Instruments+:
Swaps, at fair value	359,593	—	—	—	—	(331,023)	—	(28,570)	—

Total Assets	$2,150,685	$—	$(287,858)	$1,080	$10,602	$(280,840)	$—	$(28,570)	$1,565,099

See Accompanying Notes to Financial Statements

136

ING PIMCO HIGH YIELD PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

As of December 31, 2010, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $50,183.

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
+	Other Financial Instruments are derivatives not reflected in the Summary Portfolio of Investments and may include open forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at measurement date which represents the amount due to/from the Portfolio. Swaps and written options are reported at their market value at measurement date.
Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period. It is the policy of the Portfolio to recognize transfers at the end of the reporting period.
*	For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

At December 31, 2010 the following forward foreign currency contracts were outstanding for the ING PIMCO High Yield Portfolio:

Counterparty	Currency			Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Barclays Bank PLC	Chinese Yuan	CNY	2,201,000	BUY	11/15/11	$342,568	$335,711	$(6,857)
Barclays Bank PLC	Chinese Yuan	CNY	6,997,000	BUY	11/15/11	1,076,793	1,067,228	(9,565)
Citigroup, Inc.	Brazilian Real	BRL	2,779,595	BUY	3/2/11	1,629,879	1,652,154	22,275
Citigroup, Inc.	Chinese Yuan	CNY	6,244,053	BUY	11/15/11	964,929	952,384	(12,545)
JPMorgan Chase & Co.	Chinese Yuan	CNY	5,408,000	BUY	11/15/11	841,974	824,864	(17,110)
JPMorgan Chase & Co.	Chinese Yuan	CNY	2,799,302	BUY	11/15/11	435,080	426,968	(8,112)

								$(31,914)

Barclays Bank PLC	EU Euro	EUR	2,904,000	SELL	1/25/11	$4,041,343	$3,880,468	$160,875
Citigroup, Inc.	EU Euro	EUR	11,145,000	SELL	1/25/11	15,495,506	14,892,499	603,007
Citigroup, Inc.	EU Euro		9,564,000	SELL	1/6/11	12,939,805	12,780,321	159,484
Royal Bank of Canada	EU Euro	EUR	1,377,000	SELL	1/25/11	1,910,808	1,840,015	70,793
Royal Bank of Scotland Group PLC	EU Euro	EUR	950,000	SELL	1/25/11	1,305,053	1,269,437	35,616
Royal Bank of Scotland Group PLC	British Pound	GBP	7,107,000	SELL	3/21/11	11,110,053	11,073,428	36,625

								$1,066,400

ING PIMCO High Yield Portfolio Credit Default Swap Agreements Outstanding on December 31, 2010:

Credit Default Swaps on Credit Indices - Sell Protection (1)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(pay)/ Receive Fixed Rate (%)	Termination Date		Notional Amount	Fair Value	Upfront Premium Paid/ (received)	Unrealized Appreciation/ (depreciation)
Credit Suisse First Boston	ABX.HE.AAA.07-1	Sell	0.090	08/25/37	USD	1,955,132	$(1,091,941)	$(1,368,592)	$276,651
Deutsche Bank AG	CDX.NA.IG.9 Index (30-100% Tranche)	Sell	0.760	12/20/12	USD	1,543,198	20,250	—	20,250
UBS Warburg LLC	CDX.NA.HY.14 Index	Sell	5.000	06/20/15	USD	10,000,000	446,321	(206,250)	652,571
Citigroup, Inc.	CDX.NA.HY.15 Index	Sell	5.000	12/20/15	USD	9,000,000	264,976	(67,500)	332,476

							$(360,394)	$(1,642,342)	$1,281,948

See Accompanying Notes to Financial Statements

137

ING PIMCO HIGH YIELD PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (1)

Counterparty	Reference Entity/ Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate (%)	Termination Date	Implied Credit Spread at 12/31/10 (%)(2)		Notional Amount(3)	Fair Value(4)	Upfront Premium Paid/ (received)	Unrealized Appreciation/ (depreciation)
Credit Suisse First Boston	AES Corp. 7.250%, 03/01/14	Sell	5.000	03/20/14	2.043	USD	2,000,000	$183,294	$(188,750)	$372,044
Citigroup, Inc.	Aramark Services 8.500%, 02/01/15	Sell	5.000	03/20/14	2.183	USD	100,000	8,708	(2,718)	11,426
Citigroup, Inc.	Community Health Systems 8.875%, 07/15/15	Sell	5.000	09/20/14	3.377	USD	100,000	5,597	(9,000)	14,597
Goldman Sachs & Co.	Community Health Systems 8.875%, 07/15/15	Sell	5.000	03/20/14	2.876	USD	2,300,000	148,845	(209,875)	358,720
Credit Suisse First Boston	El Paso Corp. 6.875%, 06/15/14	Sell	5.000	12/20/14	2.062	USD	2,500,000	275,935	(75,000)	350,935
Goldman Sachs & Co.	El Paso Corp. 6.875%, 06/15/14	Sell	5.000	09/20/14	1.948	USD	2,000,000	216,698	(190,000)	406,698
Deutsche Bank AG	GMAC LLC 6.875%, 08/28/12	Sell	5.000	03/20/12	1.241	USD	340,000	15,525	(52,700)	68,225
Goldman Sachs & Co.	NRG Energy Inc. 7.250%, 02/01/14	Sell	4.200	09/20/13	2.419	USD	225,000	10,557	—	10,557
Morgan Stanley	RRI Energy Inc. 6.750%, 12/14/12	Sell	5.000	12/20/14	4.050	USD	300,000	9,567	(30,000)	39,567
Goldman Sachs & Co.	RRI Energy Inc. 7.625%, 06/15/14	Sell	5.000	09/20/14	5.111	USD	3,300,000	(12,039)	(610,500)	598,461
Barclays Bank PLC	SLM Corp. 5.125%, 08/27/12	Sell	5.000	09/20/11	0.685	USD	2,550,000	79,900	(184,875)	264,775
Barclays Bank PLC	SLM Corp. 5.125%, 08/27/12	Sell	5.000	12/20/13	2.118	USD	1,000,000	82,421	(110,000)	192,421
Barclays Bank PLC	SLM Corp. 5.125%, 08/27/12	Sell	5.000	09/20/14	2.679	USD	2,500,000	202,255	(306,250)	508,505
Deutsche Bank AG	SLM Corp. 5.125%, 08/27/12	Sell	5.000	06/20/13	1.807	USD	550,000	42,392	(70,125)	112,517
Goldman Sachs & Co.	SLM Corp. 5.125%, 08/27/12	Sell	7.600	03/20/12	0.915	USD	250,000	20,422	—	20,422
Citigroup, Inc.	Sungard Data Systems Inc. 9.125%, 08/15/13	Sell	5.000	03/20/14	2.683	USD	800,000	57,086	(52,216)	109,302

								$1,347,163	$(2,092,009)	$3,439,172

(1)

If the Portfolio is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will generally either 1.) Pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or 2.) Pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues are disclosed in each Portfolio’s Portfolio of Investment and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-backed securities or credit indices, the quoted fair prices and resulting fair values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing fair values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)	The maximum amount of future payments (undiscounted) that a Portfolio as a seller of protection could be required to make would be an amount equal to the notional amount of the agreement.

See Accompanying Notes to Financial Statements

138

ING PIMCO HIGH YIELD PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

(4)

The fair values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Increasing fair values, in absolute terms, when compared to the notional amount of the agreement, represent a deterioration of the referenced obligation’s credit soundness and a greater likelihood or risk of default or other credit event occurring.

ING PIMCO High Yield Portfolio Interest Rate Swap Agreements Outstanding on December 31, 2010:

	Termination Date		Notional Amount	Fair Value	Upfront Premium Paid/ (received)	Unrealized Appreciation/ (depreciation)
Receive a fixed rate equal to 10.150% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized
Counterparty: Goldman Sachs & Co.	01/02/12	BRL	4,900,000	$(103,504)	$(35,468)	$(68,036)
Receive a fixed rate equal to 14.765% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized
Counterparty: Merrill Lynch & Co., Inc.	01/02/12	BRL	2,800,000	165,904	8,258	157,646
Receive a fixed rate equal to 10.115% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized
Counterparty: Morgan Stanley	01/02/12	BRL	51,700,000	(1,134,519)	(159,131)	(975,388)

				$(1,072,119)	$(186,341)	$(885,778)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2010 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$1,088,675
Credit contracts	Swaps, at fair value	2,090,749
Interest rate contracts	Swaps, at fair value	165,904

Total Asset Derivatives		$3,345,328

Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$54,189
Credit contracts	Swaps, at fair value	1,103,980
Interest rate contracts	Swaps, at fair value	1,238,023

Total Liability Derivatives		$2,396,192

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2010 was as follows:

	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*	Swaps	Written options	Total
Credit contracts	$—	2,188,650	$—	$2,188,650
Foreign exchange contracts	1,573,784	—	—	1,573,784
Interest rate contracts	—	(348,163)	952,108	603,945

Total	$1,573,784	$1,840,487	$952,108	$4,366,379

	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*	Swaps	Written options	Total
Credit contracts	$—	$2,509,567	$—	$2,509,567
Foreign exchange contracts	477,445	—	—	477,445
Interest rate contracts	—	835,351	14,004	849,355

Total	$477,445	$3,344,918	$14,004	$3,836,367

*	Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

See Accompanying Notes to Financial Statements

139

ING PIONEER EQUITY INCOME PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2010

Shares			Value	Percent of Net Assets

COMMON STOCK: 96.6%
		Consumer Discretionary: 9.1%
110,702	@	Cedar Fair LP	$1,678,242	1.2
39,943		Genuine Parts Co.	2,050,674	1.4
123,083		Johnson Controls, Inc.	4,701,771	3.3
57,470		Lowe’s Cos., Inc.	1,441,348	1.0
24,506		VF Corp.	2,111,927	1.5
		Other Securities	997,403	0.7
			12,981,365	9.1
		Consumer Staples: 11.4%
27,411		Clorox Co.	1,734,568	1.2
33,284		Colgate-Palmolive Co.	2,675,035	1.9
46,777		General Mills, Inc.	1,664,793	1.2
52,439		Hershey Co.	2,472,499	1.7
85,190		HJ Heinz Co.	4,213,497	2.9
		Other Securities	3,567,889	2.5
			16,328,281	11.4
		Energy: 11.7%
20,232		Chevron Corp.	1,846,170	1.3
30,162		ConocoPhillips	2,054,032	1.4
63,720		EQT Corp.	2,857,205	2.0
35,877		Helmerich & Payne, Inc.	1,739,317	1.2
77,926		Marathon Oil Corp.	2,885,600	2.0
96,996		QEP Resources, Inc.	3,521,925	2.5
73,988		Spectra Energy Corp.	1,848,960	1.3
			16,753,209	11.7
		Financials: 13.9%
33,943		Aflac, Inc.	1,915,403	1.3
59,839		Chubb Corp.	3,568,798	2.5
24,926		Northern Trust Corp.	1,381,150	1.0
66,848		SunTrust Bank	1,972,684	1.4
30,757		Travelers Cos., Inc.	1,713,472	1.2
107,957		US Bancorp.	2,911,600	2.0
		Other Securities	6,451,731	4.5
			19,914,838	13.9
		Health Care: 9.0%
44,110		Abbott Laboratories	2,113,310	1.5
48,327		Baxter International, Inc.	2,446,313	1.7
22,400		Becton Dickinson & Co.	1,893,248	1.3
74,568		Bristol-Myers Squibb Co.	1,974,561	1.4
40,551		Eli Lilly & Co.	1,420,907	1.0
54,470		Merck & Co., Inc.	1,963,099	1.4
		Other Securities	970,544	0.7
			12,781,982	9.0

Shares		Value	Percent of Net Assets

COMMON STOCK: (continued)
	Industrials: 14.7%
75,307	Emerson Electric Co.	$4,305,301	3.0
43,774	Mine Safety Appliances Co.	1,362,685	1.0
67,704	Paccar, Inc.	3,887,564	2.7
27,629	Snap-On, Inc.	1,563,249	1.1
35,828	Timken Co.	1,710,070	1.2
22,021	United Technologies Corp.	1,733,493	1.2
	Other Securities	6,456,152	4.5
		21,018,514	14.7
	Information Technology: 6.5%
58,353	Analog Devices, Inc.	2,198,158	1.5
64,039	Intel Corp.	1,346,740	1.0
72,555	Microchip Technology, Inc.	2,482,107	1.7
	Other Securities	3,206,270	2.3
		9,233,275	6.5
	Materials: 8.7%
38,936	Compass Minerals International, Inc.	3,475,817	2.4
49,905	EI Du Pont de Nemours & Co.	2,489,261	1.8
125,376	Valspar Corp.	4,322,965	3.0
	Other Securities	2,119,289	1.5
		12,407,332	8.7
	Telecommunication Services: 4.2%
44,108	AT&T, Inc.	1,295,893	0.9
63,772	CenturyTel, Inc.	2,944,353	2.0
47,577	Verizon Communications, Inc.	1,702,305	1.2
	Other Securities	111,117	0.1
		6,053,668	4.2
	Utilities: 7.4%
56,154	AGL Resources, Inc.	2,013,121	1.4
77,107	NSTAR	3,253,144	2.3
96,996	Questar Corp.	1,688,700	1.2
48,689	Southern Co.	1,861,380	1.3
	Other Securities	1,812,668	1.2
		10,629,013	7.4
	Total Common Stock (Cost $119,743,107)	138,101,477	96.6

See Accompanying Notes to Financial Statements

140

ING PIONEER EQUITY INCOME PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

Shares		Value	Percent of Net Assets

REAL ESTATE INVESTMENT TRUSTS: 1.7%
	Financials: 1.7%
37,271	Nationwide Health Properties, Inc.	$1,355,919	0.9
	Other Securities	1,097,435	0.8
	Total Real Estate Investment Trusts (Cost $1,510,140)	2,453,354	1.7
	Total Long-Term Investments (Cost $121,253,247)	140,554,831	98.3

SHORT-TERM INVESTMENTS: 1.8%
	Mutual Funds: 1.8%
2,579,858	Blackrock Liquidity Funds TempFund Portfolio - Class I	2,579,858	1.8
	Total Short-Term Investments (Cost $2,579,858)	2,579,858	1.8

	Total Investments in Securities (Cost $123,833,105)*	$143,134,689	100.1
	Other Assets and Liabilities - Net	(148,282)	(0.1)

	Net Assets	$142,986,407	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2010.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

@	Non-income producing security
*	Cost for federal income tax purposes is $124,366,642.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$22,046,730
Gross Unrealized Depreciation	(3,278,683)

Net Unrealized Appreciation	$18,768,047

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2010 in valuing the Portfolio’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2010
Asset Table Investments, at value
Common Stock*	$138,101,477	$—	$—	$138,101,477
Real Estate Investment Trusts	2,453,354	—	—	2,453,354
Short-Term Investments	2,579,858	—	—	2,579,858

Total Investments, at value	$143,134,689	$—	$—	$143,134,689

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
*	For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

See Accompanying Notes to Financial Statements

141

ING PIONEER FUND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2010

Shares			Value	Percent of Net Assets

COMMON STOCK: 98.6%
		Consumer Discretionary: 12.9%
18,616		Coach, Inc.	$1,029,651	1.1
69,370	@	Ford Motor Co.	1,164,722	1.2
23,724		John Wiley & Sons, Inc.	1,073,274	1.1
55,677		Johnson Controls, Inc.	2,126,861	2.2
29,513		McGraw-Hill Cos., Inc.	1,074,568	1.1
85,810		Reed Elsevier NV	1,062,356	1.1
31,027		Target Corp.	1,865,654	1.9
		Other Securities	3,099,715	3.2
			12,496,801	12.9
		Consumer Staples: 11.3%
18,710		Colgate-Palmolive Co.	1,503,723	1.5
24,641		General Mills, Inc.	876,973	0.9
26,279		Hershey Co.	1,239,055	1.3
20,658		HJ Heinz Co.	1,021,745	1.1
29,583		Kraft Foods, Inc.	932,160	1.0
40,206		Walgreen Co.	1,566,426	1.6
		Other Securities	3,835,688	3.9
			10,975,770	11.3
		Energy: 11.8%
15,436		Apache Corp.	1,840,434	1.9
30,592		Chevron Corp.	2,791,520	2.9
17,394		ConocoPhillips	1,184,531	1.2
13,929		ExxonMobil Corp.	1,018,488	1.0
11,114		Hess Corp.	850,666	0.9
12,284		Schlumberger Ltd.	1,025,714	1.1
		Other Securities	2,716,860	2.8
			11,428,213	11.8
		Financials: 13.4%
30,462		Bank of New York Mellon Corp.	919,952	0.9
33,370		Chubb Corp.	1,990,187	2.1
10,433		Franklin Resources, Inc.	1,160,254	1.2
15,707		Northern Trust Corp.	870,325	0.9
22,033		State Street Corp.	1,021,009	1.1
21,223		T. Rowe Price Group, Inc.	1,369,732	1.4
		Other Securities	5,654,155	5.8
			12,985,614	13.4
		Health Care: 10.3%
22,456		Abbott Laboratories	1,075,867	1.1
21,957		Becton Dickinson & Co.	1,855,806	1.9
13,382		CR Bard, Inc.	1,228,066	1.3
20,793	@	St. Jude Medical, Inc.	888,901	0.9

Shares			Value	Percent of Net Assets

COMMON STOCK: (continued)
		Health Care: (continued)
19,175		Teva Pharmaceutical Industries Ltd. ADR	$999,593	1.0
		Other Securities	4,013,352	4.1
			10,061,585	10.3
		Industrials: 15.2%
9,841		3M Co.	849,278	0.9
18,971		Canadian National Railway Co.	1,261,002	1.3
9,348		Caterpillar, Inc.	875,534	0.9
12,819		Deere & Co.	1,064,618	1.1
15,089		Emerson Electric Co.	862,638	0.9
13,465		General Dynamics Corp.	955,476	1.0
40,895		Norfolk Southern Corp.	2,569,024	2.6
40,040		Paccar, Inc.	2,299,097	2.4
13,619		United Technologies Corp.	1,072,088	1.1
		Other Securities	2,942,188	3.0
			14,750,943	15.2
		Information Technology: 14.0%
23,426		Analog Devices, Inc.	882,457	0.9
25,733		Canon, Inc. ADR	1,321,132	1.4
14,401	@	Citrix Systems, Inc.	985,172	1.0
37,154		Hewlett-Packard Co.	1,564,183	1.6
39,342		Intel Corp.	827,362	0.8
31,878		Texas Instruments, Inc.	1,036,035	1.1
		Other Securities	6,971,619	7.2
			13,587,960	14.0
		Materials: 7.0%
15,748		EI Du Pont de Nemours & Co.	785,510	0.8
9,029		Freeport-McMoRan Copper & Gold, Inc.	1,084,293	1.1
34,854		Rio Tinto PLC	2,484,440	2.5
		Other Securities	2,498,826	2.6
			6,853,069	7.0
		Telecommunication Services: 1.5%
31,196		AT&T, Inc.	916,538	0.9
		Other Securities	579,586	0.6
			1,496,124	1.5
		Utilities: 1.2%
		Other Securities	1,203,589	1.2

		Total Common Stock (Cost $81,845,261)	95,839,668	98.6

See Accompanying Notes to Financial Statements

142

ING PIONEER FUND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

Shares		Value	Percent of Net Assets

SHORT-TERM INVESTMENTS: 4.5%
	Mutual Funds: 4.5%
4,407,615	Blackrock Liquidity Funds TempFund Portfolio - Class I	$4,407,615	4.5
	Total Short-Term Investments ( Cost $ 4,407,615 )	4,407,615	4.5

	Total Investments in Securities ( Cost $ 86,252,876 ) *	$100,247,283	103.1
	Other Assets and Liabilities - Net	(3,040,750)	(3.1)

	Net Assets	$97,206,533	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2010.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

@	Non-income producing security
ADR	American Depositary Receipt
*	Cost for federal income tax purposes is $86,770,647.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$17,426,016
Gross Unrealized Depreciation	(3,949,380)

Net Unrealized Appreciation	$13,476,636

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2010 in valuing the Portfolio’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2010
Asset Table
Investments, at value
Common Stock
Consumer Discretionary	$11,434,445	$1,062,356	$—	$12,496,801
Consumer Staples	10,975,770	—	—	10,975,770
Energy	11,428,213	—	—	11,428,213
Financials	12,985,614	—	—	12,985,614
Health Care	10,061,585	—	—	10,061,585
Industrials	14,750,943	—	—	14,750,943
Information Technology	13,587,960	—	—	13,587,960
Materials	4,368,629	2,484,440	—	6,853,069
Telecommunication Services	1,496,124	—	—	1,496,124
Utilities	1,203,589	—	—	1,203,589

Total Common Stock	$92,292,872	$3,546,796	$—	$95,839,668

Short-Term Investments	4,407,615	—	—	4,407,615

Total Investments, at value	$96,700,487	$3,546,796	$—	$100,247,283

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

143

ING TEMPLETON GLOBAL GROWTH PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2010

Shares		Value	Percent of Net Assets

COMMON STOCK: 98.8%
	Austria: 0.5%
	Other Securities	$3,239,160	0.5

	Bermuda: 2.9%
159,290	Tyco Electronics Ltd.	5,638,866	0.9
197,890	Tyco International Ltd.	8,200,562	1.4
	Other Securities	3,364,106	0.6
		17,203,534	2.9
	Brazil: 1.0%
	Other Securities	6,005,819	1.0

	China: 0.2%
	Other Securities	1,307,000	0.2

	France: 7.0%
290,480	France Telecom S.A.	6,078,544	1.0
184,260	Sanofi-Aventis	11,813,055	2.0
165,330	Total S.A.	8,805,894	1.5
292,500	Vivendi	7,903,835	1.3
	Other Securities	7,087,245	1.2
		41,688,573	7.0
	Germany: 5.0%
109,820	SAP AG	5,601,113	0.9
80,700	Siemens AG	9,996,684	1.7
	Other Securities	13,984,923	2.4
		29,582,720	5.0
	Hong Kong: 1.7%
	Other Securities	10,063,512	1.7

	India: 0.6%
	Other Securities	3,870,922	0.6

	Ireland: 4.6%
281,790	Accenture PLC	13,663,997	2.3
196,080	Covidien PLC	8,953,013	1.5
	Other Securities	5,067,574	0.8
		27,684,584	4.6
	Italy: 2.1%
259,567	ENI S.p.A.	5,689,037	1.0
	Other Securities	6,546,632	1.1
		12,235,669	2.1
	Japan: 3.3%
132,900	Toyota Motor Corp.	5,232,066	0.9
	Other Securities	14,163,875	2.4
		19,395,941	3.3

Shares		Value	Percent of Net Assets

COMMON STOCK: (continued)
	Netherlands: 3.8%
180,730	Koninklijke Philips Electronics NV	$5,540,700	1.0
289,237	Royal Dutch Shell PLC - Class B	9,577,948	1.6
	Other Securities	7,258,617	1.2
		22,377,265	3.8
	Norway: 0.5%
	Other Securities	2,821,248	0.5

	Russia: 0.5%
	Other Securities	2,889,984	0.5

	Singapore: 2.8%
3,607,000	Singapore Telecommunications Ltd.	8,571,467	1.4
	Other Securities	7,986,699	1.4
		16,558,166	2.8
	South Korea: 3.8%
47,341	Hyundai Motor Co.	7,228,001	1.2
12,787	Samsung Electronics Co., Ltd.	10,678,887	1.8
	Other Securities	4,510,497	0.8
		22,417,385	3.8
	Spain: 1.3%
233,371	Telefonica S.A.	5,327,870	0.9
	Other Securities	2,695,177	0.4
		8,023,047	1.3
	Sweden: 1.2%
	Other Securities	7,101,765	1.2

	Switzerland: 6.5%
113,440	Nestle S.A.	6,645,732	1.1
164,940	Novartis AG	9,709,293	1.6
38,430	Roche Holding AG -Genusschein	5,633,563	1.0
	Other Securities	16,896,884	2.8
		38,885,472	6.5
	Taiwan: 1.2%
548,998	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	6,884,435	1.2

	Turkey: 0.5%
	Other Securities	3,295,812	0.5

	United Kingdom: 12.2%
1,091,710	Aviva PLC	6,710,575	1.1

See Accompanying Notes to Financial Statements

144

ING TEMPLETON GLOBAL GROWTH PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

Shares			Value	Percent of Net Assets

COMMON STOCK: (continued)
		United Kingdom: (continued)
1,013,150		BP PLC	$7,467,860	1.2
589,080		Compass Group PLC	5,346,436	0.9
478,880		GlaxoSmithKline PLC	9,286,829	1.6
543,119		HSBC Holdings PLC	5,546,045	0.9
1,458,820		Kingfisher PLC	6,009,920	1.0
360,330		Pearson PLC	5,678,478	0.9
778,460		Tesco PLC	5,161,981	0.9
4,003,597		Vodafone Group PLC	10,509,998	1.8
177,485	@	Wolseley PLC	5,681,668	1.0
		Other Securities	5,471,002	0.9
			72,870,792	12.2
		United States: 35.6%
119,120		American Express Co.	5,112,630	0.9
246,550	@	Amgen, Inc.	13,535,595	2.3
335,270	@	Cisco Systems, Inc.	6,782,512	1.1
482,830		Comcast Corp. - Class A	10,607,775	1.9
35,270		Comcast Corp. - Special Class A	733,969
175,615		CVS Caremark Corp.	6,106,134	1.0
57,410		FedEx Corp.	5,339,704	0.9
357,610		General Electric Co.	6,540,687	1.1
191,680		Halliburton Co.	7,826,294	1.3
190,820		Merck & Co., Inc.	6,877,153	1.1
503,450		Microsoft Corp.	14,056,322	2.4
676,860		News Corp. - Class A	9,855,082	1.6
451,900		Oracle Corp.	14,144,470	2.4
585,310		Pfizer, Inc.	10,248,778	1.7
117,220		Quest Diagnostics	6,326,363	1.1
108,670		United Parcel Service, Inc. - Class B	7,887,269	1.3
188,790		Viacom - Class B	7,477,972	1.3
145,450		Walt Disney Co.	5,455,830	0.9
		Other Securities	67,189,656	11.3
			212,104,195	35.6
		Total Common Stock (Cost $585,532,577)	588,507,000	98.8

Principal Amount			Value	Percent of Net Assets

SHORT-TERM INVESTMENTS: 1.2%
		U.S. Government Agency Obligations: 0.9%
$5,300,000	Z	Federal Home Loan Bank, 0.001%, due 01/03/11	$5,300,000	0.9
		Total U.S. Government Agency Obligations (Cost $5,300,000)	5,300,000	0.9

Shares			Value	Percent of Net Assets

		Securities Lending Collateralcc: 0.3%
1,254,673		BNY Mellon Overnight Government Fund(1)	1,254,673	0.2
721,212	R	BNY Institutional Cash Reserves Fund, Series B(1)(2)	576,969	0.1
		Total Securities Lending Collateral (Cost $1,975,885)	1,831,642	0.3
		Total Short-Term Investments (Cost $7,275,885)	7,131,642	1.2
		Total Investments in Securities (Cost $592,808,462)*	$595,638,642	100.0
		Other Assets and Liabilities - Net	144,131	—

		Net Assets	$595,782,773	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2010.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

@	Non-income producing security
ADR	American Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
(1)	Collateral received from brokers for securities lending was invested in these short-term investments.
(2)

On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Portfolio’s position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.

R	Restricted security
Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.

See Accompanying Notes to Financial Statements

145

ING TEMPLETON GLOBAL GROWTH PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

*	Cost for federal income tax purposes is $594,943,281.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$84,867,047
Gross Unrealized Depreciation	(84,171,686)

Net Unrealized Appreciation	$695,361

Industry	Percentage of Net Assets
Consumer Discretionary	17.3%
Consumer Staples	3.0%
Energy	10.2%
Financials	12.9%
Health Care	17.0%
Industrials	11.0%
Information Technology	17.7%
Materials	2.4%
Telecommunication Services	7.3%
Short-Term Investments	1.2%
Other Assets and Liabilities - Net	0.0%

Net Assets	100.0%

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2010 in valuing the Portfolio’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2010
Asset Table
Investments, at value
Common Stock
Austria	$—	$3,239,160	$—	$3,239,160
Bermuda	17,203,534	—	—	17,203,534
Brazil	6,005,819	—	—	6,005,819
China	1,307,000	—	—	1,307,000
France	—	41,688,573	—	41,688,573
Germany	—	29,582,720	—	29,582,720
Hong Kong	1,843,509	8,220,003	—	10,063,512
India	3,870,922	—	—	3,870,922
Ireland	22,617,010	5,067,574	—	27,684,584
Italy	—	12,235,669	—	12,235,669
Japan	—	19,395,941	—	19,395,941
Netherlands	—	22,377,265	—	22,377,265
Norway	—	2,821,248	—	2,821,248
Russia	2,889,984	—	—	2,889,984
Singapore	4,482,193	12,075,973	—	16,558,166
South Korea	—	22,417,385	—	22,417,385
Spain	—	8,023,047	—	8,023,047
Sweden	—	7,101,765	—	7,101,765
Switzerland	4,074,263	34,811,209	—	38,885,472
Taiwan	6,884,435	—	—	6,884,435
Turkey	3,295,812	—	—	3,295,812
United Kingdom	—	72,870,792	—	72,870,792
United States	212,104,195	—	—	212,104,195

Total Common Stock	286,578,676	301,928,324	—	588,507,000

Short-Term Investments	1,254,673	5,300,000	576,969	7,131,642

Total Investments, at value	$287,833,349	$307,228,324	$576,969	$595,638,642

See Accompanying Notes to Financial Statements

146

ING TEMPLETON GLOBAL GROWTH PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio’s assets and liabilities during the period ended December 31, 2010:

	Beginning Balance 12/31/2009	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 12/31/2010
Asset Table
Investments, at value
Short-Term Investments	$576,969	$—	$—	$—	$—	$—	$—	$—	$576,969

Total Investments, at value	$576,969	$—	$—	$—	$—	$—	$—	$—	$576,969

As of December 31, 2010, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $0.

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period. It is the policy of the Portfolio to recognize transfers at the end of the reporting period.
#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

147

ING U.S. STOCK INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2010

Shares			Value	Percent of Net Assets

COMMON STOCK: 98.1%
		Consumer Discretionary: 10.6%
114,685	@	Amazon.com, Inc.	$20,643,300	0.6
902,463	S	Comcast Corp. - Class A	19,827,112	0.5
1,211,868	@, S	Ford Motor Co.	20,347,264	0.6
530,100		Home Depot, Inc.	18,585,306	0.5
341,756	S	McDonald’s Corp.	26,233,191	0.7
612,449	S	Walt Disney Co.	22,972,962	0.6
		Other Securities	264,677,200	7.1
			393,286,335	10.6
		Consumer Staples: 10.6%
675,292		Altria Group, Inc.	16,625,689	0.5
751,047		Coca-Cola Co.	49,396,361	1.3
439,547	S	CVS Caremark Corp.	15,283,049	0.4
565,000	S	Kraft Foods, Inc.	17,803,150	0.5
512,640		PepsiCo, Inc.	33,490,771	0.9
586,892		Philip Morris International, Inc.	34,350,789	0.9
905,427		Procter & Gamble Co.	58,246,119	1.6
633,673		Wal-Mart Stores, Inc.	34,173,985	0.9
		Other Securities	133,735,691	3.6
			393,105,604	10.6
		Energy: 12.0%
650,885		Chevron Corp.	59,393,256	1.6
475,244	S	ConocoPhillips	32,364,116	0.9
1,631,035	S	ExxonMobil Corp.	119,261,279	3.2
262,839		Occidental Petroleum Corp.	25,784,506	0.7
441,280		Schlumberger Ltd.	36,846,880	1.0
		Other Securities	171,136,794	4.6
			444,786,831	12.0
		Financials: 14.5%
3,262,098		Bank of America Corp.	43,516,387	1.2
559,700	@	Berkshire Hathaway, Inc.	44,837,567	1.2
9,396,301	@, S	Citigroup, Inc.	44,444,504	1.2
165,403		Goldman Sachs Group, Inc.	27,814,168	0.7
1,264,471		JPMorgan Chase & Co.	53,638,860	1.4
620,493		US Bancorp.	16,734,696	0.5
1,697,767		Wells Fargo & Co.	52,613,799	1.4
		Other Securities	255,159,445	6.9
			538,759,426	14.5

Shares			Value	Percent of Net Assets

COMMON STOCK: (continued)
		Health Care: 10.8%
500,028		Abbott Laboratories	$23,956,341	0.6
305,559	@	Amgen, Inc.	16,775,189	0.4
888,320		Johnson & Johnson	54,942,592	1.5
996,543	S	Merck & Co., Inc.	35,915,410	1.0
2,590,858		Pfizer, Inc.	45,365,924	1.2
		Other Securities	226,269,504	6.1
			403,224,960	10.8
		Industrials: 10.9%
231,262		3M Co.	19,957,911	0.6
237,282		Boeing Co.	15,485,023	0.4
205,280		Caterpillar, Inc.	19,226,525	0.5
3,446,300	S	General Electric Co.	63,032,825	1.7
319,876		United Parcel Service, Inc. - Class B	23,216,600	0.6
298,686		United Technologies Corp.	23,512,562	0.6
		Other Securities	240,283,808	6.5
			404,715,254	10.9
		Information Technology: 18.6%
296,669	@	Apple, Inc.	95,693,553	2.6
1,792,868	@	Cisco Systems, Inc.	36,269,720	1.0
666,472	@, S	EMC Corp.	15,262,209	0.4
80,695	@	Google, Inc. - Class A	47,930,409	1.3
733,484		Hewlett-Packard Co.	30,879,676	0.8
1,804,232		Intel Corp.	37,942,999	1.0
401,855	S	International Business Machines Corp.	58,976,240	1.6
2,435,202		Microsoft Corp.	67,990,840	1.8
1,252,004	S	Oracle Corp.	39,187,725	1.1
523,252		Qualcomm, Inc.	25,895,741	0.7
		Other Securities	233,324,504	6.3
			689,353,616	18.6
		Materials: 3.7%
152,310		Freeport-McMoRan Copper & Gold, Inc.	18,290,908	0.5
		Other Securities	120,019,332	3.2
			138,310,240	3.7
		Telecommunication Services: 3.1%
1,911,627		AT&T, Inc.	56,163,601	1.5
914,336		Verizon Communications, Inc.	32,714,942	0.9
		Other Securities	25,953,709	0.7
			114,832,252	3.1

See Accompanying Notes to Financial Statements

148

ING U.S. STOCK INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

Shares			Value	Percent of Net Assets

COMMON STOCK: (continued)
		Utilities: 3.3%
		Other Securities	$121,887,931	3.3
		Total Common Stock (Cost $3,099,558,867)	3,642,262,449	98.1

REAL ESTATE INVESTMENT TRUSTS: 1.5%
		Financials: 1.5%
		Other Securities	54,031,925	1.5
		Total Real Estate Investment Trusts (Cost $41,708,340)	54,031,925	1.5
		Total Long-Term Investments (Cost $3,141,267,207)	3,696,294,374	99.6

SHORT-TERM INVESTMENTS: 1.0%
		Mutual Funds: 0.3%
13,036,000		Blackrock Liquidity Funds TempFund Portfolio - Class I	13,036,000	0.3
		Total Mutual Funds (Cost $13,036,000)	13,036,000	0.3

		Securities Lending Collateralcc: 0.7%
24,589,724		BNY Mellon Overnight Government Fund(1)	24,589,724	0.7
425,091	R	BNY Institutional Cash Reserves Fund, Series B(1)(2)	340,073	0.0
		Total Securities Lending Collateral (Cost $25,014,815)	24,929,797	0.7
		Total Short-Term Investments (Cost $38,050,815)	37,965,797	1.0
		Total Investments in Securities (Cost $3,179,318,022)*	$3,734,260,171	100.6
		Other Assets and Liabilities - Net	(21,268,209)	(0.6)

		Net Assets	$3,712,991,962	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2010.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

@	Non-income producing security
cc	Securities purchased with cash collateral for securities loaned.
(1)	Collateral received from brokers for securities lending was invested in these short-term investments.
(2)

On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Portfolio’s position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.

S	All or a portion of this security has been identified by the Fund to cover future collateral requirements for applicable futures, options, swaps, foreign currency contracts and/or when-issued or delayed-delivery securities.
R	Restricted security
*	Cost for federal income tax purposes is $3,246,315,589.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$605,876,092
Gross Unrealized Depreciation	(117,931,510)

Net Unrealized Appreciation	$487,944,582

See Accompanying Notes to Financial Statements

149

ING U.S. STOCK INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2010 in valuing the Portfolio’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2010
Asset Table
Investments, at value
Common Stock*	$3,642,262,449	$—	$—	$3,642,262,449
Real Estate Investment Trusts	54,031,925	—	—	54,031,925
Short-Term Investments	37,625,724	—	340,073	37,965,797

Total Investments, at value	$3,733,920,098	$—	$340,073	$3,734,260,171

Other Financial Instruments+:
Futures	246,930	—	—	246,930

Total Assets	$3,734,167,028	$—	$340,073	$3,734,507,101

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio’s assets and liabilities during the period ended December 31, 2010:

	Beginning Balance 12/31/2009	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 12/31/2010
Asset Table
Investments, at value
Short-Term Investments	$340,073	$—	$—	$—	$—	$—	$—	$—	$340,073

Total Investments, at value	$340,073	$—	$—	$—	$—	$—	$—	$—	$340,073

As of December 31, 2010, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $0.

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
+	Other Financial Instruments are derivatives not reflected in the Summary Portfolio of Investments and may include open forward foreign currency contracts, futures, swaps, and written options.
Forward foreign currency contracts and futures are reported at their unrealized gain/loss at measurement date which represents the amount due to/from the Portfolio. Swaps and written options are reported at their market value at measurement date.
Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period. It is the policy of the Portfolio to recognize transfers at the end of the reporting period.
*	For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

ING U.S. Stock Index Portfolio Open Futures Contracts on December 31, 2010:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation
Long Contracts
S&P 500 E-Mini	322	03/18/11	$20,173,300	$246,930

			$20,173,300	$246,930

See Accompanying Notes to Financial Statements

150

ING U.S. STOCK INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2010 was as follows:

Derivatives not accounted for as hedging instruments Asset Derivatives	Location on Statement of Assets and Liabilities	Fair Value
Equity contracts	Net Assets-Unrealized appreciation*	$246,930

Total Asset Derivatives		$246,930

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2010 was as follows:

Derivatives not accounted for as hedging instruments	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Futures
Equity contracts	$18,029,479

Total	$18,029,479

Derivatives not accounted for as hedging instruments	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Futures
Equity contracts	$156,713

Total	$156,713

See Accompanying Notes to Financial Statements

151

TAX INFORMATION (UNAUDITED)

Dividends paid during the year ended December 31, 2010 were as follows:

Portfolio Name	Type	Per Share Amount

ING BlackRock Large Cap Growth Portfolio
Class ADV	NII	$0.0016
Class I	NII	$0.0426
Class S	NII	$0.0244
Class S2	NII	$0.0143

ING BlackRock Large Cap Value Portfolio
Class ADV	NII	$0.1547
Class I	NII	$0.1548
Class S	NII	$0.1311
Class S2	NII	$0.1153

ING Clarion Real Estate Portfolio
Class ADV	NII	$0.6933
Class I	NII	$0.7242
Class S	NII	$0.6876
Class S2	NII	$0.6629

ING Franklin Income Portfolio
Class ADV	NII	$0.5374
Class I	NII	$0.5375
Class S	NII	$0.5177
Class S2	NII	$0.5013

ING Franklin Mutual Shares Portfolio
Class ADV	NII	$0.0479
Class I	NII	$0.0479
Class S	NII	$0.0324

ING JPMorgan Small Cap Core Equity Portfolio
Class ADV	NII	$0.0248
Class I	NII	$0.0513
Class S	NII	$0.0325
Class S2	NII	$0.0126

ING Large Cap Growth Portfolio
Class ADV	NII	$0.0480
Class I	NII	$0.0481
Class S	NII	$0.0372
Class S2	NII	$0.0036

ING Limited Maturity Bond Portfolio
Class ADV	NII	$0.4208
Class I	NII	$0.4209
Class S	NII	$0.3928

ING Lord Abbett Growth and Income Portfolio
Class ADV	NII	$0.0476
Class I	NII	$0.0670
Class S	NII	$0.0448
Class S2	NII	$0.0334

152

TAX INFORMATION (UNAUDITED) (CONTINUED)

Portfolio Name	Type	Per Share Amount

ING PIMCO High Yield Portfolio
Class ADV	NII	$0.7111
Class I	NII	$0.7800
Class S	NII	$0.7553
Class S2	NII	$0.7135

ING Pioneer Equity Income Portfolio
Class ADV	NII	$0.1585
Class I	NII	$0.1950
Class S	NII	$0.1876

ING Pioneer Fund Portfolio
Class ADV	NII	$0.1164
Class I	NII	$0.1343
Class S	NII	$0.1092

ING Templeton Global Growth Portfolio
Class ADV	NII	$0.1327
Class I	NII	$0.1864
Class S	NII	$0.1624
Class S2	NII	$0.1495

ING U.S. Stock Index Portfolio
Class ADV	NII	$0.1425
Class I	NII	$0.1617
Class S	NII	$0.1348
Class S2	NII	$0.1251

NII - Net investment income

Of the ordinary distributions made during the year ended December 31, 2010, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:

ING BlackRock Large Cap Growth Portfolio	100.00%

ING BlackRock Large Cap Value Portfolio	100.00%

ING Franklin Income Portfolio	20.91%

ING Franklin Mutual Shares Portfolio	99.96%

ING JPMorgan Small Cap Core Equity Portfolio	100.00%

ING Large Cap Growth Portfolio	99.90%

ING Lord Abbett Growth and Income Portfolio	100.00%

ING PIMCO High Yield Portfolio	0.83%

ING Pioneer Equity Income Portfolio	100.00%

ING Pioneer Fund Portfolio	100.00%

ING Templeton Global Growth Portfolio	33.87%

ING U.S. Stock Index Portfolio	73.69%

153

TAX INFORMATION (UNAUDITED) (CONTINUED)

Pursuant to Section 853 of the Internal Revenue Code, the Portfolio below designates the following amounts as foreign taxes paid for the year ended December 31, 2010. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.

	Creditable Foreign Taxes Paid	Per Share Amount	Portion of Ordinary Income Distribution Derived from Foreign Sourced Income*

ING Templeton Global Growth Portfolio	$938,832	$0.0178	70.88%

*	None of the Portfolio’s income was derived from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. Shareholders are strongly advised to consult their own tax advisors regarding the appropriate treatment of foreign taxes paid.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

154

TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Trust are managed under the direction of the Board. A Trustee who is not an interested person of the Registrants, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about trustees of the Trust and is available, without charge, upon request at (800) 992-0180.

Name, Address and Age	Position(s) held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) - During the Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee(2)	Other Board Positions held by Trustee
Independent Trustees:

Colleen D. Baldwin 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Trustee	November 2007 -Present	President, Glantuam Partners, LLC (January 2009 - Present); and Consultant (January 2005 - Present).	138	None.

John V. Boyer(4) 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Trustee	January 2005 - Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation, (January 2008 - Present). Formerly, Consultant (July 2007 - February 2008); President and Chief Executive Officer, Franklin and Eleanor Roosevelt Institute, a public policy foundation, (March 2006 - July 2007); and Executive Director, The Mark Twain House & Museum (September 1989 - March 2006).	138	None.

Patricia W. Chadwick 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Trustee	January 2006 - Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 - Present).	138	Wisconsin Energy Corporation (June 2006 - Present) and The Royce Fund (December 2009 - Present).

Peter S. Drotch 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 68	Trustee	November 2007 - Present	Retired. Formerly, Partner, PricewaterhouseCoopers LLP, an accounting firm, until July 2000.	138	First Marblehead Corporation (September 2003- Present).

J. Michael Earley 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 65	Trustee	January 1997 - Present	Retired. Formerly, Banking President and Chief Executive Officer, Bankers Trust Company, N.A., Des Moines (June 1992 - December 2008).	138	None.

Patrick W. Kenny 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 67	Trustee	January 2005 - Present	Retired. Formerly, President and Chief Executive Officer, International Insurance Society (June 2001 - June 2009).	138	Assured Guaranty Ltd. (April 2004 - Present).

Sheryl K. Pressler 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Trustee	January 2006 - Present	Consultant (May 2001 - Present).	138	Stillwater Mining Company (May 2002 - Present).

Roger B. Vincent 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 65	Chairman and Trustee	January 1994 - Present	President, Springwell Corporation, a corporate finance firm (March 1989 - Present).	138	UGI Corporation (February 2006 - Present) and UGI Utilities, Inc. (February 2006 - Present).

155

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) - During the Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee(2)	Other Board Positions held by Trustee
Trustees who are “Interested Persons”:

Robert W. Crispin(5) 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 64	Trustee	November 2007 - Present	Retired. Chairman and Chief Executive Officer, ING Investment Management Co. (July 2001 - December 2007).	138	Intact Financial Corporation (December 2004 - Present) and PFM Group (November 2010 - Present).

Shaun P. Mathews (3)(5) 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Trustee	November 2007 - Present	President and Chief Executive Officer, ING Investments, LLC (November 2006 - Present). Formerly, Head of ING Mutual Funds and Investment Products (November 2004 - November 2006).	175	ING Retirement Holdings, Inc. (September 1998 - Present); ING Services Holding Company, Inc. (May 2000 - Present); ING Financial Advisers, LLC (April 2002 - Present); Southland Life Insurance Company (June 2002 - Present); ING Capital Corporation, LLC and ING Investments Distributor, LLC(7) (December 2005 - Present); ING Funds Services, LLC(8), ING Investments, LLC and ING Pilgrim Funding, Inc. (March 2006 - Present); and Directed Services LLC (December 2006 - Present)(9).

(1)

The tenure of each Trustee is subject to the Board’s retirement policy, which states that each Independent Trustee shall retire from service as a Trustee at the conclusion of the first regularly scheduled meeting of the Board that is held after the Trustee reaches the age of 72. A unanimous vote of the Board may extend the retirement date of a Trustee for up to one year. An extension may be permitted if the retirement would trigger a requirement to hold a meeting of shareholders of the Fund under applicable law, whether for purposes of appointing a successor to the Trustee or if otherwise necessary under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer needed.

(2)

For the purposes of this table (except for Mr. Mathews),”Fund Complex” means the following investment companies: ING Asia Pacific High Dividend Equity Income Fund, ING Emerging Markets High Dividend Equity Fund; ING Emerging Markets Local Bond Fund; ING Equity Trust; ING Funds Trust; ING Global Equity Dividend and Premium Opportunity Fund; ING Global Advantage and Premium Opportunity Fund; ING Infrastructure, Industrials, and Materials Fund; ING International High Dividend Equity Income Fund; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Prime Rate Trust; ING Risk Managed Natural Resources Fund; ING Senior Income Fund; ING Separate Portfolios Trust; ING Variable Insurance Trust; ING Variable Products Trust; and ING Partners, Inc.

(3)

For Mr. Mathews, the Fund Complex also includes the following investment companies: ING Series Fund, Inc.; ING Strategic Allocation Portfolios, Inc.; ING Variable Funds; ING Variable Portfolios, Inc.; ING Balanced Portfolio, Inc.; ING Intermediate Bond Portfolio; and ING Money Market Portfolio.

(4)

Mr. Boyer held a seat on the Board of Directors of The Mark Twain House & Museum from September 1989 to November 2005. ING Groep N.V. makes non-material, charitable contributions to The Mark Twain House & Museum.

(5)

Messrs. Mathews and Crispin are deemed to be “interested persons” of the Fund as defined in the 1940 Act because of their relationship with ING Groep, N.V., the parent corporation of the Investment Adviser, Directed Services LLC and the Distributor, ING Investments Distributor, LLC.

(6)

ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before it was known as Pilgrim America Investments, Inc.

(7)

ING Investments Distributor, LLC was previously named ING Funds Distributor, LLC. ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that, was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

(8)

ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the successor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that, was known as Pilgrim America Group, Inc.

(9)	Directed Services LLC is the successor in interest to Directed Services, Inc.

156

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) - During the Past 5 Years

Shaun P. Mathews(5) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	President and Chief Executive Officer	November 2006 - Present	President and Chief Executive Officer, ING Investments, LLC (November 2006 - Present). Formerly, Head of ING Mutual Funds and Investment Products (November 2004 - November 2006).

Michael J. Roland 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Executive Vice President	March 2003 - Present	Executive Vice President and Chief Operating Officer, ING Investments, LLC(2) and ING Funds Services, LLC(3) (January 207 - Present). Formerly, Executive Vice President, Head of Product Management (January 2005 - January 2007).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 60	Executive Vice President and Chief Investment Risk Officer	March 2003 - Present September 2009 - Present	Executive Vice President, ING Investments, LLC(2) (July 2000 - Present) and Chief Investment Risk Officer, ING Investments, LLC(2) (January 2003 - Present).

Joseph M. O’Donnell 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Executive Vice President and Chief Compliance Officer	March 2006 - Present November 2004 - Present	Chief Compliance Officer of the ING Funds (November 2004 - Present); Executive Vice President of the ING Funds (March 2006 - Present); Chief Compliance Officer of ING Investments, LLC(2) (March 2006 - July 2008 and October 2009- Present); and Investment Advisor Chief Compliance Officer, Directed Services LLC(6) (March 2006 - July 2008 and October 2009- Present). Formerly, Investment Advisor Chief Compliance Officer, ING Life Insurance and Annuity Company (March 2006 - December 2006).

Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 43	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 - Present	Senior Vice President, ING Funds Services, LLC(3) (March 2005 - Present).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Senior Vice President	November 2003 - Present	Senior Vice President, ING Investments, LLC(2) (October 2003 - Present).

Robert Terris 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 40	Senior Vice President	May 2006 - Present	Senior Vice President, Head of Division Operations, ING Funds Services, LLC(3) (May 2006 - Present). Formerly, Vice President of Administration, ING Funds Services, LLC(3) (October 2001 - May 2006).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 43	Vice President and Treasurer	November 1999 - Present	Vice President and Treasurer, ING Funds Services, LLC(3) (November 1995 - Present) and ING Investments, LLC(2) (August 1997 - Present).

Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Vice President	February 2003 - Present	Vice President, ING Investments, LLC(2) and ING Funds Services, LLC (3)(February 1996 - Present); Director of Compliance, ING Investments, LLC(2) (October 2004 - Present); and Vice President and Money Laundering Reporting Officer, ING Investments Distributor, LLC(4) ( April 2010 - Present). Formerly, Chief Compliance Officer, ING Investments Distributor, LLC (4) (August 1995 - April 2010).

William Evans 10 State House Square Hartford, Connecticut 06103 Age: 38	Vice President	September 2007 - Present	Senior Vice President (March 2010 - Present) and Head of Manager Research and Selection Group (April 2007 - Present). Formerly, Vice President, U.S. Mutual Funds and Investment Products (May 2005 - April 2007).

Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Vice President	September 2004 - Present	Vice President, ING Funds Services, LLC(3) (September 2004 - Present).

Denise Lewis 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Vice President	January 2007 - Present	Vice President, ING Funds Services, LLC (December 2006 - Present). Formerly, Senior Vice President, UMB Investment Services Group, LLC (November 2003 - December 2006).

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TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) - During the Past 5 Years

Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Vice President	March 2006 - Present	Vice President, ING Investment Management -ING Funds (March 2010 - Present); Vice President, ING Funds Services, LLC(3) (March 2006 - Present) and Managing Paralegal, Registration Statements (June 2003 - Present). Formerly, Assistant Vice President, ING Funds Services, LLC(3) (August 2004 - March 2006).

Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 41	Assistant Vice President	May 2008 - Present	Assistant Vice President - Director of Tax, ING Funds Services (March 2008 - Present). Formerly, Tax Manager, ING Funds Services (March 2005 - March 2008).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Secretary	August 2003 - Present	Senior Vice President and Chief Counsel, ING Investment Management -ING Funds (March 2010- Present). Formerly, Chief Counsel, ING Americas, U.S. Legal Services (October 2003 - March 2010).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Assistant Secretary	August 2003 - Present	Vice President and Senior Counsel, ING Investment Management - ING Funds (March 2010-Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008 - March 2010) and Counsel, ING Americas, U.S. Legal Services (April 2003 - April 2008).

Kathleen Nichols 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 35	Assistant Secretary	May 2008 - Present	Vice President and Counsel, ING Investment Management - ING Funds (March 2010 - Present). Formerly, Counsel, ING Americas, U.S. Legal Services (February 2008 - March 2010) and Associate, Ropes & Gray LLP (September 2005 - February 2008)

Paul Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Assistant Secretary	June 2010 –Present	Vice President and Senior Counsel, ING Investment Management -ING Funds (March 2010-Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008 - March 2010) and Counsel, ING Americas, U.S. Legal Services (May 2005 - April 2008).

(1)	The officers hold office until the next annual meeting of the Trustees and until their successors shall have been elected and qualified.
(2)

ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(3)

ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the successor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

(4)

ING Investments Distributor, LLC was previously named ING Funds Distributor, LLC. ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that, was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

(5)	Mr. Mathews commenced services as CEO and President of the ING Funds on November 11, 2006.
(6)	Directed Services LLC is the successor in interest to Directed Services, Inc.

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ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

BOARD CONSIDERATION AND RE-APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) provides that, after an initial period, the Portfolios’ existing investment advisory and sub-advisory contracts will remain in effect only if the Board of Trustees (the “Board”) of ING Investors Trust (the “Trust”), including a majority of Board members who have no direct or indirect interest in the advisory and sub-advisory contracts, and who are not “interested persons” of the Portfolios, as such term is defined under the 1940 Act (the “Independent Trustees”), annually review and approve them. Thus, at a meeting held on November 18, 2010, the Board, including a majority of the Independent Trustees, considered whether to renew the investment advisory contracts (the “Advisory Contracts”) between ING Investments, LLC or Directed Services LLC, as applicable (each an “Adviser” and together, the “Adviser”) and the Portfolios and the sub-advisory contracts (“Sub-Advisory Contracts”) with the sub-adviser to each Portfolio (the “Sub-Advisers”).

The Independent Trustees also held separate meetings on October 21 and November 16, 2010 to consider the renewal of the Advisory Contracts and Sub-Advisory Contracts. As a result, subsequent references herein to factors considered and determinations made by the Independent Trustees include, as applicable, factors considered and determinations made on those earlier dates by the Independent Trustees.

At its November 18, 2010 meeting, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolios. In reaching these decisions, the Board took into account information furnished to it throughout the year at regular meetings of the Board and the Board’s committees, as well as information prepared specifically in connection with the annual renewal process. Determinations by the Independent Trustees also took into account various factors that they believed, in light of the legal advice furnished to them by K&L Gates LLP (“K&L Gates”), their independent legal counsel, and their own business judgment, to be relevant. Further, while the Advisory Contracts and Sub-Advisory Contracts for all the Portfolios were considered at the same Board meeting, the Trustees considered each Portfolio’s advisory and sub-advisory relationships separately.

Provided below is an overview of the Board’s contract approval process in general, as well as a discussion of certain specific factors that the Board considered at its renewal meeting. While the Board gave its attention to the information furnished, at its request, that was most relevant to its considerations, discussed below are a number of the primary factors relevant to the Board’s consideration as to whether to renew the Advisory and Sub-Advisory Contracts for the one-year period ending November 30, 2011. Each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to each Portfolio’s advisory and sub-advisory arrangements.

Overview of the Contract Renewal and Approval Process

Several years ago, the Independent Trustees instituted a revised process by which they seek and consider relevant information when they decide whether to approve new or existing advisory and sub-advisory arrangements for the investment companies in the ING Funds complex under their jurisdiction, including the Portfolios’ existing Advisory and Sub-Advisory Contracts. Among other actions, the Independent Trustees: retained the services of independent consultants with experience in the mutual fund industry to assist the Independent Trustees in working with the personnel employed by the Adviser or its affiliates who administer the Portfolios (“Management”) to identify the types of information presented to the Board to inform its deliberations with respect to advisory and sub-advisory relationships and to help evaluate that information; established a specific format in which certain requested information is provided to the Board; and determined the process for reviewing such information in connection with Advisory and Sub-Advisory Contract renewals and approvals. The end result was an enhanced process which is currently employed by the Independent Trustees to review and analyze information in connection with their annual renewal of the ING Funds’ advisory and sub-advisory contracts, as well as their review and approval of new advisory relationships.

Since the current renewal and approval process was first implemented, the Board’s membership has changed substantially through periodic retirements of some Trustees and the appointment and election of new Trustees. In addition, throughout this period the Independent Trustees have reviewed and refined the renewal and approval process at least annually. The Board also established a Contracts Committee and two Investment Review Committees (“IRCs”). Among other matters, the Contracts Committee provides oversight

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ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

with respect to the contracts renewal and an approval process, and each Portfolio is assigned to IRC, which provides oversight regarding, among other matters, investment performance. The Investment Review Committees may apply a heightened level of scrutiny in cases where performance has lagged an ING Fund’s relevant benchmark and/or selected peer group of investment companies (“Selected Peer Groups”).

The type and format of the information provided to the Board or to legal counsel for the Independent Trustees in connection with the contract approval and renewal process has been codified in the ING Funds’ 15(c) Methodology Guide. This Guide was developed under the direction of the Independent Trustees and sets out a blueprint pursuant to which the Independent Trustees request certain information that they deem important to facilitate an informed review in connection with initial and annual approvals of advisory and sub-advisory contracts.

Management provides certain of the information requested by the 15(c) Methodology Guide in Fund Analysis and Comparison Tables (“FACT sheets”) prior to the Independent Trustees’ review of advisory and sub-advisory arrangements (including the Portfolios’ Advisory and Sub-Advisory Contracts). The Independent Trustees previously retained an independent firm to verify and test the accuracy of certain FACT sheet data for a representative sample of funds in the ING Funds complex. In addition, in recent years the Contracts Committee employed the services of an independent consultant to assist in its review and analysis of, among other matters, the 15(c) Methodology Guide, the content and format of the FACT sheets, and proposed Selected Peer Groups to be used by the Portfolios for certain comparison purposes during the renewal process. As part of an ongoing process, the Contracts Committee recommends or considers recommendations from Management for refinements to the 15(c) Methodology Guide and other aspects of the review process, and the Board’s IRCs review benchmarks used to assess the performance of funds in the ING Funds complex.

The Board employed its process for reviewing contracts when considering the renewals of the Portfolios’ Advisory and Sub-Advisory Contracts that would be effective through November 30, 2011. Set forth below is a discussion of many of the Board’s primary considerations and conclusions resulting from this process.

Nature, Extent and Quality of Service

In determining whether to approve the Advisory and Sub-Advisory Contracts for the Portfolios for the year ending November 30, 2011, the Independent Trustees received and evaluated such information as they deemed necessary regarding the nature, extent and quality of services provided to the Portfolios by the Adviser and Sub-Advisers. This included information regarding the Adviser and Sub-Advisers provided throughout the year at regular meetings of the Board and its committees, as well as information furnished in connection with the contract renewal meetings.

The materials requested by and provided to the Board and/or to K&L Gates prior to the November 18, 2010 Board meeting included, among other information, the following items for each Portfolio: (1) FACT sheets that provided information regarding the performance and expenses of the Portfolio and other similarly managed funds in its Selected Peer Group, as well as information regarding the Portfolio’s investment portfolio, objective and strategies; (2) reports providing risk and attribution analyses of the Portfolio; (3) the 15(c) Methodology Guide, which describes how the FACT sheets were prepared, including the manner in which each Portfolio’s benchmark and Selected Peer Group were selected and how profitability was determined; (4) responses from the Adviser and relevant Sub-Adviser or Sub-Advisers to a series of questions posed by K&L Gates on behalf of the Independent Trustees; (5) copies of the forms of Advisory and Sub-Advisory Contracts; (6) copies of the Forms ADV for the Adviser and Sub-Advisers; (7) financial statements for the Adviser and Sub-Adviser; (8) a draft of a narrative summary addressing key factors the Board customarily considers in evaluating the renewals of the ING Funds’ (including the Portfolio’s) advisory contracts and sub-advisory contracts, including a written analysis for the Portfolio of how performance, fees and expenses compare to its Selected Peer Group and/or designated benchmark; (9) independent analyses of Portfolio performance by the Trust’s Chief Investment Risk Officer; (10) information regarding net asset flows into and out of the Portfolio; and (11) other information relevant to the Board’s evaluations.

For each Portfolio, with the exception of ING Franklin Income Portfolio, ING Franklin Mutual Shares Portfolio, ING Pioneer Equity Income Portfolio, ING Pioneer Fund Portfolio and ING U.S. Stock Index Portfolio, Service Class (“Class S”) shares were used for purposes of certain comparisons between the Portfolios and their Selected Peer Groups. Class S shares generally were

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ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

selected so that a Portfolio’s share class with the longest performance history was compared to the analogous class of shares for each fund in its Selected Peer Group. Institutional Class (“Class I”) shares were used for ING Franklin Income Portfolio, ING Franklin Mutual Shares Portfolio, ING Pioneer Equity Income Portfolio, ING Pioneer Fund Portfolio and ING U.S. Stock Index Portfolio because this class has the longest performance history for the respective Portfolios, and at one time was the only class available for purposes of comparison with the Portfolio’s Selected Peer Groups. The mutual funds included in the Portfolios’ Selected Peer Groups were selected based upon criteria designed to mirror the Portfolio share class being compared to the Selected Peer Group.

In arriving at its conclusions with respect to the Advisory Contracts, the Board was mindful of the “manager-of-managers” platform of the ING Funds that has been developed by Management. The Board also considered the techniques that the Adviser has developed, at the Board’s direction, to screen and perform due diligence on the Sub-Advisers that are recommended to the Board to manage the investment portfolios of the funds in the ING Funds complex. The Board noted the resources that the Adviser has committed to the Board and the IRCs to assist the Board and the IRCs with their assessment of the investment performance of the Portfolios on an on-going basis throughout the year. This includes the appointment of a Chief Investment Risk Officer and his staff, who report directly to the Board and who have developed attribution analyses and other metrics used by the Board’s Investment Review Committees to analyze the key factors underlying investment performance for the funds in the ING Funds complex.

The Board also noted the techniques used by the Adviser to monitor the performance of the Sub-Advisers and the proactive approach that the Adviser, working in cooperation with the I/B/F IRC, has taken to advocate or recommend, when it believed appropriate, changes designed to assist in improving the Portfolios’ performance.

In considering the Portfolios’ Advisory Contracts, the Board also considered the extent of benefits provided to the Portfolios’ shareholders, beyond advisory services, from being part of the ING family of funds. This includes, in most cases, the right to exchange or transfer investments, without a sales charge, between the same class of shares of such funds or among ING Funds available on a product platform, and the wide range of ING Funds available for exchange or transfer.

The Board also took into account the Adviser’s efforts in recent years to reduce the expenses of the ING Funds through renegotiated arrangements with the ING Funds’ service providers. In addition, the Board considered the efforts of the Adviser and the expenses that it incurred in recent years to help make the ING Funds complex more efficient by combinations of similar funds.

Further, the Board received periodic reports showing that the investment policies and restrictions for each Portfolio were consistently complied with and other periodic reports covering matters such as compliance by Adviser and Sub-Adviser personnel with codes of ethics. The Board considered reports from the Trust’s Chief Compliance Officer (“CCO”) evaluating whether the regulatory compliance systems and procedures of the Adviser and each Sub-Adviser are reasonably designed to assure compliance with the federal securities laws, including those related to, among others, late trading and market timing, best execution, fair value pricing, proxy voting and trade allocation practices. The Board also took into account the CCO’s annual and periodic reports and recommendations with respect to service provider compliance programs. In this regard, the Board also considered the policies and procedures developed by the CCO in consultation with the Board’s Compliance Committee that guide the CCO’s compliance oversight function.

The Board reviewed the level of staffing, quality and experience of each Portfolio’s portfolio management team. The Board took into account the respective resources and reputations of the Adviser and Sub-Advisers, and evaluated the ability of the Adviser and the Sub-Advisers to attract and retain qualified investment advisory personnel. The Board also considered the adequacy of the resources committed to the Portfolios (and other relevant funds in the ING Funds complex) by the Adviser and Sub-Advisers, and whether those resources are commensurate with the needs of the Portfolios and are sufficient to sustain appropriate levels of performance and compliance needs. In this regard, the Board considered the financial stability of the Adviser and the Sub-Advisers.

Based on their deliberations and the materials presented to them, the Board concluded that the advisory and related services provided by the Adviser and each Sub-Adviser are appropriate in light of the Portfolios’ operations, the competitive landscape of the investment company business, and investor needs, and that the nature and quality of the overall services provided by the Adviser and the Sub-Advisers were appropriate.

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ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Portfolio Performance

In assessing advisory and sub-advisory relationships, the Board placed emphasis on the net investment returns of each Portfolio. While the Board considered the performance reports and discussions with portfolio managers at Board and committee meetings during the year, particular attention in assessing performance was given to the FACT sheets furnished in connection with the renewal process. The FACT sheet prepared for each Portfolio included its investment performance compared to the Portfolio’s Morningstar category median and/or Lipper category median, Selected Peer Group and primary benchmark. The FACT sheet performance data was as of June 30, 2010. In addition, the Board also considered at its November 18, 2010 meeting certain additional data regarding performance and Portfolio asset levels as of September 30, 2010. The Board’s findings specific to each Portfolio’s performance are discussed under “Portfolio-by-Portfolio Analysis” below.

Economies of Scale

When evaluating the reasonableness of advisory fee rates, the Board also considered whether economies of scale will be realized by the Adviser and Sub-Adviser as a Portfolio grows larger and the extent to which any such economies are reflected in contractual fee rates. In this regard, the Board noted any breakpoints in advisory fee schedules that will result in a lower advisory fee rate when a Portfolio achieves sufficient asset levels to receive a breakpoint discount. In the case of sub-advisory fees, the Board considered that breakpoints would inure to the benefit of the Adviser, except to the extent that there are corresponding advisory fee breakpoints or waivers. The Board also considered that some of the Portfolios do not have advisory fee breakpoints do have fee waiver or expense reimbursement arrangements. In this connection, the Board considered the extent to which economies of scale could be realized through such fee waivers, expense reimbursements or other expense reductions. In evaluating fee breakpoint arrangements and economies of scale, the Independent Trustees also considered prior periodic management reports and industry information on this topic.

The Board considered that there has not been a full year recovery for many Portfolios from the substantial decline in assets caused by adverse economic conditions in recent years. As a result of these asset declines, the Board considered that there were fewer opportunities for certain of the Portfolios to realize economies of scale.

Information Regarding Services to Other Clients

The Board requested and considered information regarding the nature of services and fee rates offered by the Adviser and Sub-Advisers to other clients, including other registered investment companies and institutional accounts. When fee rates offered to other clients differed materially from those charged to the Portfolios, the Board considered any underlying rationale provided by the Adviser or a Sub-Adviser for these differences. For unaffiliated Sub-Advisers, the Board did not view this information as being a key factor in its deliberations because of the arms-length nature of negotiations between the Adviser and unaffiliated Sub-Advisers with respect to sub-advisory fee rates. The Board also noted that the fee rates charged to the Portfolios and other institutional clients of the Adviser or a Sub-Adviser (including other investment companies) may differ materially due to, among other reasons: differences in services; different regulatory requirements associated with registered investment companies, such as the Portfolios, as compared to non-registered investment company clients; market differences in fee rates that existed when a Portfolio first was organized; differences in the original sponsors of Portfolios that now are managed by the Adviser; investment capacity constraints that existed when certain contracts were first agreed upon or that might exist at present; and different pricing structures that are necessary to be competitive in different marketing channels.

Fee Rates and Profitability

The Board reviewed and considered each contractual investment advisory fee rate, combined with the administrative fee rate, payable by each Portfolio to the Adviser. The Board also considered the contractual sub-advisory fee rate payable by the Adviser to each Sub-Adviser for sub-advisory services for each Portfolio. In addition, the Board considered fee waivers and expense limitations applicable to the fees payable by the Portfolios.

The Board considered: (1) the fee structure of each Portfolio as it relates to the services provided under the contracts; and (2) the potential fall-out benefits to the Adviser and the Sub-Advisers and their respective affiliates from their association with the Portfolios. For each Portfolio, the Board determined that the fees payable to the Adviser and the Sub-Advisers are reasonable for the services that each performs, which were considered in light of the nature and quality of the services that each has performed and is expected to perform.

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ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

For each Portfolio, the Board considered information on revenues, costs and profits realized by the Adviser and each affiliated Sub-Adviser, which was prepared by Management in accordance with the allocation methodology (including related assumptions) specified in the 15(c) Methodology Guide. In analyzing the profitability of the Adviser in connection with its services to a Portfolio, the Board took into account the sub-advisory fee rate payable by the Adviser to each Sub-Adviser. The Board also considered that there has not yet been a full recovery for many Portfolios from the substantial decline in assets caused by adverse economic conditions in recent years, which, in many cases, has adversely impacted profits realized by the Adviser and Sub-Advisers affiliated with the Adviser. In addition, the Board considered information that it requested and was provided by Management with respect to the profitability of service providers affiliated with the Adviser. The Board did not request profitability data from the Sub-Advisers that were not affiliated with the Adviser because the Board did not view this data as imperative to its deliberations, given the arm’s-length nature of the relationship between the Adviser and these non-affiliated Sub-Advisers with respect to the negotiation of sub-advisory fee rates, as well as the fact that many of the Portfolios’ Sub-Advisers traditionally have not accounted for their profits on an account-by-account basis.

The Board recognized that profitability analysis is not an exact science and there is no uniform methodology for determining profitability for this purpose. In this context, the Board realized that Management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Portfolios’ operations may not be fully reflected in the expenses allocated to each Portfolio in determining profitability, and that the information presented may not portray all of the costs borne by Management or capture Management’s entrepreneurial risk associated with offering and managing a mutual fund complex in the current regulatory and market environment. In addition, the Board recognized that the use of different methodologies for purposes of calculating profit data can give rise to dramatically different profit and loss results.

At the request of the Board, the Adviser has from time to time agreed to implement remedial actions for certain Portfolios. These remedial actions have included, among others: reductions in fee rates; changes in Sub-Advisers or portfolio managers; and strategy modifications.

In making its determinations, the Board based its conclusions on the reasonableness of the advisory and sub-advisory fees of the Adviser and affiliated Sub-Adviser primarily on the factors described for each Portfolio below.

Portfolio-by-Portfolio Analysis

The following paragraphs outline certain of the specific factors that the Board considered, and the conclusions reached, at its November 18, 2010 meeting in relation to renewing each Portfolio’s current Advisory and Sub-Advisory Contracts. These specific factors are in addition to those considerations discussed above. In each case, the Portfolio’s performance was compared to its Morningstar category median and its primary benchmark, a broad-based securities market index that appears in the Portfolio’s prospectus. With respect to Morningstar quintile rankings, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. Each Portfolio’s management fee and expense ratio were compared to the fees and expense ratios of the funds in its Selected Peer Group.

ING BlackRock Large Cap Growth Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING BlackRock Large Cap Growth Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2010: (1) the Portfolio outperformed its Morningstar category median for the year-to-date and one-year periods, but underperformed for the most recent calendar quarter, three-year, and five-year periods; (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the year-to-date period, during which it outperformed; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the year-to-date period, the third quintile for the most recent calendar quarter and one-year periods, and the fourth quintile for the three-year and five-year periods.

In analyzing this performance data, the Board took into account: (1) that in October 2010, the Portfolio’s management team was modified and it is reasonable to permit the current management team time to establish a longer performance record for the purpose of evaluating performance; and (2) that Management would continue to monitor, and the Board or its Investment Review Committee would periodically review, the Portfolio’s investment performance.

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ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under and Advisory Contract with a breakpoint fee rate schedule where the asset level necessary to achieve a breakpoint discount has not been reached by the Portfolio; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is equal to the median and below the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) Management would continue to monitor , and the Board or its Investment Review Committee would periodically review, the Portfolio’s investment performance; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2011. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING BlackRock Large Cap Value Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING BlackRock Large Cap Value Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2010: (1) the Portfolio underperformed its Morningstar category median for all periods presented; (2) the Portfolio underperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the fourth quintile of its Morningstar category for the most recent calendar quarter, and the fifth (lowest) quintile for the year-to-date, one-year, three-year, and five-year periods.

In analyzing this performance data, the Board took into account that the Board, at its October 2010 meeting, had approved the merger of the Portfolio into the ING T. Rowe Price Equity Income Portfolio and this merger occurred on January 21, 2011 upon approval by the Portfolio’s shareholders.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee rate schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) that the Portfolio will likely merge into the ING T. Rowe Price Equity Income Portfolio in January 2011; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2011. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Clarion Real Estate Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Clarion Real Estate Portfolio (formerly, ING Van Kampen Real Estate Portfolio), the Board considered that, based on performance data for the periods ended June 30, 2010: (1) the Portfolio outperformed its Morningstar category median for all periods presented; (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the year-to-date period, during which it underperformed; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the one-year, five-year, and ten-year periods, the second quintile for the most recent calendar quarter, and the third quintile for the year-to-date and three-year periods.

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In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee rate schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2011. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Franklin Income Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Franklin Income Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2010: (1) the Portfolio outperformed its Morningstar category median for all periods presented, with the exception of the three-year period, during which it underperformed; (2) the Portfolio outperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the one-year period, the third quintile for the most recent calendar quarter and year-to-date periods, and the fifth (lowest) quintile for the three-year period.

In analyzing this performance data, the Board took into account: (1) Management’s analysis of the effect that volatility and the Portfolio’s high-yield investment strategy had on the Portfolio’s performance; (2) that

Management would continue to monitor, and the Board or its Investment Review Committee would periodically review, the Portfolio’s performance; and (3) Management’s expectation that the Portfolio’s longer-term performance will improve.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s advisory fee rates, which resulted in lower fees at higher asset levels; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of a 0.10% administration fee) for the Portfolio is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) Management would continue to monitor, and the Board or its Investment Review Committee would periodically review, the Portfolio’s investment performance; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2011. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Franklin Mutual Shares Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Franklin Mutual Shares Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2010: (1) the Portfolio outperformed its Morningstar category median for all periods presented; (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the three-year period, during which it underperformed; and (3) the Portfolio is ranked in the first (highest)

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quintile of its Morningstar category for the most recent calendar quarter and year-to-date periods, and the second quintile for the one-year and three-year periods.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee rate schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2011. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING JPMorgan Small Cap Core Equity Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING JPMorgan Small Cap Core Equity Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2010: (1) the Portfolio outperformed its Morningstar category median for all periods presented, with the exception of the one-year period, during which it underperformed; (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the one-year period, during which it underperformed; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the year-to-date period, the second quintile for the most recent calendar quarter, three-year, and five-year periods, and the third quintile for the one-year period.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s advisory fee rates, which result in lower fees at higher asset levels; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2011. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Large Cap Growth Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Large Cap Growth Portfolio (formerly, ING Wells Fargo Omega Growth Portfolio), the Board considered that, based on performance data for the periods ended June 30, 2010: (1) the Portfolio outperformed its Morningstar category median for all periods presented, with the exception of the most recent calendar quarter and year-to-date periods, during which it underperformed; (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the most recent calendar quarter and year-to-date periods, during which it underperformed; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the three-year and five-year

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periods, the second quintile for the one-year period, and the fourth quintile for the most recent calendar quarter and year-to-date periods.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all the factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2011. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Limited Maturity Bond Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Limited Maturity Bond Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2010: (1) the Portfolio outperformed its Morningstar category median for the five-year and ten-year periods, underperformed for the most recent calendar quarter, year-to-date, and one-year periods, and matched the performance for the three-year period; (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the one-year period, during which it outperformed; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the ten-year period, the third quintile for the most recent calendar quarter, three-year, and five-year periods, and the fourth quintile for the year-to-date and one-year periods.

In analyzing this performance data, the Board took into account that Management would continue to monitor and the Board or its Investment Review Committee would periodically review, the Portfolio’s investment performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s advisory fee rates, which result in lower fees at higher assets levels; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) Management would continue to monitor and the Board at its Investment Review Committee would periodically review, the Portfolio’s investment performance; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2011. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Lord Abbett Growth and Income Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Lord Abbett Growth and Income Portfolio (formerly, ING Lord Abbett Affiliated Portfolio), the Board considered that, based on performance data for the periods ended June 30, 2010: (1) the Portfolio outperformed its Morningstar category median for the year-to-date, three-year, and five-year periods, but underperformed for the most recent calendar quarter, one-year, and

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ten-year periods; (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exceptions of the three-year and five-year periods, during which it outperformed; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the year-to-date period, the third quintile for the one-year, three-year, and five-year periods, and the fourth quintile for the most recent calendar quarter and ten-year periods.

In analyzing this performance data, the Board took into account that the Board, at its September 2010 meeting, approved the merger of the Portfolio into the ING Large Cap Value Portfolio and this merger occurred on January 21, 2011 upon approval by the Portfolio’s shareholders.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of compensation under an Advisory Contract with a breakpoint fee rate schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median and above the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) that the Portfolio will likely merge into the ING Large Cap Value Portfolio in January 2011; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2011. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING PIMCO High Yield Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING PIMCO

High Yield Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2010: (1) the Portfolio outperformed its Morningstar category median for all periods presented; (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the most recent calendar quarter, during which it underperformed; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the year-to-date, one-year, three-year, and five-year periods, and in the third quintile for the most recent calendar quarter.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2011. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Pioneer Equity Income Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Pioneer Equity Income Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2010: (1) the Portfolio outperformed its Morningstar category median for all periods presented; (2) the Portfolio outperformed its primary benchmark

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for all periods presented; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the most recent calendar quarter, year-to-date, and one-year periods, and the second quintile for the three-year period.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee rate schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of a 0.10% administration fee) for the Portfolio is equal to the median and above the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2011. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

Board Consideration and Approval of New Sub-Advisory Contracts for ING Pioneer Equity Income Portfolio

ING Pioneer Equity Income Portfolio had been sub-advised by Pioneer Investment Management, Inc. (“Pioneer”) since its inception in May 2007. At a meeting of the Board held on September 30, 2010 the Board, including a majority of the Independent Trustees, determined to: (1) terminate Pioneer as sub-adviser to the Portfolio following a notice period; (2) appoint each of ING Investment Management Co. (“IIM US”), ING Investment Management Advisors

B.V. (“IIM Europe”), ING Investment Management Asia/Pacific (Hong Kong) Limited (“IIM Asia/Pacific” and collectively, “ING IM”) as a sub-adviser to the Portfolio; and (3) approve Sub-Advisory Contracts with IIM US, IIM Europe and IIM Asia Pacific under which each would serve as a Sub-Adviser to the Portfolio. The Sub-Advisory Contracts are expected become effective on or about January 21, 2010.

In determining whether to approve the Sub-Advisory Contract with IIM US, the Board received and evaluated such information as it deemed necessary for an informed determination of whether the Sub-Advisory Contract should be approved for the Portfolio. The materials provided to the Board to inform its consideration of whether to approve the Sub-Advisory Contract with IIM US included the following: (1) IIM US’s presentation before the Domestic Equity Funds Investment Review Committee at its September 29, 2010 meeting; (2) memoranda and related materials provided to the Board in advance of its September 30, 2010 meeting discussing: (a) Management’s rationale for recommending that IIM US serve as Sub-Adviser to the Portfolio, (b) the performance of IIM US in managing the Large Cap Value Institutional Composite (the “Composite”) (the “IIM US Composite”), which is managed in an investment style that is similar to its proposed management of the Portfolio (with such performance being compared against relevant benchmark indices and Morningstar Category averages), and (c) IIM US’s considerable firm-wide resources, investment philosophy, and the firm’s overall investment process; (3) Portfolio Analysis and Comparison Tables for the Portfolio that provide information about the performance of the IIM US Composite and the performance of the Portfolio’s proposed Selected Peer Group; (4) IIM US’s responses to inquiries from K&L Gates LLP, counsel to the Independent Trustees; (5) supporting documentation, including copies of the forms of the Sub-Advisory Contract with IIM US; and (6) other information relevant to the Board’s evaluation.

In determining whether to approve the Sub-Advisory Contracts with IIM Asia/Pacific and IIM Europe, the Board received and evaluated such information as it deemed necessary for an informed determination of whether the Sub-Advisory Contracts should be approved for the Portfolio. The materials provided to the Board to inform its consideration of whether to approve the Sub-Advisory Contracts with IIM Asia/Pacific and IIM Europe included the following: (1) memoranda and related materials provided to the

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Board in advance of its September 30, 2010 meeting discussing: (a) Management’s rationale for recommending that IIM Asia/Pacific and IIM Europe each serve as a Sub-Adviser to the Portfolio and (b) the “global ING IM multi-manager” approach utilized when engaging ING-affiliated sub-advisers to manage the assets of an ING Fund; (2) responses from each of IIM Asia/Pacific and IIM Europe to inquiries from K&L Gates LLP; (3) supporting documentation, including copies of the forms of the Sub-Advisory Contracts with IIM Asia/Pacific and IIM Europe; and (4) other information relevant to the Board’s evaluation. The Board also considered Management’s representations that there was no immediate intention to allocate assets of the Portfolio to be managed on a day-to-day by IIM Asia/Pacific and IIM Europe and that at such time as either IIM Asia/Pacific or IIM Europe is directed by the Adviser to provide investment advisory services to all or a portion of the assets of the Portfolio, Management will undertake to provide the Board and counsel to the Independent Trustees with additional information regarding its services relevant to the Board’s evaluation.

In reaching its decision to engage ING IM, the Board, including a majority of the Independent Trustees, considered a number of factors, including, but not limited to, the following: (1) the Adviser’s view with respect to the reputation of ING IM as a manager to other portfolios in the ING Funds complex; (2) the strength and reputation of ING IM in the industry; (3) the nature and quality of the services to be provided by ING IM under the proposed Sub-Advisory Contracts; (4) the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of ING IM and their fit among the stable of managers in the ING Funds line-up; (5) the fairness of the compensation under the Sub-Advisory Contracts in light of the services to be provided by ING IM and the projected profitability of ING IM as a Sub-Adviser to the Portfolio; (6) the costs for the services to be provided by ING IM, including that the management fee would be not change upon the appointment of ING IM; (7) the sub-advisory fee payable by the Adviser to ING IM; (8) ING IM’s operations and compliance programs, including the policies and procedures intended to assure compliance with the Federal securities laws; (9) the appropriateness of the selection of ING IM in light of the Portfolio’s proposed investment objective and investor base; and (10) ING IM’s Codes of Ethics, which had previously been approved by the Board and related procedures for complying with those Codes.

After its deliberation, the Board reached the following conclusions: (1) ING IM should be appointed to serve as a Sub-Adviser to the Portfolio under the Sub-Advisory Contracts with the Adviser; (2) the sub-advisory fee rate payable by the Adviser to ING IM is reasonable in the context of all factors considered by the Board; and (3) ING IM maintains appropriate compliance programs, with this conclusion based upon, among other things, a representation from the Portfolio’s CCO that ING IM’s compliance policies and procedures are reasonably designed to assure compliance with the Federal securities laws. Based on these conclusions and other factors, the Board voted to approve the Sub-Advisory Contracts for the Portfolio. During their deliberations, different Board members may have given different weight to different individual factors and related conclusions.

ING Pioneer Fund Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Pioneer Fund Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2010: (1) the Portfolio underperformed its Morningstar category median for the most recent calendar quarter, year-to-date, and one-year periods, but outperformed for the three-year and five-year periods; (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the five-year period, during which it outperformed; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the five-year period, the third quintile for the one-year and three-year periods, and the fourth quintile for the most recent calendar quarter and year-to-date periods.

In analyzing this performance data, the Board took into account that Management would continue to monitor and the Board or its Investment Review Committee would periodically review, the Portfolio’s investment performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the

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median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) Management would continue to monitor, and the Board or its Investment Review Committee would periodically review the Portfolio’s investment performance; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2011. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Templeton Global Growth Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Templeton Global Growth Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2010: (1) the Portfolio underperformed its Morningstar category median for all periods presented; (2) the Portfolio underperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the fourth quintile of its Morningstar category for the one-year, three-year, five-year, and ten-year periods, and the fifth (lowest) quintile for the most recent calendar quarter and year-to-date periods.

In analyzing this performance data, the Board took into account: (1) Management’s analysis of the negative effect that stock selection and currency trading had on the Portfolio’s performance during certain periods; (2) there was a change in the Portfolio’s lead portfolio manager in 2007; (3) Management’s analysis of favorable performance during certain periods; (4) that Management would continue to monitor, and the Board or its Investment Review Committee would periodically review, the Portfolio’s performance; and (5) Management’s confidence in the portfolio management team and its expectation that the Portfolio’s performance will improve.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s advisory fees, which result in lower fees at higher asset levels; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is equal to the median and below the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) Management would continue to monitor, and the Board or its Investment Review Committee would periodically review the Portfolio’s investment performance; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2011. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING U.S. Stock Index Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING U.S. Stock Index Portfolio (formerly, ING Stock Index Portfolio), the Board considered that, based on performance data for the periods ended June 30, 2010: (1) the Portfolio outperformed its Morningstar category median for all periods presented, with the exception of the three-year and five-year periods, during which it underperformed; (2) the Portfolio underperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the year-to-date and one-year periods, and the third quintile for the most recent calendar quarter, three-year, and five-year periods.

171

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

In analyzing this performance data, the Board took into account Management’s analysis that the Portfolio’s performance was consistent with the performance of the securities index whose performance it seeks to replicate, the Standard and Poor’s 500 Composite Stock Index.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints; (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2011. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

172

SHAREHOLDER MEETING INFORMATION (UNAUDITED)

A special meeting of shareholders of the ING Investors Trust was held November 2, 2010, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258.

A brief description of each matter voted upon as well as the results are outlined below:

Matters:

1	A new investment advisory agreement for the ING Large Cap Growth Portfolio with Directed Services LLC (“DSL”), the Portfolio’s current investment adviser, to reflect the unbundling of the Unified fee structure into its advisory, administrative, and “other” expense components.

2	A new sub-advisory agreement for the ING Large Cap Growth Portfolio between DSL and ING Investment Management Co., the Portfolio’s proposed sub-adviser.

Results:

	Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
1*		29,511,303.839	2,035,932.101	2,358,908.191		33,906,144.131
2*		29,445,128.862	2,026,476.337	2,434,538.932		33,906,144.131

*	Proposals Passed

173

Investment Adviser

Directed Services LLC

1475 Dunwoody Drive

West Chester Pennsylvania 19380

Administrator

ING Funds Services, LLC

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258

Distributor

ING Investments Distributor, LLC

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258

Transfer Agent

BNY Mellon Investment Servicing (U.S.) Inc.

301 Bellevue Parkway

Wilmington, Delaware 19809

Independent Registered Public Accounting Firm

KPMG LLP

Two Financial Center

60 South Street

Boston, Massachusetts 02110

Custodian

The Bank of New York Mellon

One Wall Street

New York, New York 10286

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable annuity contract and the underlying variable investment options. This and other information is contained in the prospectus for the variable annuity contract and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.

VPAR-UFIIT2AISS2	(1210-022411)

Annual Report

December 31, 2010

ING Investors Trust

■  ING American Funds Asset Allocation Portfolio

■  ING American Funds Bond Portfolio

■  ING American Funds Global Growth and Income Portfolio

■  ING American Funds Growth Portfolio

■  ING American Funds Growth-Income Portfolio

■  ING American Funds International Portfolio

■  ING American Funds International Growth and Income Portfolio

■  ING American Funds World Allocation Portfolio

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

MUTUAL FUNDS

President’s Letter	1
Market Perspective	2
Portfolio Managers’ Report	4
Shareholder Expense Examples	13
Report of Independent Registered Public Accounting Firm	14
Statements of Assets and Liabilities	15
Statements of Operations	17
Statements of Changes in Net Assets	19
Financial Highlights	23
Notes to Financial Statements	25
Portfolios of Investments	32
Tax Information	40
Trustee and Officer Information	41
Advisory Contract Approval Discussion	45

PROXY VOTING INFORMATION

A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the ING Funds’ website at www.ingfunds.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the ING Funds’ website at www.ingfunds.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Portfolios’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Portfolios’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330; and is available upon request from the Portfolios by calling Shareholder Services toll-free at (800) 992-0180.

(THIS PAGE INTENTIONALLY LEFT BLANK)

PRESIDENT’S LETTER

Big Picture vs. Details

Dear Shareholder,

On January 25, 2011, President Obama delivered his second State of the Union address. He called on Americans to put aside partisan differences and harness the nation’s creativity to adapt and thrive in a rapidly changing global economy. The president’s challenge is timely: the United States is approaching a nexus of intermediate- and long-term concerns, and the choices we make over the next two years could determine the nation’s competitiveness in the global economy for decades to come.

There are reasons to be optimistic — the International Monetary Fund (“IMF”) predicts the U.S. economy will grow about 3% in 2011. China and India are expected to grow at about 9% and even the euro zone appears to be recovering from crisis; this growth, however, is being accompanied by mounting inflation pressures in certain regions, suggesting that many economies are expanding at unsustainable rates.

As I write this, the World Economic Forum is getting underway in Davos, Switzerland, and there are numerous concerns to deal with. Chief among them are the still-present risk of sovereign debt defaults in the euro zone; high unemployment and banking problems in the advanced economies; and inflationary pressures in emerging markets, especially with regard to food, fuel and commodities.

As we’ve noted before, uncertainty is a defining characteristic of our age and, in our opinion, is likely to remain so beyond this year. How should you respond within your investment portfolio? Remember that the most important consideration is your long-term goals, not the outlook for 2011. With investment hazards and opportunities everywhere, we believe it makes sense to cast as broad a net as possible around the globe. In our opinion, you want your portfolio to be well diversified so that it is not harmed too much by the trouble spots, and has some exposure to positive trends.

As always, we believe the best approach is a well-diversified portfolio and a well-defined investment plan. As we’ve noted many times before, it’s important to discuss any proposed changes thoroughly with your advisor before taking any action. Thank you for your continued confidence in ING Funds. We look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews
President and Chief Executive Officer
ING Funds
January 26, 2011

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice. Consider the fund’s investment objectives, risks, and charges and expenses carefully before investing. The prospectus contains this information and other information about the fund.

International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

1

MARKET PERSPECTIVE:  YEAR ENDED DECEMBER 31, 2010

In our semi-annual report we described how, after a 13-month advance through mid-April, a confluence of local and world issues sent global equities, in the form of the MSCI World IndexSM measured in local currencies, including net reinvested dividends (“MSCI” for regions discussed below), reeling to a loss for the first half of the fiscal year. In the second half of the year, the MSCI World IndexSM bounced back and for 2010 returned 10.01%. (The MSCI World IndexSM returned 11.76% for the one year ended December 31, 2010, measured in U.S. dollars.) By year end, investor sentiment had turned distinctly positive, despite the grave concerns that remained.

It was a bumpy ride. Markets from stocks to bonds to currencies were continually buffeted by news and events relating to three main themes: the stuttering U.S. economic recovery, the sovereign debt crisis in the Eurozone and growth dynamics in China.

In the U.S., quarterly gross domestic product (“GDP”) growth decelerated from 2.7% (annualized) in the first quarter of 2010 to 1.7% in the second, before recovering to 2.6% in the third. But attention was focused more on employment and housing. The 18-month recession which ended in June of 2009 had cost some 8.7 million jobs. But since then, the unemployment rate had been stuck between 9.4% and 10.1%, barely dented by private sector new jobs averaging 107,000 per month as 2010 ended.

The other weakening link was housing. Sales of new and existing homes collapsed after the expiry in April of a program of tax credits for home buyers and languished thereafter. House prices (based on the S&P/Case-Shiller 20-City Composite Home Price Index), having shown annual increases from February, resumed a downward trend in October with the index still 30% below the peak recorded in April 2006.

To be sure, there were some grounds for optimism as 2010 drew to a close. Consumer spending had risen for five straight months. Investment in equipment and software was growing at double-digit annual percentage rates. On December 30, new unemployment claims were reported below 400,000 for the first time since July 2008. The Federal Reserve in November announced a second round of quantitative easing and would buy $600 billion in Treasury notes and bonds. The mixed mid-term election results forced a “compromise” stimulus package worth an estimated $858 billion for 2011. In combination, these two measures increased the attractiveness of riskier asset classes like equities at the expense of high grade bonds, which sold off.

In the Eurozone, after default was narrowly averted on Greece’s maturing bonds, the creation in May of a European Financial Stabilization “mechanism”, funded with up to €750 billion seemed to calm nerves for a while. But in October, attention turned to Ireland, where the Irish government had injected huge sums into local banks, rendering its own fiscal position untenable. The November 29, 2010 European Union/International Monetary Fund bail-out worth €67.5 billion left markets unimpressed. Suddenly it was May again with downgrades, soaring yields on peripheral Eurozone bonds, fears of contagion, falling stock markets and doubts about the viability of the euro itself. The European Central Bank aggressively bought sovereign bonds and the mood settled. But with Spain’s banks needing to refinance €85 billion of debt in 2011, the issue remains unresolved.

Investors watched nervously as China, the source of much of the world’s growth, wrestled with inflation, which reached 5.1% in November, and a housing bubble. The authorities tightened mortgage requirements, raised banks’ reserve ratio requirements six times in 2010 and interest rates twice in the last quarter. More interest rate increases seem inevitable.

In U.S. fixed income markets, the Barclays Capital U.S. Aggregate Bond Index of investment grade bonds returned 6.54% in 2010. A slight balance towards risk aversion in the first half gave way to improved risk appetite in the second. For the whole year, the Barclays Capital U.S. Treasury index returned 5.87%, underperforming the Barclays Capital Corporate Investment Grade Bond Index with a return of 9.00%, but both fell well short of the Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index which gained 14.94% for the one year period.

U.S. equities, represented by the S&P 500® Index including dividends, rose 15.06% in 2010, including its best September, a return of 8.92%, since 1939 and best December, a return of 6.68%, since 1991. Prices were supported by strong earnings reports, with operating earnings per share for S&P 500® companies recording four straight quarters of annual growth. Equities also benefited from improved risk appetite through the quantitative easing initiative and stimulus package referred to above.

In currencies, the worst of the gloom about the Eurozone in early June was replaced by renewed pessimism about the dollar in a stalling economy, before markets were seized by another bout of Eurozone angst. For the year, the dollar gained 8.15% against the euro and 2.95% against the pound, but lost 11.59% to the yen, which was sold in the market by the Bank of Japan after breaching 15-year high levels.

In international markets, the MSCI Japan® Index returned just 0.57% for the year after a strong last quarter, as quarterly GDP growth bounced back to 1.1% and the yen retreated from multi-year peaks. The tone of the market was generally poor with household spending fragile and consumer prices down for 21 months. The MSCI Europe ex UK® Index returned 4.84%, with Germany up 15.97% and Portugal, Italy, Ireland, Greece and Spain all falling. This broadly reflected the two-tier economy that has developed, with economic statistics favoring more soundly based countries at the expense of the peripherals. The MSCI UK® Index advanced 12.18%, despite the prospect of severe public spending cuts intended to eliminate an 11% budget deficit. Supporting sentiment was resilient, if perhaps temporary, quarterly GDP growth averaging 0.9% in the second half of the year.

Parentheses denote a negative number.

All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Portfolios’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

2

BENCHMARK DESCRIPTIONS

Index	Description
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
S&P/Case-Shiller 20-City Composite Home Price Index	A composite index of the home price index for the top 20 Metropolitan Statistical Areas in the United States. The index is published monthly by Standard & Poor’s.
Barclays Capital U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Barclays Capital U.S. Treasury Index
An unmanaged index that includes public obligations of the U.S. Treasury. Treasury bills, certain special issues, such as state and local government series bonds (SLGs), as well as U.S. Treasury TIPS and STRIPS, are excluded.

Barclays Capital Corporate Investment Grade Bond Index
The corporate component of the Barclays Capital U.S. Credit Index. The U.S. Credit Index includes publicly-issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. The index includes both corporate and non-corporate sectors. The corporate sectors are industrial, utility and finance, which includes both U.S. and non-U.S. corporations.

Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
Citigroup Broad Investment-Grade (BIG) Bond Index	Represents a market capitalization-weighted index that includes U.S. Treasury, government-sponsored, mortgage and investment grade fixed-rate corporates with a maturity of one year or longer.
MSCI All Country World Index (ex U.S.)	A free-float adjusted market capitalization index that is designed to measure equity performance in the global developed and emerging markets, excluding the United States.

3

ING AMERICAN FUNDS ASSET ALLOCATION PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

ING American Funds Asset Allocation Portfolio (the “Portfolio”) seeks high total return (including income and capital gains) consistent with preservation of capital over the long term by investing all of its assets in the Class 1 Shares of the American Asset Allocation Fund, a series of American Funds Insurance Series®, a registered open-end investment company. Please refer to the Asset Allocation Fund commentary of the Annual Report of the American Funds Insurance Series on page 69.

Average Annual Total Returns for the Periods Ended December 31, 2010
	1 Year	Since Inception April 28, 2008

ING American Funds Asset Allocation Portfolio	11.96%	0.10%
S&P 500® Index	15.06%	(1.31	)%(1)
Citigroup Broad Investment-Grade (BIG) Bond Index	6.30%	6.05	%(1)
Barclays Capital U.S. Aggregate Bond Index	6.54%	5.89	%(1)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING American Funds Asset Allocation Portfolio against the indices indicated. An index is unmanaged, has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

Total returns reflect that the Investment Adviser may have waived or recouped fees and expenses otherwise payable by the Portfolio.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	Since inception performance of the index is shown from May 1, 2008.

4

PORTFOLIO MANAGERS’ REPORT	ING AMERICAN FUNDS BOND PORTFOLIO

ING American Funds Bond Portfolio (the “Portfolio”) seeks to maximize current income and preserve your capital by investing all of its assets in the Class 1 Shares of the American Bond Fund, a series of American Funds Insurance Series®, a registered open-end investment company. Please refer to the Bond Fund commentary of the Annual Report of the American Funds Insurance Series on page 70.

Average Annual Total Returns for the Periods Ended December 31, 2010
	1 Year	Since Inception November 12, 2007

ING American Funds Bond Portfolio	6.05%	2.27%
Citigroup Broad Investment-Grade (BIG) Bond Index	6.30%	6.52	%(1)
Barclays Capital U.S. Aggregate Bond Index	6.54%	6.27	%(1)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING American Funds Bond Portfolio against the indices indicated. An index is unmanaged, has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

Total returns reflect that the Investment Adviser may have waived or recouped fees and expenses otherwise payable by the Portfolio.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	Since inception performance of the index is shown from November 1, 2007.

5

ING AMERICAN FUNDS GLOBAL GROWTH AND INCOME PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

ING American Funds Global Growth and Income Portfolio (the “Portfolio”) seeks to provide you with long-term growth of capital while providing current income by investing all of its assets in the Class 1 Shares of the American Global Growth and Income Fund, a series of American Funds Insurance Series®, a registered open-end investment company. Please refer to the Global Growth and Income Fund commentary of the Annual Report of the American Funds Insurance Series on page 66.

Cumulative Total Returns for the Period Ended December 31, 2010
	Since Inception December 15, 2010

ING American Funds Global Growth and Income Portfolio	1.40%
MSCI ACWISM	7.32	%(1)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING American Funds Global Growth and Income Portfolio against the indices indicated. An index is unmanaged, has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

Total returns reflect that the Investment Adviser may have waived or recouped fees and expenses otherwise payable by the Portfolio.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	Since inception performance of the index is shown from December 1, 2010.

6

PORTFOLIO MANAGERS’ REPORT	ING AMERICAN FUNDS GROWTH PORTFOLIO

ING American Funds Growth Portfolio (the “Portfolio”) seeks to make your investment grow by investing all of its assets in the Class 2 Shares of the American Growth Fund, a series of American Funds Insurance Series®, a registered open-end investment company. Please refer to the Growth Fund commentary of the Annual Report of the American Funds Insurance Series on page 62.

Average Annual Total Returns for the Periods Ended December 31, 2010
	1 Year	5 Year	Since Inception September 2, 2003

ING American Funds Growth Portfolio	18.07%	2.26%	6.19%
S&P 500® Index	15.06%	2.29%	5.16	%(1)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING American Funds Growth Portfolio against the index indicated. An index is unmanaged, has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

Total returns reflect that the Investment Adviser may have waived or recouped fees and expenses otherwise payable by the Portfolio.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	Since inception performance of the index is shown from September 1, 2003.

7

ING AMERICAN FUNDS GROWTH-INCOME PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

ING American Funds Growth-Income Portfolio (the “Portfolio”) seeks to make your investment grow and to provide you with income over time by investing all of its assets in the Class 2 Shares of the American Growth-Income Fund, a series of American Funds Insurance Series®, a registered open-end investment company. Please refer to the Growth-Income Fund commentary of the Annual Report of the American Funds Insurance Series on page 67.

Average Annual Total Returns for the Periods Ended December 31, 2010
	1 Year	5 Year	Since Inception September 2, 2003

ING American Funds Growth-Income Portfolio	10.85%	1.39%	4.20%
S&P 500® Index	15.06%	2.29%	5.16	%(1)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING American Funds Growth-Income Portfolio against the index indicated. An index is unmanaged, has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

Total returns reflect that the Investment Adviser may have waived or recouped fees and expenses otherwise payable by the Portfolio.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	Since inception performance of the index is shown from September 1, 2003.

8

PORTFOLIO MANAGERS’ REPORT	ING AMERICAN FUNDS INTERNATIONAL PORTFOLIO

ING American Funds International Portfolio (the “Portfolio”) seeks to make your investment grow over time by investing all of its assets in the Class 2 Shares of the American International Fund, a series of American Funds Insurance Series®, a registered open-end investment company. Please refer to the International Fund commentary of the Annual Report of the American Funds Insurance Series on page 63.

Average Annual Total Returns for the Periods Ended December 31, 2010
	1 Year	5 Year	Since Inception September 2, 2003

ING American Funds International Portfolio	6.66%	4.30%	10.17%
MSCI ACWISM	12.67%	3.44%	7.85	%(1)
MSCI EAFE® Index	7.75%	2.46%	8.83	%(1)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING American Funds International Portfolio against the indices indicated. An index is unmanaged, has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

Total returns reflect that the Investment Adviser may have waived or recouped fees and expenses otherwise payable by the Portfolio.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	Since inception performance of the indices is shown from September 1, 2003.

9

ING AMERICAN FUNDS INTERNATIONAL GROWTH AND INCOME PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

ING American Funds International Growth and Income Portfolio (the “Portfolio”) seeks to provide you with long-term growth of capital while providing current income by investing all of its assets in the Class 1 Shares of the American International Growth and Income Fund, a series of American Funds Insurance Series®, a registered open-end investment company. Please refer to the International Growth and Income Fund commentary of the Annual Report of the American Funds Insurance Series on page 68.

Cumulative Total Returns for the Period Ended December 31, 2010
	Since Inception December 15, 2010

ING American Funds International Growth and Income Portfolio	0.40%
Lipper International Funds Index	7.58	%(1)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING American Funds International Growth and Income Portfolio against the indices indicated. An index is unmanaged, has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

Total returns reflect that the Investment Adviser may have waived or recouped fees and expenses otherwise payable by the Portfolio.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	Since inception performance of the index is shown from December 1, 2010.

10

PORTFOLIO MANAGERS’ REPORT	ING AMERICAN FUNDS WORLD ALLOCATION PORTFOLIO

Asset Allocation as of December 31, 2010 (as a percent of net assets)
American Funds Growth Fund — Class 1 Shares	32.0%
American Funds Bond Fund — Class 1 Shares	27.1%
American Funds International Fund — Class 1 Shares	19.0%
American Funds New World Fund — Class 1 Shares	12.0%
American Funds Global Small Capitalization Fund — Class 1 Shares	7.0%
American Funds High-Income Bond Fund — Class 1 Shares	3.0%
Other Assets and Liabilities — Net	(0.1)%
Net Assets	100.0%
Portfolio holdings are subject to change daily.

ING American Funds World Portfolio (the “Portfolio”) seeks long-term growth of capital. The Portfolio invests in a combination of American Funds Insurance Series® Funds (“Underlying Funds”) according to target allocations determined by Directed Services LLC. The Portfolio is managed by Directed Services LLC, under the guidance of an Investment Review Committee.(1)

Performance: For the year ended December 31, 2010, the Portfolio’s Class S shares provided a total return of 12.67% compared to the MSCI All Country World Index (“MSCI ACWI”), the Barclays Capital U.S. Aggregate Bond Index and a Composite Index consisting of 70% the MSCI ACWI and 30% the Barclays Capital U.S. Aggregate Bond Index, which returned 12.67%, 6.54% and 11.31%, respectively, for the same period.

Portfolio Specifics: The Portfolio’s approximate target investment allocations (expressed as a percentage of its net assets) among the asset classes in which the Portfolio invests are set out below. As these are target allocations, the actual allocations of the Portfolio’s assets may deviate from the percentages shown.

Assets will be allocated among the Underlying Funds and markets based on judgments made by Directed Services LLC. The performance of the Portfolio reflects the performance of the Underlying Funds in which it invests and the weightings of the Portfolio’s assets in each Underlying Fund.

There is a risk that the Portfolio may allocate assets to an Underlying Fund or market that underperforms other asset classes. The Portfolio may be underweighted in assets or a market that is experiencing significant returns (or relative outperformance) or overweighted in assets or a market with significant declines (or relative underperformance).

During the period, American Funds Insurance Series® New World Fund, American Funds Insurance Series® Growth Fund, American Funds Insurance Series® Bond Fund and American Insurance Series® High-Income Bond Fund (each a “Fund” and collectively, the “Funds”) outperformed relative to their asset class benchmarks.

American Funds Insurance Series® New World Fund’s two largest sectors, financials and consumer staples, were the biggest contributors to results during 2010. Rising wealth in developing countries helped boost bank stocks in India, Thailand and Indonesia, as well as consumer staples and healthcare companies based in the developed world.

Investments in consumer discretionary stocks provided American Funds Insurance Series® Growth Fund’s strongest returns for the year, with the top five contributors all coming from within the sector. Three of the five are U.S. gaming companies with a strong presence in Macau, the former Portuguese territory in China that has become the world’s most lucrative gambling center. Rising commodity prices helped lift the value of some of the Fund’s holdings in the materials sector, particularly in the second half of the year, and holdings in telecommunication services also contributed to results. Utilities, the Fund’s smallest sector, was the weakest.

Within American Funds Insurance Series® Bond Fund, all sectors of the U.S. bond market were positive for the year, with corporate and high-yield issues contributing most to the Fund’s return. In the corporate sector, longer term bonds fared better than shorter term issues.

Financial companies, including banks and insurance companies, were the major contributors to American Funds Insurance Series® High-Income Bond Fund’s return. Airlines and technology-related holdings also did well, while utilities, energy and food companies were generally weaker.

American Funds Insurance Series® Global Small Capitalization Fund and American Funds Insurance Series® International Fund underperformed during the period relative to their asset class benchmark.

American Funds Insurance Series® Global Small Capitalization Fund was helped by holdings in Asia, particularly in the information technology and financials sectors. Holdings in consumer discretionary companies, the Fund’s largest sector at year-end, were generally weaker. On a country basis, the strongest returns came from the Fund’s investments in Hong Kong, the United Kingdom and Australia, while Greece, which is still grappling with structural problems, was the weakest. The Fund’s relatively large cash position at year-end — 11.8% compared with 4.2% a year ago — held back returns during the strong latter part of the year.

Holdings in consumer discretionary, including European car makers Fiat, Daimler and BMW, were among the main contributors to American Funds Insurance Series® International Fund’s results. However, some other holdings in Europe were disappointing, particularly in the financials sector, which comprises the largest portion of the Fund. Many stronger European banks, while fundamentally sound, were affected by government intervention, such as the austerity measures imposed by some European countries. Unfortunately, it is difficult to predict how these government actions might impact companies. A weak euro also hurt the Fund’s results.

Target Allocations as of December 31, 2010 (as a percentage of net assets)
Equity Securities	70%
Fixed-Income Securities	30%
100.0%

Portfolio holdings are subject to change daily.

Current Strategy and Outlook: We believe the base-case scenario for 2011 is that the global economy continues to muddle through an unclear and ever-shifting environment. We believe the divergence between developed and emerging economies will continue, with the former continuing to rebuild while the latter increase their influence on the global stage. However, in our opinion, while the economic expansion is unlikely to feel strong to observers — particularly given recent experiences of more robust post-recession growth — it will be enough to grow earnings and to keep default rates for corporate borrowers low, supporting a variety of risky assets.

Therefore, we believe 2011 will be a positive year for equities, with performance driven by earnings growth, attractive valuations, abundant liquidity and a pickup in corporate spending. In the fixed income space, meanwhile, we think certain strong performers from 2010 — including high yield bonds — will continue their rallies in 2011.

(1)	The members of the Investment Review Committee are: William A. Evans, Paul Zemsky and Heather Hackett.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

11

ING AMERICAN FUNDS WORLD ALLOCATION PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2010
	1 Year	Since Inception September 29, 2008

ING American Funds World Allocation Portfolio	12.67%	9.12%
MSCI ACWISM	12.67%	7.53	%(1)
Barclays Capital U.S. Aggregate Bond Index	6.54%	7.65	%(1)
Composite Index	11.31%	8.29	%(1)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING American Funds World Allocation Portfolio against the indices indicated. An index is unmanaged, has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

Total returns reflect that the Investment Adviser may have waived or recouped fees and expenses otherwise payable by the Portfolio.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	Since inception performance of the index is shown from October 1, 2008.

12

SHAREHOLDER EXPENSE EXAMPLES (Unaudited)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2010 to December 31, 2010. The Portfolios’ expenses are shown without the imposition of any charges which are, or may be, imposed under your variable annuity contract, variable life insurance policy, qualified pension, or retirement plan. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Portfolio Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

Actual Portfolio Return				Hypothetical (5% return before expenses)
Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Annualized Expense Ratio*	Expenses Paid During the Period Ended December 31, 2010**	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Annualized Expense Ratio*	Expenses Paid During the Period Ended December 31, 2010**
ING American Funds Asset Allocation Portfolio
$1,000.00	$1,182.90	1.04%	$5.72	$1,000.00	$1,019.96	1.04%	$5.30
ING American Funds Bond Portfolio
$1,000.00	$1,014.80	1.01%	$5.13	$1,000.00	$1,020.11	1.01%	$5.14
ING American Funds Global Growth and Income Portfolio(1)
$1,000.00	$1,014.00	1.58%	$0.70	$1,000.00	$1,017.24	1.58%	$8.03
ING American Funds Growth Portfolio
$1,000.00	$1,252.10	1.12%	$6.36	$1,000.00	$1,019.56	1.12%	$5.70
ING American Funds Growth-Income Portfolio
$1,000.00	$1,221.80	1.07%	$5.99	$1,000.00	$1,019.81	1.07%	$5.45
ING American Funds International Portfolio
$1,000.00	$1,232.90	1.31%	$7.37	$1,000.00	$1,018.60	1.31%	$6.67
ING American Funds International Growth and Income Portfolio(1)
$1,000.00	$1,004.00	1.71%	$0.75	$1,000.00	$1,016.59	1.71%	$8.69
ING American Funds World Allocation Portfolio*
$1,000.00	$1,174.70	0.79%	$4.33	$1,000.00	$1,021.22	0.79%	$4.02

*	Expense ratio does not include expense of underlying funds.

**	Expenses are equal to each Portfolio’s respective annualized expense ratios, including the expenses of the Master fund, multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

(1)	Commencement of operations was December 15, 2010. Expenses paid for the Actual Portfolio return reflect the 16-day period ended December 31, 2010.

13

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees
ING Investors Trust

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of ING American Funds Asset Allocation Portfolio, ING American Funds Bond Portfolio, ING American Funds Global Growth and Income Portfolio, ING American Funds Growth Portfolio, ING American Funds Growth-Income Portfolio, ING American Funds International Portfolio, ING American Funds International Growth and Income Portfolio, and ING American Funds World Allocation Portfolio, each a series of ING Investors Trust, as of December 31, 2010, and the related statements of operations for the year or period then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the transfer agent of the underlying funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned portfolios as of December 31, 2010, and the results of their operations, the changes in their net assets, and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 18, 2011

14

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2010

	ING American Funds Asset Allocation Portfolio	ING American Funds Bond Portfolio	ING American Funds Global Growth and Income Portfolio	ING American Funds Growth Portfolio
ASSETS:
Investments in master fund at value(1)*	$361,686,809	$519,720,477	$3,043	$2,372,903,927
Cash	521	85,145	9	17,576
Receivables:
Investment securities sold	958,349	—	—	17,803,039
Fund shares sold	—	6,880,298	—	—
Prepaid expenses	3,356	5,611	19,000	21,516
Reimbursement due from manager	—	—	1	—
Total assets	362,649,035	526,691,531	22,053	2,390,746,058

LIABILITIES:
Payable for investments in master fund purchased	—	6,880,298	—	—
Payable for fund shares redeemed	958,349	—	—	17,803,039
Payable to affiliates	213,321	264,180	1	1,002,831
Payable for trustee fees	1,398	2,127	—	17,995
Other accrued expenses and liabilities	41,179	67,996	19,000	262,530
Total liabilities	1,214,247	7,214,601	19,001	19,086,395
NET ASSETS	$361,434,788	$519,476,930	$3,052	$2,371,659,663

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$299,330,598	$484,225,610	$3,009	$2,404,905,465
Undistributed net investment income (accumulated net investment loss)	5,050,416	13,298,987	—	4,225,249
Accumulated net realized loss	(7,590,629)	(5,975,502)	—	(32,588,784)
Net unrealized appreciation or depreciation	64,644,403	27,927,835	43	(4,882,267)
NET ASSETS	$361,434,788	$519,476,930	$3,052	$2,371,659,663

*Cost of investments in master fund	$297,042,406	$491,792,642	$3,000	$2,377,786,194

Net assets	$361,434,788	$519,476,930	$3,052	$2,371,659,663
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	37,378,935	51,324,551	301	46,881,745
Net asset value and redemption price per share	$9.67	$10.12	$10.14	$50.59

(1)  The master funds for the ING American Funds Asset Allocation, ING American Funds Bond, ING American Funds Global Growth and Income, ING American Funds Growth, ING American Funds Growth-Income, ING American Funds International, and ING American Funds International Growth and Income are the Class 1 shares of the American Asset Allocation, American Bond, American Global Growth and Income and American International Growth and Income and Class 2 shares for the American Growth, American Growth-Income and American International Funds, respectively. These financial statements should be read in conjunction with the master American Funds’ financial statements.

See Accompanying Notes to Financial Statements

15

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2010

	ING American Funds Growth-Income Portfolio	ING American Funds International Portfolio	ING American Funds International Growth and Income Portfolio	ING American Funds World Allocation Portfolio
ASSETS:
Investments in master fund at value(1)*	$1,426,600,359	$1,405,599,597	$3,014	$—
Investments in underlying funds at value**	—	—	—	182,199,724
Cash	53,877	38,158	9	—
Receivables:
Fund shares sold	1,075,126	8,159,374	—	454,667
Prepaid expenses	13,329	13,565	19,000	1,383
Reimbursement due from manager	—	—	1	6,086
Total assets	1,427,742,691	1,413,810,694	22,024	182,661,860

LIABILITIES:
Payable for investments in master fund purchased	1,068,491	8,159,112	—	—
Payable for investment securities purchased	—	—	—	454,538
Payable for fund shares redeemed	6,635	262	—	128
Payable to affiliates	599,569	588,663	1	104,418
Payable for trustee fees	15,080	15,281	—	1,047
Other accrued expenses and liabilities	204,169	184,723	19,000	21,008
Total liabilities	1,893,944	8,948,041	19,001	581,139
NET ASSETS	$1,425,848,747	$1,404,862,653	$3,023	$182,080,721

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$1,553,877,191	$1,512,661,612	$3,009	$153,249,057
Undistributed net investment income (accumulated net investment loss)	12,604,295	19,900,698	—	2,006,484
Accumulated net realized gain (loss)	(40,643,242)	(3,988,021)	—	5,609,028
Net unrealized appreciation or depreciation	(99,989,497)	(123,711,636)	14	21,216,152
NET ASSETS	$1,425,848,747	$1,404,862,653	$3,023	$182,080,721

*Cost of investments in affiliates	$1,526,589,856	$1,529,311,233	$3,000	—
**Cost of investments in underlying funds	—	—	—	$160,983,572

Net assets	$1,425,848,747	$1,404,862,653	$3,023	$182,080,721
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	42,428,627	83,911,538	301	15,628,320
Net asset value and redemption price per share	$33.61	$16.74	$10.04	$11.65

(1)  The master funds for the ING American Funds Asset Allocation, ING American Funds Bond, ING American Funds Global Growth and Income, ING American Funds Growth, ING American Funds Growth-Income, ING American Funds International, and ING American Funds International Growth and Income are the Class 1 shares of the American Asset Allocation, American Bond, American Global Growth and Income and American International Growth and Income and Class 2 shares for the American Growth, American Growth-Income and American International Funds, respectively. These financial statements should be read in conjunction with the master American Funds’ financial statements.

See Accompanying Notes to Financial Statements

16

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2010

	ING American Funds Asset Allocation Portfolio	ING American Funds Bond Portfolio	ING American Funds Global Growth and Income Portfolio	ING American Funds Growth Portfolio
	Year Ended December 31, 2010	Year Ended December 31, 2010	December 15, 2010(1) to December 31, 2010	Year Ended December 31, 2010
INVESTMENT INCOME:
Dividends from master fund(2)	$7,471,702	$16,687,285	$—	$15,622,395
Total investment income	7,471,702	16,687,285	—	15,622,395

EXPENSES:
Distribution and service fees	2,314,233	3,220,343	1	10,787,044
Transfer agent fees	325	553	—	2,341
Shareholder reporting expense	34,426	51,290	—	197,053
Professional fees	26,082	41,519	—	141,197
Custody and accounting expense	25,197	43,450	—	148,626
Trustee fees	8,789	15,102	—	61,006
Miscellaneous expense	11,404	15,479	1	56,800
Total expenses	2,420,456	3,387,736	2	11,394,067
Net waived and reimbursed fees	—	—	(1)	—
Net expenses	2,420,456	3,387,736	1	11,394,067
Net investment income (loss)	5,051,246	13,299,549	(1)	4,228,328

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss)	(3,282,977)	471,821	—	8,711,420
Net change in unrealized appreciation or depreciation	36,423,292	18,005,520	43	351,979,418
Net realized and unrealized gain	33,140,315	18,477,341	43	360,690,838
Increase in net assets resulting from operations	$38,191,561	$31,776,890	$42	$364,919,166

(1) Commencement of operations
(2)  The master funds for the ING American Funds Asset Allocation, ING American Funds Bond, ING American Funds Global Growth and Income, ING American Funds Growth, ING American Funds Growth-Income, ING American Funds International, and ING American Funds International Growth and Income are the Class 1 shares of the American Asset Allocation, American Bond, American Global Growth and Income and American International Growth and Income and Class 2 shares for the American Growth, American Growth-Income and American International Funds, respectively. These financial statements should be read in conjunction with the master American Funds’ financial statements.

See Accompanying Notes to Financial Statements

17

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2010

	ING American Funds Growth-Income Portfolio	ING American Funds International Portfolio	ING American Funds International Growth and Income Portfolio	ING American Funds World Allocation Portfolio
	Year Ended December 31, 2010	Year Ended December 31, 2010	December 15, 2010(1) to December 31, 2010	Year Ended December 31, 2010
INVESTMENT INCOME:
Dividends from master fund(2)	$19,842,079	$27,015,402	$—	$—
Dividends from underlying funds	—	—	—	3,022,836
Total investment income	19,842,079	27,015,402	—	3,022,836

EXPENSES:
Investment management fees	—	—	—	128,477
Distribution and service fees	6,837,541	6,700,533	1	770,867
Transfer agent fees	1,292	1,801	—	130
Administrative service fees	—	—	—	128,477
Shareholder reporting expense	123,204	129,884	—	14,338
Professional fees	89,553	70,647	—	10,326
Custody and accounting expense	106,871	122,986	—	9,940
Trustee fees	37,255	40,036	—	2,619
Miscellaneous expense	40,917	43,361	1	4,375
Total expenses	7,236,633	7,109,248	2	1,069,549
Net waived and reimbursed fees	—	—	(1)	(53,450)
Net expenses	7,236,633	7,109,248	1	1,016,099
Net investment income (loss)	12,605,446	19,906,154	(1)	2,006,737

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss)	(14,315,119)	4,703,799	—	5,652,942
Net change in unrealized appreciation or depreciation	142,199,757	54,247,987	14	8,424,061
Net realized and unrealized gain	127,884,638	58,951,786	14	14,077,003
Increase in net assets resulting from operations	$140,490,084	$78,857,940	$13	$16,083,740

(1) Commencement of operations
(2)  The master funds for the ING American Funds Asset Allocation, ING American Funds Bond, ING American Funds Global Growth and Income, ING American Funds Growth, ING American Funds Growth-Income, ING American Funds International, and ING American Funds International Growth and Income are the Class 1 shares of the American Asset Allocation, American Bond, American Global Growth and Income and American International Growth and Income and Class 2 shares for the American Growth, American Growth-Income and American International Funds, respectively. These financial statements should be read in conjunction with the master American Funds’ financial statements.

See Accompanying Notes to Financial Statements

18

STATEMENTS OF CHANGES IN NET ASSETS

	ING American Funds Asset Allocation Portfolio		ING American Funds Bond Portfolio
	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2010	Year Ended December 31, 2009
FROM OPERATIONS:
Net investment income	$5,051,246	$5,281,680	$13,299,549	$12,724,276
Net realized gain (loss)	(3,282,977)	(2,817,961)	471,821	(3,947,394)
Net change in unrealized appreciation or depreciation	36,423,292	56,151,111	18,005,520	39,590,065
Increase in net assets resulting from operations	38,191,561	58,614,830	31,776,890	48,366,947

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(5,272,404)	(3,955,292)	(12,719,989)	(14,047,481)
Net realized gains	—	(1,077,817)	—	(88,852)
Total distributions	(5,272,404)	(5,033,109)	(12,719,989)	(14,136,333)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	31,986,483	113,983,862	126,048,074	241,418,179
Reinvestment of distributions	5,272,404	5,033,109	12,719,989	14,136,333
	37,258,887	119,016,971	138,768,063	255,554,512
Cost of shares redeemed	(22,830,585)	(8,834,472)	(140,328,267)	(50,936,315)
Net increase (decrease) in net assets resulting from capital share transactions	14,428,302	110,182,499	(1,560,204)	204,618,197
Net increase in net assets	47,347,459	163,764,220	17,496,697	238,848,811

NET ASSETS:
Beginning of year	314,087,329	150,323,109	501,980,233	263,131,422
End of year	$361,434,788	$314,087,329	$519,476,930	$501,980,233
Undistributed net investment income at end of year	$5,050,416	$5,271,574	$13,298,987	$12,719,427

See Accompanying Notes to Financial Statements

19

STATEMENTS OF CHANGES IN NET ASSETS

	ING American Funds Global Growth and Income Portfolio	ING American Funds Growth Portfolio
	December 15, 2010(1) to December 31, 2010	Year Ended December 31, 2010	Year Ended December 31, 2009
FROM OPERATIONS:
Net investment income (loss)	$(1)	$4,228,328	$2,455,063
Net realized gain (loss)	—	8,711,420	(32,186,673)
Net change in unrealized appreciation or depreciation	43	351,979,418	641,030,781
Increase in net assets resulting from operations	42	364,919,166	611,299,171

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	—	(2,440,680)	(35,054,045)
Net realized gains	—	—	(239,737,684)
Total distributions	—	(2,440,680)	(274,791,729)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	3,010	86,295,979	104,227,020
Reinvestment of distributions	—	2,440,680	274,791,729
	3,010	88,736,659	379,018,749
Cost of shares redeemed	—	(250,827,556)	(138,156,993)
Net increase (decrease) in net assets resulting from capital share transactions	3,010	(162,090,897)	240,861,756
Net increase in net assets	3,052	200,387,589	577,369,198

NET ASSETS:
Beginning of year or period	—	2,171,272,074	1,593,902,876
End of year or period	$3,052	$2,371,659,663	$2,171,272,074
Undistributed net investment income (accumulated net investment loss) at end of year or period	$—	$4,225,249	$2,437,601

(1) Commencement of operations

See Accompanying Notes to Financial Statements

20

STATEMENTS OF CHANGES IN NET ASSETS

	ING American Funds Growth-Income Portfolio		ING American Funds International Portfolio
	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2010	Year Ended December 31, 2009
FROM OPERATIONS:
Net investment income	$12,605,446	$13,276,867	$19,906,154	$12,505,897
Net realized gain (loss)	(14,315,119)	(21,225,366)	4,703,799	(4,093,849)
Net change in unrealized appreciation or depreciation	142,199,757	343,904,064	54,247,987	399,353,838
Increase in net assets resulting from operations	140,490,084	335,955,565	78,857,940	407,765,886

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(13,257,653)	(28,804,403)	(12,498,093)	(40,904,055)
Net realized gains	—	(90,524,474)	(1,813,821)	(188,005,316)
Total distributions	(13,257,653)	(119,328,877)	(14,311,914)	(228,909,371)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	19,750,070	47,565,189	62,362,282	131,288,136
Reinvestment of distributions	13,257,653	119,328,877	14,311,914	228,909,371
	33,007,723	166,894,066	76,674,196	360,197,507
Cost of shares redeemed	(155,011,816)	(72,681,182)	(174,870,660)	(91,232,990)
Net increase (decrease) in net assets resulting from capital share transactions	(122,004,093)	94,212,884	(98,196,464)	268,964,517
Net increase (decrease) in net assets	5,228,338	310,839,572	(33,650,438)	447,821,032

NET ASSETS:
Beginning of year	1,420,620,409	1,109,780,837	1,438,513,091	990,692,059
End of year	$1,425,848,747	$1,420,620,409	$1,404,862,653	$1,438,513,091
Undistributed net investment income at end of year	$12,604,295	$13,256,502	$19,900,698	$12,493,700

See Accompanying Notes to Financial Statements

21

STATEMENTS OF CHANGES IN NET ASSETS

	ING American Funds International Growth and Income Portfolio	ING American Funds World Allocation Portfolio
	December 15, 2010(1) to December 31, 2010	Year Ended December 31, 2010	Year Ended December 31, 2009
FROM OPERATIONS:
Net investment income (loss)	$(1)	$2,006,737	$1,181,574
Net realized gain	—	5,652,942	3,516,738
Net change in unrealized appreciation or depreciation	14	8,424,061	12,622,167
Increase in net assets resulting from operations	13	16,083,740	17,320,479

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	—	(1,176,657)	(285,130)
Net realized gains	—	(3,503,797)	—
Total distributions	—	(4,680,454)	(285,130)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	3,010	75,605,539	84,251,092
Reinvestment of distributions	—	4,680,454	285,130
	3,010	80,285,993	84,536,222
Cost of shares redeemed	—	(12,820,296)	(11,484,159)
Net increase in net assets resulting from capital share transactions	3,010	67,465,697	73,052,063
Net increase in net assets	3,023	78,868,983	90,087,412

NET ASSETS:
Beginning of year or period	—	103,211,738	13,124,326
End of year or period	$3,023	$182,080,721	$103,211,738
Undistributed net investment income (accumulated net investment loss) at end of year or period	$—	$2,006,484	$1,176,404

(1) Commencement of operations

See Accompanying Notes to Financial Statements

22

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions						Ratios to average net assets			Supplemental data		Ratios and supplemental data including the master fund

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss) on master fund	Total from investment operations	From net investment income	From net realized gains from master fund	From return of capital from master fund	Total distributions	Net asset value, end of year or period	Total Return(1)	Expenses excluding expenses of the master fund(2)(3)		Net investment income (loss) excluding expenses of the master fund(2)(3)	Net assets, end of year or period	Portfolio turnover rate(4)	Expenses including gross expenses of the master fund(2)	Expenses including expenses net of voluntary waivers, if any, of the master fund(2)	Expenses including expenses net of all reductions of the master fund(2)	Portfolio turnover rate of the master fund
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	(%)	(%)		(%)	($000’s)	(%)	(%)	(%)	(%)	(%)

ING American Funds Asset Allocation Portfolio
12-31-10	8.78	0.13		0.90	1.03	0.14	—	—	0.14	9.67	11.96	0.73		1.53	361,435	7	1.04	1.04	1.04	46
12-31-09	7.26	0.17	•	1.50	1.67	0.12	0.03	—	0.15	8.78	23.37	0.74		2.18	314,087	4	1.06	1.06	1.06	41
04-28-08(5)–12-31-08	10.00	0.44	•	(3.18)	(2.74)	—	—	—	—	7.26	(27.40)	0.78		8.32	150,323	9	1.10	1.07	1.07	36
ING American Funds Bond Portfolio
12-31-10	9.78	0.25		0.34	0.59	0.25	—	—	0.25	10.12	6.05	0.63		2.48	519,477	26	1.01	1.01	1.01	187
12-31-09	9.02	0.29	•	0.79	1.08	0.32	0.00 *	—	0.32	9.78	12.15	0.63		3.11	501,980	12	1.02	1.02	1.02	125
12-31-08	9.99	1.06	•	(2.03)	(0.97)	0.00 *	—	—	0.00 *	9.02	(9.71)	0.68		11.45	263,131	19	1.08	1.04	1.04	63
11-12-07(5)–12-31-07	10.00	0.41	•	(0.42)	(0.01)	—	—	—	—	9.99	(0.10)	0.52		30.48	1	0 *	0.93	0.89	0.89	57
ING American Funds Global Growth and Income Portfolio
12-15-10(5)–12/31/10	10.00	(0.00	)*	0.14	0.14	—	—	—	—	10.14	1.40	0.97	†	(0.97)	3	—	1.58	1.58	1.58	30
ING American Funds Growth Portfolio
12-31-10	42.90	0.09		7.65	7.74	0.05	—	—	0.05	50.59	18.07	0.53		0.20	2,371,660	5	1.12	1.12	1.12	28
12-31-09	36.46	0.05		12.68	12.73	0.80	5.49	—	6.29	42.90	38.70	0.53		0.13	2,171,272	6	1.13	1.13	1.13	37
12-31-08	71.12	0.18	•	(29.93)	(29.75)	0.47	4.44	—	4.91	36.46	(44.29)	0.53		0.33	1,593,903	16	1.11	1.08	1.08	26
12-31-07	64.29	0.19		7.37	7.56	0.18	0.55	—	0.73	71.12	11.76	0.52		0.31	2,532,008	3	1.10	1.07	1.07	40
12-31-06	58.81	0.20	•	5.46	5.66	0.11	0.07	—	0.18	64.29	9.65	0.53		0.33	2,041,273	1	1.12	1.09	1.09	35
ING American Funds Growth-Income Portfolio
12-31-10	30.63	0.28		3.00	3.28	0.30	—	—	0.30	33.61	10.85	0.53		0.92	1,425,849	3	1.07	1.07	1.07	22
12-31-09	26.02	0.29		7.12	7.41	0.68	2.12	—	2.80	30.63	30.57	0.53		1.09	1,420,620	5	1.07	1.07	1.07	24
12-31-08	44.55	0.46	•	(16.94)	(16.48)	0.55	1.50	—	2.05	26.02	(38.19)	0.54		1.27	1,109,781	11	1.07	1.04	1.04	31
12-31-07	43.90	0.49	•	1.54	2.03	0.46	0.92	—	1.38	44.55	4.49	0.52		1.07	1,649,579	3	1.04	1.02	1.02	24
12-31-06	38.72	0.47	•	5.15	5.62	0.29	0.15	—	0.44	43.90	14.61	0.53		1.14	1,427,375	1	1.06	1.03	1.03	25
ING American Funds International Portfolio
12-31-10	15.87	0.24		0.80	1.04	0.14	0.02	—	0.16	16.74	6.66	0.53		1.49	1,404,863	6	1.31	1.31	1.31	25
12-31-09	13.99	0.15		5.04	5.19	0.59	2.72	—	3.31	15.87	42.36	0.53		1.08	1,438,513	8	1.32	1.32	1.32	46
12-31-08	26.26	0.29	•	(10.94)	(10.65)	0.38	1.24	—	1.62	13.99	(42.46)	0.54		1.44	990,692	23	1.31	1.26	1.26	52
12-31-07	22.56	0.28	•	4.07	4.35	0.23	0.42	—	0.65	26.26	19.41	0.52		1.15	1,608,774	6	1.29	1.24	1.24	41
12-31-06	19.24	0.27	•	3.24	3.51	0.15	0.04	—	0.19	22.56	18.35	0.53		1.30	1,126,589	4	1.32	1.27	1.27	29
ING American Funds International Growth and Income Portfolio
12-15-10(5)–12/31/10	10.00	(0.00	)*	0.04	0.04	—	—	—	—	10.04	0.40	0.97	†	(0.97)	3	—	1.71	1.71	1.71	31

(1)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total returns for periods less than one year are not annualized.

(2)	Annualized for periods less than one year.

(3)	Expense ratios do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.

(4)	Portfolio turnover rate is calculated based on the Portfolio’s purchases or sales of the master fund.

(5)	Commencement of operations.

•	Calculated using average number of shares outstanding throughout the period.

*	Amount is less than $0.005 or 0.500% or more than $(0.005) or (0.005)%.

†	The gross expense ratios, excluding expenses of the master fund, for ING American Funds Global Growth and Income Portfolio and ING American Funds International Growth and Income Portfolio were 2.25% and 2.26%, respectively.

See Accompanying Notes to Financial Statements

23

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations			Less distributions						Ratios to average net assets				Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments, if any(2)(3)(4)	Expenses net of all reductions/ additions(2)(3)(4)	Net investment income (loss)(2)(3)(4)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($100’s)	(%)

ING American Funds World Allocation Portfolio
12-31-10	10.75	0.17	1.14	1.31	0.10	0.31	—	0.41	11.65	12.67	0.83	0.79	0.79	1.56	182,081	14
12-31-09	8.02	0.20	2.58	2.78	0.05	—	—	0.05	10.75	34.73	0.91	0.79	0.79	2.13	103,212	28
09-29-08(5)–12-31-08	10.00	0.43	(2.41)	(1.98)	—	—	—	—	8.02	(19.80)	4.56	0.79	0.79	22.00	13,124	7

(1)	Total return is calculated assuming reinvestment of dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for less than one year is not annualized.

(2)	Annualized for periods less than one year.

(3)	Expense ratios do not include expenses of Underlying Funds and do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.

(4)	Expense ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed by the Investment Adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.

(5)	Commencement of operations.

See Accompanying Notes to Financial Statements

24

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2010

NOTE 1 — ORGANIZATION

Organization. ING Investors Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was organized as a Massachusetts business trust on August 3, 1988. The Trust currently consists of fifty-one active separate investment series. The eight portfolios included in this report are: ING American Funds Asset Allocation Portfolio (“Asset Allocation”), ING American Funds Bond Portfolio (“Bond”), ING American Funds Global Growth and Income Portfolio (“Global Growth and Income”), ING American Funds Growth Portfolio (“Growth”), ING American Funds Growth-Income Portfolio (“Growth-Income”), ING American Funds International Portfolio (“International”), ING American Funds International Growth and Income Portfolio (“International Growth and Income”), and ING American Funds World Allocation Portfolio (“World Allocation”) (each, a “Portfolio” and collectively, the “Portfolios”). Each Portfolio is a diversified series of the Trust.

Each Portfolio (except World Allocation) operates as a “feeder fund” and seeks to achieve its investment objective by investing all its investable assets in a separate mutual fund (“Master Fund”). Each Master Fund is a series of American Funds Insurance Series® (“American Funds”), a registered open-end management investment company that has the same investment objective and substantially similar policies as each corresponding Portfolio. As of December 31, 2010 Asset Allocation, Bond, Growth, Growth-Income, and International held 3.3%, 5.3%, 8.4%, 5.4%, and 13.8% of the American Asset Allocation Fund, American Bond Fund, American Growth Fund, American Growth-Income Fund, and American International Fund, respectively. Global Growth and Income and International Growth and Income held less than 0.1% of the American Global Growth and Income Fund and American International Growth and Income Fund, respectively. Each Master Fund directly acquires securities and a Portfolio investing in the Master Fund acquires an indirect interest in those securities.

Shares of the Trust are currently being offered only to participating insurance companies for allocation to certain of their separate accounts established for the purpose of funding variable annuity contracts and variable life insurance policies (“Variable Contracts”) issued by the participating insurance companies as well as qualified pension and retirement plans (“Qualified Plans”).

ING Investments, LLC (“ING Investments”) serves as the investment adviser to Asset Allocation, Bond, Global Growth and Income, Growth, Growth-Income, International and International Growth and Income. Directed Services LLC (“DSL”) serves as the investment adviser to World Allocation. ING Funds Services, LLC serves as the administrator (“IFS” or the “Administrator”) for the Portfolios. ING Investments Distributor, LLC (“IID” or the “Distributor”) serves as the principal underwriter to the Portfolios.

ING Investments, DSL, IFS and IID are indirect, wholly-owned subsidiaries of ING Groep N.V. (“ING Groep”). ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services.

ING Groep has adopted a formal restructuring plan that was approved by the European Commission in November 2009 under which the ING life insurance businesses, including the retirement services and investment management businesses, which include the Investment Adviser and its affiliates, would be divested by ING Groep by the end of 2013. While there can be no assurance that it will be carried out, the restructuring plan presents certain risks, including uncertainty about the effect on the businesses of the ING entities that service the Portfolios and potential termination of the Portfolios’ existing advisory agreement, which may trigger the need for shareholder approval of new agreements.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Such policies are in conformity with U.S. generally accepted accounting principles for investment companies.

A.  Security Valuation. Each Portfolio’s investments in Master Funds or Underlying Funds are recorded at their estimated fair value, as described below. The valuation of each Portfolio’s (except World Allocation) investment in its corresponding Master Fund is based on the net asset value of that Master Fund each business day. Valuation of the investments by the Master Funds is discussed in the Master Funds’ notes to financial statements, which accompany this report. The valuation of the World Allocation’s investments in its Underlying Funds is based on the net asset value of the Underlying Funds each business day.

Fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each investment asset or liability of the Portfolio is assigned a level at

25

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the sub-adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Securities valued at amortized cost are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Portfolio’s investments under these levels of classification is included following the Portfolio of Investments.

For the year ended December 31, 2010, there have been no significant changes to the fair valuation methodologies.

B. Security Transactions and Revenue Recognition. Security transactions are accounted for on trade date. Dividend income received from the master fund or underlying funds is recognized on the ex-dividend date and is recorded as dividends in the Statement of Operations. Capital gain distributions received from the master fund or underlying funds are recognized on ex-dividend date and are recorded on the Statement of Operations as such. Costs used in determining realized gains and losses on the sales of investment securities are on the basis of specific identification.

C. Distributions to Shareholders. The Portfolios record distributions to their shareholders on the ex-dividend date. Each Portfolio distributes dividends and capital gains, if any, annually. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

D. Federal Income Taxes. It is the policy of the Portfolios to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and related excise tax provisions and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, no federal income tax provision is required. Management has considered the sustainability of the Portfolios’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

E. Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

F. Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.

NOTE 3 — INVESTMENT MANAGEMENT, ADMINISTRATIVE FEES AND MASTER FUNDS EXPENSES

ING Investments provides Asset Allocation, Bond, Global Growth and Income, Growth, Growth-Income, International and International Growth and Income with advisory services, respectively, under a management agreement. Under the terms of the management agreement, during periods when Asset Allocation, Bond, Global Growth and Income, Growth, Growth-Income, International and International Growth and Income invests all or substantially all of its assets in another investment company, each respective Portfolio pays no management fee. During periods when Asset Allocation, Bond, Global Growth and Income, Growth, Growth-Income, International and International Growth and Income invest directly in investment securities, each respective Portfolio pays ING Investments a monthly management fee based on the following annual rates of the average daily net assets:

Portfolio	Fee
Asset Allocation
0.5000% of the first $600 million; 0.4200% on the next $600 million; 0.3600% on the next $800 million; 0.3200% on the next $1 billion; 0.2800% on the next $2 billion; 0.2600% on the next $3 billion; and 0.2500% of the amount in excess of $8 billion

26

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

NOTE 3 — INVESTMENT MANAGEMENT, ADMINISTRATIVE FEES AND MASTER FUNDS EXPENSES (continued)

Portfolio	Fee

Bond	0.48% of the first $600 million; 0.44% of the next $400 million; 0.40% of the next $1 billion; 0.38% of the next $1 billion; and 0.36% of the amount in excess of $3 billion

Global Growth and Income	0.69% of the first $600 million; 0.59% on the next $600 million; 0.53% on the next $800 million; 0.50% on the next $1 billion; and 0.48% of the amount in excess of $3 billion.

Growth
0.50% of the first $600 million; 0.45% of the next $400 million; 0.42% of the next $1 billion; 0.37% of the next $1 billion; 0.35% on the next $2 billion; 0.33% of the next $3 billion; 0.315% of the next $5 billion; and 0.30% of the amount in excess of $13 billion

Growth-Income
0.50% of the first $600 million; 0.45% on the next $900 million; 0.40% on the next $1 billion; 0.32% on the next $1.5 billion; 0.285% on the next $2.5 billion; 0.256% on the next $4 billion; and 0.242% of the amount in excess of $10.5 billion

International
0.69% of the first $500 million; 0.59% on the next $500 million; 0.53% on the next $500 million; 0.50% on the next $1 billion; 0.48% on the next $1.5 billion; 0.47% on the next $2.5 billion; 0.46% on the next $4 billion; and 0.45% of the amount in excess of $10.5 billion

International Growth and Income	0.69% of the first $500 million; 0.59% on the next $500 million; and 0.53% of the amount in excess of $1 billion.

Because each of Asset Allocation, Bond, Global Growth and Income, Growth, Growth-Income, International and International Growth and Income invests all of its assets in a Master Fund, each respective Portfolio and its shareholders will bear the fees and expenses of each respective Portfolio and the Master Fund in which it invests, with the result that the respective Portfolio’s expenses may be higher than those of other mutual funds which invest directly in securities.

World Allocation has entered into an investment management agreement (“Investment Management Agreement”) with DSL. The Investment Management Agreement compensates DSL in the amount equal to 0.10% of the Portfolio’s average daily net assets.

IFS acts as administrator and provides certain administrative and shareholder services necessary for the Portfolios’ operations and is responsible for the supervision of other service providers.

During periods when Asset Allocation, Bond, Global Growth and Income, Growth, Growth-Income, International and International Growth and Income invest all or substantially all of their assets in another investment company, each respective Portfolio pays no administration fee. During periods when Asset Allocation, Bond, Global Growth and Income, Growth, Growth-Income, and International and International Growth and Income invest directly in investment securities, each respective Portfolio pays the Administrator a monthly administration fee of 0.10% of its average daily net assets.

Investors in Asset Allocation, Bond, Global Growth and Income, Growth, Growth-Income, International and International Growth and Income should recognize that an investment in each respective Portfolio bears not only a proportionate share of the expenses of such Portfolio (including operating costs and management fees) but also indirectly similar expenses of the Master Funds in which the respective Portfolio invests. These investors also bear the proportionate share of any sales charges incurred by each Portfolio related to the purchase of shares of the mutual fund investments.

For the year ended December 31, 2010, Asset Allocation, Bond, Global Growth and Income, Growth, Growth-Income, International and International Growth and Income invested substantially all of their assets in their respective master Funds.

For World Allocation, the Administrator receives compensation in the amount equal to 0.10% of the Portfolio’s average daily net assets.

NOTE 4 — INVESTMENTS IN MASTER FUNDS AND UNDERLYING FUNDS

For the year ended December 31, 2010, the cost of purchases and the proceeds from the sales of the Master Funds or Underlying Funds, were as follows:

	Purchases	Sales
Asset Allocation	$37,709,271	$23,462,106
Bond	140,287,410	141,322,904
Global Growth and Income	3,000	—
Growth	99,487,475	259,699,768
Growth-Income	37,233,245	159,922,166
International	86,651,870	178,282,204
International Growth and Income	3,000	—
World Allocation	82,812,555	17,992,150

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Each of the Portfolios has entered into a Rule 12b-1 distribution plan (the “Distribution Plan”) with IID. The Distribution Plan provides that each Portfolio shall pay a 12b-1 distribution fee, for distribution services including payments to IID, at an annual rate not to exceed 0.35% of the average daily net assets of Bond and World Allocation, 0.45% of the average daily net assets of Asset Allocation, Global Growth and Income

27

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

NOTE 5 — DISTRIBUTION AND SERVICE FEES (continued)

and International Growth and Income, and 0.50% of Growth, Growth-Income, and International. In addition, each Master Fund pays 0.25% of average assets annually to ING North America Insurance Company pursuant to a plan of distribution which fees are indirectly borne by Asset Allocation, Bond, Growth, Growth-Income, and International.

The Trust has entered into a Shareholder Service Plan (the “Plan”) on behalf of Asset Allocation, Bond and World Allocation. The Agreement compensates IID for the provision of shareholder services and/or account maintenance services to direct or indirect beneficial owners. Under the Plan, Asset Allocation, Bond and World Allocation make payments to the Distributor at an annual rate of 0.25% of each respective Portfolio’s average daily net assets.

NOTE 6 — EXPENSE LIMITATIONS AGREEMENT

For Global Growth and Income and International Growth and Income, ING Investments has agreed to limit expenses, excluding interest, taxes, brokerage commissions, extraordinary expenses and Master Fund fees and expenses to the level listed below:

Global Growth and Income(1)	0.85%
International Growth and Income(1)	0.85%

(1)	The operating expense limit applies only at the Portfolio level and does not limit fees payable by the Master Funds in which the Portfolio invests.

ING Investments may at a later date recoup from each Portfolio management fees waived and other expenses assumed by ING Investments during the previous 36 months, but only if, after such recoupment, that Portfolio’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by ING Investments of such waived and reimbursed fees are reflected on the accompanying Statement of Operations for each Portfolio. Outstanding reimbursement balances due to each Portfolio, if any, under its respective expense limitation agreement are reflected in Reimbursement Due from ING Investments on the accompanying Statement of Assets and Liabilities. The expense limitation agreement for each Portfolio is contractual and shall renew automatically for one-year terms unless ING Investments provides written termination of the expense limitation agreement within 90 days of the end of the then current term.

As of December 31, 2010, the cumulative amounts of reimbursed fees that are subject to possible recoupment by ING Investments, and the related expiration dates are as follows:

	December 31,
	2011	2012	2013	Total
Global Growth and Income	$—	$—	$1	$1
International Growth and Income	$—	$—	$1	$1

For World Allocation, DSL has agreed to limit expenses, excluding interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expense to the level listed below:

World Allocation(1)	0.79%

(1)	The operating expense limit applies only at the Portfolio level and does not limit fees payable by the underlying investment companies in which World Allocation invests.

DSL may at a later date recoup from World Allocation’s management fees waived and other expenses assumed by DSL during the previous 36 months, but only if, after such recoupment, that World Allocation’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by DSL of such waived and reimbursed fees are reflected on the accompanying Statement of Operations for the Portfolio. Outstanding reimbursement balances due to World Allocation, if any, under its respective expense limitation agreements are reflected in Reimbursement Due from DSL on the accompanying Statement of Assets and Liabilities.

The expense limitation agreement is contractual and shall renew automatically for one-year terms unless DSL provides written termination of the expense limitation agreement within 90 days of the end of the then current term.

As of December 31, 2010, the cumulative amounts of reimbursed fees that are subject to possible recoupment by DSL, and the related expiration dates are as follows:

	December 31,
	2011	2012	2013	Total
World Allocation	$46,723	$64,475	$53,450	$164,648

NOTE 7 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

The Trust has adopted a Deferred Compensation Plan (the “Plan”), which allows eligible non-affiliated trustees as described in the Plan to defer the receipt of all or a portion of the trustees fees payable. Amounts deferred are treated as though invested in various “notional” funds advised by DSL and ING Investments until distribution in accordance with the Plan.

28

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

NOTE 7 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES (continued)

At December 31, 2010, the following indirect, wholly-owned subsidiaries of ING Groep owned more than 5% of the following Portfolios:

Subsidiary	Portfolios	Percentage
ING USA Annuity and Life Insurance Company	Asset Allocation	97.46%
	Bond	96.49%
	Growth	97.18%
	Growth-Income	97.07%
	International	96.74%
	World Allocation	99.18%
Reliastar Life Insurance Company	Global Growth and Income	99.67%
	International Growth and Income	99.67%

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control. Therefore, because the Portfolios have a common owner that owns over 25% of the outstanding securities of the Portfolios, they may be deemed to be affiliates of each other. Investment activities of these shareholders could have a material impact on the Portfolios.

NOTE 8 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	($)	($)	($)	($)
Asset Allocation
12-31-10	3,585,422	615,935	(2,590,883)	1,610,474	31,986,483	5,272,404	(22,830,585)	14,428,302
12-31-09	15,485,972	663,124	(1,082,286)	15,066,810	113,983,862	5,033,109	(8,834,472)	110,182,499
Bond
12-31-10	12,473,635	1,271,999	(13,744,508)	1,126	126,048,074	12,719,989	(140,328,267)	(1,560,204)
12-31-09	25,951,181	1,524,955	(5,316,314)	22,159,822	241,418,179	14,136,333	(50,936,315)	204,618,197
Global Growth and Income
12-15-10(1)-12-31-10	301	—	—	301	3,010	—	—	3,010
Growth
12-31-10	1,891,804	57,079	(5,680,605)	(3,731,722)	86,295,979	2,440,680	(250,827,556)	(162,090,897)
12-31-09	2,712,161	7,811,021	(3,623,934)	6,899,248	104,227,020	274,791,729	(138,156,993)	240,861,756
Growth-Income
12-31-10	655,983	450,022	(5,059,333)	(3,953,328)	19,750,070	13,257,653	(155,011,816)	(122,004,093)
12-31-09	1,755,974	4,650,385	(2,673,892)	3,732,467	47,565,189	119,328,877	(72,681,182)	94,212,884
International
12-31-10	3,990,641	967,021	(11,682,847)	(6,725,185)	62,362,282	14,311,914	(174,870,660)	(98,196,464)
12-31-09	8,782,490	17,608,413	(6,551,296)	19,839,607	131,288,136	228,909,371	(91,232,990)	268,964,517
International Growth and Income
12-15-10(1)-12-31-10	301	—	—	301	3,010	—	—	3,010
World Allocation
12-31-10	6,760,852	450,911	(1,187,625)	6,024,138	75,605,539	4,680,454	(12,820,296)	67,465,697
12-31-09	9,068,641	31,230	(1,132,906)	7,966,965	84,251,092	285,130	(11,484,159)	73,052,063

(1)	Commencement of operations.

NOTE 9 — CONCENTRATION OF INVESTMENT RISKS

All mutual funds involve risk — some more than others — and there is always the chance that you could lose money or not earn as much as you hope. A Portfolio’s risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. For more information regarding the types of securities and investment techniques that may be used by each Portfolio and their corresponding risks, see the Portfolios’ most recent Prospectus and/or the Statement of Additional Information.

The value of your investment in Asset Allocation, Bond, Global Growth and Income, Growth, Growth-Income, International, and International Growth and Income changes with the values of the corresponding Master Fund and its investments. World Allocation is also

29

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

NOTE 9 — CONCENTRATION OF INVESTMENT RISKS (continued)

affected by other kinds of risks, depending on the types of securities held or strategies used by an Underlying Fund.

Asset Allocation. Although asset allocation seeks to optimize returns given various levels of risk tolerance, you still may lose money and experience volatility. Market and asset class performance may differ in the future from the historical performance and the assumptions used to form the asset allocations for the Funds. Furthermore, the Investment Adviser’s allocation of the Funds’ assets may not anticipate market trends successfully. Assets will be allocated among Underlying Funds and markets based on judgments made by the Investment Adviser. There is a risk that a Fund may allocate assets to an asset class or market that underperforms other Underlying Funds. For example, a Fund may be underweighted in assets or a market that is experiencing significant returns or overweighted in assets or a market with significant declines.

Foreign Securities (All Portfolios). Investments in foreign securities may entail risks not present in domestic investments. Since securities in which a Master Fund and/or certain Underlying Funds may invest are denominated in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of a Master Fund and/or certain Underlying Funds. Foreign investments may also subject a Master Fund and/or certain Underlying Funds to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, as well as changes vis-a-vis the U.S. dollar from movements in currency, and changes in security value and interest rate, all of which could affect the market and/or credit risk of a Master Fund and/or certain Underlying Funds investments.

NOTE 10 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

The following permanent tax differences have been reclassified as of December 31, 2010:

	Paid-in Capital	Undistributed Net Investment Income	Accumulated Net Realized Gains/(Losses)
Global Growth and Income	$(1)	$1	$—
International	—	(1,063)	1,063
International Growth and Income	(1)	1	—

Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended December 31, 2010		Year Ended December 31, 2009
	Ordinary Income	Long-Term Capital Gains	Ordinary Income	Long-Term Capital Gains
Asset Allocation	$5,272,404	$—	$3,960,064	$1,073,045
Bond	12,719,989	—	14,048,229	88,104
Growth	2,440,680	—	35,063,186	239,728,543
Growth-Income	13,257,653	—	28,816,378	90,512,499
International	13,370,454	941,460	40,904,055	188,005,316
World Allocation	4,364,099	316,355	285,130	—

30

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

NOTE 10 — FEDERAL INCOME TAXES (continued)

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2010 were:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Unrealized Appreciation/ (Depreciation)	Post-October Capital Loss Deferred	Capital Loss Carryforwards	Expiration Dates
Asset Allocation	$5,050,416	$30,049	$57,023,725	$—	$—	—
Bond	13,298,987	1,623,839	20,328,494	—	—	—
Global Growth and Income	—	—	43	—	—	—
Growth	4,225,249	165,103	(37,636,154)	—	—	—
Growth-Income	12,604,295	—	(125,407,052)	(237,730)	(2,938,071)	2017
					(12,049,886)	2018
					$(14,987,957)
International	19,900,698	6,545,332	(134,244,989)	—	—	—
International Growth and Income	—	—	14	—	—	—
World Allocation	2,017,602	5,598,193	21,215,869	—	—	—

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Portfolios. In general, the provisions of the Act will be effective for the Portfolios’ fiscal year ending December 31, 2011. Although the Act provides several benefits, including the unlimited carryforward of future capital losses, there may be a greater likelihood that all or a portion of each Portfolio’s pre-enactment capital loss carryforwards may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryforwards. Relevant information regarding the impact of the Act on the Portfolios, if any, will be contained within the Federal Income Taxes section of the notes to financial statements for the fiscal year ending December 31, 2011.

The Portfolios’ major tax jurisdictions are federal, Arizona, and Massachusetts. The earliest tax year that remains subject to examination by these jurisdictions is 2006.

As of December 31, 2010, no provisions for income tax would be required in the Portfolios’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Portfolios’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

NOTE 11 — SUBSEQUENT EVENTS

Subsequent to December 31, 2010, the following Portfolio paid dividends from net investment income:

	Per Share Amount	Payable Date	Record Date
Growth-Income	$0.2995	January 21, 2011	January 19, 2011

On January 21, 2011, Growth-Income merged into ING Growth and Income Portfolio, which is not included in this report. On January 21, 2011, ING Morgan Stanley Global Tactical Allocation Portfolio, which is not included in this report, merged into World Allocation. In conjunction with the merger, effective January 21, 2011, the expense limitation agreement for World Allocation is inclusive of underlying fund fees and expenses.

The Portfolios have evaluated events occurring after the Statements of Assets and Liabilities date (subsequent events) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

31

ING AMERICAN FUNDS ASSET ALLOCATION PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2010

Shares		Value	Percent of Net Assets
MASTER FUND: 100.1%
22,216,634	American Funds Asset Allocation Fund — Class 1 Shares	$361,686,809	100.1
	Total Investments in Master Fund
	(Cost $297,042,406)*	$361,686,809	100.1
	Other Assets and Liabilities — Net	(252,021)	(0.1)
	Net Assets	$361,434,788	100.0

*	Cost for federal income tax purposes is $304,663,084.
	Net unrealized appreciation consists of:
	Gross Unrealized Appreciation	$57,023,725
	Gross Unrealized Depreciation	—
	Net Unrealized Appreciation	$57,023,725

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2010 in valuing the Portfolio’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2010
Asset Table
Investments, at value
Master Fund	$361,686,809	$—	$—	$361,686,809
Total Investments, at value	$361,686,809	$—	$—	$361,686,809

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

32

ING AMERICAN FUNDS BOND PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2010

Shares		Value	Percent of Net Assets
MASTER FUND: 100.0%
48,708,573	American Funds Bond Fund — Class 1 Shares	$519,720,477	100.0
	Total Investments in Master Fund
	(Cost $491,792,642)*	$519,720,477	100.0
	Other Assets and Liabilities — Net	(243,547)	—
	Net Assets	$519,476,930	100.0

*	Cost for federal income tax purposes is $499,391,983.
	Net unrealized appreciation consists of:
	Gross Unrealized Appreciation	$20,328,494
	Gross Unrealized Depreciation	—
	Net Unrealized Appreciation	$20,328,494

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2010 in valuing the Portfolio’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2010
Asset Table
Investments, at value
Master Fund	$519,720,477	$—	$—	$519,720,477
Total Investments, at value	$519,720,477	$—	$—	$519,720,477

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

33

ING AMERICAN FUNDS GLOBAL GROWTH AND INCOME PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2010

Shares		Value	Percent of Net Assets
MASTER FUND: 99.7%
305	American Funds Global Growth and Income Fund — Class 1 Shares	$3,043	99.7
	Total Investments in Master Fund
	(Cost $3,000)*	$3,043	99.7
	Other Assets and Liabilities — Net	9	0.3
	Net Assets	$3,052	100.0

*	Cost for federal income tax purposes is $3,000.
	Net unrealized appreciation consists of:
	Gross Unrealized Appreciation	$43
	Gross Unrealized Depreciation	—
	Net Unrealized Appreciation	$43

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2010 in valuing the Portfolio’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2010
Asset Table
Investments, at value
Master Fund	$3,043	$—	$—	$3,043
Total Investments, at value	$3,043	$—	$—	$3,043

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

34

ING AMERICAN FUNDS GROWTH PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2010

Shares		Value	Percent of Net Assets
MASTER FUND: 100.1%
43,667,720	American Funds Growth Fund — Class 2 Shares	$2,372,903,927	100.1
	Total Investments in Master Fund
	(Cost $2,377,786,194)*	$2,372,903,927	100.1
	Other Assets and Liabilities — Net	(1,244,264)	(0.1)
	Net Assets	$2,371,659,663	100.0

*	Cost for federal income tax purposes is $2,410,540,081.
	Net unrealized depreciation consists of:
	Gross Unrealized Appreciation	—
	Gross Unrealized Depreciation	(37,636,154)
	Net Unrealized Depreciation	$(37,636,154)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2010 in valuing the Portfolio’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2010
Asset Table
Investments, at value
Master Fund	$2,372,903,927	$—	$—	$2,372,903,927
Total Investments, at value	$2,372,903,927	$—	$—	$2,372,903,927

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

35

ING AMERICAN FUNDS GROWTH-INCOME PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2010

Shares		Value	Percent of Net Assets
MASTER FUND: 100.1%
41,652,565	American Funds Growth-Income Fund — Class 2 Shares	$1,426,600,359	100.1
	Total Investments in Master Fund
	(Cost $1,526,589,856)*	$1,426,600,359	100.1
	Other Assets and Liabilities — Net	(751,612)	(0.1)
	Net Assets	$1,425,848,747	100.0

*	Cost for federal income tax purposes is $1,552,007,411.
	Net unrealized depreciation consists of:
	Gross Unrealized Appreciation	—
	Gross Unrealized Depreciation	(125,407,052)
	Net Unrealized Depreciation	$(125,407,052)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2010 in valuing the Portfolio’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2010
Asset Table
Investments, at value
Master Fund	$1,426,600,359	$—	$—	$1,426,600,359
Total Investments, at value	$1,426,600,359	$—	$—	$1,426,600,359

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

36

ING AMERICAN FUNDS INTERNATIONAL PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2010

Shares		Value	Percent of Net Assets
MASTER FUND: 100.1%
78,175,728	American Funds International Fund — Class 1 Shares	$1,405,599,597	100.1
	Total Investments in Master Fund
	(Cost $1,529,311,233)*	$1,405,599,597	100.1
	Other Assets and Liabilities — Net	(736,944)	(0.1)
	Net Assets	$1,404,862,653	100.0

*	Cost for federal income tax purposes is $1,539,844,586.
	Net unrealized depreciation consists of:
	Gross Unrealized Appreciation	—
	Gross Unrealized Depreciation	(134,244,989)
	Net Unrealized Depreciation	$(134,244,989)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2010 in valuing the Portfolio’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2010
Asset Table
Investments, at value
Master Fund	$1,405,599,597	$—	$—	$1,405,599,597
Total Investments, at value	$1,405,599,597	$—	$—	$1,405,599,597

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

37

ING AMERICAN FUNDS INTERNATIONAL GROWTH AND INCOME PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2010

Shares		Value	Percent of Net Assets
MASTER FUND: 99.7%
198	American Funds International Growth and Income Fund — Class 1 Shares	$3,014	99.7
	Total Investments in Master Fund
	(Cost $3,000)*	$3,014	99.7
	Other Assets and Liabilities — Net	9	0.3
	Net Assets	$3,023	100.0

*	Cost for federal income tax purposes is $3,000.
	Net unrealized appreciation consists of:
	Gross Unrealized Appreciation	$14
	Gross Unrealized Depreciation	—
	Net Unrealized Appreciation	$14

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2010 in valuing the Portfolio’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2010
Asset Table
Investments, at value
Master Fund	$3,014	$—	$—	$3,014
Total Investments, at value	$3,014	$—	$—	$3,014

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

38

ING AMERICAN FUNDS WORLD ALLOCATION PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2010

Shares		Value	Percent of Net Assets
UNDERLYING FUNDS: 100.1%
4,616,591	American Funds Bond Fund — Class 1 Shares	$49,259,029	27.1
590,711	American Funds Global Small Capitalization Fund — Class 1 Shares	12,800,716	7.0
1,061,967	American Funds Growth Fund — Class 1 Shares	58,174,571	32.0
488,610	American Funds High-Income Bond Fund — Class 1 Shares	5,472,436	3.0
1,915,105	American Funds International Fund — Class 1 Shares	34,567,646	19.0
941,810	American Funds New World Fund — Class 1 Shares	21,925,326	12.0
	Total Investments in Underlying Funds
	(Cost $160,983,572)*	$182,199,724	100.1
	Other Assets and Liabilities — Net	(119,003)	(0.1)
	Net Assets	$182,080,721	100.0

*	Cost for federal income tax purposes is $160,983,855.
	Net unrealized appreciation consists of:
	Gross Unrealized Appreciation	$21,215,869
	Gross Unrealized Depreciation	—
	Net Unrealized Appreciation	$21,215,869

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2010 in valuing the Portfolio’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2010
Asset Table
Investments, at value
Underlying Funds	$182,199,724	$—	$—	$182,199,724
Total Investments, at value	$182,199,724	$—	$—	$182,199,724

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

39

TAX INFORMATION (UNAUDITED)

Dividends paid during the year ended December 31, 2010 were as follows:

Fund Name	Type	Per Share Amount
ING American Funds Asset Allocation Portfolio	NII	$0.1416
ING American Funds Bond Portfolio	NII	$0.2488
ING American Funds Growth Portfolio	NII	$0.0510
ING American Funds Growth-Income Portfolio	NII	$0.3016
ING American Funds International Portfolio	NII	$0.1447
	STCG	$0.0101
	LTCG	$0.0109
ING American Funds World Allocation Portfolio	NII	$0.1034
	STCG	$0.2801
	LTCG	$0.0278

NII — Net investment income

STCG — Short-term capital gain

LTCG — Long-term capital gain

Of the ordinary distributions made during the year ended December 31, 2010, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:

ING American Funds Asset Allocation Portfolio	61.95%
ING American Funds Bond Portfolio	1.83%
ING American Funds Growth Portfolio	100.00%
ING American Funds Growth-Income Portfolio	100.00%
ING American Funds World Allocation Portfolio	5.65%

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

40

TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Trust are managed under the direction of the Board. A Trustee who is not an interested person of the Registrants, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about trustees of the Trust and is available, without charge, upon request at (800) 992-0180.

Name, Address and Age	Position(s) Held with the Company/Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past 5 Years	Number of Funds in Fund Complex Overseen by Director(2)	Other Board Positions Held by Director/Trustee

Independent Trustees

Colleen D. Baldwin 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Trustee	November 2007– Present	President, Glantuam Partners, LLC (January 2009–Present); and Consultant (January 2005–Present).	138	None.

John V. Boyer(4) 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Trustee	January 2005– Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation, (January 2008–Present). Formerly, Consultant (July 2007–February 2008); President and Chief Executive Officer, Franklin and Eleanor Roosevelt Institute, a public policy foundation, (March 2006–July 2007); and Executive Director, The Mark Twain House & Museum (September 1989–March 2006).	138	None.

Patricia W. Chadwick 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Trustee	January 2006–Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000–Present).	138	Wisconsin Energy Corporation (June 2006–Present) and The Royce Fund (December 2009–Present).

Peter S. Drotch 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 68	Trustee	November 2007– Present	Retired. Formerly, Partner, PricewaterhouseCoopers LLP, an accounting firm, until July 2000.	138	First Marblehead Corporation (September 2003–Present).

J. Michael Earley 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 65	Trustee	January 1997– Present	Retired. Formerly, Banking President and Chief Executive Officer, Bankers Trust Company, N.A., Des Moines (June 1992–December 2008).	138	None.

Patrick W. Kenny 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 67	Trustee	January 2005– Present	Retired. Formerly, President and Chief Executive Officer, International Insurance Society (June 2001–June 2009).	138	Assured Guaranty Ltd. (April 2004–Present).

Sheryl K. Pressler 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Trustee	January 2006– Present	Consultant (May 2001–Present).	138	Stillwater Mining Company (May 2002–Present).

41

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Company/Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past 5 Years	Number of Funds in Fund Complex Overseen by Director(2)	Other Board Positions Held by Director/Trustee

Roger B. Vincent 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 65	Chairman and Trustee	January 1994– Present	President, Springwell Corporation, a corporate finance firm (March 1989–Present).	138	UGI Corporation (February 2006–Present) and UGI Utilities, Inc. (February 2006–Present).

Trustees who are “Interested Persons”

Robert W. Crispin(5) 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 64	Trustee	November 2007– Present	Retired. Chairman and Chief Executive Officer, ING Investment Management Co. (July 2001–December 2007).	138	Intact Financial Corporation (December 2004–Present) and PFM Group (November 2010–Present).

Shaun P. Mathews(3)(5) 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Trustee	November 2007– Present	President and Chief Executive Officer, ING Investments, LLC (November 2006–Present). Formerly, Head of ING Mutual Funds and Investment Products (November 2004–November 2006).	175
ING Retirement Holdings, Inc. (September 1998–Present); ING Services Holding Company, Inc. (May 2000–Present); ING Financial Advisers, LLC (April 2002–Present); Southland Life Insurance Company (June 2002–Present); ING Capital Corporation, LLC and ING Investments Distributor, LLC(7) (December 2005–Present); ING Funds Services, LLC(8), ING Investments, LLC and ING Pilgrim Funding, Inc. (March 2006–Present); and Directed Services LLC (December 2006–Present)(9).

(1)	The tenure of each Trustee is subject to the Board’s retirement policy, which states that each Independent Trustee shall retire from service as a Trustee at the conclusion of the first regularly scheduled meeting of the Board that is held after the Trustee reaches the age of 72. A unanimous vote of the Board may extend the retirement date of a Trustee for up to one year. An extension may be permitted if the retirement would trigger a requirement to hold a meeting of shareholders of the Fund under applicable law, whether for purposes of appointing a successor to the Trustee or if otherwise necessary under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer needed.

(2)	For the purposes of this table (except for Mr. Mathews), “Fund Complex” means the following investment companies: ING Asia Pacific High Dividend Equity Income Fund, ING Emerging Markets High Dividend Equity Fund; ING Emerging Markets Local Bond Fund; ING Equity Trust; ING Funds Trust; ING Global Equity Dividend and Premium Opportunity Fund; ING Global Advantage and Premium Opportunity Fund; ING Infrastructure, Industrials, and Materials Fund; ING International High Dividend Equity Income Fund; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Prime Rate Trust; ING Risk Managed Natural Resources Fund; ING Senior Income Fund; ING Separate Portfolios Trust; ING Variable Insurance Trust; ING Variable Products Trust; and ING Partners, Inc.

(3)	For Mr. Mathews, the Fund Complex also includes the following investment companies: ING Series Fund, Inc.; ING Strategic Allocation Portfolios, Inc.; ING Variable Funds; ING Variable Portfolios, Inc.; ING Balanced Portfolio, Inc.; ING Intermediate Bond Portfolio; and ING Money Market Portfolio.

(4)	Mr. Boyer held a seat on the Board of Directors of The Mark Twain House & Museum from September 1989 to November 2005. ING Groep N.V. makes non-material, charitable contributions to The Mark Twain House & Museum.

(5)	Messrs. Mathews and Crispin are deemed to be “interested persons” of the Fund as defined in the 1940 Act because of their relationship with ING Groep, N.V., the parent corporation of the Investment Advisers, ING Investments, LLC and Directed Services LLC and the Distributor, ING Investments Distributor, LLC.

(6)	ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before it was known as Pilgrim America Investments, Inc.

(7)	ING Investments Distributor, LLC was previously named ING Funds Distributor, LLC. ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that, was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

(8)	ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the successor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that, was known as Pilgrim America Group, Inc.

(9)	Directed Services LLC is the successor in interest to Directed Services, Inc.

42

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s)— During the Past 5 Years

Shaun P. Mathews(5) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	President and Chief Executive Officer	November 2006–Present	President and Chief Executive Officer, ING Investments, LLC (November 2006–Present). Formerly, Head of ING Mutual Funds and Investment Products (November 2004–November 2006).

Michael J. Roland 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Executive Vice President	March 2003–Present
Executive Vice President and Chief Operating Officer, ING Investments, LLC(2) and ING Funds Services, LLC(3) (January 2007–Present). Formerly, Executive Vice President, Head of Product Management (January 2005–January 2007).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 60	Executive Vice President and Chief Investment Risk Officer	March 2003–Present September 2009–Present	Executive Vice President, ING Investments, LLC(2) (July 2000–Present) and Chief Investment Risk Officer, ING Investments, LLC(2) (January 2003–Present).

Joseph M. O’Donnell 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Executive Vice President and Chief Compliance Officer	March 2006–Present November 2004–Present
Chief Compliance Officer of the ING Funds (November 2004–Present); Executive Vice President of the ING Funds (March 2006–Present); Chief Compliance Officer of ING Investments, LLC(2) (March 2006–July 2008 and October 2009–Present); and Investment Advisor Chief Compliance Officer, Directed Services LLC(6) (March 2006–July 2008 and October 2009–Present). Formerly, Investment Advisor Chief Compliance Officer, ING Life Insurance and Annuity Company (March 2006–December 2006).

Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 43	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005–Present	Senior Vice President, ING Funds Services, LLC(3) (March 2005–Present).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Senior Vice President	November 2003–Present	Senior Vice President, ING Investments, LLC(2) (October 2003–Present).

Robert Terris 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 40	Senior Vice President	May 2006–Present	Senior Vice President, Head of Division Operations, ING Funds Services, LLC(3) (May 2006–Present). Formerly, Vice President of Administration, ING Funds Services, LLC(3) (October 2001–May 2006).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 43	Vice President and Treasurer	November 1999–Present	Vice President and Treasurer, ING Funds Services, LLC(3) (November 1995–Present) and ING Investments, LLC(2) (August 1997–Present).

Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Vice President	February 2003–Present
Vice President, ING Investments, LLC(2) and ING Funds Services, LLC (3)(February 1996– Present); Director of Compliance, ING Investments, LLC(2) (October 2004–Present); and Vice President and Money Laundering Reporting Officer, ING Investments Distributor, LLC(4) (April 2010–Present). Formerly, Chief Compliance Officer, ING Investments Distributor, LLC(4) (August 1995–April 2010).

William Evans 10 State House Square Hartford, Connecticut 06103 Age: 38	Vice President	September 2007–Present
Senior Vice President (March 2010–Present) and Head of Manager Research and Selection Group (April 2007–Present). Formerly, Vice President, U.S. Mutual Funds and Investment Products (May 2005–April 2007).

Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Vice President	September 2004–Present	Vice President, ING Funds Services, LLC(3) (September 2004–Present).

43

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s)— During the Past 5 Years

Denise Lewis 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Vice President	January 2007–Present	Vice President, ING Funds Services, LLC (December 2006–Present). Formerly, Senior Vice President, UMB Investment Services Group, LLC (November 2003–December 2006).

Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Vice President	March 2006–Present
Vice President, ING Investment Management — ING Funds (March 2010–Present); Vice President, ING Funds Services, LLC(3) (March 2006–Present) and Managing Paralegal, Registration Statements (June 2003–Present). Formerly, Assistant Vice President, ING Funds Services, LLC(3) (August 2004–March 2006).

Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 41	Assistant Vice President	May 2008–Present	Assistant Vice President — Director of Tax, ING Funds Services (March 2008–Present). Formerly, Tax Manager, ING Funds Services (March 2005–March 2008).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Secretary	August 2003–Present	Senior Vice President and Chief Counsel, ING Investment Management — ING Funds (March 2010–Present). Formerly, Chief Counsel, ING Americas, U.S. Legal Services (October 2003–March 2010).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Assistant Secretary	August 2003–Present
Vice President and Senior Counsel, ING Investment Management — ING Funds (March 2010–Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008–March 2010) and Counsel, ING Americas, U.S. Legal Services (April 2003–April 2008).

Kathleen Nichols 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 35	Assistant Secretary	May 2008–Present
Vice President and Counsel, ING Investment Management — ING Funds (March 2010–Present). Formerly, Counsel, ING Americas, U.S. Legal Services (February 2008–March 2010) and Associate, Ropes & Gray LLP (September 2005–February 2008)

Paul Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Assistant Secretary	June 2010–Present
Vice President and Senior Counsel, ING Investment Management — ING Funds (March 2010–Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008–March 2010) and Counsel, ING Americas, U.S. Legal Services (May 2005–April 2008).

(1)	The officers hold office until the next annual meeting of the Trustees and until their successors shall have been elected and qualified.

(2)	ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(3)	ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the successor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

(4)	ING Investments Distributor, LLC was previously named ING Funds Distributor, LLC. ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that, was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

(5)	Mr. Mathews commenced services as CEO and President of the ING Funds on November 11, 2006.

(6)	Directed Services LLC is the successor in interest to Directed Services, Inc.

44

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

BOARD CONSIDERATION AND RE-APPROVAL OF INVESTMENT ADVISORY CONTRACTS

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) provides that, after an initial period, the Portfolios’ existing investment advisory contracts will remain in effect only if the Board of Trustees (the “Board”) of ING Investors Trust (the “Trust”), including a majority of Board members who have no direct or indirect interest in the advisory contracts, and who are not “interested persons” of the Portfolios, as such term is defined under the 1940 Act (the “Independent Trustees”), annually review and approve them. Thus, at a meeting held on November 18, 2010, the Board, including a majority of the Independent Trustees, considered whether to renew the investment advisory contracts (the “Advisory Contracts”) between or ING Investments, LLC, as applicable (the “Adviser”) and the Portfolios.

The Independent Trustees also held separate meetings on October 21 and November 16, 2010 to consider the renewal of the Advisory Contracts. As a result, subsequent references herein to factors considered and determinations made by the Independent Trustees include, as applicable, factors considered and determinations made on those earlier dates by the Independent Trustees.

At its November 18, 2010 meeting, the Board voted to renew the Advisory Contracts for the Portfolios. In reaching these decisions, the Board took into account information furnished to it throughout the year at regular meetings of the Board and the Board’s committees, as well as information prepared specifically in connection with the annual renewal process. Determinations by the Independent Trustees also took into account various factors that they believed, in light of the legal advice furnished to them by K&L Gates LLP (“K&L Gates”), their independent legal counsel, and their own business judgment, to be relevant. Further, while the advisory contracts for all the ING Funds were considered at the same Board meeting, the Trustees considered each Portfolio’s advisory relationship separately.

Provided below is an overview of the Board’s contract approval process in general, as well as a discussion of certain specific factors that the Board considered at its renewal meeting. While the Board gave its attention to the information furnished, at its request, that was most relevant to its considerations, discussed below are a number of the primary factors relevant to the Board’s consideration as to whether to renew the Advisory Contracts for the one-year period ending November 30, 2011. Each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to each Portfolio’s advisory arrangement.

Overview of the Contract Renewal and Approval Process

Several years ago, the Independent Trustees instituted a revised process by which they seek and consider relevant information when they decide whether to approve new or existing advisory and arrangements for the investment companies in the ING Funds complex under their jurisdiction, including the Portfolios’ existing Advisory Contract. Among other actions, the Independent Trustees: retained the services of independent consultants with experience in the mutual fund industry to assist the Independent Trustees in working with the personnel employed by the Adviser or its affiliates who administer the Portfolios (“Management”) to identify the types of information presented to the Board to inform its deliberations with respect to advisory relationships and to help evaluate that information; established a specific format in which certain requested information is provided to the Board; and determined the process for reviewing such information in connection with Advisory Contract renewals and approvals. The end result was an enhanced process which is currently employed by the Independent Trustees to review and analyze information in connection with their annual renewal of the ING Funds’ advisory contracts, as well as their review and approval of new advisory relationships.

Since the current renewal and approval process was first implemented, the Board’s membership has changed substantially through periodic retirements of some Trustees and the appointment and election of new Trustees. In addition, throughout this period the Independent Trustees have reviewed and refined the renewal and approval process at least annually. The Board also established a Contracts Committee and two Investment Review Committees (each an “IRC”). Among other matters, the Contracts Committee provides oversight with respect to the contracts renewal and approval process, and each Portfolio is assigned to an IRC, which provides oversight regarding, among other matters, investment performance. The Investment Review Committees may apply a heightened level of scrutiny in cases where performance has lagged an ING Fund’s relevant benchmark and/or proposed selected peer groups of investment companies (“Selected Peer Groups”).

The type and format of the information provided to the Board or to legal counsel for the Independent Trustees in connection with the contract approval and renewal process has been codified in the ING Funds’ 15(c) Methodology Guide. This Guide was developed under

45

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

the direction of the Independent Trustees and sets out a blueprint pursuant to which the Independent Trustees request certain information that they deem important to facilitate an informed review in connection with initial and annual approvals of advisory contracts.

Management provides certain of the information requested by the 15(c) Methodology Guide in Fund Analysis and Comparison Tables (“FACT sheets”) prior to the Independent Trustees’ review of advisory arrangements (including the Portfolios’ Advisory Contracts). The Independent Trustees previously retained an independent firm to verify and test the accuracy of certain FACT sheet data for a representative sample of funds in the ING Funds complex. In addition, in recent years the Contracts Committee employed the services of an independent consultant to assist in its review and analysis of, among other matters, the 15(c) Methodology Guide, the content and format of the FACT sheets, and Selected Peer Groups to be used by the Funds for certain comparison purposes during the renewal process. As part of an ongoing process, the Contracts Committee recommends or considers recommendations from Management for refinements to the 15(c) Methodology Guide and other aspects of the review process, and the Board’s IRC reviews benchmarks used to assess the performance of funds in the ING Funds complex.

The Board employed its process for reviewing contracts when considering the renewals of the Portfolios’ Advisory Contracts that would be effective through November 30, 2011. Set forth below is a discussion of many of the Board’s primary considerations and conclusions resulting from this process.

Nature, Extent and Quality of Service

In determining whether to approve the Advisory Contracts for the Portfolios for the year ending November 30, 2011, the Independent Trustees received and evaluated such information as they deemed necessary regarding the nature, extent and quality of services provided to the Portfolios by the Adviser. This included information regarding the Adviser provided throughout the year at regular meetings of the Board and its committees, as well as information furnished in connection with the contract renewal meetings.

The materials requested by and provided to the Board and/or to K&L Gates prior to the November 18, 2010 Board meeting included, among other information, the following items for each Portfolio: (1) FACT sheets that provided information regarding the performance and expenses of the Portfolio and other similarly managed funds in its Selected Peer Group, as well as information regarding the Portfolio’s investment portfolio, objective and strategies; (2) reports providing risk and attribution analyses of the Portfolio; (3) the 15(c) Methodology Guide, which describes how the FACT sheets were prepared, including the manner in which each Portfolio’s benchmark and Selected Peer Group were selected and how profitability was determined; (4) responses from the Adviser to a series of questions posed by K&L Gates on behalf of the Independent Trustees; (5) copies of the forms of Advisory Contracts; (6) copies of the Forms ADV for the Adviser; (7) financial statements for the Adviser; (8) a draft of a narrative summary addressing key factors the Board customarily considers in evaluating the renewals of the ING Funds’ (including the Portfolio’s) advisory contracts, including a written analysis for the Portfolio of how performance, fees and expenses compare to its Selected Peer Group and/or designated benchmark; (9) independent analyses of Portfolio performance by the Trust’s Chief Investment Risk Officer; (10) information regarding net asset flows into and out of the Portfolio; and (11) other information relevant to the Board’s evaluations.

The ING American Funds World Allocation Portfolio invests in a combination of mutual funds (“Underlying Funds”) that are advised by Capital Research and Management Company (“CRMC”) that, in turn, invest directly in a wide range of portfolio securities (such as stocks and bonds). Each of the ING American Funds Asset Allocation Portfolio, ING American Funds Bond Portfolio, ING American Funds Growth Portfolio, ING American Funds Growth-Income Portfolio, and ING American Funds International Portfolio (collectively, the “American Funds Master-Feeder Portfolios”) operates as a master-feeder fund and fully invests in a corresponding master fund advised by CRMC. The Board and/or K&L Gates received responses to a series of questions posed by K&L Gates on behalf of the Trustees that related to CRMC.

The American Funds Master-Feeder Portfolios have only one class of shares, which was compared to the analogous class of shares for each fund in the Selected Peer Group. It should be noted that the performance of each of the American Funds Master-Feeder Portfolios primarily reflects the performance of the Master Fund in which it invests. With respect to ING American Funds World Allocation Portfolio, Service Class (Class S) shares of the Portfolio were used for purposes of certain comparisons between the Portfolio and its Selected Peer Group. Class S shares generally were selected so that the ING American Funds World Allocation Portfolio’s share class with the longest performance history was compared to the analogous class of shares

46

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

for each fund in its Selected Peer Group. It should be noted that ING American Funds World Allocation Portfolio operates as a fund-of-fund and the performance of the Portfolio primarily reflects the performance of the Underlying Funds in which it invests. Mutual funds chosen for inclusion in a Portfolio’s Selected Peer Group were selected based upon criteria designed to mirror the Portfolio’s class being compared to the funds in the Selected Peer Group.

In arriving at its conclusions with respect to the Advisory Contracts, the Board was mindful of the “manager-of-managers” platform of the ING Funds that has been developed by Management. The Board noted the resources that the Adviser has committed to the Board and the IRC to assist the Board and the IRC with their assessment of the investment performance of the Portfolios on an on-going basis throughout the year. This includes the appointment of a Chief Investment Risk Officer and his staff, who report directly to the Board and who have developed attribution analyses and other metrics used by the Board’s Investment Review Committees to analyze the key factors underlying investment performance for the funds in the ING Funds complex. The Board also noted the proactive approach that the Adviser, working in cooperation with the IRC, has taken to advocate or recommend, when it believed appropriate, changes designed to assist in improving the Portfolios’ performance.

In considering the Portfolios’ Advisory Contracts, the Board also considered the extent of benefits provided to the Portfolios’ shareholders, beyond advisory services, from being part of the ING family of funds. This includes, in most cases, the right to exchange or transfer investments, without a sales charge, between the same class of shares of such funds or among ING Funds available on a product platform, and the wide range of ING Funds available for exchange or transfer. The Board also took into account the Adviser’s efforts in recent years to reduce the expenses of the ING Funds through renegotiated arrangements with the ING Funds’ service providers. In addition, the Board considered the efforts of the Adviser and the expenses that it incurred in recent years to help make the ING Funds complex more efficient by combinations of similar funds.

Further, the Board received periodic reports showing that the investment policies and restrictions for each Portfolio were consistently complied with and other periodic reports covering matters such as compliance by Adviser personnel with codes of ethics. The Board considered reports from the Trust’s Chief Compliance Officer (“CCO”) evaluating whether the regulatory compliance systems and procedures of the Adviser are reasonably designed to assure compliance with the federal securities laws. The Board also took into account the CCO’s annual and periodic reports and recommendations with respect to service provider compliance programs. In this regard, the Board also considered the policies and procedures developed by the CCO in consultation with the Board’s Compliance Committee that guide the CCO’s compliance oversight function.

The Board reviewed the level of staffing, quality and experience of each Portfolio’s portfolio management team. The Board took into account the respective resources and reputations of the Adviser, and evaluated the ability of the Adviser to attract and retain qualified investment advisory personnel. The Board also considered the adequacy of the resources committed to the Portfolios (and other relevant funds in the ING Funds complex) by the Adviser, and whether those resources are commensurate with the needs of the Portfolios and are sufficient to sustain appropriate levels of performance and compliance needs. In this regard, the Board considered the financial stability of the Adviser.

Based on their deliberations and the materials presented to them, the Board concluded that the advisory and related services provided by the Adviser are appropriate in light of the Portfolios’ operations, the competitive landscape of the investment company business, and investor needs, and that the nature and quality of the overall services provided by the Adviser were appropriate.

Portfolio Performance

In assessing advisory relationships, the Board placed emphasis on the net investment returns of each Portfolio. While the Board considered the performance reports, particular attention in assessing performance was given to the FACT sheets furnished in connection with the renewal process. The FACT sheet prepared for each Portfolio included its investment performance compared to the Portfolio’s Morningstar category median and/or Lipper category median, Selected Peer Group and primary benchmark. The FACT sheet performance data was as of June 30, 2010. In addition, the Board also considered at its November 18, 2010 meeting certain additional data regarding performance and Portfolio asset levels as of September 30, 2010. The Board’s findings specific to each Portfolio’s performance are discussed under “Portfolio-by-Portfolio Analysis” below.

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Economies of Scale

When evaluating the reasonableness of advisory fee rates, the Board also considered whether economies of scale will be realized by the Adviser as a Portfolio grows larger and the extent to which any such economies are reflected in contractual fee rates. In this regard, the Board noted that any breakpoints in the advisory fee schedules applicable to the underlying Master Fund in which each Portfolio invests results in a lower, aggregate advisory fee payable by Portfolio shareholders. As the Portfolio does not have advisory fee breakpoints, but may benefit from waivers or reimbursements of advisory or other fees, the Board also considered the extent to which economies of scale could be realized through waivers, reimbursements or expense reductions. In evaluating fee breakpoint arrangements and economies of scale, the Independent Directors also considered prior periodic management reports and industry information on this topic.

The Board considered that in recent years many of the Portfolios experienced material declines in assets due to general market declines precipitated by the credit crises and other generally adverse market developments. As a result of these asset declines, the Board considered that there were fewer opportunities for certain of the Portfolios to realize economies of scale.

Information Regarding Services to Other Clients

The Board requested and considered information regarding the nature of services and fee rates offered by the Adviser to other clients, including other registered investment companies and institutional accounts. When fee rates offered to other clients differed materially from those charged to a Portfolio, the Board considered any underlying rationale provided by the Adviser for these differences. The Board also noted that the fee rates charged to the Portfolios and other institutional clients of the Adviser (including other investment companies) may differ materially due to, among other reasons: differences in services; different regulatory requirements associated with registered investment companies, such as the Portfolios, as compared to non-registered investment company clients; market differences in fee rates that existed when a Portfolio first was organized; differences in the original sponsors of Portfolios that now are managed by the Adviser; investment capacity constraints that existed when certain contracts were first agreed upon or that might exist at present; and different pricing structures that are necessary to be competitive in different marketing channels.

Fee Rates and Profitability

The Board reviewed and considered each contractual investment advisory fee rate, combined with the administrative fee rate, payable by each Portfolio to the Adviser. In addition, the Board considered fee waivers and expense limitations applicable to the fees payable by the Portfolios.

The Board considered: (1) the fee structure of each Portfolio as it relates to the services provided under the contracts; and (2) the potential fall-out benefits to the Adviser and its respective affiliates from their association with the Portfolios. For each Portfolio, the Board determined that the fees payable to the Adviser are reasonable for the services that each performs, which were considered in light of the nature and quality of the services that each has performed and is expected to perform.

For each Portfolio, the Board considered information on revenues, costs and profits realized by the Adviser, which was prepared by Management in accordance with the allocation methodology (including related assumptions) specified in the 15(c) Methodology Guide. The Board also considered that there has not yet been a full recovery for many Portfolios from the substantial decline in assets caused by adverse economic conditions in recent years, which, in many cases, has adversely impacted profits realized by the Adviser. In addition, the Board considered information that it requested and was provided by Management with respect to the profitability of service providers affiliated with the Adviser.

The Board recognized that profitability analysis is not an exact science and there is no uniform methodology for determining profitability for this purpose. In this context, the Board realized that Management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Portfolios’ operations may not be fully reflected in the expenses allocated to each Portfolio in determining profitability, and that the information presented may not portray all of the costs borne by Management or capture Management’s entrepreneurial risk associated with offering and managing a mutual fund complex in the current regulatory and market environment. In addition, the Board recognized that the use of different methodologies for purposes of calculating profit data can give rise to dramatically different profit and loss results.

At the request of the Board, the Adviser has from time to time agreed to implement remedial actions for certain Portfolios. These remedial actions have included, among others: reductions in fee

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rates; changes in portfolio managers; and strategy modifications.

In making its determinations, the Board based its conclusions on the reasonableness of the advisory fees of the Adviser primarily on the factors described for each Portfolio below.

Portfolio-by-Portfolio Analysis

The following paragraphs outline certain of the specific factors that the Board considered, and the conclusions reached, at its November 18, 2010 meeting in relation to renewing each Portfolio’s current Advisory. These specific factors are in addition to those considerations discussed above. In each case, the Portfolio’s performance was compared to its Morningstar category median and its primary benchmark, a broad-based securities market index that appears in the Portfolio’s prospectus. With respect to Morningstar quintile rankings, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. Each Portfolio’s management fee and expense ratio were compared to the fees and expense ratios of the funds in its Selected Peer Group.

ING American Funds Asset Allocation Portfolio

In considering whether to approve the renewal of the Advisory Contract for ING American Funds Asset Allocation Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2010: (1) the Portfolio underperformed its Morningstar category median for all periods presented; (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the one-year period, during which it underperformed; and (3) the Portfolio is ranked in the fourth quintile of its Morningstar category for the one-year period, and the fifth (lowest) quintile for the most recent calendar quarter and year-to-date periods.

In analyzing this performance data, the Board took into account: (1) Management’s analysis of the negative effect that stock selection and sector allocation had on the Portfolio’s performance; (2) Management’s expectation that the Portfolio’s longer-term performance will improve; (3) that the Portfolio commenced operations in April 2008 and therefore had a limited performance record for the purpose of analyzing its performance; and (4) that Management would continue to monitor, and the Board or its Investment Review Committee would periodically review, the Portfolio’s performance.

In considering the fees payable under the Advisory Contract for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract where (a) no advisory or administration fees are charged when the Portfolio is fully invested in the American Funds Insurance Series Asset Allocation Fund (the “Master Allocation Fund”), (b) there is an economies of scale benefit to the Portfolio and its shareholders from breakpoint discounts applicable to the advisory fees at the Master Allocation Fund level, which result in lower fees at higher asset levels, and (c) the Advisory Contract provides that the Portfolio’s management fee (consisting of an advisory fee and a 0.10% administration fee) would be payable if the Portfolio withdraws it assets from the Master Allocation Fund; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is above the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; and (3) the Portfolio commenced operations in April 2008, and it is reasonable to permit the Portfolio time to establish a longer performance record for the purposes of evaluating investment performance. Based on these conclusions and other factors, the Board voted to renew the Advisory Contract for the Portfolio for the year ending November 30, 2011. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING American Funds Bond Portfolio

In considering whether to approve the renewal of the Advisory Contract for ING American Funds Bond Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2010: (1) the Portfolio underperformed its Morningstar category median for all periods presented; (2) the Portfolio underperformed its primary benchmark for the most recent calendar quarter and year-to-date periods, but outperformed for the one-year period; and (3) the Portfolio is ranked in the fourth quintile of its Morningstar category for the most recent calendar quarter and one-year periods, and the fifth (lowest) quintile for the year-to-date period.

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In analyzing this performance data, the Board took into account: (1) Management’s analysis of the negative effect that stock selection and sector allocation had on the Portfolio’s performance; (2) Management’s expectation that the Portfolio’s longer-term performance will improve; and (3) that Management would continue to monitor, and the Board or its Investment Review Committee would periodically review, the Portfolio’s investment performance.

In considering the fees payable under the Advisory Contract for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract where (a) no advisory or administration fees are charged when the Portfolio is fully invested in the American Funds Bond Fund (the “Master Bond Fund”), (b) there is an economies of scale benefit to the Portfolio and its shareholders from breakpoint discounts applicable to the advisory fees at the Master Bond Fund level, which result in lower fees at higher asset levels, and (c) the Advisory Contract provides that the Portfolio’s management fee (consisting of an advisory fee and a 0.10% administration fee) would be payable if the Portfolio withdraws it assets from the Master Bond Fund; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is above the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; and (3) that Management would continue to monitor, and the Board or its Investment Review Committee would periodically review, the Portfolio’s performance. Based on these conclusions and other factors, the Board voted to renew the Advisory Contract for the Portfolio for the year ending November 30, 2011. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING American Funds Growth Portfolio

In considering whether to approve the renewal of the Advisory Contract for ING American Funds Growth Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2010: (1) the Portfolio outperformed its Morningstar category median for all periods presented, with the exception of the three-year period, during which it underperformed; (2) the Portfolio outperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the most recent calendar quarter, year-to-date, and one-year periods, the third quintile for the five-year period, and the fourth quintile for the three-year period.

In analyzing this performance data, the Board took into account: (1) Management’s confidence in the investment mandate employed by the American Funds Growth Fund (the “Master Growth Fund”), the master fund in which the Portfolio invests its assets, and Management’s analysis of this mandate’s ability to sustain significant market downturns relative to its Morningstar category median; (2) Management’s expectation that the Portfolio’s longer-term performance will improve; and (3) that Management would continue to monitor, and the Board or its Investment Review Committee would periodically review, the Portfolio’s investment performance.

In considering the fees payable under the Advisory Contract for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract where (a) no advisory or administration fees are charged when the Portfolio is fully invested in the American Funds Master Growth Fund (the “Master Growth Fund”), (b) there is an economies of scale benefit to the Portfolio and its shareholders from breakpoint discounts applicable to the advisory fees at the Master Growth Fund level, which result in lower fees at higher asset levels, and (c) the Advisory Contract provides that the Portfolio’s management fee (consisting of an advisory fee and a 0.10% administration fee) would be payable if the Portfolio withdraws it assets from the Master Growth Fund; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; and (3) taking into account that

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Management would continue to monitor and the Board or its Investment Review Committee would periodically review, the Portfolio’s investment performance. Based on these conclusions and other factors, the Board voted to renew the Advisory Contract for the Portfolio for the year ending November 30, 2011. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING American Funds Growth-Income Portfolio

In considering whether to approve the renewal of the Advisory Contract for ING American Funds Growth-Income Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2010: (1) the Portfolio underperformed its Morningstar category median for all periods presented; (2) the Portfolio underperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the ten-year period, the fourth quintile for the three-year and five-year periods, and the fifth (lowest) quintile for the most recent calendar quarter, year- to-date, and one-year periods.

In analyzing this performance data, the Board took into account that the Board, at its September 2010 meeting, approved the merger of the Portfolio into ING Growth and Income Portfolio, and that this merger, if approved by the Portfolio’s shareholders, is expected to occur in January 2011.

In considering the fees payable under the Advisory Contract for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract where (a) no advisory or administration fees are charged when the Portfolio is fully invested in the American Funds Growth-Income Fund (the “Master Growth-Income Fund”), (b) there is an economies of scale benefit to the Portfolio and its shareholders from breakpoint discounts applicable to the advisory fees at the Master Growth-Income Fund level, which result in lower fees at higher asset levels, and (c) the Advisory Contract provides that the Portfolio’s management fee (consisting of an advisory fee and a 0.10% administration fee) would be payable if the Portfolio withdraws it assets from the Master Growth-Income Fund; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; and (3) that the Portfolio will likely merge into ING Growth and Income Portfolio in January 2011. Based on these conclusions and other factors, the Board voted to renew the Advisory Contract for the Portfolio for the year ending November 30, 2011. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING American Funds International Portfolio

In considering whether to approve the renewal of the Advisory Contract for ING American Funds International Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2010: (1) the Portfolio outperformed its Morningstar category median for all periods presented, with the exception of the year-to-date period, during which it underperformed; (2) the Portfolio underperformed its primary benchmark for the most recent calendar quarter, year-to-date, and one-year periods, but outperformed for the three-year and five-year periods; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the three-year and five-year periods, the third quintile for the most recent calendar quarter and one-year periods, and the fourth quintile for the year-to-date period.

In considering the fees payable under the Advisory Contract for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract where (a) no advisory or administration fees are charged when the Portfolio is fully invested in the American Funds International Fund (the “Master International Fund”), (b) there is an economies of scale benefit to the Portfolio and its shareholders from breakpoint discounts applicable to the advisory fees at the Master International Fund level, which result in lower fees at higher asset levels, and (c) the Advisory Contract provides that the Portfolio’s management fee (consisting of an advisory fee and a 0.10% administration fee) would be payable if the Portfolio withdraws it assets from the Master International Fund; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the

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median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is equal to the median and above the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; and (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory Contract for the Portfolio for the year ending November 30, 2011. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING American Funds World Allocation Portfolio

In considering whether to approve the renewal of the Advisory Contract for ING American Funds World Allocation Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2010: (1) the Portfolio outperformed its Morningstar category median for all periods presented; (2) the Portfolio outperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the one-year period, and the third quintile for the most recent calendar quarter and year-to-date periods.

In considering the fees payable under the Advisory Contract for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of a 0.10% administration fee) for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is above the median and the average expense ratios of the funds in its Selected Peer Group.

In analyzing this fee data, the Board took into account that the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; and (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory Contract for the Portfolio for the year ending November 30, 2011. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

BOARD CONSIDERATION AND APPROVAL OF NEW INVESTMENT ADVISORY CONTRACTS

ING American Funds Global Growth and Income Portfolio

In determining whether to approve the Investment Management Agreement for ING American Funds Global Growth and Income Portfolio, the Board received and evaluated such information as it deemed necessary for an informed determination of whether the Agreement, and the proposed policies and procedures for the Portfolio, should be approved. The materials provided to the Board in support of the proposed advisory arrangements included the following: (1) a memorandum presenting Management’s rationale for requesting the Portfolio’s launch that discusses, among other things, the Adviser’s experience and expertise in the management of other Funds within the ING Funds complex, including other American Funds Master-Feeder series; (2) information about the Portfolio’s proposed investment objective and strategies and anticipated portfolio characteristics; (3) FACT sheets for the Portfolio that compare the Portfolio’s fee structure when invested in American Funds Insurance Series Global Growth and Income Fund (the “AFGGI Master Fund”), a series in the American Funds Group® family of funds that is managed by Capital Research Management Company; (4) responses from the Adviser questions posed by K&L Gates LLP on behalf of the Independent Trustees; (5) supporting documentation, including copies of the form of Investment Management Agreement for the Portfolio; and (6) other information relevant to the Board’s evaluation. In addition, the Board considered the information provided periodically throughout the year in presentations to the Board by the Adviser in the context of the Adviser’s management of other Master-Feeder Portfolios.

At the November 18, 2010 Meeting, the Board considered that the Portfolio would be subject to the standard policies and procedures of the Trust previously approved by the Board for other series of the Trust and approved in accordance with Rule 38a-1 under the 1940 Act. The Board also noted that, in managing the

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Portfolio, the Adviser would be subject to procedures adopted pursuant to Rule 206(4)-7 under the Investment Advisers Act of 1940 that had been previously approved by the Board in connection with other Funds.

The Board’s consideration of whether to approve the Investment Management Agreement with the Adviser on behalf of the Portfolio took into account several factors including, but not limited to, the following: (1) the nature and quality of the services to be provided by the Adviser to the Portfolio under the proposed Investment Management Agreement; (2) the Adviser’s strength and reputation within the industry; (3) the fairness of compensation under an Investment Management Agreement when: (a) only a 0.10% administration fee is charged when the Portfolio is fully invested in the AFGGI Master Fund; (b) there are breakpoint discounts payable with respect to fees at the AFGGI Master Fund level; and (c) the Agreement provides that the Portfolio’s management fee (consisting of an advisory fee and a 0.10% administration fee) would be payable if the Portfolio withdraws its assets from the AFGGI Master Fund; (4) the pricing structure (including the estimated expense ratio to be borne by shareholders) of the Portfolio, including that, during periods when the Portfolio is invested in the AFGGI Master Fund: (a) the proposed management fee rate (inclusive of the advisory fee and a 0.10% administration fee) for the Portfolio is above the median and the average management fees of the funds in the Portfolio’s Selected Peer Group, and (b) the estimated expense ratio for the Portfolio, when taking into account fees at both the feeder and the master fund level, is above the above the median and equal to the average expense ratios of the funds in the Portfolio’s Selected Peer Group; (5) the projected profitability of the Adviser; (6) the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of the Adviser, including its management team’s expertise in the management of other Portfolios; (7) the Adviser’s compliance capabilities, as demonstrated by, among other things, its policies and procedures designed to prevent violations of the Federal securities laws, which had previously been approved by the Board in connection with their oversight of other Funds in the ING Funds complex; (8) the information that had been provided by the Adviser at regular Board meetings, and in anticipation of the September meeting; and (9) “fall-out benefits” to the Adviser and its affiliates that were anticipated to arise from the Adviser’s management of the Portfolio.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s proposed management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s estimated expense ratio is reasonable in the context of all factors considered by the Board; and (3) the Adviser maintains an appropriate compliance program, with this conclusion based upon the Board’s previous and ongoing review of the compliance program. Based on these conclusions and other factors, the Board voted to approve the Investment Management Agreement for the Portfolio. During its deliberations, different Board members may have given different weight to different individual factors and related conclusions.

ING American Funds International Growth and Income Portfolio

In determining whether to approve the Investment Management Agreement for ING American Funds International Growth and Income Portfolio, the Board received and evaluated such information as it deemed necessary for an informed determination of whether the Agreement, and the proposed policies and procedures for the Portfolio, should be approved. The materials provided to the Board in support of the proposed advisory arrangements included the following: (1) a memorandum presenting Management’s rationale for requesting the Portfolio’s launch that discusses, among other things, the Adviser’s experience and expertise in the management of other Funds within the ING Funds complex, including other American Funds Master-Feeder series; (2) information about the Portfolio’s proposed investment objective and strategies and anticipated portfolio characteristics; (3) FACT sheets for the Portfolio that compare the Portfolio’s fee structure when invested in American Funds Insurance Series International Growth and Income Fund (the “AFIGI Master Fund”), a series in the American Funds Group® family of funds that is managed by Capital Research Management Company; (4) responses from the Adviser to questions posed by K&L Gates LLP on behalf of the Independent Trustees; (5) supporting documentation, including copies of the form of Investment Management Agreement for the Portfolio; and (6) other information relevant to the Board’s evaluation. In addition, the Board considered the information provided periodically throughout the year in presentations to the Board by the Adviser in the context of the Adviser’s management of other Master-Feeder Portfolios.

At the November 18, 2010 Meeting, the Board considered that the Portfolio would be subject to the standard policies and procedures of the Trust previously approved by the Board for other series of the Trust and approved in accordance with Rule 38a-1 under the 1940 Act. The Board also noted that, in managing the

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Portfolio, the Adviser would be subject to procedures adopted pursuant to Rule 206(4)-7 under the Investment Advisers Act of 1940 that had been previously approved by the Board in connection with other Funds.

The Board’s consideration of whether to approve the Investment Management Agreement with the Adviser on behalf of the Portfolio took into account several factors including, but not limited to, the following: (1) the nature and quality of the services to be provided by the Adviser to the Portfolio under the proposed Investment Management Agreement; (2) the Adviser’s strength and reputation within the industry; (3) the fairness of compensation under an Investment Management Agreement when: (a) only a 0.10% administration fee is charged when the Portfolio is fully invested in the AFIGI Master Fund; (b) there are breakpoint discounts payable with respect to fees at the AFIGI Master Fund level; and (c) the Agreement provides that the Portfolio’s management fee (consisting of an advisory fee and a 0.10% administration fee) would be payable if the Portfolio withdraws its assets from the AFIGI Master Fund; (4) the pricing structure (including the estimated expense ratio to be borne by shareholders) of the Portfolio, including that, during periods when the Portfolio is invested in the AFIGI Master Fund: (a) the proposed management fee rate (inclusive of the advisory fee and a 0.10% administration fee) for the Portfolio is above the median and the average management fees of the funds in the Portfolio’s Selected Peer Group, and (b) the estimated expense ratio for the Portfolio, when taking into account fees at both the feeder and the master fund level, is above the above the median and equal to the average expense ratios of the funds in the Portfolio’s Selected Peer Group; (5) the projected profitability of the Adviser; (6) the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of the Adviser, including its management team’s expertise in the management of other Master-Feeder Portfolios; (7) the Adviser’s compliance capabilities, as demonstrated by, among other things, its policies and procedures designed to prevent violations of the Federal securities laws, which had previously been approved by the Board in connection with their oversight of other Funds in the ING Funds complex; (8) the information that had been provided by the Adviser at regular Board meetings, and in anticipation of the September meeting; and (9) “fall-out benefits” to the Adviser and its affiliates that were anticipated to arise from the Adviser’s management of the Portfolio.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s proposed management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s estimated expense ratio is reasonable in the context of all factors considered by the Board; and (3) the Adviser maintains an appropriate compliance program, with this conclusion based upon the Board’s previous and ongoing review of the compliance program. Based on these conclusions and other factors, the Board voted to approve the Investment Management Agreement for the Portfolio. During its deliberations, different Board members may have given different weight to different individual factors and related conclusions.

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Investment Advisers
ING Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Directed Services LLC
1475 Dunwoody Drive
West Chester, Pennsylvania 19380

Administrator
ING Funds Services, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Distributor
ING Investments Distributors, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Independent Registered Public Accounting Firm
KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111

Custodian
The Bank of New York Mellon
One Wall Street
New York, NY 10286

Legal Counsel
Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable annuity contract and the underlying variable investment options. This and other information is contained in the prospectus for the variable annuity contract and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.

    VPAR-UAMER     (1210-021711)

Annual Report

December 31, 2010

Adviser (“ADV”) and Institutional (“I”) Classes

ING Investors Trust

■	ING Retirement Conservative Portfolio

■	ING Retirement Growth Portfolio

■	ING Retirement Moderate Portfolio

■	ING Retirement Moderate Growth Portfolio

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

MUTUAL FUNDS

PROXY VOTING INFORMATION

A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the ING Funds’ website at www.ingfunds.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the ING Funds’ website at www.ingfunds.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Portfolios’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Portfolios’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330; and is available upon request from the Portfolios by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

Big Picture vs. Details

Dear Shareholder,

On January 25, 2011, President Obama delivered his second State of the Union address. He called on Americans to put aside partisan differences and harness the nation’s creativity to adapt and thrive in a rapidly changing global economy. The president’s challenge is timely: the United States is approaching a nexus of intermediate- and long-term concerns, and the choices we make over the next two years could determine the nation’s competitiveness in the global economy for decades to come.

There are reasons to be optimistic — the International Monetary Fund (“IMF”) predicts the U.S. economy will grow about 3% in 2011. China and India are expected to grow at about 9% and even the euro zone appears to be recovering from crisis; this growth, however, is being accompanied by mounting inflation pressures in certain regions, suggesting that many economies are expanding at unsustainable rates.

As I write this, the World Economic Forum is getting underway in Davos, Switzerland, and there are numerous concerns to deal with. Chief among them are the still-present risk of sovereign debt defaults in the euro zone; high unemployment and banking problems in the advanced economies; and inflationary pressures in emerging markets, especially with regard to food, fuel and commodities.

As we’ve noted before, uncertainty is a defining characteristic of our age and, in our opinion, is likely to remain so beyond this year. How should you respond within your investment portfolio? Remember that the most important consideration is your long-term goals, not the outlook for 2011. With investment hazards and opportunities everywhere, we believe it makes sense to cast as broad a net as possible around the globe. In our opinion, you want your portfolio to be well diversified so that it is not harmed too much by the trouble spots, and has some exposure to positive trends.

As always, we believe the best approach is a well-diversified portfolio and a well-defined investment plan. As we’ve noted many times before, it’s important to discuss any proposed changes thoroughly with your advisor before taking any action. Thank you for your continued confidence in ING Funds. We look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews

President and Chief Executive Officer

ING Funds

January 26, 2011

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

1

MARKET PERSPECTIVE:  YEAR ENDED DECEMBER 31, 2010

In our semi-annual report we described how, after a 13-month advance through mid-April, a confluence of local and world issues sent global equities, in the form of the MSCI World IndexSM measured in local currencies, including net reinvested dividends (“MSCI” for regions discussed below), reeling to a loss for the first half of the fiscal year. In the second half of the year, the MSCI World IndexSM bounced back and for 2010 returned 10.01%. (The MSCI World IndexSM returned 11.76% for the one year ended December 31, 2010, measured in U.S. dollars.) By year end, investor sentiment had turned distinctly positive, despite the grave concerns that remained.

It was a bumpy ride. Markets from stocks to bonds to currencies were continually buffeted by news and events relating to three main themes: the stuttering U.S. economic recovery, the sovereign debt crisis in the Eurozone and growth dynamics in China.

In the U.S., quarterly gross domestic product (“GDP”) growth decelerated from 2.7% (annualized) in the first quarter of 2010 to 1.7% in the second, before recovering to 2.6% in the third. But attention was focused more on employment and housing. The 18-month recession which ended in June of 2009 had cost some 8.7 million jobs. But since then, the unemployment rate had been stuck between 9.4% and 10.1%, barely dented by private sector new jobs averaging 107,000 per month as 2010 ended.

The other weakening link was housing. Sales of new and existing homes collapsed after the expiry in April of a program of tax credits for home buyers and languished thereafter. House prices (based on the S&P/Case-Shiller 20-City Composite Home Price Index), having shown annual increases from February, resumed a downward trend in October with the index still 30% below the peak recorded in April 2006.

To be sure, there were some grounds for optimism as 2010 drew to a close. Consumer spending had risen for five straight months. Investment in equipment and software was growing at double-digit annual percentage rates. On December 30, new unemployment claims were reported below 400,000 for the first time since July 2008. The Federal Reserve in November announced a second round of quantitative easing and would buy $600 billion in Treasury notes and bonds. The mixed mid-term election results forced a “compromise” stimulus package worth an estimated $858 billion for 2011. In combination, these two measures increased the attractiveness of riskier asset classes like equities at the expense of high grade bonds, which sold off.

In the Eurozone, after default was narrowly averted on Greece’s maturing bonds, the creation in May of a European Financial Stabilization “mechanism”, funded with up to €750 billion seemed to calm nerves for a while. But in October, attention turned to Ireland, where the Irish government had injected huge sums into local banks, rendering its own fiscal position untenable. The November 29, 2010 European Union/International Monetary Fund bail-out worth €67.5 billion left markets unimpressed. Suddenly it was May again with downgrades, soaring yields on peripheral Eurozone bonds, fears of contagion, falling stock markets and doubts about the viability of the euro itself. The European Central Bank aggressively bought sovereign bonds and the mood settled. But with Spain’s banks needing to refinance €85 billion of debt in 2011, the issue remains unresolved.

Investors watched nervously as China, the source of much of the world’s growth, wrestled with inflation, which reached 5.1% in November, and a housing bubble. The authorities tightened mortgage requirements, raised banks’ reserve ratio requirements six times in 2010 and interest rates twice in the last quarter. More interest rate increases seem inevitable.

In U.S. fixed income markets, the Barclays Capital U.S. Aggregate Bond Index of investment grade bonds returned 6.54% in 2010. A slight balance towards risk aversion in the first half gave way to improved risk appetite in the second. For the whole year, the Barclays Capital U.S. Treasury index returned 5.87%, underperforming the Barclays Capital Corporate Investment Grade Bond Index with a return of 9.00%, but both fell well short of the Barclays Capital High Yield Bond – 2% Issuer Constrained Composite Index which gained 14.94% for the one year period.

U.S. equities, represented by the S&P 500® Index including dividends, rose 15.06% in 2010, including its best September, a return of 8.92%, since 1939 and best December, a return of 6.68%, since 1991. Prices were supported by strong earnings reports, with operating earnings per share for S&P 500® companies recording four straight quarters of annual growth. Equities also benefited from improved risk appetite through the quantitative easing initiative and stimulus package referred to above.

In currencies, the worst of the gloom about the Eurozone in early June was replaced by renewed pessimism about the dollar in a stalling economy, before markets were seized by another bout of Eurozone angst. For the year, the dollar gained 8.15% against the euro and 2.95% against the pound, but lost 11.59% to the yen, which was sold in the market by the Bank of Japan after breaching 15-year high levels.

In international markets, the MSCI Japan® Index returned just 0.57% for the year after a strong last quarter, as quarterly GDP growth bounced back to 1.1% and the yen retreated from multi-year peaks. The tone of the market was generally poor with household spending fragile and consumer prices down for 21 months. The MSCI Europe ex UK® Index returned 4.84%, with Germany up 15.97% and Portugal, Italy, Ireland, Greece and Spain all falling. This broadly reflected the two-tier economy that has developed, with economic statistics favoring more soundly based countries at the expense of the peripherals. The MSCI UK® Index advanced 12.18%, despite the prospect of severe public spending cuts intended to eliminate an 11% budget deficit. Supporting sentiment was resilient, if perhaps temporary, quarterly GDP growth averaging 0.9% in the second half of the year.

Parentheses denote a negative number.

All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Portfolios’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

2

BENCHMARK DESCRIPTIONS

Index	Description
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
S&P/Case-Shiller 20-City Composite Home Price Index	A composite index of the home price index for the top 20 Metropolitan Statistical Areas in the United States. The index is published monthly by Standard & Poor’s.
Barclays Capital U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Barclays Capital U.S. Treasury Index	An unmanaged index that includes public obligations of the U.S. Treasury. Treasury bills, certain special issues, such as state and local government series bonds (SLGs), as well as U.S. Treasury TIPS and STRIPS, are excluded.
Barclays Capital Corporate Investment Grade Bond Index

The corporate component of the Barclays Capital U.S. Credit Index. The U.S.

Credit Index includes publicly-issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity,

and quality requirements. The index includes both corporate and non-corporate sectors. The corporate sectors are industrial, utility and finance, which includes both U.S. and non-U.S. corporations.

Barclays Capital High Yield Bond—2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
Russell 3000® Index	A widely recognized index of publicly issued fixed rate, investment grade debt securities, including Treasuries, Agencies and credit securities with a maturity of one to three years.
Citigroup 3 Month T-Bill Index	A widely recognized index of publicly issued fixed rate, investment grade debt securities, including Treasuries, Agencies and credit securities with a maturity of one to three years.

3

ING RETIREMENT PORTFOLIOS	PORTFOLIO MANAGERS’ REPORT

The ING Retirement Portfolios consist of ING Retirement Conservative Portfolio, ING Retirement Growth Portfolio, ING Retirement Moderate Portfolio and ING Retirement Moderate Growth Portfolio (each a “Portfolio” or collectively, the “Portfolios” or the “Retirement Portfolios”). Each Portfolio seeks to achieve its investment objective by investing in a combination of other ING Funds (“Underlying Funds”) according to target allocations determined by Directed Services LLC (“Investment Adviser”), under the guidance of an Asset Allocation Committee(1)(2). ING Investment Management Co. (“ING IM”) is the consultant (“Consultant”) to the Investment Adviser. Both the Investment Adviser and ING IM are indirect, wholly owned subsidiaries of ING Groep.

Portfolio Specifics: The Investment Adviser uses an asset allocation process to determine each Portfolio’s investment mix. This asset allocation process can be found in the Prospectus. Each Portfolio’s approximate target investment allocations (expressed as a percentage of its net assets) among the asset classes in which the Portfolios invest are set out on page 6. As these are target allocations, the actual allocations of the Portfolios’ assets may deviate from the percentages shown.

Assets will be allocated among the Underlying Funds and markets based on judgments made by the Investment Adviser. The performance of the Portfolios reflects the performance of the Underlying Funds in which each Portfolio invests and the weightings of each Portfolio’s assets in each Underlying Fund.

There is a risk that the Portfolios may allocate assets to an Underlying Fund or market that underperforms other asset classes. The Portfolios may be underweighted in assets or a market that is experiencing significant returns (or relative outperformance) or overweighted in assets or a market with significant declines (or relative underperformance).

The Asset Allocation Committee allocates each Portfolio’s assets among the Underlying Funds based on advice from the Consultant.

The ING Retirement Portfolios began the year at their strategic weights. In the spring, the heightened risk of a sovereign debt crisis affecting Greece and other highly indebted European countries such as Portugal seemed likely to offset positive economic and earnings news in the short term. Therefore, we made a tactical decision to underweight large-cap equities and overweight core bonds. Spreads on risky assets widened, inter-bank lending contracted, and stock markets declined as this reappraisal of risk continued. Eventually, the euro zone governments, the European Central Bank and the International Monetary Fund made an aggressive policy response that stemmed the almost panic-like conditions that had emerged in global markets and provided near-term stability to European bond markets and to the euro exchange rate. We moved to an overweight position in large-cap core U.S. stocks and an underweight in fixed income, as U.S. fundamentals continued to improve, with strengthening employment and productivity.

Beginning in May, we were tactically bullish and more optimistic than the consensus about cyclical economic prospects for the U.S. and world economies throughout the remainder of the year. Our assessment of the U.S. economy and financial markets suggested that equities were attractive. In particular, we believed that markets remain too skeptical about the sustainability and magnitude of economic recovery in the U.S. and around the world, which suggested to us that consensus earnings estimates for U.S. and global stocks were probably too low. While the capital markets activity, bank lending and other financial processes slowly and unevenly moved back to normal, they remained under pressure and sensitive to shifts in the outlook. Therefore, we moved to a neutral stance at times. In aggregate, our tactical moves over the year were slightly unfavorable.

The transition from initial recovery to expansion continued and not just in the U.S. Within international equities, we overweighted European and U.K. stocks during the fourth quarter. Valuations in these regions were particularly

(1)	The members of the Asset Allocation Committee are William A. Evans, Heather Hackett and Paul Zemsky.
(2)	The investment objective of each Portfolio is described in the Portfolios’ prospectuses, each dated April 30, 2010.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

4

PORTFOLIO MANAGERS’ REPORT	ING RETIREMENT PORTFOLIOS

favorable and were at a discount compared to the other markets. European macro data came in better than expected; Germany led the way, but other countries also posted stronger than expected results. We simultaneously underweighted Japanese stocks; while Japan’s momentum was positive, its deflationary environment and long-term low nominal growth rates made it less attractive. Later, we modified our international equity exposure to also overweight Hong Kong, as its large banking sector was poised to be a prime beneficiary of the liquidity increase given a steepening yield curve and positive credit growth.

The overall U.S. economic environment slowly moved to a position of a sustainable recovery driven by final demand. Before the end of period, we moved to a neutral stance to take profits, reversing our large-cap overweight and fixed income underweight, and retaining our underweight of Japanese stocks.

In aggregate, the Portfolios were positioned with reduced risk levels relative to their benchmarks due to lack of exposure to emerging markets and high yield. Overall, domestic equities outperformed developed international equities for calendar year 2010. Within domestic equities, small caps outperformed mid caps, which in turn outperformed large-cap stocks. The international funds included in the Portfolios were positive contributors, with the exception of ING EURO STOXX 50 Index Portfolio, which declined 8.64% during the year. ING Japan TOPIX Index Portfolio was the best-performing international fund, with a return of 14.13%. Bonds saw modest gains for the year, with TIPS performing similarly to core bonds.

Current Strategy and Outlook: We believe the overall economic environment of the U.S. economy is developing in the direction of a sustainable recovery through an expansion driven more broadly by final demand. In our opinion, U.S. economic data has turned relatively more positive with the purchasing managers’ index numbers, initial jobless claims and retail sales data suggesting that the economy is gaining momentum. Policy remains highly simulative in the U.S. The extension of the Bush tax cuts deal along with the large-scale Treasury purchases by the Federal Reserve could provide additional stimulus via consumer spending and stable interest rates.

The average annual total returns for the year ended December 31, 2010 for the Portfolios‘ Class I shares and their respective composite benchmarks are as follows:

Average Annual Total Returns for the Period Ended December 31, 2010
1 Year
ING Retirement Conservative Portfolio, Class I	8.23%
30% Russell 3000® Index / 70% Barclays Capital U.S. Aggregate Bond Index	10.06%
ING Retirement Growth Portfolio, Class I	12.11%
75% Russell 3000® Index / 25% Barclays Capital U.S. Aggregate Bond Index	14.71%
ING Retirement Moderate Portfolio, Class I	9.73%
65% Russell 3000® Index / 35% Barclays Capital U.S. Aggregate Bond Index	11.51%
ING Retirement Moderate Growth Portfolio, Class I	11.35%
50% Russell 3000® Index / 40% Barclays Capital U.S. Aggregate Bond Index / 10% Citigroup 3 Month T-Bill Index	13.74%

5

ING RETIREMENT PORTFOLIOS	PORTFOLIO MANAGERS’ REPORT

The following tables illustrate the asset allocation of each Portfolio to the Underlying Funds, as well as to the underlying asset class allocation targets:

Asset Allocation

as of December 31, 2010

(as a percentage of net assets)

Underlying Affiliated Funds	ING Retirement Conservative Portfolio	ING Retirement Growth Portfolio		ING Retirement Moderate Growth Portfolio	ING Retirement Moderate Portfolio
ING BlackRock Inflation Protected Bond Portfolio — Class I	23.0	—		—	13.0
ING Euro STOXX 50 Index Portfolio — Class I	3.3	9.6		7.9	6.6
ING FTSE 100 Index Portfolio — Class I	2.5	7.3		6.0	5.1
ING Hang Seng Index Portfolio — Class I	0.5	1.5		1.3	1.0
ING Japan Equity Index Portfolio — Class I	1.5	4.5		3.6	3.1
ING Russell Mid Cap Index Portfolio — Class I	2.0	13.9		11.9	7.9
ING Russell Small Cap Index Portfolio — Class I	—	5.9		4.0	2.0
ING U.S. Bond Index Portfolio — Class I	47.1	25.1		35.1	37.1
ING U.S. Stock Index Portfolio — Class I	20.1	32.3		30.2	24.2
Other Assets and Liabilities — Net	—	(0.1	)*	—	—

	100.0	100.0		100.0	100.0

*	Amount is more than (0.05)%

Portfolio holdings are subject to change.

Target Allocations

as of December 31, 2010

(as a percentage of net assets)(1)

	ING Retirement Conservative Portfolio	ING Retirement Growth Portfolio	ING Retirement Moderate Portfolio	ING Retirement Moderate Growth Portfolio
U.S. Large Cap Stocks	20%	32%	24%	30%
U.S. Mid Cap Stocks	2%	14%	8%	12%
U.S. Small Cap Stocks	0%	6%	2%	4%
Non-U.S./International Stocks	8%	23%	16%	19%
Bonds	47%	25%	37%	35%
Treasury Inflation Protected Securities	23%	0%	13%	0%

	100%	100%	100%	100%

(1)

Portfolio’s current approximate target investment allocations (expressed as a percentage of its net assets). As these are target allocations, the actual allocations of each Portfolio’s assets may deviate from the percentages shown. Although the Retirement Portfolios expect to be fully invested at all times, they may maintain liquidity reserves to meet redemption requests.

6

PORTFOLIO MANAGERS’ REPORT	ING RETIREMENT CONSERVATIVE PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2010
	1 Year	Since Inception of Classes ADV and I October 31, 2007*
Class ADV	7.86%	0.42%
Class I	8.23%	0.86%
Russell 3000® Index	16.93%	(3.51	)%(1)
Barclays Capital Aggregate Bond Index	6.54%	6.27	%(1)
30% Russell 3000® Index / 70% Barclays Capital U.S. Aggregate Bond Index	10.06%	3.78	%(1)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Retirement Conservative Portfolio against the indices indicated. The model and indices are unmanaged, have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in a model or index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

*	ING Retirement Conservative Portfolio commenced operations on October 24, 2009 after the reorganization of ING LifeStyle Conservative Portfolio into ING Retirement Conservative Portfolio. The performance of ING LifeStyle Conservative Portfolio is considered to be the past performance of the Portfolio. All references to the Portfolio’s performance prior to October 24, 2009 include the performance of ING LifeStyle Conservative Portfolio. The investment objectives and policies of ING LifeStyle Conservative Portfolio and ING Retirement Conservative Portfolio differ in certain respects.
(1)	Since inception performance of the indices is shown from November 1, 2007.

7

ING RETIREMENT GROWTH PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2010
	1 Year	Since Inception of Classes ADV and I April 28, 2006*
Class ADV	11.61%	(0.51)%
Class I	12.11%	0.06%
Russell 3000® Index	16.93%	1.57	%(1)
Barclays Capital Aggregate Bond Index	6.54%	6.41	%(1)
75% Russell 3000® Index / 25% Barclays Capital U.S. Aggregate Bond Index	14.71%	3.11	%(1)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Retirement Growth Portfolio against the indices indicated. The model and the indices are unmanaged, have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in a model or index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

*	ING Retirement Growth Portfolio commenced operations on October 24, 2009 after the reorganization of ING LifeStyle Growth Portfolio into ING Retirement Growth Portfolio. The performance of ING LifeStyle Growth Portfolio is considered to be the past performance of the Portfolio. All references to the Portfolio’s performance prior to October 24, 2009 include the performance of ING LifeStyle Growth Portfolio. The investment objectives and policies of ING LifeStyle Growth Portfolio and ING Retirement Growth Portfolio differ in certain respects.
(1)	Since inception performance of the indices is shown from May 1, 2006.

8

PORTFOLIO MANAGERS’ REPORT	ING RETIREMENT MODERATE PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2010
	1 Year	Since Inception of Classes ADV and I April 28, 2006*
Class ADV	9.53%	1.64%
Class I	9.73%	2.17%
Russell 3000® Index	16.93%	1.57	%(1)
Barclays Capital Aggregate Bond Index	6.54%	6.41	%(1)
65% Russell 3000® Index / 35% Barclays Capital U.S. Aggregate Bond Index	11.51%	4.01	%(1)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Retirement Moderate Portfolio against the indices indicated. The model and the indices are unmanaged, have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in a model or index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

*	ING Retirement Moderate Portfolio commenced operations on October 24, 2009 after the reorganization of ING LifeStyle Moderate Portfolio into ING Retirement Moderate Portfolio. The performance of ING LifeStyle Moderate Portfolio is considered to be the past performance of the Portfolio. All references to the Portfolio’s performance prior to October 24, 2009 include the performance of ING LifeStyle Moderate Portfolio. The investment objectives and policies of ING LifeStyle Moderate Portfolio and ING Retirement Moderate Portfolio differ in certain respects.
(1)	Since inception performance of the indices is shown from May 1, 2006.

9

ING RETIREMENT MODERATE GROWTH PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2010
	1 Year	Since Inception of Classes ADV and I April 28, 2006*
Class ADV	11.00%	0.89%
Class I	11.35%	1.45%
Russell 3000® Index	16.93%	1.57	%(1)
Barclays Capital Aggregate Bond Index	6.54%	6.41	%(1)
50% Russell 3000® Index / 40% Barclays Capital U.S. Aggregate Bond Index / 10% Citigroup 3 Month T-Bill Index	13.74%	3.67	%(1)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Retirement Moderate Growth Portfolio against the indices indicated. The model and the indices are unmanaged, have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in a model or index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total returns. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

*	ING Retirement Moderate Growth Portfolio commenced operations on October 24, 2009 after the reorganization of ING LifeStyle Moderate Growth Portfolio into ING Retirement Moderate Growth Portfolio. The performance of ING LifeStyle Moderate Growth Portfolio is considered to be the past performance of the Portfolio. All references to the Portfolio’s performance prior to October 24, 2009 include the performance of ING LifeStyle Moderate Growth Portfolio. The investment objectives and policies of ING LifeStyle Moderate Growth Portfolio and ING Retirement Moderate Growth Portfolio differ in certain respects.
(1)	Since inception performance of the indices is shown from May 1, 2006.

10

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2010 to December 31, 2010. The Portfolios’ expenses are shown without the imposition of any charges which are, or may be, imposed under your variable annuity contract, variable life insurance policy, qualified pension or retirement plan. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Portfolio Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Annualized Expense Ratio*	Expenses Paid During the Period Ended December 31, 2010**	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Annualized Expense Ratio*	Expenses Paid During the Period Ended December 31, 2010**
ING Retirement Conservative Portfolio
Class ADV	$1,000.00	$1,073.40	0.42%	$2.19	$1,000.00	$1,023.09	0.42%	$2.14
Class I	1,000.00	1,075.90	0.17	0.89	1,000.00	1,024.35	0.17	0.87
ING Retirement Growth Portfolio
Class ADV	$1,000.00	$1,178.80	0.59%	$3.24	$1,000.00	$1,022.23	0.59%	$3.01
Class I	1,000.00	1,181.20	0.17	0.93	1,000.00	1,024.35	0.17	0.87
ING Retirement Moderate Portfolio
Class ADV	$1,000.00	$1,120.20	0.50%	$2.67	$1,000.00	$1,022.68	0.50%	$2.55
Class I	1,000.00	1,120.90	0.16	0.86	1,000.00	1,024.40	0.16	0.82
ING Retirement Moderate Growth Portfolio
Class ADV	$1,000.00	$1,155.40	0.55%	$2.99	$1,000.00	$1,022.43	0.55%	$2.80
Class I	1,000.00	1,158.00	0.16	0.87	1,000.00	1,024.40	0.16	0.82

*	Expense ratios do not include expense of underlying Portfolios.
**	Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

11

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees

ING Investors Trust

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of ING Retirement Conservative Portfolio, ING Retirement Growth Portfolio, ING Retirement Moderate Portfolio, and ING Retirement Moderate Growth Portfolio, each a series of ING Investors Trust, as of December 31, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the transfer agent of the underlying funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned portfolios as of December 31, 2010, and the results of their operations, the changes in their net assets, and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 24, 2011

12

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2010

	ING Retirement Conservative Portfolio	ING Retirement Growth Portfolio	ING Retirement Moderate Portfolio	ING Retirement Moderate Growth Portfolio
ASSETS:
Investments in affiliated underlying funds*	$514,742,200	$4,826,402,029	$1,948,318,781	$3,346,877,174
Receivables:
Investments in affiliated underlying funds sold	—	1,822,427	26,051	268,658
Fund shares sold	752,479	217,803	1,006,659	120,892
Dividends and interest	689	68,709	17,513	36,409
Prepaid expenses	5,435	45,716	18,990	32,076

Total assets	515,500,803	4,828,556,684	1,949,387,994	3,347,335,209

LIABILITIES:
Payable for investment in affiliated underlying funds purchased	442,713	—	888,408	—
Payable for fund shares redeemed	309,767	1,849,017	118,251	346,306
Payable to affiliates	180,315	2,279,774	787,277	1,486,987
Payable for trustee fees	1,832	36,023	6,512	26,949
Other accrued expenses and liabilities	44,311	433,600	184,459	267,246

Total liabilities	978,938	4,598,414	1,984,907	2,127,488

NET ASSETS	$514,521,865	$4,823,958,270	$1,947,403,087	$3,345,207,721

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$465,753,769	$5,595,775,040	$2,010,391,096	$3,614,603,881
Undistributed net investment income	8,953,285	38,056,416	26,192,799	33,659,511
Accumulated net realized gain (loss)	3,341,632	(1,399,675,227)	(250,678,102)	(653,418,649)
Net unrealized appreciation	36,473,179	589,802,041	161,497,294	350,362,978

NET ASSETS	$514,521,865	$4,823,958,270	$1,947,403,087	$3,345,207,721

* Cost of investments in affiliated underlying funds	$478,269,021	$4,236,599,988	$1,786,821,487	$2,996,514,196

Class ADV:
Net assets	$514,520,948	$4,777,757,822	$1,927,854,551	$3,322,657,831
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	57,421,268	457,235,351	179,083,981	311,541,770
Net asset value and redemption price per share	$8.96	$10.45	$10.77	$10.67
Class I
Net assets	$917	$46,200,448	$19,548,536	$22,549,890
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	101	4,394,201	1,797,653	2,119,708
Net asset value and redemption price per share	$9.08	$10.51	$10.87	$10.64

See Accompanying Notes to Financial Statements

13

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2010

	ING Retirement Conservative Portfolio	ING Retirement Growth Portfolio	ING Retirement Moderate Portfolio	ING Retirement Moderate Growth Portfolio
INVESTMENT INCOME:
Dividends from affiliated underlying funds	$9,567,938	$62,233,064	$31,985,483	$49,762,183

Total investment income	9,567,938	62,233,064	31,985,483	49,762,183

EXPENSES:
Investment management fees	682,461	6,474,025	2,669,660	4,531,878
Distribution and service fees	2,437,362	22,895,972	9,448,244	16,080,898
Transfer agent fees:
Class ADV	618	5,246	2,179	3,118
Class I	—	52	18	20
Administrative service fees	487,470	4,624,280	1,906,890	3,237,039
Shareholder reporting expense	15,034	213,412	76,979	105,408
Registration fees	46	—	8	—
Professional fees	33,877	269,538	95,374	191,896
Custody and accounting expense	36,305	381,277	149,100	242,512
Trustee fees	13,674	147,015	51,590	94,066
Miscellaneous expense	18,691	144,404	62,097	99,221

Total expenses	3,725,538	35,155,221	14,462,139	24,586,056
Net waived and reimbursed fees	(1,696,401)	(8,063,205)	(4,905,738)	(6,794,098)

Net expenses	2,029,137	27,092,016	9,556,401	17,791,958

Net investment income	7,538,801	35,141,048	22,429,082	31,970,225

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain on:
Sale of affiliated underlying funds	3,286,728	141,945,521	56,683,917	104,058,859
Capital gain distributions from affiliated underlying funds	1,608,006	3,315,188	4,263,724	1,910,584

Net realized gain	4,894,734	145,260,709	60,947,641	105,969,443

Net change in unrealized appreciation or depreciation	26,571,587	329,488,216	89,060,897	198,161,072

Net realized and unrealized gain	31,466,321	474,748,925	150,008,538	304,130,515

Increase in net assets resulting from operations	$39,005,122	$509,889,973	$172,437,620	$336,100,740

See Accompanying Notes to Financial Statements

14

STATEMENTS OF CHANGES IN NET ASSETS

	ING Retirement Conservative Portfolio		ING Retirement Growth Portfolio
	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2010	Year Ended December 31, 2009
FROM OPERATIONS:
Net investment income	$7,538,801	$7,980,519	$35,141,048	$52,623,871
Net realized gain (loss)	4,894,734	36,720,099	145,260,709	(789,654,434)
Net change in unrealized appreciation or depreciation	26,571,587	10,458,391	329,488,216	1,556,921,129

Increase in net assets resulting from operations	39,005,122	55,159,009	509,889,973	819,890,566

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(1,138,753)	(3,018)	(17,491,635)	(506)
Class I	(2)	(24)	(209,227)	(1,296,670)
Class S*	—	(9,178,719)	—	(146,399,051)
Class S2*	—	(29,296)	—	(467,264)
Net realized gains:
Class ADV	(727,691)	(11,283)	—	(254)
Class I	(1)	(82)	—	(542,197)
Class S*	—	(34,178,505)	—	(65,539,430)
Class S2*	—	(115,770)	—	(216,113)

Total distributions	(1,866,447)	(43,516,697)	(17,700,862)	(214,461,485)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	178,733,520	287,899,602	35,130,371	147,529,950
Proceeds from shares issued in merger (Note 9)	—	—	—	953,440,375
Reinvestment of distributions	1,866,444	43,516,485	17,700,862	214,461,485

	180,599,964	331,416,087	52,831,233	1,315,431,810
Cost of shares redeemed	(120,867,048)	(58,097,844)	(450,240,144)	(227,384,679)

Net increase (decrease) in net assets resulting from capital share transactions	59,732,916	273,318,243	(397,408,911)	1,088,047,131

Net increase in net assets	96,871,591	284,960,555	94,780,200	1,693,476,212

NET ASSETS:
Beginning of year	417,650,274	132,689,719	4,729,178,070	3,035,701,858

End of year	$514,521,865	$417,650,274	$4,823,958,270	$4,729,178,070

Undistributed net investment income at end of year	$8,953,285	$1,135,804	$38,056,416	$17,663,030

*	Effective June 25, 2009, the LifeStyle Portfolios reorganized into the Retirement Portfolios. Subsequently, on October 24, 2009, Class S and S2 shareholders of ING LifeStyle Conservative Portfolio, ING LifeStyle Growth Portfolio, ING LifeStyle Moderate Portfolio and ING LifeStyle Moderate Growth Portfolio were each converted to Class ADV shares of each respective Portfolio.

See Accompanying Notes to Financial Statements

15

STATEMENTS OF CHANGES IN NET ASSETS

	ING Retirement Moderate Portfolio		ING Retirement Moderate Growth Portfolio
	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2010	Year Ended December 31, 2009
FROM OPERATIONS:
Net investment income	$22,429,082	$36,303,808	$31,970,225	$49,588,011
Net realized gain (loss)	60,947,641	(206,988,320)	105,969,443	(522,694,212)
Net change in unrealized appreciation or depreciation	89,060,897	507,136,308	198,161,072	1,112,686,785

Increase in net assets resulting from operations	172,437,620	336,451,796	336,100,740	639,580,584

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(10,742,353)	(3,635)	(15,274,080)	(30)
Class I	(104,003)	(851,647)	(114,962)	(927,629)
Class S*	—	(96,102,271)	—	(144,698,619)
Class S2*	—	(1,092,399)	—	(634,543)
Net realized gains:
Class ADV	—	(782)	—	(14)
Class I	—	(174,278)	—	(322,177)
Class S*	—	(21,607,274)	—	(55,526,642)
Class S2*	—	(247,504)	—	(255,430)

Total distributions	(10,846,356)	(120,079,790)	(15,389,042)	(202,365,084)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	52,454,703	205,409,522	69,565,649	163,344,048
Reinvestment of distributions	10,846,356	120,079,734	15,389,042	202,365,040

	63,301,059	325,489,256	84,954,691	365,709,088
Cost of shares redeemed	(208,976,056)	(89,675,759)	(301,839,236)	(105,679,939)

Net increase (decrease) in net assets resulting from capital share transactions	(145,674,997)	235,813,497	(216,884,545)	260,029,149

Net increase in net assets	15,916,267	452,185,503	103,827,153	697,244,649

NET ASSETS:
Beginning of year	1,931,486,820	1,479,301,317	3,241,380,568	2,544,135,919

End of year	$1,947,403,087	$1,931,486,820	$3,345,207,721	$3,241,380,568

Undistributed net investment income at end of year	$26,192,799	$10,845,246	$33,659,511	$15,376,369

*	Effective June 25, 2009, the LifeStyle Portfolios reorganized into the Retirement Portfolios. Subsequently, on October 24, 2009, Class S and S2 shareholders of ING LifeStyle Conservative Portfolio, ING LifeStyle Growth Portfolio, ING LifeStyle Moderate Portfolio and ING LifeStyle Moderate Growth Portfolio were each converted to Class ADV shares of each respective Portfolio.

See Accompanying Notes to Financial Statements

16

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions									Ratios to average net assets				Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income		From net realized gains		From return of capital	Total distributions		Net asset value, end of year or period	Total Return (1)	Expenses before reductions/ additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments, if any(2)(3)(4)	Expenses net of all reductions/ additions(2)(3)(4)	Net investment income (loss)(2)(3)(4)	Net assets, end of year or period	Portfolio turnover rate

Year or period ended	($)	($)		($)	($)	($)		($)		($)	($)		($)	(%)	(%)	(%)	(%)	(%)	($000's)	(%)
ING Retirement Conservative Portfolio(a)
Class ADV
12-31-10	8.34	0.13		0.52	0.65	0.02		0.01		—	0.03		8.96	7.86	0.77	0.42	0.42	1.55	514,521	44
12-31-09	7.97	0.21	•	1.20	1.41	0.22		0.82		—	1.04		8.34	17.89	0.78	0.43	0.43	2.60	417,649	143
12-31-08	9.92	0.29	•	(2.24)	(1.95)	—		0.00	*	—	0.00	*	7.97	(19.66)	1.23	0.76	0.76	3.11	1	68
10-31-07(5) - 12-31-07	10.00	0.06		(0.14)	(0.08)	—		—		—	—		9.92	(0.80)	36.24	0.74	0.74	3.83	1	3
Class I
12-31-10	8.42	0.16		0.53	0.69	0.02		0.01		—	0.03		9.08	8.23	0.27	0.17	0.17	1.88	1	44
12-31-09	8.01	0.24		1.23	1.47	0.24		0.82		—	1.06		8.42	18.52	0.20	0.17	0.17	2.91	1	143
12-31-08	9.93	0.39	•	(2.31)	(1.92)	0.00	*	0.00	*	—	0.00	*	8.01	(19.33)	0.48	0.16	0.16	4.25	1	68
10-31-07(5) - 12-31-07	10.00	0.08		(0.15)	(0.07)	—		—		—	—		9.93	(0.70)	35.49	0.14	0.14	5.01	1	3

ING Retirement Growth Portfolio(a)
Class ADV
12-31-10	9.40	0.08		1.01	1.09	0.04		—		—	0.04		10.45	11.61	0.77	0.59	0.59	0.76	4,777,758	27
12-31-09	7.95	0.11	•	1.87	1.98	0.36		0.17		—	0.53		9.40	25.90	0.74	0.56	0.56	1.23	4,683,690	120
12-31-08	13.47	0.44	•	(5.20)	(4.76)	0.10		0.66		—	0.76		7.95	(36.89)	0.92	0.76	0.76	5.20	13	83
12-31-07	13.43	0.07		0.39	0.46	0.08		0.34		—	0.42		13.47	3.33	0.91	0.74	0.74	0.55	1	37
04-28-06(5) - 12-31-06	12.92	0.06		0.75	0.81	0.06		0.24		—	0.30		13.43	6.54	0.90	0.74	0.74	0.75	1	21
Class I
12-31-10	9.42	0.12		1.01	1.13	0.04		—		—	0.04		10.51	12.11	0.27	0.17	0.17	1.18	46,200	27
12-31-09	7.97	0.16		1.88	2.04	0.42		0.17		—	0.59		9.42	26.61	0.19	0.16	0.16	1.82	45,488	120
12-31-08	13.57	0.22	•	(4.94)	(4.72)	0.22		0.66		—	0.88		7.97	(36.55)	0.17	0.16	0.16	2.02	24,913	83
12-31-07	13.48	0.16	•	0.42	0.58	0.15		0.34		—	0.49		13.57	4.15	0.16	0.14	0.14	1.16	38,624	37
04-28-06(5) - 12-31-06	12.92	0.11	•	0.75	0.86	0.06		0.24		—	0.30		13.48	6.94	0.16	0.14	0.14	1.31	16,877	21

ING Retirement Moderate Portfolio(a)
Class ADV
12-31-10	9.89	0.13		0.81	0.94	0.06		—		—	0.06		10.77	9.53	0.76	0.50	0.50	1.17	1,927,855	29
12-31-09	8.81	0.19	•	1.56	1.75	0.55		0.12		—	0.67		9.89	20.60	0.77	0.51	0.51	1.93	1,915,457	126
12-31-08	12.53	0.31	•	(3.50)	(3.19)	0.14		0.39		—	0.53		8.81	(26.31)	0.92	0.76	0.76	2.80	1	70
12-31-07	12.33	0.22		0.36	0.58	0.15		0.23		—	0.38		12.53	4.65	0.91	0.74	0.74	1.69	1	47
04-28-06(5) - 12-31-06	11.93	0.17	•	0.53	0.70	0.12		0.18		—	0.30		12.33	5.93	0.91	0.74	0.74	2.07	1	19
Class I
12-31-10	9.97	0.15		0.81	0.96	0.06		—		—	0.06		10.87	9.73	0.26	0.16	0.16	1.55	19,549	29
12-31-09	8.84	0.22	•	1.60	1.82	0.57		0.12		—	0.69		9.97	21.35	0.19	0.17	0.17	2.43	16,030	126
12-31-08	12.60	0.39	•	(3.52)	(3.13)	0.24		0.39		—	0.63		8.84	(25.83)	0.17	0.16	0.16	3.65	10,898	70
12-31-07	12.38	0.31	•	0.34	0.65	0.20		0.23		—	0.43		12.60	5.26	0.16	0.14	0.14	2.47	4,926	47
04-28-06(5) - 12-31-06	11.93	0.23	•	0.52	0.75	0.12		0.18		—	0.30		12.38	6.36	0.16	0.14	0.14	2.77	1,460	19

See Accompanying Notes to Financial Statements

17

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions						Ratios to average net assets				Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Net asset value, end of year or period	Total Return (1)	Expenses before reductions/ additions (2)(3)(4)	Expenses net of fee waivers and/or recoupments, if any (2)(3)(4)	Expenses net of all reductions/ additions (2)(3)(4)	Net investment income (loss)(2)(3)(4)	Net assets, end of year or period	Portfolio turnover rate

Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000's)	(%)
ING Retirement Moderate Growth Portfolio(a)
Class ADV
12-31-10	9.66	0.10		0.96	1.06	0.05	—	—	0.05	10.67	11.00	0.76	0.55	0.55	0.98	3,322,658	28
12-31-09	8.27	0.14	•	1.80	1.94	0.37	0.18	—	0.55	9.66	24.24	0.75	0.54	0.54	1.53	3,221,966	128
12-31-08	12.89	0.22	•	(4.18)	(3.96)	0.13	0.53	—	0.66	8.27	(31.89)	0.92	0.76	0.76	1.99	1	74
12-31-07	12.78	0.14		0.39	0.53	0.12	0.30	—	0.42	12.89	4.10	0.91	0.74	0.74	1.11	1	37
04-28-06(5) - 12-31-06	12.30	0.12		0.67	0.79	0.11	0.20	—	0.31	12.78	6.62	0.91	0.74	0.74	1.49	1	20
Class I
12-31-10	9.61	0.14		0.94	1.08	0.05	—	—	0.05	10.64	11.35	0.26	0.16	0.16	1.40	22,550	28
12-31-09	8.30	0.18	•	1.80	1.98	0.49	0.18	—	0.67	9.61	24.88	0.18	0.16	0.16	2.03	19,415	128
12-31-08	12.98	0.29	•	(4.20)	(3.91)	0.24	0.53	—	0.77	8.30	(31.47)	0.17	0.16	0.16	2.65	16,019	74
12-31-07	12.83	0.24	•	0.39	0.63	0.18	0.30	—	0.48	12.98	4.86	0.16	0.14	0.14	1.86	17,903	37
04-28-06(5) - 12-31-06	12.30	0.21	•	0.63	0.84	0.11	0.20	—	0.31	12.83	7.03	0.16	0.14	0.14	2.68	6,164	20

(1)

Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(2)	Annualized for periods less than one year.
(3)

Expense ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage commission recapture arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor but prior to reductions from brokerage commission recapture arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.

(4)	Expense ratios do not include expenses of underlying funds and do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.
(5)	Commencement of operations.
(a)

References to each Portfolio’s financial highlights prior to October 24, 2009, reflect the financial highlights of each Portfolio’s predecessor: ING LifeStyle Conservative Portfolio, ING LifeStyle Growth Portfolio, ING LifeStyle Moderate Portfolio and ING LifeStyle Moderate Growth Portfolio, respectively.

•	Calculated using average number of shares outstanding throughout the period.
*	Amount is less than $0.005 or more than $(0.005).

See Accompanying Notes to Financial Statements

18

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2010

NOTE 1 — ORGANIZATION

ING Investors Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”) as an open-end management investment company. The Trust was organized as a Massachusetts business trust on August 3, 1988. The Trust currently consists of fifty-one active separate investment series. The four Portfolios included in this report are: ING Retirement Conservative Portfolio (“Conservative”), ING Retirement Growth Portfolio (“Growth”), ING Retirement Moderate Portfolio (“Moderate”) and ING Retirement Moderate Growth Portfolio (“Moderate Growth”), (each, a “Portfolio” and collectively, the “Portfolios”). Each Portfolio is a diversified series of the Trust. The Portfolios serve as an investment option in underlying variable insurance products offered by Directed Services LLC.

Each Portfolio is authorized to offer Class ADV and Class I shares. Each class has equal rights as to class and voting privileges. The classes differ principally in the applicable distribution and shareholder service fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Portfolios and earn income and realized gains/losses from the Portfolios pro rata based on the average daily net assets of each class, without distinction between share classes. Expenses that are specific to a Portfolio or a class are charged directly to that Portfolio or class. Other operating expenses shared by several Portfolios are generally allocated among those Portfolios based on average net assets. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if applicable.

Each Portfolio’s shares may be offered to variable annuity and variable life insurance separate accounts, qualified pension and retirement plans outside the separate account context, custodial accounts, certain investment advisers and their affiliates in connection with the creation or management of the Portfolios and certain other investment management companies.

Directed Services LLC serves as the investment adviser (“DSL” or the “Investment Adviser”) to the Portfolios. ING Investment Management Co. serves as the consultant (“IIM” or the “Consultant”) to the Investment Adviser. ING Funds Services, LLC serves as the administrator (“IFS” or the “Administrator”) for the Portfolios. ING Investments Distributor, LLC (“IID” or the “Distributor”) serves as the principal underwriter to the Portfolios.

The Investment Adviser, the Consultant, IFS and IID are indirect, wholly-owned subsidiaries of ING Groep N.V. (“ING Groep”). ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services.

ING Groep has adopted a formal restructuring plan that was approved by the European Commission in November 2009 under which the ING life insurance businesses, including the retirement services and investment management businesses, which include the Investment Adviser and its affiliates, would be divested by ING Groep by the end of 2013. While there can be no assurance that it will be carried out, the restructuring plan presents certain risks, including uncertainty about the effect on the businesses of the ING entities that service the Portfolios and potential termination of the Portfolios’ existing advisory agreement, which may trigger the need for shareholder approval of new agreements.

Each Portfolio seeks to achieve its investment objective by investing in other ING Funds (“Underlying Funds”) and uses asset allocation strategies to determine how much to invest in the Underlying Funds.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Such policies are in conformity with U.S. generally accepted accounting principles for investment companies.

A. Security Valuation. All investments in underlying funds are recorded at their estimated face value, as described below. The valuations of the Portfolios’ investments in Underlying Funds are based on the NAVs of the Underlying Funds each business day.

Fair value is defined as the price that a Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each investment asset or liability of the Portfolios is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the investment adviser’s judgment

19

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality which are valued at amortized cost, which approximates fair value, are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing each Portfolio’s investments under these levels of classification is included following the Portfolio of Investments.

For the year ended December 31, 2010, there have been no significant changes to the fair valuation methodologies.

The Portfolios classify each of their investments in the Underlying Funds as Level 1, without consideration as to the classification level of the specific investments held by the Underlying Funds.

B. Security Transactions and Revenue Recognition. Security transactions are accounted for on trade date. Dividend income received from the affiliated funds is recognized on the ex-dividend date and is recorded as income distributions in the Statement of Operations. Capital gain distributions received from the affiliated funds are recognized on ex-dividend date and are recorded on the Statement of Operations as such. Costs used in determining realized gains and losses on the sales of investment securities are on the basis of specific identification.

C. Distributions to Shareholders. The Portfolios record distributions to their shareholders on the ex-dividend date. Each Portfolio distributes dividends and capital gains, if any, annually. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

D. Federal Income Taxes. It is the policy of each Portfolio to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Portfolios’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.

E. Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

F. Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.

NOTE 3 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

The Portfolios entered into an investment management agreement (“Investment Management Agreement”) with DSL. The Investment Management Agreement compensates the Investment Adviser with a fee, computed daily and payable monthly, based on the average daily net assets of each Portfolio.

If the Portfolios invest in Underlying Funds within the ING Funds Complex, the Investment Management Agreement compensates the Investment Adviser at an annual rate of 0.14% of each Portfolio’s average daily net assets. If the Portfolios invest outside of the ING Funds Complex and/or in direct investments, the Investment Management Agreement compensates the Investment Adviser at an annual rate of 0.24% of each Portfolio’s average daily net assets.

The Investment Adviser has engaged ING IM to act as a consultant. ING IM will perform tactical asset allocation analysis for the Investment Adviser. ING Investments pays ING IM a fee, computed daily and payable monthly, based on the average daily net assets of each Portfolio, at the following annual rates: 0.03% on the first $500 million in assets; and 0.025% on the next $500 million — $1 billion in assets; and 0.02% on the next $1 — 2 billion in assets; and 0.01% on assets over $2 billion.

20

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

NOTE 3 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES (continued)

The Investment Adviser retains sole authority over the allocation of each Portfolio’s assets and the selection of the particular Underlying Funds in which a Portfolio will invest. The Investment Adviser has accordingly established an Asset Allocation Committee to review ING IM’s analysis and determine the asset allocation for each Portfolio.

ING Funds Services, LLC (the “Administrator”), an indirect, wholly-owned subsidiary of ING Groep, acts as administrator and provides certain administrative and shareholder services necessary for the Portfolios’ operations and is responsible for the supervision of other service providers. The Administrator is entitled to receive from the Portfolios a fee at an annual rate of 0.10% of each Portfolio’s average daily net assets. The Administrator agreed to waive the fee through May 1, 2012.

NOTE 4 — INVESTMENTS IN AFFILIATED UNDERLYING FUNDS

For the year ended December 31, 2010, the cost of purchases and the proceeds from the sales of the Underlying Funds were as follows:

	Purchases	Sales
Conservative	$278,522,489	$213,055,457
Growth	1,221,732,210	1,601,274,074
Moderate	545,129,206	679,133,621
Moderate Growth	904,674,909	1,104,772,768

NOTE 5 — DISTRIBUTION AND SERVICE FEES

The Trust has entered into a Shareholder Service and Distribution Plan (the “Agreement”) for the Class ADV shares of each Portfolio. The Agreement compensates IID for the provision of shareholder services and/or account maintenance services and the distribution of shares to direct or indirect beneficial owners of Class ADV shares. Under the Agreement, each Portfolio makes payments to the Distributor a service fee of 0.25% and a distribution (12b-1) fee of 0.25% of each Portfolio’s average daily net assets attributable to Class ADV. IID has contractually agreed to waive 0.2480%, 0.1587%, 0.1106% and 0.0751% of the distribution (12b-1) fee for the Class ADV shares of Conservative, Moderate, Moderate Growth and Growth, respectively. The actual distribution fee to be paid by Conservative, Moderate, Moderate Growth and Growth is at an annual rate of 0.002%, 0.0913%, 0.1394% and 0.1749%, respectively. The waiver will continue through at least May 1, 2012.

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At December 31, 2010, the Portfolios had the following amounts recorded as payable to affiliates on the accompanying Statements of Assets and Liabilities:

Fund	Accrued Investment Management Fees	Accrued Shareholder Service and Distribution Fees	Total
Conservative	$64,398	$115,917	$180,315
Growth	569,075	1,710,699	2,279,774
Moderate	230,621	556,656	787,277
Moderate Growth	395,181	1,091,806	1,486,987

At December 31, 2010, the following indirect, wholly-owned subsidiaries of ING Groep owned more than 5% of the following Portfolios:

ING USA Annuity and Life Insurance Company — Conservative (91.57%); Growth (95.75%); Moderate (93.72%); Moderate Growth (95.32%).

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control. Therefore, because the Portfolios have a common owner that owns over 25% of the outstanding securities of the Portfolios, they may be deemed to be affiliates of each other. Investment activities of these shareholders could have a material impact on the Portfolios.

The Trust adopted a Deferred Compensation Plan (the “Plan”), which allows eligible non-affiliated trustees as described in the Plan to defer the receipt of all or a portion of the trustees fees payable. Amounts deferred are treated as though invested in various “notional” funds advised by DSL until distribution in accordance with the Plan.

NOTE 7 — EXPENSE LIMITATION AGREEMENTS

The Investment Adviser has agreed to limit expenses, excluding interest, taxes, brokerage commissions and extraordinary expenses to the levels listed below:

Portfolio(1)	Class ADV	Class I
Conservative	1.02%	0.77%
Growth	1.13%	0.88%
Moderate	1.04%	0.79%
Moderate Growth	1.09%	0.84%

(1)

The operating limits set out above apply at the Portfolio level and include expenses of the Underlying Funds in which the Portfolios invest. The amount of the fees and expenses of an Underlying Fund borne by each Portfolio will vary based on each Portfolio’s allocation of assets to, and the net expenses of, a particular Underlying Fund.

21

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

NOTE 7 — EXPENSE LIMITATION AGREEMENTS (continued)

The Investment Adviser may at a later date recoup from a Portfolio for management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months but only if, after such recoupment, that Portfolio’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations for each Portfolio. Outstanding reimbursement balances due to the Portfolios, if any, under their respective expense limitation agreements are reflected in Reimbursement Due from Investment Adviser on the accompanying Statements of Assets and Liabilities.

As of December 31, 2010, the Portfolios did not have any amount of waived or reimbursed fees that would be subject to possible recoupment by the Investment Adviser.

The expense limitation agreement is contractual and shall renew automatically for one-year terms unless ING Investments provides written termination of the expense limitation agreement within 90 days of the end of the then current term.

NOTE 8 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Retirement Conservative
Class ADV
12-31-10	20,952,114	—	219,324	(13,806,355)	7,365,083	178,733,520	—	1,866,444	(120,867,048)	59,732,916
12-31-09	4,635,116	47,088,558	1,727	(1,669,318)	50,056,083	38,353,165	388,409,148	14,302	(13,923,502)	412,853,113
Class I
12-31-10	—	—	—	—	—	—	—	—	—	—
12-31-09	1	—	—	(1)	—	10	—	—	(11)	(1)
Class S(1)
12-31-09	30,323,463	(46,713,093)	5,211,746	(5,428,808)	(16,606,692)	248,287,632	(387,110,604)	43,357,223	(44,149,493)	(139,615,242)
Class S2(1)
12-31-09	143,390	(158,261)	17,601	(2,831)	(101)	1,258,795	(1,298,544)	144,960	(24,838)	80,373
Retirement Growth
Class ADV
12-31-10	3,168,856	—	1,876,785	(46,296,472)	(41,250,831)	30,878,580	—	17,491,635	(441,560,431)	(393,190,216)
12-31-09	602,025	506,488,669	93	(8,606,269)	498,484,518	5,612,849	4,668,720,091	760	(79,303,922)	4,595,029,778
Class I
12-31-10	439,015	—	22,353	(895,226)	(433,858)	4,251,791	—	209,227	(8,679,713)	(4,218,695)
12-31-09	742,938	1,721,386	220,754	(980,952)	1,704,126	6,123,411	15,898,066	1,838,867	(8,252,212)	15,608,132
Class S(1)
12-31-09	17,186,377	(403,233,679)	25,489,392	(17,217,001)	(377,774,911)	133,608,537	(3,718,097,118)	211,938,481	(138,805,971)	(3,511,356,071)
Class S2(1)
12-31-09	259,878	(1,421,741)	82,328	(129,341)	(1,208,876)	2,185,153	(13,080,664)	683,377	(1,022,574)	(11,234,708)
Retirement Moderate
Class ADV
12-31-10	4,531,760	—	1,079,633	(20,139,894)	(14,528,501)	46,128,626	—	10,742,353	(204,491,106)	(147,620,127)
12-31-09	1,764,765	194,035,429	476	(2,188,295)	193,612,375	17,409,248	1,892,266,969	4,360	(21,359,136)	1,888,321,441
Class I
12-31-10	615,987	—	10,369	(437,156)	189,200	6,326,077	—	104,003	(4,484,950)	1,945,130
12-31-09	751,726	—	110,948	(487,379)	375,295	6,735,722	—	1,025,925	(4,348,017)	3,413,630
Class S(1)
12-31-09	19,529,336	(190,868,287)	12,798,057	(6,969,872)	(165,510,766)	171,830,616	(1,869,759,704)	117,709,546	(62,263,743)	(1,642,483,285)
Class S2(1)
12-31-09	1,056,514	(2,305,496)	146,053	(187,301)	(1,290,230)	9,433,936	(22,507,265)	1,339,903	(1,704,863)	(13,438,289)

22

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

NOTE 8 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Retirement Moderate Growth
Class ADV
12-31-10	6,593,495	—	1,582,806	(30,151,024)	(21,974,723)	65,115,168	—	15,274,080	(298,179,918)	(217,790,670)
12-31-09	1,673,574	334,667,589	—	(2,824,752)	333,516,411	15,978,076	3,178,495,090	—	(26,663,736)	3,167,809,430
Class I
12-31-10	454,729	—	11,963	(368,100)	98,592	4,450,481	—	114,962	(3,659,318)	906,125
12-31-09	508,705	—	144,293	(560,894)	92,104	4,326,137	—	1,249,806	(4,583,330)	992,613
Class S(1)
12-31-09	16,962,932	(335,751,669)	23,217,730	(8,645,224)	(304,216,231)	139,665,917	(3,163,609,553)	200,225,261	(72,144,454)	(2,895,862,829)
Class S2(1)
12-31-09	399,188	(1,583,086)	103,430	(271,643)	(1,352,111)	3,373,918	(14,885,537)	889,973	(2,288,419)	(12,910,065)

(1)	Effective June 25, 2009, the LifeStyle Portfolios reorganized into the Retirement Portfolios. Subsequently, on October 24, 2009, Class S and S2 shareholders of ING LifeStyle Conservative Portfolio, ING LifeStyle Growth Portfolio, ING LifeStyle Moderate Portfolio and ING LifeStyle Moderate Growth Portfolio were each converted to Class ADV shares of each respective Portfolio.

NOTE 9 — LINE OF CREDIT

Effective June 1, 2010, the Portfolios, in addition to certain other funds managed by the Investment Adviser, have entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon for an aggregate amount of $125,000,000. The proceeds may be used to: (1) temporarily finance the purchase and sale of securities; or (2) finance the redemption of shares of an investor in the funds. The funds pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.

Generally, borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance. The Portfolios did not utilize the line of credit during the year ended December 31, 2010.

NOTE 10 — REORGANIZATIONS

On October 24, 2009, ING LifeStyle Growth Portfolio, (“LifeStyle Growth” or “Acquiring Portfolio”) acquired all of the net assets of ING LifeStyle Aggressive Growth Portfolio (“Acquired Portfolio”), an open-end investment company in a tax-free reorganization (“Merger”) in exchange for shares of the Acquiring Portfolio, pursuant to a plan of reorganization approved by the Acquired Portfolio’s shareholders on September 24, 2009. In conjunction with the Merger, ING LifeStyle Growth Portfolio was reorganized with and into Retirement Growth (“Reorganization”). As a result of the Reorganization, each owner of Class ADV, Class S and Class S2 shares of LifeStyle Growth became a shareholder of Class ADV shares of Retirement Growth, and each owner of Class I shares of LifeStyle Growth became a shareholder of Class I shares of Retirement Growth. The primary purposes of the Merger and Reorganization were to improve the performance and lower the volatility of the Acquired and Acquiring Portfolios. For financial reporting purposes, assets received and shares issued by the Acquiring Portfolio were recorded at fair value; however, the cost basis of the investments received from the Acquired Portfolio was carried forward to align ongoing reporting of the Acquiring Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Assuming the acquisition had been completed on January 1, 2009, the beginning of the annual reporting period of the Acquiring Portfolio, the Acquiring Portfolio’s pro forma results of operations for the year ended December 31, 2009, are as follows:

Net investment income	$58,692,813
Net realized and unrealized gain on investments	$963,170,367
Net increase in net assets resulting from operations	$1,021,863,180

23

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Portfolio that have been included in the Acquiring Portfolio’s statement of operations since December 31, 2009. Net assets and unrealized appreciation as of the reorganization date were as follows:

Acquiring Portfolio	Acquired Portfolio	Total Net Assets of Acquired Portfolio (000s)	Total Net Assets of Acquiring Portfolio (000s)	Acquired Capital Loss Carryforwards (000s)	Acquired Portfolio Unrealized Appreciation (000s)	Conversion Ratio
LifeStyle Growth	ING LifeStyle Aggressive Growth Portfolio	$953,440	$3,758,967	$391,257	$39,993	0.9345

The net assets of LifeStyle Growth after the acquisition were $4,712,406,973.

NOTE 11 - FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

The following permanent tax differences have been reclassified as of December 31, 2010:

	Undistributed Net Investment Income	Accumulated Net Realized Gains/(Losses)
Conservative	$1,417,435	$(1,417,435)
Growth	2,953,200	(2,953,200)
Moderate	3,764,827	(3,764,827)
Moderate Growth	1,701,959	(1,701,959)

Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended December 31, 2010		Year Ended December 31, 2009
	Ordinary Income	Long-Term Capital Gains	Ordinary Income	Long-Term Capital Gains
Conservative	$1,144,310	$722,137	$42,557,106	$959,591
Growth	17,700,862	—	—	—
Moderate	10,846,356	—	98,055,916	22,023,874
Moderate Growth	15,389,042	—	146,273,403	56,091,681

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2010 were:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforwards	Expiration Dates
Conservative	$13,445,615	$314,446	$35,008,035	$—	—
Growth	38,056,416	—	576,100,265	(1,385,973,451)	2016
Moderate	26,192,799	—	156,780,971	(245,961,779)	2017
Moderate Growth	33,659,511	—	344,815,753	(647,871,424)	2017

*	Utilization of these capital losses is subject to annual limitations under Section 382 of the Internal Revenue Code.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Portfolios. In general, the provisions of the Act will be effective for the Portfolios’ fiscal year ending December 31, 2011. Although the Act

24

NOTE 10 — REORGANIZATIONS (continued)

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

NOTE 11 - FEDERAL INCOME TAXES (continued)

provides several benefits, including the unlimited carryforward of future capital losses, there may be a greater likelihood that all or a portion of each Portfolio’s pre-enactment capital loss carryforwards may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryforwards. Relevant information regarding the impact of the Act on the Portfolios, if any, will be contained within the Federal Income Taxes section of the notes to financial statements for the fiscal year ending December 31, 2011.

The Portfolios’ major tax jurisdictions are federal, Arizona, and Massachusetts. The earliest tax year that remains subject to examination by these jurisdictions is 2006.

As of December 31, 2010, no provisions for income tax would be required in the Portfolios’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Portfolios’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

NOTE 12 — CONCENTRATION OF INVESTMENT RISKS

All mutual funds involve risk — some more than others — and there is always the chance that you could lose money or not earn as much as you hope. A

Portfolio’s risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. For more information regarding the types of securities and investment techniques that may be used by the Portfolios and their corresponding risks, see the Portfolios’ most recent Prospectus and/or the Statement of Additional Information.

The Portfolios are also affected by other kinds of risks, depending on the types of securities held or strategies used by an Underlying Fund.

Asset Allocation. Assets will be allocated among Underlying Funds and markets based on judgements by the Adviser or Consultant. There is a risk that the Portfolios may allocate assets to an Underlying Fund or market that underperforms other funds or asset classes.

Foreign Securities. Investments in foreign securities may entail risks not present in domestic investments. Since securities in which an Underlying Fund may invest are denominated in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Underlying Funds. Foreign investments may also subject the Underlying Funds to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, as well as changes vis-a-vis the U.S. dollar from movements in currency, and changes in security value and interest rate, all of which could affect the market and/or credit risk of the Underlying Funds’ investments.

NOTE 13 — SUBSEQUENT EVENTS

The Portfolios have evaluated events occurring after the Statements of Assets and Liabilities date (subsequent events) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. No such subsequent events were identified.

25

ING RETIREMENT CONSERVATIVE PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2010

Shares		Value	Percent of Net Assets

	AFFILIATED INVESTMENT COMPANIES: 100.0%
11,366,849	ING BlackRock Inflation Protected Bond Portfolio - Class I	$118,215,230	23.0
1,612,821	ING Euro STOXX 50 Index Portfolio - Class I	17,047,516	3.3
1,034,741	ING FTSE 100 Index Portfolio - Class I	12,965,309	2.5
200,627	ING Hang Seng Index Portfolio - Class I	2,816,805	0.5
703,661	ING Japan TOPIX Index Portfolio - Class I	7,873,972	1.5
881,113	ING Russell Mid Cap Index Portfolio - Class I	10,194,481	2.0
22,549,232	ING U.S. Bond Index Portfolio - Class I	242,178,753	47.1
9,473,455	ING U.S. Stock Index Portfolio - Class I	103,450,134	20.1

	Total Investments in Affiliated Investment Companies (Cost $ 478,269,021)*	$514,742,200	100.0
	Other Assets and Liabilities - Net	(220,335)	—

	Net Assets	$514,521,865	100.0

*	Cost for federal income tax purposes is $479,734,165

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$35,008,035
Gross Unrealized Depreciation	—

Net Unrealized Appreciation	$35,008,035

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2010 in valuing the Portfolio’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2010
Asset Table
Investments, at value
Affiliated Investment Companies	$514,742,200	$—	$—	$514,742,200

Total Investments, at value	$514,742,200	$—	$—	$514,742,200

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

26

ING RETIREMENT GROWTH PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2010

Shares		Value	Percent of Net Assets

	AFFILIATED INVESTMENT COMPANIES: 100.1%
43,717,421	ING Euro STOXX 50 Index Portfolio - Class I	$462,093,139	9.6
28,065,571	ING FTSE 100 Index Portfolio - Class I	351,661,600	7.3
5,147,609	ING Hang Seng Index Portfolio - Class I	72,272,429	1.5
19,225,028	ING Japan TOPIX Index Portfolio - Class I	215,128,068	4.5
58,022,065	ING Russell Mid Cap Index Portfolio - Class I	671,315,294	13.9
23,168,107	ING Russell Small Cap Index Portfolio - Class I	285,894,435	5.9
112,817,053	ING U.S. Bond Index Portfolio - Class I	1,211,655,153	25.1
142,525,816	ING U.S. Stock Index Portfolio - Class I	1,556,381,911	32.3

	Total Investments in Affiliated Investment Companies (Cost $ 4,236,599,988)*	$4,826,402,029	100.1
	Other Assets and Liabilities - Net	(2,443,759)	(0.1)

	Net Assets	$4,823,958,270	100.0

*	Cost for federal income tax purposes is $4,250,301,764

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$576,100,265
Gross Unrealized Depreciation	—

Net Unrealized Appreciation	$576,100,265

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2010 in valuing the Portfolio’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2010
Asset Table
Investments, at value
Affiliated Investment Companies	$4,826,402,029	$—	$—	$4,826,402,029

Total Investments, at value	$4,826,402,029	$—	$—	$4,826,402,029

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

27

ING RETIREMENT MODERATE PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2010

Shares		Value	Percent of Net Assets

	AFFILIATED INVESTMENT COMPANIES: 100.0%
24,357,622	ING BlackRock Inflation Protected Bond Portfolio - Class I	$253,319,267	13.0
12,231,176	ING Euro STOXX 50 Index Portfolio - Class I	129,283,534	6.6
7,847,261	ING FTSE 100 Index Portfolio - Class I	98,326,179	5.1
1,452,166	ING Hang Seng Index Portfolio - Class I	20,388,413	1.0
5,422,640	ING Japan TOPIX Index Portfolio - Class I	60,679,347	3.1
13,362,309	ING Russell Mid Cap Index Portfolio - Class I	154,601,916	7.9
3,112,364	ING Russell Small Cap Index Portfolio - Class I	38,406,579	2.0
67,297,101	ING U.S. Bond Index Portfolio - Class I	722,770,863	37.1
43,089,989	ING U.S. Stock Index Portfolio - Class I	470,542,683	24.2

	Total Investments in Affiliated Investment Companies (Cost $ 1,786,821,487)*	$1,948,318,781	100.0
	Other Assets and Liabilities - Net	(915,694)	—

	Net Assets	$1,947,403,087	100.0

*	Cost for federal income tax purposes is $1,791,537,810

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$156,780,971
Gross Unrealized Depreciation	—

Net Unrealized Appreciation	$156,780,971

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2010 in valuing the Portfolio’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2010
Asset Table
Investments, at value
Affiliated Investment Companies	$1,948,318,781	$—	$—	$1,948,318,781

Total Investments, at value	$1,948,318,781	$—	$—	$1,948,318,781

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

28

ING RETIREMENT MODERATE GROWTH PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2010

Shares		Value	Percent of Net Assets

	AFFILIATED INVESTMENT COMPANIES: 100.0%
25,105,779	ING Euro STOXX 50 Index Portfolio - Class I	$265,368,089	7.9
16,135,066	ING FTSE 100 Index Portfolio - Class I	202,172,376	6.0
2,971,671	ING Hang Seng Index Portfolio - Class I	41,722,259	1.3
10,801,773	ING Japan TOPIX Index Portfolio - Class I	120,871,835	3.6
34,453,116	ING Russell Mid Cap Index Portfolio - Class I	398,622,556	11.9
10,699,882	ING Russell Small Cap Index Portfolio - Class I	132,036,545	4.0
109,420,716	ING U.S. Bond Index Portfolio - Class I	1,175,178,494	35.1
92,573,720	ING U.S. Stock Index Portfolio - Class I	1,010,905,020	30.2

	Total Investments in Affiliated Investment Companies (Cost $ 2,996,514,196)*	$3,346,877,174	100.0
	Other Assets and Liabilities - Net	(1,669,453)	—

	Net Assets	$3,345,207,721	100.0

*	Cost for federal income tax purposes is $3,002,061,421

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$344,815,753
Gross Unrealized Depreciation	—

Net Unrealized Appreciation	$344,815,753

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2010 in valuing the Portfolio’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2010
Asset Table
Investments, at value
Affiliated Investment Companies	$3,346,877,174	$—	$—	$3,346,877,174

Total Investments, at value	$3,346,877,174	$—	$—	$3,346,877,174

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

29

TAX INFORMATION (UNAUDITED)

Dividends paid during the year ended December 31, 2010 were as follows:

Portfolio Name	Type	Per Share Amount

ING Retirement Conservative Portfolio
Class ADV	NII	$0.0205
Class I	NII	$0.0180
All Classes	STCG	$0.0001
All Classes	LTCG	$0.0130

ING Retirement Growth Portfolio
Class ADV	NII	$0.0370
Class I	NII	$0.0448

ING Retirement Moderate Portfolio
Class ADV	NII	$0.0579
Class I	NII	$0.0645

ING Retirement Moderate Growth Portfolio
Class ADV	NII	$0.0473
Class I	NII	$0.0545

NII - Net investment income

STCG - Short-term capital gain

LTCG - Long-term capital gain

Of the ordinary distributions made during the year ended December 31, 2010, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:

ING Retirement Conservative Portfolio	1.41%

ING Retirement Growth Portfolio	45.81%

ING Retirement Moderate Portfolio	8.94%

ING Retirement Moderate Growth Portfolio	13.72%

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

30

TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Trust are managed under the direction of the Board. A Trustee who is not an interested person of the Registrants, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about trustees of the Trust and is available, without charge, upon request at
(800) 992-0180.

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) - During the Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee
Independent Trustees:

Colleen D. Baldwin 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Trustee	November 2007 - Present	President, Glantuam Partners, LLC (January 2009 - Present); and Consultant (January 2005 - Present).	138	None.

John V. Boyer(4) 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Trustee	January 2005 - Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation, (January 2008 - Present). Formerly, Consultant (July 2007 - February 2008); President and Chief Executive Officer, Franklin and Eleanor Roosevelt Institute, a public policy foundation, (March 2006 - July 2007); and Executive Director, The Mark Twain House & Museum (September 1989 - March 2006).	138	None.

Patricia W. Chadwick 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Trustee	January 2006 - Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 - Present).	138	Wisconsin Energy Corporation (June 2006 - Present) and The Royce Fund (December 2009 - Present).

Peter S. Drotch 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 68	Trustee	November 2007 - Present	Retired. Formerly, Partner, PricewaterhouseCoopers LLP, an accounting firm, until July 2000.	138	First Marblehead Corporation (September 2003- Present).

J. Michael Earley 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 65	Trustee	January 1997 - Present	Retired. Formerly, Banking President and Chief Executive Officer, Bankers Trust Company, N.A., Des Moines (June 1992 - December 2008).	138	None.

Patrick W. Kenny 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 67	Trustee	January 2005 - Present	Retired. Formerly, President and Chief Executive Officer, International Insurance Society (June 2001 - June 2009).	138	Assured Guaranty Ltd. (April 2004 - Present).

Sheryl K. Pressler 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Trustee	January 2006- Present	Consultant (May 2001 - Present).	138	Stillwater Mining Company (May 2002 - Present).

Roger B. Vincent 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 65	Chairman and Trustee	January 1994 - Present	President, Springwell Corporation, a corporate finance firm (March 1989 - Present).	138	UGI Corporation (February 2006 - Present) and UGI Utilities, Inc. (February 2006 - Present).

31

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) - During the Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee
Trustees who are “Interested Persons”:

Robert W. Crispin(5) 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 64	Trustee	November 2007- Present	Retired. Chairman and Chief Executive Officer, ING Investment Management Co. (July 2001 - December 2007).	138	Intact Financial Corporation (December 2004 - Present) and PFM Group (November 2010 - Present).

Shaun P. Mathews(3)(5) 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Trustee	November 2007- Present	President and Chief Executive Officer, ING Investments, LLC (November 2006 - Present). Formerly, Head of ING Mutual Funds and Investment Products (November 2004 - November 2006).	175	ING Retirement Holdings, Inc. (September 1998 - Present); ING Services Holding Company, Inc. (May 2000 - Present); ING Financial Advisers, LLC (April 2002 - Present); Southland Life Insurance Company (June 2002 - Present); ING Capital Corporation, LLC and ING Investments Distributor, LLC(7) (December 2005 - Present); ING Funds Services, LLC(8), ING Investments, LLC and ING Pilgrim Funding, Inc. (March 2006 - Present); and Directed Services LLC (December 2006 - Present)(9).

(1)

The tenure of each Trustee is subject to the Board’s retirement policy, which states that each Independent Trustee shall retire from service as a Trustee at the conclusion of the first regularly scheduled meeting of the Board that is held after the Trustee reaches the age of 72. A unanimous vote of the Board may extend the retirement date of a Trustee for up to one year. An extension may be permitted if the retirement would trigger a requirement to hold a meeting of shareholders of the Fund under applicable law, whether for purposes of appointing a successor to the Trustee or if otherwise necessary under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer needed.

(2)

For the purposes of this table (except for Mr. Mathews), ”Fund Complex” means the following investment companies: ING Asia Pacific High Dividend Equity Income Fund, ING Emerging Markets High Dividend Equity Fund; ING Emerging Markets Local Bond Fund; ING Equity Trust; ING Funds Trust; ING Global Equity Dividend and Premium Opportunity Fund; ING Global Advantage and Premium Opportunity Fund; ING Infrastructure, Industrials, and Materials Fund; ING International High Dividend Equity Income Fund; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Prime Rate Trust; ING Risk Managed Natural Resources Fund; ING Senior Income Fund; ING Separate Portfolios Trust; ING Variable Insurance Trust; ING Variable Products Trust; and ING Partners, Inc.

(3)

For Mr. Mathews, the Fund Complex also includes the following investment companies: ING Series Fund, Inc.; ING Strategic Allocation Portfolios, Inc.; ING Variable Funds; ING Variable Portfolios, Inc.; ING Balanced Portfolio, Inc.; ING Intermediate Bond Portfolio; and ING Money Market Portfolio.

(4)

Mr. Boyer held a seat on the Board of Directors of The Mark Twain House & Museum from September 1989 to November 2005. ING Groep N.V. makes non-material, charitable contributions to The Mark Twain House & Museum.

(5)

Messrs. Mathews and Crispin are deemed to be “interested persons” of the Fund as defined in the 1940 Act because of their relationship with ING Groep, N.V., the parent corporation of the Investment Adviser, Directed Services LLC and the Distributor, ING Investments Distributor, LLC.

(6)

ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before it was known as Pilgrim America Investments, Inc.

(7)

ING Investments Distributor, LLC was previously named ING Funds Distributor, LLC. ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that, was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

(8)

ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the successor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that, was known as Pilgrim America Group, Inc.

(9)	Directed Services LLC is the successor in interest to Directed Services, Inc.

32

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) - During the Past 5 Years

Shaun P. Mathews(5) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	President and Chief Executive Officer	November 2006 - Present	President and Chief Executive Officer, ING Investments, LLC (November 2006 - Present). Formerly, Head of ING Mutual Funds and Investment Products (November 2004 - November 2006).

Michael J. Roland 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Executive Vice President	March 2003 - Present	Executive Vice President and Chief Operating Officer, ING Investments, LLC(2) and ING Funds Services, LLC(3) (January 207 - Present). Formerly, Executive Vice President, Head of Product Management (January 2005 - January 2007).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 60	Executive Vice President and Chief Investment Risk Officer	March 2003 - Present September 2009 - Present	Executive Vice President, ING Investments, LLC(2) (July 2000 - Present) and Chief Investment Risk Officer, ING Investments, LLC(2) (January 2003 - Present).

Joseph M. O’Donnell 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Executive Vice President and Chief Compliance Officer	March 2006 - Present November 2004 - Present	Chief Compliance Officer of the ING Funds (November 2004 - Present); Executive Vice President of the ING Funds (March 2006 - Present); Chief Compliance Officer of ING Investments, LLC(2) (March 2006 - July 2008 and October 2009- Present); and Investment Advisor Chief Compliance Officer, Directed Services LLC(6) (March 2006 - July 2008 and October 2009- Present). Formerly, Investment Advisor Chief Compliance Officer, ING Life Insurance and Annuity Company (March 2006 - December 2006).

Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 43	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 - Present	Senior Vice President, ING Funds Services, LLC(3) (March 2005 - Present).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Senior Vice President	November 2003 - Present	Senior Vice President, ING Investments, LLC(2) (October 2003 - Present).

Robert Terris 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 40	Senior Vice President	May 2006 - Present	Senior Vice President, Head of Division Operations, ING Funds Services, LLC(3) (May 2006 - Present). Formerly, Vice President of Administration, ING Funds Services, LLC(3) (October 2001 - May 2006).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 43	Vice President and Treasurer	November 1999 - Present	Vice President and Treasurer, ING Funds Services, LLC(3) (November 1995 - Present) and ING Investments, LLC(2) (August 1997 - Present).

Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Vice President	February 2003 - Present	Vice President, ING Investments, LLC(2) and ING Funds Services, LLC(3)(February 1996 - Present); Director of Compliance, ING Investments, LLC(2) (October 2004 - Present); and Vice President and Money Laundering Reporting Officer, ING Investments Distributor, LLC(4) (April 2010 - Present). Formerly, Chief Compliance Officer, ING Investments Distributor, LLC(4) (August 1995 - April 2010).

William Evans 10 State House Square Hartford, Connecticut 06103 Age: 38	Vice President	September 2007 - Present	Senior Vice President (March 2010 - Present) and Head of Manager Research and Selection Group (April 2007 - Present). Formerly, Vice President, U.S. Mutual Funds and Investment Products (May 2005 - April 2007).

Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Vice President	September 2004 - Present	Vice President, ING Funds Services, LLC(3) (September 2004 - Present).

Denise Lewis 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Vice President	January 2007 - Present	Vice President, ING Funds Services, LLC (December 2006 - Present). Formerly, Senior Vice President, UMB Investment Services Group, LLC (November 2003 - December 2006).

33

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) - During the Past 5 Years

Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Vice President	March 2006 - Present	Vice President, ING Investment Management - ING Funds (March 2010 - Present); Vice President, ING Funds Services, LLC(3) (March 2006 - Present) and Managing Paralegal, Registration Statements (June 2003 - Present). Formerly, Assistant Vice President, ING Funds Services, LLC(3) (August 2004 - March 2006).

Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 41	Assistant Vice President	May 2008 - Present	Assistant Vice President - Director of Tax, ING Funds Services (March 2008 - Present). Formerly, Tax Manager, ING Funds Services (March 2005 - March 2008).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Secretary	August 2003 - Present	Senior Vice President and Chief Counsel, ING Investment Management - ING Funds (March 2010- Present). Formerly, Chief Counsel, ING Americas, U.S. Legal Services (October 2003 - March 2010).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Assistant Secretary	August 2003 - Present	Vice President and Senior Counsel, ING Investment Management - ING Funds (March 2010-Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008 - March 2010) and Counsel, ING Americas, U.S. Legal Services (April 2003 - April 2008).

Kathleen Nichols 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 35	Assistant Secretary	May 2008 - Present	Vice President and Counsel, ING Investment Management - ING Funds (March 2010 - Present). Formerly, Counsel, ING Americas, U.S. Legal Services (February 2008 - March 2010) and Associate, Ropes & Gray LLP (September 2005 - February 2008)

Paul Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Assistant Secretary	June 2010 - Present	Vice President and Senior Counsel, ING Investment Management - ING Funds (March 2010-Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008 - March 2010) and Counsel, ING Americas, U.S. Legal Services (May 2005 - April 2008).

(1)	The officers hold office until the next annual meeting of the Trustees and until their successors shall have been elected and qualified.
(2)

ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(3)

ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the successor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

(4)

ING Investments Distributor, LLC was previously named ING Funds Distributor, LLC. ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that, was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

(5)	Mr. Mathews commenced services as CEO and President of the ING Funds on November 11, 2006.
(6)	Directed Services LLC is the successor in interest to Directed Services, Inc.

34

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

BOARD CONSIDERATION AND RE-APPROVAL OF INVESTMENT ADVISORY CONTRACTS

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) provides that, after an initial period, the Portfolios’ existing investment advisory contracts will remain in effect only if the Board of Trustees (the “Board”) of ING Investors Trust (the “Trust”), including a majority of Board members who have no direct or indirect interest in the advisory contracts, and who are not “interested persons” of the Portfolios, as such term is defined under the 1940 Act (the “Independent Trustees”), annually review and approve them. Thus, at a meeting held on November 18, 2010, the Board, including a majority of the Independent Trustees, considered whether to renew the investment advisory contracts (the “Advisory Contracts”) between Directed Services LLC (the “Adviser”) and the Portfolios.

The Independent Trustees also held separate meetings on October 21 and November 16, 2010 to consider the renewal of the Advisory Contracts. As a result, subsequent references herein to factors considered and determinations made by the Independent Trustees include, as applicable, factors considered and determinations made on those earlier dates by the Independent Trustees.

At its November 18, 2010 meeting, the Board voted to renew the Advisory Contracts for the Portfolios. In reaching these decisions, the Board took into account information furnished to it throughout the year at regular meetings of the Board and the Board’s committees, as well as information prepared specifically in connection with the annual renewal process. Determinations by the Independent Trustees also took into account various factors that they believed, in light of the legal advice furnished to them by K&L Gates LLP (“K&L Gates”), their independent legal counsel, and their own business judgment, to be relevant. Further, while the Advisory Contracts for all the Portfolios were considered at the same Board meeting, the Trustees considered each Portfolio’s advisory relationship separately.

Provided below is an overview of the Board’s contract approval process in general, as well as a discussion of certain specific factors that the Board considered at its renewal meeting. While the Board gave its attention to the information furnished, at its request, that was most relevant to its considerations, discussed below are a number of the primary factors relevant to the Board’s consideration as to whether to renew the Advisory

Contracts for the one-year period ending November 30, 2011. Each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to each Portfolio’s advisory arrangement.

Overview of the Contract Renewal and Approval Process

Several years ago, the Independent Trustees instituted a revised process by which they seek and consider relevant information when they decide whether to approve new or existing advisory and arrangements for the investment companies in the ING Funds complex under their jurisdiction, including the Portfolios’ existing Advisory Contract. Among other actions, the Independent Trustees: retained the services of independent consultants with experience in the mutual fund industry to assist the Independent Trustees in working with the personnel employed by the Adviser or its affiliates who administer the Portfolios (“Management”) to identify the types of information presented to the Board to inform its deliberations with respect to advisory relationships and to help evaluate that information; established a specific format in which certain requested information is provided to the Board; and determined the process for reviewing such information in connection with Advisory Contract renewals and approvals. The end result was an enhanced process which is currently employed by the Independent Trustees to review and analyze information in connection with their annual renewal of the ING Funds’ contracts, as well as their review and approval of new advisory relationships.

Since the current renewal and approval process was first implemented, the Board’s membership has changed substantially through periodic retirements of some Trustees and the appointment and election of new Trustees. In addition, throughout this period the Independent Trustees have reviewed and refined the renewal and approval process at least annually. The Board also established a Contracts Committee and two Investment Review Committees, including the International/Balanced/Fixed Income Funds Investment Review Committee (the “I/B/F IRC”). Among other matters, the Contracts Committee provides oversight with respect to the contracts renewal and approval process, and each Portfolio is assigned to the I/B/F IRC, which provides oversight regarding, among other matters, investment performance. The Investment Review Committees may apply a heightened level of scrutiny in cases where performance has lagged an ING

35

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Fund’s relevant benchmark and/or proposed selected peer groups of investment companies (“Selected Peer Groups”).

The type and format of the information provided to the Board or to legal counsel for the Independent Trustees in connection with the contract approval and renewal process has been codified in the ING Funds’ 15(c) Methodology Guide. This Guide was developed under the direction of the Independent Trustees and sets out a blueprint pursuant to which the Independent Trustees request certain information that they deem important to facilitate an informed review in connection with initial and annual approvals of advisory contracts.

Management provides certain of the information requested by the 15(c) Methodology Guide in Fund Analysis and Comparison Tables (“FACT sheets”) prior to the Independent Trustees’ review of advisory arrangements (including the Portfolios’ Advisory Contracts). The Independent Trustees previously retained an independent firm to verify and test the accuracy of certain FACT sheet data for a representative sample of funds in the ING Funds complex. In addition, in recent years the Contracts Committee employed the services of an independent consultant to assist in its review and analysis of, among other matters, the 15(c) Methodology Guide, the content and format of the FACT sheets, and Selected Peer Groups to be used by the Portfolios for certain comparison purposes during the renewal process. As part of an ongoing process, the Contracts Committee recommends or considers recommendations from Management for refinements to the 15(c) Methodology Guide and other aspects of the review process, and the Board’s I/B/F IRC reviews benchmarks used to assess the performance of funds in the ING Funds complex.

The Board employed its process for reviewing contracts when considering the renewals of the Portfolios’ Advisory Contracts that would be effective through November 30, 2011. Set forth below is a discussion of many of the Board’s primary considerations and conclusions resulting from this process.

Nature, Extent and Quality of Service

In determining whether to approve the Advisory Contracts for the Portfolios for the year ending November 30, 2011, the Independent Trustees received and evaluated such information as they deemed necessary regarding the nature, extent and quality of services provided to the Portfolios by the Adviser. This included information regarding the Adviser provided throughout the year at regular meetings of the Board and its committees, as well as information furnished in connection with the contract renewal meetings.

The materials requested by and provided to the Board and/or to K&L Gates prior to the November 18, 2010 Board meeting included, among other information, the following items for each Portfolio: (1) FACT sheets that provided information regarding the performance and expenses of the Portfolio and other similarly managed funds in its Selected Peer Group, as well as information regarding the Portfolio’s investment portfolio, objective and strategies; (2) reports providing risk and attribution analyses of the Portfolio; (3) the 15(c) Methodology Guide, which describes how the FACT sheets were prepared, including the manner in which each Portfolio’s benchmark and Selected Peer Group were selected and how profitability was determined; (4) responses from the Adviser to a series of questions posed by K&L Gates on behalf of the Independent Trustees; (5) copies of the forms of Advisory Contracts; (6) copies of the Forms ADV for the Adviser; (7) financial statements for the Adviser; (8) a draft of a narrative summary addressing key factors the Board customarily considers in evaluating the renewals of the ING Funds’ (including the Portfolio’s) advisory contracts, including a written analysis for the Portfolio of how performance, fees and expenses compare to its Selected Peer Group and/or designated benchmark; (9) independent analyses of Portfolio performance by the Trust’s Chief Investment Risk Officer; (10) information regarding net asset flows into and out of the Portfolio; and (11) other information relevant to the Board’s evaluations.

Institutional Class (Class I) shares of the Portfolios were used for purposes of certain comparisons between a Portfolio and its Selected Peer Group. Class I shares generally were selected so that the Portfolio’s share class with the longest performance history was compared to the analogous class of shares for each fund in its Selected Peer Group. It should be noted that the performance of the Portfolio primarily reflects the performance of the Underlying Funds in which it invests. Mutual funds chosen for inclusion in a Portfolio’s Selected Peer Group were selected based upon criteria designed to mirror the Portfolio’s share class being compared to the funds in the Selected Peer Group.

The Board noted the resources that the Adviser has committed to the Board and the I/B/F IRC to assist the Board and the I/B/F IRC with their assessment of the investment performance of the Portfolios on an

36

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

on-going basis throughout the year. This includes the appointment of a Chief Investment Risk Officer and his staff, who report directly to the Board and who have developed attribution analyses and other metrics used by the Board’s Investment Review Committees to analyze the key factors underlying investment performance for the funds in the ING Funds complex.

The Board also noted the proactive approach that the Adviser, working in cooperation with the I/B/F IRC, has taken to advocate or recommend, when it believed appropriate, changes designed to assist in improving the Portfolios’ performance.

In considering the Portfolios’ Advisory Contracts, the Board also considered the extent of benefits provided to the Portfolios’ shareholders, beyond advisory services, from being part of the ING family of funds. This includes, in most cases, the right to exchange or transfer investments, without a sales charge, between the same class of shares of such funds or among ING Funds available on a product platform, and the wide range of ING Funds available for exchange or transfer. The Board also took into account the Adviser’s efforts in recent years to reduce the expenses of the ING Funds through renegotiated arrangements with the ING Funds’ service providers. In addition, the Board considered the efforts of the Adviser and the expenses that it incurred in recent years to help make the ING Funds complex more efficient by combinations of similar funds.

Further, the Board received periodic reports showing that the investment policies and restrictions for each Portfolio were consistently complied with and other periodic reports covering matters such as compliance by Adviser personnel with codes of ethics. The Board considered reports from the Trust’s Chief Compliance Officer (“CCO”) evaluating whether the regulatory compliance systems and procedures of the Adviser are reasonably designed to assure compliance with the federal securities laws, including those related to, among others, late trading and market timing, best execution, fair value pricing, proxy voting and trade allocation practices. The Board also took into account the CCO’s annual and periodic reports and recommendations with respect to service provider compliance programs. In this regard, the Board also considered the policies and procedures developed by the CCO in consultation with the Board’s Compliance Committee that guide the CCO’s compliance oversight function.

The Board reviewed the level of staffing, quality and experience of each Portfolio’s portfolio management team. The Board took into account the respective resources and reputation of the Adviser, and evaluated the ability of the Adviser to attract and retain qualified investment advisory personnel. The Board also considered the adequacy of the resources committed to the Portfolios (and other relevant funds in the ING Funds complex) by the Adviser, and whether those resources are commensurate with the needs of the Portfolios and are sufficient to sustain appropriate levels of performance and compliance needs. In this regard, the Board considered the financial stability of the Adviser.

Based on their deliberations and the materials presented to them, the Board concluded that the advisory and related services provided by the Adviser are appropriate in light of the Portfolios’ operations, the competitive landscape of the investment company business, and investor needs, and that the nature and quality of the overall services provided by the Adviser were appropriate.

Portfolio Performance

In assessing advisory relationships, the Board placed emphasis on the net investment returns of each Portfolio. While the Board considered the performance reports and discussions with portfolio managers at Board and committee meetings during the year, particular attention in assessing performance was given to the FACT sheets furnished in connection with the renewal process. The FACT sheet prepared for each Portfolio included its investment performance compared to the Portfolio’s Morningstar category median and/or Lipper category median, Selected Peer Group and primary benchmark. The FACT sheet performance data was as of June 30, 2010. In addition, the Board also considered at its November 18, 2010 meeting certain additional data regarding performance and Portfolio asset levels as of September 30, 2010. The Board’s findings specific to each Portfolio’s performance are discussed under “Portfolio-by-Portfolio Analysis” below.

Economies of Scale

When evaluating the reasonableness of advisory fee rates, the Board also considered whether economies of scale will be realized by the Adviser as a Portfolio grows larger and the extent to which any such economies are

37

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

reflected in contractual fee rates. In this regard, the Board noted a Portfolio would benefit from waivers to fees payable at the Portfolio level, and considered the extent to which economies of scale could effectively be realized through expense reductions resulting from such waivers or breakpoint discounts. In evaluating fee breakpoint arrangements and economies of scale, the Independent Trustees also considered prior periodic management reports and industry information on this topic.

The Board considered that in recent years many of the Portfolios experienced material declines in assets due to general market declines precipitated by the credit crises and other generally adverse market developments. As a result of these asset declines, the Board considered that there were fewer opportunities for certain of the Portfolios to realize economies of scale.

Information Regarding Services to Other Clients

The Board requested and considered information regarding the nature of services and fee rates offered by the Adviser to other clients, including other registered investment companies and institutional accounts. When fee rates offered to other clients differed materially from those charged to a Portfolio, the Board considered any underlying rationale provided by the Adviser for these differences. The Board also noted that the fee rates charged to the Portfolios and other institutional clients of the Adviser (including other investment companies) may differ materially due to, among other reasons: differences in services; different regulatory requirements associated with registered investment companies, such as the Portfolios, as compared to non-registered investment company clients; market differences in fee rates that existed when a Portfolio first was organized; differences in the original sponsors of Portfolios that now are managed by the Adviser; investment capacity constraints that existed when certain contracts were first agreed upon or that might exist at present; and different pricing structures that are necessary to be competitive in different marketing channels.

Fee Rates and Profitability

The Board reviewed and considered each contractual investment advisory fee rate, combined with the administrative fee rate, payable by each Portfolio to the Adviser. In addition, the Board considered fee waivers and expense limitations applicable to the fees payable by the Portfolios.

The Board considered: (1) the fee structure of each Portfolio as it relates to the services provided under the contracts; and (2) the potential fall-out benefits to the Adviser and its respective affiliates from their association with the Portfolios. For each Portfolio, the Board determined that the fees payable to the Adviser are reasonable for the services that its performs, which were considered in light of the nature and quality of the services that its has performed and is expected to perform.

For each Portfolio, the Board considered information on revenues, costs and profits realized by the Adviser, which was prepared by Management in accordance with the allocation methodology (including related assumptions) specified in the 15(c) Methodology Guide. The Board also considered that there has not yet been a full recovery for many Portfolios from the substantial decline in assets caused by adverse economic conditions in recent years, which, in many cases, has adversely impacted profits realized by the Adviser. In addition, the Board considered information that it requested and was provided by Management with respect to the profitability of service providers affiliated with the Adviser.

The Board recognized that profitability analysis is not an exact science and there is no uniform methodology for determining profitability for this purpose. In this context, the Board realized that Management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Portfolios’ operations may not be fully reflected in the expenses allocated to each Portfolio in determining profitability, and that the information presented may not portray all of the costs borne by Management or capture Management’s entrepreneurial risk associated with offering and managing a mutual fund complex in the current regulatory and market environment. In addition, the Board recognized that the use of different methodologies for purposes of calculating profit data can give rise to dramatically different profit and loss results.

At the request of the Board, the Adviser has from time to time agreed to implement remedial actions for certain Portfolios. These remedial actions have included, among others: reductions in fee rates; changes in portfolio managers; and strategy modifications.

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ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

In making its determinations, the Board based its conclusions on the reasonableness of the advisory fees of the Adviser primarily on the factors described for each Portfolio below.

Portfolio-by-Portfolio Analysis

The following paragraphs outline certain of the specific factors that the Board considered, and the conclusions reached, at its November 18, 2010 meeting in relation to renewing each Portfolio’s current Advisory Contract. These specific factors are in addition to those considerations discussed above. In each case, the Portfolio’s performance was compared to its Morningstar category median and its primary benchmark, a broad-based securities market index that appears in the Portfolio’s prospectus. With respect to Morningstar quintile rankings, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. Each Portfolio’s management fee and expense ratio were compared to the fees and expense ratios of the funds in its Selected Peer Group.

ING Retirement Conservative Portfolio

In considering whether to approve the renewal of the Advisory Contract for ING Retirement Conservative Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2010: (1) the Portfolio outperformed its Morningstar category median for all periods presented, with the exception of the one-year period, during which it underperformed; (2) the Portfolio underperformed its primary benchmark for the most recent calendar quarter and year-to-date periods, but outperformed for the one-year period; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the most recent calendar quarter, the second quintile for the year-to-date period, and the fourth quintile for the one-year period.

In analyzing this performance data, the Board took into account: (1) that longer-term performance periods reflect the performance of the ING LifeStyle Conservative Portfolio, which was merged into the Portfolio in October 2009 (the “Conservative Merger”); (2) Management’s representations, that in conjunction with the Conservative Merger, a new index-based strategy was implemented; and (3) that Management would continue to monitor, and the Board or its Investment Review Committee would periodically review, the Portfolio’s investment performance.

In considering the fees payable under the Advisory Contract for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of a 0.10% administration fee) for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; and (3) the Portfolio’s current investment strategy was implemented in October 2009 and it is reasonable to permit the Portfolio time to establish a longer performance record for the purposes of evaluating performance. Based on these conclusions and other factors, the Board voted to renew the Advisory Contract for the Portfolio for the year ending November 30, 2011. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Retirement Growth Portfolio

In considering whether to approve the renewal of the Advisory Contract for ING Retirement Growth Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2010: (1) the Portfolio outperformed its Morningstar category median for all periods presented, with the exception of the one-year period, during which it underperformed; (2) the Portfolio outperformed its primary benchmark for the most recent calendar quarter and year-to-date periods, but underperformed for the one-year and three-year periods; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the most recent calendar quarter and year-to-date periods, the second quintile for the three-year period, and the third quintile for the one-year period.

In analyzing this performance data, the Board took into account: (1) that longer-term performance periods reflect the performance of the ING LifeStyle Growth Portfolio and ING LifeStyle Aggressive Growth Portfolio, each of which was merged into the Portfolio

39

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

in October 2009 (the “Growth Merger”); (2) Management’s representations that, in conjunction with the Growth Merger, a new index-based strategy was implemented; and (3) that Management would continue to monitor, and the Board or its Investment Review Committee would periodically review, the Portfolio’s investment performance.

In considering the fees payable under the Advisory Contract for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of a 0.10% administration fee) for the Portfolio is above the median and below the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and above the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; and (3) the Portfolio’s current investment strategy was implemented in October 2009 and it is reasonable to permit the Portfolio time to establish a longer performance record for the purposes of evaluating performance. Based on these conclusions and other factors, the Board voted to renew the Advisory Contract for the Portfolio for the year ending November 30, 2011. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Retirement Moderate Growth Portfolio

In considering whether to approve the renewal of the Advisory Contract for ING Retirement Moderate Growth Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2010: (1) the Portfolio underperformed its Morningstar category median for all periods presented; (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the one-year period, during which it outperformed; and (3) the Portfolio is ranked in the third quintile of its

Morningstar category for the most recent calendar quarter and one-year periods, and the fourth quintile for the year-to-date and three-year periods.

In analyzing this performance data, the Board took into account: (1) that longer-term performance periods reflect the performance of the ING LifeStyle Moderate Growth Portfolio, which was merged into the Portfolio in October 2009 (the “Moderate Growth Merger”); (2) Management’s representations that, in conjunction with the Moderate Growth Merger, a new index-based strategy was implemented; (3) Management’s analysis with respect to the composition of the Portfolio’s Morningstar category and its implications for purposes of relative performance evaluations; (4) Management’s analysis of the effect of asset class weightings on the Portfolio’s performance; and (5) that Management would continue to monitor, and the Board or its Investment Review Committee would periodically review, the Portfolio’s investment performance.

In considering the fees payable under the Advisory Contract for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of 0.10% administration fee) for the Portfolio is equal to the median and below the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is above the median and equal to the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; and (3) the Portfolio’s current investment strategy was implemented in October 2009 and it is reasonable to permit the Portfolio time to establish a longer performance record for the purposes of evaluating performance of its index based strategy. Based on these conclusions and other factors, the Board voted to renew the Advisory Contract for the Portfolio for the year ending November 30, 2011. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

40

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

ING Retirement Moderate Portfolio

In considering whether to approve the renewal of the Advisory Contract for ING Retirement Moderate Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2010: (1) the Portfolio underperformed its Morningstar category median for all periods presented; (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the one-year period, during which it outperformed; and (3) the Portfolio is ranked in the fourth quintile of its Morningstar category for the one-year period, and the fifth (lowest) quintile for the most recent calendar quarter, year-to-date, and three-year periods.

In analyzing this performance data, the Board took into account: (1) that longer-term performance periods reflect the performance of the ING LifeStyle Moderate Portfolio, which was merged into the Portfolio in October 2009 (the “Moderate Merger”); (2) Management’s representations that, in conjunction with the Moderate Merger, a new index-based strategy was implemented; (3) Management’s analysis with respect to the composition of the Portfolio’s Morningstar category and its implications for purposes of relative performance evaluations; (4) Management’s analysis of the effect of asset class weightings on the Portfolio’s performance; and (5) that Management would continue to monitor, and the Board or its Investment Review Committee would periodically review, the Portfolio’s investment performance.

In considering the fees payable under the Advisory Contract for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of 0.10% administration fee) for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is above the median and equal to the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; and (3) the Portfolio’s current investment strategy was implemented in October 2009 and it is reasonable to permit the Portfolio time to establish a longer performance record for the purposes of evaluating performance of its index based strategy. Based on these conclusions and other factors, the Board voted to renew the Advisory Contract for the Portfolio for the year ending November 30, 2011. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

41

Investment Adviser

Directed Services LLC

1475 Dunwoody Drive

West Chester, Pennsylvania 19380

Distributor

ING Investments Distributor, LLC

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258

Administrator

ING Funds Services, LLC

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258

Transfer Agent

BNY Mellon Investment Servicing (U.S.) Inc.

301 Bellevue Parkway

Wilmington, Delaware 19809

Independent Registered Public Accounting Firm

KPMG LLP

Two Financial Center

60 South Street

Boston, Massachusetts 02111

Custodian

The Bank of New York Mellon

One Wall Street

New York, New York 10286

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable universal life insurance policy or variable annuity contract and the underlying variable investment options. This and other information is contained in the prospectus for the variable universal life policy or variable annuity contract and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.

VPAR-URETADVI	(1210-021711)

Annual Report

December 31, 2010

Adviser (“ADV”), Institutional (“I”), Service (“S”) and Service 2 (“S2”) Classes

ING Investors Trust

■  ING BlackRock Inflation Protected Bond Portfolio

■  ING Goldman Sachs Commodity Strategy Portfolio

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

MUTUAL FUNDS

President’s Letter	1
Market Perspective	2
Portfolio Managers’ Reports	4
Shareholder Expense Examples	8
Report of Independent Registered Public Accounting Firm	9
Statements of Assets and Liabilities	10
Statements of Operations	12
Statements of Changes in Net Assets	13
Financial Highlights	14
Notes to Financial Statements	15
Portfolios of Investments	30
Tax Information	39
Trustee and Officer Information	40
Advisory Contract Approval Discussion	44

PROXY VOTING INFORMATION

A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the ING Funds’ website at www.ingfunds.com; and (3) on the SEC’s website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the ING Funds’ website at www.ingfunds.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Registrant files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Registrant’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Registrant’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330; and is available upon request from the Registrant by calling Shareholder Services toll-free at (800) 992-0180.

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PRESIDENT’S LETTER

Big Picture vs. Details

Dear Shareholder,

On January 25, 2011, President Obama delivered his second State of the Union address. He called on Americans to put aside partisan differences and harness the nation’s creativity to adapt and thrive in a rapidly changing global economy. The president’s challenge is timely: the United States is approaching a nexus of intermediate- and long-term concerns, and the choices we make over the next two years could determine the nation’s competitiveness in the global economy for decades to come.

There are reasons to be optimistic — the International Monetary Fund (“IMF”) predicts the U.S. economy will grow about 3% in 2011. China and India are expected to grow at about 9% and even the euro zone appears to be recovering from crisis; this growth, however, is being accompanied by mounting inflation pressures in certain regions, suggesting that many economies are expanding at unsustainable rates.

As I write this, the World Economic Forum is getting underway in Davos, Switzerland, and there are numerous concerns to deal with. Chief among them are the still-present risk of sovereign debt defaults in the euro zone; high unemployment and banking problems in the advanced economies; and inflationary pressures in emerging markets, especially with regard to food, fuel and commodities.

As we’ve noted before, uncertainty is a defining characteristic of our age and, in our opinion, is likely to remain so beyond this year. How should you respond within your investment portfolio? Remember that the most important consideration is your long-term goals, not the outlook for 2011. With investment hazards and opportunities everywhere, we believe it makes sense to cast as broad a net as possible around the globe. In our opinion, you want your portfolio to be well diversified so that it is not harmed too much by the trouble spots, and has some exposure to positive trends.

As always, we believe the best approach is a well-diversified portfolio and a well-defined investment plan. As we’ve noted many times before, it’s important to discuss any proposed changes thoroughly with your advisor before taking any action. Thank you for your continued confidence in ING Funds. We look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews
President and Chief Executive Officer
ING Funds
January 26, 2011

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice. Consider the fund’s investment objectives, risks, and charges and expenses carefully before investing. The prospectus contains this information and other information about the fund.

International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

1

MARKET PERSPECTIVE:  YEAR ENDED DECEMBER 31, 2010

In our semi-annual report we described how, after a 13-month advance through mid-April, a confluence of local and world issues sent global equities, in the form of the MSCI World IndexSM measured in local currencies, including net reinvested dividends (“MSCI” for regions discussed below), reeling to a loss for the first half of the fiscal year. In the second half of the year, the MSCI World IndexSM bounced back and for 2010 returned 10.01%. (The MSCI World IndexSM returned 11.76% for the one year ended December 31, 2010, measured in U.S. dollars.) By year end, investor sentiment had turned distinctly positive, despite the grave concerns that remained.

It was a bumpy ride. Markets from stocks to bonds to currencies were continually buffeted by news and events relating to three main themes: the stuttering U.S. economic recovery, the sovereign debt crisis in the Eurozone and growth dynamics in China.

In the U.S., quarterly gross domestic product (“GDP”) growth decelerated from 2.7% (annualized) in the first quarter of 2010 to 1.7% in the second, before recovering to 2.6% in the third. But attention was focused more on employment and housing. The 18-month recession which ended in June of 2009 had cost some 8.7 million jobs. But since then, the unemployment rate had been stuck between 9.4% and 10.1%, barely dented by private sector new jobs averaging 107,000 per month as 2010 ended.

The other weakening link was housing. Sales of new and existing homes collapsed after the expiry in April of a program of tax credits for home buyers and languished thereafter. House prices (based on the S&P/Case-Shiller 20-City Composite Home Price Index), having shown annual increases from February, resumed a downward trend in October with the index still 30% below the peak recorded in April 2006.

To be sure, there were some grounds for optimism as 2010 drew to a close. Consumer spending had risen for five straight months. Investment in equipment and software was growing at double-digit annual percentage rates. On December 30, new unemployment claims were reported below 400,000 for the first time since July 2008. The Federal Reserve in November announced a second round of quantitative easing and would buy $600 billion in Treasury notes and bonds. The mixed mid-term election results forced a “compromise” stimulus package worth an estimated $858 billion for 2011. In combination, these two measures increased the attractiveness of riskier asset classes like equities at the expense of high grade bonds, which sold off.

In the Eurozone, after default was narrowly averted on Greece’s maturing bonds, the creation in May of a European Financial Stabilization “mechanism”, funded with up to €750 billion seemed to calm nerves for a while. But in October, attention turned to Ireland, where the Irish government had injected huge sums into local banks, rendering its own fiscal position untenable. The November 29, 2010 European Union/International Monetary Fund bail-out worth €67.5 billion left markets unimpressed. Suddenly it was May again with downgrades, soaring yields on peripheral Eurozone bonds, fears of contagion, falling stock markets and doubts about the viability of the euro itself. The European Central Bank aggressively bought sovereign bonds and the mood settled. But with Spain’s banks needing to refinance €85 billion of debt in 2011, the issue remains unresolved.

Investors watched nervously as China, the source of much of the world’s growth, wrestled with inflation, which reached 5.1% in November, and a housing bubble. The authorities tightened mortgage requirements, raised banks’ reserve ratio requirements six times in 2010 and interest rates twice in the last quarter. More interest rate increases seem inevitable.

In U.S. fixed income markets, the Barclays Capital U.S. Aggregate Bond Index of investment grade bonds returned 6.54% in 2010. A slight balance towards risk aversion in the first half gave way to improved risk appetite in the second. For the whole year, the Barclays Capital U.S. Treasury index returned 5.87%, underperforming the Barclays Capital Corporate Investment Grade Bond Index with a return of 9.00%, but both fell well short of the Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index which gained 14.94% for the one year period.

U.S. equities, represented by the S&P 500® Index including dividends, rose 15.06% in 2010, including its best September, a return of 8.92%, since 1939 and best December, a return of 6.68%, since 1991. Prices were supported by strong earnings reports, with operating earnings per share for S&P 500® companies recording four straight quarters of annual growth. Equities also benefited from improved risk appetite through the quantitative easing initiative and stimulus package referred to above.

In currencies, the worst of the gloom about the Eurozone in early June was replaced by renewed pessimism about the dollar in a stalling economy, before markets were seized by another bout of Eurozone angst. For the year, the dollar gained 8.15% against the euro and 2.95% against the pound, but lost 11.59% to the yen, which was sold in the market by the Bank of Japan after breaching 15-year high levels.

In international markets, the MSCI Japan® Index returned just 0.57% for the year after a strong last quarter, as quarterly GDP growth bounced back to 1.1% and the yen retreated from multi-year peaks. The tone of the market was generally poor with household spending fragile and consumer prices down for 21 months. The MSCI Europe ex UK® Index returned 4.84%, with Germany up 15.97% and Portugal, Italy, Ireland, Greece and Spain all falling. This broadly reflected the two-tier economy that has developed, with economic statistics favoring more soundly based countries at the expense of the peripherals. The MSCI UK® Index advanced 12.18%, despite the prospect of severe public spending cuts intended to eliminate an 11% budget deficit. Supporting sentiment was resilient, if perhaps temporary, quarterly GDP growth averaging 0.9% in the second half of the year.

Parentheses denote a negative number.

All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Portfolios’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

2

BENCHMARK DESCRIPTIONS

Index	Description
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
S&P/Case-Shiller 20-City Composite Home Price Index	A composite index of the home price index for the top 20 Metropolitan Statistical Areas in the United States. The index is published monthly by Standard & Poor’s.
Barclays Capital U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Barclays Capital U.S. Treasury Index
An unmanaged index that includes public obligations of the U.S. Treasury. Treasury bills, certain special issues, such as state and local government series bonds (SLGs), as well as U.S. Treasury TIPS and STRIPS, are excluded.

Barclays Capital Corporate Investment Grade Bond Index
The corporate component of the Barclays Capital U.S. Credit Index. The U.S. Credit Index includes publicly-issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. The index includes both corporate and non-corporate sectors. The corporate sectors are industrial, utility and finance, which includes both U.S. and non-U.S. corporations.

Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
Barclays Capital U.S. Treasury Inflation Protected Securities Index	An unmanaged market index comprised of all U.S. Treasury Inflation Linked Securities.
Dow Jones (“DJ”) — UBS Commodity Index
A total return index composed of futures contracts on physical commodities traded U.S. exchanges, with the exception of aluminum, nickel and zinc and reflects the return on fully collateralized positions in the underlying commodity futures.

3

ING BLACKROCK INFLATION PROTECTED BOND PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Investment Type Allocation as of December 31, 2010 (as a percent of net assets)
U.S. Treasury Obligations	53.5%
U.S. Government Agency Obligations	23.6%
Other Bonds	10.3%
Asset-Backed Securities	0.4%
Corporate Bonds/Notes	0.4%
Collateralized Mortgage Obligations	0.3%
Other Assets and Liabilities — Net*	11.5%
Net Assets	100.0%

* Includes short-term investments related to Blackrock Liquidity Funds TempFund Portfolio — Class I.

Portfolio holdings are subject to change daily.

ING BlackRock Inflation Protected Bond Portfolio (the “Portfolio”) seeks to maximize real return, consistent with preservation of real capital and prudent investment management. The Portfolio is managed by Stuart Spodek, Brian Weinstein, and Martin Hegarty, Portfolio Managers of BlackRock Financial Management, Inc. — the Sub-Adviser.*

Performance: For the year ended December 31, 2010, the Portfolio’s Class S shares provided a total return of 5.59% compared to the Barclays Capital U.S. Treasury Inflation Protected Securities (“TIPS”) Index, which returned 6.31% for the same period.

Portfolio Review: As a single sector fund within the TIPS market, there are limited opportunities to add value through sector rotation. The guidelines mandate that 80% of the Portfolio must be in inflation protected securities at all times, but there are times when nominal treasuries are more attractive than inflation protected. The team made use of this limited flexibility to trade breakevens. At times, when we felt that TIPS were not pricing in sufficient inflation expectations, we sold TIPS and bought nominal treasuries and visa versa. Trading real yields was also part of these decisions. Active duration and yield curve management was also a focus.

Top Ten Holdings* as of December 31, 2010 (as a percent of net assets)
Treasury Inflation Protected Security, 2.375%, due 01/15/25	9.4%
Treasury Inflation Protected Security, 0.500%, due 04/15/15	8.6%
Government National Mortgage Association, 4.000%, due 12/20/40	7.9%
Federal Home Loan Mortgage Corporation, 4.000%, due 12/01/40	7.9%
Federal National Mortgage Association, 4.000%, due 01/01/41	7.8%
Treasury Inflation Protected Security, 2.125%, due 02/15/40	5.7%
Deutschland Inflation Linked Bond, 1.500%, due 04/15/16	5.1%
Treasury Inflation Protected Security, 1.875%, due 07/15/15	5.1%
France Government International Bond OAT, 1.600%, due 07/25/15	5.0%
Treasury Inflation Protected Security, 3.875%, due 04/15/29	4.4%

* Excludes short-term investments related to Blackrock Liquidity Funds TempFund Portfolio — Class I.

Portfolio holdings are subject to change daily.

During the second and third quarters, the Portfolio benefited from holding an underweight in U.S. TIPS in favor of nominal U.S. Treasuries, which benefited from tempered growth expectations driven by weaker than expected economic data along with sovereign credit fears from Europe. During the fourth quarter, we reduced our underweight to TIPS due to the increasing prospect of the Federal Reserve engaging in a second round of quantitative easing. The anticipation of the pending announcement drove both real and nominal yields lower. Detracting from performance for the year was our general underweight to TIPS in the short end of the curve as well as our yield curve flattening bias.

The Portfolio did hold derivatives during the period. Interest rate derivatives including, futures, options, swaps and swaptions are mainly used to manage duration and convexity risk in the Portfolio. In addition, these derivatives were used to implement the Portfolio’s yield curve flattening position. Finally, derivatives give us the ability to trade inflation expectations, as well the breakeven curve. During the period, no material impact on performance has been determined on the derivatives usage in the Portfolio.

Current Strategy and Outlook: At year end the Portfolio’s duration was 7.53, in line with the benchmark. We have a curve flattening bias which is being expressed both in terms of real yields and breakevens. It is our view that the long end of the curve is pricing in the proper amount of real yields for the current amount of economic growth. In addition the long end of the TIPS market is, in our view, priced for the current levels of inflation expectations. We do see the front end as rich and have under weights to both TIPS and breakevens. Out of index exposure was focused on non-US inflation protected securities, particularly France and Germany, which we feel are attractive on a relative value basis.

*	Effective August 11, 2010, Mr. Hegarty was added as a portfolio manager to the Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

4

PORTFOLIO MANAGERS’ REPORT	ING BLACKROCK INFLATION PROTECTED BOND PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2010
	1 Year	Since Inception of Classes ADV, I and S April 30, 2007
Class ADV	5.07%	5.02%
Class I	5.89%	5.75%
Class S	5.59%	5.39%
Barclays Capital U.S. TIPS Index	6.31%	6.29	%(1)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING BlackRock Inflation Protected Bond Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	Since inception performance of the index is shown from May 1, 2007.

5

ING GOLDMAN SACHS COMMODITY STRATEGY PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Investment Type Allocation as of December 31, 2010 (as a percent of net assets)
U.S. Government Agency Obligations	23.0%
Corporate Bonds/Notes	3.5%
U.S. Treasury Obligations	2.7%
Collateralized Mortgage Obligations	0.7%
Other Assets and Liabilities — Net*	70.1%
Net Assets	100.0%

* Includes short-term investments related to Blackrock Liquidity Funds TempFund Portfolio — Class I, U.S. government agency obligation, U.S. Treasury Bill and the net assets of the Subsidiary.

Portfolio holdings are subject to change daily.

ING Goldman Sachs Commodity Strategy Portfolio (the “Portfolio”) seeks long-term total return consisting of capital appreciation and income. The Portfolio is managed by Michael Johnson, Sam Finkelstein and Stephen Lucas, Portfolio Managers, of Goldman Sachs Asset Management, L.P. — the Sub-Adviser.*

Performance: For the year ended December 31, 2010, the Portfolio’s Class S shares provided a total return of 15.70% compared to the Dow Jones (“DJ”) UBS Commodity Index, which returned 16.83% for the same period.

Portfolio specifics: The DJ UBS Commodity Index (the “Index”) returned 16.83% during 2010, coinciding with a 1.50% increase in the U.S. Dollar Index and a 15.06% increase in the S&P 500® Index, a common measure for the broad U.S. equity market. The announcement of quantitative easing (“QE2”) from the Federal Reserve and continued emerging market demand benefited the commodities markets during the reporting period. The precious metals component of the Index was the strongest subsector during the year, posting a gain of 42.66%. QE2 and flight to safety due to global currency concerns (notably with regard to the euro) supported hard versus fiat currencies. Prices for silver rallied 81.8% during 2010. Gold gained 28.7% and ended the annual period trading at $1421/oz. Agriculture ended the year as the second best performing subsector with a gain of 38.5%. Adverse weather conditions and strong global demand were primary drivers of these gains. Cotton was the best performing single commodity in the DJ UBS Commodity Index during the reporting period, with a price gain of 98.2%. Prices for corn and wheat increased 30.7% and 21.2%, respectively, in 2010. Conversely, energy was the weakest subsector, declining 10.5% over the year.

Top Ten Holdings* as of December 31, 2010 (as a percent of net assets)
Federal Home Loan Mortgage Corporation, 0.411%, due 02/03/12	12.4%
Huntington National Bank, 0.696%, due 06/01/12	3.5%
Federal National Mortgage Association, 3.125%, due 01/21/15	3.1%
Federal Home Loan Bank, 0.259%, due 10/13/11	2.2%
Federal National Mortgage Association, 3.000%, due 02/17/15	1.9%
U.S. Treasury Note, 1.000%, due 03/31/12	1.2%
Federal Home Loan Mortgage Corporation, 3.250%, due 03/18/14	1.2%
U.S. Treasury Note, 0.625%, due 06/30/12	1.2%
Federal National Mortgage Association, 5.000%, due 08/25/19	1.0%
NCUA Guaranteed Notes, 0.635%, due 11/06/17	0.3%

* Excludes short-term investments related to Blackrock Liquidity Funds TempFund Portfolio — Class I, U.S. government agency obligation and U.S. Treasury Bill and the net assets of the Subsidiary.

Portfolio holdings are subject to change daily.

The majority of the outperformance (gross of expenses) versus the benchmark came from the Portfolio’s enhanced roll-timing strategies. The Portfolio continued to target 100% notional exposure to the commodities market via the Index through swaps within its wholly-owned subsidiary. During the 12-month period, the Portfolio held a combination of plain vanilla and enhanced Index exposure. At the end of the 12-month period, the Portfolio’s overall commodity positioning was generally in line with the weightings of the Index. The Portfolio currently employs forward roll-timing strategies, whereby it is positioned further out on the futures curve than the plain vanilla Index rolls. This enhanced roll-timing strategy allows the Portfolio to potentially reduce the negative returns impact associated with a contango market. As of December 31, 2010, the Portfolio held exposure to the Index through approximately 65% 3-month forward roll and 35% 6-month forward roll swaps in the subsidiary. The cash portion of the Portfolio was allocated across various fixed income sectors, with an emphasis on the higher quality, lower volatility segments of the market, such as U.S. government and government-sponsored bonds.

Current Strategy and Outlook: The Portfolio targets 100% exposure to the Index and maintains the weightings of the commodities in this benchmark. We employ a semi-active approach, whereby we do not take active views on individual commodities, but rather create exposure to commodities through the purchase of Index total return swaps and total return swaps on enhanced roll versions of the Index that deviate from the standard index roll. To the extent we believe fundamental or technical developments will impact the futures roll timing decision, we will incorporate those views into the portfolio by electing to roll positions earlier, later, forward, or in different weights versus the Index roll.

We are constructive in our view for the commodities markets as a whole over both the near-term and long-term, as geopolitical, demographic, economic and other trends should support higher prices across much of the commodities complex. Increasing demand from emerging economies for commodities such as oil and industrial metals, as well as constrained supply in select commodity markets, creates a bullish backdrop for the sector.

*	Effective January 31, 2010, Tom Kenny retired and is no longer a Portfolio Manager to the Portfolio. Effective January 31, 2010, Sam Finkelstein was added as a Portfolio Manager to the Portfolio and Jonathan Beinner and James B. Clark were removed as Portfolio Managers to the Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

6

PORTFOLIO MANAGERS’ REPORT	ING GOLDMAN SACHS COMMODITY STRATEGY PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2010
	1 Year	Since Inception of Classes ADV, I, S, and S2 April 30, 2008
Class ADV	15.37%	(8.34)%
Class I	16.03%	(7.75)%
Class S	15.70%	(8.03)%
Class S2	15.71%	(8.12)%
DJ UBS Commodity Index Total ReturnSM	16.83%	(8.55	)%(1)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Goldman Sachs Commodity Strategy Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. For variable annuity contracts, please call (800) 992-0180 to get performance through the most recent month end. For variable universal life policies, please log on to www.ing.com/us to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	Since inception performance of the index is shown from May 1, 2008.

7

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2010 to December 31, 2010. The Portfolios’ expenses are shown without the imposition of any charges which are, or may be, imposed under your variable annuity contract, variable life insurance policy, qualified pension, or retirement plan. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Portfolio Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2010*	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2010*
BlackRock Inflation Protected Bond
Class ADV	$1,000.00	$1,010.60	1.11%	$5.63	$1,000.00	$1,019.61	1.11%	$5.65
Class I	1,000.00	1,013.80	0.51	2.59	1,000.00	1,022.63	0.51	2.60
Class S	1,000.00	1,012.70	0.76	3.86	1,000.00	1,021.37	0.76	3.87
Goldman Sachs Commodity Strategy(1)
Class ADV	1,000.00	1,287.40	1.55	8.94	1,000.00	1,017.39	1.55	7.88
Class I	1,000.00	1,291.70	0.95	5.49	1,000.00	1,020.42	0.95	4.84
Class S	1,000.00	1,288.50	1.20	6.92	1,000.00	1,019.16	1.20	6.11
Class S2	1,000.00	1,288.80	1.35	7.79	1,000.00	1,018.40	1.35	6.87

*	Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

(1)	The expense ratios noted above for the ING Goldman Sachs Commodity Strategy Portfolio are consolidated and include the expenses of the ING Goldman Sachs Cayman Commodity Strategy Portfolio (Cayman), Ltd. (the “Subsidiary”).

8

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees
ING Investors Trust

We have audited the accompanying statement (or consolidated statement) of assets and liabilities, including the portfolio (or consolidated portfolio) of investments, of ING BlackRock Inflation Protected Bond Portfolio and ING Goldman Sachs Commodity Strategy Portfolio and subsidiary, each a series of ING Investors Trust, as of December 31, 2010, and the related statement (or consolidated statement) of operations for the year then ended, the statements (or consolidated statements) of changes in net assets for each of the years in the two-year period then ended, and the financial highlights (or consolidated financial highlights) for each of the years or periods in the four-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian, transfer agent, and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned portfolios as of December 31, 2010, and the results of their operations, the changes in their net assets, and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 23, 2011

9

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2010

	ING BlackRock Inflation Protected Bond Portfolio	ING Goldman Sachs Commodity Strategy Portfolio(1)
ASSETS:
Investments in securities at value*	$629,151,036	$38,126,845
Short-term investments at value**	81,919,809	56,233,222
Short-term investments at amortized cost	—	4,999,927
Cash	—	14,883,447
Cash collateral for futures	1,334,488	—
Derivatives collateral, at value (Note 3)	—	1,380,000
Foreign currencies at value***	595	—
Receivables:
Investment securities sold	—	12,858,501
Fund shares sold	2,044,648	869
Dividends and interest	3,518,814	132,003
Unrealized appreciation on swap agreements	301,334	—
Prepaid expenses	7,058	1,159
Reimbursement due from manager	50,252	40,569
Total assets	718,328,034	128,656,542

LIABILITIES:
Payable for fund shares redeemed	547,909	1,157,397
Payable for foreign cash collateral for futures****	1,997,941	—
Payable for futures variation margin	—	11,547
Unrealized depreciation on forward foreign currency contracts	1,207,226	—
Unrealized depreciation on swap agreements	594,989	—
Payable to affiliates	370,258	91,859
Payable for trustee fees	2,778	1,776
Other accrued expenses and liabilities	123,797	90,817
Written options, at fair valueˆ	2,446,768	—
Total liabilities	7,291,666	1,353,396
NET ASSETS	$711,036,368	$127,303,146

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$685,729,640	$233,736,900
Undistributed (distributions in excess of) net investment income	(321,843)	22,247,811
Accumulated net realized gain (loss)	27,721,919	(128,485,609)
Net unrealized appreciation or depreciation	(2,093,348)	(195,956)
NET ASSETS	$711,036,368	$127,303,146
_________________
* Cost of investments in securities	$628,943,030	$38,143,065
** Cost of short-term investments	$81,919,809	$56,228,908
*** Cost of foreign currency	$601	$—
**** Cost of payable for foreign cash collateral for futures	$1,966,488	$—
ˆ Premiums received for written options	$2,475,210	$—
(1)  The Statement of Assets and Liabilities for the ING Goldman Sachs Commodity Strategy Portfolio is consolidated and includes the balances of the Subsidiary. Accordingly, all interfund balances have been eliminated.

See Accompanying Notes to Financial Statements

10

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2010 (CONTINUED)

	ING BlackRock Inflation Protected Bond Portfolio	ING Goldman Sachs Commodity Strategy Portfolio(1)
Class ADV:
Net assets	$21,389,541	$3,554,892
Shares outstanding(2)	2,085,368	465,976
Net asset value and redemption price per share	$10.26	$7.63

Class I:
Net assets	$424,889,833	$123,603,166
Shares outstanding(2)	40,805,281	16,012,082
Net asset value and redemption price per share	$10.41	$7.72

Class S:
Net assets	$264,756,994	$142,782
Shares outstanding(2)	25,445,602	18,569
Net asset value and redemption price per share	$10.40	$7.69

Class S2:
Net assets	n/a	$2,306
Shares outstanding(2)	n/a	300
Net asset value and redemption price per share	n/a	$7.69

__________________
(1)  The Statement of Assets and Liabilities for the ING Goldman Sachs Commodity Strategy Portfolio is consolidated and includes the balances of the Subsidiary. Accordingly, all interfund balances have been eliminated.

(2) Unlimited shares authorized, $0.001 par value.

See Accompanying Notes to Financial Statements

11

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2010

	ING BlackRock Inflation Protected Bond Portfolio	ING Goldman Sachs Commodity Strategy Portfolio(1)
INVESTMENT INCOME:
Dividends from affiliates	$10,052	$67,622
Dividends from non-affiliates	—	3,500
Interest	11,254,746	401,760
Total investment income	11,264,798	472,882

EXPENSES:
Investment management fees	2,703,237	761,354
Distribution and service fees:
Class ADV	54,630	4,527
Class S	589,302	62
Class S2	—	8
Transfer agent fees	826	307
Administrative service fees	650,803	108,764
Shareholder reporting expense	79,290	17,645
Professional fees	93,588	172,152
Custody and accounting expense	86,871	23,880
Trustee fees	17,823	3,832
Miscellaneous expense	19,508	13,247
Interest expense	5,425	—
Total expenses	4,301,303	1,105,778
Net waived and reimbursed fees	(357,902)	(139,750)
Net expenses	3,943,401	966,028
Net investment income (loss)	7,321,397	(493,146)

REALIZED AND UNREALIZED GAIN (LOSS) ON:
Net realized gain on:
Investments	22,681,332	12,280,603
Foreign currency related transactions	646,972	—
Futures	(585,150)	(235,750)
Swaps	9,422,745	22,642,352
Written options	1,104,252	—
Net realized gain	33,270,151	34,687,205
Net change in unrealized appreciation or depreciation on:
Investments	(1,326,777)	(13,723,998)
Foreign currency related transactions	(1,395,029)	—
Futures	(1,332,584)	(342,765)
Swaps	(62,183)	—
Written options	(110,791)	—
Net change in unrealized depreciation	(4,227,364)	(14,066,763)
Net realized and unrealized gain	29,042,787	20,620,442
Increase in net assets resulting from operations	$36,364,184	$20,127,296
________________
(1)  The Statement of Operations for the ING Goldman Sachs Commodity Strategy Portfolio is consolidated and includes the balances of the Subsidiary. Accordingly, all interfund balances have been eliminated.

See Accompanying Notes to Financial Statements

12

STATEMENTS OF CHANGES IN NET ASSETS

	ING BlackRock Inflation Protected Bond Portfolio		ING Goldman Sachs Commodity Strategy Portfolio(1)
	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2010	Year Ended December 31, 2009
FROM OPERATIONS:
Net investment income (loss)	$7,321,397	$5,109,516	$(493,146)	$1,801,371
Net realized gain	33,270,151	12,317,755	34,687,205	23,898,073
Net change in unrealized appreciation or depreciation	(4,227,364)	5,970,911	(14,066,763)	8,446,841
Increase in net assets resulting from operations	36,364,184	23,398,182	20,127,296	34,146,285

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(39,766)	(14)	(5,580)	(31)
Class I	(4,725,028)	(4,141,893)	(1,960,178)	(4,182,017)
Class S	(2,618,009)	(1,922,123)	(75)	(37)
Class S2	—	—	(28)	(35)
Net realized gains:
Class ADV	(115,581)	(1)	—	—
Class I	(7,886,658)	(214,031)	—	—
Class S	(5,529,838)	(90,311)	—	—
Total distributions	(20,914,880)	(6,368,373)	(1,965,861)	(4,182,120)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	319,972,960	503,175,260	59,072,449	93,238,466
Reinvestment of distributions	20,914,880	6,368,340	1,965,769	4,182,016
	340,887,840	509,543,600	61,038,218	97,420,482
Cost of shares redeemed	(204,137,441)	(107,095,463)	(21,696,256)	(301,478,287)
Net increase (decrease) in net assets resulting from capital share transactions	136,750,399	402,448,137	39,341,962	(204,057,805)
Net increase (decrease) in net assets	152,199,703	419,477,946	57,503,397	(174,093,640)

NET ASSETS:
Beginning of year	558,836,665	139,358,719	69,799,749	243,893,389
End of year	$711,036,368	$558,836,665	$127,303,146	$69,799,749
Undistributed (distributions in excess of) net investment income at end of year	$(321,843)	$(168,938)	$22,247,811	$1,925,768

_________________
(1)  For the year ended December 31, 2010, the Statement of Changes in Net Assets for the ING Goldman Sachs Commodity Strategy Portfolio is consolidated and includes the balances of the Subsidiary. Accordingly, all interfund balances have been eliminated.

See Accompanying Notes to Financial Statements

13

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions						Ratios to average net assets							Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)	Expenses net of fee waivers and/or recoupments, if any(2)(3)		Expenses net of all reductions/ additions(2)(3)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
ING BlackRock Inflation Protected Bond Portfolio
Class ADV
12-31-10	10.07	0.04	•	0.47	0.51	0.11	0.21	—	0.32	10.26	5.07	1.31	1.11	†	1.11	†	0.36	†	21,390	413
12-31-09	9.33	0.12		0.78	0.90	0.15	0.01	—	0.16	10.07	9.58	1.33	1.18		1.18		1.21		1	305
12-31-08	10.27	0.34		(0.52)	(0.18)	0.36	0.40	—	0.76	9.33	(2.16)	1.33	1.18		1.18		3.44		1	281
04-30-07(4)–12-31-07	10.00	0.29	•	0.32	0.61	0.34	—	—	0.34	10.27	6.27	1.37	1.22		1.22		4.29		1	217
Class I
12-31-10	10.15	0.13		0.46	0.59	0.12	0.21	—	0.33	10.41	5.89	0.56	0.51	†	0.51	†	1.23	†	424,890	413
12-31-09	9.37	0.17	•	0.80	0.97	0.18	0.01	—	0.19	10.15	10.33	0.58	0.58		0.58		1.74		392,010	305
12-31-08	10.30	0.45	•	(0.58)	(0.13)	0.40	0.40	—	0.80	9.37	(1.60)	0.58	0.58		0.58		4.41		139,357	281
04-30-07(4)–12-31-07	10.00	0.32	•	0.34	0.66	0.36	—	—	0.36	10.30	6.82	0.62	0.62		0.62		4.74		212,036	217
Class S
12-31-10	10.16	0.10		0.46	0.56	0.11	0.21	—	0.32	10.40	5.59	0.81	0.76	†	0.76	†	0.96	†	264,757	413
12-31-09	9.42	0.26	•	0.66	0.92	0.17	0.01	—	0.18	10.16	9.73	0.83	0.83		0.83		2.60		166,825	305
12-31-08	10.33	0.36		(0.52)	(0.16)	0.35	0.40	—	0.75	9.42	(1.86)	0.83	0.83		0.83		3.56		1	281
04-30-07(4)–12-31-07	10.00	0.31		0.34	0.65	0.32	—	—	0.32	10.33	6.66	0.87	0.87		0.87		4.63		1	217
ING Goldman Sachs Commodity Strategy Portfolio(5)
Class ADV
12-31-10	6.74	(0.07	)•	1.08	1.01	0.12	—	—	0.12	7.63	15.37	1.86	1.57		1.57		(1.07)		3,555	213
12-31-09	5.58	0.00	*	1.26	1.26	0.10	—	—	0.10	6.74	23.03	1.66	1.49		1.49		0.01		2	265
04-28-08(4)–12-31-08	10.00	0.08	•	(4.50)	(4.42)	—	—	—	—	5.58	(44.20)	1.64	1.49	†	1.49	†	1.43	†	2	243
Class I
12-31-10	6.78	(0.03	)•	1.09	1.06	0.12	—	—	0.12	7.72	16.03	1.11	0.97		0.97		(0.40)		123,603	213
12-31-09	5.60	0.06	•	1.26	1.32	0.14	—	—	0.14	6.78	24.03	0.91	0.89		0.89		1.06		69,794	265
04-28-08(4)–12-31-08	10.00	0.11	•	(4.51)	(4.40)	—	—	—	—	5.60	(44.00)	0.89	0.89	†	0.89	†	2.05	†	243,888	243
Class S
12-31-10	6.76	(0.05	)•	1.08	1.03	0.10	—	—	0.10	7.69	15.70	1.36	1.22		1.22		(0.72)		143	213
12-31-09	5.59	0.02		1.27	1.29	0.12	—	—	0.12	6.76	23.60	1.16	1.14		1.14		0.36		2	265
04-28-08(4)–12-31-08	10.00	0.11	•	(4.52)	(4.41)	—	—	—	—	5.59	(44.10)	1.14	1.14	†	1.14	†	1.83	†	2	243
Class S2
12-31-10	6.75	(0.05)		1.08	1.03	0.09	—	—	0.09	7.69	15.71	1.61	1.37		1.37		(0.76)		2	213
12-31-09	5.58	0.02		1.27	1.29	0.12	—	—	0.12	6.75	23.49	1.41	1.29		1.29		0.32		2	265
04-28-08(4)–12-31-08	10.00	0.09	•	(4.51)	(4.42)	—	—	—	—	5.58	(44.20)	1.39	1.29	†	1.29	†	1.63	†	2	243

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(2)	Annualized for periods less than one year.

(3)	Expense ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage commission recapture arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor but prior to reductions from brokerage commission recapture arrangements or other expense offset arrangements. Expenses net of all reductions/ additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.

(4)	Commencement of operations.

(5)	For the year ended December 31, 2010, the financial highlights are consolidated and include the balances of the Subsidiary. All interfund transfers have been eliminated.

•	Calculated using average number of shares outstanding throughout the period.

†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income or loss ratio.

*	Amount is less than $0.005.

See Accompanying Notes to Financial Statements

14

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2010

NOTE 1 — ORGANIZATION

ING Investors Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act” or “Act”) as an open-end management investment company. The Trust was organized as a Massachusetts business trust on August 3, 1988 with an unlimited number of shares of beneficial interest with a par value of $0.001 each. The Trust consists of fifty-one active separate investment series. There are two series included in this report (each a “Portfolio” and collectively, the “Portfolios”) and they are: ING BlackRock Inflation Protected Bond Portfolio (“BlackRock Inflation Protected Bond”), and ING Goldman Sachs Commodity Strategy Portfolio (“Goldman Sachs Commodity Strategy”).

BlackRock Inflation Protected Bond and Goldman Sachs Commodity Strategy are non-diversified Portfolios. BlackRock Inflation Protected Bond is authorized to offer three classes of shares Adviser (“ADV”), Institutional (“I”), and Service (“S”) and Goldman Sachs Commodity Strategy is authorized to offer four classes of shares ADV, I, S, and Service 2 (“S2”). Each class has equal rights as to class and voting privileges. The classes differ principally in the applicable distribution and shareholder service fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a Portfolio and earn income and realized gains/losses from the Portfolio pro rata based on the average daily net assets of each class, without distinction between share classes. Expenses that are specific to a portfolio or a class are charged directly to that portfolio or class. Other operating expenses shared by several portfolios are generally allocated among those portfolios based on average net assets. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if applicable.

Each Portfolio’s shares may be offered to variable annuity and variable life insurance separate accounts, qualified pension and retirement plans outside the separate account context, custodial accounts, certain investment advisers and their affiliates in connection with the creation or management of the Portfolios and certain other investment management companies.

Directed Services LLC serves as the investment adviser (“DSL” or the “Investment Adviser”) to the Portfolios. ING Funds Services, LLC serves as the administrator (“IFS” or the “Administrator”) for the Portfolios. ING Investments Distributor, LLC (“IID” or the “Distributor”) serves as the principal underwriter to the Portfolios.

The Investment Adviser, IFS and IID are indirect, wholly-owned subsidiaries of ING Groep N.V. (“ING Groep”). ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services.

ING Groep has adopted a formal restructuring plan that was approved by the European Commission in November 2009 under which the ING life insurance businesses, including the retirement services and investment management businesses, which include the Investment Adviser and its affiliates, would be divested by ING Groep by the end of 2013. While there can be no assurance that it will be carried out, the restructuring plan presents certain risks, including uncertainty about the effect on the businesses of the ING entities that service the Portfolios and potential termination of the Portfolios’ existing advisory agreement, which may trigger the need for shareholder approval of new agreements.

The Trust is also an investment medium for contracts offered by the Security Equity Life Insurance Company, not an affiliate of ING and other non-affiliated life insurance companies.

NOTE 2 — INVESTMENT IN THE SUBSIDIARY

The Subsidiary, a Cayman Islands exempted company, was incorporated on April 12, 2010 and is a wholly-owned subsidiary of Goldman Sachs Commodity Strategy. The Subsidiary acts as an investment vehicle for Goldman Sachs Commodity Strategy in order to effect certain investments on behalf of Goldman Sachs Commodity Strategy. Goldman Sachs Commodity Strategy is the sole shareholder of the Subsidiary pursuant to a subscription agreement dated as of July 26, 2010, and it is intended that Goldman Sachs Commodity Strategy will remain the sole shareholder and will continue to control the Subsidiary. All interfund balances and transactions have been eliminated in consolidation. As of December 31, 2010, the Goldman Sachs Commodity Strategy held $29,087,272 in the Subsidiary, representing 22.8% of Goldman Sachs Commodity Strategy’s net assets. The Subsidiary has separate agreements with the Investment Adviser, sub-adviser, and Administrator. The Subsidiary also pays other expenses, including transfer agency and custody fees.

15

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

NOTE 3 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Such policies are in conformity with U.S. generally accepted accounting principles for investment companies.

For Goldman Sachs Commodity Strategy and the Subsidiary, the financial statements have been consolidated and include both accounts.

A.  Security Valuation. All investments in securities are recorded at their estimated fair value, as described below. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ are valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities with more than 60 days to maturity are valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as yields, maturities, liquidity, ratings and traded prices in similar or identical securities. Investments in open-end mutual funds are valued at net asset value. Investments in securities of sufficient credit quality maturing in 60 days or less are valued at amortized cost which approximates fair value.

Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of fair market value obtained from yield data relating to investments or securities with similar characteristics. U.S. government obligations are valued by using market quotations or independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values, as defined by the 1940 Act, and as determined in good faith by or under the supervision of the Portfolios’ Board of Trustees (“Board”), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Portfolio calculates its net asset value (“NAV”) may also be valued at their fair values, as defined by the 1940 Act, and as determined in good faith by or under the supervision of the Board, in accordance with methods that are specifically authorized by the Board. All such fair valuations are made in accordance with valuation procedures of the Portfolios (the “Valuation Procedures”) which have been approved by the Board. The valuation techniques applied in any specific instance are set forth in the Valuation Procedures and may vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Portfolios related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies’ securities. The value of a foreign security traded on an exchange outside the United States is generally based on its price on the principal foreign exchange where it trades as of the time a Portfolio determines its NAV or if the foreign exchange closes prior to the time a Portfolio determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the New York Stock Exchange (“NYSE”) is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of a Portfolio’s NAV may not take place contemporaneously with the determination of the prices of securities held by a Portfolio in foreign securities markets. Further, the value of a Portfolio’s assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of a Portfolio. In calculating a Portfolio’s NAV, foreign securities denominated in foreign currency are converted to U.S. dollar equivalents. If a significant event which is likely to impact the value of one or more foreign securities held by a Portfolio occurs after the time at which the foreign market for such security(ies) closes but before the time that a Portfolio’s NAV is calculated on any business day, such event may be taken into account in determining the fair value of such security(ies) at the time a Portfolio calculates its net asset value. For these purposes, significant events after the close of trading on a foreign market may include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other

16

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

NOTE 3 — SIGNIFICANT ACCOUNTING POLICIES (continued)

disasters, and political and other events. Among other elements of analysis, the Board has authorized the use of one or more research services to assist with the determination of the fair value of foreign securities in light of significant events. Research services use statistical analyses and quantitative models to help determine fair value as of the time a Portfolio calculates its net asset value. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment, and the fair value assigned to a security may not represent the actual value that a Portfolio could obtain if it were to sell the security at the time of the close of the NYSE. The price of silver and gold bullion is determined by measuring the mean between the closing bid and asked quotations of silver and gold bullion set at the time of the close of the NYSE, as supplied by a Portfolio’s custodian bank or other broker-dealers or banks approved by the Trust, on each date that the NYSE is open for business.

Fair value is defined as the price that the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each investment asset or liability of the Portfolios is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the adviser’s or sub-adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality which are valued at amortized cost, which approximates fair value, are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Portfolios’ investments under these levels of classification is included following the Portfolios of Investments.

For the year ended December 31, 2010, there have been no significant changes to the fair valuation methodologies.

B.  Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Portfolios. Premium amortization and discount accretion are determined by the effective yield method.

C.  Foreign Currency Translation. The books and records of the Portfolios are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Portfolios do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolios’ books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and the U.S. government. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

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NOTE 3 — SIGNIFICANT ACCOUNTING POLICIES (continued)

D.  Distributions to Shareholders. Net investment income dividends and net capital gains distributions, if any, for Goldman Sachs Commodity Strategy will be declared and paid annually. BlackRock Inflation Protected Bond distributes net investment income monthly and distributes net capital gains annually. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

E.  Federal Income Taxes. It is the policy of the Portfolios to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of each Portfolio’s tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expired.

F.  Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

G.  Risk Exposures and the use of Derivative Instruments. The Portfolios’ investment objectives permit the Portfolios to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, a Portfolio will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to market risk factors. This may allow a Portfolio to pursue its objectives more quickly, and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Market Risk Factors. In pursuit of its investment objectives, a Portfolio may seek to use derivatives to increase or decrease its exposure to the following market risk factors:

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer durations, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter durations.

Risks of Investing in Derivatives. A Portfolio’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where a Portfolio is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by a Portfolio, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of a Portfolio to purchase or sell a portfolio security at a time that otherwise would be favorable or

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NOTE 3 — SIGNIFICANT ACCOUNTING POLICIES (continued)

the possible need to sell a portfolio security at a disadvantageous time because the Portfolio is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments. Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and a Portfolio. Associated risks are not the risks that a Portfolio is attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that a Portfolio will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to a Portfolio. Associated risks can be different for each type of derivative and are discussed by each derivative type in the following notes.

Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to a Portfolio. Each Portfolio’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. A Portfolio intends to enter into financial transactions with counterparties that they believe to be creditworthy at the time of the transaction. To reduce this risk, a Portfolio has entered into master netting arrangements, established within each Portfolio’s International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain over-the-counter (“OTC”) derivative and forward foreign currency contracts, entered into by a Portfolio and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.

A Portfolio may also enter into collateral agreements with certain counterparties to further mitigate counterparty risk on OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to or from a Portfolio is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.

At December 31, 2010, the maximum amount of loss that BlackRock Inflation Protected Bond would incur if the counterparties to its derivative transactions failed to perform would be $301,334 which represents the gross payments to be received by the Portfolios on open swap transactions were they to be unwound as of December 31, 2010. At December 31, 2010, Goldman Sachs Commodity Strategy had posted $1,380,000 in cash collateral for open OTC transactions.

Each Portfolio has credit related contingent features that if triggered would allow its derivative counterparties to close out and demand payment or additional collateral to cover their exposure from a Portfolio. Credit related contingent features are established between each Portfolio and their derivatives counterparties to reduce the risk that a Portfolio will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in a Portfolio’s net assets and or a percentage decrease in a Portfolio’s NAV, which could cause a Portfolio to accelerate payment of any net liability owed to the counterparty. The contingent features are established within each Portfolio’s Master Agreements.

At December 31, 2010, BlackRock Inflation Protected Bond had a net liability position of $4,248,983 on open swaps, forward foreign currency contracts and written interest rate swaptions with credit related contingent features. If a contingent feature would have been triggered as of December 31, 2010, the Portfolio could have been required to pay this amount in cash to its counterparties. As of December 31, 2010, no collateral had been pledged or received by the Portfolio for open OTC derivative transactions.

H.  Forward Foreign Currency Contracts. A Portfolio may enter into forward foreign currency contracts primarily to hedge against foreign currency exchange rate risks on their non-U.S. dollar denominated investment securities. When entering into a forward foreign currency contract, a Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and a Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the

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NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

NOTE 3 — SIGNIFICANT ACCOUNTING POLICIES (continued)

reporting date, is included in the Statements of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statements of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statements of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Open forward foreign currency contracts are presented following the Summary Portfolio of Investments for BlackRock Inflation Protected Bond. Goldman Sachs had no open forward currency contracts at December 31, 2010.

For the year ended December 31, 2010, BlackRock Inflation Protected Bond has entered into forward foreign currency contracts with the obligation to buy and sell specified foreign currencies in the future at a currently negotiated forward rate in order to increase or decrease exposure to foreign exchange rate risk. The Portfolio uses forward foreign currency contracts primarily to protect its non-U.S. dollar-denominated holdings from adverse currency movements and to gain exposure to currencies for the purposes of risk management or enhanced return.

During the year ended December 31, 2010, BlackRock Inflation Protected Bond had average contract amounts on forward foreign currency contracts to buy and sell of $159,056 and $73,053,016, respectively.

I.  Futures Contracts. Each Portfolio may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. Each Portfolio may buy and sell futures contracts. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Portfolios assets are valued.

Upon entering into a futures contract, each Portfolio is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolios each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. Open futures contracts are reported on a table following the Portfolios of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are footnoted in the Portfolios of Investments. Cash collateral held by the broker to cover initial margin requirements on open futures contracts are noted in each Portfolio’s Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in each Portfolio’s Statement of Operations. Realized gains (losses) are reported in each Portfolio’s Statement of Operations at the closing or expiration of futures contracts.

At December 31, 2010, BlackRock Inflation Protected Bond has posted U.S. Treasury Inflation Indexed Protected Securities with a par value of $2,880,000 with the broker as collateral for open futures contracts.

Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the year ended December 31, 2010, BlackRock Inflation Protected Bond and Goldman Sachs Commodity Strategy have both purchased and sold futures contracts on various bonds and notes as part of their respective duration strategy. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where a Portfolio is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of a Portfolio’s securities. With futures, there is minimal counterparty credit risk to the Portfolios since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

During the year ended December 31, 2010, the Portfolios had average notional values on futures contracts purchased and sold as disclosed below:

	Purchased	Sales
BlackRock Inflation Protected Bond	$83,080,571	$213,395,716
Goldman Sachs Commodity Strategy	6,200,352	16,504,484

J.  Options Contracts. The Portfolios may purchase put and call options and may write (sell) put options and covered call options. The Portfolios may engage in option transactions as a hedge against adverse movements in the value of portfolio holdings or to increase market exposure. Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. An amount equal to the premium received by the Portfolios upon the writing of a put or call option is included in the Statements of Assets and Liabilities as a liability which is subsequently marked-to-market until it is exercised or closed, or it expires. The Portfolios will realize a gain or loss upon the

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NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

NOTE 3 — SIGNIFICANT ACCOUNTING POLICIES (continued)

expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements. The risk in writing a covered call option is that the Portfolios give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Portfolios may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolios pay a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

During the year ended December 31, 2010, BlackRock Inflation Protected Bond has purchased options on exchange-traded futures contracts to manage its duration strategy. There were no open purchased options on exchange-traded futures at December 31, 2010.

During the year ended December 31, 2010, BlackRock Inflation Protected Bond has purchased swaptions on interest rate swaps to manage its duration strategy. There were no open purchased swaptions at December 31, 2010.

During the year ended December 31, 2010, BlackRock Inflation Protected Bond has written options on exchange-traded futures contracts to generate income. There were no open written options on exchange-traded futures at December 31, 2010.

During the year ended December 31, 2010, BlackRock Inflation Protected Bond has written swaptions on interest rate swaps to generate income. Please refer to the table following the Portfolio of Investments for open interest rate swaptions at December 31, 2010.

Please refer to Note 10 for the volume of both purchased and written option activity during the year ended December 31, 2010.

K.  Swap Agreements. The Portfolios may enter into swap agreements. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other at specified future intervals based on the return of an asset (such as a stock, bond or currency) or non-asset reference (such as an interest rate or index). The swap agreement will specify the “notional” amount of the asset or non-asset reference to which the contract relates. Subsequent changes in market value, if any, are calculated based upon changes in the performance of the asset or non-asset reference multiplied by the notional value of the contract. A Portfolio may enter into credit default, interest rate, total return and currency swaps to manage its exposure to credit, currency and interest rate risk. All outstanding swap agreements for BlackRock are reported following the Portfolio of Investments. All outstanding swap agreements for Goldman Sachs Commodity Strategy are reported following the Consolidated Portfolio of Investments.

Swaps are marked to market daily using quotations primarily from third party pricing services, counterparties or brokers. The value of the swap contract is recorded on each Portfolio’s Statements of Assets or Liabilities. During the term of the swap, changes in the value of the swap, if any, are recorded as unrealized gains or losses on the Statements of Operations. Upfront payments paid or received by a Portfolio when entering into the agreements are reported on the Statement of Assets and Liabilities and as a component of the changes in unrealized gains or losses on the Statements of Operations. These upfront payments represent the amounts paid or received when initially entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and the prevailing market conditions. The upfront payments are included as a component in the realized gains or losses on each Portfolio’s Statement of Operations upon termination or maturity of the swap. A Portfolio also records net periodic payments paid or received on the swap contract as a realized gain or loss on the Statements of Operations.

Entering into swap agreements involves the risk that the maximum potential loss of an investment exceeds the current value of the investment as reported on each Portfolio’s Statement of Assets and Liabilities. Other risks involve the possibility that the counterparty to the agreements may default on its obligation to perform, that there will be no liquid market for these investments and that unfavorable changes in the market will have a negative impact on the value of the index or securities underlying the respective swap agreement.

Interest Rate Swap Contracts. An interest rate swap involves the agreement between counterparties to exchange periodic payments based on interest rates. One payment will be based on a floating rate of a specified interest rate while the other will be a fixed rate. Risks involve the future fluctuations of interest

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NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

NOTE 3 — SIGNIFICANT ACCOUNTING POLICIES (continued)

rates in which a Portfolio may make payments that are greater than what a Portfolio received from the counterparty. Other risks include credit, liquidity and market risk.

For the year ended December 31, 2010, BlackRock Inflation Protected Bond has entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate (“Long interest rate swap”) in order to increase exposure to interest rate risk. Average notional amounts on long interest rate swaps were $69,360,000.

For the year ended December 31, 2010, BlackRock Inflation Protected Bond has entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate (“Short interest rate swap”) in order to decrease exposure to interest rate risk. Average notional amounts on short interest rate swaps were $70,820,000.

BlackRock Inflation Protected Bond enters into interest rate swaps to adjust interest rate and yield curve exposures and to substitute for physical fixed-income securities. Please refer to the table following the Portfolio of Investments for open interest rate swaps at December 31, 2010.

Total Return Swap Contracts. A total return swap involves the agreement between counterparties to exchange periodic payments based on an asset (such as a basket of securities) or non-asset (such as an index) reference. The periodic payments or cash flows, are usually based on the non-asset reference versus the total return or the asset-based reference. The asset-based reference generally includes unrealized appreciation or depreciation and to the extent that the total return falls short of or exceeds the non-asset reference, a Portfolio will make or receive a payment to the counterparty. Risks of total return swaps include credit, liquidity and market risks.

Total return swap contracts are exposed to the market risk factor of the specific underlying financial instrument, or instruments. Total return swaps are less standard in structure than other types of swaps and can isolate and, or, include multiple types of market risk factors including equity risk, credit risk, and interest rate risk.

For the year ended December 31, 2010, BlackRock Inflation Protected Bond has entered into total return swaps to increase exposure to the interest rate risk of various indices. These total return swaps require the fund to pay, or receive payments, to, or from, the counterparty based on the movement of interest rate spreads of the related indices. BlackRock Inflation Protected Bond enters into total return swaps as part of its duration and inflation strategy. For the year ended December 31, 2010, BlackRock Inflation Protected Bond had an average notional amount of $183,256,546 on total return swaps.

For the year ended December 31, 2010, Goldman Sachs Commodity Strategy has entered into total return swaps on various commodity-linked indices to gain exposure to the investment return of assets that trade in the commodity markets, without investing directly in physical commodities. To the extent the return of the commodity index exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment or make a payment to the counterparty, respectively. For the year ended December 31, 2010, Goldman Sachs Commodity Strategy had an average notional amount of $48,931,342 on total return swaps.

L.  Inflation-Indexed Bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of US Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

M.  Sales Commitments. Sale commitments involve commitments to sell fixed income securities where the unit price and the estimated principal amount are established upon entering into the contract, with the actual principal amount being within a specified range of the estimate. A Portfolio will enter into sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of sale commitments are not received until the contractual settlement date. During the time a sale commitment is outstanding, except for delayed delivery transactions, the Portfolio will maintain, in a segregated account, cash or marketable securities in an amount sufficient to meet the purchase price. Unsettled sale commitments are valued at current market value of the underlying securities. If the sale commitment is closed through the acquisition of an offsetting purchase commitment, the Portfolio realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If a Portfolio delivers securities under the commitment, a Portfolio realizes a gain or

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NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

NOTE 3 — SIGNIFICANT ACCOUNTING POLICIES (continued)

loss from the sale of the securities, based upon the unit price established at the date the commitment was entered into. There were no sales commitments outstanding at year end.

N.  Securities Lending. The Portfolios have the option to temporarily loan up to 33-1/3% of their total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. The borrower is required to fully collateralize the loans with cash or U.S. government securities. Generally, in the event of counterparty default, a Portfolio has the right to use collateral to offset losses incurred. There would be potential loss to a Portfolio in the event the Portfolio is delayed or prevented from exercising its right to dispose of the collateral. A Portfolio bears the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Portfolio.

O.  Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.

NOTE 4 — INVESTMENT TRANSACTIONS

For the year ended December 31, 2010, the cost of purchases and the proceeds from the sales of securities, excluding U.S. government and short-term securities, were as follows:

	Purchases	Sales
BlackRock Inflation Protected Bond	$224,827,035	$175,851,940
Goldman Sachs Commodity Strategy	48,437,630	60,587,469

U.S. government securities not included above were as follows:

	Purchases	Sales
BlackRock Inflation Protected Bond	$2,412,095,668	$2,317,695,620
Goldman Sachs Commodity Strategy	57,977,733	42,861,969

NOTE 5 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

BlackRock Inflation Protected Bond and Goldman Sachs Commodity Strategy, have entered into an investment management agreement (“Investment Management Agreement”) with DSL.

The Investment Management Agreement compensates DSL with a fee, computed daily and payable monthly, each based on the average daily net assets of each Portfolio, at the following annual rates:

Portfolio	Fee
BlackRock Inflation Protected Bond	0.45% of the first $200 million; 0.40% of the next $800 million; 0.30% of the amount in excess of $1 billion
Goldman Sachs Commodity Strategy	0.70% of the first $1 billion; 0.65% of the amount in excess of $1 billion

During the period, ING Portfolios were permitted to invest end-of-day cash balances into ING Institutional Prime Money Market Fund. Investment management fees paid by the Portfolios were reduced by an amount equal to the management fees paid indirectly to the ING Institutional Prime Money Market Fund with respect to assets invested by the Portfolios. These fees are not subject to recoupment. For the year ended December 31, 2010, the Investment Adviser for BlackRock Inflation Protected Bond and Goldman Sachs Commodity Strategy waived $822 and $29,134, respectively, of such management fees.

Effective December 20, 2010, ING Institutional Prime Money Market Fund was liquidated. As a result of this liquidation, the Portfolios will no longer invest end-of-day cash balances into ING Institutional Prime Money Market Fund.

IFS acts as administrator and provides certain administrative and shareholder services necessary for the Portfolios’ operations, and is responsible for the supervision of other service providers. For its services, the Administrator is entitled to receive from these Portfolios a fee at an annual rate of 0.10% of each Portfolio’s average daily net assets.

The Subsidiary of Goldman Sachs Commodity Strategy has entered into separate contracts with the Investment Adviser and Administrator for the management and administration of the Subsidiary’s portfolio. Under these agreements, the Cayman Subsidiary will pay, as a percentage of its total assets: (a) a management fee computed at an annual rate of 0.70% on the first $1 billion in assets and 0.65% on assets over $1 billion; and (b) an administrative services fee computed at an annual rate of 0.10%. The Investment Adviser has agreed to waive the fees received from the Subsidiary in an amount equal to the management fee paid by the Subsidiary to the Investment Adviser. For the year ended December 31, 2010, the Investment Adviser waived $67,628 of such fees. This waiver may not be terminated by the Investment Adviser and will remain in effect for as long as the investment management agreement with the Subsidiary

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NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

NOTE 5 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES (continued)

remains in place. Fees waived are not eligible for recoupment.

The Trust and DSL have entered into portfolio management agreements with each sub-adviser. These sub-advisers provide investment advice for the various Portfolios and are paid by the Investment Adviser based on the average daily net assets of the respective Portfolios. The sub-advisers of each of the Portfolios are as follows:

Portfolio	Sub-Adviser
BlackRock Inflation Protected Bond	BlackRock Financial Management, Inc.
Goldman Sachs Commodity Strategy and Subsidiary	Goldman Sachs Asset Management, L.P.

In placing equity security transactions, each sub-adviser is required to use its best efforts to choose a broker capable of providing brokerage services necessary to obtain the best execution for each transaction. Subject to this requirement, a sub-adviser may allocate equity security transactions through certain designated broker-dealers. Some of these broker-dealers participate in commission recapture programs that have been established for the benefit of the Portfolios. Under these programs, the participating broker-dealers will return to a Portfolio a portion of the brokerage commissions (in the form of a credit to a Portfolio) paid to the broker-dealers to pay certain expenses of a Portfolio. These commission recapture payments benefit the Portfolios and not the portfolio manager or sub-adviser. Any amount credited to a Portfolio is reflected as brokerage commission recapture in the Statements of Operations. For the year ended December 31, 2010, the Portfolios did not receive brokerage commission recapture.

NOTE 6 — DISTRIBUTION AND SERVICE FEE

The Trust has entered into a Shareholder Service Plan (the “Plan”) for the Class S and Class S2 shares of the respective Portfolios. The Agreement compensates IID for the provision of shareholder services and/or account maintenance services to direct or indirect beneficial owners of Class S and Class S2 shares. Under the Plan, each Portfolio makes payments to IID at an annual rate of 0.25% of the Portfolio’s average daily net assets attributable to Class S and Class S2, respectively. Goldman Sachs Commodity Strategy has entered into a Rule 12b-1 Distribution Plan (the “Class S2 Plan”) with IID on behalf of the Class S2 shares of Goldman Sachs Commodity Strategy. The Class S2 Plan provides that the Class S2 shares shall pay a 12b-1 distribution fee, for distribution services including payments to IID at an annual rate of 0.25% of the average daily net assets. IID has contractually agreed to waive a portion of its fee equal to 0.10% of the average daily net assets attributable to Class S2 of the Goldman Sachs Commodity Strategy, so that the actual fee paid by Goldman Sachs Commodity Strategy is an annual rate of 0.15%. The expense waiver will continue through at least May 1, 2011.

Each Class ADV shares of the respective Portfolios have a Rule 12b-1 Service and Distribution Plan. Class ADV shares pay IID a service fee of 0.25% and a distribution fee of 0.50% of each Portfolio’s average daily net assets attributable to Class ADV shares. IID has contractually agreed to waive 0.15% of the Portfolios’ average daily net assets attributable to Class ADV shares so that the actual fee paid by a Portfolio is a rate of 0.35%. The expense waiver will continue through at least May 1, 2011.

NOTE 7 — EXPENSE LIMITATION AGREEMENTS

The Investment Adviser has entered into written expense limitation agreements with each of the Portfolios, whereby the Investment Adviser has agreed to limit expenses, excluding interest, taxes, brokerage commissions, extraordinary expenses and certain acquired fund fees and expenses to the levels listed below:

	Class ADV	Class I	Class S	Class S2
BlackRock Inflation Protected Bond(1)	1.23%	0.63%	0.88%	n/a
Goldman Sachs Commodity Strategy(2)	1.55%	0.95%	1.20%	1.35%

(1)	Effective March 15, 2010, pursuant to a side agreement, the Adviser has agreed to waive a portion of the advisory fee so that the expense limits for BlackRock Inflation Protected Bond are 1.10%, 0.50% and 0.75% for Class ADV, Class I and Class S, respectively. This waiver will continue until May 1, 2011. There is no guarantee that this waiver will continue after that date. Fees waived pursuant to this side agreement shall not be eligible for recoupment.

(2)	The expense levels listed above include the administrative fee payable to the Administrator for services rendered for the Subsidiary and exclude other investment-related costs with respect to the Subsidiary.

The Investment Adviser may, at a later date, recoup from a Portfolio management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Portfolio’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees by, and any recoupment to the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations for each Portfolio.

24

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

NOTE 7 — EXPENSE LIMITATION AGREEMENTS (continued)

As of December 31, 2010, the amounts of waived and reimbursed fees that are subject to possible recoupment by the Investment Advisers and the related expiration dates are as follows:

	December 31,
	2011	2012	2013	Total
Goldman Sachs Commodity Strategy	$—	$—	$40,569	$40,569

The expense limitation agreements are contractual and shall renew automatically unless the Investment Adviser provides written notice of the termination of the expense limitation agreement within 90 days of the end of the then current term.

NOTE 8 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

The Trust has adopted a Deferred Compensation Plan (the “Plan”), which allows eligible non-affiliated trustees as described in the Plan to defer the receipt of all or a portion of the trustees fees payable. Amounts deferred are treated as though invested in various “notional” funds advised by DSL until distribution in accordance with the Plan.

At December 31, 2010, the following ING Portfolios or indirect, wholly-owned subsidiaries of ING Groep owned more than 5% of the following Portfolios:

Subsidiary	Portfolio	Percentage (%)
ING Retirement Conservative	BlackRock Inflation Protected Bond	16.65%
ING Retirement Moderate	BlackRock Inflation Protected Bond	35.70%
ING USA Annuity and Life Insurance	BlackRock Inflation Protected Bond	35.89%
ING Solution 2015	BlackRock Inflation Protected Bond	5.76%
	Goldman Sachs Commodity Strategy	19.18%
ING Solution 2025	Goldman Sachs Commodity Strategy	29.79%
ING Solution 2035	Goldman Sachs Commodity Strategy	25.36%
ING Solution 2045	Goldman Sachs Commodity Strategy	16.26%
ING Solution Income	Goldman Sachs Commodity Strategy	5.55%

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control. Therefore, because the Portfolios have a common owner that owns over 25% of the outstanding securities of the Portfolios, they may be deemed to be affiliates of each other. Investment activities of these shareholders could have a material impact on the Portfolios.

At December 31, 2010, the Portfolios had the following amounts recorded as payable to affiliates on the accompanying Statements of Assets and Liabilities (see Notes 4 and 5):

Portfolio	Accrued Investment Management Fees	Accrued Administrative Fees	Accrued Shareholder Service and Distribution Fees	Total
BlackRock Inflation Protected Bond	$245,390	$59,224	$65,644	$370,258
Goldman Sachs Commodity Strategy	76,995	13,423	1,441	91,859

NOTE 9 — LINE OF CREDIT

Each Portfolio, in addition to certain other funds managed by the Investment Adviser, has entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with the Bank of New York Mellon for an aggregate amount of $125,000,000. The proceeds may be used to: (1) temporarily finance the purchase and sale of securities; and (2) finance the redemption of shares of an investor in the Portfolio. Each Portfolio pays a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.

Generally, borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.

The following Portfolio utilized the line of credit during the year ended December 31, 2010 as follows:

	Days Utilized	Average Balance	Weighted Rate
BlackRock Inflation Protected Bond	4	$34,380,000	1.44%

25

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

NOTE 10 — PURCHASED AND WRITTEN OPTIONS

Transactions in purchased interest rate swaptions for BlackRock Inflation Protected Bond during the year ended December 31, 2010 were as follows:

	USD Notional	Cost
Balance at 12/31/09	—	$—
Options Purchased	34,200,000	536,940
Options Terminated in Closing Sell Transactions	(34,200,000)	(536,940)
Options Expired
Balance at 12/31/10	—	$—

Transactions in purchased options on exchange-traded futures contracts for BlackRock Inflation Protected Bond during the year ended December 31, 2010 were as follows:

	Number of Contracts	Cost
Balance at 12/31/09	853	$365,127
Options Purchased	1,108	267,934
Options Terminated in Closing Sell Transactions	(1,059)	(432,628)
Options Expired	(902)	(200,433)
Balance at 12/31/10	—	$—

Transactions in written interest rate swaptions for BlackRock Inflation Protected Bond during the year ended December 31, 2010 were as follows:

	USD Notional	Premiums Received
Balance at 12/31/09	14,000,000	$703,500
Options Written	82,000,000	2,587,560
Options Terminated in Closing Purchase Transactions	(10,700,000)	(51,360)
Options Expired	(24,700,000)	(764,490)
Balance at 12/31/10	60,600,000	$2,475,210

Transactions in written options on exchange-traded futures contracts for BlackRock Inflation Protected Bond during the year ended December 31, 2010 were as follows:

	Number of Contracts	Premiums Received
Balance at 12/31/09	853	$210,648
Options Written	562	287,798
Options Terminated in Closing Purchase Transactions	(1,222)	(373,179)
Options Expired	(193)	(125,267)
Balance at 12/31/10	—	$—

NOTE 11 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	($)	($)	($)	($)
BlackRock Inflation Protected Bond
Class ADV
12-31-10	2,089,454	15,300	(19,486)	2,085,268	21,577,632	155,347	(200,019)	21,532,960
12-31-09	—	—	(1)	(1)	—	—	(10)	(10)
Class I
12-31-10	9,853,892	1,226,421	(8,910,409)	2,169,904	101,903,287	12,611,686	(92,607,459)	21,907,514
12-31-09	32,023,891	430,733	(8,693,985)	23,760,639	319,891,101	4,355,924	(84,812,523)	239,434,502
Class S
12-31-10	18,933,973	792,523	(10,707,355)	9,019,141	196,492,041	8,147,847	(111,329,963)	93,309,925
12-31-09	18,434,920	198,939	(2,207,499)	16,426,360	183,284,159	2,012,416	(22,282,930)	163,013,645
Goldman Sachs Commodity Strategy
Class ADV
12-31-10	470,517	884	(5,725)	465,676	3,229,023	5,546	(43,301)	3,191,268
12-31-09	—	—	(1)	(1)	—	—	(6)	(6)
Class I
12-31-10	8,513,964	322,610	(3,117,231)	5,719,343	55,670,778	1,960,178	(21,602,610)	36,028,346
12-31-09	15,766,067	748,125	(49,810,392)	(33,296,200)	93,238,466	4,182,016	(301,478,269)	(204,057,787)
Class S
12-31-10	25,477	6	(7,214)	18,269	172,648	45	(50,345)	122,348
12-31-09	—	—	(1)	(1)	—	—	(6)	(6)
Class S2
12-31-10	—	—	—	—	—	—	—	—
12-31-09	—	—	(1)	(1)	—	—	(6)	(6)

26

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

NOTE 12 — SECURITIES LENDING

Under an agreement with The Bank of New York Mellon (“BNY”), the Portfolios may lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the close of business of the Portfolios at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Portfolios on the next business day. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the “Agreement”). The Portfolios bear the risk of loss with respect to the investment of collateral. Currently, the cash collateral is invested in the BNY Mellon Overnight Government Fund (formerly, The BNY Institutional Cash Reserves Fund — Series A) and the BNY Institutional Cash Reserves Fund — Series B (“BICR — Series B”), each a series within the BNY Institutional Cash Reserves Trust (collectively, the “BICR Fund”). BNY serves as investment manager, custodian and operational trustee of the BICR Fund. As of December 31, 2010, and throughout the period covered by this report, the BICR Fund held certain defaulted securities issued by Lehman Brothers Holdings, Inc. (the “Lehman Securities”). The Lehman Securities have market values significantly below amortized cost. On May 22, 2009, the Portfolios agreed to the terms of a capital support agreement (the “Capital Support Agreement”) extended by The Bank of New York Mellon Corporation (“BNYC”), an affiliated company of BNY, for the Lehman Securities held by BICR — Series B. Under the terms of the Capital Support Agreement, BNYC will support the value of the Lehman Securities up to 80% of the par value (the remaining 20% of the par value represents an unrealized loss to the Funds) and subject, in part, to the Portfolios’ continued participation in the BNY securities lending program through September 15, 2011. At September 15, 2011, if the Portfolios have complied with the requirements under the Capital Support Agreement to continue to participate in the BNY securities lending program and if such securities have not otherwise been sold, the Portfolios will have the right to sell the defaulted securities to BNYC at a price equal to 80% of par value. The recorded value of each Portfolio’s investment in BICR — Series B includes the value of the underlying securities held by BICR — Series B and the estimated value of the support to be provided by BNYC. The investments in the BNY Mellon Overnight Government Fund and in BICR — Series B are included in the Portfolio of Investments under Securities Lending Collateral and the unrealized loss on such investment is included in Net Unrealized Depreciation on the Statements of Assets and Liabilities.

Generally, in the event of counterparty default, the Portfolios have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Portfolios in the event the Portfolios are delayed or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in the Portfolios. At December 31, 2010, the Portfolios did not have any outstanding securities on loan.

NOTE 13 — CONCENTRATION OF INVESTMENT RISKS

All mutual funds involve risk — some more than others — and there is always the chance that you could lose money or not earn as much as you hope. A Portfolio’s risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. For more information regarding the types of securities and investment techniques that may be used by a Portfolio and their corresponding risks, see each Portfolio’s most recent Prospectus and/or the Statement of Additional Information.

Non-Diversified. Each Portfolio is classified as a non-diversified investment company under the 1940 Act, which means that each Portfolio is not limited by the 1940 Act in the proportion of assets that they may invest in the obligations of a single issuer. Declines in the value of that single company can significantly impact the value of a Portfolio. The investment of a large percentage of a Portfolio’s assets in the securities of a small number of issuers may cause the Portfolios’ share price to fluctuate more than that of a diversified investment company. Conversely, even though classified as nondiversified, a Portfolio may actually maintain a portfolio that is diversified with a large number of issuers. In such an event, a Portfolio would benefit less from appreciation in a single corporate issuer than if it had greater exposure to that issuer.

Foreign Securities. Investments in foreign securities may entail risks not present in domestic investments. Since securities in which the Portfolios may invest are denominated in foreign currencies, changes in the relationship of these foreign currencies to the U.S.

27

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

NOTE 13 — CONCENTRATION OF INVESTMENT RISKS (continued)

dollar can significantly affect the value of the investments and earnings of the Portfolios. Foreign investments may also subject the Portfolios to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, as well as changes vis-a-vis the U.S. dollar from movements in currency, and changes in security value and interest rate, all of which could affect the market and/or credit risk of the Portfolios’ investments.

Investment by Funds-of-Funds. As an underlying fund (“Underlying Fund”]) of a fund-of-fund, shares of each of the Portfolios may be purchased by other investment companies. In some cases, an Underlying Fund may experience large inflows or redemptions due to allocations or rebalancings. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. The Investment Adviser will monitor transactions by each Underlying Fund and will attempt to minimize any adverse effects on the Underlying Funds and the fund-of-fund as a result of these transactions. So long as an Underlying Fund accepts investments by other investment companies, it will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the SEC.

NOTE 14 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

The following permanent tax differences have been reclassified as of December 31, 2010:

	Paid-in Capital	Undistributed Net Investment Income	Accumulated Net Realized Gains/(Losses)
BlackRock Inflation Protected Bond	$—	$(91,499)	$91,499
Goldman Sachs Commodity Strategy(1)	(39,777)	22,781,050	(22,741,273)

(1)	$25,866,551 relates to the tax treatment of swap transactions in the Subsidiary.

Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended December 31, 2010		Year Ended December 31, 2009
	Ordinary Income	Long-Term Capital Gains	Ordinary Income
BlackRock Inflation Protected Bond	$19,755,774	$1,159,106	$6,368,373
Goldman Sachs Commodity Strategy	1,965,861	—	4,182,120

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2010 were:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Unrealized Appreciation/ (Depreciation)	Post-October Capital Loss Deferred	Post-October Currency Loss Deferred	Capital Loss Carryforwards	Expiration Dates
BlackRock Inflation Protected Bond	$32,156,213	$1,106,831	$(3,396,548)	$(3,030,699)	$(1,529,069)	$—	—
Goldman Sachs Commodity Strategy*	22,247,811	—	(30,049)	(5,372)	—	(110,225,469)	2016
						(18,420,675)	2017
						$(128,646,144)

*	It is unlikely the Portfolio will realize the full benefit of the capital loss carryforwards prior to expiration.

28

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

NOTE 14 — FEDERAL INCOME TAXES (continued)

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Portfolios. In general, the provisions of the Act will be effective for the Portfolios’ fiscal year ending December 31, 2011. Although the Act provides several benefits, including the unlimited carryforward of future capital losses, there may be a greater likelihood that all or a portion of each Portfolio’s pre-enactment capital loss carryforwards may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryforwards. Relevant information regarding the impact of the Act on the Portfolios, if any, will be contained within the Federal Income Taxes section of the notes to financial statements for the fiscal year ending December 31, 2011.

The Portfolios’ major tax jurisdictions are federal, Arizona, and Massachusetts. The earliest tax year that remains subject to examination by these jurisdictions is 2007.

As of December 31, 2010, no provisions for income tax would be required in the Portfolios’ financial statements as a result of tax positions taken on federal income tax returns for open tax years. The Portfolios’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

ING Goldman Sachs Commodity Strategy Portfolio (Cayman), Ltd. (the “Subsidiary”) is a wholly-owned subsidiary of Goldman Sachs Commodity Strategy (the “Portfolio”). The Subsidiary is classified as a controlled foreign corporation under Subchapter F of the Internal Revenue Code. Therefore, the Portfolio is required to increase its taxable income by its share of the Subsidiary’s income. Net investment losses of the Subsidiary cannot be deducted by the Portfolio in the current period nor carried forward to offset taxable income in future periods.

NOTE 15 — SUBSEQUENT EVENTS

The Portfolios have evaluated events occurring after the Statements of Assets and Liabilities date (subsequent events) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. No such subsequent events were identified.

29

ING BLACKROCK INFLATION PROTECTED BOND PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2010

Principal Amount			Value	Percent of Net Assets

CORPORATE BONDS/NOTES: 0.4%
		Financials: 0.2%
$590,000	S	Bear Stearns Cos., Inc., 2.970%, due 03/10/14	$598,071	0.1
445,000	S	International Bank for Reconstruction & Development, 1.600%, due 12/10/13	454,777	0.0
800,000	S	SLM Corp., 3.292%, due 01/31/14	741,472	0.1
			1,794,320	0.2

		Telecommunication Services: 0.2%
1,105,000	S	Cellco Partnership/ Verizon Wireless Capital, LLC, 2.884%, due 05/20/11	1,116,184	0.2
		Total Corporate Bonds/Notes
		(Cost $2,846,916)	2,910,504	0.4

U.S. GOVERNMENT AGENCY OBLIGATIONS: 23.6%
		Federal Home Loan Mortgage Corporation##: 7.9%
56,240,000		4.000%, due 12/01/40	55,906,923	7.9

		Federal National Mortgage Association##: 7.8%
56,100,000		4.000%, due 01/01/41	55,881,708	7.8

		Government National Mortgage Association: 7.9%
55,470,000		4.000%, due 12/20/40	55,939,285	7.9
		Total U.S. Government Agency Obligations
		(Cost $167,043,476)	167,727,916	23.6

U.S. TREASURY OBLIGATIONS: 53.5%
		Treasury Inflation Indexed Protected Securitiesip: 53.5%
59,631,580		0.500%, due 04/15/15	61,033,850	53.5
796,758		0.625%, due 04/15/13	821,470
31,411,108		1.250%, due 04/15/14–07/15/20	32,998,406
19,555,561	S	1.375%, due 07/15/18	20,635,693
16,139,727		1.625%, due 01/15/15–01/15/18	17,280,826
7,202,418		1.750%, due 01/15/28	7,349,844
46,795,092		1.875%, due 07/15/13–07/15/19	50,760,994
23,192,077		2.000%, due 04/15/12–01/15/26	24,860,019
38,412,941		2.125%, due 01/15/19–02/15/40	40,811,941
66,841,033		2.375%, due 01/15/17–01/15/27	74,539,874
11,462,297		2.500%, due 07/15/16–01/15/29	13,013,385
4,110,277		2.625%, due 07/15/17	4,682,826
172,491	S	3.375%, due 01/15/12–04/15/32	214,249
229,881	S	3.625%, due 04/15/28	297,462
23,212,994	S	3.875%, due 04/15/29	31,205,158
		Total U.S. Treasury Obligations
		(Cost $382,347,669)	380,505,997	53.5

ASSET-BACKED SECURITIES: 0.4%
		Automobile Asset-Backed Securities: 0.1%
$548,034	S	Capital One Auto Finance Trust, 0.290%, due 05/15/13	$545,106	0.1

		Credit Card Asset-Backed Securities: 0.3%
1,550,000	S	BA Credit Card Trust, 0.280%, due 06/17/13	1,549,876	0.3
454,000	S	BA Credit Card Trust, 1.460%, due 12/16/13	456,469
			2,006,345	0.3

		Other Asset-Backed Securities: 0.0%
221,876	S	Countrywide Asset-Backed Certificates, 0.311%, due 07/25/37	215,199	0.0

		Total Asset-Backed Securities
		(Cost $2,753,117)	2,766,650	0.4

COLLATERALIZED MORTGAGE OBLIGATIONS: 0.3%
147,269	S	Credit Suisse First Boston Mortgage Securities Corp., 6.505%, due 02/15/34	147,197	0.0
905,000	S	GMAC Commercial Mortgage Securities, Inc., 4.547%, due 12/10/41	917,808	0.1
1,163,649	S	JPMorgan Chase Commercial Mortgage Securities Corp., 6.429%, due 04/15/35	1,179,468	0.2
26,108	S	LB-UBS Commercial Mortgage Trust, 5.642%, due 12/15/25	26,341	0.0

		Total Collateralized Mortgage Obligations
		(Cost $2,245,520)	2,270,814	0.3

OTHER BONDS: 10.3%
		Foreign Government Bonds: 10.3%
EUR 25,530,106		Deutschland Inflation Linked Bond, 1.500%, due 04/15/16	36,204,695	5.1
EUR 25,305,921		France Government International Bond OAT, 1.600%, due 07/25/15	35,610,831	5.0
EUR 1,861,151		Hellenic Republic Government International Bond, 2.300%, due 07/25/30	1,153,629	0.2

		Total Other Bonds
		(Cost $71,706,332)	72,969,155	10.3

		Total Long-Term Investments
		(Cost $628,943,030)	629,151,036	88.5

See Accompanying Notes to Financial Statements

30

ING BLACKROCK INFLATION PROTECTED BOND PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

Shares		Value	Percent of Net Assets

SHORT-TERM INVESTMENTS: 11.5%
	Mutual Funds: 11.5%
81,919,809	Blackrock Liquidity Funds TempFund Portfolio — Class I	$ 81,919,809	11.5

	Total Short-Term Investments
	(Cost $81,919,809)	81,919,809	11.5

	Total Investments in Securities
	(Cost $710,862,839)*	$711,070,845	100.0
	Other Assets and Liabilities — Net	(34,477)	—

	Net Assets	$711,036,368	100.0

ip	Treasury inflation indexed protected security whose principal value is adjusted in accordance with changes to the Consumer Price Index.

##	On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship and the U.S. Treasury guaranteed the debt issued by those organizations.

S	All or a portion of this security has been identified by the Fund to cover future collateral requirements for applicable futures, options, swaps, foreign currency contracts and/or when-issued or delayed-delivery securities.

EUR	EU Euro

*	Cost for federal income tax purposes is $711,488,218.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$7,034,132
Gross Unrealized Depreciation	(7,451,505)
Net Unrealized Depreciation	$(417,373)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2010 in valuing the Portfolio’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2010
Asset Table
Investments, at value
Corporate Bonds/Notes	$—	$2,910,504	$—	$2,910,504
U.S. Government Agency Obligations	—	167,727,916	—	167,727,916
U.S. Treasury Obligations	—	380,505,997	—	380,505,997
Asset-Backed Securities	—	2,766,650	—	2,766,650
Collateralized Mortgage Obligations	—	2,270,814	—	2,270,814
Other Bonds	—	72,969,155	—	72,969,155
Short-Term Investments	81,919,809	—	—	81,919,809
Total Investments, at value	$81,919,809	$629,151,036	$—	$711,070,845
Other Financial Instruments+:
Futures	2,860	—	—	2,860
Swaps, at fair value	—	301,334	—	301,334
Total Assets	$81,922,669	$629,452,370	$—	$711,375,039
Liabilities Table
Other Financial Instruments+:
Forward foreign currency contracts	$—	$(1,207,226)	$—	$(1,207,226)
Futures	(811,278)	—	—	(811,278)
Swaps, at fair value	—	(594,989)	—	(594,989)
Written options	—	(2,446,768)	—	(2,446,768)
Total Liabilities	$(811,278)	$(4,248,983)	$—	$(5,060,261)

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Summary Portfolio of Investments and may include open forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at measurement date which represents the amount due to/from the Portfolio. Swaps and written options are reported at their market value at measurement date.

See Accompanying Notes to Financial Statements

31

ING BLACKROCK INFLATION PROTECTED BOND PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

ING BlackRock Inflation Protected Bond Portfolio Open Futures Contracts on December 31, 2010:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
Euro-Bund	8	03/08/11	$1,339,623	$(17,039)
U.S. Treasury 2-Year Note	300	03/31/11	65,671,878	(12,879)
U.S. Treasury 10-Year Note	218	03/22/11	26,255,375	(63,860)
			$93,266,876	$(93,778)
Short Contracts
Euro-Bobl 5-Year	473	03/08/11	$75,077,760	$(386,473)
U.S. Treasury 5-Year Note	2,402	03/31/11	282,760,437	(309,781)
U.S. Treasury Long Bond	8	03/22/11	977,000	2,860
U.S. Treasury Ultra Long Bond	40	03/22/11	5,083,750	(21,246)
			$363,898,947	$(714,640)

At December 31, 2010 the following forward foreign currency contracts were outstanding for the ING BlackRock Inflation Protected Bond Portfolio:

Counterparty	Currency		Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
	EU Euro				USD
Deutsche Bank AG	EUR	53,585,000	SELL	1/28/11	$70,395,311	$71,602,537	$(1,207,226)
							$(1,207,226)

ING BlackRock Inflation Protected Bond Portfolio Interest Rate Swap Agreements Outstanding on December 31, 2010:

	Termination Date	Notional Amount	Fair Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Receive a floating rate based on 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.118% Counterparty: Barclays Bank PLC	07/16/15	USD 5,000,000	$(31,787)	$—	$(31,787)
Receive a floating rate based on 3-month USD-LIBOR-BBA and pay a fixed rate equal to 0.825% Counterparty: Deutsche Bank AG	07/27/12	USD 44,400,000	(147,825)	—	(147,825)
Receive a floating rate based on 3-month USD-LIBOR-BBA and pay a fixed rate equal to 0.938% Counterparty: Deutsche Bank AG	12/20/12	USD 8,100,000	(24,937)	—	(24,937)
Receive a floating rate based on 3-month USD-LIBOR-BBA and pay a fixed rate equal to 3.940% Counterparty: Deutsche Bank AG	04/09/20	USD 2,200,000	(124,287)	—	(124,287)
Receive a floating rate based on CPURNSA Index and pay a fixed rate equal to 1.840% Counterparty: Deutsche Bank AG	10/25/15	USD 19,400,000	(195,268)	—	(195,268)
Receive a fixed rate equal to 3.280% and pay a floating rate based on 3-month USD-LIBOR-BBA Counterparty: Citigroup, Inc.	12/16/20	USD 10,700,000	(70,885)	—	(70,885)
Receive a fixed rate equal to 2.465% and pay a floating rate based on CPURNSA Index Counterparty: Deutsche Bank AG	10/25/20	USD 10,200,000	104,963	—	104,963
			$(490,026)	$—	$(490,026)

See Accompanying Notes to Financial Statements

32

ING BLACKROCK INFLATION PROTECTED BOND PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

ING BlackRock Inflation Protected Bond Portfolio Total Return Swap Agreements Outstanding on December 31, 2010:

	Termination Date	Notional Amount	Fair Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Receive positive total return on Barclays Capital US Treasury Inflation Linked Notes — Series L Index.
Pay a floating rate based on 1-month USD-LIBOR-BBA plus 13 bps and, if negative, the absolute value of the total return on the index. Counterparty: Barclays Bank PLC	01/24/11	USD 255,240,000	$196,371	$—	$196,371
			$196,371	$—	$196,371

ING BlackRock Inflation Protected Bond Portfolio Written Options Open on December 31, 2010:

Interest Rate Swaptions

Description	Counterparty	Floating Rate Index/Underlying Reference Entity	Pay/Receive Floating	Exercise Rate	Expiration Date	Notional Amount	Premiums Received	Fair Value
Call OTC Swaption	Barclays Bank PLC	3-month USD-LIBOR-BBA	Receive	4.130%	12/16/11	11,800,000	$484,980	$(628,547)
Put OTC Swaption	Barclays Bank PLC	3-month USD-LIBOR-BBA	Pay	4.130%	12/16/11	11,800,000	484,980	(336,442)
Call OTC Swaption	Deutsche Bank AG	3-month USD-LIBOR-BBA	Receive	4.130%	12/16/11	8,000,000	330,000	(426,135)
Call OTC Swaption	Deutsche Bank AG	3-month USD-LIBOR-BBA	Receive	3.990%	12/19/11	10,500,000	422,625	(481,102)
Put OTC Swaption	Deutsche Bank AG	3-month USD-LIBOR-BBA	Pay	4.130%	12/16/11	8,000,000	330,000	(228,096)
Put OTC Swaption	Deutsche Bank AG	3-month USD-LIBOR-BBA	Pay	3.990%	12/19/11	10,500,000	422,625	(346,446)
							$2,475,210	$(2,446,768)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2010 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Interest rate contracts	Net Assets — Unrealized appreciation*	$2,860
Interest rate contracts	Swaps, at fair value	301,334
Total Asset Derivatives		$304,194
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$1,207,226
Interest rate contracts	Net Assets — Unrealized depreciation*	811,278
Interest rate contracts	Swaps, at fair value	594,989
Interest rate contracts	Written options, at fair value	2,446,768
Total Liability Derivatives		$5,060,261

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2010 was as follows:

	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Foreign currency related transactions**	Futures	Swaps	Written options	Total
Foreign exchange contracts	$—	$(695,647)	$—	$—	$—	$(695,647)
Interest rate contracts	554,615	—	(585,150)	9,422,745	1,104,252	10,496,462
Total	$554,615	$(695,647)	$(585,150)	$9,422,745	$1,104,252	$9,800,815

See Accompanying Notes to Financial Statements

33

ING BLACKROCK INFLATION PROTECTED BOND PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Foreign currency related transactions**	Futures	Swaps	Written options	Total
Foreign exchange contracts	$—	$(1,374,423)	$—	$—	$—	$(1,374,423)
Interest rate contracts	(253,298)	—	(1,332,584)	(62,183)	(110,791)	(1,758,856)
Total	$(253,298)	$(1,374,423)	$(1,332,584)	$(62,183)	$(110,791)	$(3,133,279)

*	Amounts recognized for purchased options are included in net realized gain (loss) on investments and net change in unrealized appreciation or depreciation on investments.

**	Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

See Accompanying Notes to Financial Statements

34

ING GOLDMAN SACHS COMMODITY STRATEGY PORTFOLIO	CONSOLIDATED PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2010

Principal Amount			Value	Percent of Net Assets

CORPORATE BONDS/NOTES: 3.5%
		Financials: 3.5%
$ 4,500,000	S	Huntington National Bank, 0.696%, due 06/01/12	$4,526,186	3.5

		Total Corporate Bonds/Notes
		(Cost $4,532,375)	4,526,186	3.5

U.S. GOVERNMENT AGENCY OBLIGATIONS: 23.0%
		Federal Home Loan Bank: 2.2%
2,800,000	S	0.259%, due 10/13/11	2,801,501	2.2

		Federal Home Loan Mortgage Corporation##: 14.5%
15,800,000		0.411%, due 02/03/12	15,806,408	14.5
1,500,000		3.250%, due 03/18/14	1,508,366
984,513	S	5.000%, due 11/01/16–11/01/18	1,049,415
90,528	S	5.500%, due 01/01/20	97,997
			18,462,186	14.5

		Federal National Mortgage Association##: 6.3%
2,400,000	S	3.000%, due 02/17/15	2,409,034	6.3
4,000,000	S	3.125%, due 01/21/15	4,005,268
1,519,792	S	5.000%, due 05/01/17–01/01/20	1,626,895
			8,041,197	6.3
		Total U.S. Government Agency Obligations
		(Cost $29,312,774)	29,304,884	23.0

U.S. TREASURY OBLIGATIONS: 2.7%
		U.S. Treasury Notes: 2.7%
1,500,000	S	0.625%, due 06/30/12	1,504,689	2.7
1,500,000	S	1.000%, due 03/31/12	1,511,726
200,000		1.250%, due 10/31/15	193,594
100,000	S	1.375%, due 02/15/13	101,524
100,000	S	4.375%, due 05/15/40	100,500

		Total U.S. Treasury Obligations
		(Cost $3,413,898)	3,412,033	2.7

COLLATERALIZED MORTGAGE OBLIGATIONS: 0.7%
200,000		NCUA Guaranteed Notes, 0.611%, due 12/07/20	200,210	0.7
392,855		NCUA Guaranteed Notes, 0.635%, due 11/06/17	392,733
291,163		NCUA Guaranteed Notes, 0.715%, due 10/07/20	290,799

		Total Collateralized Mortgage Obligations
		(Cost $884,018)	883,742	0.7

		Total Long-Term Investments
		(Cost $38,143,065)	38,126,845	29.9

Shares		Value	Percent of Net Assets

SHORT-TERM INVESTMENTS: 48.1%
	Mutual Funds: 16.7%
21,256,557	Blackrock Liquidity Funds TempFund Portfolio — Class I	$21,256,557	16.7

	Total Mutual Funds
	(Cost $21,256,557)	21,256,557	16.7

Principal Amount			Value	Percent of Net Assets
		U.S. Government Agency Obligations: 7.8%
$10,000,000	Z	Federal Home Loan Mortgage Corporation, 0.230%, due 10/04/11	9,982,490	7.8

		Total U.S. Government Agency Obligations
		(Cost $9,980,010)	9,982,490	7.8

		U.S. Treasury Bills: 23.6%
5,000,000	Z, S	0.020%, due 01/06/11	4,999,927	23.6
25,000,000	Z	0.100%, due 03/24/11	24,994,175

		Total U.S. Treasury Bills
		(Cost $29,992,268)	29,994,102	23.6

		Total Short-Term Investments
		(Cost $61,228,835)	61,233,149	48.1

		Total Investments in Securities
		(Cost $99,371,900)*	$99,359,994	78.0
		Other Assets and Liabilities — Net	27,943,152	22.0

		Net Assets	$127,303,146	100.0

##	On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship and the U.S. Treasury guaranteed the debt issued by those organizations.

Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.

S	All or a portion of this security has been identified by the Fund to cover future collateral requirements for applicable futures, options, swaps, foreign currency contracts and/or when-issued or delayed-delivery securities.

*	Cost for federal income tax purposes is the same as for financial statement purposes.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$82,408
Gross Unrealized Depreciation	(94,314)
Net Unrealized Depreciation	$(11,906)

See Accompanying Notes to Financial Statements

35

ING GOLDMAN SACHS COMMODITY STRATEGY PORTFOLIO	CONSOLIDATED PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2010 in valuing the Portfolio’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2010
Asset Table
Investments, at value
Corporate Bonds/Notes	$—	$4,526,186	$—	$4,526,186
U.S. Government Agency Obligations	—	29,304,884	—	29,304,884
U.S. Treasury Obligations	—	3,412,033	—	3,412,033
Collateralized Mortgage Obligations	—	683,532	200,210	883,742
Short-Term Investments	21,256,557	39,976,592	—	61,233,149
Total Investments, at value	$21,256,557	$77,903,227	$200,210	$99,359,994
Other Financial Instruments+:
Futures	22,079	—	—	22,079
Total Assets	$21,278,636	$77,903,227	$200,210	$99,382,073
Liabilities Table
Other Financial Instruments+:
Futures	(206,129)	—	—	(206,129)
Total Liabilities	$(206,129)	$—	$—	$(206,129)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio’s assets and liabilities during the period ended December 31, 2010:

	Beginning Balance 12/31/2009	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 12/31/2010
Asset Table
Investments, at value
Collateralized Mortgage Obligations	$—	$200,000	$—	$—	$—	$210	$—	$—	$200,210
Structured Products	32,038,963	—	(29,811,321)	—	11,511,321	(13,738,963)	—	—	—
Total Investments, at value	$32,038,963	$200,000	$(29,811,321)	$—	$11,511,321	$(13,738,753)	$—	$—	$200,210

As of December 31, 2010, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $210.

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Summary Portfolio of Investments and may include open forward foreign currency contracts, futures, swaps, and written options.

Forward foreign currency contracts and futures are reported at their unrealized gain/loss at measurement date which represents the amount due to/from the Portfolio. Swaps and written options are reported at their market value at measurement date.

Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period. It is the policy of the Portfolio to recognize transfers at the end of the reporting period.

See Accompanying Notes to Financial Statements

36

ING GOLDMAN SACHS COMMODITY STRATEGY PORTFOLIO	CONSOLIDATED PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

ING Goldman Sachs Commodity Strategy Portfolio Open Futures Contracts on December 31, 2010:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
U.S. Treasury 10-Year Note	23	03/22/11	$2,770,062	$(80,548)
U.S. Treasury 2-Year Note	6	03/31/11	1,313,438	(1,169)
			$4,083,500	$(81,717)
Short Contracts
90-Day Eurodollar	5	03/19/12	$1,238,125	$(19,450)
90-Day Eurodollar	5	06/13/11	1,244,500	(12,888)
90-Day Eurodollar	5	09/19/11	1,243,062	(16,074)
90-Day Eurodollar	5	12/19/11	1,240,875	(18,294)
U.S. Treasury Long Bond	10	03/22/11	1,221,250	20,387
U.S. Treasury 5-Year Note	29	03/31/11	3,413,844	1,692
90-Day Eurodollar	30	03/14/11	7,472,625	(57,706)
			$17,074,281	$(102,333)

ING Goldman Sachs Commodity Strategy Portfolio Total Return Swap Agreements on Commodity Indices Outstanding on December 31, 2010:

	Termination Date	Notional Amount	Fair Value(1)	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Receive the price return on the Dow Jones-UBS Commodity Index, if positive.
Pay 35 basis pts. and, if negative, the absolute value of the price return of the Dow Jones-UBS Commodity Index. Counterparty: Merrill Lynch & Co., Inc.	01/20/2011	USD 72,040,771	$—	$—	$—
Receive the price return on the Dow Jones-UBS Commodity Index, if positive.
Pay 42 basis pts. and, if negative, the absolute value of the price return of the Dow Jones-UBS Commodity Index. Counterparty: Merrill Lynch & Co., Inc.	01/20/2011	USD 13,403,476	—	—	—
Receive the price return on the Dow Jones-UBS Commodity Index, if positive.
Pay 40 basis pts. and, if negative, the absolute value of the price return of the Dow Jones-UBS Commodity Index. Counterparty: UBS Warburg LLC	08/09/2011	USD 12,858,131	—	—	—
Receive the price return on the Merrill Lynch Commodity Index, if positive.
Pay 42 basis pts. and, if negative, the absolute value of the price return of the Merrill Lynch Commodity Index. Counterparty: Merrill Lynch & Co., Inc.	01/20/2011	USD 14,203,934	—	—	—
Receive the price return on the Merrill Lynch Commodity Index, if positive.
Pay 42 basis pts. and, if negative, the absolute value of the price return of the Merrill Lynch Commodity Index. Counterparty: Merrill Lynch & Co., Inc.	01/20/2011	USD 14,111,074	—	—	—
Receive the price return on the Merrill Lynch Commodity Index, if positive.
Pay 42 basis pts. and, if negative, the absolute value of the price return of the Merrill Lynch Commodity Index. Counterparty: Merrill Lynch & Co., Inc.	01/20/2011	USD 1,118,764	—	—	—

See Accompanying Notes to Financial Statements

37

ING GOLDMAN SACHS COMMODITY STRATEGY PORTFOLIO	CONSOLIDATED PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

	Termination Date	Notional Amount	Fair Value(1)	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Receive the price return on the Merrill Lynch Commodity Index, if positive.
Pay 42 basis pts. and, if negative, the absolute value of the price return of the Merrill Lynch Commodity Index. Counterparty: Merrill Lynch & Co., Inc.	01/20/2011	USD 1,102,263	$—	$—	$—
Receive the price return on the Merrill Lynch Commodity Index, if positive.
Pay 42 basis pts. and, if negative, the absolute value of the price return of the Merrill Lynch Commodity Index. Counterparty: Merrill Lynch & Co., Inc.	01/20/2011	USD 1,047,329	—	—	—
			$—	$—	$—

(1)	Each respective total return swap resets monthly based on the change in the price return of the referenced commodity index. At December 31, 2010, each total return swap reset with a positive price return and the Portfolio recorded a realized gain on December 31, 2010 in the amount of $12,329,982 which is included in the Consolidated Statement of Operations. The fair value of each total return swap is recorded at $0 as the price return of the respective commodity index had zero change as both the closing and opening price of the index was unchanged.

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2010 was as follows:

Derivatives not accounted for as hedging instruments	Location on Consolidated Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Interest rate contracts	Net Assets — Unrealized appreciation*	$22,079
Total Asset Derivatives		$22,079
Liability Derivatives
Interest rate contracts	Net Assets — Unrealized depreciation*	$206,129
Total Liability Derivatives		$206,129

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Consolidated Statement of Operations for the year ended December 31, 2010 was as follows:

	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Total
Interest rate contracts	$(235,750)	$—	$(235,750)
Commodity contracts	—	22,642,352	22,642,352
Total	$(235,750)	$22,642,352	$22,406,602

	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Total
Interest rate contracts	$(342,765)	$—	$(342,765)
Commodity contracts	—	—	—
Total	$(342,765)	$—	$(342,765)

See Accompanying Notes to Financial Statements

38

TAX INFORMATION (UNAUDITED)

Dividends paid during the year ended December 31, 2010 were as follows:

Portfolio Name	Type	Per Share Amount
ING BlackRock Inflation Protected Bond Portfolio
Class ADV	NII	$0.1078
Class I	NII	$0.1229
Class S	NII	$0.1139
All Classes	STCG	$0.1896
All Classes	LTCG	$0.0172

ING Goldman Sachs Commodity Strategy Portfolio
Class ADV	NII	$0.1150
Class I	NII	$0.1153
Class S	NII	$0.1034
Class S2	NII	$0.0947

NII — Net investment income

LTCG — Long-term capital gain

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

39

TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Trust are managed under the direction of the Board. A Trustee who is not an interested person of the Registrants, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about trustees of the Trust and is available, without charge, upon request at (800) 992-0180.

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s)— During the Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee

Independent Trustees:

Colleen D. Baldwin 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Trustee	November 2007–Present	President, Glantuam Partners, LLC (January 2009–Present); and Consultant (January 2005–Present).	138	None.

John V. Boyer(4) 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Trustee	January 2005–Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation, (January 2008–Present). Formerly, Consultant (July 2007–February 2008); President and Chief Executive Officer, Franklin and Eleanor Roosevelt Institute, a public policy foundation, (March 2006–July 2007); and Executive Director, The Mark Twain House & Museum (September 1989–March 2006).	138	None.

Patricia W. Chadwick 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Trustee	January 2006–Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000–Present).	138	Wisconsin Energy Corporation (June 2006–Present) and The Royce Fund (December 2009–Present).

Peter S. Drotch 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 68	Trustee	November 2007–Present	Retired. Formerly, Partner, PricewaterhouseCoopers LLP, an accounting firm, until July 2000.	138	First Marblehead Corporation (September 2003–Present).

J. Michael Earley 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 65	Trustee	January 1997–Present	Retired. Formerly, Banking President and Chief Executive Officer, Bankers Trust Company, N.A., Des Moines (June 1992–December 2008).	138	None.

Patrick W. Kenny 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 67	Trustee	January 2005–Present	Retired. Formerly, President and Chief Executive Officer, International Insurance Society (June 2001–June 2009).	138	Assured Guaranty Ltd. (April 2004–Present).

Sheryl K. Pressler 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Trustee	January 2006–Present	Consultant (May 2001–Present).	138	Stillwater Mining Company (May 2002–Present).

40

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s)— During the Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee

Roger B. Vincent 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 65	Chairman and Trustee	January 1994–Present	President, Springwell Corporation, a corporate finance firm (March 1989–Present).	138	UGI Corporation (February 2006–Present) and UGI Utilities, Inc. (February 2006–Present).

Trustees who are “Interested Persons”:

Robert W. Crispin(5) 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 64	Trustee	November 2007–Present	Retired. Chairman and Chief Executive Officer, ING Investment Management Co. (July 2001–December 2007).	138	Intact Financial Corporation (December 2004–Present) and PFM Group (November 2010–Present).

Shaun P. Mathews(3)(5) 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Trustee	November 2007–Present	President and Chief Executive Officer, ING Investments, LLC (November 2006–Present). Formerly, Head of ING Mutual Funds and Investment Products (November 2004–November 2006).	175
ING Retirement Holdings, Inc. (September 1998–Present); ING Services Holding Company, Inc. (May 2000–Present); ING Financial Advisers, LLC (April 2002–Present); Southland Life Insurance Company (June 2002–Present); ING Capital Corporation, LLC and ING Investments Distributor, LLC(7) (December 2005–Present); ING Funds Services, LLC(8), ING Investments, LLC and ING Pilgrim Funding, Inc. (March 2006–Present); and Directed Services LLC (December 2006–Present)(9).

(1)	The tenure of each Trustee is subject to the Board’s retirement policy, which states that each Independent Trustee shall retire from service as a Trustee at the conclusion of the first regularly scheduled meeting of the Board that is held after the Trustee reaches the age of 72. A unanimous vote of the Board may extend the retirement date of a Trustee for up to one year. An extension may be permitted if the retirement would trigger a requirement to hold a meeting of shareholders of the Fund under applicable law, whether for purposes of appointing a successor to the Trustee or if otherwise necessary under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer needed.

(2)	For the purposes of this table (except for Mr. Mathews), “Fund Complex” means the following investment companies: ING Asia Pacific High Dividend Equity Income Fund, ING Emerging Markets High Dividend Equity Fund; ING Emerging Markets Local Bond Fund; ING Equity Trust; ING Funds Trust; ING Global Equity Dividend and Premium Opportunity Fund; ING Global Advantage and Premium Opportunity Fund; ING Infrastructure, Industrials, and Materials Fund; ING International High Dividend Equity Income Fund; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Prime Rate Trust; ING Risk Managed Natural Resources Fund; ING Senior Income Fund; ING Separate Portfolios Trust; ING Variable Insurance Trust; ING Variable Products Trust; and ING Partners, Inc.

(3)	For Mr. Mathews, the Fund Complex also includes the following investment companies: ING Series Fund, Inc.; ING Strategic Allocation Portfolios, Inc.; ING Variable Funds; ING Variable Portfolios, Inc.; ING Balanced Portfolio, Inc.; ING Intermediate Bond Portfolio; and ING Money Market Portfolio.

(4)	Mr. Boyer held a seat on the Board of Directors of The Mark Twain House & Museum from September 1989 to November 2005. ING Groep N.V. makes non-material, charitable contributions to The Mark Twain House & Museum.

(5)	Messrs. Mathews and Crispin are deemed to be “interested persons” of the Fund as defined in the 1940 Act because of their relationship with ING Groep, N.V., the parent corporation of the Investment Adviser, Directed Services LLC and the Distributor, ING Investments Distributor, LLC.

(6)	ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before it was known as Pilgrim America Investments, Inc.

(7)	ING Investments Distributor, LLC was previously named ING Funds Distributor, LLC. ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that, was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

(8)	ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the successor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that, was known as Pilgrim America Group, Inc.

(9)	Directed Services LLC is the successor in interest to Directed Services, Inc.

41

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s)— During the Past 5 Years
Shaun P. Mathews(5) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	President and Chief Executive Officer	November 2006–Present	President and Chief Executive Officer, ING Investments, LLC (November 2006–Present). Formerly, Head of ING Mutual Funds and Investment Products (November 2004–November 2006).
Michael J. Roland 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Executive Vice President	March 2003–Present
Executive Vice President and Chief Operating Officer, ING Investments, LLC(2) and ING Funds Services, LLC(3) (January 2007–Present). Formerly, Executive Vice President, Head of Product Management (January 2005–January 2007).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 60	Executive Vice President and Chief Investment Risk Officer	March 2003–Present September 2009–Present	Executive Vice President, ING Investments, LLC(2) (July 2000–Present) and Chief Investment Risk Officer, ING Investments, LLC(2) (January 2003–Present).
Joseph M. O’Donnell 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Executive Vice President and Chief Compliance Officer	March 2006–Present November 2004–Present
Chief Compliance Officer of the ING Funds (November 2004–Present); Executive Vice President of the ING Funds (March 2006–Present); Chief Compliance Officer of ING Investments, LLC(2) (March 2006–July 2008 and October 2009–Present); and Investment Advisor Chief Compliance Officer, Directed Services LLC(6) (March 2006–July 2008 and October 2009–Present). Formerly, Investment Advisor Chief Compliance Officer, ING Life Insurance and Annuity Company (March 2006–December 2006).

Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 43	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005–Present	Senior Vice President, ING Funds Services, LLC(3) (March 2005–Present).
Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Senior Vice President	November 2003–Present	Senior Vice President, ING Investments, LLC(2) (October 2003–Present).
Robert Terris 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 40	Senior Vice President	May 2006–Present	Senior Vice President, Head of Division Operations, ING Funds Services, LLC(3) (May 2006–Present). Formerly, Vice President of Administration, ING Funds Services, LLC(3) (October 2001–May 2006).
Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 43	Vice President and Treasurer	November 1999–Present	Vice President and Treasurer, ING Funds Services, LLC(3) (November 1995–Present) and ING Investments, LLC(2) (August 1997–Present).
Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Vice President	February 2003–Present
Vice President, ING Investments, LLC(2) and ING Funds Services, LLC (3)(February 1996–Present); Director of Compliance, ING Investments, LLC(2) (October 2004–Present); and Vice President and Money Laundering Reporting Officer, ING Investments Distributor, LLC(4) (April 2010–Present). Formerly, Chief Compliance Officer, ING Investments Distributor, LLC (4) (August 1995–April 2010).

William Evans 10 State House Square Hartford, Connecticut 06103 Age: 38	Vice President	September 2007–Present
Senior Vice President (March 2010–Present) and Head of Manager Research and Selection Group (April 2007–Present). Formerly, Vice President, U.S. Mutual Funds and Investment Products (May 2005–April 2007).

Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Vice President	September 2004–Present	Vice President, ING Funds Services, LLC(3) (September 2004–Present).

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TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s)— During the Past 5 Years
Denise Lewis 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Vice President	January 2007–Present	Vice President, ING Funds Services, LLC (December 2006–Present). Formerly, Senior Vice President, UMB Investment Services Group, LLC (November 2003–December 2006).
Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Vice President	March 2006–Present
Vice President, ING Investment Management — ING Funds (March 2010–Present); Vice President, ING Funds Services, LLC(3) (March 2006–Present) and Managing Paralegal, Registration Statements (June 2003–Present). Formerly, Assistant Vice President, ING Funds Services, LLC(3) (August 2004–March 2006).

Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 41	Assistant Vice President	May 2008–Present	Assistant Vice President — Director of Tax, ING Funds Services (March 2008–Present). Formerly, Tax Manager, ING Funds Services (March 2005–March 2008).
Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Secretary	August 2003–Present	Senior Vice President and Chief Counsel, ING Investment Management — ING Funds (March 2010–Present). Formerly, Chief Counsel, ING Americas, U.S. Legal Services (October 2003–March 2010).
Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Assistant Secretary	August 2003–Present
Vice President and Senior Counsel, ING Investment Management — ING Funds (March 2010–Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008–March 2010) and Counsel, ING Americas, U.S. Legal Services (April 2003–April 2008).

Kathleen Nichols 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 35	Assistant Secretary	May 2008–Present
Vice President and Counsel, ING Investment Management — ING Funds (March 2010–Present). Formerly, Counsel, ING Americas, U.S. Legal Services (February 2008–March 2010) and Associate, Ropes & Gray LLP (September 2005–February 2008).

Paul Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Assistant Secretary	June 2010–Present
Vice President and Senior Counsel, ING Investment Management — ING Funds (March 2010–Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008–March 2010) and Counsel, ING Americas, U.S. Legal Services (May 2005–April 2008).

(1)	The officers hold office until the next annual meeting of the Trustees and until their successors shall have been elected and qualified.

(2)	ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(3)	ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the successor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

(4)	ING Investments Distributor, LLC was previously named ING Funds Distributor, LLC. ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that, was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

(5)	Mr. Mathews commenced services as CEO and President of the ING Funds on November 11, 2006.

(6)	Directed Services LLC is the successor in interest to Directed Services, Inc.

43

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

BOARD CONSIDERATION AND RE-APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) provides that, after an initial period, the Portfolios’ existing investment advisory and sub-advisory contracts will remain in effect only if the Board of Trustees (the “Board”) of ING Investors Trust (the “Trust”), including a majority of Board members who have no direct or indirect interest in the advisory and sub-advisory contracts, and who are not “interested persons” of the Portfolios, as such term is defined under the 1940 Act (the “Independent Trustees”), annually review and approve them. Thus, at a meeting held on November 18, 2010, the Board, including a majority of the Independent Trustees, considered whether to renew the investment advisory contracts (the “Advisory Contracts”) between Directed Services LLC (the “Adviser”) and the Portfolios and the sub-advisory contracts (“Sub-Advisory Contracts”) with the sub-adviser to each Portfolio (the “Sub-Advisers”).

The Independent Trustees also held separate meetings on October 21 and November 16, 2010 to consider the renewal of the Advisory Contracts and Sub-Advisory Contracts. As a result, subsequent references herein to factors considered and determinations made by the Independent Trustees include, as applicable, factors considered and determinations made on those earlier dates by the Independent Trustees.

At its November 18, 2010 meeting, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolios. In reaching these decisions, the Board took into account information furnished to it throughout the year at regular meetings of the Board and the Board’s committees, as well as information prepared specifically in connection with the annual renewal process. Determinations by the Independent Trustees also took into account various factors that they believed, in light of the legal advice furnished to them by K&L Gates LLP (“K&L Gates”), their independent legal counsel, and their own business judgment, to be relevant. Further, while the Advisory Contracts and Sub-Advisory Contracts for all the Portfolios were considered at the same Board meeting, the Trustees considered each Portfolio’s advisory and sub-advisory relationships separately.

Provided below is an overview of the Board’s contract approval process in general, as well as a discussion of certain specific factors that the Board considered at its renewal meeting. While the Board gave its attention to the information furnished, at its request, that was most relevant to its considerations, discussed below are a number of the primary factors relevant to the Board’s consideration as to whether to renew the Advisory and Sub-Advisory Contracts for the one-year period ending November 30, 2011. Each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to each Portfolio’s advisory and sub-advisory arrangements.

Overview of the Contract Renewal and Approval Process

Several years ago, the Independent Trustees instituted a revised process by which they seek and consider relevant information when they decide whether to approve new or existing advisory and sub-advisory arrangements for the investment companies in the ING Funds complex under their jurisdiction, including the Portfolios’ existing Advisory and Sub-Advisory Contracts. Among other actions, the Independent Trustees: retained the services of independent consultants with experience in the mutual fund industry to assist the Independent Trustees in working with the personnel employed by the Adviser or its affiliates who administer the Portfolios (“Management”) to identify the types of information presented to the Board to inform its deliberations with respect to advisory and sub-advisory relationships and to help evaluate that information; established a specific format in which certain requested information is provided to the Board; and determined the process for reviewing such information in connection with Advisory and Sub-Advisory Contract renewals and approvals. The end result was an enhanced process which is currently employed by the Independent Trustees to review and analyze information in connection with their annual renewal of the ING Funds’ advisory and sub-advisory contracts, as well as their review and approval of new advisory relationships.

Since the current renewal and approval process was first implemented, the Board’s membership has changed substantially through periodic retirements of some Trustees and the appointment and election of new Trustees. In addition, throughout this period the Independent Trustees have reviewed and refined the renewal and approval process at least annually. The Board also established a Contracts Committee and two Investment Review Committees, including the International/Balanced/Fixed Income Funds Investment Review Committee (the “I/B/F IRC”). Among other matters, the Contracts Committee provides oversight with respect to the contracts renewal and approval process, and each Portfolio is assigned to the I/B/F IRC, which provides oversight regarding, among other matters, investment performance. The Investment Review Committees may apply a heightened level of scrutiny in cases where performance has lagged an ING

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ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Fund’s relevant benchmark and/or proposed selected peer groups of investment companies (“Selected Peer Groups”).

The type and format of the information provided to the Board or to legal counsel for the Independent Trustees in connection with the contract approval and renewal process has been codified in the ING Funds’ 15(c) Methodology Guide. This Guide was developed under the direction of the Independent Trustees and sets out a blueprint pursuant to which the Independent Trustees request certain information that they deem important to facilitate an informed review in connection with initial and annual approvals of advisory and sub-advisory contracts.

Management provides certain of the information requested by the 15(c) Methodology Guide in Fund Analysis and Comparison Tables (“FACT sheets”) prior to the Independent Trustees’ review of advisory and sub-advisory arrangements (including the Portfolios’ Advisory and Sub-Advisory Contracts). The Independent Trustees previously retained an independent firm to verify and test the accuracy of certain FACT sheet data for a representative sample of funds in the ING Funds complex. In addition, in recent years the Contracts Committee employed the services of an independent consultant to assist in its review and analysis of, among other matters, the 15(c) Methodology Guide, the content and format of the FACT sheets, Selected Peer Groups to be used by the Portfolios for certain comparison purposes during the renewal process. As part of an ongoing process, the Contracts Committee recommends or considers recommendations from Management for refinements to the 15(c) Methodology Guide and other aspects of the review process, and the Board’s I/B/F IRC reviews benchmarks used to assess the performance of funds in the ING Funds complex.

The Board employed its process for reviewing contracts when considering the renewals of the Portfolios’ Advisory and Sub-Advisory Contracts that would be effective through November 30, 2011. Set forth below is a discussion of many of the Board’s primary considerations and conclusions resulting from this process.

Nature, Extent and Quality of Service

In determining whether to approve the Advisory and Sub-Advisory Contracts for the Portfolios for the year ending November 30, 2011, the Independent Trustees received and evaluated such information as they deemed necessary regarding the nature, extent and quality of services provided to the Portfolios by the Adviser and Sub-Advisers. This included information regarding the Adviser and Sub-Advisers provided throughout the year at regular meetings of the Board and its committees, as well as information furnished in connection with the contract renewal meetings.

The materials requested by and provided to the Board and/or to K&L Gates prior to the November 18, 2010 Board meeting included, among other information, the following items for each Portfolio: (1) FACT sheets that provided information regarding the performance and expenses of the Portfolio and other similarly managed funds in its Selected Peer Group, as well as information regarding the Portfolio’s investment portfolio, objective and strategies; (2) reports providing risk and attribution analyses of the Portfolio; (3) the 15(c) Methodology Guide, which describes how the FACT sheets were prepared, including the manner in which each Portfolio’s benchmark and Selected Peer Group were selected and how profitability was determined; (4) responses from the Adviser and relevant Sub-Adviser or Sub-Advisers to a series of questions posed by K&L Gates on behalf of the Independent Trustees; (5) copies of the forms of Advisory and Sub-Advisory Contracts; (6) copies of the Forms ADV for the Adviser and Sub-Advisers; (7) financial statements for the Adviser and Sub-Adviser; (8) a draft of a narrative summary addressing key factors the Board customarily considers in evaluating the renewals of the ING Funds’ (including the Portfolio’s) advisory contracts and sub-advisory contracts, including a written analysis for the Portfolio of how performance, fees and expenses compare to its Selected Peer Group and/or designated benchmark; (9) independent analyses of Portfolio performance by the Trust’s Chief Investment Risk Officer; (10) information regarding net asset flows into and out of the Portfolio; and (11) other information relevant to the Board’s evaluations.

Institutional Class (Class I) shares of the Portfolios were used for purposes of certain comparisons between a Portfolio and its Selected Peer Group. Class I shares generally were selected so that the Portfolio’s share class with the longest performance history was compared to the analogous class of shares for each fund in its Selected Peer Group. The mutual funds included in the Portfolios’ Selected Peer Groups were selected based upon criteria designed to mirror the Portfolio share class being compared to the Selected Peer Group.

In arriving at its conclusions with respect to the Advisory Contracts, the Board was mindful of the “manager-of-managers” platform of the ING Funds that has been developed by Management. The Board also considered the techniques that the Adviser has developed, at the Board’s direction, to screen and

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ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

perform due diligence on the Sub-Advisers that are recommended to the Board to manage the investment portfolios of the funds in the ING Funds complex. The Board noted the resources that the Adviser has committed to the Board and the I/B/F IRC to assist the Board and the I/B/F IRC with their assessment of the investment performance of the Portfolios on an on-going basis throughout the year. This includes the appointment of a Chief Investment Risk Officer and his staff, who report directly to the Board and who have developed attribution analyses and other metrics used by the Board’s Investment Review Committees to analyze the key factors underlying investment performance for the funds in the ING Funds complex.

The Board also noted the techniques used by the Adviser to monitor the performance of the Sub-Advisers and the proactive approach that the Adviser, working in cooperation with the I/B/F IRC, has taken to advocate or recommend, when it believed appropriate, changes designed to assist in improving the Portfolios’ performance.

In considering the Portfolios’ Advisory Contracts, the Board also considered the extent of benefits provided to the Portfolios’ shareholders, beyond advisory services, from being part of the ING family of funds. This includes, in most cases, the right to exchange or transfer investments, without a sales charge, between the same class of shares of such funds or among ING Funds available on a product platform, and the wide range of ING Funds available for exchange or transfer. The Board also took into account the Adviser’s efforts in recent years to reduce the expenses of the ING Funds through renegotiated arrangements with the ING Funds’ service providers. In addition, the Board considered the efforts of the Adviser and the expenses that it incurred in recent years to help make the ING Funds complex more efficient by combinations of similar funds.

Further, the Board received periodic reports showing that the investment policies and restrictions for each Portfolio were consistently complied with and other periodic reports covering matters such as compliance by Adviser and Sub-Adviser personnel with codes of ethics. The Board considered reports from the Trust’s Chief Compliance Officer (“CCO”) evaluating whether the regulatory compliance systems and procedures of the Adviser and each Sub-Adviser are reasonably designed to assure compliance with the federal securities laws, including those related to, among others, late trading and market timing, best execution, fair value pricing, proxy voting and trade allocation practices. The Board also took into account the CCO’s annual and periodic reports and recommendations with respect to service provider compliance programs. In this regard, the Board also considered the policies and procedures developed by the CCO in consultation with the Board’s Compliance Committee that guide the CCO’s compliance oversight function.

The Board reviewed the level of staffing, quality and experience of each Portfolio’s portfolio management team. The Board took into account the respective resources and reputations of the Adviser and Sub-Advisers, and evaluated the ability of the Adviser and the Sub-Advisers to attract and retain qualified investment advisory personnel. The Board also considered the adequacy of the resources committed to the Portfolios (and other relevant funds in the ING Funds complex) by the Adviser and Sub-Advisers, and whether those resources are commensurate with the needs of the Portfolios and are sufficient to sustain appropriate levels of performance and compliance needs. In this regard, the Board considered the financial stability of the Adviser and the Sub-Advisers.

Based on their deliberations and the materials presented to them, the Board concluded that the advisory and related services provided by the Adviser and each Sub-Adviser are appropriate in light of the Portfolios’ operations, the competitive landscape of the investment company business, and investor needs, and that the nature and quality of the overall services provided by the Adviser and the Sub-Advisers were appropriate.

Portfolio Performance

In assessing advisory and sub-advisory relationships, the Board placed emphasis on the net investment returns of each Portfolio. While the Board considered the performance reports and discussions with portfolio managers at Board and committee meetings during the year, particular attention in assessing performance was given to the FACT sheets furnished in connection with the renewal process. The FACT sheet prepared for each Portfolio included its investment performance compared to the Portfolio’s Morningstar category median and/or Lipper category median, Selected Peer Group and primary benchmark. The FACT sheet performance data was as of June 30, 2010. In addition, the Board also considered at its November 18, 2010 meeting certain additional data regarding performance and Portfolio asset levels as of September 30, 2010. The Board’s findings specific to each Portfolio’s performance are discussed under “Portfolio-by-Portfolio Analysis” below.

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ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Economies of Scale

When evaluating the reasonableness of advisory fee rates, the Board also considered whether economies of scale will be realized by the Adviser and Sub-Adviser as a Portfolio grows larger and the extent to which any such economies are reflected in contractual fee rates. In this regard, the Board noted any breakpoints in advisory fee schedules that will result in a lower advisory fee rate when a Portfolio achieves sufficient asset levels to receive a breakpoint discount. In the case of sub-advisory fees, the Board considered that breakpoints would inure to the benefit of the Adviser, except to the extent that there are corresponding advisory fee breakpoints or waivers. The Board also considered that some of the Portfolios that do not have advisory fee breakpoints do have fee waivers or expense reimbursements arrangements. In connection, the Board considered the extent to which economies of scale could be realized through such waivers, reimbursements or expense reductions. In evaluating fee breakpoint arrangements and economies of scale, the Independent Trustees also considered prior periodic management reports and industry information on this topic.

The Board considered that in recent years many of the Portfolios experienced material declines in assets due to general market declines precipitated by the credit crises and other generally adverse market developments. As a result of these asset declines, the Board considered that there were fewer opportunities for certain of the Portfolios to realize economies of scale.

Information Regarding Services to Other Clients

The Board requested and considered information regarding the nature of services and fee rates offered by the Adviser and Sub-Advisers to other clients, including other registered investment companies and institutional accounts. When fee rates offered to other clients differed materially from those charged to the Portfolios, the Board considered any underlying rationale provided by the Adviser or a Sub-Adviser for these differences. For unaffiliated Sub-Advisers, the Board did not view this information as being a key factor in its deliberations because of the arms-length nature of negotiations between the Adviser and unaffiliated Sub-Advisers with respect to sub-advisory fee rates. The Board also noted that the fee rates charged to the Portfolios and other institutional clients of the Adviser or a Sub-Adviser (including other investment companies) may differ materially due to, among other reasons: differences in services; different regulatory requirements associated with registered investment companies, such as the Portfolios, as compared to non-registered investment company clients; market differences in fee rates that existed when a Portfolio first was organized; differences in the original sponsors of Portfolios that now are managed by the Adviser; investment capacity constraints that existed when certain contracts were first agreed upon or that might exist at present; and different pricing structures that are necessary to be competitive in different marketing channels.

Fee Rates and Profitability

The Board reviewed and considered each contractual investment advisory fee rate, combined with the administrative fee rate, payable by each Portfolio to the Adviser. The Board also considered the contractual sub-advisory fee rate payable by the Adviser to each Sub-Adviser for sub-advisory services for each Portfolio. In addition, the Board considered fee waivers and expense limitations applicable to the fees payable by the Portfolios.

The Board considered: (1) the fee structure of each Portfolio as it relates to the services provided under the contracts; and (2) the potential fall-out benefits to the Adviser and the Sub-Advisers and their respective affiliates from their association with the Portfolios. For each Portfolio, the Board determined that the fees payable to the Adviser and the Sub-Advisers are reasonable for the services that each performs, which were considered in light of the nature and quality of the services that each has performed and is expected to perform.

For each Portfolio, the Board considered information on revenues, costs and profits realized by the Adviser, which was prepared by Management in accordance with the allocation methodology (including related assumptions) specified in the 15(c) Methodology Guide. In analyzing the profitability of the Adviser in connection with its services to a Portfolio, the Board took into account the sub-advisory fee rate payable by the Adviser to each Sub-Adviser. The Board also considered that there has not yet been a full recovery for many Portfolios from the substantial decline in assets caused by adverse economic conditions in recent years, which, in many cases, has adversely impacted profits realized by the Adviser and Sub-Advisers affiliated with the Adviser. In addition, the Board considered information that it requested and was provided by Management with respect to the profitability of service providers affiliated with the Adviser. The Board did not request profitability data from the Sub-Advisers that were not affiliated with the Adviser because the Board did not view this data as imperative to its deliberations, given the arm’s-length nature of the relationship between the Adviser and these non-affiliated Sub-Advisers with respect to the

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ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

negotiation of sub-advisory fee rates, as well as the fact that many of the Portfolios’ Sub-Advisers traditionally have not accounted for their profits on an account-by-account basis.

The Board recognized that profitability analysis is not an exact science and there is no uniform methodology for determining profitability for this purpose. In this context, the Board realized that Management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Portfolios’ operations may not be fully reflected in the expenses allocated to each Portfolio in determining profitability, and that the information presented may not portray all of the costs borne by Management or capture Management’s entrepreneurial risk associated with offering and managing a mutual fund complex in the current regulatory and market environment. In addition, the Board recognized that the use of different methodologies for purposes of calculating profit data can give rise to dramatically different profit and loss results.

At the request of the Board, the Adviser has from time to time agreed to implement remedial actions for certain Portfolios. These remedial actions have included, among others: reductions in fee rates; changes in Sub-Advisers or portfolio managers; and strategy modifications.

In making its determinations, the Board based its conclusions on the reasonableness of the advisory and sub-advisory fees of the Adviser and affiliated Sub-Adviser primarily on the factors described for each Portfolio below.

Portfolio-by-Portfolio Analysis

The following paragraphs outline certain of the specific factors that the Board considered, and the conclusions reached, at its November 18, 2010 meeting in relation to renewing each Portfolio’s current Advisory and Sub-Advisory Contracts. These specific factors are in addition to those considerations discussed above. In each case, the Portfolio’s performance was compared to its Morningstar category median and its primary benchmark, a broad-based securities market index that appears in the Portfolio’s prospectus. With respect to Morningstar quintile rankings, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. Each Portfolio’s management fee and expense ratio were compared to the fees and expense ratios of the funds in its Selected Peer Group.

ING BlackRock Inflation Protected Bond Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING BlackRock Inflation Protected Bond Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2010: (1) the Portfolio outperformed its Morningstar category median for all periods presented; (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the one-year period, during which it outperformed; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the year-to-date and one-year periods, and the third quintile for the most recent calendar quarter and three-year periods.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s advisory fee rate, which result in lower fees and higher asset levels; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of a 0.10% administration fee) for the Portfolio is equal to the median and below the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2011. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

48

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

ING Goldman Sachs Commodity Strategy Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Goldman Sachs Commodity Strategy Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2010: (1) the Portfolio outperformed its Morningstar category median for all periods presented; (2) the Portfolio underperformed its primary benchmark for the most recent calendar quarter and year-to-date periods, but outperformed for the one-year period; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the most recent calendar quarter, and the third quintile for the year-to-date and one-year periods.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of a 0.10% administration fee) for the Portfolio is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2011. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

49

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Investment Adviser
Directed Services LLC
1475 Dunwoody Drive
West Chester, Pennsylvania 19380

Administrator
ING Funds Services, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Distributor
ING Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Independent Registered Public Accounting Firm
KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111

Custodian
The Bank of New York Mellon
One Wall Street
New York, New York 10286

Legal Counsel
Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable annuity contract and the underlying variable investment options. This and other information is contained in the prospectus for the variable annuity contract and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.

    VPAR-UFIIT3AISS2     (1210 021811)

Annual Report

December 31, 2010

Adviser (“ADV”), Institutional (“I”) and Service (“S”) Classes

ING Investors Trust

■	ING DFA World Equity Portfolio (formerly, ING DFA Global All Equity Portfolio)

■	ING DFA Global Allocation Portfolio

■	ING Franklin Templeton Founding Strategy Portfolio

■	ING Oppenheimer Active Allocation Portfolio

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the fund’s investment objectives, risks, charges, expenses and other information. This information should be read carefully.

MUTUAL FUNDS

PROXY VOTING INFORMATION

A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the ING Funds’ website at www.ingfunds.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the ING Funds’ website at www.ingfunds.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Portfolios’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Portfolios’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330; and is available upon request from the Portfolio by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

Big Picture vs. Details

Dear Shareholder,

On January 25, 2011, President Obama delivered his second State of the Union address. He called on Americans to put aside partisan differences and harness the nation’s creativity to adapt and thrive in a rapidly changing global economy. The president’s challenge is timely: the United States is approaching a nexus of intermediate- and long-term concerns, and the choices we make over the next two years could determine the nation’s competitiveness in the global economy for decades to come.

There are reasons to be optimistic — the International Monetary Fund (“IMF”) predicts the U.S. economy will grow about 3% in 2011. China and India are expected to grow at about 9% and even the euro zone appears to be recovering from crisis;

this growth, however, is being accompanied by mounting inflation pressures in certain regions, suggesting that many economies are expanding at unsustainable rates.

As I write this, the World Economic Forum is getting underway in Davos, Switzerland, and there are numerous concerns to deal with. Chief among them are the still-present risk of sovereign debt defaults in the euro zone; high unemployment and banking problems in the advanced economies; and inflationary pressures in emerging markets, especially with regard to food, fuel and commodities.

As we’ve noted before, uncertainty is a defining characteristic of our age and, in our opinion, is likely to remain so beyond this year. How should you respond within your investment portfolio? Remember that the most important consideration is your long-term goals, not the outlook for 2011. With investment hazards and opportunities everywhere, we believe it makes sense to cast as broad a net as possible around the globe. In our opinion, you want your portfolio to be well diversified so that it is not harmed too much by the trouble spots, and has some exposure to positive trends.

As always, we believe the best approach is a well-diversified portfolio and a well-defined investment plan. As we’ve noted many times before, it’s important to discuss any proposed changes thoroughly with your advisor before taking any action. Thank you for your continued confidence in ING Funds. We look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews

President and Chief Executive Officer

ING Funds

January 26, 2011

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

1

MARKET PERSPECTIVE:  YEAR ENDED DECEMBER 31, 2010

In our semi-annual report we described how, after a 13-month advance through mid-April, a confluence of local and world issues sent global equities, in the form of the MSCI World IndexSM measured in local currencies, including net reinvested dividends (“MSCI” for regions discussed below), reeling to a loss for the first half of the fiscal year. In the second half of the year, the MSCI World IndexSM bounced back and for 2010 returned 10.01%. (The MSCI World IndexSM returned 11.76% for the one year ended December 31, 2010, measured in U.S. dollars.) By year end, investor sentiment had turned distinctly positive, despite the grave concerns that remained.

It was a bumpy ride. Markets from stocks to bonds to currencies were continually buffeted by news and events relating to three main themes: the stuttering U.S. economic recovery, the sovereign debt crisis in the Eurozone and growth dynamics in China.

In the U.S., quarterly gross domestic product (“GDP”) growth decelerated from 2.7% (annualized) in the first quarter of 2010 to 1.7% in the second, before recovering to 2.6% in the third. But attention was focused more on employment and housing. The 18-month recession which ended in June of 2009 had cost some 8.7 million jobs. But since then, the unemployment rate had been stuck between 9.4% and 10.1%, barely dented by private sector new jobs averaging 107,000 per month as 2010 ended.

The other weakening link was housing. Sales of new and existing homes collapsed after the expiry in April of a program of tax credits for home buyers and languished thereafter. House prices (based on the S&P/Case-Shiller 20-City Composite Home Price Index), having shown annual increases from February, resumed a downward trend in October with the index still 30% below the peak recorded in April 2006.

To be sure, there were some grounds for optimism as 2010 drew to a close. Consumer spending had risen for five straight months. Investment in equipment and software was growing at double-digit annual percentage rates. On December 30, new unemployment claims were reported below 400,000 for the first time since July 2008. The Federal Reserve in November announced a second round of quantitative easing and would buy $600 billion in Treasury notes and bonds. The mixed mid-term election results forced a “compromise” stimulus package worth an estimated $858 billion for 2011. In combination, these two measures increased the attractiveness of riskier asset classes like equities at the expense of high grade bonds, which sold off.

In the Eurozone, after default was narrowly averted on Greece’s maturing bonds, the creation in May of a European Financial Stabilization “mechanism”, funded with up to €750 billion seemed to calm nerves for a while. But in October, attention turned to Ireland, where the Irish government had injected huge sums into local banks, rendering its own fiscal position untenable. The November 29, 2010 European Union/International Monetary Fund bail-out worth €67.5 billion left markets unimpressed. Suddenly it was May again with downgrades, soaring yields on peripheral Eurozone bonds, fears of contagion, falling stock markets and doubts about the viability of the euro itself. The European Central Bank aggressively bought sovereign bonds and the mood settled. But with Spain’s banks needing to refinance €85 billion of debt in 2011, the issue remains unresolved.

Investors watched nervously as China, the source of much of the world’s growth, wrestled with inflation, which reached 5.1% in November, and a housing bubble. The authorities tightened mortgage requirements, raised banks’ reserve ratio requirements six times in 2010 and interest rates twice in the last quarter. More interest rate increases seem inevitable.

In U.S. fixed income markets, the Barclays Capital U.S. Aggregate Bond Index of investment grade bonds returned 6.54% in 2010. A slight balance towards risk aversion in the first half gave way to improved risk appetite in the second. For the whole year, the Barclays Capital U.S. Treasury index returned 5.87%, underperforming the Barclays Capital Corporate Investment Grade Bond Index with a return of 9.00%, but both fell well short of the Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index which gained 14.94% for the one year period.

U.S. equities, represented by the S&P 500® Index including dividends, rose 15.06% in 2010, including its best September, a return of 8.92%, since 1939 and best December, a return of 6.68%, since 1991. Prices were supported by strong earnings reports, with operating earnings per share for S&P 500® companies recording four straight quarters of annual growth. Equities also benefited from improved risk appetite through the quantitative easing initiative and stimulus package referred to above.

In currencies, the worst of the gloom about the Eurozone in early June was replaced by renewed pessimism about the dollar in a stalling economy, before markets were seized by another bout of Eurozone angst. For the year, the dollar gained 8.15% against the euro and 2.95% against the pound, but lost 11.59% to the yen, which was sold in the market by the Bank of Japan after breaching 15-year high levels.

In international markets, the MSCI Japan® Index returned just 0.57% for the year after a strong last quarter, as quarterly GDP growth bounced back to 1.1% and the yen retreated from multi-year peaks. The tone of the market was generally poor with household spending fragile and consumer prices down for 21 months. The MSCI Europe ex UK® Index returned 4.84%, with Germany up 15.97% and Portugal, Italy, Ireland, Greece and Spain all falling. This broadly reflected the two-tier economy that has developed, with economic statistics favoring more soundly based countries at the expense of the peripherals. The MSCI UK® Index advanced 12.18%, despite the prospect of severe public spending cuts intended to eliminate an 11% budget deficit. Supporting sentiment was resilient, if perhaps temporary, quarterly GDP growth averaging 0.9% in the second half of the year.

Parentheses denote a negative number.

All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Portfolios’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

2

BENCHMARK DESCRIPTIONS

Index	Description
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
S&P/Case-Shiller 20-City Composite Home Price Index	A composite index of the home price index for the top 20 Metropolitan Statistical Areas in the United States. The index is published monthly by Standard & Poor’s.
Barclays Capital U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Barclays Capital U.S. Treasury Index	An unmanaged index that includes public obligations of the U.S. Treasury. Treasury bills, certain special issues, such as state and local government series bonds (SLGs), as well as U.S. Treasury TIPS and STRIPS, are excluded.
Barclays Capital Corporate Investment Grade Bond Index	The corporate component of the Barclays Capital U.S. Credit Index. The U.S. Credit Index includes publicly-issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. The index includes both corporate and non corporate sectors. The corporate sectors are industrial, utility and finance, which includes both U.S. and non-U.S. corporations.
Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI All Country World® Index	A free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets.
Citigroup World Government Bond 1-5 Year Currency Hedged U.S. Dollar Index	A comprehensive measure of the total return performance of the government bond markets of approximately 22 countries with maturities ranging from one to five years. It is hedged to the U.S. dollar. This index is unmanaged and reflects reinvested dividends and/or distributions, but does not reflect sales charges, commissions, expenses or taxes.

3

ING DFA WORLD EQUITY PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Asset Allocation

as of December 31, 2010

(as a percent of net assets)

DFA Large Cap International Portfolio	22.3%
DFA U.S. Core Equity 1 Portfolio	12.9%
VA International Value Portfolio	10.8%
DFA U.S. Large Company Portfolio	10.3%
DFA Emerging Markets Core Equity Portfolio	9.2%
VA U.S. Large Value Portfolio	7.0%
VA U.S. Targeted Value Portfolio	6.9%
DFA U.S. Small Cap Portfolio	6.9%
DFA International Vector Equity Portfolio	6.3%
VA International Small Portfolio	5.1%
DFA International Real Estate Securities Portfolio	3.1%
Blackrock Liquidity Funds TempFund Portfolio — Class I	0.5%
Other Assets and Liabilities — Net	(1.3)%

Net Assets	100.0%

ING DFA World Equity Portfolio (the “Portfolio”) seeks long-term capital appreciation. The Portfolio seeks to achieve its investment objective by investing in a combination of mutual funds (“Underlying Funds”) sub-advised by Dimensional Fund Advisors LP (“DFA”) — the sub-adviser. The Portfolio is managed by Stephen A. Clark, Portfolio Manager of DFA.*

Performance: For the year ended December 31, 2010, the Portfolio’s Class S shares provided a total return of 24.84% compared to the MSCI All Country World® Index, which returned 12.67% for the same period.

Portfolio Specifics: ING Investment Management Co. (for the period from January 1, 2010 through April 30, 2010) — Over the period, all sleeves outperformed their respective benchmarks. All sectors within the International Blue-Chip 75 Strategy outperformed; an overweight in industrials contributed the most as the sector and stock selection outperformed. Within the 25 Fund Strategy, overweights within the industrial, consumer discretionary and consumer staples sectors contributed the most to results as the sectors and stock selection outperformed. Within the Small Cap 40 Strategy, overweights in consumer discretionary resulted in the largest sector outperformance. Conversely, stock selection within the industrial and consumer staples sectors hurt the most. Within the U.S. Blue Chip 10 Strategy, overweights in telecommunications and healthcare detracted the most from performance. Conversely, positive total effect within materials and consumer discretionary contributed significantly. Within the U.S. Large Cap Market 10 Strategy, an over weight and favorable stock selection in the consumer discretionary sector and stock selection among the financials contributed significantly, while stock selection in information technology and an overweight in the industrial sector hurt results.

DFA (for the period from April 30, 2010 through December 31, 2010) — The Portfolio’s investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure in each Underlying Fund to equity securities with desired asset class characteristics. As of December 31, 2010, the Portfolio, through its Underlying Funds, had an interest in 11,484 equity securities across 44 countries.

As a result of the Underlying Funds’ diversified investment approach, performance was determined principally by broad structural trends in global equity markets rather than the behavior of a limited group of securities in a particular industry, country, or asset class. We design and engineer portfolios that provide exposure to relevant risk factors within the desired asset classes. For the period ended December 31, 2010, the ING DFA World Equity Portfolio outperformed its benchmark, the MSCI All Country World® Index. The Portfolio, through its Underlying Funds, had a higher allocation to value companies than the benchmark index, which had a negative impact on returns for the period as growth companies outperformed value companies in most markets. Despite this, the Portfolio still outperformed the benchmark index. The outperformance was due in part to the Portfolio’s lower allocation to large company securities and higher allocation to small company securities, as compared to the benchmark index, during a period when small company securities outperformed large company securities. As of December 31, 2010, the largest market capitalization companies represented 23% of the Portfolio’s holdings, through its Underlying Funds, as compared to 39% in the benchmark index, and the smallest capitalization companies represented 13% of the Portfolio’s holdings, through its Underlying Funds, as compared to less than 1% in the benchmark index.

Current Outlook and Strategy: As sub-adviser to the Underlying Funds, we will continue to pursue a disciplined quantitative approach to identify securities for purchase or sale for the Underlying Funds. We do not seek to predict the future course of business conditions, market trends, or interest rates. The Portfolio invests in a blend of DFA’s mutual funds based on the overall desired asset allocation mix of the strategy. As a result of the Underlying Funds’ diversified investment approach, performance is determined principally by broad structural trends in global equity markets rather than the behavior of a limited group of securities in a particular industry, country, or asset class.

* Prior to April 30, 2010, the Portfolio was known as ING Focus 5 Portfolio and was managed by ING Investment Management Co. Effective April 30, 2010, the Portfolio was converted to a fund-of-funds structure. Additionally, the Portfolio’s name, sub-adviser, and principal investment strategies were changed. On August 23, 2010, the Portfolio changed its name to ING DFA World Equity Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Target Allocations

as of December 31, 2010

(as a percent of net assets)

U.S. Equity	35%-55%
International Developed	35%-55%
Emerging Markets	5%-20%
Global Real Estate	0%-10%

Portfolio holdings are subject to change daily

4

PORTFOLIO MANAGERS’ REPORT	ING DFA WORLD EQUITY PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2010
	1 Year	Since Inception of Class ADV, I and S August 20, 2007
Class ADV	24.21%	(3.38)%
Class I	25.22%	(2.67)%
Class S	24.84%	(2.90)%
MSCI All Country World® Index	12.67%	(2.88	)%(1)
S&P 500® Index(1)	15.06%	(2.49	)%(1)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING DFA World Equity Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. Total returns do not include charges imposed by the insurance company separate account. If these were included, performance would be lower.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	Since inception performance of the index is shown from September 1, 2007.

Effective April 30, 2010, the Portfolio was converted from a mutual fund, which invests directly in securities, to a fund-of-funds, which invest in other mutual funds. In addition, on April 30, 2010, the Portfolio’s sub-adviser changed.

5

ING DFA GLOBAL ALLOCATION PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Asset Allocation

as of December 31, 2010

(as a percent of net assets)

VA Global Bond Portfolio	15.0%
DFA Selectively Hedged Global Fixed Income Portfolio	15.0%
DFA Large Cap International Portfolio	13.2%
VA Short-Term Fixed Portfolio	9.8%
DFA U.S. Core Equity 1 Portfolio	8.2%
VA International Value Portfolio	6.7%
DFA Emerging Markets Core Equity Portfolio	6.4%
DFA U.S. Large Company Portfolio	4.9%
VA U.S. Large Value Portfolio	4.4%
VA U.S. Targeted Value Portfolio	4.3%
DFA U.S. Small Cap Portfolio	4.1%
VA International Small Portfolio	3.1%
DFA International Vector Equity Portfolio	3.0%
DFA International Real Estate Securities Portfolio	1.8%
Blackrock Liquidity Funds TempFund Portfolio — Class I	0.3%
Other Assets and Liabilities — Net	(0.2)%

Net Assets	100.0%

ING DFA Global Allocation Portfolio (the “Portfolio”) seeks high level of total return, consisting of capital appreciation and income. The Portfolio seeks to achieve its investment objective by investing in a combination of mutual funds (“Underlying Funds”) sub-advised by Dimensional Fund Advisors LP (“DFA”) — the sub-adviser. The Portfolio is managed by Stephen A. Clark, Portfolio Manager of DFA.

Performance: For the period from inception on April 30, 2010 through December 31, 2010, the Portfolio’s Class S shares provided a total return of 6.64% compared to the MSCI All Country World® Index, the Citigroup World Government Bond 1-5 Year Currency Hedged U.S. Dollar Index (“CWG 1-5 Year Index”), and a composite benchmark consisting of 60% MSCI All Country World® Index and 40% CWG 1-5 Year Index which returned 9.07%, 1.17%, and 6.28% respectively, for the same period.

Portfolio Specifics: The Portfolio’s investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure in each Underlying Fund to equity or fixed income securities with desired asset class characteristics. As of December 31, 2010, the Portfolio, through its Underlying Funds, had an interest in 235 fixed income securities and 11,484 equity securities across 44 countries.

As a result of the Underlying Funds’ diversified investment approach, performance was determined principally by broad structural trends in global equity and fixed income markets rather than the behavior of a limited group of securities in a particular industry, country, or asset class. For the period ended December 31, 2010, the Portfolio outperformed its composite benchmark, comprised of 60% MSCI All Country World® Index and 40% CWG 1-5 Year Index.

For the period, the equity component of the Portfolio outperformed its equity benchmark, the MSCI All Country World® Index (net dividends). The outperformance was due in part to the Portfolio’s lower allocation to large company securities and higher allocation to small company securities, as compared to its equity benchmark index, during a period when small company securities outperformed large company securities.

For the period, the fixed income component of the Portfolio outperformed its fixed income benchmark, the CWG 1-5 Year Index. Outperformance by the fixed income component was due partly to the Portfolio’s allocation to unhedged fixed income securities in Australian dollars and New Zealand dollars, as these currencies significantly appreciated relative to the U.S. dollar, while the benchmark was fully hedged. The performance of the Portfolio’s fixed income component also benefited from a higher allocation versus the benchmark to U.S. dollar-denominated securities and a lower allocation to hedged euro-denominated securities. Additionally, the Portfolio’s performance was positively affected by a higher allocation than the benchmark to corporate bonds during a period when corporate securities outperformed government securities due to tightening credit spreads.

Current Strategy and Outlook: As sub-adviser to the Underlying Funds, we will continue to pursue a disciplined quantitative approach to identify securities for purchase or sale for the Underlying Funds. We do not seek to predict the future course of business conditions, market trends, or interest rates. The Portfolio invests in a blend of DFA’s mutual funds based on the overall desired asset allocation mix of the strategy. As a result of the Underlying Funds’ diversified investment approach, performance is determined principally by broad structural trends in global equity and fixed income markets rather than the behavior of a limited group of securities in a particular industry, country, or asset class.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Target Allocations

as of December 31, 2010

(as a percent of net assets)

U.S. Equity	15%-40%
International Developed	15%-40%
Emerging Markets	3%-12%
Global Real Estate	0%-6%
Global Fixed Income	20%-60%

Portfolio holdings are subject to change daily

6

PORTFOLIO MANAGERS’ REPORT	ING DFA GLOBAL ALLOCATION PORTFOLIO

Cumulative Total Returns for the Period Ended December 31, 2010
	Since Inception of Class ADV, I and S April 30, 2010
Class ADV	6.40%
Class I	6.77%
Class S	6.64%
MSCI All Country World® Index	9.07	%(1)
Citigroup World Government Bond 1-5 Year Currency Hedged U.S. Dollar Index	1.17	%(1)
Composite Index	6.28	%(1)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING DFA Global Allocation Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. Total returns do not include charges imposed by the insurance company separate account. If these were included, performance would be lower.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	Since inception performance of the index is shown from May 1, 2010.

7

ING FRANKLIN TEMPLETON FOUNDING STRATEGY PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

ING Franklin Templeton Founding Strategy Portfolio (the “Portfolio”) seeks capital appreciation. Income is a secondary consideration. The Portfolio seeks to achieve its investment objective by investing in a combination of ING mutual funds sub-advised by Franklin Advisers, Inc., Franklin Mutual Advisers, LLC or its affiliate Templeton Global Advisors Limited (“Underlying Funds”) on a fixed percentage basis. The Portfolio is managed by Directed Services LLC (the “Investment Adviser”).

Portfolio Specifics: The Investment Adviser uses the “S&P 500® Index” and the MSCI World IndexSM as benchmarks to which it compares the performance of the Portfolio. For the year ended December 31, 2010, the Portfolio’s Class S shares provided a total return of 10.77% compared to the S&P 500® Index and the MSCI World IndexSM, which returned 15.06% and 11.76%, respectively, for the same period.

The following tables illustrate the asset allocation of the Portfolio among the Underlying Funds, as well as the underlying fund allocation targets as of December 31, 2010.

Asset Allocation

as of December 31, 2010

(as a percent of net assets)

Affiliated Underlying Funds
ING Franklin Income Portfolio — Class I	33.4%
ING Franklin Mutual Shares Portfolio — Class I	33.4%
ING Templeton Global Growth Portfolio — Class I	33.2%
Other assets and liabilities — Net	(0.0)%*

100.0%

*	Amount is more than (0.05)%

Portfolio holdings are subject to change.

Target Allocations as of December 31, 2010 (as a percentage of net assets)
ING Franklin Income Portfolio — Class I	33 1/3%
ING Franklin Mutual Shares Portfolio — Class I	33 1/3%
ING Templeton Global Growth Portfolio — Class I	33 1/3%

100.0%

Average Annual Total Returns for the Period Ended December 31, 2010
1 Year
ING Franklin Income Portfolio, Class I	13.25%
S&P 500® Index	15.06%
Barclays Capital U.S. Intermediate Government/Credit Bond Index	5.89%
60% S&P 500® Index/40% Barclays Capital U.S. Intermediate Government/Credit Bond Index	11.84%
ING Franklin Mutual Shares Portfolio, Class I	11.91%
S&P 500® Index	15.06%
ING Templeton Global Growth Portfolio, Class I	8.04%
MSCI World IndexSM	11.76%

8

PORTFOLIO MANAGERS’ REPORT	ING FRANKLIN TEMPLETON FOUNDING STRATEGY PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2010
	1 Year	Since Inception of Class ADV, I and S April 30, 2007
Class ADV	10.40%	(3.20)%
Class I	10.97%	(2.56)%
Class S	10.77%	(2.82)%
S&P 500® Index	15.06%	(2.24	)%(1)
MSCI World Index	11.76%	(3.50	)%(1)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Franklin Templeton Founding Strategy Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	Since inception performance of the indices is shown from May 1, 2007.

9

ING OPPENHEIMER ACTIVE ALLOCATION PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Asset Allocation

as of December 31, 2010

(as a percent of net assets)

Oppenheimer Value Fund	20.1%
Oppenheimer Capital Appreciation Fund/VA	15.4%
Oppenheimer International Growth Fund	11.5%
Oppenheimer Core Bond Fund/VA	8.9%
Oppenheimer Developing Markets Fund	6.3%
Oppenheimer Quest International Value Fund	6.1%
Oppenheimer Limited-Term Government Fund	5.8%
Oppenheimer Main Street Small- & Mid-Cap Fund	5.0%
Oppenheimer International Bond Fund	4.2%
Oppenheimer Commodity Strategy Total Return Fund	4.0%
Oppenheimer High Income Fund/VA	3.3%
Oppenheimer International Small Company Fund	2.5%
Oppenheimer Gold & Special Minerals Fund	1.7%
Oppenheimer Master Loan Fund	1.4%
Oppenheimer Institutional Money Market Fund	1.3%
Oppenheimer Real Estate Fund	1.1%
iShares Barclays TIPS Bond Fund	0.9%
Other Assets and Liabilities — Net	0.5%

Net Assets	100.0%

Portfolio holdings are subject to change daily.

ING Oppenheimer Active Allocation Portfolio (the “Portfolio”) seeks long-term growth of capital with a secondary objective of current income. The Portfolio seeks to achieve its investment objective by investing in a combination of mutual funds sub-advised by OppenheimerFunds, Inc. (“OppenheimerFunds”) — the sub-adviser. The Portfolio is managed by Alan C. Gilston, Jerry Webman and Caleb Wong, Portfolio Managers of OppenheimerFunds.

Performance: For the year ended December 31, 2010, the Portfolio’s Class S shares provided a total return of 14.13% compared to the S&P 500® Index, the Barclays Capital U.S. Aggregate Bond Index and a Composite Index consisting of 75% of the S&P 500® Index and 25% of the Barclays Capital U.S. Aggregate Bond Index, which returned 15.06%, 6.54% and 13.31%, respectively, for the same period.

Portfolio Specifics: This Portfolio typically invests 80% of its assets in a “core static allocation” of Oppenheimer funds and 20% in a “tactical component.” The core allocation is rebalanced at least annually while the tactical component will be invested in various Oppenheimer funds and potentially other securities, seeking to “tilt” the entire Portfolio in an attempt to take advantage of temporary current market conditions that may present opportunities.

In 2010 the Oppenheimer Value Fund’s shares outperformed the S&P 500® Index, while the Oppenheimer Capital Appreciation shares underperformed. Oppenheimer International Growth Fund was the third largest equity holding at period end, and outperformed the S&P 500® Index, as well as its own benchmark, the MSCI EAFE® Index. The Fund’s largest fixed-income holding at period end, Oppenheimer Core Bond Fund contributed positively to relative performance during the period and outperformed the Barclays Capital U.S. Aggregate Bond Index. Oppenheimer Limited-Term Government shares underperformed the Barclays Capital U.S. Aggregate Bond Index during the period while the Oppenheimer International Bond Fund outperformed the same index, and outperformed its own benchmark, the Citigroup Non-U.S. Dollar World Government Bond Index.

During 2010, the Portfolio made a number of changes to its composition. Most significantly, within the Portfolio’s primary allocation, positions in Oppenheimer Main Street Fund and Oppenheimer Global Fund were eliminated in June 2010 in an attempt to reduce overlap with some of our other domestic equity funds. Oppenheimer Global Fund has a significant allocation to U.S. equities, so we shifted out of that global equity fund in favor of Oppenheimer equity funds with pure international exposure. The largest new position was an approximate 6% allocation at period end to Oppenheimer Quest International Value Fund. In addition, we made an investment decision to become more style specific by migrating towards pure growth and value funds, while decreasing our exposure to core funds. As a result, we eliminated Oppenheimer Main Street Fund from the Portfolio and increased our exposure to Oppenheimer Capital Appreciation and Oppenheimer Value Fund to better reflect this shift in investment strategy. However, we retained our position in Oppenheimer Main Street Small- & Mid-Cap Fund,1 to maintain our exposure to smaller cap stocks.

The Portfolio also established new positions in several underlying Oppenheimer funds, especially those funds which seek to protect against inflation such as Oppenheimer Master Loan Fund, LLC and Oppenheimer Gold & Special Minerals Fund. In addition to these two Oppenheimer funds, we also added iShares Barclays TIP fund. We believe these changes provide the Portfolio with greater flexibility to invest in today’s global markets.

Current Strategy and Outlook: Looking forward, while we believe a certain amount of bullishness on U.S. stocks is warranted, we’ll be keeping an eye on valuations and overly optimistic sentiment. U.S. stocks have performed well of late as investors price in reflation and generally favorable earnings reports. The U.S. economy continues to recover at a gradual pace, with the manufacturing sector still showing particular strength. Consumer spending is on the rebound (despite a moribund housing market), exports are growing stronger, and companies, flush with cash, are investing in capital equipment again. The question, however, of when these companies will ramp up hiring remains to be answered. Meanwhile, with plenty of excess industrial capacity, and very modest wage growth, underlying inflationary pressures are scarce. As a result, we believe the Federal Reserve is likely to see through its reflationary quantitative easing program as announced.

1Prior to 11/1/10, the Fund’s name was Oppenheimer Main Street Small Cap Fund.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Target Allocations

as of December 31, 2010

(as a percent of net assets)

Fixed Income	25.88%
Global Equity	25.91%
Domestic Equity	40.54%
Commodities	3.82%
Real Estate	1.16%
Cash	1.39%
Gold and Precious Metals	1.30%

Portfolio holdings are subject to change daily

10

ING OPPENHEIMER ACTIVE ALLOCATION PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2010
	1 Year	Since Inception of Class S October 2, 2008
Class S	14.13%	5.45%
S&P 500® Index	15.06%	5.82	%(1)
Barclays Capital U.S. Aggregate Bond index	6.54%	7.65	%(1)
Composite Index	13.31%	6.81	%(1)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of the ING Oppenheimer Active Allocation Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The Portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	Since inception performance for indices is shown from October 1, 2008.

11

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of the Portfolios, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees: and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2010 to December 31, 2010. The Portfolios’ expenses are shown without the imposition of any charges which are, or may be, imposed under your variable annuity contract, variable life insurance policy, qualified pension or retirement plan. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Portfolio Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on the Portfolios’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolios’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolios and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Annualized Expense Ratio*	Expenses Paid During the Period Ended December 31, 2010**	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Annualized Expense Ratio*	Expenses Paid During the Period Ended December 31, 2010**
ING DFA World Equity Portfolio
Class ADV	$1,000.00	$1,267.40	0.88%	$5.03	$1,000.00	$1,020.77	0.88%	$4.48
Class I	1,000.00	1,273.90	0.13	0.75	1,000.00	1,024.55	0.13	0.66
Class S	1,000.00	1,271.90	0.38	2.18	1,000.00	1,023.29	0.38	1.94
ING DFA Global Allocation Portfolio
Class ADV	$1,000.00	$1,164.10	1.05%	$5.73	$1,000.00	$1,019.91	1.05%	$5.35
Class I	1,000.00	1,166.90	0.45	2.46	1,000.00	1,022.94	0.45	2.29
Class S	1,000.00	1,165.50	0.70	3.82	1,000.00	1,021.68	0.70	3.57
ING Franklin Templeton Founding Strategy Portfolio
Class ADV	$1,000.00	$1,172.10	0.68%	$3.72	$1,000.00	$1,021.78	0.68%	$3.47
Class I	1,000.00	1,176.00	0.08	0.44	1,000.00	1,024.80	0.08	0.41
Class S	1,000.00	1,174.30	0.33	1.81	1,000.00	1,023.54	0.33	1.68
ING Oppenheimer Active Allocation Portfolio
Class S	$1,000.00	$1,192.90	0.70%	$3.87	$1,000.00	$1,021.68	0.70%	$3.57

*	Expense ratios do not include expenses of the underlying funds.
**	Expenses are equal to the Portfolios’ respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

12

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees

ING Investors Trust

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of ING DFA World Equity Portfolio (formerly, ING DFA Global All Equity Portfolio, formerly, ING Focus 5 Portfolio), ING DFA Global Allocation Portfolio, ING Franklin Templeton Founding Strategy Portfolio, and ING Oppenheimer Active Allocation Portfolio, a series of ING Investors Trust, as of December 31, 2010, and the related statements of operations for the year or period then ended, the statements of changes in net assets for each of the years or period in the two-year period then ended, and the financial highlights for each of the years or periods in the four-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the transfer agents. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned portfolios as of December 31, 2010, and the results of their operations, the changes in their net assets, and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 24, 2011

13

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2010

	ING DFA World Equity Portfolio	ING DFA Global Allocation Portfolio	ING Franklin Templeton Founding Strategy Portfolio	ING Oppenheimer Active Allocation Portfolio
ASSETS:
Investments in non-affiliated underlying funds*	$227,842,890	$28,509,128	$—	$60,127,345
Investments in affiliated underlying funds**	—	—	877,812,441	—
Short-term investments***	1,069,563	87,527	—	—
Short-term investments in underlying funds****	—	—	—	807,012
Cash	—	—	—	432,237
Receivables:
Investment securities sold	—	—	—	848
Fund shares sold	—	11,480	624,562	10,279
Dividends and interest	15,305	10	—	1,402
Prepaid expenses	1,937	6,611	8,360	381
Reimbursement due from manager	28,554	5,566	—	806

Total assets	228,958,249	28,620,322	878,445,363	61,380,310

LIABILITIES:
Payable for investment securities purchased	—	—	588,677	18,476
Payable for fund shares redeemed	2,730,123	—	35,885	71,310
Payable to affiliates	70,953	22,292	221,016	28,438
Payable for trustee fees	2,138	237	5,315	125
Other accrued expenses and liabilities	80,710	47,390	104,528	39,568

Total liabilities	2,883,924	69,919	955,421	157,917

NET ASSETS	$226,074,325	$28,550,403	$877,489,942	$61,222,393

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$247,775,350	$27,268,175	$967,508,633	$53,912,462
Undistributed net investment income	4,614,683	—	19,380,290	14,277
Accumulated net realized gain (loss)	(43,910,897)	67,587	(130,672,769)	(1,266,479)
Net unrealized appreciation	17,595,189	1,214,641	21,273,788	8,562,133

NET ASSETS	$226,074,325	$28,550,403	$877,489,942	$61,222,393

* Cost of investments in non-affiliated underlying funds	$210,249,047	$27,294,487	$—	$51,565,212
** Cost of investments in affiliated underlying funds	$—	$—	$856,538,653	$—
*** Cost of short-term investments	$1,069,563	$87,527	$—	$—
****Cost short-term investments in underlying funds	$—	$—	$—	$807,012

Class ADV:
Net assets	$769,295	$28,055,742	$2,651,579	n/a
Shares authorized	unlimited	unlimited	unlimited	n/a
Par value	$0.001	$0.001	$0.001	n/a
Shares outstanding	90,266	2,680,532	319,415	n/a
Net asset value and redemption price per share	$8.52	$10.47	$8.30	n/a
Class I:
Net assets	$813,230	$491,452	$1,837,810	n/a
Shares authorized	unlimited	unlimited	unlimited	n/a
Par value	$0.001	$0.001	$0.001	n/a
Shares outstanding	94,159	46,923	218,556	n/a
Net asset value and redemption price per share	$8.64	$10.47	$8.41	n/a
Class S:
Net assets	$224,491,800	$3,209	$873,000,553	$61,222,393
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	26,052,145	307	104,266,384	5,717,655
Net asset value and redemption price per share	$8.62	$10.47	$8.37	$10.71

See Accompanying Notes to Financial Statements

14

STATEMENTS OF OPERATIONS

	ING DFA World Equity Portfolio	ING DFA Global Allocation Portfolio	ING Franklin Templeton Founding Strategy Portfolio	ING Oppenheimer Active Allocation Portfolio
	Year Ended December 31, 2010	April 30, 2010(1) to December 31, 2010	Year Ended December 31, 2010	Year Ended December 31, 2010
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$5,035,619	$—	$—	$—
Dividends from affiliated underlying funds	1,920	102	22,148,083	—
Dividends from non-affiliated underlying funds	271,591	544,504	—	952,828

Total investment income	5,309,130	544,606	22,148,083	952,828

EXPENSES:
Investment management fees	471,927	41,929	—	90,643
Distribution and service fees:
Class ADV	1,726	125,409	8,192	—
Class S	431,405	5	2,110,919	90,643
Transfer agent fees	249	248	868	117
Administrative service fees	174,138	16,771	423,649	36,257
Shareholder reporting expense	49,929	43,888	56,283	18,421
Professional fees	26,117	29,325	38,307	26,958
Custody and accounting expense	57,756	2,021	67,145	6,048
Trustee fees	3,286	600	25,709	937
Offering expense	—	12,648	—	—
Miscellaneous expense	11,427	3,270	29,279	5,152
Interest expense	215	—	—	—

Total expenses	1,228,175	276,114	2,760,351	275,176
Net waived and reimbursed fees	(563,611)	(100,149)	(1,643)	(21,105)

Net expenses	664,564	175,965	2,758,708	254,071

Net investment income	4,644,566	368,641	19,389,375	698,757

REALIZED AND UNREALIZED GAIN (LOSS) ON
Net realized gain (loss) on:
Investments	17,752,937	—	—	—
Affiliated underlying funds	—	—	(43,669,324)	—
Non-affiliated underlying funds	(714,202)	(25,008)	—	961,189
Capital gain distributions from non-affiliated underlying funds	80,851	144,016	—	42,032
Foreign currency related transactions	(29,696)	—	—	—
Futures	196,521	—	—	—

Net realized gain (loss)	17,286,411	119,008	(43,669,324)	1,003,221

Net change in unrealized appreciation or depreciation on:
Investments	1,033,553	—	—	—
Affiliated underlying funds	—	—	110,466,746	—
Non-affiliated underlying funds	17,593,843	1,214,641	—	3,593,542
Foreign currency related transactions	68,384	—	—	—
Futures	(14,887)	—	—	—

Net change in unrealized appreciation or depreciation on investments	18,680,893	1,214,641	110,466,746	3,593,542

Net realized and unrealized gain	35,967,304	1,333,649	66,797,422	4,596,763

Increase in net assets resulting from operations	$40,611,870	$1,702,290	$86,186,797	$5,295,520

* Foreign taxes withheld	$23,575	$—	$—	$—
(1)	Commencement of operations

See Accompanying Notes to Financial Statements

15

STATEMENTS OF CHANGES IN NET ASSETS

	ING DFA World Equity Portfolio		ING DFA Global Allocation Portfolio
	Year Ended December 31, 2010	Year Ended December 31, 2009	April 30, 2010(1) to December 31, 2010
FROM OPERATIONS:
Net investment income	$4,644,566	$3,140,642	$368,641
Net realized gain	17,286,411	3,521,802	119,008
Net change in unrealized appreciation	18,680,893	22,496,576	1,214,641

Increase in net assets resulting from operations	40,611,870	29,159,020	1,702,290

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(3,058)	—	(432,151)
Class I	(9,633)	(8)	(9,266)
Class S	(3,087,731)	(2,341)	(56)
Net realized gains:
Class ADV	—	—	(14,248)
Class I	—	—	(248)
Class S	—	—	(2)

Total distributions	(3,100,422)	(2,349)	(455,971)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	56,956,447	18,180,514	27,073,305
Reinvestment of distributions	3,100,422	2,349	455,971

	60,056,869	18,182,863	27,529,276
Cost of shares redeemed	(27,631,110)	(23,332,177)	(225,192)

Net increase (decrease) in net assets resulting from capital share transactions	32,425,759	(5,149,314)	27,304,084

Net increase in net assets	69,937,207	24,007,357	28,550,403

NET ASSETS:
Beginning of period	156,137,118	132,129,761	—

End of period	$226,074,325	$156,137,118	$28,550,403

Undistributed net investment income at end of period	$4,614,683	$3,100,111	$—

(1)	Commencement of operations

See Accompanying Notes to Financial Statements

16

STATEMENTS OF CHANGES IN NET ASSETS

	ING Franklin Templeton Founding Strategy Portfolio		ING Oppenheimer Active Allocation Portfolio
	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2010	Year Ended December 31, 2009
FROM OPERATIONS:
Net investment income	$19,389,375	$21,631,785	$698,757	$172,416
Net realized gain (loss)	(43,669,324)	(61,237,375)	1,003,221	(769,181)
Net change in unrealized appreciation	110,466,746	244,923,963	3,593,542	5,908,513

Increase in net assets resulting from operations	86,186,797	205,318,373	5,295,520	5,311,748

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(34,066)	(15)	—	—
Class I	(38,931)	(29,495)	—	—
Class S	(21,546,357)	(22,315,860)	(691,122)	(174,002)
Net realized gains:
Class ADV	—	(10)	—	—
Class I	—	(13,082)	—	—
Class S	—	(10,673,759)	(1,202,341)	(42,608)

Total distributions	(21,619,354)	(33,032,221)	(1,893,463)	(216,610)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	12,884,204	31,642,637	36,464,020	17,135,896
Reinvestment of distributions	21,619,354	33,032,221	1,893,463	187,721

	34,503,558	64,674,858	38,357,483	17,323,617
Cost of shares redeemed	(90,171,006)	(63,267,488)	(6,806,835)	(3,440,298)

Net increase (decrease) in net assets resulting from capital share transactions	(55,667,448)	1,407,370	31,550,648	13,883,319

Net increase in net assets	8,899,995	173,693,522	34,952,705	18,978,457

NET ASSETS:
Beginning of period	868,589,947	694,896,425	26,269,688	7,291,231

End of period	$877,489,942	$868,589,947	$61,222,393	$26,269,688

Undistributed (distributions in excess of) net investment income at end of period	$19,380,290	$21,610,269	$14,277	$6,642

See Accompanying Notes to Financial Statements

17

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions									Ratios to average net assets							Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income		From net realized gains	From return of capital	Payment by affiliate	Total distributions	Net asset value, end of year or period	Total Return(1)		Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments, if any(2)(3)(4)		Expenses net of all reductions/additions(2)(3)(4)		Net investment income (loss)(2)(3)(4)		Net assets, end of year or period	Portfolio turnover rate

Year or period ended	($)	($)		($)	($)	($)		($)	($)	($)	($)	($)	(%)		(%)	(%)		(%)		(%)		($000's)	(%)
ING DFA World Equity Portfolio
Class ADV
12-31-10	7.01	0.27		1.40	1.67	0.16		—	—	—	0.16	8.52	24.21		1.21	0.88	†	0.88	†	3.45	†	769	132
12-31-09	5.78	0.11		1.09	1.20	0.00	*	—	—	0.03	—	7.01	21.28	††	1.27	0.99		0.99		1.88		1	128
12-31-08	10.41	0.14	•	(4.65)	(4.51)	0.12		—	—	—	0.12	5.78	(43.34)		1.40	0.99		0.99		1.69		1	88
08-20-07(5) - 12-31-07	10.00	0.05		0.38	0.43	0.01		0.01	—	—	0.02	10.41	4.36		1.28	0.99		0.99		1.22		1	180
Class I
12-31-10	7.05	0.30		1.45	1.75	0.16		—	—	—	0.16	8.64	25.22		0.46	0.13	†	0.13	†	3.78	†	813	132
12-31-09	5.78	0.15	•	1.09	1.24	0.00	*	—	—	0.03	—	7.05	21.98	††	0.52	0.39		0.39		2.39		333	128
12-31-08	10.41	0.17	•	(4.64)	(4.47)	0.16		—	—	—	0.16	5.78	(42.88)		0.65	0.39		0.39		2.30		93	88
08-20-07(5) - 12-31-07	10.00	0.07	•	0.39	0.46	0.04		0.01	—	—	0.05	10.41	4.62		0.53	0.39		0.39		1.82		1	180
Class S
12-31-10	7.04	0.18		1.54	1.72	0.14		—	—	—	0.14	8.62	24.84		0.71	0.38	†	0.38	†	2.66	†	224,492	132
12-31-09	5.78	0.14		1.09	1.23	0.00	*	—	—	0.03	—	7.04	21.80	††	0.77	0.64		0.64		2.29		155,803	128
12-31-08	10.41	0.17	•	(4.66)	(4.49)	0.14		—	—	—	0.14	5.78	(43.05)		0.90	0.64		0.64		2.09		132,036	88
08-20-07(5) - 12-31-07	10.00	0.06	•	0.39	0.45	0.03		0.01	—	—	0.04	10.41	4.58		0.78	0.64		0.64		1.55		110,405	180

ING DFA Global Allocation Portfolio
Class ADV
04-30-10(5) - 12-31-10	10.00	0.14	•	0.50	0.64	0.16		0.01	—	—	0.17	10.47	6.40		1.65	1.05	†	1.05	†	2.17	†	28,056	9
Class I
04-30-10(5) - 12-31-10	10.00	0.92	•	(0.24)	0.68	0.20		0.01	—	—	0.21	10.47	6.77		0.90	0.45	†	0.45	†	13.44	†	491	9
Class S
04-30-10(5) - 12-31-10	10.00	0.16		0.50	0.66	0.18		0.01	—	—	0.19	10.47	6.64		1.15	0.70	†	0.70	†	2.45	†	3	9

See Accompanying Notes to Financial Statements

18

FINANCIAL HIGHLIGHTS  (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions								Ratios to average net assets				Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains		From return of capital	Total distributions		Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments, if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate

Year or period ended	($)	($)		($)	($)	($)	($)		($)	($)		($)	(%)	(%)	(%)	(%)	(%)	($000's)	(%)
ING Franklin Templeton Founding Strategy Portfolio
Class ADV
12-31-10	7.74	0.18	•	0.60	0.78	0.22	—		—	0.22		8.30	10.40	0.83	0.68	0.68	2.26	2,652	10
12-31-09	6.19	0.17	•	1.63	1.80	0.15	0.10		—	0.25		7.74	29.82	0.84	0.69	0.69	2.61	1	14
12-31-08	9.68	0.16		(3.65)	(3.49)	—	0.00	*	—	0.00	*	6.19	(36.04)	0.84	0.69	0.69	2.01	1	12
04-30-07(5) -12-31-07	10.00	0.03		(0.35)	(0.32)	—	—		—	—		9.68	(3.20)	0.84	0.69	0.69	0.51	1	4
Class I
12-31-10	7.80	0.15	•	0.68	0.83	0.22	—		—	0.22		8.41	10.97	0.08	0.08	0.08	1.96	1,838	10
12-31-09	6.26	0.20	•	1.66	1.86	0.22	0.10		—	0.32		7.80	30.63	0.09	0.09	0.09	3.02	4,335	14
12-31-08	9.73	0.49	•	(3.95)	(3.46)	0.01	0.00	*	—	0.01		6.26	(35.55)	0.09	0.09	0.09	6.49	644	12
04-30-07(5) -12-31-07	10.00	0.07		(0.34)	(0.27)	—	—		—	—		9.73	(2.70)	0.09	0.09	0.09	1.11	1	4
Class S
12-31-10	7.76	0.19		0.62	0.81	0.20	—		—	0.20		8.37	10.77	0.33	0.33	0.33	2.29	873,001	10
12-31-09	6.23	0.19		1.64	1.83	0.20	0.10		—	0.30		7.76	30.30	0.34	0.34	0.34	2.88	864,254	14
12-31-08	9.70	0.23	•	(3.69)	(3.46)	0.01	0.00	*	—	0.01		6.23	(35.69)	0.34	0.34	0.34	2.86	694,251	12
04-30-07(5) -12-31-07	10.00	0.00	*	(0.30)	(0.30)	—	—		—	—		9.70	(3.00)	0.34	0.34	0.34	0.17	526,804	4
ING Oppenheimer Active Allocation Portfolio
Class S
12-31-10	9.71	0.19	•	1.17	1.36	0.12	0.24		—	0.36		10.71	14.13	0.76	0.70	0.70	1.93	61,222	116
12-31-09	7.65	0.06		2.08	2.14	0.06	0.02		—	0.08		9.71	27.94	1.99	0.70	0.70	0.96	26,270	115
10-02-08(5) -12-31-08	10.00	0.13		(2.42)	(2.29)	0.06	—		—	0.06		7.65	(22.84)	5.48	0.70	0.70	4.74	7,291	23

(1)

Total return is calculated assuming reinvestment of dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(2)	Annualized for periods less than one year.
(3)	Expense ratios do not include expenses of underlying funds and do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.
(4)

Expense ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed by the Investment Advisers and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Advisers and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.

(5)	Commencement of operations.
•	Calculated using average number of shares outstanding throughout the period.
*	Amount is less than $0.005 or more than $(0.005).
†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income or loss ratio (Note 3).
††	Excluding a payment by affiliate in 2009, ING DFA World Equity Portfolio total return would have been 20.80%, 21.50% and 21.31% for Class ADV, Class I and Class S, respectively.

See Accompanying Notes to Financial Statements

19

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2010

NOTE 1 — ORGANIZATION

Organization. ING Investors Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”) as an open-end management investment company. The Trust was organized as a Massachusetts business trust on August 3, 1988. The Trust currently consists of fifty-one active separate investment series. The four Portfolios included in this report are: ING DFA World Equity Portfolio (“DFA World Equity”), ING DFA Global Allocation Portfolio (“DFA Global Allocation”), ING Franklin Templeton Founding Strategy Portfolio (“Franklin Templeton Founding Strategy”) and ING Oppenheimer Active Allocation Portfolio (“Oppenheimer Active Allocation”) (each, a “Portfolio” and collectively, the “Portfolios”). Each Portfolio is a diversified series of the Trust.

On April 30, 2010, the ING Focus 5 Portfolio was renamed the ING DFA Global All Equity Portfolio and was converted from a stand alone mutual fund, which invested directly in securities, to a fund-of-funds, which invests in other mutual funds. On August 23, 2010, ING DFA Global All Equity Portfolio was renamed ING DFA World Equity Portfolio.

Each Portfolio, except Oppenheimer Active Allocation, offers the three following classes of shares: Class ADV, Class I and Class S. Oppenheimer Active Allocation only offers Class S. The separate classes of shares differ principally in distribution fees, shareholder servicing fees and transfer agency fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Portfolios and earn income and realized gains/losses from the Portfolios pro rata based on the average daily net assets of each class, without distinction between share classes. Expenses that are specific to a portfolio or a class are charged directly to that portfolio or class. Other operating expenses shared by several portfolios are generally allocated among those portfolios based on average net assets. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gain distributions are allocated to each class pro rata based on shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from the differences in separate class expenses, including distribution and shareholder service fees, if applicable.

Each Portfolio’s shares may be offered to variable annuity and variable life insurance separate accounts, qualified pension and retirement plans outside the separate account context, custodial accounts, certain investment advisers and their affiliates in connection with the creation or management of the Portfolios and certain other investment management companies.

Directed Services LLC (“DSL”) serves as the investment adviser to DFA World Equity, DFA Global Allocation and Franklin Templeton Founding Strategy. ING Investments, LLC (“ING Investments” or “Investment Adviser”) serves as the investment adviser (collectively with DSL, the “Investment Advisers”) to Oppenheimer Active Allocation. ING Funds Services, LLC serves as the administrator (“IFS” or the “Administrator”) for the Portfolios. ING Investments Distributor, LLC (formerly, ING Funds Distributor, LLC) (“IID” or the “Distributor”) serves as the principal underwriter to the Portfolios.

DSL, ING Investments, IFS and IID are indirect, wholly-owned subsidiaries of ING Groep N.V. (“ING Groep”). ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services.

ING Groep has adopted a formal restructuring plan that was approved by the European Commission in November 2009 under which the ING life insurance businesses, including the retirement services and investment management businesses, which include the Investment Advisers and their affiliates, would be divested by ING Groep by the end of 2013. While there can be no assurance that it will be carried out, the restructuring plan presents certain risks, including uncertainty about the effect on the businesses of the ING entities that service the Portfolios and potential termination of the Portfolios’ existing advisory agreements, which may trigger the need for shareholder approval of new agreements.

DFA World Equity and DFA Global Allocation seek to achieve their investment objectives by investing in underlying funds sub-advised by Dimensional Fund Advisors LP that, in turn, invest directly in a wide range of portfolio securities (i.e., stocks and bonds). Prior to April 30, 2010, DFA World Equity had a different investment objective and was sub-advised by ING Investment Management Co.

Franklin Templeton Founding Strategy seeks to achieve its investment objective by investing in other ING mutual funds (“Underlying Funds”) sub-advised by Franklin Advisers, Inc., Franklin Mutual Advisers, LLC or its affiliate Templeton Global Advisors Limited that, in turn, invest directly in a wide range of portfolio securities (i.e., stocks and bonds).

20

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

NOTE 1 — ORGANIZATION (continued)

Oppenheimer Active Allocation seeks to achieve its investment objective by investing in Underlying Funds sub-advised by OppenheimerFunds, Inc. that, in turn, invest directly in a wide range of portfolio securities (i.e., stocks and bonds).

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Portfolios in the preparation of its financial statements. Such policies are in conformity with U.S. generally accepted accounting principles for investment companies.

A. Security Valuation. All investments in securities are recorded at their estimated fair value, as described below. Prior to April 30, 2010 for DFA World Equity and for the year ended December 31, 2010 for exchange traded funds (“ETFs”) held by Oppenheimer Active Allocation, investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ will be valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Investments in open-end mutual funds are valued at net asset value. Investments in securities of sufficient credit quality maturing in 60 days or less are valued at amortized cost which approximates fair value.

Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of fair market value obtained from yield data relating to investments or securities with similar characteristics. U.S. government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities, which are subject to limitations as to their sale) are valued at their fair values, as defined in the 1940 Act, and as determined in good faith by or under the supervision of the Portfolio’s Board of Trustees (“Board”), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that the Portfolio calculates its net asset value (“NAV”) may also be valued at their fair values, as defined by the 1940 Act, and as determined in good faith by or under the supervision of the Board, in accordance with methods that are specifically authorized by the Board. All such fair valuations are made in accordance with valuation procedures of the Portfolio (the “Valuation Procedures”) which have been approved by the Board. The valuation techniques applied in any specific instance are set forth in the Valuation Procedures and may vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Portfolio related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies’ securities. The value of a foreign security traded on an exchange outside the United States is generally based on its price on the principal foreign exchange where it trades as of the time the Portfolio determines its NAV or if the foreign exchange closes prior to the time the Portfolio determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the New York Stock Exchange (“NYSE”) is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of the Portfolio’s NAV may not take place contemporaneously with the determination of the prices of securities held by the Portfolio in foreign securities markets. Further, the value of the Portfolio’s assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of the Portfolio. In calculating the Portfolio’s NAV, foreign securities denominated in foreign currency are converted to

U.S. dollar equivalents. If an event occurs after the time at which the market for foreign securities held by the Portfolio closes but before the time that the Portfolio’s NAV is calculated, such event may cause

21

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time the Portfolio determines its NAV. In such a case, the Portfolio will use the fair value of such securities as determined under the Portfolio’s valuation procedures. Events after the close of trading on a foreign market that could require the Portfolio to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time the Portfolio calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that a Portfolio could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, the Portfolio is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes the Portfolio to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time the Portfolio determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in the Portfolio’s NAV.

The above methodology also applied to fair value certain securities that DFA World Equity holds after April 30, 2010 and its conversion to a fund-of-funds structure.

For the period beginning April 30, 2010 for DFA World Equity and for the entire reporting period for DFA Global Allocation, Franklin Templeton Founding Strategy and Oppenheimer Active Allocation, the valuations of the Portfolios’ investments in Underlying Funds are based on the NAVs of the Underlying Funds each business day.

Fair value is defined as the price that the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each investment asset or liability of the Portfolios is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the sub-adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality which are valued at amortized cost, which approximates fair value, are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Portfolios’ investments under these levels of classification is included following each Portfolio of Investments.

For the year ended December 31, 2010, there have been no significant changes to the fair valuation methodologies.

Each Portfolio classifies each of its investments in the Underlying Funds as Level 1, without consideration as to the classification level of the specific investments held by the Underlying Funds.

B. Security Transactions and Revenue Recognition. Security transactions are accounted for on trade date. Dividend income received from the affiliated funds is recognized on the ex-dividend date and is recorded as income distributions in the Statements of Operations. Capital gain distributions received from the underlying funds are recognized on ex-dividend date and are recorded on the Statements of Operations as such. Costs used in determining realized gains and losses on the sales of investment securities are on the basis of specific identification.

22

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

C. Foreign Currency Translation. Prior to April 30, 2010 for DFA World Equity, the Portfolio was maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis: (1) Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day. (2) Purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions. Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Portfolio does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and the U.S. government. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. After April 30, 2010, DFA World Equity invests directly in underlying funds and no longer holds foreign securities.

D. Distributions to Shareholders. Each Portfolio records distributions to its shareholders on the ex-dividend date. Each Portfolio distributes dividends and capital gains, if any, annually. Each Portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

E. Federal Income Taxes. It is the policy of the Portfolios to comply with subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, no federal income tax provision is required. Management has considered the sustainability of the Portfolios’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

F. Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

G. Futures Contracts. Prior to April 30, 2010 for DFA World Equity, the Portfolio entered into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. The Portfolio may buy and sell futures contracts. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Portfolio assets are valued.

Upon entering into a futures contract, the Portfolio is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each

23

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. Open futures contracts are reported on a table following the Portfolio of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are footnoted in the Portfolio of Investments. Cash collateral held by the broker to cover initial margin requirements on open futures contracts are noted in the Portfolio’s Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Portfolio’s Statement of Operations. Realized gains (losses) are reported in the Portfolio’s Statement of Operations at the closing or expiration of futures contracts.

Futures contracts are exposed to the market risk factor of the underlying financial instrument. Prior to April 30, 2010, DFA World Equity purchased equity futures contracts to increase exposure to equity risk. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where the Portfolio is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Portfolio’s securities. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

For the year ended December 31, 2010, DFA World Equity had a realized gain (loss) and a change in unrealized gain (loss) of $196,521 and $(14,887), respectively, on equity futures contracts. The Portfolio had an average notional value on purchased futures contracts of $1,058,708. There were no open futures contracts at December 31, 2010.

H. Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.

NOTE 3 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

DFA World Equity, DFA Global Allocation and Franklin Templeton Founding Strategy have entered into an investment management agreement (“Investment Management Agreement”) with DSL. The Investment Management Agreement compensates DSL with a fee, computed daily and payable monthly, based on the average daily net assets of each Portfolio. DFA World Equity and DFA Global Allocation pay DSL a fee of 0.25% of their respective average daily net assets. Additionally, DSL has agreed to waive 0.22% of the advisory fee for DFA World Equity through May 1, 2011. Prior to April 30, 2010, DFA World Equity paid an advisory fee of 0.32% of its average daily net assets. Franklin Templeton Founding Strategy does not pay DSL an advisory fee.

Oppenheimer Active Allocation entered into an Investment Management Agreement with ING Investments. The Investment Management Agreement compensates IIL with a fee, computed daily and payable monthly, based on the average daily net assets of Oppenheimer Active Allocation. Oppenheimer Active Allocation pays ING Investments a fee of 0.25% of its average daily net assets.

During the period, ING Portfolios were permitted to invest end-of-day cash balances into ING Institutional Prime Money Market Fund. Investment management fees paid by the Portfolios were reduced by an amount equal to the management fees paid indirectly to ING Institutional Prime Money Market Fund with respect to assets invested by the Portfolios. For the year ended December 31, 2010, the Investment Adviser for DFA World Equity waived $514 and DFA Global Allocation waived $41. These fees are not subject to recoupment.

Effective December 20, 2010, ING Institutional Prime Money Market Fund was liquidated. As a result of this liquidation, the Portfolios will no longer invest end-of-day cash balances into ING Institutional Prime Money Market Fund.

IFS acts as administrator and provides certain administrative and shareholder services necessary for the Portfolios’ operations and is responsible for the supervision of other service providers. The Administrator receives compensation in the amount equal to 0.10%, 0.10%, 0.05% and 0.10% of the average daily net assets of DFA World Equity, DFA Global Allocation, Franklin Templeton Founding Strategy and Oppenheimer Active Allocation, respectively.

24

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

NOTE 4 — INVESTMENTS IN UNDERLYING FUNDS

For the year ended December 31, 2010, the cost of purchases and the proceeds from the sales of the Underlying Funds were as follows:

	Purchases	Sales
DFA Global World Equity	$247,629,313	$210,003,819
DFA Global Allocation	29,519,602	2,344,108
Franklin Templeton Founding Strategy	84,518,542	142,419,120
Oppenheimer Active Allocation	71,822,145	41,788,323

NOTE 5 — DISTRIBUTION AND SERVICE FEES

The Trust has entered into a Shareholder Service Plan (the “Agreement”) for the Class S shares of the Portfolios. The Agreement compensates IID for the provision of shareholder services and/or account maintenance services to direct or indirect beneficial owners of Class S. Under the Agreement, the Portfolios make payments to the Distributor at an annual rate of 0.25% of the Portfolio’s average daily net assets attributable to Class S.

Class ADV has a Rule 12b-1 Service and Distribution Plan. Class ADV shares pay a service fee of 0.25% and a distribution fee of 0.50% of each Portfolio’s (except Oppenheimer Active Allocation) average daily net assets attributable to Class ADV shares. For DFA Global Allocation and Franklin Templeton Founding Strategy, IID has contractually agreed to waive a portion of this fee equal to 0.15% of each Portfolio’s average daily net assets attributable to the distribution fee paid by Class ADV shares, so that the actual fee paid by Class ADV shares is an annual rate of 0.35%. The expense waiver will continue through at least May 1, 2011. Prior to its conversion on April 30, 2010, this waiver also applied to Class ADV shares of DFA World Equity.

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At December 31, 2010, the Portfolios had the following amounts recorded in payable to affiliates on the accompanying Statements of Assets and Liabilities:

Portfolio	Accrued Investment Management Fees	Accrued Administrative Fees	Accrued Shareholder Service and Distribution Fees	Total
DFA World Equity	$5,610	$18,740	$46,603	$70,953
DFA Global Allocation	5,916	2,367	14,009	22,292
Franklin Templeton Founding Strategy	—	36,781	184,235	221,016
Oppenheimer Active Allocation	11,849	4,740	11,849	28,438

At December 31, 2010, the following indirect, wholly-owned subsidiaries of ING Groep owned more than 5% of a Portfolio:

Subsidiary	Portfolio	Percentage (%)
ING USA Annuity and Life Insurance	DFA World Equity	98.38%
	Franklin Templeton Founding Strategy	97.74%
	Oppenheimer Active Allocation	98.16%
ING USA Life & Annuity Co.	DFA Global Allocation	93.18%
ING National Trust	DFA Global Allocation	5.10%

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control. Investment activities of these shareholders could have a material impact on the Portfolios.

The Trust has adopted a Deferred Compensation Plan (the “Plan”), which allows eligible non-affiliated trustees as described in the Plan to defer the receipt of all or a portion of the trustees fees payable. Amounts deferred are treated as though invested in various “notional” funds advised by DSL and ING Investments until distribution in accordance with the Plan.

Note 7 — LINE OF CREDIT

DFA World Equity and DFA Global Allocation, in addition to certain other funds managed by the Investment Adviser, have entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon for an aggregate amount of $125,000,000. The proceeds may be used to: (1) temporarily finance the purchase and sale of securities; and (2) finance the redemption of shares of an investor in the funds. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Generally, borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.

DFA World Equity utilized the line of credit during the year ended December 31, 2010 as follows:

	Days Utilized	Approximate Average Daily Balance	Approximate Weighted Average Interest Rate
DFA World Equity	4	$1,365,000	1.44%

25

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

NOTE 8 — OTHER ACCRUED EXPENSES & LIABILITIES

At December 31, 2010, the Portfolios had the below payables included in Other Accrued Expenses and Liabilities on the Statement of Assets and Liabilities that exceeded 5% of total liabilities:

Portfolio	Accrued Expenses	Amount
DFA Global Allocation	Audit	$11,884
	Postage	28,864
Oppenheimer Active Allocation	Audit	17,820
	Postage	11,719

NOTE 9 — EXPENSE LIMITATION AGREEMENTS

DSL and ING Investments have agreed to limit expenses, excluding interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses to the levels listed below:

	Class ADV(1)	Class I(1)	Class S(1)
DFA World Equity(2)	1.05%	0.45%	0.70%
DFA Global Allocation	1.05%	0.45%	0.70%
Franklin Templeton Founding Strategy	0.74%	0.14%	0.39%
Oppenheimer Active Allocation	N/A	N/A	0.70%

(1)

The operating expense limits apply only at each Portfolio level and do not include fees payable by the underlying investment companies in which each Portfolio invests. For DFA World Equity, pursuant to a side letter effective April 30, 2010, the total expense limits including the underlying investment companies are 1.21%, 0.61% and 0.86% for Class ADV, Class I, and Class S shares respectively. This side letter is effective through and including May 1, 2012 and is not eligible for recoupment. For Franklin Templeton Founding Strategy, the total expense limits including the underlying investment companies are 1.50%, 0.90% and 1.15% for Class ADV, Class I and Class S shares, respectively.
(2)	Prior to April 30, 2010, the expense limits were 0.99%, 0.39% and 0.64% for Class ADV, Class I and Class S, respectively.

The Investment Advisers may at a later date recoup from each Portfolio management fees waived and other expenses assumed by the Investment Advisers during the previous 36 months, but only if, after such recoupment, that Portfolio’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Advisers of such waived and reimbursed fees are reflected on the accompanying Statements of Operations for the Portfolio. Outstanding reimbursement balances due to the Portfolios, if any, under its respective expense limitation agreements are reflected in Reimbursement Due from Investment Advisers on the accompanying Statements of Assets and Liabilities.

The expense limitation agreements are contractual and shall renew automatically for one-year terms unless DSL or ING Investments provide written termination of the expense limitation agreements within 90 days of the end of the then current term.

As of December 31, 2010, the amounts of waived and reimbursed fees that are subject to possible recoupment by the Investment Advisers and the related expiration dates are as follows:

	December 31,
	2011	2012	2013	Total
DFA World Equity	$—	$—	$230,972	$230,972
DFA Global Allocation	—	—	75,026	75,026
Oppenheimer Active Allocation	36,656	230,410	21,105	288,171

26

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

NOTE 10 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

Year or period ended	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
	#	#	#	#	($)	($)	($)	($)
DFA World Equity
Class ADV
12-31-10	98,679	425	(8,938)	90,166	747,127	3,058	(68,766)	681,419
12-31-09	—	—	(1)	(1)	—	—	(9)	(9)
Class I
12-31-10	389,527	1,327	(343,988)	46,866	2,931,862	9,632	(2,910,569)	30,925
12-31-09	38,058	1	(6,827)	31,232	213,960	8	(43,348)	170,620
Class S
12-31-10	6,762,011	425,307	(3,267,844)	3,919,474	53,277,458	3,087,732	(24,651,775)	31,713,415
12-31-09	3,271,923	408	(3,984,151)	(711,820)	17,966,557	2,341	(23,288,823)	(5,319,925)
DFA Global Allocation
Class ADV
04-30-10(1)-12-31-10	2,638,960	42,718	(1,146)	2,680,532	26,378,603	446,399	(11,724)	26,813,278
Class I
04-30-10(1)-12-31-10	66,418	910	(20,405)	46,923	691,692	9,514	(213,468)	487,738
Class S
04-30-10(1)-12-31-10	301	6	—	307	3,010	58	—	3,068
Franklin Templeton Founding Strategy
Class ADV
12-31-10	322,670	4,560	(7,915)	319,315	2,520,609	34,066	(60,450)	2,494,225
12-31-09	—	—	—	—	—	—	—	—
Class I
12-31-10	143,797	5,156	(486,009)	(337,056)	1,127,718	38,931	(3,675,993)	(2,509,344)
12-31-09	519,748	6,530	(73,602)	452,676	3,897,564	42,577	(475,047)	3,465,094
Class S
12-31-10	1,167,992	2,865,207	(11,124,349)	(7,091,150)	9,235,877	21,546,357	(86,434,563)	(55,652,329)
12-31-09	4,339,422	5,075,326	(9,514,500)	(99,752)	27,745,073	32,989,644	(62,792,441)	(2,057,724)
Oppenheimer Active Allocation
Class S
12-31-10	3,529,769	179,289	(697,172)	3,011,886	36,464,020	1,893,463	(6,806,835)	31,550,648
12-31-09	2,098,486	19,299	(365,718)	1,752,067	17,135,896	187,721	(3,440,298)	13,883,319

(1)	Commencement of operations.

27

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

28

NOTE 11 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

The following permanent tax differences have been reclassified as of December 31, 2010:

	Paid-in Capital	Undistributed Net Investment Income	Accumulated Net Realized Gains / (Losses)
DFA World Equity	$—	$(29,572)	$29,572
DFA Global Allocation	(35,909)	72,832	(36,923)
Oppenheimer Active Allocation	28,027	—	(28,027)

Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended December 31, 2010			Year Ended December 31, 2009
	Ordinary Income	Long-Term Capital Gains	Dividends Paid Deduction on Redemptions(1)	Ordinary Income	Long-Term Capital Gains	Dividends Paid Deduction on Redemptions
DFA World Equity	$3,100,422	$—	$—	$2,349	$—	$—
DFA Global Allocation	441,473	14,498	—	—	—	—
Franklin Templeton Founding Strategy	21,619,354	—	—	22,352,008	10,680,213	—
Oppenheimer Active Allocation	1,180,132	713,331	28,027	179,886	36,724	3,809

(1) Treated as a long-term capital gain distribution for tax purposes.

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2010 were:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Unrealized Appreciation/ (Depreciation)	Post-October Capital Loss Deferred	Capital Loss Carryforwards	Expiration Dates
DFA World Equity	$4,614,683	$—	$17,136,156	$—	$(43,451,864)	2016
DFA Global Allocation	—	67,815	1,214,413	—	—	—
Franklin Templeton Founding Strategy	19,380,290	—	(65,073,706)	(3,577,803)	(18,260,768)	2017
					(22,486,704)	2018

					$(40,747,472)

Oppenheimer Active Allocation	25,206	13,918	7,270,807	—	—	—

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Portfolios. In general, the provisions of the Act will be effective for the Portfolios’ fiscal year ending December 31, 2011. Although the Act provides several benefits, including the unlimited carryforward of future capital losses, there may be a greater likelihood that all or a portion of each Portfolio’s pre-enactment capital loss carryforwards may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryforwards. Relevant information regarding the impact of the Act on the Portfolios, if any, will be contained within the Federal Income Taxes section of the notes to financial statements for the fiscal year ending December 31, 2011.

The Portfolios’ major tax jurisdictions are federal, Arizona, and Massachusetts. The earliest tax year that remains subject to examination by these jurisdictions is 2007.

As of December 31, 2010, no provisions for income tax would be required in the Portfolios’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Portfolios’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

NOTE 12 — CONCENTRATION OF INVESTMENT RISKS

All mutual funds involve risk — some more than others — and there is always the chance that you could lose money or not earn as much as you hope. A Portfolio’s risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. For more information regarding the types of securities and investment techniques that may be used by the Portfolios and their corresponding risks, see the Portfolios’ most recent Prospectus and/or the Statement of Additional Information.

The Portfolios are also affected by other kinds of risks, depending on the types of securities held or strategies used by an Underlying Fund.

Asset Allocation. Assets will be allocated among Underlying Funds and markets based on judgments by the Adviser or Sub-Adviser. There is a risk that the Portfolios may allocate assets to an Underlying Fund or market that underperforms other funds or asset classes.

Foreign Securities. Investments in foreign securities may entail risks not present in domestic investments. Since securities in which an Underlying Fund may invest are denominated in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Underlying Funds. Foreign investments may also subject the Underlying Funds to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, as well as changes vis-a-vis the U.S. dollar from movements in currency, and changes in security value and interest rate, all of which could affect the market and/or credit risk of the Underlying Funds’ investments.

Emerging Markets Investments. Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in emerging market countries.

NOTE 13 — SUBSEQUENT EVENTS

The Portfolios have evaluated events occurring after the Statements of Assets and Liabilities date (subsequent events) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. No such subsequent events were identified.

29

ING DFA WORLD EQUITY PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2010

Shares		Value	Percent of Net Assets

MUTUAL FUNDS: 100.8%
	Open-End Funds: 100.8%
940,039	DFA Emerging Markets Core Equity Portfolio	$20,831,264	9.2
1,379,265	DFA International Real Estate Securities Portfolio	6,923,910	3.1
1,308,911	DFA International Vector Equity Portfolio	14,162,418	6.3
2,535,419	DFA Large Cap International Portfolio	50,480,197	22.3
2,654,332	DFA U.S. Core Equity 1 Portfolio	29,197,649	12.9
728,902	DFA U.S. Small Cap Portfolio	15,569,350	6.9
2,343,037	DFA U.S. Large Company Portfolio	23,196,064	10.3
1,025,569	VA International Small Portfolio	11,568,415	5.1
1,983,757	VA International Value Portfolio	24,380,369	10.8
1,049,414	VA U.S. Large Value Portfolio	15,846,150	7.0
1,345,378	VA U.S. Targeted Value Portfolio	15,687,104	6.9
	Total Mutual Funds
	(Cost $210,249,047)	227,842,890	100.8

SHORT-TERM INVESTMENTS: 0.5%
	Mutual Funds: 0.5%
1,069,563	Blackrock Liquidity Funds TempFund Portfolio - Class I	1,069,563	0.5
	Total Short-Term Investments (Cost $1,069,563)	1,069,563	0.5

	Total Investments in Securities (Cost $211,318,610) *	$228,912,453	101.3
	Other Assets and Liabilities - Net	(2,838,128)	(1.3)

	Net Assets	$226,074,325	100.0

*	Cost for federal income tax purposes is $211,777,643.
	Net unrealized appreciation consists of:
	Gross Unrealized Appreciation	$17,134,810
	Gross Unrealized Depreciation	-

	Net Unrealized Appreciation	$17,134,810

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2010 in valuing the Portfolio’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2010
Asset Table
Investments, at value
Affiliated Investment Companies	$227,842,890	$—	$—	$227,842,890
Short-Term Investments	1,069,563	—	—	1,069,563

Total Investments, at value	$228,912,453	$—	$—	$228,912,453

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

30

ING DFA GLOBAL ALLOCATION PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2010

Shares			Value	Percent of Net Assets

MUTUAL FUNDS: 99.9%
		Open-End Funds: 99.9%
82,586		DFA Emerging Markets Core Equity Portfolio	$1,830,102	6.4
103,504		DFA International Real Estate Securities Portfolio	519,592	1.8
79,021		DFA International Vector Equity Portfolio	855,008	3.0
188,982		DFA Large Cap International Portfolio	3,762,638	13.2
412,457		DFA Selectively Hedged Global Fixed Income Portfolio	4,264,803	15.0
213,088		DFA U.S. Core Equity 1 Portfolio	2,343,968	8.2
54,281		DFA U.S. Small Cap Portfolio	1,159,450	4.1
140,090		DFA U.S. Large Company Portfolio	1,386,894	4.9
398,842		VA Global Bond Portfolio	4,283,560	15.0
78,165		VA International Small Portfolio	881,702	3.1
155,894		VA International Value Portfolio	1,915,943	6.7
275,139		VA Short-Term Fixed Portfolio	2,806,418	9.8
83,721		VA U.S. Large Value Portfolio	1,264,180	4.4
105,906		VA U.S. Targeted Value Portfolio	1,234,870	4.3
		Total Mutual Funds ( Cost $27,294,487)	28,509,128	99.9

SHORT-TERM INVESTMENTS: 0.3%
		Mutual Funds: 0.3%
87,527		Blackrock Liquidity Funds TempFund Portfolio - Class I	87,527	0.3
		Total Short-Term Investments (Cost $87,527)	87,527	0.3

		Total Investments in Securities (Cost $27,382,014) *	$28,596,655	100.2
		Other Assets and Liabilities - Net	(46,252)	(0.2)

		Net Assets	$28,550,403	100.0

	*	Cost for federal income tax purposes is $27,382,242.
		Net unrealized appreciation consists of:
		Gross Unrealized Appreciation	$1,397,826
		Gross Unrealized Depreciation	(183,413)

		Net Unrealized Appreciation	$1,214,413

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2010 in valuing the Portfolio’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2010
Asset Table
Investments, at value
Affiliated Investment Companies	$28,509,128	$—	$—	$28,509,128
Short-Term Investments	87,527	—	—	87,527

Total Investments, at value	$28,596,655	$—	$—	$28,596,655

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

31

ING FRANKLIN TEMPLETON FOUNDING STRATEGY PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2010

Shares			Value	Percent of Net Assets

AFFILIATED INVESTMENT COMPANIES: 100.0%
29,111,647		ING Franklin Income Portfolio - Class I	$293,445,402	33.4
36,335,193		ING Franklin Mutual Shares Portfolio - Class I	292,861,658	33.4
25,911,589		ING Templeton Global Growth Portfolio - Class I	291,505,381	33.2

		Total Investments in Affiliated Investment Companies (Cost $856,538,653) *	$877,812,441	100.0
		Other Assets and Liabilities - Net	(322,499)	(0.0)

		Net Assets	$877,489,942	100.0

	*	Cost for federal income tax purposes is $942,886,147.
		Net unrealized depreciation consists of:
		Gross Unrealized Appreciation	$—
		Gross Unrealized Depreciation	(65,073,706)

		Net Unrealized Depreciation	$(65,073,706)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2010 in valuing the Portfolio’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2010
Asset Table
Investments, at value
Affiliated Investment Companies	$877,812,441	$—	$—	$877,812,441

Total Investments, at value	$877,812,441	$—	$—	$877,812,441

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

32

ING OPPENHEIMER ACTIVE ALLOCATION PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2010

Shares			Value	Percent of Net Assets

EXCHANGE-TRADED FUNDS: 0.9%
		Exchange-Traded Funds: 0.9%
5,307		iShares Barclays TIPS Bond Fund	$570,609	0.9
		Total Exchange-Traded Funds
		(Cost $ 564,333)	$570,609	0.9

MUTUAL FUNDS: 97.3%
		Open-End Funds: 97.3%
234,054	@	Oppenheimer Capital Appreciation Fund/VA	9,444,073	15.4
659,562		Oppenheimer Commodity Strategy Total Return Fund	2,420,592	4.0
706,159	@	Oppenheimer Core Bond Fund/VA	5,458,606	8.9
106,506		Oppenheimer Developing Markets Fund	3,841,689	6.3
20,690		Oppenheimer Gold & Special Minerals Fund	1,029,137	1.7
959,047	@	Oppenheimer High Income Fund/VA	2,042,769	3.3
387,592		Oppenheimer International Bond Fund	2,542,603	4.2
253,382		Oppenheimer International Growth Fund	7,069,364	11.5
61,414		Oppenheimer International Small Company Fund	1,503,415	2.5
375,615		Oppenheimer Limited-Term Government Fund	3,530,784	5.8
172,937	@	Oppenheimer Main Street Small- & Mid-Cap Fund	3,054,067	5.0
72,872	@	Oppenheimer Master Loan Fund	844,851	1.4
227,309		Oppenheimer Quest International Value Fund	3,764,234	6.1
37,285		Oppenheimer Real Estate Fund	704,685	1.1
553,321		Oppenheimer Value Fund	12,305,867	20.1

		Total Mutual Funds
		(Cost $ 51,000,879)	59,556,736	97.3

		Total Long-Term Investments
		(Cost $ 51,565,212)	60,127,345	98.2

SHORT-TERM INVESTMENTS: 1.3%
		Mutual Funds: 1.3%
807,012		Oppenheimer Institutional Money Market Fund	807,012	1.3
		Total Short-Term Investments (Cost $ 807,012)	807,012	1.3

		Total Investments in Securities (Cost $ 52,372,224) *	$60,934,357	99.5
		Other Assets and Liabilities - Net	288,036	0.5

		Net Assets	$61,222,393	100.0

@	Non-income producing security

*	Cost for federal income tax purposes is $53,663,550.
	Net unrealized appreciation consists of:
	Gross Unrealized Appreciation	$7,270,807
	Gross Unrealized Depreciation	—

	Net Unrealized Appreciation	$7,270,807

See Accompanying Notes to Financial Statements

33

ING OPPENHEIMER ACTIVE ALLOCATION PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2010 in valuing the Portfolio's assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2010
Asset Table
Investments, at value
Exchange-Traded Funds	$570,609	$—	$—	$570,609
Affiliated Investment Companies	59,556,736	—	—	59,556,736
Short-Term Investments	807,012	—	—	807,012

Total Investments, at value	$60,934,357	$—	—	$60,934,357

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

34

TAX INFORMATION (UNAUDITED)

Dividends paid during the year ended December 31, 2010 were as follows:

Portfolio Name	Type	Per Share Amount

ING DFA World Equity Portfolio
Class ADV	NII	$0.1578
Class I	NII	$0.1580
Class S	NII	$0.1422

ING DFA Global Allocation Portfolio
Class ADV	NII	$0.1639
Class I	NII	$0.2018
Class S	NII	$0.1887
All Classes	LTCG	$0.0054

ING Franklin Templeton Founding Strategy Portfolio
Class ADV	NII	$0.2203
Class I	NII	$0.2203
Class S	NII	$0.2027

ING Oppenheimer Active Allocation Portfolio
Class S	NII	$0.1249
Class S	STCG	$0.1095
Class S	LTCG	$0.1282

NII - Net investment income

STCG - Short-term capital gain

LTCG - Long-term capital gain

Of the ordinary distributions made during the year ended December 31, 2010, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:

ING DFA World Equity Portfolio	98.23%

ING DFA Global Allocation Portfolio	16.97%

ING Franklin Templeton Founding Strategy Portfolio	30.27%

ING Oppenheimer Active Allocation Portfolio	16.74%

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

35

TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Trust are managed under the direction of the Board. A Trustee who is not an interested person of the Registrants, as defined in the 1940 Act, is an independent trustee (‘‘Independent Trustee’’). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about trustees of the Trust and is available, without charge, upon request at (800) 992-0180.

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee
Independent Trustees:

Colleen D. Baldwin 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Trustee	November 2007 – Present	President, Glantuam Partners, LLC (January 2009 – Present); and Consultant (January 2005 – Present).	138	None.

John V. Boyer(4) 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Trustee	January 2005 – Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts education foundation, (January 2008 – Present). Formerly, Consultant (July 2007 – February 2008); President and Chief Executive Officer, Franklin and Eleanor Roosevelt Institute, a public policy foundation, (March 2006 – July 2007); and Executive Director, The Mark Twain House & Museum (September 1989 – March 2006).	138	None.

Patricia W. Chadwick 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Trustee	January 2006 – Present	Consultant and President, President, and Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 – Present).	138	Wisconsin Energy Corporation (June 2006 – Present) and The Royce Fund ( December 2009 – Present).

Peter S. Drotch 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 68	Trustee	November 2007 – Present	Retired. Formerly, Partner, PricewaterhouseCoopers LLP, an accounting firm, until July 2000.	138	First Marblehead Corporation (September 2003 – Present).

J. Michael Earley 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 65	Trustee	January 1997 – Present	Retired. Formerly, Banking President and Chief Executive Officer, Bankers Trust Company, N.A., Des Moines (June 1992 – December 2008).	138	None.

Patrick W. Kenny 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 67	Trustee	January 2005 – Present	Retired. Formerly, President and Chief Executive Officer, International Insurance Society (June 2001 – June 2009).	138	Assured Guaranty Ltd. (April 2004 – Present).

Sheryl K. Pressler 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Trustee	January 2006 – Present	Consultant (May 2001 – Present).	138	Stillwater Mining Company (May 2002 – Present).

Roger B. Vincent 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 65	Chairman and Trustee	January 1994 – Present	President, Springwell Corporation, a corporate finance firm (March 1989 – Present).	138	UGI Corporation (February 2006 – Present) and UGI Utilities, Inc. (February 2006 – Present).

36

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee
Trustees who are “Interested Persons”:

Robert W. Crispin(5) 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 64	Trustee	November 2007 – Present	Retired. Chairman and Chief Executive Officer, ING Investment Management Co. (July 2001 – December 2007).	138	Intact Financial Corporation (December 2004 – Present) and PFM Group (November 2010 – Present).

Shaun P. Mathews(3)(5) 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Trustee	November 2007 – Present	President and Chief Executive Officer, ING Investments, LLC (November 2006 – Present). Formerly, Head of ING Mutual Funds and Investment Products (November 2004 – November 2006).	175	ING Retirement Holdings, Inc. (September 1998 – Present); ING Services Holding Company, Inc. (May 2000 – Present); ING Financial Advisers, LLC (April 2002 – Present); Southland Life Insurance Company (June 2002 – Present); ING Capital Corporation, LLC and ING Investments Distributor, LLC(7) (December 2005 – Present); ING Funds Services, LLC(8) , ING Investments, LLC and ING Pilgrim Funding, Inc. (March 2006 – Present); and Directed Services LLC (December 2006 – Present)(9).

(1)	The tenure of each Trustee is subject to the Board’s retirement policy, which states that each Independent Trustee shall retire from service as a Trustee at the conclusion of the first regularly scheduled meeting of the Board that is held after the Trustee reaches the age of 72. A unanimous vote of the Board may extend the retirement date of a Trustee for up to one year. An extension may be permitted if the retirement would trigger a requirement to hold a meeting of shareholders of the Fund under applicable law, whether for purposes of appointing a successor to the Trustee or if otherwise necessary under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer needed.
(2)	For the purposes of this table (except for Mr. Mathews),“Fund Complex” means the following investment companies: ING Asia Pacific High Dividend Equity Income Fund, ING Emerging Markets High Dividend Equity Fund; ING Emerging Markets Local Bond Fund; ING Equity Trust; ING Funds Trust; ING Global Equity Dividend and Premium Opportunity Fund; ING Global Advantage and Premium Opportunity Fund; ING Infrastructure, Industrials, and Materials Fund; ING International High Dividend Equity Income Fund; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Prime Rate Trust; ING Risk Managed Natural Resources Fund; ING Senior Income Fund; ING Separate Portfolios Trust; ING Variable Insurance Trust; ING Variable Products Trust; and ING Partners, Inc.
(3)	For Mr. Mathews, the Fund Complex also includes the following investment companies: ING Series Fund, Inc.; ING Strategic Allocation Portfolios, Inc.; ING Variable Funds; ING Variable Portfolios, Inc.; ING Balanced Portfolio, Inc.; ING Intermediate Bond Portfolio; and ING Money Market Portfolio.
(4)	Mr. Boyer held a seat on the Board of Directors of The Mark Twain House & Museum from September 1989 to November 2005. ING Groep N.V. makes non-material, charitable contributions to The Mark Twain House & Museum.
(5)	Messrs. Mathews and Crispin are deemed to be “interested persons” of the Fund as defined in the 1940 Act because of their relationship with ING Groep, N.V., the parent corporation of the Investment Advisers, Directed Services LLC and ING Investments, LLC and the Distributor, ING Investments Distributor, LLC.
(6)	ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before it was known as Pilgrim America Investments, Inc.
(7)	ING Investments Distributor, LLC was previously named ING Funds Distributor, LLC. ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that, was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.
(8)	ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the successor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that, was known as Pilgrim America Group, Inc.
(9)	Directed Services LLC is the successor in interest to Directed Services, Inc.

37

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years

Shaun P. Mathews(5) 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	President and Chief Executive Officer	November 2006 – Present	President and Chief Executive Officer, ING Investments, LLC (November 2006 – Present). Formerly, Head of ING Mutual Funds and Investment Products (November 2004 – November 2006).

Michael J. Roland 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Executive Vice President	March 2003 – Present	Executive Vice President and Chief Operating Officer, ING Investments, LLC(2) and ING Funds Services, LLC(3) (January 207 – Present). Formerly, Executive Vice President, Head of Product Management (January 2005 – January 2007).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 60	Executive Vice President and Chief Investment Risk Officer	March 2003 – Present September 2009 – Present	Executive Vice President, ING Investments, LLC(2) (July 2000 Present) and Chief Investment Risk Officer, ING Investments, LLC(2) (January 2003 Present).

Joseph M. O’Donnell 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Executive Vice President and Chief Compliance Officer	March 2006 – Present November 2004 – Present	Chief Compliance Officer of the ING Funds (November 2004 – Present); Executive Vice President of the ING Funds (March 2006 – Present); Chief Compliance Officer of ING Investments, LLC(2) (March 2006 – July 2008 and October 2009 – Present); and Investment Advisor Chief Compliance Officer, Directed Services LLC(6) (March 2006 – July 2008 and October 2009 – Present). Formerly, Investment Advisor Chief Compliance Officer, ING Life Insurance and Annuity Company (March 2006 – December 2006).

Todd Modic 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 43	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 – Present	Senior Vice President, ING Funds Services, LLC(3) (March 2005 – Present).

Kimberly A. Anderson 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Senior Vice President	November 2003 – Present	Senior Vice President, ING Investments, LLC(2) (October 2003 – Present).

Robert Terris 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 40	Senior Vice President	May 2006 – Present	Senior Vice President, Head of Division Operations, ING Funds Services, LLC(3) (May 2006 Present). Formerly, Vice President of Administration, ING Funds Services, LLC(3) (October 2001 – May 2006).

Robyn L. Ichilov 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 43	Vice President and Treasurer	November 1999 – Present	Vice President and Treasurer, ING Funds Services, LLC(3) (November 1995 – Present) and ING Investments, LLC(2) (August 1997 – Present).

Lauren D. Bensinger 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Vice President	February 2003 – Present	Vice President, ING Investments, LLC(2) and ING Funds Services, LLC(3) (February 1996 Present); Director of Compliance, ING Investments, LLC(2) (October 2004 Present); and Vice President and Money Laundering Reporting Officer, ING Investments Distributor, LLC(4) (April 2010 – Present). Formerly, Chief Compliance Officer, ING Investments Distributor, LLC(4) (August 1995 April 2010).

William Evans 10 State House Square Hartford, Connecticut 06103 Age: 38	Vice President	September 2007 - Present	Senior Vice President (March 2010 – Present) and Head of Manager Research and Selection Group (April 2007 – Present). Formerly, Vice President, U.S. Mutual Funds and Investment Products (May 2005 – April 2007).

Maria M. Anderson 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Vice President	September2004 – Present	Vice President, ING Funds Services, LLC(3) (September 2004 – Present).

Denise Lewis 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Vice President	January 2007 – Present	Vice President, ING Funds Services, LLC (December 2006 – Present). Formerly, Senior Vice President, UMB Investment Services Group, LLC (November 2003 – December 2006).

38

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years

Kimberly K. Springer 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Vice President	March 2006 – Present	Vice President, ING Investment Management -ING Funds (March 2010 – Present); Vice President, ING Funds Services, LLC(3) (March 2006 – Present) and Managing Paralegal, Registration Statements (June 2003 – Present). Formerly, Assistant Vice President, ING Funds Services, LLC(3) (August 2004 – March 2006).

Craig Wheeler 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 41	Assistant Vice President	May 2008 – Present	Assistant Vice President – Director of Tax, ING Funds Services (March 2008 – Present). Formerly, Tax Manager, ING Funds Services (March 2005 – March 2008).

Huey P. Falgout, Jr. 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Secretary	August 2003 – Present	Senior Vice President and Chief Counsel, ING Investment Management – ING Funds (March 2010 – Present). Formerly, Chief Counsel, ING Americas, U.S. Legal Services (October 2003 – March 2010).

Theresa K. Kelety 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Assistant Secretary	August 2003 – Present	Vice President and Senior Counsel, ING Investment Management – ING Funds (March 2010 – Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008 – March 2010) and Counsel, ING Americas, U.S. Legal Services (April 2003 – April 2008).

Kathleen Nichols 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 35	Assistant Secretary	May 2008 – Present	Vice President and Counsel, ING Investment Management – ING Funds (March 2010 – Present). Formerly, Counsel, ING Americas, U.S. Legal Services (February 2008 – March 2010) and Associate, Ropes & Gray LLP (September 2005 – February 2008).

Paul Caldarelli 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Assistant Secretary	June 2010 – Present	Vice President and Senior Counsel, ING Investment Management – ING Funds (March 2010 Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008 – March 2010) and Counsel, ING Americas, U.S. Legal Services (May 2005 – April 2008).

(1)	The officers hold office until the next annual meeting of the Trustees and until their successors shall have been elected and qualified.
(2)	ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.
(3)	ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the successor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.
(4)	ING Investments Distributor, LLC was previously named ING Funds Distributor, LLC. ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that, was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.
(5)	Mr. Mathews commenced services as CEO and President of the ING Funds on November 11, 2006.
(6)	Directed Services LLC is the successor in interest to Directed Services, Inc.

39

SHAREHOLDER MEETING INFORMATION (UNAUDITED)

A special meeting of shareholders of the ING Investors Trust was held April 20, 2010, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258.

A brief description of each matter voted upon as well as the results are outlined below:

Matters:

1	To convert the ING Focus 5 Portfolio to a fund-of-funds structure.

2	Subject to shareholder approval of proposal 1, to amend the investment management agreement between Directed Services LLC (“DSL”), the Portfolio’s investment adviser, and the Trust, on behalf of the Portfolio, to reduce the advisory fee payable by the Portfolio to DSL.

Results:

Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
1*	19,275,501.592	1,098,250.489	1,537,599.438		21,911,351.519
2*	19,721,292.004	850,961.641	1,339,097.874		21,911,351.519

*	Proposals Passed

40

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

BOARD CONSIDERATION AND RE-APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) provides that, after an initial period, the Portfolios’ existing investment advisory and sub-advisory contracts will remain in effect only if the Board of Trustees (the “Board”) of ING Investors Trust (the “Trust”), including a majority of Board members who have no direct or indirect interest in the advisory and sub-advisory contracts, and who are not “interested persons” of the Portfolios, as such term is defined under the 1940 Act (the “Independent Trustees”), annually review and approve them. Thus, at a meeting held on November 18, 2010, the Board, including a majority of the Independent Trustees, considered whether to renew the investment advisory contracts (the “Advisory Contracts”) between Directed Services LLC or ING Investments, LLC, as applicable (together, the “Adviser”) and the Portfolios and the sub-advisory contracts (“Sub-Advisory Contracts”) with the sub-adviser to each Portfolio (the “Sub-Advisers”).

The Independent Trustees also held separate meetings on October 21 and November 16, 2010 to consider the renewal of the Advisory Contracts and Sub-Advisory Contracts. As a result, subsequent references herein to factors considered and determinations made by the Independent Trustees include, as applicable, factors considered and determinations made on those earlier dates by the Independent Trustees.

At its November 18, 2010 meeting, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolios. In reaching these decisions, the Board took into account information furnished to it throughout the year at regular meetings of the Board and the Board’s committees, as well as information prepared specifically in connection with the annual renewal process. Determinations by the Independent Trustees also took into account various factors that they believed, in light of the legal advice furnished to them by K&L Gates LLP (“K&L Gates”), their independent legal counsel, and their own business judgment, to be relevant. Further, while the Advisory Contracts and Sub-Advisory Contracts for all the Portfolios were considered at the same Board meeting, the Trustees considered each Portfolio’s advisory and sub-advisory relationships separately.

Provided below is an overview of the Board’s contract approval process in general, as well as a discussion of certain specific factors that the Board considered at its renewal meeting. While the Board gave its attention to the information furnished, at its request, that was most relevant to its considerations, discussed below are a number of the primary factors relevant to the Board’s consideration as to whether to renew the Advisory and Sub-Advisory Contracts for the one-year period ending November 30, 2011. Each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to each Portfolio’s advisory and sub-advisory arrangements.

Overview of the Contract Renewal and Approval Process

Several years ago, the Independent Trustees instituted a revised process by which they seek and consider relevant information when they decide whether to approve new or existing advisory and sub-advisory arrangements for the investment companies in the ING Funds complex under their jurisdiction, including the Portfolios’ existing Advisory and Sub-Advisory Contracts. Among other actions, the Independent Trustees: retained the services of independent consultants with experience in the mutual fund industry to assist the Independent Trustees in working with the personnel employed by the Adviser or its affiliates who administer the Portfolios (“Management”) to identify the types of information presented to the Board to inform its deliberations with respect to advisory and sub-advisory relationships and to help evaluate that information; established a specific format in which certain requested information is provided to the Board; and determined the process for reviewing such information in connection with Advisory and Sub-Advisory Contract renewals and approvals. The end result was an enhanced process which is currently employed by the Independent Trustees to review and analyze information in connection with their annual renewal of the ING Funds’ advisory and sub-advisory contracts, as well as their review and approval of new advisory relationships.

Since the current renewal and approval process was first implemented, the Board’s membership has changed substantially through periodic retirements of some Trustees and the appointment and election of new Trustees. In addition, throughout this period the Independent Trustees have reviewed and refined the renewal and approval process at least annually. The Board also established a Contracts Committee and two Investment Review Committees, including the International/Balanced/Fixed Income Funds Investment Review Committee (the “I/B/F IRC”). Among other matters, the Contracts Committee

41

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

provides oversight with respect to the contracts renewal and approval process, and each Portfolio is assigned to the I/B/F IRC, which provides oversight regarding, among other matters, investment performance. The Investment Review Committees may apply a heightened level of scrutiny in cases where performance has lagged an ING Fund’s relevant benchmark and/or proposed selected peer groups of investment companies (“Selected Peer Groups”).

The type and format of the information provided to the Board or to legal counsel for the Independent Trustees in connection with the contract approval and renewal process has been codified in the ING Funds’ 15(c) Methodology Guide. This Guide was developed under the direction of the Independent Trustees and sets out a blueprint pursuant to which the Independent Trustees request certain information that they deem important to facilitate an informed review in connection with initial and annual approvals of advisory and sub-advisory contracts.

Management provides certain of the information requested by the 15(c) Methodology Guide in Fund Analysis and Comparison Tables (“FACT sheets”) prior to the Independent Trustees’ review of advisory and sub-advisory arrangements (including the Portfolios’ Advisory and Sub-Advisory Contracts). The Independent Trustees previously retained an independent firm to verify and test the accuracy of certain FACT sheet data for a representative sample of funds in the ING Funds complex. In addition, in recent years the Contracts Committee employed the services of an independent consultant to assist in its review and analysis of, among other matters, the 15(c) Methodology Guide, the content and format of the FACT sheets, and Selected Peer Groups to be used by the Portfolios for certain comparison purposes during the renewal process. As part of an ongoing process, the Contracts Committee recommends or considers recommendations from Management for refinements to the 15(c) Methodology Guide and other aspects of the review process, and the Board’s I/B/F IRC reviews benchmarks used to assess the performance of funds in the ING Funds complex.

The Board employed its process for reviewing contracts when considering the renewals of the Portfolios’ Advisory and Sub-Advisory Contracts that would be effective through November 30, 2011. Set forth below is a discussion of many of the Board’s primary considerations and conclusions resulting from this process.

Nature, Extent and Quality of Service

In determining whether to approve the Advisory and Sub-Advisory Contracts for the Portfolios for the year ending November 30, 2011, the Independent Trustees received and evaluated such information as they deemed necessary regarding the nature, extent and quality of services provided to the Portfolios by the Adviser and Sub-Advisers. This included information regarding the Adviser and Sub-Advisers provided throughout the year at regular meetings of the Board and its committees, as well as information furnished in connection with the contract renewal meetings.

The materials requested by and provided to the Board and/or to K&L Gates prior to the November 18, 2010 Board meeting included, among other information, the following items for each Portfolio: (1) FACT sheets that provided information regarding the performance and expenses of the Portfolio and other similarly managed funds in its Selected Peer Group, as well as information regarding the Portfolio’s investment portfolio, objective and strategies; (2) reports providing risk and attribution analyses of the Portfolio; (3) the 15(c) Methodology Guide, which describes how the FACT sheets were prepared, including the manner in which each Portfolio’s benchmark and Selected Peer Group were selected and how profitability was determined; (4) responses from the Adviser and relevant Sub-Adviser or Sub-Advisers to a series of questions posed by K&L Gates on behalf of the Independent Trustees; (5) copies of the forms of Advisory and Sub-Advisory Contracts; (6) copies of the Forms ADV for the Adviser and Sub-Advisers; (7) financial statements for the Adviser and Sub-Adviser; (8) a draft of a narrative summary addressing key factors the Board customarily considers in evaluating the renewals of the ING Funds’ (including the Portfolio’s) advisory contracts and sub-advisory contracts, including a written analysis for the Portfolio of how performance, fees and expenses compare to its Selected Peer Group and/or designated benchmark; (9) independent analyses of Portfolio performance by the Trust’s Chief Investment Risk Officer; (10) information regarding net asset flows into and out of the Portfolio; and (11) other information relevant to the Board’s evaluations.

The ING Franklin Templeton Founding Strategy Portfolio is not sub-advised and invests in a combination of ING mutual funds (“Underlying Funds”) that are sub-advised by Franklin Advisors, Inc., Franklin Mutual Advisers, LLC or Templeton Global Advisors Limited (collectively, the “Franklin Templeton Advisers”) that, in turn, invest directly in a

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ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

wide range of portfolio securities (such as stocks and bonds). The Board and/or K&L Gates received the following items with respect to the Franklin Templeton Advisers: (1) responses from the Franklin Templeton Advisers to a series of questions posed by K&L Gates on behalf of the Trustees; (2) copies of the Form ADV for each Franklin Templeton Adviser; (3) financial statements for each Franklin Templeton Adviser; and (4) other information relevant to the Board’s evaluations.

Class I shares of the ING Franklin Templeton Founding Strategy Portfolio and ING DFA World Equity Portfolio, and Class S shares with respect to ING Oppenheimer Active Allocation Portfolio, were used for purposes of certain comparisons between a Portfolio and its Selected Peer Group. These share classes generally were selected so that a Portfolio’s share class with the longest performance history was compared to the analogous class of shares for each fund in its Selected Peer Group. It should be noted that the performance of the Portfolio primarily reflects the performance of the Underlying Funds in which it invests. Mutual funds chosen for inclusion in a Portfolio’s Selected Peer Group were selected based upon criteria designed to mirror the Portfolio’s share class being compared to the funds in the Selected Peer Group.

In arriving at its conclusions with respect to the Advisory Contracts, the Board was mindful of the “manager-of-managers” platform of the ING Funds that has been developed by Management. The Board also considered the techniques that the Adviser has developed, at the Board’s direction, to screen and perform due diligence on the Sub-Advisers that are recommended to the Board to manage the investment portfolios of the funds in the ING Funds complex. The Board noted the resources that the Adviser has committed to the Board and the I/B/F IRC to assist the Board and the I/B/F IRC with their assessment of the investment performance of the Portfolios on an on-going basis throughout the year. This includes the appointment of a Chief Investment Risk Officer and his staff, who report directly to the Board and who have developed attribution analyses and other metrics used by the Board’s Investment Review Committees to analyze the key factors underlying investment performance for the funds in the ING Funds complex.

The Board also noted the techniques used by the Adviser to monitor the performance of the Sub-Advisers and the proactive approach that the Adviser, working in cooperation with the I/B/F IRC, has taken to advocate or recommend, when it believed appropriate, changes designed to assist in improving the Portfolios’ performance.

In considering the Portfolios’ Advisory Contracts, the Board also considered the extent of benefits provided to the Portfolios’ shareholders, beyond advisory services, from being part of the ING family of funds. This includes, in most cases, the right to exchange or transfer investments, without a sales charge, between the same class of shares of such funds or among ING Funds available on a product platform, and the wide range of ING Funds available for exchange or transfer. The Board also took into account the Adviser’s efforts in recent years to reduce the expenses of the ING Funds through renegotiated arrangements with the ING Funds’ service providers. In addition, the Board considered the efforts of the Adviser and the expenses that it incurred in recent years to help make the ING Funds complex more efficient by combinations of similar funds.

Further, the Board received periodic reports showing that the investment policies and restrictions for each Portfolio were consistently complied with and other periodic reports covering matters such as compliance by Adviser and Sub-Adviser personnel with codes of ethics. The Board considered reports from the Trust’s Chief Compliance Officer (“CCO”) evaluating whether the regulatory compliance systems and procedures of the Adviser and each Sub-Adviser are reasonably designed to assure compliance with the federal securities laws, including those related to, among others, late trading and market timing, best execution, fair value pricing, proxy voting and trade allocation practices. The Board also took into account the CCO’s annual and periodic reports and recommendations with respect to service provider compliance programs. In this regard, the Board also considered the policies and procedures developed by the CCO in consultation with the Board’s Compliance Committee that guide the CCO’s compliance oversight function.

The Board reviewed the level of staffing, quality and experience of each Portfolio’s portfolio management team. The Board took into account the respective resources and reputations of the Adviser and Sub-Advisers, and evaluated the ability of the Adviser and the Sub-Advisers to attract and retain qualified investment advisory personnel. The Board also considered the adequacy of the resources committed to the Portfolios (and other relevant funds in the ING Funds complex) by the Adviser and Sub-Advisers, and whether those resources are commensurate with the needs of the Portfolios and are sufficient to sustain

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ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

appropriate levels of performance and compliance needs. In this regard, the Board considered the financial stability of the Adviser and the Sub-Advisers.

Based on their deliberations and the materials presented to them, the Board concluded that the advisory and related services provided by the Adviser and each Sub-Adviser are appropriate in light of the Portfolios’ operations, the competitive landscape of the investment company business, and investor needs, and that the nature and quality of the overall services provided by the Adviser and the Sub-Advisers were appropriate.

Portfolio Performance

In assessing advisory and sub-advisory relationships, the Board placed emphasis on the net investment returns of each Portfolio. While the Board considered the performance reports and discussions with portfolio managers at Board and committee meetings during the year, particular attention in assessing performance was given to the FACT sheets furnished in connection with the renewal process. The FACT sheet prepared for each Portfolio included its investment performance compared to the Portfolio’s Morningstar category median and/or Lipper category median, Selected Peer Group and primary benchmark. The FACT sheet performance data was as of June 30, 2010. In addition, the Board also considered at its November 18, 2010 meeting certain additional data regarding performance and Portfolio asset levels as of September 30, 2010. The Board’s findings specific to each Portfolio’s performance are discussed under “Portfolio-by-Portfolio Analysis” below.

Economies of Scale

When evaluating the reasonableness of advisory fee rates, the Board also considered whether economies of scale will be realized by the Adviser and Sub-Adviser as a Portfolio grows larger and the extent to which any such economies are reflected in contractual fee rates. In this regard, the Board noted any breakpoints in advisory fee schedules that will result in a lower advisory fee rate when a Portfolio achieves sufficient asset levels to receive a breakpoint discount. In the case of sub-advisory fees, the Board considered that breakpoints would inure to the benefit of the Adviser, except to the extent that there are corresponding advisory fee breakpoints or waivers. The Board also considered that some of the Portfolios that do not have advisory fee breakpoints do have fee waivers or expense reimbursement arrangements. In this connection, the Board considered the extent to which economies of scale could be realized through such waivers, reimbursements or expense reductions. In evaluating fee breakpoint arrangements and economies of scale, the Independent Trustees also considered prior periodic management reports and industry information on this topic.

The Board considered that in recent years many of the Portfolios experienced material declines in assets due to general market declines precipitated by the credit crises and other generally adverse market developments. As a result of these asset declines, the Board considered that there were fewer opportunities for certain of the Portfolios to realize economies of scale.

Information Regarding Services to Other Clients

The Board requested and considered information regarding the nature of services and fee rates offered by the Adviser and Sub-Advisers to other clients, including other registered investment companies and institutional accounts. When fee rates offered to other clients differed materially from those charged to the Portfolios, the Board considered any underlying rationale provided by the Adviser or a Sub-Adviser for these differences. For unaffiliated Sub-Advisers, the Board did not view this information as being a key factor in its deliberations because of the arms-length nature of negotiations between the Adviser and unaffiliated Sub-Advisers with respect to sub-advisory fee rates. The Board also noted that the fee rates charged to the Portfolios and other institutional clients of the Adviser or a Sub-Adviser (including other investment companies) may differ materially due to, among other reasons: differences in services; different regulatory requirements associated with registered investment companies, such as the Portfolios, as compared to non-registered investment company clients; market differences in fee rates that existed when a Portfolio first was organized; differences in the original sponsors of Portfolios that now are managed by the Adviser; investment capacity constraints that existed when certain contracts were first agreed upon or that might exist at present; and different pricing structures that are necessary to be competitive in different marketing channels.

Fee Rates and Profitability

The Board reviewed and considered each contractual investment advisory fee rate, combined with the administrative fee rate, payable by each Portfolio to the Adviser. The Board also considered the contractual

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ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

sub-advisory fee rate payable by the Adviser to each Sub-Adviser for sub-advisory services for each Portfolio. In addition, the Board considered fee waivers and expense limitations applicable to the fees payable by the Portfolios.

The Board considered: (1) the fee structure of each Portfolio as it relates to the services provided under the contracts; and (2) the potential fall-out benefits to the Adviser and the Sub-Advisers and their respective affiliates from their association with the Portfolios. For each Portfolio, the Board determined that the fees payable to the Adviser and the Sub-Advisers are reasonable for the services that each performs, which were considered in light of the nature and quality of the services that each has performed and is expected to perform.

For each Portfolio, the Board considered information on revenues, costs and profits realized by the Adviser, which was prepared by Management in accordance with the allocation methodology (including related assumptions) specified in the 15(c) Methodology Guide. In analyzing the profitability of the Adviser in connection with its services to a Portfolio, the Board took into account the sub-advisory fee rate payable by the Adviser to each Sub-Adviser. The Board also considered that there has not yet been a full recovery for many Portfolios from the substantial decline in assets caused by adverse economic conditions in recent years, which, in many cases, has adversely impacted profits realized by the Adviser and Sub-Advisers affiliated with the Adviser. In addition, the Board considered information that it requested and was provided by Management with respect to the profitability of service providers affiliated with the Adviser. The Board did not request profitability data from the Sub-Advisers that were not affiliated with the Adviser because the Board did not view this data as imperative to its deliberations, given the arm’s-length nature of the relationship between the Adviser and these non-affiliated Sub-Advisers with respect to the negotiation of sub-advisory fee rates, as well as the fact that many of the Portfolios’ Sub-Advisers traditionally have not accounted for their profits on an account-by-account basis.

The Board recognized that profitability analysis is not an exact science and there is no uniform methodology for determining profitability for this purpose. In this context, the Board realized that Management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Portfolios’ operations may not be fully reflected in the expenses allocated to each Portfolio in determining profitability, and that the information presented may not portray all of the costs borne by Management or capture Management’s entrepreneurial risk associated with offering and managing a mutual fund complex in the current regulatory and market environment. In addition, the Board recognized that the use of different methodologies for purposes of calculating profit data can give rise to dramatically different profit and loss results.

At the request of the Board, the Adviser has from time to time agreed to implement remedial actions for certain Portfolios. These remedial actions have included, among others: reductions in fee rates; changes in Sub-Advisers or portfolio managers; and strategy modifications.

In making its determinations, the Board based its conclusions on the reasonableness of the advisory and sub-advisory fees of the Adviser and affiliated Sub-Adviser primarily on the factors described for each Portfolio below.

Portfolio-by-Portfolio Analysis

The following paragraphs outline certain of the specific factors that the Board considered, and the conclusions reached, at its November 18, 2010 meeting in relation to renewing each Portfolio’s current Advisory and Sub-Advisory Contracts. These specific factors are in addition to those considerations discussed above. In each case, the Portfolio’s performance was compared to its Morningstar category median and its primary benchmark, a broad-based securities market index that appears in the Portfolio’s prospectus. With respect to Morningstar quintile rankings, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. Each Portfolio’s management fee and expense ratio were compared to the fees and expense ratios of the funds in its Selected Peer Group.

ING DFA World Equity Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING DFA World Equity Portfolio (formerly, ING Focus 5 Portfolio), the Board considered that, based on performance data for the periods ended June 30, 2010: (1) the Portfolio outperformed its Morningstar category median for all periods presented; (2) the Portfolio outperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for all periods presented.

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ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of a 0.10% administration fee) for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

In analyzing the fee data, the Board took into account that the Portfolio indirectly bears the fees payable by the Underlying Funds in which the Portfolio invests.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2011. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Franklin Templeton Founding Strategy Portfolio

In considering whether to approve the renewal of the Advisory Contract for ING Franklin Templeton Founding Strategy Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2010: (1) the Portfolio underperformed its Morningstar category median for all periods presented, with the exception of the one-year period, during which it outperformed; (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the one-year period, during which it underperformed; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the one- year period, and the fifth (lowest) quintile for the most recent calendar quarter, year-to-date, and three-year periods.

In analyzing this performance data, the Board took into account: (1) Management’s analysis regarding the rational for underperformance, including its analysis regarding the underperformance of certain of the underlying funds in which the Portfolio invests; and (2) that Management would continue to monitor, and the Board or its Investment Review Committee would periodically review, the Portfolio’s investment performance.

In considering the fees payable under the Advisory Contract for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of a 0.05% administration fee) for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

In analyzing the fee data, the Board took into account that the Portfolio indirectly bears the fees payable by the Underlying Funds in which the Portfolio invests.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; and (3) that Management would continue to monitor, and the Board or its Investment Review Committee would periodically review the Portfolio’s investment performance. Based on these conclusions and other factors, the Board voted to renew the Advisory Contract for the Portfolio for the year ending November 30, 2011. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Oppenheimer Active Allocation Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Oppenheimer Active Allocation Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2010: (1) the Portfolio

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ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

underperformed its Morningstar category median for the most recent calendar quarter and year-to-date periods, but outperformed for the one-year period; (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the one-year period, during which it underperformed; and (3) the Portfolio is ranked in the third quintile of its Morningstar category for the one-year period, and the fourth quintile for the most recent calendar quarter and year-to-date periods.

In analyzing this performance data, the Board took into account: (1) that the Portfolio commenced operations in October 2008, and therefore had a limited operating history for the purpose of analyzing its performance; and (2) Management would continue to monitor, and the Board or its Investment Review Committee would periodically review, the Portfolio’s performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of a 0.10% administration fee) for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is above the median and below the average expense ratios of the funds in its Selected Peer Group.

In analyzing the fee data, the Board took into account that the Portfolio indirectly bears the fees payable by the Underlying Funds in which the Portfolio invests.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio commenced operations in October 2008, and it is reasonable to permit the Portfolio time to establish a longer performance record for the purpose of evaluating performance; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2011. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

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Investment Advisers

Directed Services LLC

1475 Dunwoody Drive

West Chester, Pennsylvania 19380

ING Investments, LLC

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258

Distributor

ING Investments Distributor, LLC

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258

Administrator

ING Funds Services, LLC

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258

Transfer Agent

BNY Mellon Investment Servicing (U.S.) Inc.

301 Bellevue Parkway

Wilmington, Delaware 19809

Independent Registered Public Accounting Firm

KPMG LLP

Two Financial Center

60 South Street

Boston, Massachusetts 02111

Custodian

The Bank of New York Mellon

One Wall Street

New York, New York 10286

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable universal life insurance policy or variable annuity contract and the underlying variable investment options. This and other information is contained in the prospectus for the variable universal life policy or variable annuity contract and the underlying variable investment options. Obtain these prospectuses from your agent/ registered representative and read them carefully before investing.

VPAR-UIITF0F1AIS	(1210-021710)

Item 2. Code of Ethics.
As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report. The code of ethics is filed herewith pursuant to Item 10(a)(1), Exhibit 99.CODE ETH.
Item 3. Audit Committee Financial Expert.
The Board of Trustees has determined that J. Michael Earley and Peter Drotch are audit committee financial experts, as defined in Item 3 of Form N-CSR. Mr. Earley and Mr. Drotch are “independent” for purposes of Item 3 of Form N-CSR.
Item 4. Principal Accountant Fees and Services.
(a)	Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP (“KPMG”), the principal accountant for the audit of the registrant’s annual financial statements, for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $985,400 for year ended December 31, 2010 and $855,200 for year ended December 31, 2009.

(b)	Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $103,200 for the year ended December 31, 2010 and $107,500 for year ended December 31, 2009.

(c)	Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $243,384 in the year ended December 31, 2010 and $224,330 in the year ended December 31, 2009. Such services included review of excise distribution calculations (if applicable), preparation of the Funds’ federal, state and excise tax returns, tax services related to mergers and routine consulting.

(d)	All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item were $12,500 in the year ended December 31, 2010 and $15,000 in the year ended December 31, 2009.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures

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AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY

I.

Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the ING Funds (each a “Fund,” collectively, the “Funds”) set out on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors.  As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds.  The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds may establish two different approaches to pre-approving audit and non-audit services.  The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”).  The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors.  Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee.  Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors independence.  The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds.  Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality.  Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval.  For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate.  The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval.  The Committee will revise the list of services subject to general pre-approval as appropriate.  This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

II.

Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval.  Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide.  They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing).  The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A.  The Committee must specifically approve all audit services not listed on Appendix A.

III.

Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors.  The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services.  Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B.  The Committee must specifically approve all audit-related services not listed on Appendix B.

IV.

Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence.  Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations.  The Committee may consult

2

outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C.  The Committee must specifically approve all tax-related services not listed on Appendix C.

V.

Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund.  The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D.  The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E.  The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI.

Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors.  Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval.  The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services.  The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII.

Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management.  If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee.  Any such submission will include a detailed description of the services to be rendered.  Notwithstanding this paragraph, the Committee will, on a quarterly basis, receive from the independent auditors a list of services provided for the previous calendar quarter on a cumulative basis by the auditors during the Pre-Approval Period.

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VIII.

Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members.  Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting.  The Committee will identify any member to whom pre-approval authority is delegated in writing.  The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate.  The period of delegated authority may be terminated by the Committee or at the option of the member.

IX.

Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds.  This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Effective April 23, 2008, the KPMG LLP (“KPMG”) audit team for the ING Funds accepted the global responsibility for monitoring the auditor independence for KPMG relative to the ING Funds.  Using a proprietary system called Sentinel, the audit team is able to identify and manage potential conflicts of interest across the member firms of the KPMG International Network and prevent the provision of prohibited services to the ING entities that would impair KPMG independence with the respect to the ING Funds.  In addition to receiving pre-approval from the ING Funds Audit Committee for services provided to the ING Funds and for services for ING entities in the Investment Company Complex, the audit team has developed a process for periodic notification via email to the ING Funds’ Audit Committee Chairpersons regarding requests to provide services to ING Groep NV and its affiliates from KPMG offices worldwide. Additionally, KPMG provides a quarterly summary of the fees for services that have commenced for ING Groep NV and Affiliates at each Audit Committee Meeting.

Last Approved:  September 29, 2010

4

Appendix A
Pre-Approved Audit Services for the Pre-Approval Period September 29, 2010 through December 31, 2011

Service
	The Fund(s)	Fee Range
Statutory audits or financial audits (including tax services associated with audit services)	√	As presented to Audit Committee[1]

Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.

	√	Not to exceed $9,750 per filing

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.

	√	Not to exceed $8,000 during the Pre-Approval Period
Seed capital audit and related review and issuance of consent on the N-2 registration statement	√	Not to exceed $13,000 per audit

__________________________

1

For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

5

Appendix B
Pre-Approved Audit-Related Services for the Pre-Approval Period September 29, 2010 through December 31, 2011

Service
	The Fund(s)	Fund Affiliates	Fee Range
Services related to Fund mergers (Excludes tax services - See Appendix C for tax services associated with Fund mergers)	√	√	Not to exceed $10,000 per merger

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.  [Note:  Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]

	√		Not to exceed $5,000 per occurrence during the Pre-Approval Period
Review of the Funds’ semi-annual and quarterly financial statements	√		Not to exceed $2,400 per set of financial statements per fund
Reports to regulatory or government agencies related to the annual engagement	√		Up to $5,000 per occurrence during the Pre-Approval Period
Regulatory compliance assistance	√	√	Not to exceed $5,000 per quarter
Training courses		√	Not to exceed $2,000 per course
For Prime Rate Trust, agreed upon procedures for quarterly reports to rating agencies	√		Not to exceed $9,450 per quarter

6

Appendix C
Pre-Approved Tax Services for the Pre-Approval Period September 29, 2010 through December 31, 2011

Service
	The Fund(s)	Fund Affiliates	Fee Range
Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions	√		As presented to Audit Committee[2]
Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	√		As presented to Audit Committee[2]
Assistance and advice regarding year-end reporting for 1099’s	√		As presented to Audit Committee[2]
Tax assistance and advice regarding statutory, regulatory or administrative developments	√	√	Not to exceed $5,000 for the Funds or for the Funds’ investment adviser during the Pre-Approval Period

__________________________

2

For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

7

Appendix C, continued

Service
	The Fund(s)	Fund Affiliates	Fee Range
Tax training courses		√	Not to exceed $2,000 per course during the Pre-Approval Period
Tax services associated with Fund mergers	√	√	Not to exceed $4,000 per fund per merger during the Pre-Approval Period

Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, and similar routine tax consultations.

	√		Not to exceed $120,000 during the Pre-Approval Period

8

Appendix D
Pre-Approved Other Services for the Pre-Approval Period September 29 , 2010 through December 31, 2011

Service
	The Fund(s)	Fund Affiliates	Fee Range
Agreed-upon procedures for Class B share 12b-1 programs		√	Not to exceed $60,000 during the Pre-Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act ( i.e., counts for Funds holding securities with affiliated sub-custodians)

Cost to be borne 50% by the Funds and 50% by ING Investments, LLC.

	√	√	Not to exceed $5,000 per Fund during the Pre-Approval Period
Agreed upon procedures for 15 (c) FACT Books	√		Not to exceed $35,000 during the Pre-Approval Period

9

Appendix E

Prohibited Non-Audit Services
Dated:

September 29. 2010 to December 31, 2011

•

Bookkeeping or other services related to the accounting records or financial statements of the Funds

•

Financial information systems design and implementation

•

Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•

Actuarial services

•

Internal audit outsourcing services

•

Management functions

•

Human resources

•

Broker-dealer, investment adviser, or investment banking services

•

Legal services

•

Expert services unrelated to the audit

•

Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

10

EXHIBIT A

ING EQUITY TRUST

ING FUNDS TRUST

ING ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

ING INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND

ING INFRASTRUCTURE, INDUSTRIALS, AND MATERIALS FUND

ING RISK MANAGED NATURAL RESOURCES FUNDING INVESTORS TRUST

ING MAYFLOWER TRUST

ING MUTUAL FUNDS

ING PARTNERS, INC.

ING PRIME RATE TRUST

ING SENIOR INCOME FUND

ING SEPARATE PORTFOLIOS TRUST

ING VARIABLE INSURANCE TRUST

ING VARIABLE PRODUCTS TRUST

(e)(2)	Percentage of services referred to in 4(b) — (4)(d) that were approved by the audit committee

100% of the services were approved by the audit committee.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of KPMG if greater than 50%.

Not applicable.

(g)	Non-Audit Fees: The non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $1,220,728 for year ended December 31, 2010 and $2,106,219 for year ended December 31, 2009.

(h)	Principal Accountants Independence: The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining KPMG’s independence.

3

Item 5. Audit Committee of Listed Registrants.
Not applicable.
Item 6. Schedule of Investments
Summary schedule is included as part of the report to shareholders filed under Item 1 of this Form, if applicable.

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Trustees

ING Investors Trust

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the statements of assets and liabilities, including the summary portfolios of investments, of ING Artio Foreign Portfolio, ING BlackRock Large Cap Growth Portfolio, ING BlackRock Large Cap Value Portfolio, ING Clarion Global Real Estate Portfolio, ING FMRSM Diversified Mid Cap Portfolio, ING Franklin Income Portfolio, ING Franklin Mutual Shares Portfolio, ING Global Resources Portfolio, ING Janus Contrarian Portfolio, ING JPMorgan Emerging Markets Equity Portfolio, ING JPMorgan Small Cap Core Equity Portfolio, ING Large Cap Growth Portfolio (formerly, ING Wells Fargo Omega Growth Portfolio, formerly, Evergreen Omega Portfolio), ING Limited Maturity Bond Portfolio, ING Lord Abbett Growth and Income Portfolio (formerly, ING Lord Abbett Affiliated Portfolio), ING Marsico International Opportunities Portfolio, ING MFS Total Return Portfolio, ING MFS Utilities Portfolio, ING Morgan Stanley Global Tactical Asset Allocation Porfolio (formerly, ING Van Kampen Global Tactical Asset Allocation Portfolio), ING PIMCO High Yield Portfolio, ING PIMCO Total Return Bond Portfolio, ING Pioneer Equity Income Portfolio, ING Pioneer Fund Portfolio, ING Pioneer Mid Cap Value Portfolio, ING T. Rowe Price Capital Appreciation Portfolio, ING T. Rowe Price Equity Income Portfolio, ING Templeton Global Growth Portfolio, ING U.S. Stock Index Portfolio (formerly, ING Stock Index Portfolio), ING Van Kampen Growth and Income Portfolio, ING Wells Fargo Health Care Portfolio (formerly, ING Evergreen Health Sciences Portfolio), and the consolidated financial statements of the ING Goldman Sachs Commodity Strategy Portfolio, each a series of ING Investors Trust, as of December 31, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ende and the financial highlights for each of the years or periods in the five-year period then ended and have issued our unqualified reports thereon dated February 23, 2011 and February 24, 2011 (which reports and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR). In connection with our audits of the aforementioned financial statements and financial highlights, we also audited the related portfolios of investments included in Item 6 of this Form N-CSR.  The portfolios of investments are the responsibility of management.  Our responsibility is to express an opinion on the portfolios of investments based on our audits.

In our opinion, the portfolios of investments, when considered in relation to the basic financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.

Boston, Massachusetts

March 7, 2011

PORTFOLIO OF INVESTMENTS
ING American Funds Asset Allocation Portfolio as of December 31, 2010

Shares			Value

MASTER FUND:		100.1%
		100.1%
22,216,634	American Funds Asset Allocation Fund - Class 1 Shares		$361,686,809

	Total Investments in Master Fund
	( Cost $ 297,042,406 ) *	100.1%	$361,686,809
	Other Assets and Liabilities - Net	(0.1)	(252,021)
	Net Assets	100.0%	$361,434,788

PORTFOLIO OF INVESTMENTS
ING American Funds Bond Portfolio as of December 31, 2010

Shares			Value

MASTER FUND:		100.0%

48,708,573	American Funds Bond Fund - Class 1 Shares		$519,720,477

	Total Investments in Master Fund
	( Cost $ 491,792,642 ) *	100.0%	$519,720,477
	Other Assets and Liabilities - Net	(0.0)	(243,547)
	Net Assets	100.0%	$519,476,930

PORTFOLIO OF INVESTMENTS
ING American Funds Global Growth and Income Portfolio as of December 31, 2010

Shares			Value

MASTER FUND:		99.7%

305	American Funds Insurance Series - Global Growth and Income Fund		$3,043

	Total Investments in Master Fund
	( Cost $ 3,000 ) *	99.7%	$3,043
	Other Assets and Liabilities - Net	0.3	9
	Net Assets	100.0%	$3,052

PORTFOLIO OF INVESTMENTS
ING American Funds Growth Portfolio as of December 31, 2010

Shares			Value

MASTER FUND:		100.1%

43,667,720	American Funds Growth Fund - Class 2 Shares		$2,372,903,927

	Total Investments in Master Fund
	( Cost $ 2,377,786,194 ) *	100.1%	$2,372,903,927
	Other Assets and Liabilities - Net	(0.1)	(1,244,264)
	Net Assets	100.0%	$2,371,659,663

PORTFOLIO OF INVESTMENTS
ING American Funds Growth-Income Portfolio as of December 31, 2010

Shares			Value

MASTER FUND:		100.1%

41,652,565	American Funds Growth-Income Fund - Class 2 Shares		$1,426,600,359

	Total Investments in Master Fund
	( Cost $ 1,526,589,856 ) *	100.1%	$1,426,600,359
	Other Assets and Liabilities - Net	(0.1)	(751,612)
	Net Assets	100.0%	$1,425,848,747

PORTFOLIO OF INVESTMENTS
ING American Funds International Growth and Income Portfolio as of December 31, 2010

Shares			Value

MASTER FUND:		99.7%

198	American Funds International Growth and Income Fund - Class 1 Shares		$3,014

	Total Investments in Master Fund
	( Cost $ 3,000 ) *	99.7%	$3,014
	Other Assets and Liabilities - Net	0.3	9
	Net Assets	100.0%	$3,023

PORTFOLIO OF INVESTMENTS
ING American Funds International Portfolio as of December 31, 2010

Shares			Value

MASTER FUND:		100.1%

78,175,728	American Funds International Fund - Class 1 Shares		$1,405,599,597

	Total Investments in Master Fund
	( Cost $ 1,529,311,233 ) *	100.1%	$1,405,599,597
	Other Assets and Liabilities - Net	(0.1)	(736,944)
	Net Assets	100.0%	$1,404,862,653

PORTFOLIO OF INVESTMENTS
ING American Funds World Allocation Portfolio as of December 31, 2010

Shares			Value

UNDERLYING FUNDS:		100.1%

4,616,591	American Funds Bond Fund - Class 1 Shares		$49,259,029
590,711	American Funds Global Small Capitalization Fund - Class 1 Shares		12,800,716
1,061,967	American Funds Growth Fund - Class 1 Shares		58,174,571
488,610	American Funds High-Income Bond Fund - Class 1 Shares		5,472,436
1,915,105	American Funds International Fund - Class 1 Shares		34,567,646
941,810	American Funds New World Fund - Class 1 Shares		21,925,326

	Total Investments in Underlying Funds
	( Cost $ 160,983,572 ) *	100.1%	$182,199,724
	Other Assets and Liabilities - Net	(0.1)	(119,003)
	Net Assets	100.0%	$182,080,721

PORTFOLIO OF INVESTMENTS
ING Artio Foreign Portfolio as of December 31, 2010

	Shares					Value

COMMON STOCK:				95.0%
			Australia:		2.2%
	14,656		Aquarius Platinum Ltd.			$80,399
	834,199	@	Asciano Group			1,361,825
	2,684,073		Macquarie Airports Management Ltd.			8,204,115
	297,146		Newcrest Mining Ltd.			12,325,175
						21,971,514
			Austria:		1.0%
	213,828		Erste Bank der Oesterreichischen Sparkassen AG			10,092,034
						10,092,034
			Brazil:		1.7%
	123,502		Amil Participacoes S.A.			1,324,299
	330,072		Diagnosticos da America S.A.			4,473,867
	780,399	@	Hypermarcas S.A.			10,591,801
	15,735		Souza Cruz S.A.			856,799
						17,246,766
			Canada:		5.9%
	360,001		Barrick Gold Corp.			19,232,881
	67,133		First Quantum Minerals Ltd.			7,291,928
	116,776		GoldCorp, Inc.			5,388,397
	278,205	@	Ivanhoe Mines Ltd.			6,435,397
	29,830	L	Pan American Silver Corp.			1,227,941
	29,397		Potash Corp. of Saskatchewan			4,566,395
	247,090	@	Silver Wheaton Corp.			9,686,783
	105,216		Teck Cominco Ltd. - Class B			6,538,566
						60,368,288
			China:		5.2%
	340,000		Anhui Conch Cement Co., Ltd.			1,591,998
	82,718	@	Baidu.com ADR			7,984,769
	432,600	@	Changsha Zoomlion Heavy Industry Science and Technology Development Co., Ltd.			977,313
	10,054,410		China Construction Bank			9,007,214
	636,000		China National Building Material Co., Ltd.			1,456,075
	2,044,000		China Yurun Food Group Ltd.			6,711,385
	115,245	@	Ctrip.com International Ltd. ADR			4,661,660
	108,200	L	Dongfang Electrical Machinery Co., Ltd.			535,883
	1,688,000		Dongfeng Motor Group Co., Ltd.			2,907,186
	1,182,000		Golden Eagle Retail Group Ltd.			2,911,422
	2,035,000		Intime Department Store Group Co., Ltd.			2,972,496
	540,000		Lianhua Supermarket Holdings Co., Ltd.			2,579,594
	1,608,000		Lonking Holdings Ltd.			878,327
	311,000		Sany Heavy Equipment International Holdings Co., Ltd.			458,310
	475,500		Sinotruk Hong Kong Ltd.			489,747
	1,376,000	L	Tingyi Cayman Islands Holding Corp.			3,521,933
	88,000		Weichai Power Co., Ltd.			541,016
	1,292,000		Wumart Stores, Inc.			3,182,804
						53,369,132

			Czech Republic:		1.2%
	53,626		Komercni Banka A/S			12,688,336
						12,688,336
			Denmark:		1.7%
	55,151		Carlsberg A/S			5,535,809
	87,327		Novo-Nordisk A/S			9,838,655
	30,499	@	Pandora A/S			1,837,141
						17,211,605
			Finland:		1.2%
	92,608		Fortum OYJ			2,793,376
	43,903		Kesko OYJ			2,051,606
	27,006		Outotec OYJ			1,673,142
	374,892		Stora Enso OYJ (Euro Denominated Security)			3,858,058
	128,748		UPM-Kymmene OYJ			2,282,428
						12,658,610
			France:		5.0%
	27,739		Aeroports de Paris			2,192,351
	102,870		BNP Paribas			6,551,441
	54,141		Carrefour S.A.			2,232,372
	77,905		CFAO S.A.			3,393,373
	112,558		Cie Generale D'Optique Essilor International S.A.			7,252,221
	72,992		Eutelsat Communications			2,673,213
	95,866		Groupe Danone			6,027,780
	11,147		Iliad S.A.			1,212,963
	60,430		LVMH Moet Hennessy Louis Vuitton S.A.			9,953,104
	19,119		PPR			3,043,970
	20,865		Schneider Electric S.A.			3,128,416
	21,570		Sodexho Alliance S.A.			1,488,430
	20,946		Technip S.A.			1,936,112
						51,085,746
			Germany:		6.3%
	53,622		Bayerische Motoren Werke AG			4,224,718
	25,196		Beiersdorf AG			1,398,132
	23,007		Bilfinger Berger AG			1,947,533
	166,729	@	DaimlerChrysler AG			11,281,702
	35,487		Deutsche Boerse AG			2,451,835
	281,998		Fraport AG Frankfurt Airport Services Worldwide			17,804,332
	98,358		Fresenius AG			8,253,656
	31,798		HeidelbergCement AG			1,995,736
	12,705		Henkel KGaA			655,060
	33,810		Henkel KGaA - Vorzug			2,096,278
	67,701		MAN AG			8,063,590
	19,613		Metro AG			1,415,603
	22,437		Siemens AG			2,779,375
						64,367,550
			Greece:		0.7%
	287,639		Coca-Cola Hellenic Bottling Co. S.A.			7,451,912
						7,451,912
			Hong Kong:		6.4%
	3,516,000		Belle International Holdings			5,938,913

	1,489,000		BOC Hong Kong Holdings Ltd.			5,063,381
	661,815		China Merchants Holdings International Co., Ltd.			2,612,466
	2,122,000		China Resources Enterprise			8,689,624
	5,485,000	L	Geely Automobile Holdings Ltd.			2,396,456
	5,176,000		Hang Lung Properties Ltd.			24,192,742
	278,400		Hong Kong Exchanges and Clearing Ltd.			6,312,072
	1,390,000		Li & Fung Ltd.			8,064,818
	1,040,000		United Laboratories International Holdings Ltd.			2,134,008
						65,404,480
			India:		5.4%
	539,177		Adani Enterprises Ltd.			7,835,740
	130,783		Axis Bank Ltd.			3,947,614
	1,271,062		Dabur India Ltd.			2,849,206
	110,501		HDFC Bank Ltd.			5,749,522
	167,245		Housing Development Finance Corp.			2,722,782
	1,088,371		ITC Ltd.			4,250,033
	179,902		Jsw Steel Ltd.			4,735,046
	217,519		Larsen & Toubro Ltd.			9,627,051
	87,672		Mahindra & Mahindra Ltd.			1,525,608
	862,750		Mundra Port and Special Economic Zone Ltd.			2,778,516
	138,797		Reliance Capital Ltd.			2,073,989
	89,495		State Bank of India Ltd.			5,625,811
	56,001		United Spirits Ltd.			1,833,000
						55,553,918
			Indonesia:		0.1%
	1,881,000	@	Indofood CBP Sukses Makmur TBK PT			975,991
						975,991
			Ireland:		0.7%
	859,945	@	Dragon Oil PLC			7,213,134
						7,213,134
			Israel:		0.5%
	96,873		Teva Pharmaceutical Industries Ltd. ADR			5,049,989
						5,049,989
			Italy:		0.7%
	86,723	L	Buzzi Unicem S.p.A.			992,245
	169,644		Fiat S.p.A			3,508,430
	45,053		Saipem S.p.A.			2,224,411
						6,725,086
			Japan:		8.2%
	48,716		Aisin Seiki Co., Ltd.			1,716,581
	225,500	L	Asahi Glass Co., Ltd.			2,622,528
	105,641		Canon, Inc.			5,426,279
	54,300		Daikin Industries Ltd.			1,918,181
	44,822		Denso Corp.			1,540,930
	37,600		Fanuc Ltd.			5,747,398
	135,120		Honda Motor Co., Ltd.			5,333,023
	1,045,000		Isuzu Motors Ltd.			4,722,057
	348,300		Itochu Corp.			3,509,381
	223,528		Komatsu Ltd.			6,727,492
	172,300		Mitsubishi Corp.			4,643,785

	329,286		Mitsubishi Electric Corp.			3,440,799
	62,600		Nidec Corp.			6,312,217
	395,700		Nissan Motor Co., Ltd.			3,743,264
	108,000		Shiseido Co., Ltd.			2,351,845
	19,200		SMC Corp.			3,276,410
	121,600		Softbank Corp.			4,192,823
	264,428		Suzuki Motor Corp.			6,491,394
	76,433		Toyota Motor Corp.			3,009,048
	176,400		Uni-Charm Corp.			7,004,738
						83,730,173
			Kenya:		0.1%
	12,107,848		Safaricom Ltd.			704,293
						704,293
			Lebanon:		0.2%
	102,506	#	Solidere GDR			1,960,940
						1,960,940
			Luxembourg:		0.7%
	1,648,707	@	L'OCCITANE International			4,558,077
	105,714		SES S.A.			2,517,325
						7,075,402
			Macau:		0.4%
	1,290,000	@	Sands China Ltd.			2,835,840
	475,600	@	Wynn Macau Ltd.			1,064,456
						3,900,296
			Malaysia:		0.0%
	283,000	@	Genting International PLC			484,130
						484,130
			Mexico:		1.2%
	117,963		Fomento Economico Mexicano SA de CV ADR			6,596,491
	844,076	@	Genomma Lab International			2,049,020
	660,683	@	Grupo Financiero Banorte SA de CV			3,140,250
						11,785,761
			Netherlands:		3.0%
	15,559		ASML Holding NV			596,722
	75,835	@	European Aeronautic Defence and Space Co. NV			1,769,613
	60,774		Heineken NV			2,980,765
	173,626		Koninklijke KPN NV			2,535,965
	81,749		Koninklijke Philips Electronics NV			2,506,206
	261,503		Royal Dutch Shell PLC - Class A			8,731,162
	165,365		Unilever NV			5,158,990
	139,643	@	X5 Retail Group N.V. GDR			6,468,126
						30,747,549
			Nigeria:		0.4%
	7,790,813		Nigerian Breweries PLC			3,951,787
						3,951,787
			Norway:		0.5%
	148,591		DnB NOR ASA			2,090,386
	2,587,841		Marine Harvest			2,748,877
						4,839,263
			Portugal:		0.3%

	186,567	L	Jeronimo Martins			2,844,671
						2,844,671
			Romania:		0.2%
	247,050		BRD-Groupe Societe Generale			961,630
	14,656,000	@	OMV Petrom SA			1,547,841
						2,509,471
			Russia:		6.0%
	50,469		Globaltrans Investment PLC GDR			858,026
	24,712,397	@	IDGC Holding JSC			4,338,645
	18,797		Magnit OAO			2,499,274
	77,974		Magnit OAO GDR			2,287,121
	10,948	@, #	Mail.ru Group Ltd. GDR			394,128
	10,649		Novatek OAO			127,256
	33,818		Novatek OAO GDR			4,045,947
	55,569		Novorossiysk Commercial Sea Port GDR			556,037
	278,040	@	O'Key Group S.A. GDR			3,828,611
	76,599	@	Pharmstandard			7,605,486
	348,670	@	Rosneft Oil Co. GDR			2,499,287
	6,592,029		Sberbank of Russian Federation			22,520,845
	1,405,693	L	VTB Bank OJSC GDR			9,273,230
						60,833,893
			South Africa:		2.4%
	456,360	@	Aspen Pharmacare Holdings Ltd.			6,380,239
	697,023		Shoprite Holdings Ltd.			10,551,193
	475,213		Standard Bank Group Ltd.			7,760,701
						24,692,133
			South Korea:		1.5%
	283,522	@	Celltrion, Inc.			8,357,543
	46,401		Hyundai Motor Co.			7,084,482
						15,442,025
			Sweden:		1.4%
	142,803		Atlas Copco AB - Class A			3,604,844
	69,352		Elekta AB			2,665,681
	471,827	@	Volvo AB - B Shares			8,311,608
						14,582,133
			Switzerland:		6.2%
	57,882	@	Dufry Group			7,788,819
	4,557		Flughafen Zuerich AG			1,861,790
	161,108		Nestle S.A.			9,438,298
	113,415		Nobel Biocare Holding AG			2,139,153
	80,314		Novartis AG			4,727,732
	9,815		Swatch Group AG - BR			4,376,220
	69,105		Swiss Reinsurance			3,707,265
	11,241		Syngenta AG			3,295,118
	229,398	@	UBS AG - Reg			3,766,408
	943,157		Xstrata PLC			22,349,190
						63,449,993
			Taiwan:		2.7%
	904,450		High Tech Computer Corp.			27,883,124
						27,883,124

			Ukraine:		0.2%
	13,488,271	@	Raiffeisen Bank Aval			666,381
	14,446,557	@	UkrTelecom			983,834
						1,650,215
			United Kingdom:		13.4%
	33,132		Anglo American PLC			1,733,219
	426,866		ARM Holdings PLC			2,913,449
	602,210		Barclays PLC			2,488,862
	732,322		BG Group PLC			14,855,304
	396,821		BHP Billiton PLC			15,964,774
	94,069		Burberry Group PLC			1,653,254
	257,421	@	Cairn Energy PLC			1,689,999
	511,784		Compass Group PLC			4,644,905
	55,283		Diageo PLC			1,024,283
	117,756		GlaxoSmithKline PLC			2,283,620
	520,400		HSBC Holdings PLC			5,318,546
	118,688		Imperial Tobacco Group PLC			3,648,421
	65,757		Kazakhmys PLC			1,669,203
	16,972,781	@	Lloyds TSB Group PLC			17,520,996
	211,394	@	Pharmstandard - Reg S GDR			6,029,450
	88,127		Reckitt Benckiser PLC			4,848,281
	439,523		Rio Tinto PLC			31,329,793
	268,783	@	Rolls-Royce Group PLC			2,618,814
	28,250,496	@	Rolls-Royce Group PLC - C Shares			44,045
	53,072		SABMiller PLC			1,869,677
	3,148,135		Vodafone Group PLC			8,264,291
	388,859		WPP PLC			4,807,295
						137,220,481
			United States:		0.1%
	278,098	@	Ryanair Holdings PLC			1,401,026
						1,401,026
			Total Common Stock
			( Cost $ 837,330,644 )			971,122,850

EXCHANGE-TRADED FUNDS:				2.3%
			United States:		2.3%
	385,593		Market Vectors - Gold Miners ETF			23,702,402

			Total Exchange-Traded Funds
			( Cost $ 19,515,592 )			23,702,402

PREFERRED STOCK:				0.8%
			Germany:		0.8%
	47,187		Volkswagen AG			7,672,073

			Total Preferred Stock
			( Cost $ 5,686,781 )			7,672,073

RIGHTS:				0.0%
			Canada:		0.0%

	278,205		Ivanhoe Mines Ltd.			374,932

			Total Rights
			( Cost $ - )			374,932

			Total Long-Term Investments
			( Cost $ 862,533,017 )			1,002,872,257

SHORT-TERM INVESTMENTS:				2.5%
			Mutual Funds:		1.3%
	13,021,451		Blackrock Liquidity Funds TempFund Portfolio - Class I			13,021,451

			Total Mutual Funds
			( Cost $ 13,021,451 )			13,021,451

			Securities Lending Collateralcc:		1.2%
	10,653,388		BNY Mellon Overnight Government Fund (1)			10,653,388
	2,461,775	R	BNY Institutional Cash Reserves Fund, Series B (1)(2)			1,969,420

			Total Securities Lending Collateral
			( Cost $ 13,115,163 )			12,622,808

			Total Short-Term Investments
			( Cost $ 26,136,614 )			25,644,259

			Total Investments in Securities
			( Cost $ 888,669,631 ) *	100.6%		$1,028,516,516
			Other Assets and Liabilities - Net	(0.6)		(5,887,110)
			Net Assets	100.0%		$1,022,629,406

		@	Non-income producing security
		ADR	American Depositary Receipt
		GDR	Global Depositary Receipt
		#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may
			not be resold subject to that rule except to qualified institutional buyers. Unless otherwise
			noted, these securities have been determined to be liquid under the guidelines established
			by the Funds' Board of Directors/Trustees.
		cc	Securities purchased with cash collateral for securities loaned.
		(1)	Collateral received from brokers for securities lending was invested in these short-term investments.
		(2)	On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B)
			to hold certain Lehman Brothers defaulted debt obligations. The Portfolio's position in Series B is
			being fair valued daily. Please see the accompanying Notes to Financial Statements
			for additional details on securities lending.
		R	Restricted security
		L	Loaned security, a portion or all of the security is on loan at December 31, 2010.
PORTFOLIO OF INVESTMENTS
ING BlackRock Inflation Protected Bond Portfolio as of December 31, 2010

	Principal Amount					Value

CORPORATE BONDS/NOTES:				0.4%
			Financials:		0.2%
	$590,000	S	Bear Stearns Cos., Inc., 2.970%, due 03/10/14			$598,071
	445,000	S	International Bank for Reconstruction & Development, 1.600%, due 12/10/13			454,777
	800,000	S	SLM Corp., 3.292%, due 01/31/14			741,472
						1,794,320
			Telecommunication Services:		0.2%
	1,105,000	S	Cellco Partnership / Verizon Wireless Capital, LLC, 2.884%, due 05/20/11			1,116,184
						1,116,184
			Total Corporate Bonds/Notes
			( Cost $ 2,846,916 )			2,910,504

U.S. GOVERNMENT AGENCY OBLIGATIONS:				23.6%
			Federal Home Loan Mortgage Corporation##:		7.9%
	56,240,000		4.000%, due 12/01/40			55,906,923
						55,906,923
			Federal National Mortgage Association##:		7.8%
	56,100,000		4.000%, due 01/01/41			55,881,708
						55,881,708
			Government National Mortgage Association:		7.9%
	55,470,000		4.000%, due 12/20/40			55,939,285
						55,939,285
			Total U.S. Government Agency Obligations
			( Cost $ 167,043,476 )			167,727,916

U.S. TREASURY OBLIGATIONS:				53.5%
			Treasury Inflation Indexed Protected Securitiesip:		53.5%
	59,631,580		0.500%, due 04/15/15			61,033,850
	796,758		0.625%, due 04/15/13			821,470
	31,411,108	S	1.250%, due 04/15/14-07/15/20			32,998,406
	19,555,561	S	1.375%, due 07/15/18			20,635,693
	16,139,727		1.625%, due 01/15/15-01/15/18			17,280,826
	7,202,418	S	1.750%, due 01/15/28			7,349,844
	46,795,092		1.875%, due 07/15/13-07/15/19			50,760,994
	23,192,077		2.000%, due 04/15/12-01/15/26			24,860,019
	38,412,941		2.125%, due 01/15/19-02/15/40			40,811,941
	66,841,033	S	2.375%, due 01/15/17-01/15/27			74,539,874
	11,462,297		2.500%, due 07/15/16-01/15/29			13,013,385
	4,110,277		2.625%, due 07/15/17			4,682,826
	172,491		3.375%, due 01/15/12-04/15/32			214,249
	229,881	S	3.625%, due 04/15/28			297,462
	23,212,994	S	3.875%, due 04/15/29			31,205,158

			Total U.S. Treasury Obligations
			( Cost $ 382,347,669 )			380,505,997

ASSET-BACKED SECURITIES:				0.4%
			Automobile Asset-Backed Securities:		0.1%
	548,034	S	Capital One Auto Finance Trust, 0.290%, due 05/15/13			545,106
						545,106
			Credit Card Asset-Backed Securities:		0.3%
	1,550,000	S	BA Credit Card Trust, 0.280%, due 06/17/13			1,549,876
	454,000	S	BA Credit Card Trust, 1.460%, due 12/16/13			456,469
						2,006,345
			Other Asset-Backed Securities:		0.0%
	221,876	S	Countrywide Asset-Backed Certificates, 0.311%, due 07/25/37			215,199
						215,199
			Total Asset-Backed Securities
			( Cost $ 2,753,117 )			2,766,650

COLLATERALIZED MORTGAGE OBLIGATIONS:				0.3%

	147,269	S	Credit Suisse First Boston Mortgage Securities Corp., 6.505%, due 02/15/34			147,197
	905,000	S	GMAC Commercial Mortgage Securities, Inc., 4.547%, due 12/10/41			917,808
	1,163,649	S	JPMorgan Chase Commercial Mortgage Securities Corp., 6.429%, due 04/15/35			1,179,468
	26,108	S	LB-UBS Commercial Mortgage Trust, 5.642%, due 12/15/25			26,341

			Total Collateralized Mortgage Obligations
			( Cost $ 2,245,520 )			2,270,814

OTHER BONDS:				10.3%
			Foreign Government Bonds:		10.3%
EUR	25,530,106		Deutschland Inflation Linked Bond, 1.500%, due 04/15/16			36,204,695
EUR	25,305,921		France Government International Bond OAT, 1.600%, due 07/25/15			35,610,831
EUR	1,861,151		Hellenic Republic Government International Bond, 2.300%, due 07/25/30			1,153,629

			Total Other Bonds
			( Cost $ 71,706,332 )			72,969,155

			Total Long-Term Investments
			( Cost $ 628,943,030 )			629,151,036

	Shares					Value

SHORT-TERM INVESTMENTS:				11.5%
			Mutual Funds:		11.5%
	81,919,809		Blackrock Liquidity Funds TempFund Portfolio - Class I			$81,919,809

			Total Short-Term Investments
			( Cost $ 81,919,809 )			81,919,809

			Total Investments in Securities
			( Cost $ 710,862,839 ) *	100.0%		$711,070,845
			Other Assets and Liabilities - Net	(0.0)		(34,477)
			Net Assets	100.0%		$711,036,368

		ip	Treasury inflation indexed protected security whose principal value is adjusted in accordance with changes to the Consumer Price Index.
		##

On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship and the U.S. Treasury guaranteed the debt issued by those organizations.

		S

All or a portion of this security has been identified by the Fund to cover future collateral requirements for applicable futures, options, swaps, foreign currency contracts and/or when-issued or delayed-delivery securities.

		EUR	EU Euro
PORTFOLIO OF INVESTMENTS
ING BlackRock Large Cap Growth Portfolio as of December 31, 2010

	Shares					Value

COMMON STOCK:				99.8%
			Consumer Discretionary:		23.6%
	54,000		Advance Auto Parts, Inc.			$3,572,100
	43,000		Brinker International, Inc.			897,840
	167,000	@, L	Career Education Corp.			3,461,910
	172,000		CBS Corp. - Class B			3,276,600
	121,000	@	DIRECTV			4,831,530
	130,000		Expedia, Inc.			3,261,700
	74,000		Family Dollar Stores, Inc.			3,678,540
	42,000	@	Federal Mogul Corp.			867,300
	354,000	@	Ford Motor Co.			5,943,660
	120,000		Gap, Inc.			2,656,800
	337,000	@	Goodyear Tire & Rubber Co.			3,993,450
	241,000		H&R Block, Inc.			2,870,310
	340,000	@	Interpublic Group of Cos., Inc.			3,610,800
	52,000	@, L	ITT Educational Services, Inc.			3,311,880
	51,000		John Wiley & Sons, Inc.			2,307,240
	115,000		Limited Brands, Inc.			3,533,950
	33,000		Macy's, Inc.			834,900
	263,000		News Corp. - Class A			3,829,280
	89,000		Petsmart, Inc.			3,543,980
	57,000		Ross Stores, Inc.			3,605,250
	107,000		Starbucks Corp.			3,437,910
	94,000		TJX Cos., Inc.			4,172,660
	19,000	@, L	TRW Automotive Holdings Corp.			1,001,300
	102,000		Williams-Sonoma, Inc.			3,640,380
	60,000		Wyndham Worldwide Corp.			1,797,600
						77,938,870
			Consumer Staples:		4.9%
	95,000		Dr Pepper Snapple Group, Inc.			3,340,200
	7,000		Herbalife Ltd.			478,590
	64,000		Hershey Co.			3,017,600
	84,000		Kroger Co.			1,878,240
	129,000		Philip Morris International, Inc.			7,550,370
						16,265,000
			Energy:		7.9%
	146,000	@, L	Exterran Holdings, Inc.			3,496,700
	147,300		ExxonMobil Corp.			10,770,576
	105,000		Marathon Oil Corp.			3,888,150
	180,000	@	McDermott International, Inc.			3,724,200
	23,000		Murphy Oil Corp.			1,714,650
	44,000	@	Nabors Industries Ltd.			1,032,240
	23,000		SM Energy Co.			1,355,390
						25,981,906
			Financials:		4.2%
	93,000		Axis Capital Holdings Ltd.			3,336,840

	74,000		Endurance Specialty Holdings Ltd.			3,409,180
	85,000	@	Interactive Brokers Group, Inc.			1,514,700
	139,000	@	Nasdaq Stock Market, Inc.			3,295,690
	72,000	@	Validus Holdings Ltd.			2,203,920
						13,760,330
			Health Care:		14.6%
	127,000		Abbott Laboratories			6,084,570
	72,000		Aetna, Inc.			2,196,720
	65,000	@	BioMarin Pharmaceuticals, Inc.			1,750,450
	75,000		Bristol-Myers Squibb Co.			1,986,000
	97,000		Cardinal Health, Inc.			3,716,070
	29,000	@	Community Health Systems, Inc.			1,083,730
	100,000	@	Coventry Health Care, Inc.			2,640,000
	107,000		Eli Lilly & Co.			3,749,280
	55,000	@	Endo Pharmaceuticals Holdings, Inc.			1,964,050
	355,000	@	Health Management Associates, Inc.			3,386,700
	42,000	@	Humana, Inc.			2,299,080
	64,000	@	Illumina, Inc.			4,053,760
	71,000		Lincare Holdings, Inc.			1,904,930
	153,000	@	Myriad Genetics, Inc.			3,494,520
	136,000		Pharmaceutical Product Development, Inc.			3,691,040
	60,000		UnitedHealth Group, Inc.			2,166,600
	36,000	@	WellPoint, Inc.			2,046,960
						48,214,460
			Industrials:		13.0%
	44,000		Avery Dennison Corp.			1,862,960
	30,000	@	Chicago Bridge & Iron Co. NV			987,000
	76,000	@	CNH Global NV			3,628,240
	140,000	@	Delta Airlines, Inc.			1,764,000
	58,000	@	General Cable Corp.			2,035,220
	79,000		General Electric Co.			1,444,910
	117,000		KBR, Inc.			3,564,990
	255,000		Manitowoc Co., Inc.			3,343,050
	96,000	@	Oshkosh Truck Corp.			3,383,040
	42,000		Raytheon Co.			1,946,280
	18,000		Ryder System, Inc.			947,520
	263,000		Southwest Airlines Co.			3,413,740
	152,100		Textron, Inc.			3,595,644
	62,000	@	Thomas & Betts Corp.			2,994,600
	55,000		Timken Co.			2,625,150
	46,000	@	URS Corp.			1,914,060
	130,000		Waste Connections, Inc.			3,578,900
						43,029,304
			Information Technology:		25.5%
	73,000		Activision Blizzard, Inc.			908,120
	104,000		Altera Corp.			3,700,320
	10,000		Analog Devices, Inc.			376,700
	26,000	@	Apple, Inc.			8,386,560
	303,000	@	Atmel Corp.			3,732,960
	98,000	@	Autodesk, Inc.			3,743,600

	120,000		AVX Corp.			1,851,600
	159,000		CA, Inc.			3,885,960
	182,000		Corning, Inc.			3,516,240
	335,000	@	Dell, Inc.			4,539,250
	12,000		DST Systems, Inc.			532,200
	133,000	@	EMC Corp.			3,045,700
	107,000	@	Gartner, Inc.			3,552,400
	1,000	@	Google, Inc. - Class A			593,970
	30,000	@	IAC/InterActiveCorp			861,000
	348,000		Intel Corp.			7,318,440
	19,000		International Business Machines Corp.			2,788,440
	13,000	@	Micros Systems, Inc.			570,180
	28,000		Microsoft Corp.			781,760
	246,000		National Semiconductor Corp.			3,384,960
	32,000	@	Novellus Systems, Inc.			1,034,240
	118,000	@	ON Semiconductor Corp.			1,165,840
	48,000	@	QLogic Corp.			816,960
	80,000	@	Sandisk Corp.			3,988,800
	245,000	@	Seagate Technology, Inc.			3,682,350
	186,000	@	Symantec Corp.			3,113,640
	102,000	@	VeriSign, Inc.			3,332,340
	96,000	@	Western Digital Corp.			3,254,400
	205,000		Western Union Co.			3,806,850
	46,000	@	Zebra Technologies Corp.			1,747,540
						84,013,320
			Materials:		3.3%
	112,000	@	Crown Holdings, Inc.			3,738,560
	153,000		International Paper Co.			4,167,720
	85,000		Nalco Holding Co.			2,714,900
	17,000		RPM International, Inc.			375,700
						10,996,880
			Telecommunication Services:		1.1%
	282,000	@	MetroPCS Communications, Inc.			3,561,660
						3,561,660
			Utilities:		1.7%
	186,000	@	Calpine Corp.			2,481,240
	41,000		Integrys Energy Group, Inc.			1,988,910
	80,000		NV Energy, Inc.			1,124,000
						5,594,150
			Total Common Stock
			( Cost $ 286,994,484 )			329,355,880

SHORT-TERM INVESTMENTS:				2.6%
			Mutual Funds:		0.4%
	1,116,125		Blackrock Liquidity Funds TempFund Portfolio - Class I			1,116,125

			Total Mutual Funds
			( Cost $ 1,116,125 )			1,116,125

			Securities Lending Collateralcc:		2.2%

	6,985,894		BNY Mellon Overnight Government Fund (1)			6,985,894
	468,580	R	BNY Institutional Cash Reserves Fund, Series B (1)(2)			374,864

			Total Securities Lending Collateral
			( Cost $ 7,454,474 )			7,360,758

			Total Short-Term Investments
			( Cost $ 8,570,599 )			8,476,883

			Total Investments in Securities
			( Cost $ 295,565,083 ) *	102.4%		$337,832,763
			Other Assets and Liabilities - Net	(2.4)		(7,835,800)
			Net Assets	100.0%		$329,996,963

		@	Non-income producing security
		cc	Securities purchased with cash collateral for securities loaned.
		(1)	Collateral received from brokers for securities lending was invested in these short-term investments.
		(2)

On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Portfolio's position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.

		R	Restricted security
		L	Loaned security, a portion or all of the security is on loan at December 31, 2010.
PORTFOLIO OF INVESTMENTS
ING BlackRock Large Cap Value Portfolio as of December 31, 2010

	Shares					Value

COMMON STOCK:				99.8%
			Consumer Discretionary:		11.7%
	28,400		CBS Corp. - Class B			$541,020
	40,100		Comcast Corp. - Class A			880,997
	23,900	@	Dish Network Corp.			469,874
	22,900		Foot Locker, Inc.			449,298
	14,900	@, L	GameStop Corp.			340,912
	10,600		Gannett Co., Inc.			159,954
	30,500	@	Liberty Media Corp. - Interactive - Class A			480,985
	13,200		Limited Brands, Inc.			405,636
	18,300		Macy's, Inc.			462,990
	7,900		McGraw-Hill Cos., Inc.			287,639
	23,300		RadioShack Corp.			430,817
	1,800	L	Williams-Sonoma, Inc.			64,242
						4,974,364
			Consumer Staples:		4.6%
	5,100		Corn Products International, Inc.			234,600
	12,700		Dr Pepper Snapple Group, Inc.			446,532
	22,500		Kroger Co.			503,100
	5,000		Procter & Gamble Co.			321,650
	26,900		Tyson Foods, Inc.			463,218
						1,969,100
			Energy:		7.5%
	3,300		Chevron Corp.			301,125
	12,500	@, L	Exterran Holdings, Inc.			299,375
	16,300		Marathon Oil Corp.			603,589
	22,700	@	McDermott International, Inc.			469,663
	6,600		Murphy Oil Corp.			492,030
	12,000	L	Sunoco, Inc.			483,720
	24,400		Valero Energy Corp.			564,128
						3,213,630
			Financials:		17.5%
	15,000		American Financial Group, Inc.			484,350
	4,300		Ameriprise Financial, Inc.			247,465
	13,300		Aspen Insurance Holdings Ltd.			380,646
	11,900		Assurant, Inc.			458,388
	11,200		Axis Capital Holdings Ltd.			401,856
	1,500	@	Berkshire Hathaway, Inc.			120,165
	46,700		CapitalSource, Inc.			331,570
	25,900		Discover Financial Services			479,927
	2,900		Endurance Specialty Holdings Ltd.			133,603
	34,500		Fifth Third Bancorp.			506,460
	2,900		HCC Insurance Holdings, Inc.			83,926
	58,900		Huntington Bancshares, Inc.			404,643
	6,200		JPMorgan Chase & Co.			263,004
	59,800		Keycorp			529,230

	44,400	@	MBIA, Inc.			532,356
	20,200	@	Nasdaq Stock Market, Inc.			478,942
	144,200	@	Popular, Inc.			452,788
	7,900		Protective Life Corp.			210,456
	10,400		Travelers Cos., Inc.			579,384
	3,900		Unitrin, Inc.			95,706
	3,900	@	Validus Holdings Ltd.			119,379
	4,700		Wells Fargo & Co.			145,653
						7,439,897
			Health Care:		16.1%
	16,200		Aetna, Inc.			494,262
	13,800	@	Amgen, Inc.			757,620
	27,500		Bristol-Myers Squibb Co.			728,200
	13,600		Cardinal Health, Inc.			521,016
	13,500		Cigna Corp.			494,910
	17,000	@	Coventry Health Care, Inc.			448,800
	17,600	L	Eli Lilly & Co.			616,704
	14,800	@	Forest Laboratories, Inc.			473,304
	15,500	@	Health Net, Inc.			422,995
	8,300	@	Humana, Inc.			454,342
	3,300		Johnson & Johnson			204,105
	31,300	@	King Pharmaceuticals, Inc.			439,765
	6,100		Pfizer, Inc.			106,811
	19,100		UnitedHealth Group, Inc.			689,701
						6,852,535
			Industrials:		9.0%
	60,900		General Electric Co.			1,113,861
	15,300		KBR, Inc.			466,191
	28,600	L	Manitowoc Co., Inc.			374,946
	3,300	@	Oshkosh Truck Corp.			116,292
	7,100		Raytheon Co.			329,014
	9,100		Ryder System, Inc.			479,024
	37,100		Southwest Airlines Co.			481,558
	9,600		Timken Co.			458,208
						3,819,094
			Information Technology:		10.4%
	4,100	@	AOL, Inc.			97,211
	34,500	@	Atmel Corp.			425,040
	10,900	@	Convergys Corp.			143,553
	33,000		Corning, Inc.			637,560
	18,300	@	Fairchild Semiconductor International, Inc.			285,663
	31,000		Intel Corp.			651,930
	11,700	@	Lexmark International, Inc.			407,394
	30,600		National Semiconductor Corp.			421,056
	30,700	@	Seagate Technology, Inc.			461,421
	31,700	@, L	Vishay Intertechnology, Inc.			465,356
	12,500	@, L	Western Digital Corp.			423,750
						4,419,934
			Materials:		4.7%
	7,400		Cabot Corp.			278,610

	5,900	L	Cytec Industries, Inc.			313,054
	17,200	L	International Paper Co.			468,528
	16,800		MeadWestvaco Corp.			439,488
	19,800		Sealed Air Corp.			503,910
						2,003,590
			Telecommunication Services:		7.4%
	12,900		AT&T, Inc.			379,002
	38,500	@	MetroPCS Communications, Inc.			486,255
	74,000		Qwest Communications International, Inc.			563,140
	119,500	@, L	Sprint Nextel Corp.			505,485
	5,200		Telephone & Data Systems, Inc.			190,060
	28,900		Verizon Communications, Inc.			1,034,042
						3,157,984
			Utilities:		10.9%
	41,200	@	AES Corp.			501,816
	16,000		Ameren Corp.			451,040
	1,600		Atmos Energy Corp.			49,920
	24,700	L	CMS Energy Corp.			459,420
	13,400		Edison International			517,240
	113,400	@, L	GenOn Energy, Inc.			432,054
	26,700		NiSource, Inc.			470,454
	23,700	@	NRG Energy, Inc.			463,098
	31,400		NV Energy, Inc.			441,170
	23,000		Pepco Holdings, Inc.			419,750
	25,300		Questar Corp.			440,473
						4,646,435
			Total Common Stock
			( Cost $ 38,065,619 )			42,496,563

SHORT-TERM INVESTMENTS:				8.5%
			Mutual Funds:		0.3%
	129,115		Blackrock Liquidity Funds TempFund Portfolio - Class I			129,115

			Total Mutual Funds
			( Cost $ 129,115 )			129,115

			Securities Lending Collateralcc:		8.2%
	3,290,885		BNY Mellon Overnight Government Fund (1)			3,290,885
	266,221	R	BNY Institutional Cash Reserves Fund, Series B (1)(2)			212,977

			Total Securities Lending Collateral
			( Cost $ 3,557,106 )			3,503,862

			Total Short-Term Investments
			( Cost $ 3,686,221 )			3,632,977

			Total Investments in Securities
			( Cost $ 41,751,840 ) *	108.3%		$46,129,540
			Other Assets and Liabilities - Net	(8.3)		(3,536,363)
			Net Assets	100.0%		$42,593,177

		@	Non-income producing security
		cc	Securities purchased with cash collateral for securities loaned.
		(1)	Collateral received from brokers for securities lending was invested in these short-term investments.
		(2)

On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Portfolio's position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.

		R	Restricted security
		L	Loaned security, a portion or all of the security is on loan at December 31, 2010.
PORTFOLIO OF INVESTMENTS
ING Clarion Global Real Estate Portfolio as of December 31, 2010

	Shares					Value

COMMON STOCK:				31.3%
			Australia:		0.3%
	147,964		Lend Lease Corp., Ltd.			$1,306,466
						1,306,466
			Canada:		0.9%
	205,200		Brookfield Properties Co.			3,597,156
						3,597,156
			China:		0.3%
	907,000		Longfor Properties Co., Ltd.			1,262,100
						1,262,100
			France:		0.5%
	43,720		Nexity			1,998,529
						1,998,529
			Hong Kong:		13.9%
	956,470		Cheung Kong Holdings Ltd.			14,740,615
	1,176,000	L	China Overseas Land & Investment Ltd.			2,174,152
	374,100		Great Eagle Holding Co.			1,161,704
	496,000		Hang Lung Group Ltd.			3,258,802
	676,700		Hang Lung Properties Ltd.			3,162,911
	1,044,500	L	Hongkong Land Holdings Ltd.			7,539,585
	179,800		Hysan Development Co., Ltd.			846,036
	736,000		Sino Land Co.			1,375,237
	1,245,400		Sun Hung Kai Properties Ltd.			20,663,184
	422,175		Wharf Holdings Ltd.			3,245,868
						58,168,094
			Japan:		8.7%
	27,017		Daito Trust Construction Co., Ltd.			1,846,409
	212,500		Daiwa House Industry Co., Ltd.			2,603,054
	759,957		Mitsubishi Estate Co., Ltd.			14,044,926
	447,482		Mitsui Fudosan Co., Ltd.			8,893,070
	368,368		Sumitomo Realty & Development Co., Ltd.			8,763,339
						36,150,798
			Norway:		0.3%
	757,980	@	Norwegian Property ASA			1,349,740
						1,349,740
			Singapore:		3.6%
	2,592,750		CapitaLand Ltd.			7,499,558
	83,000		City Developments Ltd.			813,461
	2,999,500	@	Global Logistic Properties Ltd.			5,048,444
	408,700		Keppel Land Ltd.			1,530,300
						14,891,763
			Sweden:		0.8%
	105,180		Castellum AB			1,432,216
	151,530		Hufvudstaden AB			1,771,068
						3,203,284
			Switzerland:		0.6%

	35,690	@	Swiss Prime Site AG			2,662,724
						2,662,724
			United Kingdom:		0.4%
	449,320		Grainger PLC			740,875
	415,800		Safestore Holdings Ltd.			846,141
						1,587,016
			United States:		1.0%
	72,100		Starwood Hotels & Resorts Worldwide, Inc.			4,382,238
						4,382,238
			Total Common Stock
			( Cost $ 96,069,103 )			130,559,908

REAL ESTATE INVESTMENT TRUSTS:				67.1%
			Australia:		9.2%
	5,936,871		Dexus Property Group			4,826,128
	6,130,700		Goodman Group			4,074,356
	1,889,840		GPT Group			5,690,469
	5,360,700	**	ING Office Fund			3,043,785
	1,951,810		Mirvac Group			2,448,919
	1,253,820		Stockland			4,618,451
	867,420		Westfield Group			8,496,627
	1,941,352	@	Westfield Retail Trust			5,103,021
						38,301,756
			Canada:		1.9%
	83,000	L	Calloway Real Estate Investment Trust			1,950,830
	27,600	L	Canadian Real Estate Investment Trust			861,893
	65,400	L	Primaris Retail Real Estate			1,285,242
	185,100	L	RioCan Real Estate Investment Trust			4,095,545
						8,193,510
			France:		5.0%
	5,482		Fonciere Des Regions			530,564
	69,887		Mercialys			2,626,625
	10,330		Societe Immobiliere de Location pour l'Industrie et le Commerce			1,279,223
	82,499	@	Unibail			16,334,652
						20,771,064
			Hong Kong:		0.7%
	950,600	L	Link Real Estate Investment Trust			2,951,561
						2,951,561
			Japan:		4.7%
	264		Frontier Real Estate Investment Corp.			2,517,658
	184		Japan Logistics Fund, Inc.			1,735,345
	476		Japan Real Estate Investment Corp.			4,931,167
	1,517		Japan Retail Fund Investment Corp.			2,901,026
	320		Kenedix Realty Investment Corp.			1,501,678
	170		Nippon Accommodations Fund, Inc.			1,313,292
	283	L	Nippon Building Fund, Inc.			2,900,275
	1,324	L	United Urban Investment Corp.			1,690,457
						19,490,898
			Netherlands:		0.9%
	35,570		Corio NV			2,283,910

	34,161		Eurocommercial Properties NV			1,575,386
						3,859,296
			Singapore:		2.3%
	3,408,000	L	CapitaCommercial Trust			3,986,846
	2,298,879		CapitaMall Trust			3,496,444
	568,500		Frasers Centrepoint Trust			665,631
	1,220,000		Suntec Real Estate Investment Trust			1,426,245
						9,575,166
			United Kingdom:		4.8%
	436,697		British Land Co. PLC			3,584,613
	282,510		Capital Shopping Centres Group PLC			1,842,690
	147,530		Derwent Valley Holdings PLC			3,602,181
	405,000		Great Portland Estates PLC			2,282,556
	245,819		Hammerson PLC			1,601,964
	617,273		Land Securities Group PLC			6,511,308
	193,022		Segro PLC			864,293
						20,289,605
			United States:		37.6%
	60,600		Alexandria Real Estate Equities, Inc.			4,439,556
	93,000		AMB Property Corp.			2,949,030
	169,200		Apartment Investment & Management Co.			4,372,128
	64,725		AvalonBay Communities, Inc.			7,284,799
	100,000		Boston Properties, Inc.			8,610,000
	91,700		BRE Properties, Inc.			3,988,950
	268,000		Developers Diversified Realty Corp.			3,776,120
	30,200	L	Digital Realty Trust, Inc.			1,556,508
	227,200		Equity Residential			11,803,040
	57,000		Federal Realty Investment Trust			4,442,010
	433,600		General Growth Properties, Inc.			6,712,128
	50,700		HCP, Inc.			1,865,253
	52,800		Highwoods Properties, Inc.			1,681,680
	404,821		Host Hotels & Resorts, Inc.			7,234,151
	72,700		Kimco Realty Corp.			1,311,508
	157,300		Liberty Property Trust			5,021,016
	214,265		Macerich Co.			10,149,733
	140,000		Nationwide Health Properties, Inc.			5,093,200
	59,600		Pebblebrook Hotel Trust			1,211,072
	415,800		Prologis			6,004,152
	44,594		Public Storage, Inc.			4,522,723
	148,500		Regency Centers Corp.			6,272,640
	158,161		Simon Property Group, Inc.			15,735,438
	74,600		SL Green Realty Corp.			5,036,246
	33,800		Tanger Factory Outlet Centers, Inc.			1,730,222
	65,500		Taubman Centers, Inc.			3,306,440
	216,775		UDR, Inc.			5,098,548
	88,200		Ventas, Inc.			4,628,736
	133,131		Vornado Realty Trust			11,093,806
						156,930,833
			Total Real Estate Investment Trusts
			( Cost $ 192,102,121 )			280,363,689

			Total Long-Term Investments
			( Cost $ 288,171,224 )			410,923,597

SHORT-TERM INVESTMENTS:				6.4%
			Mutual Funds:		1.7%
	7,142,167		Blackrock Liquidity Funds TempFund Portfolio - Class I			7,142,167

			Total Mutual Funds
			( Cost $ 7,142,167 )			7,142,167

			Securities Lending Collateralcc:		4.7%
	19,232,803		BNY Mellon Overnight Government Fund (1)			19,232,803
	372,743	R	BNY Institutional Cash Reserves Fund, Series B (1)(2)			298,194

			Total Securities Lending Collateral
			( Cost $ 19,605,546 )			19,530,997

			Total Short-Term Investments
			( Cost $ 26,747,713 )			26,673,164

			Total Investments in Securities
			( Cost $ 314,918,937 ) *	104.8%		$437,596,761
			Other Assets and Liabilities - Net	(4.8)		(19,867,020)
			Net Assets	100.0%		$417,729,741

		@	Non-income producing security
		cc	Securities purchased with cash collateral for securities loaned.
		(1)	Collateral received from brokers for securities lending was invested in these short-term investments.
		(2)

On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Portfolio's position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.

		R	Restricted security
		L	Loaned security, a portion or all of the security is on loan at December 31, 2010.
		**	Investment in affiliate
PORTFOLIO OF INVESTMENTS
ING Clarion Real Estate Portfolio as of December 31, 2010

	Shares					Value

COMMON STOCK:				3.0%
			Consumer Discretionary:		1.9%
	40,300	@	Hyatt Hotels Corp.			$1,844,128
	138,900		Starwood Hotels & Resorts Worldwide, Inc.			8,442,342
						10,286,470
			Financials:		1.1%
	348,400		Brookfield Properties Co.			6,107,452
						6,107,452
			Total Common Stock
			( Cost $ 12,691,931 )			16,393,922

REAL ESTATE INVESTMENT TRUSTS:				96.7%
			Financials:		96.7%
	176,360		Acadia Realty Trust			3,216,806
	144,971		Alexandria Real Estate Equities, Inc.			10,620,575
	377,878		AMB Property Corp.			11,982,511
	244,400		American Campus Communities, Inc.			7,762,143
	406,378	L	Apartment Investment & Management Co.			10,500,808
	179,300		Associated Estates Realty Corp.			2,741,497
	185,092		AvalonBay Communities, Inc.			20,832,105
	309,296		Boston Properties, Inc.			26,630,386
	258,920		BRE Properties, Inc.			11,263,020
	122,800		CBL & Associates Properties, Inc.			2,149,000
	271,100		Colonial Properties Trust			4,893,355
	593,400		Developers Diversified Realty Corp.			8,361,006
	151,057	L	Digital Realty Trust, Inc.			7,785,478
	117,066		Equity Lifestyle Properties, Inc.			6,547,501
	636,571	L	Equity Residential			33,069,863
	203,788		Federal Realty Investment Trust			15,881,199
	950,800		General Growth Properties, Inc.			14,718,384
	563,252		HCP, Inc.			20,722,041
	260,847	L	Highwoods Properties, Inc.			8,307,977
	1,612,768		Host Hotels & Resorts, Inc.			28,820,164
	198,900		Hudson Pacific Properties, Inc.			2,993,445
	197,000		Kilroy Realty Corp.			7,184,590
	776,778		Kimco Realty Corp.			14,013,075
	397,545		Liberty Property Trust			12,689,636
	410,123		Macerich Co.			19,427,527
	465,619		Nationwide Health Properties, Inc.			16,939,219
	114,200		Pebblebrook Hotel Trust			2,320,544
	1,330,163	L	Prologis			19,207,554
	194,064		Public Storage, Inc.			19,681,971
	286,003		Regency Centers Corp.			12,080,767
	538,211		Simon Property Group, Inc.			53,546,612
	174,154		SL Green Realty Corp.			11,757,137
	116,749		Tanger Factory Outlet Centers, Inc.			5,976,381

	177,374		Taubman Centers, Inc.			8,953,840
	567,503		UDR, Inc.			13,347,671
	436,600		U-Store-It Trust			4,160,798
	318,540		Ventas, Inc.			16,716,979
	371,133		Vornado Realty Trust			30,926,513

			Total Real Estate Investment Trusts
			( Cost $ 372,800,003 )			528,730,078

			Total Long-Term Investments
			( Cost $ 385,491,934 )			545,124,000

SHORT-TERM INVESTMENTS:				4.2%
			Mutual Funds:		0.8%
	4,324,224		Blackrock Liquidity Funds TempFund Portfolio - Class I			4,324,224

			Total Mutual Funds
			( Cost $ 4,324,224 )			4,324,224

			Securities Lending Collateralcc:		3.4%
	15,494,961		BNY Mellon Overnight Government Fund (1)			15,494,961
	3,758,883	R	BNY Institutional Cash Reserves Fund, Series B (1)(2)			3,007,107

			Total Securities Lending Collateral
			( Cost $ 19,253,844 )			18,502,068

			Total Short-Term Investments
			( Cost $ 23,578,068 )			22,826,292

			Total Investments in Securities
			( Cost $ 409,070,002 ) *	103.9%		$567,950,292
			Other Assets and Liabilities - Net	(3.9)		(21,246,873)
			Net Assets	100.0%		$546,703,419

		@	Non-income producing security
		cc	Securities purchased with cash collateral for securities loaned.
		(1)	Collateral received from brokers for securities lending was invested in these short-term investments.
		(2)	On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B)
			to hold certain Lehman Brothers defaulted debt obligations. The Portfolio's position in Series B is
			being fair valued daily. Please see the accompanying Notes to Financial Statements
			for additional details on securities lending.
		R	Restricted security
		L	Loaned security, a portion or all of the security is on loan at December 31, 2010.
PORTFOLIO OF INVESTMENTS
ING DFA Global Allocation Portfolio as of December 31, 2010

	Shares				Value

MUTUAL FUNDS:			99.9%
		Open-End Funds:		99.9%
	82,586	DFA Emerging Markets Core Equity Portfolio			$1,830,102
	103,504	DFA International Real Estate Securities Portfolio			519,592
	79,021	DFA International Vector Equity Portfolio			855,008
	188,982	DFA Large Cap International Portfolio			3,762,638
	412,457	DFA Selectively Hedged Global Fixed Income Portfolio			4,264,803
	213,088	DFA U.S. Core Equity 1 Portfolio			2,343,968
	54,281	DFA U.S. Small Cap Portfolio			1,159,450
	140,090	DFA US Large Company Portfolio			1,386,894
	398,842	VA Global Bond Portfolio			4,283,560
	78,165	VA International Small Portfolio			881,702
	155,894	VA International Value Portfolio			1,915,943
	275,139	VA Short-Term Fixed Portfolio			2,806,418
	83,721	VA U.S. Large Value Portfolio			1,264,180
	105,906	VA U.S. Targeted Value Portfolio			1,234,870

		Total Mutual Funds
		( Cost $ 27,294,487 )			28,509,128

SHORT-TERM INVESTMENTS:			0.3%
		Mutual Funds:		0.3%
	87,527	Blackrock Liquidity Funds TempFund Portfolio - Class I			87,527

		Total Short-Term Investments
		( Cost $ 87,527 )			87,527

		Total Investments in Securities
		( Cost $ 27,382,014 ) *	100.2%		$28,596,655
		Other Assets and Liabilities - Net	(0.2)		(46,252)
		Net Assets	100.0%		$28,550,403

PORTFOLIO OF INVESTMENTS
ING DFA World Equity Portfolio as of December 31, 2010

	Shares				Value

MUTUAL FUNDS:			100.8%
		Open-End Funds:		100.8%
	940,039	DFA Emerging Markets Core Equity Portfolio			$20,831,264
	1,379,265	DFA International Real Estate Securities Portfolio			6,923,910
	1,308,911	DFA International Vector Equity Portfolio			14,162,418
	2,535,419	DFA Large Cap International Portfolio			50,480,197
	2,654,332	DFA U.S. Core Equity 1 Portfolio			29,197,649
	728,902	DFA U.S. Small Cap Portfolio			15,569,350
	2,343,037	DFA US Large Company Portfolio			23,196,064
	1,025,569	VA International Small Portfolio			11,568,415
	1,983,757	VA International Value Portfolio			24,380,369
	1,049,414	VA U.S. Large Value Portfolio			15,846,150
	1,345,378	VA U.S. Targeted Value Portfolio			15,687,104

		Total Mutual Funds
		( Cost $ 210,249,047 )			227,842,890

SHORT-TERM INVESTMENTS:			0.5%
		Mutual Funds:		0.5%
	1,069,563	Blackrock Liquidity Funds TempFund Portfolio - Class I			1,069,563

		Total Short-Term Investments
		( Cost $ 1,069,563 )			1,069,563

		Total Investments in Securities
		( Cost $ 211,318,610 ) *	101.3%		$228,912,453
		Other Assets and Liabilities - Net	(1.3)		(2,838,128)
		Net Assets	100.0%		$226,074,325

PORTFOLIO OF INVESTMENTS
ING FMRSM Diversified Mid Cap Portfolio as of December 31, 2010

	Shares					Value

COMMON STOCK:				89.1%
			Consumer Discretionary:		19.6%
	1,071,951		Advance Auto Parts, Inc.			$70,909,559
	31,450	@	Clicks Group Ltd.			207,130
	573,154	@	DEN Networks Ltd.			2,316,859
	440,701	@, L	Drugstore.Com			973,949
	229,559	@, L	Fuel Systems Solutions, Inc.			6,744,443
	3,700,000	L	Geely Automobile Holdings Ltd.			1,616,570
	43,000		Golden Eagle Retail Group Ltd.			105,915
	196,502	@	Grand Canyon Education, Inc.			3,849,474
	873,507	L	Hasbro, Inc.			41,212,060
	91		Inditex S.A.			6,812
	1,994	@	Interpublic Group of Cos., Inc.			21,176
	100		Jollibee Foods Corp.			203
	94,000	L	Kappa Create Co., Ltd.			2,260,802
	1,004,000		Little Sheep Group Ltd.			633,931
	1,012	@	MegaStudy Co., Ltd.			156,675
	22,000		Minth Group Ltd.			36,112
	373,035	@, L	NetFlix, Inc.			65,542,250
	902,112	@	New Focus Auto Tech Holdings Ltd.			343,538
	2,618,000		Prime Success International Group			2,451,434
	6,200		Proto Corp.			273,887
	253,664		Ross Stores, Inc.			16,044,248
	1,500,936	@, L	Sally Beauty Holdings, Inc.			21,808,600
	80,400		Sazaby League Ltd.			1,973,596
	115,484	@	Sonic Corp.			1,168,698
	108,272		Starbucks Corp.			3,478,779
	56,681		Starwood Hotels & Resorts Worldwide, Inc.			3,445,071
	45,009		TAJ GVK Hotels & Resorts Ltd.			133,901
	147,209		TJX Cos., Inc.			6,534,608
	13,500		Tsutsumi Jewelry Co., Ltd.			359,345
	24,921	L	Value Line, Inc.			360,108
	512,933		Walt Disney Co.			19,240,117
						274,209,850
			Consumer Staples:		2.5%
	29,210		Britannia Industries Ltd.			270,090
	71,200		Campbell Soup Co.			2,474,200
	13,000		Daikokutenbussan Co., Ltd.			452,975
	1,300	@	Fresh Market, Inc.			53,560
	10,612,119		Heng Tai Consumables Group Ltd.			1,609,840
	18,044		Hengan International Group Co., Ltd.			155,575
	19,400		Kalina ADR			552,615
	243,098		Kroger Co.			5,435,671
	208,710		Molson Coors Brewing Co.			10,475,155
	56,942	@, L	USANA Health Sciences, Inc.			2,474,130
	44,596		Wal-Mart Stores, Inc.			2,405,062

	10,519,000		Want Want China Holdings Ltd.			9,212,161
						35,571,034
			Energy:		6.8%
	213,218	@	Dresser-Rand Group, Inc.			9,080,955
	334,884		Ensco International PLC ADR			17,876,108
	193,670	@	Helix Energy Solutions Group, Inc.			2,351,154
	37,520		Marathon Oil Corp.			1,389,366
	905,425	@	Nabors Industries Ltd.			21,241,271
	753,617	@, L	Newpark Resources			4,642,281
	24,800	@	Noble Corp.			887,096
	1,192,011	@	Parker Drilling Co.			5,447,490
	1,461,935		Patterson-UTI Energy, Inc.			31,504,699
	781	@, L	Plains Exploration & Production Co.			25,101
	119,800	@	SXR Uranium One, Inc.			573,517
	7,200	@	Weatherford International Ltd.			164,160
						95,183,198
			Financials:		11.0%
	40,421		Admiral Group PLC			956,053
	247,000		Aozora Bank Ltd.			509,459
	99,287		Bank of Baroda			1,990,678
	207,375		Chubb Corp.			12,367,845
	23,887	L	CNinsure, Inc. ADR			412,051
	14,261		CRISIL Ltd.			1,914,912
	91,060		Goldcrest Co., Ltd.			2,372,726
	179,000		Hang Lung Properties Ltd.			836,650
	1,113		ICRA Ltd.			31,983
	157,800		Iguatemi Empresa de Shopping Centers S.A.			3,945,000
	40		Jammu & Kashmir Bank Ltd.			700
	1,018,672		Janus Capital Group, Inc.			13,212,176
	5,709	@	Kenedix, Inc.			1,731,081
	64,367		Lincoln National Corp.			1,790,046
	499,000		Marusan Securities Co., Ltd.			2,974,835
	5,600	@, L	Netspend Holdings, Inc.			71,792
	137,580		Northern Trust Corp.			7,623,308
	1,790,842		Old Republic International Corp.			24,409,176
	168,500	@	Porto Seguro SA			2,872,620
	160,332	L	Presidential Life Corp.			1,592,097
	359,336		Progressive Corp.			7,140,006
	355,316		Protective Life Corp.			9,465,618
	610,041		Reinsurance Group of America, Inc.			32,765,302
	159,313		SEI Investments Co.			3,790,056
	1,043	@	Songbird Estates PLC			2,297
	184,500		SPG Land Holdings Ltd.			90,138
	135,300		Sumitomo Mitsui Financial Group, Inc.			4,790,585
	1,244,989		Union Bank of India			9,658,335
	525,000		Wharf Holdings Ltd.			4,036,433
	325,000		Yanlord Land Group Ltd.			425,860
						153,779,818
			Health Care:		18.2%
	82,400	@	3SBio, Inc. ADR			1,250,832

	364,000		Abcam PLC			1,816,027
	27,019	@	Accretive Health, Inc.			439,059
	1,891,169	@	Allscripts Healthcare Solutions, Inc.			36,442,827
	26,711	@, L	Ardea Biosciences, Inc.			694,486
	354,000	@	Aspen Pharmacare Holdings Ltd.			4,949,173
	466,739	@, L	Athenahealth, Inc.			19,126,964
	199	@	Bio-Rad Laboratories, Inc.			20,666
	47,712		Cadila Healthcare Ltd.			829,708
	2,100	@	CareFusion Corp.			53,970
	555,637	@	Cerner Corp.			52,641,049
	5,300	@, L	China Pharma Holdings, Inc.			16,112
	10,445		Cipla Ltd.			86,360
	67,028		Computer Programs & Systems, Inc.			3,139,592
	233,852	@	Edwards Lifesciences Corp.			18,904,596
	34,200	@	GenMark Diagnostics, Inc.			139,878
	152,738	@, L	Genomic Health, Inc.			3,267,066
	72,400	@, L	Immunogen, Inc.			670,424
	34,697	@	IPC The Hospitalist Co., Inc.			1,353,530
	295,980	@	Kinetic Concepts, Inc.			12,395,642
	94,496	@	Laboratory Corp. of America Holdings			8,308,088
	78,636	@	Masimo Corp.			2,285,949
	39,200		McKesson Corp.			2,758,896
	244		Message Co., Ltd.			690,848
	287,465	@	Myriad Genetics, Inc.			6,565,701
	121,415	@	Nanosphere, Inc.			529,369
	106,420		Nobel Biocare Holding AG			2,007,218
	53,222	@	NxStage Medical, Inc.			1,324,163
	416,403		Piramal Healthcare Ltd.			4,374,867
	270,569	@	Qiagen NV			5,289,624
	5,598		Quality Systems, Inc.			390,852
	146,364	@, L	Quidel Corp.			2,114,960
	31,161	@, L	Sangamo Biosciences, Inc.			206,909
	1,576,000		Shandong Weigao Group Medical Polymer Co., Ltd.			4,470,766
	113,794		Steris Corp.			4,148,929
	304,476	@	Thermo Fisher Scientific, Inc.			16,855,791
	12,309	@	Vascular Solutions, Inc.			144,261
	957,631	@	Vertex Pharmaceuticals, Inc.			33,545,814
						254,250,966
			Industrials:		2.9%
	155,442	@	AGCO Corp.			7,874,692
	1,951	@	Bell Equipment Ltd.			2,997
	411,000		Blue Label Telecoms Ltd.			439,232
	166,681		Blue Star Ltd.			1,629,806
	61,189		Corporate Executive Board Co.			2,297,647
	50,388		Equifax, Inc.			1,793,813
	1,694,000		EVA Precision Industrial Holdings Ltd.			1,633,899
	66,965		Fluor Corp.			4,437,101
	98,920	@, L	Jacobs Engineering Group, Inc.			4,535,482
	244,400		JobStreet Corp. Bhd			236,197
	661,963	@	MAX India Ltd.			2,184,680

	823,371		Michael Page International PLC			7,142,118
	207,000		Nippon Thompson Co., Ltd.			1,663,496
	16,009	@, L	PowerSecure International, Inc.			124,550
	75,889	@	Randstad Holdings NV			4,010,663
	50,600	@, R, X	Uzel Makina Sanayii AS			12,781
	19,600	@	Vestas Wind Systems A/S			620,738
						40,639,892
			Information Technology:		19.7%
	303,470		Altera Corp.			10,797,463
	43,407	@	Computer Task Group, Inc.			472,268
	127,177	@, L	Constant Contact, Inc.			3,941,215
	88	@, L	Cree, Inc.			5,798
	132,497	@	DG FastChannel, Inc.			3,826,513
	3,268,700		Digital China Holdings Ltd.			6,111,018
	3,124,113	@	eBay, Inc.			86,944,061
	491,678	@	Electronic Arts, Inc.			8,053,686
	443,954	L	Gemalto NV			18,912,146
	22,400	@	Hollysys Automation Technologies Ltd.			339,584
	10,684		Info Edge India Ltd.			157,850
	257,576		Ingenico			9,334,439
	283,319	@, L	Juniper Networks, Inc.			10,460,137
	9,322,000		Kingdee International Software Group Co., Ltd.			5,224,727
	479,000		Kontron AG			5,114,335
	1,500		Lenovo Group Ltd. ADR			19,050
	702,100	@, L	Longtop Financial Technologies Ltd. ADR			25,401,978
	300,666	@	MIC Electronics Ltd.			220,183
	2,326	@	Move, Inc.			5,978
	3	@, L	NetSuite, Inc.			75
	9,075	@	NHN Corp.			1,811,545
	16,439		NIIT Technologies Ltd.			72,795
	2,225,202	@	PMC - Sierra, Inc.			19,114,485
	225,869		Richtek Technology Corp.			1,881,635
	131,557	@	Rovi Corp.			8,157,850
	126,948	@, L	Shanda Interactive Entertainment Ltd. ADR			5,032,219
	839,700	L	Siliconware Precision Industries Co. ADR			4,996,215
	103,709		Solera Holdings, Inc.			5,322,346
	109,027	@	support.com, Inc.			706,495
	100	@	Trimble Navigation Ltd.			3,993
	891,959	@, L	UbiSoft Entertainment			9,543,516
	2,115	@	Valueclick, Inc.			33,903
	60,500	@	VanceInfo Technologies, Inc. ADR			2,089,670
	17,121	@	Veeco Instruments, Inc.			735,518
	130,400	@	VeriSign, Inc.			4,260,168
	180,000		Wasion Group Holdings Ltd.			119,016
	121,666	@	WebMD Health Corp.			6,212,266
	910,193		Xerox Corp.			10,485,423
	55,530		ZTE Corp.			220,532
						276,142,094
			Materials:		8.3%
	3,500		Agnico-Eagle Mines Ltd.			269,637

	42,800		Agnico-Eagle Mines Ltd.			3,282,760
	75		Asian Paints Ltd.			4,827
	76,700		Barrick Gold Corp.			4,097,661
	42,300		Barrick Gold Corp.			2,249,514
	85,300		Centerra Gold, Inc.			1,702,054
	26,000		Eldorado Gold Corp.			482,820
	1,142,700		Eldorado Gold Corp. (Canadian Denominated Security)			21,261,138
	6,100		Franco-Nevada Corp.			204,049
	619,000		Iamgold Corp.			11,050,236
	131,400		Kinross Gold Corp.			2,491,344
	608,545		Kinross Gold Corp.			11,573,555
	239,500	@	Minefinders Corp.			2,630,333
	747,981		Newcrest Mining Ltd.			31,025,142
	190,700		Newmont Mining Corp.			11,714,701
	23,483	@	Prakash Industries Ltd.			64,703
	109,246		Sensient Technologies Corp.			4,012,606
	87,434		Yamana Gold, Inc.			1,119,155
	183,900		Yamana Gold, Inc. (Canadian Denominated Security)			2,361,866
	343,564	@, L	Zoltek Cos., Inc.			3,968,164
						115,566,265
			Utilities:		0.1%
	149,350	@	Calpine Corp.			1,992,329
	600		Sempra Energy			31,488
						2,023,817
			Total Common Stock
			( Cost $ 859,474,806 )			1,247,366,934

WARRANTS:				0.0%
			Consumer Discretionary:		0.0%
	29,280		Minor International PCL			2,875
						2,875
			Materials:		0.0%
	5,973		Kinross Gold Corp.			28,174
						28,174
			Total Warrants
			( Cost $ 22,539 )			31,049

	Principal Amount					Value

CORPORATE BONDS/NOTES:				0.0%
			Consumer Staples:		0.0%
	$993,140		Britannia Industries Ltd., 8.250%, due 03/22/13			$22,668

			Total Corporate Bonds/Notes
			( Cost $ 17,879 )			22,668

			Total Long-Term Investments
			( Cost $ 859,515,224 )			1,247,420,651

	Shares					Value

SHORT-TERM INVESTMENTS:				17.8%
			Mutual Funds:		11.4%
	159,837,749		Blackrock Liquidity Funds TempFund Portfolio - Class I			$159,837,749

			Total Mutual Funds
			( Cost $ 159,837,749 )			159,837,749

			Securities Lending Collateralcc:		6.4%
	87,883,277		BNY Mellon Overnight Government Fund (1)			87,883,276
	1,748,799	R	BNY Institutional Cash Reserves Fund, Series B (1)(2)			1,399,039

			Total Securities Lending Collateral
			( Cost $ 89,632,075 )			89,282,315

			Total Short-Term Investments
			( Cost $ 249,469,824 )			249,120,064

			Total Investments in Securities
			( Cost $ 1,108,985,048 ) *	106.9%		$1,496,540,715
			Other Assets and Liabilities - Net	(6.9)		(96,079,017)
			Net Assets	100.0%		$1,400,461,698

		@	Non-income producing security
		ADR	American Depositary Receipt
		cc	Securities purchased with cash collateral for securities loaned.
		(1)	Collateral received from brokers for securities lending was invested in these short-term investments.
		(2)	On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B)
			to hold certain Lehman Brothers defaulted debt obligations. The Portfolio's position in Series B is
			being fair valued daily. Please see the accompanying Notes to Financial Statements
			for additional details on securities lending.
		R	Restricted security
		L	Loaned security, a portion or all of the security is on loan at December 31, 2010.
		X	Fair value determined by ING Funds Valuation Committee appointed by the Funds' Board
			of Directors/Trustees.
PORTFOLIO OF INVESTMENTS
ING Franklin Income Portfolio as of December 31, 2010

	Shares					Value

COMMON STOCK:				37.3%
			Consumer Discretionary:		1.2%
	91,351	@	Charter Communications, Inc.			$3,557,208
	110,000		Comcast Corp. — Class A			2,416,700
	122,564	@	Dex One Corp.			914,327
	74,600		Home Depot, Inc.			2,615,476
						9,503,711
			Consumer Staples:		0.8%
	150,000		Diageo PLC			2,779,200
	60,000		PepsiCo, Inc.			3,919,800
						6,699,000
			Energy:		7.6%
	50,000		Baker Hughes, Inc.			2,858,500
	120,000		BP PLC ADR			5,300,400
	108,753	@	Callon Petroleum Co.			643,818
	365,000	L	Canadian Oil Sands Trust			9,709,595
	100,000		Chesapeake Energy Corp.			2,591,000
	25,000		Chevron Corp.			2,281,250
	160,000		ConocoPhillips			10,896,000
	226,235		ExxonMobil Corp.			16,542,303
	35,000		Schlumberger Ltd.			2,922,500
	174,600		Spectra Energy Corp.			4,363,254
	150,000	@	Weatherford International Ltd.			3,420,000
						61,528,620
			Financials:		4.6%
	50,000		Banco Santander Central Hispano S.A.			532,791
	550,000		Bank of America Corp.			7,337,000
	200,000		Barclays PLC			826,576
	45,000	@	CIT Group, Inc.			2,119,500
	465,075	@	Citigroup, Inc.			2,199,805
	300,000		HSBC Holdings PLC			3,066,034
	200,000		JPMorgan Chase & Co.			8,484,000
	40,000		M&T Bank Corp.			3,482,000
	299,600		Wells Fargo & Co.			9,284,604
						37,332,310
			Health Care:		4.4%
	150,000		Johnson & Johnson			9,277,500
	350,000		Merck & Co., Inc.			12,614,000
	250,000		Pfizer, Inc.			4,377,500
	65,000		Roche Holding AG - Genusschein			9,528,535
						35,797,535
			Industrials:		0.5%
	200,000		General Electric Co.			3,658,000
						3,658,000
			Information Technology:		1.6%
	300,000		Intel Corp.			6,309,000

	180,000		Maxim Integrated Products			4,251,600
	200,000		Xerox Corp.			2,304,000
						12,864,600
			Materials:		1.8%
	110,000		Barrick Gold Corp.			5,849,800
	120,000		Newmont Mining Corp.			7,371,600
	20,000		Nucor Corp.			876,400
						14,097,800
			Telecommunication Services:		3.2%
	275,000		AT&T, Inc.			8,079,500
	50,000		CenturyTel, Inc.			2,308,500
	101,205		Frontier Communications Corp.			984,725
	800,000		Telstra Corp., Ltd.			2,282,332
	130,000		Verizon Communications, Inc.			4,651,400
	2,750,000		Vodafone Group PLC			7,219,132
						25,525,589
			Utilities:		11.6%
	53,000		AGL Resources, Inc.			1,900,050
	150,000		American Electric Power Co., Inc.			5,397,000
	85,000		CenterPoint Energy, Inc.			1,336,200
	90,000		Consolidated Edison, Inc.			4,461,300
	160,000		Dominion Resources, Inc.			6,835,200
	550,000		Duke Energy Corp.			9,795,500
	50,000		Entergy Corp.			3,541,500
	70,000	L	FirstEnergy Corp.			2,591,400
	102,000		NextEra Energy, Inc.			5,302,980
	172,000		Pacific Gas & Electric Co.			8,228,480
	100,000		Pinnacle West Capital Corp.			4,145,000
	68,400		PPL Corp.			1,800,288
	120,000		Progress Energy, Inc.			5,217,600
	175,000		Public Service Enterprise Group, Inc.			5,566,750
	102,000		Sempra Energy			5,352,960
	325,000		Southern Co.			12,424,750
	162,000		TECO Energy, Inc.			2,883,600
	300,000		Xcel Energy, Inc.			7,065,000
						93,845,558
			Total Common Stock
			( Cost $ 302,767,809 )			300,852,723

REAL ESTATE INVESTMENT TRUSTS:				0.2%
			Financials:		0.2%
	635,200	@	Westfield Retail Trust			1,669,681

			Total Real Estate Investment Trusts
			( Cost $ 1,718,767 )			1,669,681

PREFERRED STOCK:				5.2%
			Consumer Discretionary:		0.3%
	29,500	@	General Motors Co.			1,596,245
	120,000	@, P	Motors Liquidation Co.			1,009,500

						2,605,745
			Energy:		0.9%
	3,500	#	Chesapeake Energy Corp.			3,898,125
	30,000	@, #	SandRidge Energy, Inc.			3,585,000
						7,483,125
			Financials:		3.3%
	1,839	#, P	Ally Financial, Inc.			1,738,142
	9,300		Bank of America Corp.			8,899,821
	40,000		Citigroup, Inc.			5,467,600
	191,500	@, P	Federal Home Loan Mortgage Corp.			120,454
	50	@, P	Federal National Mortgage Association - Convertible Series 2004-1			93,737
	113,600	@	Federal National Mortgage Association - Series 08-1			56,800
	100,000	@, P	Federal National Mortgage Association - Series Q			55,000
	194,460	@, P, L	Federal National Mortgage Association - Series R			99,175
	96,100	@, P	Federal National Mortgage Association - Series S			53,816
	90,000	@	Felcor Lodging Trust, Inc.			2,241,558
	8,000		Wells Fargo & Co.			8,004,400
						26,830,503
			Health Care:		0.4%
	2,500		Tenet Healthcare Corp.			2,731,250
						2,731,250
			Materials:		0.2%
	23,000		AngloGold Ashanti Ltd.			1,276,040
						1,276,040
			Utilities:		0.1%
	20,000		NextEra Energy, Inc.			992,800
						992,800
			Total Preferred Stock
			( Cost $ 60,941,702 )			41,919,463

WARRANTS:				0.0%
			Consumer Discretionary:		0.0%
	25,281		Charter Communications, Inc.			208,568

			Total Warrants
			( Cost $ 9,030,960 )			208,568

	Principal Amount					Value

CORPORATE BONDS/NOTES:				54.0%
			Consumer Discretionary:		6.0%
	$1,466,554		Allison Transmission, Inc., 3.020%, due 08/07/14			$1,436,000
	866,181		Allison Transmission, Inc., 3.040%, due 08/07/14			848,136
	3,000,000		Cablevision Systems Corp., 7.750%, due 04/15/18			3,157,500
	3,000,000		Cablevision Systems Corp., 8.000%, due 04/15/20			3,225,000
	1,000,000		Cablevision Systems Corp., 8.625%, due 09/15/17			1,093,750
	750,000		Caesars Entertainment Operating Co., Inc., 11.250%, due 06/01/17			847,500
	5,867,024		CCH II, LLC / CCH II Capital Corp., 13.500%, due 11/30/16			7,025,761
	2,000,000	#	Cequel Communications Holdings I, LLC and Cequel Capital Corp., 8.625%, due 11/15/17			2,100,000
	800,000	L	CKE Restaurants, Inc., 11.375%, due 07/15/18			890,000

	8,469,075		Clear Channel Communications, Inc., 3.911%, due 11/13/15			7,281,889
	1,600,000		Clear Channel Worldwide Holdings, Inc., 9.250%, due 12/15/17			1,760,000
	3,000,000	#	ClubCorp Club Operations, Inc., 10.000%, due 12/01/18			2,865,000
	1,300,000	L	Goodyear Tire & Rubber Co., 8.250%, due 08/15/20			1,352,000
	2,500,000	L	KB Home, 5.750%, due 02/01/14			2,512,500
	500,000		KB Home, 6.250%, due 06/15/15			497,500
	2,000,000		MGM Resorts International, 6.750%, due 04/01/13			1,998,000
	1,500,000	#, L	MGM Resorts International, 10.000%, due 11/01/16			1,545,000
	714,533		SuperMedia, Inc., 11.000%, due 12/31/15			492,432
	2,887,392		U.S. Investigations Services, Inc., 3.304%, due 04/01/15			2,771,896
	2,647,970	&, #	Umbrella Acquisition, Inc., 9.750%, due 03/15/15			2,873,048
	1,900,000	#	Visant Corp., 10.000%, due 10/01/17			2,023,500
						48,596,412
			Consumer Staples:		2.6%
	3,000,000		Ceridian Corp., 11.250%, due 11/15/15			2,985,000
	1,300,000	#, L	Dean Foods Co., 9.750%, due 12/15/18			1,316,250
	5,000,000		Diversey, Inc., 8.250%, due 11/15/19			5,450,000
	8,000,000		Hertz Corp., 8.875%, due 01/01/14			8,220,000
	1,000,000		JBS USA LLC/JBS USA Finance, Inc., 11.625%, due 05/01/14			1,175,000
	2,000,000	L	Supervalu, Inc., 8.000%, due 05/01/16			1,925,000
						21,071,250
			Energy:		6.9%
	1,400,000		Antero Resources Finance Corp., 9.375%, due 12/01/17			1,471,750
	1,500,000	#, L	ATP Oil & Gas Corp., 11.875%, due 05/01/15			1,425,000
	3,300,000		Chesapeake Energy Corp., 6.875%, due 08/15/18			3,366,000
	3,000,000		Chesapeake Energy Corp., 6.875%, due 11/15/20			3,052,500
	6,000,000		Chesapeake Energy Corp., 7.250%, due 12/15/18			6,240,000
	1,400,000	#	Consol Energy, Inc., 8.250%, due 04/01/20			1,519,000
	396,000		Denbury Resources, Inc., 8.250%, due 02/15/20			431,640
	7,000,000		Dynegy Holdings, Inc., 7.500%, due 06/01/15			5,320,000
	2,500,000		Dynegy Holdings, Inc., 7.750%, due 06/01/19			1,681,250
	800,000		Dynegy Holdings, Inc., 8.375%, due 05/01/16			602,000
	1,500,000		El Paso Corp., 7.750%, due 01/15/32			1,499,597
	1,200,000		Energy Transfer Equity L.P., 7.500%, due 10/15/20			1,242,000
	1,500,000	#, L	Energy XXI Gulf Coast, Inc., 9.250%, due 12/15/17			1,563,750
	2,000,000	#	Linn Energy LLC/Linn Energy Finance Corp., 8.625%, due 04/15/20			2,165,000
	4,200,000		PetroHawk Energy Corp., 7.875%, due 06/01/15			4,394,250
	1,800,000		Pioneer Natural Resources Co., 6.875%, due 05/01/18			1,922,587
	1,000,000		Roseton/Danskammer, 7.670%, due 11/08/16			940,000
	2,000,000		Sabine Pass LNG LP, 7.250%, due 11/30/13			1,955,000
	2,500,000		Sabine Pass LNG LP, 7.500%, due 11/30/16			2,356,250
	4,000,000	#, L	SandRidge Energy, Inc., 8.000%, due 06/01/18			4,080,000
	3,200,000	#	SandRidge Energy, Inc., 9.875%, due 05/15/16			3,400,000
	2,000,000		Sesi, LLC, 6.875%, due 06/01/14			2,040,000
	3,000,000	#	W&T Offshore, Inc., 8.250%, due 06/15/14			2,932,500
						55,600,074
			Financials:		12.8%
	2,500,000		Ally Financial, Inc., 8.000%, due 03/15/20			2,737,500
	1,500,000	L	Bank of America Corp., 8.125%, due 12/29/49			1,513,575
	1,500,000		CapitalSource, Inc., 4.000%, due 07/15/34			1,498,125

	1,100,000	#	CEVA Group PLC, 8.375%, due 12/01/17			1,116,500
	3,600,000	#	CEVA Group PLC, 11.500%, due 04/01/18			3,906,000
	2,500,000		CIT Group, Inc., 7.000%, due 05/01/14			2,531,250
	12,000,000		CIT Group, Inc., 7.000%, due 05/01/15			12,060,000
	7,500,000		CIT Group, Inc., 7.000%, due 05/01/16			7,546,875
	8,500,000		CIT Group, Inc., 7.000%, due 05/01/17			8,542,500
	3,464,587		Diversey Holdings, Inc., 10.500%, due 05/15/20			4,001,598
	1,700,000		Felcor Lodging L.P., 10.000%, due 10/01/14			1,912,500
	2,500,000		Ford Motor Credit Co., LLC, 8.000%, due 06/01/14			2,756,330
	5,000,000		Ford Motor Credit Co., LLC, 12.000%, due 05/15/15			6,295,250
	3,500,000	#	International Lease Finance Corp., 7.125%, due 09/01/18			3,736,250
	700,000	#	International Lease Finance Corp., 8.625%, due 09/15/15			754,250
	2,000,000		International Lease Finance Corp., 8.875%, due 09/01/17			2,167,500
	4,500,000		iStar Financial, Inc., 0.803%, due 10/01/12			4,005,000
	5,000,000		iStar Financial, Inc., 8.625%, due 06/01/13			4,700,000
	12,500,000		JPMorgan Chase & Co., 7.900%, due 04/29/49			13,332,138
	2,000,000	#	Liberty Mutual Group, Inc., 10.750%, due 06/15/58			2,440,000
	1,000,000	#	Petroplus Finance Ltd., 6.750%, due 05/01/14			925,000
	1,500,000	#	Petroplus Finance Ltd., 7.000%, due 05/01/17			1,335,000
	1,500,000	#	Petroplus Finance Ltd., 9.375%, due 09/15/19			1,395,000
	600,000	#	Pinafore LLC/Pinafore, Inc., 9.000%, due 10/01/18			651,000
	2,100,000	#	Unitymedia Hessen GmbH & Co. KG / Unitymedia NRW GmbH, 8.125%, due 12/01/17			2,205,000
	1,325,000		Wells Fargo Capital XIII, 7.700%, due 12/29/49			1,376,344
	6,500,000		Wells Fargo Capital XV, 9.750%, due 09/26/44			7,263,750
						102,704,235
			Health Care:		6.2%
	5,000,000		Community Health Systems, Inc., 8.875%, due 07/15/15			5,262,500
	3,000,000		HCA, Inc., 6.500%, due 02/15/16			2,947,500
	3,000,000		HCA, Inc., 7.875%, due 02/15/20			3,225,000
	6,500,000		HCA, Inc., 8.500%, due 04/15/19			7,150,000
	4,000,000		HCA, Inc., 9.250%, due 11/15/16			4,277,500
	3,000,000	#	Mylan, Inc., 6.000%, due 11/15/18			2,955,000
	4,000,000	&, #	Quintiles Transnational Corp., 9.500%, due 12/30/14			4,110,000
	1,500,000	#, L	Tenet Healthcare Corp., 8.000%, due 08/01/20			1,526,250
	2,500,000		Tenet Healthcare Corp., 9.000%, due 05/01/15			2,787,500
	5,000,000		Tenet Healthcare Corp., 9.250%, due 02/01/15			5,350,000
	2,750,000		Tenet Healthcare Corp., 10.000%, due 05/01/18			3,217,500
	3,716,000	&	US Oncology Holdings, Inc., 6.737%, due 03/15/12			3,762,450
	3,200,000		Vanguard Health Holding Co. II LLC/Vanguard Holding Co. II, Inc., 8.000%, due 02/01/18			3,296,000
						49,867,200
			Industrials:		2.6%
	1,600,000	#	Abengoa Finance SAU, 8.875%, due 11/01/17			1,488,000
	2,900,000	#	Case New Holland, Inc., 7.875%, due 12/01/17			3,182,750
	3,000,000	#, L	CHC Helicopter S.A., 9.250%, due 10/15/20			3,120,000
	1,000,000	L	Manitowoc Co., Inc., 9.500%, due 02/15/18			1,100,000
	2,500,000	#	Niska Gas Storage US LLC/Niska Gas Storage Canada ULC, 8.875%, due 03/15/18			2,687,500
	2,200,000		RBS Global, Inc. and Rexnord Corp., 8.500%, due 05/01/18			2,348,500
	1,500,000	L	RBS Global, Inc. and Rexnord Corp., 11.750%, due 08/01/16			1,616,250
	4,000,000		Terex Corp., 8.000%, due 11/15/17			4,060,000
	1,100,000		United Rentals North America, Inc., 8.375%, due 09/15/20			1,124,750

						20,727,750
			Information Technology:		6.7%
	477,000		Advanced Micro Devices, Inc., 6.000%, due 05/01/15			482,963
	1,500,000		Advanced Micro Devices, Inc., 8.125%, due 12/15/17			1,597,500
	1,000,000		CDW LLC / CDW Finance Corp., 11.000%, due 10/12/15			1,042,500
	750,000		CDW LLC / CDW Finance Corp., 12.535%, due 10/12/17			746,250
	7,590,086		First Data Corp., 3.011%, due 09/24/14			7,018,968
	3,179,000	#, L	First Data Corp., 8.250%, due 01/15/21			3,067,735
	3,187,000	&, #, L	First Data Corp., 8.750%, due 01/15/22			3,099,358
	580,000		First Data Corp., 9.875%, due 09/24/15			553,840
	133,000	&, L	First Data Corp., 10.550%, due 09/24/15			126,683
	1,500,000	L	First Data Corp., 11.250%, due 03/31/16			1,320,000
	6,368,000	#, L	First Data Corp., 12.625%, due 01/15/21			6,113,280
	3,000,000	#	Freescale Semiconductor, Inc., 9.250%, due 04/15/18			3,315,000
	1,000,000	L	Freescale Semiconductor, Inc., 10.125%, due 12/15/16			1,057,500
	5,000,000	#, L	Freescale Semiconductor, Inc., 10.125%, due 03/15/18			5,650,000
	6,000,000	#, L	Freescale Semiconductor, Inc., 10.750%, due 08/01/20			6,570,000
	1,995,000		Interactive Data Corp., 6.750%, due 01/29/17			2,026,164
	500,000	#	Interactive Data Corp., 10.250%, due 08/01/18			550,000
	1,000,000	#	NXP BV/NXP Funding, LLC, 9.750%, due 08/01/18			1,130,000
	2,050,000	L	Sanmina-SCI Corp., 6.750%, due 03/01/13			2,055,125
	1,000,000		Sanmina-SCI Corp., 8.125%, due 03/01/16			1,015,000
	1,000,000	#	Seagate HDD Cayman, 7.750%, due 12/15/18			1,017,500
	1,000,000	#	SunGard Data Systems, Inc., 7.625%, due 11/15/20			1,017,500
	800,000		SunGard Data Systems, Inc., 10.250%, due 08/15/15			843,000
	2,500,000		SunGard Data Systems, Inc., 10.625%, due 05/15/15			2,768,750
						54,184,616
			Materials:		2.2%
	1,000,000	#	Berry Plastics Corp., 9.750%, due 01/15/21			995,000
	1,500,000	#	FMG Resources August 2006 Pty Ltd., 6.875%, due 02/01/18			1,500,000
	1,100,000	#	FMG Resources August 2006 Pty Ltd., 7.000%, due 11/01/15			1,133,000
	3,000,000		Hexion US Finance Corp. / Hexion Nova Scotia Finance ULC, 8.875%, due 02/01/18			3,221,250
	2,500,000		Huntsman International, LLC, 7.375%, due 01/01/15			2,568,750
EUR	3,220,000	#	Ineos Group Holdings PLC, 7.875%, due 02/15/16			3,872,623
EUR	2,500,000	#	Kerling PLC, 10.625%, due 02/01/17			3,624,738
	$1,000,000		NewPage Corp., 11.375%, due 12/31/14			945,000
						17,860,361
			Telecommunication Services:		2.6%
	3,700,000		CCO Holdings LLC / CCO Holdings Capital Corp., 8.125%, due 04/30/20			3,912,750
	3,500,000	#	Clearwire Communications, LLC/Clearwire Finance, Inc., 12.000%, due 12/01/15			3,791,250
	3,500,000	#, L	Cricket Communications, Inc., 7.750%, due 10/15/20			3,342,500
	800,000		Frontier Communications Corp., 8.250%, due 04/15/17			882,000
	900,000		Frontier Communications Corp., 8.500%, due 04/15/20			987,750
	2,750,000	#	UPC Germany GmbH, 8.125%, due 12/01/17			3,909,121
	1,500,000		UPC Germany GmbH, 9.625%, due 12/01/19			2,209,921
GBP	1,000,000		Virgin Media Secured Finance PLC, 7.000%, due 01/15/18			1,654,584
						20,689,876
			Utilities:		5.4%
	$300,000		AES Corp., 8.000%, due 10/15/17			318,750
	1,750,000	#	Calpine Construction Finance Co. L.P., 8.000%, due 06/01/16			1,868,125

	1,000,000	#	Calpine Corp., 7.500%, due 02/15/21			990,000
	800,000	#	Calpine Corp., 7.875%, due 07/31/20			814,000
	1,000,000	L	GenOn Energy, Inc., 7.625%, due 06/15/14			1,027,500
	4,600,000		GenOn Energy, Inc., 7.875%, due 06/15/17			4,485,000
	1,500,000	#	Intergen NV, 9.000%, due 06/30/17			1,597,500
	1,600,000		Public Service Co. of New Mexico, 7.950%, due 05/15/18			1,800,709
	4,153,007		Texas Competitive Electric Holdings Co. LLC, 3.764%, due 10/24/14			3,216,927
	12,953,675		Texas Competitive Electric Holdings Co., LLC, 3.764%, due 10/10/14			10,031,008
	4,134,489		Texas Competitive Electric Holdings Co., LLC, 3.764%, due 10/24/14			3,202,584
	24,451		Texas Competitive Electric Holdings Co., LLC, 3.789%, due 10/10/14			18,930
	21,415		Texas Competitive Electric Holdings Co., LLC, 3.789%, due 10/24/14			16,588
	14,000,000	L	Texas Competitive Electric Holdings Co., LLC, 10.250%, due 11/01/15			7,980,000
	337,501	&	Texas Competitive Electric Holdings Co., LLC, 10.500%, due 11/01/16			170,438
	6,860,000	#	Texas Competitive Electric Holdings Co., LLC, 15.000%, due 04/01/21			6,036,800
						43,574,859
			Total Corporate Bonds/Notes
			( Cost $ 414,858,348 )			434,876,633

COLLATERALIZED MORTGAGE OBLIGATIONS:				0.3%

	2,991,278	#	Banc of America Large Loan, Inc., 2.010%, due 11/15/15			2,670,998

			Total Collateralized Mortgage Obligations
			( Cost $ 2,609,979 )			2,670,998

MUNICIPAL BONDS:				0.4%
			California:		0.4%
	3,000,000		State of California, 7.950%, due 03/01/36			3,079,830

			Total Municipal Bonds
			( Cost $ 3,003,507 )			3,079,830

			Total Long-Term Investments
			( Cost $ 794,931,072 )			785,277,896

	Shares					Value

SHORT-TERM INVESTMENTS:				7.1%
			Securities Lending Collateralcc:		7.1%
	56,883,001		BNY Mellon Overnight Government Fund (1)			$56,883,001
	262,251	R	BNY Institutional Cash Reserves Fund, Series B (1)(2)			209,800

			Total Short-Term Investments
			( Cost $ 57,145,252 )			57,092,801

			Total Investments in Securities
			( Cost $ 852,076,324 ) *	104.5%		$842,370,697
			Other Assets and Liabilities - Net	(4.5)		(36,407,111)
			Net Assets	100.0%		$805,963,586

		@	Non-income producing security
		&	Payment-in-kind
		ADR	American Depositary Receipt
		#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may
			not be resold subject to that rule except to qualified institutional buyers. Unless otherwise
			noted, these securities have been determined to be liquid under the guidelines established
			by the Funds' Board of Directors/Trustees.
		P	Preferred Stock may be called prior to convertible date.
		cc	Securities purchased with cash collateral for securities loaned.
		(1)	Collateral received from brokers for securities lending was invested in these short-term investments.
		(2)	On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B)
			to hold certain Lehman Brothers defaulted debt obligations. The Portfolio's position in Series B is
			being fair valued daily. Please see the accompanying Notes to Financial Statements
			for additional details on securities lending.
		R	Restricted security
		L	Loaned security, a portion or all of the security is on loan at December 31, 2010.
		EUR	EU Euro
		GBP	British Pound
PORTFOLIO OF INVESTMENTS
ING Franklin Mutual Shares Portfolio as of December 31, 2010

	Shares					Value

COMMON STOCK:				83.4%
			Consumer Discretionary:		7.5%
	351,622		British Sky Broadcasting PLC			$4,034,827
	85,099		Comcast Corp. — Special Class A			1,770,910
	46,017	@	DaimlerChrysler AG			3,113,736
	1,304,035	@	DaimlerChrysler Escrow			951,946
	148,569		Mattel, Inc.			3,778,110
	397,084		News Corp. - Class A			5,781,543
	38,492		Stanley Black & Decker, Inc.			2,573,960
	161,450		Thomas Cook Group PLC			477,913
	74,734		Time Warner Cable, Inc.			4,934,686
	165,362		Time Warner, Inc.			5,319,696
	186,263		Virgin Media, Inc.			5,073,804
						37,811,131
			Consumer Staples:		22.0%
	333,508		Altria Group, Inc.			8,210,967
	290,873		British American Tobacco PLC			11,188,711
	82		British American Tobacco PLC ADR			6,371
	145		Brown-Forman Corp.			10,079
	27,016		Brown-Forman Corp. - Class B			1,880,854
	20,564		Carlsberg A/S			2,064,122
	49,952		Carrefour S.A.			2,059,649
	102,740		Coca-Cola Enterprises, Inc.			2,571,582
	433,960		CVS Caremark Corp.			15,088,789
	122,278		Dr Pepper Snapple Group, Inc.			4,299,294
	105,768		General Mills, Inc.			3,764,283
	263,957		Imperial Tobacco Group PLC			8,113,932
	893		Japan Tobacco, Inc.			3,297,466
	344,058		Kraft Foods, Inc.			10,841,268
	263,928		Kroger Co.			5,901,430
	34,851		Lorillard, Inc.			2,859,873
	142,323		Nestle S.A.			8,337,804
	51,222		PepsiCo, Inc.			3,346,333
	74,479		Pernod-Ricard S.A.			7,010,651
	55,610		Philip Morris International, Inc.			3,254,853
	127,592		Reynolds American, Inc.			4,162,051
	52,921		Wal-Mart Stores, Inc.			2,854,030
						111,124,392
			Energy:		6.7%
	46,095		Baker Hughes, Inc.			2,635,251
	321,580		BP PLC			2,370,344
	63,611	@	Exterran Holdings, Inc.			1,523,483
	208,139		Marathon Oil Corp.			7,707,387
	20,911		Noble Energy, Inc.			1,800,019
	64,234	@	Pride International, Inc.			2,119,722
	209,169		Royal Dutch Shell PLC			6,931,019

	49,265		Total S.A.			2,623,978
	92,015	@	Transocean Ltd.			6,395,963
						34,107,166
			Financials:		12.0%
	80,913		ACE Ltd.			5,036,834
	7,834	@	Alleghany Corp.			2,400,103
	380,645		Bank of America Corp.			5,077,804
	974,744		Barclays PLC			4,028,501
	9,748	@	Berkshire Hathaway, Inc.			780,912
	1	@	Berkshire Hathaway, Inc. - Class A			120,450
	48,247	@, #	Bond Street Holdings, LLC			979,414
	454,259	@	Canary Wharf Group PLC			1,968,194
	98,875	@	CNO Financial Group, Inc.			670,373
	39,912		Deutsche Boerse AG			2,757,563
	53,178	@	Forestar Real Estate Group, Inc.			1,026,335
	47,924	@	Guaranty Bancorp			67,573
	498,859		Intesa Sanpaolo S.p.A.			1,356,218
	197,790		Morgan Stanley			5,381,866
	206,703		Old Republic International Corp.			2,817,362
	92,090		PNC Financial Services Group, Inc.			5,591,705
	440,822	@	Prime AET&D Holdings No. 1 Pty Ltd.			-0
	36,301	@	St Joe Co.			793,177
	191,125	@	UBS AG - Reg			3,138,017
	234,564		Wells Fargo & Co.			7,269,138
	20,198	@	White Mountains Insurance Group Ltd.			6,778,449
	11,352		Zurich Financial Services AG			2,939,790
						60,979,778
			Health Care:		10.6%
	22,083		Alcon, Inc.			3,608,362
	48,600	@	Amgen, Inc.			2,668,140
	396,810	@	Boston Scientific Corp.			3,003,852
	63,300	@	Community Health Systems, Inc.			2,365,521
	6,100	@	Coventry Health Care, Inc.			161,040
	218,924		Eli Lilly & Co.			7,671,097
	72,020	@	Genzyme Corp.			5,127,824
	112,670		Medtronic, Inc.			4,178,930
	443,762		Pfizer, Inc.			7,770,273
	851,195	@	Tenet Healthcare Corp.			5,694,495
	263,542		UnitedHealth Group, Inc.			9,516,502
	30,495	@	Zimmer Holdings, Inc.			1,636,972
						53,403,008
			Industrials:		4.2%
	50,550		Alstom			2,422,922
	681		AP Moller - Maersk A/S - Class B			6,165,532
	104,423		Federal Signal Corp.			716,342
	73,725	@	Gencorp, Inc.			381,158
	6,223		Groupe Eurotunnel S.A.			54,764
	624,754		Orkla ASA			6,094,118
	115,723	@	Owens Corning, Inc.			3,604,771
	73,039		TNT NV			1,931,575

						21,371,182
			Information Technology:		9.7%
	136,526		Hewlett-Packard Co.			5,747,745
	774,866	@	LSI Logic Corp.			4,641,447
	173,124		Maxim Integrated Products			4,089,189
	56,786	@	McAfee, Inc.			2,629,760
	376,221		Microsoft Corp.			10,504,091
	481,564	@	Motorola, Inc.			4,367,785
	10,370		Nintendo Co., Ltd.			3,027,539
	150,360	@	Symantec Corp.			2,517,026
	98,732		Tyco Electronics Ltd.			3,495,113
	722,282		Xerox Corp.			8,320,689
						49,340,384
			Materials:		3.2%
	31,258		Domtar Corp.			2,373,107
	230,943		International Paper Co.			6,290,887
	41,231		Linde AG			6,237,399
	53,357		MeadWestvaco Corp.			1,395,819
	2,612		ThyssenKrupp AG			108,515
						16,405,727
			Telecommunication Services:		3.5%
	2,004,569		Cable & Wireless Communications PLC			1,524,098
	2,004,569		Cable & Wireless Worldwide PLC			2,053,324
	266,134	@	Telefonica S.A.			6,075,851
	3,024,624		Vodafone Group PLC			7,940,058
						17,593,331
			Utilities:		4.0%
	105,797	@	Brookfield Infrastructure Partners L.P.			2,227,027
	177,712		E.ON AG			5,427,119
	27,946		Entergy Corp.			1,979,415
	98,032		Exelon Corp.			4,082,052
	92,946		Gaz de France			3,338,172
	161,533	@	NRG Energy, Inc.			3,156,355
						20,210,140
			Total Common Stock
			( Cost $ 404,788,453 )			422,346,239

REAL ESTATE INVESTMENT TRUSTS:				2.8%
			Financials:		2.8%
	9,488		Alexander's, Inc.			3,911,713
	583,763		Link Real Estate Investment Trust			1,812,552
	429,329		Weyerhaeuser Co.			8,127,198

			Total Real Estate Investment Trusts
			( Cost $ 12,788,930 )			13,851,463

RIGHTS:				0.0%
			Consumer Discretionary:		0.0%
	715,000	R, X	Northwest Airlines Claim (Pending Reorganization) due 02/20/49			-0

			Total Rights
			( Cost $ 208,547 )			-0

	Principal Amount					Value

CORPORATE BONDS/NOTES:				4.2%
			Consumer Discretionary:		0.1%
	$1,017,500		DaimlerChrysler Escrow			742,775
	252,000	±	Dana Corp. Escrow			-0
						742,775
			Financials:		2.5%
	2,120,684		CIT Group, Inc., 7.000%, due 05/01/16			2,133,938
	1,922,414		CIT Group, Inc., 7.000%, due 05/01/17			1,932,026
	926,732		CIT Group, Inc., 0.000%, due 08/11/15			946,617
	443,629		Realogy Corp., 2.250%, due 10/10/13			417,261
	6,375,645		Realogy Corp., 3.286%, due 10/10/13			5,996,696
	193,000		Realogy Corp., 13.500%, due 10/15/17			211,456
	854,700		Realogy Corp., 0.000%, due 4/10/13			766,381
	1,216,000	±	Tropicana Entertainment, LLC, 9.625%, due 12/15/14			1,380
						12,405,755
			Information Technology:		0.5%
	150,961		Avaya, Inc., 3.034%, due 10/26/14			143,062
	2,748,984		First Data Corp., 3.003%, due 09/24/14			2,540,787
						2,683,849
			Materials:		0.2%
	890,525		Smurfit Stone Container Enterprises, Inc. Exit Term Loan B, 6.750%, due 02/22/16			906,777
						906,777
			Utilities:		0.9%
	422,444		Boston Generating, LLC, 6.500%, due 12/20/13			406,075
	179,000	R, X	Calpine Corp. Escrow			-0
	3,446,563		Texas Competitive Electric Holdings Co., LLC, 3.753%, due 10/10/14			2,656,011
	1,993,050		Texas Competitive Electric Holdings Co., LLC, 3.760%, due 10/10/14			1,544,500
						4,606,586
			Total Corporate Bonds/Notes
			( Cost $ 20,913,436 )			21,345,742

			Total Long-Term Investments
			( Cost $ 438,699,366 )			457,543,444

SHORT-TERM INVESTMENTS:				7.4%
			U.S. Government Agency Obligations:		0.7%
	3,500,000	Z	Federal Home Loan Bank, 0.001%, due 01/03/11			3,500,000

			Total U.S. Government Agency Obligations
			( Cost $ 3,500,000 )			3,500,000

			U.S. Treasury Bills:		6.7%
	5,000,000	Z	0.020%, due 01/06/11			4,999,927
	2,000,000	Z	0.030%, due 01/20/11			1,999,877
	2,000,000	Z	0.090%, due 02/17/11			1,999,767

	3,000,000	Z	0.100%, due 02/24/11			2,999,556
	3,000,000	Z	0.100%, due 03/17/11			2,999,391
	3,000,000	Z	0.100%, due 03/24/11			2,999,301
	3,000,000	Z	0.120%, due 04/28/11			2,998,782
	2,000,000	Z	0.140%, due 05/19/11			1,998,942
	3,000,000	Z	0.140%, due 05/26/11			2,998,332
	5,000,000	Z	0.160%, due 06/16/11			4,996,310
	3,000,000	Z	0.170%, due 06/23/11			2,997,549

			Total U.S. Treasury Bills
			( Cost $ 33,985,532 )			33,987,734

			Total Short-Term Investments
			( Cost $ 37,485,532 )			37,487,734

			Total Investments in Securities
			( Cost $ 476,184,898 ) *	97.8%		$495,031,178
			Other Assets and Liabilities - Net	2.2		11,201,738
			Net Assets	100.0%		$506,232,916

		@	Non-income producing security
		ADR	American Depositary Receipt
		#

Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, these securities have been determined to be liquid under the guidelines established by the Funds' Board of Directors/Trustees.

		±	Defaulted security
		X	Fair value determined by ING Funds Valuation Committee appointed by the Funds' Board of Directors/Trustees.
		Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.
PORTFOLIO OF INVESTMENTS
ING Franklin Templeton Founding Strategy Portfolio as of December 31, 2010

Shares			Value

AFFILIATED INVESTMENT COMPANIES:		100.0%

29,111,647	ING Franklin Income Portfolio - Class I		$293,445,402
36,335,193	ING Franklin Mutual Shares Portfolio - Class I		292,861,658
25,911,589	ING Templeton Global Growth Portfolio - Class I		291,505,381

	Total Investments in Affiliated Investment Companies
	( Cost $ 856,538,653 ) *	100.0%	$877,812,441
	Other Assets and Liabilities - Net	(0.0)	(322,499)
	Net Assets	100.0%	$877,489,942

PORTFOLIO OF INVESTMENTS
ING Global Resources Portfolio as of December 31, 2010

	Shares					Value

COMMON STOCK:				98.4%
			Australia:		0.6%
	1,305,675	@	Australian Worldwide Exploration Ltd.			$2,365,553
	1,867,970	@	Mount Gibson Iron Ltd.			4,062,452
						6,428,005
			Brazil:		0.7%
	196,600		Petroleo Brasileiro SA ADR			7,439,344
						7,439,344
			Canada:		24.9%
	237,300		Alamos Gold, Inc.			4,515,454
	677,205		Barrick Gold Corp.			36,013,763
	808,256		Canadian Natural Resources Ltd.			35,902,732
	476,600		Centerra Gold, Inc.			9,509,951
	156,000		Domtar Corp.			11,843,520
	709,979		EnCana Corp.			20,674,588
	389,200		Ensign Energy Services, Inc.			5,883,210
	213,994		GoldCorp, Inc.			9,839,444
	352,900	@	Harry Winston Diamond Corp.			4,106,460
	1,562,900	@	Lundin Mining Corp.			11,411,701
	857,329		Nexen, Inc.			19,632,834
	852,588	@, L	Precision Drilling Corp.			8,261,578
	1,255,539		Suncor Energy, Inc.			48,074,587
	406,596		Teck Cominco Ltd. - Class B			25,139,831
						250,809,653
			China:		1.0%
	10,142,784		China Petroleum & Chemical Corp.			9,704,498
						9,704,498
			Italy:		0.6%
	114,405		Tenaris S.A. ADR			5,603,557
						5,603,557
			Japan:		0.6%
	1,062		Inpex Holdings, Inc.			6,201,434
						6,201,434
			Netherlands:		1.6%
	231,942		Royal Dutch Shell PLC ADR - Class A			15,489,087
						15,489,087
			Russia:		2.1%
	456,157		Gazprom OAO ADR			11,604,634
	172,894		Lukoil-Spon ADR			9,892,995
						21,497,629
			United Kingdom:		1.1%
	152,888	L	Rio Tinto PLC ADR			10,955,954
						10,955,954
			United States:		65.2%
	352,749	@	Alpha Natural Resources, Inc.			21,175,522
	115,100		Anadarko Petroleum Corp.			8,766,016

	302,567		Apache Corp.			36,075,063
	735,647		Arch Coal, Inc.			25,791,784
	190,900	@	Bill Barrett Corp.			7,851,717
	560,338	@	Cal Dive International, Inc.			3,177,116
	516,579		Chevron Corp.			47,137,834
	77,200		Cliffs Natural Resources, Inc.			6,022,372
	360,900	@	Coeur d'Alene Mines Corp.			9,859,788
	1,025,639		ConocoPhillips			69,846,016
	651,700	@	Denbury Resources, Inc.			12,440,953
	380,680		Devon Energy Corp.			29,887,187
	279,954		Ensco International PLC ADR			14,943,945
	1,309,158		ExxonMobil Corp.			95,725,633
	248,228		Halliburton Co.			10,135,149
	352,100		Hess Corp.			26,949,734
	627,139		International Paper Co.			17,083,266
	99,200		Kaiser Aluminum Corp.			4,968,928
	193,000	@	McMoRan Exploration Co.			3,308,020
	263,400		Murphy Oil Corp.			19,636,470
	570,612		National Oilwell Varco, Inc.			38,373,657
	290,700		Newmont Mining Corp.			17,857,701
	510,600	@	PetroHawk Energy Corp.			9,318,450
	991,925		Schlumberger Ltd.			82,825,738
	109,534	@	Transocean Ltd.			7,613,708
	84,000	@	Unit Corp.			3,904,320
	166,436	L	United States Steel Corp.			9,723,191
	309,700		Valero Energy Corp.			7,160,264
	367,300	@	Weatherford International Ltd.			8,374,440
						655,933,982
			Total Common Stock
			( Cost $ 775,749,312 )			990,063,143

SHORT-TERM INVESTMENTS:				4.4%
			Mutual Funds:		2.5%
	24,949,000		Blackrock Liquidity Funds TempFund Portfolio - Class I			24,949,000

			Total Mutual Funds
			( Cost $ 24,949,000 )			24,949,000

			Securities Lending Collateralcc:		1.9%
	18,642,473		BNY Mellon Overnight Government Fund (1)			18,642,473
	784,324	R	BNY Institutional Cash Reserves Fund, Series B (1)(2)			627,459

			Total Securities Lending Collateral
			( Cost $ 19,426,797 )			19,269,932

			Total Short-Term Investments
			( Cost $ 44,375,797 )			44,218,932

			Total Investments in Securities
			( Cost $ 820,125,109 ) *	102.8%		$1,034,282,075

			Other Assets and Liabilities - Net	(2.8)		(28,521,844)
			Net Assets	100.0%		$1,005,760,231

		@	Non-income producing security
		ADR	American Depositary Receipt
		cc	Securities purchased with cash collateral for securities loaned.
		(1)	Collateral received from brokers for securities lending was invested in these short-term investments.
		(2)	On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B)
			to hold certain Lehman Brothers defaulted debt obligations. The Portfolio's position in Series B is
			being fair valued daily. Please see the accompanying Notes to Financial Statements
			for additional details on securities lending.
		R	Restricted security
		L	Loaned security, a portion or all of the security is on loan at December 31, 2010.
PORTFOLIO OF INVESTMENTS
ING Goldman Sachs Commodity Strategy Portfolio as of December 31, 2010

	Principal Amount					Value

CORPORATE BONDS/NOTES:				3.5%
			Financials:		3.5%
	$4,500,000	S	Huntington National Bank, 0.696%, due 06/01/12			$4,526,186

			Total Corporate Bonds/Notes
			( Cost $ 4,532,375 )			4,526,186

U.S. GOVERNMENT AGENCY OBLIGATIONS:				23.0%
			Federal Home Loan Bank:		2.2%
	2,800,000	S	0.259%, due 10/13/11			2,801,501
						2,801,501
			Federal Home Loan Mortgage Corporation##:		14.5%
	15,800,000		0.411%, due 02/03/12			15,806,408
	1,500,000		3.250%, due 03/18/14			1,508,366
	984,513	S	5.000%, due 11/01/16-11/01/18			1,049,415
	90,528	S	5.500%, due 01/01/20			97,997
						18,462,186
			Federal National Mortgage Association##:		6.3%
	2,400,000	S	3.000%, due 02/17/15			2,409,034
	4,000,000	S	3.125%, due 01/21/15			4,005,268
	1,519,792	S	5.000%, due 05/01/17-01/01/20			1,626,895
						8,041,197
			Total U.S. Government Agency Obligations
			( Cost $ 29,312,774 )			29,304,884

U.S. TREASURY OBLIGATIONS:				2.7%
			U.S. Treasury Notes:		2.7%
	1,500,000	S	0.625%, due 06/30/12			1,504,689
	1,500,000	S	1.000%, due 03/31/12			1,511,726
	200,000		1.250%, due 10/31/15			193,594
	100,000	S	1.375%, due 02/15/13			101,524
	100,000	S	4.375%, due 05/15/40			100,500

			Total U.S. Treasury Obligations
			( Cost $ 3,413,898 )			3,412,033

COLLATERALIZED MORTGAGE OBLIGATIONS:				0.7%

	200,000		NCUA Guaranteed Notes, 0.611%, due 12/07/20			200,210
	392,855		NCUA Guaranteed Notes, 0.635%, due 11/06/17			392,733
	291,163		NCUA Guaranteed Notes, 0.715%, due 10/07/20			290,799

			Total Collateralized Mortgage Obligations
			( Cost $ 884,018 )			883,742

			Total Long-Term Investments

			( Cost $ 38,143,065 )			38,126,845

	Shares					Value

SHORT-TERM INVESTMENTS:				48.1%
			Mutual Funds:		16.7%
	21,256,557		Blackrock Liquidity Funds TempFund Portfolio - Class I			$21,256,557

			Total Mutual Funds
			( Cost $ 21,256,557 )			21,256,557

	Principal Amount					Value

			U.S. Government Agency Obligations:		7.8%
	$10,000,000	Z	Federal Home Loan Mortgage Corporation, 0.230%, due 10/04/11			$9,982,490

			Total U.S. Government Agency Obligations
			( Cost $ 9,980,010 )			9,982,490

			U.S. Treasury Bills:		23.6%
	5,000,000	Z, S	0.020%, due 01/06/11			4,999,927
	25,000,000	Z	0.100%, due 03/24/11			24,994,175

			Total U.S. Treasury Bills
			( Cost $ 29,992,268 )			29,994,102

			Total Short-Term Investments
			( Cost $ 61,228,835 )			61,233,149

			Total Investments in Securities
			( Cost $ 99,371,900 ) *	78.0%		$99,359,994
			Other Assets and Liabilities - Net	22.0		27,943,152
			Net Assets	100.0%		$127,303,146

		##

On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship and the U.S. Treasury guaranteed the debt issued by those organizations.

		Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.
		S

All or a portion of this security has been identified by the Fund to cover future collateral requirements for applicable futures, options, swaps, foreign currency contracts and/or when-issued or delayed-delivery securities.

PORTFOLIO OF INVESTMENTS
ING Janus Contrarian Portfolio as of December 31, 2010

	Shares					Value

COMMON STOCK:				88.9%
			Consumer Discretionary:		17.9%
	959,159		Bharat Forge Ltd.			$8,129,172
	34,700		Fast Retailing Co., Ltd.			5,504,165
	732,049		Fiat S.p.A			15,139,603
	726,168	@	Ford Motor Co.			12,192,361
	256,760		Gap, Inc.			5,684,666
	225,065		International Game Technology			3,981,400
	41,575		Pantaloon Retail India Ltd.			293,810
	718,096		Pantaloon Retail India Ltd.			5,890,569
	1,526,783	@	PartyGaming PLC			4,917,539
	137,875	@	Vail Resorts, Inc.			7,175,015
	280,195	@, #	Visteon Corp.			20,804,479
	69,829		Volkswagen AG			9,904,610
						99,617,389
			Consumer Staples:		1.8%
	874,015		Marico Ltd.			2,339,680
	56,970		Nestle India Ltd.			4,858,981
	50,605		Nestle S.A.			2,964,627
						10,163,288
			Energy:		16.4%
	708,729	@	Approach Resources, Inc.			16,371,640
	98,253	@	Coal India Ltd.			691,605
	332,784	@	Denbury Resources, Inc.			6,352,847
	188,987		Eurasia Drilling Co., Ltd. GDR			6,142,078
	213,840		Halliburton Co.			8,731,087
	12,700	@	HRT Participacoes em Petroleo SA			12,164,458
	372,355	@	Kinder Morgan Management, LLC			24,903,102
	20		Peabody Energy Corp.			1,280
	103,610		Pioneer Natural Resources Co.			8,995,420
	113,595		Plains All American Pipeline L.P.			7,132,630
						91,486,147
			Financials:		16.2%
	44,387	@	Agre Developers Ltd.			108,647
	1,070,805		Assured Guaranty Ltd.			18,953,249
	808,692		Banco Bilbao Vizcaya Argentaria S.A.			8,241,606
	668,030	@	CB Richard Ellis Group, Inc.			13,681,254
	578,487	@	DB Realty Ltd.			2,512,448
	2,744,000		Hang Lung Properties Ltd.			12,825,518
	386,546		ICICI Bank Ltd.			9,892,108
	983,475	@, L	St Joe Co.			21,488,929
	344,353		Yes Bank Ltd.			2,407,865
						90,111,624
			Health Care:		8.4%
	81,015		Bristol-Myers Squibb Co.			2,145,277
	122,850		Covidien PLC			5,609,331

	115,710	@	Express Scripts, Inc.			6,254,126
	381,235	@	Forest Laboratories, Inc.			12,191,895
	74,821		GlaxoSmithKline PLC			1,450,989
	572,115	@	Mylan Laboratories			12,088,790
	115,070		Perrigo Co.			7,287,383
						47,027,791
			Industrials:		6.1%
	158,545		CSX Corp.			10,243,592
	64,110		Norfolk Southern Corp.			4,027,390
	199,110	@	Republic Airways Holdings, Inc.			1,457,485
	165,345		Tata Motors Ltd. ADR			4,851,222
	572,348	@, L	United Continental Holdings, Inc.			13,633,329
						34,213,018
			Information Technology:		4.0%
	706,065	@	Motorola, Inc.			6,404,010
	694,840		Taiwan Semiconductor Manufacturing Co., Ltd. ADR			8,713,294
	625,345		Xerox Corp.			7,203,974
						22,321,278
			Materials:		10.8%
	64,530	L, S	ArcelorMittal			2,460,529
	910,675	@	Boise, Inc.			7,221,653
	540,277		Jindal Steel & Power Ltd.			8,599,117
	632,808		Jsw Steel Ltd.			16,655,597
	265,885		Newmont Mining Corp.			16,333,316
	343,705	@	Smurfit-Stone Container Corp.			8,798,848
						60,069,060
			Telecommunication Services:		5.1%
	593,676		Freenet AG			6,299,943
	17,182,022		Telecom Italia S.p.A.			22,292,911
						28,592,854
			Utilities:		2.2%
	1,680,291		NTPC Ltd.			7,538,996
	2,020,175		Power Grid Corp. of India Ltd.			4,440,684
						11,979,680
			Total Common Stock
			( Cost $ 435,681,324 )			495,582,129

REAL ESTATE INVESTMENT TRUSTS:				2.7%
			Financials:		2.7%
	159,015	@	Gramercy Capital Corp.			367,325
	124,360		Plum Creek Timber Co., Inc.			4,657,282
	132,840		Potlatch Corp.			4,323,942
	394,985		Prologis			5,703,583

			Total Real Estate Investment Trusts
			( Cost $ 13,280,056 )			15,052,132

	# of
	Contract					Value

POSITIONS IN PURCHASED OPTIONS:				0.4%
			Exchange-Traded Call Options:		0.4%
	23,587		Ford Motor Co.
			Strike @ 17.00 - Exp 03/11/11			$2,170,004

			Total Purchased Options
			( Cost $ 3,653,349 )			2,170,004

			Total Long-Term Investments
			( Cost $ 452,614,729 )			512,804,265

	Shares					Value

SHORT-TERM INVESTMENTS:				4.3%
			Securities Lending Collateralcc:		4.3%
	22,751,135		BNY Mellon Overnight Government Fund (1)			$22,751,135
	1,618,796	R	BNY Institutional Cash Reserves Fund, Series B (1)(2)			1,295,037

			Total Short-Term Investments
			( Cost $ 24,369,931 )			24,046,172

			Total Investments in Securities
			( Cost $ 476,984,660 ) *	96.3%		$536,850,437
			Other Assets and Liabilities - Net	3.7		20,557,830
			Net Assets	100.0%		$557,408,267

		@	Non-income producing security
		S	All or a portion of this security has been identified by the Fund to cover future
			collateral requirements for applicable futures, options, swaps, foreign currency
			contracts and/or when-issued or delayed-delivery securities.
		ADR	American Depositary Receipt
		GDR	Global Depositary Receipt
		#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may
			not be resold subject to that rule except to qualified institutional buyers. Unless otherwise
			noted, these securities have been determined to be liquid under the guidelines established
			by the Funds' Board of Directors/Trustees.
		cc	Securities purchased with cash collateral for securities loaned.
		(1)	Collateral received from brokers for securities lending was invested in these short-term investments.
		(2)	On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B)
			to hold certain Lehman Brothers defaulted debt obligations. The Portfolio's position in Series B is
			being fair valued daily. Please see the accompanying Notes to Financial Statements
			for additional details on securities lending.
		R	Restricted security
		L	Loaned security, a portion or all of the security is on loan at December 31, 2010.
PORTFOLIO OF INVESTMENTS
ING JPMorgan Emerging Markets Equity Portfolio as of December 31, 2010

	Shares					Value

COMMON STOCK:				99.6%
			Belgium:		0.8%
	168,000		Oriflame Cosmetics S.A.			$8,845,697
						8,845,697
			Brazil:		16.7%
	1,051,033		All America Latina Logistica SA			9,497,286
	754,235	L	Cia de Bebidas das Americas ADR			23,403,912
	1,419,900		Cielo SA			11,504,611
	998,323		Itau Unibanco Holding S.A.			23,929,682
	1,634,300	@	OGX Petroleo e Gas Participacoes S.A.			19,690,361
	1,178,487		Petroleo Brasileiro SA ADR			40,268,901
	1,577,381		Vale S.A. ADR			47,668,454
	418,700		Weg S.A.			5,498,590
						181,461,797
			Chile:		1.5%
	172,701	L	Banco Santander Chile S.A. ADR			16,142,362
						16,142,362
			China:		11.4%
	4,388,000		Anhui Conch Cement Co., Ltd.			20,546,138
	5,975,950		China Construction Bank			5,353,537
	11,794,537		China Merchants Bank Co., Ltd.			29,752,223
	128,911	@	New Oriental Education & Technology Group ADR			13,565,305
	2,280,000		Ping An Insurance Group Co. of China Ltd.			25,448,598
	484,000		Tencent Holdings Ltd.			10,507,370
	2,406,000		Tsingtao Brewery Co., Ltd.			12,587,047
	2,389,000		Wumart Stores, Inc.			5,885,231
						123,645,449
			Egypt:		0.8%
	179,738		Orascom Construction Industries			8,898,189
						8,898,189
			Hong Kong:		10.2%
	3,930,000	@	AIA Group Ltd.			11,047,563
	1,763,500		China Mobile Ltd.			17,484,857
	3,002,000		China Resources Enterprise			12,293,238
	11,430,000		CNOOC Ltd.			27,207,142
	1,242,829		Esprit Holdings Ltd.			5,912,016
	2,530,000		Hang Lung Properties Ltd.			11,825,278
	4,256,000		Li & Fung Ltd.			24,693,428
						110,463,522
			Hungary:		0.8%
	378,623	@, L	OTP Bank Nyrt			9,134,589
						9,134,589
			India:		13.3%
	503,406		ACC Ltd.			12,106,802
	1,488,884		Ambuja Cements Ltd.			4,767,069
	2,411,222		Bharti Airtel Ltd.			19,344,282

	208,398		HDFC Bank Ltd. ADR			34,825,390
	487,500		Housing Development Finance Corp.			7,936,598
	455,084		Infosys Technologies Ltd. ADR			34,622,792
	673,500		Jindal Steel & Power Ltd.			10,719,512
	570,335		Reliance Capital Ltd.			8,522,291
	1		Tata Motors Ltd. ADR			29
	348,000		United Spirits Ltd.			11,390,581
						144,235,346
			Indonesia:		2.6%
	2,495,000		Astra International Tbk PT			15,078,344
	8,150,000		Bank Rakyat Indonesia			9,480,360
	2,157,000		Unilever Indonesia Tbk PT			3,945,751
						28,504,455
			Italy:		1.6%
	346,207	L	Tenaris S.A. ADR			16,957,219
						16,957,219
			Malaysia:		0.5%
	396,100		British American Tobacco Malaysia Bhd			5,780,304
						5,780,304
			Mexico:		5.2%
	196,628		America Movil SA de CV - Series L ADR			11,274,650
	164,520	@	Cemex SA de CV ADR			1,762,009
	1		Grupo Aeroportuario del Sureste S.A. de CV ADR			56
	4,502,264		Grupo Financiero Banorte SA de CV			21,399,425
	7,704,340	L	Wal-Mart de Mexico SA de CV			22,015,074
						56,451,214
			Russia:		4.5%
	480,500		Magnit OAO GDR			14,093,952
	290,900	#	Magnit OJSC GDR			8,532,634
	7,769,406		Sberbank of Russian Federation			26,543,203
						49,169,789
			South Africa:		9.7%
	2,838,779		African Bank Investments Ltd.			16,705,675
	2,461,270		FirstRand Ltd.			7,295,882
	658,328		Impala Platinum Holdings Ltd.			23,315,949
	873,657		Massmart Holdings Ltd.			19,458,822
	941,099		MTN Group Ltd.			19,206,715
	199,700		Naspers Ltd.			11,773,777
	1,263,761		RMB Holdings Ltd.			7,394,229
						105,151,049
			South Korea:		10.2%
	99,492	@	Hyundai Mobis			24,910,426
	111,798		Hyundai Motor Co.			17,069,112
	219,143		KT&G Corp.			12,494,569
	27,917		Posco			11,925,880
	38,411		Samsung Electronics Co., Ltd.			32,078,417
	24,067		Shinsegae Co., Ltd.			13,020,652
						111,499,056
			Taiwan:		5.3%
	6,232,360		HON HAI Precision Industry Co., Ltd.			25,105,696

	2,483,223		Taiwan Semiconductor Manufacturing Co., Ltd.			6,044,909
	2,160,462		Taiwan Semiconductor Manufacturing Co., Ltd. ADR			27,092,193
						58,242,798
			Turkey:		3.3%
	1,615,293		KOC Holding A/S			7,842,555
	1		Migros Ticaret A.S			17
	5,527,327		Turkiye Garanti Bankasi A/S			27,915,178
						35,757,750
			United States:		1.2%
	289,861	@	NII Holdings, Inc.			12,945,192
						12,945,192
			Total Common Stock
			( Cost $ 746,577,346 )			1,083,285,777

SHORT-TERM INVESTMENTS:				4.3%
			Securities Lending Collateralcc:		4.3%
	43,799,616		BNY Mellon Overnight Government Fund (1)			43,799,616
	3,197,563	R	BNY Institutional Cash Reserves Fund, Series B (1)(2)			2,558,050

			Total Short-Term Investments
			( Cost $ 46,997,179 )			46,357,666

			Total Investments in Securities
			( Cost $ 793,574,525 ) *	103.9%		$1,129,643,443
			Other Assets and Liabilities - Net	(3.9)		(42,145,232)
			Net Assets	100.0%		$1,087,498,211

		@	Non-income producing security
		ADR	American Depositary Receipt
		GDR	Global Depositary Receipt
		#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may
			not be resold subject to that rule except to qualified institutional buyers. Unless otherwise
			noted, these securities have been determined to be liquid under the guidelines established
			by the Funds' Board of Directors/Trustees.
		cc	Securities purchased with cash collateral for securities loaned.
		(1)	Collateral received from brokers for securities lending was invested in these short-term investments.
		(2)	On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B)
			to hold certain Lehman Brothers defaulted debt obligations. The Portfolio's position in Series B is
			being fair valued daily. Please see the accompanying Notes to Financial Statements
			for additional details on securities lending.
		R	Restricted security
		L	Loaned security, a portion or all of the security is on loan at December 31, 2010.
PORTFOLIO OF INVESTMENTS
ING JPMorgan Small Cap Core Equity Portfolio as of December 31, 2010

	Shares					Value

COMMON STOCK:				90.9%
			Consumer Discretionary:		16.3%
	13,675	@	Aeropostale, Inc.			$336,952
	17,175	@, L	AH Belo Corp.			149,423
	26,400		American Greetings Corp.			585,024
	90,550	@, L	Archipelago Learning, Inc.			888,296
	38,100	@	Asbury Automotive Group, Inc.			704,088
	36,400	@	Belo Corp.			257,712
	25,500	@	Bravo Brio Restaurant Group, Inc.			488,835
	110,380		Brinker International, Inc.			2,304,734
	9,850	L	Brown Shoe Co., Inc.			137,211
	89,680	L	Brunswick Corp.			1,680,603
	63,500	@	Cabela's, Inc.			1,381,125
	57,900	@	Casual Male Retail Group, Inc.			274,446
	155,340		Chico's FAS, Inc.			1,868,740
	88,270		Cinemark Holdings, Inc.			1,521,775
	26,200	@	Collective Brands, Inc.			552,820
	39,300		Cooper Tire & Rubber Co.			926,694
	32,020		Cracker Barrel Old Country Store			1,753,735
	274		CSS Industries, Inc.			5,647
	21,600	@	Deckers Outdoor Corp.			1,722,384
	14,100	@	Destination Maternity Corp.			534,813
	74,170	@	Dick's Sporting Goods, Inc.			2,781,375
	27,500		Dillard's, Inc.			1,043,350
	29,800	@, L	DineEquity, Inc.			1,471,524
	41,800	@	Domino's Pizza, Inc.			666,710
	24,271	@	Drew Industries, Inc.			551,437
	13,100	@	Entercom Communications Corp.			151,698
	11,700	@	Express, Inc.			219,960
	31,200		Finish Line			536,328
	20,600	@	G-III Apparel Group Ltd.			724,090
	24,000	@	Helen of Troy Ltd.			713,760
	10,600		Hooker Furniture Corp.			149,778
	98,750	@	Iconix Brand Group, Inc.			1,906,863
	34,000	@	Jakks Pacific, Inc.			619,480
	152,831		Jarden Corp.			4,717,888
	35,900		Jones Group, Inc.			557,886
	11,850	@	JoS. A Bank Clothiers, Inc.			477,792
	75,700	@	Journal Communications, Inc.			382,285
	25,400	@	Kirkland's, Inc.			356,362
	7,100	@	Knology, Inc.			110,973
	8,800	@	Libbey, Inc.			136,136
	11,210	@	Life Time Fitness, Inc.			459,498
	20,200	@	Lifetime Brands, Inc.			283,608
	30,275	@	Lin TV Corp.			160,458
	3,500		Lincoln Educational Services Corp.			54,285

	8,000		Lithia Motors, Inc.			114,320
	3,900		Mac-Gray Corp.			58,305
	63,000	@, S	Maidenform Brands, Inc.			1,497,510
	75,300	@	Mediacom Communications Corp.			637,038
	99,500	@	Monarch Casino & Resort, Inc.			1,243,750
	39,767		Morningstar, Inc.			2,110,832
	75,440		Nutri/System, Inc.			1,586,503
	37,600		Oxford Industries, Inc.			962,936
	123,230	@	Papa John's International, Inc.			3,413,471
	89,480	@	Penn National Gaming, Inc.			3,145,222
	51,200	@	Perry Ellis International, Inc.			1,406,464
	78,263	L	PetMed Express, Inc.			1,393,864
	91,850		Pool Corp.			2,070,299
	16,900	@, L	RC2 Corp.			367,913
	43,900		Rent-A-Center, Inc.			1,417,092
	51,600	@	Ruby Tuesday, Inc.			673,896
	66,508	@, L	Ruth's Chris Steak House			307,932
	39,973	@, L	Saks, Inc.			427,711
	103,460	@	Shuffle Master, Inc.			1,184,617
	68,400	@	Sinclair Broadcast Group, Inc.			559,512
	26,400	L	Sonic Automotive, Inc.			349,536
	19,800		Spartan Motors, Inc.			120,582
	33,800		Standard Motor Products, Inc.			463,060
	9,200	@, L	Steven Madden Ltd.			383,824
	6,300	L	Sturm Ruger & Co., Inc.			96,327
	36,900	@, S	Tempur-Pedic International, Inc.			1,478,214
	68,610	@	Toll Brothers, Inc.			1,303,590
	30,400	@, L	Valassis Communications, Inc.			983,440
	60,760		Williams-Sonoma, Inc.			2,168,524
						69,234,865
			Consumer Staples:		2.5%
	21,800		Andersons, Inc.			792,430
	25,600		B&G Foods, Inc.			351,488
	51,000	@	Central Garden & Pet Co.			503,880
	69,900	@, S	Chiquita Brands International, Inc.			979,998
	29,900	@, L	Dole Food Co., Inc.			403,949
	9,200	@, L	Elizabeth Arden, Inc.			211,692
	5,600	@	Fresh Market, Inc.			230,720
	58,900	@	Hansen Natural Corp.			3,079,292
	38,610		J&J Snack Foods Corp.			1,862,546
	3,200		MGP Ingredients, Inc.			35,328
	3,700		Nash Finch Co.			157,287
	9,500	@	Pantry, Inc.			188,670
	24,400	@	Prestige Brands Holdings, Inc.			291,580
	28,600	L	Spartan Stores, Inc.			484,770
	24,196	@	Spectrum Brands Holdings, Inc.			754,189
	3,800	@	TreeHouse Foods, Inc.			194,142
						10,521,961
			Energy:		6.0%
	1,900		Apco Oil and Gas International, Inc.			109,250

	57,695	@	Approach Resources, Inc.			1,332,755
	25,900	@	Cal Dive International, Inc.			146,853
	56,000	@	Callon Petroleum Co.			331,520
	20,690		Cimarex Energy Co.			1,831,686
	15,400	@	Clayton Williams Energy, Inc.			1,293,138
	16,200	@	Cloud Peak Energy, Inc.			376,326
	5,300	@	Complete Production Services, Inc.			156,615
	18,000	@	DHT Maritime, Inc.			83,700
	73,700		EXCO Resources, Inc.			1,431,254
	94,183	@, L	Exterran Holdings, Inc.			2,255,683
	2,200	@, L	FX Energy, Inc.			13,530
	8,600	@	Georesources, Inc.			191,006
	700	@	Global Geophysical Services, Inc.			7,266
	31,100	@	Gulfmark Offshore, Inc.			945,440
	58,400	@	Gulfport Energy Corp.			1,264,360
	27,700	@	ION Geophysical Corp.			234,896
	17,300	@, L	Knightsbridge Tankers Ltd.			385,271
	11,000		Lufkin Industries, Inc.			686,290
	6,600	@	Matrix Service Co.			80,388
	49,000	@	McMoRan Exploration Co.			839,860
	29,100	@	Newpark Resources			179,256
	2,400	@	OYO Geospace Corp.			237,864
	120,450		Patterson-UTI Energy, Inc.			2,595,698
	24,100	@	Petroquest Energy, Inc.			181,473
	107,440	@	Resolute Energy Corp.			1,585,814
	17,750	L	RPC, Inc.			321,630
	6,600	@	T-3 Energy Services, Inc.			262,878
	5,700	@	Targa Resources Corp.			152,817
	52,770		Tidewater, Inc.			2,841,137
	56,700	@	USEC, Inc.			341,334
	36,500	@	Vaalco Energy, Inc.			261,340
	61,500	L	W&T Offshore, Inc.			1,099,005
	41,100	@	Warren Resources, Inc.			185,772
	34,400		World Fuel Services Corp.			1,243,904
						25,487,009
			Financials:		16.2%
	2,500	@	1st United Bancorp, Inc.			17,275
	12,300		Advance America Cash Advance Centers, Inc.			69,372
	1,000		Alliance Financial Corp.			32,350
	137,200	S	American Equity Investment Life Holding Co.			1,721,860
	4,700	@	American Safety Insurance Holdings Ltd.			100,486
	24,000		Aspen Insurance Holdings Ltd.			686,880
	116,960		Associated Banc-Corp.			1,771,944
	11,600		Banco Latinoamericano de Exportaciones S.A.			214,136
	90,650	L	BGC Partners, Inc.			753,302
	146,905		Calamos Asset Management, Inc.			2,056,670
	4,200		Capitol Federal Financial, Inc.			50,022
	47,400	S	Cash America International, Inc.			1,750,482
	25,400	L	Cathay General Bancorp.			424,180
	9,400		Citizens & Northern Corp.			139,684

	12,200		City Holding Co.			442,006
	17,100		Community Bank System, Inc.			474,867
	4,670	L	Community Trust Bancorp., Inc.			135,243
	2,975		Compass Diversified Trust			52,628
	2,359	@	CompuCredit Holdings Corp.			16,466
	25,200		Delphi Financial Group			726,768
	10,300		Dime Community Bancshares			150,277
	40,728	@	Dollar Financial Corp.			1,166,043
	12,200		East-West Bancorp., Inc.			238,510
	85,434	@, L	eHealth, Inc.			1,212,308
	21,500	@	Encore Capital Group, Inc.			504,175
	80,279		Epoch Holding Corp.			1,246,733
	4,800		Financial Institutions, Inc.			91,056
	1,600		First Bancorp.			24,496
	188,200		First Commonwealth Financial Corp.			1,332,456
	18,700		First Community Bancshares, Inc.			279,378
	160,442		First Financial Bancorp.			2,964,968
	2,500		First Interstate Bancsystem, Inc.			38,100
	14,300		First Merchants Corp.			126,698
	225,527	L	First Niagara Financial Group, Inc.			3,152,867
	6,887		First of Long Island Corp.			199,103
	24,700	@	First Republic Bank			719,264
	37,422	@	FirstService Corp.			1,133,138
	20,400		Flagstone Reinsurance Holdings S.A.			257,040
	47,600		FNB Corp.			467,432
	67,400		Glacier Bancorp., Inc.			1,018,414
	11,100		Gladstone Capital Corp.			127,872
	23,210	L	Greenhill & Co., Inc.			1,895,793
	5,000	@	Hallmark Financial Services, Inc.			45,500
	205,624	@	HFF, Inc.			1,986,328
	5,600		Horace Mann Educators Corp.			101,024
	5,007		Hudson Valley Holding Corp.			123,973
	14,900		Huntington Bancshares, Inc.			102,363
	80,459		IBERIABANK Corp.			4,757,541
	12,230		International Bancshares Corp.			244,967
	44,560		JMP Group, Inc.			339,993
	88,726		KBW, Inc.			2,477,230
	37,700	@	Knight Capital Group, Inc.			519,883
	7,500		Lakeland Bancorp, Inc.			82,275
	6,700		Lakeland Financial Corp.			143,782
	9,710	@	LPL Investment Holdings, Inc.			353,153
	7,800		MainSource Financial Group, Inc.			81,198
	4,000	@	Marlin Business Services Corp.			50,600
	43,700		MCG Capital Corp.			304,589
	36,400		Meadowbrook Insurance Group, Inc.			373,100
	700		Merchants Bancshares, Inc.			19,292
	89,500	@, L	MPG Office Trust, Inc.			246,125
	43,300	@, L	Nara Bancorp., Inc.			425,206
	3,000	L	National Bankshares, Inc.			94,470
	45,100	@, L	National Financial Partners Corp.			604,340

	6,700	L	NBT Bancorp., Inc.			161,805
	24,400		Nelnet, Inc.			578,036
	12,400	@, L	Netspend Holdings, Inc.			158,968
	9,500		OceanFirst Financial Corp.			122,265
	59,400	@	Ocwen Financial Corp.			566,676
	29,525		Old Republic International Corp.			402,426
	3,400		Oppenheimer Holdings, Inc.			89,114
	169,690	@	OptionsXpress Holdings, Inc.			2,659,042
	3,200		Park National Corp.			232,544
	15,200	@	Penson Worldwide, Inc.			74,328
	6,800		Peoples Bancorp., Inc.			106,420
	44,900	@	PHH Corp.			1,039,435
	8,500		Platinum Underwriters Holdings Ltd.			382,245
	8,200	@	Portfolio Recovery Associates, Inc.			616,640
	79,550	@	ProAssurance Corp.			4,820,730
	20,812		Prospect Capital Corp.			224,770
	7,800		Prosperity Bancshares, Inc.			306,384
	7,900		Pzena Investment Management, Inc.			58,065
	34,600		Radian Group, Inc.			279,222
	2,200	L	Renasant Corp.			37,202
	5,357	L	Republic Bancorp., Inc.			127,229
	25,840	L	RLI Corp.			1,358,409
	9,200		Safety Insurance Group, Inc.			437,644
	17,200		Selective Insurance Group			312,180
	28,000		Sierra Bancorp.			300,440
	7,151		Southside Bancshares, Inc.			150,672
	33,000	@	Southwest Bancorp., Inc.			409,200
	51,250		Sterling Bancshares, Inc.			359,775
	44,500		Susquehanna Bancshares, Inc.			430,760
	7,000	@	SVB Financial Group			371,350
	21,500	L	Trustco Bank Corp.			136,310
	256,363		Umpqua Holdings Corp.			3,122,501
	8,700		WesBanco, Inc.			164,952
	4,200	@	West BanCorp., Inc.			32,718
	17,200		Westamerica Bancorp.			954,084
	198,933	@, L	Western Alliance Bancorp.			1,464,147
	33,600	@, L, S	World Acceptance, Corp.			1,774,080
	8,275		WSFS Financial Corp.			392,566
						68,675,008
			Health Care:		11.2%
	19,200	@	Acorda Therapeutics, Inc.			523,392
	18,000	@	Affymax, Inc.			119,700
	28,200	@	Align Technology, Inc.			551,028
	37,400	@	Allied Healthcare International, Inc.			93,874
	42,700	@	American Medical Systems Holdings, Inc.			805,322
	9,300	@	AMERIGROUP Corp.			408,456
	71,500	@, L	Anadys Pharmaceuticals, Inc.			101,530
	18,300	@	Ardea Biosciences, Inc.			475,800
	94,100	@, L	Ariad Pharmaceuticals, Inc.			479,910
	61,300	@, L	AVANIR Pharmaceuticals, Inc.			250,104

	31,825	@	BioCryst Pharmaceuticals, Inc.			164,535
	46,501	@, L	Cadence Pharmaceuticals, Inc.			351,083
	45,500		Cantel Medical Corp.			1,064,700
	9,600	@	Cardiome Pharma Corp.			61,632
	51,520	@	Catalyst Health Solutions, Inc.			2,395,165
	38,700	@	Chelsea Therapeutics International, Inc.			290,250
	146,700	@	Continucare Corp.			686,556
	146,370	@	Coventry Health Care, Inc.			3,864,168
	91,590	@, L	Cumberland Pharmaceuticals, Inc.			548,624
	57,600	@	Cytokinetics, Inc.			120,384
	121,400	@	Dynavax Technologies Corp.			388,480
	15,800	@	DynaVox, Inc.			81,054
	3,800	@	Emergency Medical Services Corp.			245,518
	19,000	@	Enzo Biochem, Inc.			100,320
	16,800	@, L	eResearch Technology, Inc.			123,480
	133,200	@	Five Star Quality Care, Inc.			941,724
	20,000	@, L	GenMark Diagnostics, Inc.			81,800
	21,300	@	Genoptix, Inc.			405,126
	29,000	@	Gentiva Health Services, Inc.			771,400
	11,500	@	Greatbatch, Inc.			277,725
	39,500	@	Halozyme Therapeutics, Inc.			312,840
	25,300	@	Hanger Orthopedic Group, Inc.			536,107
	25,500	@	Healthsouth Corp.			528,105
	49,700	@	Healthspring, Inc.			1,318,541
	7,300	@, L	HeartWare International, Inc.			639,261
	135,700	@, L	Idenix Pharmaceuticals, Inc.			683,928
	33,760	@, L	Idexx Laboratories, Inc.			2,336,867
	34,600	@	Immucor, Inc.			686,118
	31,200	@, L	Immunomedics, Inc.			111,696
	27,900	@	Impax Laboratories, Inc.			561,069
	34,100	@, L	Incyte Corp.			564,696
	19,000	@	Insulet Corp.			294,500
	7,600	@	Integra LifeSciences Holdings Corp.			359,480
	16,600	@	Ironwood Pharmaceuticals, Inc.			171,810
	36,500	@	Kendle International, Inc.			397,485
	18,300	@	MAP Pharmaceuticals, Inc.			306,342
	20,200	@	Medivation, Inc.			306,434
	11,500	@	MELA Sciences, Inc.			38,525
	88,900	@	Metropolitan Health Networks, Inc.			397,383
	47,620	@	MWI Veterinary Supply, Inc.			3,007,203
	95,870	@	Myriad Genetics, Inc.			2,189,671
	57,700	@	NPS Pharmaceuticals, Inc.			455,830
	118,100	@	Omnicell, Inc.			1,706,545
	60,900	@, L	Orexigen Therapeutics, Inc.			492,072
	12,500	@	Orthofix International NV			362,500
	25,850		Owens & Minor, Inc.			760,766
	11,200	@	Pacific Biosciences of California, Inc.			178,192
	15,100	@	Par Pharmaceutical Cos., Inc.			581,501
	15,400	@	Pharmasset, Inc.			668,514
	13,000	@	Providence Service Corp.			208,910

	131,030	@	PSS World Medical, Inc.			2,961,278
	24,000	@	RehabCare Group, Inc.			568,800
	14,800	@	Salix Pharmaceuticals Ltd.			695,008
	23,500	@, L	Savient Pharmaceuticals, Inc.			261,790
	14,500	@, L	Seattle Genetics, Inc.			216,775
	11,500	@	Sirona Dental Systems, Inc.			480,470
	29,700		Steris Corp.			1,082,862
	20,300	@	Tengion, Inc.			51,562
	9,700	@	Thoratec Corp.			274,704
	33,700	@	Triple-S Management Corp.			642,996
	5,200	@	US Physical Therapy, Inc.			103,064
	88,440	@	VCA Antech, Inc.			2,059,768
	4,200	@	WellCare Health Plans, Inc.			126,924
	13,300	@, L	Xenoport, Inc.			113,316
						47,575,048
			Industrials:		15.6%
	253,370	@	ACCO Brands Corp.			2,158,712
	20,000		Acuity Brands, Inc.			1,153,400
	16,800	@	Aircastle Ltd.			175,560
	4,800	@	Alaska Air Group, Inc.			272,112
	9,338	@	Altra Holdings, Inc.			185,453
	10,350		AO Smith Corp.			394,128
	49,775	S	Applied Industrial Technologies, Inc.			1,616,692
	26,825	@, S	Atlas Air Worldwide Holdings, Inc.			1,497,640
	18,700		Barnes Group, Inc.			386,529
	10,600	@	Beacon Roofing Supply, Inc.			189,422
	92,700	@, L	Cenveo, Inc.			495,018
	7,000	@	Ceradyne, Inc.			220,710
	5,200	@	Chart Industries, Inc.			175,656
	20,400		CIRCOR International, Inc.			862,512
	23,100	@	Columbus McKinnon Corp.			469,392
	134,583		Comfort Systems USA, Inc.			1,772,458
	32,360	@	CoStar Group, Inc.			1,862,642
	4,200	L	Curtiss-Wright Corp.			139,440
	73,400	S	Deluxe Corp.			1,689,668
	4,700	@	Dollar Thrifty Automotive Group			222,122
	94,090		Douglas Dynamics, Inc.			1,425,464
	35,700	@	EMCOR Group, Inc.			1,034,586
	23,200	@	EnerSys			745,184
	9,900		Ennis, Inc.			169,290
	42,800	@, S	EnPro Industries, Inc.			1,778,768
	18,000	@	Esterline Technologies Corp.			1,234,620
	56,400	@	Force Protection, Inc.			310,764
	44,807		Forward Air Corp.			1,271,623
	139,600	@, L	Gencorp, Inc.			721,732
	3,525	@, L	Gibraltar Industries, Inc.			47,834
	6,300	@	GP Strategies Corp.			64,512
	93,800	@	GrafTech International Ltd.			1,860,992
	158,400	@	Hawaiian Holdings, Inc.			1,241,856
	5,250		Heico Corp.			267,908

	118,887		Herman Miller, Inc.			3,007,841
	2,900		HNI, Corp.			90,480
	83,300		Horizon Lines, Inc.			364,021
	17,300	@	HUB Group, Inc.			607,922
	17,100		Insteel Industries, Inc.			213,579
	13,000	@	Interline Brands, Inc.			296,010
	139,190	@	KAR Holdings, Inc.			1,920,822
	78,880		Kaydon Corp.			3,211,994
	50,870		Knight Transportation, Inc.			966,530
	38,200		Knoll, Inc.			639,086
	6,500	@	LMI Aerospace, Inc.			103,935
	24,500	@	Mastec, Inc.			357,455
	14,300	@, L	Metalico, Inc.			84,084
	1,800	@	Michael Baker Corp.			55,980
	4,400	@	Middleby Corp.			371,448
	65,270	@	NCI Building Systems, Inc.			913,127
	7,000	@	Polypore International, Inc.			285,110
	25,700	@	Quality Distribution, Inc.			233,613
	17,950		Quanex Building Products Corp.			340,512
	72,161	@	RBC Bearings, Inc.			2,820,052
	52,700	S	Regal-Beloit Corp.			3,518,252
	63,700	@	Republic Airways Holdings, Inc.			466,284
	17,500		Skywest, Inc.			273,350
	13,900		Standard Register Co.			47,399
	3,100		Standex International Corp.			92,721
	14,300	@	Swift Transporation Co.			178,893
	7,600	@	Team, Inc.			183,920
	49,630	@	Terex Corp.			1,540,515
	54,190	@	TransDigm Group, Inc.			3,902,222
	2,700	@, L	Trex Co., Inc.			64,692
	20,100	@	Trimas Corp.			411,246
	21,025	S	Triumph Group, Inc.			1,879,845
	34,600	@	Tutor Perini Corp.			740,786
	8,000		Unifirst Corp.			440,400
	34,100	@	United Continental Holdings, Inc.			812,262
	16,700	@, L	United Rentals, Inc.			379,925
	6,500	@	United Stationers, Inc.			414,765
	31,500	S	Wabtec Corp.			1,666,035
	147,620		Waste Connections, Inc.			4,063,979
	3,700		Watts Water Technologies, Inc.			135,383
						66,210,874
			Information Technology:		12.8%
	23,423	@	Actuate Corp.			133,511
	9,400	@	Aeroflex Holding Corp.			154,630
	10,100	@	Alpha & Omega Semiconductor Ltd.			129,583
	79,100	@, L	Amkor Technology, Inc.			584,549
	2,500	@	Ancestry.com, Inc.			70,800
	45,990	@	Anixter International, Inc.			2,746,983
	7,000	@	Ariba, Inc.			164,430
	68,720	@	Arris Group, Inc.			771,038

	7,800	@	Art Technology Group, Inc.			46,644
	80,600	@	Aspen Technology, Inc.			1,023,620
	20,500		Black Box Corp.			784,945
	47,350	@, L	Blackboard, Inc.			1,955,555
	8,800	@	Blue Coat Systems, Inc.			262,856
	28,700	@	Brightpoint, Inc.			250,551
	11,700	@	CACI International, Inc.			624,780
	8,000	@, L	Checkpoint Systems, Inc.			164,400
	54,000	@, L	Ciber, Inc.			252,720
	68,100	@, S	Cirrus Logic, Inc.			1,088,238
	11,600		Comtech Telecommunications			321,668
	11,200	@	CSG Systems International			212,128
	12,000		Daktronics, Inc.			191,040
	13,300		DDi Corp.			156,408
	142,192	@	Deltek, Inc.			1,032,314
	75,030	@	DemandTec, Inc.			813,325
	129,761	@	Dice Holdings, Inc.			1,862,070
	61,200		Earthlink, Inc.			526,320
	9,600	@, L	Ebix, Inc.			227,232
	45,230	@	Entegris, Inc.			337,868
	15,300	@	Epicor Software Corp.			154,530
	25	@	FEI Co.			660
	8,600	@	FleetCor Technologies, Inc.			265,912
	11,600	@	Gartner, Inc.			385,120
	24,900	@	GT Solar International, Inc.			227,088
	4,500		iGate Corp.			88,695
	10,700	@, L	Imation Corp.			110,317
	12,100	@	Inphi Corp.			243,089
	15,200	@	Insight Enterprises, Inc.			200,032
	14,875	@	InterDigital, Inc.			619,395
	17,100	@	IntraLinks Holdings, Inc.			319,941
	75,988	@, S	JDA Software Group, Inc.			2,127,664
	32,200	@	Kulicke & Soffa Industries, Inc.			231,840
	39,350	@	Lattice Semiconductor Corp.			238,461
	29,100	@	Lawson Software, Inc.			269,175
	5,200		Littelfuse, Inc.			244,712
	47,100	@	Magma Design Automation, Inc.			235,971
	6,700	@	Mantech International Corp.			276,911
	3,200		MAXIMUS, Inc.			209,856
	3,800	@, L	Measurement Specialties, Inc.			111,530
	700	@, L	Meru Networks, Inc.			10,794
	24,900		Micrel, Inc.			323,451
	55,770	@	Micros Systems, Inc.			2,446,072
	24,100	@	MIPS Technologies, Inc.			365,356
	8,700	@, L	MKS Instruments, Inc.			213,063
	109,625	@	Monotype Imaging Holdings, Inc.			1,216,838
	9,700	@	Netgear, Inc.			326,696
	11,000	@	Netscout Systems, Inc.			253,110
	63,697	@, L	NetSuite, Inc.			1,592,425
	16,000	@	Newport Corp.			277,920

	7,000	@	Oplink Communications, Inc.			129,290
	32,760	@	Parametric Technology Corp.			738,083
	15,300	@	Photronics, Inc.			90,423
	14,500		Plantronics, Inc.			539,690
	13,700	@, L	Plexus Corp.			423,878
	89,600	@	PMC - Sierra, Inc.			769,664
	12,800	@	Polycom, Inc.			498,944
	17,300	@, L	Power-One, Inc.			176,460
	12,000	@	Progress Software Corp.			507,840
	179,200	@	Quantum Corp.			666,624
	16,800	@	Quest Software, Inc.			466,032
	27,295	@, L	Radisys Corp.			242,926
	700	@	RealD, Inc.			18,144
	192,900	@	RF Micro Devices, Inc.			1,417,815
	5,100	@	Rovi Corp.			316,251
	35,780	@	SciQuest, Inc.			465,498
	6,100	@, L	Sigma Designs, Inc.			86,437
	73,900	@, L, S	Skyworks Solutions, Inc.			2,115,757
	13,500	@	Smith Micro Software, Inc.			212,490
	44,950	@	SolarWinds, Inc.			865,288
	62,220		Solera Holdings, Inc.			3,193,130
	8,400	@	Spectrum Control, Inc.			125,916
	3,200	@	SS&C Technologies Holdings, Inc.			65,632
	36,610	@	Standard Microsystems Corp.			1,055,466
	36,172	@	SuccessFactors, Inc.			1,047,541
	27,800	@	Symmetricom, Inc.			197,102
	9,800	@, L	Synaptics, Inc.			287,924
	19,000	@	SYNNEX Corp.			592,800
	73,200	@	Take-Two Interactive Software, Inc.			895,968
	15,100	@	Tekelec			179,841
	7,800	@	TeleTech Holdings, Inc.			160,602
	160,400	@	THQ, Inc.			972,024
	29,000	@	TIBCO Software, Inc.			571,590
	19,500	@	Tivo, Inc.			168,285
	19,800	@	Triquint Semiconductor, Inc.			231,462
	22,800	@	TTM Technologies, Inc.			339,948
	11,120	@	Unisys Corp.			287,897
	64,353		United Online, Inc.			424,730
	16,800	@	Verifone Holdings, Inc.			647,808
	16,900	@, L	VirnetX Holding Corp.			250,965
	25,350	@	Vocus, Inc.			701,181
	12,900	@	Wright Express Corp.			593,400
	15,800	@	Xyratex Ltd.			257,698
						54,473,274
			Materials:		6.2%
	71,460		Aptargroup, Inc.			3,399,352
	30,700	@, L	Boise, Inc.			243,451
	46,700		Buckeye Technologies, Inc.			981,167
	1,000	@	Clearwater Paper Corp.			78,300
	42,690		Commercial Metals Co.			708,227

	20,760		Compass Minerals International, Inc.			1,853,245
	85,150	@	Crown Holdings, Inc.			2,842,307
	17,600		HB Fuller Co.			361,152
	20,900	@, L	Hecla Mining Co.			235,334
	18,900		Innophos Holdings, Inc.			681,912
	21,000		Koppers Holdings, Inc.			751,380
	11,100	@	Kraton Performance Polymers, Inc.			343,545
	24,100		Myers Industries, Inc.			234,734
	6,300	@	Noranda Aluminum Holding Corp.			91,980
	92,700	@	Omnova Solutions, Inc.			774,972
	82,100	@	PolyOne Corp.			1,025,429
	22,700	S	Rock-Tenn Co.			1,224,665
	10,200		Schweitzer-Mauduit International, Inc.			641,784
	43,720		Scotts Miracle-Gro Co.			2,219,664
	162,390		Silgan Holdings, Inc.			5,815,186
	9,700	@	Solutia, Inc.			223,876
	49,400	@	Spartech Corp.			462,384
	48,850		Worthington Industries			898,840
	7,700	@, L	WR Grace & Co.			270,501
						26,363,387
			Telecommunication Services:		1.5%
	110,680	@	Cbeyond, Inc.			1,691,190
	160,400	@	Cincinnati Bell, Inc.			449,120
	38,800		Consolidated Communications Holdings, Inc.			748,840
	12,000	@	Neutral Tandem, Inc.			173,280
	108,661		NTELOS Holdings Corp.			2,069,992
	77,800	@	Premier Global Services, Inc.			529,040
	30,500	@	Syniverse Holdings, Inc.			940,925
						6,602,387
			Utilities:		2.6%
	5,000		Central Vermont Public Service Corp.			109,300
	3,900		Chesapeake Utilities Corp.			161,928
	40,800	@	El Paso Electric Co.			1,123,224
	24,200		Idacorp, Inc.			894,916
	5,600		MGE Energy, Inc.			239,456
	18,050		New Jersey Resources Corp.			778,136
	1,725		Nicor, Inc.			86,112
	51,820	L	Northwest Natural Gas Co.			2,408,075
	89,310		NorthWestern Corp.			2,574,807
	29,500		Portland General Electric Co.			640,150
	10,200		Southwest Gas Corp.			374,034
	8,900	L	Unisource Energy Corp.			318,976
	43,500		Westar Energy, Inc.			1,094,460
	6,500		WGL Holdings, Inc.			232,505
						11,036,079
			Total Common Stock
			( Cost $ 321,417,085 )			386,179,892

REAL ESTATE INVESTMENT TRUSTS:				5.3%
			Financials:		5.3%

	14,377		American Campus Communities, Inc.			456,614
	30,300		Anworth Mortgage Asset Corp.			212,100
	87,800	@	Ashford Hospitality Trust, Inc.			847,270
	32,500		Associated Estates Realty Corp.			496,925
	31,700		BioMed Realty Trust, Inc.			591,205
	15,500		Capital Lease Funding, Inc.			90,210
	13,500		Capstead Mortgage Corp.			169,965
	47,400		CBL & Associates Properties, Inc.			829,500
	10,915		Colonial Properties Trust			197,016
	79,225		DCT Industrial Trust, Inc.			420,685
	30,925		Developers Diversified Realty Corp.			435,733
	73,391		EastGroup Properties, Inc.			3,105,907
	18,500	L	Education Realty Trust, Inc.			143,745
	3,200		Equity Lifestyle Properties, Inc.			178,976
	35,900	@	FelCor Lodging Trust, Inc.			252,736
	47,375	@, L	First Industrial Realty Trust, Inc.			415,005
	28,200		Glimcher Realty Trust			236,880
	54,000		Hersha Hospitality Trust			356,400
	5,100		Home Properties, Inc.			282,999
	20,200		LaSalle Hotel Properties			533,280
	168,999		Lexington Realty Trust			1,343,542
	108,300		MFA Mortgage Investments, Inc.			883,728
	45,680		Mid-America Apartment Communities, Inc.			2,900,223
	4,700		Mission West Properties			31,443
	117,320	L	National Retail Properties, Inc.			3,108,980
	25,700	L	Omega Healthcare Investors, Inc.			576,708
	10,400		Parkway Properties, Inc.			182,208
	3,400		Pebblebrook Hotel Trust			69,089
	50,700		Pennsylvania Real Estate Investment Trust			736,671
	7,700		PS Business Parks, Inc.			429,044
	6,400	@, L	RAIT Investment Trust			14,016
	9,100		Ramco-Gershenson Properties			113,295
	23,300		Redwood Trust, Inc.			347,869
	44,700		Senior Housing Properties Trust			980,718
	81,700	@	Strategic Hotel Capital, Inc.			432,193
	4,700	L	Sun Communities, Inc.			156,557

			Total Real Estate Investment Trusts
			( Cost $ 20,142,404 )			22,559,435

	Principal Amount					Value

U.S. TREASURY OBLIGATIONS:				0.1%
			U.S. Treasury Notes:		0.1%
	$600,000		0.750%, due 11/30/11			$602,460

			Total U.S. Treasury Obligations
			( Cost $ 602,460 )			602,460

			Total Long-Term Investments

			( Cost $ 342,161,949 )			409,341,787

	Shares					Value

SHORT-TERM INVESTMENTS:				8.3%
			Mutual Funds:		2.8%
	11,966,795		Blackrock Liquidity Funds TempFund Portfolio - Class I			$11,966,795

			Total Mutual Funds
			( Cost $ 11,966,795 )			11,966,795

			Securities Lending Collateralcc:		5.5%
	22,254,978		BNY Mellon Overnight Government Fund (1)			22,254,978
	1,121,269	R	BNY Institutional Cash Reserves Fund, Series B (1)(2)			897,015

			Total Securities Lending Collateral
			( Cost $ 23,376,247 )			23,151,993

			Total Short-Term Investments
			( Cost $ 35,343,042 )			35,118,788

			Total Investments in Securities
			( Cost $ 377,504,991 ) *	104.6%		$444,460,575
			Other Assets and Liabilities - Net	(4.6)		(19,450,732)
			Net Assets	100.0%		$425,009,843

		@	Non-income producing security
		cc	Securities purchased with cash collateral for securities loaned.
		(1)	Collateral received from brokers for securities lending was invested in these short-term investments.
		(2)	On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B)
			to hold certain Lehman Brothers defaulted debt obligations. The Portfolio's position in Series B is
			being fair valued daily. Please see the accompanying Notes to Financial Statements
			for additional details on securities lending.
		R	Restricted security
		L	Loaned security, a portion or all of the security is on loan at December 31, 2010.
		S	All or a portion of this security has been identified by the Fund to cover future
			collateral requirements for applicable futures, options, swaps, foreign currency
			contracts and/or when-issued or delayed-delivery securities.
PORTFOLIO OF INVESTMENTS
ING Large Cap Growth Portfolio as of December 31, 2010

	Shares					Value

COMMON STOCK:				97.7%
			Consumer Discretionary:		15.0%
	144,380	@	Bed Bath & Beyond, Inc.			$7,096,277
	70,540		Coach, Inc.			3,901,567
	231,350	@	DIRECTV			9,237,806
	195,540		Harley-Davidson, Inc.			6,779,372
	111,460	@	Kohl's Corp.			6,056,736
	171,860		Marriott International, Inc.			7,139,064
	108,690		McDonald's Corp.			8,343,044
	16,350	@	Priceline.com, Inc.			6,532,643
	79,200		Ross Stores, Inc.			5,009,400
	201,159		Wyndham Worldwide Corp.			6,026,724
						66,122,633
			Consumer Staples:		9.6%
	267,330		Coca-Cola Enterprises, Inc.			6,691,270
	200,601		ConAgra Foods, Inc.			4,529,571
	56,250		Hershey Co.			2,652,188
	102,660		PepsiCo, Inc.			6,706,778
	203,480		Philip Morris International, Inc.			11,909,684
	142,890		Wal-Mart Stores, Inc.			7,706,058
	39,276	@	Whole Foods Market, Inc.			1,986,973
						42,182,522
			Energy:		10.7%
	186,731		Arch Coal, Inc.			6,546,789
	303,350		ExxonMobil Corp.			22,180,952
	138,430		National Oilwell Varco, Inc.			9,309,418
	47,330		Occidental Petroleum Corp.			4,643,073
	115,700		Suncor Energy, Inc.			4,430,153
						47,110,385
			Financials:		5.2%
	204,738		American Express Co.			8,787,355
	308,540	@	Blackstone Group LP			4,365,841
	124,520		JPMorgan Chase & Co.			5,282,138
	76,370		Prudential Financial, Inc.			4,483,683
						22,919,017
			Health Care:		10.2%
	126,620		Aetna, Inc.			3,863,176
	157,610		AmerisourceBergen Corp.			5,377,653
	129,930		Covidien PLC			5,932,604
	168,840	@	Gilead Sciences, Inc.			6,118,762
	117,140	@	Hospira, Inc.			6,523,527
	113,710	@	Medco Health Solutions, Inc.			6,967,012
	69,210	@	Thermo Fisher Scientific, Inc.			3,831,466
	80,790	@	Waters Corp.			6,278,191
						44,892,391
			Industrials:		10.9%

	82,010		Caterpillar, Inc.			7,681,057
	171,300		Danaher Corp.			8,080,221
	121,610		Emerson Electric Co.			6,952,444
	105,870		Roper Industries, Inc.			8,091,644
	99,780		Tyco International Ltd.			4,134,883
	107,050		United Technologies Corp.			8,426,976
	130,750	@	Verisk Analytics, Inc.			4,455,960
						47,823,185
			Information Technology:		30.9%
	86,020	@	Ansys, Inc.			4,479,061
	76,420	@	Apple, Inc.			24,650,035
	94,360	@	BMC Software, Inc.			4,448,130
	136,610		Broadcom Corp.			5,949,366
	658,950	@	Cisco Systems, Inc.			13,330,559
	90,060	@	Citrix Systems, Inc.			6,161,005
	24,845	@	Google, Inc. - Class A			14,757,185
	114,900		KLA-Tencor Corp.			4,439,736
	254,970	@	Marvell Technology Group Ltd.			4,729,694
	572,180		Microsoft Corp.			15,975,260
	128,390	@	NetApp, Inc.			7,056,314
	425,987		Oracle Corp.			13,333,393
	254,480		Qualcomm, Inc.			12,594,215
	122,850	@	VeriSign, Inc.			4,013,510
						135,917,463
			Materials:		4.3%
	147,210		EI Du Pont de Nemours & Co.			7,342,835
	51,490		Freeport-McMoRan Copper & Gold, Inc.			6,183,434
	82,830		Sigma-Aldrich Corp.			5,513,165
						19,039,434
			Telecommunication Services:		0.9%
	873,550	@	Sprint Nextel Corp.			3,695,117
						3,695,117
			Total Common Stock
			( Cost $ 373,449,418 )			429,702,147

EXCHANGE-TRADED FUNDS:				1.0%
			Exchange-Traded Funds:		1.0%
	76,800		iShares Russell 1000 Growth Index Fund			4,397,568

			Total Exchange-Traded Funds
			( Cost $ 3,926,859 )			4,397,568

			Total Long-Term Investments
			( Cost $ 377,376,277 )			434,099,715

SHORT-TERM INVESTMENTS:				0.9%
			Mutual Funds:		0.9%
	4,130,000		Blackrock Liquidity Funds TempFund Portfolio - Class I			4,130,000

			Total Short-Term Investments

			( Cost $ 4,130,000 )			4,130,000

			Total Investments in Securities
			( Cost $ 381,506,277 ) *	99.6%		$438,229,715
			Other Assets and Liabilities - Net	0.4		1,700,788
			Net Assets	100.0%		$439,930,503

		@	Non-income producing security
PORTFOLIO OF INVESTMENTS
ING Limited Maturity Bond Portfolio as of December 31, 2010

	Principal Amount					Value

CORPORATE BONDS/NOTES:				49.8%
			Consumer Discretionary:		1.8%
	$708,000		Comcast Cable Communications LLC, 7.125%, due 06/15/13			$794,855
	899,000		COX Communications, Inc., 4.625%, due 06/01/13			962,614
	800,000		Home Depot, Inc., 5.250%, due 12/16/13			878,642
	750,000		Macys Retail Holdings, Inc., 5.350%, due 03/15/12			778,125
	400,000		Target Corp., 5.125%, due 01/15/13			433,181
	662,000		Time Warner Cable, Inc., 5.400%, due 07/02/12			703,054
						4,550,471
			Consumer Staples:		3.1%
	750,000		Altria Group, Inc., 8.500%, due 11/10/13			888,302
	461,000		Anheuser-Busch InBev Worldwide, Inc., 2.500%, due 03/26/13			471,999
	800,000		Coca-Cola Co., 3.625%, due 03/15/14			847,356
	991,000		Colgate-Palmolive Co., 4.200%, due 05/15/13			1,064,390
	942,000		Diageo Capital PLC, 5.200%, due 01/30/13			1,016,362
	187,000		Kraft Foods, Inc., 6.250%, due 06/01/12			200,107
	576,000		Kroger Co., 6.750%, due 04/15/12			615,089
	610,000	S	PepsiCo, Inc., 0.875%, due 10/25/13			603,439
	1,040,000		Philip Morris International, Inc., 4.875%, due 05/16/13			1,126,487
	488,000	S	Wal-Mart Stores, Inc., 0.750%, due 10/25/13			483,930
	500,000	S	Wal-Mart Stores, Inc., 1.500%, due 10/25/15			479,476
						7,796,937
			Energy:		2.4%
	780,000		Chevron Corp., 3.450%, due 03/03/12			805,085
	647,000		Enterprise Products Operating L.P., 4.600%, due 08/01/12			679,309
	844,000		Occidental Petroleum Corp., 1.450%, due 12/13/13			848,298
	931,000	S	Shell International Finance BV, 1.875%, due 03/25/13			945,555
	1,013,000		Spectra Energy Capital LLC, 5.900%, due 09/15/13			1,115,049
	601,000		Transcontinental Gas Pipe Line Corp., 8.875%, due 07/15/12			664,373
	792,000		Valero Energy Corp., 4.750%, due 06/15/13			844,544
						5,902,213
			Financials:		30.4%
	1,225,000	L	Aegon NV, 2.628%, due 12/31/49			739,594
	658,000		Allstate Corp., 6.125%, due 02/15/12			693,358
	3,980,000	S	Ally Financial, Inc., 2.200%, due 12/19/12			4,095,535
	400,000		American Express Co., 4.875%, due 07/15/13			427,857
	850,000		American Express Credit Corp., 5.875%, due 05/02/13			924,913
	363,000		American International Group, Inc., 3.650%, due 01/15/14			369,726
	885,000	#	ANZ National Int'l Ltd., 2.375%, due 12/21/12			899,084
	5,107,000	S	Bank of America Corp., 2.100%, due 04/30/12			5,214,742
	730,000	S	Bank of Montreal, 2.125%, due 06/28/13			743,396
	954,000	#	Bank of Tokyo-Mitsubishi UFJ Ltd., 2.600%, due 01/22/13			974,493
	1,250,000	S	Barclays Bank PLC, 2.500%, due 01/23/13			1,270,928
	725,000		BB&T Corp., 5.700%, due 04/30/14			798,276
	309,000		Berkshire Hathaway Finance, 4.000%, due 04/15/12			321,457
	924,000	S	Berkshire Hathaway, Inc., 2.125%, due 02/11/13			944,188

	850,000	S	Blackrock, Inc., 2.250%, due 12/10/12			869,734
	1,050,000	S	BNP Paribas, 2.125%, due 12/21/12			1,067,436
	667,000	#	BNP Paribas Home Loan Covered Bonds SA, 2.200%, due 11/02/15			639,523
	608,000	S	BP Capital Markets PLC, 3.125%, due 03/10/12			621,886
	633,000	S	BP Capital Markets PLC, 5.250%, due 11/07/13			686,002
	624,000	#	BPCE S.A., 2.375%, due 10/04/13			622,546
	817,000	#	Caisse Centrale Desjardins du Quebec, 1.700%, due 09/16/13			816,564
	946,000	#	Canadian Imperial Bank of Commerce/Canada, 2.000%, due 02/04/13			963,403
	928,000		Caterpillar Financial Services Corp., 2.000%, due 04/05/13			944,569
	4,769,000	S	Citigroup, Inc., 2.125%, due 04/30/12			4,867,356
	785,000		Citigroup, Inc., 5.125%, due 05/05/14			833,566
	643,000		Citigroup, Inc., 5.500%, due 04/11/13			685,052
	1,400,000		Citigroup, Inc., 6.000%, due 12/13/13			1,530,865
	750,000	S	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands, 2.125%, due 10/13/15			726,143
	1,200,000		Credit Suisse New York, 5.000%, due 05/15/13			1,292,262
	800,000	S	Deutsche Bank AG/London, 2.375%, due 01/11/13			812,197
	750,000		Fifth Third Bancorp, 6.250%, due 05/01/13			813,349
	777,000		First Tennessee Bank NA, 4.625%, due 05/15/13			785,103
	2,275,000		General Electric Capital Corp., 2.200%, due 06/08/12			2,326,749
	2,311,000		General Electric Capital Corp., 2.250%, due 03/12/12			2,360,596
	1,200,000	S	General Electric Capital Corp., 2.800%, due 01/08/13			1,227,360
	1,000,000		General Electric Capital Corp., 3.750%, due 11/14/14			1,034,645
	400,000		General Electric Capital Corp., 4.750%, due 09/15/14			428,056
	870,000	S	Genworth Financial, Inc., 5.650%, due 06/15/12			907,438
	357,000	S	Goldman Sachs Group, Inc., 3.625%, due 08/01/12			368,566
	850,000		Goldman Sachs Group, Inc., 4.750%, due 07/15/13			906,024
	271,000	S	Goldman Sachs Group, Inc., 6.000%, due 05/01/14			298,770
	1,250,000		Hartford Financial Services Group, Inc., 5.250%, due 10/15/11			1,287,109
	1,153,000		HSBC Finance Corp., 4.750%, due 07/15/13			1,216,764
	366,000		HSBC Finance Corp., 7.000%, due 05/15/12			392,827
	779,000	S	John Deere Capital Corp., 1.875%, due 06/17/13			788,616
	1,171,000	L	JPMorgan Chase & Co., 1.650%, due 09/30/13			1,172,574
	425,000		JPMorgan Chase & Co., 5.375%, due 10/01/12			456,221
	650,000		KeyBank NA, 5.700%, due 08/15/12			687,736
	359,000		M&T Bank Corp., 5.375%, due 05/24/12			378,425
	498,000	#	MassMutual Global Funding II, 3.625%, due 07/16/12			516,297
	850,000		Mercantile Bankshares Corp., 4.625%, due 04/15/13			893,767
	1,625,000		Merrill Lynch & Co., Inc., 6.050%, due 08/15/12			1,721,376
	400,000		MetLife, Inc., 2.375%, due 02/06/14			402,196
	650,000	#	Metropolitan Life Global Funding I, 2.500%, due 01/11/13			664,522
	1,000,000		Morgan Stanley, 2.250%, due 03/13/12			1,020,096
	565,000		Morgan Stanley, 5.300%, due 03/01/13			602,383
	982,000		Morgan Stanley, 5.750%, due 08/31/12			1,050,497
	1,246,000	#	National Australia Bank Ltd., 1.700%, due 12/10/13			1,236,108
	650,000	S	National Rural Utilities Cooperative Finance Corp., 1.125%, due 11/01/13			642,930
	586,000	#	Nordea Bank AB, 1.750%, due 10/04/13			583,496
	85,516	#	Power Receivable Finance, LLC, 6.290%, due 01/01/12			85,584
	745,000		Prudential Financial, Inc., 5.100%, due 12/14/11			770,058
	830,000	S	Royal Bank of Canada, 1.125%, due 01/15/14			819,120
	381,000	#	Societe Generale, 2.200%, due 09/14/13			379,709

	952,000	#	Societe Generale, 2.500%, due 01/15/14			951,720
	2,374,000		State Street Corp., 2.150%, due 04/30/12			2,424,376
	749,000		SunTrust Banks, Inc., 5.250%, due 11/05/12			789,209
	750,000	#	TIAA Global Markets, Inc., 5.125%, due 10/10/12			803,069
	961,000		Toyota Motor Credit Corp., 1.375%, due 08/12/13			965,555
	1,070,000	S	UBS AG/Stamford CT, 2.250%, due 08/12/13			1,079,810
	609,000	S	US Bancorp, 1.125%, due 10/30/13			603,549
	501,000	S	US Bancorp, 2.000%, due 06/14/13			508,774
	1,680,000	S	Wachovia Corp., 5.500%, due 05/01/13			1,829,176
						75,576,956
			Health Care:		3.0%
	780,000		Covidien International Finance S.A., 5.450%, due 10/15/12			841,098
	764,000		Express Scripts, Inc., 5.250%, due 06/15/12			806,650
	713,000		GlaxoSmithKline Capital, Inc., 4.850%, due 05/15/13			774,609
	980,000	S	Novartis Capital Corp., 1.900%, due 04/24/13			996,201
	912,000		Pfizer, Inc., 4.450%, due 03/15/12			951,909
	986,000	S	St. Jude Medical, Inc., 2.200%, due 09/15/13			1,002,264
	1,213,000	S	Teva Pharmaceutical Finance III LLC, 1.500%, due 06/15/12			1,224,590
	811,000		Wyeth, 5.500%, due 03/15/13			887,192
						7,484,513
			Industrials:		0.8%
	365,000		CSX Corp., 5.500%, due 08/01/13			397,853
	567,000		Eaton Corp., 4.900%, due 05/15/13			611,958
	445,000		Union Pacific Corp., 5.450%, due 01/31/13			480,909
	570,000		United Parcel Service, Inc., 3.875%, due 04/01/14			607,751
						2,098,471
			Information Technology:		1.7%
	855,000		Dell, Inc., 4.700%, due 04/15/13			918,310
	814,000		Hewlett-Packard Co., 1.250%, due 09/13/13			814,467
	775,000	S	International Business Machines Corp., 1.000%, due 08/05/13			772,660
	585,000	S	Microsoft Corp., 0.875%, due 09/27/13			582,103
	1,141,000		Oracle Corp., 3.750%, due 07/08/14			1,213,740
						4,301,280
			Materials:		0.6%
	623,000		BHP Billiton Finance USA Ltd., 5.500%, due 04/01/14			689,947
	612,000		EI Du Pont de Nemours & Co., 5.000%, due 07/15/13			669,789
						1,359,736
			Telecommunication Services:		3.6%
	1,082,000		AT&T, Inc., 5.875%, due 08/15/12			1,166,206
	940,000	S	BellSouth Corp., 4.750%, due 11/15/12			1,003,148
	282,000		British Telecommunications PLC, 5.150%, due 01/15/13			300,377
	500,000		Cellco Partnership / Verizon Wireless Capital, LLC, 5.550%, due 02/01/14			551,746
	875,000		Cellco Partnership / Verizon Wireless Capital, LLC, 7.375%, due 11/15/13			1,014,406
	1,075,000		France Telecom S.A., 4.375%, due 07/08/14			1,149,545
	500,000		Telecom Italia Capital S.A., 5.250%, due 11/15/13			521,248
	525,000	S	Telefonica Emisiones S.A.U, 2.582%, due 04/26/13			525,716
	656,000		Verizon Communications, Inc., 4.350%, due 02/15/13			697,949
	943,000		Verizon Communications, Inc., 4.375%, due 06/01/13			1,008,660
	820,000		Verizon New York, Inc., 6.875%, due 04/01/12			874,999
						8,814,000

			Utilities:		2.4%
	804,000	S	Commonwealth Edison Co., 6.150%, due 03/15/12			854,092
	700,000		Duke Energy Ohio, Inc., 5.700%, due 09/15/12			753,983
	500,000	#	EDP Finance BV, 5.375%, due 11/02/12			506,736
	823,000		Great Plains Energy, Inc., 2.750%, due 08/15/13			831,905
	450,000		Nisource Finance Corp., 6.150%, due 03/01/13			491,157
	987,000		PSEG Power, LLC, 2.500%, due 04/15/13			1,007,448
	901,000		Public Service Co. of Colorado, 7.875%, due 10/01/12			1,004,280
	515,000		Southern Co., 5.300%, due 01/15/12			538,711
						5,988,312
			Total Corporate Bonds/Notes
			( Cost $ 122,061,390 )			123,872,889

U.S. GOVERNMENT AGENCY OBLIGATIONS:				8.0%
			Federal Home Loan Bank:		3.6%
	5,245,000	L	1.375%, due 05/16/11			5,268,445
	3,665,000	S	3.625%, due 07/01/11			3,727,690
						8,996,135
			Federal Home Loan Mortgage Corporation##:		1.5%
	3,500,000		1.750%, due 06/15/12			3,562,860
	359	S	2.125%, due 01/01/17			371
	29,345	S	5.500%, due 10/15/14			29,339
	11,938	S	6.000%, due 04/01/13			12,949
						3,605,519
			Federal National Mortgage Association##:		2.9%
	6,713	S	2.141%, due 07/01/24			6,935
	9,009	S	2.419%, due 12/01/17			9,122
	6,106,342	S	6.000%, due 05/15/11-09/01/17			6,252,726
	818,081	S	6.500%, due 10/01/22-10/01/32			914,868
	58,851	S	7.000%, due 10/01/32			67,131
	45,941	S	7.500%, due 08/01/27			52,643
						7,303,425
			Government National Mortgage Association:		0.0%
	20,203	S	6.000%, due 04/15/13			20,893
	17,221	S	7.500%, due 01/15/24-07/15/27			19,897
	9,001	S	9.000%, due 12/15/26			10,749
	8,025	S	9.500%, due 03/15/20-07/15/21			9,522
						61,061
			Total U.S. Government Agency Obligations
			( Cost $ 19,639,362 )			19,966,140

U.S. TREASURY OBLIGATIONS:				31.9%
			U.S. Treasury Notes:		31.9%
	34,914,000		0.625%, due 12/31/12			34,938,545
	25,373,000	L	0.750%, due 12/15/13			25,196,582
	3,522,000	L	1.250%, due 08/31/15			3,425,973
	6,459,000		2.125%, due 12/31/15			6,494,324
	420,000	S	2.250%, due 11/30/17			408,483
	3,247,000	L	2.625%, due 11/15/20			3,063,343
	6,343,000	S	3.875%, due 08/15/40			5,843,489

			Total U.S. Treasury Obligations
			( Cost $ 79,392,759 )			79,370,739

ASSET-BACKED SECURITIES:				4.6%
			Automobile Asset-Backed Securities:		1.1%
	335,000	S	CarMax Auto Owner Trust, 2.400%, due 04/15/15			342,382
	715,000	S	CarMax Auto Owner Trust, 2.820%, due 12/15/14			738,876
	1,110,000		Harley-Davidson Motorcycle Trust, 3.320%, due 02/15/17			1,147,156
	433,000	S	Hyundai Auto Receivables Trust, 2.030%, due 08/15/13			438,000
						2,666,414
			Credit Card Asset-Backed Securities:		2.4%
	651,000		BA Credit Card Trust, 0.550%, due 06/16/14			642,199
	810,000		Capital One Multi-Asset Execution Trust, 0.550%, due 03/17/14			805,710
	306,000		Capital One Multi-Asset Execution Trust, 5.750%, due 07/15/20			348,220
	189,000		Citibank Credit Card Issuance Trust, 0.670%, due 07/15/14			185,314
	471,000		Citibank Credit Card Issuance Trust, 0.910%, due 07/15/13			468,637
	1,474,000		Citibank Credit Card Issuance Trust, 5.700%, due 05/15/13			1,505,285
	679,000		Citibank Credit Card Issuance Trust, 6.300%, due 06/20/14			718,544
	1,033,000		Citibank Credit Card Issuance Trust, 6.950%, due 02/18/14			1,088,092
	183,000		MBNA Credit Card Master Note Trust, 1.610%, due 10/15/14			182,346
	135,000	#	MBNA Master Credit Card Trust, 7.100%, due 09/15/13			137,158
						6,081,505
			Other Asset-Backed Securities:		1.1%
	192,470		AEP Texas Central Transition Funding LLC, 5.960%, due 07/15/15			205,432
	595,616	#	Atrium CDO Corp., 0.622%, due 10/27/16			562,858
	427,554	#	Callidus Debt Partners Fund Ltd., 0.786%, due 05/15/15			412,590
	479,126	#	Carlyle High Yield Partners, 0.656%, due 08/11/16			448,784
	56,827		CenterPoint Energy Transition Bond Co. LLC, 4.970%, due 08/01/14			58,468
	412,467	#	First CLO Ltd., 0.638%, due 07/27/16			402,774
	569,786	#	GSC Partners CDO Fund Ltd., 0.664%, due 11/20/16			545,570
						2,636,476
			Total Asset-Backed Securities
			( Cost $ 11,339,550 )			11,384,395

COLLATERALIZED MORTGAGE OBLIGATIONS:				2.3%

	91,764		Bear Stearns Commercial Mortgage Securities, 5.270%, due 12/11/40			91,875
	1,168,336		Bear Stearns Commercial Mortgage Securities, 7.000%, due 05/20/30			1,217,556
	964,074		Greenwich Capital Commercial Funding Corp., 5.381%, due 03/10/39			990,730
	361,755		JPMorgan Chase Commercial Mortgage Securities Corp., 4.625%, due 03/15/46			367,077
	488,160		LB-UBS Commercial Mortgage Trust, 4.885%, due 09/15/30			497,841
	192,192		Morgan Stanley Capital I, 4.490%, due 04/14/40			192,042
	2,430,796		NCUA Guaranteed Notes, 1.600%, due 10/29/20			2,383,740

			Total Collateralized Mortgage Obligations
			( Cost $ 5,754,810 )			5,740,861

	Shares					Value

COMMON STOCK:				0.0%
			Utilities:		0.0%
	28	@	Dynegy, Inc.			$157

			Total Common Stock
			( Cost $ - )			157

			Total Long-Term Investments
			( Cost $ 238,187,871 )			240,335,181

SHORT-TERM INVESTMENTS:				18.4%
			Mutual Funds:		4.9%
	12,075,000		Blackrock Liquidity Funds TempFund Portfolio - Class I			12,075,000

			Total Mutual Funds
			( Cost $ 12,075,000 )			12,075,000

			Securities Lending Collateralcc:		13.5%
	32,960,289		BNY Mellon Overnight Government Fund (1)			32,960,289
	848,027	R	BNY Institutional Cash Reserves Fund, Series B (1)(2)			678,421

			Total Securities Lending Collateral
			( Cost $ 33,808,316 )			33,638,710

			Total Short-Term Investments
			( Cost $ 45,883,316 )			45,713,710

			Total Investments in Securities
			( Cost $ $284,071,187)*	115.0%		$286,048,891
			Other Assets and Liabilities - Net	(15.0)		(37,404,435)
			Net Assets	100.0%		$248,644,456

		@	Non-income producing security
		#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may
			not be resold subject to that rule except to qualified institutional buyers. Unless otherwise
			noted, these securities have been determined to be liquid under the guidelines established
			by the Funds' Board of Directors/Trustees.
		cc	Securities purchased with cash collateral for securities loaned.
		(1)	Collateral received from brokers for securities lending was invested in these short-term investments.
		(2)	On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B)
			to hold certain Lehman Brothers defaulted debt obligations. The Portfolio's position in Series B is
			being fair valued daily. Please see the accompanying Notes to Financial Statements
			for additional details on securities lending.
		##	On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage
			Association and the Federal Home Loan Mortgage Corporation into conservatorship
			and the U.S. Treasury guaranteed the debt issued by those organizations.
		S	All or a portion of this security has been identified by the Fund to cover future
			collateral requirements for applicable futures, options, swaps, foreign currency
			contracts and/or when-issued or delayed-delivery securities.
		R	Restricted security

		L	Loaned security, a portion or all of the security is on loan at December 31, 2010.
		S	All or a portion of this security has been identified by the Fund to cover future
			collateral requirements for applicable futures, options, swaps, foreign currency
			contracts and/or when-issued or delayed-delivery securities.
PORTFOLIO OF INVESTMENTS
ING Liquid Assets Portfolio(1) as of December 31, 2010

	Principal Amount				Value

CERTIFICATES OF DEPOSIT:				7.7%

	$5,000,000		BNP Paribas New York, 0.380%, due 04/19/11		$5,000,149
	20,500,000		BNP Paribas New York, 0.520%, due 02/09/11		20,502,657
	6,000,000		BNP Paribas New York, 0.630%, due 01/27/11		6,001,470
	17,000,000		Credit Suisse New York, 0.250%, due 01/20/11		16,999,820
	17,500,000		Deutsche Bank, 0.510%, due 05/25/11		17,500,693
	1,650,000		Lloyds TSB Bank PLC, 0.500%, due 04/28/11		1,650,533
	5,500,000		Lloyds TSB Bank PLC, 0.700%, due 01/21/11		5,501,372
	13,000,000		Rabobank Nederland NV NY, 0.470%, due 11/16/11		13,000,000
	5,250,000		Societe Generale NY, 0.340%, due 01/14/11		5,250,075
	10,500,000		Svenska Handelsbanken AB, 0.280%, due 03/10/11		10,499,999
	11,000,000		Toronto Dominion Bank NY, 0.620%, due 07/15/11		11,000,000

			Total Certificates of Deposit
			( Cost $ 112,906,768 )		112,906,768

COMMERCIAL PAPER:				47.7%

	700,000		ANZ National Int'l Ltd., 0.502%, due 09/13/11		697,521
	14,000,000		ANZ National Int'l Ltd., 0.603%, due 04/20/11		13,974,567
	28,750,000		ASB Finance Ltd., 0.376%, due 02/24/11		28,733,828
	3,750,000		ASB Finance Ltd., 0.401%, due 06/01/11		3,743,708
	30,750,000		Barclays US Funding LLC, 0.230%, due 01/04/11		30,749,411
	4,750,000		Barton Capital LLC, 0.260%, due 01/04/11		4,749,897
	500,000		Barton Capital LLC, 0.270%, due 01/05/11		499,985
	15,839,000		Barton Capital LLC, 0.300%, due 02/01/11		15,834,908
	20,500,000		Barton Capital LLC, 0.381%, due 01/14/11		20,497,250
	5,000,000		BNP Paribas Finance, Inc., 0.240%, due 01/11/11		4,999,667
	500,000		CAFCO LLC, 0.300%, due 02/10/11		499,844
	12,850,000		CAFCO LLC, 0.330%, due 03/02/11		12,843,378
	4,500,000		CAFCO LLC, 0.391%, due 02/17/11		4,497,709
	9,750,000		CAFCO LLC, 0.602%, due 01/19/11		9,747,075
	14,000,000		CAFCO LLC, 0.672%, due 01/14/11		13,996,613
	16,000,000		Ciesco LLC, 0.295%, due 02/22/11		15,993,182
	2,000,000		Ciesco LLC, 0.340%, due 02/14/11		1,999,169
	9,500,000		Ciesco LLC, 0.672%, due 01/10/11		9,498,409
	14,000,000		Ciesco LLC, 0.672%, due 01/13/11		13,996,873
	17,250,000		Commonwealth Bank of Australia, 0.290%, due 03/03/11		17,241,524
	11,250,000		Concord Minutemen Capital Co., 0.652%, due 08/15/11		11,204,094
	7,500,000		Concord Minutemen Capital Co., 0.702%, due 03/24/11		7,488,042
	23,000,000		Concord Minutemen Capital Co., 0.955%, due 01/11/11		22,995,014
	6,250,000		Crown Point Capital Co., 0.310%, due 01/06/11		6,249,731
	10,250,000		Crown Point Capital Co., 0.652%, due 08/15/11		10,208,174
	8,250,000		Crown Point Capital Co., 0.702%, due 03/24/11		8,237,985
	16,750,000		Crown Point Capital Co., 0.955%, due 01/11/11		16,745,580

	6,500,000		Danske Corp., 0.250%, due 01/06/11		6,499,774
	23,250,000		Danske Corp., 0.250%, due 01/11/11		23,248,241
	6,750,000		Danske Corp., 0.300%, due 02/08/11		6,747,918
	4,750,000		Deutsche Bank, 0.240%, due 01/10/11		4,749,715
	10,250,000		Deutsche Bank, 0.280%, due 01/18/11		10,248,645
	5,750,000		Dexia Delaware LLC, 0.370%, due 01/04/11		5,749,823
	3,500,000		Dexia Delaware LLC, 0.440%, due 01/12/11		3,499,529
	3,300,000		Jupiter Securitization Company LLC, 0.240%, due 01/27/11		3,299,428
	7,300,000		Jupiter Securitization Company LLC, 0.240%, due 01/18/11		7,299,173
	11,000,000		Jupiter Securitization Company LLC, 0.270%, due 01/10/11		10,999,258
	4,000,000		Jupiter Securitization Company LLC, 0.270%, due 01/13/11		3,999,640
	10,250,000		Jupiter Securitization Company LLC, 0.280%, due 03/11/11		10,244,499
	5,250,000		Natixis US Finance Co., 0.260%, due 01/06/11		5,249,810
	26,000,000		Natixis US Finance Co., 0.290%, due 01/10/11		25,998,115
	5,750,000		Natixis US Finance Co., 0.602%, due 02/08/11		5,746,358
	16,250,000		Old Line Funding LLC, 0.270%, due 01/18/11		16,247,928
	15,500,000		Old Line Funding LLC, 0.270%, due 02/22/11		15,493,955
	11,350,000		Old Line Funding LLC, 0.280%, due 03/18/11		11,343,291
	15,250,000		Rabobank USA Finance Corp., 0.280%, due 03/10/11		15,241,935
	29,750,000		RBS Holdings USA, Inc., 0.310%, due 01/12/11		29,747,182
	10,250,000		Societe Generale North America, 0.370%, due 02/04/11		10,246,418
	7,500,000		Thunder Bay Funding LLC, 0.270%, due 03/07/11		7,496,344
	3,500,000		Thunder Bay Funding LLC, 0.270%, due 02/08/11		3,499,003
	851,000		Thunder Bay Funding LLC, 0.270%, due 02/11/11		850,738
	5,000,000		Thunder Bay Funding LLC, 0.280%, due 03/14/11		4,997,200
	24,541,000		Thunder Bay Funding LLC, 0.280%, due 03/10/11		24,527,982
	36,500,000		UBS Finance Delaware LLC, 0.160%, due 01/05/11		36,499,351
	750,000		Variable Funding Capital, 0.270%, due 01/25/11		749,865
	27,250,000		Variable Funding Capital, 0.270%, due 01/21/11		27,245,912
	2,500,000		Variable Funding Capital, 0.270%, due 01/14/11		2,499,756
	6,000,000		Variable Funding Capital, 0.270%, due 01/13/11		5,999,460
	1,250,000		Westpac Banking Group, 0.300%, due 03/21/11		1,249,177
	8,750,000		Westpac Banking Group, 0.300%, due 01/06/11		8,749,635
	2,750,000		Windmill Funding Group, 0.260%, due 01/10/11		2,749,821
	16,750,000		Windmill Funding Group, 0.310%, due 04/14/11		16,735,144
	19,000,000		Windmill Funding Group, 0.531%, due 01/18/11		18,995,859

			Total Commercial Paper
			( Cost $ 702,669,020 )		702,669,020

CORPORATE BONDS/NOTES:				17.7%

	2,650,000	C	Abbott Laboratories, 3.750%, due 03/15/11		2,666,235
	11,000,000	#	ANZ National Int'l Ltd., 0.388%, due 07/25/11		11,000,000
	1,090,000	#	ANZ National Int'l Ltd., 1.003%, due 09/23/11		1,094,128
	14,000,000	#	Commonwealth Bank of Australia, 0.321%, due 06/20/11		14,000,000
	13,000,000		Credit Suisse FB USA Inc., 0.490%, due 03/02/11		13,001,962
	5,500,000		Credit Suisse FB USA Inc., 5.500%, due 08/16/11		5,666,201
	2,450,000		Deutsche Bank, 0.000%, due 01/00/00		2,449,680
	26,750,000		Dexia Credit Local S.A. New York, 0.561%, due 06/29/11		26,750,000

	14,734,000		Federal National Mortgage Association, 5.375%, due 11/15/11		15,376,426
	1,820,000		Kreditanstalt fuer Wiederaufbau, 0.575%, due 03/02/11		1,820,646
	7,950,000		Kreditanstalt fuer Wiederaufbau, 1.875%, due 03/15/11		7,972,757
	16,500,000		Kreditanstalt fuer Wiederaufbau, 3.250%, due 02/15/11		16,555,956
	3,500,000		Kreditanstalt fuer Wiederaufbau, 3.250%, due 10/14/11		3,576,382
	7,000,000	#	Rabobank Nederland NV NY, 0.354%, due 12/16/11		7,000,000
	1,000,000	#	Rabobank Nederland NV NY, 0.486%, due 08/05/11		1,001,074
	24,000,000	#, C, S	Royal Bank of Canada, 0.290%, due 02/01/12		24,000,000
	9,500,000	C, S	Royal Bank of Canada, 0.630%, due 02/01/12		9,527,753
	2,800,000	#	Royal Bank of Scottland PLC, 1.450%, due 10/20/11		2,818,527
	21,000,000		Societe Generale NY, 0.350%, due 07/19/11		20,968,449
	21,000,000	#, C	Svenska Handelsbanken AB, 0.386%, due 12/09/11		21,000,000
	26,000,000		Toyota Motor Credit Corp., 0.440%, due 12/14/11		26,000,000
	26,500,000	C	Westpac Banking Group, 0.358%, due 01/27/12		26,500,000

			Total Corporate Bonds/Notes
			( Cost $ 260,746,176 )		260,746,176

U.S. GOVERNMENT AGENCY OBLIGATIONS:				3.7%

	2,250,000		Federal Farm Credit Bank, 4.700%, due 01/03/12		2,347,377
	24,500,000		Federal Home Loan Bank, 0.450%, due 12/14/11		24,500,000
	27,000,000		Federal Home Loan Bank, 0.500%, due 12/29/11		27,000,000

			Total U.S. Government Agency Obligations
			( Cost $ 53,847,377 )		53,847,377

U.S. TREASURY NOTES:				0.7%

	11,000,000		United States Treasury Bill, 0.000%, due 11/17/11		10,972,818

			Total U.S. Treasury Notes
			( Cost $ 10,972,818 )		10,972,818

REPURCHASE AGREEMENTS:				22.2%

	240,621,000		Deutsche Bank Repurchase Agreement dated 12/31/10, 0.220%, due 01/03/11, $240,625,411 to be received upon repurchase (Collateralized by $381,960,000 Resolution Funding Corporation, Discount Notes, Market Value plus accrued interest $245,433,940, due 01/15		240,621,000
	87,000,000		Goldman Sachs Repurchase Agreement dated 12/31/10, 0.150%, due 01/03/11, $87,001,088 to be received upon repurchase (Collateralized by $85,951,000 various U.S. Government Agency Obligations, Discount Notes-6.280%, Market Value plus accrued interest $88,740,357, due 02/14/11-02/22/40)		87,000,000

			Total Repurchase Agreement
			( Cost $ 327,621,000 )		327,621,000

			Total Investments in Securities
			( Cost $ 1,468,763,159 ) *	99.7%	$1,468,763,159
			Other Assets and Liabilities - Net	0.3	4,044,546
			Net Assets	100.0%	$1,472,807,705

		(1)

All securities with a maturity date of greater than 13 months have either a variable rate, a demand feature, prerefunded, optional or mandatory put resulting in a maturity of one year or less. Rate shown reflects current rate.

		#

Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, these securities have been determined to be liquid under the guidelines established by the Funds' Board of Directors/Trustees.

		C	Bond may be called prior to maturity date.
		S

All or a portion of this security is segregated to cover collateral requirements for applicable futures, options, swaps, foreign forward currency contracts and/or when-issued or delayed-delivery securities.

PORTFOLIO OF INVESTMENTS
ING Lord Abbett Growth and Income Portfolio as of December 31, 2010

	Shares					Value

COMMON STOCK:				99.0%
			Consumer Discretionary:		12.2%
	36,100		Carnival Corp.			$1,664,571
	141,300		Comcast Corp. - Class A			3,104,361
	170,600	@, L	Ford Motor Co.			2,864,374
	26,600	@, L	General Motors Co.			980,476
	97,031	@	HSN, Inc.			2,973,030
	35,200	@	Hyatt Hotels Corp.			1,610,752
	47,627	L	Marriott International, Inc.			1,978,426
	14,700		Omnicom Group			673,260
	19,000		Target Corp.			1,142,470
	16,954		Time Warner Cable, Inc.			1,119,473
	23,100		Walt Disney Co.			866,481
						18,977,674
			Consumer Staples:		5.0%
	67,100		Archer-Daniels-Midland Co.			2,018,368
	29,400	@	Bunge Ltd.			1,926,288
	14,300	L	Colgate-Palmolive Co.			1,149,291
	76,165		Kroger Co.			1,703,049
	14,700		PepsiCo, Inc.			960,351
						7,757,347
			Energy:		16.6%
	44,700		Anadarko Petroleum Corp.			3,404,352
	5,700		Apache Corp.			679,611
	60,900		Chevron Corp.			5,557,125
	13,600		Devon Energy Corp.			1,067,736
	102,200	L	El Paso Corp.			1,406,272
	61,055		ExxonMobil Corp.			4,464,342
	35,600		Halliburton Co.			1,453,548
	20,600		Hess Corp.			1,576,724
	43,050		Schlumberger Ltd.			3,594,675
	20,000	@	Southwestern Energy Co.			748,600
	27,700		Suncor Energy, Inc.			1,060,633
	34,300		Valero Energy Corp.			793,016
						25,806,634
			Financials:		24.2%
	149,987		Bank of America Corp.			2,000,827
	20,560		Bank of New York Mellon Corp.			620,912
	16,700	@, L	Berkshire Hathaway, Inc.			1,337,837
	95,200		Charles Schwab Corp.			1,628,872
	638,600	@	Citigroup, Inc.			3,020,578
	4,200		Franklin Resources, Inc.			467,082
	24,000		Goldman Sachs Group, Inc.			4,035,840
	25,400	@	Invesco Ltd.			611,124
	125,297		JPMorgan Chase & Co.			5,315,099
	178,100		Keycorp			1,576,185

	12,300		M&T Bank Corp.			1,070,715
	34,750		Metlife, Inc.			1,544,290
	31,400		PNC Financial Services Group, Inc.			1,906,608
	70,800		State Street Corp.			3,280,872
	56,268		SunTrust Bank			1,660,469
	198,600		Wells Fargo & Co.			6,154,612
	51,700		Zions Bancorp.			1,252,691
						37,484,613
			Health Care:		13.0%
	29,500		Abbott Laboratories			1,413,345
	46,900	@	Amgen, Inc.			2,574,810
	14,700		Baxter International, Inc.			744,114
	10,200		Beckman Coulter, Inc.			767,346
	19,400	@	Celgene Corp.			1,147,316
	32,700		Cigna Corp.			1,198,782
	14,168		Covidien PLC			646,911
	23,600	@	Express Scripts, Inc.			1,275,580
	28,600		Merck & Co., Inc.			1,030,744
	59,500		Pfizer, Inc.			1,041,845
	21,100	@	St. Jude Medical, Inc.			902,025
	40,300		Teva Pharmaceutical Industries Ltd. ADR			2,100,839
	23,500	@	Thermo Fisher Scientific, Inc.			1,300,960
	91,900		UnitedHealth Group, Inc.			3,318,509
	14,100	@, L	Zimmer Holdings, Inc.			756,888
						20,220,014
			Industrials:		9.3%
	118,000	@	AMR Corp.			919,220
	20,800		Caterpillar, Inc.			1,948,128
	157,657	@	Delta Airlines, Inc.			1,986,478
	26,945	L	Eaton Corp.			2,735,187
	26,100		Emerson Electric Co.			1,492,137
	14,700	L	Fluor Corp.			974,022
	219,826	@, L	Hertz Global Holdings, Inc.			3,185,279
	41,200	L	Southwest Airlines Co.			534,776
	8,400		United Technologies Corp.			661,248
						14,436,475
			Information Technology:		5.0%
	30,000	@	Adobe Systems, Inc.			923,400
	57,700	@	EMC Corp.			1,321,330
	84,400		Intel Corp.			1,774,932
	4,400		Mastercard, Inc.			986,084
	54,500		Oracle Corp.			1,705,850
	7,600		Qualcomm, Inc.			376,124
	18,300	L	Texas Instruments, Inc.			594,750
						7,682,470
			Materials:		9.2%
	52,900		Barrick Gold Corp.			2,813,222
	18,100		Cliffs Natural Resources, Inc.			1,411,981
	49,200		Dow Chemical Co.			1,679,688
	6,700		Freeport-McMoRan Copper & Gold, Inc.			804,603

	76,000		International Paper Co.			2,070,240
	30,200	L	Mosaic Co.			2,306,072
	35,600		Newmont Mining Corp.			2,186,908
	17,200	L	United States Steel Corp.			1,004,824
						14,277,538
			Telecommunication Services:		2.8%
	81,980		AT&T, Inc.			2,408,572
	54,500		Verizon Communications, Inc.			1,950,010
						4,358,582
			Utilities:		1.7%
	11,400		NextEra Energy, Inc.			592,686
	31,200		Pacific Gas & Electric Co.			1,492,608
	14,600	L	Southern Co.			558,158
						2,643,452
			Total Common Stock
			( Cost $ 122,667,232 )			153,644,799

SHORT-TERM INVESTMENTS:				9.6%
			Securities Lending Collateralcc:		9.6%
	14,833,578		BNY Mellon Overnight Government Fund (1)			14,833,578
	139,950	R	BNY Institutional Cash Reserves Fund, Series B (1)(2)			111,960

			Total Short-Term Investments
			( Cost $ 14,973,528 )			14,945,538

			Total Investments in Securities
			( Cost $ 137,640,760 ) *	108.6%		$168,590,337
			Other Assets and Liabilities - Net	(8.6)		(13,353,108)
			Net Assets	100.0%		$155,237,229

		@	Non-income producing security
		ADR	American Depositary Receipt
		cc	Securities purchased with cash collateral for securities loaned.
		(1)	Collateral received from brokers for securities lending was invested in these short-term investments.
		(2)

On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Portfolio's position in Series B is for additional details on securities lending.

		R	Restricted security
		L	Loaned security, a portion or all of the security is on loan at December 31, 2010.
PORTFOLIO OF INVESTMENTS
ING Marsico Growth Portfolio as of December 31, 2010

	Shares					Value

COMMON STOCK:				99.0%
			Consumer Discretionary:		24.4%
	198,711	@	Amazon.com, Inc.			$35,767,980
	606,242	@, L	Ford Motor Co.			10,178,803
	423,285		McDonald's Corp.			32,491,357
	343,091	L	Nike, Inc.			29,306,833
	257,386		Nordstrom, Inc.			10,908,019
	51,109	@	Priceline.com, Inc.			20,420,601
	76,566	L	Starbucks Corp.			2,460,066
	248,105		Tiffany & Co.			15,449,498
	366,698	L	TJX Cos., Inc.			16,277,724
	123,148		Wynn Resorts Ltd.			12,787,688
	314,911		Yum! Brands, Inc.			15,446,385
						201,494,954
			Consumer Staples:		2.2%
	139,838		Estee Lauder Cos., Inc.			11,284,927
	113,668		Mead Johnson Nutrition Co.			7,075,833
						18,360,760
			Energy:		5.7%
	330,219		Anadarko Petroleum Corp.			25,149,479
	164,620		EOG Resources, Inc.			15,047,914
	166,166		Halliburton Co.			6,784,558
						46,981,951
			Financials:		14.2%
	4,496,188	@	Citigroup, Inc.			21,266,969
	141,347		Goldman Sachs Group, Inc.			23,768,912
	354,955		PNC Financial Services Group, Inc.			21,552,868
	1,139,715		US Bancorp.			30,738,114
	624,203		Wells Fargo & Co.			19,344,051
						116,670,914
			Industrials:		14.6%
	100,529	L	Cummins, Inc.			11,059,195
	312,518		Danaher Corp.			14,741,474
	134,604		Eaton Corp.			13,663,652
	119,125	L	FedEx Corp.			11,079,816
	294,204		General Dynamics Corp.			20,876,716
	92,442	L	Precision Castparts Corp.			12,868,851
	393,615		Union Pacific Corp.			36,472,366
						120,762,070
			Information Technology:		17.0%
	141,411	@	Apple, Inc.			45,613,532
	253,033	@, L	Baidu.com ADR			24,425,275
	465,831		Broadcom Corp.			20,286,940
	30,844	@, L	F5 Networks, Inc.			4,014,655
	977,203		Oracle Corp.			30,586,454
	117,030	@	Salesforce.com, Inc.			15,447,960

						140,374,816
			Materials:		19.7%
	388,146		BHP Billiton PLC ADR			31,245,753
	1,114,529		Dow Chemical Co.			38,050,019
	99,040		Freeport-McMoRan Copper & Gold, Inc.			11,893,714
	468,321		Monsanto Co.			32,613,874
	245,827	L	PPG Industries, Inc.			20,666,676
	292,406		Praxair, Inc.			27,916,001
						162,386,037
			Telecommunication Services:		1.2%
	190,249	@	American Tower Corp.			9,824,458
						9,824,458
			Total Common Stock
			( Cost $ 605,571,553 )			816,855,960

PREFERRED STOCK:				0.5%
			Financials:		0.5%
	131,480	P	Wells Fargo & Co.			3,574,941

			Total Preferred Stock
			( Cost $ 2,516,649 )			3,574,941

			Total Long-Term Investments
			( Cost $ 608,088,202 )			820,430,901

SHORT-TERM INVESTMENTS:				3.3%
			Mutual Funds:		1.1%
	8,955,981		Blackrock Liquidity Funds TempFund Portfolio - Class I			8,955,981

			Total Mutual Funds
			( Cost $ 8,955,981 )			8,955,981

			Securities Lending Collateralcc:		2.2%
	16,350,673		BNY Mellon Overnight Government Fund (1)			16,350,673
	2,402,610	R	BNY Institutional Cash Reserves Fund, Series B (1)(2)			1,922,088

			Total Securities Lending Collateral
			( Cost $ 18,753,283 )			18,272,761

			Total Short-Term Investments
			( Cost $ 27,709,264 )			27,228,742

			Total Investments in Securities
			( Cost $ 635,797,466 ) *	102.8%		$847,659,643
			Other Assets and Liabilities - Net	(2.8)		(22,689,869)
			Net Assets	100.0%		$824,969,774

		@	Non-income producing security
		ADR	American Depositary Receipt
		P	Preferred Stock may be called prior to convertible date.

		cc	Securities purchased with cash collateral for securities loaned.
		(1)	Collateral received from brokers for securities lending was invested in these short-term investments.
		(2)

On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Portfolio's position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.

		R	Restricted security
		L	Loaned security, a portion or all of the security is on loan at December 31, 2010.
PORTFOLIO OF INVESTMENTS
ING Marsico International Opportunities Portfolio as of December 31, 2010

	Shares					Value

COMMON STOCK:				67.0%
			Argentina:		0.7%
	43,195	@	Mercadolibre, Inc.			$2,878,947
						2,878,947
			Belgium:		1.4%
	100,207		Anheuser-Busch InBev NV			5,725,746
						5,725,746
			Brazil:		5.6%
	70,100		Anhanguera Educacional Participacoes SA			1,689,157
	521,000		BR Malls Participacoes S.A.			5,366,928
	834,900	@	OGX Petroleo e Gas Participacoes S.A.			10,059,036
	884,800		PDG Realty SA Empreendimentos e Participacoes			5,415,402
						22,530,523
			Canada:		2.5%
	89,488		Canadian National Railway Co.			5,948,267
	63,953		Teck Cominco Ltd. - Class B			3,974,309
						9,922,576
			China:		2.1%
	21,881	@	Baidu.com ADR			2,112,173
	553,500		Ping An Insurance Group Co. of China Ltd.			6,177,982
						8,290,155
			Denmark:		2.9%
	54,354		Novo-Nordisk A/S			6,123,768
	19,024		Novozymes A/S			2,654,469
	49,713	@	Pandora A/S			2,994,517
						11,772,754
			France:		5.8%
	107,834		Accor S.A.			4,805,895
	44,493		BNP Paribas			2,833,608
	37,494		Pernod-Ricard S.A.			3,529,281
	86,164		Publicis Groupe			4,496,151
	36,387		Safran S.A.			1,289,863
	42,414		Schneider Electric S.A.			6,359,388
						23,314,186
			Germany:		7.5%
	41,858		Adidas AG			2,722,827
	100,216		BASF AG			7,997,536
	61,023	@	DaimlerChrysler AG			4,129,115
	162,895	@	Infineon Technologies AG			1,518,392
	56,395		Metro AG			4,070,409
	44,597		Siemens AG			5,524,437
	103,185		ThyssenKrupp AG			4,286,806
						30,249,522
			Hong Kong:		3.8%
	1,197,400		CNOOC Ltd.			2,850,204
	741,000		Hang Lung Properties Ltd.			3,463,451

	1,536,000		Li & Fung Ltd.			8,911,918
						15,225,573
			India:		2.1%
	167,297		ICICI Bank Ltd. ADR			8,471,920
						8,471,920
			Indonesia:		0.4%
	240,500		Astra International Tbk PT			1,453,444
						1,453,444
			Israel:		1.7%
	133,745		Teva Pharmaceutical Industries Ltd. ADR			6,972,127
						6,972,127
			Japan:		8.1%
	93,100	L	Canon, Inc.			4,782,107
	48,786		Daikin Industries Ltd.			1,723,395
	84,200		Dena Co., Ltd.			3,016,619
	95,300		FamilyMart Co., Ltd.			3,585,431
	14,700		Fanuc Ltd.			2,246,988
	135,100		Honda Motor Co., Ltd.			5,332,233
	212,800		Komatsu Ltd.			6,404,613
	588,000		Marubeni Corp.			4,116,464
	614,900		Mizuho Financial Group, Inc.			1,153,475
						32,361,325
			Luxembourg:		1.0%
	41,630		Millicom International Cellular S.A.			3,979,828
						3,979,828
			Malaysia:		0.4%
	443,400		Genting Bhd			1,606,512
						1,606,512
			Russia:		0.4%
	46,143	@, #	Mail.ru Group Ltd. GDR			1,661,148
						1,661,148
			Singapore:		0.8%
	1,154,500		CapitaLand Ltd.			3,339,404
						3,339,404
			South Africa:		1.8%
	217,974		MTN Group Ltd.			4,448,591
	47,911		Naspers Ltd.			2,824,704
						7,273,295
			Spain:		1.7%
	88,957		Inditex S.A.			6,658,747
						6,658,747
			Sweden:		0.7%
	93,700		Assa Abloy AB			2,643,154
						2,643,154
			Switzerland:		5.7%
	104,690		Julius Baer Group Ltd.			4,901,905
	121,083		Nestle S.A.			7,093,487
	17,228		Swatch Group AG - BR			7,681,458
	132,387		Xstrata PLC			3,137,062
						22,813,912

			Taiwan:		0.3%
	45,750		High Tech Computer Corp.			1,410,418
						1,410,418
			United Kingdom:		8.2%
	215,672		ARM Holdings PLC			1,472,006
	970,734		Barclays PLC			4,011,928
	320,205		Compass Group PLC			2,906,151
	396,128		HSBC Holdings PLC			4,048,473
	81,966		Reckitt Benckiser PLC			4,509,335
	287,163	@	Rolls-Royce Group PLC			2,797,895
	30,115,392	@	Rolls-Royce Group PLC - C Shares			46,953
	157,126		Standard Chartered PLC			4,241,708
	699,087		Tesco PLC			4,635,657
	217,420		Tullow Oil PLC			4,293,498
						32,963,604
			United States:		1.4%
	14,093	@, L	Core Laboratories NV			1,254,982
	41,369	@	LyondellBasell Industries NV			1,423,094
	94,484	@	Sensata Technologies BV			2,844,913
						5,522,989
			Total Common Stock
			( Cost $ 229,237,485 )			269,041,809

SHORT-TERM INVESTMENTS:				5.9%
			Mutual Funds:		5.5%
	22,050,546		Blackrock Liquidity Funds TempFund Portfolio - Class I			22,050,546

			Total Mutual Funds
			( Cost $ 22,050,546 )			22,050,546

			Securities Lending Collateralcc:		0.4%
	916,258		BNY Mellon Overnight Government Fund (1)			916,258
	901,350	R	BNY Institutional Cash Reserves Fund, Series B (1)(2)			721,080

			Total Securities Lending Collateral
			( Cost $ 1,817,608 )			1,637,338

			Total Short-Term Investments
			( Cost $ 23,868,154 )			23,687,884

			Total Investments in Securities
			( Cost $ 253,105,639 ) *	72.9%		$292,729,693
			Other Assets and Liabilities - Net	27.1		109,026,385
			Net Assets	100.0%		$401,756,078

		@	Non-income producing security
		ADR	American Depositary Receipt
		GDR	Global Depositary Receipt
		#

Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, these securities have been determined to be liquid under the guidelines established by the Funds' Board of Directors/Trustees.

		cc	Securities purchased with cash collateral for securities loaned.
		(1)	Collateral received from brokers for securities lending was invested in these short-term investments.
		(2)

On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Portfolio's position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.

		R	Restricted security
		L	Loaned security, a portion or all of the security is on loan at December 31, 2010.
PORTFOLIO OF INVESTMENTS
ING MFS Total Return Portfolio as of December 31, 2010

	Shares					Value

COMMON STOCK:				59.5%
			Consumer Discretionary:		4.8%
	15,490		Advance Auto Parts, Inc.			$1,024,664
	20,280		Best Buy Co., Inc.			695,401
	171,030		Comcast Corp. — Special Class A			3,559,134
	40,820	@	General Motors Co.			1,504,625
	56,680		Hasbro, Inc.			2,674,162
	69,070		Johnson Controls, Inc.			2,638,474
	79,990	@	Kohl's Corp.			4,346,657
	38,800		McDonald's Corp.			2,978,288
	28,454		Nike, Inc.			2,430,541
	120,040		Omnicom Group			5,497,832
	107,940	@	Pulte Homes, Inc.			811,709
	30,498		Stanley Black & Decker, Inc.			2,039,401
	133,440		Staples, Inc.			3,038,429
	11,340		Starwood Hotels & Resorts Worldwide, Inc.			689,245
	88,800		Target Corp.			5,339,544
	48,520		Time Warner, Inc.			1,560,888
	203,650		Walt Disney Co.			7,638,912
						48,467,906
			Consumer Staples:		7.6%
	35,087		Altria Group, Inc.			863,842
	25,610		Avon Products, Inc.			744,227
	25,710		Clorox Co.			1,626,929
	116,958		CVS Caremark Corp.			4,066,630
	345,842		Diageo PLC			6,407,760
	190,030		General Mills, Inc.			6,763,168
	25,006		Groupe Danone			1,572,306
	30,078		Heineken NV			1,475,227
	25,588		JM Smucker Co.			1,679,852
	45,423		Kellogg Co.			2,320,207
	66,110		Kroger Co.			1,478,220
	175,528		Nestle S.A.			10,283,075
	118,140		PepsiCo, Inc.			7,718,086
	287,920		Philip Morris International, Inc.			16,851,958
	114,894		Procter & Gamble Co.			7,391,131
	32,480		Reynolds American, Inc.			1,059,498
	100,040		Walgreen Co.			3,897,558
						76,199,674
			Energy:		7.7%
	29,320		Anadarko Petroleum Corp.			2,233,011
	110,100		Apache Corp.			13,127,223
	122,827		Chevron Corp.			11,207,964
	42,540		EOG Resources, Inc.			3,888,581
	229,524		ExxonMobil Corp.			16,782,795
	24,600		Halliburton Co.			1,004,418

	89,860		Hess Corp.			6,877,884
	23,620		National Oilwell Varco, Inc.			1,588,445
	32,350	@	Noble Corp.			1,157,160
	36,080		Noble Energy, Inc.			3,105,766
	61,050		Occidental Petroleum Corp.			5,989,005
	28,800		QEP Resources, Inc.			1,045,728
	18,360		Schlumberger Ltd.			1,533,060
	45,210	@	Southwestern Energy Co.			1,692,210
	32,378		Total SA ADR			1,731,575
	33,690	@	Transocean Ltd.			2,341,792
	100,562		Williams Cos., Inc.			2,485,893
						77,792,510
			Financials:		13.8%
	75,910		ACE Ltd.			4,725,398
	34,770		Aflac, Inc.			1,962,071
	61,420		Allstate Corp.			1,958,070
	114,270		AON Corp.			5,257,563
	758,270		Bank of America Corp.			10,115,322
	473,816		Bank of New York Mellon Corp.			14,309,243
	9,248		Blackrock, Inc.			1,762,484
	127,860		Charles Schwab Corp.			2,187,685
	34,690		Chubb Corp.			2,068,912
	17,070		Deutsche Boerse AG			1,179,385
	21,015		Franklin Resources, Inc.			2,337,078
	92,920		Goldman Sachs Group, Inc.			15,625,427
	507,520		JPMorgan Chase & Co.			21,528,986
	196,210		Marshall & Ilsley Corp.			1,357,773
	289,050		Metlife, Inc.			12,845,382
	68,150		PNC Financial Services Group, Inc.			4,138,068
	147,570		Prudential Financial, Inc.			8,663,835
	159,860		State Street Corp.			7,407,912
	128,990		Travelers Cos., Inc.			7,186,033
	364,390		Wells Fargo & Co.			11,292,446
	62,810		Zions Bancorp.			1,521,886
						139,430,959
			Health Care:		6.3%
	180,900		Abbott Laboratories			8,666,919
	19,448		Bayer AG			1,441,629
	61,030		Becton Dickinson & Co.			5,158,256
	37,020		Covidien PLC			1,690,333
	62,528		GlaxoSmithKline PLC			1,212,594
	231,910		Johnson & Johnson			14,343,634
	163,970		Medtronic, Inc.			6,081,647
	37,260		Merck & Co., Inc.			1,342,850
	623,438		Pfizer, Inc.			10,916,399
	23,430		Quest Diagnostics			1,264,517
	9,818		Roche Holding AG - Genusschein			1,439,249
	121,450	@	St. Jude Medical, Inc.			5,191,988
	73,290	@	Thermo Fisher Scientific, Inc.			4,057,334
	16,320	@	Waters Corp.			1,268,227

						64,075,576
			Industrials:		7.3%
	91,780		3M Co.			7,920,614
	22,590		Canadian National Railway Co.			1,501,557
	183,940		Danaher Corp.			8,676,450
	22,520		Dun & Bradstreet Corp.			1,848,667
	46,700		Eaton Corp.			4,740,517
	45,250		Fluor Corp.			2,998,265
	90,100		General Electric Co.			1,647,929
	85,730		Honeywell International, Inc.			4,557,407
	232,100		Lockheed Martin Corp.			16,226,111
	70,840		Northrop Grumman Corp.			4,589,015
	12,140		Precision Castparts Corp.			1,690,009
	11,980		Union Pacific Corp.			1,110,067
	31,390		United Parcel Service, Inc. - Class B			2,278,286
	175,810		United Technologies Corp.			13,839,763
						73,624,657
			Information Technology:		4.9%
	150,470		Accenture PLC			7,296,290
	249,890	@	Cisco Systems, Inc.			5,055,275
	133,549		Hewlett-Packard Co.			5,622,413
	267,470		Intel Corp.			5,624,894
	63,080		International Business Machines Corp.			9,257,621
	16,320		Mastercard, Inc.			3,657,475
	315,958		Oracle Corp.			9,889,485
	16,910		Visa, Inc.			1,190,126
	95,620		Western Union Co.			1,775,663
						49,369,242
			Materials:		2.2%
	77,020		Air Products & Chemicals, Inc.			7,004,969
	39,830		EI Du Pont de Nemours & Co.			1,986,720
	92,730		PPG Industries, Inc.			7,795,811
	43,890		Sherwin-Williams Co.			3,675,788
	23,950		United States Steel Corp.			1,399,159
						21,862,447
			Telecommunication Services:		2.6%
	505,296		AT&T, Inc.			14,845,596
	54,568	L	CenturyTel, Inc.			2,519,405
	3,213,849		Vodafone Group PLC			8,436,800
						25,801,801
			Utilities:		2.3%
	57,960		American Electric Power Co., Inc.			2,085,401
	27,520		CenterPoint Energy, Inc.			432,614
	33,950		Dominion Resources, Inc.			1,450,344
	47,260		Entergy Corp.			3,347,426
	29,316		NextEra Energy, Inc.			1,524,139
	71,390	@	NRG Energy, Inc.			1,394,961
	93,980		Pacific Gas & Electric Co.			4,496,003
	130,520		PPL Corp.			3,435,286
	135,750		Public Service Enterprise Group, Inc.			4,318,208

	23,100		Sempra Energy			1,212,288
						23,696,670
			Total Common Stock
			( Cost $ 488,529,597 )			600,321,442

PREFERRED STOCK:				0.3%
			Consumer Discretionary:		0.2%
	31,600	@	General Motors Co.			1,709,876
						1,709,876
			Energy:		0.1%
	9,190		Apache Corp.			612,284
						612,284
			Utilities:		0.0%
	9,570		PPL Corp.			525,680
						525,680
			Total Preferred Stock
			( Cost $ 2,537,280 )			2,847,840

	Principal Amount					Value

CORPORATE BONDS/NOTES:				9.3%
			Consumer Discretionary:		0.7%
	$1,028,000		COX Communications, Inc., 4.625%, due 06/01/13			$1,100,742
	1,080,000		DirecTV Holdings, LLC, 4.600%, due 02/15/21			1,068,085
	1,329,000		Hearst-Argyle Television, Inc., 7.500%, due 11/15/27			1,011,155
	339,000	L	Limited Brands, Inc., 5.250%, due 11/01/14			352,560
	819,000		News America Holdings, 8.500%, due 02/23/25			1,003,045
	1,029,000		Time Warner Entertainment Co. LP, 8.375%, due 07/15/33			1,302,272
	942,000		Wyndham Worldwide Corp., 6.000%, due 12/01/16			986,964
						6,824,823
			Consumer Staples:		0.7%
	1,090,000	#	Anheuser-Busch InBev Worldwide, Inc., 8.000%, due 11/15/39			1,461,150
	952,000		CVS Caremark Corp., 6.125%, due 08/15/16			1,081,422
	965,000	#	Erac USA Finance Co., 7.000%, due 10/15/37			1,042,399
	1,119,000	#	SABMiller PLC, 5.500%, due 08/15/13			1,215,303
	1,779,000		Wal-Mart Stores, Inc., 5.250%, due 09/01/35			1,796,475
						6,596,749
			Energy:		1.1%
	1,140,000		Anadarko Petroleum Corp., 6.450%, due 09/15/36			1,140,573
	1,024,000		CenterPoint Energy Resources Corp., 7.875%, due 04/01/13			1,158,170
	768,000		Enterprise Products Operating L.P., 6.500%, due 01/31/19			873,421
	250,000		Hess Corp., 8.125%, due 02/15/19			316,334
	659,000		Husky Energy, Inc., 5.900%, due 06/15/14			724,804
	676,000		Husky Energy, Inc., 7.250%, due 12/15/19			804,049
	1,459,000		Kinder Morgan Energy Partners LP, 6.750%, due 03/15/11			1,475,268
	15,000		Kinder Morgan Energy Partners LP, 7.400%, due 03/15/31			16,822
	420,000		Kinder Morgan Energy Partners LP, 7.750%, due 03/15/32			488,733
	1,403,000		Petro-Canada, 6.050%, due 05/15/18			1,596,443
	646,000		Petroleos Mexicanos, 8.000%, due 05/03/19			781,660
	825,285	#	Ras Laffan Liquefied Natural Gas Co., Ltd. II, 5.832%, due 09/30/16			888,266

	778,000		Spectra Energy Capital, LLC, 8.000%, due 10/01/19			949,353
						11,213,896
			Financials:		4.3%
	750,000	#	Achmea Hypotheekbank NV, 3.200%, due 11/03/14			781,021
	892,000		American Express Co., 5.500%, due 09/12/16			981,144
	800,000		Asian Development Bank, 2.750%, due 05/21/14			833,616
	521,000	#, L	Banco Bradesco S.A./Cayman Islands, 6.750%, due 09/29/19			557,470
	617,000		Bank of America Corp., 5.490%, due 03/15/19			602,834
	420,000		Bank of America Corp., 7.375%, due 05/15/14			467,214
	590,000		Bank of America Corp., 7.625%, due 06/01/19			680,426
	558,000	#	BNP Paribas, 7.195%, due 12/31/49			538,470
	365,000		Boston Properties, Inc., 5.000%, due 06/01/15			391,811
	261,000		BP Capital Markets PLC, 4.500%, due 10/01/20			260,880
	1,125,000	#	BPCE S.A., 12.500%, due 08/29/49			1,295,987
	1,268,000		Capital One Financial Corp., 6.150%, due 09/01/16			1,374,409
	1,854,000		Chubb Corp., 6.375%, due 03/29/67			1,942,065
	610,000	#	Commonwealth Bank of Australia, 5.000%, due 10/15/19			639,633
	1,637,000		CommonWealth REIT, 6.250%, due 08/15/16			1,710,025
	353,000	#	Corp. Nacional del Cobre de Chile - CODELCO, 3.750%, due 11/04/20			335,835
	1,230,000		Credit Suisse New York, 5.500%, due 05/01/14			1,349,913
	320,000	#	Crown Castle Towers LLC, 4.883%, due 08/15/20			308,132
	605,000	#	Crown Castle Towers LLC, 6.113%, due 01/15/20			632,312
	837,000	#	DBS Capital Funding Corp., 7.657%, due 03/31/49			849,555
	421,000		General Electric Capital Corp., 5.450%, due 01/15/13			452,962
	1,113,000		Goldman Sachs Group, Inc., 5.625%, due 01/15/17			1,178,432
	650,000		HSBC Bank USA NA, 4.875%, due 08/24/20			647,374
	1,400,000	#	Irish Life & Permanent Group Holdings PLC, 3.600%, due 01/14/13			1,256,416
	1,020,000		JPMorgan Chase & Co., 6.300%, due 04/23/19			1,162,930
	128,000		JPMorgan Chase Bank NA, 7.000%, due 11/01/39			134,445
	490,000		JPMorgan Chase Capital XXII, 6.450%, due 02/02/37			489,618
	64,000		Kimco Realty Corp., 6.000%, due 11/30/12			68,659
	1,400,000		Kreditanstalt fuer Wiederaufbau, 4.875%, due 06/17/19			1,555,098
	990,000		Merrill Lynch & Co., Inc., 6.150%, due 04/25/13			1,062,850
	280,000		MetLife, Inc., 4.750%, due 02/08/21			286,457
	480,000	#	Metropolitan Life Global Funding I, 5.125%, due 04/10/13			517,103
	470,000	#	Metropolitan Life Global Funding I, 5.125%, due 06/10/14			511,645
	927,000		Morgan Stanley, 5.750%, due 10/18/16			989,840
	1,320,000		Morgan Stanley, 6.625%, due 04/01/18			1,433,966
	497,000	#, L	Nordea Bank AB, 5.424%, due 12/29/49			471,486
	932,000		PNC Funding Corp., 5.625%, due 02/01/17			997,532
	220,000		Prudential Financial, Inc., 5.375%, due 06/21/20			230,316
	370,000		Prudential Financial, Inc., 6.625%, due 06/21/40			414,266
	1,960,000	#	Royal Bank of Scotland PLC, 2.625%, due 05/11/12			2,007,042
	400,000	#	Santander US Debt SA Unipersonal, 3.781%, due 10/07/15			376,235
	1,228,000		Simon Property Group LP, 5.875%, due 03/01/17			1,349,741
	1,500,000	#	Svenska Handelsbanken AB, 4.875%, due 06/10/14			1,595,744
	540,000		Toyota Motor Credit Corp., 3.200%, due 06/17/15			558,364
	1,782,000		UBS Preferred Funding Trust V, 6.243%, due 05/29/49			1,728,540
	1,280,000	#	Unicredit Luxembourg Finance S.A., 6.000%, due 10/31/17			1,253,440
	687,000		Wachovia Corp., 5.250%, due 08/01/14			733,278

	314,000	#	WEA Finance, LLC / WT Finance Aust Pty Ltd., 6.750%, due 09/02/19			350,385
	2,157,000	#	Woori Bank, 6.125%, due 05/03/16			2,184,476
	150,000	#	ZFS Finance USA Trust IV, 5.875%, due 05/09/32			146,945
	430,000	#	ZFS Finance USA Trust V, 6.500%, due 05/09/37			421,400
						43,099,737
			Health Care:		0.4%
	980,000		CareFusion Corp., 6.375%, due 08/01/19			1,109,053
	832,000		Hospira, Inc., 6.050%, due 03/30/17			933,335
	460,000		Pfizer, Inc., 7.200%, due 03/15/39			597,318
	1,510,000	#	Roche Holdings, Inc., 6.000%, due 03/01/19			1,758,779
						4,398,485
			Industrials:		0.5%
	873,000	#	Atlas Copco AB, 5.600%, due 05/22/17			941,858
	1,754,000	#	BAE Systems Holdings, Inc., 5.200%, due 08/15/15			1,872,509
	1,283,000		Kennametal, Inc., 7.200%, due 06/15/12			1,353,086
	1,182,000		Tyco Electronics Group S.A., 6.550%, due 10/01/17			1,345,099
						5,512,552
			Information Technology:		0.2%
	1,504,000		Western Union Co., 5.400%, due 11/17/11			1,563,858
						1,563,858
			Materials:		0.2%
	900,000		ArcelorMittal, 5.250%, due 08/05/20			891,417
	512,000		ArcelorMittal, 6.125%, due 06/01/18			546,343
	252,000		Vale Overseas Ltd., 4.625%, due 09/15/20			250,761
	198,000		Vale Overseas Ltd., 6.875%, due 11/10/39			219,766
						1,908,287
			Telecommunication Services:		0.5%
	1,070,000		AT&T, Inc., 6.550%, due 02/15/39			1,168,550
	160,000	#	Qtel International Finance Ltd., 7.875%, due 06/10/19			191,772
	1,230,000		Rogers Communications, Inc., 6.800%, due 08/15/18			1,481,039
	653,000		Telecom Italia Capital S.A., 5.250%, due 11/15/13			680,750
	1,854,000		Verizon New York, Inc., 6.875%, due 04/01/12			1,978,351
						5,500,462
			Utilities:		0.7%
	1,933,761		Bruce Mansfield Unit, 6.850%, due 06/01/34			1,912,165
	902,000	#	EDP Finance BV, 6.000%, due 02/02/18			844,263
	858,000	#	Enel Finance International S.A., 6.250%, due 09/15/17			938,397
	377,000		Midamerican Funding, LLC, 6.927%, due 03/01/29			437,220
	1,319,000		Oncor Electric Delivery Co., 7.000%, due 09/01/22			1,552,594
	765,000		PSEG Power, LLC, 5.320%, due 09/15/16			838,098
	991,000		PSEG Power, LLC, 6.950%, due 06/01/12			1,068,819
						7,591,556
			Total Corporate Bonds/Notes
			( Cost $ 88,856,450 )			94,210,405

U.S. GOVERNMENT AGENCY OBLIGATIONS:				13.2%
			Federal Home Loan Mortgage Corporation##:		4.5%
	879,000		3.808%, due 08/25/20			866,022
	4,851,000	W	4.000%, due 10/15/24-08/15/40			4,884,976
	2,864,057		4.000%, due 11/01/40			2,847,095

	8,549,041		4.500%, due 08/01/18-06/01/39			8,884,576
	9,922,075		5.000%, due 03/01/18-07/01/39			10,468,179
	1,064,000		5.085%, due 03/25/19			1,127,010
	5,875,304		5.500%, due 01/01/19-02/01/37			6,325,436
	6,680,314		6.000%, due 04/01/16-05/01/37			7,317,342
	2,114,652		6.500%, due 05/01/34-02/01/38			2,373,103
						45,093,739
			Federal National Mortgage Association##:		6.7%
	144,516		4.010%, due 08/01/13			151,410
	437,254		4.020%, due 08/01/13			459,287
	3,083,893		4.500%, due 04/01/18-09/01/35			3,224,855
	660,220		4.562%, due 05/01/14			706,246
	360,617		4.630%, due 04/01/14			385,615
	87,551		4.767%, due 04/01/13			91,924
	712,532		4.790%, due 12/01/12			743,347
	387,077		4.841%, due 08/01/14			416,231
	28,931		4.845%, due 06/01/13			30,760
	18,307		4.872%, due 02/01/14			19,487
	370,090		4.880%, due 03/01/20			390,819
	656,854		4.922%, due 04/01/15			713,532
	248,000		4.940%, due 08/01/15			268,969
	12,424,362		5.000%, due 11/01/17-11/01/39			13,154,225
	8,305		5.190%, due 11/01/15			9,054
	345,898		5.370%, due 02/01/13-05/01/18			374,354
	16,200		5.450%, due 04/01/17			17,696
	284,308		5.466%, due 11/01/15			311,637
	24,087,206		5.500%, due 11/01/17-08/01/38			25,990,719
	308,930		5.662%, due 02/01/16			338,763
	195,540		5.724%, due 07/01/16			213,724
	13,463,984		6.000%, due 02/01/17-07/01/37			14,802,717
	5,691		6.243%, due 09/01/11			5,741
	205,526		6.330%, due 03/01/11			207,267
	4,327,275		6.500%, due 06/01/31-07/01/37			4,857,799
	204,738		7.500%, due 02/01/30-02/01/32			235,157
						68,121,335
			Government National Mortgage Association:		2.0%
	2,897,000		4.000%, due 09/20/40			2,914,675
	4,623,196		4.500%, due 07/20/33-06/15/40			4,825,460
	5,686,834		5.000%, due 07/20/33-09/15/39			6,053,101
	3,073,876		5.500%, due 11/15/32-12/15/33			3,340,106
	2,500,844		6.000%, due 09/15/32-04/20/35			2,772,648
						19,905,990
			Other U.S. Agency Obligations:		0.0%
	425,000		Financing Corp., 9.650%, due 11/02/18			612,116
						612,116
			Total U.S. Government Agency Obligations
			( Cost $ 126,402,899 )			133,733,180

U.S. TREASURY OBLIGATIONS:				12.9%
			U.S. Treasury Notes:		12.9%

	19,946,500		1.375%, due 02/15/12-01/15/13			20,219,439
	4,247,000		1.500%, due 12/31/13			4,308,713
	15,042,000		1.875%, due 04/30/14			15,386,326
	1,682,000		2.000%, due 11/30/13			1,731,935
	13,496,000		2.125%, due 05/31/15			13,713,232
	663,000		2.625%, due 02/29/16			680,560
	14,637,300		2.750%, due 10/31/13-02/15/19			14,926,441
	4,105,000		3.125%, due 09/30/13			4,355,471
	3,800,000		3.500%, due 05/31/13			4,052,343
	13,602,000		3.750%, due 11/15/18			14,470,188
	4,501,000		3.875%, due 02/15/13			4,810,093
	6,741,400	L	4.500%, due 08/15/39			6,923,627
	1,164,000		4.500%, due 02/15/36			1,205,286
	485,000		4.750%, due 08/15/17			550,058
	5,949,000		5.000%, due 05/15/37			6,638,715
	1,016,000		5.125%, due 06/30/11-05/15/16			1,165,844
	4,272,000		5.250%, due 02/15/29			4,900,116
	357,000		5.375%, due 02/15/31			416,798
	1,500,000		6.000%, due 02/15/26			1,854,845
	390,000		6.750%, due 08/15/26			517,908
	390,000		8.000%, due 11/15/21			551,667
	4,440,000		8.500%, due 02/15/20			6,353,365
	57,000	L	9.875%, due 11/15/15			78,188

			Total U.S. Treasury Obligations
			( Cost $ 128,319,060 )			129,811,158

ASSET-BACKED SECURITIES:				0.9%
			Home Equity Asset-Backed Securities:		0.1%
	1,109,083	#	Bayview Financial Revolving Mortgage Loan Trust, 1.861%, due 12/28/40			505,631
	817,252		GMAC Mortgage Corp. Loan Trust, 5.805%, due 10/25/36			494,598
	1,204,000		Residential Funding Mortgage Securities II, Inc., 5.320%, due 12/25/35			439,759
						1,439,988
			Other Asset-Backed Securities:		0.8%
	1,134,757	#	Anthracite CDO I Ltd., 0.711%, due 05/24/17			1,100,714
	843,300	#	Capital Trust Re CDO Ltd., 5.160%, due 06/25/35			847,517
	919,000		Countrywide Asset-Backed Certificates, 5.689%, due 10/25/46			619,472
	490,578		Small Business Administration, 4.770%, due 04/01/24			520,666
	726,351		Small Business Administration, 4.990%, due 09/01/24			775,717
	2,510,127		Small Business Administration, 5.110%, due 08/01/25			2,693,209
	790,688		Small Business Administration, 5.180%, due 05/01/24			844,331
	226,376		Structured Asset Securities Corp., 4.670%, due 03/25/35			225,021
						7,626,647
			Total Asset-Backed Securities
			( Cost $ 10,694,906 )			9,066,635

COLLATERALIZED MORTGAGE OBLIGATIONS:				2.3%

	2,000,000		Banc of America Commercial Mortgage, Inc., 5.742%, due 02/10/51			2,133,615
	29,856	#	BlackRock Capital Finance LP, 7.750%, due 09/25/26			25,734

	3,050,000		Citigroup Commercial Mortgage Trust, 5.698%, due 12/10/49			3,265,164
	990,000		Citigroup/Deutsche Bank Commercial Mortgage Trust, 5.322%, due 12/11/49			1,027,700
	1,442,297		Credit Suisse Mortgage Capital Certificates, 5.695%, due 09/15/40			1,483,431
	1,174,460		Crest G-Star, 0.762%, due 11/28/16			1,116,471
	359,641	#	GG1C Funding Corp., 5.129%, due 01/15/14			371,552
	122,000		Greenwich Capital Commercial Funding Corp., 5.475%, due 03/10/39			122,114
	1,180,000		JPMorgan Chase Commercial Mortgage Securities Corp., 4.780%, due 07/15/42			1,194,215
	1,452,000		JPMorgan Chase Commercial Mortgage Securities Corp., 4.948%, due 09/12/37			1,461,067
	1,660,000		JPMorgan Chase Commercial Mortgage Securities Corp., 5.232%, due 05/15/41			1,768,206
	1,000,000		JPMorgan Chase Commercial Mortgage Securities Corp., 5.817%, due 06/15/49			1,047,988
	1,037,000		JPMorgan Chase Commercial Mortgage Securities Corp., 5.872%, due 04/15/45			1,135,460
	789,000		Merrill Lynch Mortgage Trust, 5.826%, due 06/12/50			232,904
	1,442,297		Merrill Lynch/Countrywide Commercial Mortgage Trust, 5.747%, due 06/12/50			1,488,603
	5,202,720	#, ^	Morgan Stanley Capital I, 1.008%, due 11/15/30			136,904
	772,000		RAAC Series, 4.971%, due 09/25/34			783,391
	1,141,296	#	Spirit Master Funding, LLC, 5.050%, due 07/20/23			997,288
	588,728		W3A Funding Corp., 8.090%, due 01/02/17			596,167
	2,400,000		Wachovia Bank Commercial Mortgage Trust, 5.902%, due 02/15/51			2,495,338

			Total Collateralized Mortgage Obligations
			( Cost $ 22,639,570 )			22,883,312

MUNICIPAL BONDS:				0.2%
			Massachusetts:		0.1%
	1,015,000		Massachusetts Health & Educational Facilities Authority, 5.500%, due 07/01/32			1,124,092
						1,124,092
			New Jersey:		0.1%
	900,000		New Jersey State Turnpike Authority, 7.414%, due 01/01/40			992,862
						992,862
			Total Municipal Bonds
			( Cost $ 2,177,743 )			2,116,954

OTHER BONDS:				0.2%
			Foreign Government Bonds:		0.2%
	102,000		Peru Government International Bond, 7.350%, due 07/21/25			124,593
	1,800,000	#	Russian Foreign Bond - Eurobond, 3.625%, due 04/29/15			1,811,340
	611,000	#	Societe Financement de l'Economie Francaise, 3.375%, due 05/05/14			644,020

			Total Other Bonds
			( Cost $ 2,504,880 )			2,579,953

			Total Long-Term Investments
			( Cost $ 872,662,385 )			997,570,879

SHORT-TERM INVESTMENTS:				1.9%
			Commercial Paper:		1.4%
	14,166,000		BNP Paribas, 0.100%, due 01/03/11			14,165,882

			Total Commercial Paper
			( Cost $ 14,165,882 )			14,165,882

	Shares					Value

			Securities Lending Collateralcc:		0.5%
	2,869,426		BNY Mellon Overnight Government Fund (1)			$2,869,427
	2,385,323	R	BNY Institutional Cash Reserves Fund, Series B (1)(2)			1,908,259

			Total Securities Lending Collateral
			( Cost $ 5,254,750 )			4,777,686

			Total Short-Term Investments
			( Cost $ 19,420,632 )			18,943,568

			Total Investments in Securities
			( Cost $ 892,083,017 ) *	100.7%		$1,016,514,447
			Other Assets and Liabilities - Net	(0.7)		(7,458,613)
			Net Assets	100.0%		$1,009,055,834

		@	Non-income producing security
		ADR	American Depositary Receipt
		#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may
			not be resold subject to that rule except to qualified institutional buyers. Unless otherwise
			noted, these securities have been determined to be liquid under the guidelines established
			by the Funds' Board of Directors/Trustees.
		cc	Securities purchased with cash collateral for securities loaned.
		(1)	Collateral received from brokers for securities lending was invested in these short-term investments.
		(2)	On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B)
			to hold certain Lehman Brothers defaulted debt obligations. The Portfolio's position in Series B is
			being fair valued daily. Please see the accompanying Notes to Financial Statements
			for additional details on securities lending.
		##	On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage
			Association and the Federal Home Loan Mortgage Corporation into conservatorship
			and the U.S. Treasury guaranteed the debt issued by those organizations.
		W	Settlement is on a when-issued or delayed-delivery basis.
		R	Restricted security
		L	Loaned security, a portion or all of the security is on loan at December 31, 2010.
		^	Interest only securities represent the right to receive the monthly interest payments
			on an underlying pool of mortgage loans. Principal amount shown represents the
			notional amount on which current interest is calculated. Payments of principal on the
			pool reduce the value of the interest only security.
PORTFOLIO OF INVESTMENTS
ING MFS Utilities Portfolio as of December 31, 2010

	Shares					Value

COMMON STOCK:				92.9%
			Consumer Discretionary:		8.2%
	721,200		Comcast Corp. - Special Class A			$15,008,172
	13,330	@	DIRECTV			532,267
	140,626		Time Warner Cable, Inc.			9,285,535
	668,800		Virgin Media, Inc.			18,218,112
						43,044,086
			Energy:		14.2%
	8,800		Apache Corp.			1,049,224
	825,710		El Paso Corp.			11,361,770
	322,740		EQT Corp.			14,471,662
	39,040		Niska Gas Storage Partners LLC			778,848
	23,800		Occidental Petroleum Corp.			2,334,780
	404,290		QEP Resources, Inc.			14,679,770
	141,960		Southern Union Co.			3,416,977
	36,400	@	Southwestern Energy Co.			1,362,452
	206,430		Spectra Energy Corp.			5,158,686
	8,940	@	Targa Resources Corp.			239,681
	658,981		Williams Cos., Inc.			16,290,010
	80,300		Williams Partners L.P.			3,745,995
						74,889,855
			Industrials:		0.0%
	3,900	@	Enernoc, Inc.			93,249
						93,249
			Telecommunication Services:		23.6%
	69,120		America Movil SA de CV - Series L ADR			3,963,341
	96,700	@	American Tower Corp.			4,993,588
	1,318,700		Bezeq Israeli Telecommunication Corp., Ltd.			4,014,674
	416,760		Cellcom Israel Ltd.			13,623,884
	170,630		CenturyTel, Inc.			7,877,987
	45,300	@	Crown Castle International Corp.			1,985,499
	176,647		France Telecom S.A.			3,696,490
	418,868		Koninklijke KPN NV			6,117,947
	234,765		Mobile Telesystems Finance SA ADR			4,899,546
	146,122		MTN Group Ltd.			2,982,177
	257,600	@	NII Holdings, Inc.			11,504,416
	284,670		Partner Communications ADR			5,784,494
	547,304		Portugal Telecom SGPS S.A.			6,247,516
	793,400		Qwest Communications International, Inc.			6,037,774
	610,570	@	TDC A/S			5,298,699
	3,544,983		Telecom Italia S.p.A. RNC			3,858,334
	164,262	@	Telenet Group Holding NV			6,471,718
	85,700		Tim Participacoes SA ADR			2,925,798
	293,900		Vivo Participacoes S.A. ADR			9,578,201
	2,857,803		Vodafone Group PLC			7,502,129
	147,014		Windstream Corp.			2,049,375

	4,333,500	@	XL Axiata Tbk PT			2,542,450
						123,956,037
			Utilities:		46.9%
	981,880	@	AES Corp.			11,959,298
	273,387		AES Tiete S.A.			3,952,583
	81,300		Alliant Energy Corp.			2,989,401
	296,310		American Electric Power Co., Inc.			10,661,234
	157,010		American Water Works Co., Inc.			3,970,783
	530,690	@	Calpine Corp.			7,079,405
	430,800		CenterPoint Energy, Inc.			6,772,176
	167,638		CEZ A/S			6,999,913
	136,780	@	China Hydroelectric Corp. ADR			1,010,804
	197,100		Cia de Saneamento de Minas Gerais-COPASA			3,407,693
	69,400		Cia Paranaense de Energia			1,735,000
	91,600		Cia Paranaense de Energia ADR			2,305,572
	953,020		CMS Energy Corp.			17,726,170
	270,890		Constellation Energy Group, Inc.			8,297,361
	186,300		DPL, Inc.			4,789,773
	28,200		DTE Energy Co.			1,278,024
	461,273	@	EDP Renovaveis S.A.			2,674,867
	86,120		Eletropaulo Metropolitana Eletricidade de Sao Paulo SA			1,665,851
	259,985		Enagas			5,199,809
	2,891,915		Energias de Portugal S.A.			9,628,933
	107,330		Entergy Corp.			7,602,184
	38,818		Evn AG			647,823
	255,263		Fortum OYJ			7,699,612
	69,800	@	GenOn Energy, Inc.			265,938
	229,600		Iberdrola Renovables			815,994
	793,871		International Power PLC			5,436,737
	1,080,480		National Grid PLC			9,338,843
	243,500		NextEra Energy, Inc.			12,659,565
	199,100		NiSource, Inc.			3,508,142
	202,900		Northeast Utilities			6,468,452
	275,014	@	NRG Energy, Inc.			5,373,774
	155,700		NV Energy, Inc.			2,187,585
	134,900		OGE Energy Corp.			6,143,346
	240,180		Pacific Gas & Electric Co.			11,490,211
	299,610		PPL Corp.			7,885,735
	369,090		Public Service Enterprise Group, Inc.			11,740,753
	296,290		Questar Corp.			5,158,409
	178,589		Red Electrica de Espana			8,418,981
	131,020		Sempra Energy			6,875,930
	454,700		Tractebel Energia S.A.			7,518,985
	8,600		UGI Corp.			271,588
	66,630		Wisconsin Energy Corp.			3,921,842
	65,700		Xcel Energy, Inc.			1,547,235
						247,082,314
			Total Common Stock
			( Cost $ 404,386,526 )			489,065,541

PREFERRED STOCK:				3.6%
			Energy:		1.0%
	4,430		El Paso Corp.			5,211,895
						5,211,895
			Utilities:		2.6%
	39,710		Great Plains Energy, Inc.			2,532,307
	65,190		NextEra Energy, Inc.			3,226,905
	80,000		NextEra Energy, Inc.			3,971,200
	70,930		PPL Corp.			3,896,185
						13,626,597
			Total Preferred Stock
			( Cost $ 18,846,623 )			18,838,492

	Principal Amount					Value

CORPORATE BONDS/NOTES:				1.2%
			Consumer Discretionary:		1.0%
	$3,101,000		Virgin Media, Inc., 6.500%, due 11/15/16			$5,147,660
						5,147,660
			Utilities:		0.2%
	1,275,000	#	GenOn Escrow Corp., 9.875%, due 10/15/20			1,271,813
						1,271,813
			Total Corporate Bonds/Notes
			( Cost $ 4,083,467 )			6,419,473

			Total Long-Term Investments
			( Cost $ 427,316,616 )			514,323,506

SHORT-TERM INVESTMENTS:				1.4%
			Commercial Paper:		1.4%
	7,562,000		HSBC, 0.150%, due 01/03/11			7,561,905

			Total Short-Term Investments
			( Cost $ 7,561,905 )			7,561,905

			Total Investments in Securities
			( Cost $ 434,878,521 ) *	99.1%		$521,885,411
			Other Assets and Liabilities - Net	0.9		4,679,200
			Net Assets	100.0%		$526,564,611

		@	Non-income producing security
		ADR	American Depositary Receipt
		#

Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, these securities have been determined to be liquid under the guidelines established by the Funds' Board of Directors/Trustees.

PORTFOLIO OF INVESTMENTS
ING Morgan Stanley Global Franchise Portfolio as of December 31, 2010

	Shares					Value

COMMON STOCK:				96.5%
			Cayman Islands:		1.4%
	79,236		Herbalife Ltd.			$5,417,365
						5,417,365
			Finland:		2.9%
	205,161		Kone OYJ			11,395,141
						11,395,141
			France:		0.3%
	18,664		Groupe Danone			1,173,539
						1,173,539
			Ireland:		4.3%
	350,785		Accenture PLC			17,009,565
						17,009,565
			Italy:		1.0%
	638,729		Davide Campari-Milano S.p.A.			4,160,738
						4,160,738
			Japan:		3.0%
	441,200		Kao Corp.			11,857,287
						11,857,287
			Netherlands:		1.6%
	505,294		Reed Elsevier NV			6,255,708
						6,255,708
			Sweden:		4.8%
	665,447		Swedish Match AB			19,283,502
						19,283,502
			Switzerland:		9.3%
	472,830		Nestle S.A.			27,700,117
	154,254		Novartis AG			9,080,255
						36,780,372
			United Kingdom:		31.3%
	370,734		Admiral Group PLC			8,768,743
	840,899		British American Tobacco PLC			32,345,993
	485,663		Diageo PLC			8,998,363
	349,419		Experian Group Ltd.			4,352,076
	831,939		Imperial Tobacco Group PLC			25,573,472
	456,469		Reckitt Benckiser PLC			25,112,507
	627,962		Unilever PLC			19,288,553
						124,439,707
			United States:		36.6%
	59,281	L	Brown-Forman Corp.			4,127,143
	665,456		Dr Pepper Snapple Group, Inc.			23,397,433
	360,579		Kellogg Co.			18,418,375
	125,223		Mead Johnson Nutrition Co.			7,795,132
	695,739		Microsoft Corp.			19,425,033
	412,432	L	Moody's Corp.			10,945,945
	303,774		Philip Morris International, Inc.			17,779,892

	280,676		Procter & Gamble Co.			18,055,887
	176,922		Scotts Miracle-Gro Co.			8,982,330
	200,669		Visa, Inc.			14,123,084
	62,707		Weight Watchers International, Inc.			2,350,885
						145,401,139
			Total Common Stock
			( Cost $ 324,905,992 )			383,174,063

SHORT-TERM INVESTMENTS:				1.1%
			Securities Lending Collateralcc:		1.1%
	3,799,332		BNY Mellon Overnight Government Fund (1)			3,799,332
	727,587	R	BNY Institutional Cash Reserves Fund, Series B (1)(2)			582,069

			Total Short-Term Investments
			( Cost $ 4,526,919 )			4,381,401

			Total Investments in Securities
			( Cost $ 329,432,911 ) *	97.6%		$387,555,464
			Other Assets and Liabilities - Net	2.4		9,518,066
			Net Assets	100.0%		$397,073,530

		cc	Securities purchased with cash collateral for securities loaned.
		(1)	Collateral received from brokers for securities lending was invested in these short-term investments.
		(2)	On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B)
			to hold certain Lehman Brothers defaulted debt obligations. The Portfolio's position in Series B is
			being fair valued daily. Please see the accompanying Notes to Financial Statements
			for additional details on securities lending.
		R	Restricted security
		L	Loaned security, a portion or all of the security is on loan at December 31, 2010.
PORTFOLIO OF INVESTMENTS
ING Morgan Stanley Global Tactical Asset Allocation Portfolio as of December 31, 2010

	Shares					Value

COMMON STOCK:				51.4%
			Austria:		0.0%
	258		Erste Bank der Oesterreichischen Sparkassen AG			$12,177
	114		OMV AG			4,751
						16,928
			Belgium:		0.2%
	4,210		Ageas			9,622
	954		Anheuser-Busch InBev NV			54,511
	632		Delhaize Group			46,739
	393		Groupe Bruxelles Lambert S.A.			33,066
	237	@	KBC Groep NV			8,075
	194		Umicore			10,100
						162,113
			Bermuda:		0.3%
	501	@	Marvell Technology Group Ltd.			9,294
	472		SeaDrill Ltd. ADR			16,101
	752		Tyco Electronics Ltd.			26,621
	4,496		Tyco International Ltd.			186,314
						238,330
			Denmark:		0.3%
	1		AP Moller - Maersk A/S - Class A			8,810
	5		AP Moller - Maersk A/S - Class B			45,268
	459		Carlsberg A/S			46,072
	27		Coloplast A/S			3,669
	1,001	@	Danske Bank A/S			25,671
	760		Novo-Nordisk A/S			85,625
	682	@	Vestas Wind Systems A/S			21,599
						236,714
			Finland:		0.2%
	1,151		Fortum OYJ			34,718
	468		Kone OYJ			25,994
	6,220		Nokia OYJ			64,432
	575		Sampo OYJ			15,375
	664		UPM-Kymmene OYJ			11,771
						152,290
			France:		2.1%
	107		Accor S.A.			4,769
	513		Air Liquide			64,953
	4,685	@	Alcatel S.A.			13,706
	809		Alstom			38,776
	115	@	Atos Origin			6,133
	2,988		AXA S.A.			49,737
	959		BNP Paribas			61,075
	196		Bouygues S.A.			8,459
	417		Capgemini S.A.			19,495
	795		Carrefour S.A.			32,780

	182		Christian Dior S.A.			26,032
	365		Cie de Saint-Gobain			18,800
	276		Cie Generale des Etablissements Michelin			19,813
	340		Cie Generale D'Optique Essilor International S.A.			21,907
	785		Credit Agricole S.A.			9,982
	109		Dassault Systemes S.A.			8,229
	107	@	Edenred			2,533
	390		Electricite de France SA			16,016
	3,356		France Telecom S.A.			70,227
	2,594		Gaz de France			93,164
	794		Groupe Danone			49,924
	109		Hermes International			22,855
	540		Lafarge S.A.			33,899
	385		L'Oreal S.A.			42,809
	558		LVMH Moet Hennessy Louis Vuitton S.A.			91,905
	360		Pernod-Ricard S.A.			33,887
	272		PPR			43,306
	455	@	Renault S.A.			26,487
	3,415		Sanofi-Aventis			218,938
	280		Schneider Electric S.A.			41,982
	1,053		Societe Generale			56,659
	194		Sodexho Alliance S.A.			13,387
	429		Suez Environnement S.A.			8,863
	266		Technip S.A.			24,587
	4,417		Total S.A.			235,261
	164		Vallourec			17,243
	991		Veolia Environnement			29,008
	1,003		Vinci S.A.			54,581
	3,330		Vivendi			89,982
						1,722,149
			Germany:		1.8%
	518		Adidas AG			33,695
	843		Allianz AG			100,162
	1,736		BASF AG			138,538
	1,173		Bayer AG			86,951
	569		Bayerische Motoren Werke AG			44,830
	155		Beiersdorf AG			8,601
	92		Celesio AG			2,293
	1,919	@	Commerzbank AG			14,287
	1,445	@	DaimlerChrysler AG			97,776
	2,061		Deutsche Bank AG			107,782
	400		Deutsche Boerse AG			27,636
	4,165		Deutsche Post AG			70,660
	6,566		Deutsche Telekom AG			84,644
	3,315		E.ON AG			101,236
	38		Fresenius AG			3,189
	346		Fresenius Medical Care AG & Co. KGaA			19,893
	482		HeidelbergCement AG			30,252
	232		Henkel KGaA			11,962
	282		Henkel KGaA - Vorzug			17,484

	1,979	@	Infineon Technologies AG			18,447
	366		K+S AG			27,586
	403		Linde AG			60,966
	139		MAN AG			16,556
	100		Merck KGaA			8,006
	288		Muenchener Rueckversicherungs AG			43,619
	624		RWE AG			41,677
	61		Salzgitter AG			4,716
	1,739		SAP AG			88,694
	952		Siemens AG			117,929
	957		ThyssenKrupp AG			39,758
	38		Volkswagen AG			5,390
						1,475,215
			Indonesia:		0.1%
	14,100		Adaro Energy Tbk PT			3,985
	2,500		Astra International Tbk PT			15,109
	16,000		Bank Central Asia Tbk PT			11,345
	3,500		Bank Danamon Indonesia Tbk PT			2,208
	9,000		Bank Mandiri			6,472
	6,500		Bank Rakyat Indonesia			7,561
	18,000		Bumi Resources Tbk PT			6,030
	500		Gudang Garam Tbk PT			2,217
	500		Indo Tambangraya Megah PT			2,812
	2,000		Indocement Tunggal Prakarsa Tbk PT			3,532
	5,500		Indofood Sukses Makmur Tbk PT			2,970
	15,000		Perusahaan Gas Negara PT			7,359
	5,500		Semen Gresik Persero Tbk PT			5,760
	14,500		Telekomunikasi Indonesia Tbk PT			12,794
	2,000		Unilever Indonesia Tbk PT			3,659
	1,500		United Tractors Tbk PT			3,956
						97,769
			Ireland:		0.1%
	551		Accenture PLC			26,718
	469		Covidien PLC			21,415
	1,255		CRH PLC			26,032
	100		Ingersoll-Rand PLC			4,709
						78,874
			Israel:		0.5%
	7,500		Teva Pharmaceutical Industries Ltd. ADR			390,975
						390,975
			Italy:		0.6%
	191		Altantia S.p.A.			3,900
	1,971		Assicurazioni Generali S.p.A.			37,527
	1,466		Banco Popolare Scarl			6,654
	14,131		Enel S.p.A.			70,811
	5,075		ENI S.p.A.			111,231
	1,458		Fiat S.p.A			30,153
	300		Finmeccanica S.p.A.			3,413
	16,216		Intesa Sanpaolo S.p.A.			44,085
	595		Saipem S.p.A.			29,377

	6,603		Snam Rete Gas S.p.A.			32,881
	23,875		Telecom Italia S.p.A.			30,977
	37,185		UniCredito Italiano S.p.A.			77,091
	1,461		Unione di Banche Italiane SCPA			12,819
						490,919
			Japan:		6.8%
	12,000		Amada Co., Ltd.			97,249
	8,000		Asahi Diamond Industrial Co., Ltd.			151,706
	800		Canon, Inc.			41,092
	6,600		Casio Computer Co., Ltd.			52,973
	52,000		Chuo Mitsui Trust Holdings, Inc.			214,808
	12,200		Daibiru Corp.			100,066
	29,000		Daifuku Co., Ltd.			202,261
	28,000	@	Dainippon Screen Manufacturing Co., Ltd.			197,996
	40,000		Daiwa Securities Group, Inc.			205,184
	900		East Japan Railway Co.			58,400
	84,000		Fuji Fire & Marine Insurance Co.			114,208
	6,700		Fuji Machine Manufacturing Co., Ltd.			132,341
	9,000		Fujitsu Ltd.			62,355
	3,500		Fuyo General Lease Co., Ltd.			114,381
	6,000		Hitachi Capital Corp.			92,398
	2,700		Hitachi High-Technologies Corp.			62,912
	23,500		Japan Securities Finance Co., Ltd.			171,615
	3,100		JSR Corp.			57,539
	8,000		Kaneka Corp.			55,273
	45,000		Maeda Corp.			140,934
	14,000		Minebea Co., Ltd.			87,825
	12,500		Mitsubishi Chemical Holdings Corp.			84,436
	2,100		Mitsubishi Corp.			56,599
	11,000		Mitsubishi Estate Co., Ltd.			203,293
	8,000		Mitsui Fudosan Co., Ltd.			158,989
	33,000		Mitsui Mining & Smelting Co., Ltd.			108,534
	17,000		Mitsui OSK Lines Ltd.			115,194
	19,000		NEC Corp.			56,848
	32,000		Nippon Steel Corp.			114,639
	2,400		Nippon Telegraph & Telephone Corp.			109,291
	15,400		Nissan Motor Co., Ltd.			145,682
	2,600		Panasonic Corp.			36,709
	2,000		Ricoh Co., Ltd.			29,162
	9,000		Sekisui Chemical Co., Ltd.			64,389
	12,000		Sekisui House Ltd.			120,918
	12,900		Shin-Etsu Polymer Co., Ltd.			80,387
	1,100		Sony Corp.			39,341
	6,000		Sumitomo Electric Industries Ltd.			82,915
	5,900		Sumitomo Mitsui Financial Group, Inc.			208,902
	71,000		Sumitomo Osaka Cement Co., Ltd.			160,244
	34,000		Sumitomo Trust & Banking Co., Ltd.			212,998
	1,900		Suzuki Motor Corp.			46,643
	140,000		Taiheiyo Cement Corp.			178,660
	14,000		Teijin Ltd.			59,605

	3,400		THK Co., Ltd.			77,768
	2,500		Tokyo Electron Ltd.			157,403
	3,600		Toyota Motor Corp.			141,726
	25,000		Tsubakimoto Chain Co.			132,599
	2,900		Union Tool Co.			83,225
	8,500	@	Yamaha Motor Co., Ltd.			137,936
						5,618,551
			Luxembourg:		0.1%
	1,494		ArcelorMittal			56,857
	926		SES S.A.			22,050
	1,192		Tenaris S.A.			29,233
						108,140
			Netherlands:		1.0%
	1,679	@	Aegon NV			10,278
	617		Akzo Nobel NV			38,388
	717		ASML Holding NV			27,499
	570	@	European Aeronautic Defence and Space Co. NV			13,301
	670		Heineken NV			32,861
	2,893		Koninklijke Ahold NV			38,217
	500		Koninklijke DSM NV			28,502
	1,872		Koninklijke KPN NV			27,342
	1,220		Koninklijke Philips Electronics NV			37,402
	184	@	Randstad Holdings NV			9,724
	474		Reed Elsevier NV			5,868
	6,826		Royal Dutch Shell PLC - Class A			227,909
	6,145		Royal Dutch Shell PLC - Class B			203,489
	1,094		TNT NV			28,932
	3,201		Unilever NV			99,864
	291		Wolters Kluwer NV			6,382
						835,958
			Norway:		0.2%
	1,480		DnB NOR ASA			20,821
	867		Norsk Hydro ASA			6,386
	1,458		Orkla ASA			14,222
	2,613		Statoil ASA			62,237
	2,359		Telenor ASA			38,441
	185		Yara International ASA			10,769
						152,876
			Portugal:		0.0%
	1,794		Energias de Portugal S.A.			5,973
	1,822		Portugal Telecom SGPS S.A.			20,798
						26,771
			Spain:		0.8%
	1,336		Abertis Infraestructuras S.A.			24,119
	249		Acerinox S.A.			4,384
	573		ACS Actividades de Construccion y Servicios S.A.			26,857
	9,501		Banco Bilbao Vizcaya Argentaria S.A.			96,827
	1,911		Banco De Sabadell S.A.			7,533
	1,055		Banco Popular Espanol S.A.			5,440
	17,627		Banco Santander Central Hispano S.A.			187,830

	1,080		Ferrovial SA			10,785
	5,958		Iberdrola S.A.			46,196
	378		Inditex S.A.			28,295
	271		Indra Sistemas S.A.			4,645
	147		Red Electrica de Espana			6,930
	1,873		Repsol YPF S.A.			52,451
	7,920	@	Telefonica S.A.			180,814
						683,106
			Sweden:		0.8%
	2,431		Atlas Copco AB - Class A			61,367
	1,177		Atlas Copco AB - Class B			26,644
	500		Electrolux AB			14,189
	200		Getinge AB			4,187
	1,687		Hennes & Mauritz AB			56,186
	1,657		Investor AB			35,457
	213		Millicom International Cellular S.A.			20,445
	4,394		Nordea Bank AB			47,775
	4,051		Sandvik AB			79,043
	2,104		Skandinaviska Enskilda Banken AB			17,567
	475		Skanska AB			9,417
	1,154		SKF AB - B Shares			32,931
	1,100		Svenska Cellulosa AB - B Shares			17,368
	1,190		Svenska Handelsbanken AB			38,039
	483		Swedish Match AB			13,997
	8,649		Telefonaktiebolaget LM Ericsson			100,232
	4,741		TeliaSonera AB			37,637
	4,245	@	Volvo AB - B Shares			74,779
						687,260
			Switzerland:		2.0%
	4,912	@	ABB Ltd.			109,675
	137	@	Actelion Ltd. - Reg			7,502
	242		Adecco S.A.			15,870
	1,077		Compagnie Financiere Richemont S.A.			63,332
	2,601		Credit Suisse Group			104,755
	20		Givaudan			21,590
	441		Holcim Ltd.			33,372
	595		Julius Baer Group Ltd.			27,860
	234		Kuehne & Nagel International AG			32,556
	6,426		Nestle S.A.			376,459
	130		Nobel Biocare Holding AG			2,452
	3,118		Novartis AG			183,543
	1,042		Roche Holding AG - Genusschein			152,750
	17		SGS S.A.			28,532
	171		Sonova Holding AG - Reg			22,043
	1,320		STMicroelectronics NV			13,727
	9		Straumann Holding AG			2,061
	100		Swatch Group AG - BR			44,587
	331		Swiss Reinsurance			17,757
	95		Swisscom AG			41,761
	176		Syngenta AG			51,592

	169		Synthes, Inc.			22,811
	6,886	@	UBS AG - Reg			113,059
	3,950		Xstrata PLC			93,600
	364		Zurich Financial Services AG			94,264
						1,677,510
			United Kingdom:		4.6%
	544		Amec PLC			9,783
	2,251		Anglo American PLC			117,756
	574		Antofagasta PLC			14,524
	3,830		AstraZeneca PLC			174,550
	704	@	Autonomy Corp. PLC			16,562
	5,912		Aviva PLC			36,340
	9,889		BAE Systems PLC			50,936
	40,913		Barclays PLC			169,089
	5,493		BG Group PLC			111,427
	3,825		BHP Billiton PLC			153,886
	36,097		BP PLC			266,069
	2,960		British American Tobacco PLC			113,859
	2,668		British Sky Broadcasting PLC			30,615
	13,066		BT Group PLC			37,110
	664		Burberry Group PLC			11,670
	2,358	@	Cairn Energy PLC			15,481
	1,771		Capita Group PLC			19,261
	1,002		Carnival PLC			46,605
	7,968		Centrica PLC			41,285
	3,766		Compass Group PLC			34,180
	5,306		Diageo PLC			98,310
	2,400		Experian Group Ltd.			29,892
	1,060		Firstgroup PLC			6,595
	7,127		GlaxoSmithKline PLC			138,213
	3,872		Group 4 Securicor PLC			15,360
	39,075		HSBC Holdings PLC			399,351
	1,502		Imperial Tobacco Group PLC			46,171
	642		Inmarsat PLC			6,752
	1,064		International Power PLC			7,287
	1,965		J Sainsbury PLC			11,544
	622		Johnson Matthey PLC			19,817
	5,474		Kingfisher PLC			22,551
	9,803		Legal & General Group PLC			14,847
	79,824	@	Lloyds TSB Group PLC			82,402
	1,046		Marks & Spencer Group PLC			6,032
	6,376		National Grid PLC			55,109
	355		Next PLC			10,964
	16,326		Old Mutual PLC			31,439
	3,244		Pearson PLC			51,123
	3,609		Prudential PLC			37,704
	120		Randgold Resources Ltd.			9,895
	1,080		Reckitt Benckiser PLC			59,416
	3,004		Reed Elsevier PLC			25,375
	2,454		Rio Tinto PLC			174,924

	6,391	@	Rolls-Royce Group PLC			62,269
	409,024	@	Rolls-Royce Group PLC			638
	14,279		Royal & Sun Alliance Insurance Group			27,916
	18,161	@	Royal Bank of Scotland Group PLC			11,153
	1,520		SABMiller PLC			53,548
	2,054		Sage Group PLC			8,774
	2,750		Scottish & Southern Energy PLC			52,531
	900		Shire PLC			21,701
	1,989		Smith & Nephew PLC			21,002
	1,352		Smiths Group PLC			26,282
	2,922		Standard Chartered PLC			78,881
	4,288		Standard Life PLC			14,482
	17,606		Tesco PLC			116,746
	1,616		Tullow Oil PLC			31,912
	2,784		Unilever PLC			85,514
	139		Vedanta Resources PLC			5,484
	104,407		Vodafone Group PLC			274,083
	4,768		WM Morrison Supermarkets PLC			19,921
	777	@	Wolseley PLC			24,873
	5,736		WPP PLC			70,912
						3,840,683
			United States:		28.9%
	100		3M Co.			8,630
	13,520	S	Abbott Laboratories			647,728
	100		Abercrombie & Fitch Co.			5,763
	551	@, S	Adobe Systems, Inc.			16,960
	100		Advance Auto Parts, Inc.			6,615
	469		Aetna, Inc.			14,309
	3,000		Aflac, Inc.			169,290
	433	@, S	Agilent Technologies, Inc.			17,939
	30		Air Products & Chemicals, Inc.			2,729
	21,711	S	Alcoa, Inc.			334,132
	3,733	S	Allergan, Inc.			256,345
	100		Allstate Corp.			3,188
	601	S	Altera Corp.			21,384
	300		Altria Group, Inc.			7,386
	200	@	Amazon.com, Inc.			36,000
	752	S	American Express Co.			32,276
	501	@, S	American Tower Corp.			25,872
	400		Ameriprise Financial, Inc.			23,020
	1,009	S	AmerisourceBergen Corp.			34,427
	1,226	@, S	Amgen, Inc.			67,307
	301	S	Amphenol Corp.			15,887
	549	S	Anadarko Petroleum Corp.			41,812
	5		Analog Devices, Inc.			188
	100	@, S	Apollo Group, Inc. - Class A			3,949
	752	@, S	Apple, Inc.			242,565
	31,503	S	Applied Materials, Inc.			442,617
	3,125		Automatic Data Processing, Inc.			144,625
	12,551		Avon Products, Inc.			364,732

	549	S	Baker Hughes, Inc.			31,386
	5,461		Bank of America Corp.			72,850
	600		Bank of New York Mellon Corp.			18,120
	1,009		Baxter International, Inc.			51,076
	200		BB&T Corp.			5,258
	361	S	Becton Dickinson & Co.			30,512
	150	@	Bed Bath & Beyond, Inc.			7,373
	96	@	Berkshire Hathaway, Inc.			7,691
	200		Best Buy Co., Inc.			6,858
	361	@	Biogen Idec, Inc.			24,205
	251	@, S	BMC Software, Inc.			11,832
	100		Boeing Co.			6,526
	1,408	@	Boston Scientific Corp.			10,659
	10,535		Bristol-Myers Squibb Co.			278,967
	13,151	S	Broadcom Corp.			572,726
	551		CA, Inc.			13,466
	392	@	Cameron International Corp.			19,886
	351		Capital One Financial Corp.			14,939
	516	@, S	CareFusion Corp.			13,261
	150	@	Carmax, Inc.			4,782
	2,746	S	Caterpillar, Inc.			257,190
	200		CBS Corp. - Class B			3,810
	505	@, S	Celgene Corp.			29,866
	5,968		CenterPoint Energy, Inc.			93,817
	150		CH Robinson Worldwide, Inc.			12,029
	852	S	Charles Schwab Corp.			14,578
	327		Chesapeake Energy Corp.			8,473
	3,985		Chevron Corp.			363,631
	3,902		Chubb Corp.			232,715
	22,311	@, S	Cisco Systems, Inc.			451,352
	12,677	@, S	Citigroup, Inc.			59,962
	200	@, S	Citrix Systems, Inc.			13,682
	4,550	S	Cliffs Natural Resources, Inc.			354,946
	50	S	Clorox Co.			3,164
	50		CME Group, Inc.			16,088
	451	S	Coach, Inc.			24,945
	1,954	S	Coca-Cola Co.			128,515
	301		Coca-Cola Enterprises, Inc.			7,534
	401	@, S	Cognizant Technology Solutions Corp.			29,389
	501		Colgate-Palmolive Co.			40,265
	500		Comcast Corp. - Class A			10,985
	200		Comcast Corp. - Special Class A			4,162
	9,131		ConAgra Foods, Inc.			206,178
	5,340		ConocoPhillips			363,654
	392		Consol Energy, Inc.			19,106
	21,252	S	Corning, Inc.			410,589
	351		Costco Wholesale Corp.			25,346
	72	S	CR Bard, Inc.			6,607
	100	@, S	Cree, Inc.			6,589
	401	@, S	Crown Castle International Corp.			17,576

	7,100		CSX Corp.			458,731
	929	S	CVS Caremark Corp.			32,301
	200		D.R. Horton, Inc.			2,386
	1,503	S	Danaher Corp.			70,897
	381	S	Deere & Co.			31,642
	1,904	@, S	Dell, Inc.			25,799
	327		Devon Energy Corp.			25,673
	952	@	DIRECTV			38,013
	501	S	Discover Financial Services			9,284
	100	@	Dollar General Corp.			3,067
	100	@	Dollar Tree, Inc.			5,608
	155	S	Dow Chemical Co.			5,292
	200		Dr Pepper Snapple Group, Inc.			7,032
	1,152	@, S	eBay, Inc.			32,060
	501	S	Ecolab, Inc.			25,260
	3,678		EI Du Pont de Nemours & Co.			183,459
	1,880		El Paso Corp.			25,869
	469		Eli Lilly & Co.			16,434
	2,205	@, S	EMC Corp.			50,495
	8,200		Emerson Electric Co.			468,794
	313		EOG Resources, Inc.			28,611
	200		Estee Lauder Cos., Inc.			16,140
	12,250		Expedia, Inc.			307,353
	351	S	Expeditors International Washington, Inc.			19,165
	721	@, S	Express Scripts, Inc.			38,970
	3,639		ExxonMobil Corp.			266,084
	100		Family Dollar Stores, Inc.			4,971
	301		FedEx Corp.			27,996
	150	@, S	Fiserv, Inc.			8,784
	401	S	Fluor Corp.			26,570
	29,252	@, S	Ford Motor Co.			491,141
	469	@	Forest Laboratories, Inc.			14,999
	1,550	S	Franklin Resources, Inc.			172,376
	3,701	S	Freeport-McMoRan Copper & Gold, Inc.			444,453
	200	@	GameStop Corp.			4,576
	200		Gap, Inc.			4,428
	11,481		General Electric Co.			209,987
	401		General Mills, Inc.			14,272
	3,798		Genuine Parts Co.			194,989
	100	@	Genworth Financial, Inc.			1,314
	251	@, S	Genzyme Corp.			17,871
	1,298	@, S	Gilead Sciences, Inc.			47,040
	2,700		Goldman Sachs Group, Inc.			454,032
	900	@, S	Google, Inc. - Class A			534,573
	3,475	S	Halliburton Co.			141,884
	100		Hartford Financial Services Group, Inc.			2,649
	2,305	S	Hewlett-Packard Co.			97,041
	200	S	HJ Heinz Co.			9,892
	5,293		Home Depot, Inc.			185,573
	1,353	S	Honeywell International, Inc.			71,925

	361	@, S	Hospira, Inc.			20,104
	3,659		Illinois Tool Works, Inc.			195,391
	3,024		Integrys Energy Group, Inc.			146,694
	28,214	S	Intel Corp.			593,340
	50	@	IntercontinentalExchange, Inc.			5,958
	2,203	S	International Business Machines Corp.			323,312
	351	@, S	Intuit, Inc.			17,304
	72	@	Intuitive Surgical, Inc.			18,558
	182	@	Invesco Ltd.			4,379
	401	S	ITT Corp.			20,896
	2,958	S	Johnson & Johnson			182,952
	5,856	S	Johnson Controls, Inc.			223,699
	6,568		JPMorgan Chase & Co.			278,615
	701	@	Juniper Networks, Inc.			25,881
	401		Kellogg Co.			20,483
	200	@	Kohl's Corp.			10,868
	300		Kraft Foods, Inc.			9,453
	100		Kroger Co.			2,236
	72	@, S	Laboratory Corp. of America Holdings			6,330
	401	@, S	Las Vegas Sands Corp.			18,426
	100		Leggett & Platt, Inc.			2,276
	60	@	Liberty Media Corp. - Starz			3,989
	361	@, S	Life Technologies Corp.			20,036
	200		Limited Brands, Inc.			6,146
	100		Lincoln National Corp.			2,781
	443		Lockheed Martin Corp.			30,970
	100		Loews Corp.			3,891
	852		Lowe's Cos., Inc.			21,368
	327		Marathon Oil Corp.			12,109
	551	S	Marriott International, Inc.			22,889
	100		Marsh & McLennan Cos., Inc.			2,734
	100	S	Mastercard, Inc.			22,411
	100		Mattel, Inc.			2,543
	2,146	S	McDonald's Corp.			164,727
	301	S	McGraw-Hill Cos., Inc.			10,959
	505	S	McKesson Corp.			35,542
	5,957		MeadWestvaco Corp.			155,835
	505	@, S	Medco Health Solutions, Inc.			30,941
	1,731	S	Medtronic, Inc.			64,203
	1,333		Merck & Co., Inc.			48,041
	100		Metlife, Inc.			4,444
	1,152	@, S	Micron Technology, Inc.			9,239
	11,074	S	Microsoft Corp.			309,186
	501	S	Monsanto Co.			34,890
	2,405	@, S	Motorola, Inc.			21,813
	229		Murphy Oil Corp.			17,072
	865	@, S	Mylan Laboratories			18,277
	313	S	National Oilwell Varco, Inc.			21,049
	301	@, S	NetApp, Inc.			16,543
	200		Newell Rubbermaid, Inc.			3,636

	300		News Corp. - Class A			4,368
	501	S	Nike, Inc.			42,795
	5,400		Noble Energy, Inc.			464,832
	100		Nordstrom, Inc.			4,238
	10,139		Norfolk Southern Corp.			636,932
	200	S	Northern Trust Corp.			11,082
	27,251	@, S	Nvidia Corp.			419,665
	376	S	Occidental Petroleum Corp.			36,886
	1,002	S	Omnicom Group			45,892
	3,357	S	Oracle Corp.			105,074
	100	@	O'Reilly Automotive, Inc.			6,042
	551	S	Paccar, Inc.			31,638
	251	S	Paychex, Inc.			7,758
	7,270	S	Peabody Energy Corp.			465,135
	8,753		PepsiCo, Inc.			571,833
	100		Petsmart, Inc.			3,982
	5,079		Pfizer, Inc.			88,933
	10,666		Philip Morris International, Inc.			624,281
	156		Pioneer Natural Resources Co.			13,544
	200		PNC Financial Services Group, Inc.			12,144
	451	S	Praxair, Inc.			43,057
	251	S	Precision Castparts Corp.			34,942
	50	@	Priceline.com, Inc.			19,978
	100		Principal Financial Group, Inc.			3,256
	900		Procter & Gamble Co.			57,897
	300		Progressive Corp.			5,961
	2,700		Prudential Financial, Inc.			158,517
	200	@	Pulte Homes, Inc.			1,504
	1,503	S	Qualcomm, Inc.			74,383
	216	S	Quest Diagnostics			11,658
	156	S	Range Resources Corp.			7,017
	3,893		Raytheon Co.			180,402
	251	S	Rockwell Collins, Inc.			14,623
	100		Ross Stores, Inc.			6,325
	100		Safeway, Inc.			2,249
	100	@, S	Salesforce.com, Inc.			13,200
	251	@, S	Sandisk Corp.			12,515
	100		Sara Lee Corp.			1,751
	1,893		Schlumberger Ltd.			158,066
	7,297		Sealed Air Corp.			185,709
	100		Southwest Airlines Co.			1,298
	470	@, S	Southwestern Energy Co.			17,592
	327		Spectra Energy Corp.			8,172
	721	@, S	St. Jude Medical, Inc.			30,823
	451		Staples, Inc.			10,269
	601	S	Starbucks Corp.			19,310
	7,626	S	State Street Corp.			353,389
	577		Stryker Corp.			30,985
	100		SunTrust Bank			2,951
	752	@	Symantec Corp.			12,588

	100		Sysco Corp.			2,940
	301	S	T. Rowe Price Group, Inc.			19,427
	451		Target Corp.			27,119
	626	S	Texas Instruments, Inc.			20,345
	577	@	Thermo Fisher Scientific, Inc.			31,943
	10,600		Tidewater, Inc.			570,704
	100		Tiffany & Co.			6,227
	68		Time Warner Cable, Inc.			4,490
	5,214		Time Warner, Inc.			167,734
	251		TJX Cos., Inc.			11,142
	100	@	Toll Brothers, Inc.			1,900
	234	@	Transocean Ltd.			16,265
	100		Travelers Cos., Inc.			5,571
	313	@	Ultra Petroleum Corp.			14,952
	551		Union Pacific Corp.			51,056
	727		United Parcel Service, Inc. - Class B			52,766
	100		United Technologies Corp.			7,872
	939		UnitedHealth Group, Inc.			33,907
	100	@	Urban Outfitters, Inc.			3,581
	1,753	S	US Bancorp.			47,278
	327		Valero Energy Corp.			7,560
	5,143		Verizon Communications, Inc.			184,017
	2,044		VF Corp.			176,152
	155		Viacom - Class B			6,140
	401	S	Visa, Inc.			28,222
	651		Walgreen Co.			25,363
	2,806		Wal-Mart Stores, Inc.			151,328
	400		Walt Disney Co.			15,004
	123	S	Waste Management, Inc.			4,535
	7,400	@	Watson Pharmaceuticals, Inc.			382,210
	1,332	@	Weatherford International Ltd.			30,370
	469	@	WellPoint, Inc.			26,667
	1,700		Wells Fargo & Co.			52,683
	13,700	@, S	Western Digital Corp.			464,430
	1,002		Western Union Co.			18,607
	327		Williams Cos., Inc.			8,083
	100		Xerox Corp.			1,152
	701		Xilinx, Inc.			20,315
	1,002	@	Yahoo!, Inc.			16,663
	3,774	S	Yum! Brands, Inc.			185,115
	649	@, S	Zimmer Holdings, Inc.			34,838
						24,044,079
			Total Common Stock
			( Cost $ 39,124,214 )			42,737,210

REAL ESTATE INVESTMENT TRUSTS:				0.4%
			France:		0.1%
	303	@	Unibail			59,993
						59,993
			United Kingdom:		0.0%

	1,799		British Land Co. PLC			14,767
	2,760		Land Securities Group PLC			29,114
						43,881
			United States:		0.3%
	6,143		Plum Creek Timber Co., Inc.			230,055
	100		Prologis			1,444
	242	S	Simon Property Group, Inc.			24,077
						255,576
			Total Real Estate Investment Trusts
			( Cost $ 327,714 )			359,450

EXCHANGE-TRADED FUNDS:				1.0%
			United States:		1.0%
	53,200		Financial Select Sector SPDR Fund			848,540

			Total Exchange-Traded Funds
			( Cost $ 828,117 )			848,540

MUTUAL FUNDS:				7.0%
			United States:		7.0%
	346,471		Morgan Stanley Institutional Fund Trust - Core Plus Fixed Income Portfolio			3,353,835
	52,658		Morgan Stanley Institutional Fund, Inc. - Capital Growth Portfolio			1,276,427
	76,044		Morgan Stanley Institutional Fund, Inc. - Global Franchise Portfolio			1,162,709

			Total Mutual Funds
			( Cost $ 5,198,660 )			5,792,971

PREFERRED STOCK:				0.1%
			Germany:		0.1%
	258		Fresenius AG			22,104
	69		Porsche AG			5,511
	300		Volkswagen AG			48,777

			Total Preferred Stock
			( Cost $ 50,202 )			76,392

WARRANTS:				0.0%
			Italy:		0.0%
	960		Unione di Banche Italiane SCPA			4

			Total Warrants
			( Cost $ 6 )			4

	Principal Amount					Value

U.S. GOVERNMENT AGENCY OBLIGATIONS:				3.4%
			Federal Home Loan Mortgage Corporation##:		1.6%
	$1,240,000	S	5.500%, due 08/20/12			$1,339,018
						1,339,018
			Federal National Mortgage Association##:		1.8%

	1,415,000	S	4.875%, due 05/18/12			1,499,920
						1,499,920
			Total U.S. Government Agency Obligations
			( Cost $ 2,740,982 )			2,838,938

U.S. TREASURY OBLIGATIONS:				2.8%
			U.S. Treasury Notes:		2.8%
	2,125,000	S	4.000%, due 08/15/18			2,303,135

			Total U.S. Treasury Obligations
			( Cost $ 2,150,224 )			2,303,135

			Total Investments in Securities
			( Cost $ 50,420,119 ) *	66.1%		$54,956,640
			Other Assets and Liabilities - Net	33.9		28,156,263
			Net Assets	100.0%		$83,112,903

		@	Non-income producing security
		S

All or a portion of this security has been identified by the Fund to cover future collateral requirements for applicable futures, options, swaps, foreign currency contracts and/or when-issued or delayed-delivery securities.

		ADR	American Depositary Receipt
		##

On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship and the U.S. Treasury guaranteed the debt issued by those organizations.

PORTFOLIO OF INVESTMENTS
ING Oppenheimer Active Allocation Portfolio as of December 31, 2010

	Shares					Value

EXCHANGE-TRADED FUNDS:				0.9%
			Exchange-Traded Funds:		0.9%
	5,307		iShares Barclays TIPS Bond Fund			$570,609

			Total Exchange-Traded Funds
			( Cost $ 564,333 )			570,609

MUTUAL FUNDS:				97.3%
			Open-End Funds:		97.3%
	234,054	@	Oppenheimer Capital Appreciation Fund/VA			9,444,073
	659,562		Oppenheimer Commodity Strategy Total Return Fund			2,420,592
	706,159	@	Oppenheimer Core Bond Fund/VA			5,458,606
	106,506		Oppenheimer Developing Markets Fund			3,841,689
	20,690		Oppenheimer Gold & Special Minerals Fund			1,029,137
	959,047	@	Oppenheimer High Income Fund/VA			2,042,769
	387,592		Oppenheimer International Bond Fund			2,542,603
	253,382		Oppenheimer International Growth Fund			7,069,364
	61,414		Oppenheimer International Small Company Fund			1,503,415
	375,615		Oppenheimer Limited-Term Government Fund			3,530,784
	172,937	@	Oppenheimer Main Street Small Cap Fund®/VA			3,054,067
	72,872	@	Oppenheimer Master Loan Fund			844,851
	227,309		Oppenheimer Quest International Value Fund			3,764,234
	37,285		Oppenheimer Real Estate Fund			704,685
	553,321		Oppenheimer Value Fund			12,305,867

			Total Mutual Funds
			( Cost $ 51,000,879 )			59,556,736

			Total Long-Term Investments
			( Cost $ 51,565,212 )			60,127,345

SHORT-TERM INVESTMENTS:				1.3%
			Mutual Funds:		1.3%
	807,012		Oppenheimer Institutional Money Market Fund			807,012

			Total Short-Term Investments
			( Cost $ 807,012 )			807,012

			Total Investments in Securities
			( Cost $ 52,372,224 ) *	99.5%		$60,934,357
			Other Assets and Liabilities - Net	0.5		288,036
			Net Assets	100.0%		$61,222,393

		@	Non-income producing security
PORTFOLIO OF INVESTMENTS
ING PIMCO High Yield Portfolio as of December 31, 2010

	Principal Amount					Value

CORPORATE BONDS/NOTES:				90.1%
			Consumer Discretionary:		13.9%
	$2,325,000	#	Affinion Group, Inc., 7.875%, due 12/15/18			$2,278,500
	300,000	S	Albertson's, Inc., 6.570%, due 02/23/28			220,125
	1,750,000	S	Albertson's, Inc., 7.750%, due 06/15/26			1,356,250
	1,500,000	#, S	Allison Transmission, Inc., 11.000%, due 11/01/15			1,642,500
	600,000	#	American Achievement Corp., 10.875%, due 04/15/16			616,500
	750,000	#, S	American Tire Distributors, Inc., 9.750%, due 06/01/17			813,750
	2,350,000	S	AmeriGas Partners LP, 7.125%, due 05/20/16			2,444,000
	500,000	S	AmeriGas Partners LP, 7.250%, due 05/20/15			516,250
	2,250,000	L	Caesars Entertainment Operating Co., Inc., 10.000%, due 12/15/18			2,064,375
	2,250,000	S	Caesars Entertainment Operating Co., Inc., 11.250%, due 06/01/17			2,542,500
	4,250,000	S	Clear Channel Worldwide Holdings, Inc., 9.250%, due 12/15/17			4,663,750
	2,000,000	#, S	Cooper-Standard Automotive, Inc., 8.500%, due 05/01/18			2,130,000
	3,250,000	S	CSC Holdings, Inc., 7.625%, due 07/15/18			3,542,500
	3,000,000	S	CSC Holdings, Inc., 7.875%, due 02/15/18			3,352,500
	500,000	S	CSC Holdings, Inc., 8.500%, due 06/15/15			545,000
	4,550,000	S	CSC Holdings, Inc., 8.625%, due 02/15/19			5,164,250
	1,500,000	S	DISH DBS Corp., 6.625%, due 10/01/14			1,560,000
	7,150,000	S	DISH DBS Corp., 7.125%, due 02/01/16			7,418,125
	2,400,000	S	DISH DBS Corp., 7.875%, due 09/01/19			2,520,000
	2,300,000	#	Dunkin Finance Corp., 9.625%, due 12/01/18			2,334,500
	2,000,000	S	Easton-Bell Sports, Inc., 9.750%, due 12/01/16			2,205,000
	2,000,000	#, S	Entravision Communications Corp., 8.750%, due 08/01/17			2,120,000
	226,977		Ford Motor Co., 3.020%, due 11/29/13			226,377
	1,179,102		Ford Motor Co., 3.040%, due 11/29/13			1,175,987
	1,750,000	S	Goodyear Tire & Rubber Co., 8.250%, due 08/15/20			1,820,000
	806,853		Harrah's Operating Co., Inc., 3.290%, due 01/28/15			730,643
	750,000	#, S	Inergy L.P./Inergy Finance Corp., 7.000%, due 10/01/18			759,375
	750,000	#, S	inVentiv Health, Inc., 10.000%, due 08/15/18			753,750
	1,100,000		Jarden Corp., 6.125%, due 11/15/22			1,054,625
	1,000,000	S	Jarden Corp., 7.500%, due 01/15/20			1,047,500
	1,000,000	S	Jarden Corp., 8.000%, due 05/01/16			1,093,750
	2,000,000	S	Lamar Media Corp., 7.875%, due 04/15/18			2,135,000
	1,500,000	S	Las Vegas Sands Corp., 6.375%, due 02/15/15			1,539,375
	550,000	S	Lear Corp., 7.875%, due 03/15/18			591,250
	325,000	S	Limited Brands, Inc., 7.000%, due 05/01/20			344,500
	1,000,000	S	LIN Television Corp., 6.500%, due 05/15/13			1,005,000
	1,000,000	S	LIN Television Corp., 8.375%, due 04/15/18			1,065,000
	300,000	#, L	Marina District Finance Co., Inc., 9.500%, due 10/15/15			296,250
	750,000	#, L, S	Marina District Finance Co., Inc., 9.875%, due 08/15/18			742,500
	775,000	S	McClatchy Co., 11.500%, due 02/15/17			874,781
	1,000,000	#, S	McJunkin Red Man Corp., 9.500%, due 12/15/16			950,000
	500,000	#, S	MGM Resorts International, 9.000%, due 03/15/20			552,500
	2,000,000	#, L	MGM Resorts International, 10.000%, due 11/01/16			2,060,000
	1,900,000	S	MGM Resorts International, 10.375%, due 05/15/14			2,142,250

	1,775,000	S	MGM Resorts International, 11.125%, due 11/15/17			2,050,125
	1,750,000	#, S	Michaels Stores, Inc., 7.750%, due 11/01/18			1,754,375
	1,800,000	S	New Albertsons, Inc., 7.450%, due 08/01/29			1,359,000
	3,000,000	#, S	Nielsen Finance LLC/Nielsen Finance Co., 7.750%, due 10/15/18			3,120,000
	2,000,000	S	Nielsen Finance LLC/Nielsen Finance Co., 11.500%, due 05/01/16			2,320,000
	1,275,000	S	NPC International, Inc., 9.500%, due 05/01/14			1,310,063
	200,000	S	Oshkosh Corp., 8.250%, due 03/01/17			218,500
	200,000	S	Oshkosh Corp., 8.500%, due 03/01/20			220,500
	1,250,000	#	Petco Animal Supplies, Inc., 9.250%, due 12/01/18			1,323,438
	1,500,000	S	Phillips-Van Heusen Corp., 7.375%, due 05/15/20			1,601,250
	1,150,000	#	Prestige Brands, Inc., 8.250%, due 04/01/18			1,196,000
	5,975,000	S	Quebecor Media, Inc., 7.750%, due 03/15/16			6,199,063
	700,000	#, S	QVC, Inc., 7.125%, due 04/15/17			736,750
	1,500,000	#, S	QVC, Inc., 7.375%, due 10/15/20			1,578,750
	1,500,000	#, S	QVC, Inc., 7.500%, due 10/01/19			1,586,250
	2,000,000	S	Regal Entertainment Group, 9.125%, due 08/15/18			2,140,000
	1,250,000	#	Rent-A-Center, Inc., 6.625%, due 11/15/20			1,250,000
	1,000,000	#, S	Roadhouse Financing, Inc., 10.750%, due 10/15/17			1,085,000
	1,000,000	S	Sally Holdings, LLC, 9.250%, due 11/15/14			1,055,000
	500,000	S	Sally Holdings, LLC, 10.500%, due 11/15/16			553,750
	750,000	#, S	Scientific Games Corp., 8.125%, due 09/15/18			759,375
	425,000	#	Seminole Indian Tribe of Florida, 7.750%, due 10/01/17			440,938
	675,000	#	Seneca Gaming Corp., 8.250%, due 12/01/18			680,063
	300,000	S	Suburban Propane Partners L.P./Suburban Energy Finance Corp., 7.375%, due 03/15/20			321,750
	750,000	#, S	Tenneco, Inc., 7.750%, due 08/15/18			798,750
	550,000	S	Tenneco, Inc., 8.125%, due 11/15/15			585,750
	1,750,000	S	Travelport LLC, 9.875%, due 09/01/14			1,712,813
	250,000		Travelport LLC / Travelport, Inc., 9.000%, due 03/01/16			243,438
	1,650,000	L, S	Travelport, LLC, 11.875%, due 09/01/16			1,629,375
	50,000	#, S	TRW Automotive, Inc., 7.000%, due 03/15/14			53,750
	4,780,000	#, S	TRW Automotive, Inc., 7.250%, due 03/15/17			5,174,350
	1,150,000	S	Universal City Development Partners Ltd. / UCDP Finance, Inc., 8.875%, due 11/15/15			1,227,625
	2,000,000	#, S	Univision Communications, Inc., 7.875%, due 11/01/20			2,110,000
	2,000,000	#, S	Visant Corp., 10.000%, due 10/01/17			2,130,000
	1,500,000	S	WMG Acquisition Corp., 9.500%, due 06/15/16			1,616,250
	1,200,000		Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp., 7.750%, due 08/15/20			1,305,000
						128,457,829
			Consumer Staples:		3.1%
	1,500,000	S	Alliance One International, Inc., 10.000%, due 07/15/16			1,545,000
	1,100,000	S	American Stores Co., 8.000%, due 06/01/26			946,000
	1,200,000	S	Aramark Services, Inc., 8.500%, due 02/01/15			1,260,000
	1,500,000	#	Bumble Bee Acquisition Corp., 9.000%, due 12/15/17			1,567,500
	1,750,000	&, S	Catalent Pharma Solutions, Inc., 9.500%, due 04/15/15			1,776,250
	2,000,000	S	Central Garden and Pet Co., 8.250%, due 03/01/18			2,035,000
	1,000,000	S	Constellation Brands, Inc., 7.250%, due 05/15/17			1,063,750
	1,000,000	S	Cott Beverages, Inc., 8.125%, due 09/01/18			1,082,500
	750,000	#	Darling International, Inc., 8.500%, due 12/15/18			785,625
	1,750,000	S	Diversey, Inc., 8.250%, due 11/15/19			1,907,500
	1,500,000	#	Hertz Corp., 7.375%, due 01/15/21			1,522,500
	1,050,000	#, S	Live Nation Entertainment, Inc., 8.125%, due 05/15/18			1,068,375

	2,500,000	#, S	Michael Foods, Inc., 9.750%, due 07/15/18			2,743,750
	2,000,000	#, S	NBTY, Inc., 9.000%, due 10/01/18			2,145,000
	1,250,000	#	Pilgrim's Pride Corp., 7.875%, due 12/15/18			1,250,000
	750,000	#	Simmons Foods, Inc., 10.500%, due 11/01/17			804,375
	2,000,000	S	Smithfield Foods, Inc., 7.750%, due 07/01/17			2,090,000
	2,000,000	#, S	Spectrum Brands Holdings, Inc., 9.500%, due 06/15/18			2,200,000
	1,000,000	S	TreeHouse Foods, Inc., 7.750%, due 03/01/18			1,086,250
						28,879,375
			Energy:		9.3%
	500,000	S	Anadarko Petroleum Corp., 6.200%, due 03/15/40			489,711
	1,500,000	S	Anadarko Petroleum Corp., 6.450%, due 09/15/36			1,500,755
	500,000	S	Arch Coal, Inc., 7.250%, due 10/01/20			530,000
	1,125,000		Berry Petroleum Co., 6.750%, due 11/01/20			1,133,438
	2,250,000		Chesapeake Energy Corp., 2.250%, due 12/15/38			1,763,438
	500,000		Chesapeake Energy Corp., 6.625%, due 08/15/20			495,000
	1,425,000	S	Chesapeake Energy Corp., 7.250%, due 12/15/18			1,482,000
	4,275,000	S	Chesapeake Energy Corp., 9.500%, due 02/15/15			4,841,438
	2,825,000	S	Cie Generale de Geophysique-Veritas, 7.500%, due 05/15/15			2,888,563
	710,000	S	Cie Generale de Geophysique-Veritas, 7.750%, due 05/15/17			731,300
	100,000	S	Cie Generale de Geophysique-Veritas, 9.500%, due 05/15/16			109,500
	276,000	#, S	Coffeyville Resources LLC / Coffeyville Finance, Inc., 9.000%, due 04/01/15			296,700
	1,000,000	S	Colorado Interstate Gas Co., 6.850%, due 06/15/37			1,023,289
	3,000,000	#, S	Consol Energy, Inc., 8.000%, due 04/01/17			3,210,000
	1,750,000	#, S	Consol Energy, Inc., 8.250%, due 04/01/20			1,898,750
	1,500,000	#, S	Continental Resources, Inc., 7.125%, due 04/01/21			1,582,500
	275,000		Continental Resources, Inc., 7.375%, due 10/01/20			292,875
	50,000	S	Continental Resources, Inc., 8.250%, due 10/01/19			55,750
	1,500,000	S	Denbury Resources, Inc., 8.250%, due 02/15/20			1,635,000
	1,000,000	S	Denbury Resources, Inc., 9.750%, due 03/01/16			1,120,000
	150,000	S	El Paso Corp., 8.050%, due 10/15/30			152,939
	500,000	S	El Paso Natural Gas Co., 5.950%, due 04/15/17			538,819
	625,000	S	El Paso Pipeline Partners Operating Co. LLC, 6.500%, due 04/01/20			658,869
	1,850,000	S	Energy Transfer Equity L.P., 7.500%, due 10/15/20			1,914,750
	300,000	S	Enterprise Products Operating L.P., 7.034%, due 01/15/68			311,680
	4,500,000	S	Enterprise Products Operating L.P., 8.375%, due 08/01/66			4,837,262
	1,250,000	#	Expro Finance Luxembourg SCA, 8.500%, due 12/15/16			1,200,000
	750,000	S	Forest Oil Corp., 7.250%, due 06/15/19			765,000
	1,500,000	S	Forest Oil Corp., 8.500%, due 02/15/14			1,646,250
	600,000	#	Frac Tech Services LLC / Frac Tech Finance, Inc., 7.125%, due 11/15/18			610,500
	1,000,000	#, S	Harvest Operations Corp., 6.875%, due 10/01/17			1,035,000
	6,725,000	S	Kinder Morgan Finance Co. ULC, 5.700%, due 01/05/16			6,842,688
	500,000	#, S	Linn Energy LLC/Linn Energy Finance Corp., 7.750%, due 02/01/21			515,000
	2,050,000	#, S	Linn Energy LLC/Linn Energy Finance Corp., 8.625%, due 04/15/20			2,219,125
	600,000		MarkWest Energy Partners L.P. / MarkWest Energy Finance Corp., 6.750%, due 11/01/20			603,000
	850,000	S	Newfield Exploration Co., 6.625%, due 04/15/16			877,625
	1,050,000	S	Newfield Exploration Co., 6.875%, due 02/01/20			1,110,375
	2,250,000	S	Newfield Exploration Co., 7.125%, due 05/15/18			2,379,375
	2,000,000	#, S	NFR Energy LLC/NFR Energy Finance Corp., 9.750%, due 02/15/17			1,985,000
	1,730,000	S	OPTI Canada, Inc., 8.250%, due 12/15/14			1,241,275
	500,000	S	Peabody Energy Corp., 6.500%, due 09/15/20			536,250

	2,500,000		Petrohawk Energy Corp., 7.250%, due 08/15/18			2,537,500
	1,500,000	S	PetroHawk Energy Corp., 10.500%, due 08/01/14			1,717,500
	1,000,000	S	Plains Exploration & Production Co., 7.000%, due 03/15/17			1,032,500
	1,750,000	S	Plains Exploration & Production Co., 7.625%, due 04/01/20			1,852,813
	50,000	S	Plains Exploration & Production Co., 7.750%, due 06/15/15			52,375
	750,000	#	Precision Drilling Corp., 6.625%, due 11/15/20			765,000
	750,000	S	QEP Resources, Inc., 6.875%, due 03/01/21			791,250
	2,200,000	S	Quicksilver Resources, Inc., 11.750%, due 01/01/16			2,574,000
	1,000,000	S	Range Resources Corp., 6.750%, due 08/01/20			1,036,250
	1,475,000		Regency Energy Partners L.P. / Regency Energy Finance Corp., 6.875%, due 12/01/18			1,500,813
	1,000,000	S	Roseton/Danskammer, 7.670%, due 11/08/16			940,000
	4,300,000	&, S	SandRidge Energy, Inc., 8.625%, due 04/01/15			4,423,625
	5,260,000	±, R, X	SemGroup Corp. Escrow			-0
	4,000,000	S	Sonat, Inc., 7.000%, due 02/01/18			4,211,672
	1,250,000	#, S	Targa Resources Partners L.P. / Targa Resources Partners Finance Corp., 7.875%, due 10/15/18			1,318,750
	450,000	#, S	Thermon Industries, Inc., 9.500%, due 05/01/17			481,500
	1,000,000	S	Transocean, Inc., 6.500%, due 11/15/20			1,063,660
	600,000	S	Whiting Petroleum Corp., 6.500%, due 10/01/18			609,000
						85,968,997
			Financials:		21.6%
	3,438,190	S	AES Ironwood, LLC, 8.857%, due 11/30/25			3,438,190
	744,089	S	AES Red Oak, LLC, 8.540%, due 11/30/19			744,089
	500,000	S	AES Red Oak, LLC, 9.200%, due 11/30/29			491,250
	2,000,000	S	Ally Financial, Inc., 6.625%, due 05/15/12			2,085,000
	2,500,000	S	Ally Financial, Inc., 7.500%, due 12/31/13			2,706,250
	1,500,000	#, S	Ally Financial, Inc., 7.500%, due 09/15/20			1,580,625
	4,000,000	S	Ally Financial, Inc., 8.000%, due 11/01/31			4,289,976
	2,500,000		Ally Financial, Inc., 8.300%, due 02/12/15			2,756,250
	1,000,000	L	American General Finance Corp., 4.875%, due 07/15/12			946,250
	700,000	S	American General Finance Corp., 6.900%, due 12/15/17			568,750
	1,750,000		American General Finance Corp., 7.250%, due 04/08/15			1,776,798
	325,000	S	American International Group, Inc., 0.399%, due 10/18/11			322,500
	575,000	S	American International Group, Inc., 5.450%, due 05/18/17			583,823
	3,425,000	S	American International Group, Inc., 5.850%, due 01/16/18			3,541,803
	4,000,000	S	American International Group, Inc., 8.175%, due 05/15/58			4,289,236
	5,725,000	S	American International Group, Inc., 8.250%, due 08/15/18			6,614,665
GBP	1,000,000	L	American International Group, Inc., 8.625%, due 05/22/38			1,543,499
	$500,000	S	BAC Capital Trust VI, 5.625%, due 03/08/35			424,663
	2,750,000		BAC Capital Trust VII, 5.250%, due 08/10/35			2,915,497
	200,000	S	Bank of America Corp., 8.125%, due 12/29/49			201,810
	450,000	#, S	Barclays Bank PLC, 7.434%, due 09/29/49			444,375
GBP	2,000,000		Barclays Bank PLC, 14.000%, due 11/29/49			3,757,406
	$1,250,000	#, S	Brickman Group Holdings, Inc., 9.125%, due 11/01/18			1,271,875
	1,125,000	S	Capital One Capital VI, 8.875%, due 05/15/40			1,179,844
	1,000,000	#, S	Celanese US Holdings LLC, 6.625%, due 10/15/18			1,035,000
	248,682		CIT Group, Inc., 6.250%, due 07/27/15			254,018
	746,021		CIT Group, Inc., 6.250%, due 08/11/15			762,028
	781,754	S	CIT Group, Inc., 7.000%, due 05/01/13			799,343
	3,297,632	S	CIT Group, Inc., 7.000%, due 05/01/14			3,338,852
	6,249,632	S	CIT Group, Inc., 7.000%, due 05/01/15			6,280,880

	5,000,387	S	CIT Group, Inc., 7.000%, due 05/01/16			5,031,639
	2,611,142	S	CIT Group, Inc., 7.000%, due 05/01/17			2,624,198
	925,000	S	Citigroup Capital XXI, 8.300%, due 12/21/57			966,625
EUR	1,750,000	#	Conti-Gummi Finance B.V., 7.125%, due 10/15/18			2,399,927
EUR	500,000	#	Conti-Gummi Finance B.V., 7.500%, due 09/15/17			696,043
EUR	375,000	#	Conti-Gummi Finance B.V., 8.500%, due 07/15/15			547,469
	$4,000,000	#, S	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands, 11.000%, due 12/29/49			5,185,212
	1,150,000	L	Credit Agricole S.A., 9.750%, due 06/29/49			1,216,125
	2,525,000	#, S	El Paso Performance-Linked Trust, 7.750%, due 07/15/11			2,597,412
	1,196,000	#, S	Fibria Overseas Finance Ltd., 7.500%, due 05/04/20			1,261,780
	2,707,930		Ford Motor Credit Co., LLC, 3.020%, due 12/15/13			2,700,776
	2,800,000	S	Ford Motor Credit Co., LLC, 3.039%, due 01/13/12			2,828,140
	2,000,000	S	Ford Motor Credit Co., LLC, 5.625%, due 09/15/15			2,073,088
	2,000,000	S	Ford Motor Credit Co., LLC, 6.625%, due 08/15/17			2,104,792
	800,000	S	Ford Motor Credit Co., LLC, 7.000%, due 10/01/13			858,215
	4,475,000	S	Ford Motor Credit Co., LLC, 8.000%, due 06/01/14			4,933,831
	9,325,000	S	Ford Motor Credit Co., LLC, 8.000%, due 12/15/16			10,432,763
	1,000,000	S	Ford Motor Credit Co., LLC, 8.125%, due 01/15/20			1,165,329
	1,000,000	S	Ford Motor Credit Co., LLC, 8.700%, due 10/01/14			1,127,065
	1,000,000	S	Ford Motor Credit Co., LLC, 9.875%, due 08/10/11			1,041,092
	1,600,000	S	Ford Motor Credit Co., LLC, 12.000%, due 05/15/15			2,014,480
	1,375,000	#, S	Fresenius US Finance II, Inc., 9.000%, due 07/15/15			1,581,250
EUR	1,500,000		GMAC International Finance BV, 7.500%, due 04/21/15			2,084,642
EUR	1,000,000		HBOS PLC, 1.189%, due 03/29/16			1,158,379
	$1,250,000	#	Hexion US Finance Corp. / Hexion Nova Scotia Finance ULC, 9.000%, due 11/15/20			1,325,000
	2,500,000	#, S	Host Hotels & Resorts, Inc., 6.000%, due 11/01/20			2,475,000
	700,000	S	International Lease Finance Corp., 5.450%, due 03/24/11			705,250
	1,000,000	S	International Lease Finance Corp., 5.875%, due 05/01/13			1,016,250
	1,250,000	#, S	International Lease Finance Corp., 6.750%, due 09/01/16			1,340,625
	2,250,000	#, S	International Lease Finance Corp., 7.125%, due 09/01/18			2,401,875
	1,500,000		International Lease Finance Corp., 8.250%, due 12/15/20			1,546,875
	2,000,000	#, S	International Lease Finance Corp., 8.625%, due 09/15/15			2,155,000
	2,300,000	#, S	International Lease Finance Corp., 8.750%, due 03/15/17			2,472,500
EUR	800,000		Intesa Sanpaolo S.p.A., 8.047%, due 06/29/49			1,004,904
EUR	1,150,000		LBG Capital No.1 PLC, 6.439%, due 05/23/20			1,244,772
GBP	550,000		LBG Capital No.1 PLC, 7.869%, due 08/25/20			754,599
	$3,350,000	L	LBG Capital No.1 PLC, 7.875%, due 11/01/20			3,065,250
	500,000	#	LBG Capital No.1 PLC, 8.000%, due 12/29/49			440,000
	3,050,000	#, S	LBI Escrow Corp., 8.000%, due 11/01/17			3,381,688
	2,750,000	±	Lehman Brothers Holdings, Inc., 6.750%, due 12/28/17			1,513
	1,550,000	±	Lehman Brothers Holdings, Inc., 7.500%, due 05/11/38			853
	499,200	#, ±	Lehman Brothers Holdings, Inc., 8.160%, due 05/30/09			64,305
	2,000,000	#, S	Metlife Capital Trust IV, 7.875%, due 12/15/37			2,125,000
	1,100,000	S	MUFG Capital Finance 1 Ltd., 6.346%, due 12/31/49			1,109,738
	400,000		Nara Cable Funding, 8.875%, due 12/01/18			509,134
	2,800,000	#, S	NSG Holdings, LLC, 7.750%, due 12/15/25			2,618,000
	1,250,000	#, S	OXEA Finance, 9.500%, due 07/15/17			1,360,938
	1,000,000		OXEA Finance, 9.625%, due 07/15/17			1,489,984
	500,000	#, S	PHH Corp., 9.250%, due 03/01/16			530,000
	2,250,000	#, S	Pinafore LLC/Pinafore, Inc., 9.000%, due 10/01/18			2,441,250

	5,000,000		Pinnacle Foods Finance LLC / Pinnacle Foods Finance Corp., 8.250%, due 09/01/17			5,137,500
EUR	500,000		RBS Capital Trust A, 6.467%, due 12/29/49			461,027
	$3,250,000	S	Regions Financial Corp., 7.750%, due 11/10/14			3,382,795
	2,000,000	#, S	Reynolds Group DL Escrow, Inc./Reynolds Group Escrow LLC, 7.750%, due 10/15/16			2,125,000
	2,500,000	#, S	Reynolds Group Issuer, Inc., 7.125%, due 04/15/19			2,556,250
	1,500,000	#, S	Reynolds Group Issuer, Inc., 9.000%, due 04/15/19			1,561,875
EUR	1,000,000		Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 8.000%, due 12/15/16			1,344,661
	$3,700,000	#, S	Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 8.500%, due 05/15/18			3,737,000
	1,750,000	#, S	Royal Bank of Scotland Group PLC, 6.990%, due 10/29/49			1,356,250
	3,100,000	S	Royal Bank of Scotland Group PLC, 7.640%, due 03/31/49			2,077,000
	800,000	S	SLM Corp., 0.518%, due 10/25/11			788,976
	275,000	S	SLM Corp., 0.588%, due 01/27/14			247,883
EUR	500,000		SLM Corp., 1.300%, due 11/15/11			644,351
	$200,000	S	SLM Corp., 5.050%, due 11/14/14			191,301
	1,100,000	S	SLM Corp., 5.125%, due 08/27/12			1,123,268
	750,000	S	SLM Corp., 8.000%, due 03/25/20			761,659
	2,075,000	S	SLM Corp., 8.450%, due 06/15/18			2,159,643
	275,000	S	Smurfit Kappa Funding PLC, 7.750%, due 04/01/15			283,250
	375,000	#, S	Societe Generale, 5.922%, due 12/31/49			331,631
	1,500,000		Telenet Finance, 6.375%, due 11/15/20			2,024,508
	93,201		TXU Bank, 3.764%, due 10/10/14			71,890
	970,000	S	UBS Preferred Funding Trust V, 6.243%, due 05/29/49			940,900
EUR	1,500,000	#	UPCB Finance Ltd., 7.625%, due 01/15/20			2,114,709
	$75,000	S	Ventas Realty L.P./Ventas Capital Corp., 6.500%, due 06/01/16			78,085
	1,100,000	S	Ventas Realty L.P./Ventas Capital Corp., 6.750%, due 04/01/17			1,154,041
	1,000,000	#	Viking Acquisition, Inc., 9.250%, due 11/01/18			997,500
	2,000,000		Vodafone Bank, 6.880%, due 08/11/15			1,980,000
	925,000	S	Wells Fargo & Company, 7.980%, due 02/28/49			980,500
	600,000	S	Wells Fargo Capital XIII, 7.700%, due 12/29/49			623,250
EUR	950,000	#	Ziggo Finance BV, 6.125%, due 11/15/17			1,263,146
						199,654,969
			Health Care:		9.6%
	$1,800,000	#, S	Alere, Inc., 8.625%, due 10/01/18			1,831,500
	450,000	#, S	American Renal Holdings, 8.375%, due 05/15/18			463,500
	2,000,000	S	Bausch & Lomb, Inc., 9.875%, due 11/01/15			2,150,000
	2,000,000	&, S	Biomet, Inc., 10.375%, due 10/15/17			2,195,000
	10,585,000	S	Biomet, Inc., 11.625%, due 10/15/17			11,749,350
	1,000,000	#, S	Capella Healthcare, Inc., 9.250%, due 07/01/17			1,062,500
	48,890		Community Health Systems, Inc., 2.511%, due 07/25/14			47,751
	7,310,000	S	Community Health Systems, Inc., 8.875%, due 07/15/15			7,693,775
	951,110		Community Health Systems, Inc., 0.000%, due 07/25/14			928,937
	2,000,000		DaVita, Inc., 4.500%, due 09/28/16			2,021,608
	1,025,000	S	DaVita, Inc., 6.375%, due 11/01/18			1,022,438
	2,000,000	S	DaVita, Inc., 6.625%, due 11/01/20			1,985,000
	2,300,000	S	Fresenius Medical Care Capital Trust, 7.875%, due 06/15/11			2,351,750
	1,500,000	#, L	HCA Holdings, Inc., 7.750%, due 05/15/21			1,503,750
	2,650,000	S	HCA, Inc., 7.250%, due 09/15/20			2,782,500
	500,000	S	HCA, Inc., 7.875%, due 02/15/20			537,500
	3,500,000	S	HCA, Inc., 8.500%, due 04/15/19			3,850,000
	14,195,000	S	HCA, Inc., 9.250%, due 11/15/16			15,179,757

	2,366,000	&, S	HCA, Inc., 9.625%, due 11/15/16			2,540,493
	2,000,000	#, S	LifePoint Hospitals, Inc., 6.625%, due 10/01/20			1,995,000
	1,250,000	#	MedAssets, Inc., 8.000%, due 11/15/18			1,262,500
	1,000,000	#, S	Multiplan, Inc., 9.875%, due 09/01/18			1,065,000
	875,000	#, S	Mylan, Inc./PA, 7.625%, due 07/15/17			935,156
	2,000,000	#, S	Mylan, Inc./PA, 7.875%, due 07/15/20			2,165,000
	1,075,000	#, S	Patheon, Inc., 8.625%, due 04/15/17			1,072,313
	1,500,000	&, #, S	Quintiles Transnational Corp., 9.500%, due 12/30/14			1,541,250
	1,000,000	#, L, S	Tenet Healthcare Corp., 8.000%, due 08/01/20			1,017,500
	2,020,000	S	Tenet Healthcare Corp., 10.000%, due 05/01/18			2,363,400
	1,000,000	#, S	UHS Escrow Corp., 7.000%, due 10/01/18			1,030,000
	525,000	#, S	Valeant Pharmaceuticals International, 6.750%, due 10/01/17			523,688
	2,150,000	#	Valeant Pharmaceuticals International, 6.875%, due 12/01/18			2,144,625
	2,500,000	#, S	Valeant Pharmaceuticals International, 7.000%, due 10/01/20			2,475,000
	1,500,000	S	Vanguard Health Holding Co. II LLC/Vanguard Holding Co. II, Inc., 8.000%, due 02/01/18			1,545,000
	2,000,000	#, S	Vanguard Health Holding Co. II LLC/Vanguard Holding Co. II, Inc., 8.000%, due 02/01/18			2,050,000
	4,000,000	#, S	Warner Chilcott Co. LLC/Warner Chilcott Finance LLC, 7.750%, due 09/15/18			4,060,000
						89,142,541
			Industrials:		5.7%
	1,500,000	S	Alliant Techsystems, Inc., 6.875%, due 09/15/20			1,550,625
	100,000	S	American Airlines Pass-Through Trust, 7.858%, due 10/01/11			104,000
	2,000,000	S	American Airlines, Inc., LLC, 10.500%, due 10/15/12			2,202,500
	1,250,000	#, S	AMGH Merger Sub, Inc., 9.250%, due 11/01/18			1,318,750
	500,000	#, S	Amsted Industries, Inc., 8.125%, due 03/15/18			533,125
	2,000,000	S	ArvinMeritor, Inc., 8.125%, due 09/15/15			2,102,500
	1,628,000	S	ArvinMeritor, Inc., 8.750%, due 03/01/12			1,758,240
	2,000,000	#, S	Aviation Capital, 7.125%, due 10/15/20			2,040,586
	1,500,000	S	BE Aerospace, Inc., 6.875%, due 10/01/20			1,556,250
EUR	1,400,000	#	Bombardier, Inc., 6.125%, due 05/15/21			1,819,385
	$1,400,000	#, S	Bombardier, Inc., 7.500%, due 03/15/18			1,508,500
	1,125,000	#, S	Building Materials Corp. of America, 6.875%, due 08/15/18			1,119,375
	1,000,000	#, S	Building Materials Corp. of America, 7.000%, due 02/15/20			1,032,500
	375,000	#, S	Building Materials Corp. of America, 7.500%, due 03/15/20			383,438
	1,600,000	#, S	C8 Capital SPV Ltd., 6.640%, due 12/31/49			1,131,939
	1,500,000	#, S	Case New Holland, Inc., 7.875%, due 12/01/17			1,646,250
	700,000	S	Chart Industries, Inc., 9.125%, due 10/15/15			724,500
	530,452	S	Continental Airlines, Inc., 6.920%, due 04/02/13			527,710
	292,140	S	Continental Airlines, Inc., 7.373%, due 12/15/15			291,410
	1,000,000	S	Corrections Corp. of America, 7.750%, due 06/01/17			1,066,250
	700,000		Covanta Holding Corp., 7.250%, due 12/01/20			713,145
	2,000,000	#, S	Esterline Technologies Corp., 7.000%, due 08/01/20			2,070,000
	375,000	#	Interline Brands, Inc., 7.000%, due 11/15/18			382,500
	750,000	S	Legrand, 8.500%, due 02/15/25			879,761
	2,050,000	S	Manitowoc Co., Inc., 8.500%, due 11/01/20			2,188,375
	725,000		Mueller Water Products, Inc., 8.750%, due 09/01/20			804,750
	1,000,000	#	Polypore International, Inc., 7.500%, due 11/15/17			1,025,000
	5,000,000	S	RBS Global, Inc. and Rexnord Corp., 8.500%, due 05/01/18			5,337,500
	750,000	L	RBS Global, Inc. and Rexnord Corp., 11.750%, due 08/01/16			808,125
	2,953,000	S	Sensata Technologies BV, 8.000%, due 05/01/14			3,115,415
	1,000,000	#, S	SPX Corp., 6.875%, due 09/01/17			1,067,500

	3,500,000	#	TransDigm, Inc., 7.750%, due 12/15/18			3,640,000
	94,431	S	UAL 2009-1 Pass-Through Trust, 10.400%, due 11/01/16			109,067
	2,284,141	S	United Airlines, Inc., 9.750%, due 01/15/17			2,626,763
	2,500,000		United Rentals North America, Inc., 8.375%, due 09/15/20			2,556,250
	1,050,000	#	USG Corp., 8.375%, due 10/15/18			1,034,250
						52,776,234
			Information Technology:		2.8%
	2,000,000	#, S	Advanced Micro Devices, Inc., 7.750%, due 08/01/20			2,085,000
	250,000	S	Brocade Communications Systems, Inc., 6.625%, due 01/15/18			264,375
	1,250,000	S	Brocade Communications Systems, Inc., 6.875%, due 01/15/20			1,337,500
	550,000	S	Equinix, Inc., 8.125%, due 03/01/18			577,500
	1,250,000	#, S	Fidelity National Information Services, Inc., 7.625%, due 07/15/17			1,321,875
	1,877,671		First Data Corp., 3.010%, due 09/24/14			1,737,498
	337,000	#, L	First Data Corp., 8.250%, due 01/15/21			325,205
	76,000		First Data Corp., 9.875%, due 09/24/15			72,770
	337,000	#, L	First Data Corp., 12.625%, due 01/15/21			323,520
	2,000,000	#, S	Insight.com, 9.375%, due 07/15/18			2,140,000
	1,750,000	#, S	Interactive Data Corp., 10.250%, due 08/01/18			1,925,000
	324,039		Local Insight Regatta Holdings, Inc., 7.750%, due 04/23/15			117,464
	775,000	S	Mantech International Corp., 7.250%, due 04/15/18			813,750
	250,000	S	NXP BV / NXP Funding, LLC, 7.875%, due 10/15/14			261,250
	1,250,000	S	NXP BV/NXP Funding, LLC, 3.039%, due 10/15/13			1,235,938
EUR	1,000,000	L	NXP BV/NXP Funding, LLC, 8.625%, due 10/15/15			1,383,080
	$2,000,000	#, S	Seagate HDD Cayman, 6.875%, due 05/01/20			1,920,000
	1,800,000	#	SunGard Data Systems, Inc., 7.375%, due 11/15/18			1,818,000
	1,500,000	#	SunGard Data Systems, Inc., 7.625%, due 11/15/20			1,526,250
	500,000	S	SunGard Data Systems, Inc., 10.625%, due 05/15/15			553,750
EUR	1,000,000		UPC Holding BV, 8.000%, due 11/01/16			1,396,443
EUR	2,250,000		UPC Holding BV, 8.375%, due 08/15/20			3,121,325
						26,257,493
			Materials:		8.5%
	$1,000,000	S	Alcoa, Inc., 5.950%, due 02/01/37			940,231
	1,250,000		Ardagh Packaging Finance PLC, 7.375%, due 10/15/17			1,687,090
	450,000	#, S	Ardagh Packaging Finance PLC, 9.125%, due 10/15/20			470,250
	300,000		Ardagh Packaging Finance PLC, 9.250%, due 10/15/20			412,919
	2,000,000	#, S	Associated Materials LLC, 9.125%, due 11/01/17			2,095,000
	625,000	S	Ball Corp., 6.750%, due 09/15/20			659,375
	1,800,000	S	Berry Plastics Corp., 5.039%, due 02/15/15			1,746,000
	2,000,000	#	Berry Plastics Corp., 9.750%, due 01/15/21			1,990,000
	750,000	S	CF Industries, Inc., 6.875%, due 05/01/18			804,375
	2,000,000	S	CF Industries, Inc., 7.125%, due 05/01/20			2,195,000
	1,000,000	#, S	Chemtura Corp., 7.875%, due 09/01/18			1,065,000
	450,000	#, S	Clearwater Paper Corp., 7.125%, due 11/01/18			466,875
EUR	225,000	#	Crown European Holdings S.A., 7.125%, due 08/15/18			314,951
	$750,000	S	Ferro Corp., 7.875%, due 08/15/18			795,000
	700,000	#	FMG Resources August 2006 Pty Ltd., 7.000%, due 11/01/15			721,000
	1,250,000	#, S	Georgia-Pacific Corp., 7.125%, due 01/15/17			1,337,500
	3,615,000	S	Georgia-Pacific Corp., 7.375%, due 12/01/25			3,922,275
	10,605,000	S	Georgia-Pacific Corp., 8.000%, due 01/15/24			12,169,238
	550,000	#, S	Georgia-Pacific Corp., 8.250%, due 05/01/16			623,563

	1,200,000	#	Georgia-Pacific LLC, 5.400%, due 11/01/20			1,188,650
	500,000		Goodman Global, Inc., 5.750%, due 10/06/16			503,393
	750,000		Graham Packaging Co. L.P. / GPC Capital Corp. I, 8.250%, due 10/01/18			791,250
	2,500,000	S	Graphic Packaging International Corp., 7.875%, due 10/01/18			2,631,250
	2,500,000	S	Hexion US Finance Corp. / Hexion Nova Scotia Finance ULC, 8.875%, due 02/01/18			2,684,375
	1,250,000	#, S	Huntsman International, LLC, 8.625%, due 03/15/21			1,356,250
	1,000,000	#, S	Ineos Finance PLC, 9.000%, due 05/15/15			1,068,750
	500,000		Ineos Finance PLC, 9.250%, due 05/15/15			713,255
	2,375,000	#, S	Ineos Group Holdings PLC, 8.500%, due 02/15/16			2,274,063
	4,125,000	S	Lyondell Chemical Co., 11.000%, due 05/01/18			4,692,188
	700,000	#	Momentive Performance Materials, Inc., 9.000%, due 01/15/21			740,250
	1,250,000	#, L	Nalco Co., 6.625%, due 01/15/19			1,284,375
	3,250,000	#	Novelis, Inc., 8.375%, due 12/15/17			3,380,000
	4,250,000	#	Novelis, Inc., 8.750%, due 12/15/20			4,430,625
EUR	1,000,000		Pregis Corp., 5.985%, due 04/15/13			1,222,723
	$900,000	#, L	Rain CII Carbon LLC and CII Carbon Corp., 8.000%, due 12/01/18			927,000
EUR	36,811		Rhodia S.A., 3.735%, due 10/15/13			49,191
	$1,950,000	#, S	Rhodia S.A., 6.875%, due 09/15/20			1,986,563
	1,875,000	S	Rockwood Specialties Group, Inc., 7.500%, due 11/15/14			1,931,250
	750,000	#	Roofing Supply Group LLC / Roofing Supply Finance, Inc., 8.625%, due 12/01/17			776,250
	250,000	S	Scotts Miracle-Gro Co., 7.250%, due 01/15/18			263,750
	500,000	S	Smurfit Capital Funding PLC, 7.500%, due 11/20/25			463,750
	1,500,000	S	Solutia, Inc., 7.875%, due 03/15/20			1,612,500
	250,000	#, S	Steel Dynamics, Inc., 7.625%, due 03/15/20			268,750
	200,000	S	Steel Dynamics, Inc., 7.750%, due 04/15/16			211,500
	359,000		Teck Resources Ltd., 10.250%, due 05/15/16			444,737
	4,000,000		Teck Resources Ltd., 10.750%, due 05/15/19			5,207,672
	575,000	#, S	Texas Industries, Inc., 9.250%, due 08/15/20			613,813
	650,000	#, S	Vertellus Specialties, Inc., 9.375%, due 10/01/15			690,625
						78,824,390
			Telecommunication Services:		10.0%
	1,000,000	#	Buccaneer Merger Sub, Inc., 9.125%, due 01/15/19			1,037,500
	500,000		CCO Holdings LLC / CCO Holdings Capital Corp., 7.250%, due 10/30/17			510,000
	1,500,000		CCO Holdings LLC / CCO Holdings Capital Corp., 7.875%, due 04/30/18			1,560,000
	900,000		CCO Holdings LLC / CCO Holdings Capital Corp., 8.125%, due 04/30/20			951,750
	2,500,000	S	Crown Castle International Corp., 7.125%, due 11/01/19			2,656,250
	50,000	S	Crown Castle International Corp., 9.000%, due 01/15/15			55,375
	5,750,000	#, S	Digicel Ltd., 8.250%, due 09/01/17			5,922,500
	500,000	S	Frontier Communications Co., 7.450%, due 07/01/35			445,000
	1,950,000	S	Frontier Communications Co., 7.875%, due 01/15/27			1,881,750
	2,210,000	S	Frontier Communications Co., 9.000%, due 08/15/31			2,281,825
	1,225,000	S	Frontier Communications Corp., 7.000%, due 11/01/25			1,145,375
	1,950,000	S	Frontier Communications Corp., 7.125%, due 03/15/19			2,013,375
	600,000	S	Frontier Communications Corp., 7.875%, due 04/15/15			658,500
	300,000	S	Frontier Communications Corp., 8.250%, due 04/15/17			330,750
	825,000	S	Frontier Communications Corp., 8.500%, due 04/15/20			905,438
	145,000		Intelsat Corp., 9.250%, due 06/15/16			157,325
	2,500,000	#, S	Intelsat Jackson Holdings Ltd., 7.250%, due 10/15/20			2,537,500
	3,650,000	#, S	Intelsat Jackson Holdings Ltd., 8.500%, due 11/01/19			3,987,625
	3,250,000	S	Intelsat Jackson Holdings Ltd., 9.500%, due 06/15/16			3,445,000

	1,000,000	S	Intelsat Luxembourg S.A., 11.250%, due 02/04/17			1,095,000
	1,312,500	&, S	Intelsat Luxembourg S.A., 11.500%, due 02/04/17			1,456,875
	50,000	S	Intelsat Subsidiary Holding Co., Ltd., 8.875%, due 01/15/15			51,625
	1,000,000		Newsday LLC, 10.500%, due 08/01/13			1,070,625
	1,100,000	S	Northwestern Bell Telephone, 7.750%, due 05/01/30			1,105,500
	1,500,000	#, S	Qwest Communications International, Inc., 7.125%, due 04/01/18			1,560,000
	6,253,000	S	Qwest Communications International, Inc., 7.500%, due 02/15/14			6,362,428
	150,000	S	Qwest Communications International, Inc., 8.000%, due 10/01/15			162,000
	2,500,000	S	Qwest Corp., 7.500%, due 06/15/23			2,493,750
	1,300,000	S	Qwest Corp., 8.875%, due 03/15/12			1,408,875
	4,500,000	S	Sprint Capital Corp., 6.900%, due 05/01/19			4,466,250
	6,925,000	S	Sprint Capital Corp., 8.750%, due 03/15/32			7,028,875
	3,500,000	S	Sprint Nextel Corp., 6.000%, due 12/01/16			3,399,375
	1,415,000	S	Sprint Nextel Corp., 8.375%, due 08/15/17			1,524,663
	3,025,000	S	Telesat Canada / Telesat LLC, 11.000%, due 11/01/15			3,410,688
	600,000	S	Telesat Canada / Telesat LLC, 12.500%, due 11/01/17			709,500
	500,000	S	TW Telecom Holdings, Inc., 8.000%, due 03/01/18			533,750
EUR	871,426		UPC Broadband Holding BV, 4.560%, due 12/31/16			1,110,427
EUR	628,574		UPC Broadband Holding BV, 4.810%, due 12/31/17			801,331
	$2,350,000	S	Virgin Media Finance PLC, 9.500%, due 08/15/16			2,667,250
	1,650,000	S	Virgin Media Secured Finance PLC, 6.500%, due 01/15/18			1,744,875
	500,000	#, S	West Corp., 8.625%, due 10/01/18			532,500
	1,650,000	#	Wind Acquisition Finance S.A., 7.250%, due 02/15/18			1,683,000
	4,200,000	#	Wind Acquisition Finance S.A., 11.750%, due 07/15/17			4,756,500
	1,500,000	L	Windstream Corp., 7.750%, due 10/15/20			1,552,500
	1,000,000	S	Windstream Corp., 7.875%, due 11/01/17			1,056,250
	5,565,000	S	Windstream Corp., 8.625%, due 08/01/16			5,884,988
						92,112,238
			Utilities:		5.6%
	2,000,000	S	AES Corp., 7.750%, due 03/01/14			2,145,000
	1,000,000	S	AES Corp., 8.000%, due 10/15/17			1,062,500
	1,500,000	S	AES Corp., 8.000%, due 06/01/20			1,597,500
	249,187		Calpine Corp., 3.150%, due 03/29/14			249,320
	2,500,000	#, S	Calpine Corp., 7.500%, due 02/15/21			2,475,000
	2,000,000	#, S	Calpine Corp., 7.875%, due 07/31/20			2,035,000
	500,000	S	CMS Energy Corp., 6.250%, due 02/01/20			512,766
	1,500,000	#, S	Energy Future Holdings Corp., 10.000%, due 01/15/20			1,550,660
	3,125,000	#, S	Intergen NV, 9.000%, due 06/30/17			3,328,125
	1,935,000	#, S	Ipalco Enterprises, Inc., 7.250%, due 04/01/16			2,075,288
	50,000	S	Ipalco Enterprises, Inc., 8.625%, due 11/14/11			52,125
	2,151,975	S	Midwest Generation, LLC, 8.560%, due 01/02/16			2,173,495
	2,750,000	S	NRG Energy, Inc., 7.250%, due 02/01/14			2,811,875
	3,000,000	S	NRG Energy, Inc., 7.375%, due 02/01/16			3,082,500
	5,075,000	S	NRG Energy, Inc., 7.375%, due 01/15/17			5,239,938
	4,000,000	#, S	NRG Energy, Inc., 8.250%, due 09/01/20			4,120,000
	400,000	S	NRG Energy, Inc., 8.500%, due 06/15/19			415,000
	4,000,000	S	NV Energy, Inc., 6.750%, due 08/15/17			4,147,764
	2,707,705	#, S	Tenaska Alabama Partners LP, 7.000%, due 06/30/21			2,897,244
	1,230,916		Texas Competitive Electric Holdings Co. LLC, 3.760%, due 10/10/14			953,470
	6,625		Texas Competitive Electric Holdings Co. LLC, 3.790%, due 01/10/14			5,134

	3,181		Texas Competitive Electric Holdings Co. LLC, 3.790%, due 10/10/14			2,464
	4,468,397		Texas Competitive Electric Holdings Co., LLC, 3.760%, due 10/10/14			3,446,518
	7,080,155		Texas Competitive Electric Holdings Co., LLC, 3.764%, due 10/10/14			5,476,259
	23,320		Texas Competitive Electric Holdings Co., LLC, 3.790%, due 10/10/14			18,044
						51,872,989
			Total Corporate Bonds/Notes
			( Cost $ 772,156,822 )			833,947,055

ASSET-BACKED SECURITIES:				0.4%
			Home Equity Asset-Backed Securities:		0.1%
	525,850	S	Argent Securities, Inc., 1.311%, due 12/25/33			431,899
	298,280	S	MASTR Asset-Backed Securities Trust, 0.471%, due 11/25/36			136,367
						568,266
			Other Asset-Backed Securities:		0.3%
	17,601	S	GSAMP Trust, 0.331%, due 12/25/36			12,876
	51,761	S	Lehman XS Trust, 0.481%, due 04/25/46			29,878
	2,200,000	S	Merrill Lynch First Franklin Mortgage Loan, 0.381%, due 07/25/37			1,360,248
	578,356	#, S	Structured Asset Securities Corp., 0.411%, due 05/25/37			528,963
	1,716,554	S	Structured Asset Securities Corp., 0.561%, due 06/25/35			1,206,758
						3,138,723
			Total Asset-Backed Securities
			( Cost $ 3,570,825 )			3,706,989

COLLATERALIZED MORTGAGE OBLIGATIONS:				2.3%

	27,794	S	American Airlines Pass-Through Trust, 6.978%, due 04/01/11			27,933
	89,112	S	American Home Mortgage Assets, 0.451%, due 05/25/46			52,790
	49,278	S	American Home Mortgage Assets, 0.451%, due 09/25/46			27,281
	119,381	S	American Home Mortgage Assets, 0.471%, due 10/25/46			65,569
	1,613,589	S	American Home Mortgage Assets, 1.248%, due 11/25/46			801,588
	885,194	S	American Home Mortgage Assets, 6.250%, due 06/25/37			525,604
	35,064	S	American Home Mortgage Investment Trust, 1.957%, due 09/25/45			30,709
	135,856	S	Banc of America Alternative Loan Trust, 0.661%, due 05/25/35			101,517
	698,444	S	Banc of America Funding Corp., 5.483%, due 03/20/36			528,114
	4,500,000	S	Bear Stearns Adjustable Rate Mortgage Trust, 2.871%, due 10/25/35			4,311,475
	69,361	S	Bear Stearns Adjustable Rate Mortgage Trust, 5.326%, due 05/25/47			52,556
	50,878	S	Chase Mortgage Finance Corp., 5.373%, due 03/25/37			42,615
	140,743	S	Citigroup Mortgage Loan Trust, Inc., 5.873%, due 09/25/37			102,278
	73,537	S	Countrywide Alternative Loan Trust, 0.451%, due 09/25/46			44,636
	204,772	S	Countrywide Alternative Loan Trust, 0.456%, due 12/20/46			107,836
	60,209	S	Countrywide Alternative Loan Trust, 0.471%, due 07/20/46			28,272
	23,439	S	Countrywide Alternative Loan Trust, 0.521%, due 07/25/35			14,942
	46,975	S	Countrywide Alternative Loan Trust, 0.591%, due 11/20/35			28,994
	2,472,883	S	Countrywide Alternative Loan Trust, 0.631%, due 02/25/37			848,679
	30,239	S	Countrywide Alternative Loan Trust, 1.328%, due 12/25/35			19,477
	527,401	S	Countrywide Alternative Loan Trust, 5.712%, due 11/25/35			332,066
	62,489	S	Countrywide Alternative Loan Trust, 5.724%, due 02/25/37			46,105
	253,504	S	Countrywide Alternative Loan Trust, 6.000%, due 11/25/36			178,548
	295,111	S	Countrywide Alternative Loan Trust, 6.000%, due 01/25/37			214,777
	71,697	S	Countrywide Alternative Loan Trust, 6.500%, due 11/25/37			56,389

	636,540	S	Countrywide Home Loan Mortgage Pass-through Trust, 0.601%, due 03/25/36			211,121
	555,754	S	Countrywide Home Loan Mortgage Pass-through Trust, 5.104%, due 10/20/35			409,282
	2,893,309	S	First Horizon Alternative Mortgage Securities, 2.570%, due 09/25/35			2,147,500
	500,000	S	Greenpoint Mortgage Funding Trust, 0.581%, due 09/25/46			20,259
	52,795	S	GSR Mortgage Loan Trust, 2.964%, due 01/25/36			41,446
	62,424	S	Harborview Mortgage Loan Trust, 0.441%, due 07/19/46			38,548
	853,297	S	Harborview Mortgage Loan Trust, 0.501%, due 03/19/36			528,876
	317,454	S	Harborview Mortgage Loan Trust, 1.178%, due 12/19/36			173,766
	493,730	S	Harborview Mortgage Loan Trust, 5.750%, due 08/19/36			316,898
	51,417	S	Indymac Index Mortgage Loan Trust, 0.451%, due 09/25/46			30,784
	46,005	S	Indymac Index Mortgage Loan Trust, 0.461%, due 06/25/47			25,790
	1,519,015	S	Indymac Index Mortgage Loan Trust, 5.214%, due 11/25/35			1,173,826
	198,605	S	JPMorgan Alternative Loan Trust, 5.550%, due 10/25/36			186,465
	423,882	S	JPMorgan Mortgage Trust, 4.862%, due 04/25/35			400,627
	65,817	S	Luminent Mortgage Trust, 0.431%, due 12/25/36			43,165
	35,916	S	MASTR Adjustable Rate Mortgages Trust, 0.471%, due 04/25/46			21,404
	57,117	S	Merrill Lynch Mortgage-Backed Securities, 5.406%, due 04/25/37			42,280
	13,116	S	Morgan Stanley Mortgage Loan Trust, 0.571%, due 01/25/35			10,853
	593,305	S	Residential Accredit Loans, Inc., 0.421%, due 01/25/37			353,207
	1,062,888	S	Residential Accredit Loans, Inc., 0.591%, due 03/25/37			423,616
	1,765,555	S	Residential Accredit Loans, Inc., 6.500%, due 07/25/37			1,165,407
	1,320,821	S	Structured Adjustable Rate Mortgage Loan Trust, 2.829%, due 09/25/35			1,061,214
	456,433	S	Structured Adjustable Rate Mortgage Loan Trust, 5.950%, due 02/25/36			342,511
	523,509	S	Structured Asset Mortgage Investments, Inc., 0.441%, due 09/25/47			336,984
	66,714	S	Structured Asset Mortgage Investments, Inc., 0.451%, due 07/25/46			42,122
	55,719	S	Structured Asset Mortgage Investments, Inc., 0.481%, due 05/25/46			29,782
	4,600,000	S	Structured Asset Mortgage Investments, Inc., 0.481%, due 09/25/47			1,926,135
	758,519	S	Suntrust Alternative Loan Trust, 0.611%, due 04/25/36			262,444
	62,003	S	Washington Mutual Mortgage Pass-through Certificates, 1.028%, due 02/25/47			38,312
	65,042	S	Washington Mutual Mortgage Pass-through Certificates, 1.028%, due 03/25/47			40,444
	65,535	S	Washington Mutual Mortgage Pass-through Certificates, 1.088%, due 04/25/47			44,007
	60,846	S	Washington Mutual Mortgage Pass-through Certificates, 1.148%, due 12/25/46			39,735
	66,129	S	Washington Mutual Mortgage Pass-through Certificates, 5.000%, due 02/25/37			52,339
	66,642	S	Washington Mutual Mortgage Pass-through Certificates, 5.302%, due 12/25/36			51,276
	60,508	S	Washington Mutual Mortgage Pass-through Certificates, 5.492%, due 02/25/37			44,513
	67,903	S	Washington Mutual Mortgage Pass-through Certificates, 5.530%, due 05/25/37			55,283
	58,798	S	Washington Mutual Mortgage Pass-through Certificates, 5.721%, due 02/25/37			45,867
	48,452	S	Washington Mutual Mortgage Pass-through Certificates, 5.854%, due 09/25/36			38,042
	60,662	S	Wells Fargo Mortgage-Backed Securities Trust, 5.402%, due 07/25/36			48,932

			Total Collateralized Mortgage Obligations
			( Cost $ 20,825,373 )			20,855,812

MUNICIPAL BONDS:				0.0%
			Puerto Rico:		0.0%
	1,600,000	Z, S	Puerto Rico Sales Tax Financing Corp., 5.257%, due 08/01/54			82,368

			Total Municipal Bonds
			( Cost $ 235,813 )			82,368

	Shares					Value

COMMON STOCK:				0.1%
			Consumer Discretionary:		0.1%
	112,801	@, S	Dex One Corp.			$841,495
						841,495
			Energy:		0.0%
	13,610	@, S	SemGroup Corp.			369,784
						369,784
			Total Common Stock
			( Cost $ 2,787,343 )			1,211,279

PREFERRED STOCK:				0.5%
			Financials:		0.5%
	900	#, P, S	ABN AMRO North America Capital Funding Trust I			546,469
	3,800	S	Wells Fargo & Co.			3,802,090

			Total Preferred Stock
			( Cost $ 3,368,035 )			4,348,559

WARRANTS:				0.0%
			Energy:		0.0%
	14,326	S	SemGroup Corp.			111,027
						111,027
			Telecommunication Services:		0.0%
	2,545		Hawaiian Telcom Holdco, Inc.			17,815
						17,815
			Total Warrants
			( Cost $ 82,282 )			128,842

			Total Long-Term Investments
			( Cost $ 803,026,493 )			864,280,904

	Principal Amount					Value

SHORT-TERM INVESTMENTS:				5.2%
			U.S. Treasury Bills:		3.3%
	$2,000,000	Z	0.020%, due 01/06/11			$1,999,993
	300,000	Z	0.030%, due 01/20/11			299,995
	7,771,000	Z, S	0.100%, due 01/13/11			7,770,709
	7,500,000	Z	0.140%, due 06/02/11			7,495,470
	6,800,000	Z	0.150%, due 06/09/11			6,795,403
	6,100,000	Z	0.160%, due 06/16/11			6,095,498

			Total U.S. Treasury Bills
			( Cost $ 30,454,878 )			30,457,068

	Shares					Value

			Securities Lending Collateralcc:		1.9%

	16,613,903		BNY Mellon Overnight Government Fund (1)			$16,613,903
	1,169,840	R	BNY Institutional Cash Reserves Fund, Series B (1)(2)			935,872

			Total Securities Lending Collateral
			( Cost $ 17,783,743 )			17,549,775

			Total Short-Term Investments
			( Cost $ 48,238,621 )			48,006,843

			Total Investments in Securities
			( Cost $ 851,265,114 ) *	98.6%		$912,287,747
			Other Assets and Liabilities - Net	1.4		13,147,999
			Net Assets	100.0%		$925,435,746

		@	Non-income producing security
		&	Payment-in-kind
		MASTR	Mortgage Asset Securitization Transaction, Inc.
		#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may
			not be resold subject to that rule except to qualified institutional buyers. Unless otherwise
			noted, these securities have been determined to be liquid under the guidelines established
			by the Funds' Board of Directors/Trustees.
		P	Preferred Stock may be called prior to convertible date.
		cc	Securities purchased with cash collateral for securities loaned.
		(1)	Collateral received from brokers for securities lending was invested in these short-term investments.
		(2)	On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B)
			to hold certain Lehman Brothers defaulted debt obligations. The Portfolio's position in Series B is
			being fair valued daily. Please see the accompanying Notes to Financial Statements
			for additional details on securities lending.
		R	Restricted security
		L	Loaned security, a portion or all of the security is on loan at December 31, 2010.
		±	Defaulted security
		X	Fair value determined by ING Funds Valuation Committee appointed by the Funds' Board
			of Directors/Trustees.
		Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.
		S	All or a portion of this security has been identified by the Fund to cover future
			collateral requirements for applicable futures, options, swaps, foreign currency
			contracts and/or when-issued or delayed-delivery securities.
		EUR	EU Euro
		GBP	British Pound
PORTFOLIO OF INVESTMENTS
ING PIMCO Total Return Bond Portfolio as of December 31, 2010

	Principal Amount					Value

CORPORATE BONDS/NOTES:				30.4%
			Consumer Discretionary:		0.5%
	$4,673,000	S	Daimler Finance NA, LLC, 7.300%, due 01/15/12			$4,966,226
	1,400,000	S	Daimler Finance NA, LLC, 7.750%, due 01/18/11			1,404,384
	151,647		Ford Motor Co., 3.020%, due 11/29/13			151,246
	787,775		Ford Motor Co., 3.040%, due 11/29/13			785,693
	5,000,000	S	Lennar Corp., 5.950%, due 10/17/11			5,125,000
	4,500,000	S	Target Corp., 5.125%, due 01/15/13			4,873,289
						17,305,838
			Consumer Staples:		1.8%
	3,300,000	S	Altria Group, Inc., 4.125%, due 09/11/15			3,454,077
	12,900,000	S	Duke University, 4.200%, due 04/01/14			13,926,737
	5,100,000	S	Duke University, 5.150%, due 04/01/19			5,562,116
	2,500,000	S	Kraft Foods, Inc., 6.125%, due 02/01/18			2,859,900
	1,100,000	S	Kraft Foods, Inc., 6.875%, due 02/01/38			1,281,398
	2,400,000	S	Philip Morris International, Inc., 6.375%, due 05/16/38			2,795,340
	5,500,000	#, S	President and Fellows of Harvard College, 6.000%, due 01/15/19			6,381,942
	21,500,000	#, S	President and Fellows of Harvard College, 6.500%, due 01/15/39			25,509,901
	1,200,000	S	Reynolds American, Inc., 7.625%, due 06/01/16			1,396,243
						63,167,654
			Energy:		2.4%
	625,000	S	El Paso Corp., 7.800%, due 08/01/31			624,839
	13,500,000	S	Gaz Capital for Gazprom, 8.625%, due 04/28/34			16,264,800
	405,792	S	Gazprom OAO, 7.201%, due 02/01/20			432,879
	11,300,000	S	Kinder Morgan Energy Partners LP, 5.950%, due 02/15/18			12,463,041
	400,000	S	Morgan Stanley Bank AG for OAO Gazprom, 9.625%, due 03/01/13			454,500
	1,100,000	#, L	Odebrecht Drilling Norbe VIII/IX Ltd., 6.350%, due 06/30/21			1,149,500
	21,100,000	S	Petrobras International Finance Co., 7.875%, due 03/15/19			25,049,287
	14,900,000	S	Petroleos Mexicanos, 8.000%, due 05/03/19			18,029,000
	1,900,000	S	Shell International Finance BV, 5.500%, due 03/25/40			2,043,127
	1,400,000	S	Total Capital S.A., 4.450%, due 06/24/20			1,453,941
	1,800,000	S	Trans-Canada Pipelines, 7.625%, due 01/15/39			2,335,291
	4,000,000	S	Transocean, Inc., 4.950%, due 11/15/15			4,138,296
						84,438,501
			Financials:		22.4%
	8,700,000	S	Allstate Corp., 6.125%, due 05/15/37			8,721,750
	9,100,000	#	Ally Financial, Inc., 6.250%, due 12/01/17			9,111,375
	12,200,000	S	Ally Financial, Inc., 6.875%, due 09/15/11			12,519,384
	1,100,000	S	Ally Financial, Inc., 6.875%, due 08/28/12			1,148,010
	2,300,000	S	Ally Financial, Inc., 7.000%, due 02/01/12			2,403,500
	1,000,000	S	Ally Financial, Inc., 7.500%, due 12/31/13			1,082,500
	3,600,000	#, S	Ally Financial, Inc., 7.500%, due 09/15/20			3,793,500
	300,000	S	American Express Bank FSB, 0.411%, due 06/12/12			298,628
	2,900,000	S	American Express Co., 6.150%, due 08/28/17			3,273,427
	4,300,000	S	American Express Co., 7.000%, due 03/19/18			5,015,765
	2,700,000	S	American Express Credit Corp., 5.875%, due 05/02/13			2,937,959

	5,900,000	S	American Express Credit Corp., 7.300%, due 08/20/13			6,652,486
	5,700,000	S	American General Finance Corp., 0.552%, due 12/15/11			5,339,230
	1,500,000	S	American General Finance Corp., 4.000%, due 03/15/11			1,496,250
	1,000,000	S	American General Finance Corp., 4.875%, due 07/15/12			946,250
	8,800,000	S	American General Finance Corp., 5.200%, due 12/15/11			8,591,000
	5,000,000	S, L	American General Finance Corp., 5.625%, due 08/17/11			4,943,750
	4,000,000	S	American General Finance Corp., 6.900%, due 12/15/17			3,250,000
	3,100,000		American General Finance Corp., 7.250%, due 04/08/15			3,147,470
EUR	1,700,000	S	American International Group, Inc., 4.875%, due 03/15/67			1,794,663
CAD	4,000,000	S	American International Group, Inc., 4.900%, due 06/02/14			3,992,759
	$500,000		American International Group, Inc., 5.450%, due 05/18/17			507,672
	12,000,000	S	American International Group, Inc., 5.850%, due 01/16/18			12,409,236
	1,300,000		American International Group, Inc., 6.400%, due 12/15/20			1,366,486
	300,000		American International Group, Inc., 8.250%, due 08/15/18			346,620
	4,800,000	#, S	ANZ National International Ltd., 6.200%, due 07/19/13			5,287,805
	23,500,000	S	Bank of America Corp., 6.500%, due 08/01/16			25,529,601
	13,600,000	S	Bank of America NA, 0.582%, due 06/15/16			12,154,320
	1,200,000	#, L	Bank of China Hong Kong Ltd., 5.550%, due 02/11/20			1,255,936
	2,300,000	#, S	Bank of Montreal, 2.850%, due 06/09/15			2,338,744
	2,500,000	#	Bank of Nova Scotia, 1.650%, due 10/29/15			2,392,438
	2,900,000	#, S	Barclays Bank PLC, 6.050%, due 12/04/17			2,979,005
	1,300,000	S	Bear Stearns Cos., Inc., 6.950%, due 08/10/12			1,418,838
	8,000,000	S	Bear Stearns Cos., Inc., 7.250%, due 02/01/18			9,493,944
	11,990,000	#, S	BNP Paribas, 5.186%, due 06/29/49			11,000,825
	1,000,000	#	BPCE S.A., 2.375%, due 10/04/13			997,670
	476,641		CIT Group, Inc., 6.250%, due 07/27/15			486,869
	1,429,873		CIT Group, Inc., 6.250%, due 08/11/15			1,460,554
	3,643,701	S	CIT Group, Inc., 7.000%, due 05/01/13			3,725,684
	2,665,553	S	CIT Group, Inc., 7.000%, due 05/01/14			2,698,872
	1,565,552	S	CIT Group, Inc., 7.000%, due 05/01/15			1,573,380
	2,609,255	S	CIT Group, Inc., 7.000%, due 05/01/16			2,625,563
	3,652,960	S	CIT Group, Inc., 7.000%, due 05/01/17			3,671,225
	31,800,000	S	Citigroup Capital XXI, 8.300%, due 12/21/57			33,231,000
	6,600,000	S	Citigroup, Inc., 0.427%, due 03/16/12			6,556,730
	18,300,000	S	Citigroup, Inc., 5.500%, due 04/11/13			19,496,802
	900,000	S	Citigroup, Inc., 5.625%, due 08/27/12			944,790
	9,800,000	S	Citigroup, Inc., 6.000%, due 08/15/17			10,644,613
	4,300,000	S	Citigroup, Inc., 8.500%, due 05/22/19			5,346,538
	4,700,000	#, S	Commonwealth Bank of Australia, 6.024%, due 03/29/49			4,605,445
	2,137,000	#, S	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands, 11.000%, due 12/29/49			2,770,200
	4,200,000	#, S	Corp. Nacional del Cobre de Chile - CODELCO, 7.500%, due 01/15/19			5,128,796
	8,300,000	S	Deutsche Bank AG/London, 6.000%, due 09/01/17			9,310,799
	25,900,000	#, S	Dexia Credit Local/New York NY, 0.703%, due 03/05/13			25,830,200
	1,900,000	S	Export-Import Bank of Korea, 5.125%, due 06/29/20			1,963,699
	19,200,000	S	Export-Import Bank of Korea, 5.875%, due 01/14/15			20,829,638
	1,809,207		Ford Motor Credit Co., LLC, 3.020%, due 12/15/13			1,804,427
	500,000	S	Ford Motor Credit Co., LLC, 7.000%, due 10/01/13			536,385
	900,000	S	Ford Motor Credit Co., LLC, 7.250%, due 10/25/11			930,374
	6,753,000	S	Ford Motor Credit Co., LLC, 7.375%, due 02/01/11			6,773,632
	200,000	S	Ford Motor Credit Co., LLC, 7.500%, due 08/01/12			212,721

	6,600,000	S	Ford Motor Credit Co., LLC, 7.800%, due 06/01/12			7,018,988
	1,700,000	S	Ford Motor Credit Co., LLC, 8.000%, due 12/15/16			1,901,952
EUR	9,700,000	S	General Electric Capital Corp., 5.500%, due 09/15/67			11,277,110
	$2,900,000	S	General Electric Capital Corp., 5.875%, due 01/14/38			3,020,689
	4,600,000	S	General Electric Capital Corp., 6.875%, due 01/10/39			5,333,856
	2,200,000	S	Goldman Sachs Group, Inc., 5.950%, due 01/18/18			2,390,190
	1,100,000	S	Goldman Sachs Group, Inc., 6.150%, due 04/01/18			1,213,098
	10,500,000	S	Goldman Sachs Group, Inc., 6.250%, due 09/01/17			11,603,193
	12,000,000	S	Goldman Sachs Group, Inc., 6.750%, due 10/01/37			12,307,056
	900,000	S	Goldman Sachs Group, Inc., 6.875%, due 01/15/11			902,284
EUR	9,500,000	S	International Lease Finance Corp., 1.425%, due 08/15/11			12,496,360
	$1,600,000	S	International Lease Finance Corp., 5.300%, due 05/01/12			1,626,000
	1,600,000	S	International Lease Finance Corp., 5.350%, due 03/01/12			1,622,000
	5,900,000	S	International Lease Finance Corp., 5.400%, due 02/15/12			5,988,500
	2,600,000	S	International Lease Finance Corp., 5.450%, due 03/24/11			2,619,500
	2,300,000	#, S	International Lease Finance Corp., 6.750%, due 09/01/16			2,466,750
	5,200,000	S	JPMorgan Chase & Co., 1.053%, due 09/30/13			5,220,909
EUR	4,300,000		JPMorgan Chase & Co., 1.264%, due 09/26/13			5,617,036
	$8,600,000		JPMorgan Chase & Co., 4.250%, due 10/15/20			8,415,797
	12,200,000	S	JPMorgan Chase & Co., 6.000%, due 01/15/18			13,644,053
	14,000,000	S	JPMorgan Chase & Co., 7.900%, due 04/29/49			14,931,994
EUR	200,000	S	KeyBank NA, 1.166%, due 11/21/11			263,128
JPY	800,000,000	±, S	Lehman Brothers Holdings, Inc., 0.940%, due 12/19/08			1,675,083
	$1,400,000	±, S	Lehman Brothers Holdings, Inc., 2.881%, due 10/22/08			327,250
	10,600,000	±, S	Lehman Brothers Holdings, Inc., 5.625%, due 01/24/13			2,650,000
	5,503,000	±, S	Lehman Brothers Holdings, Inc., 6.875%, due 05/02/18			1,389,508
	2,800,000	±, S	Lehman Brothers Holdings, Inc., 10.780%, due 11/24/08			654,500
	13,600,000	S	Merrill Lynch & Co., Inc., 6.050%, due 08/15/12			14,406,589
	8,800,000	S	Merrill Lynch & Co., Inc., 6.875%, due 04/25/18			9,644,290
EUR	3,500,000	S	Mizuho Capital Investment EUR 1 Ltd., 5.020%, due 06/29/49			4,548,461
	$8,792,000	S	Morgan Stanley, 0.553%, due 01/09/12			8,787,349
	600,000	S	Morgan Stanley, 0.560%, due 04/19/12			598,885
EUR	14,000,000	S	Morgan Stanley, 1.300%, due 07/20/12			18,440,645
	$2,000,000	S	Morgan Stanley, 5.950%, due 12/28/17			2,119,102
	1,600,000	S	Morgan Stanley, 6.250%, due 08/28/17			1,725,818
GBP	1,500,000	S	MUFG Capital Finance 5 Ltd., 6.299%, due 01/29/49			2,186,623
	$4,000,000	#	National Australia Bank Ltd., 5.350%, due 06/12/13			4,334,924
DKK	12,337,158		Nykredit Realkredit A/S, 2.359%, due 04/01/38			2,118,840
DKK	38,265,607		Nykredit Realkredit A/S, 2.359%, due 10/01/38			6,544,471
	$1,200,000	#	Pacific LifeCorp, 6.000%, due 02/10/20			1,263,408
	4,900,000	#	Pricoa Global Funding I, 0.388%, due 01/30/12			4,873,285
	2,000,000	#	Pricoa Global Funding I, 0.503%, due 09/27/13			1,971,198
	3,300,000	S	Principal Life Income Funding Trusts, 5.300%, due 04/24/13			3,573,078
	700,000	S	Principal Life Income Funding Trusts, 5.550%, due 04/27/15			749,270
DKK	38,318,818		Realkredit Danmark A/S, 2.340%, due 01/01/38			6,550,137
DKK	12,252,093		Realkredit Danmark A/S, 2.340%, due 01/01/38			2,104,231
	$1,500,000	#	Resona Bank Ltd., 5.850%, due 09/29/49			1,500,299
	4,300,000	S	Royal Bank of Scotland, 3.950%, due 09/21/15			4,231,531
	3,900,000	#, S	Royal Bank of Scotland Group PLC, 6.990%, due 10/29/49			3,022,500
	6,500,000	#, S	Royal Bank of Scotland PLC, 2.625%, due 05/11/12			6,656,007

	11,300,000	#, S	Royal Bank of Scotland PLC, 3.000%, due 12/09/11			11,537,876
	900,000	#, S	Royal Bank of Scotland PLC, 4.875%, due 08/25/14			922,517
US Dollar	11,800,000	#, S	Royal Bank of Scottland PLC, 1.450%, due 10/20/11			11,868,593
	$22,800,000	#, S	Santander US Debt S.A. Unipersonal, 1.103%, due 03/30/12			22,543,386
GBP	3,200,000	S	SLM Corp., 4.875%, due 12/17/12			4,895,521
	$6,900,000	S	SLM Corp., 8.000%, due 03/25/20			7,007,261
	6,500,000	#, S	Societe Generale, 5.922%, due 12/31/49			5,748,262
	3,100,000	#, S	State Bank of India/London, 4.500%, due 07/27/15			3,172,277
	3,300,000	S	State Street Capital Trust III, 8.250%, due 03/15/42			3,354,780
	600,000	#	Sydney Air, 5.125%, due 02/22/21			579,139
	2,700,000	#, S	Temasek Financial I Ltd., 4.300%, due 10/25/19			2,760,896
	1,700,000	#, S	TransCapitalInvest Ltd. for OJSC AK Transneft, 8.700%, due 08/07/18			2,107,881
	1,300,000	S	UBS AG, 5.750%, due 04/25/18			1,414,869
	4,800,000	S	UBS AG, 5.875%, due 12/20/17			5,286,758
	4,600,000	S	UBS AG/Stamford CT, 1.384%, due 02/23/12			4,640,374
	4,525,000	S	UBS Preferred Funding Trust V, 6.243%, due 05/29/49			4,389,250
	6,000,000	S	USB Capital IX, 6.189%, due 03/29/49			4,680,000
	1,200,000	#	Vnesheconombank Via VEB Finance Ltd., 5.450%, due 11/22/17			1,203,000
	17,900,000	S	Wachovia Corp., 0.419%, due 10/15/11			17,916,933
	5,715,000	S	Wachovia Corp., 0.628%, due 10/28/15			5,411,979
	7,400,000	S	Wachovia Corp., 5.750%, due 02/01/18			8,228,289
	27,092,000	S	Wells Fargo & Company, 7.980%, due 02/28/49			28,717,520
	3,000,000	#, S	Westpac Banking Corp., 0.769%, due 07/16/14			3,016,929
	14,100,000	#, S	Westpac Banking Corp., 3.585%, due 08/14/14			15,041,542
	7,200,000	L, S	White Nights Finance BV for Gazprom, 10.500%, due 03/25/14			8,623,944
	350,000	#, S	ZFS Finance USA Trust IV, 5.875%, due 05/09/32			342,871
						789,038,104
			Health Care:		0.8%
	12,700,000	S	Amgen, Inc., 6.150%, due 06/01/18			14,833,956
	10,600,000	S	Novartis Capital Corp., 4.125%, due 02/10/14			11,320,514
	2,800,000		UnitedHealth Group, Inc., 4.875%, due 02/15/13			2,982,504
						29,136,974
			Industrials:		0.3%
	3,400,000	#, S	C8 Capital SPV Ltd., 6.640%, due 12/31/49			2,405,371
	1,500,000	S	Goodrich Corp., 6.290%, due 07/01/16			1,724,178
	5,800,000	S	Union Pacific Corp., 5.700%, due 08/15/18			6,520,563
	121,654	±, S	United Airlines, Inc., 9.350%, due 04/07/16			31,174
						10,681,286
			Information Technology:		0.6%
	7,000,000	S	Dell, Inc., 5.650%, due 04/15/18			7,677,747
	12,400,000	S	Oracle Corp., 5.750%, due 04/15/18			14,206,345
						21,884,092
			Materials:		0.2%
	3,500,000	S	Alcoa, Inc., 6.150%, due 08/15/20			3,600,650
	2,200,000	#, S	Sealed Air Corp., 5.625%, due 07/15/13			2,326,075
	1,500,000	S	Vale Overseas Ltd., 6.875%, due 11/10/39			1,664,895
						7,591,620
			Telecommunication Services:		1.0%
	$450,000	S	AT&T Corp., 7.300%, due 11/15/11			475,476
	3,300,000	S	AT&T, Inc., 4.950%, due 01/15/13			3,538,894

	1,800,000	S	AT&T, Inc., 5.500%, due 02/01/18			2,002,547
	2,300,000	S	AT&T, Inc., 6.300%, due 01/15/38			2,434,449
	20,700,000	S	Cellco Partnership / Verizon Wireless Capital, LLC, 5.250%, due 02/01/12			21,671,555
	200,000	#	Qtel International Finance Ltd., 3.375%, due 10/14/16			191,004
	300,000	#	Qtel International Finance Ltd., 4.750%, due 02/16/21			287,352
	200,000	S	Qwest Capital Funding, Inc., 7.250%, due 02/15/11			200,754
	950,000	S	Qwest Corp., 8.875%, due 03/15/12			1,029,563
	2,500,000	S	Verizon Communications, Inc., 5.250%, due 04/15/13			2,719,695
						34,551,289
			Utilities:		0.4%
	3,700,000	#, S	EDF S.A., 5.500%, due 01/26/14			4,064,243
	1,300,000	#, S	EDF S.A., 6.500%, due 01/26/19			1,519,229
	3,700,000	#, S	Electricite de France SA, 6.950%, due 01/26/39			4,392,910
	4,300,000	#, S	NRG Energy, Inc., 8.250%, due 09/01/20			4,429,000
						14,405,382
			Total Corporate Bonds/Notes
			( Cost $ 1,010,050,891 )			1,072,200,740

U.S. GOVERNMENT AGENCY OBLIGATIONS:				52.1%
			Federal Home Loan Bank:		0.0%
	1,300,000	L	0.875%, due 12/27/13			1,289,544
						1,289,544
			Federal Home Loan Mortgage Corporation##:		6.7%
	11,200,000		0.515%, due 11/26/12			11,169,256
	53,853	S	0.610%, due 12/15/29			53,977
	8,000,000	L	0.875%, due 10/28/13			7,963,680
	1,068,298	S	1.542%, due 10/25/44			1,046,530
	2,075,102	S	1.742%, due 07/25/44			2,035,311
	10,000,000		1.750%, due 09/10/15			9,840,250
	4,200,000	L	2.500%, due 01/07/14			4,371,276
	10,100,000		2.500%, due 04/23/14			10,472,710
	50,358	S	2.505%, due 11/01/31			52,545
	326,789	S	2.520%, due 09/01/35			339,568
	33,633	S	2.536%, due 06/01/24			35,120
	4,769,041	S	2.624%, due 06/01/35			4,975,689
	1,172,759	S	2.787%, due 01/01/29			1,231,178
	3,900,000	L	3.000%, due 07/28/14			4,108,927
	113,628	S	3.500%, due 07/15/32			118,894
	4,000,000		3.500%, due 05/29/13			4,251,056
	900,000		4.125%, due 09/27/13			975,905
	7,000,000	^	4.375%, due 07/17/15			7,729,134
	7,000,000	W	4.500%, due 02/15/40			7,175,000
	1,975,090	S	4.500%, due 06/15/17-02/15/20			2,001,090
	42,279,733		4.500%, due 01/15/13-09/01/40			44,343,075
	3,400,000		4.875%, due 11/15/13			3,771,277
	600,000	^	5.000%, due 07/15/14			673,056
	5,100,000		5.000%, due 01/30/14-04/18/17			5,749,598
	676,104	S	5.171%, due 03/01/35			719,713
	900,000		5.250%, due 04/18/16			1,030,700
	169,634	S	5.500%, due 03/15/17			174,384

	54,129,473		5.500%, due 07/18/16-07/01/39			57,968,838
	37,347,865	S	6.000%, due 01/01/22-09/01/39			40,557,827
	714,092	S	6.500%, due 02/25/43			822,559
	31,471	S	6.500%, due 07/01/19			34,791
	46,448	S	8.250%, due 08/15/21			53,526
						235,846,440
			Federal National Mortgage Association##:		45.3%
	15,200,000	S	0.461%, due 10/27/37			15,177,382
	14,900,000		0.500%, due 10/30/12			14,840,445
	6,200,000		0.625%, due 09/24/12			6,209,058
	84,800,000	L	0.750%, due 12/18/13			83,913,925
	127,709	S	0.761%, due 03/25/17			129,056
	20,400,000		1.000%, due 09/23/13			20,382,782
	27,700,000	S	1.125%, due 09/30/13			27,778,640
	229,948	S	1.161%, due 04/25/32			234,355
	494,983	S	1.530%, due 08/01/42-10/01/44			495,360
	49,400,000	S, L	1.625%, due 10/26/15			48,204,471
	3,400,000		1.750%, due 02/22/13			3,473,610
	1,301,786	S	2.154%, due 08/01/35			1,340,005
	1,366,076	S	2.441%, due 10/01/35			1,422,328
	4,200,000		2.500%, due 05/15/14			4,361,078
	1,098,415	S	2.561%, due 10/01/35			1,148,785
	3,854,357	S	2.688%, due 11/01/34			4,038,283
	9,100,000		2.750%, due 02/05/14-03/13/14			9,517,797
	1,967,149	S	2.864%, due 10/01/35			2,057,848
	800,000	L	2.875%, due 12/11/13			841,571
	4,500,000		3.000%, due 09/16/14			4,743,954
	838,268	S	3.070%, due 02/01/34			877,439
	61,023	S	3.574%, due 05/01/36			61,485
	15,000,000	W	4.000%, due 01/25/24			15,452,340
	21,600,000		4.125%, due 04/15/14			23,575,687
	2,800,000		4.375%, due 10/15/15			3,085,432
	436,800,000	W	4.500%, due 01/25/24-01/25/39			449,783,336
	37,620,100	S	4.500%, due 04/25/17-09/01/40			38,672,672
	195,890,746		4.500%, due 01/01/39-10/01/40			201,327,155
	497,845	S	4.617%, due 12/01/36			520,043
	8,200,000	S	4.625%, due 10/15/13			9,006,659
	4,000,000		4.625%, due 10/15/14			4,452,804
	700,000		4.875%, due 12/15/16			785,762
	1,430,349	S	4.989%, due 09/01/34			1,496,731
	125,900,000	W	5.000%, due 01/13/40			132,372,015
	109,624	S	5.000%, due 01/25/17			110,647
	18,123,508		5.000%, due 03/15/16-09/01/40			19,710,723
	2,400,000		5.375%, due 06/12/17			2,767,135
	57,900,000	W	5.500%, due 02/25/24-01/25/39			61,976,436
	72,852,867	S	5.500%, due 06/01/23-06/01/38			78,357,546
	9,970,911		5.500%, due 01/01/36-06/01/40			10,686,634
	60,000,000	W	6.000%, due 01/15/33			65,221,920
	173,785,467	S	6.000%, due 09/01/21-11/01/39			189,290,157
	1,395,010	S	6.000%, due 12/01/38			1,524,503

	29,000,000	W	6.500%, due 01/15/32			32,230,774
	4,417,876	S	6.500%, due 11/01/15-06/17/38			4,820,753
						1,598,477,521
			Government National Mortgage Association:		0.1%
	296,766	S	2.625%, due 08/20/27			303,974
	241,403	S	3.125%, due 10/20/29			248,533
	245,834	S	3.375%, due 01/20/27			253,546
	3,000,000	W	6.000%, due 01/15/39			3,299,064
						4,105,117
			Total U.S. Government Agency Obligations
			( Cost $ 1,837,513,625 )			1,839,718,622

U.S. TREASURY OBLIGATIONS:				24.3%
			U.S. Treasury Notes:		22.9%
	603,700,000		0.500%, due 10/15/13-11/15/13			597,001,425
	21,900,000	L	0.750%, due 12/15/13			21,747,729
	45,400,000		0.750%, due 09/15/13			45,261,666
	74,500,000		1.000%, due 07/15/13			74,878,237
	16,100,000		1.125%, due 06/15/13			16,234,532
	10,400,000		1.375%, due 11/30/15			10,108,311
	9,800,000		2.125%, due 11/30/14			10,040,404
	4,200,000		2.375%, due 09/30/14-10/31/14			4,349,183
	23,800,000		2.500%, due 04/30/15			24,608,843
	2,200,000		2.625%, due 12/31/14			2,294,360
						806,524,690
			Treasury Inflation Indexed Protected Securitiesip:		1.4%
	1,805,166	S	1.250%, due 07/15/20			1,850,860
	5,950,686	S	1.750%, due 01/15/28			6,072,491
	5,068,924	S	2.000%, due 01/15/26			5,394,841
	11,597,713	S	2.375%, due 01/15/25-01/15/27			12,932,503
	17,521,296	S	2.500%, due 01/15/29			19,935,958
	1,622,688	S	3.625%, due 04/15/28			2,099,732
	2,128,656	S	3.875%, due 04/15/29			2,861,546
						51,147,931
			Total U.S. Treasury Obligations
			( Cost $ 862,187,194 )			857,672,621

ASSET-BACKED SECURITIES:				2.0%
			Automobile Asset-Backed Securities:		0.1%
	1,767,979	#, S	Ally Auto Receivables Trust, 1.320%, due 03/15/12			1,770,825
	2,652,170	S	Ford Credit Auto Owner Trust, 1.680%, due 06/15/12			2,660,383
						4,431,208
			Home Equity Asset-Backed Securities:		0.0%
	164,806	S	MASTR Asset-Backed Securities Trust, 0.311%, due 11/25/36			74,054
	279,774	S	New Century Home Equity Loan Trust, 0.521%, due 06/25/35			269,032
	195,282	S	Renaissance Home Equity Loan Trust, 0.701%, due 08/25/33			179,482
	101,718	S	Securitized Asset-Backed Receivables, LLC Trust, 0.341%, due 11/25/36			37,633
						560,201
			Other Asset-Backed Securities:		1.9%
	198,808	S	Bear Stearns Asset-Backed Securities, Inc., 0.341%, due 10/25/36			186,610

	4,329,549	S	Bear Stearns Asset-Backed Securities, Inc., 3.221%, due 10/25/36			3,170,131
	189,940	S	Countrywide Asset-Backed Certificates, 0.311%, due 05/25/47			189,234
	48,959	S	Credit-Based Asset Servicing and Securitization, LLC, 0.321%, due 11/25/36			43,097
	32,812	S	First Franklin Mortgage Loan Asset-Backed Certificates, 0.311%, due 11/25/36			32,537
	316,811	S	GSAMP Trust, 0.331%, due 12/25/36			231,774
	9,580	S	Morgan Stanley Capital, Inc., 0.301%, due 10/25/36			9,568
	365,496	S	Securitized Asset-Backed Receivables, LLC Trust, 0.321%, due 12/25/36			139,387
	17,347,311	S	Small Business Administration, 5.160%, due 02/01/28			18,440,197
	1,584,093	S	Small Business Administration, 5.290%, due 12/01/27			1,712,404
	15,457,814	S	Small Business Administration, 5.471%, due 03/10/18			16,807,918
	10,740,332	S	Small Business Administration, 5.490%, due 03/01/28			11,559,376
	11,611,185	S	Small Business Administration, 5.902%, due 02/10/18			12,953,735
	672,031	S	Specialty Underwriting & Residential Finance, 0.321%, due 01/25/38			631,048
	254,169	S	Structured Asset Securities Corp., 0.311%, due 10/25/36			253,058
						66,360,074
			Total Asset-Backed Securities
			( Cost $ 68,284,934 )			71,351,483

COLLATERALIZED MORTGAGE OBLIGATIONS:				4.8%

	340,858	S	Adjustable Rate Mortgage Trust, 3.038%, due 05/25/35			340,204
	1,489,171	S	American Home Mortgage Investment Trust, 2.261%, due 02/25/45			1,335,920
	365,235	S	American Home Mortgage Investment Trust, 2.283%, due 02/25/44			361,826
	3,500,000	S	Banc of America Commercial Mortgage, Inc., 5.740%, due 05/10/45			3,836,351
	2,240,517	S	Banc of America Funding Corp., 2.861%, due 05/25/35			2,184,615
	997,093	#	Banc of America Large Loan, Inc., 2.010%, due 11/15/15			890,333
	232,092	S	Banc of America Mortgage Securities, Inc., 2.923%, due 07/25/33			226,801
	388,772	S	Banc of America Mortgage Securities, Inc., 5.000%, due 05/25/34			389,674
	5,273,101	S	Bear Stearns Adjustable Rate Mortgage Trust, 2.560%, due 10/25/35			4,743,513
	159,888	S	Bear Stearns Adjustable Rate Mortgage Trust, 3.113%, due 01/25/34			153,850
	1,379,585	S	Bear Stearns Alternative-A Trust, 2.875%, due 05/25/35			1,079,552
	1,153,193	S	Bear Stearns Alternative-A Trust, 2.955%, due 09/25/35			883,960
	3,607,376	S	Bear Stearns Alternative-A Trust, 5.208%, due 11/25/36			2,255,035
	2,055,313	S	Bear Stearns Alternative-A Trust, 5.305%, due 11/25/36			1,287,481
	1,200,000	S	Bear Stearns Commercial Mortgage Securities, 5.471%, due 01/12/45			1,282,549
	794,688	S	Citigroup Mortgage Loan Trust, Inc., 2.630%, due 10/25/35			701,782
	3,700,000	S	Commercial Mortgage Pass-through Certificates, 5.306%, due 12/10/46			3,864,580
	4,177,391	S, ^	Countrywide Alternative Loan Trust, 4.739%, due 05/25/35			479,675
	739,614	S	Countrywide Home Loan Mortgage Pass-through Trust, 0.581%, due 03/25/35			474,966
	3,226,283	#, S	Countrywide Home Loan Mortgage Pass-through Trust, 0.601%, due 06/25/35			2,786,709
	29,219	S	Countrywide Home Loan Mortgage Pass-through Trust, 5.750%, due 05/25/33			29,417
	400,000	S	Credit Suisse Mortgage Capital Certificates, 5.659%, due 03/15/39			420,871
	10,700,000	S	Credit Suisse Mortgage Capital Certificates, 5.695%, due 09/15/40			11,005,163
	625,860	S	Downey Savings & Loan Association Mortgage Loan Trust, 2.470%, due 07/19/44			500,337
	495,889		Federal Housing Administration, 8.175%, due 03/01/27			496,470
	668,285	S	First Horizon Alternative Mortgage Securities, 2.604%, due 03/25/35			470,388
	44,499,851	^, S	First Horizon Alternative Mortgage Securities, 4.439%, due 01/25/36			5,024,634
	5,126,893	S	First Horizon Asset Securities, Inc., 5.678%, due 02/25/36			4,846,196
	754,003	S	GMAC Mortgage Corp. Loan Trust, 5.193%, due 11/19/35			671,072
	43,639	S	GMAC Mortgage Corp. Loan Trust, 5.500%, due 09/25/34			44,240

	81,865	S	Greenpoint Mortgage Funding Trust, 0.341%, due 01/25/47			78,431
	200,000	S	Greenwich Capital Commercial Funding Corp., 4.799%, due 08/10/42			211,328
	1,900,000	S	Greenwich Capital Commercial Funding Corp., 5.444%, due 03/10/39			2,004,640
	2,224,968	S	GSR Mortgage Loan Trust, 2.825%, due 09/25/35			2,134,135
	12,637	S	GSR Mortgage Loan Trust, 6.000%, due 03/25/32			12,644
	4,236,729	S	Harborview Mortgage Loan Trust, 0.451%, due 01/19/38			2,846,546
	4,106,492	S	Harborview Mortgage Loan Trust, 0.501%, due 03/19/36			2,545,214
	600,000	S	JPMorgan Chase Commercial Mortgage Securities Corp., 5.420%, due 01/15/49			624,987
	1,300,000	S	JPMorgan Chase Commercial Mortgage Securities Corp., 5.882%, due 02/15/51			1,378,575
	189,549	S	JPMorgan Mortgage Trust, 5.750%, due 01/25/36			171,895
	1,432,235	S	Merrill Lynch Mortgage Investors Trust, 0.471%, due 02/25/36			1,108,471
	8,870,000	S	Merrill Lynch/Countrywide Commercial Mortgage Trust, 5.378%, due 08/12/48			9,072,710
	2,700,000	S	Merrill Lynch/Countrywide Commercial Mortgage Trust, 5.485%, due 03/12/51			2,757,579
	12,900,000	S	Merrill Lynch/Countrywide Commercial Mortgage Trust, 5.965%, due 08/12/49			13,904,509
	340,039	S	MLCC Mortgage Investors, Inc., 0.511%, due 11/25/35			290,718
	16,500,000	S	Morgan Stanley Capital I, 5.809%, due 12/12/49			17,657,351
	3,900,000	S	Morgan Stanley Capital I, 5.879%, due 06/11/49			4,182,426
	1,400,000	#, S	Morgan Stanley Reremic Trust, 5.807%, due 08/12/45			1,499,179
	60,259	#, S	Nomura Asset Acceptance Corp., 7.000%, due 02/19/30			60,130
	419,513	S	Residential Accredit Loans, Inc., 0.661%, due 03/25/33			377,023
	1,087,497	S	Residential Accredit Loans, Inc., 1.688%, due 09/25/45			679,572
	210,028	S	Residential Asset Securitization Trust, 0.661%, due 05/25/33			183,594
	96,710	S	Sequoia Mortgage Trust, 0.611%, due 07/20/33			91,790
	157,829	S	SLM Student Loan Trust, 0.538%, due 07/25/13			157,893
	548,152	S	SLM Student Loan Trust, 0.588%, due 01/25/15			548,461
	2,600,000	S	SLM Student Loan Trust, 0.788%, due 10/25/17			2,590,885
	2,309,738	S	SLM Student Loan Trust, 0.968%, due 07/25/13			2,312,856
	25,465,670	S	SLM Student Loan Trust, 1.788%, due 04/25/23			26,319,425
	1,000,000	#, S	SLM Student Loan Trust, 2.910%, due 12/16/19			1,001,155
	38,495	S	Structured Asset Mortgage Investments, Inc., 0.361%, due 09/25/47			38,577
	3,597,393	S	Structured Asset Mortgage Investments, Inc., 0.481%, due 05/25/36			2,142,127
	1,519,391	S	Structured Asset Mortgage Investments, Inc., 0.511%, due 07/19/35			1,319,186
	3,926,152	S	Thornburg Mortgage Securities Trust, 0.361%, due 03/25/37			3,834,408
	2,821,340	S	Thornburg Mortgage Securities Trust, 0.371%, due 11/25/46			2,784,944
	3,416,302	#, S	Wachovia Bank Commercial Mortgage Trust, 0.351%, due 09/15/21			3,329,774
0	1,573,250	#, R, X, ^, S	Washington Mutual Mortgage Pass-through Certificates, 0.000%, due 12/25/27			86,529
	1,547,489	S	Washington Mutual Mortgage Pass-through Certificates, 0.801%, due 12/25/27			1,373,884
	65,813	S	Washington Mutual Mortgage Pass-through Certificates, 1.728%, due 06/25/42			55,428
	78,430	S	Washington Mutual Mortgage Pass-through Certificates, 1.728%, due 08/25/42			71,320
	3,559,498	S	Washington Mutual Mortgage Pass-through Certificates, 3.154%, due 08/25/46			2,711,243
	239,469	S	Washington Mutual Mortgage Pass-through Certificates, 3.154%, due 10/25/46			183,940
	280,335	S	Wells Fargo Mortgage-Backed Securities Trust, 2.831%, due 07/25/35			280,047
	212,932	S	Wells Fargo Mortgage-Backed Securities Trust, 2.906%, due 05/25/35			202,932

			Total Collateralized Mortgage Obligations
			( Cost $ 162,873,571 )			168,286,625

MUNICIPAL BONDS:				3.4%
			Alaska:		0.2%
	9,400,000	S	Northern TOB Securitization Corp., 5.000%, due 06/01/46			5,704,390

						5,704,390
			California:		1.6%
	4,500,000	S	Bay Area Toll Authority, 7.043%, due 04/01/50			4,573,755
	1,200,000	S	California Infrastructure & Economic Development Bank, 6.486%, due 05/15/49			1,216,536
	4,200,000	S	California State Public Works Board, 7.804%, due 03/01/35			4,146,576
	2,000,000	S	California State University, 6.484%, due 11/01/41			1,983,520
	600,000		Los Angeles County Public Works Financing Authority, 7.488%, due 08/01/33			589,830
	800,000		Los Angeles County Public Works Financing Authority, 7.618%, due 08/01/40			785,360
	6,700,000	S	Los Angeles Unified School District, 4.500%, due 07/01/22			6,664,356
	21,000,000	S	Southern California Public Power Authority, 5.943%, due 07/01/40			19,603,920
	2,700,000		State of California, 7.600%, due 11/01/40			2,814,345
	700,000	S	State of California, 7.500%, due 04/01/34			724,227
	1,200,000	S	State of California, 5.650%, due 04/01/39			1,267,560
	1,300,000	S	State of California, 7.550%, due 04/01/39			1,352,793
	1,800,000	S	Tobacco Securitization Authority of Southern California, 5.125%, due 06/01/46			1,104,192
	600,000		University of California, 6.398%, due 05/15/31			582,492
	800,000		University of California, 6.548%, due 05/15/48			781,224
	9,300,000	S	University of California, 6.270%, due 05/15/31			9,028,812
						57,219,498
			Connecticut:		0.3%
	8,700,000	S	State of Connecticut, 5.850%, due 03/15/32			9,077,580
						9,077,580
			Illinois:		0.4%
	6,800,000	S	Chicago Transit Authority, 6.899%, due 12/01/40			6,738,162
	700,000	S	Chicago Transit Authority, 6.300%, due 12/01/21			733,211
	570,000	S	City of Chicago, 5.000%, due 01/01/35			505,254
	1,200,000	S	State of Illinois, 6.725%, due 04/01/35			1,102,632
	1,000,000	S	State of Illinois, 6.900%, due 03/01/35			943,720
	3,400,000	S	State of Illinois, 4.071%, due 01/01/14			3,432,504
						13,455,483
			Nebraska:		0.0%
	1,500,000	S	Public Power Generation Agency, 7.242%, due 01/01/41			1,482,765
						1,482,765
			Nevada:		0.1%
	2,300,000	S	County of Clark NV, 6.820%, due 07/01/45			2,358,972
						2,358,972
			New Jersey:		0.2%
	8,100,000	S	New Jersey Economic Development Authority, 1.302%, due 06/15/13			8,091,495
						8,091,495
			New York:		0.4%
	5,900,000		New York City Municipal Water Finance Authority, 5.882%, due 06/15/44			5,901,416
	5,900,000		New York City Municipal Water Finance Authority, 6.282%, due 06/15/42			5,877,226
	870,000	S	Tobacco Settlement Financing Corp., 5.875%, due 05/15/39			830,154
						12,608,796
			Pennsylvania:		0.2%
	2,700,000	S	Pennsylvania Economic Development Financing Authority, 6.532%, due 06/15/39			2,626,128
	4,000,000	S	University of Pittsburgh, 5.000%, due 09/15/28			4,091,600
						6,717,728
			Texas:		0.0%
	1,300,000	S	Texas State Transportation Commission, 5.178%, due 04/01/30			1,289,158

						1,289,158
			Washington:		0.0%
	1,560,000	Z, S	State of Washington, 4.000%, due 12/01/20			1,044,342
						1,044,342
			Total Municipal Bonds
			( Cost $ 122,026,189 )			119,050,207

OTHER BONDS:				2.8%
			Foreign Government Bonds:		2.8%
EUR	1,100,000	#	Banco Nacional de Desenvolvimento Economico e Social, 4.125%, due 09/15/17			1,440,541
BRL	56,500,000		Brazil Notas do Tesouro Nacional Series F, 10.000%, due 01/01/17			31,225,610
CAD	4,500,000		Canada Housing Trust No 1, 2.750%, due 12/15/15			4,541,230
CAD	800,000		Canada Housing Trust No 1, 3.350%, due 12/15/20			796,041
CAD	4,600,000	S	Canadian Government International Bond, 2.000%, due 12/01/14			4,594,032
CAD	9,300,000		Canadian Government International Bond, 2.500%, due 09/01/13			9,505,586
CAD	1,300,000		Canadian Government International Bond, 3.000%, due 12/01/15			1,342,754
CAD	200,000	S	Canadian Government International Bond, 4.500%, due 06/01/15			219,732
	$2,400,000	#, S	Export-Import Bank of China, 4.875%, due 07/21/15			2,585,474
	2,000,000		Federative Republic of Brazil, 12.500%, due 01/05/22			1,430,723
	1,100,000	#, S	Korea Housing Finance Corp., 4.125%, due 12/15/15			1,111,455
MXN	26,700,000		Mexican Bonos, 6.000%, due 06/18/15			2,148,803
	$750,000	S	Panama Government International Bond, 8.875%, due 09/30/27			1,031,250
	1,200,000	L	Province of Ontario, 1.875%, due 09/15/15			1,174,475
CAD	600,000		Province of Ontario, 4.200%, due 03/08/18			634,800
CAD	11,300,000		Province of Ontario, 4.200%, due 06/02/20			11,723,224
CAD	2,000,000		Province of Ontario, 4.300%, due 03/08/17			2,142,110
CAD	4,200,000		Province of Ontario, 4.400%, due 06/02/19			4,457,500
CAD	2,000,000		Province of Ontario, 4.600%, due 06/02/39			2,095,042
CAD	1,200,000		Province of Ontario, 5.500%, due 06/02/18			1,365,898
CAD	7,200,000		Province of Ontario, 6.500%, due 03/08/29			9,303,011
CAD	200,000		Province of Quebec, 4.500%, due 12/01/20			211,137
	200,000		Province of Quebec, 4.500%, due 12/01/16			216,470
	4,000,000	#, S	Societe Financement de l'Economie Francaise, 0.489%, due 07/16/12			4,011,080
	975,000	S	South Africa Government International Bond, 5.875%, due 05/30/22			1,053,000
	180,000	S	South Africa Government International Bond, 6.500%, due 06/02/14			203,400

			Total Other Bonds
			( Cost $ 92,961,841 )			100,564,378

	Shares					Value

PREFERRED STOCK:				1.2%
			Consumer Discretionary:		0.1%
	192,000	@, P, S	Motors Liquidation Co.			$1,586,400
						1,586,400
			Financials:		1.1%
	94,400	S	American International Group, Inc.			829,776
	39,000	S	Wells Fargo & Co.			39,021,450
						39,851,226
			Total Preferred Stock

			( Cost $ 32,325,599 )			41,437,626

	Shares					Value

POSITIONS IN PURCHASED OPTIONS:
			Options on Exchange-Traded Futures Contracts:		0.0%
	1,456		Put Option CME
			90-Day Eurodollar June Futures
			Strike @ $94.000 - Exp 06/13/11			$9,100
	1,456		Put Option CME
			90-Day Eurodollar June Futures
			Strike @ $94.500 - Exp 06/13/11			9,100

			Total Purchased Options
			( Cost $ 25,480 )			18,200

			Total Long-Term Investments
			( Cost $ 4,188,249,324 )			4,270,300,502

	Shares					Value

SHORT-TERM INVESTMENTS:				4.5%
			Securities Lending Collateralcc:		4.5%
	156,636,467		BNY Mellon Overnight Government Fund (1)			$156,636,467
	2,280,616	R	BNY Institutional Cash Reserves Fund, Series B (1)(2)			1,824,493

			Total Short-Term Investments
			( Cost $ 158,917,083 )			158,460,960

			Total Investments in Securities
			( Cost $ 4,347,166,407 ) *	125.5%		$4,428,761,462
			Other Assets and Liabilities - Net	(25.5)		(899,444,079)
			Net Assets	100.0%		$3,529,317,383

		@	Non-income producing security
		MASTR	Mortgage Asset Securitization Transaction, Inc.
		#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may
			not be resold subject to that rule except to qualified institutional buyers. Unless otherwise
			noted, these securities have been determined to be liquid under the guidelines established
			by the Funds' Board of Directors/Trustees.
		P	Preferred Stock may be called prior to convertible date.
		cc	Securities purchased with cash collateral for securities loaned.
		(1)	Collateral received from brokers for securities lending was invested in these short-term investments.
		(2)	On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B)
			to hold certain Lehman Brothers defaulted debt obligations. The Portfolio's position in Series B is
			being fair valued daily. Please see the accompanying Notes to Financial Statements
			for additional details on securities lending.
		ip	Treasury inflation indexed protected security whose principal value is adjusted in accordance
			with changes to the Consumer Price Index.
		##	On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage

			Association and the Federal Home Loan Mortgage Corporation into conservatorship
			and the U.S. Treasury guaranteed the debt issued by those organizations.
		W	Settlement is on a when-issued or delayed-delivery basis.
		S	All or a portion of this security has been identified by the Portfolio to cover future
			collateral requirements for applicable futures, options, swaps, foreign currency
			contracts and/or when-issued or delayed-delivery securities.
		R	Restricted security
		L	Loaned security, a portion or all of the security is on loan at December 31, 2010.
		±	Defaulted security
		X	Fair value determined by ING Funds Valuation Committee appointed by the Funds' Board
			of Directors/Trustees.
		^	Interest only securities represent the right to receive the monthly interest payments
			on an underlying pool of mortgage loans. Principal amount shown represents the
			notional amount on which current interest is calculated. Payments of principal on the
			pool reduce the value of the interest only security.
		Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.
		BRL	Brazilian Real
		CAD	Canadian Dollar
		DKK	Danish Krone
		EUR	EU Euro
		GBP	British Pound
		JPY	Japanese Yen
		MXN	Mexican Peso
PORTFOLIO OF INVESTMENTS
ING Pioneer Equity Income Portfolio as of December 31, 2010

	Shares					Value

COMMON STOCK:				96.6%
			Consumer Discretionary:		9.1%
	110,702	@	Cedar Fair LP			$1,678,242
	39,943		Genuine Parts Co.			2,050,674
	123,083		Johnson Controls, Inc.			4,701,771
	57,470		Lowe's Cos., Inc.			1,441,348
	29,720		Reed Elsevier PLC ADR			997,403
	24,506		VF Corp.			2,111,927
						12,981,365
			Consumer Staples:		11.4%
	27,411		Clorox Co.			1,734,568
	33,284		Colgate-Palmolive Co.			2,675,035
	46,777		General Mills, Inc.			1,664,793
	52,439		Hershey Co.			2,472,499
	85,190		HJ Heinz Co.			4,213,497
	12,152		JM Smucker Co.			797,779
	51,223		Sara Lee Corp.			896,915
	40,953		Sysco Corp.			1,204,018
	17,176		Walgreen Co.			669,177
						16,328,281
			Energy:		11.7%
	20,232		Chevron Corp.			1,846,170
	30,162		ConocoPhillips			2,054,032
	63,720		EQT Corp.			2,857,205
	35,877		Helmerich & Payne, Inc.			1,739,317
	77,926		Marathon Oil Corp.			2,885,600
	96,996		QEP Resources, Inc.			3,521,925
	73,988		Spectra Energy Corp.			1,848,960
						16,753,209
			Financials:		13.9%
	33,943		Aflac, Inc.			1,915,403
	27,827		American Express Co.			1,194,335
	36,604		Bank of New York Mellon Corp.			1,105,441
	59,839		Chubb Corp.			3,568,798
	37,486		Cincinnati Financial Corp.			1,187,931
	35,877		New York Community Bancorp., Inc.			676,281
	24,926		Northern Trust Corp.			1,381,150
	19,800		PNC Financial Services Group, Inc.			1,202,256
	66,848		SunTrust Bank			1,972,684
	30,757		Travelers Cos., Inc.			1,713,472
	107,957		US Bancorp.			2,911,600
	35,027		Wells Fargo & Co.			1,085,487
						19,914,838
			Health Care:		9.0%
	44,110		Abbott Laboratories			2,113,310
	48,327		Baxter International, Inc.			2,446,313

	22,400		Becton Dickinson & Co.			1,893,248
	74,568		Bristol-Myers Squibb Co.			1,974,561
	40,551		Eli Lilly & Co.			1,420,907
	54,470		Merck & Co., Inc.			1,963,099
	55,428		Pfizer, Inc.			970,544
						12,781,982
			Industrials:		14.7%
	11,993		CSX Corp.			774,868
	75,307		Emerson Electric Co.			4,305,301
	28,208		Gorman-Rupp Co.			911,683
	17,005		Illinois Tool Works, Inc.			908,067
	13,518		Lockheed Martin Corp.			945,043
	43,774		Mine Safety Appliances Co.			1,362,685
	11,586		Norfolk Southern Corp.			727,833
	15,753		Northrop Grumman Corp.			1,020,479
	67,704		Paccar, Inc.			3,887,564
	27,629		Snap-On, Inc.			1,563,249
	35,828		Timken Co.			1,710,070
	43,900		Trinity Industries, Inc.			1,168,179
	22,021		United Technologies Corp.			1,733,493
						21,018,514
			Information Technology:		6.5%
	58,353		Analog Devices, Inc.			2,198,158
	43,905		Applied Materials, Inc.			616,865
	14,195		Automatic Data Processing, Inc.			656,945
	24,188		Hewlett-Packard Co.			1,018,315
	64,039		Intel Corp.			1,346,740
	72,555		Microchip Technology, Inc.			2,482,107
	31,544		Xilinx, Inc.			914,145
						9,233,275
			Materials:		8.7%
	38,936		Compass Minerals International, Inc.			3,475,817
	22,200		Ecolab, Inc.			1,119,324
	49,905		EI Du Pont de Nemours & Co.			2,489,261
	29,699		Sonoco Products Co.			999,965
	125,376		Valspar Corp.			4,322,965
						12,407,332
			Telecommunication Services:		4.2%
	44,108		AT&T, Inc.			1,295,893
	63,772		CenturyTel, Inc.			2,944,353
	11,420		Frontier Communications Corp.			111,117
	47,577		Verizon Communications, Inc.			1,702,305
						6,053,668
			Utilities:		7.4%
	56,154		AGL Resources, Inc.			2,013,121
	22,258		DPL, Inc.			572,253
	18,903		National Fuel Gas Co.			1,240,415
	77,107		NSTAR			3,253,144
	96,996		Questar Corp.			1,688,700
	48,689		Southern Co.			1,861,380

						10,629,013
			Total Common Stock
			( Cost $ 119,743,107 )			138,101,477

REAL ESTATE INVESTMENT TRUSTS:				1.7%
			Financials:		1.7%
	14,980		Alexandria Real Estate Equities, Inc.			1,097,435
	37,271		Nationwide Health Properties, Inc.			1,355,919

			Total Real Estate Investment Trusts
			( Cost $ 1,510,140 )			2,453,354

			Total Long-Term Investments
			( Cost $ 121,253,247 )			140,554,831

SHORT-TERM INVESTMENTS:				1.8%
			Mutual Funds:		1.8%
	2,579,858		Blackrock Liquidity Funds TempFund Portfolio - Class I			2,579,858

			Total Short-Term Investments
			( Cost $ 2,579,858 )			2,579,858

			Total Investments in Securities
			( Cost $ 123,833,105 ) *	100.1%		$143,134,689
			Other Assets and Liabilities - Net	(0.1)		(148,282)
			Net Assets	100.0%		$142,986,407

		@	Non-income producing security
		ADR	American Depositary Receipt
PORTFOLIO OF INVESTMENTS
ING Pioneer Fund Portfolio as of December 31, 2010

	Shares					Value

COMMON STOCK:				98.6%
			Consumer Discretionary:		12.9%
	10,716	@	BorgWarner, Inc.			$775,410
	18,616		Coach, Inc.			1,029,651
	69,370	@	Ford Motor Co.			1,164,722
	1,713	@	General Motors Co.			63,141
	23,724		John Wiley & Sons, Inc.			1,073,274
	55,677		Johnson Controls, Inc.			2,126,861
	31,215		Lowe's Cos., Inc.			782,872
	4,535		McDonald's Corp.			348,107
	29,513		McGraw-Hill Cos., Inc.			1,074,568
	18,102		Nordstrom, Inc.			767,163
	85,810		Reed Elsevier NV			1,062,356
	15,943		Staples, Inc.			363,022
	31,027		Target Corp.			1,865,654
						12,496,801
			Consumer Staples:		11.3%
	4,000		Clorox Co.			253,120
	18,710		Colgate-Palmolive Co.			1,503,723
	15,621		CVS Caremark Corp.			543,142
	7,551		Estee Lauder Cos., Inc.			609,366
	24,641		General Mills, Inc.			876,973
	26,279		Hershey Co.			1,239,055
	20,658		HJ Heinz Co.			1,021,745
	9,494		Kellogg Co.			484,954
	29,583		Kraft Foods, Inc.			932,160
	9,396		PepsiCo, Inc.			613,841
	24,973		Sysco Corp.			734,206
	40,206		Walgreen Co.			1,566,426
	11,071		Wal-Mart Stores, Inc.			597,059
						10,975,770
			Energy:		11.8%
	15,436		Apache Corp.			1,840,434
	30,592		Chevron Corp.			2,791,520
	17,394		ConocoPhillips			1,184,531
	6,198		Consol Energy, Inc.			302,091
	7,018		Devon Energy Corp.			550,983
	11,062		Ensco International PLC ADR			590,490
	13,929		ExxonMobil Corp.			1,018,488
	5,039		Helmerich & Payne, Inc.			244,291
	11,114		Hess Corp.			850,666
	19,204		Marathon Oil Corp.			711,124
	15,364	@	McDermott International, Inc.			317,881
	12,284		Schlumberger Ltd.			1,025,714
						11,428,213
			Financials:		13.4%

	9,397		American Express Co.			403,319
	54,509		Bank of America Corp.			727,150
	30,462		Bank of New York Mellon Corp.			919,952
	33,370		Chubb Corp.			1,990,187
	1,271		CME Group, Inc.			408,944
	10,433		Franklin Resources, Inc.			1,160,254
	17,849		JPMorgan Chase & Co.			757,155
	43,926		Keycorp			388,745
	23,362		Morgan Stanley			635,680
	15,707		Northern Trust Corp.			870,325
	8,391		PNC Financial Services Group, Inc.			509,502
	22,033		State Street Corp.			1,021,009
	21,223		T. Rowe Price Group, Inc.			1,369,732
	9,202		Travelers Cos., Inc.			512,643
	27,016		US Bancorp.			728,622
	18,793		Wells Fargo & Co.			582,395
						12,985,614
			Health Care:		10.3%
	22,456		Abbott Laboratories			1,075,867
	12,783		Baxter International, Inc.			647,075
	21,957		Becton Dickinson & Co.			1,855,806
	7,997		Covidien PLC			365,143
	13,382		CR Bard, Inc.			1,228,066
	12,556		Eli Lilly & Co.			439,962
	8,175		Johnson & Johnson			505,624
	10,241		Medtronic, Inc.			379,839
	11,766		Merck & Co., Inc.			424,047
	40,744		Pfizer, Inc.			713,427
	20,793	@	St. Jude Medical, Inc.			888,901
	10,023		Stryker Corp.			538,235
	19,175		Teva Pharmaceutical Industries Ltd. ADR			999,593
						10,061,585
			Industrials:		15.2%
	9,841		3M Co.			849,278
	18,971		Canadian National Railway Co.			1,261,002
	9,348		Caterpillar, Inc.			875,534
	5,656		CSX Corp.			365,434
	12,819		Deere & Co.			1,064,618
	15,089		Emerson Electric Co.			862,638
	13,465		General Dynamics Corp.			955,476
	34,521		General Electric Co.			631,389
	6,314		Illinois Tool Works, Inc.			337,168
	6,629		Lockheed Martin Corp.			463,433
	40,895		Norfolk Southern Corp.			2,569,024
	40,040		Paccar, Inc.			2,299,097
	6,708		Parker Hannifin Corp.			578,900
	7,891		Rockwell Automation, Inc.			565,864
	13,619		United Technologies Corp.			1,072,088
						14,750,943
			Information Technology:		14.0%

	16,322	@	Adobe Systems, Inc.			502,391
	10,839		Altera Corp.			385,652
	23,426		Analog Devices, Inc.			882,457
	42,954		Applied Materials, Inc.			603,504
	13,302	@	ASML Holding NV			509,999
	15,315		Automatic Data Processing, Inc.			708,778
	25,733		Canon, Inc. ADR			1,321,132
	27,581	@	Cisco Systems, Inc.			557,964
	14,401	@	Citrix Systems, Inc.			985,172
	7,535		DST Systems, Inc.			334,177
	7,645	@	Fiserv, Inc.			447,691
	37,154		Hewlett-Packard Co.			1,564,183
	39,342		Intel Corp.			827,362
	3,921		International Business Machines Corp.			575,446
	18,108		Microsoft Corp.			505,575
	35,141	@	Motorola, Inc.			318,729
	53,473		Nokia OYJ ADR			551,841
	6,299		Oracle Corp.			197,159
	7,375		Qualcomm, Inc.			364,989
	7,014	@	Research In Motion Ltd.			407,724
	31,878		Texas Instruments, Inc.			1,036,035
						13,587,960
			Materials:		7.0%
	11,523		Airgas, Inc.			719,727
	45,676		Alcoa, Inc.			702,954
	10,957		Ecolab, Inc.			552,452
	15,748		EI Du Pont de Nemours & Co.			785,510
	9,029		Freeport-McMoRan Copper & Gold, Inc.			1,084,293
	7,520		Monsanto Co.			523,693
	34,854		Rio Tinto PLC			2,484,440
						6,853,069
			Telecommunication Services:		1.5%
	31,196		AT&T, Inc.			916,538
	3,650		Frontier Communications Corp.			35,515
	15,206		Verizon Communications, Inc.			544,071
						1,496,124
			Utilities:		1.2%
	8,339		PPL Corp.			219,482
	11,929		Public Service Enterprise Group, Inc.			379,461
	15,816		Southern Co.			604,646
						1,203,589
			Total Common Stock
			( Cost $ 81,845,261 )			95,839,668

SHORT-TERM INVESTMENTS:				4.5%
			Mutual Funds:		4.5%
	4,407,615		Blackrock Liquidity Funds TempFund Portfolio - Class I			4,407,615

			Total Short-Term Investments
			( Cost $ 4,407,615 )			4,407,615

			Total Investments in Securities
			( Cost $ 86,252,876 ) *	103.1%		$100,247,283
			Other Assets and Liabilities - Net	(3.1)		(3,040,750)
			Net Assets	100.0%		$97,206,533

		@	Non-income producing security
		ADR	American Depositary Receipt
PORTFOLIO OF INVESTMENTS
ING Pioneer Mid Cap Value Portfolio as of December 31, 2010

	Shares					Value

COMMON STOCK:				91.1%
			Consumer Discretionary:		10.3%
	383,525		Best Buy Co., Inc.			$13,151,072
	744,100		CBS Corp. - Class B			14,175,105
	470,800		D.R. Horton, Inc.			5,616,644
	202,480		Fortune Brands, Inc.			12,199,420
	162,574		Harley-Davidson, Inc.			5,636,441
	351,875	@	Interpublic Group of Cos., Inc.			3,736,913
	217,640	@	Jack in the Box, Inc.			4,598,733
	329,800		Staples, Inc.			7,509,546
	539,190	@	Toll Brothers, Inc.			10,244,610
	150,858		Viacom - Class B			5,975,485
	270,950		Wyndham Worldwide Corp.			8,117,662
						90,961,631
			Consumer Staples:		4.8%
	389,370	L	ConAgra Foods, Inc.			8,791,975
	525,305	@	Constellation Brands, Inc.			11,635,506
	121,225		JM Smucker Co.			7,958,421
	161,633		Molson Coors Brewing Co.			8,112,360
	339,540		Sara Lee Corp.			5,945,345
						42,443,607
			Energy:		11.1%
	191,000	@	Cameron International Corp.			9,689,430
	186,320		Devon Energy Corp.			14,627,983
	205,000		Murphy Oil Corp.			15,282,750
	520,255	@	Nabors Industries Ltd.			12,205,182
	180,500		Noble Energy, Inc.			15,537,440
	453,300	@	PetroHawk Energy Corp.			8,272,725
	270,169		QEP Resources, Inc.			9,809,836
	544,170		Valero Energy Corp.			12,581,210
						98,006,556
			Financials:		19.2%
	367,820		Associated Banc-Corp.			5,572,473
	298,925		Axis Capital Holdings Ltd.			10,725,429
	299,945		Comerica, Inc.			12,669,677
	553,840		Hartford Financial Services Group, Inc.			14,671,222
	1,088,681		Keycorp			9,634,827
	480,100		Lincoln National Corp.			13,351,581
	718,205		Moody's Corp.			19,061,161
	296,325		Northern Trust Corp.			16,419,368
	163,355		PNC Financial Services Group, Inc.			9,918,916
	3,173,310	@	Popular, Inc.			9,964,193
	231,778		RenaissanceRe Holdings Ltd.			14,761,941
	641,260		TD Ameritrade Holding Corp.			12,177,527
	847,917		UnumProvident Corp.			20,536,550
						169,464,865

			Health Care:		7.1%
	335,967		Aetna, Inc.			10,250,353
	273,800		Cigna Corp.			10,037,508
	311,605	@	Forest Laboratories, Inc.			9,965,128
	169,600	@	Humana, Inc.			9,283,904
	232,300		Medtronic, Inc.			8,616,007
	201,410	@	Mylan Laboratories			4,255,793
	182,500	@	Thermo Fisher Scientific, Inc.			10,103,200
						62,511,893
			Industrials:		11.8%
	136,885		Crane Co.			5,621,867
	81,275		Eaton Corp.			8,250,225
	205,300		Fluor Corp.			13,603,178
	339,655		Ingersoll-Rand PLC			15,994,354
	234,422		Kennametal, Inc.			9,250,292
	175,100		L-3 Communications Holdings, Inc.			12,342,799
	178,000		Snap-On, Inc.			10,071,240
	134,925	L	SPX Corp.			9,645,788
	448,795	L	Textron, Inc.			10,609,514
	168,500		Towers Watson & Co.			8,772,110
						104,161,367
			Information Technology:		9.9%
	240,940		Analog Devices, Inc.			9,076,210
	246,600		ASML Holding NV			9,454,644
	935,200	@	Brocade Communications Systems, Inc.			4,947,208
	231,983		Computer Sciences Corp.			11,506,357
	1,370,961	@	Compuware Corp.			15,999,116
	654,265	@	Dell, Inc.			8,865,291
	95,650	@	Fiserv, Inc.			5,601,264
	381,000	@	Micron Technology, Inc.			3,055,620
	226,100	@	Western Digital Corp.			7,664,790
	994,210		Xerox Corp.			11,453,299
						87,623,799
			Materials:		5.3%
	68,000		Air Products & Chemicals, Inc.			6,184,600
	168,900		Celanese Corp.			6,953,613
	324,640		International Paper Co.			8,843,194
	367,300	@	Owens-Illinois, Inc.			11,276,110
	91,590		PPG Industries, Inc.			7,699,971
	273,340		Temple-Inland, Inc.			5,805,742
						46,763,230
			Telecommunication Services:		2.2%
	246,765	L	CenturyTel, Inc.			11,393,140
	183,720	@	NII Holdings, Inc.			8,204,935
						19,598,075
			Utilities:		9.4%
	341,150		Ameren Corp.			9,617,019
	511,835		CMS Energy Corp.			9,520,131
	206,295		Consolidated Edison, Inc.			10,226,043
	296,325		DPL, Inc.			7,618,516

	205,477		Edison International			7,931,412
	106,600		Exelon Corp.			4,438,824
	122,465	L	FirstEnergy Corp.			4,533,654
	464,710		PPL Corp.			12,231,167
	326,631		Public Service Enterprise Group, Inc.			10,390,132
	136,895		Sempra Energy			7,184,250
						83,691,148
			Total Common Stock
			( Cost $ 689,782,023 )			805,226,171

REAL ESTATE INVESTMENT TRUSTS:				6.2%
			Financials:		6.2%
	510,396	L	Annaly Capital Management, Inc.			9,146,296
	38,804		Boston Properties, Inc.			3,341,024
	300,538		Douglas Emmett, Inc.			4,988,931
	375,400		Duke Realty Corp.			4,677,484
	77,225		Equity Residential			4,011,839
	350,470		First Potomac Realty Trust			5,894,905
	594,115		Host Hotels & Resorts, Inc.			10,616,835
	189,541		Kilroy Realty Corp.			6,912,560
	170,630		Mack-Cali Realty Corp.			5,641,028

			Total Real Estate Investment Trusts
			( Cost $ 48,366,551 )			55,230,902

			Total Long-Term Investments
			( Cost $ 738,148,574 )			860,457,073

SHORT-TERM INVESTMENTS:				4.6%
			Mutual Funds:		3.0%
	26,390,817		Blackrock Liquidity Funds TempFund Portfolio - Class I			26,390,817

			Total Mutual Funds
			( Cost $ 26,390,817 )			26,390,817

			Securities Lending Collateralcc:		1.6%
	14,319,218		BNY Mellon Overnight Government Fund (1)			14,319,219
	214,360	R	BNY Institutional Cash Reserves Fund, Series B (1)(2)			171,488

			Total Securities Lending Collateral
			( Cost $ 14,533,579 )			14,490,707

			Total Short-Term Investments
			( Cost $ 40,924,396 )			40,881,524

			Total Investments in Securities
			( Cost $ 779,072,970 ) *	101.9%		$901,338,597
			Other Assets and Liabilities - Net	(1.9)		(17,109,690)
			Net Assets	100.0%		$884,228,907

		@	Non-income producing security
		cc	Securities purchased with cash collateral for securities loaned.
		(1)	Collateral received from brokers for securities lending was invested in these short-term investments.
		(2)	On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B)
			to hold certain Lehman Brothers defaulted debt obligations. The Portfolio's position in Series B is
			being fair valued daily. Please see the accompanying Notes to Financial Statements
			for additional details on securities lending.
		R	Restricted security
		L	Loaned security, a portion or all of the security is on loan at December 31, 2010.
PORTFOLIO OF INVESTMENTS
ING Retirement Conservative Portfolio as of December 31, 2010

Shares			Value

AFFILIATED INVESTMENT COMPANIES:		100.0%
	Affiliated Investment Companies:	100.0%
11,366,849	ING BlackRock Inflation Protected Bond Portfolio - Class I		$118,215,230
1,612,821	ING Euro STOXX 50 Index Portfolio - Class I		17,047,516
1,034,741	ING FTSE 100 Index Portfolio - Class I		12,965,309
200,627	ING Hang Seng Index Portfolio - Class I		2,816,805
703,661	ING Japan TOPIX Index Portfolio - Class I		7,873,972
881,113	ING Russell Mid Cap Index Portfolio - Class I		10,194,481
22,549,232	ING U.S. Bond Index Portfolio - Class I		242,178,753
9,473,455	ING U.S. Stock Index Portfolio - Class I		103,450,134

	Total Investments in Affiliated Investment Companies
	( Cost $ 478,269,021 ) *	100.0%	$514,742,200
	Other Assets and Liabilities - Net	(0.0)	(220,335)
	Net Assets	100.0%	$514,521,865

PORTFOLIO OF INVESTMENTS
ING Retirement Growth Portfolio as of December 31, 2010

Shares			Value

AFFILIATED INVESTMENT COMPANIES:		100.1%

43,717,421	ING Euro STOXX 50 Index Portfolio - Class I		$462,093,139
28,065,571	ING FTSE 100 Index Portfolio - Class I		351,661,600
5,147,609	ING Hang Seng Index Portfolio - Class I		72,272,429
19,225,028	ING Japan TOPIX Index Portfolio - Class I		215,128,068
58,022,065	ING Russell Mid Cap Index Portfolio - Class I		671,315,294
23,168,107	ING Russell Small Cap Index Portfolio - Class I		285,894,435
112,817,053	ING U.S. Bond Index Portfolio - Class I		1,211,655,153
142,525,816	ING U.S. Stock Index Portfolio - Class I		1,556,381,911

	Total Investments in Affiliated Investment Companies
	( Cost $ 4,236,599,988 ) *	100.1%	$4,826,402,029
	Other Assets and Liabilities - Net	(0.1)	(2,443,759)
	Net Assets	100.0%	$4,823,958,270

PORTFOLIO OF INVESTMENTS
ING Retirement Moderate Growth Portfolio as of December 31, 2010

Shares			Value

AFFILIATED INVESTMENT COMPANIES:		100.0%
	Affiliated Investment Companies:	100.0%
25,105,779	ING Euro STOXX 50 Index Portfolio - Class I		$265,368,089
16,135,066	ING FTSE 100 Index Portfolio - Class I		202,172,376
2,971,671	ING Hang Seng Index Portfolio - Class I		41,722,259
10,801,773	ING Japan TOPIX Index Portfolio - Class I		120,871,835
34,453,116	ING Russell Mid Cap Index Portfolio - Class I		398,622,556
10,699,882	ING Russell Small Cap Index Portfolio - Class I		132,036,545
109,420,716	ING U.S. Bond Index Portfolio - Class I		1,175,178,494
92,573,720	ING U.S. Stock Index Portfolio - Class I		1,010,905,020

	Total Investments in Affiliated Investment Companies
	( Cost $ 2,996,514,196 ) *	100.0%	$3,346,877,174
	Other Assets and Liabilities - Net	(0.0)	(1,669,453)
	Net Assets	100.0%	$3,345,207,721

PORTFOLIO OF INVESTMENTS
ING Retirement Moderate Portfolio as of December 31, 2010

Shares			Value

AFFILIATED INVESTMENT COMPANIES:		100.0%
	Affiliated Investment Companies:	100.0%
24,357,622	ING BlackRock Inflation Protected Bond Portfolio - Class I		$253,319,267
12,231,176	ING Euro STOXX 50 Index Portfolio - Class I		129,283,534
7,847,261	ING FTSE 100 Index Portfolio - Class I		98,326,179
1,452,166	ING Hang Seng Index Portfolio - Class I		20,388,413
5,422,640	ING Japan TOPIX Index Portfolio - Class I		60,679,347
13,362,309	ING Russell Mid Cap Index Portfolio - Class I		154,601,916
3,112,364	ING Russell Small Cap Index Portfolio - Class I		38,406,579
67,297,101	ING U.S. Bond Index Portfolio - Class I		722,770,863
43,089,989	ING U.S. Stock Index Portfolio - Class I		470,542,683

	Total Investments in Affiliated Investment Companies
	( Cost $ 1,786,821,487 ) *	100.0%	$1,948,318,781
	Other Assets and Liabilities - Net	(0.0)	(915,694)
	Net Assets	100.0%	$1,947,403,087

PORTFOLIO OF INVESTMENTS
ING T. Rowe Price Capital Appreciation Portfolio as of December 31, 2010

	Shares					Value

COMMON STOCK:				67.0%
			Consumer Discretionary:		6.5%
	492,219		Cablevision Systems Corp.			16,656,691
	599,145	@, L	Dollar General Corp.			18,375,777
	406,000	@	General Motors Co.			14,965,160
	247,800	@	Kohl's Corp.			13,465,452
	1,160,600		Lowe's Cos., Inc.			29,107,848
	245,500		Mattel, Inc.			6,243,065
	473,500		McDonald's Corp.			36,345,860
	3,873,033		Time Warner, Inc.			124,595,472
						259,755,325
			Consumer Staples:		10.8%
	132,400		Colgate-Palmolive Co.			10,640,988
	1,918,384		General Mills, Inc.			68,275,287
	1,558,900		Kellogg Co.			79,628,612
	312,673		Kimberly-Clark Corp.			19,710,906
	1,827,400		PepsiCo, Inc.			119,384,042
	552,300		Philip Morris International, Inc.			32,326,119
	1,601,273	S	Procter & Gamble Co.			103,009,892
						432,975,846
			Energy:		6.0%
	144,100	S	Chevron Corp.			13,149,125
	13,400		El Paso Corp.			184,384
	796,800	S	ExxonMobil Corp.			58,262,016
	3,523,400		Nexen, Inc.			80,685,860
	1,621,700		Spectra Energy Corp.			40,526,283
	1,928,100		Williams Cos., Inc.			47,662,632
						240,470,300
			Financials:		11.6%
	1,712,400		AON Corp.			78,787,524
	450,700		Charles Schwab Corp.			7,711,477
	2,000		CME Group, Inc.			643,500
	23,400		Franklin Resources, Inc.			2,602,314
	1,265,000	S	JPMorgan Chase & Co.			53,661,300
	1,880,100		Principal Financial Group, Inc.			61,216,056
	81,537		State Street Corp.			3,778,425
	4,954,900		US Bancorp.			133,633,653
	3,967,300		Wells Fargo & Co.			122,946,627
						464,980,876
			Health Care:		7.8%
	305,800		Covidien PLC			13,962,828
	107,100		CR Bard, Inc.			9,828,567
	333,102	@	Henry Schein, Inc.			20,449,132
	165,000	@	Laboratory Corp. of America Holdings			14,506,800
	25,200	S	McKesson Corp.			1,773,576
	7,127,237		Pfizer, Inc.			124,797,912

	2,291,300	@	Thermo Fisher Scientific, Inc.			126,846,368
						312,165,183
			Industrials:		8.8%
	504,801	@	Cooper Industries PLC			29,424,850
	2,194,762		Danaher Corp.			103,526,924
	789,300		Illinois Tool Works, Inc.			42,148,620
	1,836,200		Mitsubishi Corp.			49,488,787
	723,282		Republic Services, Inc.			21,597,201
	1,316,601		United Technologies Corp.			103,642,831
						349,829,213
			Information Technology:		10.9%
	932,200		Accenture PLC			45,202,378
	564,300	@	Amdocs Ltd.			15,501,321
	1,389,000		CA, Inc.			33,947,160
	598,100	@	Fiserv, Inc.			35,024,736
	870,763		Hewlett-Packard Co.			36,659,122
	858,500		International Business Machines Corp.			125,993,460
	70,000		Microsoft Corp.			1,954,400
	1,447,800		Texas Instruments, Inc.			47,053,500
	2,258,508		Tyco Electronics Ltd.			79,951,183
	726,600		Western Union Co.			13,492,962
						434,780,222
			Materials:		0.9%
	192,600		Air Products & Chemicals, Inc.			17,516,970
	277,600		Monsanto Co.			19,332,064
						36,849,034
			Telecommunication Services:		1.4%
	1,956,100	S	AT&T, Inc.			57,470,218
						57,470,218
			Utilities:		2.3%
	596,000	@	AES Corp.			7,259,280
	2,828,200		NV Energy, Inc.			39,736,210
	892,800		OGE Energy Corp.			40,658,112
	95,200	S	Pacific Gas & Electric Co.			4,554,368
						92,207,970
			Total Common Stock
			( Cost $ 2,233,977,541 )			2,681,484,187

REAL ESTATE INVESTMENT TRUSTS:
			Financials:		0.0%
	144,600	S	Prologis			2,088,024

			Total Real Estate Investment Trusts
			( Cost $ 1,778,580 )			2,088,024

PREFERRED STOCK:				2.1%
			Consumer Discretionary:		0.8%
	354,700	@	General Motors Co.			19,192,817
	333,900	P	Newell Financial Trust I			14,107,275
						33,300,092

			Consumer Staples:		0.1%
	42	#	HJ Heinz Finance Co.			4,529,438
						4,529,438
			Energy:		0.0%
	15,400		Goodrich Petroleum Corp.			591,668
						591,668
			Financials:		1.0%
	385,100		Affiliated Managers Group, Inc.			19,327,206
	308,200	L	Aspen Insurance Holdings Ltd.			16,929,426
	31,600		Citigroup, Inc.			4,319,404
	164	@, P	Federal National Mortgage Association - Convertible Series 2004-1			307,457
						40,883,493
			Utilities:		0.2%
	99,600		PPL Corp.			5,471,028
						5,471,028
			Total Preferred Stock
			( Cost $ 95,399,046 )			84,775,719

	Principal Amount					Value

CORPORATE BONDS/NOTES:				17.4%
			Consumer Discretionary:		5.0%
	$2,338,743		Ceder Fair L.P., 5.500%, due 12/31/16			2,366,724
	3,335,526		CSC Holdings, Inc., 1.003%, due 02/24/12			3,333,251
	17,298,248		CSC Holdings, Inc., 2.003%, due 03/30/16			17,406,362
	9,300,000		CSC Holdings, Inc., 7.625%, due 04/01/11			9,439,500
	4,875,000		DISH DBS Corp., 6.625%, due 10/01/14			5,070,000
	13,822,482		Dollar General Corp., 3.006%, due 07/07/14			13,849,160
	9,750,000		Dollar General Corp., 10.625%, due 07/15/15			10,651,875
	1,325,000	&	Dollar General Corp., 11.875%, due 07/15/17			1,543,625
	9,225,000		Dunkin Brands, Inc., 5.750%, due 10/25/17			9,347,157
	27,567,300		Federal Mogul Corp., 2.198%, due 06/27/15			25,780,361
	17,551,324		Federal Mogul Corp., 2.198%, due 12/27/15			16,413,629
	2,275,000		Fortune Brands, Inc., 5.125%, due 01/15/11			2,278,501
	21,924,000	+	Group 1 Automotive, Inc., 2.250% (step rate 2.000%), due 06/15/36			21,622,545
	4,965,000	#	Group 1 Automotive, Inc., 3.000%, due 03/15/20			6,200,044
	3,061,000	#	Hyatt Hotels Corp., 6.875%, due 08/15/19			3,351,810
	5,542,268		Intelesat Co., 2.754%, due 01/03/14			5,542,268
	9,695,000		Lamar Media Corp., 9.750%, due 04/01/14			11,197,725
	11,628,000		Liberty Media Corp., 3.125%, due 03/30/23			13,096,035
	1,650,000	#	MGM Resorts International, 9.000%, due 03/15/20			1,823,250
	2,130,000		MGM Resorts International, 10.375%, due 05/15/14			2,401,575
	2,130,000		MGM Resorts International, 13.000%, due 11/15/13			2,529,375
	3,175,000		Penske Auto Group, Inc., 7.750%, due 12/15/16			3,254,375
	2,375,000	#	Sirius XM Radio, Inc., 9.750%, due 09/01/15			2,677,813
	3,650,000		Starwood Hotels & Resorts Worldwide, Inc., 7.875%, due 10/15/14			4,161,000
	4,465,579		Univision Communications, Inc., 4.511%, due 03/29/17			4,253,464
						199,591,424
			Consumer Staples:		0.5%
	5,925,234		Reynolds Consumer Products, 6.750%, due 11/05/15			5,986,958

	3,478,125		Reynolds Group, 6.250%, due 05/16/16			3,510,732
	8,600,000		Reynolds Group, 6.500%, due 05/05/16			8,695,529
						18,193,219
			Energy:		2.3%
	2,815,000		Buckeye Partners L.P., 5.500%, due 08/15/19			2,977,890
	11,950,000	#	Consol Energy, Inc., 8.000%, due 04/01/17			12,786,500
	3,600,000		Forest Oil Corp., 8.500%, due 02/15/14			3,951,000
	622,000		Goodrich Petroleum Corp., 3.250%, due 12/01/26			620,445
	1,415,000	#	Gulfstream Natural Gas System LLC, 6.950%, due 06/01/16			1,653,017
	8,471,000		Oil States International, Inc., 2.375%, due 07/01/25			17,418,494
	30,474,000	L	Peabody Energy Corp., 4.750%, due 12/15/41			39,578,108
	1,125,000		PetroHawk Energy Corp., 10.500%, due 08/01/14			1,288,125
	1,715,000		Pride International, Inc., 8.500%, due 06/15/19			1,959,388
	1,220,000		QEP Resources, Inc., 6.800%, due 03/01/20			1,206,392
	3,400,000		Quicksilver Resources, Inc., 11.750%, due 01/01/16			3,978,000
	2,125,000		Range Resources Corp., 8.000%, due 05/15/19			2,324,219
	1,208,000	#	Southeast Supply Header LLC, 4.850%, due 08/15/14			1,267,674
	1,270,000		Spectra Energy Capital, LLC, 5.650%, due 03/01/20			1,351,535
						92,360,787
			Financials:		1.8%
	6,000,000		CIT Group, Inc., 6.250%, due 07/27/15			6,128,748
	8,250,000		Fidelity National Title Group, Inc., 5.250%, due 06/07/16			8,364,263
	2,750,000		Fifth Third Bank, 5.500%, due 11/22/16			2,776,125
	250,000		Fifth Third Bank, 8.250%, due 11/22/17			255,000
	15,463,000	#	Host Hotels & Resorts L.P., 2.625%, due 04/15/27			15,385,685
	10,200,000	#	International Lease Finance Corp., 6.500%, due 09/01/14			10,863,000
	300,000	#	International Lease Finance Corp., 6.750%, due 09/01/16			321,750
	1,175,000		International Lease Finance Corp., 7.000%, due 03/05/16			1,197,031
	600,000	#	International Lease Finance Corp., 7.125%, due 09/01/18			640,500
	5,125,000		Janus Capital Group, Inc., 6.950%, due 06/15/17			5,346,272
	3,233,750		MSCI, Inc. - Class A, 4.750%, due 06/01/16			3,261,036
	10,199,560		Nuveen Investments, 3.289%, due 11/09/14			9,724,648
	6,376,680		Pinnacle Foods Finance LLC, 2.761%, due 04/02/14			6,266,581
	1,893,832		Pinnacle Foods Finance LLC, 6.000%, due 04/02/14			1,918,295
						72,448,934
			Health Care:		1.1%
	9,565,885		Bausch & Lomb, Inc., 3.539%, due 01/22/15			9,546,295
	1,230,000		Beckman Coulter, Inc., 7.000%, due 06/01/19			1,352,295
	20,562,595		HCA, Inc., 1.553%, due 11/18/12			20,289,504
	2,355,000		Life Technologies Corp., 3.375%, due 03/01/13			2,409,591
	10,265,000	L	LifePoint Hospitals, Inc., 3.250%, due 08/15/25			10,303,494
						43,901,179
			Industrials:		0.6%
	630,000		Actuant Corp., 2.000%, due 11/15/23			861,525
	1,203,224		American Airlines Pass-Through Trust, 10.375%, due 07/02/19			1,419,804
	2,677,224		Continental Airlines, Inc., 9.000%, due 07/08/16			3,065,421
	2,386,825		Delta Airlines, Inc., 7.750%, due 12/17/19			2,643,409
	3,520,000		RBS Global, Inc. and Rexnord Corp., 8.500%, due 05/01/18			3,757,600
	5,000,000		Rexnord, LLC, 2.813%, due 07/19/13			4,935,940
	4,915,000		Tyco Electronics Group S.A., 6.000%, due 10/01/12			5,286,648

	2,420,000		US Airways 2010-1 Class A Pass-Through Trust, 6.250%, due 04/22/23			2,413,950
	950,000		US Airways 2010-1 Class B Pass-Through Trust, 8.500%, due 04/22/17			955,938
						25,340,235
			Information Technology:		2.5%
	8,804,000		Alcatel-Lucent USA, Inc., 2.875%, due 06/15/25			8,352,795
	2,425,000		Brocade Communications Systems, Inc., 6.625%, due 01/15/18			2,564,438
	575,000		Brocade Communications Systems, Inc., 6.875%, due 01/15/20			615,250
	9,825,000	#	CC Holdings GS V LLC/Crown Castle GS III Corp., 7.750%, due 05/01/17			10,782,938
	34,196,093		First Data Corp., 3.003%, due 09/24/14			31,602,011
	5,137,125		Interactive Data Corp., 6.750%, due 11/03/16			5,217,372
	10,883,000		JDS Uniphase Corp., 1.000%, due 05/15/26			10,366,058
	2,916,000		Linear Technology Corp., 3.000%, due 05/01/27			3,105,540
	9,135,000	L	Newport Corp., 2.500%, due 02/15/12			9,431,888
	16,105,000		Xilinx, Inc., 3.125%, due 03/15/37			16,829,725
						98,868,015
			Materials:		1.7%
	1,325,000		Ball Corp., 7.375%, due 09/01/19			1,431,000
	17,858,016		Georgia-Pacific Corp., 2.300%, due 12/20/12			17,871,214
	11,173,461		Georgia-Pacific Corp., 3.550%, due 12/23/14			11,233,697
	2,300,000	#	Georgia-Pacific Corp., 8.250%, due 05/01/16			2,607,625
	1,488,750		Nalco Co., 2.053%, due 05/01/16			1,486,889
	3,055,000		Newmont Mining Corp., 1.250%, due 07/15/14			4,395,381
	7,641,000		Newmont Mining Corp., 1.625%, due 07/15/17			11,146,309
	1,125,000		Silgan Holdings, Inc., 7.250%, due 08/15/16			1,203,750
	8,416,000		United States Steel Corp., 4.000%, due 05/15/14			16,369,120
						67,744,985
			Telecommunication Services:		1.1%
	3,555,000		American Tower Corp., 4.500%, due 01/15/18			3,529,205
	750,000		CCO Holdings LLC / CCO Holdings Capital Corp., 2.756%, due 09/06/14			780,670
	1,503,496		Charter Communications, 2.260%, due 03/06/14			1,487,009
	14,542,954		Charter Communications, 3.560%, due 09/06/16			14,383,898
	3,099,721		Charter Communications, 7.250%, due 03/06/14			3,226,478
	8,150,000		Crown Castle International Corp., 9.000%, due 01/15/15			9,026,125
	2,656,000		SBA Communications Corp., 1.875%, due 05/01/13			2,991,320
	825,000		SBA Telecommunications, Inc., 8.000%, due 08/15/16			897,188
	625,000		SBA Telecommunications, Inc., 8.250%, due 08/15/19			685,938
	775,000		Sprint Capital Corp., 6.900%, due 05/01/19			769,188
	7,025,000		Sprint Capital Corp., 8.375%, due 03/15/12			7,464,063
						45,241,082
			Utilities:		0.8%
	985,000		Black Hills Corp., 9.000%, due 05/15/14			1,131,484
	7,875,000	#	Calpine Construction Finance Co. L.P., 8.000%, due 06/01/16			8,406,563
	14,747,573		Calpine Corp., 7.000%, due 04/21/17			15,016,023
	3,150,000	#	Calpine Corp., 7.500%, due 02/15/21			3,118,500
	485,000		CMS Energy Corp., 6.250%, due 02/01/20			497,383
	1,940,000	#	E.CL SA, 5.625%, due 01/15/21			1,931,580
	1,135,000	#	Florida Gas Transmission Co. LLC, 4.000%, due 07/15/15			1,172,719
	2,440,000		Otter Tail Corp., 9.000%, due 12/15/16			2,653,500
						33,927,752
			Total Corporate Bonds/Notes

			( Cost $ 625,063,311 )			697,617,612

			Total Long-Term Investments
			( Cost $ 2,956,218,478 )			3,465,965,542

	Shares					Value

SHORT-TERM INVESTMENTS:				14.5%
			Mutual Funds:		13.3%
	532,453,300		T. Rowe Price Reserve Investment Fund			532,453,300

			Total Mutual Funds
			( Cost $ 532,453,300 )			532,453,300

			Securities Lending Collateralcc:		1.2%
	45,128,098		BNY Mellon Overnight Government Fund (1)			45,128,098
	2,552,122	R	BNY Institutional Cash Reserves Fund, Series B (1)(2)			2,041,698

			Total Securities Lending Collateral
			( Cost $ 47,680,220 )			47,169,796

			Total Short-Term Investments
			( Cost $ 580,133,520 )			579,623,096

			Total Investments in Securities
			( Cost $ 3,536,351,998 ) *	101.0%		4,045,588,638
			Other Assets and Liabilities - Net	(1.0)		(40,892,234)
			Net Assets	100.0%		4,004,696,404

		@	Non-income producing security
		&	Payment-in-kind
		+	Step-up basis bonds. Interest rates shown reflect current and next coupon rates.
		#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may
			not be resold subject to that rule except to qualified institutional buyers. Unless otherwise
			noted, these securities have been determined to be liquid under the guidelines established
			by the Funds' Board of Directors/Trustees.
		P	Preferred Stock may be called prior to convertible date.
		cc	Securities purchased with cash collateral for securities loaned.
		(1)	Collateral received from brokers for securities lending was invested in these short-term investments.
		(2)	On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B)
			to hold certain Lehman Brothers defaulted debt obligations. The Portfolio's position in Series B is
			being fair valued daily. Please see the accompanying Notes to Financial Statements
			for additional details on securities lending.
		S	All or a portion of this security has been identified by the Fund to cover future
			collateral requirements for applicable futures, options, swaps, foreign currency
			contracts and/or when-issued or delayed-delivery securities.
		R	Restricted security
		L	Loaned security, a portion or all of the security is on loan at December 31, 2010.
		S	All or a portion of this security has been identified by the Fund to cover future
			collateral requirements for applicable futures, options, swaps, foreign currency

			contracts and/or when-issued or delayed-delivery securities.
PORTFOLIO OF INVESTMENTS
ING T. Rowe Price Equity Income Portfolio as of December 31, 2010

	Shares					Value

COMMON STOCK:				95.5%
			Consumer Discretionary:		15.3%
	289,800	@	Bed Bath & Beyond, Inc.			$14,243,670
	347,400		Cablevision Systems Corp.			11,756,016
	369,100		Comcast Corp. - Class A			8,109,127
	186,700		D.R. Horton, Inc.			2,227,331
	360,300		Fortune Brands, Inc.			21,708,075
	142,100	@	General Motors Co.			5,237,806
	146,800		Genuine Parts Co.			7,536,712
	250,500		H&R Block, Inc.			2,983,455
	213,200		Harley-Davidson, Inc.			7,391,644
	720,100		Home Depot, Inc.			25,246,706
	257,000		Macy's, Inc.			6,502,100
	90,675	@	Madison Square Garden, Inc.			2,337,602
	300,425		Marriott International, Inc.			12,479,655
	525,700		Mattel, Inc.			13,368,551
	418,100		McGraw-Hill Cos., Inc.			15,223,021
	204,700	@, L	MGM Resorts International			3,039,795
	517,200	@	New York Times Co.			5,068,560
	120,000		Tiffany & Co.			7,472,400
	634,366		Time Warner, Inc.			20,407,554
	469,700		Walt Disney Co.			17,618,447
	186,400		Whirlpool Corp.			16,557,912
	386,300		WPP PLC			4,775,659
						231,291,798
			Consumer Staples:		3.8%
	131,900		Archer-Daniels-Midland Co.			3,967,552
	169,400		Campbell Soup Co.			5,886,650
	18,700		Clorox Co.			1,183,336
	218,800		ConAgra Foods, Inc.			4,940,504
	438,000		Hershey Co.			20,651,700
	220,000		Kimberly-Clark Corp.			13,868,800
	139,400		McCormick & Co., Inc.			6,486,282
						56,984,824
			Energy:		14.0%
	239,800		Anadarko Petroleum Corp.			18,263,168
	107,200		Baker Hughes, Inc.			6,128,624
	301,624		BP PLC ADR			13,322,732
	440,390		Chevron Corp.			40,185,588
	145,000		ConocoPhillips			9,874,500
	459,124		ExxonMobil Corp.			33,571,147
	316,500		Murphy Oil Corp.			23,595,075
	438,800		Royal Dutch Shell PLC ADR - Class A			29,303,064
	258,300		Schlumberger Ltd.			21,568,050
	277,650		Spectra Energy Corp.			6,938,474
	230,000		Sunoco, Inc.			9,271,300

						212,021,722
			Financials:		19.0%
	352,000		Allstate Corp.			11,221,760
	685,300		American Express Co.			29,413,076
	1,854,419		Bank of America Corp.			24,737,949
	458,000		Bank of New York Mellon Corp.			13,831,600
	217,000		Capital One Financial Corp.			9,235,520
	111,000		Chubb Corp.			6,620,040
	1,019,644		JPMorgan Chase & Co.			43,253,298
	723,500		Keycorp			6,402,975
	394,200		Legg Mason, Inc.			14,297,634
	378,277		Lincoln National Corp.			10,519,883
	579,700		Marsh & McLennan Cos., Inc.			15,848,998
	441,100		Marshall & Ilsley Corp.			3,052,412
	140,100		Morgan Stanley			3,812,121
	271,400		NYSE Euronext			8,136,572
	756,600		Regions Financial Corp.			5,296,200
	732,600	@	SLM Corp.			9,223,434
	302,100	L	Sun Life Financial, Inc.			9,093,210
	386,600		SunTrust Bank			11,408,566
	866,600		US Bancorp.			23,372,202
	913,900		Wells Fargo & Co.			28,321,761
						287,099,211
			Health Care:		5.4%
	133,500	@	Amgen, Inc.			7,329,150
	89,300		Beckman Coulter, Inc.			6,718,039
	440,300		Bristol-Myers Squibb Co.			11,659,144
	269,300		Eli Lilly & Co.			9,436,272
	254,200		Johnson & Johnson			15,722,270
	411,200		Merck & Co., Inc.			14,819,648
	878,176		Pfizer, Inc.			15,376,862
						81,061,385
			Industrials:		12.9%
	278,400		3M Co.			24,025,920
	236,300		Avery Dennison Corp.			10,004,942
	188,300		Boeing Co.			12,288,458
	193,400	@	Cooper Industries PLC			11,273,286
	66,900		Eaton Corp.			6,791,019
	111,600		Emerson Electric Co.			6,380,172
	2,142,900		General Electric Co.			39,193,642
	333,000		Honeywell International, Inc.			17,702,280
	374,500		Illinois Tool Works, Inc.			19,998,300
	224,300		ITT Corp.			11,688,273
	113,500		Lockheed Martin Corp.			7,934,785
	609,800		Masco Corp.			7,720,068
	229,600		United Parcel Service, Inc. - Class B			16,664,368
	223,800	@, L	USG Corp.			3,766,554
						195,432,067
			Information Technology:		6.5%
	397,500		Analog Devices, Inc.			14,973,825

	778,500		Applied Materials, Inc.			10,937,925
	409,600	@	Cisco Systems, Inc.			8,286,208
	233,600		Computer Sciences Corp.			11,586,560
	481,900	@	Dell, Inc.			6,529,745
	290,600	@	eBay, Inc.			8,087,398
	289,800	@	Electronic Arts, Inc.			4,746,924
	279,600		Hewlett-Packard Co.			11,771,160
	649,400		Microsoft Corp.			18,131,248
	91,600		Texas Instruments, Inc.			2,977,000
						98,027,993
			Materials:		6.4%
	287,700		EI Du Pont de Nemours & Co.			14,350,476
	232,400		International Flavors & Fragrances, Inc.			12,919,116
	655,293		International Paper Co.			17,850,181
	302,500		MeadWestvaco Corp.			7,913,400
	253,300		Monsanto Co.			17,639,812
	350,300		Nucor Corp.			15,350,146
	255,700	L	Vulcan Materials Co.			11,342,852
						97,365,983
			Telecommunication Services:		4.1%
	981,003		AT&T, Inc.			28,821,868
	1,700,100		Qwest Communications International, Inc.			12,937,761
	379,150		Verizon Communications, Inc.			13,565,987
	2,262,100		Vodafone Group PLC			5,938,326
						61,263,942
			Utilities:		8.1%
	240,900		CenterPoint Energy, Inc.			3,786,948
	237,100		Constellation Energy Group, Inc.			7,262,373
	520,300		Duke Energy Corp.			9,266,543
	218,200		Entergy Corp.			15,455,106
	379,900		Exelon Corp.			15,819,036
	173,200	L	FirstEnergy Corp.			6,411,864
	747,300		NiSource, Inc.			13,167,426
	151,200	@	NRG Energy, Inc.			2,954,448
	189,800		Pacific Gas & Electric Co.			9,080,032
	185,900		Pinnacle West Capital Corp.			7,705,555
	282,900		PPL Corp.			7,445,928
	238,600		Progress Energy, Inc.			10,374,328
	191,500		TECO Energy, Inc.			3,408,700
	440,300		Xcel Energy, Inc.			10,369,065
						122,507,352
			Total Common Stock
			( Cost $ 1,291,435,749 )			1,443,056,277

REAL ESTATE INVESTMENT TRUSTS:				0.3%
			Financials:		0.3%
	271,951		Weyerhaeuser Co.			5,148,032

			Total Real Estate Investment Trusts
			( Cost $ 6,158,988 )			5,148,032

PREFERRED STOCK:				0.6%
			Consumer Discretionary:		0.6%
	165,100	@	General Motors Co.			8,933,561

			Total Preferred Stock
			( Cost $ 8,377,494 )			8,933,561

			Total Long-Term Investments
			( Cost $ 1,305,972,231 )			1,457,137,870

SHORT-TERM INVESTMENTS:				2.9%
			Mutual Funds:		2.1%
	31,703,632		T. Rowe Price Reserve Investment Fund			31,703,632

			Total Mutual Funds
			( Cost $ 31,703,632 )			31,703,632

			Securities Lending Collateralcc:		0.8%
	10,915,229		BNY Mellon Overnight Government Fund (1)			10,915,229
	2,183,316	R	BNY Institutional Cash Reserves Fund, Series B (1)(2)			1,746,651

			Total Securities Lending Collateral
			( Cost $ 13,098,544 )			12,661,880

			Total Short-Term Investments
			( Cost $ 44,802,176 )			44,365,512

			Total Investments in Securities
			( Cost $ 1,350,774,407 ) *	99.3%		$1,501,503,382
			Other Assets and Liabilities - Net	0.7		10,261,371
			Net Assets	100.0%		$1,511,764,753

		@	Non-income producing security
		ADR	American Depositary Receipt
		cc	Securities purchased with cash collateral for securities loaned.
		(1)	Collateral received from brokers for securities lending was invested in these short-term investments.
		(2)

On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Portfolio's position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.

		R	Restricted security
		L	Loaned security, a portion or all of the security is on loan at December 31, 2010.
PORTFOLIO OF INVESTMENTS
ING Templeton Global Growth Portfolio as of December 31, 2010

	Shares					Value

COMMON STOCK:				98.8%
			Austria:		0.5%
	229,810		Telekom Austria AG			$3,239,160
						3,239,160
			Bermuda:		2.9%
	52,820		RenaissanceRe Holdings Ltd.			3,364,106
	159,290		Tyco Electronics Ltd.			5,638,866
	197,890		Tyco International Ltd.			8,200,562
						17,203,534
			Brazil:		1.0%
	90,050		Embraer SA ADR			2,647,470
	111,130		Vale S.A. ADR			3,358,349
						6,005,819
			China:		0.2%
	25,000	L	China Telecom Corp., Ltd. ADR			1,307,000
						1,307,000
			France:		7.0%
	182,924		AXA S.A.			3,044,850
	56,312		Cie Generale des Etablissements Michelin			4,042,395
	290,480		France Telecom S.A.			6,078,544
	184,260		Sanofi-Aventis			11,813,055
	165,330		Total S.A.			8,805,894
	292,500		Vivendi			7,903,835
						41,688,573
			Germany:		5.0%
	58,470		Bayerische Motoren Werke AG			4,606,678
	162,440		Deutsche Post AG			2,755,828
	37,240		Merck KGaA			2,981,445
	24,040		Muenchener Rueckversicherungs AG			3,640,972
	109,820		SAP AG			5,601,113
	80,700		Siemens AG			9,996,684
						29,582,720
			Hong Kong:		1.7%
	655,800	@	AIA Group Ltd.			1,843,509
	229,000		Cheung Kong Holdings Ltd.			3,529,228
	285,500		Swire Pacific Ltd.			4,690,775
						10,063,512
			India:		0.6%
	76,440		ICICI Bank Ltd. ADR			3,870,922
						3,870,922
			Ireland:		4.6%
	281,790		Accenture PLC			13,663,997
	196,080		Covidien PLC			8,953,013
	242,886		CRH PLC			5,067,574
						27,684,584
			Italy:		2.1%

	259,567		ENI S.p.A.			5,689,037
	1,120,867		Intesa Sanpaolo S.p.A.			3,047,234
	1,687,948		UniCredito Italiano S.p.A.			3,499,398
						12,235,669
			Japan:		3.3%
	91,300		Fuji Photo Film Co., Ltd.			3,288,506
	381,500		Konica Minolta Holdings, Inc.			3,942,941
	13,800		Nintendo Co., Ltd.			4,028,934
	132,900		Toyota Motor Corp.			5,232,066
	35,580		USS Co., Ltd.			2,903,494
						19,395,941
			Netherlands:		3.8%
	180,730		Koninklijke Philips Electronics NV			5,540,700
	78,650	@	Randstad Holdings NV			4,156,579
	289,237		Royal Dutch Shell PLC - Class B			9,577,948
	138,258		SBM Offshore NV			3,102,038
						22,377,265
			Norway:		0.5%
	118,450		Statoil ASA			2,821,248
						2,821,248
			Russia:		0.5%
	113,600		Gazprom OAO ADR			2,889,984
						2,889,984
			Singapore:		2.8%
	313,980		DBS Group Holdings Ltd.			3,504,506
	570,980	@	Flextronics International Ltd.			4,482,193
	3,607,000		Singapore Telecommunications Ltd.			8,571,467
						16,558,166
			South Korea:		3.8%
	47,341	@	Hyundai Motor Co.			7,228,001
	85,760	@	KB Financial Group, Inc.			4,510,497
	12,787		Samsung Electronics Co., Ltd.			10,678,887
						22,417,385
			Spain:		1.3%
	36,006		Inditex S.A.			2,695,177
	233,371	@	Telefonica S.A.			5,327,870
						8,023,047
			Sweden:		1.2%
	191,280		Svenska Cellulosa AB - B Shares			3,020,091
	352,208		Telefonaktiebolaget LM Ericsson			4,081,674
						7,101,765
			Switzerland:		6.5%
	65,450		ACE Ltd.			4,074,263
	56,800		Adecco S.A.			3,724,908
	43,430		Lonza Group AG			3,481,134
	113,440		Nestle S.A.			6,645,732
	164,940		Novartis AG			9,709,293
	38,430		Roche Holding AG - Genusschein			5,633,563
	65,120		Swiss Reinsurance			3,493,482
	129,310	@	UBS AG - Reg			2,123,097

						38,885,472
			Taiwan:		1.2%
	548,998		Taiwan Semiconductor Manufacturing Co., Ltd. ADR			6,884,435
						6,884,435
			Turkey:		0.5%
	192,400		Turkcell Iletisim Hizmet AS ADR			3,295,812
						3,295,812
			United Kingdom:		12.2%
	1,091,710		Aviva PLC			6,710,575
	530,620		BAE Systems PLC			2,733,108
	134,970		BG Group PLC			2,737,894
	1,013,150		BP PLC			7,467,860
	589,080		Compass Group PLC			5,346,436
	478,880		GlaxoSmithKline PLC			9,286,829
	543,119		HSBC Holdings PLC			5,546,045
	1,458,820		Kingfisher PLC			6,009,920
	360,330		Pearson PLC			5,678,478
	778,460		Tesco PLC			5,161,981
	4,003,597		Vodafone Group PLC			10,509,998
	177,485	@	Wolseley PLC			5,681,668
						72,870,792
			United States:		35.6%
	53,800		Abbott Laboratories			2,577,558
	195,380	L	Alcoa, Inc.			3,006,898
	119,120		American Express Co.			5,112,630
	246,550	@	Amgen, Inc.			13,535,595
	52,680		AT&T, Inc.			1,547,738
	84,900		Baker Hughes, Inc.			4,853,733
	208,130		Bank of America Corp.			2,776,454
	52,370	@	Biogen Idec, Inc.			3,511,409
	51,560		Bristol-Myers Squibb Co.			1,365,309
	514,160	@	Brocade Communications Systems, Inc.			2,719,906
	38,830		Chevron Corp.			3,543,238
	335,270	@	Cisco Systems, Inc.			6,782,512
	482,830		Comcast Corp. - Class A			10,607,775
	35,270		Comcast Corp. - Special Class A			733,969
	175,615		CVS Caremark Corp.			6,106,134
	153,920	@	Dell, Inc.			2,085,616
	68,200		Expedia, Inc.			1,711,138
	57,410		FedEx Corp.			5,339,704
	357,610		General Electric Co.			6,540,687
	191,680		Halliburton Co.			7,826,294
	71,240		Home Depot, Inc.			2,497,674
	71,820		JPMorgan Chase & Co.			3,046,604
	127,090		Medtronic, Inc.			4,713,768
	190,820		Merck & Co., Inc.			6,877,153
	503,450		Microsoft Corp.			14,056,322
	676,860		News Corp. - Class A			9,855,082
	44,600	@	Noble Corp.			1,595,342
	451,900		Oracle Corp.			14,144,470

	585,310		Pfizer, Inc.			10,248,778
	244,340		Progressive Corp.			4,855,036
	117,220		Quest Diagnostics			6,326,363
	209,470	@	Seagate Technology, Inc.			3,148,334
	894,940	@	Sprint Nextel Corp.			3,785,596
	62,540		Target Corp.			3,760,530
	71,822		Time Warner Cable, Inc.			4,742,407
	144,433		Time Warner, Inc.			4,646,410
	11,700		Torchmark Corp.			698,958
	108,670		United Parcel Service, Inc. - Class B			7,887,269
	188,790		Viacom - Class B			7,477,972
	145,450		Walt Disney Co.			5,455,830
						212,104,195
			Total Common Stock
			( Cost $ 585,532,577 )			588,507,000

	Principal Amount					Value

SHORT-TERM INVESTMENTS:				1.2%
			U.S. Government Agency Obligations:		0.9%
	$5,300,000	Z	Federal Home Loan Bank, 0.001%, due 01/03/11			$5,300,000

			Total U.S. Government Agency Obligations
			( Cost $ 5,300,000 )			5,300,000

	Shares					Value

			Securities Lending Collateralcc:		0.3%
	1,254,673		BNY Mellon Overnight Government Fund (1)			$1,254,673
	721,212	R	BNY Institutional Cash Reserves Fund, Series B (1)(2)			576,969

			Total Securities Lending Collateral
			( Cost $ 1,975,885 )			1,831,642

			Total Short-Term Investments
			( Cost $ 7,275,885 )			7,131,642

			Total Investments in Securities
			( Cost $ 592,808,462 ) *	100.0%		$595,638,642
			Other Assets and Liabilities - Net	0.0		144,131
			Net Assets	100.0%		$595,782,773

		@	Non-income producing security
		ADR	American Depositary Receipt
		cc	Securities purchased with cash collateral for securities loaned.
		(1)	Collateral received from brokers for securities lending was invested in these short-term investments.
		(2)

On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Portfolio's position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.

		R	Restricted security
		L	Loaned security, a portion or all of the security is on loan at December 31, 2010.
		Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.
PORTFOLIO OF INVESTMENTS
ING U.S. Stock Index Portfolio as of December 31, 2010

	Shares					Value

COMMON STOCK:				98.1%
			Consumer Discretionary:		10.6%
	28,400		Abercrombie & Fitch Co.			$1,636,692
	114,685	@	Amazon.com, Inc.			20,643,300
	41,126	@	Apollo Group, Inc. - Class A			1,624,066
	20,630	@, L	Autonation, Inc.			581,766
	8,767	@	Autozone, Inc.			2,389,797
	83,824	@	Bed Bath & Beyond, Inc.			4,119,950
	106,855		Best Buy Co., Inc.			3,664,058
	24,412	@	Big Lots, Inc.			743,590
	77,600		Cablevision Systems Corp.			2,625,984
	72,700	@	Carmax, Inc.			2,317,676
	139,315	S	Carnival Corp.			6,423,815
	220,250		CBS Corp. - Class B			4,195,763
	95,915		Coach, Inc.			5,305,059
	902,463	S	Comcast Corp. - Class A			19,827,112
	90,815		D.R. Horton, Inc.			1,083,423
	44,769		Darden Restaurants, Inc.			2,079,072
	20,200		DeVry, Inc.			969,196
	269,620	@	DIRECTV			10,765,927
	92,000	@	Discovery Communications, Inc. - Class A			3,836,400
	65,400		Expedia, Inc.			1,640,886
	40,743		Family Dollar Stores, Inc.			2,025,335
	1,211,868	@, S	Ford Motor Co.			20,347,264
	49,328		Fortune Brands, Inc.			2,972,012
	49,000	@	GameStop Corp.			1,121,120
	77,323		Gannett Co., Inc.			1,166,804
	142,112		Gap, Inc.			3,146,360
	50,967		Genuine Parts Co.			2,616,646
	78,562	@	Goodyear Tire & Rubber Co.			930,960
	99,818		H&R Block, Inc.			1,188,832
	76,190		Harley-Davidson, Inc.			2,641,507
	22,460	@	Harman International Industries, Inc.			1,039,898
	44,023		Hasbro, Inc.			2,077,005
	530,100		Home Depot, Inc.			18,585,306
	96,430		International Game Technology			1,705,847
	158,125	@	Interpublic Group of Cos., Inc.			1,679,288
	76,522		JC Penney Co., Inc.			2,472,426
	218,146		Johnson Controls, Inc.			8,333,177
	99,653	@	Kohl's Corp.			5,415,144
	47,411		Leggett & Platt, Inc.			1,079,074
	51,475	L	Lennar Corp.			965,156
	85,538		Limited Brands, Inc.			2,628,583
	446,352		Lowe's Cos., Inc.			11,194,508
	136,959		Macy's, Inc.			3,465,063
	93,119		Marriott International, Inc.			3,868,163

	116,100		Mattel, Inc.			2,952,423
	341,756	S	McDonald's Corp.			26,233,191
	99,297		McGraw-Hill Cos., Inc.			3,615,404
	11,833	L	Meredith Corp.			410,013
	14,000	@	NetFlix, Inc.			2,459,800
	93,853		Newell Rubbermaid, Inc.			1,706,248
	738,625		News Corp. - Class A			10,754,380
	123,670		Nike, Inc.			10,563,891
	54,469		Nordstrom, Inc.			2,308,396
	97,462		Omnicom Group			4,463,760
	45,200	@	O'Reilly Automotive, Inc.			2,730,984
	20,900		Polo Ralph Lauren Corp.			2,318,228
	15,900	@	Priceline.com, Inc.			6,352,845
	108,772	@	Pulte Homes, Inc.			817,965
	36,843		RadioShack Corp.			681,227
	39,000		Ross Stores, Inc.			2,466,750
	29,100		Scripps Networks Interactive - Class A			1,505,925
	14,282	@, L	Sears Holding Corp.			1,053,298
	53,700		Stanley Black & Decker, Inc.			3,590,919
	233,919		Staples, Inc.			5,326,336
	239,751		Starbucks Corp.			7,703,200
	61,624		Starwood Hotels & Resorts Worldwide, Inc.			3,745,507
	229,049		Target Corp.			13,772,716
	40,868		Tiffany & Co.			2,544,850
	115,019		Time Warner Cable, Inc.			7,594,705
	358,851		Time Warner, Inc.			11,544,237
	128,005		TJX Cos., Inc.			5,682,142
	41,600	@	Urban Outfitters, Inc.			1,489,696
	28,051		VF Corp.			2,417,435
	195,520		Viacom - Class B			7,744,547
	612,449	S	Walt Disney Co.			22,972,962
	1,740	L	Washington Post			764,730
	24,556		Whirlpool Corp.			2,181,309
	56,634		Wyndham Worldwide Corp.			1,696,755
	24,500		Wynn Resorts Ltd.			2,544,080
	151,610		Yum! Brands, Inc.			7,436,471
						393,286,335
			Consumer Staples:		10.6%
	675,292		Altria Group, Inc.			16,625,689
	206,680		Archer-Daniels-Midland Co.			6,216,934
	138,803		Avon Products, Inc.			4,033,615
	33,568		Brown-Forman Corp.			2,337,004
	61,900	S	Campbell Soup Co.			2,151,025
	45,127		Clorox Co.			2,855,637
	751,047		Coca-Cola Co.			49,396,361
	109,612		Coca-Cola Enterprises, Inc.			2,743,588
	156,175		Colgate-Palmolive Co.			12,551,785
	142,200	L	ConAgra Foods, Inc.			3,210,876
	57,665	@	Constellation Brands, Inc.			1,277,280
	139,800	S	Costco Wholesale Corp.			10,094,958

	439,547	S	CVS Caremark Corp.			15,283,049
	58,920	@	Dean Foods Co.			520,853
	73,500		Dr Pepper Snapple Group, Inc.			2,584,260
	36,685		Estee Lauder Cos., Inc.			2,960,480
	207,114		General Mills, Inc.			7,371,187
	50,004		Hershey Co.			2,357,689
	103,781		HJ Heinz Co.			5,133,008
	22,400		Hormel Foods Corp.			1,148,224
	38,650		JM Smucker Co.			2,537,373
	82,180		Kellogg Co.			4,197,754
	131,937		Kimberly-Clark Corp.			8,317,308
	565,000	S	Kraft Foods, Inc.			17,803,150
	206,292		Kroger Co.			4,612,689
	48,406		Lorillard, Inc.			3,972,196
	42,968		McCormick & Co., Inc.			1,999,301
	66,200		Mead Johnson Nutrition Co.			4,120,950
	51,186		Molson Coors Brewing Co.			2,569,025
	512,640		PepsiCo, Inc.			33,490,771
	586,892		Philip Morris International, Inc.			34,350,789
	905,427		Procter & Gamble Co.			58,246,119
	109,344		Reynolds American, Inc.			3,566,801
	120,606		Safeway, Inc.			2,712,429
	206,784		Sara Lee Corp.			3,620,788
	68,633		Supervalu, Inc.			660,936
	189,254		Sysco Corp.			5,564,068
	96,420		Tyson Foods, Inc.			1,660,352
	299,467		Walgreen Co.			11,667,234
	633,673		Wal-Mart Stores, Inc.			34,173,985
	47,600	@	Whole Foods Market, Inc.			2,408,084
						393,105,604
			Energy:		12.0%
	160,278		Anadarko Petroleum Corp.			12,206,772
	123,611		Apache Corp.			14,738,140
	139,451		Baker Hughes, Inc.			7,972,414
	33,600		Cabot Oil & Gas Corp.			1,271,760
	78,500	@	Cameron International Corp.			3,982,305
	211,500		Chesapeake Energy Corp.			5,479,965
	650,885		Chevron Corp.			59,393,256
	475,244	S	ConocoPhillips			32,364,116
	73,095	L	Consol Energy, Inc.			3,562,650
	129,300	@	Denbury Resources, Inc.			2,468,337
	139,699		Devon Energy Corp.			10,967,768
	22,500	L	Diamond Offshore Drilling			1,504,575
	227,804		El Paso Corp.			3,134,583
	82,122		EOG Resources, Inc.			7,506,772
	48,200		EQT Corp.			2,161,288
	1,631,035	S	ExxonMobil Corp.			119,261,279
	38,700	@	FMC Technologies, Inc.			3,440,817
	294,142		Halliburton Co.			12,009,818
	34,300		Helmerich & Payne, Inc.			1,662,864

	97,030		Hess Corp.			7,426,676
	229,634		Marathon Oil Corp.			8,503,347
	33,000		Massey Energy Co.			1,770,450
	62,205	S	Murphy Oil Corp.			4,637,383
	92,312	@	Nabors Industries Ltd.			2,165,640
	135,700		National Oilwell Varco, Inc.			9,125,825
	43,300	@	Newfield Exploration Co.			3,122,363
	56,600		Noble Energy, Inc.			4,872,128
	262,839		Occidental Petroleum Corp.			25,784,506
	87,220		Peabody Energy Corp.			5,580,336
	37,600		Pioneer Natural Resources Co.			3,264,432
	56,800		QEP Resources, Inc.			2,062,408
	51,800		Range Resources Corp.			2,329,964
	40,872	@	Rowan Cos., Inc.			1,426,842
	441,280		Schlumberger Ltd.			36,846,880
	112,200	@	Southwestern Energy Co.			4,199,646
	209,621		Spectra Energy Corp.			5,238,429
	38,988		Sunoco, Inc.			1,571,606
	46,300	@	Tesoro Corp.			858,402
	183,106		Valero Energy Corp.			4,233,411
	189,186		Williams Cos., Inc.			4,676,678
						444,786,831
			Financials:		14.5%
	109,800		ACE Ltd.			6,835,050
	152,391		Aflac, Inc.			8,599,424
	174,103		Allstate Corp.			5,550,404
	338,774		American Express Co.			14,540,180
	45,339	@, L	American International Group, Inc.			2,612,433
	80,158		Ameriprise Financial, Inc.			4,613,093
	106,692		AON Corp.			4,908,899
	34,500		Assurant, Inc.			1,328,940
	3,262,098		Bank of America Corp.			43,516,387
	401,262		Bank of New York Mellon Corp.			12,118,112
	224,343		BB&T Corp.			5,897,977
	559,700	@	Berkshire Hathaway, Inc.			44,837,567
	147,756		Capital One Financial Corp.			6,288,495
	94,000	@	CB Richard Ellis Group, Inc.			1,925,120
	320,743		Charles Schwab Corp.			5,487,913
	98,587		Chubb Corp.			5,879,729
	52,629		Cincinnati Financial Corp.			1,667,813
	9,396,301	@, S	Citigroup, Inc.			44,444,504
	21,670		CME Group, Inc.			6,972,323
	57,089		Comerica, Inc.			2,411,439
	176,188		Discover Financial Services			3,264,764
	64,260	@	E*Trade Financial Corp.			1,028,160
	29,679	L	Federated Investors, Inc.			776,699
	257,539		Fifth Third Bancorp.			3,780,673
	76,628	@	First Horizon National Corp.			902,678
	47,119	S	Franklin Resources, Inc.			5,240,104
	158,340	@	Genworth Financial, Inc.			2,080,588

	165,403		Goldman Sachs Group, Inc.			27,814,168
	143,754		Hartford Financial Services Group, Inc.			3,808,043
	170,300		Hudson City Bancorp., Inc.			2,169,622
	231,962	S	Huntington Bancshares, Inc.			1,593,579
	23,700	@	IntercontinentalExchange, Inc.			2,823,855
	149,500	@	Invesco Ltd.			3,596,970
	59,432	S	Janus Capital Group, Inc.			770,833
	1,264,471		JPMorgan Chase & Co.			53,638,860
	284,752	S	Keycorp			2,520,055
	49,445		Legg Mason, Inc.			1,793,370
	63,700		Leucadia National Corp.			1,858,766
	102,479		Lincoln National Corp.			2,849,941
	102,321		Loews Corp.			3,981,310
	38,606		M&T Bank Corp.			3,360,652
	175,798		Marsh & McLennan Cos., Inc.			4,806,317
	170,740	S	Marshall & Ilsley Corp.			1,181,521
	293,106		Metlife, Inc.			13,025,631
	65,939		Moody's Corp.			1,750,021
	489,376	S	Morgan Stanley			13,315,921
	45,400	@	Nasdaq Stock Market, Inc.			1,076,434
	78,323		Northern Trust Corp.			4,339,877
	84,400		NYSE Euronext			2,530,312
	119,300		People's United Financial, Inc.			1,671,393
	170,028		PNC Financial Services Group, Inc.			10,324,100
	103,616		Principal Financial Group, Inc.			3,373,737
	214,641		Progressive Corp.			4,264,917
	156,978		Prudential Financial, Inc.			9,216,178
	406,254	S	Regions Financial Corp.			2,843,778
	157,063	@	SLM Corp.			1,977,423
	162,369		State Street Corp.			7,524,179
	161,700		SunTrust Bank			4,771,767
	82,910		T. Rowe Price Group, Inc.			5,351,011
	25,879		Torchmark Corp.			1,546,011
	148,443		Travelers Cos., Inc.			8,269,760
	102,627		UnumProvident Corp.			2,485,626
	620,493		US Bancorp.			16,734,696
	1,697,767		Wells Fargo & Co.			52,613,799
	104,499		XL Group PLC			2,280,168
	57,588		Zions Bancorp.			1,395,357
						538,759,426
			Health Care:		10.8%
	500,028		Abbott Laboratories			23,956,341
	129,364		Aetna, Inc.			3,946,896
	112,022	@	Agilent Technologies, Inc.			4,641,071
	99,462		Allergan, Inc.			6,830,056
	89,424		AmerisourceBergen Corp.			3,051,147
	305,559	@	Amgen, Inc.			16,775,189
	188,436		Baxter International, Inc.			9,538,630
	74,387		Becton Dickinson & Co.			6,287,189
	77,070	@	Biogen Idec, Inc.			5,167,544

	491,692	@, S	Boston Scientific Corp.			3,722,108
	553,618		Bristol-Myers Squibb Co.			14,659,805
	112,822		Cardinal Health, Inc.			4,322,211
	72,111	@, S	CareFusion Corp.			1,853,253
	152,260	@, S	Celgene Corp.			9,004,656
	24,300	@	Cephalon, Inc.			1,499,796
	23,000	@	Cerner Corp.			2,179,020
	87,668		Cigna Corp.			3,213,909
	48,075	@	Coventry Health Care, Inc.			1,269,180
	30,021	S	CR Bard, Inc.			2,755,027
	31,400	@	DaVita, Inc.			2,181,986
	46,000		Densply International, Inc.			1,571,820
	328,193		Eli Lilly & Co.			11,499,883
	170,512	@	Express Scripts, Inc.			9,216,174
	92,404	@	Forest Laboratories, Inc.			2,955,080
	83,786	@	Genzyme Corp.			5,965,563
	262,600	@	Gilead Sciences, Inc.			9,516,624
	54,016	@	Hospira, Inc.			3,008,151
	54,468	@	Humana, Inc.			2,981,578
	12,700	@	Intuitive Surgical, Inc.			3,273,425
	888,320		Johnson & Johnson			54,942,592
	32,860	@	Laboratory Corp. of America Holdings			2,889,051
	60,359	@	Life Technologies Corp.			3,349,925
	81,806		McKesson Corp.			5,757,506
	137,288	@	Medco Health Solutions, Inc.			8,411,636
	349,323		Medtronic, Inc.			12,956,390
	996,543	S	Merck & Co., Inc.			35,915,410
	140,763	@	Mylan Laboratories			2,974,322
	31,285		Patterson Cos., Inc.			958,260
	38,219		PerkinElmer, Inc.			986,815
	2,590,858		Pfizer, Inc.			45,365,924
	45,761		Quest Diagnostics			2,469,721
	110,851	@	St. Jude Medical, Inc.			4,738,880
	110,433		Stryker Corp.			5,930,252
	157,003	@, S	Tenet Healthcare Corp.			1,050,350
	128,603	@	Thermo Fisher Scientific, Inc.			7,119,462
	355,749		UnitedHealth Group, Inc.			12,846,096
	38,500	@	Varian Medical Systems, Inc.			2,667,280
	29,491	@	Waters Corp.			2,291,746
	40,578	@	Watson Pharmaceuticals, Inc.			2,095,854
	127,279	@	WellPoint, Inc.			7,237,084
	63,843	@	Zimmer Holdings, Inc.			3,427,092
						403,224,960
			Industrials:		10.9%
	231,262		3M Co.			19,957,911
	34,933		Avery Dennison Corp.			1,479,063
	237,282		Boeing Co.			15,485,023
	205,280		Caterpillar, Inc.			19,226,525
	53,700		CH Robinson Worldwide, Inc.			4,306,203
	40,916		Cintas Corp.			1,144,011

	120,992		CSX Corp.			7,817,293
	63,964	S	Cummins, Inc.			7,036,680
	173,466		Danaher Corp.			8,182,391
	137,128		Deere & Co.			11,388,480
	60,433		Dover Corp.			3,532,309
	16,100		Dun & Bradstreet Corp.			1,321,649
	54,395		Eaton Corp.			5,521,636
	243,493		Emerson Electric Co.			13,920,495
	39,906		Equifax, Inc.			1,420,654
	68,700		Expeditors International Washington, Inc.			3,751,020
	47,700	L	Fastenal Co.			2,857,707
	101,735		FedEx Corp.			9,462,372
	18,100		Flowserve Corp.			2,157,882
	57,818		Fluor Corp.			3,831,021
	122,151		General Dynamics Corp.			8,667,835
	3,446,300	S	General Electric Co.			63,032,825
	40,519		Goodrich Corp.			3,568,508
	252,342		Honeywell International, Inc.			13,414,501
	160,386		Illinois Tool Works, Inc.			8,564,612
	104,800		Ingersoll-Rand PLC			4,935,032
	64,700		Iron Mountain, Inc.			1,618,147
	59,338		ITT Corp.			3,092,103
	40,800	@	Jacobs Engineering Group, Inc.			1,870,680
	36,590		L-3 Communications Holdings, Inc.			2,579,229
	95,557		Lockheed Martin Corp.			6,680,390
	115,984		Masco Corp.			1,468,357
	117,514		Norfolk Southern Corp.			7,382,229
	94,490		Northrop Grumman Corp.			6,121,062
	117,999		Paccar, Inc.			6,775,503
	37,252		Pall Corp.			1,846,954
	52,145		Parker Hannifin Corp.			4,500,114
	65,754	L	Pitney Bowes, Inc.			1,589,932
	46,100		Precision Castparts Corp.			6,417,581
	69,700	@	Quanta Services, Inc.			1,388,424
	117,937		Raytheon Co.			5,465,201
	99,451		Republic Services, Inc.			2,969,607
	47,549		Robert Half International, Inc.			1,454,999
	45,912		Rockwell Automation, Inc.			3,292,350
	50,748		Rockwell Collins, Inc.			2,956,578
	30,600		Roper Industries, Inc.			2,338,758
	66,687		RR Donnelley & Sons Co.			1,165,022
	16,737		Ryder System, Inc.			881,036
	18,849		Snap-On, Inc.			1,066,476
	241,652		Southwest Airlines Co.			3,136,643
	27,700	@	Stericycle, Inc.			2,241,484
	88,884		Textron, Inc.			2,101,218
	158,300		Tyco International Ltd.			6,559,952
	159,498		Union Pacific Corp.			14,779,085
	319,876		United Parcel Service, Inc. - Class B			23,216,600
	298,686		United Technologies Corp.			23,512,562

	153,886		Waste Management, Inc.			5,673,777
	18,750		WW Grainger, Inc.			2,589,563
						404,715,254
			Information Technology:		18.6%
	164,551	@	Adobe Systems, Inc.			5,064,880
	185,262	@	Advanced Micro Devices, Inc.			1,515,443
	59,000	@	Akamai Technologies, Inc.			2,775,950
	101,060		Altera Corp.			3,595,715
	56,500		Amphenol Corp.			2,982,070
	96,626	L	Analog Devices, Inc.			3,639,901
	296,669	@	Apple, Inc.			95,693,553
	432,143		Applied Materials, Inc.			6,071,609
	73,502	@	Autodesk, Inc.			2,807,776
	159,546		Automatic Data Processing, Inc.			7,383,789
	57,478	@	BMC Software, Inc.			2,709,513
	147,286		Broadcom Corp.			6,414,305
	124,084		CA, Inc.			3,032,613
	1,792,868	@	Cisco Systems, Inc.			36,269,720
	60,711	@	Citrix Systems, Inc.			4,153,240
	98,200	@	Cognizant Technology Solutions Corp.			7,197,078
	49,979		Computer Sciences Corp.			2,478,958
	70,841	@, S	Compuware Corp.			826,714
	505,536		Corning, Inc.			9,766,956
	543,216	@	Dell, Inc.			7,360,577
	371,107	@, S	eBay, Inc.			10,327,908
	107,293	@	Electronic Arts, Inc.			1,757,459
	666,472	@, S	EMC Corp.			15,262,209
	26,200	@	F5 Networks, Inc.			3,410,192
	85,700		Fidelity National Information Services, Inc.			2,347,323
	17,500	@, L	First Solar, Inc.			2,277,450
	48,058	@	Fiserv, Inc.			2,814,276
	51,300	@	Flir Systems, Inc.			1,526,175
	80,695	@	Google, Inc. - Class A			47,930,409
	41,500		Harris Corp.			1,879,950
	733,484		Hewlett-Packard Co.			30,879,676
	1,804,232		Intel Corp.			37,942,999
	401,855	S	International Business Machines Corp.			58,976,240
	90,426	@	Intuit, Inc.			4,458,002
	63,435		Jabil Circuit, Inc.			1,274,409
	71,987	@, L	JDS Uniphase Corp.			1,042,372
	169,185	@	Juniper Networks, Inc.			6,246,310
	53,994		KLA-Tencor Corp.			2,086,328
	25,421	@	Lexmark International, Inc.			885,159
	72,876	S	Linear Technology Corp.			2,520,781
	199,465	@, S	LSI Logic Corp.			1,194,795
	31,300		Mastercard, Inc.			7,014,643
	49,900	@	McAfee, Inc.			2,310,869
	73,600	@, S	MEMC Electronic Materials, Inc.			828,736
	60,400	L	Microchip Technology, Inc.			2,066,284
	277,115	@, S	Micron Technology, Inc.			2,222,462

	2,435,202		Microsoft Corp.			67,990,840
	44,670		Molex, Inc.			1,014,902
	42,050	@, S	Monster Worldwide, Inc.			993,642
	759,890	@, S	Motorola, Inc.			6,892,202
	77,482		National Semiconductor Corp.			1,066,152
	116,926	@	NetApp, Inc.			6,426,253
	113,690	@, S	Novell, Inc.			673,045
	29,199	@, L	Novellus Systems, Inc.			943,712
	187,913	@, S	Nvidia Corp.			2,893,860
	1,252,004	S	Oracle Corp.			39,187,725
	104,100		Paychex, Inc.			3,217,731
	34,184	@	QLogic Corp.			581,812
	523,252		Qualcomm, Inc.			25,895,741
	61,600	@	Red Hat, Inc.			2,812,040
	95,000	@, L	SAIC, Inc.			1,506,700
	38,300	@	Salesforce.com, Inc.			5,055,600
	75,825	@	Sandisk Corp.			3,780,635
	251,065	@	Symantec Corp.			4,202,828
	119,305	S	Tellabs, Inc.			808,888
	54,200	@	Teradata Corp.			2,230,872
	58,642	@, S	Teradyne, Inc.			823,334
	379,760		Texas Instruments, Inc.			12,342,200
	52,800		Total System Services, Inc.			812,064
	55,600	@	VeriSign, Inc.			1,816,452
	157,600	S	Visa, Inc.			11,091,888
	74,300	@	Western Digital Corp.			2,518,770
	212,191		Western Union Co.			3,940,387
	448,691	S	Xerox Corp.			5,168,920
	83,847		Xilinx, Inc.			2,429,886
	421,573	@	Yahoo!, Inc.			7,010,759
						689,353,616
			Materials:		3.7%
	69,315		Air Products & Chemicals, Inc.			6,304,199
	24,200		Airgas, Inc.			1,511,532
	35,600	L	AK Steel Holding Corp.			582,772
	330,358		Alcoa, Inc.			5,084,210
	31,900		Allegheny Technologies, Inc.			1,760,242
	28,546		Ball Corp.			1,942,555
	35,026		Bemis Co.			1,143,949
	23,000		CF Industries Holdings, Inc.			3,108,450
	43,800		Cliffs Natural Resources, Inc.			3,416,838
	375,478		Dow Chemical Co.			12,818,819
	23,313		Eastman Chemical Co.			1,960,157
	75,100		Ecolab, Inc.			3,786,542
	295,243		EI Du Pont de Nemours & Co.			14,726,721
	23,500		FMC Corp.			1,877,415
	152,310		Freeport-McMoRan Copper & Gold, Inc.			18,290,908
	25,843		International Flavors & Fragrances, Inc.			1,436,612
	141,522		International Paper Co.			3,855,059
	54,468		MeadWestvaco Corp.			1,424,883

	173,459		Monsanto Co.			12,079,685
	159,468		Newmont Mining Corp.			9,796,119
	102,097		Nucor Corp.			4,473,891
	52,900	@	Owens-Illinois, Inc.			1,624,030
	52,774		PPG Industries, Inc.			4,436,710
	99,138		Praxair, Inc.			9,464,705
	51,660		Sealed Air Corp.			1,314,747
	28,961		Sherwin-Williams Co.			2,425,484
	39,194		Sigma-Aldrich Corp.			2,608,753
	29,100	@	Titanium Metals Corp.			499,938
	46,446		United States Steel Corp.			2,713,375
	41,500	L	Vulcan Materials Co.			1,840,940
						138,310,240
			Telecommunication Services:		3.1%
	129,100	@	American Tower Corp.			6,666,724
	1,911,627		AT&T, Inc.			56,163,601
	98,118	L	CenturyTel, Inc.			4,530,108
	321,452		Frontier Communications Corp.			3,127,728
	84,800	@, S	MetroPCS Communications, Inc.			1,071,024
	563,692		Qwest Communications International, Inc.			4,289,696
	966,184	@, S	Sprint Nextel Corp.			4,086,958
	914,336		Verizon Communications, Inc.			32,714,942
	156,490		Windstream Corp.			2,181,471
						114,832,252
			Utilities:		3.3%
	214,163	@, S	AES Corp.			2,608,505
	54,976		Allegheny Energy, Inc.			1,332,618
	77,609		Ameren Corp.			2,187,798
	155,373		American Electric Power Co., Inc.			5,590,321
	136,911		CenterPoint Energy, Inc.			2,152,241
	79,097	L	CMS Energy Corp.			1,471,204
	94,000		Consolidated Edison, Inc.			4,659,580
	64,637		Constellation Energy Group, Inc.			1,979,831
	187,770		Dominion Resources, Inc.			8,021,534
	54,669		DTE Energy Co.			2,477,599
	428,443		Duke Energy Corp.			7,630,570
	105,402		Edison International			4,068,517
	58,486		Entergy Corp.			4,142,563
	213,948	S	Exelon Corp.			8,908,795
	98,621	L	FirstEnergy Corp.			3,650,949
	25,094		Integrys Energy Group, Inc.			1,217,310
	134,486		NextEra Energy, Inc.			6,991,927
	14,723		Nicor, Inc.			734,972
	90,026		NiSource, Inc.			1,586,258
	57,000		Northeast Utilities			1,817,160
	80,000	@	NRG Energy, Inc.			1,563,200
	34,400		Oneok, Inc.			1,908,168
	126,833		Pacific Gas & Electric Co.			6,067,691
	72,600		Pepco Holdings, Inc.			1,324,950
	35,191		Pinnacle West Capital Corp.			1,458,667

	156,293		PPL Corp.			4,113,632
	94,711		Progress Energy, Inc.			4,118,034
	163,620		Public Service Enterprise Group, Inc.			5,204,752
	36,600		SCANA Corp.			1,485,960
	77,667		Sempra Energy			4,075,964
	271,256		Southern Co.			10,370,117
	69,471		TECO Energy, Inc.			1,236,584
	37,799		Wisconsin Energy Corp.			2,224,849
	148,837		Xcel Energy, Inc.			3,505,111
						121,887,931
			Total Common Stock
			( Cost $ 3,099,558,867 )			3,642,262,449

REAL ESTATE INVESTMENT TRUSTS:				1.5%
			Financials:		1.5%
	37,828	S	Apartment Investment & Management Co.			977,476
	27,604		AvalonBay Communities, Inc.			3,106,830
	45,295		Boston Properties, Inc.			3,899,900
	92,047		Equity Residential			4,781,842
	104,900		HCP, Inc.			3,859,271
	46,900		Health Care Real Estate Investment Trust, Inc.			2,234,316
	215,427		Host Hotels & Resorts, Inc.			3,849,680
	131,355		Kimco Realty Corp.			2,369,644
	52,315		Plum Creek Timber Co., Inc.			1,959,197
	184,015		Prologis			2,657,177
	45,135	S	Public Storage, Inc.			4,577,592
	94,755		Simon Property Group, Inc.			9,427,175
	50,800		Ventas, Inc.			2,665,984
	52,614		Vornado Realty Trust			4,384,325
	173,350		Weyerhaeuser Co.			3,281,516

			Total Real Estate Investment Trusts
			( Cost $ 41,708,340 )			54,031,925

			Total Long-Term Investments
			( Cost $ 3,141,267,207 )			3,696,294,374

SHORT-TERM INVESTMENTS:				1.0%
			Mutual Funds:		0.3%
	13,036,000		Blackrock Liquidity Funds TempFund Portfolio - Class I			13,036,000

			Total Mutual Funds
			( Cost $ 13,036,000 )			13,036,000

			Securities Lending Collateralcc:		0.7%
	24,589,724		BNY Mellon Overnight Government Fund (1)			24,589,724
	425,091	R	BNY Institutional Cash Reserves Fund, Series B (1)(2)			340,073

			Total Securities Lending Collateral
			( Cost $ 25,014,815 )			24,929,797

			Total Short-Term Investments
			( Cost $ 38,050,815 )			37,965,797

			Total Investments in Securities
			( Cost $ 3,179,318,022 ) *	100.6%		$3,734,260,171
			Other Assets and Liabilities - Net	(0.6)		(21,268,209)
			Net Assets	100.0%		$3,712,991,962

		@	Non-income producing security
		cc	Securities purchased with cash collateral for securities loaned.
		(1)	Collateral received from brokers for securities lending was invested in these short-term investments.
		(2)

On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Portfolio's position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.

		R	Restricted security
		L	Loaned security, a portion or all of the security is on loan at December 31, 2010.
		S

All or a portion of this security has been identified by the Fund to cover future collateral requirements for applicable futures, options, swaps, foreign currency contracts and/or when-issued or delayed-delivery securities.

PORTFOLIO OF INVESTMENTS
ING Van Kampen Growth and Income Portfolio as of December 31, 2010

	Shares					Value

COMMON STOCK:				97.5%
			Consumer Discretionary:		12.0%
	520,225		Comcast Corp. - Class A			$11,429,343
	333,375	@, L	Ford Motor Co.			5,597,366
	128,258	@	General Motors Co.			4,727,590
	255,200		Home Depot, Inc.			8,947,312
	207,162	L	Sony Corp. ADR			7,397,755
	131,210		Time Warner Cable, Inc.			8,663,796
	353,272		Time Warner, Inc.			11,364,760
	465,189		Viacom - Class B			18,426,136
						76,554,058
			Consumer Staples:		10.6%
	333,554		Avon Products, Inc.			9,693,079
	72,703		Coca-Cola Co.			4,781,676
	122,763		Coca-Cola Enterprises, Inc.			3,072,758
	280,421		Kraft Foods, Inc.			8,836,066
	184,012		Procter & Gamble Co.			11,837,492
	200,013		Sysco Corp.			5,880,382
	253,380		Unilever NV ADR			7,956,132
	242,636		Walgreen Co.			9,453,099
	115,437		Wal-Mart Stores, Inc.			6,225,517
						67,736,201
			Energy:		14.4%
	193,276		Anadarko Petroleum Corp.			14,719,900
	48,596	@	Cameron International Corp.			2,465,275
	73,322		ConocoPhillips			4,993,228
	87,133		Devon Energy Corp.			6,840,812
	93,138		ExxonMobil Corp.			6,810,251
	143,805		Hess Corp.			11,006,835
	39,844		Noble Energy, Inc.			3,429,772
	168,923		Occidental Petroleum Corp.			16,571,346
	192,442		Royal Dutch Shell PLC ADR - Class A			12,851,277
	127,118		Schlumberger Ltd.			10,614,353
	79,203		Williams Cos., Inc.			1,957,898
						92,260,947
			Financials:		21.4%
	915,707		Bank of America Corp.			12,215,531
	137,336		BB&T Corp.			3,610,563
	547,231		Charles Schwab Corp.			9,363,122
	79,526		Chubb Corp.			4,742,931
	1,770,825	@	Citigroup, Inc.			8,376,002
	250,059		Fifth Third Bancorp.			3,670,866
	706,321		JPMorgan Chase & Co.			29,962,137
	19,029	@, L	LPL Investment Holdings, Inc.			692,085
	776,778		Marsh & McLennan Cos., Inc.			21,237,111
	308,692		Morgan Stanley			8,399,509

	193,356		PNC Financial Services Group, Inc.			11,740,576
	166,067		Principal Financial Group, Inc.			5,407,142
	149,689		State Street Corp.			6,936,588
	155,087		US Bancorp.			4,182,696
	199,786		Wells Fargo & Co.			6,191,368
						136,728,227
			Health Care:		9.5%
	88,758		Abbott Laboratories			4,252,396
	370,950		Bristol-Myers Squibb Co.			9,822,756
	112,802		Cardinal Health, Inc.			4,321,445
	174,877		Covidien PLC			7,984,884
	159,048		Merck & Co., Inc.			5,732,090
	636,973		Pfizer, Inc.			11,153,397
	164,361	L	Roche Holding AG ADR			6,023,831
	319,809		UnitedHealth Group, Inc.			11,548,303
						60,839,102
			Industrials:		10.4%
	99,590		Avery Dennison Corp.			4,216,641
	124,013	L	Cintas Corp.			3,467,403
	56,600		Dover Corp.			3,308,270
	36,032		FedEx Corp.			3,351,336
	1,334,702		General Electric Co.			24,411,700
	156,114	L	Ingersoll-Rand PLC			7,351,408
	69,709	L	Manpower, Inc.			4,374,937
	107,952		Robert Half International, Inc.			3,303,331
	303,624		Tyco International Ltd.			12,582,179
						66,367,205
			Information Technology:		10.3%
	205,999	@	Amdocs Ltd.			5,658,793
	326,478	@	Cisco Systems, Inc.			6,604,650
	558,774	@, L	Dell, Inc.			7,571,388
	512,000	@	eBay, Inc.			14,248,960
	230,827		Hewlett-Packard Co.			9,717,817
	287,198		Intel Corp.			6,039,774
	56,580		Microsoft Corp.			1,579,714
	369,653		Western Union Co.			6,864,456
	436,780	@, L	Yahoo!, Inc.			7,263,651
						65,549,203
			Materials:		2.2%
	170,838		Dow Chemical Co.			5,832,409
	74,158	@	LyondellBasell Industries NV			2,551,035
	70,760		PPG Industries, Inc.			5,948,793
						14,332,237
			Telecommunication Services:		2.8%
	200,001		Verizon Communications, Inc.			7,156,036
	404,389		Vodafone Group PLC ADR			10,688,001
						17,844,037
			Utilities:		3.9%
	361,693		American Electric Power Co., Inc.			13,013,714
	101,516		Edison International			3,918,518

	54,365		Entergy Corp.			3,850,673
	119,653	L	FirstEnergy Corp.			4,429,554
						25,212,459
			Total Common Stock
			( Cost $ 529,720,620 )			623,423,676

SHORT-TERM INVESTMENTS:				6.6%
			Mutual Funds:		2.6%
	16,730,309		Blackrock Liquidity Funds TempFund Portfolio - Class I			16,730,309

			Total Mutual Funds
			( Cost $ 16,730,309 )			16,730,309

			Securities Lending Collateralcc:		4.0%
	24,278,065		BNY Mellon Overnight Government Fund (1)			24,278,065
	1,680,468	R	BNY Institutional Cash Reserves Fund, Series B (1)(2)			1,344,375

			Total Securities Lending Collateral
			( Cost $ 25,958,533 )			25,622,440

			Total Short-Term Investments
			( Cost $ 42,688,842 )			42,352,749

			Total Investments in Securities
			( Cost $ 572,409,462 ) *	104.1%		$665,776,425
			Other Assets and Liabilities - Net	(4.1)		(26,256,757)
			Net Assets	100.0%		$639,519,668

		@	Non-income producing security
		ADR	American Depositary Receipt
		cc	Securities purchased with cash collateral for securities loaned.
		(1)	Collateral received from brokers for securities lending was invested in these short-term investments.
		(2)

On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Portfolio's position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.

		R	Restricted security
		L	Loaned security, a portion or all of the security is on loan at December 31, 2010.
PORTFOLIO OF INVESTMENTS
ING Wells Fargo Health Care Portfolio as of December 31, 2010

	Shares					Value

COMMON STOCK:				91.4%
			Health Care:		91.4%
	80,209		Abbott Laboratories			$3,842,813
	99,734		Aetna, Inc.			3,042,884
	142,730	@	Alere, Inc.			5,223,918
	69,960	@	Alexion Pharmaceuticals, Inc.			5,635,278
	42,508		Allergan, Inc.			2,919,024
	88,041	@	Amgen, Inc.			4,833,451
	198,758	@	Amylin Pharmaceuticals, Inc.			2,923,730
	1,768,041	@	Antisoma PLC			176,418
	112,679	@	Arthrocare Corp.			3,499,810
	114,589	@	AtriCure, Inc.			1,173,391
	115,042	@	Auxilium Pharmaceuticals, Inc.			2,427,386
	66,955		Baxter International, Inc.			3,389,262
	426,451	@	Boston Scientific Corp.			3,228,234
	179,406		Bristol-Myers Squibb Co.			4,750,671
	113,353		Cardinal Health, Inc.			4,342,553
	156,332	@	CareFusion Corp.			4,017,732
	2,419,383	@	CareView Communications, Inc.			3,798,431
	57,367	@	Celgene Corp.			3,392,684
	93,139		Cigna Corp.			3,414,476
	171,549	@	Conceptus, Inc.			2,367,376
	74,313	@	Dendreon Corp.			2,595,010
	245,696	@	Dyax Corp.			525,789
	246,653	@	Elan Corp. PLC ADR			1,413,322
	55,536		Eli Lilly & Co.			1,945,981
	182,344	@	Eurand NV			2,157,130
	95,942	@	Express Scripts, Inc.			5,185,665
	29,264		Fresenius AG			2,455,672
	35,550		Fresenius Medical Care AG & Co. KGaA			2,043,878
	40,378	@	Genzyme Corp.			2,874,914
	126,819	@	Gilead Sciences, Inc.			4,595,921
	136,528	@	Hanger Orthopedic Group, Inc.			2,893,028
	32,227	@	HeartWare International, Inc.			2,822,118
	88,934	@	Human Genome Sciences, Inc.			2,124,633
	127,024	@	Incyte Corp.			2,103,517
	123,001	@	Jazz Pharmaceuticals, Inc.			2,420,660
	61,818	@	Life Technologies Corp.			3,430,899
	198,959	@	MAP Pharmaceuticals, Inc.			3,330,574
	73,487	@	Medco Health Solutions, Inc.			4,502,548
	1,823,990	@	Medipattern Corp.			114,653
	81,462		Merck & Co., Inc.			2,935,890
	155,806	@	Mylan Laboratories			3,292,181
	125,429	@	Myriad Genetics, Inc.			2,864,798
	112,348	@	Nektar Therapeutics			1,443,672
	407,413	@	Novavax, Inc.			990,014

	94,375	@	NPS Pharmaceuticals, Inc.			745,563
	104,322	@	NuPathe, Inc.			945,157
	76,771	@	NuVasive, Inc.			1,969,176
	68,825	@	Par Pharmaceutical Cos., Inc.			2,650,451
	279,049		Pfizer, Inc.			4,886,149
	43,182	@	Pharmasset, Inc.			1,874,531
	27,250		Roche Holding AG - Genusschein			3,994,655
	447,718	@	RTI Biologics, Inc.			1,195,407
	62,537	@	Salix Pharmaceuticals Ltd.			2,936,738
	68,394	@	St. Jude Medical, Inc.			2,923,844
	56,628		Teva Pharmaceutical Industries Ltd. ADR			2,952,018
	798,437	@	Theratechnologies, Inc.			4,392,488
	99,071	@	Thoratec Corp.			2,805,691
	86,211		UnitedHealth Group, Inc.			3,113,079
	85,438	@	Valeant Pharmaceuticals International, Inc.			2,417,041
	111,774	@	Vertex Pharmaceuticals, Inc.			3,915,443
	164,590	@	Warner Chilcott PLC			3,713,150
	50,824	@	Zoll Medical Corp.			1,892,178

			Total Common Stock
			( Cost $ 154,518,511 )			178,784,748

WARRANTS:				0.1%
			Health Care:		0.1%
	133,228		Novavax, Inc.			146,551

			Total Warrants
			( Cost $ - )			146,551

			Total Long-Term Investments
			( Cost $ 154,518,511 )			178,931,299

SHORT-TERM INVESTMENTS:				4.3%
			Mutual Funds:		4.3%
	8,355,274		Blackrock Liquidity Funds TempFund Portfolio - Class I			8,355,274

			Total Short-Term Investments
			( Cost $ 8,355,274 )			8,355,274

			Total Investments in Securities
			( Cost $ 162,873,785 ) *	95.8%		$187,286,573
			Other Assets and Liabilities - Net	4.2		8,290,387
			Net Assets	100.0%		$195,576,960

		@	Non-income producing security
		ADR	American Depositary Receipt

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
The Board has a Nominating Committee for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Independent Trustee vacancies on the Board. The Committee currently consists of all Independent Trustees of the Board (6 individuals). The Nominating Committee operates pursuant to a Charter approved by the Board. The primary purpose of the Nominating Committee is to consider and present to the Board the candidates it proposes for nomination to fill vacancies on the Board. In evaluating candidates, the Nominating Committee may consider a variety of factors, but it has not at this time set any specific minimum qualifications that must be met. Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.
The Nominating Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews its own nominees. A shareholder nominee for director should be submitted in writing to the Fund’s Secretary. Any such shareholder nomination should include at a minimum the following information as to each individual proposed for nomination as trustee: such individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a trustee (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of trustees, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.
The Secretary shall submit all nominations received in a timely manner to the Nominating Committee. To be timely, any such submission must be delivered to the Fund’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either disclosure in a press release or in a document publicly filed by the Fund with the Securities and Exchange Commission.
Item 11. Controls and Procedures.
(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

(3)	Not applicable.

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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ING Investors Trust

By	/s/ Shaun P. Mathews

Shaun P. Mathews
President and Chief Executive Officer
Date: March 7, 2011
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews

Shaun P. Mathews
President and Chief Executive Officer
Date: March 7, 2011

By	/s/ Todd Modic

Todd Modic
Senior Vice President and Chief Financial Officer
Date: March 7, 2011

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